UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

11225 North Community House Rd.

Charlotte, NC 28277

(Address of principal executive offices) (zip code)

Kristi Slavin

c/o Brighthouse Investment Advisers, LLC

11225 North Community House Rd.

Charlotte, NC 28277

(Name and address of agent for service)

Copy to:

Brian D. McCabe, Esq.

Ropes and Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Baillie Gifford International Stock Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$75	0.73%

Management Discussion of Portfolio Performance

International equities delivered a positive return in 2024 but underperformed the U.S. market, which continued its strong upward trajectory. We saw some loosening of monetary policy from some Western central banks, while in Asia the Bank of Japan made a historic move to end its negative interest rate policy. The Portfolio underperformed the MSCI ACWI ex U.S. Index. Stock selection within the Emerging Markets allocation was the largest contributor, followed by Europe (ex U.K.). This was offset by stock selection within the United Kingdom ("U.K.") and Developed Asia Pacific. At the sector level, the largest positive contributions came from Communication Services and Materials. Financials and Industrials were the largest detractors.

Top Contributors:

•Overweight positions in TSMC (Taiwan) and Spotify (Sweden).

Top Detractors:

•Overweight positions in Edenred (France) and Samsung Electronics (South Korea).

Portfolio Performance

	Class A $17,124	MSCI All Country World ex-U.S. Index $15,985
12/2014	$10,000	$10,000
12/2015	$9,803	$9,434
12/2016	$10,330	$9,858
12/2017	$13,961	$12,538
12/2018	$11,586	$10,758
12/2019	$15,389	$13,073
12/2020	$19,479	$14,465
12/2021	$19,332	$15,597
12/2022	$13,803	$13,101
12/2023	$16,368	$15,147
12/2024	$17,124	$15,985

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Baillie Gifford International Stock Portfolio - Class A	4.62%	2.16%	5.53%
MSCI All Country World ex-U.S. Index	5.53%	4.10%	4.80%

Key Fund Statistics

Total Net Assets	$1,330,072,211
# of Portfolio Investments	93
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$10,136,578

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	5.2
MercadoLibre, Inc.	3.7
Tencent Holdings Ltd.	3.2
SAP SE	3.0
CRH PLC	2.9
Scout24 SE	2.5
DSV AS	2.5
Sony Group Corp.	2.4
Ryanair Holdings PLC	2.3
Deutsche Boerse AG	2.2

Top Sectors

Value	Value
Energy	1.6
Health Care	4.7
Consumer Staples	5.1
Materials	6.7
Communication Services	10.7
Consumer Discretionary	13.7
Financials	15.7
Industrials	19.8
Information Technology	21.0

Top 10 Countries

Value	Value
India	4.5
Denmark	5.2
Taiwan	5.2
Canada	5.7
France	6.5
Netherlands	6.5
China	7.2
United States	8.5
Germany	9.2
Japan	12.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Baillie Gifford International Stock Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$100	0.98%

Management Discussion of Portfolio Performance

International equities delivered a positive return in 2024 but underperformed the U.S. market, which continued its strong upward trajectory. We saw some loosening of monetary policy from some Western central banks, while in Asia the Bank of Japan made a historic move to end its negative interest rate policy. The Portfolio underperformed the MSCI ACWI ex U.S. Index. Stock selection within the Emerging Markets allocation was the largest contributor, followed by Europe (ex U.K.). This was offset by stock selection within the United Kingdom ("U.K.") and Developed Asia Pacific. At the sector level, the largest positive contributions came from Communication Services and Materials. Financials and Industrials were the largest detractors.

Top Contributors:

•Overweight positions in TSMC (Taiwan) and Spotify (Sweden).

Top Detractors:

•Overweight positions in Edenred (France) and Samsung Electronics (South Korea).

Portfolio Performance

	Class B $16,707	MSCI All Country World ex-U.S. Index $15,985
12/2014	$10,000	$10,000
12/2015	$9,783	$9,434
12/2016	$10,277	$9,858
12/2017	$13,863	$12,538
12/2018	$11,480	$10,758
12/2019	$15,200	$13,073
12/2020	$19,191	$14,465
12/2021	$19,000	$15,597
12/2022	$13,525	$13,101
12/2023	$16,009	$15,147
12/2024	$16,707	$15,985

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Baillie Gifford International Stock Portfolio - Class B	4.36%	1.91%	5.27%
MSCI All Country World ex-U.S. Index	5.53%	4.10%	4.80%

Key Fund Statistics

Total Net Assets	$1,330,072,211
# of Portfolio Investments	93
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$10,136,578

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	5.2
MercadoLibre, Inc.	3.7
Tencent Holdings Ltd.	3.2
SAP SE	3.0
CRH PLC	2.9
Scout24 SE	2.5
DSV AS	2.5
Sony Group Corp.	2.4
Ryanair Holdings PLC	2.3
Deutsche Boerse AG	2.2

Top Sectors

Value	Value
Energy	1.6
Health Care	4.7
Consumer Staples	5.1
Materials	6.7
Communication Services	10.7
Consumer Discretionary	13.7
Financials	15.7
Industrials	19.8
Information Technology	21.0

Top 10 Countries

Value	Value
India	4.5
Denmark	5.2
Taiwan	5.2
Canada	5.7
France	6.5
Netherlands	6.5
China	7.2
United States	8.5
Germany	9.2
Japan	12.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Baillie Gifford International Stock Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$90	0.88%

Management Discussion of Portfolio Performance

International equities delivered a positive return in 2024 but underperformed the U.S. market, which continued its strong upward trajectory. We saw some loosening of monetary policy from some Western central banks, while in Asia the Bank of Japan made a historic move to end its negative interest rate policy. The Portfolio underperformed the MSCI ACWI ex U.S. Index. Stock selection within the Emerging Markets allocation was the largest contributor, followed by Europe (ex U.K.). This was offset by stock selection within the United Kingdom ("U.K.") and Developed Asia Pacific. At the sector level, the largest positive contributions came from Communication Services and Materials. Financials and Industrials were the largest detractors.

Top Contributors:

•Overweight positions in TSMC (Taiwan) and Spotify (Sweden).

Top Detractors:

•Overweight positions in Edenred (France) and Samsung Electronics (South Korea).

Portfolio Performance

	Class E $16,855	MSCI All Country World ex-U.S. Index $15,985
12/2014	$10,000	$10,000
12/2015	$9,785	$9,434
12/2016	$10,298	$9,858
12/2017	$13,894	$12,538
12/2018	$11,519	$10,758
12/2019	$15,270	$13,073
12/2020	$19,296	$14,465
12/2021	$19,121	$15,597
12/2022	$13,627	$13,101
12/2023	$16,142	$15,147
12/2024	$16,855	$15,985

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Baillie Gifford International Stock Portfolio - Class E	4.42%	1.99%	5.36%
MSCI All Country World ex-U.S. Index	5.53%	4.10%	4.80%

Key Fund Statistics

Total Net Assets	$1,330,072,211
# of Portfolio Investments	93
Portfolio Turnover Rate	14%
Total Advisory Fees Paid	$10,136,578

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	5.2
MercadoLibre, Inc.	3.7
Tencent Holdings Ltd.	3.2
SAP SE	3.0
CRH PLC	2.9
Scout24 SE	2.5
DSV AS	2.5
Sony Group Corp.	2.4
Ryanair Holdings PLC	2.3
Deutsche Boerse AG	2.2

Top Sectors

Value	Value
Energy	1.6
Health Care	4.7
Consumer Staples	5.1
Materials	6.7
Communication Services	10.7
Consumer Discretionary	13.7
Financials	15.7
Industrials	19.8
Information Technology	21.0

Top 10 Countries

Value	Value
India	4.5
Denmark	5.2
Taiwan	5.2
Canada	5.7
France	6.5
Netherlands	6.5
China	7.2
United States	8.5
Germany	9.2
Japan	12.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Bond Income Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$39	0.39%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index, over the twelve-month period ended December 31, 2024. The approach throughout the year was to focus on taking advantage of attractive, higher quality yields, while tactically trading duration as markets meaningfully shifted monetary policy expectations throughout the year. Over the period, economic growth generally surprised to the upside providing a positive environment for spread sectors to perform well. While we began with a modest allocation to U.S. High Yield credit, as the economic backdrop strengthened, we increased exposure over the period.

Top Contributors:

•As spreads continued to move tighter, the most notable contribution to performance was the allocation to Securitized Assets.

•The overweight allocation to High Yield contributed to performance as spreads continued to grind tighter. We generally traded from the overweight side in U.S. Investment Grade Credit; the security selection outperformance was driven by a preference for Banks, Utilities and Energy versus other Industrial subsectors.

Top Detractors:

•The Portfolio’s exposure to Emerging Market Debt was a notable detractor to performance over the period, with most of the underperformance coming in the second quarter, as local rates sold-off. Additionally, there was some idiosyncratic volatility in select Latin American countries, like Brazil and Mexico, where we generally favored local rate expressions as we believed resilient growth and lower global inflation appeared supportive.

•The Portfolio’s duration positioning outside the U.S. was a notable detractor to active returns, driven by exposure to European rates and U.K. gilts in the fourth quarter. These positions negatively impacted performance due to the sell-off in rates driven by strong economic data, rising rates in the U.S., and political instability across Europe, particularly in France.

Portfolio Performance

	Class A $11,786	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,059	$10,055
12/2016	$10,373	$10,321
12/2017	$10,799	$10,687
12/2018	$10,761	$10,688
12/2019	$11,818	$11,620
12/2020	$12,834	$12,492
12/2021	$12,778	$12,299
12/2022	$10,971	$10,699
12/2023	$11,611	$11,291
12/2024	$11,786	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Bond Income Portfolio - Class A	1.51%	(0.05%)	1.66%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,606,767,079
# of Portfolio Investments	2,757
Portfolio Turnover Rate	455%
Total Advisory Fees Paid	$9,512,825

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	16.8
Federal National Mortgage Association	10.9
U.S. Treasury Bonds	7.3
Federal Home Loan Mortgage Corp.	7.2
Uniform Mortgage-Backed Security, TBA	5.8
Government National Mortgage Association, TBA	3.1
Government National Mortgage Association	2.8
JPMorgan Chase & Co.	1.9
Morgan Stanley	1.4
Goldman Sachs Group, Inc.	1.2

Asset Allocation

Value	Value
Warrants	0.0Footnote Reference*
Convertible Bonds	0.0Footnote Reference*
Preferred Stocks	0.2
Common Stocks	0.4
Municipals	0.7
Floating Rate Loans	0.7
Short-Term Investments	4.2
Foreign Government	4.4
Mortgage-Backed Securities	9.2
Asset-Backed Securities	10.1
Corporate Bonds & Notes	24.3
U.S. Treasury & Government Agencies	54.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Bond Income Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$64	0.64%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index, over the twelve-month period ended December 31, 2024. The approach throughout the year was to focus on taking advantage of attractive, higher quality yields, while tactically trading duration as markets meaningfully shifted monetary policy expectations throughout the year. Over the period, economic growth generally surprised to the upside providing a positive environment for spread sectors to perform well. While we began with a modest allocation to U.S. High Yield credit, as the economic backdrop strengthened, we increased exposure over the period.

Top Contributors:

•As spreads continued to move tighter, the most notable contribution to performance was the allocation to Securitized Assets.

•The overweight allocation to High Yield contributed to performance as spreads continued to grind tighter. We generally traded from the overweight side in U.S. Investment Grade Credit; the security selection outperformance was driven by a preference for Banks, Utilities and Energy versus other Industrial subsectors.

Top Detractors:

•The Portfolio’s exposure to Emerging Market Debt was a notable detractor to performance over the period, with most of the underperformance coming in the second quarter, as local rates sold-off. Additionally, there was some idiosyncratic volatility in select Latin American countries, like Brazil and Mexico, where we generally favored local rate expressions as we believed resilient growth and lower global inflation appeared supportive.

•The Portfolio’s duration positioning outside the U.S. was a notable detractor to active returns, driven by exposure to European rates and U.K. gilts in the fourth quarter. These positions negatively impacted performance due to the sell-off in rates driven by strong economic data, rising rates in the U.S., and political instability across Europe, particularly in France.

Portfolio Performance

	Class B $11,494	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,034	$10,055
12/2016	$10,322	$10,321
12/2017	$10,719	$10,687
12/2018	$10,653	$10,688
12/2019	$11,670	$11,620
12/2020	$12,643	$12,492
12/2021	$12,556	$12,299
12/2022	$10,753	$10,699
12/2023	$11,353	$11,291
12/2024	$11,494	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Bond Income Portfolio - Class B	1.24%	(0.30%)	1.40%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,606,767,079
# of Portfolio Investments	2,757
Portfolio Turnover Rate	455%
Total Advisory Fees Paid	$9,512,825

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	16.8
Federal National Mortgage Association	10.9
U.S. Treasury Bonds	7.3
Federal Home Loan Mortgage Corp.	7.2
Uniform Mortgage-Backed Security, TBA	5.8
Government National Mortgage Association, TBA	3.1
Government National Mortgage Association	2.8
JPMorgan Chase & Co.	1.9
Morgan Stanley	1.4
Goldman Sachs Group, Inc.	1.2

Asset Allocation

Value	Value
Warrants	0.0Footnote Reference*
Convertible Bonds	0.0Footnote Reference*
Preferred Stocks	0.2
Common Stocks	0.4
Municipals	0.7
Floating Rate Loans	0.7
Short-Term Investments	4.2
Foreign Government	4.4
Mortgage-Backed Securities	9.2
Asset-Backed Securities	10.1
Corporate Bonds & Notes	24.3
U.S. Treasury & Government Agencies	54.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Bond Income Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$54	0.54%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index, over the twelve-month period ended December 31, 2024. The approach throughout the year was to focus on taking advantage of attractive, higher quality yields, while tactically trading duration as markets meaningfully shifted monetary policy expectations throughout the year. Over the period, economic growth generally surprised to the upside providing a positive environment for spread sectors to perform well. While we began with a modest allocation to U.S. High Yield credit, as the economic backdrop strengthened, we increased exposure over the period.

Top Contributors:

•As spreads continued to move tighter, the most notable contribution to performance was the allocation to Securitized Assets.

•The overweight allocation to High Yield contributed to performance as spreads continued to grind tighter. We generally traded from the overweight side in U.S. Investment Grade Credit; the security selection outperformance was driven by a preference for Banks, Utilities and Energy versus other Industrial subsectors.

Top Detractors:

•The Portfolio’s exposure to Emerging Market Debt was a notable detractor to performance over the period, with most of the underperformance coming in the second quarter, as local rates sold-off. Additionally, there was some idiosyncratic volatility in select Latin American countries, like Brazil and Mexico, where we generally favored local rate expressions as we believed resilient growth and lower global inflation appeared supportive.

•The Portfolio’s duration positioning outside the U.S. was a notable detractor to active returns, driven by exposure to European rates and U.K. gilts in the fourth quarter. These positions negatively impacted performance due to the sell-off in rates driven by strong economic data, rising rates in the U.S., and political instability across Europe, particularly in France.

Portfolio Performance

	Class E $11,610	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,044	$10,055
12/2016	$10,343	$10,321
12/2017	$10,751	$10,687
12/2018	$10,695	$10,688
12/2019	$11,729	$11,620
12/2020	$12,719	$12,492
12/2021	$12,644	$12,299
12/2022	$10,839	$10,699
12/2023	$11,455	$11,291
12/2024	$11,610	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Bond Income Portfolio - Class E	1.35%	(0.20%)	1.50%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,606,767,079
# of Portfolio Investments	2,757
Portfolio Turnover Rate	455%
Total Advisory Fees Paid	$9,512,825

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	16.8
Federal National Mortgage Association	10.9
U.S. Treasury Bonds	7.3
Federal Home Loan Mortgage Corp.	7.2
Uniform Mortgage-Backed Security, TBA	5.8
Government National Mortgage Association, TBA	3.1
Government National Mortgage Association	2.8
JPMorgan Chase & Co.	1.9
Morgan Stanley	1.4
Goldman Sachs Group, Inc.	1.2

Asset Allocation

Value	Value
Warrants	0.0Footnote Reference*
Convertible Bonds	0.0Footnote Reference*
Preferred Stocks	0.2
Common Stocks	0.4
Municipals	0.7
Floating Rate Loans	0.7
Short-Term Investments	4.2
Foreign Government	4.4
Mortgage-Backed Securities	9.2
Asset-Backed Securities	10.1
Corporate Bonds & Notes	24.3
U.S. Treasury & Government Agencies	54.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Capital Appreciation Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$65	0.56%

Management Discussion of Portfolio Performance

2024 was a remarkable year for U.S. equities, fueled by strong consumer spending, low unemployment, and solid economic growth. Mega-cap tech companies, driven by the excitement surrounding generative AI innovations, led most of the rally.

The Portfolio underperformed the benchmark, the Russell 1000 Growth Index, for the year ended December 31, 2024. The largest detractors to relative performance included stock selection in Financials, Consumer Discretionary and Real Estate. On the other hand, no exposure to Consumer Staples, as well as security selection within Industrials, Health Care, and Information Technology contributed to returns.

Top Contributors:

•Stock selection within the Industrials sector contributed to performance. Specifically, avoiding names across machinery and ground transportation boosted relative returns.

•In Health Care, avoiding exposure to pharmaceutical companies, as well as the biotechnology sub-sector, contributed to relative performance.

•Stock selection in Information Technology overall contributed to returns. An overweight position in Nvidia and Broadcom contributed to performance, as both companies benefited from the surging demand for Artificial Intelligence related technologies.

Top Detractors:

•The largest detractor was stock selection in Financials, driven by an overweight to the capital markets sub-sector. Specifically, overweight positions in MSCI and S&P Global detracted from results.

•Stock selection in the Consumer Discretionary sector detracted from relative returns. Most notably, an underweight position in Tesla detracted from performance.

•Stock selection in Real Estate hurt performance, driven by an off-benchmark position in CoStar Group.

•Within Information Technology, an off-benchmark position in ASML Holding (Netherlands) detracted from relative returns. Elsewhere within the software industry, overweight positions in Intuit and MongoDB were negative for relative performance.

Portfolio Performance

	Class A $40,717	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$10,628	$10,048	$10,567
12/2016	$10,637	$11,327	$11,314
12/2017	$14,246	$13,721	$14,733
12/2018	$14,591	$13,002	$14,510
12/2019	$19,385	$17,035	$19,790
12/2020	$27,268	$20,593	$27,408
12/2021	$33,049	$25,877	$34,971
12/2022	$20,619	$20,907	$24,782
12/2023	$30,849	$26,334	$35,358
12/2024	$40,717	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio - Class A	31.99%	16.00%	15.07%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$1,801,183,858
# of Portfolio Investments	38
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$9,384,537

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	12.7
Amazon.com, Inc.	10.4
Microsoft Corp.	9.9
Apple, Inc.	8.8
Meta Platforms, Inc.	6.0
Broadcom, Inc.	5.6
Visa, Inc.	3.8
Alphabet, Inc.	3.6
Eli Lilly & Co.	3.4
Netflix, Inc.	3.0

Top Sectors

Value	Value
Real Estate	0.9
Materials	1.2
Industrials	5.7
Financials	7.1
Health Care	8.0
Communication Services	13.8
Consumer Discretionary	15.0
Information Technology	48.3

Top Countries

Value	Value
China	0.5
Taiwan	0.8
Canada	1.1
Italy	1.1
Netherlands	1.2
United States	95.3

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Capital Appreciation Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$94	0.81%

Management Discussion of Portfolio Performance

2024 was a remarkable year for U.S. equities, fueled by strong consumer spending, low unemployment, and solid economic growth. Mega-cap tech companies, driven by the excitement surrounding generative AI innovations, led most of the rally.

The Portfolio underperformed the benchmark, the Russell 1000 Growth Index, for the year ended December 31, 2024. The largest detractors to relative performance included stock selection in Financials, Consumer Discretionary and Real Estate. On the other hand, no exposure to Consumer Staples, as well as security selection within Industrials, Health Care, and Information Technology contributed to returns.

Top Contributors:

•Stock selection within the Industrials sector contributed to performance. Specifically, avoiding names across machinery and ground transportation boosted relative returns.

•In Health Care, avoiding exposure to pharmaceutical companies, as well as the biotechnology sub-sector, contributed to relative performance.

•Stock selection in Information Technology overall contributed to returns. An overweight position in Nvidia and Broadcom contributed to performance, as both companies benefited from the surging demand for Artificial Intelligence related technologies.

Top Detractors:

•The largest detractor was stock selection in Financials, driven by an overweight to the capital markets sub-sector. Specifically, overweight positions in MSCI and S&P Global detracted from results.

•Stock selection in the Consumer Discretionary sector detracted from relative returns. Most notably, an underweight position in Tesla detracted from performance.

•Stock selection in Real Estate hurt performance, driven by an off-benchmark position in CoStar Group.

•Within Information Technology, an off-benchmark position in ASML Holding (Netherlands) detracted from relative returns. Elsewhere within the software industry, overweight positions in Intuit and MongoDB were negative for relative performance.

Portfolio Performance

	Class B $39,708	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$10,601	$10,048	$10,567
12/2016	$10,585	$11,327	$11,314
12/2017	$14,139	$13,721	$14,733
12/2018	$14,447	$13,002	$14,510
12/2019	$19,144	$17,035	$19,790
12/2020	$26,861	$20,593	$27,408
12/2021	$32,470	$25,877	$34,971
12/2022	$20,211	$20,907	$24,782
12/2023	$30,160	$26,334	$35,358
12/2024	$39,708	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio - Class B	31.65%	15.71%	14.79%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$1,801,183,858
# of Portfolio Investments	38
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$9,384,537

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	12.7
Amazon.com, Inc.	10.4
Microsoft Corp.	9.9
Apple, Inc.	8.8
Meta Platforms, Inc.	6.0
Broadcom, Inc.	5.6
Visa, Inc.	3.8
Alphabet, Inc.	3.6
Eli Lilly & Co.	3.4
Netflix, Inc.	3.0

Top Sectors

Value	Value
Real Estate	0.9
Materials	1.2
Industrials	5.7
Financials	7.1
Health Care	8.0
Communication Services	13.8
Consumer Discretionary	15.0
Information Technology	48.3

Top Countries

Value	Value
China	0.5
Taiwan	0.8
Canada	1.1
Italy	1.1
Netherlands	1.2
United States	95.3

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Capital Appreciation Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$82	0.71%

Management Discussion of Portfolio Performance

2024 was a remarkable year for U.S. equities, fueled by strong consumer spending, low unemployment, and solid economic growth. Mega-cap tech companies, driven by the excitement surrounding generative AI innovations, led most of the rally.

The Portfolio underperformed the benchmark, the Russell 1000 Growth Index, for the year ended December 31, 2024. The largest detractors to relative performance included stock selection in Financials, Consumer Discretionary and Real Estate. On the other hand, no exposure to Consumer Staples, as well as security selection within Industrials, Health Care, and Information Technology contributed to returns.

Top Contributors:

•Stock selection within the Industrials sector contributed to performance. Specifically, avoiding names across machinery and ground transportation boosted relative returns.

•In Health Care, avoiding exposure to pharmaceutical companies, as well as the biotechnology sub-sector, contributed to relative performance.

•Stock selection in Information Technology overall contributed to returns. An overweight position in Nvidia and Broadcom contributed to performance, as both companies benefited from the surging demand for Artificial Intelligence related technologies.

Top Detractors:

•The largest detractor was stock selection in Financials, driven by an overweight to the capital markets sub-sector. Specifically, overweight positions in MSCI and S&P Global detracted from results.

•Stock selection in the Consumer Discretionary sector detracted from relative returns. Most notably, an underweight position in Tesla detracted from performance.

•Stock selection in Real Estate hurt performance, driven by an off-benchmark position in CoStar Group.

•Within Information Technology, an off-benchmark position in ASML Holding (Netherlands) detracted from relative returns. Elsewhere within the software industry, overweight positions in Intuit and MongoDB were negative for relative performance.

Portfolio Performance

	Class E $40,109	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$10,611	$10,048	$10,567
12/2016	$10,605	$11,327	$11,314
12/2017	$14,182	$13,721	$14,733
12/2018	$14,502	$13,002	$14,510
12/2019	$19,239	$17,035	$19,790
12/2020	$27,018	$20,593	$27,408
12/2021	$32,696	$25,877	$34,971
12/2022	$20,377	$20,907	$24,782
12/2023	$30,430	$26,334	$35,358
12/2024	$40,109	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio - Class E	31.81%	15.83%	14.90%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$1,801,183,858
# of Portfolio Investments	38
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$9,384,537

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	12.7
Amazon.com, Inc.	10.4
Microsoft Corp.	9.9
Apple, Inc.	8.8
Meta Platforms, Inc.	6.0
Broadcom, Inc.	5.6
Visa, Inc.	3.8
Alphabet, Inc.	3.6
Eli Lilly & Co.	3.4
Netflix, Inc.	3.0

Top Sectors

Value	Value
Real Estate	0.9
Materials	1.2
Industrials	5.7
Financials	7.1
Health Care	8.0
Communication Services	13.8
Consumer Discretionary	15.0
Information Technology	48.3

Top Countries

Value	Value
China	0.5
Taiwan	0.8
Canada	1.1
Italy	1.1
Netherlands	1.2
United States	95.3

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Ultra-Short Term Bond Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$38	0.37%

Management Discussion of Portfolio Performance

The Portfolio underperformed relative to the benchmark, the ICE BofA 3 Month Treasury Bill Index during the twelve-month period ending December 31, 2024. Fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over the Secured Overnight Financing Rate ("SOFR"). Federal Open Market Committee expectations caused us to add longer-dated fixed rate exposure to mitigate the impact of interest rate cuts. During the fourth quarter, fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over SOFR.

Top Contributors:

•The addition of floating rate securities allowed the Portfolio to capture a higher current yield than what would be realized by buying a deeply inverted interest rate curve, particularly during periods where pricing reflected an overly aggressive rate cut path. Our allocation to floating rate instruments increased to 18.5% and was comprised of securities indexed to SOFR and the federal funds rate.

Top Detractors:

•Some longer maturity fixed positions added between September 18th and early November, as a hedge to a more aggressive U.S. Federal Reserve easing, underperformed. The yield curve steepened after the November elections as the market priced in a higher-growth, potentially inflationary environment.

Portfolio Performance

	Class A $11,818	Bloomberg U.S. Aggregate Bond Index $11,432	ICE/BofA 3-Month U.S. T-Bill Index $11,914
12/2014	$10,000	$10,000	$10,000
12/2015	$10,000	$10,055	$10,005
12/2016	$10,035	$10,321	$10,038
12/2017	$10,124	$10,687	$10,124
12/2018	$10,307	$10,688	$10,314
12/2019	$10,527	$11,620	$10,549
12/2020	$10,572	$12,492	$10,619
12/2021	$10,552	$12,299	$10,625
12/2022	$10,704	$10,699	$10,779
12/2023	$11,244	$11,291	$11,320
12/2024	$11,818	$11,432	$11,914

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Ultra-Short Term Bond Portfolio - Class A	5.11%	2.34%	1.68%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
ICE/BofA 3-Month U.S. T-Bill Index	5.25%	2.46%	1.77%

Key Fund Statistics

Total Net Assets	$778,469,595
# of Portfolio Investments	162
Portfolio Turnover Rate	0%
Total Advisory Fees Paid	$2,566,130

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

BofA Securities, Inc.	10.9
JPMorgan Securities LLC	10.3
Sumitomo Mitsui Banking Corp.	3.5
Royal Bank of Canada	3.3
Chesham Finance Ltd./Chesham Finance LLC	3.2
Macquarie Bank Ltd.	3.2
Canadian Imperial Bank of Commerce	3.1
Columbia Funding Co. LLC	2.5
Aquitaine Funding Co. LLC	2.3
ING U.S. Funding LLC	2.1

Asset Allocation

Value	Value
U.S. Treasury	0.7
Time Deposits	1.4
Certificate of Deposit	19.4
Repurchase Agreements	23.0
Commercial Paper	55.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Ultra-Short Term Bond Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$63	0.62%

Management Discussion of Portfolio Performance

The Portfolio underperformed relative to the benchmark, the ICE BofA 3 Month Treasury Bill Index during the twelve-month period ending December 31, 2024. Fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over the Secured Overnight Financing Rate ("SOFR"). Federal Open Market Committee expectations caused us to add longer-dated fixed rate exposure to mitigate the impact of interest rate cuts. During the fourth quarter, fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over SOFR.

Top Contributors:

•The addition of floating rate securities allowed the Portfolio to capture a higher current yield than what would be realized by buying a deeply inverted interest rate curve, particularly during periods where pricing reflected an overly aggressive rate cut path. Our allocation to floating rate instruments increased to 18.5% and was comprised of securities indexed to SOFR and the federal funds rate.

Top Detractors:

•Some longer maturity fixed positions added between September 18th and early November, as a hedge to a more aggressive U.S. Federal Reserve easing, underperformed. The yield curve steepened after the November elections as the market priced in a higher-growth, potentially inflationary environment.

Portfolio Performance

	Class B $11,557	Bloomberg U.S. Aggregate Bond Index $11,432	ICE/BofA 3-Month U.S. T-Bill Index $11,914
12/2014	$10,000	$10,000	$10,000
12/2015	$10,000	$10,055	$10,005
12/2016	$10,011	$10,321	$10,038
12/2017	$10,075	$10,687	$10,124
12/2018	$10,231	$10,688	$10,314
12/2019	$10,423	$11,620	$10,549
12/2020	$10,443	$12,492	$10,619
12/2021	$10,396	$12,299	$10,625
12/2022	$10,519	$10,699	$10,779
12/2023	$11,024	$11,291	$11,320
12/2024	$11,557	$11,432	$11,914

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Ultra-Short Term Bond Portfolio - Class B	4.83%	2.09%	1.46%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
ICE/BofA 3-Month U.S. T-Bill Index	5.25%	2.46%	1.77%

Key Fund Statistics

Total Net Assets	$778,469,595
# of Portfolio Investments	162
Portfolio Turnover Rate	0%
Total Advisory Fees Paid	$2,566,130

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

BofA Securities, Inc.	10.9
JPMorgan Securities LLC	10.3
Sumitomo Mitsui Banking Corp.	3.5
Royal Bank of Canada	3.3
Chesham Finance Ltd./Chesham Finance LLC	3.2
Macquarie Bank Ltd.	3.2
Canadian Imperial Bank of Commerce	3.1
Columbia Funding Co. LLC	2.5
Aquitaine Funding Co. LLC	2.3
ING U.S. Funding LLC	2.1

Asset Allocation

Value	Value
U.S. Treasury	0.7
Time Deposits	1.4
Certificate of Deposit	19.4
Repurchase Agreements	23.0
Commercial Paper	55.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the BlackRock Ultra-Short Term Bond Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$53	0.52%

Management Discussion of Portfolio Performance

The Portfolio underperformed relative to the benchmark, the ICE BofA 3 Month Treasury Bill Index during the twelve-month period ending December 31, 2024. Fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over the Secured Overnight Financing Rate ("SOFR"). Federal Open Market Committee expectations caused us to add longer-dated fixed rate exposure to mitigate the impact of interest rate cuts. During the fourth quarter, fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.29% to 4.91%. Floating rate investments with maturities of 3 months to 1 year were added at spreads of 0.21% to 0.38% over SOFR.

Top Contributors:

•The addition of floating rate securities allowed the Portfolio to capture a higher current yield than what would be realized by buying a deeply inverted interest rate curve, particularly during periods where pricing reflected an overly aggressive rate cut path. Our allocation to floating rate instruments increased to 18.5% and was comprised of securities indexed to SOFR and the federal funds rate.

Top Detractors:

•Some longer maturity fixed positions added between September 18th and early November, as a hedge to a more aggressive U.S. Federal Reserve easing, underperformed. The yield curve steepened after the November elections as the market priced in a higher-growth, potentially inflationary environment.

Portfolio Performance

	Class E $11,660	Bloomberg U.S. Aggregate Bond Index $11,432	ICE/BofA 3-Month U.S. T-Bill Index $11,914
12/2014	$10,000	$10,000	$10,000
12/2015	$10,000	$10,055	$10,005
12/2016	$10,020	$10,321	$10,038
12/2017	$10,093	$10,687	$10,124
12/2018	$10,261	$10,688	$10,314
12/2019	$10,464	$11,620	$10,549
12/2020	$10,493	$12,492	$10,619
12/2021	$10,457	$12,299	$10,625
12/2022	$10,591	$10,699	$10,779
12/2023	$11,110	$11,291	$11,320
12/2024	$11,660	$11,432	$11,914

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
BlackRock Ultra-Short Term Bond Portfolio - Class E	4.95%	2.19%	1.55%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
ICE/BofA 3-Month U.S. T-Bill Index	5.25%	2.46%	1.77%

Key Fund Statistics

Total Net Assets	$778,469,595
# of Portfolio Investments	162
Portfolio Turnover Rate	0%
Total Advisory Fees Paid	$2,566,130

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

BofA Securities, Inc.	10.9
JPMorgan Securities LLC	10.3
Sumitomo Mitsui Banking Corp.	3.5
Royal Bank of Canada	3.3
Chesham Finance Ltd./Chesham Finance LLC	3.2
Macquarie Bank Ltd.	3.2
Canadian Imperial Bank of Commerce	3.1
Columbia Funding Co. LLC	2.5
Aquitaine Funding Co. LLC	2.3
ING U.S. Funding LLC	2.1

Asset Allocation

Value	Value
U.S. Treasury	0.7
Time Deposits	1.4
Certificate of Deposit	19.4
Repurchase Agreements	23.0
Commercial Paper	55.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 20 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$10	0.10%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 20 Portfolio underperformed the Dow Jones Conservative Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income portfolios and an underweight to cash, which offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

•The BlackRock Capital Appreciation Portfolio further contributed to results over the period and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

•The Invesco Comstock Portfolio aided results over the period from positioning within the Communication Services, Industrials, and Materials sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The TCW Core Fixed Income Portfolio had a negative impact on results as interest rate positioning and an underweight to the corporate credit sector detracted.

•The Western Asset Management U.S. Government Portfolio further detracted from results and was negatively impacted from interest rate positioning.

Portfolio Performance

	Class A $13,775	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Conservative Portfolio Index $12,307
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,977	$9,764	$9,685	$9,937
12/2016	$10,452	$10,531	$9,887	$10,236
12/2017	$11,200	$13,056	$10,618	$10,822
12/2018	$10,930	$11,827	$10,490	$10,755
12/2019	$12,257	$14,973	$11,208	$11,630
12/2020	$13,446	$17,406	$12,238	$12,566
12/2021	$13,985	$20,633	$11,662	$12,545
12/2022	$12,231	$16,844	$9,767	$10,873
12/2023	$13,219	$20,584	$10,326	$11,626
12/2024	$13,775	$24,183	$10,151	$12,307

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 20 Portfolio - Class A	4.21%	2.36%	3.25%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Conservative Portfolio Index	5.86%	1.14%	2.10%

Key Fund Statistics

Total Net Assets	$324,733,889
# of Portfolio Investments	35
Portfolio Turnover Rate	7%
Total Advisory Fees Paid	$142,745

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

Western Asset Management U.S. Government Portfolio, Class A	13.1
PIMCO Total Return Portfolio, Class A	12.6
BlackRock Bond Income Portfolio, Class A	12.6
TCW Core Fixed Income Portfolio, Class A	9.6
PIMCO Inflation Protected Bond Portfolio, Class A	8.3
JPMorgan Core Bond Portfolio, Class A	7.8
Brighthouse/Franklin Low Duration Total Return Portfolio, Class A	5.0
Western Asset Management Strategic Bond Opportunities Portfolio, Class A	5.0
MFS Value Portfolio, Class A	2.5
AB International Bond Portfolio, Class A	2.0

Asset Allocation

Value	Value
Emerging Market Equities	0.2
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Global Equities	1.5
U.S. Small Cap Equities	2.7
International Fixed Income	3.5
International Developed Market Equities	3.7
High Yield Fixed Income	7.5
U.S. Large Cap Equities	11.1
Investment Grade Fixed Income	68.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 20 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$36	0.35%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 20 Portfolio underperformed the Dow Jones Conservative Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income portfolios and an underweight to cash, which offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

•The BlackRock Capital Appreciation Portfolio further contributed to results over the period and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

•The Invesco Comstock Portfolio aided results over the period from positioning within the Communication Services, Industrials, and Materials sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The TCW Core Fixed Income Portfolio had a negative impact on results as interest rate positioning and an underweight to the corporate credit sector detracted.

•The Western Asset Management U.S. Government Portfolio further detracted from results and was negatively impacted from interest rate positioning.

Portfolio Performance

	Class B $13,425	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Conservative Portfolio Index $12,307
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,941	$9,764	$9,685	$9,937
12/2016	$10,392	$10,531	$9,887	$10,236
12/2017	$11,112	$13,056	$10,618	$10,822
12/2018	$10,822	$11,827	$10,490	$10,755
12/2019	$12,092	$14,973	$11,208	$11,630
12/2020	$13,243	$17,406	$12,238	$12,566
12/2021	$13,731	$20,633	$11,662	$12,545
12/2022	$11,989	$16,844	$9,767	$10,873
12/2023	$12,927	$20,584	$10,326	$11,626
12/2024	$13,425	$24,183	$10,151	$12,307

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 20 Portfolio - Class B	3.85%	2.11%	2.99%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Conservative Portfolio Index	5.86%	1.14%	2.10%

Key Fund Statistics

Total Net Assets	$324,733,889
# of Portfolio Investments	35
Portfolio Turnover Rate	7%
Total Advisory Fees Paid	$142,745

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

Western Asset Management U.S. Government Portfolio, Class A	13.1
PIMCO Total Return Portfolio, Class A	12.6
BlackRock Bond Income Portfolio, Class A	12.6
TCW Core Fixed Income Portfolio, Class A	9.6
PIMCO Inflation Protected Bond Portfolio, Class A	8.3
JPMorgan Core Bond Portfolio, Class A	7.8
Brighthouse/Franklin Low Duration Total Return Portfolio, Class A	5.0
Western Asset Management Strategic Bond Opportunities Portfolio, Class A	5.0
MFS Value Portfolio, Class A	2.5
AB International Bond Portfolio, Class A	2.0

Asset Allocation

Value	Value
Emerging Market Equities	0.2
U.S. Mid Cap Equities	0.5
Real Estate Equities	0.5
Global Equities	1.5
U.S. Small Cap Equities	2.7
International Fixed Income	3.5
International Developed Market Equities	3.7
High Yield Fixed Income	7.5
U.S. Large Cap Equities	11.1
Investment Grade Fixed Income	68.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 40 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$7	0.07%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 40 Portfolio underperformed the Dow Jones Moderately Conservative Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income portfolios, the underlying international equity portfolios, and an underweight to cash, which offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the BlackRock Capital Appreciation Portfolio was a contributor to results and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

•The T. Rowe Price Large Cap Growth Portfolio had a positive impact on results from positioning in the Communication Services, Real Estate, and Health Care sectors.

•The Brighthouse/Wellington Large Cap Research Portfolio further contributed to results over the period from positive positions in the Communication Services, Financials, and Real Estate sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class A $15,831	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderately Conservative Portfolio Index $14,776
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,922	$9,764	$9,685	$9,889
12/2016	$10,550	$10,531	$9,887	$10,448
12/2017	$11,712	$13,056	$10,618	$11,588
12/2018	$11,214	$11,827	$10,490	$11,223
12/2019	$13,002	$14,973	$11,208	$12,810
12/2020	$14,473	$17,406	$12,238	$14,102
12/2021	$15,585	$20,633	$11,662	$14,773
12/2022	$13,460	$16,844	$9,767	$12,643
12/2023	$14,916	$20,584	$10,326	$13,883
12/2024	$15,831	$24,183	$10,151	$14,776

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 40 Portfolio - Class A	6.13%	4.02%	4.70%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderately Conservative Portfolio Index	6.44%	2.90%	3.98%

Key Fund Statistics

Total Net Assets	$3,294,419,017
# of Portfolio Investments	39
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$2,126,818

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

BlackRock Bond Income Portfolio, Class A	9.9
PIMCO Total Return Portfolio, Class A	9.7
Western Asset Management U.S. Government Portfolio, Class A	8.4
TCW Core Fixed Income Portfolio, Class A	7.4
PIMCO Inflation Protected Bond Portfolio, Class A	5.3
Western Asset Management Strategic Bond Opportunities Portfolio, Class A	4.1
JPMorgan Core Bond Portfolio, Class A	3.8
MFS Value Portfolio, Class A	3.7
T. Rowe Price Large Cap Value Portfolio, Class A	3.4
AB International Bond Portfolio, Class A	3.3

Asset Allocation

Value	Value
Real Estate Equities	0.7
U.S. Mid Cap Equities	1.0
Emerging Market Equities	1.5
Global Equities	2.9
U.S. Small Cap Equities	4.3
International Fixed Income	5.7
High Yield Fixed Income	6.6
International Developed Market Equities	8.6
U.S. Large Cap Equities	21.2
Investment Grade Fixed Income	47.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 40 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$33	0.32%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 40 Portfolio underperformed the Dow Jones Moderately Conservative Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income portfolios, the underlying international equity portfolios, and an underweight to cash, which offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the BlackRock Capital Appreciation Portfolio was a contributor to results and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

•The T. Rowe Price Large Cap Growth Portfolio had a positive impact on results from positioning in the Communication Services, Real Estate, and Health Care sectors.

•The Brighthouse/Wellington Large Cap Research Portfolio further contributed to results over the period from positive positions in the Communication Services, Financials, and Real Estate sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class B $15,424	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderately Conservative Portfolio Index $14,776
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,893	$9,764	$9,685	$9,889
12/2016	$10,495	$10,531	$9,887	$10,448
12/2017	$11,612	$13,056	$10,618	$11,588
12/2018	$11,101	$11,827	$10,490	$11,223
12/2019	$12,832	$14,973	$11,208	$12,810
12/2020	$14,248	$17,406	$12,238	$14,102
12/2021	$15,306	$20,633	$11,662	$14,773
12/2022	$13,188	$16,844	$9,767	$12,643
12/2023	$14,575	$20,584	$10,326	$13,883
12/2024	$15,424	$24,183	$10,151	$14,776

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 40 Portfolio - Class B	5.83%	3.75%	4.43%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderately Conservative Portfolio Index	6.44%	2.90%	3.98%

Key Fund Statistics

Total Net Assets	$3,294,419,017
# of Portfolio Investments	39
Portfolio Turnover Rate	5%
Total Advisory Fees Paid	$2,126,818

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

BlackRock Bond Income Portfolio, Class A	9.9
PIMCO Total Return Portfolio, Class A	9.7
Western Asset Management U.S. Government Portfolio, Class A	8.4
TCW Core Fixed Income Portfolio, Class A	7.4
PIMCO Inflation Protected Bond Portfolio, Class A	5.3
Western Asset Management Strategic Bond Opportunities Portfolio, Class A	4.1
JPMorgan Core Bond Portfolio, Class A	3.8
MFS Value Portfolio, Class A	3.7
T. Rowe Price Large Cap Value Portfolio, Class A	3.4
AB International Bond Portfolio, Class A	3.3

Asset Allocation

Value	Value
Real Estate Equities	0.7
U.S. Mid Cap Equities	1.0
Emerging Market Equities	1.5
Global Equities	2.9
U.S. Small Cap Equities	4.3
International Fixed Income	5.7
High Yield Fixed Income	6.6
International Developed Market Equities	8.6
U.S. Large Cap Equities	21.2
Investment Grade Fixed Income	47.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 60 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$6	0.06%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 60 Portfolio underperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income and international equity portfolios and offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the Loomis Sayles Growth Portfolio was a notable contributor to results from stocks held in the Information Technology, Consumer Discretionary, and Communication Services sectors.

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

The BlackRock Capital Appreciation Portfolio further contributed to results over the period and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class A $18,302	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderate Portfolio Index $17,587
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,901	$9,764	$9,685	$9,879
12/2016	$10,641	$10,531	$9,887	$10,636
12/2017	$12,230	$13,056	$10,618	$12,247
12/2018	$11,505	$11,827	$10,490	$11,609
12/2019	$13,788	$14,973	$11,208	$13,769
12/2020	$15,731	$17,406	$12,238	$15,454
12/2021	$17,488	$20,633	$11,662	$16,907
12/2022	$14,835	$16,844	$9,767	$14,376
12/2023	$16,901	$20,584	$10,326	$16,202
12/2024	$18,302	$24,183	$10,151	$17,587

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 60 Portfolio - Class A	8.28%	5.83%	6.23%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderate Portfolio Index	8.55%	5.02%	5.81%

Key Fund Statistics

Total Net Assets	$8,923,395,205
# of Portfolio Investments	40
Portfolio Turnover Rate	6%
Total Advisory Fees Paid	$5,069,597

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

BlackRock Bond Income Portfolio, Class A	7.6
PIMCO Total Return Portfolio, Class A	6.4
TCW Core Fixed Income Portfolio, Class A	5.2
MFS Value Portfolio, Class A	5.0
T. Rowe Price Large Cap Value Portfolio, Class A	4.4
Western Asset Management U.S. Government Portfolio, Class A	4.3
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	4.3
Invesco Comstock Portfolio, Class A	4.2
Harris Oakmark International Portfolio, Class A	3.9
Baillie Gifford International Stock Portfolio, Class A	3.4

Asset Allocation

Value	Value
U.S. Mid Cap Equities	1.0
Real Estate Equities	1.4
Emerging Market Equities	2.4
Global Equities	3.9
International Fixed Income	4.2
High Yield Fixed Income	4.7
U.S. Small Cap Equities	6.3
International Developed Market Equities	13.8
Investment Grade Fixed Income	30.8
U.S. Large Cap Equities	31.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 60 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$32	0.31%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 60 Portfolio underperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income and international equity portfolios and offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the Loomis Sayles Growth Portfolio was a notable contributor to results from stocks held in the Information Technology, Consumer Discretionary, and Communication Services sectors.

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

The BlackRock Capital Appreciation Portfolio further contributed to results over the period and benefitted from positions in the Industrials, Health Care, and Information Technology sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class B $17,833	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderate Portfolio Index $17,587
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,873	$9,764	$9,685	$9,879
12/2016	$10,575	$10,531	$9,887	$10,636
12/2017	$12,132	$13,056	$10,618	$12,247
12/2018	$11,389	$11,827	$10,490	$11,609
12/2019	$13,602	$14,973	$11,208	$13,769
12/2020	$15,485	$17,406	$12,238	$15,454
12/2021	$17,174	$20,633	$11,662	$16,907
12/2022	$14,541	$16,844	$9,767	$14,376
12/2023	$16,517	$20,584	$10,326	$16,202
12/2024	$17,833	$24,183	$10,151	$17,587

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 60 Portfolio - Class B	7.96%	5.57%	5.96%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderate Portfolio Index	8.55%	5.02%	5.81%

Key Fund Statistics

Total Net Assets	$8,923,395,205
# of Portfolio Investments	40
Portfolio Turnover Rate	6%
Total Advisory Fees Paid	$5,069,597

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

BlackRock Bond Income Portfolio, Class A	7.6
PIMCO Total Return Portfolio, Class A	6.4
TCW Core Fixed Income Portfolio, Class A	5.2
MFS Value Portfolio, Class A	5.0
T. Rowe Price Large Cap Value Portfolio, Class A	4.4
Western Asset Management U.S. Government Portfolio, Class A	4.3
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	4.3
Invesco Comstock Portfolio, Class A	4.2
Harris Oakmark International Portfolio, Class A	3.9
Baillie Gifford International Stock Portfolio, Class A	3.4

Asset Allocation

Value	Value
U.S. Mid Cap Equities	1.0
Real Estate Equities	1.4
Emerging Market Equities	2.4
Global Equities	3.9
International Fixed Income	4.2
High Yield Fixed Income	4.7
U.S. Small Cap Equities	6.3
International Developed Market Equities	13.8
Investment Grade Fixed Income	30.8
U.S. Large Cap Equities	31.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 80 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$6	0.06%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 80 Portfolio underperformed the Dow Jones Moderately Aggressive Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income and international equity portfolios and offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the Loomis Sayles Growth Portfolio was a notable contributor to results from stocks held in the Information Technology, Consumer Discretionary, and Communication Services sectors.

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

•The T. Rowe Price Large Cap Growth Portfolio further contributed to results over the period and benefitted from positioning in the Communication Services, Real Estate, and Health Care sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class A $21,040	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderately Aggressive Portfolio Index $20,539
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,850	$9,764	$9,685	$9,811
12/2016	$10,681	$10,531	$9,887	$10,724
12/2017	$12,758	$13,056	$10,618	$12,770
12/2018	$11,749	$11,827	$10,490	$11,834
12/2019	$14,573	$14,973	$11,208	$14,537
12/2020	$17,051	$17,406	$12,238	$16,592
12/2021	$19,587	$20,633	$11,662	$18,924
12/2022	$16,118	$16,844	$9,767	$15,974
12/2023	$18,940	$20,584	$10,326	$18,464
12/2024	$21,040	$24,183	$10,151	$20,539

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 80 Portfolio - Class A	11.09%	7.62%	7.72%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderately Aggressive Portfolio Index	11.24%	7.16%	7.46%

Key Fund Statistics

Total Net Assets	$8,120,826,094
# of Portfolio Investments	41
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$4,588,637

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

MFS Value Portfolio, Class A	5.8
Invesco Comstock Portfolio, Class A	5.3
T. Rowe Price Large Cap Value Portfolio, Class A	5.2
Jennison Growth Portfolio, Class A	4.9
Harris Oakmark International Portfolio, Class A	4.6
Loomis Sayles Growth Portfolio, Class A	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	4.5
Baillie Gifford International Stock Portfolio, Class A	4.4
Brighthouse/Wellington Large Cap Research Portfolio, Class A	4.3
BlackRock Bond Income Portfolio, Class A	4.3

Asset Allocation

Value	Value
International Fixed Income	1.9
Real Estate Equities	2.4
U.S. Mid Cap Equities	2.5
High Yield Fixed Income	3.3
Emerging Market Equities	3.4
Global Equities	4.4
U.S. Small Cap Equities	8.5
Investment Grade Fixed Income	13.4
International Developed Market Equities	18.4
U.S. Large Cap Equities	41.8

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse Asset Allocation 80 Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$33	0.31%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 80 Portfolio underperformed the Dow Jones Moderately Aggressive Portfolio Index over the twelve-month period ended December 31, 2024. Relative results were negatively impacted by the underlying fixed income and international equity portfolios and offset the positive impacts by the underlying large cap equity portfolios.

Top Contributors:

•In large cap equity, the Loomis Sayles Growth Portfolio was a notable contributor to results from stocks held in the Information Technology, Consumer Discretionary, and Communication Services sectors.

•The Jennison Growth Portfolio had a positive impact on results from stock selection in the Health Care, Consumer Staples, and Communication Services sectors.

•The T. Rowe Price Large Cap Growth Portfolio further contributed to results over the period and benefitted from positioning in the Communication Services, Real Estate, and Health Care sectors.

Top Detractors:

•In fixed income, the BlackRock Bond Income Portfolio was a leading detractor to results. Exposure to emerging markets and interest rate positioning dampened returns.

•The Brighthouse/Templeton International Bond Portfolio had a negative impact on results as currency positioning was a primary detractor.

•In international equity, the Harris Oakmark International Portfolio was the largest detractor to results largely from positioning in the Health Care, Consumer Discretionary, and Financials sectors.

Portfolio Performance

	Class B $20,536	MSCI All Country World Index $24,183	Bloomberg Global Aggregate Index $10,151	Dow Jones Moderately Aggressive Portfolio Index $20,539
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$9,830	$9,764	$9,685	$9,811
12/2016	$10,631	$10,531	$9,887	$10,724
12/2017	$12,668	$13,056	$10,618	$12,770
12/2018	$11,640	$11,827	$10,490	$11,834
12/2019	$14,402	$14,973	$11,208	$14,537
12/2020	$16,792	$17,406	$12,238	$16,592
12/2021	$19,262	$20,633	$11,662	$18,924
12/2022	$15,801	$16,844	$9,767	$15,974
12/2023	$18,534	$20,584	$10,326	$18,464
12/2024	$20,536	$24,183	$10,151	$20,539

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 80 Portfolio - Class B	10.80%	7.35%	7.46%
MSCI All Country World Index	17.49%	10.06%	9.23%
Bloomberg Global Aggregate Index	(1.69%)	(1.96%)	0.15%
Dow Jones Moderately Aggressive Portfolio Index	11.24%	7.16%	7.46%

Key Fund Statistics

Total Net Assets	$8,120,826,094
# of Portfolio Investments	41
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$4,588,637

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

MFS Value Portfolio, Class A	5.8
Invesco Comstock Portfolio, Class A	5.3
T. Rowe Price Large Cap Value Portfolio, Class A	5.2
Jennison Growth Portfolio, Class A	4.9
Harris Oakmark International Portfolio, Class A	4.6
Loomis Sayles Growth Portfolio, Class A	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	4.5
Baillie Gifford International Stock Portfolio, Class A	4.4
Brighthouse/Wellington Large Cap Research Portfolio, Class A	4.3
BlackRock Bond Income Portfolio, Class A	4.3

Asset Allocation

Value	Value
International Fixed Income	1.9
Real Estate Equities	2.4
U.S. Mid Cap Equities	2.5
High Yield Fixed Income	3.3
Emerging Market Equities	3.4
Global Equities	4.4
U.S. Small Cap Equities	8.5
Investment Grade Fixed Income	13.4
International Developed Market Equities	18.4
U.S. Large Cap Equities	41.8

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Artisan Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$79	0.77%

Management Discussion of Portfolio Performance

The Portfolio trailed the Russell Midcap® Value Index over the one-year period ending December 31, 2024. Stock selection was broadly negative across sectors. When stock selection is broadly negative, we believe it’s a signal there are common factors cutting across the market. According to an analysis by Empirical Research Partners of the S&P 500® Index, stocks in the highest quintile of price momentum outperformed the market by more than 20 percentage points over the prior year—a reading that ranked in the top 3% of years going back seven decades. A caveat is the S&P 500® Index is a large-cap index. Momentum was unlikely this extreme in the mid-cap value segment, considering how concentrated the S&P 500® has become among a few technology/artificial intelligence-related mega caps; however, using factor-based performance attribution, we found momentum was a significant performance headwind for the Portfolio. Additionally, in 2024, market reactions to earnings revisions/surprises were historically elevated. That is, the magnitude of stock price moves following earnings beats or misses was exaggerated as the market was laser-focused on earnings trajectories rather than on business values. We believe these factors created a “double headwind” for our investment style over the past year.

Top Contributors:

•The Portfolio’s Financials and Information Technology sectors holdings outperformed, and a lack of Materials sector holdings was beneficial.

•Top contributors to returns were First Citizens BancShares, Progressive, M&T Bank, Corebridge Financial and Arch Capital Group.

Top Detractors:

•Stock selection was broadly negative amid a momentum driven market, with key sources of underperformance in the Communication Services, Industrials and Consumer Discretionary sectors.

•Sector positioning was unfavorable due to above-benchmark weightings in Communication Services and Health Care sectors, as well as a lighter weighting in Industrials.

•Bottom contributors to returns were Dentsply Sirona, Dollar General, Cable One, NOV, and Warner Bros Discovery.

Portfolio Performance

	Class A $19,782	Russell 3000 Index $32,604	Russell Midcap Value Index $21,798
12/2014	$10,000	$10,000	$10,000
12/2015	$9,056	$10,048	$9,522
12/2016	$11,136	$11,327	$11,426
12/2017	$12,563	$13,721	$12,951
12/2018	$10,904	$13,002	$11,359
12/2019	$13,494	$17,035	$14,433
12/2020	$14,337	$20,593	$15,150
12/2021	$18,195	$25,877	$19,443
12/2022	$15,898	$20,907	$17,104
12/2023	$18,844	$26,334	$19,278
12/2024	$19,782	$32,604	$21,798

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Artisan Mid Cap Value Portfolio - Class A	4.97%	7.95%	7.06%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Value Index	13.07%	8.59%	8.10%

Key Fund Statistics

Total Net Assets	$693,513,869
# of Portfolio Investments	79
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$5,498,788

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

First Citizens BancShares, Inc.	4.0
U-Haul Holding Co. (Non-Voting Shares)	3.1
Expedia Group, Inc.	3.1
Vontier Corp.	3.0
Lamar Advertising Co.	3.0
Globe Life, Inc.	2.8
Genpact Ltd.	2.7
Waters Corp.	2.6
Vail Resorts, Inc.	2.5
OGE Energy Corp.	2.5

Top 10 Sectors

Value	Value
Energy	1.9
Utilities	4.7
Real Estate	6.7
Consumer Staples	7.4
Information Technology	8.0
Communication Services	10.6
Industrials	11.0
Health Care	13.6
Financials	15.3
Consumer Discretionary	16.4

Top Countries

Value	Value
Israel	2.1
United States	93.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Artisan Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$104	1.02%

Management Discussion of Portfolio Performance

The Portfolio trailed the Russell Midcap® Value Index over the one-year period ending December 31, 2024. Stock selection was broadly negative across sectors. When stock selection is broadly negative, we believe it’s a signal there are common factors cutting across the market. According to an analysis by Empirical Research Partners of the S&P 500® Index, stocks in the highest quintile of price momentum outperformed the market by more than 20 percentage points over the prior year—a reading that ranked in the top 3% of years going back seven decades. A caveat is the S&P 500® Index is a large-cap index. Momentum was unlikely this extreme in the mid-cap value segment, considering how concentrated the S&P 500® has become among a few technology/artificial intelligence-related mega caps; however, using factor-based performance attribution, we found momentum was a significant performance headwind for the Portfolio. Additionally, in 2024, market reactions to earnings revisions/surprises were historically elevated. That is, the magnitude of stock price moves following earnings beats or misses was exaggerated as the market was laser-focused on earnings trajectories rather than on business values. We believe these factors created a “double headwind” for our investment style over the past year.

Top Contributors:

•The Portfolio’s Financials and Information Technology sectors holdings outperformed, and a lack of Materials sector holdings was beneficial.

•Top contributors to returns were First Citizens BancShares, Progressive, M&T Bank, Corebridge Financial and Arch Capital Group.

Top Detractors:

•Stock selection was broadly negative amid a momentum driven market, with key sources of underperformance in the Communication Services, Industrials and Consumer Discretionary sectors.

•Sector positioning was unfavorable due to above-benchmark weightings in Communication Services and Health Care sectors, as well as a lighter weighting in Industrials.

•Bottom contributors to returns were Dentsply Sirona, Dollar General, Cable One, NOV, and Warner Bros Discovery.

Portfolio Performance

	Class B $19,294	Russell 3000 Index $32,604	Russell Midcap Value Index $21,798
12/2014	$10,000	$10,000	$10,000
12/2015	$9,034	$10,048	$9,522
12/2016	$11,080	$11,327	$11,426
12/2017	$12,469	$13,721	$12,951
12/2018	$10,796	$13,002	$11,359
12/2019	$13,327	$17,035	$14,433
12/2020	$14,124	$20,593	$15,150
12/2021	$17,879	$25,877	$19,443
12/2022	$15,584	$20,907	$17,104
12/2023	$18,426	$26,334	$19,278
12/2024	$19,294	$32,604	$21,798

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Artisan Mid Cap Value Portfolio - Class B	4.71%	7.68%	6.79%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Value Index	13.07%	8.59%	8.10%

Key Fund Statistics

Total Net Assets	$693,513,869
# of Portfolio Investments	79
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$5,498,788

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

First Citizens BancShares, Inc.	4.0
U-Haul Holding Co. (Non-Voting Shares)	3.1
Expedia Group, Inc.	3.1
Vontier Corp.	3.0
Lamar Advertising Co.	3.0
Globe Life, Inc.	2.8
Genpact Ltd.	2.7
Waters Corp.	2.6
Vail Resorts, Inc.	2.5
OGE Energy Corp.	2.5

Top 10 Sectors

Value	Value
Energy	1.9
Utilities	4.7
Real Estate	6.7
Consumer Staples	7.4
Information Technology	8.0
Communication Services	10.6
Industrials	11.0
Health Care	13.6
Financials	15.3
Consumer Discretionary	16.4

Top Countries

Value	Value
Israel	2.1
United States	93.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Artisan Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$94	0.92%

Management Discussion of Portfolio Performance

The Portfolio trailed the Russell Midcap® Value Index over the one-year period ending December 31, 2024. Stock selection was broadly negative across sectors. When stock selection is broadly negative, we believe it’s a signal there are common factors cutting across the market. According to an analysis by Empirical Research Partners of the S&P 500® Index, stocks in the highest quintile of price momentum outperformed the market by more than 20 percentage points over the prior year—a reading that ranked in the top 3% of years going back seven decades. A caveat is the S&P 500® Index is a large-cap index. Momentum was unlikely this extreme in the mid-cap value segment, considering how concentrated the S&P 500® has become among a few technology/artificial intelligence-related mega caps; however, using factor-based performance attribution, we found momentum was a significant performance headwind for the Portfolio. Additionally, in 2024, market reactions to earnings revisions/surprises were historically elevated. That is, the magnitude of stock price moves following earnings beats or misses was exaggerated as the market was laser-focused on earnings trajectories rather than on business values. We believe these factors created a “double headwind” for our investment style over the past year.

Top Contributors:

•The Portfolio’s Financials and Information Technology sectors holdings outperformed, and a lack of Materials sector holdings was beneficial.

•Top contributors to returns were First Citizens BancShares, Progressive, M&T Bank, Corebridge Financial and Arch Capital Group.

Top Detractors:

•Stock selection was broadly negative amid a momentum driven market, with key sources of underperformance in the Communication Services, Industrials and Consumer Discretionary sectors.

•Sector positioning was unfavorable due to above-benchmark weightings in Communication Services and Health Care sectors, as well as a lighter weighting in Industrials.

•Bottom contributors to returns were Dentsply Sirona, Dollar General, Cable One, NOV, and Warner Bros Discovery.

Portfolio Performance

	Class E $19,487	Russell 3000 Index $32,604	Russell Midcap Value Index $21,798
12/2014	$10,000	$10,000	$10,000
12/2015	$9,042	$10,048	$9,522
12/2016	$11,102	$11,327	$11,426
12/2017	$12,507	$13,721	$12,951
12/2018	$10,840	$13,002	$11,359
12/2019	$13,393	$17,035	$14,433
12/2020	$14,209	$20,593	$15,150
12/2021	$18,004	$25,877	$19,443
12/2022	$15,709	$20,907	$17,104
12/2023	$18,592	$26,334	$19,278
12/2024	$19,487	$32,604	$21,798

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Artisan Mid Cap Value Portfolio - Class E	4.81%	7.79%	6.90%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Value Index	13.07%	8.59%	8.10%

Key Fund Statistics

Total Net Assets	$693,513,869
# of Portfolio Investments	79
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$5,498,788

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

First Citizens BancShares, Inc.	4.0
U-Haul Holding Co. (Non-Voting Shares)	3.1
Expedia Group, Inc.	3.1
Vontier Corp.	3.0
Lamar Advertising Co.	3.0
Globe Life, Inc.	2.8
Genpact Ltd.	2.7
Waters Corp.	2.6
Vail Resorts, Inc.	2.5
OGE Energy Corp.	2.5

Top 10 Sectors

Value	Value
Energy	1.9
Utilities	4.7
Real Estate	6.7
Consumer Staples	7.4
Information Technology	8.0
Communication Services	10.6
Industrials	11.0
Health Care	13.6
Financials	15.3
Consumer Discretionary	16.4

Top Countries

Value	Value
Israel	2.1
United States	93.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Dimensional International Small Company Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$78	0.77%

Management Discussion of Portfolio Performance

Despite challenges in the 4th quarter, global equity markets proved resilient. More than 70 countries held national elections this year. For many investors, the potential impact of these elections – particularly the U.S. presidential election – remained top of mind for much of the year. The U.S. Federal Reserve held rates steady in the first half of the year, followed by consecutive rate cuts in September, November, and December as inflation slowed. Led by the “Magnificent 7” (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, Nvidia, and Tesla), the S&P 500 Index catapulted the U.S. equity market past the rest of the world for the year. Globally, small caps underperformed large caps while the value and profitability premiums were mixed across regions. The Portfolio outperformed the MSCI World ex-U.S. Small Cap Index for the year ended December 31, 2024. Relative results were positively impacted by asset allocation, as the Portfolio excluded small caps with higher relative price and low profitability. Additionally, relative results were positively impacted by asset allocation as the Portfolio excluded REITs.

Top Contributors:

•The Portfolio's greater allocation to Financials contributed to relative performance.

•The Portfolio's lesser allocation to Australia contributed to relative performance.

Top Detractors:

•The Portfolio's emphasis on stocks with smaller market capitalization detracted from relative performance.

•The Portfolio's lesser allocation to Israel detracted from relative performance.

Portfolio Performance

	Class A $17,440	MSCI All Country World ex-U.S. Index $15,985	MSCI World ex-U.S. Small Cap Index $17,063
12/2014	$10,000	$10,000	$10,000
12/2015	$10,608	$9,434	$10,546
12/2016	$11,244	$9,858	$11,001
12/2017	$14,710	$12,538	$14,415
12/2018	$11,714	$10,758	$11,810
12/2019	$14,444	$13,073	$14,811
12/2020	$15,761	$14,465	$16,704
12/2021	$17,992	$15,597	$18,565
12/2022	$14,848	$13,101	$14,743
12/2023	$16,882	$15,147	$16,604
12/2024	$17,440	$15,985	$17,063

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Dimensional International Small Company Portfolio - Class A	3.31%	3.84%	5.72%
MSCI All Country World ex-U.S. Index	5.53%	4.10%	4.80%
MSCI World ex-U.S. Small Cap Index	2.76%	2.87%	5.49%

Key Fund Statistics

Total Net Assets	$460,901,189
# of Portfolio Investments	3,548
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$3,325,274

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Swiss Prime Site AG	0.4
BAWAG Group AG	0.4
Belimo Holding AG	0.4
GEA Group AG	0.4
BPER Banca SpA	0.4
Banco de Sabadell SA	0.3
Swissquote Group Holding SA	0.3
LEG Immobilien SE	0.3
Banca Monte dei Paschi di Siena SpA	0.3
PSP Swiss Property AG	0.3

Top 10 Sectors

Value	Value
Communication Services	3.5
Real Estate	4.4
Energy	4.9
Health Care	5.0
Consumer Staples	6.1
Information Technology	8.1
Materials	11.5
Consumer Discretionary	12.7
Financials	15.2
Industrials	24.8

Top 10 Countries

Value	Value
Sweden	2.8
Denmark	2.8
Italy	4.2
France	4.9
Germany	6.0
Australia	6.4
Switzerland	7.8
Canada	10.4
United Kingdom	12.0
Japan	23.3

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Dimensional International Small Company Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$104	1.02%

Management Discussion of Portfolio Performance

Despite challenges in the 4th quarter, global equity markets proved resilient. More than 70 countries held national elections this year. For many investors, the potential impact of these elections – particularly the U.S. presidential election – remained top of mind for much of the year. The U.S. Federal Reserve held rates steady in the first half of the year, followed by consecutive rate cuts in September, November, and December as inflation slowed. Led by the “Magnificent 7” (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, Nvidia, and Tesla), the S&P 500 Index catapulted the U.S. equity market past the rest of the world for the year. Globally, small caps underperformed large caps while the value and profitability premiums were mixed across regions. The Portfolio outperformed the MSCI World ex-U.S. Small Cap Index for the year ended December 31, 2024. Relative results were positively impacted by asset allocation, as the Portfolio excluded small caps with higher relative price and low profitability. Additionally, relative results were positively impacted by asset allocation as the Portfolio excluded REITs.

Top Contributors:

•The Portfolio's greater allocation to Financials contributed to relative performance.

•The Portfolio's lesser allocation to Australia contributed to relative performance.

Top Detractors:

•The Portfolio's emphasis on stocks with smaller market capitalization detracted from relative performance.

•The Portfolio's lesser allocation to Israel detracted from relative performance.

Portfolio Performance

	Class B $17,021	MSCI All Country World ex-U.S. Index $15,985	MSCI World ex-U.S. Small Cap Index $17,063
12/2014	$10,000	$10,000	$10,000
12/2015	$10,576	$9,434	$10,546
12/2016	$11,192	$9,858	$11,001
12/2017	$14,599	$12,538	$14,415
12/2018	$11,597	$10,758	$11,810
12/2019	$14,269	$13,073	$14,811
12/2020	$15,523	$14,465	$16,704
12/2021	$17,674	$15,597	$18,565
12/2022	$14,545	$13,101	$14,743
12/2023	$16,512	$15,147	$16,604
12/2024	$17,021	$15,985	$17,063

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Dimensional International Small Company Portfolio - Class B	3.08%	3.59%	5.46%
MSCI All Country World ex-U.S. Index	5.53%	4.10%	4.80%
MSCI World ex-U.S. Small Cap Index	2.76%	2.87%	5.49%

Key Fund Statistics

Total Net Assets	$460,901,189
# of Portfolio Investments	3,548
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$3,325,274

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Swiss Prime Site AG	0.4
BAWAG Group AG	0.4
Belimo Holding AG	0.4
GEA Group AG	0.4
BPER Banca SpA	0.4
Banco de Sabadell SA	0.3
Swissquote Group Holding SA	0.3
LEG Immobilien SE	0.3
Banca Monte dei Paschi di Siena SpA	0.3
PSP Swiss Property AG	0.3

Top 10 Sectors

Value	Value
Communication Services	3.5
Real Estate	4.4
Energy	4.9
Health Care	5.0
Consumer Staples	6.1
Information Technology	8.1
Materials	11.5
Consumer Discretionary	12.7
Financials	15.2
Industrials	24.8

Top 10 Countries

Value	Value
Sweden	2.8
Denmark	2.8
Italy	4.2
France	4.9
Germany	6.0
Australia	6.4
Switzerland	7.8
Canada	10.4
United Kingdom	12.0
Japan	23.3

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Balanced Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$52	0.49%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The equity portion of the Portfolio (the "Equity Portfolio") underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of the relative underperformance, with sector allocation also detracting from relative results. Most fixed income sectors generated positive total returns during the trailing-twelve months as coupon income and spread tightening helped offset the impact of rising U.S. Treasury yields. The fixed income portion of the Portfolio (the "Fixed Income Portfolio") outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the twelve-month period. Asset allocation was the primary driver of relative outperformance , with security selection also benefiting relative results.

Top Contributors:

•Strong selection in the Communication Services sector contributed to relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative contributors included not owning Intel (Information Technology) and an out-of-benchmark position in Spotify Technology (Communication Services).

•The Fixed Income Portfolio's allocation to Non-Agency Residential Mortgage-Backed Securities contributed to relative performance.

•The Fixed Income Portfolio's overweight exposure to Commercial Mortgage-Backed Securities benefited relative performance.

Top Detractors:

•Challenging stock selection in the Information Technology ("IT"), Health Care and Consumer Staples sectors detracted from relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative detractors included underweight positions in NVIDIA (IT) and Tesla (Consumer Discretionary).

•The Fixed Income Portfolio's Duration/Yield Curve positioning detracted from relative performance.

•The Fixed Income Portfolio's allocation to U.S. Treasury derivatives detracted from relative results.

Portfolio Performance

	Class A $22,388	S&P 500 Index $34,254	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000	$10,000
12/2015	$10,258	$10,138	$10,055
12/2016	$10,975	$11,351	$10,321
12/2017	$12,637	$13,829	$10,687
12/2018	$12,161	$13,223	$10,688
12/2019	$14,957	$17,386	$11,620
12/2020	$17,608	$20,585	$12,492
12/2021	$20,078	$26,494	$12,299
12/2022	$16,649	$21,696	$10,699
12/2023	$19,663	$27,399	$11,291
12/2024	$22,388	$34,254	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Balanced Portfolio - Class A	13.86%	8.40%	8.39%
S&P 500 Index	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$1,188,844,170
# of Portfolio Investments	1,531
Portfolio Turnover Rate	197%
Total Advisory Fees Paid	$5,198,209

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	4.2
Apple, Inc.	4.2
Microsoft Corp.	4.1
Amazon.com, Inc.	3.4
Alphabet, Inc.	2.9
Wells Fargo & Co.	1.7
Broadcom, Inc.	1.7
Berkshire Hathaway, Inc.	1.2
Exxon Mobil Corp.	1.1
Eli Lilly & Co.	1.0

Top 10 Fixed Income Issuers

U.S. Treasury Notes	5.3
Federal National Mortgage Association	4.7
U.S. Treasury Bonds	4.0
Uniform Mortgage-Backed Security, TBA	3.7
Federal Home Loan Mortgage Corp.	2.4
Government National Mortgage Association	1.7
Government National Mortgage Association, TBA	1.6
U.S. Treasury Inflation-Indexed Notes	0.6
Federal Home Loan Mortgage Corp. STACR REMICS Trust	0.5
U.S. Treasury Inflation-Indexed Bonds	0.3

Top 10 Countries

Value	Value
Romania	0.2
Canada	0.2
Bermuda	0.2
Colombia	0.2
France	0.3
Germany	0.4
China	0.5
Cayman Islands	0.7
United Kingdom	1.1
United States	98.0

Asset Allocation

Value	Value
Floating Rate Loans	0.0
Municipals	0.4
Foreign Government	1.2
Short-Term Investments	1.2
Asset-Backed Securities	3.1
Mortgage-Backed Securities	3.7
Corporate Bonds & Notes	9.1
U.S. Treasury & Government Agencies	26.2
Common Stocks	60.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Balanced Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$79	0.74%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The equity portion of the Portfolio (the "Equity Portfolio") underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of the relative underperformance, with sector allocation also detracting from relative results. Most fixed income sectors generated positive total returns during the trailing-twelve months as coupon income and spread tightening helped offset the impact of rising U.S. Treasury yields. The fixed income portion of the Portfolio (the "Fixed Income Portfolio") outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the twelve-month period. Asset allocation was the primary driver of relative outperformance , with security selection also benefiting relative results.

Top Contributors:

•Strong selection in the Communication Services sector contributed to relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative contributors included not owning Intel (Information Technology) and an out-of-benchmark position in Spotify Technology (Communication Services).

•The Fixed Income Portfolio's allocation to Non-Agency Residential Mortgage-Backed Securities contributed to relative performance.

•The Fixed Income Portfolio's overweight exposure to Commercial Mortgage-Backed Securities benefited relative performance.

Top Detractors:

•Challenging stock selection in the Information Technology ("IT"), Health Care and Consumer Staples sectors detracted from relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative detractors included underweight positions in NVIDIA (IT) and Tesla (Consumer Discretionary).

•The Fixed Income Portfolio's Duration/Yield Curve positioning detracted from relative performance.

•The Fixed Income Portfolio's allocation to U.S. Treasury derivatives detracted from relative results.

Portfolio Performance

	Class B $21,837	S&P 500 Index $34,254	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000	$10,000
12/2015	$10,229	$10,138	$10,055
12/2016	$10,919	$11,351	$10,321
12/2017	$12,541	$13,829	$10,687
12/2018	$12,038	$13,223	$10,688
12/2019	$14,773	$17,386	$11,620
12/2020	$17,350	$20,585	$12,492
12/2021	$19,732	$26,494	$12,299
12/2022	$16,317	$21,696	$10,699
12/2023	$19,234	$27,399	$11,291
12/2024	$21,837	$34,254	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Balanced Portfolio - Class B	13.54%	8.13%	8.12%
S&P 500 Index	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$1,188,844,170
# of Portfolio Investments	1,531
Portfolio Turnover Rate	197%
Total Advisory Fees Paid	$5,198,209

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	4.2
Apple, Inc.	4.2
Microsoft Corp.	4.1
Amazon.com, Inc.	3.4
Alphabet, Inc.	2.9
Wells Fargo & Co.	1.7
Broadcom, Inc.	1.7
Berkshire Hathaway, Inc.	1.2
Exxon Mobil Corp.	1.1
Eli Lilly & Co.	1.0

Top 10 Fixed Income Issuers

U.S. Treasury Notes	5.3
Federal National Mortgage Association	4.7
U.S. Treasury Bonds	4.0
Uniform Mortgage-Backed Security, TBA	3.7
Federal Home Loan Mortgage Corp.	2.4
Government National Mortgage Association	1.7
Government National Mortgage Association, TBA	1.6
U.S. Treasury Inflation-Indexed Notes	0.6
Federal Home Loan Mortgage Corp. STACR REMICS Trust	0.5
U.S. Treasury Inflation-Indexed Bonds	0.3

Top 10 Countries

Value	Value
Romania	0.2
Canada	0.2
Bermuda	0.2
Colombia	0.2
France	0.3
Germany	0.4
China	0.5
Cayman Islands	0.7
United Kingdom	1.1
United States	98.0

Asset Allocation

Value	Value
Floating Rate Loans	0.0
Municipals	0.4
Foreign Government	1.2
Short-Term Investments	1.2
Asset-Backed Securities	3.1
Mortgage-Backed Securities	3.7
Corporate Bonds & Notes	9.1
U.S. Treasury & Government Agencies	26.2
Common Stocks	60.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Balanced Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$68	0.64%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The equity portion of the Portfolio (the "Equity Portfolio") underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of the relative underperformance, with sector allocation also detracting from relative results. Most fixed income sectors generated positive total returns during the trailing-twelve months as coupon income and spread tightening helped offset the impact of rising U.S. Treasury yields. The fixed income portion of the Portfolio (the "Fixed Income Portfolio") outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the twelve-month period. Asset allocation was the primary driver of relative outperformance , with security selection also benefiting relative results.

Top Contributors:

•Strong selection in the Communication Services sector contributed to relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative contributors included not owning Intel (Information Technology) and an out-of-benchmark position in Spotify Technology (Communication Services).

•The Fixed Income Portfolio's allocation to Non-Agency Residential Mortgage-Backed Securities contributed to relative performance.

•The Fixed Income Portfolio's overweight exposure to Commercial Mortgage-Backed Securities benefited relative performance.

Top Detractors:

•Challenging stock selection in the Information Technology ("IT"), Health Care and Consumer Staples sectors detracted from relative performance of the Equity Portfolio.

•The Equity Portfolio’s top relative detractors included underweight positions in NVIDIA (IT) and Tesla (Consumer Discretionary).

•The Fixed Income Portfolio's Duration/Yield Curve positioning detracted from relative performance.

•The Fixed Income Portfolio's allocation to U.S. Treasury derivatives detracted from relative results.

Portfolio Performance

	Class E $22,050	S&P 500 Index $34,254	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000	$10,000
12/2015	$10,241	$10,138	$10,055
12/2016	$10,940	$11,351	$10,321
12/2017	$12,576	$13,829	$10,687
12/2018	$12,088	$13,223	$10,688
12/2019	$14,850	$17,386	$11,620
12/2020	$17,454	$20,585	$12,492
12/2021	$19,873	$26,494	$12,299
12/2022	$16,442	$21,696	$10,699
12/2023	$19,398	$27,399	$11,291
12/2024	$22,050	$34,254	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Balanced Portfolio - Class E	13.67%	8.23%	8.23%
S&P 500 Index	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$1,188,844,170
# of Portfolio Investments	1,531
Portfolio Turnover Rate	197%
Total Advisory Fees Paid	$5,198,209

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	4.2
Apple, Inc.	4.2
Microsoft Corp.	4.1
Amazon.com, Inc.	3.4
Alphabet, Inc.	2.9
Wells Fargo & Co.	1.7
Broadcom, Inc.	1.7
Berkshire Hathaway, Inc.	1.2
Exxon Mobil Corp.	1.1
Eli Lilly & Co.	1.0

Top 10 Fixed Income Issuers

U.S. Treasury Notes	5.3
Federal National Mortgage Association	4.7
U.S. Treasury Bonds	4.0
Uniform Mortgage-Backed Security, TBA	3.7
Federal Home Loan Mortgage Corp.	2.4
Government National Mortgage Association	1.7
Government National Mortgage Association, TBA	1.6
U.S. Treasury Inflation-Indexed Notes	0.6
Federal Home Loan Mortgage Corp. STACR REMICS Trust	0.5
U.S. Treasury Inflation-Indexed Bonds	0.3

Top 10 Countries

Value	Value
Romania	0.2
Canada	0.2
Bermuda	0.2
Colombia	0.2
France	0.3
Germany	0.4
China	0.5
Cayman Islands	0.7
United Kingdom	1.1
United States	98.0

Asset Allocation

Value	Value
Floating Rate Loans	0.0
Municipals	0.4
Foreign Government	1.2
Short-Term Investments	1.2
Asset-Backed Securities	3.1
Mortgage-Backed Securities	3.7
Corporate Bonds & Notes	9.1
U.S. Treasury & Government Agencies	26.2
Common Stocks	60.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Core Equity Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$60	0.58%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark, the Russell 1000 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of underperformance relative to the benchmark. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results.

Top Contributors:

•Although security selection detracted overall from relative performance, strong selection within Materials and Communication Services sector aided relative results.

•The Portfolio's lack of exposure to the Energy sector and overweight allocation to the Financials sector contributed to relative performance.

•Contributors included an overweight to American Express (Financials), a new position in Apple (Information Technology), and not holding Intel (Information Technology).

Top Detractors:

•Weak stock selection within Consumer Discretionary, Industrials and Information Technology sectors detracted most from relative performance.

•Sector allocation effects detracted from relative performance, driven by an overweight allocation to the Health Care sector and underweight allocation to the Information Technology sector.

•Detractors included not owning NVIDIA (Information Technology) and overweight positions in Nike (Consumer Discretionary) and Canadian National Railway (Industrials).

Portfolio Performance

	Class A $26,311	Russell 3000 Index $32,604	Russell 1000 Index $33,560
12/2014	$10,000	$10,000	$10,000
12/2015	$10,240	$10,048	$10,092
12/2016	$10,992	$11,327	$11,308
12/2017	$13,087	$13,721	$13,761
12/2018	$13,076	$13,002	$13,102
12/2019	$17,121	$17,035	$17,220
12/2020	$19,051	$20,593	$20,830
12/2021	$23,705	$25,877	$26,340
12/2022	$22,501	$20,907	$21,302
12/2023	$24,224	$26,334	$26,953
12/2024	$26,311	$32,604	$33,560

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Core Equity Opportunities Portfolio - Class A	8.61%	8.97%	10.16%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Index	24.51%	14.28%	12.87%

Key Fund Statistics

Total Net Assets	$2,939,610,069
# of Portfolio Investments	45
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$17,425,809

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	4.5
Microsoft Corp.	4.0
Stryker Corp.	3.8
McDonald's Corp.	3.8
UnitedHealth Group, Inc.	3.4
Mastercard, Inc.	3.1
Accenture PLC	3.1
Danaher Corp.	3.1
Honeywell International, Inc.	3.0
Visa, Inc.	2.9

Top Sectors

Value	Value
Communication Services	1.7
Real Estate	1.9
Materials	4.6
Consumer Discretionary	11.1
Consumer Staples	13.4
Financials	13.9
Information Technology	15.9
Industrials	16.5
Health Care	18.8

Top Countries

Value	Value
Canada	2.1
United Kingdom	2.8
Ireland	3.1
United States	89.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Core Equity Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$86	0.83%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark, the Russell 1000 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of underperformance relative to the benchmark. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results.

Top Contributors:

•Although security selection detracted overall from relative performance, strong selection within Materials and Communication Services sector aided relative results.

•The Portfolio's lack of exposure to the Energy sector and overweight allocation to the Financials sector contributed to relative performance.

•Contributors included an overweight to American Express (Financials), a new position in Apple (Information Technology), and not holding Intel (Information Technology).

Top Detractors:

•Weak stock selection within Consumer Discretionary, Industrials and Information Technology sectors detracted most from relative performance.

•Sector allocation effects detracted from relative performance, driven by an overweight allocation to the Health Care sector and underweight allocation to the Information Technology sector.

•Detractors included not owning NVIDIA (Information Technology) and overweight positions in Nike (Consumer Discretionary) and Canadian National Railway (Industrials).

Portfolio Performance

	Class B $25,666	Russell 3000 Index $32,604	Russell 1000 Index $33,560
12/2014	$10,000	$10,000	$10,000
12/2015	$10,214	$10,048	$10,092
12/2016	$10,935	$11,327	$11,308
12/2017	$12,991	$13,721	$13,761
12/2018	$12,946	$13,002	$13,102
12/2019	$16,913	$17,035	$17,220
12/2020	$18,768	$20,593	$20,830
12/2021	$23,293	$25,877	$26,340
12/2022	$22,056	$20,907	$21,302
12/2023	$23,685	$26,334	$26,953
12/2024	$25,666	$32,604	$33,560

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Core Equity Opportunities Portfolio - Class B	8.37%	8.70%	9.88%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Index	24.51%	14.28%	12.87%

Key Fund Statistics

Total Net Assets	$2,939,610,069
# of Portfolio Investments	45
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$17,425,809

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	4.5
Microsoft Corp.	4.0
Stryker Corp.	3.8
McDonald's Corp.	3.8
UnitedHealth Group, Inc.	3.4
Mastercard, Inc.	3.1
Accenture PLC	3.1
Danaher Corp.	3.1
Honeywell International, Inc.	3.0
Visa, Inc.	2.9

Top Sectors

Value	Value
Communication Services	1.7
Real Estate	1.9
Materials	4.6
Consumer Discretionary	11.1
Consumer Staples	13.4
Financials	13.9
Information Technology	15.9
Industrials	16.5
Health Care	18.8

Top Countries

Value	Value
Canada	2.1
United Kingdom	2.8
Ireland	3.1
United States	89.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Brighthouse/Wellington Core Equity Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$76	0.73%

Management Discussion of Portfolio Performance

In 2024, U.S. equities rose for four consecutive quarters, registering a stellar return amidst a turbulent macroeconomic environment shaped by geopolitical uncertainty, interest rate fluctuation, and significant political shifts. The Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark, the Russell 1000 Index, for the twelve-month period ended December 31, 2024. Weak security selection was the primary driver of underperformance relative to the benchmark. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results.

Top Contributors:

•Although security selection detracted overall from relative performance, strong selection within Materials and Communication Services sector aided relative results.

•The Portfolio's lack of exposure to the Energy sector and overweight allocation to the Financials sector contributed to relative performance.

•Contributors included an overweight to American Express (Financials), a new position in Apple (Information Technology), and not holding Intel (Information Technology).

Top Detractors:

•Weak stock selection within Consumer Discretionary, Industrials and Information Technology sectors detracted most from relative performance.

•Sector allocation effects detracted from relative performance, driven by an overweight allocation to the Health Care sector and underweight allocation to the Information Technology sector.

•Detractors included not owning NVIDIA (Information Technology) and overweight positions in Nike (Consumer Discretionary) and Canadian National Railway (Industrials).

Portfolio Performance

	Class E $25,924	Russell 3000 Index $32,604	Russell 1000 Index $33,560
12/2014	$10,000	$10,000	$10,000
12/2015	$10,227	$10,048	$10,092
12/2016	$10,958	$11,327	$11,308
12/2017	$13,031	$13,721	$13,761
12/2018	$12,999	$13,002	$13,102
12/2019	$16,999	$17,035	$17,220
12/2020	$18,882	$20,593	$20,830
12/2021	$23,458	$25,877	$26,340
12/2022	$22,235	$20,907	$21,302
12/2023	$23,901	$26,334	$26,953
12/2024	$25,924	$32,604	$33,560

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Brighthouse/Wellington Core Equity Opportunities Portfolio - Class E	8.46%	8.81%	9.99%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Index	24.51%	14.28%	12.87%

Key Fund Statistics

Total Net Assets	$2,939,610,069
# of Portfolio Investments	45
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$17,425,809

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	4.5
Microsoft Corp.	4.0
Stryker Corp.	3.8
McDonald's Corp.	3.8
UnitedHealth Group, Inc.	3.4
Mastercard, Inc.	3.1
Accenture PLC	3.1
Danaher Corp.	3.1
Honeywell International, Inc.	3.0
Visa, Inc.	2.9

Top Sectors

Value	Value
Communication Services	1.7
Real Estate	1.9
Materials	4.6
Consumer Discretionary	11.1
Consumer Staples	13.4
Financials	13.9
Information Technology	15.9
Industrials	16.5
Health Care	18.8

Top Countries

Value	Value
Canada	2.1
United Kingdom	2.8
Ireland	3.1
United States	89.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Frontier Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$77	0.71%

Management Discussion of Portfolio Performance

The Frontier Mid Cap Growth Portfolio trailed its benchmark for the 12-month period despite being well ahead at the end of the third quarter. This was due to an extremely narrow market in the final quarter when 82% of the index return came from just ten stocks as rising interest rates curbed a post-election rally.

Sector allocation was the dominant factor behind the underperformance and largely the result of our overweight in the Health Care sector and no exposure to the top performing Utilities sector. The Health Care sector fell 2% in 2024 due to government price reduction policies affecting pharmaceuticals and insurance companies. Stock selection proved challenging in Consumer Discretionary, Communications Services and Real Estate, whereas Information Technology ("IT"), Industrials and Materials sectors were the key contributors.

Top Contributors:

•The IT sector was the largest contributor with strong performance in communications equipment, semiconductors and software stocks. These included Arista Networks, Marvell Technology, Fair Isaac and Palantir Technologies.

•Aircraft engine repair and leasing company FTAI Aviation and less-than-truckload operator XPO led the upside in Industrials.

•In the Materials sector, the top performer was cement and wallboard manufacturer Eagle Materials.

•Other contributors included genetic diagnostics provider Natera and alternative asset managers Apollo Global Management and KKR & Co.

Top Detractors:

•The Consumer Discretionary sector was the largest detractor, with weak performers in automobile components, hotels, restaurants & leisure and leisure product stocks including Mobileye, Caesars Entertainment and Mattel.

•Leading online dating company Match Group and visual search and discovery platform Pinterest drove the underperformance in the Communication Services sector. The Portfolio sold Pinterest during the year.

•Information services provider CoStar was the main detractor in Real Estate.

•Other significant underperformers included diabetes device manufacturer DexCom, database software provider MongoDB, IT services company EPAM Systems, and discount retailer Dollar General, which the Portfolio sold.

Portfolio Performance

	Class A $25,733	Russell 3000 Index $32,604	Russell Midcap Growth Index $29,803
12/2014	$10,000	$10,000	$10,000
12/2015	$10,288	$10,048	$9,980
12/2016	$10,844	$11,327	$10,711
12/2017	$13,583	$13,721	$13,418
12/2018	$12,817	$13,002	$12,780
12/2019	$17,062	$17,035	$17,314
12/2020	$22,471	$20,593	$23,475
12/2021	$25,770	$25,877	$26,463
12/2022	$18,517	$20,907	$19,392
12/2023	$21,849	$26,334	$24,408
12/2024	$25,733	$32,604	$29,803

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Frontier Mid Cap Growth Portfolio - Class A	17.77%	8.56%	9.91%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Growth Index	22.10%	11.47%	11.54%

Key Fund Statistics

Total Net Assets	$1,044,659,473
# of Portfolio Investments	107
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$7,179,439

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Palantir Technologies, Inc.	3.5
FTAI Aviation Ltd.	3.3
AppLovin Corp.	2.8
XPO, Inc.	2.6
Natera, Inc.	2.4
Block, Inc.	2.2
KKR & Co., Inc.	2.1
Trade Desk, Inc.	2.1
Twilio, Inc.	2.1
Arista Networks, Inc.	2.1

Top 10 Sectors

Value	Value
Consumer Staples	0.7
Real Estate	1.3
Energy	2.0
Communication Services	2.3
Materials	2.5
Financials	11.4
Consumer Discretionary	12.7
Health Care	16.5
Industrials	18.8
Information Technology	31.2

Top Countries

Value	Value
Israel	0.4
Switzerland	0.8
United States	98.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Frontier Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$104	0.96%

Management Discussion of Portfolio Performance

The Frontier Mid Cap Growth Portfolio trailed its benchmark for the 12-month period despite being well ahead at the end of the third quarter. This was due to an extremely narrow market in the final quarter when 82% of the index return came from just ten stocks as rising interest rates curbed a post-election rally.

Sector allocation was the dominant factor behind the underperformance and largely the result of our overweight in the Health Care sector and no exposure to the top performing Utilities sector. The Health Care sector fell 2% in 2024 due to government price reduction policies affecting pharmaceuticals and insurance companies. Stock selection proved challenging in Consumer Discretionary, Communications Services and Real Estate, whereas Information Technology ("IT"), Industrials and Materials sectors were the key contributors.

Top Contributors:

•The IT sector was the largest contributor with strong performance in communications equipment, semiconductors and software stocks. These included Arista Networks, Marvell Technology, Fair Isaac and Palantir Technologies.

•Aircraft engine repair and leasing company FTAI Aviation and less-than-truckload operator XPO led the upside in Industrials.

•In the Materials sector, the top performer was cement and wallboard manufacturer Eagle Materials.

•Other contributors included genetic diagnostics provider Natera and alternative asset managers Apollo Global Management and KKR & Co.

Top Detractors:

•The Consumer Discretionary sector was the largest detractor, with weak performers in automobile components, hotels, restaurants & leisure and leisure product stocks including Mobileye, Caesars Entertainment and Mattel.

•Leading online dating company Match Group and visual search and discovery platform Pinterest drove the underperformance in the Communication Services sector. The Portfolio sold Pinterest during the year.

•Information services provider CoStar was the main detractor in Real Estate.

•Other significant underperformers included diabetes device manufacturer DexCom, database software provider MongoDB, IT services company EPAM Systems, and discount retailer Dollar General, which the Portfolio sold.

Portfolio Performance

	Class B $25,094	Russell 3000 Index $32,604	Russell Midcap Growth Index $29,803
12/2014	$10,000	$10,000	$10,000
12/2015	$10,260	$10,048	$9,980
12/2016	$10,790	$11,327	$10,711
12/2017	$13,480	$13,721	$13,418
12/2018	$12,685	$13,002	$12,780
12/2019	$16,850	$17,035	$17,314
12/2020	$22,138	$20,593	$23,475
12/2021	$25,322	$25,877	$26,463
12/2022	$18,148	$20,907	$19,392
12/2023	$21,366	$26,334	$24,408
12/2024	$25,094	$32,604	$29,803

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Frontier Mid Cap Growth Portfolio - Class B	17.45%	8.29%	9.64%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Growth Index	22.10%	11.47%	11.54%

Key Fund Statistics

Total Net Assets	$1,044,659,473
# of Portfolio Investments	107
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$7,179,439

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Palantir Technologies, Inc.	3.5
FTAI Aviation Ltd.	3.3
AppLovin Corp.	2.8
XPO, Inc.	2.6
Natera, Inc.	2.4
Block, Inc.	2.2
KKR & Co., Inc.	2.1
Trade Desk, Inc.	2.1
Twilio, Inc.	2.1
Arista Networks, Inc.	2.1

Top 10 Sectors

Value	Value
Consumer Staples	0.7
Real Estate	1.3
Energy	2.0
Communication Services	2.3
Materials	2.5
Financials	11.4
Consumer Discretionary	12.7
Health Care	16.5
Industrials	18.8
Information Technology	31.2

Top Countries

Value	Value
Israel	0.4
Switzerland	0.8
United States	98.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio: Class D

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Frontier Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class D	$88	0.81%

Management Discussion of Portfolio Performance

The Frontier Mid Cap Growth Portfolio trailed its benchmark for the 12-month period despite being well ahead at the end of the third quarter. This was due to an extremely narrow market in the final quarter when 82% of the index return came from just ten stocks as rising interest rates curbed a post-election rally.

Sector allocation was the dominant factor behind the underperformance and largely the result of our overweight in the Health Care sector and no exposure to the top performing Utilities sector. The Health Care sector fell 2% in 2024 due to government price reduction policies affecting pharmaceuticals and insurance companies. Stock selection proved challenging in Consumer Discretionary, Communications Services and Real Estate, whereas Information Technology ("IT"), Industrials and Materials sectors were the key contributors.

Top Contributors:

•The IT sector was the largest contributor with strong performance in communications equipment, semiconductors and software stocks. These included Arista Networks, Marvell Technology, Fair Isaac and Palantir Technologies.

•Aircraft engine repair and leasing company FTAI Aviation and less-than-truckload operator XPO led the upside in Industrials.

•In the Materials sector, the top performer was cement and wallboard manufacturer Eagle Materials.

•Other contributors included genetic diagnostics provider Natera and alternative asset managers Apollo Global Management and KKR & Co.

Top Detractors:

•The Consumer Discretionary sector was the largest detractor, with weak performers in automobile components, hotels, restaurants & leisure and leisure product stocks including Mobileye, Caesars Entertainment and Mattel.

•Leading online dating company Match Group and visual search and discovery platform Pinterest drove the underperformance in the Communication Services sector. The Portfolio sold Pinterest during the year.

•Information services provider CoStar was the main detractor in Real Estate.

•Other significant underperformers included diabetes device manufacturer DexCom, database software provider MongoDB, IT services company EPAM Systems, and discount retailer Dollar General, which the Portfolio sold.

Portfolio Performance

	Class D $25,471	Russell 3000 Index $32,604	Russell Midcap Growth Index $29,803
12/2014	$10,000	$10,000	$10,000
12/2015	$10,278	$10,048	$9,980
12/2016	$10,822	$11,327	$10,711
12/2017	$13,542	$13,721	$13,418
12/2018	$12,762	$13,002	$12,780
12/2019	$16,975	$17,035	$17,314
12/2020	$22,337	$20,593	$23,475
12/2021	$25,585	$25,877	$26,463
12/2022	$18,367	$20,907	$19,392
12/2023	$21,651	$26,334	$24,408
12/2024	$25,471	$32,604	$29,803

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Frontier Mid Cap Growth Portfolio - Class D	17.64%	8.45%	9.80%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Growth Index	22.10%	11.47%	11.54%

Key Fund Statistics

Total Net Assets	$1,044,659,473
# of Portfolio Investments	107
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$7,179,439

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Palantir Technologies, Inc.	3.5
FTAI Aviation Ltd.	3.3
AppLovin Corp.	2.8
XPO, Inc.	2.6
Natera, Inc.	2.4
Block, Inc.	2.2
KKR & Co., Inc.	2.1
Trade Desk, Inc.	2.1
Twilio, Inc.	2.1
Arista Networks, Inc.	2.1

Top 10 Sectors

Value	Value
Consumer Staples	0.7
Real Estate	1.3
Energy	2.0
Communication Services	2.3
Materials	2.5
Financials	11.4
Consumer Discretionary	12.7
Health Care	16.5
Industrials	18.8
Information Technology	31.2

Top Countries

Value	Value
Israel	0.4
Switzerland	0.8
United States	98.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Frontier Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$94	0.86%

Management Discussion of Portfolio Performance

The Frontier Mid Cap Growth Portfolio trailed its benchmark for the 12-month period despite being well ahead at the end of the third quarter. This was due to an extremely narrow market in the final quarter when 82% of the index return came from just ten stocks as rising interest rates curbed a post-election rally.

Sector allocation was the dominant factor behind the underperformance and largely the result of our overweight in the Health Care sector and no exposure to the top performing Utilities sector. The Health Care sector fell 2% in 2024 due to government price reduction policies affecting pharmaceuticals and insurance companies. Stock selection proved challenging in Consumer Discretionary, Communications Services and Real Estate, whereas Information Technology ("IT"), Industrials and Materials sectors were the key contributors.

Top Contributors:

•The IT sector was the largest contributor with strong performance in communications equipment, semiconductors and software stocks. These included Arista Networks, Marvell Technology, Fair Isaac and Palantir Technologies.

•Aircraft engine repair and leasing company FTAI Aviation and less-than-truckload operator XPO led the upside in Industrials.

•In the Materials sector, the top performer was cement and wallboard manufacturer Eagle Materials.

•Other contributors included genetic diagnostics provider Natera and alternative asset managers Apollo Global Management and KKR & Co.

Top Detractors:

•The Consumer Discretionary sector was the largest detractor, with weak performers in automobile components, hotels, restaurants & leisure and leisure product stocks including Mobileye, Caesars Entertainment and Mattel.

•Leading online dating company Match Group and visual search and discovery platform Pinterest drove the underperformance in the Communication Services sector. The Portfolio sold Pinterest during the year.

•Information services provider CoStar was the main detractor in Real Estate.

•Other significant underperformers included diabetes device manufacturer DexCom, database software provider MongoDB, IT services company EPAM Systems, and discount retailer Dollar General, which the Portfolio sold.

Portfolio Performance

	Class E $25,344	Russell 3000 Index $32,604	Russell Midcap Growth Index $29,803
12/2014	$10,000	$10,000	$10,000
12/2015	$10,272	$10,048	$9,980
12/2016	$10,811	$11,327	$10,711
12/2017	$13,524	$13,721	$13,418
12/2018	$12,740	$13,002	$12,780
12/2019	$16,934	$17,035	$17,314
12/2020	$22,273	$20,593	$23,475
12/2021	$25,498	$25,877	$26,463
12/2022	$18,295	$20,907	$19,392
12/2023	$21,559	$26,334	$24,408
12/2024	$25,344	$32,604	$29,803

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Frontier Mid Cap Growth Portfolio - Class E	17.56%	8.40%	9.75%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell Midcap Growth Index	22.10%	11.47%	11.54%

Key Fund Statistics

Total Net Assets	$1,044,659,473
# of Portfolio Investments	107
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$7,179,439

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Palantir Technologies, Inc.	3.5
FTAI Aviation Ltd.	3.3
AppLovin Corp.	2.8
XPO, Inc.	2.6
Natera, Inc.	2.4
Block, Inc.	2.2
KKR & Co., Inc.	2.1
Trade Desk, Inc.	2.1
Twilio, Inc.	2.1
Arista Networks, Inc.	2.1

Top 10 Sectors

Value	Value
Consumer Staples	0.7
Real Estate	1.3
Energy	2.0
Communication Services	2.3
Materials	2.5
Financials	11.4
Consumer Discretionary	12.7
Health Care	16.5
Industrials	18.8
Information Technology	31.2

Top Countries

Value	Value
Israel	0.4
Switzerland	0.8
United States	98.2

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Jennison Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Jennison Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$62	0.54%

Management Discussion of Portfolio Performance

Equity prices increased over the twelve months ended December 31, 2024, as investors reacted positively to the slowing pace of inflation and sustained economic growth. The strength of corporate profits overall has been an important contributor amidst sustained growth of the U.S. economy. In this environment, the Portfolio had strong absolute performance for 2024; however, relative results trailed the Russell 1000 Growth Index. For the year, both stock selection and sector allocation detracted from relative performance. Stock selection within the Consumer Discretionary and Industrials sectors were the top detractors to relative returns. An overweight allocation to the Health Care sector was the primary detractor from sector allocation.

Top Contributors:

•Strong stock selection in the Health Care, Consumer Staples, and Communication Services sectors were contributors.

•The Portfolio’s top individual relative contributors included positions in Broadcom, Microsoft, and Netflix.

•While sector allocation weights are a residual to Jennison’s bottom-up stock selection process, underweight allocations to the Industrials and Materials sectors were additive to relative results.

Top Detractors:

•Stock selection was challenged in the Consumer Discretionary, Financials, and Industrials sectors.

•Among the Portfolio’s top individual detractors from relative results were positions in Novo Nordisk (Denmark), MongoDB, and Advanced Micro Devices.

•Overweight allocations to the Consumer Discretionary and Health Care sectors were detractors from relative results.

Portfolio Performance

	Class A $45,550	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,078	$10,048	$10,567
12/2016	$11,097	$11,327	$11,314
12/2017	$15,239	$13,721	$14,733
12/2018	$15,293	$13,002	$14,510
12/2019	$20,313	$17,035	$19,790
12/2020	$31,850	$20,593	$27,408
12/2021	$37,319	$25,877	$34,971
12/2022	$22,813	$20,907	$24,782
12/2023	$34,964	$26,334	$35,358
12/2024	$45,550	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Jennison Growth Portfolio - Class A	30.28%	17.53%	16.37%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,958,195,283
# of Portfolio Investments	63
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$14,922,952

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	9.8
Amazon.com, Inc.	9.1
Microsoft Corp.	6.8
Apple, Inc.	6.4
Meta Platforms, Inc.	5.9
Broadcom, Inc.	5.4
Alphabet, Inc.	4.8
Netflix, Inc.	4.1
Tesla, Inc.	3.2
Mastercard, Inc.	2.6

Top Sectors

Value	Value
Consumer Staples	3.3
Industrials	5.4
Financials	6.9
Health Care	8.2
Communication Services	18.2
Consumer Discretionary	18.8
Information Technology	39.2

Top Countries

Value	Value
Spain	0.4
Germany	0.8
Brazil	0.8
United Kingdom	1.0
Denmark	1.3
United States	95.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Jennison Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Jennison Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$91	0.79%

Management Discussion of Portfolio Performance

Equity prices increased over the twelve months ended December 31, 2024, as investors reacted positively to the slowing pace of inflation and sustained economic growth. The strength of corporate profits overall has been an important contributor amidst sustained growth of the U.S. economy. In this environment, the Portfolio had strong absolute performance for 2024; however, relative results trailed the Russell 1000 Growth Index. For the year, both stock selection and sector allocation detracted from relative performance. Stock selection within the Consumer Discretionary and Industrials sectors were the top detractors to relative returns. An overweight allocation to the Health Care sector was the primary detractor from sector allocation.

Top Contributors:

•Strong stock selection in the Health Care, Consumer Staples, and Communication Services sectors were contributors.

•The Portfolio’s top individual relative contributors included positions in Broadcom, Microsoft, and Netflix.

•While sector allocation weights are a residual to Jennison’s bottom-up stock selection process, underweight allocations to the Industrials and Materials sectors were additive to relative results.

Top Detractors:

•Stock selection was challenged in the Consumer Discretionary, Financials, and Industrials sectors.

•Among the Portfolio’s top individual detractors from relative results were positions in Novo Nordisk (Denmark), MongoDB, and Advanced Micro Devices.

•Overweight allocations to the Consumer Discretionary and Health Care sectors were detractors from relative results.

Portfolio Performance

	Class B $44,438	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,054	$10,048	$10,567
12/2016	$11,040	$11,327	$11,314
12/2017	$15,123	$13,721	$14,733
12/2018	$15,140	$13,002	$14,510
12/2019	$20,060	$17,035	$19,790
12/2020	$31,368	$20,593	$27,408
12/2021	$36,673	$25,877	$34,971
12/2022	$22,363	$20,907	$24,782
12/2023	$34,184	$26,334	$35,358
12/2024	$44,438	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Jennison Growth Portfolio - Class B	30.00%	17.24%	16.08%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,958,195,283
# of Portfolio Investments	63
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$14,922,952

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	9.8
Amazon.com, Inc.	9.1
Microsoft Corp.	6.8
Apple, Inc.	6.4
Meta Platforms, Inc.	5.9
Broadcom, Inc.	5.4
Alphabet, Inc.	4.8
Netflix, Inc.	4.1
Tesla, Inc.	3.2
Mastercard, Inc.	2.6

Top Sectors

Value	Value
Consumer Staples	3.3
Industrials	5.4
Financials	6.9
Health Care	8.2
Communication Services	18.2
Consumer Discretionary	18.8
Information Technology	39.2

Top Countries

Value	Value
Spain	0.4
Germany	0.8
Brazil	0.8
United Kingdom	1.0
Denmark	1.3
United States	95.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Jennison Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Jennison Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$79	0.69%

Management Discussion of Portfolio Performance

Equity prices increased over the twelve months ended December 31, 2024, as investors reacted positively to the slowing pace of inflation and sustained economic growth. The strength of corporate profits overall has been an important contributor amidst sustained growth of the U.S. economy. In this environment, the Portfolio had strong absolute performance for 2024; however, relative results trailed the Russell 1000 Growth Index. For the year, both stock selection and sector allocation detracted from relative performance. Stock selection within the Consumer Discretionary and Industrials sectors were the top detractors to relative returns. An overweight allocation to the Health Care sector was the primary detractor from sector allocation.

Top Contributors:

•Strong stock selection in the Health Care, Consumer Staples, and Communication Services sectors were contributors.

•The Portfolio’s top individual relative contributors included positions in Broadcom, Microsoft, and Netflix.

•While sector allocation weights are a residual to Jennison’s bottom-up stock selection process, underweight allocations to the Industrials and Materials sectors were additive to relative results.

Top Detractors:

•Stock selection was challenged in the Consumer Discretionary, Financials, and Industrials sectors.

•Among the Portfolio’s top individual detractors from relative results were positions in Novo Nordisk (Denmark), MongoDB, and Advanced Micro Devices.

•Overweight allocations to the Consumer Discretionary and Health Care sectors were detractors from relative results.

Portfolio Performance

	Class E $44,891	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,066	$10,048	$10,567
12/2016	$11,065	$11,327	$11,314
12/2017	$15,172	$13,721	$14,733
12/2018	$15,206	$13,002	$14,510
12/2019	$20,158	$17,035	$19,790
12/2020	$31,567	$20,593	$27,408
12/2021	$36,933	$25,877	$34,971
12/2022	$22,536	$20,907	$24,782
12/2023	$34,506	$26,334	$35,358
12/2024	$44,891	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Jennison Growth Portfolio - Class E	30.10%	17.37%	16.20%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,958,195,283
# of Portfolio Investments	63
Portfolio Turnover Rate	29%
Total Advisory Fees Paid	$14,922,952

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	9.8
Amazon.com, Inc.	9.1
Microsoft Corp.	6.8
Apple, Inc.	6.4
Meta Platforms, Inc.	5.9
Broadcom, Inc.	5.4
Alphabet, Inc.	4.8
Netflix, Inc.	4.1
Tesla, Inc.	3.2
Mastercard, Inc.	2.6

Top Sectors

Value	Value
Consumer Staples	3.3
Industrials	5.4
Financials	6.9
Health Care	8.2
Communication Services	18.2
Consumer Discretionary	18.8
Information Technology	39.2

Top Countries

Value	Value
Spain	0.4
Germany	0.8
Brazil	0.8
United Kingdom	1.0
Denmark	1.3
United States	95.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Core Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$95	0.90%

Management Discussion of Portfolio Performance

For the year ended December 31, 2024 the Portfolio outperformed the Russell 2000 Index and benefitted from an equity market that generally rewarded larger, higher quality stocks as the Portfolio is primarily invested within the upper end of the market capitalization range, in companies that exhibit strong fundamentals and profitability. Both sector allocation and stock selection added performance versus the Index.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the Index along with strong security selection. Stock selection benefitted by avoiding the lower quality portion of the sector and solid contribution from holdings Tenet Healthcare and UFP Technologies.

•Utilities provided the second most relative return due to strong security selection. Independent Power Producer Talen Energy provided the largest overall return contribution to the Portfolio for the year.

•The Financials sector aided performance versus the Index with strong stock selection, particularly within the Capital Markets and Banks industries.

•Other notable stock contributors in the Portfolio were Moog, Boot Barn and Super Micro Computer.

Top Detractors:

•Energy detracted the most from relative performance due to an overweight (the worst performing index sector) in addition to weak security selection, particularly in the Equipment & Services industry. Notable individual detractors included Noble Corp. and Weatherford International.

•Although stock contribution within Information Technology was very positive, the Portfolio sector lagged the Index return as it was the top performer for the year. Portfolio stocks within certain higher growth segments, such as Storage and Software, trailed the Index holdings returns.

•The Industrials sector detracted from relative return due to lagging security selection, partially offset by an overweight versus the Index sector. In particular, Concentrix Corp. was one of the Portfolio’s biggest detractors while a number of Portfolio holdings ceded a portion of strong share price gains from the past few years.

•Other notable stock detractors in the Portfolio were Pacira Biosciences, Atkore Inc. and Option Care Health.

Portfolio Performance

	Class A $23,030	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,850	$10,048	$9,559
12/2016	$11,749	$11,327	$11,595
12/2017	$13,540	$13,721	$13,294
12/2018	$12,041	$13,002	$11,830
12/2019	$15,116	$17,035	$14,849
12/2020	$16,940	$20,593	$17,813
12/2021	$20,658	$25,877	$20,453
12/2022	$17,546	$20,907	$16,273
12/2023	$20,610	$26,334	$19,028
12/2024	$23,030	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Core Portfolio - Class A	11.74%	8.79%	8.70%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$372,882,182
# of Portfolio Investments	216
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$3,103,315

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Moog, Inc.	1.5
Wintrust Financial Corp.	1.3
Arcosa, Inc.	1.3
Knife River Corp.	1.2
Talen Energy Corp.	1.2
U.S. Cellular Corp.	1.2
Federal Agricultural Mortgage Corp.	1.2
Vontier Corp.	1.2
Pinnacle Financial Partners, Inc.	1.1
TTM Technologies, Inc.	1.1

Top 10 Sectors

Value	Value
Communication Services	3.2
Consumer Staples	3.5
Utilities	3.5
Materials	3.7
Energy	7.2
Consumer Discretionary	9.3
Health Care	11.4
Information Technology	12.4
Financials	18.4
Industrials	23.4

Top Countries

Value	Value
Costa Rica	0.0Footnote Reference*
Bahamas	0.2
Israel	0.2
Switzerland	0.7
Canada	1.0
Puerto Rico	1.2
United Kingdom	2.3
United States	92.5
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Core Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$122	1.15%

Management Discussion of Portfolio Performance

For the year ended December 31, 2024 the Portfolio outperformed the Russell 2000 Index and benefitted from an equity market that generally rewarded larger, higher quality stocks as the Portfolio is primarily invested within the upper end of the market capitalization range, in companies that exhibit strong fundamentals and profitability. Both sector allocation and stock selection added performance versus the Index.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the Index along with strong security selection. Stock selection benefitted by avoiding the lower quality portion of the sector and solid contribution from holdings Tenet Healthcare and UFP Technologies.

•Utilities provided the second most relative return due to strong security selection. Independent Power Producer Talen Energy provided the largest overall return contribution to the Portfolio for the year.

•The Financials sector aided performance versus the Index with strong stock selection, particularly within the Capital Markets and Banks industries.

•Other notable stock contributors in the Portfolio were Moog, Boot Barn and Super Micro Computer.

Top Detractors:

•Energy detracted the most from relative performance due to an overweight (the worst performing index sector) in addition to weak security selection, particularly in the Equipment & Services industry. Notable individual detractors included Noble Corp. and Weatherford International.

•Although stock contribution within Information Technology was very positive, the Portfolio sector lagged the Index return as it was the top performer for the year. Portfolio stocks within certain higher growth segments, such as Storage and Software, trailed the Index holdings returns.

•The Industrials sector detracted from relative return due to lagging security selection, partially offset by an overweight versus the Index sector. In particular, Concentrix Corp. was one of the Portfolio’s biggest detractors while a number of Portfolio holdings ceded a portion of strong share price gains from the past few years.

•Other notable stock detractors in the Portfolio were Pacira Biosciences, Atkore Inc. and Option Care Health.

Portfolio Performance

	Class B $22,461	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,826	$10,048	$9,559
12/2016	$11,690	$11,327	$11,595
12/2017	$13,438	$13,721	$13,294
12/2018	$11,921	$13,002	$11,830
12/2019	$14,928	$17,035	$14,849
12/2020	$16,687	$20,593	$17,813
12/2021	$20,299	$25,877	$20,453
12/2022	$17,197	$20,907	$16,273
12/2023	$20,152	$26,334	$19,028
12/2024	$22,461	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Core Portfolio - Class B	11.46%	8.51%	8.43%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$372,882,182
# of Portfolio Investments	216
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$3,103,315

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Moog, Inc.	1.5
Wintrust Financial Corp.	1.3
Arcosa, Inc.	1.3
Knife River Corp.	1.2
Talen Energy Corp.	1.2
U.S. Cellular Corp.	1.2
Federal Agricultural Mortgage Corp.	1.2
Vontier Corp.	1.2
Pinnacle Financial Partners, Inc.	1.1
TTM Technologies, Inc.	1.1

Top 10 Sectors

Value	Value
Communication Services	3.2
Consumer Staples	3.5
Utilities	3.5
Materials	3.7
Energy	7.2
Consumer Discretionary	9.3
Health Care	11.4
Information Technology	12.4
Financials	18.4
Industrials	23.4

Top Countries

Value	Value
Costa Rica	0.0Footnote Reference*
Bahamas	0.2
Israel	0.2
Switzerland	0.7
Canada	1.0
Puerto Rico	1.2
United Kingdom	2.3
United States	92.5
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Core Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$111	1.05%

Management Discussion of Portfolio Performance

For the year ended December 31, 2024 the Portfolio outperformed the Russell 2000 Index and benefitted from an equity market that generally rewarded larger, higher quality stocks as the Portfolio is primarily invested within the upper end of the market capitalization range, in companies that exhibit strong fundamentals and profitability. Both sector allocation and stock selection added performance versus the Index.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the Index along with strong security selection. Stock selection benefitted by avoiding the lower quality portion of the sector and solid contribution from holdings Tenet Healthcare and UFP Technologies.

•Utilities provided the second most relative return due to strong security selection. Independent Power Producer Talen Energy provided the largest overall return contribution to the Portfolio for the year.

•The Financials sector aided performance versus the Index with strong stock selection, particularly within the Capital Markets and Banks industries.

•Other notable stock contributors in the Portfolio were Moog, Boot Barn and Super Micro Computer.

Top Detractors:

•Energy detracted the most from relative performance due to an overweight (the worst performing index sector) in addition to weak security selection, particularly in the Equipment & Services industry. Notable individual detractors included Noble Corp. and Weatherford International.

•Although stock contribution within Information Technology was very positive, the Portfolio sector lagged the Index return as it was the top performer for the year. Portfolio stocks within certain higher growth segments, such as Storage and Software, trailed the Index holdings returns.

•The Industrials sector detracted from relative return due to lagging security selection, partially offset by an overweight versus the Index sector. In particular, Concentrix Corp. was one of the Portfolio’s biggest detractors while a number of Portfolio holdings ceded a portion of strong share price gains from the past few years.

•Other notable stock detractors in the Portfolio were Pacira Biosciences, Atkore Inc. and Option Care Health.

Portfolio Performance

	Class E $22,687	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,836	$10,048	$9,559
12/2016	$11,714	$11,327	$11,595
12/2017	$13,479	$13,721	$13,294
12/2018	$11,969	$13,002	$11,830
12/2019	$15,003	$17,035	$14,849
12/2020	$16,788	$20,593	$17,813
12/2021	$20,442	$25,877	$20,453
12/2022	$17,336	$20,907	$16,273
12/2023	$20,334	$26,334	$19,028
12/2024	$22,687	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Core Portfolio - Class E	11.57%	8.62%	8.54%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$372,882,182
# of Portfolio Investments	216
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$3,103,315

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Moog, Inc.	1.5
Wintrust Financial Corp.	1.3
Arcosa, Inc.	1.3
Knife River Corp.	1.2
Talen Energy Corp.	1.2
U.S. Cellular Corp.	1.2
Federal Agricultural Mortgage Corp.	1.2
Vontier Corp.	1.2
Pinnacle Financial Partners, Inc.	1.1
TTM Technologies, Inc.	1.1

Top 10 Sectors

Value	Value
Communication Services	3.2
Consumer Staples	3.5
Utilities	3.5
Materials	3.7
Energy	7.2
Consumer Discretionary	9.3
Health Care	11.4
Information Technology	12.4
Financials	18.4
Industrials	23.4

Top Countries

Value	Value
Costa Rica	0.0Footnote Reference*
Bahamas	0.2
Israel	0.2
Switzerland	0.7
Canada	1.0
Puerto Rico	1.2
United Kingdom	2.3
United States	92.5
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$95	0.88%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell 2000 Growth Index during 2024. Although higher quality and below median beta cohorts were the clear winners during the first half of the year, essentially the inverse was true during the second half. Pairwise correlations remained relatively low during the first half of the year but subsequently increased during the second half, putting pressure on active managers in 2024. Both sector allocation and stock selection effects added to performance versus the benchmark for the year.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the benchmark index along with strong security selection. From an industry standpoint, security selection was particularly strong within Pharmaceuticals, Life Sciences Tools & Services, Biotech and Equipment & Supplies. Vericel, Insmed, Verona Pharma, PROCEPT BioRobotics, Glaukos and Radnet were the top contributors within the Health Care sector overall.

•Consumer Discretionary provided the second most relative return due to strong security selection. Automobile Components and Specialty Retail were the top two contributing industries within the sector. Top individual contributors consisted of Texas Roadhouse, Modine Manufacturing, Dorman Products, Boot Barn Holdings and Warby Parker within the sector.

Top Detractors:

•Information Technology detracted the most from relative performance mostly due to two specific names in the benchmark that we did not own during the first half of the year: Super Micro Computer and MicroStrategy. These names had an outsized and unprecedented impact on relative return during the period.

•The Industrials sector also detracted from relative return due to lagging security selection, partially offset by an overweight versus the benchmark sector. From an industry standpoint, Aerospace & Defense, Trading Companies & Distributors and Machinery were the largest detractors from relative performance. Rocket Lab USA, Hexcel, AAR, SiteOne Landscape Supply, Montrose Environmental Group and Albany International were the largest individual detractors overall within the sector.

Portfolio Performance

	Class A $25,633	Russell 3000 Index $32,604	Russell 2000 Growth Index $21,772
12/2014	$10,000	$10,000	$10,000
12/2015	$10,173	$10,048	$9,862
12/2016	$10,805	$11,327	$10,978
12/2017	$13,727	$13,721	$13,411
12/2018	$13,802	$13,002	$12,163
12/2019	$17,512	$17,035	$15,628
12/2020	$23,527	$20,593	$21,040
12/2021	$25,880	$25,877	$21,636
12/2022	$19,938	$20,907	$15,933
12/2023	$22,312	$26,334	$18,906
12/2024	$25,633	$32,604	$21,772

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Growth Portfolio - Class A	14.88%	7.92%	9.87%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Growth Index	15.15%	6.86%	8.09%

Key Fund Statistics

Total Net Assets	$342,789,312
# of Portfolio Investments	106
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$2,932,151

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Vertex, Inc.	2.0
Intapp, Inc.	2.0
MACOM Technology Solutions Holdings, Inc.	1.8
Casella Waste Systems, Inc.	1.7
PJT Partners, Inc.	1.7
Merit Medical Systems, Inc.	1.6
Kratos Defense & Security Solutions, Inc.	1.6
Agilysys, Inc.	1.6
Construction Partners, Inc.	1.6
Sterling Infrastructure, Inc.	1.6

Top Sectors

Value	Value
Communication Services	0.9
Materials	1.0
Consumer Staples	3.4
Energy	5.0
Financials	9.3
Consumer Discretionary	11.6
Information Technology	21.0
Industrials	22.3
Health Care	22.9

Top Countries

Value	Value
Costa Rica	0.1
Canada	0.7
Bahamas	0.7
Israel	1.0
Puerto Rico	1.1
United Kingdom	1.9
United States	91.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$121	1.13%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell 2000 Growth Index during 2024. Although higher quality and below median beta cohorts were the clear winners during the first half of the year, essentially the inverse was true during the second half. Pairwise correlations remained relatively low during the first half of the year but subsequently increased during the second half, putting pressure on active managers in 2024. Both sector allocation and stock selection effects added to performance versus the benchmark for the year.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the benchmark index along with strong security selection. From an industry standpoint, security selection was particularly strong within Pharmaceuticals, Life Sciences Tools & Services, Biotech and Equipment & Supplies. Vericel, Insmed, Verona Pharma, PROCEPT BioRobotics, Glaukos and Radnet were the top contributors within the Health Care sector overall.

•Consumer Discretionary provided the second most relative return due to strong security selection. Automobile Components and Specialty Retail were the top two contributing industries within the sector. Top individual contributors consisted of Texas Roadhouse, Modine Manufacturing, Dorman Products, Boot Barn Holdings and Warby Parker within the sector.

Top Detractors:

•Information Technology detracted the most from relative performance mostly due to two specific names in the benchmark that we did not own during the first half of the year: Super Micro Computer and MicroStrategy. These names had an outsized and unprecedented impact on relative return during the period.

•The Industrials sector also detracted from relative return due to lagging security selection, partially offset by an overweight versus the benchmark sector. From an industry standpoint, Aerospace & Defense, Trading Companies & Distributors and Machinery were the largest detractors from relative performance. Rocket Lab USA, Hexcel, AAR, SiteOne Landscape Supply, Montrose Environmental Group and Albany International were the largest individual detractors overall within the sector.

Portfolio Performance

	Class B $25,002	Russell 3000 Index $32,604	Russell 2000 Growth Index $21,772
12/2014	$10,000	$10,000	$10,000
12/2015	$10,143	$10,048	$9,862
12/2016	$10,756	$11,327	$10,978
12/2017	$13,626	$13,721	$13,411
12/2018	$13,664	$13,002	$12,163
12/2019	$17,287	$17,035	$15,628
12/2020	$23,171	$20,593	$21,040
12/2021	$25,428	$25,877	$21,636
12/2022	$19,555	$20,907	$15,933
12/2023	$21,812	$26,334	$18,906
12/2024	$25,002	$32,604	$21,772

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Growth Portfolio - Class B	14.63%	7.66%	9.60%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Growth Index	15.15%	6.86%	8.09%

Key Fund Statistics

Total Net Assets	$342,789,312
# of Portfolio Investments	106
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$2,932,151

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Vertex, Inc.	2.0
Intapp, Inc.	2.0
MACOM Technology Solutions Holdings, Inc.	1.8
Casella Waste Systems, Inc.	1.7
PJT Partners, Inc.	1.7
Merit Medical Systems, Inc.	1.6
Kratos Defense & Security Solutions, Inc.	1.6
Agilysys, Inc.	1.6
Construction Partners, Inc.	1.6
Sterling Infrastructure, Inc.	1.6

Top Sectors

Value	Value
Communication Services	0.9
Materials	1.0
Consumer Staples	3.4
Energy	5.0
Financials	9.3
Consumer Discretionary	11.6
Information Technology	21.0
Industrials	22.3
Health Care	22.9

Top Countries

Value	Value
Costa Rica	0.1
Canada	0.7
Bahamas	0.7
Israel	1.0
Puerto Rico	1.1
United Kingdom	1.9
United States	91.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Loomis Sayles Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$111	1.03%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell 2000 Growth Index during 2024. Although higher quality and below median beta cohorts were the clear winners during the first half of the year, essentially the inverse was true during the second half. Pairwise correlations remained relatively low during the first half of the year but subsequently increased during the second half, putting pressure on active managers in 2024. Both sector allocation and stock selection effects added to performance versus the benchmark for the year.

Top Contributors:

•Health Care provided the most relative return due to an underweight to the sector versus the benchmark index along with strong security selection. From an industry standpoint, security selection was particularly strong within Pharmaceuticals, Life Sciences Tools & Services, Biotech and Equipment & Supplies. Vericel, Insmed, Verona Pharma, PROCEPT BioRobotics, Glaukos and Radnet were the top contributors within the Health Care sector overall.

•Consumer Discretionary provided the second most relative return due to strong security selection. Automobile Components and Specialty Retail were the top two contributing industries within the sector. Top individual contributors consisted of Texas Roadhouse, Modine Manufacturing, Dorman Products, Boot Barn Holdings and Warby Parker within the sector.

Top Detractors:

•Information Technology detracted the most from relative performance mostly due to two specific names in the benchmark that we did not own during the first half of the year: Super Micro Computer and MicroStrategy. These names had an outsized and unprecedented impact on relative return during the period.

•The Industrials sector also detracted from relative return due to lagging security selection, partially offset by an overweight versus the benchmark sector. From an industry standpoint, Aerospace & Defense, Trading Companies & Distributors and Machinery were the largest detractors from relative performance. Rocket Lab USA, Hexcel, AAR, SiteOne Landscape Supply, Montrose Environmental Group and Albany International were the largest individual detractors overall within the sector.

Portfolio Performance

	Class E $25,263	Russell 3000 Index $32,604	Russell 2000 Growth Index $21,772
12/2014	$10,000	$10,000	$10,000
12/2015	$10,155	$10,048	$9,862
12/2016	$10,780	$11,327	$10,978
12/2017	$13,662	$13,721	$13,411
12/2018	$13,720	$13,002	$12,163
12/2019	$17,380	$17,035	$15,628
12/2020	$23,316	$20,593	$21,040
12/2021	$25,615	$25,877	$21,636
12/2022	$19,707	$20,907	$15,933
12/2023	$22,016	$26,334	$18,906
12/2024	$25,263	$32,604	$21,772

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Loomis Sayles Small Cap Growth Portfolio - Class E	14.75%	7.77%	9.71%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Growth Index	15.15%	6.86%	8.09%

Key Fund Statistics

Total Net Assets	$342,789,312
# of Portfolio Investments	106
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$2,932,151

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Vertex, Inc.	2.0
Intapp, Inc.	2.0
MACOM Technology Solutions Holdings, Inc.	1.8
Casella Waste Systems, Inc.	1.7
PJT Partners, Inc.	1.7
Merit Medical Systems, Inc.	1.6
Kratos Defense & Security Solutions, Inc.	1.6
Agilysys, Inc.	1.6
Construction Partners, Inc.	1.6
Sterling Infrastructure, Inc.	1.6

Top Sectors

Value	Value
Communication Services	0.9
Materials	1.0
Consumer Staples	3.4
Energy	5.0
Financials	9.3
Consumer Discretionary	11.6
Information Technology	21.0
Industrials	22.3
Health Care	22.9

Top Countries

Value	Value
Costa Rica	0.1
Canada	0.7
Bahamas	0.7
Israel	1.0
Puerto Rico	1.1
United Kingdom	1.9
United States	91.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Aggregate Bond Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$28	0.28%

Management Discussion of Portfolio Performance

The U.S. Fixed Income market was volatile as investors tried to anticipate the end of the Federal Reserve’s (“the Fed”) monetary tightening policy. Strong consumer spending, elevated housing and energy costs, coupled with relatively strong wage growth kept inflation stubbornly high for much of 2024. GDP accelerated throughout the year, driving 2024 annual GDP to 2.7% as the labor market and consumer spending weakened slightly, but remained resilient. The U.S. inflation rate increased to 2.7% by year-end as elevated housing and energy prices kept current inflation above the Fed’s long-term goal of 2.0%. The Fed cut rates by 25bps at both the November and December meetings to bring the target range to 4.25% - 4.50% by year-end. The Committee stated that the risks to achieving its employment and inflation goals are roughly in balance. U.S. Treasury rates decreased the first nine months of the year as the market anticipated the Fed to cut interest rates. At the end of Q3, the 2-year rate decreased 60 basis points while the 10-year rate decreased 6 basis points. Once the Fed began easing rates in September, the market began discounting future rate hikes and rates increased into year-end. By the end of 2024, Treasury rates reversed course and widened. The 2-year rate was unchanged on the year at 4.25%. The 10-year rate ended the year 72 bps wider at 4.58% and the 30-year also widened 77 bps to 4.78%. The Treasury curve normalized as the difference between 2-year and 10-year widened 72 bps to positive 0.33%.

Top Contributors:

•The best performing sectors were Asset-Backed Securities ("ABS") and Commercial Mortgage-Backed Securities ("CMBS"). Both sectors benefited from a decrease in risk premium, but the ABS sector also outperformed due to its shorter duration.

•Performance was also aided by a decrease in option adjusted spreads. Spreads tightened the most in CMBS but also tightened in the ABS, Corporate and Mortgage-Backed Securities

Top Detractors:

•Treasury was the worst performing sector as rates increased near the end of the year.

•Option adjusted spreads widened specifically in the Government-Related sector.

Portfolio Performance

	Class A $11,143	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,025	$10,055
12/2016	$10,261	$10,321
12/2017	$10,595	$10,687
12/2018	$10,577	$10,688
12/2019	$11,490	$11,620
12/2020	$12,319	$12,492
12/2021	$12,081	$12,299
12/2022	$10,500	$10,699
12/2023	$11,045	$11,291
12/2024	$11,143	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Aggregate Bond Index Portfolio - Class A	0.89%	(0.61%)	1.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$3,731,777,502
# of Portfolio Investments	1,619
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$5,060,228

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	35.1
Federal National Mortgage Association	11.2
U.S. Treasury Bonds	8.8
Federal Home Loan Mortgage Corp.	8.2
Government National Mortgage Association	5.9
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	0.7
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Citigroup, Inc.	0.5
Goldman Sachs Group, Inc.	0.5

Asset Allocation

Value	Value
Short-Term Investments	0.4
Municipals	0.4
Asset-Backed Securities	0.4
Mortgage-Backed Securities	0.8
Foreign Government	1.5
Corporate Bonds & Notes	25.5
U.S. Treasury & Government Agencies	70.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Aggregate Bond Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$53	0.53%

Management Discussion of Portfolio Performance

The U.S. Fixed Income market was volatile as investors tried to anticipate the end of the Federal Reserve’s (“the Fed”) monetary tightening policy. Strong consumer spending, elevated housing and energy costs, coupled with relatively strong wage growth kept inflation stubbornly high for much of 2024. GDP accelerated throughout the year, driving 2024 annual GDP to 2.7% as the labor market and consumer spending weakened slightly, but remained resilient. The U.S. inflation rate increased to 2.7% by year-end as elevated housing and energy prices kept current inflation above the Fed’s long-term goal of 2.0%. The Fed cut rates by 25bps at both the November and December meetings to bring the target range to 4.25% - 4.50% by year-end. The Committee stated that the risks to achieving its employment and inflation goals are roughly in balance. U.S. Treasury rates decreased the first nine months of the year as the market anticipated the Fed to cut interest rates. At the end of Q3, the 2-year rate decreased 60 basis points while the 10-year rate decreased 6 basis points. Once the Fed began easing rates in September, the market began discounting future rate hikes and rates increased into year-end. By the end of 2024, Treasury rates reversed course and widened. The 2-year rate was unchanged on the year at 4.25%. The 10-year rate ended the year 72 bps wider at 4.58% and the 30-year also widened 77 bps to 4.78%. The Treasury curve normalized as the difference between 2-year and 10-year widened 72 bps to positive 0.33%.

Top Contributors:

•The best performing sectors were Asset-Backed Securities ("ABS") and Commercial Mortgage-Backed Securities ("CMBS"). Both sectors benefited from a decrease in risk premium, but the ABS sector also outperformed due to its shorter duration.

•Performance was also aided by a decrease in option adjusted spreads. Spreads tightened the most in CMBS but also tightened in the ABS, Corporate and Mortgage-Backed Securities

Top Detractors:

•Treasury was the worst performing sector as rates increased near the end of the year.

•Option adjusted spreads widened specifically in the Government-Related sector.

Portfolio Performance

	Class B $10,885	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,009	$10,055
12/2016	$10,223	$10,321
12/2017	$10,526	$10,687
12/2018	$10,479	$10,688
12/2019	$11,352	$11,620
12/2020	$12,148	$12,492
12/2021	$11,879	$12,299
12/2022	$10,297	$10,699
12/2023	$10,815	$11,291
12/2024	$10,885	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Aggregate Bond Index Portfolio - Class B	0.64%	(0.84%)	0.85%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$3,731,777,502
# of Portfolio Investments	1,619
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$5,060,228

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	35.1
Federal National Mortgage Association	11.2
U.S. Treasury Bonds	8.8
Federal Home Loan Mortgage Corp.	8.2
Government National Mortgage Association	5.9
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	0.7
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Citigroup, Inc.	0.5
Goldman Sachs Group, Inc.	0.5

Asset Allocation

Value	Value
Short-Term Investments	0.4
Municipals	0.4
Asset-Backed Securities	0.4
Mortgage-Backed Securities	0.8
Foreign Government	1.5
Corporate Bonds & Notes	25.5
U.S. Treasury & Government Agencies	70.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Aggregate Bond Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$43	0.43%

Management Discussion of Portfolio Performance

The U.S. Fixed Income market was volatile as investors tried to anticipate the end of the Federal Reserve’s (“the Fed”) monetary tightening policy. Strong consumer spending, elevated housing and energy costs, coupled with relatively strong wage growth kept inflation stubbornly high for much of 2024. GDP accelerated throughout the year, driving 2024 annual GDP to 2.7% as the labor market and consumer spending weakened slightly, but remained resilient. The U.S. inflation rate increased to 2.7% by year-end as elevated housing and energy prices kept current inflation above the Fed’s long-term goal of 2.0%. The Fed cut rates by 25bps at both the November and December meetings to bring the target range to 4.25% - 4.50% by year-end. The Committee stated that the risks to achieving its employment and inflation goals are roughly in balance. U.S. Treasury rates decreased the first nine months of the year as the market anticipated the Fed to cut interest rates. At the end of Q3, the 2-year rate decreased 60 basis points while the 10-year rate decreased 6 basis points. Once the Fed began easing rates in September, the market began discounting future rate hikes and rates increased into year-end. By the end of 2024, Treasury rates reversed course and widened. The 2-year rate was unchanged on the year at 4.25%. The 10-year rate ended the year 72 bps wider at 4.58% and the 30-year also widened 77 bps to 4.78%. The Treasury curve normalized as the difference between 2-year and 10-year widened 72 bps to positive 0.33%.

Top Contributors:

•The best performing sectors were Asset-Backed Securities ("ABS") and Commercial Mortgage-Backed Securities ("CMBS"). Both sectors benefited from a decrease in risk premium, but the ABS sector also outperformed due to its shorter duration.

•Performance was also aided by a decrease in option adjusted spreads. Spreads tightened the most in CMBS but also tightened in the ABS, Corporate and Mortgage-Backed Securities

Top Detractors:

•Treasury was the worst performing sector as rates increased near the end of the year.

•Option adjusted spreads widened specifically in the Government-Related sector.

Portfolio Performance

	Class E $10,982	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$10,019	$10,055
12/2016	$10,238	$10,321
12/2017	$10,557	$10,687
12/2018	$10,522	$10,688
12/2019	$11,407	$11,620
12/2020	$12,217	$12,492
12/2021	$11,962	$12,299
12/2022	$10,377	$10,699
12/2023	$10,901	$11,291
12/2024	$10,982	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Aggregate Bond Index Portfolio - Class E	0.74%	(0.76%)	0.94%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$3,731,777,502
# of Portfolio Investments	1,619
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$5,060,228

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	35.1
Federal National Mortgage Association	11.2
U.S. Treasury Bonds	8.8
Federal Home Loan Mortgage Corp.	8.2
Government National Mortgage Association	5.9
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	0.7
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Citigroup, Inc.	0.5
Goldman Sachs Group, Inc.	0.5

Asset Allocation

Value	Value
Short-Term Investments	0.4
Municipals	0.4
Asset-Backed Securities	0.4
Mortgage-Backed Securities	0.8
Foreign Government	1.5
Corporate Bonds & Notes	25.5
U.S. Treasury & Government Agencies	70.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Aggregate Bond Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$58	0.58%

Management Discussion of Portfolio Performance

The U.S. Fixed Income market was volatile as investors tried to anticipate the end of the Federal Reserve’s (“the Fed”) monetary tightening policy. Strong consumer spending, elevated housing and energy costs, coupled with relatively strong wage growth kept inflation stubbornly high for much of 2024. GDP accelerated throughout the year, driving 2024 annual GDP to 2.7% as the labor market and consumer spending weakened slightly, but remained resilient. The U.S. inflation rate increased to 2.7% by year-end as elevated housing and energy prices kept current inflation above the Fed’s long-term goal of 2.0%. The Fed cut rates by 25bps at both the November and December meetings to bring the target range to 4.25% - 4.50% by year-end. The Committee stated that the risks to achieving its employment and inflation goals are roughly in balance. U.S. Treasury rates decreased the first nine months of the year as the market anticipated the Fed to cut interest rates. At the end of Q3, the 2-year rate decreased 60 basis points while the 10-year rate decreased 6 basis points. Once the Fed began easing rates in September, the market began discounting future rate hikes and rates increased into year-end. By the end of 2024, Treasury rates reversed course and widened. The 2-year rate was unchanged on the year at 4.25%. The 10-year rate ended the year 72 bps wider at 4.58% and the 30-year also widened 77 bps to 4.78%. The Treasury curve normalized as the difference between 2-year and 10-year widened 72 bps to positive 0.33%.

Top Contributors:

•The best performing sectors were Asset-Backed Securities ("ABS") and Commercial Mortgage-Backed Securities ("CMBS"). Both sectors benefited from a decrease in risk premium, but the ABS sector also outperformed due to its shorter duration.

•Performance was also aided by a decrease in option adjusted spreads. Spreads tightened the most in CMBS but also tightened in the ABS, Corporate and Mortgage-Backed Securities

Top Detractors:

•Treasury was the worst performing sector as rates increased near the end of the year.

•Option adjusted spreads widened specifically in the Government-Related sector.

Portfolio Performance

	Class G $10,821	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$9,994	$10,055
12/2016	$10,203	$10,321
12/2017	$10,503	$10,687
12/2018	$10,451	$10,688
12/2019	$11,323	$11,620
12/2020	$12,103	$12,492
12/2021	$11,829	$12,299
12/2022	$10,252	$10,699
12/2023	$10,755	$11,291
12/2024	$10,821	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Aggregate Bond Index Portfolio - Class G	0.61%	(0.90%)	0.79%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$3,731,777,502
# of Portfolio Investments	1,619
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$5,060,228

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	35.1
Federal National Mortgage Association	11.2
U.S. Treasury Bonds	8.8
Federal Home Loan Mortgage Corp.	8.2
Government National Mortgage Association	5.9
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	0.7
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Citigroup, Inc.	0.5
Goldman Sachs Group, Inc.	0.5

Asset Allocation

Value	Value
Short-Term Investments	0.4
Municipals	0.4
Asset-Backed Securities	0.4
Mortgage-Backed Securities	0.8
Foreign Government	1.5
Corporate Bonds & Notes	25.5
U.S. Treasury & Government Agencies	70.4

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$32	0.30%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the S&P Midcap 400 Index were Utilities, Financials, and Information Technology.

•The stocks with the largest positive impact on the S&P Midcap 400 Index return for the year were Super Micro Computer, Texas Pacific Land, and Vistra.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P Midcap 400 Index was Materials.

•The stocks with the largest negative impact to the S&P Midcap 400 Index return for the year were Flagstar Financial, Cleveland-Cliffs, and Five Below.

Portfolio Performance

	Class A $24,577	Russell 3000 Index $32,604	S&P MidCap 400 Index $25,196
12/2014	$10,000	$10,000	$10,000
12/2015	$9,765	$10,048	$9,782
12/2016	$11,760	$11,327	$11,811
12/2017	$13,636	$13,721	$13,730
12/2018	$12,094	$13,002	$12,208
12/2019	$15,232	$17,035	$15,407
12/2020	$17,273	$20,593	$17,511
12/2021	$21,487	$25,877	$21,847
12/2022	$18,638	$20,907	$18,993
12/2023	$21,636	$26,334	$22,115
12/2024	$24,577	$32,604	$25,196

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Mid Cap Stock Index Portfolio - Class A	13.59%	10.04%	9.41%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P MidCap 400 Index	13.93%	10.34%	9.68%

Key Fund Statistics

Total Net Assets	$1,252,526,713
# of Portfolio Investments	434
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$2,649,898

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

SPDR S&P MidCap 400 ETF Trust	2.9
Williams-Sonoma, Inc.	0.8
Illumina, Inc.	0.7
Expand Energy Corp.	0.7
EMCOR Group, Inc.	0.7
Interactive Brokers Group, Inc.	0.6
Pure Storage, Inc.	0.6
DocuSign, Inc.	0.6
Burlington Stores, Inc.	0.6
Carlisle Cos., Inc.	0.5

Top 10 Sectors

Value	Value
Utilities	2.5
Consumer Staples	4.3
Energy	4.4
Materials	6.1
Real Estate	6.6
Health Care	8.9
Information Technology	10.1
Consumer Discretionary	13.6
Financials	20.2
Industrials	20.4

Top Countries

Value	Value
Japan	0.1
Argentina	0.2
Sweden	0.2
Thailand	0.3
Bermuda	0.4
Canada	0.5
United States	96.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$59	0.55%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the S&P Midcap 400 Index were Utilities, Financials, and Information Technology.

•The stocks with the largest positive impact on the S&P Midcap 400 Index return for the year were Super Micro Computer, Texas Pacific Land, and Vistra.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P Midcap 400 Index was Materials.

•The stocks with the largest negative impact to the S&P Midcap 400 Index return for the year were Flagstar Financial, Cleveland-Cliffs, and Five Below.

Portfolio Performance

	Class B $23,972	Russell 3000 Index $32,604	S&P MidCap 400 Index $25,196
12/2014	$10,000	$10,000	$10,000
12/2015	$9,738	$10,048	$9,782
12/2016	$11,699	$11,327	$11,811
12/2017	$13,527	$13,721	$13,730
12/2018	$11,970	$13,002	$12,208
12/2019	$15,031	$17,035	$15,407
12/2020	$17,008	$20,593	$17,511
12/2021	$21,101	$25,877	$21,847
12/2022	$18,266	$20,907	$18,993
12/2023	$21,146	$26,334	$22,115
12/2024	$23,972	$32,604	$25,196

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Mid Cap Stock Index Portfolio - Class B	13.37%	9.79%	9.14%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P MidCap 400 Index	13.93%	10.34%	9.68%

Key Fund Statistics

Total Net Assets	$1,252,526,713
# of Portfolio Investments	434
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$2,649,898

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

SPDR S&P MidCap 400 ETF Trust	2.9
Williams-Sonoma, Inc.	0.8
Illumina, Inc.	0.7
Expand Energy Corp.	0.7
EMCOR Group, Inc.	0.7
Interactive Brokers Group, Inc.	0.6
Pure Storage, Inc.	0.6
DocuSign, Inc.	0.6
Burlington Stores, Inc.	0.6
Carlisle Cos., Inc.	0.5

Top 10 Sectors

Value	Value
Utilities	2.5
Consumer Staples	4.3
Energy	4.4
Materials	6.1
Real Estate	6.6
Health Care	8.9
Information Technology	10.1
Consumer Discretionary	13.6
Financials	20.2
Industrials	20.4

Top Countries

Value	Value
Japan	0.1
Argentina	0.2
Sweden	0.2
Thailand	0.3
Bermuda	0.4
Canada	0.5
United States	96.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$48	0.45%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the S&P Midcap 400 Index were Utilities, Financials, and Information Technology.

•The stocks with the largest positive impact on the S&P Midcap 400 Index return for the year were Super Micro Computer, Texas Pacific Land, and Vistra.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P Midcap 400 Index was Materials.

•The stocks with the largest negative impact to the S&P Midcap 400 Index return for the year were Flagstar Financial, Cleveland-Cliffs, and Five Below.

Portfolio Performance

	Class E $24,198	Russell 3000 Index $32,604	S&P MidCap 400 Index $25,196
12/2014	$10,000	$10,000	$10,000
12/2015	$9,742	$10,048	$9,782
12/2016	$11,716	$11,327	$11,811
12/2017	$13,567	$13,721	$13,730
12/2018	$12,014	$13,002	$12,208
12/2019	$15,111	$17,035	$15,407
12/2020	$17,108	$20,593	$17,511
12/2021	$21,254	$25,877	$21,847
12/2022	$18,405	$20,907	$18,993
12/2023	$21,333	$26,334	$22,115
12/2024	$24,198	$32,604	$25,196

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Mid Cap Stock Index Portfolio - Class E	13.43%	9.87%	9.24%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P MidCap 400 Index	13.93%	10.34%	9.68%

Key Fund Statistics

Total Net Assets	$1,252,526,713
# of Portfolio Investments	434
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$2,649,898

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

SPDR S&P MidCap 400 ETF Trust	2.9
Williams-Sonoma, Inc.	0.8
Illumina, Inc.	0.7
Expand Energy Corp.	0.7
EMCOR Group, Inc.	0.7
Interactive Brokers Group, Inc.	0.6
Pure Storage, Inc.	0.6
DocuSign, Inc.	0.6
Burlington Stores, Inc.	0.6
Carlisle Cos., Inc.	0.5

Top 10 Sectors

Value	Value
Utilities	2.5
Consumer Staples	4.3
Energy	4.4
Materials	6.1
Real Estate	6.6
Health Care	8.9
Information Technology	10.1
Consumer Discretionary	13.6
Financials	20.2
Industrials	20.4

Top Countries

Value	Value
Japan	0.1
Argentina	0.2
Sweden	0.2
Thailand	0.3
Bermuda	0.4
Canada	0.5
United States	96.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$64	0.60%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the S&P Midcap 400 Index were Utilities, Financials, and Information Technology.

•The stocks with the largest positive impact on the S&P Midcap 400 Index return for the year were Super Micro Computer, Texas Pacific Land, and Vistra.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P Midcap 400 Index was Materials.

•The stocks with the largest negative impact to the S&P Midcap 400 Index return for the year were Flagstar Financial, Cleveland-Cliffs, and Five Below.

Portfolio Performance

	Class G $23,852	Russell 3000 Index $32,604	S&P MidCap 400 Index $25,196
12/2014	$10,000	$10,000	$10,000
12/2015	$9,732	$10,048	$9,782
12/2016	$11,687	$11,327	$11,811
12/2017	$13,510	$13,721	$13,730
12/2018	$11,948	$13,002	$12,208
12/2019	$14,999	$17,035	$15,407
12/2020	$16,959	$20,593	$17,511
12/2021	$21,031	$25,877	$21,847
12/2022	$18,191	$20,907	$18,993
12/2023	$21,057	$26,334	$22,115
12/2024	$23,852	$32,604	$25,196

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Mid Cap Stock Index Portfolio - Class G	13.28%	9.72%	9.08%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P MidCap 400 Index	13.93%	10.34%	9.68%

Key Fund Statistics

Total Net Assets	$1,252,526,713
# of Portfolio Investments	434
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$2,649,898

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

SPDR S&P MidCap 400 ETF Trust	2.9
Williams-Sonoma, Inc.	0.8
Illumina, Inc.	0.7
Expand Energy Corp.	0.7
EMCOR Group, Inc.	0.7
Interactive Brokers Group, Inc.	0.6
Pure Storage, Inc.	0.6
DocuSign, Inc.	0.6
Burlington Stores, Inc.	0.6
Carlisle Cos., Inc.	0.5

Top 10 Sectors

Value	Value
Utilities	2.5
Consumer Staples	4.3
Energy	4.4
Materials	6.1
Real Estate	6.6
Health Care	8.9
Information Technology	10.1
Consumer Discretionary	13.6
Financials	20.2
Industrials	20.4

Top Countries

Value	Value
Japan	0.1
Argentina	0.2
Sweden	0.2
Thailand	0.3
Bermuda	0.4
Canada	0.5
United States	96.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife MSCI EAFE® Index Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife MSCI EAFE® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$38	0.37%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.46%.

Top Contributors:

•The best-performing countries in the MSCI EAFE Index for the year were Israel, Singapore, and Austria.

•The stocks with the largest positive impact on the MSCI EAFE Index return for the year were Hitachi (Japan), SAP (Germany), and HSBC Holdings (United Kingdom).

Top Detractors:

•The worst-performing countries in the MSCI EAFE Index for the year were Portugal, Denmark, and Finland.

•The stocks with the largest negative impact on the MSCI EAFE Index return for the year were Nestle (Switzerland), BHP Group (Australia), and Novo Nordisk (Denmark).

Portfolio Performance

	Class A $16,353	MSCI EAFE Index $16,598
12/2014	$10,000	$10,000
12/2015	$9,891	$9,919
12/2016	$10,023	$10,018
12/2017	$12,519	$12,526
12/2018	$10,778	$10,798
12/2019	$13,142	$13,176
12/2020	$14,173	$14,205
12/2021	$15,693	$15,805
12/2022	$13,421	$13,521
12/2023	$15,828	$15,987
12/2024	$16,353	$16,598

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife MSCI EAFE® Index Portfolio - Class A	3.32%	4.47%	5.04%
MSCI EAFE Index	3.82%	4.73%	5.20%

Key Fund Statistics

Total Net Assets	$1,426,432,414
# of Portfolio Investments	742
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$2,977,712

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares MSCI EAFE ETF	3.0
ASML Holding NV	1.7
Novo Nordisk AS	1.6
SAP SE	1.5
Nestle SA	1.3
Roche Holding AG	1.2
Toyota Motor Corp.	1.2
AstraZeneca PLC	1.2
Shell PLC	1.1
Novartis AG	1.1

Top 10 Sectors

Value	Value
Utilities	3.1
Energy	3.4
Communication Services	4.6
Materials	5.8
Consumer Staples	7.9
Information Technology	8.3
Consumer Discretionary	10.6
Health Care	11.8
Industrials	16.8
Financials	23.8

Top 10 Countries

Value	Value
Denmark	2.7
Sweden	3.0
Netherlands	4.0
Switzerland	5.9
Australia	7.0
Germany	8.7
France	8.8
United Kingdom	10.7
United States	11.7
Japan	21.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife MSCI EAFE® Index Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife MSCI EAFE® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$63	0.62%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.46%.

Top Contributors:

•The best-performing countries in the MSCI EAFE Index for the year were Israel, Singapore, and Austria.

•The stocks with the largest positive impact on the MSCI EAFE Index return for the year were Hitachi (Japan), SAP (Germany), and HSBC Holdings (United Kingdom).

Top Detractors:

•The worst-performing countries in the MSCI EAFE Index for the year were Portugal, Denmark, and Finland.

•The stocks with the largest negative impact on the MSCI EAFE Index return for the year were Nestle (Switzerland), BHP Group (Australia), and Novo Nordisk (Denmark).

Portfolio Performance

	Class B $15,949	MSCI EAFE Index $16,598
12/2014	$10,000	$10,000
12/2015	$9,872	$9,919
12/2016	$9,971	$10,018
12/2017	$12,424	$12,526
12/2018	$10,675	$10,798
12/2019	$12,975	$13,176
12/2020	$13,958	$14,205
12/2021	$15,421	$15,805
12/2022	$13,163	$13,521
12/2023	$15,484	$15,987
12/2024	$15,949	$16,598

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife MSCI EAFE® Index Portfolio - Class B	3.00%	4.21%	4.78%
MSCI EAFE Index	3.82%	4.73%	5.20%

Key Fund Statistics

Total Net Assets	$1,426,432,414
# of Portfolio Investments	742
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$2,977,712

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares MSCI EAFE ETF	3.0
ASML Holding NV	1.7
Novo Nordisk AS	1.6
SAP SE	1.5
Nestle SA	1.3
Roche Holding AG	1.2
Toyota Motor Corp.	1.2
AstraZeneca PLC	1.2
Shell PLC	1.1
Novartis AG	1.1

Top 10 Sectors

Value	Value
Utilities	3.1
Energy	3.4
Communication Services	4.6
Materials	5.8
Consumer Staples	7.9
Information Technology	8.3
Consumer Discretionary	10.6
Health Care	11.8
Industrials	16.8
Financials	23.8

Top 10 Countries

Value	Value
Denmark	2.7
Sweden	3.0
Netherlands	4.0
Switzerland	5.9
Australia	7.0
Germany	8.7
France	8.8
United Kingdom	10.7
United States	11.7
Japan	21.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife MSCI EAFE® Index Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife MSCI EAFE® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$53	0.52%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.46%.

Top Contributors:

•The best-performing countries in the MSCI EAFE Index for the year were Israel, Singapore, and Austria.

•The stocks with the largest positive impact on the MSCI EAFE Index return for the year were Hitachi (Japan), SAP (Germany), and HSBC Holdings (United Kingdom).

Top Detractors:

•The worst-performing countries in the MSCI EAFE Index for the year were Portugal, Denmark, and Finland.

•The stocks with the largest negative impact on the MSCI EAFE Index return for the year were Nestle (Switzerland), BHP Group (Australia), and Novo Nordisk (Denmark).

Portfolio Performance

	Class E $16,115	MSCI EAFE Index $16,598
12/2014	$10,000	$10,000
12/2015	$9,882	$9,919
12/2016	$9,989	$10,018
12/2017	$12,464	$12,526
12/2018	$10,712	$10,798
12/2019	$13,044	$13,176
12/2020	$14,050	$14,205
12/2021	$15,531	$15,805
12/2022	$13,263	$13,521
12/2023	$15,619	$15,987
12/2024	$16,115	$16,598

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife MSCI EAFE® Index Portfolio - Class E	3.18%	4.32%	4.89%
MSCI EAFE Index	3.82%	4.73%	5.20%

Key Fund Statistics

Total Net Assets	$1,426,432,414
# of Portfolio Investments	742
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$2,977,712

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares MSCI EAFE ETF	3.0
ASML Holding NV	1.7
Novo Nordisk AS	1.6
SAP SE	1.5
Nestle SA	1.3
Roche Holding AG	1.2
Toyota Motor Corp.	1.2
AstraZeneca PLC	1.2
Shell PLC	1.1
Novartis AG	1.1

Top 10 Sectors

Value	Value
Utilities	3.1
Energy	3.4
Communication Services	4.6
Materials	5.8
Consumer Staples	7.9
Information Technology	8.3
Consumer Discretionary	10.6
Health Care	11.8
Industrials	16.8
Financials	23.8

Top 10 Countries

Value	Value
Denmark	2.7
Sweden	3.0
Netherlands	4.0
Switzerland	5.9
Australia	7.0
Germany	8.7
France	8.8
United Kingdom	10.7
United States	11.7
Japan	21.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife MSCI EAFE® Index Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife MSCI EAFE® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$68	0.67%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.46%.

Top Contributors:

•The best-performing countries in the MSCI EAFE Index for the year were Israel, Singapore, and Austria.

•The stocks with the largest positive impact on the MSCI EAFE Index return for the year were Hitachi (Japan), SAP (Germany), and HSBC Holdings (United Kingdom).

Top Detractors:

•The worst-performing countries in the MSCI EAFE Index for the year were Portugal, Denmark, and Finland.

•The stocks with the largest negative impact on the MSCI EAFE Index return for the year were Nestle (Switzerland), BHP Group (Australia), and Novo Nordisk (Denmark).

Portfolio Performance

	Class G $15,875	MSCI EAFE Index $16,598
12/2014	$10,000	$10,000
12/2015	$9,869	$9,919
12/2016	$9,965	$10,018
12/2017	$12,410	$12,526
12/2018	$10,658	$10,798
12/2019	$12,957	$13,176
12/2020	$13,931	$14,205
12/2021	$15,373	$15,805
12/2022	$13,119	$13,521
12/2023	$15,425	$15,987
12/2024	$15,875	$16,598

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife MSCI EAFE® Index Portfolio - Class G	2.92%	4.15%	4.73%
MSCI EAFE Index	3.82%	4.73%	5.20%

Key Fund Statistics

Total Net Assets	$1,426,432,414
# of Portfolio Investments	742
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$2,977,712

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares MSCI EAFE ETF	3.0
ASML Holding NV	1.7
Novo Nordisk AS	1.6
SAP SE	1.5
Nestle SA	1.3
Roche Holding AG	1.2
Toyota Motor Corp.	1.2
AstraZeneca PLC	1.2
Shell PLC	1.1
Novartis AG	1.1

Top 10 Sectors

Value	Value
Utilities	3.1
Energy	3.4
Communication Services	4.6
Materials	5.8
Consumer Staples	7.9
Information Technology	8.3
Consumer Discretionary	10.6
Health Care	11.8
Industrials	16.8
Financials	23.8

Top 10 Countries

Value	Value
Denmark	2.7
Sweden	3.0
Netherlands	4.0
Switzerland	5.9
Australia	7.0
Germany	8.7
France	8.8
United Kingdom	10.7
United States	11.7
Japan	21.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Russell 2000® Index Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Russell 2000® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$33	0.31%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the Russell 2000 Index were Telecommunications, Technology, and Consumer Staples.

•The stocks with the largest positive impact on the Russell 2000 Index return for the year were FTAI Aviation, Super Micro Computer, and Sprouts Farmers Market.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the Russell 2000 Index was Energy.

•The stocks with the largest negative impact to the Russell 2000 Index return for the year were StoneCo, Atkore, and Cytokinetics.

Portfolio Performance

	Class A $21,150	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,573	$10,048	$9,559
12/2016	$11,610	$11,327	$11,595
12/2017	$13,313	$13,721	$13,294
12/2018	$11,853	$13,002	$11,830
12/2019	$14,890	$17,035	$14,849
12/2020	$17,811	$20,593	$17,813
12/2021	$20,397	$25,877	$20,453
12/2022	$16,271	$20,907	$16,273
12/2023	$19,005	$26,334	$19,028
12/2024	$21,150	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Russell 2000® Index Portfolio - Class A	11.29%	7.27%	7.78%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$988,419,969
# of Portfolio Investments	1,815
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$2,182,244

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares Russell 2000 ETF	1.7
FTAI Aviation Ltd.	0.5
Sprouts Farmers Market, Inc.	0.5
Insmed, Inc.	0.4
Vaxcyte, Inc.	0.4
Credo Technology Group Holding Ltd.	0.3
Applied Industrial Technologies, Inc.	0.3
Rocket Lab USA, Inc.	0.3
Mueller Industries, Inc.	0.3
IonQ, Inc.	0.3

Top 10 Sectors

Value	Value
Utilities	2.6
Consumer Staples	2.7
Materials	4.1
Energy	4.9
Real Estate	5.8
Consumer Discretionary	9.4
Information Technology	13.3
Health Care	15.6
Industrials	17.1
Financials	18.0

Top 10 Countries

Value	Value
Bermuda	0.1
Singapore	0.1
Brazil	0.1
Cameroon	0.2
Norway	0.2
Argentina	0.2
Puerto Rico	0.3
Thailand	0.3
Canada	0.5
United States	95.0

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Russell 2000® Index Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Russell 2000® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$59	0.56%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the Russell 2000 Index were Telecommunications, Technology, and Consumer Staples.

•The stocks with the largest positive impact on the Russell 2000 Index return for the year were FTAI Aviation, Super Micro Computer, and Sprouts Farmers Market.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the Russell 2000 Index was Energy.

•The stocks with the largest negative impact to the Russell 2000 Index return for the year were StoneCo, Atkore, and Cytokinetics.

Portfolio Performance

	Class B $20,631	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,551	$10,048	$9,559
12/2016	$11,553	$11,327	$11,595
12/2017	$13,215	$13,721	$13,294
12/2018	$11,738	$13,002	$11,830
12/2019	$14,708	$17,035	$14,849
12/2020	$17,554	$20,593	$17,813
12/2021	$20,051	$25,877	$20,453
12/2022	$15,953	$20,907	$16,273
12/2023	$18,587	$26,334	$19,028
12/2024	$20,631	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Russell 2000® Index Portfolio - Class B	11.00%	7.00%	7.51%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$988,419,969
# of Portfolio Investments	1,815
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$2,182,244

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares Russell 2000 ETF	1.7
FTAI Aviation Ltd.	0.5
Sprouts Farmers Market, Inc.	0.5
Insmed, Inc.	0.4
Vaxcyte, Inc.	0.4
Credo Technology Group Holding Ltd.	0.3
Applied Industrial Technologies, Inc.	0.3
Rocket Lab USA, Inc.	0.3
Mueller Industries, Inc.	0.3
IonQ, Inc.	0.3

Top 10 Sectors

Value	Value
Utilities	2.6
Consumer Staples	2.7
Materials	4.1
Energy	4.9
Real Estate	5.8
Consumer Discretionary	9.4
Information Technology	13.3
Health Care	15.6
Industrials	17.1
Financials	18.0

Top 10 Countries

Value	Value
Bermuda	0.1
Singapore	0.1
Brazil	0.1
Cameroon	0.2
Norway	0.2
Argentina	0.2
Puerto Rico	0.3
Thailand	0.3
Canada	0.5
United States	95.0

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Russell 2000® Index Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Russell 2000® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$49	0.46%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the Russell 2000 Index were Telecommunications, Technology, and Consumer Staples.

•The stocks with the largest positive impact on the Russell 2000 Index return for the year were FTAI Aviation, Super Micro Computer, and Sprouts Farmers Market.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the Russell 2000 Index was Energy.

•The stocks with the largest negative impact to the Russell 2000 Index return for the year were StoneCo, Atkore, and Cytokinetics.

Portfolio Performance

	Class E $20,825	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,561	$10,048	$9,559
12/2016	$11,577	$11,327	$11,595
12/2017	$13,255	$13,721	$13,294
12/2018	$11,787	$13,002	$11,830
12/2019	$14,781	$17,035	$14,849
12/2020	$17,655	$20,593	$17,813
12/2021	$20,182	$25,877	$20,453
12/2022	$16,079	$20,907	$16,273
12/2023	$18,756	$26,334	$19,028
12/2024	$20,825	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Russell 2000® Index Portfolio - Class E	11.03%	7.10%	7.61%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$988,419,969
# of Portfolio Investments	1,815
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$2,182,244

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares Russell 2000 ETF	1.7
FTAI Aviation Ltd.	0.5
Sprouts Farmers Market, Inc.	0.5
Insmed, Inc.	0.4
Vaxcyte, Inc.	0.4
Credo Technology Group Holding Ltd.	0.3
Applied Industrial Technologies, Inc.	0.3
Rocket Lab USA, Inc.	0.3
Mueller Industries, Inc.	0.3
IonQ, Inc.	0.3

Top 10 Sectors

Value	Value
Utilities	2.6
Consumer Staples	2.7
Materials	4.1
Energy	4.9
Real Estate	5.8
Consumer Discretionary	9.4
Information Technology	13.3
Health Care	15.6
Industrials	17.1
Financials	18.0

Top 10 Countries

Value	Value
Bermuda	0.1
Singapore	0.1
Brazil	0.1
Cameroon	0.2
Norway	0.2
Argentina	0.2
Puerto Rico	0.3
Thailand	0.3
Canada	0.5
United States	95.0

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Russell 2000® Index Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Russell 2000® Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$64	0.61%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence will transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Top Contributors:

•The best-performing sectors in the Russell 2000 Index were Telecommunications, Technology, and Consumer Staples.

•The stocks with the largest positive impact on the Russell 2000 Index return for the year were FTAI Aviation, Super Micro Computer, and Sprouts Farmers Market.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the Russell 2000 Index was Energy.

•The stocks with the largest negative impact to the Russell 2000 Index return for the year were StoneCo, Atkore, and Cytokinetics.

Portfolio Performance

	Class G $20,517	Russell 3000 Index $32,604	Russell 2000 Index $21,223
12/2014	$10,000	$10,000	$10,000
12/2015	$9,546	$10,048	$9,559
12/2016	$11,544	$11,327	$11,595
12/2017	$13,195	$13,721	$13,294
12/2018	$11,716	$13,002	$11,830
12/2019	$14,669	$17,035	$14,849
12/2020	$17,494	$20,593	$17,813
12/2021	$19,977	$25,877	$20,453
12/2022	$15,889	$20,907	$16,273
12/2023	$18,505	$26,334	$19,028
12/2024	$20,517	$32,604	$21,223

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Russell 2000® Index Portfolio - Class G	10.87%	6.94%	7.45%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

Key Fund Statistics

Total Net Assets	$988,419,969
# of Portfolio Investments	1,815
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$2,182,244

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

iShares Russell 2000 ETF	1.7
FTAI Aviation Ltd.	0.5
Sprouts Farmers Market, Inc.	0.5
Insmed, Inc.	0.4
Vaxcyte, Inc.	0.4
Credo Technology Group Holding Ltd.	0.3
Applied Industrial Technologies, Inc.	0.3
Rocket Lab USA, Inc.	0.3
Mueller Industries, Inc.	0.3
IonQ, Inc.	0.3

Top 10 Sectors

Value	Value
Utilities	2.6
Consumer Staples	2.7
Materials	4.1
Energy	4.9
Real Estate	5.8
Consumer Discretionary	9.4
Information Technology	13.3
Health Care	15.6
Industrials	17.1
Financials	18.0

Top 10 Countries

Value	Value
Bermuda	0.1
Singapore	0.1
Brazil	0.1
Cameroon	0.2
Norway	0.2
Argentina	0.2
Puerto Rico	0.3
Thailand	0.3
Canada	0.5
United States	95.0

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Stock Index Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$29	0.26%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence may transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

 Top Contributors:

•The best-performing sectors in the S&P 500 Index were Communication Services, Information Technology, and Financials.

•The stocks with the largest positive impact to the S&P 500 Index return for the year were NVIDIA, Amazon, and Apple.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P 500 Index was Materials.

•The stocks with the largest negative impact to the S&P 500 Index return for the year were Intel, Boeing, and Adobe.

Portfolio Performance

	Class A $33,408	S&P 500 Index $34,254
12/2014	$10,000	$10,000
12/2015	$10,117	$10,138
12/2016	$11,297	$11,351
12/2017	$13,731	$13,829
12/2018	$13,099	$13,223
12/2019	$17,179	$17,386
12/2020	$20,289	$20,585
12/2021	$26,042	$26,494
12/2022	$21,277	$21,696
12/2023	$26,797	$27,399
12/2024	$33,408	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Stock Index Portfolio - Class A	24.67%	14.23%	12.82%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$8,899,507,624
# of Portfolio Investments	549
Portfolio Turnover Rate	22%
Total Advisory Fees Paid	$19,054,438

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	7.4
NVIDIA Corp.	6.5
Microsoft Corp.	6.2
Amazon.com, Inc.	4.0
Alphabet, Inc.	4.0
Meta Platforms, Inc.	2.5
Tesla, Inc.	2.2
Broadcom, Inc.	2.1
Berkshire Hathaway, Inc.	1.6
SPDR S&P 500 ETF Trust	1.6

Top 10 Sectors

Value	Value
Real Estate	2.1
Utilities	2.3
Energy	3.1
Consumer Staples	5.4
Industrials	8.0
Communication Services	9.2
Health Care	9.9
Consumer Discretionary	11.0
Financials	14.9
Information Technology	31.8

Top Countries

Value	Value
Jersey, Channel Islands	0.0Footnote Reference*
Switzerland	0.1
China	0.1
Ireland	0.4
United States	98.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Stock Index Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$57	0.51%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence may transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

 Top Contributors:

•The best-performing sectors in the S&P 500 Index were Communication Services, Information Technology, and Financials.

•The stocks with the largest positive impact to the S&P 500 Index return for the year were NVIDIA, Amazon, and Apple.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P 500 Index was Materials.

•The stocks with the largest negative impact to the S&P 500 Index return for the year were Intel, Boeing, and Adobe.

Portfolio Performance

	Class B $32,582	S&P 500 Index $34,254
12/2014	$10,000	$10,000
12/2015	$10,091	$10,138
12/2016	$11,240	$11,351
12/2017	$13,626	$13,829
12/2018	$12,968	$13,223
12/2019	$16,962	$17,386
12/2020	$19,986	$20,585
12/2021	$25,590	$26,494
12/2022	$20,853	$21,696
12/2023	$26,198	$27,399
12/2024	$32,582	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Stock Index Portfolio - Class B	24.37%	13.95%	12.54%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$8,899,507,624
# of Portfolio Investments	549
Portfolio Turnover Rate	22%
Total Advisory Fees Paid	$19,054,438

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	7.4
NVIDIA Corp.	6.5
Microsoft Corp.	6.2
Amazon.com, Inc.	4.0
Alphabet, Inc.	4.0
Meta Platforms, Inc.	2.5
Tesla, Inc.	2.2
Broadcom, Inc.	2.1
Berkshire Hathaway, Inc.	1.6
SPDR S&P 500 ETF Trust	1.6

Top 10 Sectors

Value	Value
Real Estate	2.1
Utilities	2.3
Energy	3.1
Consumer Staples	5.4
Industrials	8.0
Communication Services	9.2
Health Care	9.9
Consumer Discretionary	11.0
Financials	14.9
Information Technology	31.8

Top Countries

Value	Value
Jersey, Channel Islands	0.0Footnote Reference*
Switzerland	0.1
China	0.1
Ireland	0.4
United States	98.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Stock Index Portfolio: Class D

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class D	$40	0.36%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence may transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

 Top Contributors:

•The best-performing sectors in the S&P 500 Index were Communication Services, Information Technology, and Financials.

•The stocks with the largest positive impact to the S&P 500 Index return for the year were NVIDIA, Amazon, and Apple.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P 500 Index was Materials.

•The stocks with the largest negative impact to the S&P 500 Index return for the year were Intel, Boeing, and Adobe.

Portfolio Performance

	Class D $33,073	S&P 500 Index $34,254
12/2014	$10,000	$10,000
12/2015	$10,107	$10,138
12/2016	$11,273	$11,351
12/2017	$13,686	$13,829
12/2018	$13,044	$13,223
12/2019	$17,092	$17,386
12/2020	$20,166	$20,585
12/2021	$25,858	$26,494
12/2022	$21,105	$21,696
12/2023	$26,550	$27,399
12/2024	$33,073	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Stock Index Portfolio - Class D	24.57%	14.11%	12.71%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$8,899,507,624
# of Portfolio Investments	549
Portfolio Turnover Rate	22%
Total Advisory Fees Paid	$19,054,438

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	7.4
NVIDIA Corp.	6.5
Microsoft Corp.	6.2
Amazon.com, Inc.	4.0
Alphabet, Inc.	4.0
Meta Platforms, Inc.	2.5
Tesla, Inc.	2.2
Broadcom, Inc.	2.1
Berkshire Hathaway, Inc.	1.6
SPDR S&P 500 ETF Trust	1.6

Top 10 Sectors

Value	Value
Real Estate	2.1
Utilities	2.3
Energy	3.1
Consumer Staples	5.4
Industrials	8.0
Communication Services	9.2
Health Care	9.9
Consumer Discretionary	11.0
Financials	14.9
Information Technology	31.8

Top Countries

Value	Value
Jersey, Channel Islands	0.0Footnote Reference*
Switzerland	0.1
China	0.1
Ireland	0.4
United States	98.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Stock Index Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$46	0.41%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence may transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

 Top Contributors:

•The best-performing sectors in the S&P 500 Index were Communication Services, Information Technology, and Financials.

•The stocks with the largest positive impact to the S&P 500 Index return for the year were NVIDIA, Amazon, and Apple.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P 500 Index was Materials.

•The stocks with the largest negative impact to the S&P 500 Index return for the year were Intel, Boeing, and Adobe.

Portfolio Performance

	Class E $32,911	S&P 500 Index $34,254
12/2014	$10,000	$10,000
12/2015	$10,102	$10,138
12/2016	$11,264	$11,351
12/2017	$13,668	$13,829
12/2018	$13,023	$13,223
12/2019	$17,051	$17,386
12/2020	$20,109	$20,585
12/2021	$25,773	$26,494
12/2022	$21,024	$21,696
12/2023	$26,436	$27,399
12/2024	$32,911	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Stock Index Portfolio - Class E	24.49%	14.06%	12.65%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$8,899,507,624
# of Portfolio Investments	549
Portfolio Turnover Rate	22%
Total Advisory Fees Paid	$19,054,438

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	7.4
NVIDIA Corp.	6.5
Microsoft Corp.	6.2
Amazon.com, Inc.	4.0
Alphabet, Inc.	4.0
Meta Platforms, Inc.	2.5
Tesla, Inc.	2.2
Broadcom, Inc.	2.1
Berkshire Hathaway, Inc.	1.6
SPDR S&P 500 ETF Trust	1.6

Top 10 Sectors

Value	Value
Real Estate	2.1
Utilities	2.3
Energy	3.1
Consumer Staples	5.4
Industrials	8.0
Communication Services	9.2
Health Care	9.9
Consumer Discretionary	11.0
Financials	14.9
Information Technology	31.8

Top Countries

Value	Value
Jersey, Channel Islands	0.0Footnote Reference*
Switzerland	0.1
China	0.1
Ireland	0.4
United States	98.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MetLife Stock Index Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MetLife Stock Index Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$63	0.56%

Management Discussion of Portfolio Performance

In 2024, equity markets rallied to new all-time highs as investors reacted positively to the first interest rate cut by the U.S. Federal Reserve since 2020. Equity markets experienced broad-based strength across most sectors, as both cyclical and defensive sectors performed well. In addition, the excitement surrounding how Artificial Intelligence may transform the economy played an important role in driving the performance of large-cap technology stocks higher. Overall, higher equity prices were driven by strong macro-economic data and investor optimism, fueled in part by positive corporate earnings and ebbing inflation. Factors that weighed on the equity markets included higher oil prices, high bond yields, and rising geopolitical risk from the wars in Ukraine and the Middle East. During the year, the Federal Open Market Committee (“FOMC”) met eight times and decided to lower the target range for the Federal Funds Rate by 100 basis points from 5.25% - 5.50% to 4.25% - 4.50%. The FOMC stated that economic activity had been expanding at a solid pace, and inflation had made further progress toward the Committee’s 2 percent objective but remained elevated. The Committee seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

 Top Contributors:

•The best-performing sectors in the S&P 500 Index were Communication Services, Information Technology, and Financials.

•The stocks with the largest positive impact to the S&P 500 Index return for the year were NVIDIA, Amazon, and Apple.

Top Detractors:

•The worst-performing sector and the only sector with a negative return in the S&P 500 Index was Materials.

•The stocks with the largest negative impact to the S&P 500 Index return for the year were Intel, Boeing, and Adobe.

Portfolio Performance

	Class G $32,434	S&P 500 Index $34,254
12/2014	$10,000	$10,000
12/2015	$10,091	$10,138
12/2016	$11,233	$11,351
12/2017	$13,612	$13,829
12/2018	$12,946	$13,223
12/2019	$16,929	$17,386
12/2020	$19,933	$20,585
12/2021	$25,513	$26,494
12/2022	$20,780	$21,696
12/2023	$26,091	$27,399
12/2024	$32,434	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MetLife Stock Index Portfolio - Class G	24.31%	13.89%	12.49%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$8,899,507,624
# of Portfolio Investments	549
Portfolio Turnover Rate	22%
Total Advisory Fees Paid	$19,054,438

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Apple, Inc.	7.4
NVIDIA Corp.	6.5
Microsoft Corp.	6.2
Amazon.com, Inc.	4.0
Alphabet, Inc.	4.0
Meta Platforms, Inc.	2.5
Tesla, Inc.	2.2
Broadcom, Inc.	2.1
Berkshire Hathaway, Inc.	1.6
SPDR S&P 500 ETF Trust	1.6

Top 10 Sectors

Value	Value
Real Estate	2.1
Utilities	2.3
Energy	3.1
Consumer Staples	5.4
Industrials	8.0
Communication Services	9.2
Health Care	9.9
Consumer Discretionary	11.0
Financials	14.9
Information Technology	31.8

Top Countries

Value	Value
Jersey, Channel Islands	0.0Footnote Reference*
Switzerland	0.1
China	0.1
Ireland	0.4
United States	98.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Total Return Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Total Return Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$64	0.62%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio underperformed its blended benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Aggregate Bond Index. U.S. equity markets reached record levels as they withstood an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. U.S. bond yields climbed higher to close the year on the back of resilient economic growth and concerns that disinflationary progress may have stalled. Reflecting increased inflation uncertainty, expectations for interest rate cuts by the U.S. Federal Reserve in 2025 have been pared back, while already compressed credit spreads tightened further. Toward the end of the period, labor markets loosened, modestly brightening the inflation outlook. Within the equity sleeve, sector allocation and security selection detracted from relative returns. Within the fixed income sleeve, sector allocation and issue selection had a positive impact on relative performance.

Top Contributors:

•Within the equity sleeve, an overweight allocation and stock selection in the Financials sector contributed to relative returns. Avoidance of stocks in the Real Estate sector and security selection in the Industrials sector also contributed.

•Overweight allocations in Goldman Sachs, Eaton, Microsoft, and Johnson Controls contributed.

•Within the fixed income sleeve, issue selection in Asset-Backed Securities and Investment Grade corporate bonds lifted relative results. An underweight allocation to U.S. Treasuries, along with an overweight allocation to Developed corporate bonds, also contributed.

Top Detractors:

•Within the equity sleeve, stock selection and an underweight position in the Information Technology sector detracted from relative returns. Security selection in the Communication Services and Consumer Discretionary sectors also weighed on relative performance.

•Not owning NVIDIA, Broadcom, and Meta Platforms, along with overweight allocations in Intel and Comcast, detracted.

•Within the fixed income sleeve, issue selection in Commercial Mortgage-Backed Securities dampened relative results.

Portfolio Performance

	Class A $18,785	Bloomberg U.S. Aggregate Bond Index $11,432	S&P 500 Index $34,254
12/2014	$10,000	$10,000	$10,000
12/2015	$9,984	$10,055	$10,138
12/2016	$10,903	$10,321	$11,351
12/2017	$12,260	$10,687	$13,829
12/2018	$11,576	$10,688	$13,223
12/2019	$13,935	$11,620	$17,386
12/2020	$15,295	$12,492	$20,585
12/2021	$17,469	$12,299	$26,494
12/2022	$15,786	$10,699	$21,696
12/2023	$17,429	$11,291	$27,399
12/2024	$18,785	$11,432	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Total Return Portfolio - Class A	7.78%	6.16%	6.51%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$593,949,960
# of Portfolio Investments	863
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,373,045

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Charles Schwab Corp.	2.3
Goldman Sachs Group, Inc.	2.1
Medtronic PLC	1.6
Bank of America Corp.	1.6
Pfizer, Inc.	1.6
Johnson Controls International PLC	1.5
Microsoft Corp.	1.5
Johnson & Johnson	1.5
Kenvue, Inc.	1.5
Becton Dickinson & Co.	1.5

Top 10 Fixed Income Issuers

Federal National Mortgage Association	5.7
U.S. Treasury Bonds	4.0
U.S. Treasury Notes	2.9
Federal Home Loan Mortgage Corp.	2.9
Government National Mortgage Association	2.5
LoanCore Issuer Ltd.	0.9
OCP CLO Ltd.	0.7
JPMorgan Chase & Co.	0.5
Arbor Realty Commercial Real Estate Notes Ltd.	0.4
BSPRT Issuer Ltd.	0.4

Top 10 Countries

Value	Value
Japan	0.4
Australia	0.6
Germany	0.7
Jersey, Channel Islands	0.8
China	0.8
Ireland	1.0
Canada	1.3
United Kingdom	1.8
Cayman Islands	3.1
United States	87.1

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.3
Municipals	0.5
Short-Term Investments	0.7
Preferred Stocks	0.8
Mortgage-Backed Securities	2.2
Asset-Backed Securities	4.3
Corporate Bonds & Notes	13.4
U.S. Treasury & Government Agencies	18.4
Common Stocks	59.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Total Return Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Total Return Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$90	0.87%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio underperformed its blended benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Aggregate Bond Index. U.S. equity markets reached record levels as they withstood an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. U.S. bond yields climbed higher to close the year on the back of resilient economic growth and concerns that disinflationary progress may have stalled. Reflecting increased inflation uncertainty, expectations for interest rate cuts by the U.S. Federal Reserve in 2025 have been pared back, while already compressed credit spreads tightened further. Toward the end of the period, labor markets loosened, modestly brightening the inflation outlook. Within the equity sleeve, sector allocation and security selection detracted from relative returns. Within the fixed income sleeve, sector allocation and issue selection had a positive impact on relative performance.

Top Contributors:

•Within the equity sleeve, an overweight allocation and stock selection in the Financials sector contributed to relative returns. Avoidance of stocks in the Real Estate sector and security selection in the Industrials sector also contributed.

•Overweight allocations in Goldman Sachs, Eaton, Microsoft, and Johnson Controls contributed.

•Within the fixed income sleeve, issue selection in Asset-Backed Securities and Investment Grade corporate bonds lifted relative results. An underweight allocation to U.S. Treasuries, along with an overweight allocation to Developed corporate bonds, also contributed.

Top Detractors:

•Within the equity sleeve, stock selection and an underweight position in the Information Technology sector detracted from relative returns. Security selection in the Communication Services and Consumer Discretionary sectors also weighed on relative performance.

•Not owning NVIDIA, Broadcom, and Meta Platforms, along with overweight allocations in Intel and Comcast, detracted.

•Within the fixed income sleeve, issue selection in Commercial Mortgage-Backed Securities dampened relative results.

Portfolio Performance

	Class B $18,322	Bloomberg U.S. Aggregate Bond Index $11,432	S&P 500 Index $34,254
12/2014	$10,000	$10,000	$10,000
12/2015	$9,960	$10,055	$10,138
12/2016	$10,849	$10,321	$11,351
12/2017	$12,169	$10,687	$13,829
12/2018	$11,462	$10,688	$13,223
12/2019	$13,762	$11,620	$17,386
12/2020	$15,068	$12,492	$20,585
12/2021	$17,167	$12,299	$26,494
12/2022	$15,473	$10,699	$21,696
12/2023	$17,041	$11,291	$27,399
12/2024	$18,322	$11,432	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Total Return Portfolio - Class B	7.52%	5.89%	6.24%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$593,949,960
# of Portfolio Investments	863
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,373,045

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Charles Schwab Corp.	2.3
Goldman Sachs Group, Inc.	2.1
Medtronic PLC	1.6
Bank of America Corp.	1.6
Pfizer, Inc.	1.6
Johnson Controls International PLC	1.5
Microsoft Corp.	1.5
Johnson & Johnson	1.5
Kenvue, Inc.	1.5
Becton Dickinson & Co.	1.5

Top 10 Fixed Income Issuers

Federal National Mortgage Association	5.7
U.S. Treasury Bonds	4.0
U.S. Treasury Notes	2.9
Federal Home Loan Mortgage Corp.	2.9
Government National Mortgage Association	2.5
LoanCore Issuer Ltd.	0.9
OCP CLO Ltd.	0.7
JPMorgan Chase & Co.	0.5
Arbor Realty Commercial Real Estate Notes Ltd.	0.4
BSPRT Issuer Ltd.	0.4

Top 10 Countries

Value	Value
Japan	0.4
Australia	0.6
Germany	0.7
Jersey, Channel Islands	0.8
China	0.8
Ireland	1.0
Canada	1.3
United Kingdom	1.8
Cayman Islands	3.1
United States	87.1

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.3
Municipals	0.5
Short-Term Investments	0.7
Preferred Stocks	0.8
Mortgage-Backed Securities	2.2
Asset-Backed Securities	4.3
Corporate Bonds & Notes	13.4
U.S. Treasury & Government Agencies	18.4
Common Stocks	59.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Total Return Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Total Return Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$80	0.77%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio underperformed its blended benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Aggregate Bond Index. U.S. equity markets reached record levels as they withstood an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. U.S. bond yields climbed higher to close the year on the back of resilient economic growth and concerns that disinflationary progress may have stalled. Reflecting increased inflation uncertainty, expectations for interest rate cuts by the U.S. Federal Reserve in 2025 have been pared back, while already compressed credit spreads tightened further. Toward the end of the period, labor markets loosened, modestly brightening the inflation outlook. Within the equity sleeve, sector allocation and security selection detracted from relative returns. Within the fixed income sleeve, sector allocation and issue selection had a positive impact on relative performance.

Top Contributors:

•Within the equity sleeve, an overweight allocation and stock selection in the Financials sector contributed to relative returns. Avoidance of stocks in the Real Estate sector and security selection in the Industrials sector also contributed.

•Overweight allocations in Goldman Sachs, Eaton, Microsoft, and Johnson Controls contributed.

•Within the fixed income sleeve, issue selection in Asset-Backed Securities and Investment Grade corporate bonds lifted relative results. An underweight allocation to U.S. Treasuries, along with an overweight allocation to Developed corporate bonds, also contributed.

Top Detractors:

•Within the equity sleeve, stock selection and an underweight position in the Information Technology sector detracted from relative returns. Security selection in the Communication Services and Consumer Discretionary sectors also weighed on relative performance.

•Not owning NVIDIA, Broadcom, and Meta Platforms, along with overweight allocations in Intel and Comcast, detracted.

•Within the fixed income sleeve, issue selection in Commercial Mortgage-Backed Securities dampened relative results.

Portfolio Performance

	Class E $18,505	Bloomberg U.S. Aggregate Bond Index $11,432	S&P 500 Index $34,254
12/2014	$10,000	$10,000	$10,000
12/2015	$9,969	$10,055	$10,138
12/2016	$10,870	$10,321	$11,351
12/2017	$12,205	$10,687	$13,829
12/2018	$11,507	$10,688	$13,223
12/2019	$13,830	$11,620	$17,386
12/2020	$15,158	$12,492	$20,585
12/2021	$17,287	$12,299	$26,494
12/2022	$15,598	$10,699	$21,696
12/2023	$17,195	$11,291	$27,399
12/2024	$18,505	$11,432	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Total Return Portfolio - Class E	7.62%	6.00%	6.35%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$593,949,960
# of Portfolio Investments	863
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,373,045

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Charles Schwab Corp.	2.3
Goldman Sachs Group, Inc.	2.1
Medtronic PLC	1.6
Bank of America Corp.	1.6
Pfizer, Inc.	1.6
Johnson Controls International PLC	1.5
Microsoft Corp.	1.5
Johnson & Johnson	1.5
Kenvue, Inc.	1.5
Becton Dickinson & Co.	1.5

Top 10 Fixed Income Issuers

Federal National Mortgage Association	5.7
U.S. Treasury Bonds	4.0
U.S. Treasury Notes	2.9
Federal Home Loan Mortgage Corp.	2.9
Government National Mortgage Association	2.5
LoanCore Issuer Ltd.	0.9
OCP CLO Ltd.	0.7
JPMorgan Chase & Co.	0.5
Arbor Realty Commercial Real Estate Notes Ltd.	0.4
BSPRT Issuer Ltd.	0.4

Top 10 Countries

Value	Value
Japan	0.4
Australia	0.6
Germany	0.7
Jersey, Channel Islands	0.8
China	0.8
Ireland	1.0
Canada	1.3
United Kingdom	1.8
Cayman Islands	3.1
United States	87.1

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.3
Municipals	0.5
Short-Term Investments	0.7
Preferred Stocks	0.8
Mortgage-Backed Securities	2.2
Asset-Backed Securities	4.3
Corporate Bonds & Notes	13.4
U.S. Treasury & Government Agencies	18.4
Common Stocks	59.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Total Return Portfolio: Class F

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Total Return Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class F	$85	0.82%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio underperformed its blended benchmarks, the Standard & Poor’s 500 Index and the Bloomberg U.S. Aggregate Bond Index. U.S. equity markets reached record levels as they withstood an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. U.S. bond yields climbed higher to close the year on the back of resilient economic growth and concerns that disinflationary progress may have stalled. Reflecting increased inflation uncertainty, expectations for interest rate cuts by the U.S. Federal Reserve in 2025 have been pared back, while already compressed credit spreads tightened further. Toward the end of the period, labor markets loosened, modestly brightening the inflation outlook. Within the equity sleeve, sector allocation and security selection detracted from relative returns. Within the fixed income sleeve, sector allocation and issue selection had a positive impact on relative performance.

Top Contributors:

•Within the equity sleeve, an overweight allocation and stock selection in the Financials sector contributed to relative returns. Avoidance of stocks in the Real Estate sector and security selection in the Industrials sector also contributed.

•Overweight allocations in Goldman Sachs, Eaton, Microsoft, and Johnson Controls contributed.

•Within the fixed income sleeve, issue selection in Asset-Backed Securities and Investment Grade corporate bonds lifted relative results. An underweight allocation to U.S. Treasuries, along with an overweight allocation to Developed corporate bonds, also contributed.

Top Detractors:

•Within the equity sleeve, stock selection and an underweight position in the Information Technology sector detracted from relative returns. Security selection in the Communication Services and Consumer Discretionary sectors also weighed on relative performance.

•Not owning NVIDIA, Broadcom, and Meta Platforms, along with overweight allocations in Intel and Comcast, detracted.

•Within the fixed income sleeve, issue selection in Commercial Mortgage-Backed Securities dampened relative results.

Portfolio Performance

	Class F $18,413	Bloomberg U.S. Aggregate Bond Index $11,432	S&P 500 Index $34,254
12/2014	$10,000	$10,000	$10,000
12/2015	$9,965	$10,055	$10,138
12/2016	$10,859	$10,321	$11,351
12/2017	$12,187	$10,687	$13,829
12/2018	$11,485	$10,688	$13,223
12/2019	$13,796	$11,620	$17,386
12/2020	$15,113	$12,492	$20,585
12/2021	$17,227	$12,299	$26,494
12/2022	$15,535	$10,699	$21,696
12/2023	$17,118	$11,291	$27,399
12/2024	$18,413	$11,432	$34,254

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Total Return Portfolio - Class F	7.57%	5.94%	6.29%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
S&P 500 Index	25.02%	14.53%	13.10%

Key Fund Statistics

Total Net Assets	$593,949,960
# of Portfolio Investments	863
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,373,045

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Charles Schwab Corp.	2.3
Goldman Sachs Group, Inc.	2.1
Medtronic PLC	1.6
Bank of America Corp.	1.6
Pfizer, Inc.	1.6
Johnson Controls International PLC	1.5
Microsoft Corp.	1.5
Johnson & Johnson	1.5
Kenvue, Inc.	1.5
Becton Dickinson & Co.	1.5

Top 10 Fixed Income Issuers

Federal National Mortgage Association	5.7
U.S. Treasury Bonds	4.0
U.S. Treasury Notes	2.9
Federal Home Loan Mortgage Corp.	2.9
Government National Mortgage Association	2.5
LoanCore Issuer Ltd.	0.9
OCP CLO Ltd.	0.7
JPMorgan Chase & Co.	0.5
Arbor Realty Commercial Real Estate Notes Ltd.	0.4
BSPRT Issuer Ltd.	0.4

Top 10 Countries

Value	Value
Japan	0.4
Australia	0.6
Germany	0.7
Jersey, Channel Islands	0.8
China	0.8
Ireland	1.0
Canada	1.3
United Kingdom	1.8
Cayman Islands	3.1
United States	87.1

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.3
Municipals	0.5
Short-Term Investments	0.7
Preferred Stocks	0.8
Mortgage-Backed Securities	2.2
Asset-Backed Securities	4.3
Corporate Bonds & Notes	13.4
U.S. Treasury & Government Agencies	18.4
Common Stocks	59.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Value Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$61	0.58%

Management Discussion of Portfolio Performance

For the prior twelve months ending on December 31, 2024, the Portfolio underperformed the Russell 1000 Value Index. U.S. equity markets reached record levels during the period as they withstood the adversity of an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. Toward the end of the period, labor markets loosened modestly, particularly in the U.S., brightening the inflation outlook as economic growth remained solid. In aggregate, security selection detracted from relative performance, while sector allocation supported relative returns.

Top Contributors:

•A combination of stock selection and an overweight allocation in the Financials sector was the primary contributor to relative results.

•Not owning Intel, along with an overweight allocation to Progressive and American Express, contributed.

Top Detractors:

•Security selection within both the Consumer Staples and Industrials sectors held back relative results.

•Not owning Walmart, holding out-of-benchmark Nestle (Switzerland), and an overweight allocation to Cigna detracted.

Portfolio Performance

	Class A $23,431	Russell 3000 Index $32,604	Russell 1000 Value Index $22,580
12/2014	$10,000	$10,000	$10,000
12/2015	$9,985	$10,048	$9,617
12/2016	$11,422	$11,327	$11,285
12/2017	$13,478	$13,721	$12,827
12/2018	$12,123	$13,002	$11,767
12/2019	$15,776	$17,035	$14,890
12/2020	$16,400	$20,593	$15,306
12/2021	$20,590	$25,877	$19,157
12/2022	$19,359	$20,907	$17,713
12/2023	$20,937	$26,334	$19,743
12/2024	$23,431	$32,604	$22,580

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Value Portfolio - Class A	11.91%	8.23%	8.89%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Value Index	14.37%	8.68%	8.49%

Key Fund Statistics

Total Net Assets	$2,619,901,182
# of Portfolio Investments	82
Portfolio Turnover Rate	12%
Total Advisory Fees Paid	$15,369,132

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

JPMorgan Chase & Co.	4.9
Progressive Corp.	3.8
Cigna Group	2.8
McKesson Corp.	2.7
Aon PLC	2.6
American Express Co.	2.5
Marsh & McLennan Cos., Inc.	2.3
Morgan Stanley	2.3
RTX Corp.	2.2
Boeing Co.	2.2

Top 10 Sectors

Value	Value
Real Estate	1.8
Materials	2.2
Consumer Discretionary	3.5
Energy	6.1
Consumer Staples	7.6
Information Technology	7.8
Utilities	9.0
Health Care	14.2
Industrials	16.9
Financials	29.4

Top Countries

Value	Value
Canada	0.4
China	1.1
United Kingdom	1.6
Ireland	1.9
United States	93.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Value Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$88	0.83%

Management Discussion of Portfolio Performance

For the prior twelve months ending on December 31, 2024, the Portfolio underperformed the Russell 1000 Value Index. U.S. equity markets reached record levels during the period as they withstood the adversity of an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. Toward the end of the period, labor markets loosened modestly, particularly in the U.S., brightening the inflation outlook as economic growth remained solid. In aggregate, security selection detracted from relative performance, while sector allocation supported relative returns.

Top Contributors:

•A combination of stock selection and an overweight allocation in the Financials sector was the primary contributor to relative results.

•Not owning Intel, along with an overweight allocation to Progressive and American Express, contributed.

Top Detractors:

•Security selection within both the Consumer Staples and Industrials sectors held back relative results.

•Not owning Walmart, holding out-of-benchmark Nestle (Switzerland), and an overweight allocation to Cigna detracted.

Portfolio Performance

	Class B $22,850	Russell 3000 Index $32,604	Russell 1000 Value Index $22,580
12/2014	$10,000	$10,000	$10,000
12/2015	$9,964	$10,048	$9,617
12/2016	$11,368	$11,327	$11,285
12/2017	$13,367	$13,721	$12,827
12/2018	$11,998	$13,002	$11,767
12/2019	$15,578	$17,035	$14,890
12/2020	$16,148	$20,593	$15,306
12/2021	$20,233	$25,877	$19,157
12/2022	$18,975	$20,907	$17,713
12/2023	$20,465	$26,334	$19,743
12/2024	$22,850	$32,604	$22,580

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Value Portfolio - Class B	11.66%	7.96%	8.61%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Value Index	14.37%	8.68%	8.49%

Key Fund Statistics

Total Net Assets	$2,619,901,182
# of Portfolio Investments	82
Portfolio Turnover Rate	12%
Total Advisory Fees Paid	$15,369,132

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

JPMorgan Chase & Co.	4.9
Progressive Corp.	3.8
Cigna Group	2.8
McKesson Corp.	2.7
Aon PLC	2.6
American Express Co.	2.5
Marsh & McLennan Cos., Inc.	2.3
Morgan Stanley	2.3
RTX Corp.	2.2
Boeing Co.	2.2

Top 10 Sectors

Value	Value
Real Estate	1.8
Materials	2.2
Consumer Discretionary	3.5
Energy	6.1
Consumer Staples	7.6
Information Technology	7.8
Utilities	9.0
Health Care	14.2
Industrials	16.9
Financials	29.4

Top Countries

Value	Value
Canada	0.4
China	1.1
United Kingdom	1.6
Ireland	1.9
United States	93.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Value Portfolio: Class D

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class D	$72	0.68%

Management Discussion of Portfolio Performance

For the prior twelve months ending on December 31, 2024, the Portfolio underperformed the Russell 1000 Value Index. U.S. equity markets reached record levels during the period as they withstood the adversity of an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. Toward the end of the period, labor markets loosened modestly, particularly in the U.S., brightening the inflation outlook as economic growth remained solid. In aggregate, security selection detracted from relative performance, while sector allocation supported relative returns.

Top Contributors:

•A combination of stock selection and an overweight allocation in the Financials sector was the primary contributor to relative results.

•Not owning Intel, along with an overweight allocation to Progressive and American Express, contributed.

Top Detractors:

•Security selection within both the Consumer Staples and Industrials sectors held back relative results.

•Not owning Walmart, holding out-of-benchmark Nestle (Switzerland), and an overweight allocation to Cigna detracted.

Portfolio Performance

	Class D $23,199	Russell 3000 Index $32,604	Russell 1000 Value Index $22,580
12/2014	$10,000	$10,000	$10,000
12/2015	$9,980	$10,048	$9,617
12/2016	$11,400	$11,327	$11,285
12/2017	$13,430	$13,721	$12,827
12/2018	$12,078	$13,002	$11,767
12/2019	$15,697	$17,035	$14,890
12/2020	$16,301	$20,593	$15,306
12/2021	$20,446	$25,877	$19,157
12/2022	$19,215	$20,907	$17,713
12/2023	$20,752	$26,334	$19,743
12/2024	$23,199	$32,604	$22,580

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Value Portfolio - Class D	11.79%	8.13%	8.78%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Value Index	14.37%	8.68%	8.49%

Key Fund Statistics

Total Net Assets	$2,619,901,182
# of Portfolio Investments	82
Portfolio Turnover Rate	12%
Total Advisory Fees Paid	$15,369,132

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

JPMorgan Chase & Co.	4.9
Progressive Corp.	3.8
Cigna Group	2.8
McKesson Corp.	2.7
Aon PLC	2.6
American Express Co.	2.5
Marsh & McLennan Cos., Inc.	2.3
Morgan Stanley	2.3
RTX Corp.	2.2
Boeing Co.	2.2

Top 10 Sectors

Value	Value
Real Estate	1.8
Materials	2.2
Consumer Discretionary	3.5
Energy	6.1
Consumer Staples	7.6
Information Technology	7.8
Utilities	9.0
Health Care	14.2
Industrials	16.9
Financials	29.4

Top Countries

Value	Value
Canada	0.4
China	1.1
United Kingdom	1.6
Ireland	1.9
United States	93.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

MFS® Value Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the MFS® Value Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$77	0.73%

Management Discussion of Portfolio Performance

For the prior twelve months ending on December 31, 2024, the Portfolio underperformed the Russell 1000 Value Index. U.S. equity markets reached record levels during the period as they withstood the adversity of an unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued earnings growth. Toward the end of the period, labor markets loosened modestly, particularly in the U.S., brightening the inflation outlook as economic growth remained solid. In aggregate, security selection detracted from relative performance, while sector allocation supported relative returns.

Top Contributors:

•A combination of stock selection and an overweight allocation in the Financials sector was the primary contributor to relative results.

•Not owning Intel, along with an overweight allocation to Progressive and American Express, contributed.

Top Detractors:

•Security selection within both the Consumer Staples and Industrials sectors held back relative results.

•Not owning Walmart, holding out-of-benchmark Nestle (Switzerland), and an overweight allocation to Cigna detracted.

Portfolio Performance

	Class E $23,081	Russell 3000 Index $32,604	Russell 1000 Value Index $22,580
12/2014	$10,000	$10,000	$10,000
12/2015	$9,973	$10,048	$9,617
12/2016	$11,389	$11,327	$11,285
12/2017	$13,416	$13,721	$12,827
12/2018	$12,048	$13,002	$11,767
12/2019	$15,662	$17,035	$14,890
12/2020	$16,249	$20,593	$15,306
12/2021	$20,377	$25,877	$19,157
12/2022	$19,134	$20,907	$17,713
12/2023	$20,660	$26,334	$19,743
12/2024	$23,081	$32,604	$22,580

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
MFS® Value Portfolio - Class E	11.72%	8.06%	8.72%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Value Index	14.37%	8.68%	8.49%

Key Fund Statistics

Total Net Assets	$2,619,901,182
# of Portfolio Investments	82
Portfolio Turnover Rate	12%
Total Advisory Fees Paid	$15,369,132

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

JPMorgan Chase & Co.	4.9
Progressive Corp.	3.8
Cigna Group	2.8
McKesson Corp.	2.7
Aon PLC	2.6
American Express Co.	2.5
Marsh & McLennan Cos., Inc.	2.3
Morgan Stanley	2.3
RTX Corp.	2.2
Boeing Co.	2.2

Top 10 Sectors

Value	Value
Real Estate	1.8
Materials	2.2
Consumer Discretionary	3.5
Energy	6.1
Consumer Staples	7.6
Information Technology	7.8
Utilities	9.0
Health Care	14.2
Industrials	16.9
Financials	29.4

Top Countries

Value	Value
Canada	0.4
China	1.1
United Kingdom	1.6
Ireland	1.9
United States	93.7

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Neuberger Berman Genesis Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.81%

Management Discussion of Portfolio Performance

Despite periods of volatility, the overall equity market rallied sharply during the year. Resilient economic growth, moderating inflation, three U.S. Federal Reserve rate cuts, and optimism over President-elect Donald Trump’s pro-growth platform supported the market. For the year ending December 31, 2024, the Portfolio posted a solid absolute return, but lagged its benchmark due to weak stock selection, which was partially offset by positive sector allocation.

Top Contributors:

•Holdings in the Energy and Financials sectors were the most additive for returns. In terms of sector allocation, overweights to the Information Technology and Industrials sectors, along with an underweight to the Biotechnology Industry in Health Care, were the most beneficial.

•Fair Isaac Corp. is most known for its industry-standard “FICO” score. The company outperformed, driven by robust pricing-driven earnings growth despite significant credit volume headwinds.

•CSW Industrials, Inc. provides niche, value-added products across HVAC/R and other end markets. The stock price appreciated due to continued volume recovery, market share gains and attractive tuck-in acquisitions that expanded product breadth and reach.

Top Detractors:

•Stock section in the Information Technology and Health Care sectors were the largest relative detractors. Underweights to the Financials and Energy sectors also detracted from relative performance.

•Qualys Inc. is a supplier of cloud-based security and compliance solutions. The stock price declined amidst a challenging macroeconomic backdrop for its solutions, which has contributed to a slowdown in organic growth.

•Fox Factory Holding Corp. develops and sells performance-enhancing suspensions and other components for mountain bikes and the power vehicle market. The stock declined on weak earnings results arising from ongoing cyclical weakness across its end markets and negative investor reaction to a recent acquisition.

Portfolio Performance

	Class A $25,235	Russell 3000 Index $32,604	Russell 2000 Index $21,223	Russell 2000 Value Index $19,934
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$10,058	$10,048	$9,559	$9,253
12/2016	$11,937	$11,327	$11,595	$12,190
12/2017	$13,818	$13,721	$13,294	$13,146
12/2018	$12,891	$13,002	$11,830	$11,455
12/2019	$16,717	$17,035	$14,849	$14,020
12/2020	$20,914	$20,593	$17,813	$14,669
12/2021	$24,766	$25,877	$20,453	$18,816
12/2022	$20,022	$20,907	$16,273	$16,091
12/2023	$23,131	$26,334	$19,028	$18,448
12/2024	$25,235	$32,604	$21,223	$19,934

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Neuberger Berman Genesis Portfolio - Class A	9.10%	8.58%	9.70%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%
Russell 2000 Value Index	8.05%	7.29%	7.14%

Key Fund Statistics

Total Net Assets	$872,311,284
# of Portfolio Investments	114
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$7,062,399

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Manhattan Associates, Inc.	1.9
Kirby Corp.	1.9
Valmont Industries, Inc.	1.9
SPS Commerce, Inc.	1.8
RBC Bearings, Inc.	1.8
Fair Isaac Corp.	1.8
FirstService Corp.	1.7
Tetra Tech, Inc.	1.7
Haemonetics Corp.	1.7
Texas Roadhouse, Inc.	1.7

Top 10 Sectors

Value	Value
Communication Services	1.4
Utilities	1.8
Real Estate	2.2
Materials	3.6
Energy	5.9
Health Care	8.3
Consumer Discretionary	8.3
Financials	14.4
Information Technology	18.5
Industrials	33.2

Top Countries

Value	Value
Italy	0.6
Canada	2.9
United States	95.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Neuberger Berman Genesis Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$111	1.06%

Management Discussion of Portfolio Performance

Despite periods of volatility, the overall equity market rallied sharply during the year. Resilient economic growth, moderating inflation, three U.S. Federal Reserve rate cuts, and optimism over President-elect Donald Trump’s pro-growth platform supported the market. For the year ending December 31, 2024, the Portfolio posted a solid absolute return, but lagged its benchmark due to weak stock selection, which was partially offset by positive sector allocation.

Top Contributors:

•Holdings in the Energy and Financials sectors were the most additive for returns. In terms of sector allocation, overweights to the Information Technology and Industrials sectors, along with an underweight to the Biotechnology Industry in Health Care, were the most beneficial.

•Fair Isaac Corp. is most known for its industry-standard “FICO” score. The company outperformed, driven by robust pricing-driven earnings growth despite significant credit volume headwinds.

•CSW Industrials, Inc. provides niche, value-added products across HVAC/R and other end markets. The stock price appreciated due to continued volume recovery, market share gains and attractive tuck-in acquisitions that expanded product breadth and reach.

Top Detractors:

•Stock section in the Information Technology and Health Care sectors were the largest relative detractors. Underweights to the Financials and Energy sectors also detracted from relative performance.

•Qualys Inc. is a supplier of cloud-based security and compliance solutions. The stock price declined amidst a challenging macroeconomic backdrop for its solutions, which has contributed to a slowdown in organic growth.

•Fox Factory Holding Corp. develops and sells performance-enhancing suspensions and other components for mountain bikes and the power vehicle market. The stock declined on weak earnings results arising from ongoing cyclical weakness across its end markets and negative investor reaction to a recent acquisition.

Portfolio Performance

	Class B $24,620	Russell 3000 Index $32,604	Russell 2000 Index $21,223	Russell 2000 Value Index $19,934
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$10,038	$10,048	$9,559	$9,253
12/2016	$11,884	$11,327	$11,595	$12,190
12/2017	$13,725	$13,721	$13,294	$13,146
12/2018	$12,766	$13,002	$11,830	$11,455
12/2019	$16,520	$17,035	$14,849	$14,020
12/2020	$20,611	$20,593	$17,813	$14,669
12/2021	$24,344	$25,877	$20,453	$18,816
12/2022	$19,640	$20,907	$16,273	$16,091
12/2023	$22,626	$26,334	$19,028	$18,448
12/2024	$24,620	$32,604	$21,223	$19,934

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Neuberger Berman Genesis Portfolio - Class B	8.81%	8.31%	9.43%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%
Russell 2000 Value Index	8.05%	7.29%	7.14%

Key Fund Statistics

Total Net Assets	$872,311,284
# of Portfolio Investments	114
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$7,062,399

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Manhattan Associates, Inc.	1.9
Kirby Corp.	1.9
Valmont Industries, Inc.	1.9
SPS Commerce, Inc.	1.8
RBC Bearings, Inc.	1.8
Fair Isaac Corp.	1.8
FirstService Corp.	1.7
Tetra Tech, Inc.	1.7
Haemonetics Corp.	1.7
Texas Roadhouse, Inc.	1.7

Top 10 Sectors

Value	Value
Communication Services	1.4
Utilities	1.8
Real Estate	2.2
Materials	3.6
Energy	5.9
Health Care	8.3
Consumer Discretionary	8.3
Financials	14.4
Information Technology	18.5
Industrials	33.2

Top Countries

Value	Value
Italy	0.6
Canada	2.9
United States	95.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Neuberger Berman Genesis Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$100	0.96%

Management Discussion of Portfolio Performance

Despite periods of volatility, the overall equity market rallied sharply during the year. Resilient economic growth, moderating inflation, three U.S. Federal Reserve rate cuts, and optimism over President-elect Donald Trump’s pro-growth platform supported the market. For the year ending December 31, 2024, the Portfolio posted a solid absolute return, but lagged its benchmark due to weak stock selection, which was partially offset by positive sector allocation.

Top Contributors:

•Holdings in the Energy and Financials sectors were the most additive for returns. In terms of sector allocation, overweights to the Information Technology and Industrials sectors, along with an underweight to the Biotechnology Industry in Health Care, were the most beneficial.

•Fair Isaac Corp. is most known for its industry-standard “FICO” score. The company outperformed, driven by robust pricing-driven earnings growth despite significant credit volume headwinds.

•CSW Industrials, Inc. provides niche, value-added products across HVAC/R and other end markets. The stock price appreciated due to continued volume recovery, market share gains and attractive tuck-in acquisitions that expanded product breadth and reach.

Top Detractors:

•Stock section in the Information Technology and Health Care sectors were the largest relative detractors. Underweights to the Financials and Energy sectors also detracted from relative performance.

•Qualys Inc. is a supplier of cloud-based security and compliance solutions. The stock price declined amidst a challenging macroeconomic backdrop for its solutions, which has contributed to a slowdown in organic growth.

•Fox Factory Holding Corp. develops and sells performance-enhancing suspensions and other components for mountain bikes and the power vehicle market. The stock declined on weak earnings results arising from ongoing cyclical weakness across its end markets and negative investor reaction to a recent acquisition.

Portfolio Performance

	Class E $24,860	Russell 3000 Index $32,604	Russell 2000 Index $21,223	Russell 2000 Value Index $19,934
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$10,043	$10,048	$9,559	$9,253
12/2016	$11,905	$11,327	$11,595	$12,190
12/2017	$13,764	$13,721	$13,294	$13,146
12/2018	$12,816	$13,002	$11,830	$11,455
12/2019	$16,595	$17,035	$14,849	$14,020
12/2020	$20,737	$20,593	$17,813	$14,669
12/2021	$24,512	$25,877	$20,453	$18,816
12/2022	$19,791	$20,907	$16,273	$16,091
12/2023	$22,828	$26,334	$19,028	$18,448
12/2024	$24,860	$32,604	$21,223	$19,934

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Neuberger Berman Genesis Portfolio - Class E	8.90%	8.42%	9.53%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%
Russell 2000 Value Index	8.05%	7.29%	7.14%

Key Fund Statistics

Total Net Assets	$872,311,284
# of Portfolio Investments	114
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$7,062,399

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Manhattan Associates, Inc.	1.9
Kirby Corp.	1.9
Valmont Industries, Inc.	1.9
SPS Commerce, Inc.	1.8
RBC Bearings, Inc.	1.8
Fair Isaac Corp.	1.8
FirstService Corp.	1.7
Tetra Tech, Inc.	1.7
Haemonetics Corp.	1.7
Texas Roadhouse, Inc.	1.7

Top 10 Sectors

Value	Value
Communication Services	1.4
Utilities	1.8
Real Estate	2.2
Materials	3.6
Energy	5.9
Health Care	8.3
Consumer Discretionary	8.3
Financials	14.4
Information Technology	18.5
Industrials	33.2

Top Countries

Value	Value
Italy	0.6
Canada	2.9
United States	95.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$62	0.54%

Management Discussion of Portfolio Performance

The Portfolio delivered positive returns for the twelve months ended December 31, 2024, but underperformed its benchmark, the Russell 1000 Growth Index. Overall, stock selection drove relative underperformance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•An overweight allocation in the Communication Services sector, coupled with stock selection, contributed to relative performance. Spotify was the leading contributor.

•An underweight allocation to the Real Estate sector contributed.

•Favorable stock selection in the Health Care sector further aided relative performance, which was partially offset by an overweight allocation. Intuitive Surgical was the leading contributor in the Health Care sector.

Top Detractors:

•Stock selection in the Information Technology sector detracted from relative performance. An underweight allocation to Broadcom and out-of-benchmark ASML (Netherlands) were notable detractors in the sector.

•Unfavorable stock selection in the Consumer Discretionary sector hindered relative returns. An allocation to out-of-benchmark Rivian Automotive and underweight allocation to Tesla were notable detractors in the sector.

•Unfavorable stock selection in the Financials sector, coupled with an overweight allocation, also weighed on relative performance. Charles Schwab was a key detractor.

Portfolio Performance

	Class A $36,717	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,078	$10,048	$10,567
12/2016	$11,273	$11,327	$11,314
12/2017	$15,089	$13,721	$14,733
12/2018	$14,948	$13,002	$14,510
12/2019	$19,580	$17,035	$19,790
12/2020	$26,815	$20,593	$27,408
12/2021	$32,238	$25,877	$34,971
12/2022	$19,193	$20,907	$24,782
12/2023	$28,177	$26,334	$35,358
12/2024	$36,717	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Growth Portfolio - Class A	30.31%	13.40%	13.89%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,279,567,751
# of Portfolio Investments	89
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$11,688,167

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Microsoft Corp.	12.5
NVIDIA Corp.	11.1
Apple, Inc.	10.2
Amazon.com, Inc.	9.0
Alphabet, Inc.	6.7
Meta Platforms, Inc.	4.9
Eli Lilly & Co.	2.9
Visa, Inc.	2.7
Tesla, Inc.	2.5
Mastercard, Inc.	2.2

Top Sectors

Value	Value
Consumer Staples	0.1
Materials	0.6
Industrials	1.9
Financials	6.6
Health Care	9.1
Communication Services	14.8
Consumer Discretionary	17.0
Information Technology	48.9

Top Countries

Value	Value
Germany	0.3
Brazil	0.3
Taiwan	0.5
Italy	0.6
South Korea	0.7
Canada	1.2
Netherlands	1.3
United States	94.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$91	0.79%

Management Discussion of Portfolio Performance

The Portfolio delivered positive returns for the twelve months ended December 31, 2024, but underperformed its benchmark, the Russell 1000 Growth Index. Overall, stock selection drove relative underperformance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•An overweight allocation in the Communication Services sector, coupled with stock selection, contributed to relative performance. Spotify was the leading contributor.

•An underweight allocation to the Real Estate sector contributed.

•Favorable stock selection in the Health Care sector further aided relative performance, which was partially offset by an overweight allocation. Intuitive Surgical was the leading contributor in the Health Care sector.

Top Detractors:

•Stock selection in the Information Technology sector detracted from relative performance. An underweight allocation to Broadcom and out-of-benchmark ASML (Netherlands) were notable detractors in the sector.

•Unfavorable stock selection in the Consumer Discretionary sector hindered relative returns. An allocation to out-of-benchmark Rivian Automotive and underweight allocation to Tesla were notable detractors in the sector.

•Unfavorable stock selection in the Financials sector, coupled with an overweight allocation, also weighed on relative performance. Charles Schwab was a key detractor.

Portfolio Performance

	Class B $35,809	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,051	$10,048	$10,567
12/2016	$11,220	$11,327	$11,314
12/2017	$14,976	$13,721	$14,733
12/2018	$14,804	$13,002	$14,510
12/2019	$19,332	$17,035	$19,790
12/2020	$26,416	$20,593	$27,408
12/2021	$31,686	$25,877	$34,971
12/2022	$18,800	$20,907	$24,782
12/2023	$27,549	$26,334	$35,358
12/2024	$35,809	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Growth Portfolio - Class B	29.98%	13.12%	13.61%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,279,567,751
# of Portfolio Investments	89
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$11,688,167

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Microsoft Corp.	12.5
NVIDIA Corp.	11.1
Apple, Inc.	10.2
Amazon.com, Inc.	9.0
Alphabet, Inc.	6.7
Meta Platforms, Inc.	4.9
Eli Lilly & Co.	2.9
Visa, Inc.	2.7
Tesla, Inc.	2.5
Mastercard, Inc.	2.2

Top Sectors

Value	Value
Consumer Staples	0.1
Materials	0.6
Industrials	1.9
Financials	6.6
Health Care	9.1
Communication Services	14.8
Consumer Discretionary	17.0
Information Technology	48.9

Top Countries

Value	Value
Germany	0.3
Brazil	0.3
Taiwan	0.5
Italy	0.6
South Korea	0.7
Canada	1.2
Netherlands	1.3
United States	94.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$79	0.69%

Management Discussion of Portfolio Performance

The Portfolio delivered positive returns for the twelve months ended December 31, 2024, but underperformed its benchmark, the Russell 1000 Growth Index. Overall, stock selection drove relative underperformance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•An overweight allocation in the Communication Services sector, coupled with stock selection, contributed to relative performance. Spotify was the leading contributor.

•An underweight allocation to the Real Estate sector contributed.

•Favorable stock selection in the Health Care sector further aided relative performance, which was partially offset by an overweight allocation. Intuitive Surgical was the leading contributor in the Health Care sector.

Top Detractors:

•Stock selection in the Information Technology sector detracted from relative performance. An underweight allocation to Broadcom and out-of-benchmark ASML (Netherlands) were notable detractors in the sector.

•Unfavorable stock selection in the Consumer Discretionary sector hindered relative returns. An allocation to out-of-benchmark Rivian Automotive and underweight allocation to Tesla were notable detractors in the sector.

•Unfavorable stock selection in the Financials sector, coupled with an overweight allocation, also weighed on relative performance. Charles Schwab was a key detractor.

Portfolio Performance

	Class E $36,170	Russell 3000 Index $32,604	Russell 1000 Growth Index $47,152
12/2014	$10,000	$10,000	$10,000
12/2015	$11,063	$10,048	$10,567
12/2016	$11,241	$11,327	$11,314
12/2017	$15,025	$13,721	$14,733
12/2018	$14,867	$13,002	$14,510
12/2019	$19,430	$17,035	$19,790
12/2020	$26,579	$20,593	$27,408
12/2021	$31,915	$25,877	$34,971
12/2022	$18,965	$20,907	$24,782
12/2023	$27,814	$26,334	$35,358
12/2024	$36,170	$32,604	$47,152

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Growth Portfolio - Class E	30.04%	13.23%	13.72%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 1000 Growth Index	33.36%	18.96%	16.78%

Key Fund Statistics

Total Net Assets	$2,279,567,751
# of Portfolio Investments	89
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$11,688,167

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Microsoft Corp.	12.5
NVIDIA Corp.	11.1
Apple, Inc.	10.2
Amazon.com, Inc.	9.0
Alphabet, Inc.	6.7
Meta Platforms, Inc.	4.9
Eli Lilly & Co.	2.9
Visa, Inc.	2.7
Tesla, Inc.	2.5
Mastercard, Inc.	2.2

Top Sectors

Value	Value
Consumer Staples	0.1
Materials	0.6
Industrials	1.9
Financials	6.6
Health Care	9.1
Communication Services	14.8
Consumer Discretionary	17.0
Information Technology	48.9

Top Countries

Value	Value
Germany	0.3
Brazil	0.3
Taiwan	0.5
Italy	0.6
South Korea	0.7
Canada	1.2
Netherlands	1.3
United States	94.1

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$51	0.48%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio posted positive returns and outperformed the benchmark, the MSCI U.S. Small Cap Growth Index. Overall, security selection drove relative performance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•The Consumer Discretionary sector was a notable contributor to relative returns, driven by stock selection such as Carvana.

•The Health Care sector contributed to relative returns, driven by stock selection such as Insmed.

•The Industrials sector boosted relative results, driven by favorable security selection such as Vertiv Holdings.

Top Detractors:

•Stock selection in Information Technology (“IT”) was a detractor from relative results.

•An overweight allocation to the IT sector also hampered relative returns but to a smaller extent.

•Holdings such as an overweight allocation to MicroStrategy within the IT sector detracted from relative returns.

Portfolio Performance

	Class A $26,166	Russell 3000 Index $32,604	MSCI U.S. Small Cap Growth Index $24,369
12/2014	$10,000	$10,000	$10,000
12/2015	$10,271	$10,048	$9,695
12/2016	$11,477	$11,327	$10,998
12/2017	$14,103	$13,721	$13,358
12/2018	$13,180	$13,002	$12,151
12/2019	$17,550	$17,035	$15,736
12/2020	$21,821	$20,593	$21,545
12/2021	$24,367	$25,877	$24,026
12/2022	$18,968	$20,907	$17,741
12/2023	$23,059	$26,334	$21,691
12/2024	$26,166	$32,604	$24,369

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Small Cap Growth Portfolio - Class A	13.47%	8.32%	10.10%
Russell 3000 Index	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth Index	12.35%	9.14%	9.32%

Key Fund Statistics

Total Net Assets	$1,123,072,631
# of Portfolio Investments	361
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$5,437,076

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sprouts Farmers Market, Inc.	1.1
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Descartes Systems Group, Inc.	0.8
Fabrinet	0.7
Wingstop, Inc.	0.7
Louisiana-Pacific Corp.	0.7

Top 10 Sectors

Value	Value
Real Estate	0.4
Communication Services	2.0
Energy	4.1
Consumer Staples	4.8
Materials	4.9
Financials	6.4
Consumer Discretionary	13.5
Information Technology	19.8
Health Care	20.5
Industrials	23.0

Top 10 Countries

Value	Value
Denmark	0.1
Ireland	0.1
Netherlands	0.1
Singapore	0.1
Israel	0.2
United Kingdom	0.6
Puerto Rico	0.6
Thailand	0.7
Canada	0.8
United States	96.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$78	0.73%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio posted positive returns and outperformed the benchmark, the MSCI U.S. Small Cap Growth Index. Overall, security selection drove relative performance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•The Consumer Discretionary sector was a notable contributor to relative returns, driven by stock selection such as Carvana.

•The Health Care sector contributed to relative returns, driven by stock selection such as Insmed.

•The Industrials sector boosted relative results, driven by favorable security selection such as Vertiv Holdings.

Top Detractors:

•Stock selection in Information Technology (“IT”) was a detractor from relative results.

•An overweight allocation to the IT sector also hampered relative returns but to a smaller extent.

•Holdings such as an overweight allocation to MicroStrategy within the IT sector detracted from relative returns.

Portfolio Performance

	Class B $25,523	Russell 3000 Index $32,604	MSCI U.S. Small Cap Growth Index $24,369
12/2014	$10,000	$10,000	$10,000
12/2015	$10,246	$10,048	$9,695
12/2016	$11,423	$11,327	$10,998
12/2017	$13,997	$13,721	$13,358
12/2018	$13,048	$13,002	$12,151
12/2019	$17,332	$17,035	$15,736
12/2020	$21,500	$20,593	$21,545
12/2021	$23,941	$25,877	$24,026
12/2022	$18,592	$20,907	$17,741
12/2023	$22,548	$26,334	$21,691
12/2024	$25,523	$32,604	$24,369

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Small Cap Growth Portfolio - Class B	13.20%	8.05%	9.82%
Russell 3000 Index	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth Index	12.35%	9.14%	9.32%

Key Fund Statistics

Total Net Assets	$1,123,072,631
# of Portfolio Investments	361
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$5,437,076

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sprouts Farmers Market, Inc.	1.1
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Descartes Systems Group, Inc.	0.8
Fabrinet	0.7
Wingstop, Inc.	0.7
Louisiana-Pacific Corp.	0.7

Top 10 Sectors

Value	Value
Real Estate	0.4
Communication Services	2.0
Energy	4.1
Consumer Staples	4.8
Materials	4.9
Financials	6.4
Consumer Discretionary	13.5
Information Technology	19.8
Health Care	20.5
Industrials	23.0

Top 10 Countries

Value	Value
Denmark	0.1
Ireland	0.1
Netherlands	0.1
Singapore	0.1
Israel	0.2
United Kingdom	0.6
Puerto Rico	0.6
Thailand	0.7
Canada	0.8
United States	96.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$67	0.63%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio posted positive returns and outperformed the benchmark, the MSCI U.S. Small Cap Growth Index. Overall, security selection drove relative performance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•The Consumer Discretionary sector was a notable contributor to relative returns, driven by stock selection such as Carvana.

•The Health Care sector contributed to relative returns, driven by stock selection such as Insmed.

•The Industrials sector boosted relative results, driven by favorable security selection such as Vertiv Holdings.

Top Detractors:

•Stock selection in Information Technology (“IT”) was a detractor from relative results.

•An overweight allocation to the IT sector also hampered relative returns but to a smaller extent.

•Holdings such as an overweight allocation to MicroStrategy within the IT sector detracted from relative returns.

Portfolio Performance

	Class E $25,777	Russell 3000 Index $32,604	MSCI U.S. Small Cap Growth Index $24,369
12/2014	$10,000	$10,000	$10,000
12/2015	$10,261	$10,048	$9,695
12/2016	$11,446	$11,327	$10,998
12/2017	$14,043	$13,721	$13,358
12/2018	$13,107	$13,002	$12,151
12/2019	$17,419	$17,035	$15,736
12/2020	$21,634	$20,593	$21,545
12/2021	$24,120	$25,877	$24,026
12/2022	$18,745	$20,907	$17,741
12/2023	$22,761	$26,334	$21,691
12/2024	$25,777	$32,604	$24,369

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Small Cap Growth Portfolio - Class E	13.25%	8.15%	9.93%
Russell 3000 Index	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth Index	12.35%	9.14%	9.32%

Key Fund Statistics

Total Net Assets	$1,123,072,631
# of Portfolio Investments	361
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$5,437,076

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sprouts Farmers Market, Inc.	1.1
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Descartes Systems Group, Inc.	0.8
Fabrinet	0.7
Wingstop, Inc.	0.7
Louisiana-Pacific Corp.	0.7

Top 10 Sectors

Value	Value
Real Estate	0.4
Communication Services	2.0
Energy	4.1
Consumer Staples	4.8
Materials	4.9
Financials	6.4
Consumer Discretionary	13.5
Information Technology	19.8
Health Care	20.5
Industrials	23.0

Top 10 Countries

Value	Value
Denmark	0.1
Ireland	0.1
Netherlands	0.1
Singapore	0.1
Israel	0.2
United Kingdom	0.6
Puerto Rico	0.6
Thailand	0.7
Canada	0.8
United States	96.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio: Class G

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class G	$83	0.78%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2024, the Portfolio posted positive returns and outperformed the benchmark, the MSCI U.S. Small Cap Growth Index. Overall, security selection drove relative performance. U.S. stocks advanced during the period, buoyed by generally favorable corporate earnings and continuing interest in companies expected to benefit from artificial intelligence developments. Market volatility increased, however, amid concerns that President-elect Trump’s plans to implement tariffs on various imports could lead to higher inflation, while his expected tax policies could stimulate an already strong economy and hinder the U.S. Federal Reserve’s ability to reduce short-term interest rates.

Top Contributors:

•The Consumer Discretionary sector was a notable contributor to relative returns, driven by stock selection such as Carvana.

•The Health Care sector contributed to relative returns, driven by stock selection such as Insmed.

•The Industrials sector boosted relative results, driven by favorable security selection such as Vertiv Holdings.

Top Detractors:

•Stock selection in Information Technology (“IT”) was a detractor from relative results.

•An overweight allocation to the IT sector also hampered relative returns but to a smaller extent.

•Holdings such as an overweight allocation to MicroStrategy within the IT sector detracted from relative returns.

Portfolio Performance

	Class G $25,341	Russell 3000 Index $32,604	MSCI U.S. Small Cap Growth Index $24,369
12/2014	$10,000	$10,000	$10,000
12/2015	$10,251	$10,048	$9,695
12/2016	$11,392	$11,327	$10,998
12/2017	$13,951	$13,721	$13,358
12/2018	$12,997	$13,002	$12,151
12/2019	$17,254	$17,035	$15,736
12/2020	$21,395	$20,593	$21,545
12/2021	$23,822	$25,877	$24,026
12/2022	$18,486	$20,907	$17,741
12/2023	$22,413	$26,334	$21,691
12/2024	$25,341	$32,604	$24,369

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
T. Rowe Price Small Cap Growth Portfolio - Class G	13.07%	7.99%	9.74%
Russell 3000 Index	23.81%	13.86%	12.55%
MSCI U.S. Small Cap Growth Index	12.35%	9.14%	9.32%

Key Fund Statistics

Total Net Assets	$1,123,072,631
# of Portfolio Investments	361
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$5,437,076

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sprouts Farmers Market, Inc.	1.1
Murphy USA, Inc.	1.0
Encompass Health Corp.	0.9
Rambus, Inc.	0.9
Ensign Group, Inc.	0.8
Coca-Cola Consolidated, Inc.	0.8
Descartes Systems Group, Inc.	0.8
Fabrinet	0.7
Wingstop, Inc.	0.7
Louisiana-Pacific Corp.	0.7

Top 10 Sectors

Value	Value
Real Estate	0.4
Communication Services	2.0
Energy	4.1
Consumer Staples	4.8
Materials	4.9
Financials	6.4
Consumer Discretionary	13.5
Information Technology	19.8
Health Care	20.5
Industrials	23.0

Top 10 Countries

Value	Value
Denmark	0.1
Ireland	0.1
Netherlands	0.1
Singapore	0.1
Israel	0.2
United Kingdom	0.6
Puerto Rico	0.6
Thailand	0.7
Canada	0.8
United States	96.5

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the VanEck Global Natural Resources Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$76	0.77%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the S&P Global Natural Resources Index, over the twelve-month period ended December 31, 2024. Security selection in the Oil & Gas and Agriculture sectors emerged as the largest contributors to relative performance. Additionally, overweight positioning and strong security selection in Gold & Precious Metals further boosted results. However, the Portfolio’s underweight allocation to Paper & Forest Products represented the largest detractor from relative returns. On the whole, 2024 presented several challenges for resource equities, including China's weaker-than-expected recovery, a subdued global growth outlook, and the anticipation of higher tariffs under the new administration. These factors particularly impacted the asset class during the latter months of the year.

Top Contributors:

•Out of benchmark positions in Pilgrim’s Pride, PetroChina, Kinross, and JBS.

•Zero exposure to BHP Group.

Top Detractors:

•Zero exposure to DS Smith, Smurfit WestRock, and International Paper Company.

•Out of benchmark positions in Sunnova Energy and Arcadium Lithium.

Portfolio Performance

	Class A $11,438	Russell 3000 Index $32,604	S&P Global Natural Resources Index $16,772	S&P North American Natural Resources Sector Index $15,862
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$6,736	$10,048	$7,600	$7,572
12/2016	$9,718	$11,327	$10,054	$9,910
12/2017	$9,658	$13,721	$12,332	$10,032
12/2018	$6,892	$13,002	$10,782	$7,918
12/2019	$7,759	$17,035	$12,636	$9,314
12/2020	$9,434	$20,593	$12,723	$7,544
12/2021	$11,210	$25,877	$15,928	$10,557
12/2022	$12,134	$20,907	$17,573	$14,154
12/2023	$11,710	$26,334	$18,289	$14,672
12/2024	$11,438	$32,604	$16,772	$15,862

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
VanEck Global Natural Resources Portfolio - Class A	(2.33%)	8.07%	1.35%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P Global Natural Resources Index	(8.30%)	5.83%	5.31%
S&P North American Natural Resources Sector Index	8.11%	11.23%	4.72%

Key Fund Statistics

Total Net Assets	$728,914,149
# of Portfolio Investments	88
Portfolio Turnover Rate	63%
Total Advisory Fees Paid	$5,915,083

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Exxon Mobil Corp.	4.8
Shell PLC	4.8
Freeport-McMoRan, Inc.	3.0
TotalEnergies SE	3.0
JBS SA	3.0
Glencore PLC	3.0
Anglo American PLC	2.8
Corteva, Inc.	2.7
Chevron Corp.	2.5
MasTec, Inc.	2.3

Top Sectors

Value	Value
Utilities	1.6
Financials	2.0
Real Estate	2.0
Industrials	7.2
Consumer Staples	9.5
Energy	34.6
Materials	41.5

Top 10 Countries

Value	Value
Netherlands	0.8
United Kingdom	0.9
Turkey	0.9
China	1.2
Brazil	1.7
South Africa	3.7
Australia	4.8
France	5.1
Canada	18.1
United States	60.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the VanEck Global Natural Resources Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$101	1.02%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the S&P Global Natural Resources Index, over the twelve-month period ended December 31, 2024. Security selection in the Oil & Gas and Agriculture sectors emerged as the largest contributors to relative performance. Additionally, overweight positioning and strong security selection in Gold & Precious Metals further boosted results. However, the Portfolio’s underweight allocation to Paper & Forest Products represented the largest detractor from relative returns. On the whole, 2024 presented several challenges for resource equities, including China's weaker-than-expected recovery, a subdued global growth outlook, and the anticipation of higher tariffs under the new administration. These factors particularly impacted the asset class during the latter months of the year.

Top Contributors:

•Out of benchmark positions in Pilgrim’s Pride, PetroChina, Kinross, and JBS.

•Zero exposure to BHP Group.

Top Detractors:

•Zero exposure to DS Smith, Smurfit WestRock, and International Paper Company.

•Out of benchmark positions in Sunnova Energy and Arcadium Lithium.

Portfolio Performance

	Class B $11,160	Russell 3000 Index $32,604	S&P Global Natural Resources Index $16,772	S&P North American Natural Resources Sector Index $15,862
12/2014	$10,000	$10,000	$10,000	$10,000
12/2015	$6,724	$10,048	$7,600	$7,572
12/2016	$9,666	$11,327	$10,054	$9,910
12/2017	$9,594	$13,721	$12,332	$10,032
12/2018	$6,826	$13,002	$10,782	$7,918
12/2019	$7,669	$17,035	$12,636	$9,314
12/2020	$9,293	$20,593	$12,723	$7,544
12/2021	$11,013	$25,877	$15,928	$10,557
12/2022	$11,891	$20,907	$17,573	$14,154
12/2023	$11,459	$26,334	$18,289	$14,672
12/2024	$11,160	$32,604	$16,772	$15,862

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
VanEck Global Natural Resources Portfolio - Class B	(2.60%)	7.79%	1.10%
Russell 3000 Index	23.81%	13.86%	12.55%
S&P Global Natural Resources Index	(8.30%)	5.83%	5.31%
S&P North American Natural Resources Sector Index	8.11%	11.23%	4.72%

Key Fund Statistics

Total Net Assets	$728,914,149
# of Portfolio Investments	88
Portfolio Turnover Rate	63%
Total Advisory Fees Paid	$5,915,083

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Exxon Mobil Corp.	4.8
Shell PLC	4.8
Freeport-McMoRan, Inc.	3.0
TotalEnergies SE	3.0
JBS SA	3.0
Glencore PLC	3.0
Anglo American PLC	2.8
Corteva, Inc.	2.7
Chevron Corp.	2.5
MasTec, Inc.	2.3

Top Sectors

Value	Value
Utilities	1.6
Financials	2.0
Real Estate	2.0
Industrials	7.2
Consumer Staples	9.5
Energy	34.6
Materials	41.5

Top 10 Countries

Value	Value
Netherlands	0.8
United Kingdom	0.9
Turkey	0.9
China	1.2
Brazil	1.7
South Africa	3.7
Australia	4.8
France	5.1
Canada	18.1
United States	60.9

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management Strategic Bond Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$57	0.56%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened generating positive excess returns. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. The Western Asset Management Strategic Bond Opporttunities Portfolio outperfomed the Bloomberg U.S. Aggregate Bond Index over the 12-month period that ended on December 31, 2024, which was driven by positive asset allocation.

Top Contributors:

•The most significant contributor to performance was the Portfolio's tactical credit exposure, including High Yield Corporates and Bank Loans as spreads tightened over the year.

•The Portfolio’s exposure to Structured Products was also a positive contributor in the aggregate as spreads generally tightened, and was driven mainly by non-Agency Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

•The Portfolio’s Emerging Markets currency positioning detracted, driven by Mexican peso and Brazilian real exposure, as both currencies weakened versus the U.S. Dollar.

•The Portfolio’s macro positioning, including the effects of both duration and yield curve, detracted. Yield curve positioning, where duration was overweight versus the index in short- to intermediate-dated maturities, detracted and offset the positive effect of overall underweight duration exposure as Treasury yields rose.

Portfolio Performance

	Class A $13,373	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$9,828	$10,055
12/2016	$10,669	$10,321
12/2017	$11,547	$10,687
12/2018	$11,108	$10,688
12/2019	$12,718	$11,620
12/2020	$13,597	$12,492
12/2021	$13,980	$12,299
12/2022	$11,651	$10,699
12/2023	$12,751	$11,291
12/2024	$13,373	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management Strategic Bond Opportunities Portfolio - Class A	4.88%	1.01%	2.95%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,015,816,316
# of Portfolio Investments	924
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$11,283,567

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	2.9
Federal National Mortgage Association Connecticut Avenue Securities Trust	1.5
Mcclatchy Media Co. LLC	1.4
Mexico Bonos	1.4
CSC Holdings LLC	1.2
Occidental Petroleum Corp.	1.1
BX Commercial Mortgage Trust	1.1
Federal Home Loan Mortgage Corp. STACR REMICS Trust	1.1
CSMC Trust	1.1
Inter-American Development Bank	1.0

Asset Allocation

Value	Value
Municipals	0.0Footnote Reference*
Common Stocks	0.0Footnote Reference*
Convertible Bonds	0.2
Convertible Preferred Stocks	0.3
Short-Term Investments	0.7
Foreign Government	5.6
U.S. Treasury & Government Agencies	8.0
Asset-Backed Securities	11.0
Mortgage-Backed Securities	13.8
Floating Rate Loans	17.7
Corporate Bonds & Notes	40.4
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management Strategic Bond Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$83	0.81%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened generating positive excess returns. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. The Western Asset Management Strategic Bond Opporttunities Portfolio outperfomed the Bloomberg U.S. Aggregate Bond Index over the 12-month period that ended on December 31, 2024, which was driven by positive asset allocation.

Top Contributors:

•The most significant contributor to performance was the Portfolio's tactical credit exposure, including High Yield Corporates and Bank Loans as spreads tightened over the year.

•The Portfolio’s exposure to Structured Products was also a positive contributor in the aggregate as spreads generally tightened, and was driven mainly by non-Agency Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

•The Portfolio’s Emerging Markets currency positioning detracted, driven by Mexican peso and Brazilian real exposure, as both currencies weakened versus the U.S. Dollar.

•The Portfolio’s macro positioning, including the effects of both duration and yield curve, detracted. Yield curve positioning, where duration was overweight versus the index in short- to intermediate-dated maturities, detracted and offset the positive effect of overall underweight duration exposure as Treasury yields rose.

Portfolio Performance

	Class B $13,034	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$9,800	$10,055
12/2016	$10,614	$10,321
12/2017	$11,455	$10,687
12/2018	$10,994	$10,688
12/2019	$12,559	$11,620
12/2020	$13,390	$12,492
12/2021	$13,739	$12,299
12/2022	$11,413	$10,699
12/2023	$12,465	$11,291
12/2024	$13,034	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management Strategic Bond Opportunities Portfolio - Class B	4.57%	0.75%	2.69%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,015,816,316
# of Portfolio Investments	924
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$11,283,567

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	2.9
Federal National Mortgage Association Connecticut Avenue Securities Trust	1.5
Mcclatchy Media Co. LLC	1.4
Mexico Bonos	1.4
CSC Holdings LLC	1.2
Occidental Petroleum Corp.	1.1
BX Commercial Mortgage Trust	1.1
Federal Home Loan Mortgage Corp. STACR REMICS Trust	1.1
CSMC Trust	1.1
Inter-American Development Bank	1.0

Asset Allocation

Value	Value
Municipals	0.0Footnote Reference*
Common Stocks	0.0Footnote Reference*
Convertible Bonds	0.2
Convertible Preferred Stocks	0.3
Short-Term Investments	0.7
Foreign Government	5.6
U.S. Treasury & Government Agencies	8.0
Asset-Backed Securities	11.0
Mortgage-Backed Securities	13.8
Floating Rate Loans	17.7
Corporate Bonds & Notes	40.4
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management Strategic Bond Opportunities Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$73	0.71%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened generating positive excess returns. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. The Western Asset Management Strategic Bond Opporttunities Portfolio outperfomed the Bloomberg U.S. Aggregate Bond Index over the 12-month period that ended on December 31, 2024, which was driven by positive asset allocation.

Top Contributors:

•The most significant contributor to performance was the Portfolio's tactical credit exposure, including High Yield Corporates and Bank Loans as spreads tightened over the year.

•The Portfolio’s exposure to Structured Products was also a positive contributor in the aggregate as spreads generally tightened, and was driven mainly by non-Agency Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

•The Portfolio’s Emerging Markets currency positioning detracted, driven by Mexican peso and Brazilian real exposure, as both currencies weakened versus the U.S. Dollar.

•The Portfolio’s macro positioning, including the effects of both duration and yield curve, detracted. Yield curve positioning, where duration was overweight versus the index in short- to intermediate-dated maturities, detracted and offset the positive effect of overall underweight duration exposure as Treasury yields rose.

Portfolio Performance

	Class E $13,171	Bloomberg U.S. Aggregate Bond Index $11,432
12/2014	$10,000	$10,000
12/2015	$9,810	$10,055
12/2016	$10,642	$10,321
12/2017	$11,492	$10,687
12/2018	$11,042	$10,688
12/2019	$12,620	$11,620
12/2020	$13,475	$12,492
12/2021	$13,837	$12,299
12/2022	$11,515	$10,699
12/2023	$12,586	$11,291
12/2024	$13,171	$11,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management Strategic Bond Opportunities Portfolio - Class E	4.65%	0.86%	2.79%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

Key Fund Statistics

Total Net Assets	$2,015,816,316
# of Portfolio Investments	924
Portfolio Turnover Rate	53%
Total Advisory Fees Paid	$11,283,567

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	2.9
Federal National Mortgage Association Connecticut Avenue Securities Trust	1.5
Mcclatchy Media Co. LLC	1.4
Mexico Bonos	1.4
CSC Holdings LLC	1.2
Occidental Petroleum Corp.	1.1
BX Commercial Mortgage Trust	1.1
Federal Home Loan Mortgage Corp. STACR REMICS Trust	1.1
CSMC Trust	1.1
Inter-American Development Bank	1.0

Asset Allocation

Value	Value
Municipals	0.0Footnote Reference*
Common Stocks	0.0Footnote Reference*
Convertible Bonds	0.2
Convertible Preferred Stocks	0.3
Short-Term Investments	0.7
Foreign Government	5.6
U.S. Treasury & Government Agencies	8.0
Asset-Backed Securities	11.0
Mortgage-Backed Securities	13.8
Floating Rate Loans	17.7
Corporate Bonds & Notes	40.4
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio: Class A

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management U.S. Government Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$51	0.50%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened, generating positive excess returns. U.S. data releases reinforced the trend of a resilient labor market and above trend economic growth. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. Inflation data -- headline and core Consumer Price Index readings released in December both rose 0.3% month-over-month ("MoM"), and 2.7% and 3.3% year-over-year ("YoY"), respectively. Core Personal Consumption Expenditures price index inflation, which the Fed targets and which excludes food and energy prices, rose 0.1% MoM and 2.8% YoY. Risk assets were weaker as credit spreads generally widened, the S&P 500 Index fell and the U.S. dollar strengthened versus most currencies.

Top Contributors:

•The most significant contributor to the Portfolio’s performance relative to the benchmark over the 12-month period was the Government Agency allocation.

•The Portfolio’s yield curve exposure was the second largest contributor to excess return.

•The Portfolio’s Agency Mortgage-Backed Securities positioning was the third largest contributor to excess return.

Top Detractors:

•The Portfolio’s duration positioning was the only detractor to performance over the year.

•Duration detracted from performance over the periods of February, April, October and December given the excess duration stance relative to the benchmark over those periods.

Portfolio Performance

	Class A $11,251	Bloomberg U.S. Aggregate Bond Index $11,432	Bloomberg U.S. Intermediate Government Bond Index $11,308
12/2014	$10,000	$10,000	$10,000
12/2015	$10,057	$10,055	$10,118
12/2016	$10,186	$10,321	$10,225
12/2017	$10,383	$10,687	$10,341
12/2018	$10,484	$10,688	$10,488
12/2019	$11,116	$11,620	$11,034
12/2020	$11,699	$12,492	$11,666
12/2021	$11,521	$12,299	$11,469
12/2022	$10,483	$10,699	$10,582
12/2023	$10,994	$11,291	$11,038
12/2024	$11,251	$11,432	$11,308

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management U.S. Government Portfolio - Class A	2.34%	0.24%	1.19%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
Bloomberg U.S. Intermediate Government Bond Index	2.44%	0.49%	1.24%

Key Fund Statistics

Total Net Assets	$1,306,226,785
# of Portfolio Investments	862
Portfolio Turnover Rate	161%
Total Advisory Fees Paid	$6,486,858

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	14.2
U.S. Treasury Notes	13.7
Federal Home Loan Mortgage Corp.	11.6
Federal Farm Credit Banks Funding Corp.	8.6
Resolution Funding Corp. Principal STRIPS	7.2
Government National Mortgage Association	7.2
Federal Home Loan Banks	6.9
Uniform Mortgage-Backed Security, TBA	4.6
U.S. Treasury Inflation-Indexed Notes	3.6
Private Export Funding Corp.	3.4

Asset Allocation

Value	Value
Asset-Backed Securities	0.0Footnote Reference*
Short-Term Investments	0.5
Corporate Bonds & Notes	4.2
Foreign Government	4.2
Mortgage-Backed Securities	4.5
U.S. Treasury & Government Agencies	92.6
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio: Class B

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management U.S. Government Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$76	0.75%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened, generating positive excess returns. U.S. data releases reinforced the trend of a resilient labor market and above trend economic growth. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. Inflation data -- headline and core Consumer Price Index readings released in December both rose 0.3% month-over-month ("MoM"), and 2.7% and 3.3% year-over-year ("YoY"), respectively. Core Personal Consumption Expenditures price index inflation, which the Fed targets and which excludes food and energy prices, rose 0.1% MoM and 2.8% YoY. Risk assets were weaker as credit spreads generally widened, the S&P 500 Index fell and the U.S. dollar strengthened versus most currencies.

Top Contributors:

•The most significant contributor to the Portfolio’s performance relative to the benchmark over the 12-month period was the Government Agency allocation.

•The Portfolio’s yield curve exposure was the second largest contributor to excess return.

•The Portfolio’s Agency Mortgage-Backed Securities positioning was the third largest contributor to excess return.

Top Detractors:

•The Portfolio’s duration positioning was the only detractor to performance over the year.

•Duration detracted from performance over the periods of February, April, October and December given the excess duration stance relative to the benchmark over those periods.

Portfolio Performance

	Class B $10,971	Bloomberg U.S. Aggregate Bond Index $11,432	Bloomberg U.S. Intermediate Government Bond Index $11,308
12/2014	$10,000	$10,000	$10,000
12/2015	$10,031	$10,055	$10,118
12/2016	$10,133	$10,321	$10,225
12/2017	$10,303	$10,687	$10,341
12/2018	$10,375	$10,688	$10,488
12/2019	$10,974	$11,620	$11,034
12/2020	$11,513	$12,492	$11,666
12/2021	$11,310	$12,299	$11,469
12/2022	$10,273	$10,699	$10,582
12/2023	$10,745	$11,291	$11,038
12/2024	$10,971	$11,432	$11,308

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management U.S. Government Portfolio - Class B	2.09%	(0.01%)	0.93%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
Bloomberg U.S. Intermediate Government Bond Index	2.44%	0.49%	1.24%

Key Fund Statistics

Total Net Assets	$1,306,226,785
# of Portfolio Investments	862
Portfolio Turnover Rate	161%
Total Advisory Fees Paid	$6,486,858

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	14.2
U.S. Treasury Notes	13.7
Federal Home Loan Mortgage Corp.	11.6
Federal Farm Credit Banks Funding Corp.	8.6
Resolution Funding Corp. Principal STRIPS	7.2
Government National Mortgage Association	7.2
Federal Home Loan Banks	6.9
Uniform Mortgage-Backed Security, TBA	4.6
U.S. Treasury Inflation-Indexed Notes	3.6
Private Export Funding Corp.	3.4

Asset Allocation

Value	Value
Asset-Backed Securities	0.0Footnote Reference*
Short-Term Investments	0.5
Corporate Bonds & Notes	4.2
Foreign Government	4.2
Mortgage-Backed Securities	4.5
U.S. Treasury & Government Agencies	92.6
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio: Class E

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about the Western Asset Management U.S. Government Portfolio (the "Portfolio") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$66	0.65%

Management Discussion of Portfolio Performance

The fixed-income market experienced volatility in 2024, including fluctuating U.S. Treasury yields which ultimately ended the year higher, while credit spreads on most spread sectors tightened, generating positive excess returns. U.S. data releases reinforced the trend of a resilient labor market and above trend economic growth. Inflation continued to slow, bringing it close to the U.S. Federal Reserve's (the "Fed") target of 2%, which allowed the Fed to finally cut interest rates by 100 basis points over the course of the year. Inflation data -- headline and core Consumer Price Index readings released in December both rose 0.3% month-over-month ("MoM"), and 2.7% and 3.3% year-over-year ("YoY"), respectively. Core Personal Consumption Expenditures price index inflation, which the Fed targets and which excludes food and energy prices, rose 0.1% MoM and 2.8% YoY. Risk assets were weaker as credit spreads generally widened, the S&P 500 Index fell and the U.S. dollar strengthened versus most currencies.

Top Contributors:

•The most significant contributor to the Portfolio’s performance relative to the benchmark over the 12-month period was the Government Agency allocation.

•The Portfolio’s yield curve exposure was the second largest contributor to excess return.

•The Portfolio’s Agency Mortgage-Backed Securities positioning was the third largest contributor to excess return.

Top Detractors:

•The Portfolio’s duration positioning was the only detractor to performance over the year.

•Duration detracted from performance over the periods of February, April, October and December given the excess duration stance relative to the benchmark over those periods.

Portfolio Performance

	Class E $11,086	Bloomberg U.S. Aggregate Bond Index $11,432	Bloomberg U.S. Intermediate Government Bond Index $11,308
12/2014	$10,000	$10,000	$10,000
12/2015	$10,040	$10,055	$10,118
12/2016	$10,160	$10,321	$10,225
12/2017	$10,340	$10,687	$10,341
12/2018	$10,423	$10,688	$10,488
12/2019	$11,036	$11,620	$11,034
12/2020	$11,589	$12,492	$11,666
12/2021	$11,403	$12,299	$11,469
12/2022	$10,362	$10,699	$10,582
12/2023	$10,849	$11,291	$11,038
12/2024	$11,086	$11,432	$11,308

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Western Asset Management U.S. Government Portfolio - Class E	2.18%	0.09%	1.04%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
Bloomberg U.S. Intermediate Government Bond Index	2.44%	0.49%	1.24%

Key Fund Statistics

Total Net Assets	$1,306,226,785
# of Portfolio Investments	862
Portfolio Turnover Rate	161%
Total Advisory Fees Paid	$6,486,858

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal National Mortgage Association	14.2
U.S. Treasury Notes	13.7
Federal Home Loan Mortgage Corp.	11.6
Federal Farm Credit Banks Funding Corp.	8.6
Resolution Funding Corp. Principal STRIPS	7.2
Government National Mortgage Association	7.2
Federal Home Loan Banks	6.9
Uniform Mortgage-Backed Security, TBA	4.6
U.S. Treasury Inflation-Indexed Notes	3.6
Private Export Funding Corp.	3.4

Asset Allocation

Value	Value
Asset-Backed Securities	0.0Footnote Reference*
Short-Term Investments	0.5
Corporate Bonds & Notes	4.2
Foreign Government	4.2
Mortgage-Backed Securities	4.5
U.S. Treasury & Government Agencies	92.6
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2023 and December 31, 2024 were $1,498,318 and $1,550,567, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2023 and December 31, 2024, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2023 and December 31, 2024 were $194,870 and $195,065, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2023 and December 31, 2024.

During the fiscal years ended December 31, 2023 and December 31, 2024, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2023 and December 31, 2024 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2023 and December 31, 2024, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2023 and 2024 were $57,780 and $48,257, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 7(a) of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are included as part of the Financial Statements filed under Item 7(a) of this Form.

Brighthouse Funds Trust II
Annual Financial Statements
December 31, 2024

Brighthouse Funds Trust II
Table of Contents

Section ASchedule of Investments (Item 6), Financial Statements and Financial Highlights (Item 7)
Glossary of Abbreviations	BHFTII-2
Baillie Gifford International Stock Portfolio	BHFTII-3
BlackRock Bond Income Portfolio	BHFTII-11
BlackRock Capital Appreciation Portfolio	BHFTII-65
BlackRock Ultra-Short Term Bond Portfolio	BHFTII-71
Brighthouse Asset Allocation 20 Portfolio	BHFTII-79
Brighthouse Asset Allocation 40 Portfolio	BHFTII-85
Brighthouse Asset Allocation 60 Portfolio	BHFTII-91
Brighthouse Asset Allocation 80 Portfolio	BHFTII-97
Brighthouse/Artisan Mid Cap Value Portfolio	BHFTII-103
Brighthouse/Dimensional International Small Company Portfolio	BHFTII-111
Brighthouse/Wellington Balanced Portfolio	BHFTII-151
Brighthouse/Wellington Core Equity Opportunities Portfolio	BHFTII-179
Frontier Mid Cap Growth Portfolio	BHFTII-186
Jennison Growth Portfolio	BHFTII-194
Loomis Sayles Small Cap Core Portfolio	BHFTII-201
Loomis Sayles Small Cap Growth Portfolio	BHFTII-210
MetLife Aggregate Bond Index Portfolio	BHFTII-218
MetLife Mid Cap Stock Index Portfolio	BHFTII-245
MetLife MSCI EAFE Index Portfolio	BHFTII-258
MetLife Russell 2000 Index Portfolio	BHFTII-273
MetLife Stock Index Portfolio	BHFTII-299
MFS® Total Return Portfolio	BHFTII-314
MFS® Value Portfolio	BHFTII-333
Neuberger Berman Genesis Portfolio	BHFTII-341
T. Rowe Price Large Cap Growth Portfolio	BHFTII-348
T. Rowe Price Small Cap Growth Portfolio	BHFTII-359
VanEck Global Natural Resources Portfolio	BHFTII-370
Western Asset Management Strategic Bond Opportunities Portfolio	BHFTII-377
Western Asset Management U.S. Government Portfolio	BHFTII-407
Section BNotes to Financial Statements	BHFTII-422
Section CReport of Independent Registered Public Accounting Firm	BHFTII-442
Section DBoard of Trustees’ Consideration of Advisory and Sub-Advisory Agreements (Item 11)	BHFTII-444
Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Item 8)
Not applicable
Proxy Disclosures for Open-End Management Investment Companies (Item 9)
Not applicable
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Item 10)
Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies is included under Statements of Operations in the Financial Statements under Item 7 above.

Brighthouse Funds Trust II
Glossary of Abbreviations

Counterparties

(ANZ)	— Australia & New Zealand Banking Corp.
(BBP)	— Barclays Bank PLC
(BNP)	— BNP Paribas SA
(BNY)	— Bank of New York Mellon
(BOA)	— Bank of America NA
(CBNA)	— Citibank NA
(CIBC)	— Canadian Imperial Bank of Commerce
(CSI)	— Credit Suisse International
(DBAG)	— Deutsche Bank AG
(GSBU)	— Goldman Sachs Bank USA
(GSC)	— Goldman Sachs & Co.
(GSI)	— Goldman Sachs International
(HSBC)	— HSBC Bank PLC
(JPMC)	— JPMorgan Chase Bank NA
(MSC)	— Morgan Stanley & Co.
(MSCS)	— Morgan Stanley Capital Services LLC
(MSIP)	— Morgan Stanley & Co. International PLC
(NIP)	— Nomura International PLC
(NWM)	— NatWest Markets PLC
(RBC)	— Royal Bank of Canada
(SCB)	— Standard Chartered Bank
(SG)	— Societe Generale Paris
(SSBT)	— State Street Bank and Trust Co.
(TDB)	— Toronto Dominion Bank
(UBSA)	— UBS AG
Currencies

(AUD)	— Australian Dollar
(BRL)	— Brazilian Real
(CAD)	— Canadian Dollar
(CHF)	— Swiss Franc
(CLP)	— Chilean Peso
(CNH)	— Chinese Renminbi
(CNY)	— Chinese Yuan
(COP)	— Colombian Peso
(CZK)	— Czech Koruna
(DOP)	— Dominican Peso
(EGP)	— Egypt Pound
(EUR)	— Euro
(GBP)	— British Pound
(HUF)	— Hungarian Forint
(IDR)	— Indonesian Rupiah
(INR)	— Indian Rupee
(JMD)	— Jamaica Dollar
(JPY)	— Japanese Yen
(KRW)	— South Korean Won
(KZT)	— Kazakhstan Tenge
(MXN)	— Peso
(NOK)	— Norwegian Krone
(PEN)	— Peruvian Nuevo Sol
(PHP)	— Philippine Peso
(PLN)	— Polish Zloty
(SEK)	— Swedish Krona
(SGD)	— Singapore Dollar
(THB)	— Thai Baht
(TRY)	— Turkish Lira
(USD)	— United States Dollar
(UYU)	— Uruguay Peso
(ZAR)	— South African Rand
Index Abbreviations

(CAMARA)	— Chilean Average Chamber Index
(CDI)	— Brazil Interbank Deposit Rate
(CDX.NA.HY)	— Markit North America High Yield CDS Index
(CMBX.NA.AAA)	— Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)	— Markit North America BBB- Rated CMBS Index
(COP-IBR)	— Colombian Peso Overnight Interbank Rate
(CPI)	— Consumer Price Index
(EURIBOR)	— Euro Interbank Offered Rate
(FEDEFF)	— Effective Federal Funds Rate
(H15)	— U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)	— Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)	— Markit iTraxx Europe Crossover CDS Index
(ITRX.FINSR)	— Markit iTraxx Europe Senior Financial CDS Index
(JIBAR)	— Johannnesberg Interbank Average Rate
(MTA)	— Monthly Treasury Average Index
(OBFR)	— U.S. Overnight Bank Funding Rate
(PRIBOR)	— Prague Interbank Offered Rate
(PRIME)	— U.S. Federal Reserve Prime Rate
(RFUCCT)	— Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR)	— Secured Overnight Financing Rate
(SOFR30A)	— Secured Overnight Financing Rate 30-Day Average
(SOFR90A)	— Secured Overnight Financing Rate 90-Day Average
(SONIA)	— Sterling Overnight Interbank Average Rate
(TIIE)	— Mexican Interbank Equilibrium Interest Rate
(TSFR)	— Term Secured Overnight Financing Rate
(UKG)	— U.K. Government Bond
(UST)	— U.S. Treasury Bill Rate
(WIBOR)	— Warsaw Interbank Offered Rate
Other Abbreviations

(ACES)	— Alternative Credit Enhancement Securities
(ADR)	— American Depositary Receipt
(ARM)	— Adjustable-Rate Mortgage
(CDO)	— Collateralized Debt Obligation
(CDS)	— Credit Default Swap
(CLO)	— Collateralized Loan Obligation
(CMS)	— Constant Maturity Swap
(DAC)	— Designated Activity Company
(ETF)	— Exchange-Traded Fund
(ICE)	— Intercontinental Exchange, Inc.
(IG)	— Investment Grade
(IRS)	— Interest Rate Swap
(REIT)	— Real Estate Investment Trust
(REMICS)	— Real Estate Mortgage Investment Conduit
(STACR)	— Structured Agency Credit Risk
BHFTII-2

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia — 1.8%
Rio Tinto PLC	402,020	$23,664,335
Brazil — 3.7%
MercadoLibre, Inc. (a)	28,652	48,721,007
Canada — 5.7%
Constellation Software, Inc.	8,525	26,361,166
Lumine Group, Inc. (a) (b)	496,946	14,222,657
Shopify, Inc. - Class A (a)	146,868	15,616,474
Stella-Jones, Inc.	152,179	7,536,696
TFI International, Inc.	91,806	12,405,577
		76,142,570
China — 7.2%
Kweichow Moutai Co. Ltd. - Class A	46,300	9,648,264
Meituan - Class B (a)	487,370	9,455,843
Ping An Insurance Group Co. of China Ltd. - Class H	1,498,000	8,816,815
Silergy Corp.	623,000	7,682,999
Tencent Holdings Ltd.	804,100	42,972,131
Tencent Music Entertainment Group (ADR)	1,501,489	17,041,900
		95,617,952
Denmark — 5.2%
Ambu AS - Class B (b)	361,623	5,223,188
Demant AS (a)	281,388	10,377,330
DSV AS (b)	154,505	32,711,626
Novonesis (Novozymes) - B Shares	357,509	20,175,760
		68,487,904
Finland — 0.8%
Kone OYJ - Class B	212,825	10,349,539
France — 6.5%
Danone SA	372,473	25,061,652
Dassault Systemes SE	460,906	15,930,835
Edenred SE	453,771	14,823,616
LVMH Moet Hennessy Louis Vuitton SE	23,515	15,376,203
Nexans SA	73,789	7,907,024
Sartorius Stedim Biotech	38,107	7,431,492
		86,530,822
Germany — 9.2%
BioNTech SE (ADR) (a)	66,903	7,623,597
Deutsche Boerse AG	126,941	29,250,678
Rational AG	15,742	13,415,092
SAP SE	160,707	39,330,323
Scout24 SE	376,476	33,183,976
		122,803,666
Hong Kong — 1.3%
AIA Group Ltd.	2,448,000	17,708,661
India — 4.5%
HDFC Bank Ltd.	1,219,950	25,222,274
ICICI Lombard General Insurance Co. Ltd.	664,939	13,884,343
Security Description	Shares	Value
India — (Continued)
Reliance Industries Ltd.	1,469,819	$20,836,386
		59,943,003
Ireland — 1.7%
Kingspan Group PLC	312,618	22,738,320
Italy — 4.4%
FinecoBank Banca Fineco SpA	1,320,372	23,072,280
Ryanair Holdings PLC (ADR)	688,106	29,994,541
Technoprobe SpA (a) (b)	881,876	5,218,422
		58,285,243
Japan — 12.2%
FANUC Corp.	302,700	7,907,467
Keyence Corp.	28,800	11,718,796
Money Forward, Inc. (a)	301,800	9,157,005
MonotaRO Co. Ltd. (b)	885,600	14,883,646
NIDEC Corp.	352,200	6,321,588
Nihon M&A Center Holdings, Inc.	2,806,500	11,698,410
Nintendo Co. Ltd.	264,700	15,418,451
Olympus Corp.	824,100	12,274,599
Recruit Holdings Co. Ltd.	268,500	18,681,341
Shimano, Inc. (b)	77,600	10,468,320
SMC Corp.	29,700	11,564,835
Sony Group Corp.	1,490,600	31,490,165
		161,584,623
Kazakhstan — 0.8%
Kaspi.KZ JSC (ADR)	110,453	10,461,004
Netherlands — 6.5%
Adyen NV (a)	14,917	22,006,821
ASML Holding NV	25,986	18,275,491
EXOR NV	142,069	12,976,072
IMCD NV	123,078	18,227,663
Topicus.com, Inc.	180,958	15,300,452
		86,786,499
Norway — 0.2%
Aker Carbon Capture ASA (a)	5,700,642	3,176,797
Panama — 0.6%
Copa Holdings SA - Class A	95,872	8,425,231
Russia — 0.0%
GMK Norilskiy Nickel PAO (a) (c) (d)	3,921,000	0
MMC Norilsk Nickel PJSC (ADR) (a) (c) (d)	7	0
		0
Singapore — 1.2%
Sea Ltd. (ADR) (a)	149,589	15,871,393
South Africa — 1.4%
Discovery Ltd.	1,841,977	19,010,610
See accompanying notes to financial statements.
BHFTII-3

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Securities Lending Reinvestments (e)—0.6%
Security Description	Shares/ Principal Amount*	Value
South Korea — 2.9%
Coupang, Inc. (a)	637,593	$14,014,294
Samsung Electronics Co. Ltd.	696,984	25,153,165
		39,167,459
Spain — 1.6%
Amadeus IT Group SA	300,307	21,125,773
Sweden — 2.2%
Atlas Copco AB - B Shares	1,740,097	23,559,404
MIPS AB	135,183	5,737,249
		29,296,653
Switzerland — 1.3%
Cie Financiere Richemont SA - Class A	108,992	16,567,195
Taiwan — 5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,125,000	69,388,714
United Kingdom — 2.4%
B&M European Value Retail SA	1,984,118	9,113,968
Oxford Nanopore Technologies PLC (a) (b)	1,670,854	2,694,029
Unilever PLC	352,970	19,989,564
		31,797,561
United States — 8.5%
CRH PLC	412,378	38,244,594
Experian PLC	484,333	20,719,740
Monday.com Ltd. (a)	28,209	6,641,527
Nestle SA	164,718	13,506,810
Roche Holding AG	59,293	16,596,592
Spotify Technology SA (a)	38,770	17,344,923
		113,054,186
Total Common Stocks (Cost $1,105,362,764)		1,316,706,720

Warrants—0.0%
Canada — 0.0%
Constellation Software, Inc., Expires 03/31/40 (a) (Cost $0)	10,541	0

Short-Term Investments—1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25 with a maturity value of $14,464,496; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $14,751,224	14,461,884	14,461,884
Total Short-Term Investments (Cost $14,461,884)		14,461,884

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements — 0.1%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $42,916; collateralized by various Common Stock with an aggregate market value of $47,775	42,905	$42,905
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $400,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $409,720	400,000	400,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $494,088; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $503,847	493,968	493,968
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $250,062; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $255,063	250,000	250,000
		1,186,873

Mutual Funds — 0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (f)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (f)	1,100,000	1,100,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (f)	1,100,000	1,100,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 4.380% (f)	100,000	100,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (f)	1,000,000	1,000,000
		7,300,000
Total Securities Lending Reinvestments (Cost $8,486,873)		8,486,873
Total Investments—100.7% (Cost $1,128,311,521)		1,339,655,477
Other assets and liabilities (net)—(0.7)%		(9,583,266)
Net Assets—100.0%		$1,330,072,211

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $30,842,936 and the collateral received consisted of cash in the amount of
$8,486,873 and non-cash collateral with a value of $24,544,948. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending

See accompanying notes to financial statements.
BHFTII-4

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Schedule of Investments as of December 31, 2024

Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.

Ten Largest Industries as of December 31, 2024 (Unaudited)	% of Net Assets
Software	9.5
Semiconductors & Semiconductor Equipment	7.6
Interactive Media & Services	5.7
Broadline Retail	5.4
Machinery	5.0
Entertainment	4.9
Insurance	4.5
Financial Services	3.7
Banks	3.6
Capital Markets	3.1
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$199,382,352	$0	$452,461,810
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(8,486,873)	$—	$—	$—	$(8,486,873)
Gross amount of recognized liabilities for securities lending transactions					$(8,486,873)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$23,664,335	$—	$23,664,335
Brazil	48,721,007	—	—	48,721,007
Canada	76,142,570	—	—	76,142,570
China	17,041,900	78,576,052	—	95,617,952
Denmark	—	68,487,904	—	68,487,904
Finland	—	10,349,539	—	10,349,539
France	—	86,530,822	—	86,530,822
Germany	7,623,597	115,180,069	—	122,803,666
Hong Kong	—	17,708,661	—	17,708,661
See accompanying notes to financial statements.
BHFTII-5

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
India	$—	$59,943,003	$—	$59,943,003
Ireland	—	22,738,320	—	22,738,320
Italy	29,994,541	28,290,702	—	58,285,243
Japan	—	161,584,623	—	161,584,623
Kazakhstan	10,461,004	—	—	10,461,004
Netherlands	15,300,452	71,486,047	—	86,786,499
Norway	—	3,176,797	—	3,176,797
Panama	8,425,231	—	—	8,425,231
Russia	—	—	0	0
Singapore	15,871,393	—	—	15,871,393
South Africa	—	19,010,610	—	19,010,610
South Korea	14,014,294	25,153,165	—	39,167,459
Spain	—	21,125,773	—	21,125,773
Sweden	—	29,296,653	—	29,296,653
Switzerland	—	16,567,195	—	16,567,195
Taiwan	—	69,388,714	—	69,388,714
United Kingdom	—	31,797,561	—	31,797,561
United States	23,986,450	89,067,736	—	113,054,186
Total Common Stocks	267,582,439	1,049,124,281	0	1,316,706,720
Total Warrants*	—	0	—	0
Total Short-Term Investments*	—	14,461,884	—	14,461,884
Securities Lending Reinvestments
Mutual Funds	7,300,000	—	—	7,300,000
Repurchase Agreements	—	1,186,873	—	1,186,873
Total Securities Lending Reinvestments	7,300,000	1,186,873	—	8,486,873
Total Investments	$274,882,439	$1,064,773,038	$0	$1,339,655,477
Collateral for Securities Loaned (Liability)	$—	$(8,486,873)	$—	$(8,486,873)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,138,846,677
Gross unrealized appreciation	325,618,143
Gross unrealized (depreciation)	(124,809,343)
Net unrealized appreciation (depreciation)	$200,808,800
See accompanying notes to financial statements.
BHFTII-6

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,339,655,477
Cash denominated in foreign currencies (c)	229,938
Receivable for:
Fund shares sold	910,127
Dividends and interest	2,489,586
Prepaid expenses	5,152
Total Assets	1,343,290,280
Liabilities
Collateral for securities loaned	8,486,873
Payable for:
Investments purchased	455,122
Fund shares redeemed	245,382
Foreign taxes	2,650,521
Accrued Expenses:
Management fees	805,022
Distribution and service fees	50,190
Deferred trustees’ fees	233,629
Other expenses	291,330
Total Liabilities	13,218,069
Net Assets	$1,330,072,211
Net Assets Consist of:
Paid in surplus	$1,068,265,142
Distributable earnings (Accumulated losses) (d)	261,807,069
Net Assets	$1,330,072,211
Net Assets
Class A	$1,095,357,833
Class B	223,678,223
Class E	11,036,155
Capital Shares Outstanding*
Class A	107,521,876
Class B	22,490,624
Class E	1,100,110
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.19
Class B	9.95
Class E	10.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,128,311,521.
(b)	Includes securities loaned at value of $30,842,936.
(c)	Identified cost of cash denominated in foreign currencies was $231,712.
(d)	Includes foreign capital gains tax of $2,650,521.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$20,206,226
Interest	381,501
Securities lending income	83,601
Total investment income	20,671,328
Expenses
Management fees	11,851,972
Administration fees	72,018
Custodian and accounting fees	266,724
Distribution and service fees—Class B	601,029
Distribution and service fees—Class E	18,189
Audit and tax services	57,114
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	82,430
Insurance	12,985
Miscellaneous	41,179
Total expenses	13,123,423
Less management fee waiver	(1,715,394)
Net expenses	11,408,029
Net Investment Income	9,263,299
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	55,954,462
Foreign currency transactions	(287,310)
Net realized gain (loss)	55,667,152
Net change in unrealized appreciation (depreciation) on:
Investments (c)	8,262,022
Foreign currency transactions	(140,717)
Net change in unrealized appreciation (depreciation)	8,121,305
Net realized and unrealized gain (loss)	63,788,457
Net Increase (Decrease) in Net Assets From Operations	$73,051,756

(a)	Net of foreign withholding taxes of $2,424,592.
(b)	Net of foreign capital gains tax of $298,056.
(c)	Includes change in foreign capital gains tax of $(1,485,333).
See accompanying notes to financial statements.
BHFTII-7

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,263,299	$10,200,287
Net realized gain (loss)	55,667,152	95,143,226
Net change in unrealized appreciation (depreciation)	8,121,305	159,435,241
Increase (decrease) in net assets from operations	73,051,756	264,778,754
From Distributions to Shareholders
Class A	(86,518,467)	(15,780,357)
Class B	(16,794,354)	(2,542,855)
Class E	(851,241)	(149,458)
Total distributions	(104,164,062)	(18,472,670)
Increase (decrease) in net assets from capital share transactions	(156,780,934)	(241,906,630)
Total increase (decrease) in net assets	(187,893,240)	4,399,454
Net Assets
Beginning of period	1,517,965,451	1,513,565,997
End of period	$1,330,072,211	$1,517,965,451

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	889,455	$9,416,137	1,460,858	$14,324,493
Reinvestments	8,367,357	86,518,467	1,538,046	15,780,357
Redemptions	(21,420,903)	(228,452,877)	(24,288,372)	(241,235,816)
Net increase (decrease)	(12,164,091)	$(132,518,273)	(21,289,468)	$(211,130,966)
Class B
Sales	588,578	$6,022,162	1,245,271	$11,508,905
Reinvestments	1,661,163	16,794,354	253,020	2,542,855
Redemptions	(4,400,607)	(45,571,608)	(4,512,498)	(43,462,046)
Net increase (decrease)	(2,150,866)	$(22,755,092)	(3,014,207)	$(29,410,286)
Class E
Sales	42,472	$435,413	62,385	$576,517
Reinvestments	83,537	851,241	14,754	149,458
Redemptions	(268,551)	(2,794,223)	(216,422)	(2,091,353)
Net increase (decrease)	(142,542)	$(1,507,569)	(139,283)	$(1,365,378)
Increase (decrease) derived from capital shares transactions		$(156,780,934)		$(241,906,630)
See accompanying notes to financial statements.
BHFTII-8

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.47	$8.94	$14.04	$15.78	$13.58
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.07	0.09	0.14	0.09
Net realized and unrealized gain (loss)	0.42	1.59	(4.12)	(0.16)	3.18
Total income (loss) from investment operations	0.49	1.66	(4.03)	(0.02)	3.27
Less Distributions
Distributions from net investment income	(0.09)	(0.13)	(0.12)	(0.15)	(0.27)
Distributions from net realized capital gains	(0.68)	0.00	(0.95)	(1.57)	(0.80)
Total distributions	(0.77)	(0.13)	(1.07)	(1.72)	(1.07)
Net Asset Value, End of Period	$10.19	$10.47	$8.94	$14.04	$15.78
Total Return (%) (b)	4.62	18.59	(28.60)	(0.76)	26.58
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.86	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c)	0.73	0.75	0.73	0.71	0.72
Ratio of net investment income (loss) to average net assets (%)	0.67	0.73	0.93	0.93	0.67
Portfolio turnover rate (%)	14	11	18	14	20
Net assets, end of period (in millions)	$1,095.4	$1,252.9	$1,259.7	$1,605.6	$1,681.6

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.24	$8.74	$13.75	$15.49	$13.35
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.05	0.07	0.10	0.05
Net realized and unrealized gain (loss)	0.41	1.55	(4.04)	(0.15)	3.13
Total income (loss) from investment operations	0.45	1.60	(3.97)	(0.05)	3.18
Less Distributions
Distributions from net investment income	(0.06)	(0.10)	(0.09)	(0.12)	(0.24)
Distributions from net realized capital gains	(0.68)	0.00	(0.95)	(1.57)	(0.80)
Total distributions	(0.74)	(0.10)	(1.04)	(1.69)	(1.04)
Net Asset Value, End of Period	$9.95	$10.24	$8.74	$13.75	$15.49
Total Return (%) (b)	4.36	18.36	(28.81)	(0.99)	26.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.11	1.10	1.09	1.09
Net ratio of expenses to average net assets (%) (c)	0.98	1.00	0.98	0.96	0.97
Ratio of net investment income (loss) to average net assets (%)	0.42	0.47	0.69	0.69	0.41
Portfolio turnover rate (%)	14	11	18	14	20
Net assets, end of period (in millions)	$223.7	$252.2	$241.7	$327.4	$353.2
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-9

Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.32	$8.81	$13.85	$15.59	$13.43
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.06	0.08	0.12	0.07
Net realized and unrealized gain (loss)	0.41	1.56	(4.07)	(0.16)	3.14
Total income (loss) from investment operations	0.46	1.62	(3.99)	(0.04)	3.21
Less Distributions
Distributions from net investment income	(0.07)	(0.11)	(0.10)	(0.13)	(0.25)
Distributions from net realized capital gains	(0.68)	0.00	(0.95)	(1.57)	(0.80)
Total distributions	(0.75)	(0.11)	(1.05)	(1.70)	(1.05)
Net Asset Value, End of Period	$10.03	$10.32	$8.81	$13.85	$15.59
Total Return (%) (b)	4.42	18.46	(28.74)	(0.91)	26.37
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.01	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (c)	0.88	0.90	0.88	0.86	0.87
Ratio of net investment income (loss) to average net assets (%)	0.52	0.58	0.79	0.79	0.50
Portfolio turnover rate (%)	14	11	18	14	20
Net assets, end of period (in millions)	$11.0	$12.8	$12.2	$17.7	$19.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-10

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—54.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed — 29.8%
Federal Home Loan Mortgage Corp.
1.500%, 04/01/36	2,822,123	$2,449,308
1.500%, 05/01/36	497,342	429,381
1.500%, 08/01/50	816,757	607,348
1.500%, 10/01/50	2,079,324	1,543,327
2.000%, 09/01/35	650,163	578,982
2.000%, 01/01/36	1,346,105	1,199,670
2.000%, 02/01/36	1,646,948	1,468,349
2.000%, 03/01/36	262,921	233,736
2.000%, 05/01/36	1,540,259	1,375,702
2.000%, 06/01/36	1,044,239	929,291
2.000%, 07/01/36	443,696	395,976
2.000%, 04/01/37	488,318	434,684
2.000%, 02/01/42	388,260	322,061
2.000%, 03/01/42	1,397,155	1,157,207
2.000%, 04/01/42	406,519	336,203
2.000%, 08/01/50	296,157	233,920
2.000%, 09/01/50	411,295	322,977
2.000%, 11/01/50	555,644	440,271
2.000%, 02/01/51	14,424,174	11,268,303
2.000%, 03/01/51	3,297,896	2,574,761
2.000%, 04/01/51	1,663,238	1,317,860
2.000%, 05/01/51	1,002,900	794,370
2.000%, 07/01/51	3,810,440	3,044,086
2.000%, 09/01/51	1,359,707	1,072,475
2.000%, 10/01/51	3,818,830	3,012,233
2.000%, 12/01/51	2,783,345	2,208,092
2.000%, 01/01/52	13,785,168	10,918,188
2.000%, 02/01/52	1,552,110	1,228,830
2.500%, 04/01/27	7,539	7,380
2.500%, 10/01/28	67,636	65,521
2.500%, 08/01/29	145,856	140,316
2.500%, 12/01/29	70,075	66,980
2.500%, 05/01/30	233,141	222,619
2.500%, 07/01/30	147,520	140,742
2.500%, 08/01/30	551,828	526,020
2.500%, 09/01/30	602,064	573,362
2.500%, 04/01/31	481,344	457,567
2.500%, 07/01/50	374,813	310,594
2.500%, 02/01/51	3,195,155	2,656,009
2.500%, 05/01/51	11,135,898	9,252,632
2.500%, 11/01/51	9,898,319	8,203,190
2.500%, 12/01/51	4,962,411	4,104,925
2.500%, 01/01/52	16,207,373	13,385,707
3.000%, 09/01/27	58,848	57,837
3.000%, 07/01/28	36,831	36,117
3.000%, 01/01/30	160,817	155,688
3.000%, 04/01/30	857,929	829,926
3.000%, 05/01/30	165,585	159,993
3.000%, 06/01/30	5,800	5,607
3.000%, 07/01/30	324,392	313,377
3.000%, 08/01/30	99,394	95,830
3.000%, 09/01/37	46,134	42,110
3.000%, 06/01/38	940,838	867,496
3.000%, 01/01/43	646,752	571,373
3.000%, 03/01/43	1,145,028	1,011,563
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 06/01/44	5,852,921	$5,164,740
3.000%, 12/01/46	702,341	612,415
3.000%, 02/01/47	494,959	432,897
3.000%, 08/01/50	4,238,649	3,663,183
3.000%, 09/01/50	1,854,487	1,616,452
3.000%, 07/01/51	382,947	331,632
3.000%, 10/01/51	536,207	461,032
3.000%, 02/01/52	281,441	244,092
3.000%, 03/01/52	8,132,988	7,007,260
3.000%, 08/01/52	14,616,878	12,574,254
3.500%, 01/01/34	392,907	375,261
3.500%, 05/01/35	1,438,580	1,383,624
3.500%, 04/01/42	782,268	713,730
3.500%, 05/01/42	24,324	22,193
3.500%, 08/01/42	642,545	587,608
3.500%, 10/01/42	30,546	27,909
3.500%, 06/01/43	116,005	105,568
3.500%, 01/01/44	224,890	205,802
3.500%, 05/01/44	38,180	34,977
3.500%, 06/01/44	98,618	88,267
3.500%, 07/01/44	40,448	36,993
3.500%, 09/01/44	95,068	86,870
3.500%, 09/01/45	67,310	60,995
3.500%, 03/01/46	2,239,460	2,040,149
3.500%, 09/01/46	515,657	462,814
3.500%, 03/01/47	585,204	531,909
3.500%, 10/01/47	542,572	494,240
3.500%, 12/01/47	642,248	585,191
3.500%, 01/01/48	3,238,853	2,930,354
3.500%, 06/01/48	873,147	786,924
3.500%, 08/01/50	271,579	243,729
4.000%, 08/01/40	79,234	74,854
4.000%, 09/01/40	94,318	89,107
4.000%, 10/01/40	55,461	52,396
4.000%, 11/01/40	179,805	169,869
4.000%, 04/01/41	4,535	4,285
4.000%, 10/01/41	164,808	155,448
4.000%, 09/01/43	155,654	146,453
4.000%, 04/01/44	340,038	318,058
4.000%, 07/01/44	62,309	58,737
4.000%, 01/01/45	217,809	204,435
4.000%, 02/01/45	80,178	75,468
4.000%, 09/01/45	433,687	408,087
4.000%, 12/01/45	2,727,862	2,537,808
4.000%, 07/01/47	1,080,798	1,004,027
4.000%, 04/01/48	2,214,670	2,043,306
4.000%, 06/01/48	971,780	903,869
4.000%, 05/01/49	100,638	93,332
4.000%, 03/01/50	2,044,438	1,897,376
4.000%, 06/01/50	1,170,728	1,084,263
4.000%, 07/01/50	830,780	770,169
4.000%, 06/01/52	344,073	318,961
4.500%, 02/01/39	329,313	319,095
4.500%, 08/01/39	233,898	225,735
4.500%, 12/01/39	74,003	71,841
See accompanying notes to financial statements.
BHFTII-11

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
4.500%, 07/01/40	26,535	$25,760
4.500%, 05/01/41	334,264	323,444
4.500%, 05/01/42	395,367	383,822
4.500%, 10/01/43	73,979	71,028
4.500%, 12/01/43	429,751	415,510
4.500%, 04/01/47	807,905	776,767
4.500%, 05/01/47	292,235	280,735
4.500%, 07/01/47	639,620	614,248
4.500%, 02/01/49	930,786	888,629
4.500%, 04/01/49	472,605	451,626
4.500%, 07/01/52	1,569,479	1,478,784
4.500%, 08/01/52	433,344	408,138
5.000%, 10/01/41	203,012	202,558
5.000%, 11/01/41	1,351,415	1,350,062
5.000%, 06/01/52	24,968	24,264
5.000%, 07/01/52	448,586	437,906
5.000%, 08/01/52	1,023,371	993,716
5.000%, 09/01/52	38,145	37,040
5.000%, 10/01/52	118,877	115,254
5.000%, 11/01/52	800,505	775,447
5.000%, 12/01/52	3,560,965	3,449,481
5.000%, 01/01/53	1,067,562	1,034,113
5.000%, 02/01/53	307,646	297,929
5.500%, 02/01/35	46,254	46,632
5.500%, 09/01/39	61,455	61,809
5.500%, 01/01/40	40,342	40,045
5.500%, 06/01/41	694,545	699,099
5.500%, 01/01/53	924,400	917,509
5.500%, 03/01/53	1,319,084	1,309,409
5.500%, 05/01/53	3,709,051	3,681,854
5.500%, 08/01/53	287,430	284,264
5.500%, 12/01/53	347,472	345,424
5.500%, 05/01/54	186,382	185,032
5.500%, 12/01/54	3,315,600	3,291,563
6.000%, 11/01/52	59,039	59,746
6.000%, 01/01/53	1,127,798	1,134,818
6.000%, 02/01/53	646,516	650,685
6.000%, 03/01/53	377,435	379,939
6.000%, 04/01/53	583,113	589,652
6.000%, 05/01/53	2,206,348	2,230,799
6.000%, 06/01/53	1,360,440	1,376,810
6.000%, 12/01/54	270,093	274,079
6.500%, 10/01/53	105,035	108,622
6.500%, 11/01/53	541,911	557,262
6.500%, 12/01/53	1,191,147	1,231,834
6.500%, 01/01/54	217,226	224,789
6.500%, 09/01/54	450,359	459,912
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.800%, 05/25/29 (a) (b)	6,097,891	158,376
5.028%, 10/25/31	341,000	342,275
Federal Home Loan Mortgage Corp. REMICS
3.500%, 03/25/51 (a)	331,176	61,695
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (c)	774,771	$104,622
1.583%, 07/25/56 (144A) (a) (b)	893,383	98,988
3.161%, 05/25/57 (b)	157,580	62,342
Federal National Mortgage Association
1.500%, 12/01/35	141,043	121,867
1.500%, 03/01/36	307,114	265,723
1.500%, 05/01/36	507,445	439,041
1.500%, 06/01/36	1,796,140	1,550,722
1.500%, 12/01/36	834,945	719,298
1.500%, 02/01/37	524,959	454,136
1.500%, 11/01/41 (d)	17,225,106	13,883,609
1.500%, 12/01/41	8,822,575	7,088,372
1.500%, 10/01/50	2,162,643	1,601,531
1.500%, 11/01/50	1,881,398	1,392,390
1.500%, 03/01/51	2,536,331	1,878,048
2.000%, 10/01/31	61,071	56,921
2.000%, 11/01/31	783,517	729,938
2.000%, 12/01/31	86,341	80,410
2.000%, 03/01/32	575,733	534,832
2.000%, 06/01/35	647,808	578,354
2.000%, 09/01/35	222,043	197,685
2.000%, 02/01/36	233,346	207,740
2.000%, 03/01/36	388,179	345,578
2.000%, 04/01/36	525,779	469,623
2.000%, 05/01/36	369,166	329,726
2.000%, 07/01/36	600,848	534,908
2.000%, 09/01/36	781,189	691,979
2.000%, 11/01/36	272,661	243,332
2.000%, 01/01/37	266,309	237,665
2.000%, 02/01/37	991,396	880,599
2.000%, 03/01/37	2,551,113	2,267,430
2.000%, 04/01/37	821,799	730,479
2.000%, 10/01/40	286,201	239,140
2.000%, 12/01/40	1,250,485	1,044,725
2.000%, 12/01/41	1,233,518	1,025,341
2.000%, 02/01/42	627,258	520,645
2.000%, 03/01/42	6,051,078	5,015,089
2.000%, 04/01/42	952,929	788,607
2.000%, 08/01/42	3,840,085	3,193,969
2.000%, 08/01/50	697,569	548,371
2.000%, 09/01/50	1,481,470	1,162,217
2.000%, 10/01/50	1,883,139	1,479,201
2.000%, 11/01/50	321,938	252,779
2.000%, 12/01/50	1,957,233	1,548,301
2.000%, 01/01/51	12,816,303	10,005,628
2.000%, 02/01/51	1,541,095	1,209,076
2.000%, 03/01/51	1,544,537	1,221,996
2.000%, 04/01/51	2,877,582	2,278,446
2.000%, 08/01/51	11,255,466	8,819,449
2.000%, 11/01/51	8,899,268	7,021,774
2.000%, 12/01/51	5,742,530	4,546,534
2.000%, 01/01/52	6,262,672	4,972,415
2.000%, 02/01/52	10,345,065	8,173,517
2.000%, 03/01/52	4,303,805	3,401,720
See accompanying notes to financial statements.
BHFTII-12

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.500%, 09/01/27	33,860	$33,077
2.500%, 02/01/28	5,190	5,048
2.500%, 04/01/28	12,439	12,088
2.500%, 08/01/28	39,880	38,642
2.500%, 01/01/30	268,730	256,510
2.500%, 02/01/30	25,106	24,168
2.500%, 03/01/30	52,085	49,707
2.500%, 07/01/30	166,688	158,790
2.500%, 08/01/30	565,933	539,408
2.500%, 09/01/30	377,533	358,847
2.500%, 11/01/30	694,806	660,174
2.500%, 03/01/31	24,482	23,787
2.500%, 06/01/31	224,938	212,886
2.500%, 07/01/31	119,847	113,328
2.500%, 08/01/31	16,228	15,347
2.500%, 10/01/31	1,053,024	995,015
2.500%, 11/01/31	662,735	626,130
2.500%, 02/01/32	31,859	30,078
2.500%, 03/01/32	122,673	115,275
2.500%, 08/01/32	729,792	689,295
2.500%, 02/01/33	1,238,645	1,179,679
2.500%, 07/01/50	7,985,773	6,628,149
2.500%, 08/01/50	5,058,288	4,194,546
2.500%, 11/01/50	1,992,776	1,666,399
2.500%, 09/01/51	5,035,051	4,158,990
2.500%, 11/01/51	7,803,425	6,436,549
2.500%, 01/01/52	16,184,938	13,396,533
2.500%, 02/01/52	3,070,403	2,543,000
3.000%, 04/01/28	29,980	29,272
3.000%, 05/01/28	38,496	37,563
3.000%, 10/01/28	72,838	70,916
3.000%, 11/01/28	491,967	479,110
3.000%, 12/01/28	110,055	106,977
3.000%, 01/01/29	75,827	73,763
3.000%, 04/01/29	243,834	235,280
3.000%, 05/01/29	394,358	380,843
3.000%, 08/01/29	380,581	367,545
3.000%, 10/01/29	100,569	97,396
3.000%, 03/01/30	238,024	230,224
3.000%, 04/01/30	197,070	190,567
3.000%, 05/01/30	313,389	302,876
3.000%, 07/01/30	239,856	230,972
3.000%, 08/01/30	997,959	961,933
3.000%, 09/01/30	273,718	263,817
3.000%, 08/01/31	894,987	857,364
3.000%, 09/01/31	132,981	128,003
3.000%, 03/01/32	241,373	230,060
3.000%, 10/01/36	36,940	34,024
3.000%, 11/01/36	392,184	361,659
3.000%, 12/01/36	654,192	602,917
3.000%, 03/01/43	3,871,778	3,407,830
3.000%, 04/01/43	2,158,239	1,904,057
3.000%, 05/01/43	1,099,023	969,586
3.000%, 06/01/43	34,987	30,779
3.000%, 06/01/46	23,746	20,665
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.000%, 08/01/46	27,814	$24,326
3.000%, 11/01/46	1,277,224	1,109,954
3.000%, 02/01/47	313,671	272,580
3.000%, 03/01/47	1,283,016	1,114,282
3.000%, 03/01/50	450,563	390,710
3.000%, 08/01/50	1,779,503	1,534,463
3.000%, 11/01/51	2,201,458	1,883,937
3.000%, 12/01/51	972,454	836,209
3.000%, 04/01/52	311,711	268,520
3.000%, 05/01/52	515,523	441,870
3.500%, 08/01/28	59,541	58,274
3.500%, 10/01/28	553,598	540,000
3.500%, 11/01/28	545,521	532,214
3.500%, 02/01/29	771,738	754,231
3.500%, 04/01/29	139,125	135,719
3.500%, 05/01/29	502,674	491,396
3.500%, 07/01/29	236,831	230,782
3.500%, 09/01/29	50,798	49,418
3.500%, 08/01/30	159,606	155,663
3.500%, 11/01/32	75,665	73,165
3.500%, 01/01/33	44,401	42,885
3.500%, 01/01/42	191,140	174,240
3.500%, 04/01/42	125,903	114,717
3.500%, 05/01/42	12,651	11,527
3.500%, 06/01/42	32,483	29,597
3.500%, 07/01/42	44,810	40,818
3.500%, 02/01/45	1,301,343	1,185,467
3.500%, 05/01/47	593,176	534,484
3.500%, 11/01/47	414,948	372,419
3.500%, 12/01/47	415,449	372,539
3.500%, 01/01/48	1,211,759	1,090,420
3.500%, 02/01/48	189,486	170,063
3.500%, 03/01/48	1,062,236	953,347
3.500%, 04/01/48	696,806	634,728
3.500%, 06/01/49	7,053,150	6,331,272
3.500%, 01/01/51	7,073,371	6,328,230
4.000%, 08/01/33	265,865	257,937
4.000%, 10/01/33	1,764,660	1,725,674
4.000%, 01/01/41	77,693	73,208
4.000%, 01/01/42	365,453	344,491
4.000%, 02/01/42	693,613	651,849
4.000%, 05/01/42	117,918	110,671
4.000%, 11/01/46	122,004	113,219
4.000%, 06/01/47	420,340	391,346
4.000%, 08/01/47	274,645	255,097
4.000%, 09/01/47	23,728	22,004
4.000%, 10/01/47	187,456	173,835
4.000%, 01/01/48	185,122	171,670
4.000%, 04/01/48	42,118	39,057
4.000%, 05/01/48	50,465	46,778
4.000%, 06/01/48	35,350	32,782
4.000%, 07/01/48	34,854	32,322
4.000%, 08/01/48	554,015	515,037
4.000%, 09/01/48	230,735	213,897
4.000%, 10/01/48	102,446	94,959
See accompanying notes to financial statements.
BHFTII-13

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
4.000%, 09/01/49	935,879	$865,442
4.000%, 03/01/50	389,367	359,912
4.000%, 04/01/50	205,776	189,776
4.000%, 05/01/50	375,899	348,239
4.000%, 06/01/50	514,360	475,622
4.000%, 11/01/50	42,954	39,645
4.000%, 01/01/51	2,813,324	2,608,014
4.000%, 03/01/51	2,227,258	2,056,548
4.000%, 04/01/52	484,849	449,268
4.000%, 05/01/52	2,948,731	2,733,213
4.500%, 02/01/25	209	208
4.500%, 04/01/25	357	356
4.500%, 07/01/25	1,454	1,449
4.500%, 06/01/26	17,403	17,362
4.500%, 08/01/39	326,863	316,894
4.500%, 11/01/39	292,845	283,916
4.500%, 01/01/40	11,803	11,443
4.500%, 04/01/40	21,582	20,923
4.500%, 05/01/40	57,551	55,795
4.500%, 06/01/40	56,591	54,864
4.500%, 07/01/40	115,263	111,746
4.500%, 11/01/40	237,641	230,389
4.500%, 07/01/41	50,329	48,793
4.500%, 09/01/41	217,152	210,523
4.500%, 10/01/41	61,994	60,101
4.500%, 01/01/42	47,640	46,187
4.500%, 08/01/42	289,156	280,337
4.500%, 09/01/43	223,785	214,127
4.500%, 10/01/43	472,748	452,411
4.500%, 11/01/43	1,108,148	1,062,832
4.500%, 12/01/43	499,875	480,285
4.500%, 01/01/44	454,984	437,242
4.500%, 06/01/44	1,560,906	1,499,742
4.500%, 07/01/45	476,735	458,060
4.500%, 09/01/45	230,059	221,760
4.500%, 11/01/45	858,677	825,506
4.500%, 12/01/45	314,590	302,266
4.500%, 07/01/46	1,488,566	1,436,688
4.500%, 09/01/46	259,851	250,143
4.500%, 09/01/47	26,872	25,763
4.500%, 10/01/47	181,486	172,975
4.500%, 11/01/47	957,617	917,061
4.500%, 12/01/47	35,639	34,024
4.500%, 01/01/48	922,518	882,359
4.500%, 02/01/48	49,553	47,436
4.500%, 03/01/48	95,524	91,299
4.500%, 04/01/48	504,081	484,422
4.500%, 05/01/48	4,491,367	4,302,629
4.500%, 07/01/48	71,450	68,385
4.500%, 08/01/48	909,766	871,016
4.500%, 11/01/48	576,076	549,807
4.500%, 02/01/49	4,999,707	4,804,308
4.500%, 05/01/49	4,554,647	4,376,633
4.500%, 07/01/52	237,660	223,975
5.000%, 11/01/32	1,571	1,576
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.000%, 09/01/35	57,632	$57,339
5.000%, 06/01/39	2,475,792	2,455,586
5.000%, 04/01/41	4,808	4,682
5.000%, 07/01/41	83,190	82,825
5.000%, 08/01/41	72,780	72,521
5.000%, 01/01/42	41,467	41,285
5.000%, 07/01/52	937,201	913,954
5.000%, 12/01/52	410,132	397,542
5.000%, 01/01/53	3,395,834	3,287,365
5.500%, 11/01/32	259,905	261,645
5.500%, 12/01/32	44,254	45,147
5.500%, 01/01/33	179,413	181,621
5.500%, 12/01/33	62,624	63,077
5.500%, 05/01/34	533,626	538,366
5.500%, 08/01/37	574,182	578,118
5.500%, 02/01/38	124,259	124,937
5.500%, 03/01/38	58,110	58,415
5.500%, 06/01/38	39,987	40,022
5.500%, 12/01/38	70,481	70,550
5.500%, 01/01/39	115,950	116,486
5.500%, 08/01/39	80,615	81,063
5.500%, 12/01/39	153,142	153,821
5.500%, 04/01/40	10,732	10,779
5.500%, 04/01/41	90,890	91,294
5.500%, 01/01/53	885,209	877,389
5.500%, 05/01/53	4,574,730	4,541,194
5.500%, 06/01/53	1,336,598	1,326,799
5.500%, 07/01/53	217,658	216,375
5.500%, 10/01/53	230,903	229,541
5.500%, 12/01/54	637,868	632,332
5.810%, 06/01/31	796,000	812,924
6.000%, 02/01/34	62,827	64,415
6.000%, 08/01/34	46,350	47,593
6.000%, 04/01/35	729,719	745,534
6.000%, 06/01/36	87,773	90,730
6.000%, 02/01/38	131,410	136,155
6.000%, 03/01/38	59,533	61,717
6.000%, 05/01/38	159,185	164,997
6.000%, 10/01/38	191,794	198,682
6.000%, 12/01/38	69,080	71,629
6.000%, 04/01/40	619,698	642,250
6.000%, 09/01/40	71,546	73,952
6.000%, 06/01/41	156,258	161,982
6.000%, 11/01/52	67,134	67,754
6.000%, 01/01/53	1,507,309	1,516,868
6.000%, 04/01/53	401,447	406,286
6.000%, 05/01/53	1,976,918	2,000,751
6.000%, 07/01/53	2,117,729	2,143,261
6.000%, 08/01/53	4,185,939	4,210,555
6.500%, 05/01/40	883,903	912,396
6.500%, 08/01/53	1,726,462	1,775,370
6.500%, 09/01/53	495,856	510,737
6.500%, 10/01/53	1,906,814	1,964,170
6.500%, 01/01/54	240,338	247,420
6.500%, 02/01/54	3,043,258	3,130,402
See accompanying notes to financial statements.
BHFTII-14

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
6.500%, 06/01/54	3,497,820	$3,575,396
6.500%, 08/01/54	2,267,827	2,328,949
6.500%, 09/01/54	1,035,265	1,056,749
FREMF Mortgage Trust
0.100%, 01/25/29 (144A) (a)	24,939,741	74,333
4.236%, 08/25/50 (144A) (b)	304,000	291,126
Government National Mortgage Association
2.000%, 08/20/50	6,286,569	5,044,556
2.000%, 11/20/50	806,454	646,500
2.000%, 01/20/51	9,396,285	7,521,854
2.000%, 02/20/51	703,112	563,230
2.500%, 04/20/51	5,443,696	4,549,403
2.500%, 10/20/51	3,237,288	2,705,409
2.500%, 12/20/51	2,206,886	1,844,289
2.500%, 05/20/52	4,543,231	3,796,633
2.500%, 06/20/52	3,542,196	2,960,101
2.500%, 07/20/52	2,383,581	1,991,884
2.500%, 12/20/52	402,706	336,530
2.500%, 01/20/53	1,671,928	1,397,194
3.000%, 12/20/44	33,362	29,537
3.000%, 02/15/45	389,175	347,986
3.000%, 09/20/47	678,358	595,483
3.000%, 03/20/49	16,331	14,330
3.000%, 05/20/50	266,467	232,164
3.000%, 01/20/51 (d)	18,926,053	16,490,215
3.500%, 01/15/42	102,997	94,679
3.500%, 02/15/42	42,849	39,429
3.500%, 04/15/42	137,289	126,399
3.500%, 05/15/42	154,567	142,228
3.500%, 08/15/42	158,001	145,166
3.500%, 11/15/42	52,251	47,914
3.500%, 12/15/42	477,289	438,846
3.500%, 01/15/43	129,032	118,683
3.500%, 02/15/43	258,723	237,262
3.500%, 03/15/43	203,544	186,646
3.500%, 04/15/43	649,287	595,839
3.500%, 04/20/43	617,622	564,493
3.500%, 05/15/43	859,991	788,986
3.500%, 05/20/43	338,050	308,970
3.500%, 06/15/43	272,938	250,316
3.500%, 07/15/43	660,939	608,288
3.500%, 07/20/43	26,263	24,005
3.500%, 02/20/44	658,673	601,365
3.500%, 03/20/45	23,643	21,486
3.500%, 04/20/45	35,293	32,062
3.500%, 05/20/45	144,143	130,926
3.500%, 07/20/45	25,879	23,439
3.500%, 08/20/45	34,897	31,674
3.500%, 10/20/45	66,145	60,001
3.500%, 11/20/45	24,505	22,222
3.500%, 12/20/45	367,124	332,859
3.500%, 01/20/46	74,148	67,197
3.500%, 05/20/46	303,888	275,082
3.500%, 09/20/46	115,673	104,678
3.500%, 10/20/46	737,929	667,146
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
3.500%, 03/20/48	28,145	$25,409
3.500%, 04/20/48	11,522	10,414
4.000%, 04/20/39	12,513	11,858
4.000%, 07/20/39	92,776	87,920
4.000%, 09/20/40	23,911	22,659
4.000%, 10/20/40	277,410	262,881
4.000%, 11/20/40	155,360	147,223
4.000%, 12/20/40	594,780	563,630
4.000%, 01/20/41	529,220	501,509
4.000%, 02/20/41	9,346	8,856
4.000%, 03/15/41	216,528	204,481
4.000%, 12/15/41	20,981	19,813
4.000%, 07/20/43	56,840	53,705
4.000%, 08/20/44	215,480	201,613
4.000%, 10/20/46	35,824	33,158
4.000%, 05/20/47	141,166	131,327
4.000%, 06/20/47	361,689	337,831
4.000%, 11/20/47	415,043	387,540
4.000%, 12/20/47	204,309	190,758
4.000%, 05/20/50	410,135	381,176
4.000%, 12/20/52	4,446,060	4,097,538
4.500%, 12/20/39	21,539	20,922
4.500%, 01/20/40	26,016	25,267
4.500%, 02/20/40	21,491	20,873
4.500%, 05/20/40	1,341	1,302
4.500%, 02/15/42	2,642,056	2,555,301
4.500%, 03/15/47	61,804	59,356
4.500%, 04/15/47	137,751	132,307
4.500%, 05/15/47	48,878	47,140
4.500%, 09/20/48	223,004	213,466
4.500%, 03/20/49	840,894	805,718
4.500%, 04/20/49	182,103	174,476
4.500%, 05/20/49	707,001	676,203
4.500%, 04/20/50	20,406	19,544
5.000%, 10/20/33	230,895	228,833
5.000%, 12/15/38	82,765	82,862
5.000%, 07/15/39	143,192	142,831
5.000%, 10/15/39	106,454	105,985
5.000%, 10/20/39	77,534	77,099
5.000%, 09/15/40	5,930	5,877
5.000%, 12/15/40	279,001	278,469
5.000%, 07/20/42	111,672	110,873
5.500%, 04/15/33	7,231	7,329
Government National Mortgage Association REMICS
3.000%, 08/20/50 (a)	1,422,977	237,458
3.000%, 02/20/51 (a)	1,217,467	204,224
3.000%, 05/20/51 (a)	4,191,636	704,089
3.000%, 08/20/51 (a)	1,218,150	203,693
Government National Mortgage Association, TBA
2.000%, TBA (e)	13,309,000	10,642,001
2.500%, TBA (e)	7,347,000	6,134,745
3.000%, TBA (e)	2,358,000	2,044,460
3.500%, TBA (e)	9,271,000	8,286,344
4.000%, TBA (e)	3,547,000	3,266,722
4.500%, TBA (e)	7,519,000	7,106,630
See accompanying notes to financial statements.
BHFTII-15

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association, TBA
5.000%, TBA (e)	13,247,000	$12,850,107
5.500%, TBA (e)	14,475,000	14,355,334
6.000%, TBA (e)	10,217,000	10,284,049
6.500%, TBA (e)	6,221,000	6,327,528
Seasoned Loans Structured Transaction Trust
4.750%, 09/25/60 (144A) (b)	1,443,710	1,425,120
Uniform Mortgage-Backed Security, TBA
2.500%, TBA (e)	7,009,400	6,031,003
3.500%, TBA (e)	4,733,000	4,073,014
4.000%, TBA (e)	4,441,000	4,032,986
5.000%, TBA (e)	19,366,030	18,689,663
5.500%, TBA (e)	36,500,860	36,017,170
6.000%, TBA (e)	78,320,000	78,681,007
6.500%, TBA (e)	2,361,700	2,410,410
		778,248,400
U.S. Treasury — 24.2%
U.S. Treasury Bonds
1.125%, 05/15/40	9,628,000	5,790,573
1.125%, 08/15/40	9,628,000	5,740,851
1.375%, 11/15/40	9,628,000	5,959,115
1.375%, 08/15/50	2,681,000	1,307,310
1.625%, 11/15/50	3,942,300	2,055,535
1.875%, 02/15/41	1,431,600	959,044
1.875%, 11/15/51	6,549,100	3,612,103
2.000%, 08/15/51	2,681,000	1,531,950
2.250%, 08/15/49	7,927,000	4,907,893
2.375%, 05/15/51	5,888,700	3,702,904
2.500%, 02/15/45 (f) (g)	17,887,000	12,410,416
2.750%, 11/15/47 (f) (g)	17,887,000	12,551,005
2.875%, 05/15/43	9,475,600	7,176,965
2.875%, 11/15/46	3,300,000	2,397,450
2.875%, 05/15/49	2,681,000	1,900,482
3.000%, 05/15/47	6,579,700	4,862,362
3.000%, 02/15/48	12,026,300	8,821,908
3.000%, 02/15/49	12,024,800	8,748,543
3.000%, 08/15/52	14,868,800	10,667,864
3.125%, 02/15/43	3,443,000	2,719,733
3.125%, 08/15/44	6,418,100	4,984,442
3.125%, 05/15/48	2,681,000	2,008,244
3.625%, 08/15/43	9,487,000	8,036,265
3.625%, 02/15/53	6,526,000	5,302,313
3.625%, 05/15/53	7,906,500	6,427,211
3.750%, 11/15/43	9,487,000	8,168,859
3.875%, 02/15/43	3,561,500	3,142,410
4.125%, 08/15/44	3,582,800	3,242,326
4.125%, 08/15/53	1,956,200	1,742,277
4.250%, 05/15/39	898,000	851,739
4.250%, 08/15/54	852,000	778,047
4.375%, 11/15/39	898,000	860,672
4.375%, 05/15/40	6,418,800	6,140,228
4.375%, 05/15/41	1,862,500	1,773,652
4.500%, 08/15/39	9,665,200	9,407,800
4.500%, 02/15/44	4,210,000	4,018,316
4.500%, 11/15/54	3,480,000	3,317,929
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.750%, 02/15/41	745,500	$741,984
4.750%, 11/15/53 (f) (g)	12,928,400	12,789,990
U.S. Treasury Notes
0.375%, 09/30/27	6,320,000	5,687,193
0.500%, 05/31/27	13,670,000	12,499,193
0.500%, 08/31/27	17,436,300	15,797,326
0.625%, 07/31/26	14,128,300	13,351,901
0.750%, 05/31/26	10,986,000	10,463,272
1.125%, 08/31/28	5,030,000	4,486,353
1.250%, 03/31/28	3,772,200	3,425,936
1.250%, 05/31/28	14,508,000	13,102,602
1.250%, 08/15/31	25,300,000	20,646,882
1.500%, 08/15/26	9,584,000	9,174,537
1.500%, 02/15/30	4,871,000	4,229,563
1.625%, 11/30/26	20,792,000	19,798,573
1.625%, 05/15/31	14,416,000	12,161,850
2.375%, 03/31/29	3,772,300	3,481,448
2.375%, 05/15/29	4,871,000	4,489,916
2.625%, 02/15/29	4,871,000	4,554,047
2.750%, 08/15/32 (f)	36,317,000	32,206,975
2.875%, 04/30/29	7,545,000	7,101,795
2.875%, 05/15/32	1,552,500	1,394,304
3.250%, 06/30/29	11,482,600	10,957,008
3.500%, 09/30/26	10,412,300	10,281,147
3.625%, 05/31/28	19,772,100	19,339,017
3.750%, 08/31/26	4,844,100	4,805,760
3.750%, 12/31/28	17,354,000	16,964,427
3.750%, 05/31/30	6,141,000	5,943,807
3.875%, 11/30/27	6,100,000	6,031,154
3.875%, 12/31/29	22,160,000	21,649,366
4.000%, 12/15/25	14,190,000	14,165,986
4.000%, 01/15/27	10,412,300	10,361,109
4.000%, 01/31/29	13,883,000	13,692,830
4.000%, 02/28/30	8,144,900	7,994,113
4.000%, 02/15/34	8,864,000	8,486,031
4.250%, 03/15/27	10,412,300	10,409,585
4.375%, 11/30/28	13,883,000	13,888,619
4.500%, 11/15/25	11,483,000	11,504,330
4.625%, 03/15/26	14,800,000	14,863,966
4.875%, 04/30/26	5,030,000	5,069,066
4.875%, 10/31/28	19,772,100	20,127,684
4.875%, 10/31/30	14,030,900	14,340,501
		630,487,882
Total U.S. Treasury & Government Agencies (Cost $1,534,740,943)		1,408,736,282

Corporate Bonds & Notes—24.3%
Aerospace/Defense — 0.5%
BAE Systems PLC
3.400%, 04/15/30 (144A)	1,258,000	1,160,367
5.250%, 03/26/31 (144A)	1,283,000	1,285,435
L3Harris Technologies, Inc.
5.250%, 06/01/31	1,432,000	1,432,903
See accompanying notes to financial statements.
BHFTII-16

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc.
5.350%, 06/01/34	322,000	$320,647
5.400%, 07/31/33	1,262,000	1,259,742
Lockheed Martin Corp.
3.600%, 03/01/35	490,000	429,581
Northrop Grumman Corp.
4.030%, 10/15/47	354,000	277,902
4.900%, 06/01/34	940,000	916,748
4.950%, 03/15/53	1,254,000	1,120,649
5.200%, 06/01/54 (h)	624,000	580,463
RTX Corp.
2.820%, 09/01/51	940,000	569,388
5.400%, 05/01/35	1,081,000	1,081,814
6.700%, 08/01/28	510,000	538,199
7.000%, 11/01/28	805,000	861,785
		11,835,623
Agriculture — 0.7%
Altria Group, Inc.
3.400%, 02/04/41	3,407,000	2,459,973
3.875%, 09/16/46	578,000	418,924
4.250%, 08/09/42	1,380,000	1,100,477
4.450%, 05/06/50	485,000	376,122
6.200%, 02/14/59	409,000	399,742
BAT Capital Corp.
3.734%, 09/25/40	122,000	92,124
4.540%, 08/15/47	1,604,000	1,264,960
4.758%, 09/06/49	2,467,000	1,996,976
5.282%, 04/02/50	385,000	337,212
5.650%, 03/16/52	1,473,000	1,348,402
7.079%, 08/02/43	3,137,000	3,389,200
7.081%, 08/02/53	3,468,000	3,804,708
MHP Lux SA
6.250%, 09/19/29 (144A)	144,000	120,960
Reynolds American, Inc.
5.850%, 08/15/45	182,000	173,293
		17,283,073
Airlines — 0.3%
ABRA Global Finance
14.000%, 10/22/29 (144A) (i)	314,000	304,187
Air Canada Pass-Through Trust
3.700%, 07/15/27 (144A)	4,127	4,027
Allegiant Travel Co.
7.250%, 08/15/27 (144A)	175,000	175,884
AS Mileage Plan IP Ltd.
5.308%, 10/20/31 (144A)	3,002,000	2,931,003
Avianca Midco 2 PLC
9.000%, 12/01/28 (144A)	135,353	132,158
Azul Secured Finance LLP
11.930%, 08/28/28 (144A) (i)	387,214	389,592
Gol Finance SA
14.857%, 1M TSFR + 10.500%, 01/29/25 (144A) (b)	139,769	144,661
Latam Airlines Group SA
7.875%, 04/15/30 (144A)	95,000	96,174
Security Description	Principal Amount*	Value

Airlines—(Continued)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.500%, 06/20/27 (144A)	625,065	$629,005
Spirit Airlines Pass-Through Trust
3.375%, 08/15/31 (j)	151,133	135,063
3.650%, 08/15/31 (j)	398,262	348,626
4.100%, 10/01/29 (j)	12,874	11,966
Turkish Airlines Pass-Through Trust
4.200%, 09/15/28 (144A)	458,282	444,942
United Airlines Pass-Through Trust
5.875%, 08/15/38	1,687,000	1,716,580
		7,463,868
Apparel — 0.0%
NIKE, Inc.
3.375%, 03/27/50	571,000	402,133
William Carter Co.
5.625%, 03/15/27 (144A)	21,000	20,822
		422,955
Auto Manufacturers — 0.1%
Aston Martin Capital Holdings Ltd.
10.000%, 03/31/29 (144A)	217,000	211,837
General Motors Financial Co., Inc.
5.400%, 04/06/26	316,000	317,765
5.450%, 09/06/34 (h)	637,000	618,195
5.950%, 04/04/34 (h)	1,212,000	1,218,332
6.100%, 01/07/34	677,000	686,806
		3,052,935
Auto Parts & Equipment — 0.0%
Tenneco, Inc.
8.000%, 11/17/28 (144A)	410,000	382,124
Banks — 5.9%
Associated Banc-Corp.
6.455%, SOFR + 3.030%, 08/29/30 (b)	1,022,000	1,042,343
Bancolombia SA
8.625%, 5Y H15 + 4.320%, 12/24/34 (b) (h)	200,000	209,397
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (b)	582,000	489,649
1.922%, SOFR + 1.370%, 10/24/31 (b)	469,000	391,814
2.572%, SOFR + 1.210%, 10/20/32 (b)	609,000	513,857
2.831%, SOFR + 1.880%, 10/24/51 (b)	255,000	156,912
2.972%, SOFR + 1.330%, 02/04/33 (b)	1,380,000	1,186,160
2.972%, SOFR + 1.560%, 07/21/52 (b) (h)	2,187,000	1,390,228
3.593%, 3M TSFR + 1.632%, 07/21/28 (b)	2,532,000	2,451,615
4.330%, 3M TSFR + 1.782%, 03/15/50 (b)	312,000	255,409
4.875%, 04/01/44	272,000	249,064
5.000%, 01/21/44	660,000	616,292
5.202%, SOFR + 1.630%, 04/25/29 (b)	363,000	364,695
5.468%, SOFR + 1.650%, 01/23/35 (b) (h)	1,546,000	1,547,691
Citigroup, Inc.
3.057%, SOFR + 1.351%, 01/25/33 (b)	1,308,000	1,123,628
3.070%, SOFR + 1.280%, 02/24/28 (b)	2,000	1,924
3.520%, 3M TSFR + 1.413%, 10/27/28 (b)	3,182,000	3,062,443
See accompanying notes to financial statements.
BHFTII-17

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
3.785%, SOFR + 1.939%, 03/17/33 (b)	2,255,000	$2,024,583
5.449%, SOFR + 1.447%, 06/11/35 (b)	2,808,000	2,784,269
FNB Corp.
5.722%, SOFR + 1.930%, 12/11/30 (b)	1,583,000	1,562,790
Goldman Sachs Group, Inc.
1.542%, SOFR + 0.818%, 09/10/27 (b)	1,556,000	1,471,309
1.948%, SOFR + 0.913%, 10/21/27 (b)	2,640,000	2,504,774
1.992%, SOFR + 1.090%, 01/27/32 (b)	625,000	515,786
2.383%, SOFR + 1.248%, 07/21/32 (b)	2,698,000	2,248,517
2.640%, SOFR + 1.114%, 02/24/28 (b)	1,143,000	1,090,149
2.650%, SOFR + 1.264%, 10/21/32 (b)	7,866,000	6,648,570
2.908%, SOFR + 1.472%, 07/21/42 (b)	1,484,000	1,031,095
4.223%, 3M TSFR + 1.563%, 05/01/29 (b)	413,000	401,854
4.482%, SOFR + 1.725%, 08/23/28 (b)	3,920,000	3,874,639
5.016%, SOFR + 1.420%, 10/23/35 (b)	1,175,000	1,124,500
5.049%, SOFR + 1.210%, 07/23/30 (b)	2,825,000	2,808,212
5.330%, SOFR + 1.550%, 07/23/35 (b)	6,255,000	6,138,239
5.727%, SOFR + 1.265%, 04/25/30 (b)	2,499,000	2,550,500
JPMorgan Chase & Co.
1.764%, 3M TSFR + 1.105%, 11/19/31 (b) (h)	2,939,000	2,442,058
1.953%, SOFR + 1.065%, 02/04/32 (b)	3,219,000	2,668,140
2.069%, SOFR + 1.015%, 06/01/29 (b)	146,000	132,664
2.182%, SOFR + 1.890%, 06/01/28 (b)	1,474,000	1,384,461
2.522%, SOFR + 2.040%, 04/22/31 (b)	3,496,000	3,079,851
2.545%, SOFR + 1.180%, 11/08/32 (b)	6,863,000	5,789,055
2.580%, 3M TSFR + 1.250%, 04/22/32 (b)	533,000	457,215
2.963%, SOFR + 1.260%, 01/25/33 (b)	148,000	127,927
3.109%, SOFR + 2.440%, 04/22/51 (b)	1,375,000	910,067
3.328%, SOFR + 1.580%, 04/22/52 (b) (h)	1,218,000	832,857
4.505%, SOFR + 0.860%, 10/22/28 (b)	8,311,000	8,237,501
4.603%, SOFR + 1.040%, 10/22/30 (b)	4,183,000	4,103,410
4.995%, SOFR + 1.125%, 07/22/30 (b)	7,909,000	7,874,796
5.012%, SOFR + 1.310%, 01/23/30 (b)	1,818,000	1,816,348
5.294%, SOFR + 1.460%, 07/22/35 (b)	3,871,000	3,829,448
5.571%, SOFR + 0.930%, 04/22/28 (b)	2,263,000	2,301,438
5.581%, SOFR + 1.160%, 04/22/30 (b)	1,519,000	1,548,996
5.766%, SOFR + 1.490%, 04/22/35 (b)	1,710,000	1,749,177
KeyBank NA
3.900%, 04/13/29	394,000	369,945
5.000%, 01/26/33	1,638,000	1,571,033
M&T Bank Corp.
5.385%, SOFR + 1.610%, 01/16/36 (b) (h)	1,910,000	1,850,374
Morgan Stanley
1.593%, SOFR + 0.879%, 05/04/27 (b)	6,902,000	6,615,782
1.794%, SOFR + 1.034%, 02/13/32 (b)	1,708,000	1,393,444
2.239%, SOFR + 1.178%, 07/21/32 (b)	4,398,000	3,641,615
2.511%, SOFR + 1.200%, 10/20/32 (b)	164,000	137,417
2.699%, SOFR + 1.143%, 01/22/31 (b)	2,397,000	2,129,757
2.943%, SOFR + 1.290%, 01/21/33 (b)	3,246,000	2,781,069
5.042%, SOFR + 1.215%, 07/19/30 (b) (h)	7,227,000	7,202,045
5.164%, SOFR + 1.590%, 04/20/29 (b)	1,852,000	1,857,213
5.320%, SOFR + 1.555%, 07/19/35 (b)	4,076,000	4,009,191
5.656%, SOFR + 1.260%, 04/18/30 (b)	5,679,000	5,781,014
6.296%, SOFR + 2.240%, 10/18/28 (b)	130,000	134,781
Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley Bank NA
4.447%, SOFR + 0.680%, 10/15/27 (b)	836,000	$830,456
UBS AG
3.700%, 02/21/25	2,336,000	2,331,325
7.500%, 02/15/28	563,000	602,925
UBS Group AG
4.253%, 03/23/28 (144A) (h)	1,097,000	1,065,848
9.250%, 5Y H15 + 4.758%, 11/13/33 (144A) (b)	275,000	315,131
Wells Fargo & Co.
3.900%, 05/01/45	171,000	132,998
4.611%, SOFR + 2.130%, 04/25/53 (b)	914,000	763,181
5.013%, 3M TSFR + 4.502%, 04/04/51 (b)	1,015,000	900,964
5.211%, SOFR + 1.380%, 12/03/35 (b)	4,334,000	4,216,847
Zions Bancorp NA
6.816%, SOFR + 2.830%, 11/19/35 (b)	1,410,000	1,419,821
		155,172,492
Beverages — 0.0%
Coca-Cola Co.
2.500%, 03/15/51	901,000	528,182
Biotechnology — 0.4%
Amgen, Inc.
4.050%, 08/18/29 (h)	378,000	363,957
4.400%, 02/22/62	904,000	701,708
5.250%, 03/02/30	3,820,000	3,855,644
5.750%, 03/02/63	3,677,000	3,526,456
Gilead Sciences, Inc.
1.650%, 10/01/30	1,164,000	973,489
4.500%, 02/01/45	832,000	713,133
4.800%, 04/01/44	260,000	232,689
		10,367,076
Chemicals — 0.0%
Ecolab, Inc.
2.125%, 08/15/50	553,000	296,363
OCP SA
6.750%, 05/02/34 (144A)	200,000	204,000
Olympus Water U.S. Holding Corp.
9.750%, 11/15/28 (144A)	203,000	215,386
		715,749
Commercial Services — 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.
9.750%, 07/15/27 (144A)	127,000	127,870
DP World Salaam
6.000%, 5Y H15 + 5.750%, 10/01/25 (b)	200,000	198,716
EquipmentShare.com, Inc.
9.000%, 05/15/28 (144A)	374,000	387,964
Garda World Security Corp.
7.750%, 02/15/28 (144A)	62,000	63,978
Global Payments, Inc.
2.900%, 05/15/30	261,000	232,366
5.400%, 08/15/32 (h)	273,000	272,814
See accompanying notes to financial statements.
BHFTII-18

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Global Payments, Inc.
5.950%, 08/15/52	72,000	$69,796
		1,353,504
Computers — 0.3%
Dell International LLC/EMC Corp.
8.100%, 07/15/36	612,000	725,416
Gartner, Inc.
3.625%, 06/15/29 (144A)	1,305,000	1,212,220
4.500%, 07/01/28 (144A)	4,240,000	4,131,650
Hewlett Packard Enterprise Co.
5.250%, 07/01/28 (h)	554,000	559,481
6.350%, 10/15/45	450,000	467,018
		7,095,785
Diversified Financial Services — 0.3%
American Express Co.
5.284%, SOFR + 1.420%, 07/26/35 (b)	1,099,000	1,086,881
AT&T Reign II Multi-Property Lease-Backed Pass-Through Trust
6.088%, 12/15/44 (144A)	2,750,000	2,766,500
Capital One Financial Corp.
5.268%, SOFR + 2.370%, 05/10/33 (b)	1,620,000	1,577,515
Mastercard, Inc.
3.850%, 03/26/50	312,000	241,421
3.950%, 02/26/48	472,000	378,236
Nationstar Mortgage Holdings, Inc.
5.500%, 08/15/28 (144A)	171,000	166,072
PennyMac Financial Services, Inc.
7.875%, 12/15/29 (144A)	90,000	94,293
Synchrony Financial
7.250%, 02/02/33	1,984,000	2,048,031
UWM Holdings LLC
6.625%, 02/01/30 (144A)	196,000	194,789
		8,553,738
Electric — 2.8%
AEP Texas, Inc.
3.450%, 05/15/51	1,070,000	709,363
4.150%, 05/01/49	348,000	262,723
4.700%, 05/15/32	906,000	866,835
AEP Transmission Co. LLC
3.150%, 09/15/49	674,000	444,124
3.650%, 04/01/50	598,000	431,922
3.750%, 12/01/47	176,000	130,481
4.250%, 09/15/48	169,000	134,986
4.500%, 06/15/52	547,000	452,813
AES Andes SA
8.150%, 5Y H15 + 3.835%, 06/10/55 (144A) (b)	285,000	288,264
AES Panama Generation Holdings SRL
4.375%, 05/31/30	189,633	165,819
Alabama Power Co.
3.750%, 03/01/45	1,771,000	1,355,925
Baltimore Gas & Electric Co.
3.200%, 09/15/49	880,000	581,338
4.250%, 09/15/48	622,000	497,171
Security Description	Principal Amount*	Value

Electric—(Continued)
Baltimore Gas & Electric Co.
5.400%, 06/01/53	135,000	$128,483
Dominion Energy South Carolina, Inc.
6.250%, 10/15/53	257,000	276,571
Dominion Energy, Inc.
6.625%, 5Y H15 + 2.207%, 05/15/55 (b)	775,000	787,915
7.000%, 5Y H15 + 2.511%, 06/01/54 (b)	641,000	676,886
Duke Energy Carolinas LLC
3.200%, 08/15/49	1,643,000	1,094,800
3.450%, 04/15/51	385,000	265,624
3.700%, 12/01/47	817,000	604,902
3.950%, 03/15/48	344,000	263,538
Duke Energy Corp.
3.950%, 08/15/47	681,000	506,720
5.000%, 08/15/52	251,000	219,045
Duke Energy Florida LLC
3.000%, 12/15/51	1,771,000	1,103,245
4.200%, 07/15/48	6,000	4,803
Duke Energy Ohio, Inc.
5.550%, 03/15/54	129,000	124,723
Duke Energy Progress LLC
2.500%, 08/15/50	2,349,000	1,358,935
4.000%, 04/01/52	379,000	289,644
5.350%, 03/15/53	255,000	241,469
Edison International
4.125%, 03/15/28	451,000	437,314
5.250%, 11/15/28	722,000	723,647
5.750%, 06/15/27 (h)	1,523,000	1,548,426
6.950%, 11/15/29	1,893,000	2,021,548
FirstEnergy Corp.
3.400%, 03/01/50	2,544,000	1,727,468
3.900%, 07/15/27	4,836,000	4,709,259
4.850%, 07/15/47	1,160,000	989,401
FirstEnergy Transmission LLC
4.550%, 04/01/49 (144A) (h)	2,856,000	2,390,946
5.000%, 01/15/35 (144A)	2,253,000	2,176,719
Florida Power & Light Co.
3.150%, 10/01/49	553,000	372,748
3.990%, 03/01/49	1,746,000	1,364,652
Generacion Mediterranea SA/Central Termica Roca SA
9.875%, 12/01/27 (144A)	123,413	118,151
Georgia Power Co.
3.250%, 03/15/51	1,186,000	799,434
4.700%, 05/15/32	960,000	935,318
4.950%, 05/17/33	1,302,000	1,275,038
5.125%, 05/15/52	137,000	127,091
Jersey Central Power & Light Co.
5.100%, 01/15/35 (144A)	415,000	404,804
Johnsonville Aeroderivative Combustion Turbine Generation LLC
5.078%, 10/01/54	941,000	907,181
MidAmerican Energy Co.
3.650%, 08/01/48	369,000	273,441
5.850%, 09/15/54	1,027,000	1,043,747
Northern States Power Co.
3.400%, 08/15/42	176,000	133,685
See accompanying notes to financial statements.
BHFTII-19

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
Northern States Power Co.
4.125%, 05/15/44	231,000	$188,776
NRG Energy, Inc.
4.450%, 06/15/29 (144A)	699,000	667,603
6.250%, 11/01/34 (144A)	485,000	475,710
7.000%, 03/15/33 (144A)	2,456,000	2,651,066
Ohio Power Co.
2.600%, 04/01/30	855,000	757,149
2.900%, 10/01/51	226,000	135,826
4.000%, 06/01/49	799,000	598,874
4.150%, 04/01/48	258,000	197,874
Pacific Gas & Electric Co.
3.500%, 08/01/50	372,000	254,834
4.950%, 07/01/50	1,300,000	1,128,126
5.250%, 03/01/52	4,254,000	3,809,971
PECO Energy Co.
3.000%, 09/15/49	467,000	304,520
3.700%, 09/15/47	435,000	325,735
4.600%, 05/15/52	463,000	397,592
5.250%, 09/15/54	134,000	126,715
PG&E Corp.
5.250%, 07/01/30	2,235,000	2,187,677
7.375%, 5Y H15 + 3.883%, 03/15/55 (b)	1,405,000	1,441,856
Public Service Electric & Gas Co.
3.150%, 01/01/50	602,000	404,869
San Diego Gas & Electric Co.
3.320%, 04/15/50	467,000	315,405
Southern California Edison Co.
2.250%, 06/01/30 (h)	1,192,000	1,035,715
2.500%, 06/01/31	1,137,000	973,177
2.850%, 08/01/29	535,000	488,296
5.200%, 06/01/34	200,000	197,874
5.350%, 07/15/35	444,000	442,398
5.625%, 02/01/36	546,000	545,826
5.650%, 10/01/28	1,241,000	1,270,355
Southern Co.
4.250%, 07/01/36	336,000	301,676
4.850%, 03/15/35	2,617,000	2,496,696
System Energy Resources, Inc.
5.300%, 12/15/34	525,000	514,305
Virginia Electric & Power Co.
2.450%, 12/15/50	951,000	535,174
5.450%, 04/01/53	313,000	297,813
Vistra Operations Co. LLC
5.050%, 12/30/26 (144A)	560,000	560,492
5.700%, 12/30/34 (144A)	2,010,000	1,988,905
6.000%, 04/15/34 (144A) (h)	3,336,000	3,380,539
6.950%, 10/15/33 (144A)	2,735,000	2,942,868
		73,091,372
Electronics — 0.0%
Honeywell International, Inc.
5.250%, 03/01/54	291,000	272,516
5.350%, 03/01/64	402,000	376,867
		649,383
Security Description	Principal Amount*	Value

Energy-Alternate Sources — 0.1%
Continuum Energy Pte. Ltd.
5.000%, 7.850% PIK, 05/11/27 (i) (k) (l)	1,392,807	$1,446,848
SCC Power PLC
4.000%, 4.000% PIK, 05/17/32 (144A) (i)	696,702	136,902
8.000%, 4.000% PIK, 12/31/28 (144A) (i)	1,286,221	784,578
		2,368,328
Engineering & Construction — 0.0%
IHS Holding Ltd.
6.250%, 11/29/28 (144A)	223,000	210,623
Weekley Homes LLC/Weekley Finance Corp.
4.875%, 09/15/28 (144A)	175,000	166,977
		377,600
Entertainment — 0.2%
Affinity Interactive
6.875%, 12/15/27 (144A)	194,000	145,616
HR Ottawa LP
11.000%, 03/31/31 (144A)	3,772,000	3,709,509
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875%, 05/01/29 (144A)	232,000	218,731
		4,073,856
Environmental Control — 0.0%
Clean Harbors, Inc.
4.875%, 07/15/27 (144A)	72,000	70,535
Reworld Holding Corp.
4.875%, 12/01/29 (144A) (h)	101,000	93,407
		163,942
Food — 0.0%
Pilgrim's Pride Corp.
6.250%, 07/01/33	436,000	444,226
Gas — 0.1%
CenterPoint Energy Resources Corp.
4.400%, 07/01/32	314,000	297,298
New Generation Gas Gathering LLC
9.470%, SOFR + 5.750%, 09/30/29 † (b) (k) (l)	407,297	401,188
NiSource, Inc.
3.490%, 05/15/27	214,000	208,305
5.400%, 06/30/33	283,000	283,279
ONE Gas, Inc.
5.100%, 04/01/29	171,000	172,178
Piedmont Natural Gas Co., Inc.
2.500%, 03/15/31	558,000	476,359
Promigas SA ESP/Gases del Pacifico SAC
3.750%, 10/16/29 (144A)	207,000	188,093
		2,026,700
Healthcare-Products — 0.0%
Solventum Corp.
6.000%, 05/15/64 (144A)	1,117,000	1,089,278
See accompanying notes to financial statements.
BHFTII-20

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Healthcare-Services — 0.8%
Elevance Health, Inc.
3.600%, 03/15/51	1,573,000	$1,094,391
5.125%, 02/15/53 (h)	144,000	128,110
HCA, Inc.
5.250%, 06/15/26	395,000	395,958
5.375%, 09/01/26	3,065,000	3,074,195
5.450%, 04/01/31	6,024,000	6,011,877
5.450%, 09/15/34	4,902,000	4,777,937
5.875%, 02/01/29	37,000	37,764
7.690%, 06/15/25	525,000	531,150
Humana, Inc.
5.375%, 04/15/31	433,000	429,377
Select Medical Corp.
6.250%, 12/01/32 (144A)	377,000	362,848
UnitedHealth Group, Inc.
3.875%, 08/15/59	883,000	625,104
4.250%, 06/15/48	815,000	653,892
5.500%, 04/15/64	167,000	156,015
5.625%, 07/15/54	352,000	341,689
5.750%, 07/15/64	1,089,000	1,058,139
6.050%, 02/15/63	238,000	243,019
		19,921,465
Home Builders — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.625%, 08/01/29 (144A)	77,000	70,841
4.625%, 04/01/30 (144A)	190,000	172,401
6.625%, 01/15/28 (144A)	727,000	727,822
Beazer Homes USA, Inc.
7.250%, 10/15/29 (h)	772,000	782,569
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
5.000%, 06/15/29 (144A)	135,000	125,495
DR Horton, Inc.
5.000%, 10/15/34	407,000	392,912
Forestar Group, Inc.
5.000%, 03/01/28 (144A) (h)	287,000	277,232
Homes by WestBay, LLC
11.000%, 02/06/30 † (k) (l)	3,134,000	3,149,670
Landsea Homes Corp.
11.000%, 07/17/28 (k) (l)	3,104,000	3,325,315
LGI Homes, Inc.
7.000%, 11/15/32 (144A)	231,000	228,722
8.750%, 12/15/28 (144A)	232,000	243,356
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	337,000	313,510
5.250%, 12/15/27 (144A)	245,000	239,547
STL Holding Co. LLC
8.750%, 02/15/29 (144A)	178,000	188,190
		10,237,582
Insurance — 0.1%
Ambac Assurance Corp.
5.100% (144A) (m)	162,922	224,832
American International Group, Inc.
4.375%, 06/30/50	372,000	307,425
Security Description	Principal Amount*	Value

Insurance—(Continued)
Arthur J Gallagher & Co.
5.550%, 02/15/55 (h)	195,000	$187,226
6.750%, 02/15/54	588,000	651,013
Marsh & McLennan Cos., Inc.
5.400%, 03/15/55	829,000	793,837
6.250%, 11/01/52	159,000	169,797
		2,334,130
Internet — 0.3%
Amazon.com, Inc.
2.500%, 06/03/50	492,000	293,527
3.100%, 05/12/51	313,000	210,973
4.100%, 04/13/62	2,171,000	1,698,919
4.250%, 08/22/57	467,000	382,421
Meta Platforms, Inc.
4.650%, 08/15/62	1,504,000	1,276,398
5.550%, 08/15/64	1,080,000	1,052,820
5.750%, 05/15/63	1,541,000	1,556,019
Uber Technologies, Inc.
5.350%, 09/15/54 (h)	354,000	329,188
		6,800,265
Investment Companies — 0.4%
Apollo Debt Solutions BDC
6.700%, 07/29/31 (144A) (h)	2,243,000	2,303,559
Ares Strategic Income Fund
5.700%, 03/15/28 (144A) (h)	4,485,000	4,484,372
Blue Owl Capital Corp.
5.950%, 03/15/29	3,073,000	3,085,218
Brookfield Finance, Inc.
6.300%, 5Y H15 + 2.076%, 01/15/55 (b)	1,290,000	1,261,375
		11,134,524
Iron/Steel — 0.0%
Big River Steel LLC/BRS Finance Corp.
6.625%, 01/31/29 (144A)	104,000	103,893
Mineral Resources Ltd.
9.250%, 10/01/28 (144A) (h)	125,000	131,146
Samarco Mineracao SA
9.000%, 5.500% PIK, 06/30/31 (i)	445,907	435,513
9.000%, 5.500% PIK, 06/30/31 (144A) (i)	9,202	8,988
Vale Overseas Ltd.
6.400%, 06/28/54	25,000	24,579
		704,119
Lodging — 0.1%
Full House Resorts, Inc.
8.250%, 02/15/28 (144A)	97,000	96,248
Grupo Posadas SAB de CV
7.000%, 12/30/27 (n)	205,810	186,440
Sonder Holdings, Inc.
13.080%, SOFR + 9.000%, 12/10/27 † (b) (i) (k) (l)	1,984,446	1,875,301
		2,157,989
See accompanying notes to financial statements.
BHFTII-21

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.
3.250%, 09/19/49	1,169,000	$811,545
Machinery-Diversified — 0.1%
CNH Industrial Capital LLC
4.500%, 10/08/27	1,520,000	1,506,134
Deere & Co.
2.875%, 09/07/49	184,000	120,140
		1,626,274
Media — 0.4%
AMC Networks, Inc.
4.250%, 02/15/29	405,000	317,912
10.250%, 01/15/29 (144A) (h)	205,000	217,665
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900%, 06/01/52	4,727,000	3,040,928
3.950%, 06/30/62	2,434,000	1,482,652
4.400%, 12/01/61	190,000	126,470
Comcast Corp.
2.450%, 08/15/52	248,000	134,698
2.650%, 08/15/62	2,585,000	1,354,312
2.937%, 11/01/56	560,000	326,165
2.987%, 11/01/63	756,000	426,672
3.969%, 11/01/47	350,000	265,224
CSC Holdings LLC
5.500%, 04/15/27 (144A) †	400,000	358,000
11.250%, 05/15/28 (144A) †	200,000	197,383
11.750%, 01/31/29 (144A) †	247,000	243,931
Paramount Global
2.900%, 01/15/27	1,489,000	1,424,952
3.375%, 02/15/28	417,000	392,413
3.700%, 10/04/26	570,000	549,002
4.600%, 01/15/45	223,000	163,555
4.900%, 08/15/44	152,000	115,065
5.250%, 04/01/44	579,000	449,877
6.375%, 5Y H15 + 3.999%, 03/30/62 (b) (h)	241,000	232,946
		11,819,822
Mining — 0.3%
Anglo American Capital PLC
4.750%, 03/16/52 (144A)	527,000	438,830
5.500%, 05/02/33 (144A)	860,000	855,026
5.625%, 04/01/30 (144A)	369,000	373,520
Glencore Funding LLC
2.500%, 09/01/30 (144A)	753,000	652,763
2.625%, 09/23/31 (144A)	473,000	398,999
2.850%, 04/27/31 (144A)	654,000	564,415
5.400%, 05/08/28 (144A)	580,000	585,945
6.375%, 10/06/30 (144A)	2,817,000	2,958,508
Vedanta Resources Finance II PLC
10.875%, 09/17/29 (144A)	656,000	677,739
Volcan Cia Minera SAA
8.750%, 01/24/30 (144A)	30,000	28,725
		7,534,470
Security Description	Principal Amount*	Value

Oil & Gas — 2.8%
Antero Resources Corp.
5.375%, 03/01/30 (144A) (h)	1,864,000	$1,801,063
7.625%, 02/01/29 (144A)	1,388,000	1,420,841
Apache Corp.
5.250%, 02/01/42	322,000	279,183
California Resources Corp.
8.250%, 06/15/29 (144A)	179,000	181,515
Calumet Specialty Products Partners LP/Calumet Finance Corp.
9.750%, 07/15/28 (144A)	388,000	394,295
Chevron Corp.
3.078%, 05/11/50	1,267,000	837,946
Chevron USA, Inc.
2.343%, 08/12/50	416,000	233,821
Civitas Resources, Inc.
5.000%, 10/15/26 (144A)	294,000	289,298
8.375%, 07/01/28 (144A)	268,000	278,336
ConocoPhillips Co.
3.800%, 03/15/52	183,000	133,592
4.025%, 03/15/62	760,000	549,156
5.550%, 03/15/54 (h)	361,000	347,046
Devon Energy Corp.
4.500%, 01/15/30	1,828,000	1,768,016
5.750%, 09/15/54 (h)	908,000	823,735
5.875%, 06/15/28	129,000	129,541
Diamondback Energy, Inc.
3.125%, 03/24/31	4,682,000	4,138,580
3.250%, 12/01/26	8,219,000	8,003,790
3.500%, 12/01/29 (h)	11,200,000	10,416,667
4.250%, 03/15/52 (h)	2,331,000	1,757,817
4.400%, 03/24/51 (h)	708,000	548,553
5.750%, 04/18/54 (h)	929,000	871,801
5.900%, 04/18/64	3,351,000	3,145,693
6.250%, 03/15/53	116,000	115,719
Ecopetrol SA
7.750%, 02/01/32	212,000	205,736
8.375%, 01/19/36	30,000	28,933
8.875%, 01/13/33 (h)	71,000	72,346
EQT Corp.
3.125%, 05/15/26 (144A)	2,443,000	2,377,318
3.625%, 05/15/31 (144A)	4,408,000	3,927,819
3.900%, 10/01/27 (h)	3,737,000	3,633,813
5.000%, 01/15/29	1,689,000	1,664,755
5.700%, 04/01/28	2,928,000	2,969,097
5.750%, 02/01/34 (h)	1,061,000	1,054,654
7.000%, 02/01/30 (h)	2,278,000	2,419,427
Expand Energy Corp.
5.700%, 01/15/35	161,000	158,019
Exxon Mobil Corp.
3.452%, 04/15/51	1,176,000	824,360
4.114%, 03/01/46	155,000	125,722
Gran Tierra Energy, Inc.
9.500%, 10/15/29 (144A)	200,000	186,320
Hess Corp.
6.000%, 01/15/40	287,000	298,866
7.300%, 08/15/31	498,000	553,067
See accompanying notes to financial statements.
BHFTII-22

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
MC Brazil Downstream Trading SARL
7.250%, 06/30/31 (144A)	211,749	$175,868
NAK Naftogaz Ukraine via Kondor Finance PLC
7.125%, 07/19/26 (EUR) (i)	427,202	340,472
7.625%, 11/08/28 (144A) (i)	442,505	328,265
Ovintiv, Inc.
7.100%, 07/15/53 (h)	671,000	714,165
Permian Resources Operating LLC
8.000%, 04/15/27 (144A)	358,000	365,566
Petroleos de Venezuela SA
9.750%, 05/17/35 (j)	463,000	50,930
Petroleos Mexicanos
6.500%, 03/13/27	1,249,000	1,207,500
7.500%, 03/20/26	2,965,000	2,961,294
8.750%, 06/02/29	69,800	69,922
10.000%, 02/07/33	32,000	33,230
Pioneer Midco LLC
11.625%, 11/18/30 † (i) (k) (l)	1,293,513	1,325,851
Pioneer Natural Resources Co.
2.150%, 01/15/31	584,000	495,688
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.
7.875%, 11/01/28 (144A)	200,000	205,615
Transocean Titan Financing Ltd.
8.375%, 02/01/28 (144A)	110,000	112,241
Transocean, Inc.
8.250%, 05/15/29 (144A)	239,000	234,117
Vantage Drilling International Ltd.
9.500%, 02/15/28 (144A)	25,000	24,995
Viper Energy, Inc.
5.375%, 11/01/27 (144A)	2,858,000	2,818,203
7.375%, 11/01/31 (144A)	1,040,000	1,088,818
Vista Energy Argentina SAU
7.625%, 12/10/35 (144A)	219,000	217,577
Wildfire Intermediate Holdings LLC
7.500%, 10/15/29 (144A) (h)	151,000	145,296
YPF SA
6.950%, 07/21/27	95,000	92,971
9.500%, 01/17/31 (144A)	289,000	309,103
		72,283,943
Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A) †	982,000	883,800
Berry Global, Inc.
1.650%, 01/15/27	174,000	162,924
5.650%, 01/15/34 (144A)	127,000	127,364
Clydesdale Acquisition Holdings, Inc.
8.750%, 04/15/30 (144A) (h)	192,000	194,087
Mauser Packaging Solutions Holding Co.
7.875%, 04/15/27 (144A) (h)	187,000	190,779
Trivium Packaging Finance BV
5.500%, 08/15/26 (144A) (h)	317,000	312,461
		1,871,415
Security Description	Principal Amount*	Value

Pharmaceuticals — 0.3%
AbbVie, Inc.
4.500%, 05/14/35	138,000	$129,234
4.550%, 03/15/35	1,936,000	1,820,282
5.050%, 03/15/34	3,141,000	3,103,250
Bristol-Myers Squibb Co.
3.900%, 03/15/62	276,000	197,437
5.650%, 02/22/64	320,000	307,961
Eli Lilly & Co.
4.150%, 03/15/59	213,000	167,141
Pfizer Investment Enterprises Pte. Ltd.
4.750%, 05/19/33 (h)	698,000	678,234
Pfizer, Inc.
2.700%, 05/28/50	1,281,000	788,122
4.000%, 12/15/36	308,000	274,571
Takeda Pharmaceutical Co. Ltd.
2.050%, 03/31/30	1,720,000	1,482,028
		8,948,260
Pipelines — 2.1%
Buckeye Partners LP
4.125%, 03/01/25 (144A)	88,000	87,764
Cameron LNG LLC
3.302%, 01/15/35 (144A)	2,546,000	2,100,992
3.402%, 01/15/38 (144A)	1,253,000	1,039,837
Cheniere Corpus Christi Holdings LLC
2.742%, 12/31/39 (h)	2,774,000	2,210,203
3.700%, 11/15/29	473,000	444,065
5.125%, 06/30/27	1,850,000	1,859,926
Cheniere Energy Partners LP
3.250%, 01/31/32	2,864,000	2,483,412
4.000%, 03/01/31	2,955,000	2,732,509
5.750%, 08/15/34 (144A)	1,966,000	1,979,052
Cheniere Energy, Inc.
5.650%, 04/15/34	3,582,000	3,602,575
Eastern Energy Gas Holdings LLC
5.650%, 10/15/54	255,000	240,505
Energy Transfer LP
4.950%, 06/15/28	130,000	129,771
5.000%, 05/15/50 (h)	897,000	760,975
5.400%, 10/01/47	1,097,000	985,573
5.950%, 05/15/54 (h)	882,000	852,671
6.050%, 09/01/54	1,312,000	1,284,058
7.375%, 02/01/31 (144A)	5,985,000	6,258,670
EQM Midstream Partners LP
4.500%, 01/15/29 (144A)	2,941,000	2,799,661
Kinder Morgan Energy Partners LP
5.400%, 09/01/44 (h)	326,000	297,479
5.500%, 03/01/44	293,000	271,554
NGPL PipeCo LLC
3.250%, 07/15/31 (144A)	3,594,000	3,099,800
Sabine Pass Liquefaction LLC
4.500%, 05/15/30 (h)	2,357,000	2,283,166
5.000%, 03/15/27	3,656,000	3,663,590
5.625%, 03/01/25	813,000	813,311
5.875%, 06/30/26	1,327,000	1,339,613
5.900%, 09/15/37	1,817,000	1,845,361
See accompanying notes to financial statements.
BHFTII-23

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pipelines—(Continued)
South Bow USA Infrastructure Holdings LLC
4.911%, 09/01/27 (144A)	361,000	$359,796
Targa Resources Corp.
4.200%, 02/01/33	1,480,000	1,343,862
5.500%, 02/15/35 (h)	379,000	372,869
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000%, 01/15/32	806,000	733,259
4.875%, 02/01/31	2,900,000	2,800,070
5.000%, 01/15/28	1,900,000	1,879,388
5.500%, 03/01/30	476,000	477,497
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/28	68,000	66,057
Venture Global LNG, Inc.
9.000%, 5Y H15 + 5.440%, 09/30/29 (144A) (b)	254,000	265,568
		53,764,459
Real Estate — 0.3%
Five Point Operating Co. LP/Five Point Capital Corp.
10.500%, 01/15/28 (144A) (n)	394,604	401,365
Howard Hughes Corp.
5.375%, 08/01/28 (144A) (h)	416,000	404,075
Lessen, Inc.
9.570%, SOFR + 5.750%, 2.750% PIK, 01/05/28 † (b) (i) (k) (l)	1,872,224	1,745,849
Resort Communities Loanco LP
10.500%, 2.000% PIK, 11/21/28 (i) (k) (l)	4,335,291	4,356,968
		6,908,257
Real Estate Investment Trusts — 1.7%
American Tower Corp.
1.875%, 10/15/30	342,000	286,587
2.700%, 04/15/31	942,000	813,235
2.900%, 01/15/30	1,216,000	1,095,106
5.450%, 02/15/34	2,735,000	2,739,675
5.550%, 07/15/33	441,000	444,279
Crown Castle, Inc.
2.100%, 04/01/31	166,000	137,392
2.250%, 01/15/31	4,031,000	3,387,441
2.500%, 07/15/31	265,000	223,174
Equinix, Inc.
2.150%, 07/15/30 (h)	530,000	456,135
2.500%, 05/15/31	4,081,000	3,488,192
3.900%, 04/15/32 (h)	1,221,000	1,124,614
Extra Space Storage LP
2.350%, 03/15/32	1,950,000	1,593,069
2.400%, 10/15/31	330,000	274,200
GLP Capital LP/GLP Financing II, Inc.
3.250%, 01/15/32	3,024,000	2,590,067
4.000%, 01/15/30	2,721,000	2,534,286
4.000%, 01/15/31	3,155,000	2,885,764
5.300%, 01/15/29 (h)	3,374,000	3,349,541
5.750%, 06/01/28	2,084,000	2,103,017
6.250%, 09/15/54	3,164,000	3,157,803
6.750%, 12/01/33	1,202,000	1,272,407
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
NNN REIT, Inc.
3.000%, 04/15/52	614,000	$372,670
3.100%, 04/15/50	236,000	148,502
3.500%, 04/15/51	1,071,000	723,909
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.875%, 05/15/29 (144A)	340,000	319,953
Service Properties Trust
5.500%, 12/15/27	71,000	66,394
8.375%, 06/15/29	828,000	800,471
8.875%, 06/15/32	899,000	832,032
VICI Properties LP
4.750%, 02/15/28	2,147,000	2,128,952
4.950%, 02/15/30	4,039,000	3,959,039
VICI Properties LP/VICI Note Co., Inc.
3.750%, 02/15/27 (144A)	786,000	762,643
XHR LP
4.875%, 06/01/29 (144A)	52,000	49,057
		44,119,606
Retail — 0.2%
Home Depot, Inc.
2.750%, 09/15/51	914,000	557,593
3.350%, 04/15/50	494,000	344,392
3.500%, 09/15/56	478,000	331,363
5.400%, 06/25/64	461,000	441,886
Lowe's Cos., Inc.
3.000%, 10/15/50	424,000	263,602
4.375%, 09/15/45	1,992,000	1,644,147
5.750%, 07/01/53	177,000	173,300
5.800%, 10/15/36	553,000	574,218
		4,330,501
Semiconductors — 0.4%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	2,909,000	2,375,698
3.419%, 04/15/33 (144A)	1,899,000	1,662,255
4.150%, 11/15/30	1,464,000	1,400,851
4.800%, 10/15/34	1,306,000	1,260,272
Intel Corp.
3.050%, 08/12/51	408,000	232,715
5.050%, 08/05/62	1,193,000	930,884
KLA Corp.
3.300%, 03/01/50	1,680,000	1,160,346
Lam Research Corp.
3.125%, 06/15/60	274,000	167,765
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.500%, 05/11/31	632,000	538,773
Texas Instruments, Inc.
2.700%, 09/15/51	487,000	295,666
5.000%, 03/14/53	319,000	292,251
		10,317,476
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.
4.200%, 05/01/30	165,000	156,575
See accompanying notes to financial statements.
BHFTII-24

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Software — 0.5%
AppLovin Corp.
5.375%, 12/01/31	3,580,000	$3,580,930
5.950%, 12/01/54	2,158,000	2,125,520
Cloud Software Group, Inc.
9.000%, 09/30/29 (144A)	128,000	129,958
Dye & Durham Ltd.
8.625%, 04/15/29 (144A) (h)	170,000	178,290
Oracle Corp.
3.950%, 03/25/51 (h)	3,474,000	2,573,211
4.000%, 07/15/46	832,000	640,285
4.100%, 03/25/61	845,000	606,626
4.375%, 05/15/55	169,000	132,200
5.375%, 07/15/40	132,000	127,093
5.375%, 09/27/54	1,933,000	1,781,688
5.500%, 09/27/64	587,000	537,050
6.900%, 11/09/52	760,000	850,993
Playtika Holding Corp.
4.250%, 03/15/29 (144A)	61,000	55,297
		13,319,141
Telecommunications — 1.0%
AT&T, Inc.
3.650%, 09/15/59	5,513,000	3,651,623
3.800%, 12/01/57	3,333,000	2,299,449
Colombia Telecomunicaciones SA ESP
4.950%, 07/17/30 (144A)	200,000	167,836
CommScope LLC
6.000%, 03/01/26 (144A)	816,000	811,920
Connect Finco SARL/Connect U.S. Finco LLC
9.000%, 09/15/29 (144A)	200,000	182,161
Digicel Group Holdings Ltd.
Zero Coupon, 12/31/30 (144A) (l)	160,005	12,000
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S.
12.000%, 3.000% PIK, 05/25/27 (i)	123,060	121,725
Digicel Midco Ltd./Difl U.S. II LLC
10.500%, 11.000% PIK, 11/25/28 (i)	86,562	77,473
Juniper Networks, Inc.
5.950%, 03/15/41	175,000	172,501
Kenbourne Invest SA
4.700%, 01/22/28 (144A) † (j)	210,000	84,000
6.875%, 11/26/24 (144A) † (j)	310,000	125,913
Level 3 Financing, Inc.
10.000%, 10/15/32 (144A)	460,960	458,193
Motorola Solutions, Inc.
5.600%, 06/01/32 (h)	481,000	490,826
Rogers Communications, Inc.
5.300%, 02/15/34	3,262,000	3,179,348
Sprint LLC
7.625%, 03/01/26	4,516,000	4,615,939
T-Mobile USA, Inc.
2.550%, 02/15/31	1,457,000	1,253,262
3.875%, 04/15/30	1,248,000	1,174,352
4.700%, 01/15/35	3,008,000	2,844,994
Verizon Communications, Inc.
1.500%, 09/18/30	345,000	286,182
Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
1.680%, 10/30/30	4,069,000	$3,383,850
4.272%, 01/15/36	347,000	312,075
VF Ukraine PAT via VFU Funding PLC
6.200%, 02/11/25 (144A)	74,000	68,635
Zayo Group Holdings, Inc.
4.000%, 03/01/27 (144A)	267,000	246,243
Zegona Finance PLC
8.625%, 07/15/29 (144A) (h)	292,000	309,530
		26,330,030
Transportation — 0.3%
Burlington Northern Santa Fe LLC
3.050%, 02/15/51	988,000	648,644
3.300%, 09/15/51 (h)	975,000	668,425
4.450%, 01/15/53	560,000	469,081
5.500%, 03/15/55	377,000	370,338
CSX Corp.
3.350%, 09/15/49	1,083,000	751,153
4.300%, 03/01/48	153,000	125,949
4.500%, 11/15/52	175,000	147,571
Norfolk Southern Corp.
2.900%, 08/25/51	243,000	149,683
3.050%, 05/15/50	283,000	183,025
3.155%, 05/15/55	813,000	513,496
3.400%, 11/01/49	326,000	225,331
3.700%, 03/15/53	237,000	170,327
4.150%, 02/28/48	583,000	463,610
Union Pacific Corp.
3.550%, 05/20/61	402,000	268,076
3.839%, 03/20/60	865,000	618,186
3.850%, 02/14/72	499,000	346,255
4.100%, 09/15/67	186,000	135,066
Union Pacific Railroad Co. Pass-Through Trust
3.227%, 05/14/26	546,450	536,906
		6,791,122
Water — 0.0%
Thames Water Utilities Finance PLC
4.000%, 06/19/25 (GBP)	400,000	403,108
Total Corporate Bonds & Notes (Cost $640,993,466)		633,137,867

Asset-Backed Securities—10.1%
Asset-Backed - Automobile — 0.1%
Asset-Backed European Securitisation Transaction Twenty- Three SARL
4.395%, 1M EURIBOR + 1.600%, 03/21/34 (EUR) (b)	100,000	103,891
Auto ABS Italian Stella Loans SRL
4.563%, 1M EURIBOR + 1.700%, 12/29/36 (EUR) (b)	100,000	103,994
5.163%, 1M EURIBOR + 2.300%, 12/29/36 (EUR) (b)	100,000	104,159
Auto1 Car Funding SARL
6.402%, 1M EURIBOR + 3.500%, 12/15/33 (EUR) (b)	100,000	107,154
See accompanying notes to financial statements.
BHFTII-25

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Cardiff Auto Receivables Securitisation PLC
6.609%, SONIA + 1.900%, 08/20/31 (GBP) (b)	259,000	$325,208
7.309%, SONIA + 2.600%, 08/20/31 (GBP) (b)	197,000	247,658
Dowson PLC
8.659%, SONIA + 3.950%, 08/20/31 (GBP) (b)	500,000	622,976
9.559%, SONIA + 4.850%, 08/20/31 (GBP) (b)	152,142	190,412
11.659%, SONIA + 6.950%, 08/20/31 (GBP) (b)	500,000	623,072
Hill FL BV
5.033%, 1M EURIBOR + 1.950%, 10/18/32 (EUR) (b)	100,000	104,140
Pony SA Compartment German Auto Loans
4.102%, 1M EURIBOR + 1.200%, 01/14/33 (EUR) (b)	100,000	103,501
4.552%, 1M EURIBOR + 1.650%, 01/14/33 (EUR) (b)	100,000	103,483
SCF Rahoituspalvelut XIII DAC
4.201%, 1M EURIBOR + 1.400%, 06/25/34 (EUR) (b)	100,000	103,589
		2,843,237
Asset-Backed - Credit Card — 0.0%
Newday Funding Master Issuer PLC
6.109%, SONIA + 1.400%, 07/15/32 (GBP) (b)	100,000	125,274
6.609%, SONIA + 1.900%, 07/15/32 (GBP) (b)	111,000	139,304
7.359%, SONIA + 2.650%, 07/15/32 (GBP) (b)	246,000	309,529
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2
5.022%, 1M EURIBOR + 1.800%, 10/27/42 (EUR) (b)	100,000	103,623
7.222%, 1M EURIBOR + 4.000%, 10/27/42 (EUR) (b)	100,000	103,621
		781,351
Asset-Backed - Home Equity — 0.9%
Ace Securities Corp.
Zero Coupon, 08/15/30 (b)	254,525	233,473
ACE Securities Corp. Home Equity Loan Trust
4.713%, 1M TSFR + 0.374%, 05/25/37 (b)	988,458	161,912
Argent Mortgage Loan Trust
4.933%, 1M TSFR + 0.594%, 05/25/35 (b)	1,643,910	1,302,006
Argent Securities Trust
4.753%, 1M TSFR + 0.414%, 07/25/36 (b)	530,621	139,611
Bayview Financial Revolving Asset Trust
5.459%, 1M TSFR + 1.114%, 05/28/39 (144A) (b)	2,980,649	2,509,645
5.459%, 1M TSFR + 1.114%, 12/28/40 (144A) (b)	101,429	106,309
Bear Stearns Asset-Backed Securities I Trust
4.803%, 1M TSFR + 0.464%, 04/25/37 (b)	2,965,000	2,751,310
4.933%, 1M TSFR + 0.594%, 06/25/36 (b)	389,946	376,002
6.178%, 1M TSFR + 1.839%, 08/25/34 (b)	2,072	2,010
6.250%, 12/25/35 (n)	1,152,364	1,081,335
6.250%, 02/25/36 (n)	1,369,254	1,352,299
Bear Stearns Asset-Backed Securities Trust
5.013%, 1M TSFR + 0.674%, 04/25/36 (b)	2,038,100	1,873,674
6.613%, 1M TSFR + 5.364%, 06/25/35 (b)	2,142,000	2,163,053
Bear Stearns Structured Products Trust
6.453%, 1M TSFR + 2.114%, 03/25/37 (144A) (b)	760,578	752,862
Citigroup Mortgage Loan Trust, Inc.
4.653%, 1M TSFR + 0.314%, 05/25/37 (b)	1,545,700	1,000,984
4.723%, 1M TSFR + 0.384%, 05/25/37 (b)	702,124	454,650
CSMC Trust
5.465%, 09/27/66 (144A) (b)	2,099,544	2,092,738
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
CWABS Asset-Backed Certificates Trust
4.703%, 1M TSFR + 0.364%, 06/25/37 (b)	880,980	$757,485
CWHEQ Home Equity Loan Trust
6.155%, 06/25/35	30,520	50,796
GSAA Home Equity Trust
5.772%, 11/25/36 (b)	157,068	45,637
Home Equity Mortgage Loan Asset-Backed Trust
3.588%, 1M TSFR + 2.139%, 07/25/34 (b)	102,320	98,027
Home Equity Mortgage Trust
5.867%, 07/25/36 (n)	454,447	45,907
Irwin Home Equity Loan Trust
6.530%, 09/25/37 (144A) (n)	20,947	20,915
MASTR Asset-Backed Securities Trust
4.973%, 1M TSFR + 0.634%, 06/25/36 (144A) (b)	296,175	269,541
5.013%, 1M TSFR + 0.394%, 05/25/37 (b)	621,846	515,562
Morgan Stanley Mortgage Loan Trust
6.463%, 01/25/47 (n)	3,161,101	1,100,685
6.512%, 10/25/36 (n)	269,246	59,517
Option One Mortgage Loan Trust
4.663%, 1M TSFR + 0.324%, 03/25/37 (b)	930,000	779,772
5.866%%, 01/25/37 (n)	2,158,077	1,792,238
Yale Mortgage Loan Trust
4.853%, 1M TSFR + 0.514%, 06/25/37 (144A) (b)	697,188	215,960
		24,105,915
Asset-Backed - Manufactured Housing — 0.4%
BankAmerica Manufactured Housing Contract Trust
7.070%, 02/10/22 (b)	470,000	64,631
7.221%, 12/10/25 (b)	4,000,000	464,788
BCMSC Trust
7.575%, 06/15/30 (b)	1,270,292	104,397
7.830%, 06/15/30 (b)	1,178,847	100,029
8.290%, 06/15/30 (b)	850,435	76,402
Cascade MH Asset Trust
4.000%, 11/25/44 (144A) (b)	1,454,029	1,360,749
Conseco Finance Corp.
6.830%, 04/01/30 (b)	1,094,826	1,049,376
7.500%, 03/01/30 (b)	347,767	99,113
7.860%, 03/01/30 (b)	324,736	96,791
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	878,314	189,980
8.060%, 09/01/29 (b)	586,391	89,057
8.200%, 05/01/31	1,604,918	357,612
Credit Suisse First Boston Mortgage Securities Corp.
8.100%, 09/25/31 (b)	214,839	216,098
Credit-Based Asset Servicing & Securitization LLC
6.750%%, 10/25/36 (144A) (n)	3,943,993	3,132,592
GreenPoint Manufactured Housing
9.230%, 12/15/29 (b)	296,190	291,828
Lehman ABS Manufactured Housing Contract Trust
6.630%, 04/15/40 (b)	428,244	432,270
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (b)	145,644	65,606
7.620%, 06/15/32 (b)	670,462	664,445
Origen Manufactured Housing Contract Trust
6.160%, 10/15/37 (144A) (b)	86,385	85,397
See accompanying notes to financial statements.
BHFTII-26

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Origen Manufactured Housing Contract Trust
7.820%, 03/15/32 (b)	164,200	$162,202
		9,103,363
Asset-Backed - Other — 7.8%
510 Loan Acquisition Trust
8.107%, 09/25/60 (144A) (n)	638,635	634,140
AGL CLO 12 Ltd.
6.039%, 3M TSFR + 1.422%, 07/20/34 (144A) (b)	1,310,000	1,312,511
AGL CLO 14 Ltd.
6.029%, 3M TSFR + 1.412%, 12/02/34 (144A) (b)	1,330,000	1,331,289
6.529%, 3M TSFR + 1.912%, 12/02/34 (144A) (b)	250,000	250,217
AGL CLO 32 Ltd.
6.645%, 3M TSFR + 1.380%, 07/21/37 (144A) (b)	250,000	251,027
AGL Core CLO 15 Ltd.
6.029%, 3M TSFR + 1.412%, 01/20/35 (144A) (b)	250,000	250,240
AGL Core CLO 2 Ltd.
6.077%, 3M TSFR + 1.460%, 07/20/37 (144A) (b)	950,000	953,311
AGL Core CLO 4 Ltd.
6.152%, 3M TSFR + 1.380%, 10/20/37 (144A) (b)	860,000	866,235
AIMCO CLO 11 Ltd.
6.298%, 3M TSFR + 1.650%, 07/17/37 (144A) (b)	330,000	331,178
AIMCO CLO 21 Ltd.
6.552%, 3M TSFR + 1.920%, 04/18/37 (144A) (b)	250,000	251,340
Anchorage Capital CLO 17 Ltd.
6.088%, 3M TSFR + 1.432%, 07/15/34 (144A) (b)	1,890,000	1,892,017
Anchorage Capital CLO 6 Ltd.
6.072%, 3M TSFR + 1.440%, 04/22/34 (144A) (b)	890,000	891,359
6.732%, 3M TSFR + 2.100%, 04/22/34 (144A) (b)	540,000	540,596
Anchorage Capital CLO 7 Ltd.
6.177%, 3M TSFR + 1.560%, 04/28/37 (144A) (b)	830,000	833,739
6.667%, 3M TSFR + 2.050%, 04/28/37 (144A) (b)	1,480,000	1,486,624
8.417%, 3M TSFR + 3.800%, 04/28/37 (144A) (b)	250,000	254,973
Anchorage Capital CLO 8 Ltd.
6.679%, 3M TSFR + 2.062%, 10/27/34 (144A) (b)	1,050,000	1,058,916
Apidos CLO XXII Ltd.
6.379%, 3M TSFR + 1.762%, 04/20/31 (144A) (b)	250,000	250,269
Apidos CLO XXV Ltd.
5.931%, 3M TSFR + 1.600%, 01/20/37 (144A) (b)	650,000	650,000
AREIT Ltd.
6.084%, 1M TSFR + 1.686%, 05/17/41 (144A) (b)	3,360,000	3,361,922
ARES European CLO XII DAC
4.919%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (b)	297,000	307,436
ARES LII CLO Ltd.
5.943%, 3M TSFR + 1.312%, 04/22/31 (144A) (b)	1,025,917	1,028,071
ARES LIX CLO Ltd.
5.918%, 3M TSFR + 1.292%, 04/25/34 (144A) (b)	250,000	250,198
ARES LVI CLO Ltd.
5.550%, 3M TSFR + 1.250%, 01/25/38 (144A) (b)	350,000	350,000
6.048%, 3M TSFR + 1.422%, 10/25/34 (144A) (b)	350,000	349,912
ARES XXXVII CLO Ltd.
5.736%, 3M TSFR + 1.080%, 10/15/30 (144A) (b)	220,486	220,902
Arm Master Trust LLC Agricultural Loan Backed Notes
2.430%, 11/15/27 (144A)	182,410	181,265
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Armada Euro CLO III DAC
6.484%, 3M EURIBOR + 3.300%, 10/15/37 (144A) (EUR) (b)	250,000	$258,969
Asimi Funding PLC
6.059%, SONIA + 1.350%, 09/16/31 (GBP) (b)	100,000	125,081
6.659%, SONIA + 1.950%, 09/16/31 (GBP) (b)	100,000	125,510
Assurant CLO II Ltd.
5.919%, 3M TSFR + 1.302%, 04/20/31 (144A) (b)	161,351	161,517
Assurant CLO IV Ltd.
7.279%, 3M TSFR + 2.662%, 04/20/30 (144A) (b)	625,000	625,737
8.529%, 3M TSFR + 3.912%, 04/20/30 (144A) (b)	360,000	361,066
Avoca CLO XXII DAC
4.479%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (b)	150,000	153,914
6.079%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (b)	250,000	259,430
Bain Capital Credit CLO Ltd.
6.167%, 3M TSFR + 1.550%, 07/19/31 (144A) (b)	250,000	250,219
6.176%, 3M TSFR + 1.520%, 07/15/37 (144A) (b)	1,170,000	1,171,955
7.996%, 3M TSFR + 3.362%, 07/24/34 (144A) (b)	250,000	250,585
Ballyrock CLO 15 Ltd.
5.630%, 3M TSFR + 1.330%, 01/15/38 (144A) (b)	1,010,000	1,010,000
5.978%, 3M TSFR + 1.322%, 04/15/34 (144A) (b)	1,010,000	1,010,002
Ballyrock CLO Ltd.
11.029%, 3M TSFR + 6.412%, 10/20/31 (144A) (b)	250,000	249,116
Bankers Healthcare Group Securitization Trust
5.170%, 09/17/31 (144A)	100,000	99,233
Bardot CLO Ltd.
7.893%, 3M TSFR + 3.262%, 10/22/32 (144A) (b)	250,000	250,796
Barings CLO Ltd.
6.069%, 3M TSFR + 1.452%, 10/20/30 (144A) (b)	333,844	334,126
6.279%, 3M TSFR + 1.662%, 01/20/31 (144A) (b)	250,000	250,443
Battalion CLO 18 Ltd.
6.668%, 3M TSFR + 2.012%, 10/15/36 (144A) (b)	298,000	298,007
Battalion CLO VIII Ltd.
5.964%, 3M TSFR + 1.332%, 07/18/30 (144A) (b)	537,905	538,151
6.444%, 3M TSFR + 1.812%, 07/18/30 (144A) (b)	642,000	642,218
Battalion CLO XI Ltd.
6.616%, 3M TSFR + 1.982%, 04/24/34 (144A) (b)	250,000	249,873
Battalion CLO XX Ltd.
6.098%, 3M TSFR + 1.442%, 07/15/34 (144A) (b)	730,000	730,834
Benefit Street Partners CLO V-B Ltd.
6.147%, 3M TSFR + 1.530%, 07/20/37 (144A) (b)	1,030,000	1,036,573
Benefit Street Partners CLO VIII Ltd.
5.979%, 3M TSFR + 1.362%, 01/20/31 (144A) (b)	879,556	880,260
Benefit Street Partners CLO XVI Ltd.
5.642%, 3M TSFR + 1.320%, 01/17/38 (144A) (b)	250,000	250,000
Benefit Street Partners CLO XX Ltd.
6.088%, 3M TSFR + 1.432%, 07/15/34 (144A) (b)	310,000	310,555
11.668%, 3M TSFR + 7.012%, 07/15/34 (144A) (b)	250,000	251,179
BHG Securitization Trust
2.240%, 10/17/34 (144A)	130,000	119,945
Birch Grove CLO 3 Ltd.
6.679%, 3M TSFR + 2.062%, 01/19/35 (144A) (b)	250,000	250,407
BlueMountain CLO Ltd.
6.073%, 3M TSFR + 1.442%, 10/22/30 (144A) (b)	143,541	143,674
6.476%, 3M TSFR + 1.850%, 10/25/30 (144A) (b)	970,000	970,901
See accompanying notes to financial statements.
BHFTII-27

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
BlueMountain CLO Ltd.
6.485%, 3M TSFR + 1.962%, 08/15/31 (144A) (b)	250,000	$250,074
BlueMountain CLO XXII Ltd.
6.418%, 3M TSFR + 1.762%, 07/15/31 (144A) (b)	660,000	659,863
BlueMountain CLO XXVIII Ltd.
6.178%, 3M TSFR + 1.522%, 04/15/34 (144A) (b)	100,000	100,077
BlueMountain EUR CLO DAC
4.934%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (b)	560,000	578,638
Bridge Street CLO II Ltd.
6.109%, 3M TSFR + 1.492%, 07/20/34 (144A) (b)	250,000	250,283
Brignole Co.
7.079%, 1M EURIBOR + 4.000%, 02/24/42 (EUR) (b)	81,371	84,340
Bristol Park CLO Ltd.
5.908%, 3M TSFR + 1.252%, 04/15/29 (144A) (b)	381,556	381,809
Canyon CLO Ltd.
6.606%, 3M TSFR + 1.950%, 10/15/37 (144A) (b)	290,000	293,190
6.706%, 3M TSFR + 2.050%, 05/15/37 (144A) (b)	660,000	666,242
Carlyle Global Market Strategies CLO Ltd.
5.879%, 3M TSFR + 1.232%, 04/17/31 (144A) (b)	428,297	428,389
Carlyle U.S. CLO Ltd.
6.078%, 3M TSFR + 1.422%, 07/15/34 (144A) (b)	610,000	610,000
6.098%, 3M TSFR + 1.442%, 01/15/30 (144A) (b)	562,063	562,661
6.915%, 3M TSFR + 1.780%, 10/21/37 (144A) (b)	520,000	522,290
7.217%, 3M TSFR + 2.600%, 07/20/35 (144A) (b)	250,000	251,572
Carrington Mortgage Loan Trust
4.613%, 1M TSFR + 0.274%, 10/25/36 (b)	99,188	96,924
CBAM Ltd.
6.309%, 3M TSFR + 1.662%, 04/17/31 (144A) (b)	250,000	250,146
C-BASS Trust
4.773%, 1M TSFR + 0.434%, 10/25/36 (b)	148,125	96,273
Cedar Funding II CLO Ltd.
5.959%, 3M TSFR + 1.342%, 04/20/34 (144A) (b)	535,000	536,471
6.229%, 3M TSFR + 1.612%, 04/20/34 (144A) (b)	510,000	510,243
Cedar Funding V CLO Ltd.
6.009%, 3M TSFR + 1.362%, 07/17/31 (144A) (b)	565,189	565,616
Cedar Funding VI CLO Ltd.
5.929%, 3M TSFR + 1.312%, 04/20/34 (144A) (b)	3,020,000	3,020,045
Cedar Funding VIII CLO Ltd.
6.559%, 3M TSFR + 1.912%, 10/17/34 (144A) (b)	460,000	460,371
Cedar Funding XI CLO Ltd.
5.574%, 3M TSFR + 1.300%, 05/29/32 (144A) (b)	250,000	250,021
Cedar Funding XIV CLO Ltd.
6.352%, 3M TSFR + 1.700%, 10/15/37 (144A) (b)	250,000	250,028
Chase Funding Trust
6.333%, 04/25/32 (n)	7,878	7,841
CIFC Funding Ltd.
5.569%, 3M TSFR + 1.260%, 01/15/38 (144A) (b)	280,000	280,000
5.794%, 3M TSFR + 1.320%, 01/18/38 (144A) (b)	510,000	510,073
6.009%, 3M TSFR + 1.392%, 10/20/34 (144A) (b)	1,190,000	1,192,781
6.046%, 3M TSFR + 1.420%, 07/25/37 (144A) (b)	250,000	251,739
6.058%, 3M TSFR + 1.402%, 07/15/34 (144A) (b)	280,000	279,930
6.058%, 3M TSFR + 1.410%, 07/17/37 (144A) (b)	250,000	251,249
6.068%, 3M TSFR + 1.412%, 07/15/36 (144A) (b)	250,000	250,433
6.097%, 3M TSFR + 1.450%, 07/16/37 (144A) (b)	940,000	944,577
6.167%, 3M TSFR + 1.550%, 04/21/37 (144A) (b)	1,170,000	1,179,097
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CIFC Funding Ltd.
6.217%, 3M TSFR + 1.600%, 01/20/37 (144A) (b)	390,000	$392,294
6.294%, 3M TSFR + 1.662%, 01/18/31 (144A) (b)	330,000	329,994
6.376%, 3M TSFR + 1.750%, 07/25/37 (144A) (b)	730,000	730,519
6.479%, 3M TSFR + 1.862%, 04/27/31 (144A) (b)	250,000	250,618
6.529%, 3M TSFR + 1.912%, 10/20/34 (144A) (b)	250,000	251,043
6.533%, 3M TSFR + 1.360%, 07/23/37 (144A) (b)	1,380,000	1,387,020
6.568%, 3M TSFR + 1.912%, 10/15/34 (144A) (b)	250,000	250,115
6.659%, 3M TSFR + 2.012%, 07/16/30 (144A) (b)	250,000	250,624
Citigroup Mortgage Loan Trust, Inc.
4.623%, 1M TSFR + 0.284%, 07/25/45 (b)	519,664	356,352
8.203%, 1M TSFR + 3.864%, 07/25/37 (b)	4,602,562	4,005,385
Clear Creek CLO Ltd.
6.079%, 3M TSFR + 1.462%, 10/20/30 (144A) (b)	21,264	21,261
Clover CLO LLC
5.993%, 3M TSFR + 1.362%, 04/22/34 (144A) (b)	1,170,000	1,173,217
6.147%, 3M TSFR + 1.530%, 04/20/37 (144A) (b)	250,000	251,043
6.567%, 3M TSFR + 1.950%, 04/20/37 (144A) (b)	250,000	251,592
Countrywide Asset-Backed Certificates Trust
4.534%, 04/25/36 (b)	640,281	553,028
Credit-Based Asset Servicing & Securitization LLC
3.006%, 12/25/36 (n)	133,327	107,143
CVC Cordatus Loan Fund IV DAC
4.300%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (b)	250,000	255,798
CWABS Asset-Backed Certificates Trust
4.873%, 1M TSFR + 0.534%, 04/25/46 (b)	531,669	395,438
CWHEQ Revolving Home Equity Loan Trust
4.662%, 1M TSFR + 0.264%, 11/15/36 (b)	78,307	75,960
4.692%, 1M TSFR + 0.294%, 05/15/35 (b)	27,975	27,542
Diameter Capital CLO 1 Ltd.
6.025%, 3M TSFR + 1.390%, 10/15/37 (144A) (b)	250,000	251,872
Dryden 43 Senior Loan Fund
5.687%, 3M TSFR + 1.070%, 04/20/34 (144A) (b)	910,000	910,159
Dryden 53 CLO Ltd.
6.038%, 3M TSFR + 1.382%, 01/15/31 (144A) (b)	4,952,816	4,962,494
Dryden 65 CLO Ltd.
6.494%, 3M TSFR + 1.862%, 07/18/30 (144A) (b)	250,000	250,087
Dryden 77 CLO Ltd.
5.903%, 3M TSFR + 1.382%, 05/20/34 (144A) (b)	610,000	611,305
Dryden 87 CLO Ltd.
5.883%, 3M TSFR + 1.362%, 05/20/34 (144A) (b)	400,000	401,100
Edenbrook Mortgage Funding PLC
6.677%, SONIA + 1.950%, 03/22/57 (GBP) (b)	241,168	302,406
7.277%, SONIA + 2.550%, 03/22/57 (GBP) (b)	138,945	174,425
Elmwood CLO 23 Ltd.
6.447%, 3M TSFR + 1.800%, 04/16/36 (144A) (b)	250,000	250,929
Elmwood CLO 27 Ltd.
6.582%, 3M TSFR + 1.950%, 04/18/37 (144A) (b)	250,000	251,437
Elmwood CLO 29 Ltd.
6.137%, 3M TSFR + 1.520%, 04/20/37 (144A) (b)	730,000	734,816
Elmwood CLO 30 Ltd.
6.730%, 3M TSFR + 1.430%, 07/17/37 (144A) (b)	390,000	391,190
Elmwood CLO II Ltd.
5.907%, 3M TSFR + 1.350%, 10/20/37 (144A) (b)	1,140,000	1,142,280
6.257%, 3M TSFR + 1.700%, 10/20/37 (144A) (b)	250,000	250,479
10.307%, 3M TSFR + 5.750%, 10/20/37 (144A) (b)	250,000	255,494
See accompanying notes to financial statements.
BHFTII-28

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Elmwood CLO VI Ltd.
6.012%, 3M TSFR + 1.380%, 07/18/37 (144A) (b)	360,000	$362,165
Elmwood CLO XII Ltd.
5.926%, 3M TSFR + 1.360%, 10/15/37 (144A) (b)	760,000	766,418
Equity One Mortgage Pass-Through Trust
5.459%, 12/25/33 (b)	2,986,237	2,460,060
Euro-Galaxy III CLO DAC
6.348%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (b)	290,000	299,239
Fairstone Financial Issuance Trust I
3.735%, 10/20/39 (144A) (CAD)	323,000	220,746
Fidelity Grand Harbour CLO DAC
6.784%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (b)	250,000	259,310
First Franklin Mortgage Loan Trust
4.603%, 1M TSFR + 0.264%, 12/25/36 (b)	1,313,253	1,099,041
4.693%, 1M TSFR + 0.354%, 10/25/36 (b)	132,395	84,846
4.733%, 1M TSFR + 0.394%, 12/25/36 (b)	3,595,814	1,448,719
4.873%, 1M TSFR + 0.534%, 12/25/36 (b)	6,614,725	2,670,784
Flatiron CLO 18 Ltd.
5.859%, 3M TSFR + 1.212%, 04/17/31 (144A) (b)	84,735	84,813
Flatiron CLO 20 Ltd.
6.441%, 3M TSFR + 1.920%, 05/20/36 (144A) (b)	250,000	250,415
Flatiron CLO 21 Ltd.
5.977%, 3M TSFR + 1.360%, 10/19/37 (144A) (b)	2,390,000	2,402,994
Fortuna Consumer Loan ABS DAC
4.495%, 1M EURIBOR + 1.650%, 10/18/34 (EUR) (b)	100,000	103,868
6.945%, 1M EURIBOR + 4.100%, 10/18/34 (EUR) (b)	300,000	311,633
Foundation Finance Trust
2.190%, 01/15/42 (144A)	410,731	384,791
4.930%, 03/15/50 (144A)	227,000	223,679
Fremont Home Loan Trust
4.733%, 1M TSFR + 0.394%, 02/25/37 (b)	597,046	437,153
FTA Consumo Santander
4.185%, 3M EURIBOR + 1.300%, 07/20/38 (EUR) (b)	100,000	103,535
4.535%, 3M EURIBOR + 1.650%, 07/20/38 (EUR) (b)	100,000	103,553
Galaxy XXVIII CLO Ltd.
6.018%, 3M TSFR + 1.362%, 07/15/31 (144A) (b)	103,529	103,542
6.518%, 3M TSFR + 1.862%, 07/15/31 (144A) (b)	250,000	250,486
Golden Bar Securitisation SRL
4.339%, 3M EURIBOR + 1.500%, 09/22/43 (EUR) (b)	278,000	289,995
6.239%, 3M EURIBOR + 3.400%, 09/22/43 (EUR) (b)	17,955	18,597
Golden Ray SA - Compartment 1
5.071%, 1M EURIBOR + 2.000%, 12/27/57 (EUR) (b)	100,000	102,922
GoldenTree Loan Management U.S. CLO 11 Ltd.
5.591%, 3M TSFR + 1.080%, 10/20/34 (144A) (b)	910,000	909,761
Goldman Home Improvement Trust Issuer Trust
1.970%, 06/25/51 (144A)	326,795	313,960
Golub Capital Partners CLO 41B-R Ltd.
6.199%, 3M TSFR + 1.582%, 01/20/34 (144A) (b)	390,000	390,207
Golub Capital Partners CLO 52B Ltd.
6.617%, 3M TSFR + 2.000%, 04/20/37 (144A) (b)	250,000	251,591
Gracie Point International Funding LLC
6.882%, SOFR90A + 1.950%, 09/01/26 (144A) (b)	362,439	364,008
HalseyPoint CLO 6 Ltd.
7.067%, 3M TSFR + 2.450%, 10/20/34 (144A) (b)	280,000	280,381
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Henley CLO IV DAC
4.436%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (b)	100,000	$102,490
Hermitage PLC
6.308%, SONIA + 1.600%, 04/21/33 (GBP) (b)	94,613	118,330
7.058%, SONIA + 2.350%, 04/21/33 (GBP) (b)	82,994	104,577
8.608%, SONIA + 3.900%, 04/21/33 (GBP) (b)	99,592	124,560
Home Partners of America Trust
3.799%, 12/17/26 (144A)	1,360,156	1,284,035
Invesco Euro CLO V DAC
6.984%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (b)	100,000	103,649
Juniper Valley Park CLO Ltd.
6.167%, 3M TSFR + 1.550%, 07/20/36 (144A) (b)	270,000	270,594
Knollwood CDO Ltd.
11.200%, 3M TSFR + 3.200%, 01/10/39 (144A) † (b)	1,321,278	132
LCM 26 Ltd.
5.949%, 3M TSFR + 1.332%, 01/20/31 (144A) (b)	750,945	751,389
LCM 29 Ltd.
5.988%, 3M TSFR + 1.332%, 04/15/31 (144A) (b)	204,071	204,435
Lehman ABS Mortgage Loan Trust
4.543%, 1M TSFR + 0.204%, 06/25/37 (144A) (b)	121,793	79,896
Lendmark Funding Trust
8.690%, 05/20/33 (144A)	327,000	330,324
Loanpal Solar Loan Ltd.
2.290%, 01/20/48 (144A)	728,016	574,482
2.750%, 07/20/47 (144A)	776,312	631,147
Long Beach Mortgage Loan Trust
4.753%, 1M TSFR + 0.414%, 06/25/36 (b)	444,141	206,601
4.773%, 1M TSFR + 0.434%, 08/25/36 (b)	494,444	192,408
Madison Park Euro Funding XVI DAC
6.379%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (b)	250,000	259,072
Madison Park Funding LI Ltd.
6.579%, 3M TSFR + 1.962%, 07/19/34 (144A) (b)	260,000	260,362
Madison Park Funding LXII Ltd.
6.498%, 3M TSFR + 1.850%, 07/17/36 (144A) (b)	250,000	250,890
Madison Park Funding LXVII Ltd.
6.676%, 3M TSFR + 2.050%, 04/25/37 (144A) (b)	640,000	644,632
Madison Park Funding XIX Ltd.
6.232%, 3M TSFR + 1.600%, 01/22/37 (144A) (b)	1,094,000	1,101,570
Madison Park Funding XVIII Ltd.
5.819%, 3M TSFR + 1.202%, 10/21/30 (144A) (b)	3,980,694	3,986,614
Madison Park Funding XXII Ltd.
6.518%, 3M TSFR + 1.862%, 01/15/33 (144A) (b)	250,000	249,875
Madison Park Funding XXIII Ltd.
6.879%, 3M TSFR + 2.262%, 07/27/31 (144A) (b)	250,000	250,075
Madison Park Funding XXXVIII Ltd.
6.029%, 3M TSFR + 1.382%, 07/17/34 (144A) (b)	860,000	861,440
Marble Point CLO XI Ltd.
6.074%, 3M TSFR + 1.442%, 12/18/30 (144A) (b)	153,916	154,056
Mariner Finance Issuance Trust
4.680%, 11/20/36 (144A)	400,000	354,609
Merrill Lynch First Franklin Mortgage Loan Trust
4.933%, 1M TSFR + 0.594%, 05/25/37 (b)	4,027,671	2,727,521
Mill City Solar Loan Ltd.
3.690%, 07/20/43 (144A)	866,992	766,727
See accompanying notes to financial statements.
BHFTII-29

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	112,628	$97,621
2.880%, 09/20/40 (144A)	98,632	86,315
MP CLO III Ltd.
6.129%, 3M TSFR + 1.512%, 10/20/30 (144A) (b)	199,234	199,453
Myers Park CLO Ltd.
6.279%, 3M TSFR + 1.662%, 10/20/30 (144A) (b)	290,000	290,665
Neuberger Berman CLO XVI-S Ltd.
5.958%, 3M TSFR + 1.302%, 04/15/34 (144A) (b)	440,000	440,917
Neuberger Berman Loan Advisers CLO 32 Ltd.
6.279%, 3M TSFR + 1.662%, 01/20/32 (144A) (b)	250,000	250,140
Neuberger Berman Loan Advisers CLO 42 Ltd.
6.009%, 3M TSFR + 1.362%, 07/16/35 (144A) (b)	680,000	681,772
Neuberger Berman Loan Advisers CLO 60 Ltd.
6.529%, 3M TSFR + 1.912%, 01/20/36 (144A) (b)	250,000	250,456
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.853%, 1M TSFR + 0.514%, 10/25/36 (144A) (b)	49,589	59,948
Noria DE
4.496%, 1M EURIBOR + 1.650%, 02/25/43 (EUR) (b)	100,000	103,587
6.396%, 1M EURIBOR + 3.550%, 02/25/43 (EUR) (b)	100,000	103,613
Oak Hill European Credit Partners V DAC
5.119%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (b)	250,000	259,010
Oceana Trust
12.000%, 07/31/25 (AUD) † (k) (l)	304,000	188,631
12.500%, 07/31/26 (AUD) † (k) (l)	456,000	284,527
12.500%, 07/31/27 (AUD) † (k) (l)	759,000	476,830
OCP CLO Ltd.
5.773%, 3M TSFR + 1.250%, 10/17/36 (144A) (b)	436,000	436,034
5.938%, 3M TSFR + 1.262%, 04/10/33 (144A) (b)	234,625	235,242
5.959%, 3M TSFR + 1.342%, 04/26/31 (144A) (b)	62,368	62,449
6.017%, 3M TSFR + 1.400%, 07/20/37 (144A) (b)	250,000	250,422
6.148%, 3M TSFR + 1.500%, 10/17/30 (144A) (b)	250,000	250,366
6.279%, 3M TSFR + 1.662%, 04/26/31 (144A) (b)	180,000	180,360
6.604%, 3M TSFR + 1.370%, 07/20/37 (144A) (b)	500,000	500,640
Octagon 57 Ltd.
6.568%, 3M TSFR + 1.912%, 10/15/34 (144A) (b)	250,000	250,208
Octagon Investment Partners 18-R Ltd.
5.869%, 3M TSFR + 1.222%, 04/16/31 (144A) (b)	1,073,694	1,075,555
Octagon Investment Partners 37 Ltd.
6.468%, 3M TSFR + 1.842%, 07/25/30 (144A) (b)	250,000	250,378
Octagon Investment Partners 39 Ltd.
6.417%, 3M TSFR + 1.800%, 10/20/30 (144A) (b)	860,000	862,168
Octagon Investment Partners 51 Ltd.
6.029%, 3M TSFR + 1.412%, 07/20/34 (144A) (b)	1,170,000	1,171,370
Octagon Investment Partners XV Ltd.
6.229%, 3M TSFR + 1.612%, 07/19/30 (144A) (b)	250,000	249,967
Octagon Investment Partners XVI Ltd.
5.929%, 3M TSFR + 1.282%, 07/17/30 (144A) (b)	2,049,893	2,053,548
Octagon Investment Partners XVII Ltd.
5.888%, 3M TSFR + 1.262%, 01/25/31 (144A) (b)	1,108,704	1,109,842
OHA Credit Funding 17 Ltd.
6.097%, 3M TSFR + 1.480%, 04/20/37 (144A) (b)	490,000	492,919
OHA Credit Funding 2 Ltd.
5.520%, 3M TSFR + 1.240%, 01/21/38 (144A) (b)	2,340,000	2,340,000
6.029%, 3M TSFR + 1.412%, 04/21/34 (144A) (b)	2,340,000	2,342,691
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OHA Credit Funding 3 Ltd.
5.831%, 3M TSFR + 1.320%, 01/20/38 (144A) (b)	550,000	$554,153
OHA Credit Funding 4 Ltd.
6.313%, 3M TSFR + 1.290%, 01/22/38 (144A) (b)	250,000	250,043
OHA Credit Funding 7 Ltd.
5.917%, 3M TSFR + 1.300%, 02/24/37 (144A) (b)	630,000	631,164
OHA Credit Funding 9 Ltd.
6.317%, 3M TSFR + 1.700%, 10/19/37 (144A) (b)	350,000	351,992
OHA Credit Partners XI Ltd.
6.077%, 3M TSFR + 1.460%, 04/20/37 (144A) (b)	540,000	543,728
OHA Credit Partners XII Ltd.
6.576%, 3M TSFR + 1.950%, 04/23/37 (144A) (b)	250,000	251,113
OHA Loan Funding Ltd.
5.823%, 3M TSFR + 1.302%, 05/23/31 (144A) (b)	4,220,142	4,222,982
6.029%, 3M TSFR + 1.412%, 01/19/37 (144A) (b)	310,000	310,518
6.077%, 3M TSFR + 1.460%, 07/20/37 (144A) (b)	610,000	610,956
OneMain Financial Issuance Trust
5.790%, 05/14/41 (144A)	2,497,000	2,559,704
OSD CLO Ltd.
9.132%, 3M TSFR + 4.850%, 01/17/37 (144A) (b)	250,000	250,051
Owl Rock CLO XVIII LLC
6.995%, 3M TSFR + 1.700%, 07/24/36 (144A) (b)	460,000	460,077
OZLM XVIII Ltd.
5.938%, 3M TSFR + 1.282%, 04/15/31 (144A) (b)	259,462	259,821
6.468%, 3M TSFR + 1.812%, 04/15/31 (144A) (b)	250,000	250,403
OZLM XXII Ltd.
5.979%, 3M TSFR + 1.332%, 01/17/31 (144A) (b)	94,174	94,270
Palmer Square CLO Ltd.
5.338%, 3M TSFR + 1.050%, 05/21/34 (144A) (b)	4,195,000	4,195,000
5.888%, 3M TSFR + 1.600%, 05/21/34 (144A) (b)	250,000	250,000
5.909%, 3M TSFR + 1.262%, 10/17/31 (144A) (b)	238,437	238,396
5.912%, 3M TSFR + 1.392%, 05/21/34 (144A) (b)	4,195,000	4,205,336
5.928%, 3M TSFR + 1.412%, 11/14/34 (144A) (b)	550,000	550,887
6.039%, 3M TSFR + 1.392%, 01/17/31 (144A) (b)	112,459	112,493
6.068%, 3M TSFR + 1.412%, 01/15/35 (144A) (b)	250,000	250,546
6.174%, 3M TSFR + 1.650%, 11/15/36 (144A) (b)	250,000	251,727
6.482%, 3M TSFR + 1.962%, 05/21/34 (144A) (b)	250,000	250,168
Palmer Square Loan Funding Ltd.
6.256%, 3M TSFR + 1.600%, 04/15/31 (144A) (b)	1,580,000	1,582,048
9.918%, 3M TSFR + 5.262%, 10/15/29 (144A) (b)	270,000	270,720
Park Blue CLO Ltd.
5.640%, 3M TSFR + 1.340%, 01/25/38 (144A) (b)	250,000	250,000
PCL Funding IX PLC
6.009%, SONIA + 1.300%, 07/16/29 (GBP) (b)	100,000	125,696
Pikes Peak CLO 8
6.049%, 3M TSFR + 1.432%, 07/20/34 (144A) (b)	1,180,000	1,179,705
Prima Capital CRE Securitization Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,542,548
4.000%, 08/24/49 (144A)	16,614	16,453
Progress Residential Trust
2.757%, 04/17/38 (144A)	500,000	482,729
3.395%, 04/19/38 (144A)	967,000	938,673
3.407%, 05/17/38 (144A)	1,340,000	1,279,093
3.436%, 05/17/26 (144A)	1,070,000	1,044,127
3.666%, 12/17/40 (144A)	316,956	288,963
4.053%, 11/17/40 (144A)	221,000	198,338
See accompanying notes to financial statements.
BHFTII-30

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Progress Residential Trust
4.608%, 12/17/40 (144A)	1,280,575	$1,180,313
Quarzo SRL
5.186%, 3M EURIBOR + 2.300%, 06/15/41 (EUR) (b)	100,000	104,520
6.586%, 3M EURIBOR + 3.700%, 06/15/41 (EUR) (b)	100,000	104,771
Race Point IX CLO Ltd.
5.858%, 3M TSFR + 1.202%, 10/15/30 (144A) (b)	277,444	277,489
Rad CLO 15 Ltd.
5.969%, 3M TSFR + 1.352%, 01/20/34 (144A) (b)	250,000	250,372
Rad CLO 7 Ltd.
5.998%, 3M TSFR + 1.350%, 04/17/36 (144A) (b)	250,000	250,639
6.548%, 3M TSFR + 1.900%, 04/17/36 (144A) (b)	460,000	460,320
7.248%, 3M TSFR + 2.600%, 04/17/36 (144A) (b)	250,000	249,890
8.798%, 3M TSFR + 4.150%, 04/17/36 (144A) (b)	250,000	251,007
Redwood Funding Trust
7.500%, 07/25/59 (144A) (n)	651,508	650,897
Regatta VI Funding Ltd.
6.039%, 3M TSFR + 1.422%, 04/20/34 (144A) (b)	760,000	761,699
Regatta VII Funding Ltd.
5.766%, 3M TSFR + 1.412%, 06/20/34 (144A) (b)	280,000	280,709
Regatta XXVII Funding Ltd.
6.147%, 3M TSFR + 1.530%, 04/26/37 (144A) (b)	470,000	472,161
Regional Management Issuance Trust
1.900%, 08/15/33 (144A)	173,000	160,980
3.875%, 10/17/33 (k) (l)	3,710,000	3,473,673
5.110%, 12/15/33 (144A)	261,000	261,389
Riserva CLO Ltd.
5.954%, 3M TSFR + 1.322%, 01/18/34 (144A) (b)	940,000	941,158
Rockford Tower CLO Ltd.
5.979%, 3M TSFR + 1.362%, 04/20/34 (144A) (b)	856,000	857,632
6.069%, 3M TSFR + 1.452%, 10/20/30 (144A) (b)	1,443,720	1,444,166
6.418%, 3M TSFR + 1.762%, 10/15/29 (144A) (b)	1,781,000	1,782,790
7.768%, 3M TSFR + 3.112%, 10/15/29 (144A) (b)	939,000	941,010
Romark WM-R Ltd.
5.909%, 3M TSFR + 1.292%, 04/20/31 (144A) (b)	302,210	302,653
RR 1 LLC
6.068%, 3M TSFR + 1.412%, 07/15/35 (144A) (b)	1,620,000	1,621,495
RR 12 Ltd.
6.256%, 3M TSFR + 1.600%, 01/15/36 (144A) (b)	250,000	250,497
RR 32 Ltd.
6.016%, 3M TSFR + 1.360%, 10/15/39 (144A) (b)	1,860,000	1,873,747
RR 5 Ltd.
6.606%, 3M TSFR + 1.950%, 07/15/39 (144A) (b)	250,000	252,107
Saxon Asset Securities Trust
2.546%, 08/25/35 (n)	164,114	118,748
SC Germany SA Compartment Consumer
4.302%, 1M EURIBOR + 1.400%, 05/14/38 (EUR) (b)	100,000	103,718
4.602%, 1M EURIBOR + 1.700%, 05/14/38 (EUR) (b)	100,000	103,720
Securitized Asset-Backed Receivables LLC Trust
4.893%, 1M TSFR + 0.554%, 01/25/37 (b)	82,000	58,177
Service Experts Issuer LLC
2.670%, 02/02/32 (144A)	483,397	468,276
6.390%, 11/20/35 (144A)	573,845	581,997
SG Mortgage Securities Trust
4.663%, 1M TSFR + 0.324%, 10/25/36 (b)	570,000	420,090
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Signal Peak CLO 5 Ltd.
6.176%, 3M TSFR + 1.550%, 04/25/37 (144A) (b)	270,000	$271,251
Sixth Street CLO IX Ltd.
6.663%, 3M TSFR + 1.380%, 07/21/37 (144A) (b)	300,000	300,892
Sixth Street CLO XIX Ltd.
5.979%, 3M TSFR + 1.362%, 07/20/34 (144A) (b)	2,890,000	2,894,786
Sixth Street CLO XX Ltd.
6.529%, 3M TSFR + 1.912%, 10/20/34 (144A) (b)	250,000	250,359
SoFi Personal Loan Trust
1.749%, 02/12/31 (b)	23,003	697,212
6.060%, 02/12/31 (144A)	1,303,287	1,312,596
Sound Point CLO II Ltd.
5.949%, 3M TSFR + 1.332%, 01/26/31 (144A) (b)	237,261	237,292
Soundview Home Loan Trust
4.978%, 1M TSFR + 0.464%, 01/25/37 (b)	3,386,286	3,182,990
5.248%, 1M TSFR + 0.909%, 01/25/35 (b)	13,865	11,495
5.473%, 1M TSFR + 1.134%, 11/25/35 (b)	158,500	122,433
Steele Creek CLO Ltd.
6.168%, 3M TSFR + 1.512%, 10/15/30 (144A) (b)	218,295	218,555
Subway Funding LLC
6.268%, 07/30/54 (144A)	837,000	851,525
Sycamore Tree CLO Ltd.
6.867%, 3M TSFR + 2.250%, 04/20/36 (144A) (b)	320,000	320,384
Symphony CLO XX Ltd.
6.197%, 3M TSFR + 1.550%, 01/16/32 (144A) (b)	250,000	250,217
Symphony CLO XXI Ltd.
5.978%, 3M TSFR + 1.322%, 07/15/32 (144A) (b)	249,642	249,891
Symphony CLO XXIII Ltd.
6.518%, 3M TSFR + 1.862%, 01/15/34 (144A) (b)	250,000	250,359
Symphony CLO XXVI Ltd.
5.959%, 3M TSFR + 1.342%, 04/20/33 (144A) (b)	356,588	357,033
TCI-Flatiron CLO Ltd.
5.707%, 3M TSFR + 1.222%, 11/18/30 (144A) (b)	136,061	136,136
Tiaa CLO III Ltd.
6.059%, 3M TSFR + 1.412%, 01/16/31 (144A) (b)	212,429	212,664
TICP CLO VI Ltd.
6.038%, 3M TSFR + 1.382%, 01/15/34 (144A) (b)	820,000	821,555
TICP CLO VII Ltd.
6.547%, 3M TSFR + 1.900%, 04/15/33 (144A) (b)	395,000	396,054
TICP CLO XI Ltd.
6.676%, 3M TSFR + 2.050%, 04/25/37 (144A) (b)	260,000	261,944
TICP CLO XII Ltd.
6.088%, 3M TSFR + 1.432%, 07/15/34 (144A) (b)	250,000	250,592
Trestles CLO IV Ltd.
6.049%, 3M TSFR + 1.432%, 07/21/34 (144A) (b)	1,170,000	1,170,384
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	258,634
4.960%, 05/17/37 (144A)	180,000	179,176
Tricon Residential Trust
3.692%, 07/17/38 (144A)	795,000	758,464
4.133%, 07/17/38 (144A)	639,000	612,411
Trinitas CLO IV Ltd.
6.294%, 3M TSFR + 1.662%, 10/18/31 (144A) (b)	160,000	160,150
Trinitas CLO XIV Ltd.
6.576%, 3M TSFR + 1.950%, 01/25/34 (144A) (b)	560,000	560,000
See accompanying notes to financial statements.
BHFTII-31

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vantage Data Centers Jersey Borrower SPV Ltd.
6.172%, 05/28/39 (GBP)	480,000	$607,727
Venture 32 CLO Ltd.
5.964%, 3M TSFR + 1.332%, 07/18/31 (144A) (b)	319,069	319,316
Verdelite Static CLO Ltd.
5.747%, 3M TSFR + 1.130%, 07/20/32 (144A) (b)	378,000	378,326
VOLT CVI LLC
5.734%, 12/26/51 (144A) (n)	1,220,240	1,218,981
Voya CLO Ltd.
5.819%, 3M TSFR + 1.370%, 10/15/37 (144A) (b)	1,990,000	2,003,345
5.919%, 3M TSFR + 1.302%, 04/20/34 (144A) (b)	357,000	357,475
6.479%, 3M TSFR + 1.862%, 10/20/34 (144A) (b)	250,000	250,113
Voya Euro CLO V DAC
4.934%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (b)	340,000	352,253
6.284%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (b)	250,000	259,939
Washington Mutual Asset-Backed Certificates WMABS Trust
4.225%, 1M TSFR + 0.424%, 10/25/36 (b)	485,818	359,878
4.813%, 1M TSFR + 0.474%, 09/25/36 (b)	1,646,986	435,278
Whitebox CLO I Ltd.
5.955%, 3M TSFR + 1.320%, 07/24/36 (144A) (b)	400,000	400,834
7.735%, 3M TSFR + 3.100%, 07/24/36 (144A) (b)	500,000	501,515
10.385%, 3M TSFR + 5.750%, 07/24/36 (144A) (b)	250,000	251,937
Whitebox CLO III Ltd.
7.506%, 3M TSFR + 2.850%, 10/15/35 (144A) (b)	250,000	250,493
10.306%, 3M TSFR + 5.650%, 10/15/35 (144A) (b)	250,000	250,653
		203,599,984
Asset-Backed - Student Loan — 0.9%
College Avenue Student Loans LLC
2.420%, 06/25/52 (144A)	126,410	112,795
2.720%, 06/25/52 (144A)	70,123	63,285
Navient Private Education Loan Trust
5.412%, 1M TSFR + 1.014%, 11/15/68 (144A) (b)	215,699	215,027
Navient Private Education Refi Loan Trust
2.610%, 04/15/60 (144A)	152,140	140,418
2.690%, 07/15/69 (144A)	450,000	364,282
3.480%, 04/15/60 (144A)	710,000	647,748
4.000%, 04/15/60 (144A)	230,000	209,000
5.660%, 10/15/72 (144A)	2,225,557	2,248,985
Nelnet Student Loan Trust
2.530%, 04/20/62 (144A)	2,102,119	1,750,561
2.680%, 04/20/62 (144A)	3,120,000	2,674,292
2.850%, 04/20/62 (144A)	3,661,000	3,088,833
2.900%, 04/20/62 (144A)	1,640,000	1,394,787
3.360%, 04/20/62 (144A)	110,000	91,105
3.500%, 04/20/62 (144A)	170,000	138,786
3.570%, 04/20/62 (144A)	142,000	121,835
3.750%, 04/20/62 (144A)	277,000	232,326
4.380%, 04/20/62 (144A)	100,000	79,601
4.440%, 04/20/62 (144A)	160,000	133,096
4.750%, 04/20/62 (144A)	260,000	216,483
4.930%, 04/20/62 (144A)	374,000	316,765
6.819%, SOFR30A + 2.250%, 11/25/53 (144A) (b)	534,517	543,637
Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
Prodigy Finance DAC
5.702%, 1M TSFR + 1.364%, 07/25/51 (144A) (b)	246,181	$245,967
6.952%, 1M TSFR + 2.614%, 07/25/51 (144A) (b)	56,703	57,129
Scholar Funding Trust
5.313%, SOFR30A + 0.764%, 01/30/45 (144A) (b)	2,119,284	2,079,916
SLM Private Education Loan Trust
9.262%, 1M TSFR + 4.864%, 10/15/41 (144A) (b)	2,031,110	2,104,381
SMB Private Education Loan Trust
2.300%, 01/15/53 (144A)	127,451	121,970
2.990%, 01/15/53 (144A)	1,107,564	949,431
3.000%, 01/15/53 (144A)	73,006	62,649
3.500%, 12/17/40 (144A)	547,152	541,767
3.860%%, 01/15/53 (144A)	515,554	461,148
3.930%, 01/15/53 (144A)	40,936	36,306
5.698%, SOFR30A + 1.100%, 06/17/52 (144A) (b)	566,998	568,411
		22,012,722
Total Asset-Backed Securities (Cost $274,002,506)		262,446,572

Mortgage-Backed Securities—9.2%
Collateralized Mortgage Obligations — 3.8%
Agate Bay Mortgage Trust
3.465%, 04/25/45 (144A) (b)	150,000	94,996
3.498%, 06/25/45 (144A) (b)	104,000	61,611
3.630%, 01/25/45 (144A) (b)	130,000	81,969
Ajax Mortgage Loan Trust
1.740%, 12/25/60 (144A) (b)	3,482,237	2,989,383
1.875%, 06/25/61 (144A) (b)	5,288,366	5,130,653
1.875%, 06/25/61 (144A) (n)	3,419,611	3,409,595
2.000%, 03/25/60 (144A) (n)	2,882,793	2,867,457
2.693%, 12/25/60 (144A) (b)	744,000	552,990
2.940%, 12/25/60 (144A) (b)	293,000	201,339
3.729%, 12/25/60 (144A) (b)	449,000	304,612
5.115%, 01/25/61 (144A) (n)	1,272,577	1,272,954
American Home Mortgage Assets Trust
5.765%, 12M MTA + 0.940%, 10/25/46 (b)	298,742	195,020
Angel Oak Mortgage Trust
4.800%, 11/25/67 (144A) (n)	1,674,900	1,639,161
Atlas Funding PLC
6.259%, SONIA + 1.550%, 09/20/61 (GBP) (b)	99,899	124,663
Banc of America Alternative Loan Trust
5.500%, 10/25/33	576,578	566,198
6.498%, 10/25/36 (n)	241,080	67,335
Barclays Mortgage Trust
2.000%, 11/25/51 (144A) (n)	1,809,946	1,782,622
Braccan Mortgage Funding PLC
9.216%, SONIA + 4.340%, 02/15/67 (GBP) (b)	589,000	736,887
CFMT LLC
3.000%, 06/25/34 (144A) (b)	161,000	146,466
Chase Mortgage Finance Trust
5.864%, 02/25/37 (b)	1,174,613	1,150,440
6.000%, 12/25/37	6,220,970	2,507,600
CHL Mortgage Pass-Through Trust
5.750%, 07/25/37	292,686	138,528
See accompanying notes to financial statements.
BHFTII-32

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust
5.785%, 12M MTA + 0.960%, 04/25/46 (b)	3,102,930	$913,763
6.000%, 05/25/37	2,831,117	1,219,081
6.000%, 08/25/37	5,515,290	2,275,452
6.000%, 01/25/38	933,303	395,947
Citadel PLC
6.180%, SONIA + 1.450%, 04/28/60 (GBP) (b)	100,000	125,220
6.480%, SONIA + 1.750%, 04/28/60 (GBP) (b)	100,000	125,219
7.180%, SONIA + 2.450%, 04/28/60 (GBP) (b)	100,000	125,144
8.480%, SONIA + 3.750%, 04/28/60 (GBP) (b)	100,000	125,142
Citigroup Mortgage Loan Trust, Inc.
4.953%, 1M TSFR + 0.614%, 05/25/37 (b)	262,275	240,030
Countrywide Alternative Loan Trust
4.675%, 1M TSFR + 0.304%, 03/20/47 (b)	756,855	631,194
4.685%, 1M TSFR + 0.314%, 07/20/46 (b)	1,203,276	1,001,714
4.733%, 1M TSFR + 0.394%, 04/25/47 (b)	366,440	328,200
4.775%, 1M TSFR + 0.404%, 12/20/46 (b)	3,272,889	2,810,820
4.803%, 1M TSFR + 0.464%, 06/25/35 (b)	841,927	730,147
4.833%, 1M TSFR + 0.494%, 10/25/46 (b)	491,286	447,195
4.913%, 1M TSFR + 0.574%, 03/25/36 (b)	154,713	151,418
4.913%, 1M TSFR + 0.574%, 11/25/36 (b)	526,365	440,784
4.945%, 1M TSFR + 0.574%, 05/20/46 (b)	2,071,068	1,788,301
4.953%, 1M TSFR + 0.614%, 07/25/46 (b)	2,272,570	1,933,566
5.013%, 1M TSFR + 0.674%, 08/25/35 (b)	4,640,684	4,337,810
5.500%, 06/25/25	70,772	56,193
5.500%, 04/25/37	513,572	253,410
6.000%, 05/25/36	1,254,616	468,906
6.000%, 04/25/37	89,403	39,918
6.000%, 05/25/37	1,940,177	933,191
6.250%, 10/25/36	164,317	79,526
6.555%, 12M MTA + 1.730%, 11/25/46 (b)	1,454,474	1,169,498
Cross Mortgage Trust
7.135%, 11/25/68 (144A) (n)	380,220	387,160
CSFB Mortgage-Backed Pass-Through Certificates
5.803%, 1M TSFR + 1.464%, 11/25/35 (b)	407,217	84,583
CSMC Trust
3.659%, 02/25/61 (144A) (b)	1,518,225	1,513,443
4.265%, 03/25/67 (144A) (b)	560,000	524,009
8.727%, 12/25/67 (144A) (b)	1,733,902	1,736,060
CSMC Trust Capital Certificates
6.500%, 10/27/37 (144A)	2,614,517	1,010,919
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
4.793%, 1M TSFR + 0.454%, 08/25/47 (b)	257,509	223,665
Exmoor Funding PLC
6.601%, SONIA + 1.900%, 03/25/94 (GBP) (b)	100,000	125,029
7.501%, SONIA + 2.800%, 03/25/94 (GBP) (b)	100,000	125,031
GCAT Trust
3.471%, 05/25/66 (144A) (b)	240,000	173,273
GreenPoint Mortgage Funding Trust
6.825%, 12M MTA + 2.000%, 03/25/36 (b)	82,859	75,087
GS Mortgage-Backed Securities Corp. Trust
4.373%, 11/25/49 (144A) (b)	244,072	212,176
GSR Mortgage Loan Trust
6.000%, 07/25/37	342,922	219,430
HarborView Mortgage Loan Trust
4.891%, 1M TSFR + 0.524%, 12/19/36 (b)	1,052,294	799,169
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Impac Secured Assets Trust
4.793%, 1M TSFR + 0.454%, 11/25/36 (b)	126,480	$112,974
IndyMac INDX Mortgage Loan Trust
4.036%, 09/25/37 (b)	600,200	385,919
JP Morgan Alternative Loan Trust
4.873%, 1M TSFR + 0.534%, 03/25/37 (b)	386,140	301,581
4.895%, 05/25/37 (b)	116,887	102,391
JP Morgan Mortgage Trust
0.269%, 02/25/52 (144A) (a) (b)	8,158,673	115,021
0.500%, 02/25/52 (144A) (a) (b)	8,159,379	218,390
2.500%, 02/25/52 (144A) (b)	6,367,182	5,137,108
3.213%, 02/25/52 (144A) (b)	121,416	56,673
3.269%, 02/25/52 (144A) (b)	933,944	757,829
6.500%, 08/25/36	182,326	57,439
Legacy Mortgage Asset Trust
3.375%, 02/25/59 (144A) (b)	601,629	573,415
4.750%, 04/25/61 (144A) (n)	2,437,522	2,436,717
MASTR Resecuritization Trust
5.452%, 08/25/37 (144A) (b)	211,790	92,131
Merrill Lynch Mortgage Investors Trust
4.773%, 1M TSFR + 0.274%, 09/25/37 (b)	97,377	51,339
5.551%, 05/25/36 (b)	364,987	239,902
MFA Trust
3.514%, 04/25/65 (144A) (b)	540,000	420,347
Miltonia Mortgage Finance SRL
4.372%, 3M EURIBOR + 1.300%, 04/28/62 (EUR) (b)	258,000	266,344
Morgan Stanley Resecuritization Trust
4.243%, 12M MTA + 0.710%, 12/27/46 (144A) (b)	3,418,670	3,018,705
Mortgage Loan Resecuritization Trust
5.300%, 04/16/36 (144A) (b)	572,658	557,609
Mortimer PLC
6.303%, SONIA + 1.550%, 09/22/67 (GBP) (b)	100,000	125,187
6.852%, SONIA + 2.100%, 09/22/67 (GBP) (b)	100,000	124,941
New Residential Mortgage Loan Trust
4.250%, 12/25/57 (144A) (b)	166,666	160,110
NLT Trust
3.322%, 08/25/56 (144A) (b)	1,361,000	958,916
Nomura Asset Acceptance Corp. Alternative Loan Trust
7.134%, 05/25/36 (n)	212,821	36,897
NYMT Trust
7.375%, 05/25/64 (144A) (n)	1,050,559	1,042,817
PRET LLC
7.021%, 02/25/54 (144A) (n)	1,418,424	1,424,339
7.125%, 04/25/54 (144A) (n)	311,215	312,092
PRPM LLC
6.610%, 10/25/25 (144A) (n)	824,281	824,710
RALI Trust
4.813%, 1M TSFR + 0.474%, 12/25/36 (b)	371,250	319,708
RCO VII Mortgage LLC
7.021%, 01/25/29 (144A) (n)	844,379	846,669
Reperforming Loan Trust REMICS
4.793%, 1M TSFR + 0.454%, 06/25/35 (144A) (b)	153,545	146,579
Residential Asset Securitization Trust
1.997%, -1x 1M TSFR + 6.336%, 09/25/37 (a) (b)	11,340,529	1,106,034
5.003%, 1M TSFR + 0.664%, 09/25/37 (b)	11,340,529	3,222,568
6.250%, 12/25/36	3,552,234	2,460,702
See accompanying notes to financial statements.
BHFTII-33

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
RFMSI Trust
5.684%, 08/25/36 (b)	726,431	$512,164
5.690%, 11/25/36 (b)	28,538	23,356
RMF Buyout Issuance Trust
3.690%, 11/25/31 (144A) (b)	509,000	476,214
Saluda Grade Alternative Mortgage Trust
7.762%, 04/25/30 (144A) (n)	825,000	833,089
Sequoia Mortgage Trust
4.620%, 07/20/37 (b)	139,693	108,851
Stratton Mortgage Funding PLC
6.226%, SONIA + 1.500%, 06/25/49 (GBP) (b)	100,000	124,839
Structured Adjustable Rate Mortgage Loan Trust
4.133%, 04/25/36 (b)	164,244	86,036
4.783%, 04/25/47 (b)	509,907	232,689
Structured Asset Mortgage Investments II Trust
4.833%, 1M TSFR + 0.494%, 06/25/36 (b)	722,004	611,839
4.873%, 1M TSFR + 0.534%, 05/25/46 (b)	117,839	79,678
4.913%, 1M TSFR + 0.574%, 02/25/36 (b)	462,300	400,449
Verus Securitization Trust
7.525%, 03/25/68 (144A) (b)	484,000	486,228
Visio Trust
3.910%, 11/25/54 (144A) (b)	169,000	132,039
5.793%, 08/25/57 (144A) (b)	171,000	169,480
Vista Point Securitization Trust
4.900%, 04/25/65 (144A) (b)	100,000	93,851
Voyager OPTONE Delaware Trust
3.949%, 02/25/38 (144A) (a) (b)	2,846,775	622,450
WaMu Mortgage Pass-Through Certificates Trust
3.752%, 04/25/37 (b)	3,814,714	3,406,732
5.575%, 12M MTA + 0.750%, 06/25/47 (b)	1,287,146	1,059,969
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
4.118%, 10/25/36 (n)	864,135	291,055
4.973%, 1M TSFR + 0.634%, 12/25/35 (b)	1,736,871	1,493,139
5.073%, 1M TSFR + 0.734%, 06/25/37 (b)	124,253	112,099
5.525%, 12M MTA + 0.700%, 01/25/47 (b)	2,058,068	1,690,956
Winchester 1 PLC
6.306%, SONIA + 1.550%, 10/21/56 (GBP) (b)	100,000	125,097
6.756%, SONIA + 2.000%, 10/21/56 (GBP) (b)	100,000	125,098
		97,689,802
Commercial Mortgage-Backed Securities — 5.4%
1211 Avenue of the Americas Trust
4.142%, 08/10/35 (144A) (b)	230,000	217,032
245 Park Avenue Trust
0.149%, 06/05/37 (144A) (a) (b)	5,000,000	19,621
3.657%, 06/05/37 (144A) (b)	207,000	186,594
280 Park Avenue Mortgage Trust
6.320%, 1M TSFR + 1.836%, 09/15/34 (144A) (b)	500,000	478,750
6.902%, 1M TSFR + 2.419%, 09/15/34 (144A) (b)	2,998,451	2,825,330
ALEN Mortgage Trust
7.613%, 1M TSFR + 3.214%, 04/15/34 (144A) (b)	222,000	145,077
Arbor Multifamily Mortgage Securities Trust
1.750%, 05/15/53 (144A)	126,000	95,110
ARES Commercial Mortgage Trust
5.840%, 1M TSFR + 1.443%, 10/15/34 (144A) (b)	1,120,000	1,122,103
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
ARES Commercial Mortgage Trust
6.089%, 1M TSFR + 1.692%, 07/15/41 (144A) (b)	100,000	$100,626
8.336%, 1M TSFR + 3.938%, 07/15/41 (144A) (b)	1,500,000	1,498,126
Ashford Hospitality Trust
6.670%, 1M TSFR + 2.272%, 04/15/35 (144A) (b)	138,000	136,965
Atrium Hotel Portfolio Trust
6.645%, 1M TSFR + 2.247%, 12/15/36 (144A) (b)	1,041,000	986,819
BAMLL Commercial Mortgage Securities Trust
3.596%, 04/14/33 (144A) (b)	150,000	146,678
Bank
0.365%, 09/15/62 (a) (b)	8,619,000	133,613
Bank of America Merrill Lynch Commercial Mortgage Trust
0.583%, 02/15/50 (a) (b)	4,070,000	44,885
Bayview Commercial Asset Trust
4.828%, 1M TSFR + 0.489%, 10/25/36 (144A) (b)	61,433	59,129
4.858%, 1M TSFR + 0.519%, 03/25/37 (144A) (b)	96,541	90,593
4.903%, 1M TSFR + 0.564%, 01/25/36 (144A) (b)	47,597	45,298
4.903%, 1M TSFR + 0.564%, 10/25/36 (144A) (b)	62,511	60,266
4.993%, 1M TSFR + 0.654%, 04/25/36 (144A) (b)	55,023	51,239
5.128%, 1M TSFR + 0.789%, 01/25/36 (144A) (b)	35,433	33,502
5.953%, 1M TSFR + 1.614%, 12/25/37 (144A) (b)	801,732	697,383
BBCMS Mortgage Trust
5.317%, 1M TSFR + 0.919%, 03/15/37 (144A) (b)	1,770,000	1,674,862
Benchmark Mortgage Trust
1.014%, 03/15/52 (a) (b)	3,357,727	113,889
1.259%, 02/15/54 (a) (b)	5,057,880	264,505
BFLD Trust
8.213%, 1M TSFR + 3.814%, 10/15/35 (144A) (b)	663,000	8,584
BHMS Mortgage Trust
5.944%, 1M TSFR + 1.547%, 07/15/35 (144A) (b)	4,059,844	4,054,794
BMP Trust
7.786%, 1M TSFR + 3.389%, 06/15/41 (144A) (b)	382,000	378,679
BPR Mortgage Trust
7.497%, 12/05/39 (144A)	1,000,000	1,032,397
BPR Trust
8.113%, 1M TSFR + 3.714%, 09/15/38 (144A) (b)	492,000	492,596
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,350,013
3.454%, 03/10/33 (144A)	1,206,304	1,138,809
3.633%, 03/10/33 (144A)	600,000	530,698
BX Commercial Mortgage Trust
2.843%, 03/09/44 (144A) (b)	204,000	179,404
2.843%, 03/09/44 (144A)	1,454,472	1,280,902
5.422%, 1M TSFR + 1.024%, 02/15/33 (144A) (b)	2,391,915	2,364,987
5.800%, 1M TSFR + 1.293%, 12/15/39 (144A) (b)	700,000	700,215
5.839%, 1M TSFR + 1.442%, 02/15/39 (144A) (b)	1,098,371	1,102,833
5.839%, 1M TSFR + 1.442%, 02/15/39 (144A) (b)	194,800	195,287
5.938%, 1M TSFR + 1.541%, 05/15/34 (144A) (b)	611,944	612,326
6.038%, 1M TSFR + 1.641%, 05/15/41 (144A) (b)	1,986,290	1,995,601
6.159%, 1M TSFR + 1.761%, 12/09/40 (144A) (b)	615,063	617,561
6.662%, 1M TSFR + 2.264%, 02/15/33 (144A) (b)	1,466,417	1,450,026
7.262%, 1M TSFR + 2.880%, 10/15/41 (144A) (b)	1,240,000	1,247,642
7.313%, 1M TSFR + 2.914%, 06/15/38 (144A) (b)	605,460	601,007
7.537%, 1M TSFR + 3.140%, 02/15/39 (144A) (b)	3,314,552	3,318,695
7.538%, 1M TSFR + 3.141%, 06/15/27 (144A) (b)	560,000	565,755
7.986%, 1M TSFR + 3.589%, 12/09/40 (144A) (b)	839,979	841,029
See accompanying notes to financial statements.
BHFTII-34

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BX Commercial Mortgage Trust
8.308%, 1M TSFR + 3.927%, 10/15/41 (144A) (b)	302,000	$302,944
8.585%, 1M TSFR + 4.188%, 02/15/39 (144A) (b)	1,963,459	1,922,839
8.762%, 1M TSFR + 4.364%, 02/15/33 (144A) (b)	979,005	968,088
BX Trust
3.202%, 12/09/41 (144A)	2,018,000	1,822,596
3.944%, 12/09/41 (144A) (b)	1,743,000	1,585,205
5.247%, 1M TSFR + 0.850%, 01/15/39 (144A) (b)	1,260,000	1,256,850
5.313%, 1M TSFR + 0.914%, 02/15/36 (144A) (b)	162,000	162,000
5.411%, 1M TSFR + 1.014%, 10/15/36 (144A) (b)	713,000	710,995
5.889%, 1M TSFR + 1.491%, 07/15/29 (144A) (b)	2,730,000	2,741,091
5.938%, 1M TSFR + 1.541%, 06/15/37 (144A) (b)	1,877,885	1,881,406
6.487%, 1M TSFR + 2.090%, 03/15/41 (144A) (b)	530,000	531,637
6.762%, 1M TSFR + 2.364%, 01/15/34 (144A) (b)	196,000	194,775
6.913%, 1M TSFR + 2.514%, 02/15/36 (144A) (b)	1,742,188	1,695,341
7.087%, 1M TSFR + 2.690%, 05/15/38 (144A) (b)	5,434,000	5,474,755
7.287%, 1M TSFR + 2.889%, 07/15/29 (144A) (b)	460,000	462,012
7.512%, 1M TSFR + 3.114%, 01/15/34 (144A) (b)	301,000	298,609
7.513%, 1M TSFR + 3.114%, 02/15/36 (144A) (b)	893,170	854,069
8.335%, 1M TSFR + 3.938%, 07/15/29 (144A) (b)	1,180,000	1,179,443
8.836%, 1M TSFR + 4.439%, 03/15/41 (144A) (b)	1,141,000	1,145,448
9.786%, 1M TSFR + 5.389%, 03/15/41 (144A) (b)	547,000	548,175
BXP Trust
2.776%, 01/15/44 (144A) (b)	327,000	246,439
3.552%, 08/13/37 (144A) (b)	760,000	640,487
Cassia SRL
5.500%, 3M EURIBOR + 2.500%, 05/22/34 (144A) (EUR) (b)	1,267,640	1,324,163
CD Mortgage Trust
3.631%, 02/10/50	350,000	330,651
3.956%, 08/15/50 (b)	363,000	340,218
CENT Trust
7.017%, 1M TSFR + 2.620%, 09/15/38 (144A) (b)	2,110,000	2,117,913
CFCRE Commercial Mortgage Trust
0.688%, 05/10/58 (a) (b)	2,370,000	17,796
CFK Trust
4.637%, 01/15/39 (144A) (b)	728,000	656,859
CFSP Mortgage Trust
6.500%, 04/15/37	1,435,000	1,377,137
Citigroup Commercial Mortgage Trust
0.801%, 11/10/42 (144A) (a) (b)	7,730,000	299,239
COMM Mortgage Trust
0.060%, 02/10/35 (144A) (a) (b)	60,958,000	610
3.179%, 10/10/36 (144A) (b)	270,000	172,842
6.238%, 1M TSFR + 1.841%, 06/15/41 (144A) (b)	1,220,000	1,220,040
6.987%, 1M TSFR + 2.590%, 06/15/41 (144A) (b)	367,000	365,625
8.884%, 1M TSFR + 4.487%, 06/15/41 (144A) (b)	484,000	484,476
CRSO Trust
7.121%, 07/10/40 (b)	5,522,122	5,731,456
CSAIL Commercial Mortgage Trust
0.235%, 11/15/50 (a) (b)	3,940,000	28,385
0.533%, 09/15/52 (a) (b)	4,150,000	90,064
1.320%, 09/15/52 (a) (b)	2,871,957	136,450
1.536%, 06/15/52 (a) (b)	6,912,195	380,623
CSMC Trust
3.778%, 11/10/32 (144A) (b)	301,000	99,496
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
CSMC Trust
5.395%, 1M TSFR + 0.997%, 12/15/30 (144A) (b)	280,000	$275,557
9.875%, 1M TSFR + 5.476%, 10/15/37 (144A) (b)	423,000	394,594
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (b)	2,060,000	41,017
3.276%, 05/10/49	240,000	234,377
DBSG Mortgage Trust
5.946%, 06/10/37 (144A) (b)	374,607	378,933
ELM Trust
0.235%, 06/10/39 (144A) (a) (b)	7,464,000	23,945
1.561%, 06/10/39 (144A) (a) (b)	6,760,000	143,843
5.801%, 06/10/39 (144A) (b)	1,420,000	1,433,712
7.786%, 06/10/39 (144A) (b)	924,000	931,027
ELP Commercial Mortgage Trust
7.629%, 1M TSFR + 3.230%, 11/15/38 (144A) (b)	411,663	411,663
Extended Stay America Trust
6.762%, 1M TSFR + 2.364%, 07/15/38 (144A) (b)	508,216	509,487
7.362%, 1M TSFR + 2.964%, 07/15/38 (144A) (b)	849,963	854,213
8.212%, 1M TSFR + 3.814%, 07/15/38 (144A) (b)	4,367,841	4,389,348
Fontainebleau Miami Beach Mortgage Trust
5.943%, 1M TSFR + 1.450%, 12/15/39 (144A) (b)	1,664,000	1,666,600
10.143%, 1M TSFR + 5.650%, 12/15/39 (144A) (b)	469,000	473,870
FS Trust
6.208%, 1M TSFR + 1.811%, 08/15/39 (144A) (b)	1,727,000	1,731,317
GS Mortgage Securities Corp. II
5.366%, 05/03/32 (144A)	840,000	839,619
GS Mortgage Securities Corp. Trust
2.856%, 05/10/34 (144A)	602,464	511,903
5.398%, 1M TSFR + 0.999%, 11/15/36 (144A) (b)	1,140,000	1,136,196
6.488%, 1M TSFR + 2.091%, 03/15/28 (144A) (b)	130,000	130,487
GS Mortgage Securities Trust
1.699%, 12/12/53 (144A) (a) (b)	3,065,383	222,394
3.804%, 11/10/52 (b)	60,000	52,260
3.805%, 10/10/35 (144A) (b)	200,000	177,506
4.400%, 07/10/48 (b)	110,000	107,094
GWT Trust
6.088%, 1M TSFR + 1.691%, 05/15/41 (144A) (b)	2,672,000	2,682,020
HIH Trust
8.037%, 1M TSFR + 3.640%, 10/15/41 (144A) (b)	180,000	180,562
HILT Commercial Mortgage Trust
5.938%, 1M TSFR + 1.541%, 05/15/37 (144A) (b)	1,946,000	1,946,609
6.837%, 1M TSFR + 2.440%, 05/15/37 (144A) (b)	1,203,000	1,203,000
7.586%, 1M TSFR + 3.189%, 05/15/37 (144A) (b)	815,000	808,638
HLTN Commercial Mortgage Trust
6.039%, 1M TSFR + 1.642%, 06/15/41 (144A) (b)	507,633	508,585
HMH Trust
3.062%, 07/05/31 (144A)	740,000	579,057
HTL Commercial Mortgage Trust
10.260%, 05/10/39 (144A) (b)	3,379,000	3,452,565
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (b)	662,050	515,411
INTOWN Mortgage Trust
6.886%, 1M TSFR + 2.489%, 08/15/39 (144A) (b)	1,100,000	1,100,687
JP Morgan Chase Commercial Mortgage Securities Trust
0.718%, 04/15/46 (a) (b)	4,900,000	19,271
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	53,556
See accompanying notes to financial statements.
BHFTII-35

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JP Morgan Chase Commercial Mortgage Securities Trust
5.654%, 1M TSFR + 1.257%, 06/15/35 (144A) (b)	116,290	$100,938
6.463%, 1M TSFR + 2.064%, 04/15/38 (144A) (b)	787,000	787,984
6.605%, 1M TSFR + 2.207%, 07/15/36 (144A) (b)	570,000	557,534
7.213%, 1M TSFR + 2.814%, 04/15/38 (144A) (b)	959,000	960,199
7.533%, 1M TSFR + 3.134%, 10/15/33 (144A) (b)	180,000	149,552
7.713%, 1M TSFR + 3.314%, 04/15/38 (144A) (b)	450,000	450,562
7.937%, 1M TSFR + 3.540%, 04/15/37 (144A) (b)	797,620	688,044
JPMBB Commercial Mortgage Securities Trust
0.402%, 09/15/47 (a) (b)	95,173	1
0.517%, 05/15/48 (a) (b)	510,614	350
4.136%, 12/15/48 (144A) (b)	150,000	133,029
JPMDB Commercial Mortgage Securities Trust
0.750%, 12/15/49 (144A) (a) (b)	2,067,000	23,421
JW Commercial Mortgage Trust
6.018%, 1M TSFR + 1.621%, 06/15/39 (144A) (b)	1,410,000	1,410,441
7.586%, 1M TSFR + 3.189%, 06/15/39 (144A) (b)	310,000	310,948
KSL Commercial Mortgage Trust
6.115%, 1M TSFR + 1.542%, 12/15/39 (144A) (b)	2,060,000	2,056,781
LBA Trust
5.988%, 1M TSFR + 1.591%, 06/15/39 (144A) (b)	1,840,000	1,842,300
8.834%, 1M TSFR + 4.437%, 06/15/39 (144A) (b)	153,000	152,783
Lehman Brothers Small Balance Commercial Mortgage Trust
4.903%, 1M TSFR + 0.564%, 09/25/36 (144A) (b)	176,601	167,684
LSTAR Commercial Mortgage Trust
0.838%, 03/10/50 (144A) (a) (b)	594,252	7,779
MCR Mortgage Trust
0.920%, 06/12/39 (144A) (a)	2,421,000	40,309
5.924%, 06/12/39 (144A)	520,000	524,629
8.725%, 06/12/39 (144A)	440,000	443,550
9.052%, 1M TSFR + 4.654%, 02/15/37 (144A) (b)	350,476	351,337
MFT Mortgage Trust
3.477%, 02/10/42 (144A) (b)	350,781	198,940
MHC Commercial Mortgage Trust
6.612%, 1M TSFR + 2.215%, 04/15/38 (144A) (b)	602,400	602,776
7.112%, 1M TSFR + 2.715%, 04/15/38 (144A) (b)	154,400	154,496
Morgan Stanley Bank of America Merrill Lynch Trust
1.196%, 12/15/47 (144A) (a) (b)	1,810,000	68
Morgan Stanley Capital I Trust
1.003%, 03/15/52 (a) (b)	2,240,203	76,591
2.142%, 06/15/50 (144A) (a) (b)	1,190,000	53,658
3.000%, 06/15/52 (144A)	97,000	73,767
MSWF Commercial Mortgage Trust
0.907%, 12/15/56 (a) (b)	8,242,841	506,014
6.014%, 12/15/56 (b)	114,003	120,064
Natixis Commercial Mortgage Securities Trust
4.404%, 06/17/38 (144A)	265,000	255,138
NJ Trust
6.481%, 01/06/29 (144A) (b)	350,000	364,226
NYC Trust
8.235%, 1M TSFR + 3.838%, 08/15/29 (144A) (b)	198,000	199,719
Olympic Tower Mortgage Trust
0.379%, 05/10/39 (144A) (a) (b)	13,300,000	101,117
3.945%, 05/10/39 (144A) (b)	1,049,000	772,982
One Bryant Park Trust
2.516%, 09/15/54 (144A)	128,000	111,780
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	17,538,712	$175
0.090%, 02/10/32 (144A) (a) (b)	3,507,742	6,724
One New York Plaza Trust
7.263%, 1M TSFR + 2.864%, 01/15/36 (144A) (b)	160,000	137,442
OPEN Trust
7.486%, 1M TSFR + 3.089%, 11/15/40 (144A) (b)	71,008	71,541
ORL Trust
5.993%, 1M TSFR + 1.493%, 12/15/39 (144A) (b)	2,560,000	2,560,000
PGA Trust
6.288%, 1M TSFR + 1.891%, 06/15/39 (144A) (b)	371,000	371,000
SHER Trust
6.038%, 1M TSFR + 1.641%, 04/15/37 (144A) (b)	100,000	99,750
SHR Trust
7.997%, 1M TSFR + 3.600%, 10/15/41 (144A) (b)	543,000	547,706
8.847%, 1M TSFR + 4.450%, 10/15/41 (144A) (b)	367,000	370,636
SREIT Trust
7.130%, 1M TSFR + 2.733%, 11/15/36 (144A) (b)	342,700	342,914
7.137%, 1M TSFR + 2.739%, 11/15/38 (144A) (b)	851,608	853,713
TCO Commercial Mortgage Trust
5.743%, 1M TSFR + 1.243%, 12/15/39 (144A) (b)	1,329,000	1,328,169
7.241%, 1M TSFR + 2.741%, 12/15/39 (144A) (b)	100,000	99,937
Thunder Logistics DAC
5.188%, 3M EURIBOR + 2.050%, 11/17/36 (EUR) (b)	100,000	103,698
5.688%, 3M EURIBOR + 2.550%, 11/17/36 (EUR) (b)	100,000	103,718
6.438%, 3M EURIBOR + 3.300%, 11/17/36 (EUR) (b)	148,000	153,319
TTAN
7.413%, 1M TSFR + 3.014%, 03/15/38 (144A) (b)	507,569	507,252
TYSN Mortgage Trust
6.580%, 12/10/33 (144A) (b)	320,000	333,683
U.K. Logistics DAC
6.377%, SONIA + 1.650%, 05/17/34 (GBP) (b)	202,000	253,840
UBS Commercial Mortgage Trust
0.989%, 12/15/52 (a) (b)	6,961,962	235,373
1.436%, 10/15/52 (a) (b)	6,531,346	350,396
VEGAS Trust
6.217%, 07/10/36 (144A) (b)	3,150,000	2,917,869
Velocity Commercial Capital Loan Trust
2.520%, 12/26/51 (144A) (b)	2,196,575	1,933,659
2.980%, 02/25/50 (144A) (b)	108,123	93,680
4.240%, 11/25/47 (144A) (b)	66,639	60,013
4.480%, 12/26/51 (144A) (b)	240,373	185,619
5.000%, 11/25/47 (144A) (b)	39,173	34,430
Wells Fargo Commercial Mortgage Trust
0.091%, 07/15/43 (144A) (a) (b)	5,050,000	46,021
0.990%, 12/15/48 (a) (b)	852,649	4,031
1.241%, 08/15/49 (144A) (a) (b)	1,430,000	23,350
1.404%, 05/15/52 (a) (b)	4,616,929	207,337
3.580%, 02/15/48	1,084,330	1,081,646
5.308%, 07/15/35 (144A) (b)	421,000	421,992
6.215%, 07/15/43 (144A)	640,000	643,158
6.432%, 07/15/43 (144A)	407,000	405,193
See accompanying notes to financial statements.
BHFTII-36

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
7.082%, 07/15/43 (144A)	170,000	$167,657
		141,016,137
Total Mortgage-Backed Securities (Cost $255,076,649)		238,705,939

Foreign Government—4.4%
Banks — 0.0%
Corp. Financiera de Desarrollo SA
4.750%, 07/15/25	200,000	199,538
Development Bank of Kazakhstan JSC
13.489%, 05/23/28 (144A) (KZT)	100,000,000	194,106
		393,644
Sovereign — 4.4%
Angola Government International Bonds
8.750%, 04/14/32	230,000	203,259
Argentina Republic Government International Bonds
1.000%, 07/09/29	48,000	38,976
3.500%, 07/09/41 (n)	88,500	55,239
4.125%, 07/09/35 (n)	92,200	61,143
5.000%, 01/09/38 (n)	57,900	40,477
Benin Government International Bonds
4.950%, 01/22/35 (EUR)	100,000	87,481
Brazil Government International Bonds
6.125%, 03/15/34 (h)	5,315,000	4,956,652
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/26 (BRL)	1,400,000	196,138
Brazil Notas do Tesouro Nacional
10.000%, 01/01/29 (BRL)	20,100,000	2,735,227
10.000%, 01/01/35 (BRL)	26,586,000	3,230,597
Bundesrepublik Deutschland Bundesanleihe
2.500%, 08/15/54 (EUR)	4,997,000	5,070,025
Chile Government International Bonds
4.340%, 03/07/42	200,000	167,478
Colombia Government International Bonds
8.000%, 04/20/33	115,000	117,587
8.000%, 11/14/35	380,000	382,090
Colombia TES
5.750%, 11/03/27 (COP)	2,131,100,000	433,308
6.000%, 04/28/28 (COP)	2,920,300,000	582,643
7.000%, 03/26/31 (COP)	1,163,500,000	215,629
7.750%, 09/18/30 (COP)	3,528,200,000	695,062
Czech Republic Government Bonds
4.200%, 12/04/36 (CZK)	8,600,000	349,474
Dominican Republic International Bonds
4.500%, 01/30/30 (144A)	150,000	137,175
10.750%, 06/01/36 (144A) (DOP)	12,350,000	218,239
Ecuador Government International Bonds
5.000%, 07/31/40 (n)	203,017	103,746
5.500%, 07/31/35 (n)	146,797	83,154
Egypt Government International Bonds
4.750%, 04/16/26 (EUR)	490,000	497,473
7.500%, 02/16/61 (144A)	634,000	433,986
Security Description	Principal Amount*	Value

Sovereign—(Continued)
El Salvador Government International Bonds
9.250%, 04/17/30	150,000	$158,625
European Union
2.500%, 10/04/52 (EUR)	2,020,000	1,772,468
3.000%, 03/04/53 (EUR)	19,544,541	18,904,985
Gabon Government International Bonds
7.000%, 11/24/31	449,000	333,204
Ghana Government International Bonds
5.000%, 07/03/35 (144A) (n)	148,962	104,639
Guatemala Government Bonds
5.250%, 08/10/29 (144A)	73,000	70,043
6.600%, 06/13/36 (144A)	200,000	197,600
Hungary Government International Bonds
4.000%, 07/25/29 (EUR)	820,000	861,720
5.375%, 09/12/33 (EUR)	50,000	55,936
Indonesia Government International Bonds
2.850%, 02/14/30	662,000	592,721
3.050%, 03/12/51	1,965,000	1,273,925
Israel Government International Bonds
5.750%, 03/12/54	1,440,000	1,316,792
Ivory Coast Government International Bonds
4.875%, 01/30/32 (EUR)	100,000	91,025
5.250%, 03/22/30 (EUR)	202,000	197,313
7.625%, 01/30/33	200,000	195,513
Japan Government Thirty Year Bonds
1.800%, 03/20/54 (JPY)	1,096,900,000	6,320,673
Kingdom of Belgium Government Bonds
3.300%, 06/22/54 (144A) (EUR)	5,440,320	5,382,777
Lebanon Government International Bonds
6.650%, 11/03/28 (j)	54,000	6,922
Mexico Bonos
7.750%, 11/23/34 (MXN)	124,000,000	4,962,498
8.000%, 11/07/47 (MXN)	4,431,000	163,319
8.500%, 03/01/29 (MXN)	60,500,000	2,744,682
8.500%, 05/31/29 (MXN)	129,548,000	5,877,159
Mexico Government International Bonds
2.659%, 05/24/31	3,475,000	2,819,402
3.500%, 02/12/34	2,469,000	1,964,128
4.500%, 01/31/50	4,504,000	3,153,303
6.350%, 02/09/35	5,027,000	4,910,115
Nigeria Government International Bonds
7.143%, 02/23/30	429,000	387,796
7.875%, 02/16/32	230,000	206,656
10.375%, 12/09/34 (144A)	200,000	204,200
Oriental Republic of Uruguay
5.250%, 09/10/60	29,000	26,380
Panama Government International Bonds
3.875%, 03/17/28	1,279,000	1,178,637
4.500%, 04/01/56	1,811,000	1,064,744
6.400%, 02/14/35 (h)	200,000	181,369
Peru Government International Bonds
2.783%, 01/23/31	21,000	17,903
3.550%, 03/10/51	2,017,000	1,346,953
Philippines Government International Bonds
3.000%, 02/01/28	1,834,000	1,725,300
3.200%, 07/06/46	2,044,000	1,418,309
See accompanying notes to financial statements.
BHFTII-37

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Foreign Government—(Continued)
Floating Rate Loans (p)—0.7%
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Republic of Poland Government Bonds
2.000%, 08/25/36 (PLN) (o)	1,435,094	$306,842
2.750%, 10/25/29 (PLN)	2,846,000	611,548
4.750%, 07/25/29 (PLN)	2,649,000	620,806
5.750%, 04/25/29 (PLN)	5,279,000	1,289,478
Republic of South Africa Government Bonds
7.000%, 02/28/31 (ZAR)	12,857,850	605,247
8.000%, 01/31/30 (ZAR)	21,652,000	1,098,993
8.750%, 01/31/44 (ZAR)	4,506,000	193,670
8.750%, 02/28/48 (ZAR)	13,157,000	560,279
Republic of South Africa Government International Bonds
5.000%, 10/12/46	200,000	138,060
Republic of Uzbekistan International Bonds
5.375%, 05/29/27 (144A) (EUR)	124,000	129,080
Romania Government International Bonds
2.124%, 07/16/31 (EUR)	37,000	31,709
2.125%, 03/07/28 (EUR)	32,000	31,062
2.500%, 02/08/30 (EUR)	31,000	28,809
5.250%, 11/25/27 (144A)	14,000	13,685
Saudi Government International Bonds
4.500%, 04/17/30	200,000	193,905
Senegal Government International Bonds
6.250%, 05/23/33	240,000	192,000
Turkiye Government Bonds
26.200%, 10/05/33 (TRY)	22,616,000	612,858
27.700%, 09/27/34 (TRY)	9,594,000	272,114
30.000%, 09/12/29 (TRY)	9,600,000	265,814
31.080%, 11/08/28 (TRY)	3,199,000	89,331
37.000%, 02/18/26 (TRY)	8,157,000	227,091
U.K. Gilts
4.375%, 07/31/54 (GBP)	7,921,027	8,776,906
Ukraine Government International Bonds
Zero Coupon, 02/01/30 (144A) (n)	7,720	4,231
Zero Coupon, 02/01/35 (144A) (n)	24,380	14,372
Zero Coupon, 02/01/36 (144A) (n)	20,317	11,911
Zero Coupon, 08/01/41	514,000	397,065
1.750%, 02/01/29 (144A) (n)	173,986	120,764
1.750%, 02/01/34 (n)	170,100	96,106
1.750%, 02/01/34 (144A) (n)	70,668	39,927
1.750%, 02/01/35 (144A) (n)	42,400	23,320
1.750%, 02/01/36 (n)	176,100	95,358
1.750%, 02/01/36 (144A) (n)	28,267	15,271
3.000%, 02/01/34 (144A) (n)	28,850	11,901
Uruguay Government International Bonds
4.375%, 10/27/27	1,266,587	1,253,345
5.100%, 06/18/50	1,478,733	1,355,913
5.750%, 10/28/34	64,385	66,066
Venezuela Government International Bonds
11.950%, 08/05/31 (j)	690,000	112,125
Zambia Government International Bonds
0.500%, 12/31/53	189,000	108,202
		113,297,156
Total Foreign Government (Cost $128,305,812)		113,690,800

Security Description	Principal Amount*	Value

Agriculture — 0.0%
Hydrofarm Holdings LLC
2021 Term Loan, 10.347%, 3M TSFR + 5.500%, 10/25/28	361,726	$296,616
Apparel — 0.0%
Fanatics Commerce Intermediate Holdco LLC
Term Loan B, 7.721%, 1M TSFR + 3.250%, 11/24/28	110,431	110,431
Auto Parts & Equipment — 0.0%
Emerald Technologies U.S. Acquisitionco, Inc.
Term Loan, 10.707%, 1M TSFR + 6.250%, 12/29/27	258,216	206,573
Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, 10.429%, 3M TSFR + 6.000%, 01/24/30	75,000	29,550
Triton Water Holdings, Inc.
Term Loan, 7.840%, 3M TSFR + 3.250%, 03/31/28	164,561	166,027
		195,577
Chemicals — 0.0%
Eastman Chemical Co.
2021 Term Loan B, 9.840%, 3M TSFR + 5.250%, 11/01/28	390,945	304,285
Commercial Services — 0.1%
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 8.207%, 1M TSFR + 3.750%, 05/12/28	598,882	601,503
American Auto Auction Group LLC
2024 Term Loan B, 9.014%, 3M TSFR + 4.500%, 12/30/27	247,226	249,286
Digital Room Holdings, Inc.
2021 Term Loan, 9.707%, 1M TSFR + 5.250%, 12/21/28	502,783	488,537
Interface Security Systems LLC
Term Loan, 11.339%, 1M TSFR + 7.000%, 08/07/25 † (i) (k) (l)	1,819,749	905,325
USAVFLOW II Ltd.
Term Loan B, 10.947%, 1M TSFR + 6.500%, 08/16/29 † (k) (l)	295,000	296,859
Vaco Holdings LLC
2022 Term Loan, 9.479%, 1M TSFR + 5.000%, 01/21/29	271,155	252,174
		2,793,684
Computers — 0.2%
Alorica, Inc.
2022 Term Loan, 11.232%, 1M TSFR + 6.875%, 12/21/27 † (k) (l)	801,488	789,466
Coreweave Compute Acquisition Co. II LLC
Delayed Draw Term Loan, 13.076% - 14.151%, 3M TSFR + 9.620%, 06/30/28 † (k) (l) (q)	2,198,000	2,200,857
Coreweave Compute Acquisition Co. IV LLC
2024 Delayed Draw Term Loan, 10.325% - 10.658%, 3M TSFR + 6.000%, 05/16/29 † (k) (l) (q) (r)	2,784,000	2,763,120
		5,753,443
See accompanying notes to financial statements.
BHFTII-38

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Floating Rate Loans (p)—(Continued)
Security Description	Principal Amount*	Value

Cosmetics/Personal Care — 0.0%
Conair Holdings LLC
Term Loan B, 8.221%, 1M TSFR + 3.750%, 05/17/28	93,653	$84,756
Euro Parfums Fze
Term Loan B, 10.995%, 6M TSFR + 6.750%, 06/23/28 (k) (l)	174,970	176,072
		260,828
Diversified Financial Services — 0.0%
CPPIB Capital, Inc.
Term Loan B, 7.579%, 3M TSFR + 3.250%, 08/20/31	425,933	429,260
Entertainment — 0.1%
Bally's Corp.
2021 Term Loan B, 8.143%, 3M TSFR + 3.250%, 10/02/28	1,297,912	1,230,176
ECL Entertainment LLC
2024 1st Lien Term Loan B, 7.857%, 1M TSFR + 3.500%, 08/31/30	853,018	859,416
J&J Ventures Gaming LLC
Term Loan, 8.471%, 1M TSFR + 4.000%, 04/26/28	313,345	315,616
Maverick Gaming LLC
2024 PIK Term Loan, 12.110%, 3M TSFR + 7.500%, 06/03/28	267,246	258,561
2024 Second Out Term Loan, 12.110%, 3M TSFR + 7.500%, 06/03/28	455,243	300,461
		2,964,230
Food — 0.1%
BCPE North Star U.S. HoldCo 2, Inc.
Term Loan, 8.471%, 1M TSFR + 4.000%, 06/09/28	776,921	749,243
Healthcare-Services — 0.0%
Medical Solutions Holdings, Inc.
2021 2nd Lien Term Loan, 11.685%, 3M TSFR + 7.000%, 11/01/29	274,000	149,330
Lodging — 0.1%
Spectacle Gary Holdings LLC
2021 Term Loan B, 8.707%, 1M TSFR + 4.250%, 12/11/28	1,281,917	1,285,121
Media — 0.0%
CSC Holdings LLC
2019 Term Loan B5, 6.785%, 6M TSFR + 2.500%, 04/15/27 †	154,261	142,933
DirecTV Financing LLC
Term Loan, 9.847%, 3M TSFR + 5.000%, 08/02/27	142,930	143,644
Gray Television, Inc.
2021 Term Loan D, 7.667%, 1M TSFR + 3.000%, 12/01/28	802	742
		287,319
Oil & Gas — 0.0%
CVR Energy, Inc.
Term Loan B, 12/30/27 (s)	505,000	506,262
Security Description	Principal Amount*	Value

Oil & Gas Services — 0.1%
Solaris Energy Infrastructure LLC
Term Loan, 09/11/29 (k) (l) (s)	1,604,000	$1,604,000
Pipelines — 0.0%
NGP XI Midstream Holdings LLC
Term Loan B, 8.329%, 3M TSFR + 4.000%, 07/25/31	204,000	204,893
Retail — 0.0%
Park River Holdings, Inc.
Term Loan, 8.105%, 3M TSFR + 3.250%, 12/28/27	88,171	86,187
WOOF Holdings, Inc.
1st Lien Term Loan, 8.340%, 3M TSFR + 3.750%, 12/21/27 †	138,883	90,216
		176,403
Software — 0.0%
Clover Holdings SPV III LLC
2024 USD Term Loan, 15.000%, 12/18/27	68,775	68,947
ConnectWise LLC
2021 Term Loan B, 8.090%, 3M TSFR + 3.500%, 09/29/28	406,932	410,137
Veritas U.S., Inc.
2024 Priority Term Loan, 19.000%, PRIME + 11.500%, 12/09/29	152,879	152,401
		631,485
Telecommunications — 0.0%
Connect Finco SARL
2024 Extended Term Loan B, 8.857%, 1M TSFR + 4.500%, 09/27/29	522,371	467,522
Level 3 Financing, Inc.
2024 Extended Term Loan B1, 10.917%, 1M TSFR + 6.560%, 04/15/29	99,635	101,814
		569,336
Total Floating Rate Loans (Cost $21,022,655)		19,478,319

Municipals—0.7%
American Municipal Power, Inc.
8.084%, 02/15/50	510,000	642,920
Bay Area Toll Authority
7.043%, 04/01/50	1,215,000	1,392,675
City of San Antonio Electric & Gas Systems Revenue
5.808%, 02/01/41	875,000	875,708
Los Angeles Community College District, General Obligation Unlimited
6.600%, 08/01/42	785,000	848,385
Metropolitan Transportation Authority
6.668%, 11/15/39	170,000	181,260
6.814%, 11/15/40	330,000	354,082
Municipal Electric Authority of Georgia
6.637%, 04/01/57	449,000	479,074
New Jersey Turnpike Authority
7.414%, 01/01/40	492,000	563,634
See accompanying notes to financial statements.
BHFTII-39

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Municipals—(Continued)
Security Description	Principal Amount*/ Shares	Value

New York City Municipal Water Finance Authority
5.882%, 06/15/44	270,000	$267,682
New York State Dormitory Authority
5.389%, 03/15/40	355,000	343,881
Port Authority of New York & New Jersey
4.960%, 08/01/46	1,350,000	1,268,500
Port of Beaumont Navigation District
10.000%, 07/01/26	1,475,000	1,507,119
State of California, General Obligation Unlimited
4.600%, 04/01/38	3,765,000	3,503,930
7.550%, 04/01/39	780,000	921,986
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	2,832,941	2,792,969
State of Texas, General Obligation Unlimited
5.517%, 04/01/39	820,000	819,752
University of California
4.858%, 05/15/2112	239,000	198,633
Total Municipals (Cost $19,302,739)		16,962,190

Common Stocks—0.4%
Banks — 0.0%
Flagstar Financial, Inc. (h)	8,927	83,289
Broadline Retail — 0.0%
Rakuten Group, Inc. (t)	42,394	228,404
Communications Equipment — 0.0%
CommScope Holding Co., Inc. (t)	26,943	140,373
Diversified Telecommunication Services — 0.0%
Lumen Technologies, Inc. (t)	27,719	147,188
Electrical Equipment — 0.0%
Freewire Technologies † (k) (l) (t)	25	0
Energy Equipment & Services — 0.1%
Solaris Energy Infrastructure, Inc.	43,418	1,249,570
Entertainment — 0.0%
Warner Bros Discovery, Inc. (t)	18,898	199,752
Health Care Providers & Services — 0.0%
Concentra Group Holdings Parent, Inc.	4,045	80,010
Hotel & Resort REITs — 0.0%
DiamondRock Hospitality Co.	13,856	125,120
Service Properties Trust	32,028	81,351
		206,471
Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp.	3,810	276,377
Caesars Entertainment, Inc. (t)	10,266	343,090
Genius Sports Ltd. (t)	112,759	975,365
Golden Entertainment, Inc.	2,906	91,830
		1,686,662
Security Description	Shares	Value
Household Durables — 0.0%
Landsea Homes Corp. (t)	24,362	$206,833
Industrial REITs — 0.0%
Lineage, Inc. (h)	522	30,573
Machinery — 0.0%
Palladyne AI Corp. (h) (t)	1,162	14,258
Media — 0.0%
Altice USA, Inc. - Class A † (t)	73,406	176,909
AMC Networks, Inc. - Class A (t)	21,427	212,127
		389,036
Metals & Mining — 0.1%
Algoma Steel Group, Inc.	44,147	431,758
Constellium SE (t)	7,279	74,755
U.S. Steel Corp. (h)	33,177	1,127,686
		1,634,199
Mortgage Real Estate Investment Trusts — 0.1%
Blackstone Mortgage Trust, Inc. - Class A (f) (u)	78,544	1,367,451
Oil, Gas & Consumable Fuels — 0.0%
Kinder Morgan, Inc.	20,050	549,370
Professional Services — 0.0%
Amentum Holdings, Inc. (t)	21,539	452,965
Residential REITs — 0.0%
Invitation Homes, Inc.	20,048	640,935
Technology Hardware, Storage & Peripherals — 0.0%
Super Micro Computer, Inc. (h) (t)	13,702	417,637
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc. (t)	4,811	488,701
Total Common Stocks (Cost $10,814,271)		10,213,677

Preferred Stocks—0.2%
Home Builders — 0.1%
Dream Finders Homes, Inc., 9.000%, 09/08/26 † (k) (l)	2,628	2,611,575
IT Services — 0.1%
Versa Networks, Inc. - Series E, 12.000% PIK † (i) (k) (l)	678,151	3,600,982
Oil & Gas — 0.0%
Insight M, Inc. - Series D † (k) (l) (t)	481,839	127,446
Software — 0.0%
Lessen Holdings, Inc. (k) (l) (t)	23,458	91,721
Total Preferred Stocks (Cost $5,048,898)		6,431,724
See accompanying notes to financial statements.
BHFTII-40

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Convertible Bonds—0.0%

Security Description	Principal Amount*/ Shares	Value

Energy-Alternate Sources — 0.0%
Stem, Inc.
0.500%, 12/01/28 (144A)	102,000	$27,540
Media — 0.0%
DISH Network Corp.
Zero Coupon, 12/15/25	459,000	410,804
3.375%, 08/15/26	130,000	107,900
		518,704
Software — 0.0%
Core Scientific, Inc.
Zero Coupon, 06/15/31 (144A)	71,000	69,580
Total Convertible Bonds (Cost $667,142)		615,824

Warrants—0.0%
Hotels, Restaurants & Leisure — 0.0%
Sonder Holdings, Inc., Expires 12/13/29 † (t)	4,351	13,793
IT Services — 0.0%
Versa Networks, Inc., Expires 10/07/32 † (k) (l) (t)	83,584	373,621
Machinery — 0.0%
Palladyne AI Corp., Expires 09/24/26 (t)	102,425	77,331
Oil & Gas — 0.0%
Insight M, Inc., Expires 01/31/29 † (k) (l) (t)	499,269	36,197
Software — 0.0%
Aurora Innovation, Inc., Expires 12/31/28 (t)	2,636	2,794
Latch, Inc., Expires 06/04/26 (t)	6,439	0
		2,794
Specialty Retail — 0.0%
EVgo, Inc., Expires 09/15/25 (t)	12,581	6,794
Total Warrants (Cost $172,352)		510,530

Convertible Preferred Stocks—0.0%
Aerospace & Defense — 0.0%
Boeing Co., 6.000%, 10/15/27	5,400	328,806
IT Services — 0.0%
Cohesity Global, Inc. - Series G (t)	1,995	39,900
Cohesity Global, Inc. - Series G-1 (t)	1,377	27,540
		67,440
Total Convertible Preferred Stocks (Cost $337,440)		396,246

Escrow Shares—0.0%
Oil & Gas — 0.0%
Chesapeake Energy Corp. (k) (l) (t)	100,000	0
Security Description	Shares/ Principal Amount*	Value

Savings & Loans — 0.0%
Washington Mutual, Inc. (k) (l) (t)	8,777,000	$0
Total Escrow Shares (Cost $0)		0

Short-Term Investments—4.2%
Repurchase Agreement—4.2%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $109,840,513; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $112,017,200	109,820,684	109,820,684
Total Short-Term Investments (Cost $109,820,684)		109,820,684

Securities Lending Reinvestments (v)—0.6%
Repurchase Agreements—0.2%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $300,074; collateralized by various Common Stock with an aggregate market value of $334,053	300,000	300,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $296,908; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $302,773	296,836	296,836
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $300,075; collateralized by various Common Stock with an aggregate market value of $334,632	300,000	300,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,000,494; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $2,040,003	2,000,000	2,000,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $1,020,251	1,000,000	1,000,000
		3,896,836

Mutual Funds—0.4%
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (w)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (w)	3,000,000	3,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (w)	1,000,000	1,000,000
See accompanying notes to financial statements.
BHFTII-41

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (v)—(Continued)
Security Description	Shares	Value
Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (w)	1,000,000	$1,000,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 4.380% (w)	1,500,000	1,500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (w)	1,500,000	1,500,000
		11,000,000
Total Securities Lending Reinvestments (Cost $14,896,836)		14,896,836
Total Purchased Options—0.1% (x) (Cost $4,262,522)		2,352,918
Total Investments—108.9% (Cost $3,019,464,915)		2,838,396,408
Unfunded Loan Commitments—(0.1)% (Cost $(1,375,949))		(1,375,949)
Net Investments—108.8% (Cost $3,018,088,966)		2,837,020,459
Other assets and liabilities (net)—(8.8)%		(230,253,380)
Net Assets—100.0%		$2,606,767,079

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2024, the market value of restricted securities was
$25,470,305, which is 1.0% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Interest only security.
(b)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(c)	Principal only security.
(d)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2024, the market value of securities pledged was $4,108,424.
(e)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(f)	All or a portion of the security was pledged as collateral against open OTC swap contracts and forward foreign currency exchange contracts. As of December 31, 2024, the market value of securities pledged was $2,504,957.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $8,707,656.
(h)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $26,718,342 and the collateral received consisted of cash in the amount of $14,896,836 and non-cash collateral with a value of $12,742,447. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(i)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 1.4% of net assets.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Perpetual bond with no specified maturity date.
(n)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Principal amount of security is adjusted for inflation.
(p)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(q)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2024.
(r)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(s)	This loan will settle after December 31, 2024, at which time the interest rate will be determined.
(t)	Non-income producing security.
(u)	All or a portion of the security was pledged as collateral against exchanged traded options contracts. As of December 31, 2024, the market value of securities pledged was $591,940.
(v)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(w)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(x)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$500,902,765, which is 19.2% of net assets.

See accompanying notes to financial statements.
BHFTII-42

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024

Restricted Securities	Acquisition Date	Shares/ Principal Amount		Cost	Value
Alorica, Inc., 11.232%, 12/21/27	01/26/23	USD	801,488	$796,632	$789,466
Altice USA, Inc. - Class A	02/26/24-10/31/24		73,406	186,903	176,909
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 08/15/26	04/16/24-07/25/24	USD	982,000	864,597	883,800
Coreweave Compute Acquisition Co. II LLC, 13.076% - 14.151%, 06/30/28	07/31/23	USD	2,198,000	2,195,819	2,200,857
Coreweave Compute Acquisition Co. IV LLC, 10.325% - 10.658%, 05/16/29	05/20/24-12/31/24	USD	2,784,000	2,784,000	2,763,120
CSC Holdings LLC, 11.750%, 01/31/29	01/18/24	USD	247,000	247,000	243,931
CSC Holdings LLC, 11.250%, 05/15/28	02/27/24	USD	200,000	204,993	197,383
CSC Holdings LLC, 6.785%, 04/15/27	09/25/24	USD	154,261	138,929	142,933
CSC Holdings LLC, 5.500%, 04/15/27	08/08/23-08/16/23	USD	400,000	363,859	358,000
Dream Finders Homes, Inc., 9.000%, 09/08/26	09/29/21		2,628	2,601,720	2,611,575
Freewire Technologies	03/21/24		25	25	0
Homes by WestBay, LLC, 11.000%, 02/06/30	02/06/24	USD	3,134,000	3,085,275	3,149,670
Insight M, Inc. - Series D	01/31/24		481,839	164,500	127,446
Insight M, Inc., Expires 01/31/29	01/31/24-07/31/24		499,269	0	36,197
Interface Security Systems LLC, 11.339%, 08/07/25	08/13/19-12/31/24	USD	1,819,749	1,817,395	905,325
Kenbourne Invest SA, 6.875%, 11/26/24	11/21/19	USD	310,000	310,000	125,913
Kenbourne Invest SA, 4.700%, 01/22/28	01/14/21	USD	210,000	210,000	84,000
Knollwood CDO Ltd., 11.200%, 01/10/39	02/10/04	USD	1,321,278	1,321,278	132
Lessen, Inc., 9.570%, 01/05/28	01/05/23-09/30/24	USD	1,872,224	1,827,932	1,745,849
New Generation Gas Gathering LLC, 9.470%, 09/30/29	09/30/24	USD	407,297	401,499	401,188
Oceana Trust, 12.500%, 07/31/27	08/31/23	AUD	759,000	491,794	476,830
Oceana Trust, 12.500%, 07/31/26	08/31/23	AUD	456,000	295,465	284,527
Oceana Trust, 12.000%, 07/31/25	08/31/23	AUD	304,000	196,977	188,631
Pioneer Midco LLC, 11.625%, 11/18/30	01/27/23-12/31/24	USD	1,293,513	1,275,558	1,325,851
Sonder Holdings, Inc., 13.080%, 12/10/27	01/19/22-12/31/24	USD	1,984,446	1,962,656	1,875,301
Sonder Holdings, Inc., Expires 12/13/29	06/10/24		4,351	0	13,793
USAVFLOW II Ltd., 10.947%, 08/16/29	08/20/24	USD	295,000	295,000	296,859
Versa Networks, Inc. - Series E	10/14/22		678,151	1,978,984	3,600,982
Versa Networks, Inc., Expires 10/07/32	10/14/22		83,584	0	373,621
WOOF Holdings, Inc., 8.340%, 12/21/27	12/11/20	USD	138,883	138,587	90,216
					$25,470,305
TBA Forward Sale Commitments
Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Security, TBA	1.500%	TBA	$(2,697,000)	$(2,351,710)	$(2,311,559)
Uniform Mortgage-Backed Security, TBA	2.000%	TBA	(849,000)	(786,495)	(785,560)
Uniform Mortgage-Backed Security, TBA	3.000%	TBA	(173,300)	(200,907)	(210,757)
Uniform Mortgage-Backed Security, TBA	4.500%	TBA	(30,200,000)	(28,893,301)	(28,278,529)
Totals				$(32,232,413)	$(31,586,405)
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$11,028,731,615	$2,240,865,307	$11 ,242,517,477	$2,258,779,527
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2024 were as follows:
Purchases	Sales
$8,461,694,634	$8,517,739,923
See accompanying notes to financial statements.
BHFTII-43

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(918,616)	$—	$—	$—	$(918,616)
Corporate Bonds & Notes	(13,585,420)	—	—	—	(13,585,420)
Foreign Government	(392,800)	—	—	—	(392,800)
Total Borrowings	$(14,896,836)	$—	$—	$—	$(14,896,836)
Gross amount of recognized liabilities for securities lending transactions					$(14,896,836)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	529,000	BOA	01/23/25	USD	328,998	$(1,567)
AUD	638,000	HSBC	01/23/25	USD	416,125	(21,227)
AUD	214,000	NWM	01/23/25	USD	138,957	(6,500)
BRL	3,948,217	BBP	01/03/25	USD	677,000	(37,908)
BRL	815,914	BBP	01/03/25	USD	131,763	308
BRL	1,713,701	BBP	01/03/25	USD	276,747	647
BRL	2,029,588	BBP	01/03/25	USD	327,760	767
BRL	1,722,941	BBP	02/04/25	USD	280,000	(2,770)
BRL	807,953	BNP	01/03/25	USD	134,000	(3,218)
BRL	1,212,567	BNP	01/03/25	USD	195,819	458
BRL	1,205,640	CBNA	02/04/25	USD	197,000	(3,006)
BRL	1,606,587	GSI	01/03/25	USD	266,000	(5,944)
BRL	402,743	GSI	01/03/25	USD	67,000	(1,809)
BRL	26,803,764	GSI	03/19/25	USD	4,346,794	(64,394)
BRL	1,180,070	MSIP	01/03/25	USD	190,571	446
BRL	12,460,000	SSBT	03/19/25	USD	2,059,164	(68,447)
BRL	12,357,000	SSBT	03/19/25	USD	2,009,268	(35,008)
BRL	6,983,000	SSBT	03/19/25	USD	1,139,933	(24,269)
BRL	38,318,000	SSBT	03/19/25	USD	6,118,252	3,762
CLP	390,852,001	CBNA	01/23/25	USD	396,000	(3,069)
CLP	212,138,636	GSI	01/23/25	USD	218,000	(4,733)
CNH	2,540,351	BOA	01/23/25	USD	348,000	(1,744)
CNY	4,732,230	MSIP	01/27/25	USD	677,000	(27,559)
CNY	2,025,942	SSBT	01/23/25	USD	280,190	(2,237)
COP	2,131,645,516	CBNA	01/23/25	USD	480,750	1,760
COP	1,892,860,021	CBNA	02/21/25	USD	475,832	(49,052)
COP	2,704,064,987	HSBC	02/24/25	USD	651,896	(42,459)
COP	307,323,242	MSIP	01/23/25	USD	69,000	564
COP	2,333,875,053	MSIP	01/23/25	USD	524,000	4,286
CZK	10,372,124	TDB	01/23/25	USD	432,000	(5,524)
EGP	10,789,900	CBNA	03/24/25	USD	203,506	1,989
EGP	11,258,100	CBNA	06/23/25	USD	203,619	1,683
EGP	7,148,400	JPMC	02/24/25	USD	138,000	(399)
EUR	66,000	BOA	01/23/25	USD	69,637	(1,217)
EUR	395,000	BBP	01/15/25	USD	417,055	(7,698)
EUR	395,000	BBP	01/23/25	USD	417,144	(7,658)
EUR	376,000	BBP	01/23/25	USD	395,291	(5,502)
EUR	655,000	BBP	01/23/25	USD	681,810	(2,789)
EUR	251,800	DBAG	01/23/25	USD	264,670	(3,636)
EUR	395,000	UBSA	01/23/25	USD	416,091	(6,605)
See accompanying notes to financial statements.
BHFTII-44

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Forward Foreign Currency Exchange Contracts  — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	811,000	BNY	01/23/25	USD	1,025,352	$(10,235)
GBP	469,000	BBP	01/23/25	USD	593,170	(6,129)
GBP	7,232,000	DBAG	03/19/25	USD	9,187,619	(139,052)
HUF	81,348,799	CBNA	01/23/25	USD	208,000	(3,399)
HUF	166,679,005	NIP	01/23/25	USD	427,000	(7,784)
IDR	3,201,250,049	BBP	01/23/25	USD	197,000	1,761
IDR	11,623,457,918	HSBC	01/23/25	USD	728,500	(6,817)
IDR	29,498,747,380	JPMC	03/19/25	USD	1,843,902	(16,405)
JPY	60,803,027	BOA	01/23/25	USD	401,000	(13,834)
JPY	29,965,544	BBP	01/23/25	USD	201,000	(10,193)
JPY	52,910,728	BBP	01/23/25	USD	346,000	(9,088)
JPY	49,356,484	BNP	01/23/25	USD	333,000	(18,720)
JPY	29,902,764	BNP	01/23/25	USD	200,000	(9,593)
JPY	61,086,801	GSI	01/23/25	USD	400,000	(11,027)
JPY	40,447,496	GSI	01/23/25	USD	264,100	(6,549)
JPY	42,831,654	GSI	01/23/25	USD	278,000	(5,267)
JPY	42,624,745	NIP	01/15/25	USD	278,000	(6,842)
KRW	191,217,995	BNP	01/23/25	USD	134,000	(4,033)
KRW	486,490,930	CBNA	01/23/25	USD	349,000	(18,342)
MXN	4,294,135	BOA	01/23/25	USD	208,000	(2,782)
MXN	2,893,285	BOA	01/23/25	USD	139,000	(729)
MXN	4,970,488	BNY	01/15/25	USD	237,717	147
MXN	4,011,117	BBP	01/23/25	USD	197,000	(5,308)
MXN	6,807,535	GSI	01/23/25	USD	335,000	(9,666)
MXN	4,256,512	GSI	01/23/25	USD	208,000	(4,580)
MXN	16,014,719	MSIP	01/23/25	USD	781,841	(16,494)
NOK	1,536,896	BBP	01/23/25	USD	139,000	(3,994)
NOK	1,533,414	GSI	01/15/25	USD	139,000	(4,297)
NOK	4,712,148	GSI	01/23/25	USD	426,000	(12,069)
NOK	3,063,963	GSI	01/23/25	USD	277,000	(7,851)
PEN	914,707	CBNA	02/12/25	USD	244,371	(1,277)
PEN	774,731	GSI	01/23/25	USD	204,000	2,037
PHP	23,437,260	HSBC	01/23/25	USD	399,000	5,432
PHP	11,633,880	MSIP	01/23/25	USD	201,000	(246)
PLN	1,695,030	JPMC	01/23/25	USD	410,000	123
PLN	639,978	MSIP	01/23/25	USD	155,771	(924)
SEK	4,351,800	BBP	01/23/25	USD	396,000	(2,251)
SGD	674,205	MSIP	01/23/25	USD	503,000	(8,893)
SGD	618,862	MSIP	01/23/25	USD	461,700	(8,153)
THB	6,780,740	MSIP	01/23/25	USD	197,000	2,089
THB	7,191,600	NIP	01/23/25	USD	208,000	3,153
TRY	5,422,110	CBNA	01/23/25	USD	149,000	1,264
TRY	15,691,000	UBSA	01/21/25	USD	424,862	10,883
TRY	5,223,128	UBSA	01/23/25	USD	142,000	2,750
ZAR	3,576,112	BOA	01/23/25	USD	201,000	(11,855)
ZAR	4,049,205	GSI	01/23/25	USD	215,000	(832)
ZAR	3,628,050	HSBC	01/23/25	USD	201,000	(9,108)
ZAR	3,642,321	HSBC	01/23/25	USD	201,000	(8,353)
ZAR	2,230,069	MSIP	01/23/25	USD	122,140	(4,189)

Contracts to Deliver
AUD	214,000	BBP	01/23/25	USD	138,983	6,526
AUD	356,000	TDB	03/19/25	USD	226,287	5,916
AUD	976,000	WBC	01/23/25	USD	634,456	30,349
BRL	3,948,217	BBP	01/03/25	USD	637,601	(1,491)
BRL	815,914	BBP	01/03/25	USD	132,000	(71)
BRL	1,713,701	BBP	01/03/25	USD	280,000	2,606
BRL	2,029,588	BBP	01/03/25	USD	333,000	4,473
See accompanying notes to financial statements.
BHFTII-45

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Forward Foreign Currency Exchange Contracts  — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	807,953	BNP	01/03/25	USD	130,477	$(305)
BRL	1,212,567	BNP	01/03/25	USD	200,000	3,723
BRL	1,606,587	GSI	01/03/25	USD	259,449	(607)
BRL	402,743	GSI	01/03/25	USD	65,039	(152)
BRL	118,341,200	GSI	03/19/25	USD	19,191,513	284,303
BRL	1,180,070	MSIP	01/03/25	USD	199,000	7,984
BRL	1,211,828	SSBT	04/02/25	USD	196,232	2,964
CAD	292,765	BBP	01/23/25	USD	208,000	4,177
CAD	376,828	BNP	01/23/25	USD	264,100	1,752
CAD	289,774	BNP	01/23/25	USD	208,000	6,259
CAD	579,582	CIBC	01/23/25	USD	415,000	11,495
CNH	4,632,819	BOA	01/23/25	USD	640,000	8,536
CNH	4,743,739	MSIP	01/27/25	USD	677,000	30,377
COP	307,605,450	BOA	01/23/25	USD	69,000	(628)
COP	1,228,065,000	BBP	01/23/25	USD	278,000	20
COP	1,769,604,000	BBP	01/23/25	USD	402,000	1,440
COP	1,892,860,000	BBP	02/21/25	USD	423,508	(3,272)
COP	577,236,000	CBNA	01/23/25	USD	132,000	1,339
COP	1,718,739,000	CBNA	01/23/25	USD	396,000	6,954
COP	5,464,620,630	CBNA	02/21/25	USD	1,250,485	18,386
COP	2,704,065,000	CBNA	02/24/25	USD	618,694	9,257
COP	1,434,864,804	SSBT	02/21/25	USD	326,923	3,406
COP	1,757,590,801	SSBT	02/21/25	USD	401,386	5,105
CZK	4,801,142	MSIP	01/23/25	USD	201,000	3,589
CZK	8,980,550	NIP	02/27/25	USD	374,422	4,930
EUR	52,921	BNY	01/16/25	USD	57,975	3,129
EUR	236,520	BNY	01/16/25	USD	259,110	13,984
EUR	66,000	BBP	01/23/25	USD	69,804	1,383
EUR	573,000	BBP	01/23/25	USD	604,236	10,223
EUR	23,301,800	BBP	03/19/25	USD	24,725,980	508,500
EUR	197,090	DBAG	01/23/25	USD	208,092	3,775
EUR	373,070	DBAG	01/23/25	USD	394,283	7,531
EUR	518,000	DBAG	01/23/25	USD	544,914	7,917
EUR	113,685	NWM	01/23/25	USD	119,588	1,734
EUR	598,000	NWM	01/23/25	USD	622,042	2,111
EUR	809,324	NWM	01/23/25	USD	854,699	15,695
EUR	88,911	SCB	03/19/25	USD	93,800	1,395
EUR	202,950	SCB	03/19/25	USD	213,960	3,034
EUR	615,850	SCB	03/19/25	USD	649,711	9,660
EUR	951,000	TDB	01/23/25	USD	1,007,528	21,652
EUR	616,947	TDB	03/19/25	USD	650,868	9,677
EUR	4,273,324	TDB	03/19/25	USD	4,508,283	67,032
EUR	395,000	UBSA	01/15/25	USD	415,944	6,587
EUR	124,000	UBSA	01/23/25	USD	130,955	2,407
EUR	8,546,968	UBSA	03/19/25	USD	9,009,530	126,695
GBP	332,000	BBP	01/23/25	USD	414,978	(581)
GBP	3,559,000	DBAG	03/19/25	USD	4,499,361	46,395
GBP	15,505,900	HSBC	03/19/25	USD	19,784,786	384,043
GBP	330,000	MSIP	01/23/25	USD	415,797	2,740
HUF	79,308,900	BBP	01/23/25	USD	198,000	(1,471)
JPY	42,684,823	BBP	01/15/25	USD	278,000	6,460
JPY	49,946,796	BBP	01/23/25	USD	333,000	14,961
JPY	51,604,135	GSI	01/23/25	USD	346,000	17,408
JPY	42,583,739	NIP	01/23/25	USD	278,000	6,846
JPY	989,816,000	RBC	03/19/25	USD	6,622,237	278,774
JPY	126,159,294	SCB	01/23/25	USD	805,000	1,675
JPY	38,489,000	SSBT	03/19/25	USD	252,320	5,655
See accompanying notes to financial statements.
BHFTII-46

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Forward Foreign Currency Exchange Contracts  — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	21,829,631	TDB	01/23/25	USD	142,000	$2,999
KRW	285,440,100	CBNA	01/23/25	USD	201,000	6,992
KRW	283,460,000	CBNA	01/23/25	USD	200,000	7,338
MXN	2,913,579	BBP	01/23/25	USD	139,000	(241)
MXN	5,567,912	BBP	01/23/25	USD	266,000	(92)
MXN	4,257,968	CBNA	01/23/25	USD	208,000	4,511
MXN	3,982,916	CBNA	01/23/25	USD	196,000	5,656
MXN	3,982,720	CBNA	01/23/25	USD	196,000	5,665
MXN	4,007,367	GSI	01/23/25	USD	195,000	3,487
MXN	37,739,300	HSBC	03/19/25	USD	1,839,326	51,984
MXN	124,392,966	HSBC	03/19/25	USD	6,062,626	171,346
MXN	7,182,752	MSIP	01/15/25	USD	347,494	3,761
MXN	8,531,753	TDB	01/15/25	USD	415,261	6,971
NOK	1,536,905	BBP	01/15/25	USD	139,000	3,991
NOK	2,309,857	DBAG	01/23/25	USD	208,000	5,094
NOK	2,326,781	GSI	01/23/25	USD	208,000	3,608
PEN	914,707	CBNA	02/12/25	USD	244,967	1,873
PLN	12,523,800	UBSA	01/23/25	USD	3,030,645	432
SEK	7,603,249	NWM	01/23/25	USD	693,000	5,062
SGD	1,411,213	UBSA	01/23/25	USD	1,051,000	16,760
THB	4,547,400	BBP	01/23/25	USD	132,000	(1,516)
THB	6,769,680	CBNA	01/23/25	USD	201,000	2,235
THB	14,339,993	HSBC	01/23/25	USD	415,000	(6,036)
TRY	15,034,703	BBP	01/08/25	USD	416,428	(6,658)
TRY	5,263,623	BBP	01/08/25	USD	145,559	(2,563)
TRY	9,826,127	BBP	01/08/25	USD	274,425	(2,088)
TRY	4,667,162	BBP	01/08/25	USD	129,643	(1,693)
TRY	4,604,304	BBP	01/08/25	USD	128,379	(1,189)
TRY	5,059,183	BBP	01/23/25	USD	139,000	(1,206)
TRY	4,688,218	BNP	01/23/25	USD	127,459	(2,467)
TRY	2,606,950	UBSA	01/21/25	USD	71,000	(1,396)
ZAR	2,543,144	BOA	01/23/25	USD	139,000	4,490
ZAR	44,237,767	BNP	02/18/25	USD	2,457,400	123,239
ZAR	2,422,028	HSBC	01/23/25	USD	132,000	3,896

Cross Currency Contracts to Buy
AUD	156,134	GSI	01/23/25	EUR	96,000	(2,880)
COP	1,353,381,599	HSBC	01/23/25	GBP	240,000	5,941
EUR	511,000	BBP	01/23/25	GBP	426,723	(4,384)
PLN	388,174	JPMC	01/23/25	EUR	89,000	1,657
ZAR	5,208,068	HSBC	01/23/25	EUR	270,000	(4,440)
Net Unrealized Appreciation						$1,627,706
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	12/16/25	448	USD	107,542,400	$(157,418)
U.S. Treasury Long Bond Futures	03/20/25	458	USD	52,140,437	(1,441,472)
U.S. Treasury Note 2 Year Futures	03/31/25	919	USD	188,955,017	(400,432)
U.S. Treasury Note 5 Year Futures	03/31/25	1,702	USD	180,930,579	(1,458,113)
U.S. Treasury Note 10 Year Futures	03/20/25	250	USD	27,187,500	(80,556)
See accompanying notes to financial statements.
BHFTII-47

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Futures Contracts — (Continued)
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Ultra 10 Year Futures	03/20/25	411	USD	45,749,438	$(769,563)
U.S. Treasury Ultra Long Bond Futures	03/20/25	113	USD	13,436,406	(685,286)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/20/25	(210)	CAD	(25,748,100)	(321,731)
Euro STOXX 50 Index Futures	03/21/25	(29)	EUR	(1,415,490)	28,178
Euro-Buxl 30 Year Bond Futures	03/06/25	(47)	EUR	(6,235,960)	400,631
Russell 2000 Index E-Mini Futures	03/21/25	(7)	USD	(787,430)	39,083
Net Unrealized Depreciation					$(4,846,679)
Purchased Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
BRL Call/USD Put	BRL	5.700	01/06/25	BBP	346,000	USD	346,000	$6,743	$—	$(6,743)
BRL Call/USD Put	BRL	5.740	01/17/25	BBP	415,000	USD	415,000	7,134	61	(7,073)
CNH Call/INR Put	INR	12.500	01/23/25	JPMC	251,000	CNH	251,000	2,077	116	(1,961)
CNH Call/JPY Put	JPY	19.000	04/30/25	JPMC	484,000	CNH	484,000	8,283	2,829	(5,454)
EUR Call/SEK Put	SEK	11.700	02/17/25	JPMC	629,000	EUR	629,000	2,190	1,184	(1,006)
INR Call/CNH Put	INR	11.500	01/23/25	SCB	501,000	CNH	501,000	13,731	6,545	(7,186)
JPY Call/EUR Put	JPY	160.000	03/13/25	BBP	951,000	EUR	951,000	20,345	13,126	(7,219)
USD Call/BRL Put	BRL	5.750	03/17/25	BOA	66,000	USD	66,000	8,626	6,502	(2,124)
USD Call/CNH Put	CNH	7.350	04/30/25	JPMC	666,000	USD	666,000	6,134	8,212	2,078
USD Call/CNH Put	CNH	7.350	07/02/25	HSBC	692,000	USD	692,000	2,242	3,830	1,588
USD Call/CNH Put	CNH	7.630	04/30/25	HSBC	69,000	USD	69,000	6,231	8,395	2,164
USD Call/EUR Put	USD	1.020	04/16/25	HSBC	65,000	EUR	65,000	4,976	18,193	13,217
USD Call/EUR Put	USD	1.043	05/08/25	UBSA	775,000	EUR	775,000	4,909	15,243	10,334
USD Call/EUR Put	USD	1.060	01/06/25	JPMC	328,000	EUR	328,000	2,019	7,878	5,859
USD Call/INR Put	INR	88.000	04/30/25	SCB	67,000	USD	67,000	6,080	11,377	5,297
USD Call/JPY Put	JPY	155.000	01/17/25	BBP	395,000	USD	395,000	2,718	6,933	4,215
USD Call/MXN Put	MXN	18.000	01/17/25	UBSA	28,000	USD	28,000	1,803	—	(1,803)
USD Call/MXN Put	MXN	18.100	01/06/25	BOA	69,000	USD	69,000	1,380	—	(1,380)
Totals								$107,621	$110,424	$2,803

Interest Rate Swaptions	Strike Rate	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1Yr. IRS	3.740%	SOFR	Pay	05/16/25	CBNA	172,204,000	USD	172,204,000	$371,514	$195,352	$(176,162)
Call - OTC - 1Yr. IRS	3.740%	SOFR	Pay	05/16/25	CBNA	344,408,000	USD	344,408,000	685,560	390,703	(294,857)
Call - OTC - 1Yr. IRS	3.740%	SOFR	Pay	05/16/25	GSI	723,967,000	USD	723,967,000	1,542,049	821,283	(720,766)
Call - OTC - 10 Yr. IRS	8.750%	JIBAR	Pay	01/22/25	JPMC	5,831,000	ZAR	5,831,000	3,692	1,718	(1,974)
Totals									$2,602,815	$1,409,056	$(1,193,759)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Month SOFR Futures	USD	96.250	04/11/25	4,445	USD	11,112,500	$1,552,086	$833,438	$(718,648)
See accompanying notes to financial statements.
BHFTII-48

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Written Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
CNH Call/INR Put	INR	12.500	01/23/25	SCB	(251,000)	CNH	(251,000)	$(7,822)	$(29)	$7,793
INR Call/CNH Put	INR	11.500	01/23/25	JPMC	(175,400)	CNH	(175,400)	(6,533)	(2,079)	4,454
JPY Call/EUR Put	JPY	154.000	03/13/25	BBP	(1,395,000)	EUR	(1,395,000)	(12,037)	(7,198)	4,839
USD Call/BRL Put	BRL	6.000	01/06/25	BBP	(346,000)	USD	(346,000)	(3,031)	(10,618)	(7,587)
USD Call/CNH Put	CNH	7.600	04/30/25	JPMC	(1,000,000)	USD	(1,000,000)	(3,220)	(3,730)	(510)
USD Call/EUR Put	USD	1.013	05/08/25	UBSA	(775,000)	EUR	(775,000)	(2,305)	(7,299)	(4,994)
USD Call/EUR Put	USD	1.040	01/06/25	JPMC	(328,000)	EUR	(328,000)	(762)	(1,833)	(1,071)
USD Call/TRY Put	TRY	36.300	01/06/25	GSI	(138,000)	USD	(138,000)	(3,414)	(141)	3,273
Totals								$(39,124)	$(32,927)	$6,197

Interest Rate Swaptions	Strike Rate	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1Yr. IRS	2.940%	SOFR	Receive	05/16/25	GSI	(723,967,000)	USD	(723,967,000)	$(419,900)	$(161,560)	$258,340
Call - OTC - 1Yr. IRS	2.940%	SOFR	Receive	05/16/25	CBNA	(344,408,000)	USD	(344,408,000)	(151,727)	(76,858)	74,869
Call - OTC - 1Yr. IRS	2.940%	SOFR	Receive	05/16/25	CBNA	(172,204,000)	USD	(172,204,000)	(83,934)	(38,429)	45,505
Call - OTC - 10 Yr. IRS	2.760%	SOFR	Receive	03/28/25	JPMC	(17,425,000)	USD	(17,425,000)	(142,278)	(3,057)	139,221
Call - OTC - 10 Yr. IRS	3.213%	SOFR	Receive	06/04/25	GSI	(16,531,000)	USD	(16,531,000)	(135,228)	(45,221)	90,007
Call - OTC - 10 Yr. IRS	3.705%	SOFR	Receive	12/03/26	JPMC	(5,115,000)	USD	(5,115,000)	(218,155)	(141,736)	76,419
Call - OTC - 10 Yr. IRS	3.750%	SOFR	Receive	11/25/26	DBAG	(9,421,000)	USD	(9,421,000)	(405,103)	(278,677)	126,426
Put - OTC - 10 Yr. IRS	3.705%	SOFR	Pay	12/03/26	JPMC	(5,115,000)	USD	(5,115,000)	(218,155)	(297,906)	(79,751)
Put - OTC - 10 Yr. IRS	3.750%	SOFR	Pay	11/25/26	DBAG	(9,421,000)	USD	(9,421,000)	(405,103)	(522,437)	(117,334)
Put - OTC - 10 Yr. IRS	3.760%	SOFR	Pay	03/28/25	JPMC	(17,425,000)	USD	(17,425,000)	(152,640)	(559,628)	(406,988)
Put - OTC - 10 Yr. IRS	4.213%	SOFR	Pay	06/04/25	GSI	(16,531,000)	USD	(16,531,000)	(146,790)	(270,937)	(124,147)
Totals									$(2,479,013)	$(2,396,446)	$82,567

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Month SOFR Futures	USD	97.000	04/11/25	(4,445)	USD	(11,112,500)	$(423,890)	$(222,250)	$201,640
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.766%	Annually	04/03/35	USD	1,758,004	$(44,445)	$29	$(44,474)
Pay	12M SOFR	Annually	4.000%	Annually	03/19/35	USD	22,572,000	(141,325)	373	(141,698)
Pay	3M PRIBOR	Quarterly	3.306%	Quarterly	03/20/29	CZK	40,000,000	(22,929)	(33,100)	10,171
Pay	6M EURIBOR	Semi-Annually	2.184%	Semi-Annually	11/07/54	EUR	919,000	3,974	36	3,938
Pay	6M EURIBOR	Semi-Annually	2.260%	Semi-Annually	10/22/54	EUR	590,000	12,275	(2,847)	15,122
Pay	6M EURIBOR	Semi-Annually	2.441%	Semi-Annually	06/24/54	EUR	828,000	49,989	31	49,958
Pay	6M PRIBOR	Semi-Annually	3.590%	Semi-Annually	03/19/28	CZK	7,711,440	(165)	2	(167)
Pay	6M PRIBOR	Semi-Annually	3.621%	Semi-Annually	03/19/28	CZK	9,052,560	132	2	130
Pay	6M WIBOR	Semi-Annually	4.883%	Semi-Annually	03/19/30	PLN	1,204,312	(986)	4	(990)
Pay	6M WIBOR	Semi-Annually	4.940%	Semi-Annually	03/19/30	PLN	2,007,188	(459)	5	(464)
Receive	12M SOFR	Annually	3.380%	Annually	10/09/34	USD	2,569,500	145,218	41	145,177
Receive	12M SOFR	Annually	3.771%	Annually	04/03/35	USD	6,943,621	172,792	114	172,678
Receive	12M SOFR	Annually	3.818%	Annually	04/03/35	USD	3,502,000	73,693	58	73,635
Receive	12M SOFR	Annually	3.928%	Annually	04/03/35	USD	8,755,000	106,690	144	106,546
Receive	12M SOFR	Annually	3.929%	Annually	06/04/35	USD	6,612,400	78,766	109	78,657
Receive	12M SOFR	Annually	3.951%	Annually	06/04/35	USD	6,612,400	67,081	110	66,971
See accompanying notes to financial statements.
BHFTII-49

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Centrally Cleared Interest Rate Swap Contracts — (Continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1M TIIE	Monthly	8.665%	Monthly	12/06/28	MXN	9,940,000	$7,623	$4	$7,619
Receive	1M TIIE	Monthly	8.970%	Monthly	12/14/29	MXN	5,207,000	2,163	2	2,161
Receive	3M JIBAR	Quarterly	7.970%	Quarterly	06/06/26	ZAR	15,231,500	(5,241)	4	(5,245)
Receive	3M JIBAR	Quarterly	8.145%	Quarterly	05/07/26	ZAR	21,592,000	(9,204)	4	(9,208)
Receive	3M PRIBOR	Quarterly	4.675%	Quarterly	03/20/25	CZK	49,210,000	(2,704)	(243)	(2,461)
Receive	6M EURIBOR	Semi-Annually	2.429%	Semi-Annually	06/19/54	EUR	1,222,000	(70,062)	46	(70,108)
Receive	6M EURIBOR	Semi-Annually	2.429%	Semi-Annually	06/20/54	EUR	1,184,000	(68,001)	45	(68,046)
Receive	6M EURIBOR	Semi-Annually	2.456%	Semi-Annually	03/22/54	EUR	1,250,000	(76,137)	(1,754)	(74,383)
Receive	6M EURIBOR	Semi-Annually	2.490%	Semi-Annually	02/19/54	EUR	5,160,760	(351,908)	(43,071)	(308,837)
Receive	6M EURIBOR	Semi-Annually	2.506%	Semi-Annually	02/20/54	EUR	5,160,760	(369,421)	(61,158)	(308,263)
Receive	6M EURIBOR	Semi-Annually	2.511%	Semi-Annually	03/01/54	EUR	2,978,000	(216,580)	(39,103)	(177,477)
Receive	6M EURIBOR	Semi-Annually	2.513%	Semi-Annually	02/20/54	EUR	6,031,000	(441,600)	(81,324)	(360,276)
Receive	6M EURIBOR	Semi-Annually	2.543%	Semi-Annually	04/22/54	EUR	4,840,000	(390,076)	(9,823)	(380,253)
Receive	6M WIBOR	Semi-Annually	5.135%	Semi-Annually	12/20/25	PLN	3,744,000	4,349	4,115	234
Receive	6M WIBOR	Semi-Annually	5.160%	Semi-Annually	09/19/26	PLN	3,700,406	726	4	722
Receive	6M WIBOR	Semi-Annually	5.238%	Semi-Annually	09/19/26	PLN	6,167,344	(414)	7	(421)
Receive	FEDEFF	Maturity	4.360%	Maturity	01/29/25	USD	1,194,380,000	(22,514)	1,513	(24,027)
Totals								$(1,508,700)	$(265,621)	$(1,243,079)
OTC Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	1-Day CDI	Maturity	9.785%	Maturity	01/04/27	BNP	BRL	6,246,000	$(125,557)	$—	$(125,557)
Pay	1-Day CDI	Maturity	10.143%	Maturity	01/02/26	GSI	BRL	1,931,920	(21,457)	—	(21,457)
Pay	1-Day CDI	Maturity	10.315%	Maturity	01/04/27	BOA	BRL	87,703	(1,508)	—	(1,508)
Pay	1-Day CDI	Maturity	10.808%	Maturity	07/01/25	BNP	BRL	6,669,000	(16,425)	—	(16,425)
Pay	1-Day CDI	Maturity	10.975%	Maturity	07/01/25	BNP	BRL	4,178,000	(9,215)	—	(9,215)
Pay	1-Day CDI	Maturity	13.015%	Maturity	01/02/29	BBP	BRL	2,622,000	(39,340)	—	(39,340)
Pay	1-Day CDI	Maturity	13.085%	Maturity	01/04/27	BOA	BRL	5,360,626	(41,055)	—	(41,055)
Pay	1-Day CDI	Maturity	13.148%	Maturity	01/02/29	GSI	BRL	1,905,700	(27,054)	—	(27,054)
Pay	6M CAMARA	Semi-Annual	4.900%	Semi-Annual	11/22/29	GSI	CLP	185,582,390	(2,928)	—	(2,928)
Pay	6M CAMARA	Semi-Annual	4.910%	Semi-Annual	11/22/29	GSI	CLP	182,860,578	(2,805)	—	(2,805)
Pay	6M CAMARA	Semi-Annual	4.930%	Semi-Annual	11/22/29	GSI	CLP	92,882,032	(1,344)	—	(1,344)
Receive	12M COP-IBR	Maturity	8.620%	Maturity	11/05/25	JPMC	COP	7,068,327,000	4,165	—	4,165
Receive	12M COP-IBR	Maturity	9.730%	Maturity	05/10/25	MSIP	COP	2,293,115,027	(352)	—	(352)
Receive	12M COP-IBR	Maturity	9.810%	Maturity	05/10/25	JPMC	COP	3,427,845,973	(733)	—	(733)
Receive	1-Day CDI	Maturity	10.970%	Maturity	01/04/27	BBP	BRL	7,207,000	104,519	—	104,519
Receive	1-Day CDI	Maturity	11.573%	Maturity	01/04/27	BNP	BRL	3,183,000	38,605	—	38,605
Receive	1-Day CDI	Maturity	14.180%	Maturity	01/02/26	BBP	BRL	8,292,000	11,733	—	11,733
Receive	1-Day CDI	Maturity	15.410%	Maturity	01/04/27	CBNA	BRL	3,128,300	3,533	—	3,533
Totals									$(127,218)	$—	$(127,218)
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ITRX.EUR.42.V1	(1.000%)	Quarterly	12/20/29	0.576%	EUR	2,890,000	$(59,387)	$(62,745)	$3,358
ITRX.EUR.XOVER.42.V1	(5.000%)	Quarterly	12/20/29	3.121%	EUR	3,125,000	(255,276)	(258,436)	3,160
ITRX.FINSR.42.V1	(1.000%)	Quarterly	12/20/29	0.638%	EUR	9,090,000	(159,128)	(162,031)	2,903
Totals							$(473,791)	$(483,212)	$9,421
See accompanying notes to financial statements.
BHFTII-50

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.43.V1	5.000%	Quarterly	12/20/29	3.118%	USD	75,625,424	$5,836,241	$5,408,811	$427,430
OTC Credit Default Swap Contracts on Corporate and Sovereign Issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Electric Power Co., Inc. 3.200%, due on 11/13/27	(1.000%)	Quarterly	12/20/29	BOA	0.325%	USD	5,854,000	$(178,056)	$(161,794)	$(16,262)
American Express Co. 4.050%, due on 05/03/29	(1.000%)	Quarterly	12/20/29	GSI	0.317%	USD	3,000,000	(92,348)	(84,618)	(7,730)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.250%, due on 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	1.152%	USD	480,000	(8,598)	5,595	(14,193)
Boeing Co. 2.600%, due on 10/30/25	(1.000%)	Quarterly	12/20/28	DBAG	0.911%	USD	700,000	(2,265)	(2,715)	450
Boeing Co. 2.600%, due on 10/30/25	(1.000%)	Quarterly	06/20/29	JPMC	1.013%	USD	700,000	341	7,502	(7,161)
Colombia Government International Bonds 10.375%, due on 01/28/33	(1.000%)	Quarterly	12/20/29	BBP	2.140%	USD	674,582	33,272	32,423	849
Deutsche Bank AG 5.125%, due on 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	0.655%	EUR	600,000	(7,168)	34,804	(41,972)
Deutsche Bank AG 5.125%, due on 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	0.655%	EUR	352,000	(4,205)	13,270	(17,475)
Deutsche Bank AG 5.125%, due on 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	0.655%	EUR	117,000	(1,398)	4,411	(5,809)
Deutsche Bank AG 5.125%, due on 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	0.655%	EUR	131,000	(1,565)	5,207	(6,772)
Dominion Energy, Inc. 4.250%, due on 06/01/28	(1.000%)	Quarterly	12/20/29	GSI	0.437%	USD	2,879,000	(72,759)	(77,067)	4,308
Turkiye Government International Bonds 11.875%, due on 01/15/30	(1.000%)	Quarterly	12/20/29	GSI	2.602%	USD	718,078	49,045	56,657	(7,612)
Turkiye Government International Bonds 11.875%, due on 01/15/30	(1.000%)	Quarterly	12/20/29	GSI	2.602%	USD	64,887	4,432	5,120	(688)
UBS Group AG 0.250%, due on 01/29/26	(1.000%)	Quarterly	06/20/28	BNP	0.436%	EUR	134,000	(2,628)	4,207	(6,835)
UBS Group AG 0.250%, due on 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.436%	EUR	37,000	(725)	1,425	(2,150)
UBS Group AG 0.250%, due on 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.436%	EUR	112,000	(2,196)	4,141	(6,337)
UBS Group AG 0.250%, due on 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.436%	EUR	117,000	(2,294)	4,858	(7,152)
UBS Group AG 0.250%, due on 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.436%	EUR	1,000,000	(19,610)	24,812	(44,422)
Totals								$(308,725)	$(121,762)	$(186,963)
OTC Credit Default Swap Contracts on Credit Indices—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.6	(0.500%)	Monthly	05/11/63	DBAG	0.464%	USD	2,619	$—	$(1)	$1
CMBX.NA.AAA.9	(0.500%)	Monthly	09/17/58	MSIP	0.417%	USD	1,079,688	(584)	12,909	(13,493)
CMBX.NA.AAA.9	(0.500%)	Monthly	09/17/58	MSIP	0.417%	USD	21,792	(12)	286	(298)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	CBNA	26.749%	USD	500,000	79,563	15,097	64,466
See accompanying notes to financial statements.
BHFTII-51

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
OTC Credit Default Swap Contracts on Credit Indices—Buy Protection (a) — (Continued)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.9	(3.000%)	Monthly	09/17/58	MSIP	26.749%	USD	105,000	$16,708	$5,191	$11,517
Totals								$95,675	$33,482	$62,193
OTC Credit Default Swap Contracts on Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.10	3.000%	Monthly	11/17/59	JPMC	14.700%	USD	40,000	$(7,031)	$(3,504)	$(3,527)
CMBX.NA.BBB-.9	3.000%	Monthly	09/17/58	DBAG	26.749%	USD	467,000	(74,312)	(56,190)	(18,122)
CMBX.NA.BBB-.9	3.000%	Monthly	09/17/58	MSIP	26.749%	USD	138,000	(21,959)	(163)	(21,796)
Totals								$(103,302)	$(59,857)	$(43,445)
OTC Total Return Swap Contracts
Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	0.000%	Quarterly	05/06/25	GSI	GSC Intraday Delta Replication VX Series 5 Excess Return Strategy	USD	13,914,148	$(15,563)	$—	$(15,563)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Quarterly	03/20/25	MSIP	Markit iBoxx USD Liquid Investment Grade Index	USD	1,750,000	$20,330	$(78)	$20,408

(a)
If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Securities in the amount of $13,965 have been received at the custodian bank as collateral for OTC option contracts and forward foreign currency exchange contracts.
See accompanying notes to financial statements.
BHFTII-52

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$203,691	OTC swap contracts at market value (a)	$499,713
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	436,851
Equity			OTC swap contracts at market value (a)	15,563
	Unrealized appreciation on futures contracts (c) (d)	67,261
Foreign Exchange	Investments at market value (e)	110,424
	Unrealized appreciation on forward foreign currency exchange contracts	2,550,241	Unrealized depreciation on forward foreign currency exchange contracts	922,535
			Written options at value	32,927
Interest Rate	Investments at market value (e) (f)	2,242,494
	OTC swap contracts at market value (a)	162,555	OTC swap contracts at market value (a)	289,773
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	733,719	Unrealized depreciation on centrally cleared swap contracts (b) (c)	1,976,798
	Unrealized appreciation on futures contracts (c) (d)	400,631	Unrealized depreciation on futures contracts (c) (d)	5,314,571
			Written options at value (g)	2,618,696
Total		$6,907,867		$11,670,576

(a)	Excludes OTC swap interest receivable of $122,171 and OTC swap interest payable of $116,782.
(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
(d)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(f)	Includes exchange traded purchased options with a value of $833,438 that are not subject to a master netting agreement.
(g)	Includes exchange traded written options with a value of $222,250 that are not subject to a master netting agreement.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2024.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$19,528	$(19,528)	$—	$—
Bank of New York Mellon	17,260	(10,235)	—	7,025
Barclays Bank PLC	737,887	(186,960)	(70,000)	480,927
BNP Paribas SA	174,036	(174,036)	—	—
Canadian Imperial Bank of Commerce	11,495	—	—	11,495
Citibank NA	746,053	(193,432)	(552,621)	—
Deutsche Bank AG	70,712	(70,712)	—	—
Goldman Sachs International	1,185,603	(856,774)	(328,829)	—
HSBC Bank PLC	653,060	(98,440)	—	554,620
JPMorgan Chase Bank NA	28,223	(28,223)	—	—
Morgan Stanley & Co. International PLC	92,874	(89,365)	(3,509)	—
NatWest Markets PLC	24,602	(6,500)	—	18,102
Nomura International PLC	14,929	(14,626)	—	303
Royal Bank of Canada	278,774	—	—	278,774
Standard Chartered Bank	33,686	(29)	—	33,657
State Street Bank and Trust Co.	20,892	(20,892)	—	—
Toronto Dominion Bank	114,247	(5,524)	—	108,723
UBS AG	181,757	(15,300)	(13,965)	152,492
Westpac Banking Corp.	30,349	—	—	30,349
	$4,435,967	$(1,790,576)	$(968,924)	$1,676,467
See accompanying notes to financial statements.
BHFTII-53

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2024.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$254,975	$(19,528)	$(235,447)	$—
Bank of New York Mellon	10,235	(10,235)	—	—
Barclays Bank PLC	186,960	(186,960)	—	—
BNP Paribas SA	192,161	(174,036)	(18,125)	—
Citibank NA	193,432	(193,432)	—	—
Deutsche Bank AG	1,020,379	(70,712)	(907,226)	42,441
Goldman Sachs International	856,774	(856,774)	—	—
HSBC Bank PLC	98,440	(98,440)	—	—
JPMorgan Chase Bank NA	1,082,296	(28,223)	(1,054,073)	—
Morgan Stanley & Co. International PLC	89,365	(89,365)	—	—
NatWest Markets PLC	6,500	(6,500)	—	—
Nomura International PLC	14,626	(14,626)	—	—
Standard Chartered Bank	29	(29)	—	—
State Street Bank and Trust Co.	129,961	(20,892)	(109,069)	—
Toronto Dominion Bank	5,524	(5,524)	—	—
UBS AG	15,300	(15,300)	—	—
	$4,156,957	$(1,790,576)	$(2,323,940)	$42,441

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(607,457)	$(53,038)	$(426,377)	$(557,073)	$(1,643,945)
Forward foreign currency transactions	—	—	—	5,246,553	5,246,553
Futures contracts	(2,799,069)	—	(552,097)	—	(3,351,166)
Swap contracts	(6,180,617)	2,349,071	(260,236)	—	(4,091,782)
Written options	4,240,762	11,119	14,193	232,766	4,498,840
	$(5,346,381)	$2,307,152	$(1,224,517)	$4,922,246	$658,500

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(2,584,408)	$—	$—	$7,650	$(2,576,758)
Forward foreign currency transactions	—	—	—	2,083,646	2,083,646
Futures contracts	(5,212,202)	—	256,657	—	(4,955,545)
Swap contracts	(1,747,957)	882,869	(15,563)	—	(880,651)
Written options	1,032,711	—	—	(1,517)	1,031,194
	$(8,511,856)	$882,869	$241,094	$2,089,779	$(5,298,114)
See accompanying notes to financial statements.
BHFTII-54

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$751,937,242
Forward foreign currency transactions	182,744,372
Futures contracts long	454,418,630
Futures contracts short	(138,163,683)
Swap contracts	1,353,262,153
Written options	(881,592,660)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,408,736,282	$—	$1,408,736,282
Corporate Bonds & Notes
Aerospace/Defense	—	11,835,623	—	11,835,623
Agriculture	—	17,283,073	—	17,283,073
Airlines	—	7,463,868	—	7,463,868
Apparel	—	422,955	—	422,955
Auto Manufacturers	—	3,052,935	—	3,052,935
Auto Parts & Equipment	—	382,124	—	382,124
Banks	—	155,172,492	—	155,172,492
Beverages	—	528,182	—	528,182
Biotechnology	—	10,367,076	—	10,367,076
Chemicals	—	715,749	—	715,749
Commercial Services	—	1,353,504	—	1,353,504
Computers	—	7,095,785	—	7,095,785
Diversified Financial Services	—	8,553,738	—	8,553,738
Electric	—	73,091,372	0	73,091,372
Electronics	—	649,383	—	649,383
Energy-Alternate Sources	—	921,480	1,446,848	2,368,328
Engineering & Construction	—	377,600	—	377,600
Entertainment	—	4,073,856	—	4,073,856
Environmental Control	—	163,942	—	163,942
Food	—	444,226	—	444,226
Gas	—	1,625,512	401,188	2,026,700
Healthcare-Products	—	1,089,278	—	1,089,278
Healthcare-Services	—	19,921,465	—	19,921,465
Home Builders	—	3,762,597	6,474,985	10,237,582
Insurance	—	2,334,130	—	2,334,130
Internet	—	6,800,265	—	6,800,265
Investment Companies	—	11,134,524	—	11,134,524
Iron/Steel	—	704,119	—	704,119
Lodging	—	282,688	1,875,301	2,157,989
Machinery-Construction & Mining	—	811,545	—	811,545
Machinery-Diversified	—	1,626,274	—	1,626,274
Media	—	11,819,822	—	11,819,822
Mining	—	7,534,470	—	7,534,470
Oil & Gas	—	70,958,092	1,325,851	72,283,943
Packaging & Containers	—	1,871,415	—	1,871,415
Pharmaceuticals	—	8,948,260	—	8,948,260
Pipelines	—	53,764,459	—	53,764,459
Real Estate	—	805,440	6,102,817	6,908,257
Real Estate Investment Trusts	—	44,119,606	—	44,119,606
Retail	—	4,330,501	—	4,330,501
Semiconductors	—	10,317,476	—	10,317,476
Shipbuilding	—	156,575	—	156,575
Software	—	13,319,141	—	13,319,141
See accompanying notes to financial statements.
BHFTII-55

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Telecommunications	$—	$26,318,030	$12,000	$26,330,030
Transportation	—	6,791,122	—	6,791,122
Water	—	403,108	—	403,108
Total Corporate Bonds & Notes	—	615,498,877	17,638,990	633,137,867
Asset-Backed Securities
Asset-Backed - Automobile	—	2,843,237	—	2,843,237
Asset-Backed - Credit Card	—	781,351	—	781,351
Asset-Backed - Home Equity	—	24,105,915	—	24,105,915
Asset-Backed - Manufactured Housing	—	9,103,363	—	9,103,363
Asset-Backed - Other	—	199,176,323	4,423,661	203,599,984
Asset-Backed - Student Loan	—	22,012,722	—	22,012,722
Total Asset-Backed Securities	—	258,022,911	4,423,661	262,446,572
Total Mortgage-Backed Securities*	—	238,705,939	—	238,705,939
Total Foreign Government*	—	113,690,800	—	113,690,800
Floating Rate Loans
Agriculture	—	296,616	—	296,616
Apparel	—	110,431	—	110,431
Auto Parts & Equipment	—	206,573	—	206,573
Beverages	—	195,577	—	195,577
Chemicals	—	304,285	—	304,285
Commercial Services	—	1,591,500	1,202,184	2,793,684
Computers (Less Unfunded Loan Commitments of $1,375,949)	—	—	4,377,494	4,377,494
Cosmetics/Personal Care	—	84,756	176,072	260,828
Diversified Financial Services	—	429,260	—	429,260
Entertainment	—	2,964,230	—	2,964,230
Food	—	749,243	—	749,243
Healthcare-Services	—	149,330	—	149,330
Lodging	—	1,285,121	—	1,285,121
Media	—	287,319	—	287,319
Oil & Gas	—	506,262	—	506,262
Oil & Gas Services	—	—	1,604,000	1,604,000
Pipelines	—	204,893	—	204,893
Retail	—	176,403	—	176,403
Software	—	631,485	—	631,485
Telecommunications	—	569,336	—	569,336
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,375,949)	—	10,742,620	7,359,750	18,102,370
Total Municipals*	—	16,962,190	—	16,962,190
Common Stocks
Banks	83,289	—	—	83,289
Broadline Retail	—	228,404	—	228,404
Communications Equipment	140,373	—	—	140,373
Diversified Telecommunication Services	147,188	—	—	147,188
Electrical Equipment	—	—	0	0
Energy Equipment & Services	1,249,570	—	—	1,249,570
Entertainment	199,752	—	—	199,752
Health Care Providers & Services	80,010	—	—	80,010
Hotel & Resort REITs	206,471	—	—	206,471
Hotels, Restaurants & Leisure	1,686,662	—	—	1,686,662
Household Durables	206,833	—	—	206,833
Industrial REITs	30,573	—	—	30,573
Machinery	14,258	—	—	14,258
Media	389,036	—	—	389,036
Metals & Mining	1,634,199	—	—	1,634,199
Mortgage Real Estate Investment Trusts	1,367,451	—	—	1,367,451
Oil, Gas & Consumable Fuels	549,370	—	—	549,370
Professional Services	452,965	—	—	452,965
Residential REITs	640,935	—	—	640,935
Technology Hardware, Storage & Peripherals	417,637	—	—	417,637
See accompanying notes to financial statements.
BHFTII-56

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$488,701	$—	$—	$488,701
Total Common Stocks	9,985,273	228,404	0	10,213,677
Total Preferred Stocks*	—	—	6,431,724	6,431,724
Total Convertible Bonds*	—	615,824	—	615,824
Warrants
Hotels, Restaurants & Leisure	—	13,793	—	13,793
IT Services	—	—	373,621	373,621
Machinery	77,331	—	—	77,331
Oil & Gas	—	—	36,197	36,197
Software	2,794	0	—	2,794
Specialty Retail	6,794	—	—	6,794
Total Warrants	86,919	13,793	409,818	510,530
Convertible Preferred Stocks
Aerospace & Defense	328,806	—	—	328,806
IT Services	—	67,440	—	67,440
Total Convertible Preferred Stocks	328,806	67,440	—	396,246
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	109,820,684	—	109,820,684
Securities Lending Reinvestments
Repurchase Agreements	—	3,896,836	—	3,896,836
Mutual Funds	11,000,000	—	—	11,000,000
Total Securities Lending Reinvestments	11,000,000	3,896,836	—	14,896,836
Purchased Options
Foreign Currency Options at Value	—	110,424	—	110,424
Interest Rate Swaptions at Value	—	1,409,056	—	1,409,056
Options on Exchange-Traded Future Contracts at Value	833,438	—	—	833,438
Total Purchased Options at Value	833,438	1,519,480	—	2,352,918
Total Net Investments	$22,234,436	$2,778,522,080	$36,263,943	$2,837,020,459
Collateral for Securities Loaned (Liability)	$—	$(14,896,836)	$—	$(14,896,836)
TBA Forward Sales Commitments (Liability)	$—	$(31,586,405)	$—	$(31,586,405)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,550,241	$—	$2,550,241
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(922,535)	—	(922,535)
Total Forward Contracts	$—	$1,627,706	$—	$1,627,706
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$467,892	$—	$—	$467,892
Futures Contracts (Unrealized Depreciation)	(5,314,571)	—	—	(5,314,571)
Total Futures Contracts	$(4,846,679)	$—	$—	$(4,846,679)
Written Options
Foreign Currency Options at Value	$—	$(32,927)	$—	$(32,927)
Interest Rate Swaptions at Value	—	(2,396,446)	—	(2,396,446)
Options on Exchange-Traded Future Contracts at Value	(222,250)	—	—	(222,250)
Total Written Options	$(222,250)	$(2,429,373)	$—	$(2,651,623)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,170,570	$—	$1,170,570
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,976,798)	—	(1,976,798)
Total Centrally Cleared Swap Contracts	$—	$(806,228)	$—	$(806,228)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$366,246	$—	$366,246
OTC Swap Contracts at Value (Liabilities)	—	(805,049)	—	(805,049)
Total OTC Swap Contracts	$—	$(438,803)	$—	$(438,803)

*	See Schedule of Investments for additional detailed categorizations.
During the year ended December 31, 2024, a transfer into Level 3 in the amount of $38,600 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.
See accompanying notes to financial statements.
BHFTII-57

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
During the year ended December 31, 2024, a transfer out of Level 3 in the amount of $1,046,137 was due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be a significant observable input.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Balance as of December 31, 2023	Purchases	Sales	Realized Gain/ (Loss)	Transfers In	Transfer Out	Amortization	Change in Unrealized Appreciation (Depreciation)	Balance as of December 31, 2024	Change in Unrealized Appreciation (Depreciation) from Investment Held at December 31, 2024
Corporate Bonds
Energy-Alternate Sources	$—	$1,379,148	$—	$—	$—	$—	$1,317	$66,383	$1,446,848	66,383
Gas	—	401,188	—	—	—	—	311	(311)	401,188	(311)
Home Builders	4,204,670	3,079,156	(1,284,180)	40,543	—	—	6,519	428,277	6,474,985	374,796
Lodging	1,320,306	687,860	(221,672)	—	—	—	7,820	80,987	1,875,301	80,987
Oil & Gas	1,117,728	175,785	—	—	—	—	—	32,338	1,325,851	32,338
Real Estate	5,698,951	277,151	(50,649)	6,966	—	—	32,257	138,141	6,102,817	138,141
Telecommunications	1,046,137	—	(7,819)	3,453	38,600	(1,046,137)	7,401	(29,635)	12,000	(29,635)
Asset-Backed Securities
Asset Backed - Other	4,314,631	—	—	—	—	—	—	109,030	4,423,661	109,030
Floating Rate Loans
Commercial Services	1,180,685	524,601	—	—	—	—	487	(503,589)	1,202,184	(503,589)
Computers*	2,135,985	2,784,000	(570,212)	581	—	—	1,100	26,040	4,377,494	26,040
Cosmetics/Personal Care	217,005	—	(44,940)	71	—	—	768	3,168	176,072	3,168
Engineering & Construction	1,511,016	—	(1,515,815)	6,783	—	—	189	(2,173)	—	—
Oil & Gas	347,375	—	(350,000)	2,282	—	—	315	28	—	—
Oil & Gas Services	—	1,571,920	—	—	—	—	1,852	30,228	1,604,000	30,228
Common Stocks
Electrical Equipment	—	25	—	—	—	—	—	(25)	0	(25)
Preferred Stocks
Home Builders	2,493,315	—	—	—	—	—	—	118,260	2,611,575	118,260
IT Services	2,210,772	—	—	—	—	—	—	1,390,210	3,600,982	1,390,210
Oil & Gas	—	164,500	—	—	—	—	—	(37,054)	127,446	(37,054)
Software	152,606	—	—	—	—	—	—	(60,885)	91,721	(60,885)
Convertible Bonds
Automobiles	1,504,797	—	(1,206,625)	(204,736)	—	—	—	(93,436)	—	—
Warrants
Automobiles	8,629	—	0	0	—	—	—	(8,629)	—	—
IT Services	235,707	—	—	—	—	—	—	137,914	373,621	137,914
Oil & Gas	—	0	—	—	—	—	—	36,197	36,197	36,197
	$29,700,315	$11,045,334	$(5,251,912)	$(144,057)	$38,600	$(1,046,137)	$60,336	$1,861,464	$36,263,943	$1,912,193
* Values are net of unfunded loan commitments.
See accompanying notes to financial statements.
BHFTII-58

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024

	Fair Value at December 31, 2024	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Corporate Bonds
Energy - Alternate Sources	$1,446,848	Market Yield Analysis	Midpoint Yield Spread	7.01%	7.01%	7.01%	Decrease
			Reference Index Spread	4.13%	4.13%	4.13%	Decrease
Gas	401,188	Market Yield Analysis	Midpoint Yield Spread	5.79%	5.79%	5.79%	Decrease
			Reference Index Spread	3.72%	3.72%	3.72%	Decrease
Home Builders	6,474,985	Market Yield Analysis	Midpoint Yield Spread	3.76%	6.75%	5.21%	Decrease
			Reference Index Spread	4.12%	4.13%	4.12%	Decrease
Lodging	1,875,301	Market Yield Analysis	Midpoint Yield Spread	11.00%	11.00%	11.00%	Decrease
			Reference Index Spread	4.08%	4.08%	4.08%	Decrease
Oil & Gas	1,325,851	Market Yield Analysis	Midpoint Yield Spread	7.50%	7.50%	7.50%	Decrease
			Reference Index Spread	4.10%	4.10%	4.10%	Decrease
Real Estate	6,102,817 (a )	Market Yield Analysis	Midpoint Yield Spread	9.00%	11.38%	9.68%	Decrease
			Reference Index Spread	3.82%	4.11%	4.03%	Decrease
Telecommunications	12,000	Broker Quotations	Single-Source Quote	$7.50	$7.50	$7.50	Increase
Asset-Backed
Asset-Backed-Other	949,988 (b )	Discounted Cash Flow	Discount Rate	11.61%	11.95%	11.83%	Decrease
	3,473,673	Market Yield Analysis	Midpoint Yield Spread	3.58%	3.58%	3.58%	Decrease
			Reference Index Spread	4.15%	4.15%	4.15%	Decrease
Floating Rate Loans
Commercial Services	905,325	EV Coverage Analysis	EV/EBITDA Multiple	14.00x	14.00x	14.00x	Increase
			Loan/EV Coverage Ratio	0.50x	0.50x	0.50x	Increase
	296,859	Market Yield Analysis	Midpoint Yield Spread	6.25%	6.25%	6.25%	Decrease
			Reference Index Spread	3.72%	3.72%	3.72%	Decrease
Computers*	4,377,494	Market Yield Analysis	Midpoint Yield Spread	6.35%	8.63%	7.70%	Decrease
			Reference Index Spread	3.73%	4.92%	4.36%	Decrease
Cosmetics/Personal Care	176,072	Market Yield Analysis	Midpoint Yield Spread	6.00%	6.00%	6.00%	Decrease
			Reference Index Spread	3.77%	3.77%	3.77%	Decrease
Oil & Gas Services	1,604,000	Market Yield Analysis	Midpoint Yield Spread	6.00%	6.00%	6.00%	Decrease
			Reference Index Spread	3.72%	3.72%	3.72%	Decrease
Preferred Stock
Home Builders	2,611,575	Market Yield Analysis	Midpoint Yield Spread	5.24%	5.24%	5.24%	Decrease
			Reference Index Spread	4.17%	4.17%	4.17%	Decrease
IT Services	3,600,982	Comparable Company Analysis	EV/Revenue Multiple	11.76x	11.76x	11.76x	Increase
			Accrued Dividend/Share	$0.83	$0.83	$0.83	Increase
Oil & Gas	127,446	Option Pricing Method	Volatility Rate	43.00%	43.00%	43.00%	Increase
			Risk Free Rate	4.18%	4.18%	4.18%	Decrease
			EV/Revenue Multiple	3.10x	3.10x	3.10x	Increase
Software	91,721 (c)	Option Pricing Method	Volatility Rate	80.00%	80.00%	80.00%	Increase
			Risk Free Rate	4.15%	4.15%	4.15%	Decrease
Warrants
IT Services	373,621	Comparable Company Analysis	EV/Revenue Multiple	11.76x	11.76x	11.76x	Increase
Oil & Gas	36,197	Option Pricing Method	Volatility Rate	43.00%	43.00%	43.00%	Increase
			Risk Free Rate	4.18%	4.18%	4.18%	Decrease
			EV/Revenue Multiple	3.10x	3.10x	3.10x	Increase
* Market values are net of unfunded loan commitments.

(a)
For the year ended December 31, 2024, the valuation technique for investments amounting to $4,356,967 changed to a market yield analysis. The investments were previously valued utilizing a market transaction approach. The change was due to the consideration of the most recent financial information and market data that was available at the time the investments were valued.

(b)
For the year ended December 31, 2024, the valuation technique for investments amounting to $949,988 changed to a discounted cash flow approach. The investments were previously valued utilizing a market yield analysis approach. The change was due to the consideration of the most recent financial information and market data that was available at the time the investments were valued.

(c)
For the year ended December 31, 2024, the valuation technique for investments amounting to $91,721 changed to a option pricing method approach. The investments were previously valued utilizing a comparable company analysis approach. The change was due to the consideration of the most recent financial information and market data that was available at the time the investments were valued.

See accompanying notes to financial statements.
BHFTII-59

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Schedule of Investments as of December 31, 2024
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$3,028,889,936
Gross unrealized appreciation	20,191,541
Gross unrealized (depreciation)	(212,671,520)
Net unrealized appreciation (depreciation)	$(192,479,979)
See accompanying notes to financial statements.
BHFTII-60

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b) (c)	$2,837,020,459
Cash	1,200,249
Cash denominated in foreign currencies (d)	6,386,276
Cash collateral for centrally cleared swap contracts	10,042,000
OTC swap contracts at market value (e)	366,246
Unrealized appreciation on forward foreign currency exchange contracts	2,550,241
Receivable for:
Investments sold	8,977,045
TBA securities sold (f)	179,982,675
Fund shares sold	784,024
Principal paydowns	122,069
Dividends and interest	21,397,456
Interest on OTC swap contracts	122,171
Variation margin on centrally cleared swap contracts	102,910
Prepaid expenses	9,680
Total Assets	3,069,063,501
Liabilities
Written options at value (g)	2,651,623
TBA Forward sale commitments, at value	31,586,405
OTC swap contracts at market value (h)	805,049
Cash collateral for OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts	1,144,100
Unrealized depreciation on forward foreign currency exchange contracts	922,535
Collateral for securities loaned	14,896,836
Payable for:
Investments purchased	22,629,018
TBA securities purchased (f)	384,195,174
Fund shares redeemed	1,036,178
Variation margin on futures contracts	500,927
Interest on forward sales commitments	63,132
Interest on OTC swap contracts	116,782
Accrued Expenses:
Management fees	764,820
Distribution and service fees	97,674
Deferred trustees’ fees	210,669
Other expenses	675,500
Total Liabilities	462,296,422
Commitments and contingent liabilitites (i)	—
Net Assets	$2,606,767,079
Net Assets Consist of:
Paid in surplus	$3,125,872,052
Distributable earnings (Accumulated losses)	(519,104,973)
Net Assets	$2,606,767,079
Net Assets
Class A	$2,122,196,849
Class B	416,302,287
Class E	68,267,943
Capital Shares Outstanding*
Class A	23,622,729
Class B	4,740,517
Class E	768,364
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$89.84
Class B	87.82
Class E	88.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,018,088,966.
(b)	Investments at value is net of unfunded loan commitments of $1,375,949.
(c)	Includes securities loaned at value of $26,718,342.
(d)	Identified cost of cash denominated in foreign currencies was $6,476,614.
(e)	Net premium paid on OTC swap contracts was $121,911.
(f)	Included within TBA securities sold is $38,637,124 related to TBA forward sale commitments and included within TBA securities purchased is $6,418,242 related to TBA forward sale commitments.
(g)	Premiums received on written options were $2,942,027.
(h)	Net premium received on OTC swap contracts was $270,126.
(i)	See Note 7 of the Notes to Financial Statements.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$455,290
Interest (b)	140,208,544
Securities lending income	95,797
Total investment income	140,759,631
Expenses
Management fees	9,865,684
Administration fees	133,083
Custodian and accounting fees	670,122
Distribution and service fees—Class B	1,055,689
Distribution and service fees—Class E	107,113
Audit and tax services	141,828
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	140,332
Insurance	24,618
Miscellaneous	37,967
Total expenses	12,296,219
Less management fee waiver	(352,859)
Net expenses	11,943,360
Net Investment Income	128,816,271
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	(33,511,682)
Purchased options	(1,643,945)
Futures contracts	(3,351,166)
Written options	4,498,840
Swap contracts	(4,091,782)
Foreign currency transactions	(34,425)
Forward foreign currency transactions	5,246,553
Net realized gain (loss)	(32,887,607)
Net change in unrealized appreciation (depreciation) on:
Investments (d)	(46,386,029)
Purchased options	(2,576,758)
Futures contracts	(4,955,545)
Written options	1,031,194
Swap contracts	(880,651)
Foreign currency transactions	(292,451)
Forward foreign currency transactions	2,083,646
Net change in unrealized appreciation (depreciation)	(51,976,594)
Net realized and unrealized gain (loss)	(84,864,201)
Net Increase (Decrease) in Net Assets From Operations	$43,952,070

(a)	Net of foreign withholding taxes of $610.
(b)	Net of foreign withholding taxes of $11,643.
(c)	Net of foreign capital gains tax of $5,267.
(d)	Includes change in foreign capital gains tax of $7,325.
See accompanying notes to financial statements.
BHFTII-61

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$128,816,271	$109,462,655
Net realized gain (loss)	(32,887,607)	(100,485,808)
Net change in unrealized appreciation (depreciation)	(51,976,594)	146,753,955
Increase (decrease) in net assets from operations	43,952,070	155,730,802
From Distributions to Shareholders
Class A	(94,630,886)	(72,850,562)
Class B	(16,624,288)	(11,997,790)
Class E	(2,836,129)	(2,239,363)
Total distributions	(114,091,303)	(87,087,715)
Increase (decrease) in net assets from capital share transactions	(134,420,073)	(98,659,860)
Total increase (decrease) in net assets	(204,559,306)	(30,016,773)
Net Assets
Beginning of period	2,811,326,385	2,841,343,158
End of period	$2,606,767,079	$2,811,326,385

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	763,276	$69,507,785	462,273	$42,101,151
Reinvestments	1,070,364	94,630,886	814,883	72,850,562
Redemptions	(3,292,859)	(298,923,522)	(2,356,487)	(211,363,083)
Net increase (decrease)	(1,459,219)	$(134,784,851)	(1,079,331)	$(96,411,370)
Class B
Sales	459,097	$40,851,289	417,169	$36,754,794
Reinvestments	192,099	16,624,288	136,977	11,997,790
Redemptions	(592,974)	(52,798,714)	(529,916)	(46,635,838)
Net increase (decrease)	58,222	$4,676,863	24,230	$2,116,746
Class E
Sales	57,413	$5,161,230	56,223	$5,010,538
Reinvestments	32,409	2,836,129	25,298	2,239,363
Redemptions	(136,749)	(12,309,444)	(129,944)	(11,615,137)
Net increase (decrease)	(46,927)	$(4,312,085)	(48,423)	$(4,365,236)
Increase (decrease) derived from capital shares transactions		$(134,420,073)		$(98,659,860)
See accompanying notes to financial statements.
BHFTII-62

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$92.27	$89.99	$108.15	$113.91	$108.84
Income (Loss) from Investment Operations
Net investment income (loss) (a)	4.24	3.55	2.45	2.04	2.67
Net realized and unrealized gain (loss)	(2.92)	1.61	(17.68)	(2.58)	6.54
Total income (loss) from investment operations	1.32	5.16	(15.23)	(0.54)	9.21
Less Distributions
Distributions from net investment income	(3.75)	(2.88)	(2.81)	(3.05)	(4.14)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(2.17)	0.00
Total distributions	(3.75)	(2.88)	(2.93)	(5.22)	(4.14)
Net Asset Value, End of Period	$89.84	$92.27	$89.99	$108.15	$113.91
Total Return (%) (b)	1.51	5.84	(14.15)	(0.43)	8.60
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.40	0.39	0.37	0.39
Gross ratio of expenses to average net assets excluding interest expense (%)	0.40	0.40	0.39	0.37	0.39
Net ratio of expenses to average net assets (%) (c)	0.39	0.39	0.38	0.37	0.39
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.39	0.39	0.38	0.37	0.39
Ratio of net investment income (loss) to average net assets (%)	4.66	3.93	2.55	1.86	2.40
Portfolio turnover rate (%)	455 (d)	435 (d)	376 (d)	486 (d)	437 (d)
Net assets, end of period (in millions)	$2,122.2	$2,314.2	$2,354.2	$3,024.7	$2,797.7

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$90.28	$88.08	$105.87	$111.65	$106.74
Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.93	3.26	2.16	1.73	2.34
Net realized and unrealized gain (loss)	(2.86)	1.57	(17.30)	(2.54)	6.42
Total income (loss) from investment operations	1.07	4.83	(15.14)	(0.81)	8.76
Less Distributions
Distributions from net investment income	(3.53)	(2.63)	(2.53)	(2.80)	(3.85)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(2.17)	0.00
Total distributions	(3.53)	(2.63)	(2.65)	(4.97)	(3.85)
Net Asset Value, End of Period	$87.82	$90.28	$88.08	$105.87	$111.65
Total Return (%) (b)	1.24	5.59	(14.36)	(0.69)	8.34
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.64	0.62	0.64
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	0.65	0.64	0.62	0.64
Net ratio of expenses to average net assets (%) (c)	0.64	0.64	0.63	0.62	0.64
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.64	0.64	0.63	0.62	0.64
Ratio of net investment income (loss) to average net assets (%)	4.42	3.69	2.30	1.61	2.14
Portfolio turnover rate (%)	455 (d)	435 (d)	376 (d)	486 (d)	437 (d)
Net assets, end of period (in millions)	$416.3	$422.7	$410.3	$539.9	$516.4
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-63

Brighthouse Funds Trust II
BlackRock Bond Income Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$91.28	$89.04	$107.01	$112.78	$107.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	4.06	3.38	2.28	1.86	2.48
Net realized and unrealized gain (loss)	(2.88)	1.58	(17.48)	(2.57)	6.48
Total income (loss) from investment operations	1.18	4.96	(15.20)	(0.71)	8.96
Less Distributions
Distributions from net investment income	(3.61)	(2.72)	(2.65)	(2.89)	(3.96)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(2.17)	0.00
Total distributions	(3.61)	(2.72)	(2.77)	(5.06)	(3.96)
Net Asset Value, End of Period	$88.85	$91.28	$89.04	$107.01	$112.78
Total Return (%) (b)	1.35	5.68	(14.27)	(0.60)	8.44
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.54	0.52	0.54
Gross ratio of expenses to average net assets excluding interest expense (%)	0.55	0.55	0.54	0.52	0.54
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.53	0.52	0.54
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.54	0.54	0.53	0.52	0.54
Ratio of net investment income (loss) to average net assets (%)	4.51	3.78	2.40	1.71	2.25
Portfolio turnover rate (%)	455 (d)	435 (d)	376 (d)	486 (d)	437 (d)
Net assets, end of period (in millions)	$68.3	$74.4	$76.9	$100.2	$93.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 181%, 130%, 64%, 82%, and 93% for the years ended December 31, 2024 through 2020 respectively.

See accompanying notes to financial statements.
BHFTII-64

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.7%
TransDigm Group, Inc.	24,038	$30,462,877
Automobiles — 3.7%
Ferrari NV (a)	47,212	20,057,546
Tesla, Inc. (b)	113,314	45,760,726
		65,818,272
Broadline Retail — 10.4%
Amazon.com, Inc. (b)	855,839	187,762,518
Building Products — 0.6%
Trane Technologies PLC	30,686	11,333,874
Capital Markets — 2.3%
Blackstone, Inc. (a)	131,049	22,595,469
S&P Global, Inc.	36,373	18,114,845
		40,710,314
Chemicals — 1.2%
Sherwin-Williams Co.	62,587	21,275,199
Commercial Services & Supplies — 1.2%
Copart, Inc. (a) (b)	390,339	22,401,555
Electrical Equipment — 1.4%
Vertiv Holdings Co. - Class A	226,209	25,699,604
Entertainment — 3.0%
Netflix, Inc. (b)	61,001	54,371,411
Financial Services — 4.9%
Mastercard, Inc. - Class A	35,548	18,718,510
Visa, Inc. - Class A	218,561	69,074,019
		87,792,529
Ground Transportation — 0.7%
Old Dominion Freight Line, Inc.	74,119	13,074,592
Health Care Equipment & Supplies — 3.7%
Align Technology, Inc. (b)	69,399	14,470,386
Boston Scientific Corp. (b)	190,442	17,010,279
Intuitive Surgical, Inc. (b)	65,951	34,423,784
		65,904,449
Hotels, Restaurants & Leisure — 0.9%
Hilton Worldwide Holdings, Inc.	67,375	16,652,405
Interactive Media & Services — 9.6%
Alphabet, Inc. - Class A	339,522	64,271,515
Meta Platforms, Inc. - Class A	184,105	107,795,318
		172,066,833
IT Services — 1.4%
MongoDB, Inc. (b)	28,793	6,703,298
Shopify, Inc. - Class A (b)	181,700	19,320,161
		26,023,459
Security Description	Shares/ Principal Amount*	Value
Life Sciences Tools & Services — 1.0%
Danaher Corp.	75,680	$17,372,344
Media — 0.7%
Trade Desk, Inc. - Class A (b)	114,708	13,481,631
Pharmaceuticals — 3.4%
Eli Lilly & Co.	78,601	60,679,972
Real Estate Management & Development — 0.9%
CoStar Group, Inc. (a) (b)	234,079	16,757,716
Semiconductors & Semiconductor Equipment — 20.5%
ASML Holding NV	32,296	22,383,711
Broadcom, Inc.	437,551	101,441,824
NVIDIA Corp.	1,707,814	229,342,342
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	77,514	15,308,240
		368,476,117
Software — 17.5%
AppLovin Corp. - Class A (b)	55,076	17,835,261
Cadence Design Systems, Inc. (b)	160,546	48,237,651
Intuit, Inc.	65,591	41,223,944
Microsoft Corp.	420,921	177,418,201
Salesforce, Inc.	92,293	30,856,319
		315,571,376
Technology Hardware, Storage & Peripherals — 8.8%
Apple, Inc.	635,187	159,063,529
Total Common Stocks (Cost $966,952,642)		1,792,752,576

Preferred Stocks—0.5%
Interactive Media & Services — 0.5%
Bytedance Ltd. - Series E-1 † (b) (c) (d) (Cost $5,371,984)	49,026	8,858,998

Short-Term Investments—0.1%
Repurchase Agreement—0.1%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $1,999,080; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $2,038,725	1,998,719	1,998,719
Total Short-Term Investments (Cost $1,998,719)		1,998,719
Total Investments—100.1% (Cost $974,323,345)		1,803,610,293
Other assets and liabilities (net)—(0.1)%		(2,426,435)
Net Assets—100.0%		$1,801,183,858

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal
See accompanying notes to financial statements.
BHFTII-65

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2024

restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2024, the market value of restricted securities was $8,858,998, which is 0.5% of net assets. See  details shown in the Restricted Securities table that follows.

(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $34,676,713 and the collateral received consisted of non-cash collateral with a value of $35,745,055. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the
Statement of Assets and Liabilities.

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.5% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance Ltd. - Series E-1	12/10/20	49,026	$5,371,984	$8,858,998
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$460,697,602	$0	$790,973,190
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,792,752,576	$—	$—	$1,792,752,576
Total Preferred Stocks*	—	—	8,858,998	8,858,998
Total Short-Term Investments*	—	1,998,719	—	1,998,719
Total Investments	$1,792,752,576	$1,998,719	$8,858,998	$1,803,610,293

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$974,345,631
Gross unrealized appreciation	847,918,338
Gross unrealized (depreciation)	(18,653,676)
Net unrealized appreciation (depreciation)	$829,264,662
See accompanying notes to financial statements.
BHFTII-66

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,803,610,293
Cash	28,116
Receivable for:
Fund shares sold	214,809
Dividends and interest	51,765
Prepaid expenses	6,108
Total Assets	1,803,911,091
Liabilities
Payable for:
Fund shares redeemed	1,388,709
Accrued Expenses:
Management fees	836,182
Distribution and service fees	78,035
Deferred trustees’ fees	212,537
Other expenses	211,770
Total Liabilities	2,727,233
Net Assets	$1,801,183,858
Net Assets Consist of:
Paid in surplus	$732,292,271
Distributable earnings (Accumulated losses)	1,068,891,587
Net Assets	$1,801,183,858
Net Assets
Class A	$1,423,514,468
Class B	324,952,129
Class E	52,717,261
Capital Shares Outstanding*
Class A	31,561,594
Class B	8,098,761
Class E	1,238,137
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$45.10
Class B	40.12
Class E	42.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $974,323,345.
(b)	Includes securities loaned at value of $34,676,713.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$8,323,406
Interest	65,290
Securities lending income	45,692
Total investment income	8,434,388
Expenses
Management fees	12,260,611
Administration fees	82,528
Custodian and accounting fees	77,190
Distribution and service fees—Class B	771,124
Distribution and service fees—Class E	75,314
Audit and tax services	50,508
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	96,037
Insurance	14,567
Miscellaneous	19,491
Total expenses	13,567,154
Less management fee waiver	(2,876,074)
Net expenses	10,691,080
Net Investment Loss	(2,256,692)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	244,380,578
Foreign currency transactions	(7,253)
Net realized gain (loss)	244,373,325
Net change in unrealized appreciation (depreciation) on:
Investments	246,089,831
Foreign currency transactions	(2,328)
Net change in unrealized appreciation (depreciation)	246,087,503
Net realized and unrealized gain (loss)	490,460,828
Net Increase (Decrease) in Net Assets From Operations	$488,204,136

(a)	Net of foreign withholding taxes of $117,918.
See accompanying notes to financial statements.
BHFTII-67

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,256,692)	$1,247,582
Net realized gain (loss)	244,373,325	105,142,983
Net change in unrealized appreciation (depreciation)	246,087,503	500,031,855
Increase (decrease) in net assets from operations	488,204,136	606,422,420
From Distributions to Shareholders
Class A	(83,194,998)	(24,750,989)
Class B	(20,073,538)	(5,413,650)
Class E	(3,116,139)	(781,635)
Total distributions	(106,384,675)	(30,946,274)
Increase (decrease) in net assets from capital share transactions	(222,605,846)	(247,151,205)
Total increase (decrease) in net assets	159,213,615	328,324,941
Net Assets
Beginning of period	1,641,970,243	1,313,645,302
End of period	$1,801,183,858	$1,641,970,243

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	756,828	$30,668,090	704,723	$21,495,617
Reinvestments	1,995,562	83,194,998	777,355	24,750,989
Redemptions	(7,632,190)	(318,785,834)	(8,261,069)	(260,161,256)
Net increase (decrease)	(4,879,800)	$(204,922,746)	(6,778,991)	$(213,914,650)
Class B
Sales	771,180	$28,467,047	567,948	$15,974,499
Reinvestments	540,483	20,073,538	189,222	5,413,650
Redemptions	(1,732,625)	(64,339,216)	(1,874,754)	(52,470,571)
Net increase (decrease)	(420,962)	$(15,798,631)	(1,117,584)	$(31,082,422)
Class E
Sales	174,713	$6,814,030	186,039	$5,487,594
Reinvestments	79,110	3,116,139	25,882	781,635
Redemptions	(300,992)	(11,814,638)	(286,171)	(8,423,362)
Net increase (decrease)	(47,169)	$(1,884,469)	(74,250)	$(2,154,133)
Increase (decrease) derived from capital shares transactions		$(222,605,846)		$(247,151,205)
See accompanying notes to financial statements.
BHFTII-68

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$36.24	$24.69	$56.20	$53.39	$43.16
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.04	0.03	(0.09)	(0.07)
Net realized and unrealized gain (loss)	11.41	12.12	(20.40)	10.57	16.02
Total income (loss) from investment operations	11.38	12.16	(20.37)	10.48	15.95
Less Distributions
Distributions from net investment income	(0.03)	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(2.49)	(0.60)	(11.14)	(7.67)	(5.72)
Total distributions	(2.52)	(0.61)	(11.14)	(7.67)	(5.72)
Net Asset Value, End of Period	$45.10	$36.24	$24.69	$56.20	$53.39
Total Return (%) (b)	31.99	49.61	(37.61)	21.20	40.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.73	0.71	0.72
Net ratio of expenses to average net assets (%) (c)	0.56	0.58	0.63	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	(0.08)	0.13	0.08	(0.17)	(0.14)
Portfolio turnover rate (%)	26	22	65	41	37
Net assets, end of period (in millions)	$1,423.5	$1,320.7	$1,067.3	$1,703.3	$1,651.2

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$32.52	$22.25	$52.39	$50.37	$41.11
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)	(0.03)	(0.05)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	10.21	10.90	(18.95)	9.91	15.15
Total income (loss) from investment operations	10.09	10.87	(19.00)	9.69	14.98
Less Distributions
Distributions from net realized capital gains	(2.49)	(0.60)	(11.14)	(7.67)	(5.72)
Total distributions	(2.49)	(0.60)	(11.14)	(7.67)	(5.72)
Net Asset Value, End of Period	$40.12	$32.52	$22.25	$52.39	$50.37
Total Return (%) (b)	31.65	49.23	(37.75)	20.88	40.31
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.98	0.96	0.97
Net ratio of expenses to average net assets (%) (c)	0.81	0.83	0.88	0.87	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.12)	(0.17)	(0.42)	(0.39)
Portfolio turnover rate (%)	26	22	65	41	37
Net assets, end of period (in millions)	$325.0	$277.1	$214.5	$336.4	$294.1
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-69

Brighthouse Funds Trust II
BlackRock Capital Appreciation Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$34.35	$23.46	$54.28	$51.88	$42.15
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.01)	(0.02)	(0.17)	(0.13)
Net realized and unrealized gain (loss)	10.81	11.50	(19.66)	10.24	15.58
Total income (loss) from investment operations	10.72	11.49	(19.68)	10.07	15.45
Less Distributions
Distributions from net realized capital gains	(2.49)	(0.60)	(11.14)	(7.67)	(5.72)
Total distributions	(2.49)	(0.60)	(11.14)	(7.67)	(5.72)
Net Asset Value, End of Period	$42.58	$34.35	$23.46	$54.28	$51.88
Total Return (%) (b)	31.81	49.33	(37.68)	21.02	40.44
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.88	0.86	0.87
Net ratio of expenses to average net assets (%) (c)	0.71	0.73	0.78	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.02)	(0.07)	(0.32)	(0.29)
Portfolio turnover rate (%)	26	22	65	41	37
Net assets, end of period (in millions)	$52.7	$44.2	$31.9	$55.7	$52.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-70

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—99.9% of Net Assets

Security Description	Principal Amount*	Value

Certificate of Deposit—19.4%
Bank of America NA
4.540%, 07/10/25	2,000,000	$2,000,071
4.590%, 05/05/25	4,000,000	4,001,587
5.220%, 02/06/25	4,597,000	4,599,824
Bank of Montreal
4.560%, 11/10/25	2,000,000	2,000,441
4.750%, SOFR + 0.380%, 11/13/25 (a)	2,000,000	2,000,474
5.500%, 06/11/25	1,000,000	1,003,959
Canadian Imperial Bank of Commerce
4.500%, 10/09/25	2,000,000	1,997,104
4.630%, SOFR + 0.260%, 06/04/25 (a)	3,000,000	3,000,495
4.720%, SOFR + 0.350%, 09/23/25 (a)	2,000,000	2,000,851
4.750%, SOFR + 0.380%, 12/22/25 (a)	3,000,000	3,000,511
5.170%, 02/07/25	4,000,000	4,002,271
Citibank NA
4.640%, SOFR + 0.270%, 06/20/25 (a)	1,000,000	999,998
Cooperatieve Rabobank UA
5.170%, 06/24/25	2,500,000	2,507,491
5.270%, 02/05/25	2,700,000	2,701,700
Credit Industriel et Commercial
5.500%, 05/12/25	2,000,000	2,006,274
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
4.500%, 06/11/25	1,000,000	1,000,216
HSBC Bank USA NA
4.720%, SOFR + 0.350%, 05/16/25 (a)	5,000,000	5,002,715
Mizuho Bank Ltd.
4.640%, 05/13/25	4,500,000	4,501,698
4.680%, SOFR + 0.220%, 04/09/25 (a)	3,250,000	3,249,872
4.690%, SOFR + 0.230%, 05/01/25 (a)	4,000,000	4,000,265
MUFG Bank Ltd.
4.350%, 01/06/25	3,000,000	2,999,986
4.500%, 06/16/25	4,000,000	3,999,974
4.610%, SOFR + 0.240%, 02/20/25 (a)	3,000,000	3,000,547
4.620%, SOFR + 0.250%, 06/20/25 (a)	3,000,000	2,999,280
Royal Bank of Canada
4.440%, 12/12/25	4,000,000	3,999,187
4.500%, 10/07/25	1,000,000	999,955
State Street Bank & Trust Co.
4.780%, SOFR + 0.320%, 11/12/25 (a)	3,000,000	3,000,494
Sumitomo Mitsui Banking Corp.
4.540%, 06/17/25	4,000,000	4,000,744
4.680%, SOFR + 0.220%, 04/09/25 (a)	4,000,000	4,000,085
4.680%, SOFR + 0.220%, 04/16/25 (a)	2,000,000	1,999,989
4.690%, SOFR + 0.230%, 03/05/25 (a)	4,000,000	4,000,598
4.690%, SOFR + 0.230%, 05/12/25 (a)	5,000,000	4,999,747
4.700%, SOFR + 0.240%, 02/05/25 (a)	4,000,000	4,000,417
4.710%, SOFR + 0.250%, 06/11/25 (a)	4,000,000	3,999,776
Sumitomo Mitsui Trust Bank Ltd.
4.680%, SOFR + 0.220%, 04/21/25 (a)	3,000,000	3,000,331
4.680%, SOFR + 0.220%, 04/23/25 (a)	3,000,000	3,000,326
4.690%, SOFR + 0.230%, 06/02/25 (a)	4,000,000	4,000,260
5.210%, 02/05/25	4,000,000	4,002,793
Svenska Handelsbanken AB
4.620%, SOFR + 0.250%, 07/10/25 (a)	4,000,000	4,000,474
4.640%, SOFR + 0.270%, 02/05/25 (a)	3,000,000	3,000,548
Security Description	Principal Amount*	Value
Certificate of Deposit—(Continued)
Swedbank AB
5.340%, 04/09/25	2,000,000	$2,004,080
Toronto-Dominion Bank
4.500%, 10/07/25	1,000,000	999,702
4.720%, SOFR + 0.350%, 09/22/25 (a)	2,000,000	2,000,599
5.100%, 08/25/25	3,000,000	3,009,774
5.330%, 03/18/25	2,865,000	2,868,915
Wells Fargo Bank NA
5.180%, 02/07/25	4,000,000	4,002,405
Westpac Banking Corp.
4.650%, SOFR + 0.280%, 10/20/25 (a)	4,000,000	3,999,993
4.710%, SOFR + 0.250%, 07/10/25 (a)	3,000,000	3,000,356
4.760%, SOFR + 0.300%, 01/31/25 (a)	1,000,000	1,000,169
5.400%, 06/06/25	3,500,000	3,511,743
		150,981,064
Commercial Paper—55.4%
ABN AMRO Funding USA LLC
4.895%, 04/21/25 (144A) (b)	2,000,000	1,972,336
Accenture Capital, Inc.
4.312%, 01/13/25 (144A) (b)	5,000,000	4,992,172
Albion Capital Corp. SA/Albion Capital LLC
4.652%, 02/20/25 (144A) (b)	3,000,000	2,980,986
Alinghi Funding Co. LLC
4.566%, 04/03/25 (144A) (b)	5,000,000	4,942,392
4.617%, 04/03/25 (144A) (b)	7,300,000	7,215,892
ANZ New Zealand International Ltd.
5.105%, 02/28/25 (144A) (b)	2,500,000	2,482,204
Aquitaine Funding Co. LLC
3.737%, 01/06/25 (144A) (b)	2,000,000	1,998,531
4.522%, 01/15/25 (144A) (b)	4,000,000	3,992,593
4.691%, 03/12/25 (144A) (b)	9,000,000	8,919,462
4.695%, 02/03/25 (144A) (b)	3,000,000	2,986,905
Australia & New Zealand Banking Group Ltd.
4.092%, 01/06/25 (144A) (b)	4,000,000	3,997,121
4.622%, 11/25/25 (144A) (b)	3,000,000	2,881,910
4.750%, SOFR + 0.260%, 08/21/25 (144A) (a)	3,000,000	2,999,567
Bank of Montreal
4.463%, 01/21/25 (144A) (b)	4,000,000	3,989,817
5.199%, 03/31/25 (144A) (b)	2,100,000	2,077,058
Bank of New York Mellon
4.720%, SOFR + 0.350%, 05/09/25 (144A) (a)	2,000,000	2,001,343
Bedford Row Funding Corp.
3.783%, 01/07/25 (b)	6,000,000	5,994,902
BNG Bank NV
4.709%, 01/31/25 (144A) (b)	2,000,000	1,992,528
BPCE SA
4.740%, SOFR + 0.250%, 03/03/25 (144A) (a)	2,000,000	2,000,371
4.898%, 03/03/25 (144A) (b)	2,000,000	1,984,771
Britannia Funding Co. LLC
4.981%, 02/12/25 (144A) (b)	5,000,000	4,973,193
Canadian Imperial Bank of Commerce
4.511%, 01/31/25 (144A) (b)	10,000,000	9,962,317
Cancara Asset Securitisation LLC
4.903%, 02/10/25 (144A) (b)	2,000,000	1,989,847
See accompanying notes to financial statements.
BHFTII-71

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—(Continued)
Security Description	Principal Amount*	Value
Commercial Paper—(Continued)
Cargill, Inc.
4.226%, 01/17/25 (144A) (b)	4,000,000	$3,991,758
CDP Financial, Inc.
5.130%, 04/28/25 (144A) (b)	4,000,000	3,942,031
Charta LLC
4.574%, 02/06/25 (144A) (b)	4,500,000	4,479,348
Chesham Finance Ltd./Chesham Finance LLC
2.216%, 01/02/25 (144A) (b)	20,000,000	19,995,118
3.686%, 01/06/25 (144A) (b)	5,000,000	4,996,354
Cisco Systems, Inc.
4.506%, 05/08/25 (144A) (b)	5,000,000	4,922,050
Citigroup Global Markets, Inc.
4.665%, 05/23/25 (144A) (b)	5,000,000	4,911,876
Columbia Funding Co. LLC
4.557%, 03/26/25 (144A) (b)	4,500,000	4,452,329
4.632%, 03/07/25 (144A) (b)	6,000,000	5,950,786
5.049%, 01/16/25 (144A) (b)	9,000,000	8,982,371
Commonwealth Bank of Australia
4.690%, SOFR + 0.200%, 01/21/25 (144A) (a)	4,000,000	4,000,276
4.790%, SOFR + 0.300%, 01/31/25 (144A) (a)	2,000,000	2,000,341
Compass Group PLC
4.498%, 03/20/25 (144A) (b)	7,000,000	6,931,868
Concord Minutemen Capital Co. LLC
4.650%, 04/14/25 (144A) (b)	5,000,000	4,934,557
Constellation Funding Co. LLC
4.884%, 06/04/25 (144A) (b)	2,300,000	2,254,249
Dexia SA
4.462%, 04/02/25 (144A) (b)	3,000,000	2,965,597
4.730%, 03/11/25 (144A) (b)	3,000,000	2,974,120
DNB Bank ASA
4.528%, 11/05/25 (144A) (b)	2,500,000	2,408,661
4.601%, 04/17/25 (144A) (b)	3,000,000	2,961,406
4.770%, 01/22/25 (144A) (b)	2,000,000	1,994,770
5.065%, 02/24/25 (144A) (b)	3,000,000	2,980,246
5.201%, 04/01/25 (144A) (b)	3,000,000	2,967,072
Endeavour Funding Co. LLC
4.948%, 02/04/25 (144A) (b)	2,500,000	2,489,127
5.147%, 02/04/25 (144A) (b)	4,000,000	3,982,604
Equinor ASA
4.285%, 01/16/25 (144A) (b)	8,000,000	7,984,449
HQLA Funding LLC
4.385%, 01/10/25 (144A) (b)	4,000,000	3,995,075
HSBC Bank PLC
4.650%, SOFR + 0.280%, 07/16/25 (144A) (a)	3,000,000	3,000,342
ING U.S. Funding LLC
4.613%, 06/20/25 (b)	5,000,000	4,895,429
4.630%, SOFR + 0.260%, 06/05/25 (144A) (a)	3,000,000	3,000,493
4.730%, SOFR + 0.360%, 10/24/25 (144A) (a)	3,600,000	3,601,540
5.130%, 02/18/25 (144A) (b)	5,000,000	4,969,901
Ionic Funding LLC
4.679%, 03/05/25 (b)	8,000,000	7,936,123
John Deere Financial, Inc.
4.349%, 01/13/25 (144A) (b)	6,000,000	5,990,612
Landesbank Baden-Wuerttemberg
2.200%, 01/02/25 (b)	5,000,000	4,998,791
Security Description	Principal Amount*	Value
Commercial Paper—(Continued)
Liberty Street Funding LLC
4.507%, 01/06/25 (144A) (b)	3,000,000	$2,997,812
Lion Bay Funding LLC
2.206%, 01/02/25 (144A) (b)	3,500,000	3,499,170
Lloyds Bank PLC
4.556%, 10/29/25 (144A) (b)	2,000,000	1,926,454
4.720%, SOFR + 0.350%, 02/14/25 (144A) (a)	3,000,000	3,000,683
LMA-Americas LLC
4.700%, 02/12/25 (144A) (b)	2,000,000	1,989,301
4.895%, 02/27/25 (144A) (b)	2,000,000	1,985,592
Mackinac Funding Co. LLC
4.349%, 01/07/25 (144A) (b)	4,000,000	3,996,593
5.049%, 01/16/25 (144A) (b)	3,500,000	3,493,137
Macquarie Bank Ltd.
4.610%, SOFR + 0.240%, 06/20/25 (144A) (a)	5,000,000	4,999,026
4.640%, SOFR + 0.270%, 02/18/25 (144A) (a)	2,000,000	2,000,384
4.650%, SOFR + 0.280%, 03/03/25 (144A) (a)	2,000,000	2,000,421
4.651%, 11/19/25 (144A) (b)	3,000,000	2,881,810
4.740%, SOFR + 0.370%, 08/15/25 (144A) (a)	2,000,000	2,000,744
4.875%, 01/13/25 (144A) (b)	3,000,000	2,995,238
5.031%, 02/07/25 (144A) (b)	3,000,000	2,985,923
5.112%, 03/03/25 (144A) (b)	2,000,000	1,984,571
5.133%, 01/21/25 (144A) (b)	3,067,000	3,059,098
National Bank of Canada
5.137%, 04/16/25 (144A) (b)	4,000,000	3,947,361
National Securities Clearing Corp.
5.035%, 01/31/25 (144A) (b)	2,500,000	2,490,569
Nationwide Building Society
2.299%, 01/02/25 (144A) (b)	10,000,000	9,997,593
Natixis SA
4.625%, 03/03/25 (b)	8,000,000	7,938,843
Novartis Finance Corp.
3.975%, 01/07/25 (144A) (b)	4,500,000	4,496,229
Old Line Funding LLC
5.138%, 02/14/25 (144A) (b)	2,500,000	2,486,000
Oversea-Chinese Banking Corp. Ltd.
4.690%, SOFR + 0.200%, 01/21/25 (144A) (a)	5,000,000	5,000,267
Paradelle Funding LLC
5.132%, 07/16/25 (144A) (b)	3,000,000	2,927,389
5.359%, 06/06/25 (144A) (b)	4,500,000	4,412,865
Podium Funding Trust
4.477%, 04/16/25 (b)	4,000,000	3,947,605
5.221%, 02/03/25 (b)	3,000,000	2,987,490
Province of Alberta
4.377%, 02/03/25 (144A) (b)	12,000,000	11,950,753
Province of British Columbia
4.603%, 05/12/25 (b)	4,000,000	3,935,643
4.618%, 05/30/25 (b)	2,000,000	1,963,583
4.634%, 07/03/25 (b)	4,500,000	4,400,450
Ranger Funding Co. LLC
4.893%, 03/11/25 (144A) (b)	2,000,000	1,981,388
Ridgefield Funding Co. LLC
4.843%, 02/10/25 (144A) (b)	4,000,000	3,979,694
Royal Bank of Canada
4.567%, 11/07/25 (144A) (b)	2,500,000	2,407,238
4.576%, 11/03/25 (144A) (b)	2,000,000	1,926,752
See accompanying notes to financial statements.
BHFTII-72

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—(Continued)
Security Description	Principal Amount*	Value
Commercial Paper—(Continued)
Royal Bank of Canada
4.620%, SOFR + 0.250%, 02/18/25 (144A) (a)	3,000,000	$3,000,333
5.088%, 04/09/25 (144A) (b)	2,720,000	2,687,013
Ste Transcore Holdings, Inc.
4.040%, 01/08/25 (144A) (b)	9,000,000	8,991,237
Svenska Handelsbanken AB
4.630%, SOFR + 0.260%, 07/18/25 (144A) (a)	3,000,000	3,000,446
Swedbank AB
4.580%, SOFR + 0.210%, 03/17/25 (144A) (a)	5,000,000	5,000,917
4.640%, SOFR + 0.270%, 07/03/25 (144A) (a)	4,000,000	4,001,931
4.640%, SOFR + 0.270%, 07/16/25 (144A) (a)	2,000,000	2,000,838
UBS AG
4.961%, SOFR + 0.400%, 08/06/25 (144A) (a)	3,000,000	3,002,961
Versailles Commercial Paper LLC
4.669%, 04/03/25 (144A) (b)	5,000,000	4,941,307
Washington Morgan Capital Co. LLC
4.987%, 02/14/25 (144A) (b)	4,000,000	3,977,850
5.017%, 02/14/25 (144A) (b)	5,000,000	4,972,313
Westpac Securities NZ Ltd.
5.348%, 05/16/25 (144A) (b)	2,500,000	2,458,073
		431,178,776
Repurchase Agreements—23.0%
BofA Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25, with a maturity value of $84,821,012; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% -7.360%, with maturity dates ranging from 05/12/25 - 11/20/74, and an aggregate market value of $85,844,399	84,800,000	84,800,000
JPMorgan Securities LLC
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25, with a maturity value of $80,019,822; collateralized by U.S. Government Agency Obligations with rates ranging from 2.000% -7.500%, with maturity dates ranging from 06/20/25 - 20/12/63, and an aggregate market value of $81,193,461	80,000,000	80,000,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/24 at 4.480%, due on 01/02/25, with a maturity value of $14,103,509; collateralized by U.S. Government Agency Obligations at 5.500%, maturing 01/09/54, with a market value of $14,434,691	14,100,000	14,100,000
		178,900,000
Security Description	Principal Amount*	Value
U.S. Treasury—0.7%
U.S. Treasury Bills
4.291%, 10/30/25 (b)	3,000,000	$2,899,686
4.796%, 02/20/25 (b)	3,000,000	2,982,946
		5,882,632
Time Deposit—1.4%
Royal Bank of Canada
4.350%, 01/02/25	11,000,000	11,000,000
Total Short-Term Investments (Cost $777,749,527)		777,942,472
Total Investments—99.9% (Cost $777,749,527)		777,942,472
Other assets and liabilities (net)—0.1%		527,123
Net Assets—100.0%		$778,469,595

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	The rate shown represents current yield to maturity.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$382,179,917, which is 49.1% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$0	$0	$3,850,000
See accompanying notes to financial statements.
BHFTII-73

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investments*	$—	$777,942,472	$—	$777,942,472
Total Investments	$—	$777,942,472	$—	$777,942,472

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$777,749,529
Gross unrealized appreciation	213,594
Gross unrealized (depreciation)	(20,651)
Net unrealized appreciation (depreciation)	$192,943
See accompanying notes to financial statements.
BHFTII-74

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a)	$599,042,472
Repurchase Agreements at value which equals cost	178,900,000
Cash	29,386
Receivable for:
Fund shares sold	168,061
Interest	1,995,881
Prepaid expenses	2,733
Total Assets	780,138,533
Liabilities
Payable for:
Fund shares redeemed	1,016,971
Accrued Expenses:
Management fees	217,267
Distribution and service fees	86,523
Deferred trustees’ fees	210,663
Other expenses	137,514
Total Liabilities	1,668,938
Net Assets	$778,469,595
Net Assets Consist of:
Paid in surplus	$740,384,928
Distributable earnings (Accumulated losses)	38,084,667
Net Assets	$778,469,595
Net Assets
Class A	$350,521,345
Class B	359,524,361
Class E	68,423,889
Capital Shares Outstanding*
Class A	3,383,835
Class B	3,482,618
Class E	661,573
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$103.59
Class B	103.23
Class E	103.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $598,849,527.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Interest	$42,172,292
Total investment income	42,172,292
Expenses
Management fees	2,763,525
Administration fees	47,178
Custodian and accounting fees	46,676
Distribution and service fees—Class B	935,629
Distribution and service fees—Class E	108,324
Audit and tax services	45,795
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	70,187
Insurance	7,398
Miscellaneous	20,453
Total expenses	4,164,949
Less management fee waiver	(197,395)
Net expenses	3,967,554
Net Investment Income	38,204,738
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,759
Net change in unrealized appreciation (depreciation) on investments	(40,660)
Net realized and unrealized gain (loss)	(38,901)
Net Increase (Decrease) in Net Assets From Operations	$38,165,837
See accompanying notes to financial statements.
BHFTII-75

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$38,204,738	$44,853,807
Net realized gain (loss)	1,759	13,558
Net change in unrealized appreciation (depreciation)	(40,660)	400,602
Increase (decrease) in net assets from operations	38,165,837	45,267,967
From Distributions to Shareholders
Class A	(19,861,426)	(7,042,474)
Class B	(20,849,461)	(5,670,280)
Class E	(4,171,572)	(1,148,518)
Total distributions	(44,882,459)	(13,861,272)
Increase (decrease) in net assets from capital share transactions	9,575,266	(226,262,674)
Total increase (decrease) in net assets	2,858,644	(194,855,979)
Net Assets
Beginning of period	775,610,951	970,466,930
End of period	$778,469,595	$775,610,951

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	1,568,603	$163,182,686	5,591,315	$571,728,225
Reinvestments	196,979	19,861,426	69,275	7,042,474
Redemptions	(1,402,690)	(145,672,185)	(7,280,326)	(748,500,901)
Net increase (decrease)	362,892	$37,371,927	(1,619,736)	$(169,730,202)
Class B
Sales	1,133,617	$117,178,216	963,322	$98,330,432
Reinvestments	207,210	20,849,461	55,898	5,670,280
Redemptions	(1,597,523)	(165,050,182)	(1,454,800)	(148,765,455)
Net increase (decrease)	(256,696)	$(27,022,505)	(435,580)	$(44,764,743)
Class E
Sales	151,997	$15,875,413	70,271	$7,208,726
Reinvestments	41,401	4,171,572	11,307	1,148,518
Redemptions	(201,028)	(20,821,141)	(196,308)	(20,124,973)
Net increase (decrease)	(7,630)	$(774,156)	(114,730)	$(11,767,729)
Increase (decrease) derived from capital shares transactions		$9,575,266		$(226,262,674)
See accompanying notes to financial statements.
BHFTII-76

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$104.59	$101.26	$99.82	$100.35	$101.88
Income (Loss) from Investment Operations
Net investment income (loss) (a)	5.16	5.03	1.41	(0.20)	0.40
Net realized and unrealized gain (loss)	(0.00) (b)	0.04	0.03	0.01	0.04
Total income (loss) from investment operations	5.16	5.07	1.44	(0.19)	0.44
Less Distributions
Distributions from net investment income	(6.16)	(1.74)	0.00	(0.34)	(1.97)
Distributions from net realized capital gains	0.00	(0.00) (c)	0.00	0.00	0.00
Total distributions	(6.16)	(1.74)	0.00	(0.34)	(1.97)
Net Asset Value, End of Period	$103.59	$104.59	$101.26	$99.82	$100.35
Total Return (%) (d)	5.11	5.05	1.44	(0.19)	0.43
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.39	0.38	0.38	0.39
Net ratio of expenses to average net assets (%) (e)	0.37	0.36	0.36	0.36	0.36
Ratio of net investment income (loss) to average net assets (%)	4.97	4.89	1.41	(0.20)	0.40
Portfolio turnover rate (%)	0 (f)	0 (f)	0 (f)	0 (f)	0 (f)
Net assets, end of period (in millions)	$350.5	$316.0	$469.9	$566.9	$377.4

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$104.23	$100.91	$99.72	$100.24	$101.77
Income (Loss) from Investment Operations
Net investment income (loss) (a)	4.88	4.75	1.23	(0.44)	0.16
Net realized and unrealized gain (loss)	(0.00) (b)	0.05	(0.04)	(0.01)	0.04
Total income (loss) from investment operations	4.88	4.80	1.19	(0.45)	0.20
Less Distributions
Distributions from net investment income	(5.88)	(1.48)	0.00	(0.07)	(1.73)
Distributions from net realized capital gains	0.00	(0.00) (c)	0.00	0.00	0.00
Total distributions	(5.88)	(1.48)	0.00	(0.07)	(1.73)
Net Asset Value, End of Period	$103.23	$104.23	$100.91	$99.72	$100.24
Total Return (%) (d)	4.83	4.80	1.18	(0.45)	0.19
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.64	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (e)	0.62	0.61	0.61	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	4.72	4.64	1.23	(0.44)	0.16
Portfolio turnover rate (%)	0 (f)	0 (f)	0 (f)	0 (f)	0 (f)
Net assets, end of period (in millions)	$359.5	$389.8	$421.3	$405.7	$446.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-77

Brighthouse Funds Trust II
BlackRock Ultra-Short Term Bond Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$104.43	$101.10	$99.81	$100.33	$101.85
Income (Loss) from Investment Operations
Net investment income (loss) (a)	5.00	4.85	1.28	(0.34)	0.31
Net realized and unrealized gain (loss)	(0.00) (b)	0.05	0.01	0.00	(0.02)
Total income (loss) from investment operations	5.00	4.90	1.29	(0.34)	0.29
Less Distributions
Distributions from net investment income	(6.00)	(1.57)	0.00	(0.18)	(1.81)
Distributions from net realized capital gains	0.00	(0.00) (c)	0.00	0.00	0.00
Total distributions	(6.00)	(1.57)	0.00	(0.18)	(1.81)
Net Asset Value, End of Period	$103.43	$104.43	$101.10	$99.81	$100.33
Total Return (%) (d)	4.95	4.90	1.28	(0.34)	0.29
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.54	0.53	0.53	0.54
Net ratio of expenses to average net assets (%) (e)	0.52	0.51	0.51	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	4.83	4.73	1.28	(0.34)	0.30
Portfolio turnover rate (%)	0 (f)	0 (f)	0 (f)	0 (f)	0 (f)
Net assets, end of period (in millions)	$68.4	$69.9	$79.3	$81.8	$90.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(c)	Distributions from net realized capital gains were less than $0.01 per share.
(d)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	There were no long term transactions during the years ended December 31, 2024, 2023, 2022, 2021 and 2020.
See accompanying notes to financial statements.
BHFTII-78

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Schedule of Investments as of December 31, 2024
Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.1%
AB International Bond Portfolio (Class A) (a)	801,015	$6,520,258
Baillie Gifford International Stock Portfolio (Class A) (b)	315,184	3,211,724
BlackRock Bond Income Portfolio (Class A) (b)	454,181	40,803,632
BlackRock Capital Appreciation Portfolio (Class A) (b)	52,675	2,375,641
BlackRock High Yield Portfolio (Class A) (a)	326,307	2,447,303
Brighthouse Small Cap Value Portfolio (Class A) (a)	226,218	3,158,010
Brighthouse/Artisan International Portfolio (Class A) (a)	215,589	2,429,687
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	3,901	799,263
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	583,670	5,708,292
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	1,845,708	16,316,059
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	690,291	4,811,325
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	191,322	5,634,429
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	205,208	3,203,289
CBRE Global Real Estate Portfolio (Class A) (a)	156,716	1,600,074
Harris Oakmark International Portfolio (Class A) (a)	265,401	3,240,544
Invesco Comstock Portfolio (Class A) (a)	489,313	6,414,899
Invesco Global Equity Portfolio (Class A) (a)	31,365	798,862
Jennison Growth Portfolio (Class A) (b)	190,526	3,168,447
JPMorgan Core Bond Portfolio (Class A) (a)	2,824,625	25,308,642
JPMorgan Small Cap Value Portfolio (Class A) (a)	129,733	1,571,068
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	65,360	790,205
MFS Research International Portfolio (Class A) (a)	269,888	3,225,167
MFS Value Portfolio (Class A) (b)	582,225	8,063,817
Neuberger Berman Genesis Portfolio (Class A) (b)	42,919	781,129
PIMCO Inflation Protected Bond Portfolio (Class A) (a) (c)	2,765,570	26,936,649
Security Description	Shares	Value
Affiliated Investment Companies — (Continued)
PIMCO Total Return Portfolio (Class A) (a)	4,131,320	$40,817,440
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio) (a)	89,223	805,685
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	93,275	2,380,376
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	175,761	4,810,571
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	84,541	798,071
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	109,573	2,348,144
TCW Core Fixed Income Portfolio (Class A) (a)	3,603,871	31,029,333
VanEck Global Natural Resources Portfolio (Class A) (b)	364,379	3,960,799
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	1,531,890	16,314,623
Western Asset Management U.S. Government Portfolio (Class A) (b)	4,059,390	42,461,220
Total Mutual Funds (Cost $353,721,123)		325,044,677
Total Investments—100.1% (Cost $353,721,123)		325,044,677
Other assets and liabilities (net)—(0.1)%		(310,788)
Net Assets—100.0%		$324,733,889

(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
Transactions in Securities of Affiliated Issuers
The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2024 were as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
AB International Bond Portfolio (Class A)	$7,492,067	$327,703	$(1,444,056)	$(351,338)	$495,882	$6,520,258
Baillie Gifford International Stock Portfolio (Class A)	3,770,798	311,326	(805,937)	(336,349)	271,886	3,211,724
BlackRock Bond Income Portfolio (Class A)	45,805,220	2,953,240	(6,857,822)	(1,292,259)	195,253	40,803,632
BlackRock Capital Appreciation Portfolio (Class A)	2,802,066	395,584	(1,440,451)	45,851	572,591	2,375,641
BlackRock High Yield Portfolio (Class A)	2,814,442	178,696	(596,217)	(14,645)	65,027	2,447,303
Brighthouse Small Cap Value Portfolio (Class A)	3,708,104	619,602	(1,198,191)	166,152	(137,657)	3,158,010
Brighthouse/Artisan International Portfolio (Class A)	2,812,265	87,004	(727,187)	117,780	139,825	2,429,687
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	935,487	128,886	(224,734)	82,971	(123,347)	799,263
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	6,492,281	628,229	(1,348,040)	(43,234)	(20,944)	5,708,292
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	18,552,650	952,076	(3,299,008)	(414,466)	524,807	16,316,059
Brighthouse/Templeton International Bond Portfolio (Class A)	5,648,249	309,895	(541,741)	(170,829)	(434,249)	4,811,325
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	6,577,074	436,923	(1,620,215)	58,882	181,765	5,634,429
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,749,893	352,987	(1,359,689)	144,625	315,473	3,203,289
CBRE Global Real Estate Portfolio (Class A)	1,876,468	164,378	(399,595)	54,793	(95,970)	1,600,074
Harris Oakmark International Portfolio (Class A)	3,747,189	261,757	(534,615)	148,184	(381,971)	3,240,544
Invesco Comstock Portfolio (Class A)	7,492,989	921,700	(2,288,362)	526,867	(238,295)	6,414,899
Invesco Global Equity Portfolio (Class A)	936,749	121,168	(323,648)	6,141	58,452	798,862
Jennison Growth Portfolio (Class A)	2,800,375	2,313,367	(2,483,741)	517,616	20,830	3,168,447
See accompanying notes to financial statements.
BHFTII-79

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
JPMorgan Core Bond Portfolio (Class A)	$28,969,139	$1,236,162	$(4,589,414)	$(662,496)	$355,251	$25,308,642
JPMorgan Small Cap Value Portfolio (Class A)	1,850,266	173,609	(596,979)	(182,928)	327,100	1,571,068
Loomis Sayles Small Cap Growth Portfolio (Class A)	926,063	63,608	(322,736)	(113,285)	236,555	790,205
MFS Research International Portfolio (Class A)	3,754,782	200,249	(710,213)	72,931	(92,582)	3,225,167
MFS Value Portfolio (Class A)	8,450,934	2,474,817	(2,894,453)	313,087	(280,568)	8,063,817
Neuberger Berman Genesis Portfolio (Class A)	1,850,531	559,436	(1,661,089)	(21,724)	53,975	781,129
PIMCO Inflation Protected Bond Portfolio (Class A)	31,640,735	181,930	(5,637,659)	(353,041)	1,104,684	26,936,649
PIMCO Total Return Portfolio (Class A)	46,749,711	1,716,903	(7,508,546)	(1,505,881)	1,365,253	40,817,440
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	944,090	66,507	(230,611)	23,237	2,462	805,685
T. Rowe Price Large Cap Growth Portfolio (Class A)	2,805,343	363,242	(1,375,406)	(104,416)	691,613	2,380,376
T. Rowe Price Large Cap Value Portfolio (Class A)	5,628,986	515,165	(1,583,641)	380,736	(130,675)	4,810,571
T. Rowe Price Mid Cap Growth Portfolio (Class A)	934,106	119,371	(258,732)	5,012	(1,686)	798,071
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,705,922	528,874	(2,168,614)	(310,836)	592,798	2,348,144
TCW Core Fixed Income Portfolio (Class A)	35,537,702	1,855,803	(5,262,722)	(689,932)	(411,518)	31,029,333
VanEck Global Natural Resources Portfolio (Class A)	4,626,560	763,021	(1,099,720)	82,220	(411,282)	3,960,799
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	18,745,651	1,462,787	(3,418,666)	(988,181)	513,032	16,314,623
Western Asset Management U.S. Government Portfolio (Class A)	48,630,458	1,882,609	(7,713,424)	(1,175,158)	836,735	42,461,220
	$373,765,345	$25,628,614	$(74,525,874)	$(5,983,913)	$6,160,505	$325,044,677

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
AB International Bond Portfolio (Class A)	$—	$250,112	801,015
Baillie Gifford International Stock Portfolio (Class A)	219,371	29,185	315,184
BlackRock Bond Income Portfolio (Class A)	—	1,812,228	454,181
BlackRock Capital Appreciation Portfolio (Class A)	153,621	2,033	52,675
BlackRock High Yield Portfolio (Class A)	—	164,088	326,307
Brighthouse Small Cap Value Portfolio (Class A)	240,288	52,858	226,218
Brighthouse/Artisan International Portfolio (Class A)	—	29,854	215,589
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	78,345	10,934	3,901
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	539,053	583,670
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	735,703	1,845,708
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	690,291
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	215,467	90,003	191,322
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	236,084	21,379	205,208
CBRE Global Real Estate Portfolio (Class A)	—	66,491	156,716
Harris Oakmark International Portfolio (Class A)	—	80,909	265,401
Invesco Comstock Portfolio (Class A)	615,263	129,529	489,313
Invesco Global Equity Portfolio (Class A)	75,080	2,387	31,365
Jennison Growth Portfolio (Class A)	394,525	—	190,526
JPMorgan Core Bond Portfolio (Class A)	—	944,330	2,824,625
JPMorgan Small Cap Value Portfolio (Class A)	—	31,310	129,733
Loomis Sayles Small Cap Growth Portfolio (Class A)	8,036	—	65,360
MFS Research International Portfolio (Class A)	87,010	64,847	269,888
MFS Value Portfolio (Class A)	813,792	163,946	582,225
Neuberger Berman Genesis Portfolio (Class A)	83,883	1,283	42,919
PIMCO Inflation Protected Bond Portfolio (Class A)	—	—	2,765,570
PIMCO Total Return Portfolio (Class A)	—	1,357,955	4,131,320
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	—	15,028	89,223
T. Rowe Price Large Cap Growth Portfolio (Class A)	146,290	—	93,275
T. Rowe Price Large Cap Value Portfolio (Class A)	237,706	119,039	175,761
T. Rowe Price Mid Cap Growth Portfolio (Class A)	81,723	1,606	84,541
T. Rowe Price Small Cap Growth Portfolio (Class A)	134,156	1,361	109,573
TCW Core Fixed Income Portfolio (Class A)	—	1,405,840	3,603,871
VanEck Global Natural Resources Portfolio (Class A)	159,797	113,449	364,379
See accompanying notes to financial statements.
BHFTII-80

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	$—	$1,322,777	1,531,890
Western Asset Management U.S. Government Portfolio (Class A)	—	1,401,941	4,059,390
	$3,980,437	$10,961,458
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$25,628,614	$0	$74,525,874
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$325,044,677	$—	$—	$325,044,677
Total Investments	$325,044,677	$—	$—	$325,044,677
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$366,502,166
Gross unrealized appreciation	4,027,840
Gross unrealized (depreciation)	(45,485,329)
Net unrealized appreciation (depreciation)	$(41,457,489)
See accompanying notes to financial statements.
BHFTII-81

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Affiliated investments at value (a)	$325,044,677
Receivable for:
Affiliated investments sold	3,157
Fund shares sold	131,050
Due from investment advisor	33,984
Total Assets	325,212,868
Liabilities
Payable for:
Affiliated investments purchased	9,007
Fund shares redeemed	125,200
Accrued Expenses:
Management fees	28,107
Distribution and service fees	65,730
Deferred trustees’ fees	210,908
Other expenses	40,027
Total Liabilities	478,979
Net Assets	$324,733,889
Net Assets Consist of:
Paid in surplus	$361,445,682
Distributable earnings (Accumulated losses)	(36,711,793)
Net Assets	$324,733,889
Net Assets
Class A	$21,174,356
Class B	303,559,533
Capital Shares Outstanding*
Class A	2,199,204
Class B	31,816,432
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.63
Class B	9.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $353,721,123.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends from affiliated investments	$10,961,458
Total investment income	10,961,458
Expenses
Management fees	352,804
Administration fees	27,750
Custodian and accounting fees	18,602
Distribution and service fees—Class B	828,029
Audit and tax services	35,554
Legal	45,578
Trustees’ fees and expenses	74,205
Miscellaneous	8,370
Total expenses	1,390,892
Less expenses reimbursed by the Adviser	(210,059)
Net expenses	1,180,833
Net Investment Income	9,780,625
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(5,983,913)
Capital gain distributions from affiliated investments	3,980,437
Net realized gain (loss)	(2,003,476)
Net change in unrealized appreciation (depreciation) on affiliated investments	6,160,505
Net realized and unrealized gain (loss)	4,157,029
Net Increase (Decrease) in Net Assets From Operations	$13,937,654
See accompanying notes to financial statements.
BHFTII-82

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,780,625	$9,989,279
Net realized gain (loss)	(2,003,476)	(5,290,255)
Net change in unrealized appreciation (depreciation)	6,160,505	23,620,274
Increase (decrease) in net assets from operations	13,937,654	28,319,298
From Distributions to Shareholders
Class A	(656,211)	(1,314,562)
Class B	(9,312,832)	(21,134,058)
Total distributions	(9,969,043)	(22,448,620)
Increase (decrease) in net assets from capital share transactions	(52,715,438)	(31,973,191)
Total increase (decrease) in net assets	(48,746,827)	(26,102,513)
Net Assets
Beginning of period	373,480,716	399,583,229
End of period	$324,733,889	$373,480,716

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	207,306	$1,997,410	372,477	$3,487,210
Reinvestments	69,810	656,211	144,141	1,314,562
Redemptions	(417,662)	(4,021,916)	(589,151)	(5,504,463)
Net increase (decrease)	(140,546)	$(1,368,295)	(72,533)	$(702,691)
Class B
Sales	2,134,467	$20,318,023	2,871,278	$26,875,162
Reinvestments	998,160	9,312,832	2,335,255	21,134,058
Redemptions	(8,497,504)	(80,977,998)	(8,613,342)	(79,279,720)
Net increase (decrease)	(5,364,877)	$(51,347,143)	(3,406,809)	$(31,270,500)
Increase (decrease) derived from capital shares transactions		$(52,715,438)		$(31,973,191)
See accompanying notes to financial statements.
BHFTII-83

Brighthouse Funds Trust II
Brighthouse Asset Allocation 20 Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.53	$9.37	$11.48	$11.55	$11.11
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.26	0.30	0.22	0.35
Net realized and unrealized gain (loss)	0.10	0.47	(1.74)	0.24	0.68
Total income (loss) from investment operations	0.39	0.73	(1.44)	0.46	1.03
Less Distributions
Distributions from net investment income	(0.29)	(0.36)	(0.35)	(0.38)	(0.34)
Distributions from net realized capital gains	0.00	(0.21)	(0.32)	(0.15)	(0.25)
Total distributions	(0.29)	(0.57)	(0.67)	(0.53)	(0.59)
Net Asset Value, End of Period	$9.63	$9.53	$9.37	$11.48	$11.55
Total Return (%) (b)	4.21	8.08	(12.54)	4.01	9.70
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.16	0.15	0.13	0.13	0.13
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	2.99	2.76	2.95	1.90	3.17
Portfolio turnover rate (%)	7	9	9	8	14
Net assets, end of period (in millions)	$21.2	$22.3	$22.6	$28.9	$31.3

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.45	$9.29	$11.37	$11.45	$11.01
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.24	0.27	0.19	0.32
Net realized and unrealized gain (loss)	0.10	0.46	(1.71)	0.23	0.69
Total income (loss) from investment operations	0.36	0.70	(1.44)	0.42	1.01
Less Distributions
Distributions from net investment income	(0.27)	(0.33)	(0.32)	(0.35)	(0.32)
Distributions from net realized capital gains	0.00	(0.21)	(0.32)	(0.15)	(0.25)
Total distributions	(0.27)	(0.54)	(0.64)	(0.50)	(0.57)
Net Asset Value, End of Period	$9.54	$9.45	$9.29	$11.37	$11.45
Total Return (%) (b)	3.85	7.83	(12.69)	3.69	9.52
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.41	0.40	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (e)	2.76	2.55	2.69	1.62	2.96
Portfolio turnover rate (%)	7	9	9	8	14
Net assets, end of period (in millions)	$303.6	$351.2	$377.0	$511.1	$568.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTII-84

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Schedule of Investments as of December 31, 2024
Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.0%
AB International Bond Portfolio (Class A) (a)	13,364,115	$108,783,897
Allspring Mid Cap Value Portfolio (Class A) (a)	694,923	8,081,958
Baillie Gifford International Stock Portfolio (Class A) (b)	7,950,917	81,019,849
BlackRock Bond Income Portfolio (Class A) (b)	3,632,382	326,333,178
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,258,971	56,779,603
BlackRock High Yield Portfolio (Class A) (a)	3,349,273	25,119,548
Brighthouse Small Cap Value Portfolio (Class A) (a)	2,840,218	39,649,437
Brighthouse/Artisan International Portfolio (Class A) (a)	5,132,024	57,837,912
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	39,574	8,107,898
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	5,993,246	58,613,945
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	11,367,930	100,492,498
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	11,196,206	78,037,554
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	3,640,134	107,201,949
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	4,727,859	73,801,874
CBRE Global Real Estate Portfolio (Class A) (a)	2,335,994	23,850,499
Harris Oakmark International Portfolio (Class A) (a)	7,273,659	88,811,373
Invesco Comstock Portfolio (Class A) (a)	8,064,337	105,723,464
Invesco Global Equity Portfolio (Class A) (a)	1,278,583	32,565,507
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	1,667,357	15,939,936
Jennison Growth Portfolio (Class A) (b)	2,435,752	40,506,557
JPMorgan Core Bond Portfolio (Class A) (a)	14,013,039	125,556,829
JPMorgan Small Cap Value Portfolio (Class A) (a)	1,963,011	23,772,063
Loomis Sayles Growth Portfolio (Class A) (a)	1,681,108	32,361,333
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	659,724	7,976,058
MFS Research International Portfolio (Class A) (a)	4,727,272	56,490,895
MFS Value Portfolio (Class A) (b)	8,799,580	121,874,184
Neuberger Berman Genesis Portfolio (Class A) (b)	858,199	15,619,214
Security Description	Shares	Value
Affiliated Investment Companies — (Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (a) (c)	18,043,654	$175,745,191
PIMCO Total Return Portfolio (Class A) (a)	32,183,651	317,974,476
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	2,286,516	24,077,018
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio) (a)	2,660,464	24,023,986
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	1,911,909	48,791,909
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	4,112,034	112,546,381
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,718,961	16,226,988
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	1,839,850	39,427,980
TCW Core Fixed Income Portfolio (Class A) (a)	28,182,159	242,648,392
VanEck Global Natural Resources Portfolio (Class A) (b)	5,787,014	62,904,846
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	12,572,835	133,900,694
Western Asset Management U.S. Government Portfolio (Class A) (b)	26,428,354	276,440,587
Total Mutual Funds (Cost $3,486,545,320)		3,295,617,460
Total Investments—100.0% (Cost $3,486,545,320)		3,295,617,460
Other assets and liabilities (net)—0.0%		(1,198,443)
Net Assets—100.0%		$3,294,419,017

(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
Transactions in Securities of Affiliated Issuers
The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2024 were as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
AB International Bond Portfolio (Class A)	$127,861,243	$4,034,897	$(25,484,094)	$(6,274,820)	$8,646,671	$108,783,897
Allspring Mid Cap Value Portfolio (Class A)	9,163,750	664,346	(2,145,682)	100,323	299,221	8,081,958
Baillie Gifford International Stock Portfolio (Class A)	91,859,984	6,171,520	(15,338,845)	(3,693,099)	2,020,289	81,019,849
BlackRock Bond Income Portfolio (Class A)	346,667,373	14,182,298	(26,055,160)	(5,559,611)	(2,901,722)	326,333,178
BlackRock Capital Appreciation Portfolio (Class A)	64,016,115	5,112,322	(26,478,622)	(192,503)	14,322,291	56,779,603
BlackRock High Yield Portfolio (Class A)	27,449,885	1,630,143	(4,466,557)	(339,805)	845,882	25,119,548
Brighthouse Small Cap Value Portfolio (Class A)	45,339,627	3,632,328	(9,588,084)	2,037,430	(1,771,864)	39,649,437
Brighthouse/Artisan International Portfolio (Class A)	64,269,012	691,044	(13,024,016)	(513,162)	6,415,034	57,837,912
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	9,153,818	881,307	(1,517,016)	(108,643)	(301,568)	8,107,898
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	61,414,917	5,364,140	(7,518,991)	(520,173)	(125,948)	58,613,945
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	105,629,356	4,414,123	(10,209,486)	(1,381,909)	2,040,414	100,492,498
Brighthouse/Templeton International Bond Portfolio (Class A)	91,859,914	173,536	(4,088,968)	(1,868,421)	(8,038,507)	78,037,554
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	118,592,693	5,631,865	(21,293,383)	(565,090)	4,835,864	107,201,949
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	82,595,851	5,734,877	(24,725,486)	1,097,393	9,099,239	73,801,874
CBRE Global Real Estate Portfolio (Class A)	27,360,570	1,012,034	(3,870,324)	(360,276)	(291,505)	23,850,499
See accompanying notes to financial statements.
BHFTII-85

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
Harris Oakmark International Portfolio (Class A)	$100,927,658	$2,262,527	$(7,907,641)	$768,910	$(7,240,081)	$88,811,373
Invesco Comstock Portfolio (Class A)	119,083,366	11,974,071	(29,972,717)	1,994,383	2,644,361	105,723,464
Invesco Global Equity Portfolio (Class A)	36,693,637	3,075,580	(9,701,537)	1,359,253	1,138,574	32,565,507
Invesco Small Cap Growth Portfolio (Class A)	18,196,356	2,681	(5,123,355)	(2,124,841)	4,989,095	15,939,936
Jennison Growth Portfolio (Class A)	45,662,043	6,175,653	(18,563,315)	(1,046,130)	8,278,306	40,506,557
JPMorgan Core Bond Portfolio (Class A)	136,710,302	4,537,742	(14,211,787)	(1,799,492)	320,064	125,556,829
JPMorgan Small Cap Value Portfolio (Class A)	27,169,558	480,578	(5,950,340)	(52,493)	2,124,760	23,772,063
Loomis Sayles Growth Portfolio (Class A)	36,580,024	2,851,867	(14,986,508)	4,963,610	2,952,340	32,361,333
Loomis Sayles Small Cap Growth Portfolio (Class A)	9,058,275	80,885	(2,378,152)	(167,687)	1,382,737	7,976,058
MFS Research International Portfolio (Class A)	64,301,840	2,647,352	(10,102,459)	2,669,744	(3,025,582)	56,490,895
MFS Value Portfolio (Class A)	137,732,562	14,522,494	(31,440,941)	(3,217,639)	4,277,708	121,874,184
Neuberger Berman Genesis Portfolio (Class A)	18,100,628	1,694,250	(4,179,247)	(450,318)	453,901	15,619,214
PIMCO Inflation Protected Bond Portfolio (Class A)	197,126,582	8,893	(26,043,490)	(4,198,748)	8,851,954	175,745,191
PIMCO Total Return Portfolio (Class A)	347,106,255	10,242,734	(38,321,168)	(8,866,259)	7,812,914	317,974,476
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	27,424,142	868,755	(6,407,241)	369,421	1,821,941	24,077,018
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	27,314,604	462,141	(4,510,963)	315,632	442,572	24,023,986
T. Rowe Price Large Cap Growth Portfolio (Class A)	54,738,381	3,830,134	(21,292,283)	2,518,807	8,996,870	48,791,909
T. Rowe Price Large Cap Value Portfolio (Class A)	128,521,790	8,246,894	(30,012,892)	(2,306,555)	8,097,144	112,546,381
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,291,325	1,640,125	(3,766,895)	(569,672)	632,105	16,226,988
T. Rowe Price Small Cap Growth Portfolio (Class A)	45,400,120	2,264,320	(11,959,120)	(610,897)	4,333,557	39,427,980
TCW Core Fixed Income Portfolio (Class A)	265,041,430	10,695,485	(24,750,688)	(3,294,419)	(5,043,416)	242,648,392
VanEck Global Natural Resources Portfolio (Class A)	68,666,043	9,191,882	(9,906,295)	3,052,850	(8,099,634)	62,904,846
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	146,627,541	10,518,444	(19,477,719)	(5,332,294)	1,564,722	133,900,694
Western Asset Management U.S. Government Portfolio (Class A)	289,984,386	8,979,126	(20,584,507)	(2,309,613)	371,195	276,440,587
	$3,639,692,956	$176,585,393	$(567,355,974)	$(36,476,813)	$83,171,898	$3,295,617,460

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
AB International Bond Portfolio (Class A)	$—	$4,034,854	13,364,115
Allspring Mid Cap Value Portfolio (Class A)	548,273	115,464	694,923
Baillie Gifford International Stock Portfolio (Class A)	5,428,227	722,179	7,950,917
BlackRock Bond Income Portfolio (Class A)	—	13,864,493	3,632,382
BlackRock Capital Appreciation Portfolio (Class A)	3,538,257	46,818	1,258,971
BlackRock High Yield Portfolio (Class A)	—	1,630,080	3,349,273
Brighthouse Small Cap Value Portfolio (Class A)	2,957,879	650,674	2,840,218
Brighthouse/Artisan International Portfolio (Class A)	—	690,481	5,132,024
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	770,688	107,564	39,574
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,357,771	5,993,246
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	4,391,546	11,367,930
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	11,196,206
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3,966,984	1,657,046	3,640,134
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,257,872	476,146	4,727,859
CBRE Global Real Estate Portfolio (Class A)	—	984,188	2,335,994
Harris Oakmark International Portfolio (Class A)	—	2,194,158	7,273,659
Invesco Comstock Portfolio (Class A)	9,888,954	2,081,885	8,064,337
Invesco Global Equity Portfolio (Class A)	2,974,461	94,571	1,278,583
Invesco Small Cap Growth Portfolio (Class A)	—	—	1,667,357
Jennison Growth Portfolio (Class A)	4,869,713	—	2,435,752
JPMorgan Core Bond Portfolio (Class A)	—	4,533,834	14,013,039
JPMorgan Small Cap Value Portfolio (Class A)	—	463,253	1,963,011
Loomis Sayles Growth Portfolio (Class A)	2,739,318	—	1,681,108
Loomis Sayles Small Cap Growth Portfolio (Class A)	79,311	—	659,724
MFS Research International Portfolio (Class A)	1,509,484	1,124,993	4,727,272
MFS Value Portfolio (Class A)	12,083,054	2,434,250	8,799,580
See accompanying notes to financial statements.
BHFTII-86

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
Neuberger Berman Genesis Portfolio (Class A)	$1,664,506	$25,454	858,199
PIMCO Inflation Protected Bond Portfolio (Class A)	—	—	18,043,654
PIMCO Total Return Portfolio (Class A)	—	10,236,798	32,183,651
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	852,629	2,286,516
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	—	444,094	2,660,464
T. Rowe Price Large Cap Growth Portfolio (Class A)	2,887,952	—	1,911,909
T. Rowe Price Large Cap Value Portfolio (Class A)	5,490,181	2,749,393	4,112,034
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,606,763	31,574	1,718,961
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,232,628	22,656	1,839,850
TCW Core Fixed Income Portfolio (Class A)	—	10,642,804	28,182,159
VanEck Global Natural Resources Portfolio (Class A)	2,510,339	1,782,232	5,787,014
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	10,518,069	12,572,835
Western Asset Management U.S. Government Portfolio (Class A)	—	8,654,020	26,428,354
	$73,004,844	$93,615,971
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$176,585,393	$0	$567,355,974
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,295,617,460	$—	$—	$3,295,617,460
Total Investments	$3,295,617,460	$—	$—	$3,295,617,460
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$3,546,093,836
Gross unrealized appreciation	122,178,540
Gross unrealized (depreciation)	(372,654,916)
Net unrealized appreciation (depreciation)	$(250,476,376)
See accompanying notes to financial statements.
BHFTII-87

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Affiliated investments at value (a)	$3,295,617,460
Receivable for:
Affiliated investments sold	987,865
Fund shares sold	27,548
Total Assets	3,296,632,873
Liabilities
Payable for:
Affiliated investments purchased	20,217
Fund shares redeemed	995,196
Accrued Expenses:
Management fees	174,366
Distribution and service fees	700,975
Deferred trustees’ fees	282,950
Other expenses	40,152
Total Liabilities	2,213,856
Net Assets	$3,294,419,017
Net Assets Consist of:
Paid in surplus	$3,423,308,233
Distributable earnings (Accumulated losses)	(128,889,216)
Net Assets	$3,294,419,017
Net Assets
Class A	$55,664,881
Class B	3,238,754,136
Capital Shares Outstanding*
Class A	5,582,586
Class B	329,324,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.97
Class B	9.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $3,486,545,320.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends from affiliated investments	$93,615,971
Total investment income	93,615,971
Expenses
Management fees	2,126,818
Administration fees	27,750
Custodian and accounting fees	18,602
Distribution and service fees—Class B	8,613,151
Audit and tax services	35,554
Legal	45,579
Trustees’ fees and expenses	74,205
Miscellaneous	10,971
Total expenses	10,952,630
Net Investment Income	82,663,341
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(36,476,813)
Capital gain distributions from affiliated investments	73,004,844
Net realized gain (loss)	36,528,031
Net change in unrealized appreciation (depreciation) on affiliated investments	83,171,898
Net realized and unrealized gain (loss)	119,699,929
Net Increase (Decrease) in Net Assets From Operations	$202,363,270
See accompanying notes to financial statements.
BHFTII-88

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$82,663,341	$82,492,572
Net realized gain (loss)	36,528,031	2,261,636
Net change in unrealized appreciation (depreciation)	83,171,898	285,025,927
Increase (decrease) in net assets from operations	202,363,270	369,780,135
From Distributions to Shareholders
Class A	(1,594,785)	(5,241,886)
Class B	(87,266,770)	(315,438,785)
Total distributions	(88,861,555)	(320,680,671)
Increase (decrease) in net assets from capital share transactions	(457,558,733)	(192,207,553)
Total increase (decrease) in net assets	(344,057,018)	(143,108,089)
Net Assets
Beginning of period	3,638,476,035	3,781,584,124
End of period	$3,294,419,017	$3,638,476,035

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	198,101	$1,967,168	415,259	$3,988,606
Reinvestments	164,242	1,594,785	571,012	5,241,886
Redemptions	(958,002)	(9,507,297)	(1,123,741)	(10,704,277)
Net increase (decrease)	(595,659)	$(5,945,344)	(137,470)	$(1,473,785)
Class B
Sales	2,879,151	$28,125,143	4,961,476	$47,298,754
Reinvestments	9,099,767	87,266,770	34,778,256	315,438,785
Redemptions	(58,041,597)	(567,005,302)	(59,092,822)	(553,471,307)
Net increase (decrease)	(46,062,679)	$(451,613,389)	(19,353,090)	$(190,733,768)
Increase (decrease) derived from capital shares transactions		$(457,558,733)		$(192,207,553)
See accompanying notes to financial statements.
BHFTII-89

Brighthouse Funds Trust II
Brighthouse Asset Allocation 40 Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.66	$9.55	$12.09	$11.98	$11.66
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.23	0.28	0.19	0.32
Net realized and unrealized gain (loss)	0.33	0.76	(1.93)	0.71	0.88
Total income (loss) from investment operations	0.59	0.99	(1.65)	0.90	1.20
Less Distributions
Distributions from net investment income	(0.26)	(0.37)	(0.31)	(0.36)	(0.34)
Distributions from net realized capital gains	(0.02)	(0.51)	(0.58)	(0.43)	(0.54)
Total distributions	(0.28)	(0.88)	(0.89)	(0.79)	(0.88)
Net Asset Value, End of Period	$9.97	$9.66	$9.55	$12.09	$11.98
Total Return (%) (b)	6.13	10.82	(13.63)	7.68	11.31
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.07	0.07	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	2.58	2.47	2.67	1.60	2.88
Portfolio turnover rate (%)	5	6	10	7	9
Net assets, end of period (in millions)	$55.7	$59.7	$60.3	$76.8	$75.7

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.53	$9.43	$11.94	$11.84	$11.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.21	0.25	0.16	0.29
Net realized and unrealized gain (loss)	0.32	0.74	(1.90)	0.70	0.87
Total income (loss) from investment operations	0.55	0.95	(1.65)	0.86	1.16
Less Distributions
Distributions from net investment income	(0.23)	(0.34)	(0.28)	(0.33)	(0.31)
Distributions from net realized capital gains	(0.02)	(0.51)	(0.58)	(0.43)	(0.54)
Total distributions	(0.25)	(0.85)	(0.86)	(0.76)	(0.85)
Net Asset Value, End of Period	$9.83	$9.53	$9.43	$11.94	$11.84
Total Return (%) (b)	5.83	10.52	(13.84)	7.42	11.04
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	2.36	2.23	2.42	1.34	2.63
Portfolio turnover rate (%)	5	6	10	7	9
Net assets, end of period (in millions)	$3,238.8	$3,578.8	$3,721.3	$4,940.6	$5,241.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTII-90

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Schedule of Investments as of December 31, 2024
Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.0%
AB International Bond Portfolio (Class A) (a)	25,210,842	$205,216,255
Allspring Mid Cap Value Portfolio (Class A) (a)	1,903,352	22,135,988
Baillie Gifford International Stock Portfolio (Class A) (b)	30,173,773	307,470,747
BlackRock Bond Income Portfolio (Class A) (b)	7,586,911	681,608,054
BlackRock Capital Appreciation Portfolio (Class A) (b)	4,961,643	223,770,091
BlackRock High Yield Portfolio (Class A) (a)	10,351,892	77,639,189
Brighthouse Small Cap Value Portfolio (Class A) (a)	9,371,286	130,823,154
Brighthouse/Artisan International Portfolio (Class A) (a)	23,871,284	269,029,373
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	108,343	22,197,416
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	8,913,363	88,420,559
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	16,380,192	160,198,273
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	20,688,687	182,887,991
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	24,187,174	168,584,601
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	12,965,286	381,827,670
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	17,283,163	269,790,178
CBRE Global Real Estate Portfolio (Class A) (a)	12,627,270	128,924,422
Harris Oakmark International Portfolio (Class A) (a)	28,652,741	349,849,969
Invesco Comstock Portfolio (Class A) (a)	28,901,997	378,905,186
Invesco Global Equity Portfolio (Class A) (a)	3,513,983	89,501,136
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	11,462,935	109,585,662
Jennison Growth Portfolio (Class A) (b)	16,102,706	267,787,999
JPMorgan Core Bond Portfolio (Class A) (a)	25,399,432	227,578,907
JPMorgan Small Cap Value Portfolio (Class A) (a)	5,396,234	65,348,391
Loomis Sayles Growth Portfolio (Class A) (a)	12,740,279	245,250,379
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	5,456,839	65,973,185
MFS Research International Portfolio (Class A) (a)	18,278,868	218,432,477
MFS Value Portfolio (Class A) (b)	32,097,175	444,545,877
Security Description	Shares	Value
Affiliated Investment Companies — (Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	3,535,431	$64,344,853
PIMCO Inflation Protected Bond Portfolio (Class A) (a) (c)	23,359,012	227,516,779
PIMCO Total Return Portfolio (Class A) (a)	57,603,078	569,118,406
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	10,317,516	108,643,444
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio) (a)	12,004,892	108,404,172
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	7,884,134	201,203,103
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	14,468,830	396,011,882
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,708,839	44,451,441
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	6,061,598	129,900,042
TCW Core Fixed Income Portfolio (Class A) (a)	54,241,428	467,018,692
VanEck Global Natural Resources Portfolio (Class A) (b)	23,540,248	255,882,500
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	17,121,268	182,341,501
Western Asset Management U.S. Government Portfolio (Class A) (b)	37,079,695	387,853,613
Total Mutual Funds (Cost $9,122,306,080)		8,925,973,557
Total Investments—100.0% (Cost $9,122,306,080)		8,925,973,557
Other assets and liabilities (net)—0.0%		(2,578,352)
Net Assets—100.0%		$8,923,395,205

(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
Transactions in Securities of Affiliated Issuers
The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2024 were as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
AB International Bond Portfolio (Class A)	$238,668,128	$7,541,571	$(45,483,400)	$(11,159,679)	$15,649,635	$205,216,255
Allspring Mid Cap Value Portfolio (Class A)	24,093,099	1,794,045	(4,786,960)	554,871	480,933	22,135,988
Baillie Gifford International Stock Portfolio (Class A)	337,990,195	23,302,361	(47,171,513)	(5,798,736)	(851,560)	307,470,747
BlackRock Bond Income Portfolio (Class A)	667,089,669	53,713,661	(22,276,466)	(4,272,100)	(12,646,710)	681,608,054
BlackRock Capital Appreciation Portfolio (Class A)	238,374,372	17,976,582	(86,228,773)	3,720,352	49,927,558	223,770,091
BlackRock High Yield Portfolio (Class A)	81,344,379	4,972,572	(10,194,475)	(1,308,455)	2,825,168	77,639,189
Brighthouse Small Cap Value Portfolio (Class A)	167,331,531	11,696,428	(49,939,242)	9,995,972	(8,261,535)	130,823,154
Brighthouse/Artisan International Portfolio (Class A)	286,809,442	3,202,971	(47,846,206)	4,973,038	21,890,128	269,029,373
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	24,071,898	2,373,291	(3,107,654)	119,789	(1,259,908)	22,197,416
Brighthouse/Dimensional International Small Company Portfolio (Class A)	96,568,627	4,374,581	(11,623,685)	(3,399,227)	2,500,263	88,420,559
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	164,260,464	14,371,247	(16,730,077)	(850,100)	(853,261)	160,198,273
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	187,955,153	7,847,057	(14,124,704)	(1,840,717)	3,051,202	182,887,991
Brighthouse/Templeton International Bond Portfolio (Class A)	217,279,411	146,110	(26,385,109)	(13,625,634)	(8,830,177)	168,584,601
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	402,825,402	19,835,583	(55,176,702)	2,944,512	11,398,875	381,827,670
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	287,363,592	20,670,386	(74,353,410)	1,899,480	34,210,130	269,790,178
See accompanying notes to financial statements.
BHFTII-91

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
CBRE Global Real Estate Portfolio (Class A)	$143,872,774	$6,315,940	$(17,839,524)	$(1,599,143)	$(1,825,625)	$128,924,422
Harris Oakmark International Portfolio (Class A)	385,871,485	8,864,262	(19,328,236)	(691,794)	(24,865,748)	349,849,969
Invesco Comstock Portfolio (Class A)	385,552,120	45,980,591	(67,670,043)	(6,581,637)	21,624,155	378,905,186
Invesco Global Equity Portfolio (Class A)	96,473,866	8,307,725	(21,759,088)	5,283,643	1,194,990	89,501,136
Invesco Small Cap Growth Portfolio (Class A)	119,726,183	2,466	(29,187,496)	(15,593,163)	34,637,672	109,585,662
Jennison Growth Portfolio (Class A)	261,984,294	51,633,025	(88,579,220)	235,541	42,514,359	267,787,999
JPMorgan Core Bond Portfolio (Class A)	238,160,672	8,433,239	(16,428,631)	(2,034,190)	(552,183)	227,578,907
JPMorgan Small Cap Value Portfolio (Class A)	71,642,627	1,262,406	(13,028,537)	(3,568,007)	9,039,902	65,348,391
Loomis Sayles Growth Portfolio (Class A)	264,686,225	20,491,633	(98,169,003)	25,631,793	32,609,731	245,250,379
Loomis Sayles Small Cap Growth Portfolio (Class A)	71,666,153	644,948	(16,054,893)	(2,986,867)	12,703,844	65,973,185
MFS Research International Portfolio (Class A)	240,560,058	10,187,829	(30,727,707)	6,642,430	(8,230,133)	218,432,477
MFS Value Portfolio (Class A)	478,173,048	52,216,460	(88,739,456)	(14,453,745)	17,349,570	444,545,877
Neuberger Berman Genesis Portfolio (Class A)	71,581,269	6,874,892	(13,982,657)	(1,082,901)	954,250	64,344,853
PIMCO Inflation Protected Bond Portfolio (Class A)	260,507,792	22,591	(39,002,812)	(6,537,600)	12,526,808	227,516,779
PIMCO Total Return Portfolio (Class A)	596,556,786	18,748,895	(44,447,675)	(9,118,391)	7,378,791	569,118,406
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	96,564,299	20,794,532	(16,536,092)	1,104,755	6,715,950	108,643,444
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	144,836,948	2,057,628	(42,397,739)	2,442,178	1,465,157	108,404,172
T. Rowe Price Large Cap Growth Portfolio (Class A)	213,829,648	14,132,504	(72,676,377)	8,391,182	37,526,146	201,203,103
T. Rowe Price Large Cap Value Portfolio (Class A)	434,324,996	28,574,491	(86,208,499)	(13,497,258)	32,818,152	396,011,882
T. Rowe Price Mid Cap Growth Portfolio (Class A)	48,101,632	4,419,747	(8,158,221)	(1,225,280)	1,313,563	44,451,441
T. Rowe Price Small Cap Growth Portfolio (Class A)	167,244,622	7,311,740	(57,915,641)	(1,359,303)	14,618,624	129,900,042
TCW Core Fixed Income Portfolio (Class A)	492,677,177	22,242,488	(32,288,122)	(4,202,154)	(11,410,697)	467,018,692
VanEck Global Natural Resources Portfolio (Class A)	285,770,630	23,433,584	(31,750,785)	3,853,559	(25,424,488)	255,882,500
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	191,966,649	14,138,277	(18,695,954)	(4,560,913)	(506,558)	182,341,501
Western Asset Management U.S. Government Portfolio (Class A)	379,363,443	21,744,212	(10,665,874)	(1,230,453)	(1,357,715)	387,853,613
	$9,563,720,758	$592,654,551	$(1,497,666,658)	$(54,784,352)	$322,049,258	$8,925,973,557

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
AB International Bond Portfolio (Class A)	$—	$7,540,072	25,210,842
Allspring Mid Cap Value Portfolio (Class A)	1,481,901	312,082	1,903,352
Baillie Gifford International Stock Portfolio (Class A)	20,505,575	2,728,081	30,173,773
BlackRock Bond Income Portfolio (Class A)	—	28,045,364	7,586,911
BlackRock Capital Appreciation Portfolio (Class A)	13,791,839	182,490	4,961,643
BlackRock High Yield Portfolio (Class A)	—	4,972,279	10,351,892
Brighthouse Small Cap Value Portfolio (Class A)	9,571,286	2,105,490	9,371,286
Brighthouse/Artisan International Portfolio (Class A)	—	3,188,199	23,871,284
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	2,080,598	290,385	108,343
Brighthouse/Dimensional International Small Company Portfolio (Class A)	1,706,558	2,643,839	8,913,363
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	14,365,421	16,380,192
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	7,833,537	20,688,687
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	24,187,174
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	13,991,187	5,844,249	12,965,286
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	18,950,500	1,716,134	17,283,163
CBRE Global Real Estate Portfolio (Class A)	—	5,222,340	12,627,270
Harris Oakmark International Portfolio (Class A)	—	8,634,209	28,652,741
Invesco Comstock Portfolio (Class A)	33,378,986	7,027,155	28,901,997
Invesco Global Equity Portfolio (Class A)	8,038,982	255,595	3,513,983
Invesco Small Cap Growth Portfolio (Class A)	—	—	11,462,935
Jennison Growth Portfolio (Class A)	31,734,603	—	16,102,706
JPMorgan Core Bond Portfolio (Class A)	—	8,119,263	25,399,432
JPMorgan Small Cap Value Portfolio (Class A)	—	1,250,853	5,396,234
Loomis Sayles Growth Portfolio (Class A)	20,423,464	—	12,740,279
Loomis Sayles Small Cap Growth Portfolio (Class A)	643,860	—	5,456,839
See accompanying notes to financial statements.
BHFTII-92

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
MFS Research International Portfolio (Class A)	$5,806,973	$4,327,839	18,278,868
MFS Value Portfolio (Class A)	43,460,845	8,755,615	32,097,175
Neuberger Berman Genesis Portfolio (Class A)	6,768,327	103,503	3,535,431
PIMCO Inflation Protected Bond Portfolio (Class A)	—	—	23,359,012
PIMCO Total Return Portfolio (Class A)	—	18,100,343	57,603,078
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,753,538	10,317,516
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	—	1,989,522	12,004,892
T. Rowe Price Large Cap Growth Portfolio (Class A)	11,823,001	—	7,884,134
T. Rowe Price Large Cap Value Portfolio (Class A)	19,038,821	9,534,331	14,468,830
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,333,856	85,163	4,708,839
T. Rowe Price Small Cap Growth Portfolio (Class A)	7,235,810	73,426	6,061,598
TCW Core Fixed Income Portfolio (Class A)	—	20,194,983	54,241,428
VanEck Global Natural Resources Portfolio (Class A)	10,200,897	7,242,195	23,540,248
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	14,133,571	17,121,268
Western Asset Management U.S. Government Portfolio (Class A)	—	11,781,754	37,079,695
	$284,967,869	$212,352,820
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$592,654,551	$0	$1,497,666,658
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,925,973,557	$—	$—	$8,925,973,557
Total Investments	$8,925,973,557	$—	$—	$8,925,973,557
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$9,219,369,392
Gross unrealized appreciation	447,021,724
Gross unrealized (depreciation)	(740,417,559)
Net unrealized appreciation (depreciation)	$(293,395,835)
See accompanying notes to financial statements.
BHFTII-93

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Affiliated investments at value (a)	$8,925,973,557
Receivable for:
Affiliated investments sold	3,448,152
Fund shares sold	51,606
Total Assets	8,929,473,315
Liabilities
Payable for:
Affiliated investments purchased	28,196
Fund shares redeemed	3,471,562
Accrued Expenses:
Management fees	419,131
Distribution and service fees	1,872,114
Deferred trustees’ fees	246,929
Other expenses	40,178
Total Liabilities	6,078,110
Net Assets	$8,923,395,205
Net Assets Consist of:
Paid in surplus	$8,794,223,983
Distributable earnings (Accumulated losses)	129,171,222
Net Assets	$8,923,395,205
Net Assets
Class A	$299,022,268
Class B	8,624,372,937
Capital Shares Outstanding*
Class A	28,941,269
Class B	841,000,148
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.33
Class B	10.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,122,306,080.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends from affiliated investments	$212,352,820
Total investment income	212,352,820
Expenses
Management fees	5,069,597
Administration fees	27,750
Custodian and accounting fees	18,602
Distribution and service fees—Class B	22,708,024
Audit and tax services	35,554
Legal	45,579
Trustees’ fees and expenses	74,205
Miscellaneous	15,071
Total expenses	27,994,382
Net Investment Income	184,358,438
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(54,784,352)
Capital gain distributions from affiliated investments	284,967,869
Net realized gain (loss)	230,183,517
Net change in unrealized appreciation (depreciation) on affiliated investments	322,049,258
Net realized and unrealized gain (loss)	552,232,775
Net Increase (Decrease) in Net Assets From Operations	$736,591,213
See accompanying notes to financial statements.
BHFTII-94

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$184,358,438	$172,044,347
Net realized gain (loss)	230,183,517	145,981,843
Net change in unrealized appreciation (depreciation)	322,049,258	881,964,825
Increase (decrease) in net assets from operations	736,591,213	1,199,991,015
From Distributions to Shareholders
Class A	(11,396,489)	(34,030,387)
Class B	(320,276,585)	(1,029,809,947)
Total distributions	(331,673,074)	(1,063,840,334)
Increase (decrease) in net assets from capital share transactions	(1,042,645,210)	22,926,574
Total increase (decrease) in net assets	(637,727,071)	159,077,255
Net Assets
Beginning of period	9,561,122,276	9,402,045,021
End of period	$8,923,395,205	$9,561,122,276

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	711,271	$7,301,106	949,534	$9,306,239
Reinvestments	1,137,374	11,396,489	3,639,614	34,030,387
Redemptions	(3,441,441)	(35,362,124)	(3,421,030)	(33,298,152)
Net increase (decrease)	(1,592,796)	$(16,664,529)	1,168,118	$10,038,474
Class B
Sales	4,475,541	$45,473,025	21,653,001	$206,627,377
Reinvestments	32,156,284	320,276,585	110,851,447	1,029,809,947
Redemptions	(136,792,962)	(1,391,730,291)	(126,560,195)	(1,223,549,224)
Net increase (decrease)	(100,161,137)	$(1,025,980,681)	5,944,253	$12,888,100
Increase (decrease) derived from capital shares transactions		$(1,042,645,210)		$22,926,574
See accompanying notes to financial statements.
BHFTII-95

Brighthouse Funds Trust II
Brighthouse Asset Allocation 60 Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.91	$9.81	$12.92	$12.55	$12.17
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.20	0.23	0.17	0.28
Net realized and unrealized gain (loss)	0.59	1.10	(2.20)	1.20	1.22
Total income (loss) from investment operations	0.81	1.30	(1.97)	1.37	1.50
Less Distributions
Distributions from net investment income	(0.22)	(0.35)	(0.28)	(0.31)	(0.29)
Distributions from net realized capital gains	(0.17)	(0.85)	(0.86)	(0.69)	(0.83)
Total distributions	(0.39)	(1.20)	(1.14)	(1.00)	(1.12)
Net Asset Value, End of Period	$10.33	$9.91	$9.81	$12.92	$12.55
Total Return (%) (b)	8.28	13.93	(15.17)	11.17	14.09
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (d)	2.19	2.08	2.16	1.33	2.43
Portfolio turnover rate (%)	6	8	14	9	10
Net assets, end of period (in millions)	$299.0	$302.6	$288.1	$366.2	$343.6

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.84	$9.75	$12.83	$12.47	$12.09
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.18	0.20	0.14	0.25
Net realized and unrealized gain (loss)	0.57	1.08	(2.18)	1.19	1.22
Total income (loss) from investment operations	0.77	1.26	(1.98)	1.33	1.47
Less Distributions
Distributions from net investment income	(0.19)	(0.32)	(0.24)	(0.28)	(0.26)
Distributions from net realized capital gains	(0.17)	(0.85)	(0.86)	(0.69)	(0.83)
Total distributions	(0.36)	(1.17)	(1.10)	(0.97)	(1.09)
Net Asset Value, End of Period	$10.25	$9.84	$9.75	$12.83	$12.47
Total Return (%) (b)	7.96	13.59	(15.33)	10.90	13.85
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (d)	1.96	1.82	1.90	1.08	2.18
Portfolio turnover rate (%)	6	8	14	9	10
Net assets, end of period (in millions)	$8,624.4	$9,258.6	$9,113.9	$12,101.8	$12,299.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTII-96

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Schedule of Investments as of December 31, 2024
Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies — 100.0%
AB International Bond Portfolio (Class A) (a)	7,702,522	$62,698,529
Allspring Mid Cap Value Portfolio (Class A) (a)	5,240,630	60,948,525
Baillie Gifford International Stock Portfolio (Class A) (b)	35,081,676	357,482,278
BlackRock Bond Income Portfolio (Class A) (b)	3,878,046	348,403,676
BlackRock Capital Appreciation Portfolio (Class A) (b)	5,556,099	250,580,068
BlackRock High Yield Portfolio (Class A) (a)	8,359,802	62,698,513
Brighthouse Small Cap Value Portfolio (Class A) (a)	11,546,935	161,195,219
Brighthouse/Artisan International Portfolio (Class A) (a)	28,969,722	326,488,764
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	99,420	20,369,269
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	16,120,092	159,911,308
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,579,152	83,904,108
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	13,619,444	94,927,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	12,459,848	366,942,529
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	22,591,310	352,650,355
CBRE Global Real Estate Portfolio (Class A) (a)	18,973,181	193,716,177
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,378,929	40,678,400
Harris Oakmark International Portfolio (Class A) (a)	30,798,603	376,050,948
Invesco Comstock Portfolio (Class A) (a)	32,840,334	430,536,772
Invesco Global Equity Portfolio (Class A) (a)	4,875,706	124,184,240
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	14,857,911	142,041,625
Jennison Growth Portfolio (Class A) (b)	23,799,398	395,783,984
JPMorgan Core Bond Portfolio (Class A) (a)	18,362,170	164,525,045
JPMorgan Small Cap Value Portfolio (Class A) (a)	8,295,838	100,462,603
Loomis Sayles Growth Portfolio (Class A) (a)	19,530,787	375,967,659
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	10,130,252	122,474,750
MFS Research International Portfolio (Class A) (a)	23,159,777	276,759,334
MFS Value Portfolio (Class A) (b)	33,782,020	467,880,982
Security Description	Shares	Value
Affiliated Investment Companies — (Continued)
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	2,577,658	$20,543,934
Neuberger Berman Genesis Portfolio (Class A) (b)	1,088,828	19,816,674
PIMCO Inflation Protected Bond Portfolio (Class A) (a) (c)	8,477,935	82,575,087
PIMCO Total Return Portfolio (Class A) (a)	27,127,271	268,017,435
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,051,770	137,435,142
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio) (a)	15,187,676	137,144,711
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	13,043,524	332,870,724
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	15,496,403	424,136,536
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,345,484	41,021,373
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	6,525,025	139,831,275
TCW Core Fixed Income Portfolio (Class A) (a)	26,066,242	224,430,341
VanEck Global Natural Resources Portfolio (Class A) (b)	21,141,158	229,804,389
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	1,027,569	20,284,205
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	11,738,806	125,018,281
Total Mutual Funds (Cost $7,935,914,085)		8,123,193,295
Total Investments—100.0% (Cost $7,935,914,085)		8,123,193,295
Other assets and liabilities (net)—0.0%		(2,367,201)
Net Assets—100.0%		$8,120,826,094

(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
Transactions in Securities of Affiliated Issuers
The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2024 were as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
AB International Bond Portfolio (Class A)	$62,243,310	$2,373,578	$(3,228,807)	$(782,590)	$2,093,038	$62,698,529
Allspring Mid Cap Value Portfolio (Class A)	63,713,970	4,816,409	(10,279,596)	809,358	1,888,384	60,948,525
Baillie Gifford International Stock Portfolio (Class A)	383,904,156	26,865,703	(45,319,241)	7,979,512	(15,947,852)	357,482,278
BlackRock Bond Income Portfolio (Class A)	331,151,359	35,736,801	(9,965,388)	(1,622,793)	(6,896,303)	348,403,676
BlackRock Capital Appreciation Portfolio (Class A)	253,059,281	15,342,082	(75,009,785)	1,323,916	55,864,574	250,580,068
BlackRock High Yield Portfolio (Class A)	62,279,758	3,935,191	(4,719,130)	(549,429)	1,752,123	62,698,513
Brighthouse Small Cap Value Portfolio (Class A)	211,035,527	14,006,479	(66,516,250)	9,650,043	(6,980,580)	161,195,219
Brighthouse/Artisan International Portfolio (Class A)	337,817,894	3,820,752	(46,843,214)	4,831,916	26,861,416	326,488,764
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	21,208,298	2,124,299	(1,918,647)	65,840	(1,110,521)	20,369,269
Brighthouse/Dimensional International Small Company Portfolio (Class A)	170,509,109	7,858,858	(16,695,231)	(6,864,498)	5,103,070	159,911,308
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	81,136,221	7,520,740	(3,859,385)	(341,330)	(552,138)	83,904,108
Brighthouse/Templeton International Bond Portfolio (Class A)	126,448,462	235,694	(18,824,462)	(7,313,017)	(5,619,149)	94,927,528
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	375,981,542	18,845,858	(41,125,619)	1,774,399	11,466,349	366,942,529
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	296,021,480	74,256,530	(56,566,978)	3,980,469	34,958,854	352,650,355
CBRE Global Real Estate Portfolio (Class A)	212,283,000	11,760,037	(25,246,700)	(2,451,717)	(2,628,443)	193,716,177
See accompanying notes to financial statements.
BHFTII-97

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
Frontier Mid Cap Growth Portfolio (Class A)	$42,355,797	$117,167	$(8,880,880)	$(1,120,879)	$8,207,195	$40,678,400
Harris Oakmark International Portfolio (Class A)	400,931,668	9,811,249	(7,068,965)	663,473	(28,286,477)	376,050,948
Invesco Comstock Portfolio (Class A)	424,093,992	51,914,068	(61,620,510)	(5,874,534)	22,023,756	430,536,772
Invesco Global Equity Portfolio (Class A)	127,495,600	11,200,892	(23,029,038)	5,823,464	2,693,322	124,184,240
Invesco Small Cap Growth Portfolio (Class A)	190,176,492	3,956	(74,797,465)	(37,075,605)	63,734,247	142,041,625
Jennison Growth Portfolio (Class A)	379,040,643	56,479,075	(100,943,615)	5,810,153	55,397,728	395,783,984
JPMorgan Core Bond Portfolio (Class A)	144,666,492	26,059,768	(4,596,112)	(518,882)	(1,086,221)	164,525,045
JPMorgan Small Cap Value Portfolio (Class A)	126,468,607	1,962,410	(36,916,284)	(10,451,220)	19,399,090	100,462,603
Loomis Sayles Growth Portfolio (Class A)	381,310,220	30,108,233	(121,118,351)	18,501,801	67,165,756	375,967,659
Loomis Sayles Small Cap Growth Portfolio (Class A)	147,653,646	1,160,186	(44,671,996)	(7,229,005)	25,561,919	122,474,750
MFS Research International Portfolio (Class A)	291,425,698	12,805,977	(24,994,746)	5,568,219	(8,045,814)	276,759,334
MFS Value Portfolio (Class A)	484,236,916	53,796,121	(72,518,703)	(9,457,142)	11,823,790	467,880,982
Morgan Stanley Discovery Portfolio (Class A)	20,934,360	563,190	(8,450,095)	(3,412,109)	10,908,588	20,543,934
Neuberger Berman Genesis Portfolio (Class A)	21,069,652	2,050,601	(3,229,338)	(235,833)	161,592	19,816,674
PIMCO Inflation Protected Bond Portfolio (Class A)	102,575,021	55,202	(22,179,624)	(1,462,168)	3,586,656	82,575,087
PIMCO Total Return Portfolio (Class A)	269,656,011	11,255,821	(12,133,916)	(2,340,080)	1,579,599	268,017,435
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	126,343,174	18,147,855	(17,486,040)	1,420,181	9,009,972	137,435,142
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	169,301,292	2,728,285	(39,648,443)	1,483,301	3,280,276	137,144,711
T. Rowe Price Large Cap Growth Portfolio (Class A)	334,922,596	19,554,042	(94,373,769)	5,399,267	67,368,588	332,870,724
T. Rowe Price Large Cap Value Portfolio (Class A)	424,959,879	35,376,592	(54,363,755)	(9,636,746)	27,800,566	424,136,536
T. Rowe Price Mid Cap Growth Portfolio (Class A)	42,403,066	3,967,646	(5,376,019)	(501,305)	527,985	41,021,373
T. Rowe Price Small Cap Growth Portfolio (Class A)	147,805,077	7,642,997	(27,644,830)	2,101,497	9,926,534	139,831,275
TCW Core Fixed Income Portfolio (Class A)	228,536,482	13,390,075	(10,183,515)	(1,207,214)	(6,105,487)	224,430,341
VanEck Global Natural Resources Portfolio (Class A)	251,904,650	21,732,015	(24,379,177)	5,488,458	(24,941,557)	229,804,389
Victory Sycamore Mid Cap Value Portfolio (Class A)	21,202,795	1,617,487	(3,031,860)	28,931	466,852	20,284,205
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	125,309,764	9,811,959	(6,741,496)	(1,703,689)	(1,658,257)	125,018,281
	$8,415,572,957	$632,811,880	$(1,336,496,975)	$(29,447,587)	$440,753,020	$8,123,193,295

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
AB International Bond Portfolio (Class A)	$—	$2,226,790	7,702,522
Allspring Mid Cap Value Portfolio (Class A)	3,978,434	837,842	5,240,630
Baillie Gifford International Stock Portfolio (Class A)	23,664,574	3,148,357	35,081,676
BlackRock Bond Income Portfolio (Class A)	—	14,328,768	3,878,046
BlackRock Capital Appreciation Portfolio (Class A)	14,923,094	197,459	5,556,099
BlackRock High Yield Portfolio (Class A)	—	3,923,982	8,359,802
Brighthouse Small Cap Value Portfolio (Class A)	11,416,499	2,511,399	11,546,935
Brighthouse/Artisan International Portfolio (Class A)	—	3,813,904	28,969,722
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,863,007	260,017	99,420
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,060,649	4,741,627	16,120,092
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	7,322,718	8,579,152
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	13,619,444
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	13,290,829	5,551,703	12,459,848
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	23,678,038	2,144,254	22,591,310
CBRE Global Real Estate Portfolio (Class A)	—	7,764,921	18,973,181
Frontier Mid Cap Growth Portfolio (Class A)	—	103,525	1,378,929
Harris Oakmark International Portfolio (Class A)	—	9,167,931	30,798,603
Invesco Comstock Portfolio (Class A)	37,494,454	7,893,569	32,840,334
Invesco Global Equity Portfolio (Class A)	10,842,128	344,719	4,875,706
Invesco Small Cap Growth Portfolio (Class A)	—	—	14,857,911
Jennison Growth Portfolio (Class A)	45,248,571	—	23,799,398
JPMorgan Core Bond Portfolio (Class A)	—	5,663,228	18,362,170
JPMorgan Small Cap Value Portfolio (Class A)	—	1,868,436	8,295,838
Loomis Sayles Growth Portfolio (Class A)	30,097,514	—	19,530,787
See accompanying notes to financial statements.
BHFTII-98

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Schedule of Investments as of December 31, 2024
Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2024
Loomis Sayles Small Cap Growth Portfolio (Class A)	$1,155,456	$—	10,130,252
MFS Research International Portfolio (Class A)	7,296,826	5,438,201	23,159,777
MFS Value Portfolio (Class A)	44,775,576	9,020,481	33,782,020
Morgan Stanley Discovery Portfolio (Class A)	—	—	2,577,658
Neuberger Berman Genesis Portfolio (Class A)	2,018,971	30,874	1,088,828
PIMCO Inflation Protected Bond Portfolio (Class A)	—	—	8,477,935
PIMCO Total Return Portfolio (Class A)	—	8,350,254	27,127,271
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	4,743,738	13,051,770
SSGA Emerging Markets Enhanced Index Portfolio II (Class A) (formerly, Brighthouse/abrdn Emerging Markets Equity Portfolio)	—	2,517,812	15,187,676
T. Rowe Price Large Cap Growth Portfolio (Class A)	18,943,733	—	13,043,524
T. Rowe Price Large Cap Value Portfolio (Class A)	19,496,298	9,763,428	15,496,403
T. Rowe Price Mid Cap Growth Portfolio (Class A)	3,884,234	76,328	4,345,484
T. Rowe Price Small Cap Growth Portfolio (Class A)	7,564,797	76,765	6,525,025
TCW Core Fixed Income Portfolio (Class A)	—	9,544,659	26,066,242
VanEck Global Natural Resources Portfolio (Class A)	9,133,048	6,484,068	21,141,158
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,310,064	307,159	1,027,569
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,446,464	11,738,806
	$335,136,794	$149,615,380
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$632,811,880	$0	$1,336,496,975
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,123,193,295	$—	$—	$8,123,193,295
Total Investments	$8,123,193,295	$—	$—	$8,123,193,295
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$8,003,324,023
Gross unrealized appreciation	549,804,267
Gross unrealized (depreciation)	(429,934,995)
Net unrealized appreciation (depreciation)	$119,869,272
See accompanying notes to financial statements.
BHFTII-99

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Affiliated investments at value (a)	$8,123,193,295
Receivable for:
Affiliated investments sold	2,438,726
Fund shares sold	150,150
Total Assets	8,125,782,171
Liabilities
Payable for:
Affiliated investments purchased	91,390
Fund shares redeemed	2,497,486
Accrued Expenses:
Management fees	385,542
Distribution and service fees	1,669,763
Deferred trustees’ fees	271,725
Other expenses	40,171
Total Liabilities	4,956,077
Net Assets	$8,120,826,094
Net Assets Consist of:
Paid in surplus	$7,579,839,338
Distributable earnings (Accumulated losses)	540,986,756
Net Assets	$8,120,826,094
Net Assets
Class A	$456,010,033
Class B	7,664,816,061
Capital Shares Outstanding*
Class A	39,914,817
Class B	675,986,712
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.42
Class B	11.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,935,914,085.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends from affiliated investments	$149,615,380
Total investment income	149,615,380
Expenses
Management fees	4,588,637
Administration fees	27,750
Custodian and accounting fees	18,602
Distribution and service fees—Class B	19,922,506
Audit and tax services	35,554
Legal	45,579
Trustees’ fees and expenses	74,205
Miscellaneous	14,170
Total expenses	24,727,003
Net Investment Income	124,888,377
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(29,447,587)
Capital gain distributions from affiliated investments	335,136,794
Net realized gain (loss)	305,689,207
Net change in unrealized appreciation (depreciation) on affiliated investments	440,753,020
Net realized and unrealized gain (loss)	746,442,227
Net Increase (Decrease) in Net Assets From Operations	$871,330,604
See accompanying notes to financial statements.
BHFTII-100

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$124,888,377	$113,874,224
Net realized gain (loss)	305,689,207	169,378,958
Net change in unrealized appreciation (depreciation)	440,753,020	1,023,923,591
Increase (decrease) in net assets from operations	871,330,604	1,307,176,773
From Distributions to Shareholders
Class A	(16,368,965)	(63,726,018)
Class B	(268,266,939)	(1,136,911,895)
Total distributions	(284,635,904)	(1,200,637,913)
Increase (decrease) in net assets from capital share transactions	(879,130,310)	292,332,472
Total increase (decrease) in net assets	(292,435,610)	398,871,332
Net Assets
Beginning of period	8,413,261,704	8,014,390,372
End of period	$8,120,826,094	$8,413,261,704

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	1,136,237	$12,712,937	870,173	$9,136,688
Reinvestments	1,486,736	16,368,965	6,385,373	63,726,018
Redemptions	(3,976,306)	(44,761,573)	(4,701,173)	(48,895,424)
Net increase (decrease)	(1,353,333)	$(15,679,671)	2,554,373	$23,967,282
Class B
Sales	5,086,886	$56,699,090	8,334,892	$86,368,913
Reinvestments	24,521,658	268,266,939	114,608,054	1,136,911,895
Redemptions	(106,652,289)	(1,188,416,668)	(91,459,986)	(954,915,618)
Net increase (decrease)	(77,043,745)	$(863,450,639)	31,482,960	$268,365,190
Increase (decrease) derived from capital shares transactions		$(879,130,310)		$292,332,472
See accompanying notes to financial statements.
BHFTII-101

Brighthouse Funds Trust II
Brighthouse Asset Allocation 80 Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.66	$10.61	$14.67	$13.91	$13.48
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.19	0.16	0.25
Net realized and unrealized gain (loss)	0.98	1.57	(2.81)	1.86	1.68
Total income (loss) from investment operations	1.17	1.74	(2.62)	2.02	1.93
Less Distributions
Distributions from net investment income	(0.18)	(0.37)	(0.26)	(0.28)	(0.27)
Distributions from net realized capital gains	(0.23)	(1.32)	(1.18)	(0.98)	(1.23)
Total distributions	(0.41)	(1.69)	(1.44)	(1.26)	(1.50)
Net Asset Value, End of Period	$11.42	$10.66	$10.61	$14.67	$13.91
Total Return (%) (b)	11.09	17.51	(17.71)	14.87	17.01
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	1.72	1.64	1.62	1.08	2.01
Portfolio turnover rate (%)	8	8	14	10	12
Net assets, end of period (in millions)	$456.0	$440.1	$410.6	$522.1	$484.8

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.59	$10.54	$14.58	$13.82	$13.41
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.14	0.16	0.12	0.22
Net realized and unrealized gain (loss)	0.98	1.57	(2.80)	1.87	1.66
Total income (loss) from investment operations	1.14	1.71	(2.64)	1.99	1.88
Less Distributions
Distributions from net investment income	(0.16)	(0.34)	(0.22)	(0.25)	(0.24)
Distributions from net realized capital gains	(0.23)	(1.32)	(1.18)	(0.98)	(1.23)
Total distributions	(0.39)	(1.66)	(1.40)	(1.23)	(1.47)
Net Asset Value, End of Period	$11.34	$10.59	$10.54	$14.58	$13.82
Total Return (%) (b)	10.80	17.30	(17.97)	14.71	16.59
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.47	1.38	1.37	0.83	1.76
Portfolio turnover rate (%)	8	8	14	10	12
Net assets, end of period (in millions)	$7,664.8	$7,973.2	$7,603.8	$10,335.0	$10,204.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTII-102

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics — 1.8%
Expeditors International of Washington, Inc.	111,213	$12,319,064
Automobile Components — 1.8%
BorgWarner, Inc. (a)	120,676	3,836,290
Gentex Corp. (a)	306,729	8,812,324
		12,648,614
Banks — 7.8%
Fifth Third Bancorp	216,988	9,174,252
First Citizens BancShares, Inc. - Class A (a)	12,996	27,460,808
M&T Bank Corp.	43,666	8,209,645
WaFd, Inc.	279,654	9,016,045
		53,860,750
Capital Markets — 1.2%
Moelis & Co. - Class A	110,885	8,192,184
Consumer Staples Distribution & Retail — 5.3%
Dollar General Corp.	111,719	8,470,535
Kroger Co. (a)	274,557	16,789,160
Sysco Corp.	147,091	11,246,578
		36,506,273
Distributors — 2.6%
Genuine Parts Co.	43,806	5,114,788
LKQ Corp.	354,873	13,041,583
		18,156,371
Electric Utilities — 4.7%
Alliant Energy Corp. (a)	253,271	14,978,447
OGE Energy Corp.	423,730	17,478,863
		32,457,310
Electrical Equipment — 1.6%
nVent Electric PLC	160,369	10,930,751
Electronic Equipment, Instruments & Components — 3.0%
Vontier Corp. (a)	570,927	20,821,708
Energy Equipment & Services — 1.8%
NOV, Inc. (a)	883,324	12,896,530
Entertainment — 3.7%
Electronic Arts, Inc. (a)	90,245	13,202,844
Warner Music Group Corp. - Class A (a)	395,741	12,267,971
		25,470,815
Financial Services — 2.2%
Corebridge Financial, Inc.	510,086	15,266,874
Food Products — 2.1%
Tyson Foods, Inc. - Class A	255,112	14,653,633
Ground Transportation — 3.1%
U-Haul Holding Co. (Non-Voting Shares) (a)	336,367	21,544,306
Security Description	Shares	Value
Health Care Equipment & Supplies — 3.6%
Baxter International, Inc. (a)	484,485	$14,127,583
Dentsply Sirona, Inc.	562,896	10,683,766
		24,811,349
Health Care Providers & Services — 4.0%
Centene Corp. (b)	216,406	13,109,875
Humana, Inc.	59,163	15,010,245
		28,120,120
Hotels, Restaurants & Leisure — 8.2%
Expedia Group, Inc. (b)	115,069	21,440,807
Marriott International, Inc. - Class A	26,643	7,431,798
MGM Resorts International (a) (b)	300,817	10,423,309
Vail Resorts, Inc. (a)	93,280	17,485,336
		56,781,250
Industrial REITs — 0.2%
Lineage, Inc. (a)	23,948	1,402,634
Insurance — 4.2%
Arch Capital Group Ltd.	106,813	9,864,180
Globe Life, Inc.	172,709	19,260,508
		29,124,688
Interactive Media & Services — 1.4%
IAC, Inc. (a) (b)	232,109	10,013,182
Leisure Products — 1.9%
Polaris, Inc. (a)	230,114	13,259,169
Life Sciences Tools & Services — 6.0%
Bio-Rad Laboratories, Inc. - Class A (a) (b)	38,208	12,551,710
ICON PLC (b)	50,398	10,568,964
Waters Corp. (a) (b)	49,320	18,296,734
		41,417,408
Machinery — 1.8%
Otis Worldwide Corp.	137,173	12,703,592
Media — 5.5%
Cable One, Inc. (a)	32,245	11,676,559
News Corp. - Class A	526,924	14,511,487
Omnicom Group, Inc.	140,514	12,089,825
		38,277,871
Professional Services — 2.7%
Genpact Ltd.	439,886	18,893,104
Retail REITs — 1.9%
NNN REIT, Inc. (a)	316,712	12,937,685
Semiconductors & Semiconductor Equipment — 2.5%
Analog Devices, Inc.	81,024	17,214,359
Software — 2.5%
Check Point Software Technologies Ltd. (b)	76,704	14,320,637
See accompanying notes to financial statements.
BHFTII-103

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Software—(Continued)
Dolby Laboratories, Inc. - Class A	36,381	$2,841,356
		17,161,993
Specialized REITs — 4.6%
Lamar Advertising Co. - Class A (a)	170,831	20,796,966
Public Storage	38,093	11,406,568
		32,203,534
Specialty Retail — 1.9%
Asbury Automotive Group, Inc. (a) (b)	54,566	13,261,175
Total Common Stocks (Cost $528,823,764)		663,308,296

Escrow Shares—0.0%
Wireless Telecommunication Services — 0.0%
GCI Liberty, Inc. (b) (c) (d) (Cost $0)	108,185	0

Short-Term Investments—4.4%
Repurchase Agreement—4.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $30,509,369; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $31,113,974	30,503,861	30,503,861
Total Short-Term Investments (Cost $30,503,861)		30,503,861

Securities Lending Reinvestments (e)—11.3%
Certificates of Deposit—0.8%
Bank of Montreal
4.810%, SOFR + 0.350%, 07/14/25 (f)	1,000,000	999,999
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (f)	1,000,000	1,000,022
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/25/25	1,000,000	993,120
4.520%, SOFR + 0.150%, 03/05/25 (f)	1,000,000	999,748
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (f)	1,500,000	1,500,780
		5,493,669
Commercial Paper—0.1%
Ionic Funding LLC
4.640%, 01/23/25	1,000,000	997,078
Repurchase Agreements—6.5%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $800,198; collateralized by various Common Stock with an aggregate market value of $890,807	800,000	800,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $1,000,251; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	$1,000,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $2,000,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.630%, due on 02/04/25 with a maturity value of $4,018,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.625%, maturity dates ranging from 10/15/26 - 11/15/54, and an aggregate market value of $4,080,001	4,000,000	4,000,000
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $2,050,969; collateralized by various Common Stock with an aggregate market value of $2,200,000	2,000,000	2,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $5,001,256; collateralized by various Common Stock with an aggregate market value of $5,577,199	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $5,104,423; collateralized by various Common Stock with an aggregate market value of $5,688,436	5,100,000	5,100,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $5,001,256; collateralized by various Common Stock with an aggregate market value of $5,577,199	5,000,000	5,000,000
NatWest Markets Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $3,308,468; collateralized by U.S. Treasury Obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 03/15/27 - 07/31/29, and an aggregate market value of $3,374,638	3,307,650	3,307,650
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $3,000,742; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $3,060,004	3,000,000	3,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $1,004,472; collateralized by various Common Stock with an aggregate market value of $1,111,253	1,000,000	1,000,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $4,000,984; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $4,081,004	4,000,000	4,000,000
See accompanying notes to financial statements.
BHFTII-104

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $9,002,215; collateralized by various Common Stock with an aggregate market value of $9,902,437	9,000,000	$9,000,000
		45,207,650
Time Deposit—0.2%
First Abu Dhabi Bank USA NV
4.320%, 01/02/25	1,000,000	1,000,000

Mutual Funds—3.7%
AB Government Money Market Portfolio, Institutional Class, 4.430% (g)	510,000	510,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (g)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (g)	5,000,000	5,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (g)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (g)	5,000,000	5,000,000
		25,510,000
Total Securities Lending Reinvestments (Cost $78,207,972)		78,208,397
Total Investments—111.3% (Cost $637,535,597)		772,020,554
Other assets and liabilities (net)—(11.3)%		(78,506,685)
Net Assets—100.0%		$693,513,869

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $112,529,937 and the collateral received consisted of cash in the amount of $78,200,747 and non-cash collateral with a value of $36,606,686. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(f)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(g)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$168,646,028	$0	$299,350,698
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(78,200,747)	$—	$—	$—	$(78,200,747)
Gross amount of recognized liabilities for securities lending transactions					$(78,200,747)
See accompanying notes to financial statements.
BHFTII-105

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$663,308,296	$—	$—	$663,308,296
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	30,503,861	—	30,503,861
Securities Lending Reinvestments
Certificates of Deposit	—	5,493,669	—	5,493,669
Commercial Paper	—	997,078	—	997,078
Repurchase Agreements	—	45,207,650	—	45,207,650
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	25,510,000	—	—	25,510,000
Total Securities Lending Reinvestments	25,510,000	52,698,397	—	78,208,397
Total Investments	$688,818,296	$83,202,258	$0	$772,020,554
Collateral for Securities Loaned (Liability)	$—	$(78,200,747)	$—	$(78,200,747)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$638,138,864
Gross unrealized appreciation	187,412,663
Gross unrealized (depreciation)	(53,530,973)
Net unrealized appreciation (depreciation)	$133,881,690
See accompanying notes to financial statements.
BHFTII-106

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$772,020,554
Receivable for:
Investments sold	2,898,511
Fund shares sold	757,450
Dividends and interest	618,674
Prepaid expenses	2,645
Total Assets	776,297,834
Liabilities
Collateral for securities loaned	78,200,747
Payable for:
Investments purchased	3,619,865
Fund shares redeemed	117,884
Accrued Expenses:
Management fees	437,945
Distribution and service fees	58,000
Deferred trustees’ fees	210,717
Other expenses	138,807
Total Liabilities	82,783,965
Net Assets	$693,513,869
Net Assets Consist of:
Paid in surplus	$427,725,553
Distributable earnings (Accumulated losses)	265,788,316
Net Assets	$693,513,869
Net Assets
Class A	$410,141,355
Class B	238,377,496
Class E	44,995,018
Capital Shares Outstanding*
Class A	2,001,839
Class B	1,244,360
Class E	227,106
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$204.88
Class B	191.57
Class E	198.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $637,535,597.
(b)	Includes securities loaned at value of $112,529,937.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends	$14,040,562
Interest	899,298
Securities lending income	171,492
Total investment income	15,111,352
Expenses
Management fees	6,235,220
Administration fees	46,116
Custodian and accounting fees	35,290
Distribution and service fees—Class B	644,215
Distribution and service fees—Class E	72,859
Audit and tax services	50,508
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	84,454
Insurance	6,467
Miscellaneous	14,008
Total expenses	7,308,921
Less management fee waiver	(736,432)
Net expenses	6,572,489
Net Investment Income	8,538,863
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	123,529,224
Net change in unrealized appreciation (depreciation) on investments	(92,458,458)
Net realized and unrealized gain (loss)	31,070,766
Net Increase (Decrease) in Net Assets From Operations	$39,609,629
See accompanying notes to financial statements.
BHFTII-107

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,538,863	$9,036,199
Net realized gain (loss)	123,529,224	68,910,923
Net change in unrealized appreciation (depreciation)	(92,458,458)	52,226,660
Increase (decrease) in net assets from operations	39,609,629	130,173,782
From Distributions to Shareholders
Class A	(45,406,384)	(62,025,079)
Class B	(26,550,970)	(37,339,491)
Class E	(4,906,125)	(6,880,844)
Total distributions	(76,863,479)	(106,245,414)
Increase (decrease) in net assets from capital share transactions	(56,496,771)	7,615,109
Total increase (decrease) in net assets	(93,750,621)	31,543,477
Net Assets
Beginning of period	787,264,490	755,721,013
End of period	$693,513,869	$787,264,490

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	341,257	$71,114,204	27,853	$5,759,736
Reinvestments	232,341	45,406,384	314,784	62,025,079
Redemptions	(713,941)	(151,315,968)	(311,887)	(65,909,261)
Net increase (decrease)	(140,343)	$(34,795,380)	30,750	$1,875,554
Class B
Sales	27,792	$5,487,457	28,325	$5,709,537
Reinvestments	145,103	26,550,970	201,020	37,339,491
Redemptions	(251,146)	(50,293,318)	(186,662)	(37,034,794)
Net increase (decrease)	(78,251)	$(18,254,891)	42,683	$6,014,234
Class E
Sales	6,247	$1,262,298	2,019	$416,738
Reinvestments	25,939	4,906,125	35,963	6,880,844
Redemptions	(46,662)	(9,614,923)	(37,066)	(7,572,261)
Net increase (decrease)	(14,476)	$(3,446,500)	916	$(274,679)
Increase (decrease) derived from capital shares transactions		$(56,496,771)		$7,615,109
See accompanying notes to financial statements.
BHFTII-108

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$217.38	$212.25	$290.67	$236.08	$229.44
Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.59	2.69	2.19	2.42	2.44
Net realized and unrealized gain (loss)	7.13	33.45	(39.64)	60.63	10.26
Total income (loss) from investment operations	9.72	36.14	(37.45)	63.05	12.70
Less Distributions
Distributions from net investment income	(2.72)	(1.92)	(2.54)	(2.58)	(1.90)
Distributions from net realized capital gains	(19.50)	(29.09)	(38.43)	(5.88)	(4.16)
Total distributions	(22.22)	(31.01)	(40.97)	(8.46)	(6.06)
Net Asset Value, End of Period	$204.88	$217.38	$212.25	$290.67	$236.08
Total Return (%) (b)	4.97	18.53	(12.62)	26.91	6.25
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.86	0.85	0.85	0.87
Net ratio of expenses to average net assets (%) (c)	0.77	0.77	0.76	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	1.22	1.28	0.91	0.88	1.25
Portfolio turnover rate (%)	23	21	20	12	44
Net assets, end of period (in millions)	$410.1	$465.7	$448.2	$589.4	$564.1

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$204.64	$201.42	$278.02	$226.22	$220.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.93	2.05	1.51	1.65	1.88
Net realized and unrealized gain (loss)	6.69	31.59	(37.89)	58.07	9.79
Total income (loss) from investment operations	8.62	33.64	(36.38)	59.72	11.67
Less Distributions
Distributions from net investment income	(2.19)	(1.33)	(1.79)	(2.04)	(1.36)
Distributions from net realized capital gains	(19.50)	(29.09)	(38.43)	(5.88)	(4.16)
Total distributions	(21.69)	(30.42)	(40.22)	(7.92)	(5.52)
Net Asset Value, End of Period	$191.57	$204.64	$201.42	$278.02	$226.22
Total Return (%) (b)	4.71	18.24	(12.84)	26.59	5.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11	1.10	1.10	1.12
Net ratio of expenses to average net assets (%) (c)	1.02	1.02	1.01	1.02	1.03
Ratio of net investment income (loss) to average net assets (%)	0.97	1.03	0.66	0.63	1.00
Portfolio turnover rate (%)	23	21	20	12	44
Net assets, end of period (in millions)	$238.4	$270.7	$257.8	$340.4	$318.9
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-109

Brighthouse Funds Trust II
Brighthouse/Artisan Mid Cap Value Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$210.90	$206.73	$284.18	$231.04	$224.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.19	2.31	1.79	1.95	2.12
Net realized and unrealized gain (loss)	6.92	32.50	(38.74)	59.32	10.02
Total income (loss) from investment operations	9.11	34.81	(36.95)	61.27	12.14
Less Distributions
Distributions from net investment income	(2.39)	(1.55)	(2.07)	(2.25)	(1.55)
Distributions from net realized capital gains	(19.50)	(29.09)	(38.43)	(5.88)	(4.16)
Total distributions	(21.89)	(30.64)	(40.50)	(8.13)	(5.71)
Net Asset Value, End of Period	$198.12	$210.90	$206.73	$284.18	$231.04
Total Return (%) (b)	4.81	18.35	(12.75)	26.71	6.09
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	1.00	1.00	1.02
Net ratio of expenses to average net assets (%) (c)	0.92	0.92	0.91	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	1.07	1.13	0.76	0.73	1.10
Portfolio turnover rate (%)	23	21	20	12	44
Net assets, end of period (in millions)	$45.0	$51.0	$49.8	$65.7	$64.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-110

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia — 6.4%
Accent Group Ltd.	97,699	$141,523
Adairs Ltd.	44,070	73,670
Ainsworth Game Technology Ltd. (a)	51,616	27,635
Alkane Resources Ltd. (a)	122,642	38,872
Alliance Aviation Services Ltd. (a)	6,026	11,111
AMA Group Ltd. (a)	880,225	30,501
Amotiv Ltd.	39,290	257,839
AMP Ltd.	476,602	466,629
Amplitude Energy Ltd. (a)	753,059	95,567
Ansell Ltd.	25,149	526,566
Appen Ltd. (a)	23,905	38,833
Arafura Rare Earths Ltd. (a)	397,507	28,232
ARB Corp. Ltd.	22,639	567,542
ARN Media Ltd.	82,651	37,529
Articore Group Ltd. (a)	43,202	7,484
AUB Group Ltd.	26,746	516,632
Audinate Group Ltd. (a)	14,833	68,074
Aurelia Metals Ltd. (a)	407,982	42,962
Aussie Broadband Ltd.	38,030	84,272
Austal Ltd. (a)	85,300	163,149
Australian Agricultural Co. Ltd. (a)	78,371	67,863
Australian Clinical Labs Ltd.	26,737	56,928
Australian Ethical Investment Ltd.	7,596	25,329
Australian Finance Group Ltd.	54,872	51,282
Australian Strategic Materials Ltd. (a)	39,545	12,981
Auswide Bank Ltd.	12,896	38,701
AVJennings Ltd. (a)	14,202	5,583
AVZ Minerals Ltd. (a) (b) (c)	403,512	42,308
Baby Bunting Group Ltd.	24,951	25,909
Bank of Queensland Ltd.	127,227	527,683
Bapcor Ltd.	85,877	250,215
Beach Energy Ltd.	317,481	276,266
Bega Cheese Ltd.	64,119	229,026
Bellevue Gold Ltd. (a)	215,537	150,847
Black Rock Mining Ltd. (a)	79,829	1,681
Boss Energy Ltd. (a)	37,968	57,156
Bravura Solutions Ltd. (a)	108,709	150,403
Breville Group Ltd.	24,260	530,093
Brickworks Ltd.	12,229	193,923
Bubs Australia Ltd. (a)	46,469	2,850
Calidus Resources Ltd. (a) (b) (c)	51,482	1,370
Capral Ltd.	5,292	32,593
Capricorn Metals Ltd. (a)	69,437	271,172
Carnarvon Energy Ltd. (a)	136,527	12,663
Cash Converters International Ltd.	152,939	23,195
Catapult Group International Ltd. (a)	33,605	76,930
Cedar Woods Properties Ltd.	19,138	65,244
Cettire Ltd. (a)	38,961	36,457
Challenger Ltd.	80,750	300,580
Champion Iron Ltd.	70,983	252,703
Chrysos Corp. Ltd. (a)	5,357	16,359
Clinuvel Pharmaceuticals Ltd.	9,453	70,506
Clover Corp. Ltd.	39,945	11,059
Coast Entertainment Holdings Ltd. (a)	113,950	34,567
Codan Ltd.	23,563	234,956
Collins Foods Ltd.	30,579	136,957
Security Description	Shares	Value
Australia — (Continued)
Core Lithium Ltd. (a)	66,314	$3,675
Coronado Global Resources, Inc. (CDI)	35,284	16,781
Corporate Travel Management Ltd.	28,366	232,041
Credit Corp. Group Ltd.	16,464	163,020
Dalrymple Bay Infrastructure Ltd.	13,567	30,230
Data#3 Ltd.	45,441	179,202
De Grey Mining Ltd. (a)	326,955	358,697
Deep Yellow Ltd. (a)	111,735	77,280
Deterra Royalties Ltd.	43,222	99,754
Develop Global Ltd. (a)	8,766	12,702
Dicker Data Ltd.	14,945	77,777
Domain Holdings Australia Ltd.	64,453	100,952
Domino's Pizza Enterprises Ltd.	13,509	245,576
Downer EDI Ltd.	150,888	489,352
Duratec Ltd.	11,427	10,610
Eagers Automotive Ltd.	35,943	262,823
Elanor Investor Group (a) (b) (c)	5,934	2,277
Elders Ltd.	48,728	215,554
Elixir Energy Ltd. (a)	29,923	815
Emeco Holdings Ltd. (a)	105,907	59,996
Emerald Resources NL (a)	99,710	201,608
EML Payments Ltd. (a)	62,760	32,448
Energy World Corp. Ltd. (a)	472,609	6,475
EQT Holdings Ltd.	5,343	105,612
Euroz Hartleys Group Ltd.	24,476	12,729
EVT Ltd.	24,788	175,048
Fiducian Group Ltd.	3,121	16,789
Finbar Group Ltd.	6,909	3,421
Firefinch Ltd. (a) (b) (c)	39,761	923
FleetPartners Group Ltd. (a)	69,358	115,604
Fleetwood Ltd.	35,042	42,080
Flight Centre Travel Group Ltd.	34,913	360,558
Frontier Digital Ventures Ltd. (a)	10,683	2,280
G8 Education Ltd.	193,918	156,647
Galan Lithium Ltd. (a)	48,070	4,158
Genesis Minerals Ltd. (a)	9,749	14,983
Gold Road Resources Ltd.	247,652	315,517
GR Engineering Services Ltd.	5,075	7,750
GrainCorp Ltd. - Class A	54,422	246,956
Grange Resources Ltd.	120,000	16,341
GWA Group Ltd.	64,632	96,729
Hansen Technologies Ltd.	45,381	150,062
Healius Ltd. (a)	170,247	144,277
Helia Group Ltd.	73,363	202,546
HUB24 Ltd.	13,558	581,697
Humm Group Ltd.	119,413	51,380
IDM International Ltd. (a) (b) (c)	1,969	0
IDP Education Ltd.	30,748	239,691
IGO Ltd.	9,654	28,521
Iluka Resources Ltd.	42,030	131,435
Imdex Ltd.	125,127	179,721
Immutep Ltd. (ADR) (a)	8,886	19,283
Incitec Pivot Ltd.	6,974	12,620
Infomedia Ltd.	109,692	104,238
Inghams Group Ltd.	86,621	170,527
Insignia Financial Ltd.	181,510	398,851
See accompanying notes to financial statements.
BHFTII-111

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Australia — (Continued)
Integral Diagnostics Ltd.	80,280	$144,445
ioneer Ltd. (a)	304,527	30,190
IPH Ltd.	62,112	192,993
IRESS Ltd. (a)	11,623	66,994
IVE Group Ltd.	19,754	25,646
Johns Lyng Group Ltd.	45,109	104,355
Jumbo Interactive Ltd.	12,118	104,422
Jupiter Mines Ltd.	439,415	39,352
Kelsian Group Ltd.	24,968	56,404
Kogan.com Ltd.	17,406	66,781
Lendlease Corp. Ltd.	89,844	345,560
Leo Lithium Ltd. (a) (b) (c)	28,400	1,582
Lifestyle Communities Ltd.	24,327	128,954
Lindsay Australia Ltd.	16,553	8,965
Lovisa Holdings Ltd.	13,735	255,501
Lycopodium Ltd.	6,179	38,012
MA Financial Group Ltd.	14,408	54,524
Macmahon Holdings Ltd.	380,170	81,259
Macquarie Technology Group Ltd. (a)	1,322	72,025
Mader Group Ltd.	3,508	13,070
Magellan Financial Group Ltd.	22,860	156,746
Mayne Pharma Group Ltd. (a)	15,480	47,643
McMillan Shakespeare Ltd.	12,977	120,514
McPherson's Ltd.	39,600	7,845
Megaport Ltd. (a)	25,601	116,020
Mesoblast Ltd. (a)	66,849	129,218
Metals X Ltd. (a)	147,577	37,913
Metcash Ltd.	176,193	337,418
Michael Hill International Ltd.	82,929	29,569
Monadelphous Group Ltd.	25,556	220,989
Monash IVF Group Ltd.	73,577	57,850
Mount Gibson Iron Ltd. (a)	158,334	28,870
Myer Holdings Ltd.	176,861	134,730
MyState Ltd.	25,651	70,816
Nanosonics Ltd. (a)	62,508	116,183
Navigator Global Investments Ltd.	52,466	55,871
Netwealth Group Ltd.	14,480	258,117
New Hope Corp. Ltd.	120,389	369,611
nib holdings Ltd.	115,415	390,621
Nick Scali Ltd.	20,348	189,121
Nine Entertainment Co. Holdings Ltd.	208,760	159,291
Novonix Ltd. (a)	62,041	28,253
NRW Holdings Ltd.	116,126	275,278
Nufarm Ltd.	95,753	209,890
Nuix Ltd. (a)	38,590	150,570
Objective Corp. Ltd.	2,117	20,735
OceanaGold Corp.	182,411	505,058
OFX Group Ltd. (a)	76,506	66,922
Omni Bridgeway Ltd. (a)	75,128	67,243
oOh!media Ltd.	130,777	95,506
Orora Ltd.	264,915	402,347
Pacific Current Group Ltd.	12,733	93,413
Paladin Energy Ltd. (a)	33,588	157,194
Panoramic Resources Ltd. (a) (b) (c)	278,314	1,206
Pantoro Ltd. (a)	260,554	14,644
Peet Ltd.	88,199	79,435
Security Description	Shares	Value
Australia — (Continued)
PeopleIN Ltd.	9,511	$5,772
Perenti Ltd.	204,417	176,874
Perpetual Ltd.	5,092	62,743
Perseus Mining Ltd.	340,886	545,121
PEXA Group Ltd. (a)	21,038	169,567
Platinum Asset Management Ltd.	124,443	53,162
Praemium Ltd.	98,955	45,024
Premier Investments Ltd.	15,190	302,185
Propel Funeral Partners Ltd.	9,117	33,130
PWR Holdings Ltd.	16,772	81,614
Ramelius Resources Ltd.	241,467	310,902
Regis Healthcare Ltd.	32,213	119,413
Regis Resources Ltd. (a)	188,824	299,578
Reject Shop Ltd.	12,421	21,450
Resolute Mining Ltd. (a)	677,338	166,348
Retail Food Group Ltd. (a)	5,455	8,610
Ridley Corp. Ltd.	84,588	141,377
RPMGlobal Holdings Ltd. (a)	32,785	61,721
Sandfire Resources Ltd. (a)	110,315	631,137
Select Harvests Ltd. (a)	41,084	108,121
Servcorp Ltd.	21,215	64,281
Service Stream Ltd.	154,571	148,824
Seven West Media Ltd. (a)	319,979	29,709
SG Fleet Group Ltd.	27,529	58,043
Shaver Shop Group Ltd.	18,090	14,702
Sigma Healthcare Ltd.	378,460	611,957
Silver Mines Ltd. (a)	96,138	4,618
SmartGroup Corp. Ltd.	33,331	159,785
SolGold PLC (a)	36,239	3,130
Solvar Ltd.	57,482	52,822
Southern Cross Media Group Ltd.	76,997	28,604
SRG Global Ltd.	48,370	41,382
St Barbara Ltd. (a)	275,392	38,559
Stanmore Resources Ltd.	10,423	19,353
Star Entertainment Group Ltd. (a)	653,049	76,433
Strandline Resources Ltd. (a) (b) (c)	43,753	487
Sunland Group Ltd. (a) (b) (c)	40,150	348
Super Retail Group Ltd.	40,181	376,573
Superloop Ltd. (a)	128,977	174,508
Syrah Resources Ltd. (a)	206,663	26,233
Tabcorp Holdings Ltd.	406,397	141,862
Temple & Webster Group Ltd. (a)	1,356	10,998
Ten Sixty Four Ltd. (a) (b) (c)	60,972	4,151
Terracom Ltd.	54,002	6,017
Tribune Resources Ltd.	2,377	6,126
Tuas Ltd. (a)	23,255	91,259
Tyro Payments Ltd. (a)	64,496	32,544
Vault Minerals Ltd. (a)	109,393	22,450
Ventia Services Group Pty. Ltd.	110,267	244,975
Virgin Australia Holdings Pty. Ltd. (a) (b) (c)	968,773	1
Vista Group International Ltd. (a)	33,201	57,577
Viva Energy Group Ltd.	134,676	219,285
Vulcan Energy Resources Ltd. (a)	11,071	36,704
Webjet Group Ltd. (a)	84,765	45,591
Webjet Ltd. (a)	84,765	240,076
West African Resources Ltd. (a)	264,267	235,825
See accompanying notes to financial statements.
BHFTII-112

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Australia — (Continued)
Westgold Resources Ltd.	123,130	$216,894
Westgold Resources Ltd. (a)	72,667	127,393
Whitehaven Coal Ltd.	85,481	327,224
Zip Co. Ltd. (a)	309,036	562,168
		29,424,583
Austria — 1.4%
Agrana Beteiligungs AG (d)	3,399	36,921
ams-OSRAM AG (a) (d)	21,983	143,128
ANDRITZ AG	13,919	705,978
AT&S Austria Technologie & Systemtechnik AG (a) (d)	5,424	68,023
A-TEC Industries AG (a) (b) (c)	1	0
BAWAG Group AG	19,374	1,627,670
CA Immobilien Anlagen AG (d)	8,328	201,117
DO & Co. AG (a)	2,066	385,205
Eurotelesites AG (a) (d)	6,880	33,444
EVN AG	6,679	152,058
FACC AG (a)	6,291	38,890
Immofinanz AG (a) (d)	5,772	89,332
Kapsch TrafficCom AG (a)	1,870	11,311
Kontron AG	12,762	257,263
Lenzing AG (a)	4,153	126,883
Mayr Melnhof Karton AG (d)	2,085	171,787
Oesterreichische Post AG (d)	4,583	136,780
Palfinger AG	4,392	89,525
POLYTEC Holding AG (a) (d)	6,228	12,897
Porr AG	2,768	50,842
Rosenbauer International AG (a)	1,414	50,164
Schoeller-Bleckmann Oilfield Equipment AG	2,111	65,096
Semperit AG Holding (d)	2,077	25,467
Telekom Austria AG	25,457	209,610
UBM Development AG (a) (d)	1,083	18,065
UNIQA Insurance Group AG	29,654	240,493
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,619	239,375
voestalpine AG	25,493	483,751
Wienerberger AG	23,585	653,013
Zumtobel Group AG	8,536	43,348
		6,367,436
Belgium — 1.4%
Ackermans & van Haaren NV	4,266	841,877
Ageas SA	2,711	131,715
AGFA-Gevaert NV (a) (d)	40,080	29,900
Atenor (a)	6,098	21,438
Azelis Group NV	9,927	194,663
Barco NV (d)	15,005	162,907
Bekaert SA	7,448	257,899
Biocartis Group NV (a) (b) (c)	16,240	0
bpost SA	18,928	38,588
Cie d'Entreprises CFE	2,249	13,536
Colruyt Group NV	8,769	329,035
Deceuninck NV	27,313	68,637
Deme Group NV	1,759	251,092
Econocom Group SA NV	20,343	39,279
Elia Group SA (d)	3,002	230,748
EVS Broadcast Equipment SA	3,873	123,426
Security Description	Shares	Value
Belgium — (Continued)
Fagron	13,331	$231,101
Galapagos NV (a)	9,086	249,237
Gimv NV	4,593	190,363
Greenyard NV	5,819	32,550
Immobel SA	1,276	24,713
Ion Beam Applications	5,598	77,500
Jensen-Group NV	1,035	46,329
Kinepolis Group NV (d)	3,515	143,091
Lotus Bakeries NV	45	502,535
MDxHealth SA (a)	843	1,998
Melexis NV	4,202	245,946
Ontex Group NV (a)	14,208	123,282
Orange Belgium SA (a)	4,348	66,818
Proximus SADP	28,286	147,237
Recticel SA	10,386	112,307
Roularta Media Group NV	32	373
Sipef NV	1,593	93,713
Solvay SA (d)	15,973	515,623
Tessenderlo Group SA (d)	4,940	96,718
Umicore SA	18,570	190,544
Van de Velde NV	1,970	59,787
VGP NV	1,667	123,147
Viohalco SA (d)	22,715	126,616
What's Cooking BV	153	17,115
X-Fab Silicon Foundries SE (a)	14,349	73,679
		6,227,062
Bermuda — 0.0%
Northern Ocean Ltd. (a) (d)	29,554	20,002
Brazil — 0.1%
ERO Copper Corp. (a)	13,490	181,875
Karoon Energy Ltd.	181,723	157,504
Pluxee NV	7,577	145,872
		485,251
Burkina Faso — 0.2%
Endeavour Mining PLC (d)	27,544	499,163
IAMGOLD Corp. (a)	118,555	612,796
		1,111,959
Cambodia — 0.0%
NagaCorp Ltd. (a) (d)	254,719	95,416
Canada — 10.4%
5N Plus, Inc. (a)	33,732	173,183
Acadian Timber Corp.	3,800	46,051
ADENTRA, Inc.	1,000	25,830
ADF Group, Inc.	2,900	19,650
Advantage Energy Ltd. (a) (d)	40,225	275,918
Aecon Group, Inc.	17,346	328,469
Africa Oil Corp.	57,099	78,253
Ag Growth International, Inc. (d)	4,720	166,872
AGF Management Ltd. - Class B	16,613	123,316
Aimia, Inc. (a) (d)	24,635	45,244
Air Canada (a) (d)	15,433	238,992
See accompanying notes to financial statements.
BHFTII-113

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Canada — (Continued)
AirBoss of America Corp. (d)	3,761	$9,969
Algoma Central Corp.	4,710	48,494
Algonquin Power & Utilities Corp. (d)	101,548	451,264
Altius Minerals Corp.	8,260	152,966
Altus Group Ltd. (d)	8,586	334,492
Americas Gold & Silver Corp. (a)	4,400	1,699
Amerigo Resources Ltd.	35,000	37,984
Andlauer Healthcare Group, Inc. (d)	2,076	60,946
Andrew Peller Ltd. - Class A	11,417	32,882
Aritzia, Inc. (a) (d)	19,417	721,865
Ascot Resources Ltd. (a)	16,500	2,124
Atco Ltd. - Class I (d)	17,446	577,468
Athabasca Oil Corp. (a) (d)	132,924	492,876
ATS Corp. (a) (d)	20,733	632,324
Aurora Cannabis, Inc. (a)	872	3,706
AutoCanada, Inc. (a) (d)	5,328	64,235
B2Gold Corp.	296,857	724,982
Badger Infrastructure Solution	8,462	211,219
Ballard Power Systems, Inc. (a) (d)	37,678	62,545
Baytex Energy Corp. (d)	65,383	168,296
Birchcliff Energy Ltd. (d)	60,988	229,959
Bird Construction, Inc.	18,612	337,423
Black Diamond Group Ltd.	19,812	129,558
BlackBerry Ltd. (a)	34,628	130,894
BMTC Group, Inc.	5,387	49,656
Boralex, Inc. - Class A (d)	25,118	501,679
Boyd Group Services, Inc. (d)	4,537	684,219
Calfrac Well Services Ltd. (a)	3,087	8,139
Calian Group Ltd.	2,846	95,728
Canaccord Genuity Group, Inc.	23,412	164,663
Canada Goose Holdings, Inc. (a)	3,469	34,848
Canada Goose Holdings, Inc. (a) (d)	9,656	96,850
Canadian Tire Corp. Ltd. - Class A	2,675	281,410
Canadian Western Bank	24,440	998,887
Canfor Corp. (a)	15,511	163,802
Capital Power Corp. (d)	31,332	1,388,901
Capstone Copper Corp. (a) (d)	122,839	759,706
Cardinal Energy Ltd. (d)	32,459	146,325
Cascades, Inc.	20,426	169,240
Celestica, Inc. (a)	5,961	550,131
Centerra Gold, Inc.	50,985	290,137
CES Energy Solutions Corp. (d)	73,142	504,761
CI Financial Corp. (d)	20,780	447,273
Cineplex, Inc. (a) (d)	6,558	55,659
Cipher Pharmaceuticals, Inc. (a)	2,300	22,913
Clairvest Group, Inc.	200	9,739
Cogeco Communications, Inc. (d)	3,380	158,366
Cogeco, Inc.	1,409	57,803
Computer Modelling Group Ltd.	27,420	203,154
Converge Technology Solutions Corp.	3,570	8,121
Corby Spirit & Wine Ltd.	3,957	34,520
Cronos Group, Inc. (a)	20,813	42,042
Culico Metals, Inc. (a) (d)	8,637	721
Definity Financial Corp.	9,869	401,296
Denison Mines Corp. (a) (d)	149,571	271,578
Dexterra Group, Inc. (d)	11,442	62,087
Security Description	Shares	Value
Canada — (Continued)
Doman Building Materials Group Ltd.	19,304	$113,881
Dorel Industries, Inc. - Class B (a) (d)	8,626	23,344
DREAM Unlimited Corp. - Class A	6,072	93,438
Dundee Precious Metals, Inc.	45,872	416,133
Dye & Durham Ltd. (d)	4,963	60,697
E-L Financial Corp. Ltd. (d)	677	624,039
Endeavour Silver Corp. (a) (d)	34,348	125,927
Enerflex Ltd.	29,289	291,576
Enghouse Systems Ltd.	12,678	238,928
Ensign Energy Services, Inc. (a)	39,626	82,149
EQB, Inc. (d)	7,498	516,245
Equinox Gold Corp. (a)	56,499	284,103
Evertz Technologies Ltd.	8,149	71,430
Exchange Income Corp. (d)	5,351	219,073
Exco Technologies Ltd.	7,732	40,396
Extendicare, Inc. (d)	19,562	144,662
Fiera Capital Corp. (d)	22,157	139,035
Finning International, Inc.	33,832	896,491
Firm Capital Mortgage Investment Corp.	9,574	79,525
First Majestic Silver Corp. (d)	54,590	299,963
First Mining Gold Corp. (a) (d)	50,000	4,174
First National Financial Corp.	4,207	118,064
Fortuna Mining Corp. (a)	79,418	340,888
Freehold Royalties Ltd. (d)	30,612	272,376
Galiano Gold, Inc. (a)	23,027	28,675
Gamehost, Inc.	4,952	34,967
GDI Integrated Facility Services, Inc. (a)	3,200	87,377
Gibson Energy, Inc. (d)	38,325	652,681
goeasy Ltd.	3,095	358,946
GoGold Resources, Inc. (a)	28,473	21,987
GoldMoney, Inc. (a)	2,199	11,779
Guardian Capital Group Ltd. - Class A	5,200	154,287
Haivision Systems, Inc. (a)	4,800	17,231
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Headwater Exploration, Inc. (d)	48,021	220,821
Heroux-Devtek, Inc. (a)	8,353	184,673
High Liner Foods, Inc. (d)	6,007	66,737
Hudbay Minerals, Inc.	84,922	688,852
Imperial Metals Corp. (a) (d)	19,966	25,280
Information Services Corp.	2,900	52,837
Innergex Renewable Energy, Inc. (d)	35,108	196,612
InPlay Oil Corp. (d)	5,900	7,101
Interfor Corp. (a)	11,632	135,866
International Petroleum Corp. (a)	1,640	19,179
International Petroleum Corp. (a) (d)	15,668	180,107
International Tower Hill Mines Ltd. (a) (d)	21,604	9,619
Jamieson Wellness, Inc. (d)	11,657	297,700
Journey Energy, Inc. (a) (d)	100	131
K92 Mining, Inc. (a)	27,548	166,348
K-Bro Linen, Inc.	2,819	74,287
Kelt Exploration Ltd. (a)	42,251	206,339
Kinaxis, Inc. (a)	519	62,513
Knight Therapeutics, Inc. (a)	19,152	71,148
KP Tissue, Inc.	1,400	8,016
Labrador Iron Ore Royalty Corp. (d)	15,500	311,952
Largo, Inc. (a) (d)	8,317	14,407
See accompanying notes to financial statements.
BHFTII-114

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Canada — (Continued)
Lassonde Industries, Inc. - Class A	900	$115,724
Laurentian Bank of Canada (d)	10,404	209,607
Leon's Furniture Ltd.	6,639	119,067
Lightspeed Commerce, Inc. (a) (d)	32,213	490,604
Lightstream Resources Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	10,944	432,370
Lucara Diamond Corp. (a) (d)	110,136	31,797
Lundin Gold, Inc.	14,430	307,784
Magellan Aerospace Corp.	5,794	40,590
Mainstreet Equity Corp.	1,161	163,151
Major Drilling Group International, Inc. (a)	21,177	120,953
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	20,167	285,364
Martinrea International, Inc.	17,601	110,446
Mattr Corp. (a) (d)	19,991	175,788
Maxim Power Corp.	2,800	11,609
Medical Facilities Corp. (d)	8,161	88,624
MEG Energy Corp. (d)	33,411	548,541
Melcor Developments Ltd.	3,120	28,000
Methanex Corp.	15,340	766,120
Morguard Corp.	1,400	113,290
MTY Food Group, Inc. (d)	5,320	169,395
Mullen Group Ltd. (d)	22,154	224,707
Neo Performance Materials, Inc.	4,300	23,901
New Gold, Inc. (a)	172,247	430,183
NFI Group, Inc. (a)	13,975	136,109
North American Construction Group Ltd.	6,663	143,601
North West Co., Inc. (d)	12,871	439,823
Northland Power, Inc.	37,668	469,065
NuVista Energy Ltd. (a) (d)	40,217	386,656
Obsidian Energy Ltd. (a)	5,354	31,000
Onex Corp. (d)	6,977	544,977
Organigram Holdings, Inc. (a)	9,249	14,891
Orla Mining Ltd. (a)	18,012	99,786
Osisko Gold Royalties Ltd. (d)	36,827	666,880
Paramount Resources Ltd. - Class A (d)	19,490	431,439
Parex Resources, Inc.	27,059	274,458
Parkland Corp. (d)	24,990	565,185
Pason Systems, Inc.	22,416	212,238
Pet Valu Holdings Ltd.	900	15,803
Peyto Exploration & Development Corp. (d)	48,991	584,163
PHX Energy Services Corp. (d)	10,794	69,985
Pizza Pizza Royalty Corp. (d)	6,998	63,337
Polaris Renewable Energy, Inc.	5,300	49,149
Pollard Banknote Ltd. (d)	2,690	44,913
PrairieSky Royalty Ltd. (d)	54,752	1,067,654
Precision Drilling Corp. (a)	3,394	207,590
Premium Brands Holdings Corp. (d)	11,155	613,682
Propel Holdings, Inc. (d)	1,050	26,874
Pulse Seismic, Inc.	13,500	22,446
Quarterhill, Inc. (a)	37,345	42,607
Quebecor, Inc. - Class B (d)	6,314	138,364
Questerre Energy Corp. - Class A (a) (d)	83,569	13,081
Real Matters, Inc. (a)	1,336	6,078
RF Capital Group, Inc. (a)	1,730	9,038
Richelieu Hardware Ltd.	12,790	347,366
Security Description	Shares	Value
Canada — (Continued)
Rogers Sugar, Inc.	28,139	$114,909
Russel Metals, Inc.	15,022	439,964
Sandstorm Gold Ltd.	18,119	101,104
Savaria Corp.	10,600	146,672
Seabridge Gold, Inc. (a)	8,233	93,939
Secure Energy Services, Inc. (d)	61,364	694,131
Sienna Senior Living, Inc.	20,676	224,675
SilverCrest Metals, Inc. (a)	19,588	178,414
SNDL, Inc. (a)	11,204	20,055
Source Energy Services Ltd. (a)	1,300	14,687
Spartan Delta Corp. (a) (d)	16,736	40,168
Spin Master Corp. (d)	8,748	206,125
Sprott, Inc.	5,042	212,455
SSR Mining, Inc. (a) (d)	45,893	320,544
Stella-Jones, Inc. (d)	12,694	628,673
Steppe Gold Ltd. (a)	6,300	2,673
StorageVault Canada, Inc.	25,070	68,716
SunOpta, Inc. (a)	7,292	56,309
Superior Plus Corp. (d)	46,786	207,981
Surge Energy, Inc. (d)	12,100	48,654
Sylogist Ltd.	1,343	8,287
Tamarack Valley Energy Ltd. (d)	85,898	286,237
Taseko Mines Ltd. (a)	80,286	156,389
TerraVest Industries, Inc.	1,600	124,443
Tidewater Midstream & Infrastructure Ltd. (a) (d)	79,200	8,265
Timbercreek Financial Corp. (d)	21,651	106,489
Topaz Energy Corp.	8,101	156,954
Torex Gold Resources, Inc. (a)	22,294	439,226
Total Energy Services, Inc.	9,886	79,435
TransAlta Corp.	58,778	831,303
Transat AT, Inc. (a) (d)	3,600	4,884
Transcontinental, Inc. - Class A (d)	17,620	227,628
Trevali Mining Corp. (a) (b) (c)	9,060	0
Trican Well Service Ltd. (d)	54,113	193,120
Triple Flag Precious Metals Corp.	3,866	58,130
Trisura Group Ltd. (a)	10,823	293,492
Vecima Networks, Inc.	2,500	27,740
Veren, Inc.	44,193	227,152
Veren, Inc. (d)	81,177	417,335
Vermilion Energy, Inc.	27,826	261,912
Vermilion Energy, Inc. (d)	7,128	67,003
VersaBank	3,000	41,315
Vitalhub Corp. (a)	5,716	44,815
Wajax Corp.	6,485	94,560
Well Health Technologies Corp. (a)	21,014	100,286
Wesdome Gold Mines Ltd. (a)	36,507	327,876
Western Forest Products, Inc. (a) (d)	105,262	29,657
Westshore Terminals Investment Corp.	9,851	154,401
Whitecap Resources, Inc. (d)	105,656	749,724
WildBrain Ltd. (a) (d)	20,140	22,978
Winpak Ltd.	8,152	270,684
Yellow Pages Ltd. (d)	3,727	30,725
Zenith Capital Corp. (a) (b) (c)	12,830	642
		48,081,082
See accompanying notes to financial statements.
BHFTII-115

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
China — 0.2%
Bund Center Investment Ltd.	107,700	$29,150
China Gold International Resources Corp. Ltd. (a) (d)	79,013	409,508
CITIC Telecom International Holdings Ltd.	438,000	131,461
ESR Group Ltd.	21,800	33,570
First Sponsor Group Ltd.	9,490	7,366
Fosun Tourism Group (a)	14,400	13,768
Kerry Logistics Network Ltd.	67,000	59,347
KRP Development Holdings Ltd.	35,000	2,704
Neo-Neon Holdings Ltd. (a)	322,500	15,993
Shangri-La Asia Ltd.	234,000	159,661
Theme International Holdings Ltd.	170,000	8,738
VSTECS Holdings Ltd.	151,200	101,237
		972,503
Colombia — 0.0%
Canacol Energy Ltd. (a) (d)	7,932	21,190
Frontera Energy Corp. (d)	9,706	58,339
Gran Tierra Energy, Inc. (a) (d)	11,221	82,355
		161,884
Cyprus — 0.0%
Atalaya Mining PLC	5,060	22,672
Denmark — 2.8%
ALK-Abello AS (a)	32,751	727,991
Alm Brand AS	197,397	384,672
Ambu AS - Class B (d)	31,560	455,844
Bang & Olufsen AS (a)	30,627	39,950
Bavarian Nordic AS (a)	18,167	476,795
Better Collective AS (a) (d)	5,321	53,581
cBrain AS	1,648	41,064
Cementir Holding NV	12,468	136,108
Chemometec AS (d)	3,635	246,834
Columbus AS	20,865	29,129
D/S Norden AS	5,677	168,407
Demant AS (a)	879	32,417
Dfds AS	9,415	174,580
FLSmidth & Co. AS	11,299	559,423
GN Store Nord AS (a)	19,401	360,406
H Lundbeck AS (d)	44,313	254,261
H Lundbeck AS - A Shares	5,266	24,422
H&H International AS - Class B (a)	4,441	48,587
Harboes Bryggeri AS - Class B (d)	1,454	30,794
ISS AS (d)	36,366	663,200
Jeudan AS	2,360	66,548
Jyske Bank AS	10,567	748,515
Matas AS (d)	8,237	155,478
Napatech AS (a)	3,374	7,563
Netcompany Group AS (a)	7,774	366,039
Nilfisk Holding AS (a)	3,340	48,439
NKT AS (a)	12,157	870,425
NNIT AS (a) (d)	2,656	34,111
North Media AS (d)	679	4,553
NTG Nordic Transport Group AS (a)	1,858	66,215
Parken Sport & Entertainment AS	2,351	41,638
Per Aarsleff Holding AS	4,996	348,361
Security Description	Shares	Value
Denmark — (Continued)
Ringkjoebing Landbobank AS	6,110	$1,022,763
Rockwool AS - A Shares	412	144,842
Rockwool AS - B Shares	884	313,308
Royal Unibrew AS	11,705	821,830
RTX AS (a) (d)	2,486	19,477
Scandinavian Tobacco Group AS	12,714	168,301
Schouw & Co. AS	3,249	243,084
Solar AS - B Shares	1,534	63,819
SP Group AS	1,294	55,345
Spar Nord Bank AS	19,063	545,308
Sparekassen Sjaelland-Fyn AS	1,358	47,064
Sydbank AS	14,908	786,865
TCM Group AS (a)	502	4,673
Tivoli AS	844	76,911
UIE PLC	4,635	195,709
Vestjysk Bank AS	23,730	14,061
Zealand Pharma AS (a)	7,855	780,378
		12,970,088
Egypt — 0.0%
Orascom Development Holding AG (a)	4,230	25,914
Faeroe Islands — 0.0%
Foroya Banki P	1,109	24,978
Finland — 2.4%
Aktia Bank OYJ	11,350	108,290
Alma Media OYJ	10,487	119,408
Anora Group OYJ	1,398	4,112
Apetit OYJ	1,205	17,412
Aspo OYJ	7,386	37,145
Atria OYJ	3,290	36,810
Bittium OYJ	8,034	52,909
Cargotec OYJ - B Shares	8,074	429,028
Citycon OYJ (d)	21,486	71,556
Digia OYJ	6,625	45,690
Elisa OYJ	15,224	658,634
Enento Group OYJ	3,892	70,471
eQ OYJ	382	5,121
Finnair OYJ (a) (d)	39,441	90,366
Fiskars OYJ Abp	6,971	107,877
F-Secure OYJ	15,912	29,399
Harvia OYJ	2,955	131,163
HKFoods OYJ (a)	6,704	5,362
Huhtamaki OYJ	20,084	710,400
Ilkka OYJ	5,725	18,853
Kalmar OYJ - B Shares (a)	8,074	265,988
Kamux Corp. (d)	4,328	11,900
Kemira OYJ	22,674	458,358
Kesko OYJ - A Shares	5,789	108,171
Kesko OYJ - B Shares	30,707	578,726
Kojamo OYJ (a)	26,601	258,705
Konecranes OYJ	15,630	996,014
Lassila & Tikanoja OYJ	6,984	56,929
Lindex Group OYJ (a)	9,321	25,935
Mandatum OYJ	13,573	63,109
See accompanying notes to financial statements.
BHFTII-116

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Finland — (Continued)
Marimekko OYJ	4,363	$54,786
Metsa Board OYJ - Class B	33,424	146,714
Metso OYJ	51,731	484,790
Nokian Renkaat OYJ (d)	26,162	199,023
Olvi OYJ - A Shares	4,019	121,549
Oriola OYJ	4,196	3,908
Oriola OYJ - B Shares	32,135	29,611
Orion OYJ - Class A	7,027	310,071
Orion OYJ - Class B	14,294	633,159
Outokumpu OYJ (d)	82,099	246,620
Ponsse OYJ	3,208	66,800
Puuilo OYJ	5,676	60,068
QT Group OYJ (a)	2,738	192,055
Raisio OYJ - V Shares	30,401	67,866
Rapala VMC OYJ (a)	8,902	17,659
Revenio Group OYJ	5,309	146,485
Sampo OYJ - A Shares (a)	12,720	516,382
Sanoma OYJ	18,857	149,823
Stora Enso OYJ - R Shares	26,384	267,062
Taaleri PLC	1,210	10,064
Talenom OYJ (d)	2,085	8,779
Teleste OYJ (a)	2,149	5,877
Terveystalo OYJ	14,772	160,972
TietoEVRY OYJ (d)	21,451	378,096
Tokmanni Group Corp.	6,854	85,984
Vaisala OYJ - A Shares	5,101	255,637
Valmet OYJ	33,362	804,752
WithSecure OYJ (a) (d)	26,373	20,748
YIT OYJ (a)	27,133	69,996
		11,089,177
France — 4.9%
ABC arbitrage	2,865	14,184
AKWEL SADIR	2,629	21,792
Alstom SA (a)	44,093	984,918
Altamir (d)	7,426	173,985
Alten SA	6,873	559,718
Arkema SA	7,926	604,409
Assystem SA (d)	1,779	87,137
Aubay	803	37,437
Axway Software SA (a)	2,930	83,718
Bastide le Confort Medical (a)	938	23,367
Beneteau SACA (d)	8,857	80,692
Bigben Interactive (a)	4,507	6,704
Boiron SA	1,382	38,331
Bonduelle SCA	4,120	28,253
Catana Group (d)	2,793	14,612
CBo Territoria	2,864	10,590
Cegedim SA (a)	2,295	30,325
Cie des Alpes	4,881	76,655
Clariane SE (a) (d)	48,256	103,385
Coface SA	31,535	469,772
Derichebourg SA	22,712	125,990
Eiffage SA	3,926	344,574
Ekinops SAS (a)	1,670	6,422
Electricite de Strasbourg SA	329	39,871
Security Description	Shares	Value
France — (Continued)
Elior Group SA (a) (d)	29,385	$85,363
Elis SA	44,333	862,400
Equasens (d)	717	32,864
Eramet SA (d)	2,235	123,743
Esso SA Francaise	753	84,567
Etablissements Maurel et Prom SA	18,875	111,886
Eurazeo SE	10,292	761,023
Euroapi SA (a) (d)	7,243	21,610
Eutelsat Communications SACA (a) (d)	44,681	104,977
Exclusive Networks SA	971	18,969
Exel Industries SA - A Shares	618	27,529
Fnac Darty SA	2,444	72,124
Foraco International SA (d)	17,535	29,399
Forvia SE	34,097	306,648
Gaztransport Et Technigaz SA	7,959	1,060,382
GEA	165	12,819
Getlink SE	19,108	304,196
GL Events SACA (d)	2,648	50,214
Groupe Crit SA	1,062	67,325
Guerbet (d)	1,201	33,344
Guillemot Corp. (a)	770	5,664
Haulotte Group SA (a)	5,337	14,704
ID Logistics Group SACA (a)	796	312,003
Imerys SA	7,588	219,982
Infotel SA	342	15,303
Interparfums SA	1,393	58,300
IPSOS SA	11,403	538,640
Jacquet Metals SACA (d)	2,954	51,892
JCDecaux SE (a)	13,978	218,988
Kaufman & Broad SA	3,970	133,485
La Francaise De L'energie SACA (a) (d)	252	6,163
La Francaise des Jeux SACA	10,923	419,588
Laurent-Perrier	1,255	133,634
Lectra	328	8,780
LISI SA	1,686	38,422
LNA Sante SA	1,534	38,261
Lumibird (a) (d)	562	5,449
Maisons du Monde SA (d)	7,475	33,365
Manitou BF SA	2,626	45,498
Mersen SA	5,220	110,925
Metropole Television SA	6,596	76,659
Nacon SA (a) (d)	3,416	2,636
Neoen SA	9,961	409,889
Nexans SA	6,484	694,807
Nexity SA (a)	9,433	126,422
NRJ Group	9,690	70,214
Oeneo SA (d)	2,122	21,555
Opmobility	12,724	132,237
Pierre Et Vacances SA (a)	6,918	10,850
Quadient SA	7,246	140,240
Recylex SA (a) (b) (c)	3,335	0
Rexel SA	43,232	1,091,326
Robertet SA	43	37,677
Rubis SCA	17,934	440,467
Samse SACA	107	15,961
Savencia SA	1,728	94,868
See accompanying notes to financial statements.
BHFTII-117

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
France — (Continued)
SCOR SE	34,667	$848,977
SEB SA	4,545	409,553
Seche Environnement SACA	1,076	86,606
SMCP SA (a)	1,230	4,677
Societe BIC SA	5,438	359,411
Societe LDC SADIR	700	49,672
SOITEC (a)	2,731	244,697
Sopra Steria Group	3,520	623,562
SPIE SA	31,212	968,314
Stef SA	974	132,374
Sword Group (d)	1,364	50,340
Synergie SE (a)	3,366	108,314
Technip Energies NV	30,538	813,115
Teleperformance SE (d)	9,401	806,320
Television Francaise 1 SA (d)	9,749	73,569
TFF Group	142	4,149
Thermador Groupe (d)	1,800	134,430
Tikehau Capital SCA (d)	7,508	159,325
Trigano SA (d)	2,311	292,765
Ubisoft Entertainment SA (a) (d)	18,776	256,739
Valeo SE	49,990	476,857
Vallourec SACA (a)	37,257	633,997
Verallia SA	15,618	392,832
Vetoquinol SA	376	29,176
Vicat SACA	3,936	149,131
VIEL & Cie SA	4,205	50,090
Virbac SACA	307	100,340
Viridien (a) (d)	1,892	99,308
Voltalia SA (a) (d)	4,361	32,214
Vranken-Pommery Monopole SA	958	13,119
Wavestone (d)	1,238	54,705
		22,371,755
Georgia — 0.2%
Bank of Georgia Group PLC	12,832	756,121
Georgia Capital PLC (a)	7,105	106,413
TBC Bank Group PLC	7,218	281,925
		1,144,459
Germany — 5.6%
1&1 AG	12,016	156,785
7C Solarparken AG (d)	12,415	24,440
Adesso SE	561	51,100
Adtran Networks SE	908	18,771
AIXTRON SE	1,553	24,441
All for One Group SE	498	29,885
Allgeier SE	2,942	45,915
AlzChem Group AG	504	29,768
Amadeus Fire AG	1,153	90,894
Aroundtown SA (a)	165,287	500,035
Atoss Software SE	1,982	234,451
Aurubis AG (d)	7,379	586,084
Auto1 Group SE (a)	1,308	21,140
Basler AG (a) (d)	3,660	23,198
BayWa AG (a) (d)	4,390	48,346
Bechtle AG (d)	19,131	616,224
Security Description	Shares	Value
Germany — (Continued)
Bertrandt AG (d)	1,942	$37,024
Bijou Brigitte AG	1,351	47,823
Bilfinger SE	7,883	377,652
Borussia Dortmund GmbH & Co. KGaA (d)	21,140	68,747
BRANICKS Group AG (a) (d)	13,461	31,175
Brenntag SE	473	28,358
CANCOM SE	2,487	59,858
Ceconomy AG (a)	42,722	116,522
CENIT AG	3,413	25,732
Cewe Stiftung & Co. KGaA	1,524	163,243
CompuGroup Medical SE & Co. KGaA (d)	7,186	161,946
CTS Eventim AG & Co. KGaA	13,435	1,135,827
Data Modul AG Produktion Und Vertrieb Von Elektronischen Systemen	138	3,858
Dermapharm Holding SE	3,957	159,458
Deutsche Beteiligungs AG (d)	4,577	109,049
Deutsche EuroShop AG	1,221	23,389
Deutsche Pfandbriefbank AG (a)	36,470	180,863
Deutz AG	26,653	111,489
Dr. Hoenle AG (a)	2,084	16,211
Draegerwerk AG & Co. KGaA (d)	1,062	45,314
Duerr AG	12,853	285,061
DWS Group GmbH & Co. KGaA (d)	7,166	295,472
Eckert & Ziegler SE	3,478	160,324
Elmos Semiconductor SE	1,709	120,757
ElringKlinger AG (d)	8,918	38,792
Energiekontor AG (d)	1,621	82,670
EuroEyes International Eye Clinic Ltd.	10,000	5,005
Evonik Industries AG	19,625	340,109
Evotec SE (a) (d)	5,019	42,623
Fielmann Group AG	6,031	258,631
flatexDEGIRO AG	12,762	195,280
FORTEC Elektronik AG	253	4,793
Fraport AG Frankfurt Airport Services Worldwide (a) (d)	8,815	534,124
Freenet AG	29,074	829,236
Friedrich Vorwerk Group SE	938	26,092
FUCHS SE	7,932	261,259
GEA Group AG	32,192	1,594,707
Gerresheimer AG	7,867	578,532
Gesco SE	2,953	40,399
GFT Technologies SE	4,214	96,690
Grand City Properties SA (a)	29,902	364,057
Grenke AG	1,610	25,723
H&R GmbH & Co. KGaA	4,195	14,732
Hawesko Holding SE	223	6,122
Heidelberger Druckmaschinen AG (a)	84,200	79,851
HelloFresh SE (a) (d)	30,689	373,788
Hensoldt AG	10,012	357,638
HOCHTIEF AG	3,259	437,917
Hornbach Holding AG & Co. KGaA	2,658	199,863
HUGO BOSS AG (d)	12,107	561,427
Indus Holding AG	3,250	68,342
Init Innovation in Traffic Systems SE	1,794	68,023
Instone Real Estate Group SE	9,568	83,855
IVU Traffic Technologies AG	1,432	22,059
Jenoptik AG	12,187	282,875
See accompanying notes to financial statements.
BHFTII-118

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Germany — (Continued)
JOST Werke SE (d)	2,840	$133,892
K&S AG (d)	39,216	423,523
KION Group AG	13,725	452,975
Knaus Tabbert AG	160	1,968
Koenig & Bauer AG (a) (d)	4,373	68,765
Krones AG	3,288	408,738
KSB SE & Co. KGaA	82	55,180
KWS Saat SE & Co. KGaA	3,369	205,420
Lanxess AG	20,398	498,547
LEG Immobilien SE	16,968	1,437,684
Leifheit AG	2,964	48,668
Manz AG (a) (d)	1,272	1,946
Medigene AG (a)	1,467	1,566
Medios AG (a) (d)	1,312	17,962
METRO AG (d)	21,459	92,180
MLP SE (d)	22,156	140,836
Mutares SE & Co. KGaA (d)	1,778	44,239
Nagarro SE (a) (d)	1,692	138,442
Nexus AG (a) (d)	254	18,154
Nordex SE (a)	5,603	65,402
Norma Group SE	9,319	144,042
Patrizia SE	15,140	123,542
Pentixapharm Holding AG (a)	3,953	12,111
Pfeiffer Vacuum Technology AG	269	42,802
PNE AG (d)	828	9,519
ProCredit Holding AG	1,061	8,481
ProSiebenSat.1 Media SE	34,397	176,602
Puma SE	15,884	726,605
PVA TePla AG (a)	3,712	49,581
PWO AG	822	24,738
q.beyond AG (a)	24,973	18,831
R Stahl AG (a)	1,594	26,934
SAF-Holland SE	9,928	151,939
Salzgitter AG (d)	8,260	135,608
Secunet Security Networks AG	391	47,096
SFC Energy AG (a)	802	14,287
SGL Carbon SE (a)	8,945	37,067
Siltronic AG	4,268	205,215
Sixt SE (d)	3,109	253,027
SMA Solar Technology AG (d)	2,279	32,005
Softwareone Holding AG	13,819	92,991
Stabilus SE (d)	6,982	219,382
STRATEC SE	1,280	39,528
Stroeer SE & Co. KGaA	7,763	370,352
Suedzucker AG (d)	15,567	167,515
Surteco Group SE (a)	2,209	44,849
SUSS MicroTec SE	6,216	313,591
TAG Immobilien AG (a)	43,927	652,579
Takkt AG (d)	10,211	81,461
TeamViewer SE (a)	33,898	334,939
Technotrans SE	2,191	42,249
thyssenkrupp AG (d)	116,223	471,925
TUI AG (a)	58,083	502,139
United Internet AG	14,815	240,417
Verbio SE	6,241	76,440
Vossloh AG	3,305	147,355
Security Description	Shares	Value
Germany — (Continued)
Wacker Chemie AG (d)	3,827	$277,620
Wacker Neuson SE (d)	8,197	124,270
Washtec AG (d)	3,673	154,483
Westwing Group SE (a)	395	3,012
Wuestenrot & Wuerttembergische AG	4,932	59,444
Zalando SE (a)	24,162	810,407
Zeal Network SE (d)	761	39,397
		25,904,307
Ghana — 0.0%
Tullow Oil PLC (a) (d)	349,434	93,826
Greece — 0.0%
Okeanis Eco Tankers Corp. (a) (d)	1,944	39,480
Greenland — 0.0%
GronlandsBANKEN AS	140	13,619
Guernsey, Channel Islands — 0.0%
Raven Property Group Ltd. (a) (b) (c)	112,611	0
Hong Kong — 1.8%
Aceso Life Science Group Ltd. (a)	1,001,000	5,817
Aeon Credit Service Asia Co. Ltd.	44,000	33,074
Allied Group Ltd. (a)	382,000	71,447
APAC Resources Ltd.	94,156	11,639
Apollo Future Mobility Group Ltd. (a)	17,400	1,062
Asia Financial Holdings Ltd.	88,000	44,755
Asia Standard International Group Ltd. (a)	296,000	13,269
ASMPT Ltd.	19,000	183,534
Associated International Hotels Ltd.	14,000	9,031
Bank of East Asia Ltd.	107,260	136,226
Bel Global Resources Holdings Ltd. (a) (b) (c)	520,000	0
Bright Smart Securities & Commodities Group Ltd.	98,000	28,772
Brightoil Petroleum Holdings Ltd. (a) (b) (c)	591,000	0
Build King Holdings Ltd.	160,000	18,747
Burwill Holdings Ltd. (a) (b) (c)	1,566,000	0
Cafe de Coral Holdings Ltd.	82,000	82,435
Century City International Holdings Ltd. (a)	616,000	10,946
Chen Hsong Holdings	150,000	26,791
Cheuk Nang Holdings Ltd.	108,566	23,064
Chevalier International Holdings Ltd.	75,139	39,182
China Energy Development Holdings Ltd. (a)	3,376,000	25,647
China Motor Bus Co. Ltd.	4,800	31,029
China Solar (a) (b) (c)	162,000	0
China Star Entertainment Ltd. (a)	378,000	24,303
Chinese Estates Holdings Ltd. (a)	151,000	23,330
Chow Sang Sang Holdings International Ltd.	94,000	78,522
Chuang's China Investments Ltd. (a)	511,500	6,113
Chuang's Consortium International Ltd. (a)	382,357	16,246
CK Life Sciences International Holdings, Inc. (a)	304,000	16,049
C-Mer Medical Holdings Ltd. (a)	74,000	19,153
CNT Group Ltd. (a)	246,000	7,443
Convoy, Inc. (a) (b) (c)	1,314,000	5,295
Cowell e Holdings, Inc. (a)	39,000	141,914
Crystal International Group Ltd.	29,500	16,599
CSC Holdings Ltd. (a)	4,927,500	16,505
See accompanying notes to financial statements.
BHFTII-119

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Hong Kong — (Continued)
CSI Properties Ltd. (a)	2,274,023	$24,890
CW Group Holdings Ltd. (a) (b) (c)	106,000	0
Dah Sing Banking Group Ltd.	100,671	106,352
Dah Sing Financial Holdings Ltd.	37,860	136,995
DFI Retail Group Holdings Ltd.	5,900	13,634
Dickson Concepts International Ltd.	87,500	55,993
DMX Technologies Group Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings Ltd.	20,000	25,752
Eagle Nice International Holdings Ltd.	80,000	42,541
EC Healthcare	59,000	5,099
EcoGreen International Group Ltd. (a) (b) (c)	118,800	5,450
Emperor International Holdings Ltd.	529,250	14,107
Emperor Watch & Jewellery Ltd.	1,520,000	32,800
ENM Holdings Ltd. (a)	412,000	13,786
Esprit Holdings Ltd. (a)	504,275	8,571
Fairwood Holdings Ltd.	26,500	20,783
Far East Consortium International Ltd.	394,956	47,390
Genting Hong Kong Ltd. (a) (b) (c)	327,000	0
Get Nice Financial Group Ltd.	104,000	12,058
Giordano International Ltd. (d)	322,000	69,655
Glorious Sun Enterprises Ltd.	393,000	62,750
Gold Fin Holdings (a) (b) (c)	214,000	0
Gold Peak Technology Group Ltd.	277,714	17,879
Golden Resources Development International Ltd.	264,000	12,908
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	0
GR Life Style Company Ltd. (a)	82,000	8,332
Great Eagle Holdings Ltd.	49,491	68,495
G-Resources Group Ltd.	123,180	48,452
Guoco Group Ltd.	1,000	9,266
Guotai Junan International Holdings Ltd. (d)	806,600	116,329
Hang Lung Group Ltd.	167,000	224,929
Hang Lung Properties Ltd.	87,065	69,847
Hanison Construction Holdings Ltd. (a)	148,009	5,471
Harbour Centre Development Ltd. (a)	88,000	54,840
HKBN Ltd.	167,500	109,711
HKR International Ltd. (a)	343,680	38,942
Hon Kwok Land Investment Co. Ltd.	140,000	19,233
Hong Kong Ferry Holdings Co. Ltd.	39,000	21,399
Hong Kong Technology Venture Co. Ltd. (a)	52,296	9,629
Hongkong & Shanghai Hotels Ltd.	95,902	76,806
Hongkong Chinese Ltd.	510,000	18,712
Hsin Chong Group Holdings Ltd. (a) (b) (c)	918,000	0
Hung Hing Printing Group Ltd.	252,000	31,810
Hutchison Port Holdings Trust	1,056,300	173,235
Hutchison Telecommunications Hong Kong Holdings Ltd.	366,000	43,361
Hysan Development Co. Ltd.	132,000	201,241
International Housewares Retail Co. Ltd.	105,000	13,790
IPE Group Ltd. (a)	285,000	18,348
ITC Properties Group Ltd. (a)	182,746	4,751
Jacobson Pharma Corp. Ltd.	90,000	11,934
Johnson Electric Holdings Ltd.	82,191	115,355
K Wah International Holdings Ltd.	172,000	39,201
Kader Holdings Co. Ltd. (a)	104,000	4,352
Karrie International Holdings Ltd.	140,000	14,059
Keck Seng Investments Hong Kong Ltd.	72,000	18,702
Kerry Properties Ltd.	127,000	254,679
Security Description	Shares	Value
Hong Kong — (Continued)
Kingmaker Footwear Holdings Ltd.	102,000	$6,961
Kowloon Development Co. Ltd.	137,655	67,179
Lai Sun Development Co. Ltd. (a)	111,919	9,436
Lai Sun Garment International Ltd. (a)	194,634	13,282
Lam Soon Hong Kong Ltd.	15,000	14,678
Langham Hospitality Investments & Langham Hospitality Investments Ltd. (a)	207,000	12,661
Lerthai Group Ltd. (a) (b) (c)	18,000	0
Lippo Ltd. (a)	122,000	18,379
Liu Chong Hing Investment Ltd.	78,000	40,574
Luk Fook Holdings International Ltd. (d)	81,000	149,564
Man Wah Holdings Ltd.	240,800	149,013
Mandarin Oriental International Ltd.	67,000	116,601
Matrix Holdings Ltd.	36,000	2,967
Melco International Development Ltd. (a) (d)	33,000	18,964
MH Development NPV (a) (b) (c)	124,000	0
Midland Holdings Ltd. (a)	178,010	19,254
Miramar Hotel & Investment	51,000	59,838
Modern Dental Group Ltd. (d)	79,000	42,352
Nameson Holdings Ltd.	130,000	14,073
National Electronics Holdings	182,600	10,697
New World Development Co. Ltd.	167,000	110,964
NewOcean Energy Holdings Ltd. (a) (b) (c)	398,000	0
Nissin Foods Co. Ltd. (d)	47,000	36,268
NWS Holdings Ltd.	279,000	278,100
Oriental Watch Holdings	96,484	47,882
Oshidori International Holdings Ltd. (a)	1,068,000	23,033
Pacific Andes International Holdings Ltd. (a) (b) (c)	1,819,984	0
Pacific Basin Shipping Ltd.	1,125,000	237,574
Pacific Textiles Holdings Ltd.	266,000	53,088
Paliburg Holdings Ltd. (a)	208,000	13,916
Paradise Entertainment Ltd.	48,000	5,624
PAX Global Technology Ltd.	20,000	13,829
PC Partner Group Ltd.	54,000	34,656
PCCW Ltd.	576,582	335,450
Perfect Medical Health Management Ltd. (d)	108,000	30,906
Pico Far East Holdings Ltd.	252,000	59,648
Playmates Holdings Ltd.	460,000	33,780
Plover Bay Technologies Ltd.	17,000	9,810
PT International Development Co. Ltd. (a)	27,900	363
Public Financial Holdings Ltd. (a)	166,000	31,206
Regal Hotels International Holdings Ltd. (a)	126,000	41,372
Regina Miracle International Holdings Ltd.	71,000	18,466
SAS Dragon Holdings Ltd.	140,000	75,396
SEA Holdings Ltd.	63,896	11,765
Shun Ho Property Investments Ltd. (a)	21,615	1,920
Shun Tak Holdings Ltd. (a) (d)	379,500	32,260
Singamas Container Holdings Ltd.	506,000	44,971
SmarTone Telecommunications Holdings Ltd.	107,888	57,374
Soundwill Holdings Ltd.	41,500	29,070
South China Holdings Co. Ltd. (a)	1,240,000	6,067
Stella International Holdings Ltd.	133,500	280,527
Sun Hung Kai & Co. Ltd. (d)	153,440	53,706
SUNeVision Holdings Ltd.	156,000	85,843
TAI Cheung Holdings Ltd.	192,000	72,434
Tan Chong International Ltd.	63,000	8,274
See accompanying notes to financial statements.
BHFTII-120

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Hong Kong — (Continued)
Tao Heung Holdings Ltd.	204,000	$11,409
Television Broadcasts Ltd. (a) (d)	97,700	38,135
Texwinca Holdings Ltd.	236,000	23,500
Tradelink Electronic Commerce Ltd.	256,000	30,317
Transport International Holdings Ltd.	65,760	69,854
United Laboratories International Holdings Ltd.	215,000	343,641
Up Energy Development Group Ltd. (a) (b) (c)	92,000	0
Upbest Group Ltd.	16,000	1,566
Value Partners Group Ltd. (a)	215,000	42,361
Valuetronics Holdings Ltd.	89,790	40,798
Vedan International Holdings Ltd.	296,000	18,103
Vitasoy International Holdings Ltd.	144,000	188,755
VPower Group International Holdings Ltd. (a) (d)	53,251	1,099
VTech Holdings Ltd.	38,700	263,157
Wai Kee Holdings Ltd. (a)	54,000	5,080
Wang On Group Ltd. (a)	2,200,000	5,946
Wealthink AI-Innovation Capital Ltd. (a)	284,000	3,298
Wing On Co. International Ltd.	46,000	71,074
Wing Tai Properties Ltd.	176,000	41,470
Yue Yuen Industrial Holdings Ltd.	143,500	321,699
Yunfeng Financial Group Ltd. (a)	34,000	4,641
Zhaobangji Lifestyle Holdings Ltd. (a)	184,000	3,313
		8,213,774
Indonesia — 0.2%
First Pacific Co. Ltd.	518,000	300,374
First Resources Ltd.	78,300	85,414
Gallant Venture Ltd. (a)	257,900	13,408
Golden Agri-Resources Ltd.	1,125,500	217,778
Nickel Industries Ltd.	203,875	104,147
		721,121
Iraq — 0.0%
Genel Energy PLC (a)	25,050	20,754
Gulf Keystone Petroleum Ltd.	52,664	96,019
		116,773
Ireland — 0.4%
C&C Group PLC	110,405	201,330
Cairn Homes PLC	140,240	336,512
COSMO Pharmaceuticals NV	1,257	88,200
Dalata Hotel Group PLC	23,703	114,195
FBD Holdings PLC	9,980	130,761
Glanbia PLC	36,185	499,498
Glenveagh Properties PLC (a)	61,605	102,072
Greencore Group PLC (a)	159,206	386,172
Hostelworld Group PLC (a)	8,529	14,413
Irish Continental Group PLC	22,005	117,780
Permanent TSB Group Holdings PLC (a)	15,086	22,495
		2,013,428
Isle of Man — 0.0%
Strix Group PLC (a)	40,073	24,213
Israel — 1.5%
Adgar Investment & Development Ltd. (a)	11,788	18,934
Security Description	Shares	Value
Israel — (Continued)
Afcon Holdings Ltd. (a)	771	$37,467
AFI Properties Ltd. (a)	3,584	170,767
Africa Israel Residences Ltd.	880	65,916
Alarum Technologies Ltd. (a)	4,900	5,351
Allot Ltd. (a)	10,216	62,865
Alrov Properties & Lodgings Ltd. (a)	1,801	81,893
Arad Ltd.	2,224	30,552
Ashdod Refinery Ltd.	2,185	32,084
AudioCodes Ltd.	4,534	44,157
Avgol Industries 1953 Ltd. (a)	27,883	10,912
Azorim-Investment Development & Construction Co. Ltd. (a)	18,862	109,750
Bet Shemesh Engines Holdings 1997 Ltd. (a)	2,139	172,625
Blue Square Real Estate Ltd.	1,080	103,175
Brainsway Ltd. (a)	2,880	13,716
Carasso Motors Ltd.	5,984	42,340
Cellcom Israel Ltd. (a)	20,895	118,714
Ceragon Networks Ltd. (a)	14,799	69,111
Clal Insurance Enterprises Holdings Ltd.	4,503	106,071
Compugen Ltd. (a)	1,588	2,459
Danel Adir Yeoshua Ltd.	1,450	162,303
Delek Automotive Systems Ltd. (a)	4,372	33,751
Delta Galil Ltd.	1,156	63,822
Direct Finance of Direct Group 2006 Ltd.	41	6,443
Dor Alon Energy in Israel 1988 Ltd. (a)	1,540	39,805
Doral Group Renewable Energy Resources Ltd. (a)	8,985	31,483
El Al Israel Airlines (a)	49,216	107,407
Electra Consumer Products 1970 Ltd. (a)	1,793	51,718
Electra Real Estate Ltd.	6,750	80,939
Energean PLC	27,001	352,473
Equital Ltd. (a)	2,956	119,217
FMS Enterprises Migun Ltd.	1,295	51,862
Formula Systems 1985 Ltd.	1,232	103,489
Fox Wizel Ltd.	1,176	96,595
Gilat Satellite Networks Ltd. (a)	9,844	61,674
Globrands Ltd.	93	12,041
IDI Insurance Co. Ltd.	2,318	82,028
IES Holdings Ltd. (a)	569	40,289
Ilex Medical Ltd.	959	19,771
Inrom Construction Industries Ltd.	22,474	106,431
Isracard Ltd.	22,812	101,453
Israel Land Development Co. Ltd. (a)	3,950	38,114
Isras Investment Co. Ltd.	405	97,240
Issta Ltd.	1,175	30,111
Kamada Ltd. (a)	7,951	48,352
Kardan Real Estate Enterprise & Development Ltd.	9,389	14,156
Kerur Holdings Ltd.	2,088	43,696
Klil Industries Ltd. (a)	315	20,523
Kvutzat Acro Ltd.	2,674	41,694
Lahav L.R. Real Estate Ltd.	7,734	10,649
Lapidoth Capital Ltd.	607	12,054
Levinstein Properties Ltd.	1,208	29,396
M Yochananof & Sons Ltd.	586	36,437
Magic Software Enterprises Ltd.	5,909	72,058
Malam - Team Ltd. (a)	2,688	58,369
Max Stock Ltd.	4,536	14,409
Maytronics Ltd.	2,581	6,946
See accompanying notes to financial statements.
BHFTII-121

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Israel — (Continued)
Mediterranean Towers Ltd.	22,947	$63,445
Mega Or Holdings Ltd. (REIT)	4,941	157,123
Meitav Investment House Ltd.	10,041	84,515
Mivtach Shamir Holdings Ltd.	1,717	87,460
Mizrahi Tefahot Bank Ltd.	1	40
Nawi Group Ltd.	4,888	53,914
Nayax Ltd. (a)	738	21,696
Neto Malinda Trading Ltd.	783	17,440
Neto ME Holdings Ltd. (a)	788	23,869
Next Vision Stabilized Systems Ltd.	6,178	102,288
Nexxen International Ltd. (ADR) (a)	7,429	74,439
Novolog Ltd.	43,939	21,998
Oil Refineries Ltd.	418,554	108,156
One Software Technologies Ltd.	9,000	169,312
OY Nofar Energy Ltd. (a)	901	21,799
Partner Communications Co. Ltd. (a)	28,970	190,125
Paz Oil Co. Ltd.	1,384	171,583
Perion Network Ltd. (a)	4,002	34,234
Plasson Industries Ltd.	1,078	53,001
Plus500 Ltd.	25,321	858,308
Prashkovsky Investments & Construction Ltd.	569	17,757
Priortech Ltd. (a)	1,762	82,010
Qualitau Ltd.	607	41,060
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,871	127,151
Retailors Ltd.	1,447	29,534
Sano-Brunos Enterprises Ltd.	46	4,255
Scope Metals Group Ltd. (a)	1,374	54,947
Shikun & Binui Soltec Renewable Energy (a)	15,758	10,803
Summit Real Estate Holdings Ltd. (REIT)	8,001	122,935
Suny Cellular Communication Ltd.	16,495	5,739
Tadiran Group Ltd.	855	59,154
Tamar Petroleum Ltd.	3,762	24,337
Tel Aviv Stock Exchange Ltd.	12,781	148,237
Telsys Ltd.	402	20,825
Veridis Environment Ltd. (a)	1,649	10,514
Victory Supermarket Chain Ltd.	589	9,079
YD More Investments Ltd.	3,237	13,255
		6,694,394
Italy — 4.2%
A2A SpA	372,093	825,486
Abitare In SpA (a)	2,488	10,839
ACEA SpA	10,339	200,031
Aeffe SpA (a)	11,359	10,218
Amplifon SpA	13,545	347,547
Anima Holding SpA	57,220	393,974
Aquafil SpA (a) (d)	3,537	5,236
Ariston Holding NV	3,301	11,806
Arnoldo Mondadori Editore SpA	30,273	66,468
Ascopiave SpA	19,908	56,714
Avio SpA (d)	5,255	75,588
Azimut Holding SpA	25,821	642,051
Banca Generali SpA	13,837	642,671
Banca IFIS SpA	6,395	140,269
Banca Mediolanum SpA	17,645	209,894
Banca Monte dei Paschi di Siena SpA	203,524	1,433,995
Security Description	Shares	Value
Italy — (Continued)
Banca Popolare di Sondrio SpA	85,872	$723,655
Banca Profilo SpA (d)	117,883	23,047
Banca Sistema SpA	13,168	17,357
Banco di Desio e della Brianza SpA	18,572	130,211
BFF Bank SpA	20,564	196,669
BPER Banca SpA	248,252	1,576,541
Brembo NV (d)	35,796	338,657
Brunello Cucinelli SpA	8,010	878,959
Buzzi SpA	20,364	752,396
Cairo Communication SpA	19,722	49,885
Carel Industries SpA	3,729	71,461
Cembre SpA	248	10,714
CIR SpA-Compagnie Industriali (a)	174,420	108,201
Credito Emiliano SpA	21,036	237,010
d'Amico International Shipping SA	11,515	48,227
Danieli & C Officine Meccaniche SpA (d)	3,431	85,808
De' Longhi SpA	346	10,790
Digital Value SpA	170	4,241
doValue SpA (a) (d)	13,535	20,150
Elica SpA (d)	11,044	19,142
Emak SpA	23,063	21,142
Enav SpA	38,399	162,450
ERG SpA	916	18,676
Esprinet SpA (a)	9,278	41,545
Fila SpA	5,412	58,185
Fincantieri SpA (a)	9,080	65,087
FNM SpA	55,327	24,944
Garofalo Health Care SpA (a) (d)	4,060	22,954
Geox SpA (a) (d)	34,378	19,431
Hera SpA	193,450	687,465
IMMSI SpA	51,196	27,941
Intercos SpA	2,359	34,002
Iren SpA	143,244	284,368
Italgas SpA	117,080	657,222
Italian Sea Group SpA	961	7,391
Italmobiliare SpA (d)	3,458	92,580
Iveco Group NV	40,291	391,678
LU-VE SpA	1,991	57,411
Maire SpA	44,238	378,340
MARR SpA	2,278	23,808
MFE-MediaForEurope NV - Class A	36,806	112,426
MFE-MediaForEurope NV - Class B (d)	15,815	67,311
Moltiply Group SpA	4,757	179,067
Newlat Food SpA (a)	1,806	22,952
Nexi SpA (a) (d)	49,651	276,748
Orsero SpA	814	10,728
OVS SpA	42,692	150,204
Pharmanutra SpA	826	46,469
Piaggio & C SpA (d)	43,925	99,014
Pirelli & C SpA	71,853	408,793
RAI Way SpA	24,727	140,866
Reply SpA	5,278	836,362
Rizzoli Corriere Della Sera Mediagroup SpA	39,016	35,859
Sabaf SpA	3,059	47,985
Safilo Group SpA (a)	12,212	11,770
Saipem SpA (a)	159,987	416,457
See accompanying notes to financial statements.
BHFTII-122

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Italy — (Continued)
Salvatore Ferragamo SpA	10,353	$73,100
Sanlorenzo SpA	1,764	59,699
Sesa SpA (d)	2,065	132,849
Sogefi SpA	24,822	51,042
SOL SpA	8,590	330,477
Spaxs SpA (a) (d)	12,140	41,609
Tamburi Investment Partners SpA (d)	22,506	195,540
Technogym SpA	29,813	323,397
Telecom Italia SpA (a) (d)	1,819,770	464,643
TXT e-solutions SpA	388	14,137
Uni Land SpA (a) (b) (c)	4,937	0
Unipol Gruppo SpA	107,373	1,337,205
Webuild SpA	70,140	206,713
Wiit SpA	956	19,145
Zignago Vetro SpA	1,525	14,846
		19,579,941
Japan — 23.3%
&Do Holdings Co. Ltd.	1,400	10,757
77 Bank Ltd.	13,300	384,555
A&D HOLON Holdings Co. Ltd.	5,100	63,266
Achilles Corp.	3,700	33,858
Adastria Co. Ltd. (d)	5,440	119,338
ADEKA Corp. (d)	18,000	320,706
Ad-sol Nissin Corp.	1,900	24,146
Adtec Plasma Technology Co. Ltd.	600	4,711
Advan Group Co. Ltd.	5,200	32,103
Advanced Media, Inc.	1,200	8,274
Adventure, Inc. (d)	600	13,039
Aeon Delight Co. Ltd.	4,500	123,697
Aeon Fantasy Co. Ltd.	1,600	30,477
AEON Financial Service Co. Ltd.	12,700	102,367
Aeon Hokkaido Corp.	4,800	26,909
Aeon Kyushu Co. Ltd.	600	10,692
AFC-HD AMS Life Science Co. Ltd.	1,900	10,106
Ahresty Corp.	5,200	19,778
Ai Holdings Corp. (d)	8,200	110,481
Aica Kogyo Co. Ltd.	12,500	261,308
Aichi Corp.	7,600	69,321
Aichi Financial Group, Inc.	714	11,320
Aichi Steel Corp.	2,300	75,073
Aichi Tokei Denki Co. Ltd.	2,200	27,271
Aida Engineering Ltd.	8,100	41,586
Aiful Corp.	51,900	110,337
Ain Holdings, Inc.	5,700	156,803
Ainavo Holdings Co. Ltd.	2,200	9,439
Aiphone Co. Ltd.	3,000	52,023
Airport Facilities Co. Ltd.	7,500	27,360
Airtrip Corp. (d)	2,500	17,903
Aisan Industry Co. Ltd.	6,300	69,948
AIT Corp.	1,600	17,378
Ajis Co. Ltd.	500	7,420
Akatsuki Corp.	8,100	23,067
Akatsuki, Inc.	2,100	38,197
Akebono Brake Industry Co. Ltd. (a)	17,400	12,586
Akita Bank Ltd.	3,300	46,473
Security Description	Shares	Value
Japan — (Continued)
Albis Co. Ltd.	1,600	$26,586
Alconix Corp.	6,400	61,833
Alinco, Inc.	4,600	31,025
Alleanza Holdings Co. Ltd.	1,400	9,900
Alpen Co. Ltd. (d)	3,900	51,908
Alpha Corp.	2,200	15,941
AlphaPolis Co. Ltd. (a)	1,200	8,553
Alps Alpine Co. Ltd.	39,000	394,822
Altech Corp.	4,520	73,723
Amano Corp.	13,200	356,757
Amiyaki Tei Co. Ltd.	3,300	33,795
Amuse, Inc.	2,800	25,432
Amvis Holdings, Inc.	5,200	23,961
Anabuki Kosan, Inc.	800	10,152
Anest Iwata Corp.	7,800	70,941
AnGes, Inc. (a) (d)	13,200	4,420
Anicom Holdings, Inc.	15,600	63,861
Anritsu Corp.	10,100	89,486
AOI Electronics Co. Ltd.	1,100	14,009
AOKI Holdings, Inc.	7,300	62,083
Aoyama Trading Co. Ltd.	8,900	126,732
Aoyama Zaisan Networks Co. Ltd.	2,800	33,721
Arakawa Chemical Industries Ltd.	4,600	31,997
Arata Corp.	7,000	140,100
ARCLANDS Corp. (d)	9,680	104,352
Arcs Co. Ltd. (d)	10,064	165,913
ARE Holdings, Inc.	16,300	176,091
Arealink Co. Ltd.	4,500	64,847
Argo Graphics, Inc.	4,800	152,181
Arisawa Manufacturing Co. Ltd.	8,200	77,907
Artience Co. Ltd. (d)	7,900	156,775
Artnature, Inc.	5,000	26,006
As One Corp.	12,100	202,208
Asahi Broadcasting Group Holdings Corp.	2,400	9,674
Asahi Co. Ltd.	3,400	32,760
Asahi Diamond Industrial Co. Ltd.	7,800	40,585
Asahi Intelligence Service Co. Ltd.	200	1,154
Asahi Kogyosha Co. Ltd.	3,400	48,800
Asahi Net, Inc.	5,000	21,025
Asahi Printing Co. Ltd.	400	2,249
Asahi Yukizai Corp.	3,500	98,813
Asanuma Corp. (d)	19,500	82,795
Asax Co. Ltd.	3,200	14,321
Ashimori Industry Co. Ltd.	1,600	26,954
Asia Pile Holdings Corp.	3,800	20,083
ASKA Pharmaceutical Holdings Co. Ltd.	4,400	58,236
ASKUL Corp.	7,400	78,797
Astena Holdings Co. Ltd.	9,000	27,024
Atsugi Co. Ltd. (a)	4,300	26,537
Aucnet, Inc. (d)	2,700	45,492
Autobacs Seven Co. Ltd.	14,700	136,758
Avant Group Corp.	4,700	59,560
Avantia Co. Ltd. (d)	3,000	15,088
Avex, Inc.	7,600	69,185
Awa Bank Ltd.	8,200	141,910
Axial Retailing, Inc.	17,600	102,462
See accompanying notes to financial statements.
BHFTII-123

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Axyz Co. Ltd.	500	$8,398
AZ-COM MARUWA Holdings, Inc. (d)	7,400	51,876
Bando Chemical Industries Ltd.	7,500	90,284
Bank of Iwate Ltd.	3,700	66,124
Bank of Kochi Ltd.	1,600	8,428
Bank of Nagoya Ltd.	2,200	89,950
Bank of Saga Ltd.	2,600	36,503
Bank of the Ryukyus Ltd.	9,200	61,932
Base Co. Ltd.	600	10,860
Beauty Garage, Inc.	1,600	13,269
Belc Co. Ltd.	2,500	106,268
Bell System24 Holdings, Inc.	6,900	56,168
Belluna Co. Ltd.	12,500	61,482
Bic Camera, Inc. (d)	18,000	194,282
BML, Inc.	5,300	97,513
Bookoff Group Holdings Ltd.	3,500	33,197
Bourbon Corp.	2,100	32,265
Br Holdings Corp.	7,400	16,087
BrainPad, Inc.	3,300	25,654
BRONCO BILLY Co. Ltd. (d)	500	11,553
Bull-Dog Sauce Co. Ltd.	1,200	13,812
Bunka Shutter Co. Ltd.	12,300	150,849
Business Brain Showa-Ota, Inc.	2,600	35,222
Business Engineering Corp.	800	18,398
BuySell Technologies Co. Ltd. (d)	800	13,670
C Uyemura & Co. Ltd.	2,500	171,415
CAC Holdings Corp.	3,500	36,588
Canare Electric Co. Ltd.	800	7,291
Canon Electronics, Inc.	4,300	64,878
Careerlink Co. Ltd.	1,000	15,466
Carenet, Inc. (d)	3,600	12,655
Carlit Co. Ltd.	3,000	23,173
Casa, Inc.	1,000	5,406
Casio Computer Co. Ltd.	3,800	31,484
Cawachi Ltd.	2,000	32,432
CDS Co. Ltd.	700	8,058
Celsys, Inc.	6,900	59,408
Central Automotive Products Ltd.	2,600	79,738
Central Glass Co. Ltd.	4,500	94,188
Central Security Patrols Co. Ltd.	2,300	43,399
Central Sports Co. Ltd. (d)	2,400	36,978
Ceres, Inc. (d)	1,600	30,795
Change Holdings, Inc. (d)	5,500	41,196
Charm Care Corp. KK	3,800	31,662
Chiba Kogyo Bank Ltd. (d)	9,300	85,250
Chino Corp.	2,700	38,648
Chiyoda Co. Ltd.	3,400	27,943
Chiyoda Integre Co. Ltd. (d)	2,500	51,432
Chofu Seisakusho Co. Ltd.	5,100	62,503
Chori Co. Ltd.	2,400	58,916
Chubu Shiryo Co. Ltd.	6,800	57,406
Chudenko Corp.	5,700	120,704
Chuetsu Pulp & Paper Co. Ltd.	1,900	18,150
Chugai Ro Co. Ltd.	1,400	31,001
Chugin Financial Group, Inc.	32,800	341,833
Chugoku Marine Paints Ltd.	8,800	131,386
Security Description	Shares	Value
Japan — (Continued)
Chuo Gyorui Co. Ltd.	200	$5,022
Chuo Spring Co. Ltd.	4,300	37,304
Citizen Watch Co. Ltd.	43,600	256,458
CKD Corp.	9,700	156,559
Cleanup Corp.	7,300	30,053
CMK Corp.	12,600	34,105
COLOPL, Inc.	7,200	21,868
Colowide Co. Ltd. (d)	19,300	208,746
Como Co. Ltd.	400	7,779
Computer Engineering & Consulting Ltd.	1,500	18,940
Computer Institute of Japan Ltd. (d)	12,240	36,318
Comture Corp.	4,400	63,235
Core Corp.	2,500	29,706
Corona Corp.	4,400	26,819
Cosel Co. Ltd.	5,400	36,388
Cosmos Initia Co. Ltd.	3,500	18,381
Cota Co. Ltd.	6,020	61,892
CRE, Inc.	2,100	16,658
Create Medic Co. Ltd.	1,800	10,423
Create Restaurants Holdings, Inc. (d)	27,200	201,289
Create SD Holdings Co. Ltd.	5,600	99,700
Creek & River Co. Ltd.	2,700	27,148
Cresco Ltd.	8,000	61,919
Cross Cat Co. Ltd.	1,400	9,334
CTI Engineering Co. Ltd. (d)	5,800	89,936
CTS Co. Ltd.	7,700	43,985
CUC, Inc. (a)	1,300	14,356
Curves Holdings Co. Ltd.	10,900	53,833
Cybozu, Inc. (d)	5,300	95,938
Dai Nippon Toryo Co. Ltd.	6,000	43,957
Dai-Dan Co. Ltd.	2,800	67,839
Daido Kogyo Co. Ltd.	2,000	10,086
Daido Metal Co. Ltd.	10,600	35,103
Daido Steel Co. Ltd.	23,900	178,735
Daihatsu Diesel Manufacturing Co. Ltd.	2,500	29,164
Daiho Corp.	1,900	40,085
Daiichi Jitsugyo Co. Ltd. (d)	5,200	94,572
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	5,000	22,493
Daiichikosho Co. Ltd.	8,100	94,267
Daiken Medical Co. Ltd.	4,400	14,542
Daiki Aluminium Industry Co. Ltd.	7,000	46,830
Daiki Axis Co. Ltd.	1,300	5,728
Daiko Denshi Tsushin Ltd.	1,300	6,892
Daikoku Denki Co. Ltd. (d)	1,800	33,982
Daikokutenbussan Co. Ltd.	1,300	78,917
Daikyonishikawa Corp.	8,300	33,818
Dainichi Co. Ltd.	4,100	17,075
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	3,300	62,908
Daio Paper Corp. (d)	16,200	85,672
Daiseki Co. Ltd.	10,939	248,766
Daishi Hokuetsu Financial Group, Inc.	16,100	295,828
Daishinku Corp.	7,400	26,224
Daisue Construction Co. Ltd.	2,300	23,749
Daito Bank Ltd.	1,400	6,488
Daito Pharmaceutical Co. Ltd.	4,356	57,562
Daitron Co. Ltd.	2,400	41,568
See accompanying notes to financial statements.
BHFTII-124

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Daiwa Industries Ltd.	7,700	$75,086
Daiwabo Holdings Co. Ltd.	18,500	359,540
DCM Holdings Co. Ltd.	24,100	219,340
Dear Life Co. Ltd.	5,400	34,958
Delica Foods Holdings Co. Ltd.	600	1,978
DeNA Co. Ltd.	11,200	219,676
Denka Co. Ltd. (d)	13,100	184,286
Densan System Holdings Co. Ltd.	1,700	26,996
Dentsu Soken, Inc.	900	33,236
Denyo Co. Ltd.	4,100	77,201
DIC Corp. (d)	14,500	309,297
Digital Arts, Inc.	2,600	98,776
Digital Hearts Holdings Co. Ltd.	2,600	13,771
Digital Holdings, Inc. (d)	2,100	16,104
Digital Information Technologies Corp.	2,100	28,748
Dip Corp. (d)	8,000	126,032
DKK Co. Ltd.	2,600	27,003
DKS Co. Ltd.	1,900	46,264
DMW Corp.	700	17,305
Doshisha Co. Ltd.	6,600	91,474
Double Standard, Inc.	1,400	15,390
Doutor Nichires Holdings Co. Ltd.	6,700	99,223
Dowa Holdings Co. Ltd.	6,400	179,007
DTS Corp.	10,200	270,198
Duskin Co. Ltd.	7,800	183,995
DyDo Group Holdings, Inc. (d)	4,800	100,680
Eagle Industry Co. Ltd.	5,300	68,960
EAT&HOLDINGS Co. Ltd.	1,400	19,429
Ebara Foods Industry, Inc.	700	12,956
Ebara Jitsugyo Co. Ltd.	3,000	74,070
Ebase Co. Ltd.	4,800	20,266
Eco's Co. Ltd.	2,100	27,657
EDION Corp. (d)	15,700	178,706
EF-ON, Inc.	6,100	15,007
eGuarantee, Inc.	8,200	91,979
E-Guardian, Inc.	1,000	12,031
Ehime Bank Ltd.	7,600	53,719
Eidai Co. Ltd.	10,000	13,594
Eizo Corp.	7,300	101,084
Elan Corp. (d)	2,200	10,234
Elecom Co. Ltd.	10,500	98,751
EM Systems Co. Ltd.	3,500	17,244
en Japan, Inc.	7,400	99,533
Endo Lighting Corp.	2,600	24,966
Enplas Corp.	1,400	42,594
Entrust, Inc.	1,500	7,735
eRex Co. Ltd. (a) (d)	8,000	37,151
ES-Con Japan Ltd.	6,700	41,246
Eslead Corp.	2,000	57,446
ESPEC Corp.	3,900	66,545
Exedy Corp.	7,700	213,739
EXEO Group, Inc.	25,700	281,492
Ezaki Glico Co. Ltd.	12,000	358,002
F&M Co. Ltd.	1,600	15,314
FALCO HOLDINGS Co. Ltd.	2,300	35,334
FCC Co. Ltd.	8,200	165,148
Security Description	Shares	Value
Japan — (Continued)
FDK Corp. (a)	3,600	$12,096
Feed One Co. Ltd.	6,376	32,182
Ferrotec Holdings Corp.	10,200	164,619
Fibergate, Inc.	1,800	10,188
FIDEA Holdings Co. Ltd.	5,050	45,298
Financial Partners Group Co. Ltd.	8,200	150,913
FINDEX, Inc.	3,900	21,059
First Bank of Toyama Ltd. (d)	10,700	72,678
First Brothers Co. Ltd.	900	6,097
First Juken Co. Ltd. (d)	1,600	10,276
First-Corp., Inc.	1,600	8,547
Fixstars Corp.	4,100	54,679
FJ Next Holdings Co. Ltd.	3,800	29,110
Focus Systems Corp.	2,900	20,517
Food & Life Cos. Ltd.	18,100	381,150
Forval Corp. (d)	1,900	16,955
Foster Electric Co. Ltd.	5,600	54,778
FP Corp.	3,600	63,783
France Bed Holdings Co. Ltd.	7,900	65,300
FreakOut Holdings, Inc. (a)	800	3,171
Freebit Co. Ltd.	2,100	19,083
Freund Corp.	2,400	10,784
F-Tech, Inc.	3,200	11,509
FTGroup Co. Ltd.	1,500	11,660
Fudo Tetra Corp.	2,830	38,218
Fuji Corp.	18,800	278,338
Fuji Corp. Ltd.	8,600	43,510
Fuji Kyuko Co. Ltd.	4,600	64,989
Fuji Oil Co. Ltd.	11,200	21,404
Fuji Oil Holdings, Inc.	9,900	222,512
Fuji Pharma Co. Ltd.	2,400	24,396
Fuji Seal International, Inc.	9,900	158,928
Fujibo Holdings, Inc.	2,400	82,368
Fujicco Co. Ltd.	5,700	61,106
Fujikura Composites, Inc.	3,700	37,611
Fujikura Kasei Co. Ltd.	9,500	30,679
Fujimi, Inc.	9,900	149,194
Fujimori Kogyo Co. Ltd.	4,000	109,582
Fujisash Co. Ltd.	2,450	10,209
Fujishoji Co. Ltd.	1,300	11,645
Fujita Kanko, Inc.	400	20,269
Fujiya Co. Ltd. (d)	3,300	55,263
FuKoKu Co. Ltd.	2,800	31,454
Fukuda Corp. (d)	1,700	56,232
Fukuda Denshi Co. Ltd.	3,900	179,543
Fukui Bank Ltd.	5,400	62,590
Fukui Computer Holdings, Inc.	2,700	52,232
Fukushima Bank Ltd. (d)	11,200	15,713
Fukushima Galilei Co. Ltd.	6,600	110,122
Fukuyama Transporting Co. Ltd.	3,200	74,995
FULLCAST Holdings Co. Ltd. (d)	4,300	40,533
Funai Soken Holdings, Inc. (d)	9,070	137,795
Furukawa Battery Co. Ltd.	1,200	10,540
Furukawa Co. Ltd.	6,400	64,856
Furukawa Electric Co. Ltd.	13,700	570,660
Furuno Electric Co. Ltd. (d)	5,300	89,247
See accompanying notes to financial statements.
BHFTII-125

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Furuya Metal Co. Ltd.	3,300	$75,045
Furyu Corp.	4,300	30,340
Fuso Chemical Co. Ltd.	4,100	91,809
Fuso Pharmaceutical Industries Ltd.	2,600	41,758
Futaba Corp.	10,200	32,688
Futaba Industrial Co. Ltd.	13,900	63,068
Future Corp.	10,000	117,053
Fuyo General Lease Co. Ltd.	800	59,051
G-7 Holdings, Inc.	5,800	54,117
Gakken Holdings Co. Ltd.	6,400	43,022
Gakkyusha Co. Ltd.	2,800	36,484
Gecoss Corp.	4,600	29,675
Genki Global Dining Concepts Corp.	3,200	70,851
Genky DrugStores Co. Ltd.	4,100	81,009
Geo Holdings Corp.	6,000	62,501
Gift Holdings, Inc.	1,600	36,388
giftee, Inc. (d)	2,800	22,809
GLOBERIDE, Inc.	4,300	52,805
Glory Ltd.	9,300	152,229
GLtechno Holdings, Inc.	1,300	23,701
GMO Financial Gate, Inc.	400	17,869
GMO Financial Holdings, Inc.	8,000	34,698
GMO GlobalSign Holdings KK	1,000	14,877
GMO internet group, Inc.	7,300	123,367
Godo Steel Ltd.	2,300	57,616
Goldcrest Co. Ltd.	3,230	63,949
Grandy House Corp.	3,600	13,113
Gree, Inc.	3,500	10,089
Greens Co. Ltd. (d)	1,700	21,545
gremz, Inc.	900	14,668
GS Yuasa Corp.	15,900	264,501
GSI Creos Corp.	2,800	40,048
G-Tekt Corp.	6,500	72,030
Gun-Ei Chemical Industry Co. Ltd.	1,800	31,087
GungHo Online Entertainment, Inc.	7,900	166,412
Gunma Bank Ltd.	4,000	26,773
Gunze Ltd.	3,300	113,977
H.U. Group Holdings, Inc. (d)	13,600	220,115
H2O Retailing Corp.	19,500	283,583
HABA Laboratories, Inc.	700	7,356
Hagihara Industries, Inc.	2,600	26,288
Hagiwara Electric Holdings Co. Ltd.	1,800	38,874
Hakudo Co. Ltd.	2,400	36,844
Halows Co. Ltd.	2,100	61,254
Hamakyorex Co. Ltd.	18,400	156,817
Hamee Corp.	1,800	14,926
Handsman Co. Ltd.	800	4,166
Hanwa Co. Ltd.	6,900	216,089
Happinet Corp.	3,400	103,095
Hard Off Corp. Co. Ltd.	3,700	44,361
Harima Chemicals Group, Inc.	4,300	23,977
Hashimoto Sogyo Holdings Co. Ltd.	1,400	11,668
Hazama Ando Corp.	33,290	251,799
Heiwa Corp.	11,900	184,033
Heiwa Real Estate Co. Ltd.	5,700	157,314
Heiwado Co. Ltd.	6,700	97,684
Security Description	Shares	Value
Japan — (Continued)
Hennge KK	600	$4,724
Hibiya Engineering Ltd.	4,500	108,103
Hiday Hidaka Corp.	500	8,830
HI-LEX Corp.	5,500	53,457
Himaraya Co. Ltd.	2,600	14,028
Hino Motors Ltd. (a)	34,000	121,020
Hioki EE Corp.	2,600	123,502
Hirakawa Hewtech Corp.	2,000	19,373
Hirano Tecseed Co. Ltd.	1,300	15,417
Hirata Corp.	1,000	34,327
Hirogin Holdings, Inc.	38,500	284,824
Hirose Tusyo, Inc.	300	7,556
Hiroshima Electric Railway Co. Ltd.	1,500	6,044
Hiroshima Gas Co. Ltd.	7,000	17,089
Hisaka Works Ltd.	5,500	36,917
Hisamitsu Pharmaceutical Co., Inc.	300	7,753
Hitachi Zosen Corp.	37,000	229,361
Hito Communications Holdings, Inc.	1,700	9,144
Hochiki Corp.	3,100	51,020
Hodogaya Chemical Co. Ltd.	900	21,805
Hogy Medical Co. Ltd. (d)	3,700	111,364
Hokkaido Electric Power Co., Inc. (d)	46,200	242,414
Hokkaido Gas Co. Ltd.	19,500	68,816
Hokkan Holdings Ltd.	3,300	35,180
Hokko Chemical Industry Co. Ltd.	3,500	29,110
Hokkoku Financial Holdings, Inc.	4,400	148,503
Hokuetsu Corp. (d)	21,100	203,130
Hokuetsu Industries Co. Ltd.	5,900	67,602
Hokuhoku Financial Group, Inc.	24,600	300,401
Hokuriku Electric Industry Co. Ltd.	2,800	28,519
Hokuriku Electric Power Co.	40,800	221,822
Hokuriku Electrical Construction Co. Ltd.	3,600	25,754
Hokuriku Gas Co. Ltd.	1,000	22,689
Hokuto Corp.	5,100	58,319
H-One Co. Ltd.	6,000	41,944
Honeys Holdings Co. Ltd.	3,630	37,997
Honma Golf Ltd.	27,000	11,621
Hoosiers Holdings Co. Ltd.	8,000	53,040
Hoshi Iryo-Sanki Co. Ltd.	300	8,161
Hosiden Corp.	10,400	151,516
Hosokawa Micron Corp.	3,100	82,218
Hotland Co. Ltd. (d)	3,200	43,364
House Foods Group, Inc.	3,300	60,556
Howa Machinery Ltd.	1,400	11,160
HS Holdings Co. Ltd.	5,000	27,569
Hyakugo Bank Ltd.	46,100	183,235
Hyakujushi Bank Ltd.	4,900	100,858
IBJ, Inc.	4,900	19,104
Ichigo, Inc.	11,100	26,222
Ichiken Co. Ltd.	1,800	29,540
Ichikoh Industries Ltd.	9,000	22,755
Ichimasa Kamaboko Co. Ltd.	1,100	5,214
Ichinen Holdings Co. Ltd.	4,300	52,243
Ichiyoshi Securities Co. Ltd.	7,000	42,474
Icom, Inc.	2,000	34,882
Idec Corp.	6,800	107,466
See accompanying notes to financial statements.
BHFTII-126

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
IDOM, Inc.	14,200	$101,676
Iino Kaiun Kaisha Ltd.	15,500	114,718
I'll, Inc.	900	15,538
Imagica Group, Inc.	4,500	15,571
Imasen Electric Industrial	2,000	7,276
i-mobile Co. Ltd.	5,400	17,303
Imuraya Group Co. Ltd.	2,900	45,451
Inaba Denki Sangyo Co. Ltd.	12,100	298,770
Inaba Seisakusho Co. Ltd. (d)	3,200	36,447
Inabata & Co. Ltd.	9,800	206,214
I-NE Co. Ltd.	800	10,054
Ines Corp.	5,100	58,817
I-Net Corp.	3,520	35,376
Infomart Corp.	7,800	15,093
INFRONEER Holdings, Inc.	17,300	133,503
Innotech Corp.	3,900	34,057
Insource Co. Ltd.	11,200	79,580
Intage Holdings, Inc. (d)	2,600	26,213
Integrated Design & Engineering Holdings Co. Ltd.	3,400	140,255
Intelligent Wave, Inc.	3,400	24,637
Inui Global Logistics Co. Ltd. (d)	3,000	32,323
IR Japan Holdings Ltd.	2,000	9,447
Iriso Electronics Co. Ltd.	4,300	73,072
ISB Corp.	400	3,455
Ise Chemicals Corp. (d)	600	121,963
Iseki & Co. Ltd.	5,700	33,615
Ishihara Sangyo Kaisha Ltd.	7,600	73,476
Ishizuka Glass Co. Ltd.	500	7,498
Itfor, Inc.	7,800	70,219
ITmedia, Inc.	1,500	14,968
Ito En Ltd.	6,100	137,226
Itochu Enex Co. Ltd.	12,000	124,461
Itochu-Shokuhin Co. Ltd.	1,600	72,722
Itoham Yonekyu Holdings, Inc.	5,900	148,502
Itoki Corp. (d)	8,200	84,889
IwaiCosmo Holdings, Inc.	4,300	62,781
Iwaki Co. Ltd.	1,300	20,925
Iwatsuka Confectionery Co. Ltd.	2,000	32,918
Izumi Co. Ltd.	6,800	138,881
J Trust Co. Ltd. (d)	16,800	51,239
JAC Recruitment Co. Ltd. (d)	15,600	69,485
Jaccs Co. Ltd.	4,700	115,851
JAFCO Group Co. Ltd.	8,900	121,732
JANOME Corp.	3,899	24,763
Japan Aviation Electronics Industry Ltd.	11,300	211,445
Japan Cash Machine Co. Ltd.	1,200	7,807
Japan Communications, Inc. (a) (d)	35,600	28,710
Japan Elevator Service Holdings Co. Ltd.	16,000	293,937
Japan Foundation Engineering Co. Ltd.	7,900	30,061
Japan Investment Adviser Co. Ltd. (d)	6,400	45,762
Japan Lifeline Co. Ltd.	13,500	117,892
Japan Material Co. Ltd. (d)	13,600	144,446
Japan Medical Dynamic Marketing, Inc.	4,400	17,145
Japan Oil Transportation Co. Ltd.	700	12,548
Japan Petroleum Exploration Co. Ltd.	26,500	192,382
Japan Property Management Center Co. Ltd.	4,100	29,212
Security Description	Shares	Value
Japan — (Continued)
Japan Pulp & Paper Co. Ltd.	24,500	$105,856
Japan Pure Chemical Co. Ltd.	500	10,235
Japan Securities Finance Co. Ltd.	19,300	249,850
Japan Steel Works Ltd.	2,800	101,101
Japan Transcity Corp.	9,700	62,540
Japan Wool Textile Co. Ltd.	12,600	103,740
JBCC Holdings, Inc.	3,400	97,377
JCU Corp.	4,900	118,393
Jeol Ltd.	9,700	340,956
JFE Systems, Inc.	700	13,842
JGC Holdings Corp.	20,900	172,867
JIG-SAW, Inc. (a)	900	19,160
JINS Holdings, Inc.	2,600	105,833
JINUSHI Co. Ltd.	3,500	48,058
JK Holdings Co. Ltd.	2,800	18,378
J-Lease Co. Ltd.	1,200	9,616
JM Holdings Co. Ltd.	3,200	51,516
JMS Co. Ltd.	6,400	17,739
J-Oil Mills, Inc.	4,900	67,249
Joshin Denki Co. Ltd.	4,300	62,226
Joyful Honda Co. Ltd.	11,900	139,363
JP-Holdings, Inc.	17,900	76,588
JSB Co. Ltd.	2,000	34,708
JSP Corp.	2,400	33,077
JTEKT Corp.	15,100	111,817
Juki Corp. (a)	7,200	16,909
Juroku Financial Group, Inc.	6,900	186,168
Justsystems Corp.	7,000	155,282
JVCKenwood Corp.	33,800	373,569
K&O Energy Group, Inc.	2,800	66,358
Kadoya Sesame Mills, Inc.	800	18,462
Kaga Electronics Co. Ltd.	8,600	156,814
Kagome Co. Ltd. (d)	6,400	120,413
Kaken Pharmaceutical Co. Ltd.	3,400	97,158
Kakiyasu Honten Co. Ltd.	2,500	45,620
Kamakura Shinsho Ltd.	3,700	13,147
Kameda Seika Co. Ltd.	3,100	82,105
Kamei Corp.	5,700	67,802
Kanaden Corp.	3,800	36,181
Kanagawa Chuo Kotsu Co. Ltd.	1,900	45,823
Kanamic Network Co. Ltd.	900	2,861
Kanamoto Co. Ltd.	6,400	136,694
Kandenko Co. Ltd.	12,200	178,209
Kaneka Corp.	10,600	250,773
Kaneko Seeds Co. Ltd.	1,300	11,560
Kanematsu Corp.	17,400	288,873
Kanemi Co. Ltd.	100	2,109
Kanto Denka Kogyo Co. Ltd.	9,000	55,318
Kappa Create Co. Ltd.	1,000	10,119
Katakura Industries Co. Ltd.	5,200	65,359
Katitas Co. Ltd.	11,600	165,778
Kato Sangyo Co. Ltd.	5,600	159,794
Kato Works Co. Ltd.	2,500	22,286
Kawada Technologies, Inc.	2,700	46,787
Kawai Musical Instruments Manufacturing Co. Ltd.	1,600	29,981
KeePer Technical Laboratory Co. Ltd. (d)	2,500	75,637
See accompanying notes to financial statements.
BHFTII-127

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Keihan Holdings Co. Ltd.	6,400	$134,637
Keihanshin Building Co. Ltd.	7,100	74,159
Keihin Co. Ltd.	2,300	28,984
Keikyu Corp.	9,000	74,368
KEIWA, Inc. (d)	1,200	7,560
Keiyo Bank Ltd.	24,300	121,745
Kenko Mayonnaise Co. Ltd.	2,400	30,664
KH Neochem Co. Ltd. (d)	8,500	109,231
Kibun Foods, Inc.	1,500	10,225
Kimura Chemical Plants Co. Ltd.	3,300	18,096
King Jim Co. Ltd.	1,400	7,599
Kintetsu Department Store Co. Ltd.	400	5,270
Kissei Pharmaceutical Co. Ltd.	6,800	178,835
Ki-Star Real Estate Co. Ltd. (d)	1,800	48,993
Kitagawa Corp.	3,100	23,208
Kita-Nippon Bank Ltd.	2,200	41,953
Kitano Construction Corp.	1,400	40,612
Kitz Corp.	15,300	109,741
Kiyo Bank Ltd. (d)	14,100	196,938
Koa Corp.	6,400	39,949
Koatsu Gas Kogyo Co. Ltd.	7,300	37,634
Kobe Electric Railway Co. Ltd.	1,400	20,735
Kohnan Shoji Co. Ltd.	5,900	135,006
Kohsoku Corp.	3,300	53,493
Koike Sanso Kogyo Co. Ltd.	700	28,135
Kojima Co. Ltd.	7,800	51,104
Kokuyo Co. Ltd. (d)	14,200	251,274
Komatsu Matere Co. Ltd.	4,200	22,555
Komatsu Wall Industry Co. Ltd.	3,600	36,050
KOMEDA Holdings Co. Ltd. (d)	11,400	204,688
Komehyo Holdings Co. Ltd.	1,300	32,182
Komeri Co. Ltd.	7,400	154,839
Komori Corp.	11,000	83,614
Konaka Co. Ltd. (a)	7,300	10,670
Kondotec, Inc.	5,600	47,950
Konica Minolta, Inc.	93,000	387,772
Konishi Co. Ltd.	11,600	95,632
Konoike Transport Co. Ltd.	5,700	111,125
Konoshima Chemical Co. Ltd.	600	5,930
Kosaido Holdings Co. Ltd.	12,300	39,131
Koshidaka Holdings Co. Ltd.	6,000	42,868
Kotobuki Spirits Co. Ltd.	13,000	180,036
Kotobukiya Co. Ltd. (d)	1,500	13,708
Kozo Keikaku Engineering Holdings, Inc.	1,200	31,578
KPP Group Holdings Co. Ltd.	3,700	15,044
Krosaki Harima Corp.	4,400	70,640
KRS Corp.	3,400	49,193
K's Holdings Corp. (d)	30,100	268,473
KU Holdings Co. Ltd.	5,500	38,839
Kumagai Gumi Co. Ltd.	7,500	188,203
Kumiai Chemical Industry Co. Ltd.	10,995	52,247
Kunimine Industries Co. Ltd.	1,200	7,731
Kurabo Industries Ltd. (d)	3,200	115,877
Kureha Corp.	8,000	145,372
Kurimoto Ltd.	1,900	52,784
Kuriyama Holdings Corp.	2,300	18,067
Security Description	Shares	Value
Japan — (Continued)
Kusuri No. Aoki Holdings Co. Ltd.	9,900	$204,861
KYB Corp.	7,600	140,835
Kyodo Printing Co. Ltd.	1,700	43,240
Kyoei Steel Ltd.	4,700	54,303
Kyokuto Boeki Kaisha Ltd.	3,600	36,501
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,200	115,822
Kyokuto Securities Co. Ltd.	4,100	38,456
Kyokuyo Co. Ltd.	2,200	57,615
Kyorin Pharmaceutical Co. Ltd.	10,200	97,204
KYORITSU Co. Ltd.	6,800	7,175
Kyoritsu Maintenance Co. Ltd. (d)	13,200	242,669
Kyosan Electric Manufacturing Co. Ltd.	12,600	43,575
Kyowa Electronic Instruments Co. Ltd.	8,000	21,074
Kyowa Leather Cloth Co. Ltd.	3,300	14,835
Kyushu Financial Group, Inc.	8,200	37,272
LAC Co. Ltd.	5,900	43,427
Lacto Japan Co. Ltd.	1,400	23,947
LEC, Inc.	5,000	40,803
Leopalace21 Corp.	33,400	124,607
Life Corp.	4,000	88,865
LIFULL Co. Ltd.	17,000	21,914
LIKE, Inc. (d)	2,100	18,892
Link & Motivation, Inc.	8,900	33,204
Lintec Corp.	8,400	161,522
LITALICO, Inc. (d)	4,700	26,555
Look Holdings, Inc. (d)	2,200	32,204
Mabuchi Motor Co. Ltd. (d)	16,600	235,414
Macnica Holdings, Inc.	9,500	109,736
Macromill, Inc.	12,100	93,821
Maeda Kosen Co. Ltd.	8,400	103,629
Maezawa Kasei Industries Co. Ltd. (d)	3,200	36,138
Maezawa Kyuso Industries Co. Ltd.	5,800	49,459
Makino Milling Machine Co. Ltd.	4,800	325,295
Management Solutions Co. Ltd.	1,800	19,326
Mandom Corp.	8,900	72,283
Mani, Inc. (d)	17,500	199,727
MarkLines Co. Ltd.	3,000	41,493
Mars Group Holdings Corp.	2,200	46,791
Marubun Corp.	4,200	29,260
Marudai Food Co. Ltd.	4,700	49,677
Marufuji Sheet Piling Co. Ltd.	1,300	22,933
Maruha Nichiro Corp.	9,000	173,009
Maruichi Steel Tube Ltd.	9,300	205,045
MARUKA FURUSATO Corp.	993	16,276
Marusan Securities Co. Ltd.	9,900	62,562
Maruyama Manufacturing Co., Inc.	1,500	20,111
Maruzen CHI Holdings Co. Ltd.	11,900	24,193
Maruzen Co. Ltd.	900	19,846
Maruzen Showa Unyu Co. Ltd.	2,400	92,795
Marvelous, Inc.	9,500	35,141
Matching Service Japan Co. Ltd.	1,200	8,347
Matsuda Sangyo Co. Ltd.	3,600	73,362
Matsui Construction Co. Ltd.	6,400	36,083
Matsui Securities Co. Ltd.	26,600	137,420
Matsuya Co. Ltd.	2,400	15,550
Matsuyafoods Holdings Co. Ltd.	400	16,525
See accompanying notes to financial statements.
BHFTII-128

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Max Co. Ltd.	6,700	$148,504
Maxell Ltd.	9,500	111,786
Maxvalu Tokai Co. Ltd.	3,500	74,064
MCJ Co. Ltd.	16,000	144,874
MEC Co. Ltd. (d)	3,600	78,931
Media Do Co. Ltd.	2,100	18,898
Medical Data Vision Co. Ltd. (d)	6,800	16,989
Medical System Network Co. Ltd.	7,000	18,816
Medikit Co. Ltd.	1,300	22,289
Medius Holdings Co. Ltd.	1,800	10,059
Medley, Inc. (a)	1,700	40,953
MedPeer, Inc.	2,600	7,687
Megachips Corp.	3,200	127,300
Megmilk Snow Brand Co. Ltd.	10,800	188,968
Meidensha Corp.	7,700	210,433
Meiji Electric Industries Co. Ltd.	1,000	9,068
Meiji Shipping Group Co. Ltd. (d)	4,300	18,660
Meiko Electronics Co. Ltd.	5,200	298,676
Meisei Industrial Co. Ltd.	8,600	78,335
MEITEC Group Holdings, Inc.	16,700	313,050
Meito Sangyo Co. Ltd.	3,000	37,467
Meiwa Corp.	8,100	33,303
Meiwa Estate Co. Ltd. (d)	3,800	24,662
Melco Holdings, Inc.	1,500	21,033
Menicon Co. Ltd.	14,400	126,828
Mercari, Inc. (a) (d)	11,500	129,794
Mercuria Holdings Co. Ltd.	2,100	10,518
MetaReal Corp. (a)	1,400	6,111
METAWATER Co. Ltd.	3,600	41,395
Micronics Japan Co. Ltd. (d)	5,400	126,197
Midac Holdings Co. Ltd.	900	8,846
Mie Kotsu Group Holdings, Inc.	8,600	27,113
Mikuni Corp.	7,300	15,203
Milbon Co. Ltd.	6,120	135,862
MIMAKI ENGINEERING Co. Ltd.	1,700	17,560
Ministop Co. Ltd. (d)	4,300	46,375
Miraial Co. Ltd.	2,900	24,298
Mirait One Corp.	19,580	284,639
Mirarth Holdings, Inc.	18,300	59,658
Miroku Jyoho Service Co. Ltd.	5,500	68,651
Mitani Corp.	22,700	278,563
Mitani Sekisan Co. Ltd.	2,100	73,356
Mito Securities Co. Ltd.	10,400	37,471
Mitsuba Corp.	6,900	42,114
Mitsubishi Kakoki Kaisha Ltd.	800	18,925
Mitsubishi Logisnext Co. Ltd.	6,600	80,925
Mitsubishi Materials Corp. (d)	14,600	220,638
Mitsubishi Paper Mills Ltd.	5,400	19,568
Mitsubishi Pencil Co. Ltd. (d)	8,200	119,441
Mitsubishi Research Institute, Inc.	2,000	61,195
Mitsubishi Shokuhin Co. Ltd.	3,800	120,387
Mitsubishi Steel Manufacturing Co. Ltd.	4,400	42,819
Mitsuboshi Belting Ltd.	3,900	98,503
Mitsui DM Sugar Holdings Co. Ltd.	4,300	91,805
Mitsui E&S Co. Ltd.	21,900	251,930
Mitsui High-Tec, Inc.	14,000	72,616
Security Description	Shares	Value
Japan — (Continued)
Mitsui Matsushima Holdings Co. Ltd. (d)	2,100	$53,643
Mitsui Mining & Smelting Co. Ltd.	12,300	359,499
Mitsui-Soko Holdings Co. Ltd.	4,500	211,372
Mitsuuroko Group Holdings Co. Ltd. (d)	7,800	88,846
MIXI, Inc.	9,800	188,983
Miyaji Engineering Group, Inc.	4,500	57,354
Miyazaki Bank Ltd.	3,500	68,708
Miyoshi Oil & Fat Co. Ltd.	1,600	15,492
Mizuho Leasing Co. Ltd.	31,900	214,150
Mizuho Medy Co. Ltd. (d)	1,000	9,494
Mizuno Corp. (d)	3,700	208,680
Mochida Pharmaceutical Co. Ltd.	4,700	104,545
Modec, Inc.	1,500	31,902
Monogatari Corp. (d)	6,800	149,762
MORESCO Corp.	2,500	21,745
Morinaga & Co. Ltd.	15,900	273,661
Morinaga Milk Industry Co. Ltd.	16,000	296,931
Moriroku Holdings Co. Ltd.	800	10,151
Morita Holdings Corp.	8,000	109,814
Morito Co. Ltd.	3,400	33,378
Morozoff Ltd. (d)	1,800	55,492
Mory Industries, Inc.	1,600	49,433
MrMax Holdings Ltd.	8,400	37,660
Mugen Estate Co. Ltd.	1,700	20,012
m-up Holdings, Inc.	5,900	60,739
Murakami Corp.	2,100	81,314
Musashi Seimitsu Industry Co. Ltd.	13,400	331,603
Musashino Bank Ltd.	5,600	105,836
Mutoh Holdings Co. Ltd.	900	14,784
Nabtesco Corp. (d)	10,600	186,862
NAC Co. Ltd.	7,200	27,024
Nachi-Fujikoshi Corp.	2,700	53,924
Nafco Co. Ltd.	2,600	34,672
Nagano Keiki Co. Ltd. (d)	4,200	66,069
Nagase & Co. Ltd.	18,800	381,461
Nagawa Co. Ltd.	1,500	70,750
Nagoya Railroad Co. Ltd.	17,500	194,132
Naigai Trans Line Ltd. (d)	2,100	35,783
Nakabayashi Co. Ltd.	5,500	18,128
Nakamuraya Co. Ltd.	1,600	32,505
Nakanishi, Inc.	13,200	199,069
Nakano Corp.	4,000	18,732
Nakayama Steel Works Ltd.	6,300	29,815
Nakayamafuku Co. Ltd.	2,000	4,638
Namura Shipbuilding Co. Ltd.	11,256	122,555
Nankai Electric Railway Co. Ltd.	9,200	144,268
Nanto Bank Ltd.	5,700	116,876
Narasaki Sangyo Co. Ltd.	800	13,819
Natori Co. Ltd.	2,600	36,764
NCD Co. Ltd./Shinagawa	1,700	29,975
NEC Capital Solutions Ltd.	2,500	61,988
NEC Networks & System Integration Corp.	4,000	83,184
Neturen Co. Ltd.	7,300	45,136
New Art Holdings Co. Ltd.	1,235	12,386
New Japan Chemical Co. Ltd. (a)	9,900	12,059
Nextage Co. Ltd.	11,100	99,117
See accompanying notes to financial statements.
BHFTII-129

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
NexTone, Inc. (a)	700	$5,758
NF Holdings Corp.	1,600	12,220
NHK Spring Co. Ltd.	1,200	15,074
Nicca Chemical Co. Ltd.	1,400	10,015
Nice Corp.	2,300	23,872
Nichia Steel Works Ltd.	9,100	17,934
Nichias Corp.	3,700	130,326
Nichiban Co. Ltd.	3,200	42,820
Nichicon Corp.	9,700	66,960
Nichiden Corp.	2,900	56,489
Nichiha Corp.	6,200	114,437
Nichimo Co. Ltd.	2,000	25,152
Nichireki Co. Ltd.	6,400	108,603
Nichirin Co. Ltd.	1,400	30,491
Nifco, Inc.	5,400	129,975
Nihon Chouzai Co. Ltd.	3,320	30,193
Nihon Dempa Kogyo Co. Ltd.	3,300	18,046
Nihon Dengi Co. Ltd.	800	17,183
Nihon Flush Co. Ltd.	6,000	31,102
Nihon House Holdings Co. Ltd.	10,000	20,801
Nihon Kagaku Sangyo Co. Ltd.	3,000	27,760
Nihon M&A Center Holdings, Inc.	58,000	241,763
Nihon Nohyaku Co. Ltd.	9,500	42,250
Nihon Parkerizing Co. Ltd.	19,200	157,618
Nihon Plast Co. Ltd.	4,500	10,403
Nihon Tokushu Toryo Co. Ltd.	2,900	23,363
Nihon Yamamura Glass Co. Ltd.	3,800	39,771
Nikkiso Co. Ltd.	10,700	65,416
Nikko Co. Ltd.	9,000	41,444
Nikkon Holdings Co. Ltd.	26,000	335,492
Nippn Corp.	11,400	158,193
Nippon Air Conditioning Services Co. Ltd.	7,700	51,410
Nippon Aqua Co. Ltd. (d)	3,000	14,613
Nippon Beet Sugar Manufacturing Co. Ltd.	2,900	44,569
Nippon Carbide Industries Co., Inc.	2,300	25,133
Nippon Carbon Co. Ltd. (d)	2,100	58,320
Nippon Chemical Industrial Co. Ltd.	1,400	20,905
Nippon Chemi-Con Corp. (a)	4,400	26,889
Nippon Coke & Engineering Co. Ltd.	47,000	28,419
Nippon Concept Corp.	1,500	17,380
Nippon Concrete Industries Co. Ltd.	14,000	32,734
Nippon Denko Co. Ltd.	18,565	33,398
Nippon Densetsu Kogyo Co. Ltd.	8,600	108,057
Nippon Dry-Chemical Co. Ltd.	1,000	28,134
Nippon Electric Glass Co. Ltd.	15,400	326,691
Nippon Felt Co. Ltd.	8,600	26,556
Nippon Filcon Co. Ltd.	5,200	16,921
Nippon Gas Co. Ltd.	25,200	345,869
Nippon Hume Corp.	6,700	57,950
Nippon Kayaku Co. Ltd.	25,700	208,658
Nippon Kodoshi Corp.	1,600	20,237
Nippon Light Metal Holdings Co. Ltd.	13,900	136,431
Nippon Paper Industries Co. Ltd. (d)	21,000	116,265
Nippon Parking Development Co. Ltd.	46,000	62,305
Nippon Rietec Co. Ltd.	3,700	30,124
Nippon Road Co. Ltd.	4,500	50,569
Security Description	Shares	Value
Japan — (Continued)
Nippon Seiki Co. Ltd.	11,600	$84,042
Nippon Seisen Co. Ltd.	3,500	29,506
Nippon Sharyo Ltd.	2,600	36,743
Nippon Sheet Glass Co. Ltd. (a)	15,100	33,977
Nippon Shinyaku Co. Ltd.	4,600	116,006
Nippon Shokubai Co. Ltd.	12,400	149,977
Nippon Signal Co. Ltd.	8,300	48,769
Nippon Soda Co. Ltd.	10,300	189,183
Nippon Thompson Co. Ltd.	15,700	49,594
Nippon Yakin Kogyo Co. Ltd.	2,800	70,777
Nipro Corp.	35,100	332,597
Nishikawa Rubber Co. Ltd.	1,200	17,073
Nishimatsu Construction Co. Ltd.	7,300	241,454
Nishimatsuya Chain Co. Ltd. (d)	9,800	146,456
Nishi-Nippon Financial Holdings, Inc.	26,600	342,833
Nishi-Nippon Railroad Co. Ltd.	13,700	196,596
Nishio Holdings Co. Ltd.	4,600	136,882
Nissan Shatai Co. Ltd. (d)	12,600	80,086
Nissan Tokyo Sales Holdings Co. Ltd.	11,000	36,207
Nissei ASB Machine Co. Ltd.	1,900	60,810
Nissei Plastic Industrial Co. Ltd.	4,500	28,770
Nissha Co. Ltd.	9,900	101,122
Nisshin Group Holdings Co. Ltd.	12,300	41,523
Nisshin Oillio Group Ltd.	5,500	179,786
Nisshinbo Holdings, Inc. (d)	27,920	158,683
Nissin Corp.	3,300	97,244
Nisso Holdings Co. Ltd.	1,400	6,933
Nissui Corp.	63,700	361,364
Nitta Corp.	4,300	101,083
Nitta Gelatin, Inc.	4,500	21,314
Nittetsu Mining Co. Ltd.	2,700	75,832
Nitto Fuji Flour Milling Co. Ltd.	800	34,325
Nitto Kogyo Corp.	4,800	87,803
Nitto Kohki Co. Ltd.	3,200	54,852
Nitto Seiko Co. Ltd.	8,900	35,089
Nittoc Construction Co. Ltd.	5,950	37,858
NJS Co. Ltd. (d)	2,200	49,583
Noevir Holdings Co. Ltd.	3,200	99,212
Nohmi Bosai Ltd.	600	12,560
Nojima Corp.	14,200	206,128
NOK Corp.	900	14,038
Noritake Co. Ltd.	4,500	112,603
Noritsu Koki Co. Ltd.	4,000	130,527
Noritz Corp. (d)	6,400	67,231
North Pacific Bank Ltd.	52,800	151,775
NPR-RIKEN Corp. (d)	6,864	110,887
NS Tool Co. Ltd.	4,800	23,083
NS United Kaiun Kaisha Ltd.	2,500	63,902
NSD Co. Ltd.	16,240	346,900
NSK Ltd.	10,300	44,522
NSW, Inc.	1,900	37,237
NTN Corp.	92,700	148,229
Oat Agrio Co. Ltd.	400	5,043
Obara Group, Inc.	2,300	58,327
Oenon Holdings, Inc. (d)	12,300	30,558
Ogaki Kyoritsu Bank Ltd.	8,500	103,793
See accompanying notes to financial statements.
BHFTII-130

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Ohara, Inc.	1,600	$11,695
Ohashi Technica, Inc.	2,900	36,473
Ohba Co. Ltd.	4,600	29,281
Ohsho Food Service Corp.	9,600	185,286
OIE Sangyo Co. Ltd.	800	10,134
Oiles Corp.	5,500	86,177
Oita Bank Ltd.	3,600	70,947
Okabe Co. Ltd.	9,400	45,530
Okada Aiyon Corp.	1,900	23,145
Okamoto Industries, Inc.	2,200	80,266
Okamoto Machine Tool Works Ltd.	1,000	24,819
Okamura Corp.	13,000	169,347
Okasan Securities Group, Inc.	36,000	144,812
Oki Electric Industry Co. Ltd.	20,700	139,077
Okinawa Cellular Telephone Co.	5,300	146,058
Okinawa Electric Power Co., Inc.	10,727	65,191
Okinawa Financial Group, Inc.	4,760	78,149
OKUMA Corp.	9,800	208,778
Okumura Corp.	7,100	176,872
Okura Industrial Co. Ltd. (d)	2,300	43,746
Okuwa Co. Ltd.	7,400	41,528
Onoken Co. Ltd.	4,300	40,889
Onward Holdings Co. Ltd.	22,500	83,847
Open Up Group, Inc.	4,700	53,023
Optex Group Co. Ltd.	6,800	74,970
Optim Corp. (a)	4,200	18,796
Optorun Co. Ltd.	5,500	64,978
Organo Corp.	2,900	148,459
Oricon, Inc.	1,200	6,238
Orient Corp.	11,670	62,391
Oriental Shiraishi Corp.	29,200	72,565
Origin Co. Ltd.	2,200	16,151
Oro Co. Ltd. (d)	2,100	33,912
Osaka Organic Chemical Industry Ltd.	2,900	52,573
Osaka Steel Co. Ltd. (d)	3,700	68,841
OSAKA Titanium Technologies Co. Ltd. (d)	3,200	37,760
Osaki Electric Co. Ltd.	9,500	46,680
OSG Corp.	18,700	219,034
OUG Holdings, Inc.	700	11,986
Oyo Corp.	4,900	79,708
Ozu Corp. (d)	600	6,374
Pacific Industrial Co. Ltd.	8,900	76,523
Pacific Metals Co. Ltd. (a) (d)	3,900	35,745
Pack Corp. (d)	3,900	88,425
PAL GROUP Holdings Co. Ltd.	8,600	166,578
PALTAC Corp.	3,300	90,932
Paraca, Inc.	300	3,485
Paramount Bed Holdings Co. Ltd. (d)	9,400	160,984
Paris Miki Holdings, Inc. (d)	10,600	20,550
Park24 Co. Ltd.	23,400	326,876
Pasona Group, Inc.	4,600	59,349
PCI Holdings, Inc.	100	561
Pegasus Co. Ltd.	5,400	15,259
Penta-Ocean Construction Co. Ltd.	25,100	103,793
People Dreams & Technologies Group Co. Ltd.	1,400	13,298
PeptiDream, Inc. (a) (d)	10,000	166,004
Security Description	Shares	Value
Japan — (Continued)
Pharma Foods International Co. Ltd.	3,600	$22,678
PIA Corp. (a)	500	9,965
Pickles Holdings Co. Ltd.	2,600	17,402
Pigeon Corp. (d)	27,600	254,673
PILLAR Corp.	4,100	111,328
Pilot Corp. (d)	5,800	178,559
Piolax, Inc. (d)	7,300	117,135
Plus Alpha Consulting Co. Ltd.	2,000	24,040
Pole To Win Holdings, Inc.	7,900	22,642
PR Times Corp. (a)	700	7,735
Premium Group Co. Ltd.	7,800	126,930
Premium Water Holdings, Inc.	500	9,865
Press Kogyo Co. Ltd.	19,400	69,184
Pressance Corp.	4,000	50,512
Prestige International, Inc.	24,200	104,074
Prima Meat Packers Ltd.	6,000	84,478
Procrea Holdings, Inc.	6,521	72,966
Pronexus, Inc.	5,100	42,895
Pro-Ship, Inc.	2,300	23,508
Proto Corp.	7,500	61,357
PS Construction Co. Ltd.	2,700	19,102
Punch Industry Co. Ltd.	2,700	6,866
QB Net Holdings Co. Ltd.	1,400	9,194
Qol Holdings Co. Ltd.	5,600	52,272
Quick Co. Ltd.	4,000	57,653
Raccoon Holdings, Inc.	4,100	19,029
Raito Kogyo Co. Ltd.	9,800	137,493
Raiznext Corp.	7,700	76,006
Raksul, Inc.	3,300	27,517
Rakus Co. Ltd.	2,400	27,847
Rasa Industries Ltd.	2,000	34,356
Relo Group, Inc.	11,500	139,742
Rengo Co. Ltd.	42,800	237,178
RENOVA, Inc. (a) (d)	5,100	25,063
Resorttrust, Inc.	18,300	363,178
Restar Corp.	4,500	73,440
Retail Partners Co. Ltd.	4,300	34,402
Rheon Automatic Machinery Co. Ltd.	5,000	46,032
Rhythm Co. Ltd. (d)	1,300	33,853
Ricoh Leasing Co. Ltd.	3,100	102,636
Ride On Express Holdings Co. Ltd.	1,700	10,848
Riken Keiki Co. Ltd.	6,400	154,837
Riken Technos Corp.	8,400	57,029
Riken Vitamin Co. Ltd.	5,400	83,846
Ringer Hut Co. Ltd.	600	8,343
Rion Co. Ltd.	2,200	36,414
Riso Kyoiku Co. Ltd.	12,870	24,678
Rock Field Co. Ltd. (d)	6,600	64,044
Rokko Butter Co. Ltd. (d)	3,600	30,172
Roland Corp. (d)	2,800	69,345
Round One Corp. (d)	37,800	309,715
Ryobi Ltd. (d)	4,900	70,129
RYODEN Corp.	3,900	60,717
Ryoyo Ryosan Holdings, Inc. (d)	2,220	34,318
S Foods, Inc.	3,600	62,387
S&B Foods, Inc.	1,500	50,143
See accompanying notes to financial statements.
BHFTII-131

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Sac's Bar Holdings, Inc.	5,250	$32,508
Sagami Rubber Industries Co. Ltd.	1,800	11,396
Saibu Gas Holdings Co. Ltd.	5,400	59,229
Saizeriya Co. Ltd. (d)	2,400	81,119
Sakai Chemical Industry Co. Ltd.	3,200	52,809
Sakai Heavy Industries Ltd.	2,000	29,922
Sakai Moving Service Co. Ltd.	4,900	76,636
Sakata INX Corp.	8,400	91,997
Sakura Internet, Inc. (d)	2,800	77,937
Sala Corp.	9,700	55,073
San Holdings, Inc.	5,600	41,542
San ju San Financial Group, Inc.	4,870	70,091
San-A Co. Ltd.	9,300	170,202
San-Ai Obbli Co. Ltd.	11,200	134,907
Sanden Corp. (a) (d)	4,400	4,140
Sangetsu Corp.	10,400	197,906
San-In Godo Bank Ltd.	31,300	248,744
Sanken Electric Co. Ltd. (a)	4,000	145,867
Sanki Engineering Co. Ltd.	9,000	179,781
Sanko Metal Industrial Co. Ltd.	1,000	28,209
Sankyo Frontier Co. Ltd.	2,000	27,116
Sankyo Seiko Co. Ltd.	10,800	42,560
Sankyo Tateyama, Inc.	6,500	27,475
Sankyu, Inc.	7,800	269,336
Sanoh Industrial Co. Ltd.	6,300	29,692
Sansei Technologies, Inc.	800	6,349
Sansha Electric Manufacturing Co. Ltd.	2,700	14,735
Sanshin Electronics Co. Ltd.	2,400	29,904
Sanyo Chemical Industries Ltd.	2,800	72,984
Sanyo Denki Co. Ltd.	2,300	132,074
Sanyo Electric Railway Co. Ltd. (d)	4,800	61,705
Sanyo Industries Ltd.	1,300	23,913
Sanyo Shokai Ltd.	2,500	46,477
Sanyo Special Steel Co. Ltd.	5,000	60,696
Sanyo Trading Co. Ltd.	5,300	53,787
Sata Construction Co. Ltd.	2,600	16,428
Sato Holdings Corp.	5,300	73,770
Sato Shoji Corp.	4,100	38,736
Satori Electric Co. Ltd.	2,100	23,156
Sawai Group Holdings Co. Ltd.	22,500	306,356
SAXA, Inc.	1,800	32,515
SBI ARUHI Corp.	2,000	10,446
SBI Insurance Group Co. Ltd.	1,400	9,446
SBS Holdings, Inc. (d)	4,100	61,516
Scroll Corp.	6,400	43,853
SEC Carbon Ltd.	1,000	13,904
Seed Co. Ltd.	1,700	5,901
Seika Corp.	1,300	39,698
Seikagaku Corp.	9,800	49,750
Seikitokyu Kogyo Co. Ltd.	2,100	20,710
Seiko Group Corp.	6,200	190,468
Seiren Co. Ltd.	10,800	190,111
Sekisui Jushi Corp.	5,300	71,517
Sekisui Kasei Co. Ltd.	8,100	18,210
SEMITEC Corp.	1,600	20,619
Senko Group Holdings Co. Ltd. (d)	25,500	240,714
Security Description	Shares	Value
Japan — (Continued)
Senshu Electric Co. Ltd.	3,300	$101,967
Senshu Ikeda Holdings, Inc.	52,200	131,435
Senshukai Co. Ltd. (a) (d)	11,000	19,892
SERAKU Co. Ltd.	700	6,131
Seria Co. Ltd.	11,100	198,851
Seven Bank Ltd.	33,800	66,973
Shibaura Electronics Co. Ltd.	3,300	68,848
Shibaura Machine Co. Ltd. (d)	4,800	108,379
Shibaura Mechatronics Corp.	2,700	134,449
Shibusawa Warehouse Co. Ltd.	2,800	54,310
Shibuya Corp.	3,900	94,670
SHIFT, Inc. (a)	1,300	148,870
Shiga Bank Ltd.	8,200	204,893
Shikibo Ltd.	4,700	30,262
Shikoku Bank Ltd.	8,900	65,692
Shikoku Electric Power Co., Inc.	36,200	282,236
Shikoku Kasei Holdings Corp.	7,800	101,807
Shima Seiki Manufacturing Ltd.	7,000	46,634
Shimadaya Corp. (d)	1,500	13,214
Shimizu Bank Ltd.	3,400	30,931
Shimojima Co. Ltd. (d)	4,200	35,577
Shin Nippon Air Technologies Co. Ltd.	4,200	53,765
Shin Nippon Biomedical Laboratories Ltd. (d)	5,300	55,767
Shinagawa Refractories Co. Ltd.	6,300	69,857
Shindengen Electric Manufacturing Co. Ltd.	1,900	29,841
Shin-Etsu Polymer Co. Ltd.	9,800	102,670
Shinki Bus Co. Ltd.	900	19,676
Shinko Shoji Co. Ltd.	8,400	53,174
Shinmaywa Industries Ltd.	13,300	116,775
Shinnihon Corp.	6,300	62,631
Shinnihonseiyaku Co. Ltd.	1,100	14,088
Shinsho Corp.	900	35,174
Shinwa Co. Ltd.	5,400	70,998
Ship Healthcare Holdings, Inc.	15,700	220,044
Shizuki Electric Co., Inc.	700	1,569
Shizuoka Gas Co. Ltd.	8,800	59,855
Shoei Co. Ltd.	10,800	153,740
Shoei Foods Corp.	400	10,228
Showa Sangyo Co. Ltd.	5,100	91,586
SIGMAXYZ Holdings, Inc.	14,400	85,113
Siix Corp. (d)	6,200	47,070
Simplex Holdings, Inc.	700	10,982
Sinanen Holdings Co. Ltd.	1,800	74,940
Sinfonia Technology Co. Ltd.	4,600	184,695
Sinko Industries Ltd.	16,800	134,618
Sintokogio Ltd.	8,900	53,230
SK-Electronics Co. Ltd.	1,800	23,013
SKY Perfect JSAT Holdings, Inc.	34,700	198,325
Smaregi, Inc. (a) (d)	1,200	19,977
SMK Corp.	1,700	27,650
SMS Co. Ltd.	8,200	81,239
SNT Corp.	7,300	9,576
Soda Nikka Co. Ltd.	4,500	32,719
Sodick Co. Ltd.	11,000	51,061
Soft99 Corp. (d)	5,100	47,682
Softcreate Holdings Corp.	3,800	55,163
See accompanying notes to financial statements.
BHFTII-132

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Software Service, Inc.	900	$71,920
Soken Chemical & Engineering Co. Ltd.	700	16,065
Solasto Corp.	12,800	38,280
Soliton Systems KK	2,500	18,094
Solxyz Co. Ltd.	1,400	2,868
Sotetsu Holdings, Inc.	12,100	191,198
Sotoh Co. Ltd.	3,100	13,156
Space Co. Ltd.	5,060	35,770
Sparx Group Co. Ltd.	3,740	36,120
SPK Corp.	2,600	35,369
S-Pool, Inc.	12,300	24,688
Sprix, Inc.	1,300	7,522
SRA Holdings	3,100	82,749
SRE Holdings Corp. (a)	1,900	36,918
ST Corp.	4,100	40,138
St. Care Holding Corp.	2,300	11,027
St. Marc Holdings Co. Ltd.	4,400	75,561
Star Mica Holdings Co. Ltd.	6,000	29,396
Star Micronics Co. Ltd. (d)	7,400	88,064
Starts Corp., Inc.	6,800	163,120
Starzen Co. Ltd.	3,700	68,005
Stella Chemifa Corp.	2,000	55,670
Step Co. Ltd.	2,500	35,241
Strike Co. Ltd.	1,300	30,206
Studio Alice Co. Ltd. (d)	2,900	38,708
Subaru Enterprise Co. Ltd.	500	10,854
Sugimoto & Co. Ltd.	6,000	53,081
Sumida Corp. (d)	7,500	41,919
Suminoe Textile Co. Ltd.	1,400	18,646
Sumitomo Densetsu Co. Ltd.	4,900	152,361
Sumitomo Mitsui Construction Co. Ltd.	33,260	87,313
Sumitomo Osaka Cement Co. Ltd.	6,200	129,741
Sumitomo Riko Co. Ltd.	8,000	82,048
Sumitomo Seika Chemicals Co. Ltd.	1,800	54,299
Sumitomo Warehouse Co. Ltd. (d)	11,000	195,243
Sun Frontier Fudousan Co. Ltd.	6,100	74,636
Suncall Corp.	8,300	14,559
Sun-Wa Technos Corp.	2,200	31,367
Suruga Bank Ltd.	39,500	283,315
Suzuken Co. Ltd.	1,200	35,970
Suzuki Co. Ltd.	1,700	19,360
SWCC Corp.	6,400	305,023
System Research Co. Ltd.	2,400	22,505
Systems Engineering Consultants Co. Ltd.	600	18,613
Systena Corp.	64,500	147,800
Syuppin Co. Ltd.	4,400	29,351
T Hasegawa Co. Ltd.	4,500	88,003
T RAD Co. Ltd.	1,900	44,257
Tachibana Eletech Co. Ltd.	4,240	70,779
Tachikawa Corp. (d)	3,100	26,429
Tachi-S Co. Ltd.	7,300	80,314
Tadano Ltd. (d)	24,100	173,739
Taihei Dengyo Kaisha Ltd.	2,400	76,322
Taiheiyo Kouhatsu, Inc.	2,100	9,595
Taiho Kogyo Co. Ltd.	6,400	26,569
Taikisha Ltd.	5,100	160,963
Security Description	Shares	Value
Japan — (Continued)
Taiko Bank Ltd.	3,100	$28,378
Taisei Lamick Co. Ltd.	2,200	34,545
Taiyo Holdings Co. Ltd.	8,700	224,807
Taiyo Yuden Co. Ltd. (d)	8,400	119,107
Takamatsu Construction Group Co. Ltd.	3,700	65,686
Takamiya Co. Ltd.	5,200	13,422
Takano Co. Ltd.	4,600	20,657
Takaoka Toko Co. Ltd.	3,165	41,475
Takara & Co. Ltd.	1,300	23,264
Takara Bio, Inc.	11,100	73,529
Takara Holdings, Inc.	34,700	297,609
Takara Standard Co. Ltd.	8,300	88,661
Takasago International Corp.	3,600	133,422
Takasago Thermal Engineering Co. Ltd.	3,500	141,368
Takashima & Co. Ltd.	2,700	22,193
Takemoto Yohki Co. Ltd.	1,200	6,344
Takeuchi Manufacturing Co. Ltd. (d)	7,700	240,575
Takuma Co. Ltd.	12,900	135,154
Tama Home Co. Ltd. (d)	3,200	72,100
Tamron Co. Ltd.	9,800	276,278
Tamura Corp.	18,800	60,709
Tanseisha Co. Ltd.	9,450	59,305
Tayca Corp.	4,000	40,152
Tazmo Co. Ltd. (d)	2,500	33,410
Tbk Co. Ltd.	8,000	13,860
TDC Soft, Inc.	9,800	97,258
TechMatrix Corp.	9,100	136,732
Techno Medica Co. Ltd.	2,400	27,892
Techno Ryowa Ltd.	2,700	47,243
TechnoPro Holdings, Inc.	5,600	104,602
Teijin Ltd.	32,500	274,450
Teikoku Electric Manufacturing Co. Ltd.	4,200	75,466
Teikoku Sen-I Co. Ltd. (d)	4,900	73,192
Teikoku Tsushin Kogyo Co. Ltd.	3,000	48,141
Tekken Corp.	2,700	41,387
Temairazu, Inc.	700	14,257
Tenma Corp.	3,000	54,578
Tess Holdings Co. Ltd.	2,600	4,552
THK Co. Ltd.	3,600	82,545
Tigers Polymer Corp.	2,200	10,320
TKC Corp.	6,200	149,067
TKP Corp. (a)	2,100	16,663
Toa Corp.	17,200	122,476
TOA ROAD Corp.	7,500	61,996
Toagosei Co. Ltd. (d)	21,600	206,586
TOBISHIMA HOLDINGS, Inc.	5,560	57,514
TOC Co. Ltd.	7,900	32,039
Tocalo Co. Ltd.	13,200	154,175
Tochigi Bank Ltd.	21,300	38,052
Toda Corp.	36,000	218,462
Toda Kogyo Corp. (a)	600	4,521
Toei Co. Ltd.	2,000	74,486
Toell Co. Ltd. (d)	3,100	15,210
Toenec Corp.	9,500	59,118
Toho Bank Ltd.	42,600	79,169
Toho Co. Ltd.	1,700	32,314
See accompanying notes to financial statements.
BHFTII-133

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Toho Gas Co. Ltd.	600	$16,130
Toho Holdings Co. Ltd.	10,500	283,355
Toho Titanium Co. Ltd. (d)	8,200	55,732
Toho Zinc Co. Ltd. (a)	3,400	11,519
Tohoku Bank Ltd.	4,700	34,401
Tohokushinsha Film Corp. (d)	14,400	56,562
Tokai Carbon Co. Ltd. (d)	42,000	242,136
Tokai Corp.	5,800	83,812
TOKAI Holdings Corp.	22,700	139,837
Tokai Rika Co. Ltd.	12,300	176,954
Tokai Tokyo Financial Holdings, Inc.	46,600	145,138
Token Corp.	1,360	108,092
Tokushu Tokai Paper Co. Ltd.	2,500	57,609
Tokuyama Corp.	14,400	238,571
Tokyo Base Co. Ltd.	4,100	8,612
Tokyo Electron Device Ltd. (d)	3,900	74,674
Tokyo Energy & Systems, Inc.	4,700	32,768
Tokyo Individualized Educational Institute, Inc.	2,500	5,394
Tokyo Keiki, Inc.	800	16,212
Tokyo Kiraboshi Financial Group, Inc.	5,124	147,097
Tokyo Rope Manufacturing Co. Ltd.	2,800	23,096
Tokyo Sangyo Co. Ltd.	5,500	25,701
Tokyo Seimitsu Co. Ltd.	1,700	77,779
Tokyo Steel Manufacturing Co. Ltd.	12,800	120,918
Tokyo Tekko Co. Ltd.	2,000	85,164
Tokyo Theatres Co., Inc. (d)	2,900	19,730
Tokyotokeiba Co. Ltd. (d)	3,400	97,620
Tokyu Construction Co. Ltd.	17,800	81,572
Toli Corp.	12,000	35,245
Tomato Bank Ltd.	4,200	32,755
Tomen Devices Corp.	800	34,838
Tomoe Corp.	9,800	61,351
Tomoe Engineering Co. Ltd.	1,600	38,549
Tomoku Co. Ltd.	3,000	43,947
TOMONY Holdings, Inc.	34,400	96,939
Tomy Co. Ltd.	13,800	394,834
Tonami Holdings Co. Ltd.	1,300	49,067
Topcon Corp.	22,100	393,937
Topre Corp.	8,700	109,639
Topy Industries Ltd.	3,100	39,435
Torex Semiconductor Ltd.	500	3,897
Toridoll Holdings Corp.	6,500	160,251
Torigoe Co. Ltd. (d)	6,000	28,742
Torii Pharmaceutical Co. Ltd. (d)	2,800	83,519
Torishima Pump Manufacturing Co. Ltd. (d)	5,200	78,819
Tosei Corp.	5,700	90,291
Toshiba TEC Corp.	6,000	136,683
Totech Corp.	2,100	34,932
Totetsu Kogyo Co. Ltd.	5,900	125,269
Tottori Bank Ltd.	3,700	29,087
Toukei Computer Co. Ltd. (d)	600	15,871
Towa Bank Ltd.	9,000	36,417
Towa Corp. (d)	17,100	164,104
Towa Pharmaceutical Co. Ltd.	5,600	118,722
Toyo Construction Co. Ltd. (d)	17,099	146,735
Toyo Corp.	7,900	72,007
Security Description	Shares	Value
Japan — (Continued)
Toyo Denki Seizo KK	3,200	$24,280
Toyo Engineering Corp.	5,800	26,543
Toyo Gosei Co. Ltd.	800	27,263
Toyo Kanetsu KK	2,000	55,373
Toyo Machinery & Metal Co. Ltd.	6,000	24,994
Toyo Securities Co. Ltd.	14,100	50,023
Toyo Tanso Co. Ltd.	2,800	75,050
Toyo Tire Corp. (d)	10,900	169,444
Toyo Wharf & Warehouse Co. Ltd.	2,500	19,940
Toyobo Co. Ltd. (d)	20,300	124,130
Toyoda Gosei Co. Ltd.	1,400	24,441
Toyota Boshoku Corp.	4,300	55,603
TPR Co. Ltd.	5,600	86,567
Traders Holdings Co. Ltd.	2,800	17,942
Transaction Co. Ltd.	1,400	18,463
Transcosmos, Inc.	4,200	89,066
TRE Holdings Corp.	5,600	53,598
Treasure Factory Co. Ltd.	1,800	16,082
Trusco Nakayama Corp.	10,500	155,334
TRYT, Inc. (d)	8,700	22,378
TS Tech Co. Ltd.	18,700	212,050
TSI Holdings Co. Ltd. (d)	11,805	78,541
Tsubaki Nakashima Co. Ltd. (d)	10,100	30,060
Tsubakimoto Chain Co.	17,400	213,913
Tsubakimoto Kogyo Co. Ltd.	3,600	47,133
Tsuburaya Fields Holdings, Inc.	3,600	41,939
Tsugami Corp.	9,000	87,941
Tsukishima Holdings Co. Ltd.	7,200	68,241
Tsukuba Bank Ltd.	19,200	29,667
Tsumura & Co.	9,300	276,327
Tsurumi Manufacturing Co. Ltd.	4,000	84,496
Tsutsumi Jewelry Co. Ltd.	700	9,840
TV Asahi Holdings Corp.	5,400	77,932
Tv Tokyo Holdings Corp.	1,800	36,954
TYK Corp.	6,000	16,209
UACJ Corp.	7,985	268,365
UBE Corp.	19,900	304,926
Ubicom Holdings, Inc.	500	4,170
Uchida Yoko Co. Ltd.	2,100	92,354
Ueki Corp.	2,200	22,584
ULS Group, Inc.	600	20,068
Ulvac, Inc.	1,900	73,014
U-Next Holdings Co. Ltd. (d)	8,100	89,082
Unipres Corp.	7,600	51,937
United Arrows Ltd.	3,100	52,807
United Super Markets Holdings, Inc. (d)	13,068	62,486
UNITED, Inc.	6,000	29,746
Universal Entertainment Corp. (d)	6,100	39,822
Urbanet Corp. Co. Ltd.	4,500	12,114
Ushio, Inc.	20,400	274,102
UT Group Co. Ltd.	4,900	67,458
V Technology Co. Ltd.	1,800	27,149
Valor Holdings Co. Ltd.	8,000	111,460
Valqua Ltd.	3,800	78,266
Value HR Co. Ltd. (d)	2,000	21,306
ValueCommerce Co. Ltd.	4,300	31,922
See accompanying notes to financial statements.
BHFTII-134

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
V-Cube, Inc. (a)	2,100	$2,512
Vector, Inc.	5,600	36,724
Vertex Corp.	3,000	34,416
Vision, Inc. (d)	4,000	32,293
Visional, Inc. (a) (d)	1,900	96,233
Vital KSK Holdings, Inc.	9,100	71,942
VT Holdings Co. Ltd.	14,700	46,288
Wacoal Holdings Corp.	9,200	314,126
Wacom Co. Ltd.	1,800	8,198
Wakachiku Construction Co. Ltd.	1,900	45,000
Wakita & Co. Ltd.	8,600	91,396
Warabeya Nichiyo Holdings Co. Ltd.	2,800	36,148
Waseda Academy Co. Ltd.	1,400	17,442
Watahan & Co. Ltd.	3,200	32,565
Watts Co. Ltd.	1,900	7,969
WDB Holdings Co. Ltd.	2,700	28,524
Weathernews, Inc.	3,000	73,119
Wellneo Sugar Co. Ltd.	2,400	33,756
Wellnet Corp.	4,400	23,997
West Holdings Corp. (d)	4,729	54,496
Will Group, Inc.	4,200	26,813
WingArc1st, Inc.	1,800	42,758
Wood One Co. Ltd. (d)	2,600	13,995
World Co. Ltd.	5,000	79,555
World Holdings Co. Ltd. (d)	2,500	31,224
Wowow, Inc.	2,200	13,923
Xebio Holdings Co. Ltd.	5,600	40,521
Yahagi Construction Co. Ltd.	7,300	73,365
YAKUODO Holdings Co. Ltd.	2,900	37,340
YAMABIKO Corp.	6,900	110,408
YAMADA Consulting Group Co. Ltd.	3,100	37,749
Yamagata Bank Ltd.	6,900	43,603
Yamaguchi Financial Group, Inc.	13,700	142,900
Yamaichi Electronics Co. Ltd.	5,200	75,154
Yamanashi Chuo Bank Ltd.	6,300	74,725
Yamatane Corp.	2,100	46,284
Yamato Corp.	5,000	43,526
Yamaura Corp.	2,800	22,091
Yamaya Corp.	1,150	21,020
Yamazawa Co. Ltd.	1,000	7,571
Yamazen Corp.	13,200	116,498
Yaoko Co. Ltd.	700	42,044
Yashima Denki Co. Ltd.	7,500	80,680
Yasuda Logistics Corp.	4,900	54,732
Yellow Hat Ltd.	8,100	137,792
Yodogawa Steel Works Ltd.	4,900	173,444
Yokogawa Bridge Holdings Corp.	8,000	142,601
Yokorei Co. Ltd.	10,500	56,680
Yokowo Co. Ltd.	4,300	48,255
Yomeishu Seizo Co. Ltd.	2,400	38,220
Yondenko Corp.	6,000	60,756
Yondoshi Holdings, Inc.	4,600	55,171
Yonex Co. Ltd.	9,500	129,216
Yorozu Corp.	6,500	49,837
Yoshinoya Holdings Co. Ltd. (d)	15,500	305,343
Yotai Refractories Co. Ltd.	4,100	41,988
Security Description	Shares	Value
Japan — (Continued)
Yuasa Funashoku Co. Ltd.	1,300	$31,208
Yuasa Trading Co. Ltd.	3,900	108,921
Yuken Kogyo Co. Ltd.	1,300	22,202
Yukiguni Maitake Co. Ltd.	2,100	14,386
Yurtec Corp.	9,000	88,311
Yushin Precision Equipment Co. Ltd.	2,900	12,159
Yushiro Chemical Industry Co. Ltd.	2,900	39,643
Yutaka Giken Co. Ltd.	600	7,932
Zaoh Co. Ltd.	800	12,340
Zenkoku Hosho Co. Ltd.	3,400	119,154
Zenrin Co. Ltd.	9,750	51,382
Zeon Corp.	14,000	132,480
ZERIA Pharmaceutical Co. Ltd.	2,800	43,302
ZIGExN Co. Ltd.	8,400	25,285
Zojirushi Corp.	900	10,147
Zuiko Corp.	4,000	32,340
		107,325,277
Jordan — 0.1%
Hikma Pharmaceuticals PLC	17,728	441,270
Liechtenstein — 0.1%
Liechtensteinische Landesbank AG	3,366	260,657
VP Bank AG - Class A	1,049	89,461
		350,118
Luxembourg — 0.1%
Aperam SA	9,154	238,185
RTL Group SA (d)	3,665	101,286
SES SA (d)	78,345	248,179
		587,650
Macau — 0.0%
MECOM Power & Construction Ltd. (a)	211,500	4,630
SJM Holdings Ltd. (a)	384,249	133,096
Wynn Macau Ltd.	53,600	37,202
		174,928
Malaysia — 0.0%
Frencken Group Ltd.	57,600	47,741
Malta — 0.0%
Gentoo Media, Inc. (a)	5,882	12,784
Mexico — 0.0%
Borr Drilling Ltd. (a)	7,723	30,120
Fresnillo PLC	10,852	84,568
		114,688
Mongolia — 0.0%
Mongolian Mining Corp. (a)	63,000	57,947
Netherlands — 1.8%
Aalberts NV	20,768	733,395
Acomo NV	2,850	51,029
Alfen NV (a) (d)	4,827	60,160
See accompanying notes to financial statements.
BHFTII-135

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Netherlands — (Continued)
AMG Critical Materials NV (d)	6,652	$95,014
Arcadis NV	15,453	938,624
Argo Properties NV (a)	626	17,197
Basic-Fit NV (a)	8,733	203,709
BE Semiconductor Industries NV	3,456	467,399
Brack Capital Properties NV (a)	856	63,953
Brunel International NV (d)	6,045	56,799
Corbion NV	15,315	342,955
CTP NV	13,224	203,446
Flow Traders Ltd.	7,758	173,595
ForFarmers NV	10,101	35,262
Fugro NV	24,757	427,354
IMCD NV	6,208	919,395
Kendrion NV	3,900	41,898
Koninklijke BAM Groep NV	72,114	312,383
Koninklijke Heijmans NV	6,281	204,197
Koninklijke Vopak NV	13,444	593,123
Nedap NV (d)	1,575	89,542
New World Resources PLC - Class A (a) (b) (c)	11,898	0
OCI NV (d)	12,506	139,608
Pharming Group NV (a) (d)	76,183	73,010
PostNL NV (d)	70,119	75,683
Randstad NV	11,339	476,133
SBM Offshore NV (d)	29,300	513,269
SIF Holding NV (a)	1,469	18,412
Sligro Food Group NV	6,049	69,591
TKH Group NV (d)	10,606	364,041
TomTom NV (a) (d)	15,089	77,642
Van Lanschot Kempen NV	6,743	302,962
		8,140,780
New Zealand — 0.3%
Air New Zealand Ltd.	216,039	72,502
Briscoe Group Ltd.	13,123	36,917
Channel Infrastructure NZ Ltd.	42,545	44,507
Chorus Ltd.	12,083	59,517
Delegat Group Ltd.	6,671	18,094
Eroad Ltd. (a)	7,847	4,961
Freightways Group Ltd.	26,416	157,135
Genesis Energy Ltd.	13,165	16,573
Gentrack Group Ltd. (a)	7,810	55,089
Hallenstein Glasson Holdings Ltd.	13,182	60,966
Heartland Group Holdings Ltd.	170,244	94,150
Investore Property Ltd. (REIT)	49,477	31,501
KMD Brands Ltd. (a)	106,864	26,617
Manawa Energy Ltd.	13,980	43,798
NZME Ltd.	71,247	43,572
NZX Ltd.	87,370	71,205
Oceania Healthcare Ltd. (a)	113,418	46,321
Pacific Edge Ltd. (a)	89,677	6,244
PGG Wrightson Ltd. (a)	5,854	5,152
Restaurant Brands New Zealand Ltd.	7,507	16,952
Ryman Healthcare Ltd. (a)	4,457	11,746
Sanford Ltd.	17,782	42,284
Scales Corp. Ltd.	25,709	58,512
Serko Ltd. (a)	5,880	12,552
Security Description	Shares	Value
New Zealand — (Continued)
Skellerup Holdings Ltd.	34,311	$99,270
SKY Network Television Ltd.	38,232	55,598
SKYCITY Entertainment Group Ltd.	133,795	108,141
Steel & Tube Holdings Ltd.	51,732	24,597
Summerset Group Holdings Ltd.	21,518	157,842
Tourism Holdings Ltd.	28,944	32,233
TOWER Ltd.	53,852	40,663
Turners Automotive Group Ltd.	9,341	28,720
Warehouse Group Ltd.	26,369	15,341
		1,599,272
Nigeria — 0.0%
Airtel Africa PLC	74,098	105,352
Norway — 0.6%
2020 Bulkers Ltd.	3,023	32,942
ABG Sundal Collier Holding ASA	134,443	83,640
AF Gruppen ASA	720	9,386
Akastor ASA (a)	47,184	53,821
Aker BioMarine ASA	1,110	6,546
AMSC ASA	16,816	38,394
ArcticZymes Technologies ASA (a)	4,578	5,369
Avance Gas Holding Ltd. (d)	3,339	24,020
Axactor ASA (a)	50,628	16,421
B2 Impact ASA	54,575	48,289
Belships ASA	6,016	10,616
BEWi ASA (a)	3,915	9,150
Bluenord ASA (a)	3,930	228,708
Bonheur ASA	5,418	124,218
Borregaard ASA	4,743	76,086
Bouvet ASA	11,240	75,565
BW Offshore Ltd.	24,958	66,418
Cloudberry Clean Energy ASA (a)	5,774	6,344
Crayon Group Holding ASA (a)	9,599	105,455
DNO ASA	94,590	87,092
Elkem ASA (a)	15,271	23,511
Elmera Group ASA	17,814	59,773
Elopak ASA	11,854	47,029
Europris ASA	36,746	234,783
FLEX LNG Ltd.	948	21,233
Grieg Seafood ASA	10,403	56,763
Hexagon Composites ASA (a)	27,150	108,638
Hexagon Purus ASA (a)	12,472	6,164
Kid ASA	4,880	57,445
Kitron ASA	28,832	85,731
Klaveness Combination Carriers ASA	2,039	13,346
LINK Mobility Group Holding ASA (a)	18,904	38,203
Medistim ASA	1,762	23,165
MPC Container Ships ASA	39,419	71,839
Multiconsult ASA	1,528	26,769
Nekkar ASA (a)	8,927	7,871
Norbit ASA	2,097	17,808
Nordic Mining ASA (a)	13,259	31,226
Norske Skog ASA (a)	5,807	12,555
Norwegian Air Shuttle ASA	68,212	66,075
Odfjell Drilling Ltd.	21,044	94,829
See accompanying notes to financial statements.
BHFTII-136

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Norway — (Continued)
Odfjell SE - A Shares	1,949	$20,061
OKEA ASA (a)	884	1,600
Panoro Energy ASA	8,712	21,381
Pareto Bank ASA	2,287	13,590
PhotoCure ASA (a)	2,065	11,256
Rana Gruber ASA	1,733	11,628
SATS ASA (a)	5,284	12,309
Sea1 offshore, Inc. (d)	3,692	7,931
Selvaag Bolig ASA	13,262	42,050
Sparebank 1 Oestlandet	3,002	41,576
Sparebanken More	2,450	20,881
Veidekke ASA	22,122	276,370
Wilh Wilhelmsen Holding ASA - Class A	375	13,499
XXL ASA (a)	2,592	2,505
Zaptec ASA (a)	7,253	6,975
		2,716,848
Peru — 0.1%
Hochschild Mining PLC (a)	95,965	257,776
Philippines — 0.0%
Del Monte Pacific Ltd. (a)	77,636	4,599
Poland — 0.1%
InPost SA (a)	16,422	280,879
Portugal — 0.5%
Altri SGPS SA	17,539	96,847
Banco Comercial Portugues SA - Class R	2,194,812	1,056,555
Corticeira Amorim SGPS SA	2,047	17,048
CTT-Correios de Portugal SA	21,155	118,327
Ibersol SGPS SA	1,360	10,522
Mota-Engil SGPS SA	25,385	76,631
Navigator Co. SA	57,369	213,339
NOS SGPS SA	40,645	140,191
REN - Redes Energeticas Nacionais SGPS SA	86,438	204,144
Semapa-Sociedade de Investimento e Gestao	805	11,824
Sonae SGPS SA	199,187	188,586
		2,134,014
Singapore — 1.0%
Abterra Ltd. (a) (b) (c)	51,720	0
AEM Holdings Ltd.	47,167	49,793
Avarga Ltd. (a)	46,000	7,892
Aztech Global Ltd.	28,600	14,762
Banyan Tree Holdings Ltd.	97,700	24,677
Bonvests Holdings Ltd.	18,000	11,731
Boustead Singapore Ltd.	85,671	64,606
Bukit Sembawang Estates Ltd.	56,100	146,293
Capitaland India Trust	205,872	161,289
Centurion Corp. Ltd.	83,500	58,688
China Aviation Oil Singapore Corp. Ltd.	55,000	36,850
China Sunsine Chemical Holdings Ltd.	70,000	22,794
Chuan Hup Holdings Ltd.	125,000	14,596
ComfortDelGro Corp. Ltd.	398,200	431,782
COSCO Shipping International Singapore Co. Ltd. (a)	214,300	21,186
Security Description	Shares	Value
Singapore — (Continued)
Creative Technology Ltd. (a)	16,300	$13,684
CSE Global Ltd.	122,368	37,160
Delfi Ltd.	80,600	46,038
Ezion Holdings Ltd. (a) (b) (c)	753,729	1
Ezra Holdings Ltd. (a) (b) (c)	1,000,703	1
Far East Orchard Ltd.	76,120	56,859
Food Empire Holdings Ltd.	54,000	39,141
Fraser & Neave Ltd.	36,400	35,999
Fu Yu Corp. Ltd. (a)	98,800	9,401
Geo Energy Resources Ltd.	155,000	33,526
GuocoLand Ltd.	68,800	73,548
Haw Par Corp. Ltd.	18,900	154,343
Hiap Hoe Ltd.	58,000	24,634
Ho Bee Land Ltd.	49,800	66,757
Hong Fok Corp. Ltd.	90,940	54,634
Hong Leong Asia Ltd.	52,600	35,051
Hong Leong Finance Ltd.	43,900	79,391
Hotel Grand Central Ltd.	26,435	13,936
Hour Glass Ltd.	51,300	57,875
HRnetgroup Ltd.	67,700	33,703
Hyflux Ltd. (a) (b) (c)	179,500	0
iFAST Corp. Ltd.	8,600	46,684
IGG, Inc.	162,000	84,506
Indofood Agri Resources Ltd.	152,000	36,203
InnoTek Ltd.	17,400	5,605
Keppel Infrastructure Trust	823,428	271,473
Low Keng Huat Singapore Ltd.	122,600	28,274
Metro Holdings Ltd.	141,600	46,126
Mewah International, Inc.	110,000	20,562
Midas Holdings Ltd. (a) (b) (c)	452,000	0
Nanofilm Technologies International Ltd.	29,200	16,124
Netlink NBN Trust	345,500	220,138
OM Holdings Ltd. (a)	21,506	4,778
OUE Ltd.	42,867	32,018
Oxley Holdings Ltd. (a)	268,718	14,158
Pan-United Corp. Ltd.	53,750	21,840
Propnex Ltd.	15,400	10,656
PSC Corp. Ltd.	19,000	4,531
Q&M Dental Group Singapore Ltd.	50,160	10,285
QAF Ltd.	74,167	45,345
Raffles Medical Group Ltd.	178,511	111,133
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings Ltd.	4,500	3,591
SBS Transit Ltd.	25,600	45,741
Sheng Siong Group Ltd.	136,600	164,031
SHS Holdings Ltd.	47,000	4,302
SIA Engineering Co. Ltd.	55,200	95,816
SIIC Environment Holdings Ltd.	220,300	25,489
Sinarmas Land Ltd.	577,600	131,111
Sing Holdings Ltd.	82,000	19,858
Singapore Land Group Ltd.	20,800	26,796
Singapore Post Ltd.	233,200	90,509
Stamford Land Corp. Ltd.	220,201	59,668
StarHub Ltd.	117,100	103,887
Straits Trading Co. Ltd.	15,066	15,992
Swiber Holdings Ltd. (a) (b) (c)	117,749	0
See accompanying notes to financial statements.
BHFTII-137

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Singapore — (Continued)
Swiber Holdings Ltd. (Bonus Shares) (a) (b) (c)	117,749	$0
Thomson Medical Group Ltd. (a)	328,600	11,310
Tuan Sing Holdings Ltd.	195,273	38,663
UMS Integration Ltd.	110,512	83,440
United Overseas Insurance Ltd.	4,000	20,609
UOB-Kay Hian Holdings Ltd.	145,229	178,701
Venture Corp. Ltd.	36,900	355,068
Vicom Ltd.	26,000	24,954
Wee Hur Holdings Ltd.	85,000	26,116
Wing Tai Holdings Ltd.	109,921	99,828
Yeo Hiap Seng Ltd.	20,155	8,631
		4,597,171
South Africa — 0.1%
Pan African Resources PLC	368,191	157,632
Scatec ASA (a)	10,806	75,490
		233,122
Spain — 2.5%
Acciona SA (d)	2,171	244,457
Acerinox SA	35,335	344,590
Aedas Homes SA	1,081	29,012
Almirall SA	16,880	143,986
Amper SA (a) (d)	302,851	35,812
Atresmedia Corp. de Medios de Comunicacion SA	23,928	108,325
Audax Renovables SA (a)	19,316	31,026
Azkoyen SA	3,142	20,147
Banco de Sabadell SA	792,190	1,540,460
Bankinter SA (d)	137,634	1,089,301
Befesa SA	8,263	177,397
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
CIE Automotive SA (d)	9,232	242,317
Construcciones y Auxiliar de Ferrocarriles SA	4,120	149,168
Corp. ACCIONA Energias Renovables SA	1,088	20,063
Distribuidora Internacional de Alimentacion SA (a) (d)	2,455,491	38,982
Ebro Foods SA (d)	13,139	216,126
eDreams ODIGEO SA (a)	15,944	143,454
Elecnor SA (d)	7,760	128,682
Enagas SA (d)	48,444	590,832
Ence Energia y Celulosa SA (d)	32,907	105,364
Ercros SA (d)	20,859	76,291
Faes Farma SA (d)	75,595	272,497
Fluidra SA	14,698	355,886
Gestamp Automocion SA (d)	22,065	56,563
Global Dominion Access SA (d)	22,659	65,496
Grenergy Renovables SA (a) (d)	1,152	38,964
Grifols SA (a) (d)	27,748	261,908
Grupo Catalana Occidente SA	8,863	328,878
Grupo Empresarial San Jose SA	8,320	44,814
Iberpapel Gestion SA	1,150	21,415
Indra Sistemas SA (d)	18,663	330,248
Laboratorios Farmaceuticos Rovi SA	5,768	376,202
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (d)	186,237	209,114
Logista Integral SA	12,114	366,450
Mapfre SA	131,862	334,119
Melia Hotels International SA	31,617	241,219
Security Description	Shares	Value
Spain — (Continued)
Miquel y Costas & Miquel SA	8,745	$115,894
Neinor Homes SA (d)	4,915	86,050
Obrascon Huarte Lain SA (a) (d)	47,913	20,024
Pharma Mar SA	2,214	183,033
Prim SA	3,013	30,336
Promotora de Informaciones SA - Class A (a)	83,921	26,178
Prosegur Cash SA	28,432	16,258
Realia Business SA	109,360	115,544
Redeia Corp. SA	654	11,173
Sacyr SA	103,780	342,100
Solaria Energia y Medio Ambiente SA (a) (d)	19,439	156,675
Talgo SA (a) (d)	23,239	80,882
Tecnicas Reunidas SA (a)	11,864	138,141
Tubacex SA (d)	25,469	85,859
Unicaja Banco SA	219,086	289,155
Vidrala SA (d)	5,074	487,296
Viscofan SA (d)	8,797	555,902
Vocento SA	18,128	11,460
		11,531,525
Sweden — 2.8%
AcadeMedia AB	21,250	129,617
AddLife AB - Class B	13,922	172,942
Addnode Group AB	29,228	274,153
AFRY AB	16,879	234,074
Alimak Group AB	13,678	145,035
Alleima AB	21,516	145,990
Alligo AB - Class B	8,890	98,965
Ambea AB	7,771	67,856
Annehem Fastigheter AB - Class B (a)	11,788	16,893
AQ Group AB	7,910	100,049
Arise AB	7,859	26,145
Arjo AB - B Shares	55,404	181,513
Atea ASA	14,965	185,896
Attendo AB	28,610	131,859
Beijer Alma AB (d)	13,132	194,864
Bergman & Beving AB	9,063	254,471
Betsson AB - Class B	31,402	407,446
BHG Group AB (a)	26,427	45,691
Bilia AB - A Shares	18,986	207,070
Billerud Aktiebolag	3,168	29,001
BioGaia AB - B Shares	5,025	50,810
BioInvent International AB (a)	5,008	17,424
Bjorn Borg AB	2,344	10,939
Bonava AB - B Shares (a)	54,204	38,840
Boozt AB (a)	5,455	62,065
Bravida Holding AB	5,903	42,775
Bufab AB	7,475	296,615
Bulten AB	4,294	28,206
Bure Equity AB	280	9,672
Byggmax Group AB	15,616	63,332
Catella AB	2,281	5,742
Catena AB	229	9,772
Cellavision AB	2,597	51,069
Cibus Nordic Real Estate AB publ	5,146	82,019
Clas Ohlson AB - B Shares	12,314	233,711
See accompanying notes to financial statements.
BHFTII-138

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Sweden — (Continued)
Cloetta AB - B Shares	54,478	$124,066
Coor Service Management Holding AB	24,209	75,014
Corem Property Group AB - Class B	81,372	49,585
Corem Property Group AB - Class D	2,881	63,696
CTT Systems AB	466	11,851
Dios Fastigheter AB	26,164	187,222
Dometic Group AB	21,563	101,268
Dustin Group AB (a)	75,208	28,812
Dynavox Group AB (a)	5,808	32,850
Eastnine AB	20,972	88,685
Elanders AB - B Shares	1,453	11,527
Electrolux Professional AB - Class B	46,563	288,288
Elekta AB - B Shares	3,238	17,890
Eltel AB (a)	18,428	10,721
Enea AB (a)	4,082	36,448
Engcon AB	987	9,328
Eolus Vind AB - B Shares	935	4,057
Ependion AB	7,843	68,857
Ework Group AB	2,864	37,056
Fagerhult Group AB	11,446	56,020
Fastighets AB Trianon (a)	3,988	7,433
Fastighetsbolaget Emilshus AB - Class B (a)	1,066	4,191
FastPartner AB - Class A	10,644	61,691
Ferronordic AB (a)	275	1,466
FormPipe Software AB	2,450	5,067
G5 Entertainment AB	208	2,068
Granges AB	28,728	341,618
Hanza AB	3,508	24,316
Heba Fastighets AB - Class B	15,224	45,120
Hexatronic Group AB (a)	22,381	73,177
HMS Networks AB	4,108	160,576
Hoist Finance AB (a)	15,167	123,754
Humana AB (a)	6,890	22,187
Instalco AB	38,975	116,099
INVISIO AB	3,480	86,571
Inwido AB	15,327	256,934
ITAB Shop Concept AB	8,675	16,366
JM AB (d)	14,820	223,972
Karnov Group AB (a)	14,120	105,103
K-fast Holding AB (a)	15,798	24,290
KNOW IT AB	6,672	83,183
Lime Technologies AB	1,613	53,647
Lindab International AB	19,024	394,893
Logistea AB - Class B (a)	8,052	11,938
Loomis AB	5,762	175,325
Medcap AB (a)	1,308	71,026
MEKO AB	9,794	118,359
Modern Times Group MTG AB - Class B (a)	20,683	177,415
Momentum Group AB	8,890	142,952
NCAB Group AB	20,370	118,459
NCC AB - B Shares	17,089	250,787
Nederman Holding AB (d)	6,257	122,801
Net Insight AB - Class B (a)	74,697	50,795
New Wave Group AB - B Shares	23,347	205,287
Nilorngruppen AB - B Shares	1,106	6,581
Nobia AB (a)	160,896	56,046
Security Description	Shares	Value
Sweden — (Continued)
Nolato AB - B Shares (d)	47,680	$233,593
Nordic Waterproofing Holding AB	6,754	103,870
Norion Bank AB (a)	5,059	16,628
Note AB (a)	2,362	31,596
NP3 Fastigheter AB	8,038	181,859
Nyfosa AB (a)	37,968	371,787
OEM International AB - B Shares	21,824	220,506
Orron Energy AB (a)	9,493	6,102
Ovzon AB (a)	673	1,042
Peab AB - Class B	17,159	122,784
Platzer Fastigheter Holding AB - Class B	13,164	101,947
Pricer AB - B Shares (a)	45,096	47,826
Proact IT Group AB	8,496	90,383
Ratos AB - B Shares	55,922	158,343
RaySearch Laboratories AB	7,299	142,442
Rejlers AB	1,659	21,262
Rottneros AB	26,936	21,789
Rvrc Holding AB	4,676	17,306
Scandi Standard AB	12,552	96,527
Scandic Hotels Group AB (d)	33,911	210,249
Sdiptech AB - Class B (a)	4,249	91,304
Sedana Medical AB (a)	7,868	13,559
Sensys Gatso Group AB (a)	2,792	16,528
SkiStar AB	12,517	184,781
Softronic AB - B Shares	3,875	7,900
Solid Forsakring AB	2,708	20,459
Stendorren Fastigheter AB (a)	1,576	29,982
Stillfront Group AB (a)	27,529	20,782
Storskogen Group AB - Class B	132,429	137,678
Synsam AB	5,068	20,398
Systemair AB	22,572	180,946
TF Bank AB (a)	690	22,767
Troax Group AB	11,127	225,778
Truecaller AB - Class B	13,719	63,379
VBG Group AB - B Shares	2,838	80,009
Viaplay Group AB (a) (d)	44,160	2,710
Vitec Software Group AB - B Shares	5,020	246,680
Volati AB	1,043	9,248
		12,669,984
Switzerland — 7.8%
Accelleron Industries AG	19,429	998,462
Adecco Group AG (d)	29,277	720,934
Allreal Holding AG	3,485	635,823
ALSO Holding AG	1,288	317,806
APG SGA SA	390	85,687
Arbonia AG (a)	14,726	181,259
Aryzta AG (a)	216,521	377,533
Ascom Holding AG	3,201	14,668
Autoneum Holding AG	901	118,737
Avolta AG	9,206	368,183
Baloise Holding AG	7,096	1,282,490
Banque Cantonale de Geneve	750	210,641
Banque Cantonale Vaudoise	2,373	218,257
Barry Callebaut AG (d)	93	123,304
Belimo Holding AG	2,463	1,626,783
See accompanying notes to financial statements.
BHFTII-139

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Switzerland — (Continued)
Bell Food Group AG (d)	604	$174,119
Bellevue Group AG	2,930	36,317
Berner Kantonalbank AG	1,195	309,420
BKW AG	107	17,705
Bossard Holding AG - Class A (d)	1,677	352,912
Bucher Industries AG	1,481	531,751
Burckhardt Compression Holding AG	663	472,341
Burkhalter Holding AG	555	55,641
Bystronic AG (d)	398	135,957
Calida Holding AG	115	3,072
Carlo Gavazzi Holding AG	124	25,075
Cembra Money Bank AG	6,735	608,450
Cicor Technologies Ltd. (a)	644	42,571
Cie Financiere Tradition SA	607	123,303
Clariant AG (d)	45,874	511,594
Coltene Holding AG	1,092	61,845
CPH Group AG	227	18,348
Daetwyler Holding AG (d)	1,318	192,978
DKSH Holding AG	9,571	709,523
DocMorris AG (a) (d)	858	18,837
dormakaba Holding AG	654	463,973
EDAG Engineering Group AG	3,171	23,148
EFG International AG	22,539	326,662
Emmi AG	546	442,219
Feintool International Holding AG	1,764	26,624
Fenix Outdoor International AG	1,091	69,244
Flughafen Zurich AG	4,428	1,060,615
Forbo Holding AG	248	206,033
Fundamenta Real Estate AG	4,539	84,024
Galenica AG	11,231	920,342
GAM Holding AG (a)	30,739	2,971
Georg Fischer AG (d)	16,900	1,277,472
Gurit Holding AG - Class BR	1,066	17,851
Helvetia Holding AG	7,967	1,312,443
Hiag Immobilien Holding AG	1,482	139,445
Huber & Suhner AG	4,243	346,481
Hypothekarbank Lenzburg AG	3	13,354
Implenia AG	3,335	112,806
Ina Invest Holding AG (a)	1,388	32,566
Inficon Holding AG	418	475,665
International Workplace Group PLC	172,341	341,589
Interroll Holding AG	188	413,025
Intershop Holding AG	1,513	211,710
Investis Holding SA	421	51,880
Jungfraubahn Holding AG	970	185,773
Kardex Holding AG	1,903	567,173
Komax Holding AG (d)	930	117,790
Kongsberg Automotive ASA (a)	156,504	26,576
Kudelski SA (a)	13,221	19,301
Landis & Gyr Group AG	4,662	294,604
LEM Holding SA (d)	112	91,447
Luzerner Kantonalbank AG (d)	4,564	321,322
Medacta Group SA	1,178	138,441
Medmix AG	5,258	50,973
Meier Tobler Group AG (d)	1,369	42,569
Metall Zug AG - B Shares	62	77,209
Security Description	Shares	Value
Switzerland — (Continued)
Mikron Holding AG	2,145	$34,019
Mobilezone Holding AG (d)	11,308	129,087
Mobimo Holding AG	2,004	648,425
Naturenergie Holding AG	3,633	138,873
Novavest Real Estate AG	468	18,255
OC Oerlikon Corp. AG	42,670	165,014
Orell Fuessli AG	331	28,085
Orior AG (d)	1,947	88,323
Phoenix Mecano AG	244	114,143
Plazza AG - Class A	222	82,930
PSP Swiss Property AG	9,913	1,406,834
Relief Therapeutics Holding AG (a)	1,520	7,047
Rieter Holding AG	686	64,159
Romande Energie Holding SA (d)	2,775	131,442
Schweiter Technologies AG	263	119,423
Schweizerische Nationalbank (a) (d)	5	17,578
SFS Group AG	4,576	632,447
Siegfried Holding AG	1,035	1,123,865
SIG Group AG	28,485	560,976
SKAN Group AG	495	41,538
St. Galler Kantonalbank AG (d)	700	337,292
Stadler Rail AG (d)	4,535	99,426
Sulzer AG	5,258	758,418
Swiss Prime Site AG	15,133	1,646,864
Swissquote Group Holding SA	3,768	1,442,822
Tecan Group AG	223	49,605
Temenos AG	12,769	899,630
TX Group AG	920	184,298
u-blox Holding AG	2,020	162,107
Valiant Holding AG	3,588	417,351
Vaudoise Assurances Holding SA	171	93,032
Vetropack Holding AG (d)	3,151	88,537
Vontobel Holding AG	6,125	428,866
VZ Holding AG	3,926	623,125
V-ZUG Holding AG (a)	780	42,146
Walliser Kantonalbank	1,345	163,017
Warteck Invest AG (d)	65	137,170
Ypsomed Holding AG	859	309,817
Zehnder Group AG	2,819	140,027
Zug Estates Holding AG - B Shares	83	187,466
Zuger Kantonalbank	45	408,587
		36,159,712
Taiwan — 0.0%
FIT Hon Teng Ltd. (a) (d)	80,000	37,332
Tanzania — 0.0%
Helios Towers PLC (a)	122,357	139,872
Turkey — 0.2%
Eldorado Gold Corp. (a)	51,016	758,790
United Arab Emirates — 0.0%
Shelf Drilling Ltd. (a)	19,770	16,355
United Kingdom — 12.0%
4imprint Group PLC	7,046	426,144
See accompanying notes to financial statements.
BHFTII-140

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
United Kingdom — (Continued)
abrdn PLC	151,455	$266,675
Accesso Technology Group PLC (a)	2,402	16,085
Advanced Medical Solutions Group PLC	23,347	57,780
AG Barr PLC	25,774	196,263
AJ Bell PLC	59,750	336,265
Alfa Financial Software Holdings PLC	10,992	29,497
Allfunds Group PLC	2,273	11,867
Alliance Pharma PLC (a)	95,282	54,560
Anglo-Eastern Plantations PLC	5,782	47,256
Anglogold Ashanti PLC (d)	24,891	574,484
AO World PLC (a)	30,384	39,336
Ashmore Group PLC	97,994	195,464
Ashtead Technology Holdings PLC	8,590	60,071
ASOS PLC (a) (d)	1,729	9,638
Aston Martin Lagonda Global Holdings PLC (a) (d)	5,266	7,023
Auction Technology Group PLC (a)	2,941	20,139
Avon Technologies PLC	3,809	70,076
Babcock International Group PLC	124,819	782,005
Bakkavor Group PLC	37,729	68,650
Balfour Beatty PLC	146,418	832,247
Beazley PLC	87,089	887,726
Begbies Traynor Group PLC	20,686	24,542
Bellway PLC	26,462	825,418
Berkeley Group Holdings PLC	3,780	184,681
Bloomsbury Publishing PLC	28,218	238,103
Bodycote PLC	54,449	429,422
boohoo Group PLC (a) (d)	68,276	28,676
Braemar PLC	7,120	20,854
Breedon Group PLC	29,978	167,152
Bridgepoint Group PLC	24,482	109,317
Britvic PLC	74,790	1,225,621
Brooks Macdonald Group PLC	486	10,182
Bytes Technology Group PLC	49,945	262,358
Capita PLC (a) (d)	344,633	60,386
Capricorn Energy PLC	30,939	113,504
Card Factory PLC	88,270	108,035
Carr's Group PLC (d)	19,239	28,182
Castings PLC	2,870	9,239
Centaur Media PLC	92,526	26,639
Central Asia Metals PLC	24,699	48,600
Chemring Group PLC	60,304	248,418
Chesnara PLC	46,502	153,755
Clarkson PLC	7,539	372,536
Close Brothers Group PLC (a)	45,801	134,767
CMC Markets PLC	42,124	130,619
Coats Group PLC	319,324	378,394
Computacenter PLC	19,346	510,738
ConvaTec Group PLC	3,755	10,398
Costain Group PLC	36,313	48,099
Cranswick PLC	11,961	726,351
Crest Nicholson Holdings PLC	70,590	149,276
Currys PLC (a)	250,394	297,365
CVS Group PLC	15,668	164,437
De La Rue PLC (a) (d)	40,075	51,762
DFS Furniture PLC	51,390	90,015
Dialight PLC (a) (d)	5,140	7,098
Security Description	Shares	Value
United Kingdom — (Continued)
Direct Line Insurance Group PLC	196,487	$627,658
DiscoverIE Group PLC	15,588	139,582
Domino's Pizza Group PLC	112,330	442,827
dotdigital group PLC	41,626	45,407
Dr. Martens PLC	56,127	50,378
Drax Group PLC	93,265	755,117
Dunelm Group PLC	26,326	351,247
easyJet PLC	5,538	38,663
Ecora Resources PLC (d)	51,447	41,212
EKF Diagnostics Holdings PLC (a) (d)	38,020	12,845
Elementis PLC	181,886	329,909
EnQuest PLC (a)	442,032	69,401
Epwin Group PLC	14,369	17,333
Essentra PLC	72,464	120,632
FDM Group Holdings PLC	21,321	84,216
Firstgroup PLC	155,442	313,010
Flowtech Fluidpower PLC	6,703	6,526
Foresight Group Holdings Ltd.	2,157	11,099
Forterra PLC	53,770	108,917
Foxtons Group PLC	87,727	75,780
Frasers Group PLC (a)	26,140	198,388
Frontier Developments PLC (a)	3,312	8,475
Fuller Smith & Turner PLC - Class A	9,279	71,884
Fund Technologies PLC (a) (d)	2,636	64,144
Funding Circle Holdings PLC (a)	10,326	17,248
Future PLC	7,488	86,507
Galliford Try Holdings PLC	37,648	182,831
Games Workshop Group PLC	7,084	1,174,767
Gamma Communications PLC	15,986	306,181
GB Group PLC	26,230	111,624
Genuit Group PLC	63,506	309,678
Genus PLC	1,323	25,563
Gooch & Housego PLC	2,212	14,339
Goodwin PLC	121	11,893
Grafton Group PLC	54,247	651,446
Grainger PLC	194,038	546,729
Greggs PLC	27,704	963,238
Gym Group PLC (a)	49,004	91,416
H&T Group PLC	1,027	4,558
Halfords Group PLC	72,677	118,853
Harbour Energy PLC	84,724	272,077
Hargreaves Lansdown PLC	808	11,106
Harworth Group PLC	10,757	22,885
Hays PLC	414,290	415,929
Headlam Group PLC	29,149	51,793
Helical PLC (REIT)	17,975	38,777
Henry Boot PLC	14,477	41,656
Hill & Smith PLC	25,664	595,572
Hilton Food Group PLC	17,879	204,842
Hiscox Ltd.	63,107	855,631
Hollywood Bowl Group PLC	35,798	133,737
Howden Joinery Group PLC	23,454	232,081
Hunting PLC	38,659	139,736
Ibstock PLC	119,250	262,893
IDOX PLC (d)	75,537	60,540
IG Group Holdings PLC	57,306	708,707
See accompanying notes to financial statements.
BHFTII-141

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
United Kingdom — (Continued)
IMI PLC	24,114	$547,360
Impax Asset Management Group PLC	14,750	45,592
Inchcape PLC	81,447	780,257
Indivior PLC (a)	7,284	92,826
IntegraFin Holdings PLC	51,584	223,099
International Distribution Services PLC	142,451	648,629
International Personal Finance PLC	72,939	118,619
iomart Group PLC (d)	16,833	15,787
IP Group PLC (a)	225,731	152,220
IQE PLC (a) (d)	87,265	12,136
ITV PLC	636,123	587,357
J D Wetherspoon PLC	18,839	141,018
James Fisher & Sons PLC (a)	15,436	60,944
James Halstead PLC (d)	59,490	128,784
JET2 PLC	34,034	672,689
John Wood Group PLC (a)	165,913	135,701
Johnson Matthey PLC	18,884	316,676
Johnson Service Group PLC	61,047	103,466
Jupiter Fund Management PLC	145,307	157,817
Just Eat Takeaway.com NV (a)	975	13,327
Just Group PLC	224,609	456,632
Kainos Group PLC	20,314	204,778
Keller Group PLC	23,073	416,427
Kier Group PLC	94,700	175,913
Kingfisher PLC	59,334	184,075
Kitwave Group PLC	3,724	14,648
Lancashire Holdings Ltd.	67,002	552,023
Learning Technologies Group PLC	73,668	90,138
Liontrust Asset Management PLC	12,072	71,876
LSL Property Services PLC	25,826	98,164
Luceco PLC	31,684	50,929
M&C Saatchi PLC	3,677	7,823
Macfarlane Group PLC	5,811	7,796
Man Group PLC	307,539	824,693
Marshalls PLC	23,296	85,850
Marston's PLC (a)	189,607	103,636
McBride PLC (a)	63,975	84,284
Me Group International PLC	75,262	192,470
Mears Group PLC	34,244	154,717
Metro Bank Holdings PLC (a)	2,816	3,326
Midwich Group PLC (d)	4,913	17,889
Mitchells & Butlers PLC (a)	73,046	223,414
Mitie Group PLC	387,522	531,324
MJ Gleeson PLC	13,112	82,888
Mobico Group PLC (a)	136,715	135,332
MONY Group PLC	130,662	313,711
Moonpig Group PLC (a)	21,157	56,030
Morgan Advanced Materials PLC	75,004	255,411
Morgan Sindall Group PLC	14,007	682,806
Mortgage Advice Bureau Holdings Ltd.	6,665	50,894
MP Evans Group PLC	2,300	28,595
N Brown Group PLC (a)	27,306	13,470
Naked Wines PLC (a)	1,427	869
NCC Group PLC	81,808	152,747
Next 15 Group PLC	16,972	83,569
Ninety One PLC	75,730	137,790
Security Description	Shares	Value
United Kingdom — (Continued)
Norcros PLC (d)	11,343	$36,405
Ocado Group PLC (a)	18,768	70,984
Odfjell Technology Ltd.	4,274	16,421
On the Beach Group PLC	32,313	102,423
OSB Group PLC	88,586	446,403
Oxford Instruments PLC	12,269	330,918
Pagegroup PLC	97,755	417,075
Paragon Banking Group PLC	63,215	588,736
PayPoint PLC	18,072	176,470
Pennon Group PLC (d)	64,603	479,609
Persimmon PLC	40,560	606,370
Pets at Home Group PLC	125,925	323,242
Pharos Energy PLC	50,968	15,519
Phoenix Spree Deutschland Ltd. (a)	665	1,411
Pinewood Technologies Group PLC	17,259	77,434
Playtech PLC (a)	73,270	655,839
Polar Capital Holdings PLC	16,568	105,352
Porvair PLC	8,570	76,121
PPHE Hotel Group Ltd. (d)	3,290	58,054
Premier Foods PLC	171,283	401,511
PZ Cussons PLC	63,002	64,006
QinetiQ Group PLC	152,878	793,415
Quilter PLC	370,926	713,370
Rank Group PLC	54,017	58,119
Rathbones Group PLC	10,507	218,382
Reach PLC	93,037	96,669
Record PLC	12,453	8,289
Renew Holdings PLC	9,893	112,047
Renewi PLC	23,089	233,843
Renold PLC	238	139
Ricardo PLC	13,452	70,726
Rightmove PLC	16,320	130,665
Robert Walters PLC	16,356	64,041
Rotork PLC	194,648	764,425
RS Group PLC	58,984	502,268
RWS Holdings PLC	12,286	27,824
S&U PLC	1,188	21,461
S4 Capital PLC (a) (d)	28,030	11,512
Sabre Insurance Group PLC	49,439	85,338
Saga PLC (a)	8,514	12,786
Savills PLC	32,771	424,918
Secure Trust Bank PLC	458	2,078
Senior PLC	120,376	238,089
Serco Group PLC	282,288	534,884
Serica Energy PLC	47,039	80,119
Severfield PLC	100,890	64,858
SIG PLC (a) (d)	255,262	53,006
Sigmaroc PLC (a)	61,341	55,094
Smiths News PLC	20,535	17,385
Softcat PLC	30,193	573,931
Spectris PLC	7,718	241,248
Speedy Hire PLC	151,595	53,147
Spire Healthcare Group PLC	62,350	176,258
Spirent Communications PLC (a)	181,575	401,699
SSP Group PLC	175,333	394,657
St. James's Place PLC	19,931	215,843
See accompanying notes to financial statements.
BHFTII-142

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
United Kingdom — (Continued)
SThree PLC	38,424	$141,986
Studio Retail Group PLC (a) (b) (c)	17,439	0
STV Group PLC	7,194	19,855
Synthomer PLC (a)	30,557	61,450
Tate & Lyle PLC	97,547	790,367
Taylor Wimpey PLC	183,709	279,759
Team Internet Group PLC	10,485	12,350
Telecom Plus PLC	16,220	348,768
THG PLC (a)	29,472	16,532
Topps Tiles PLC	61,961	29,465
TORM PLC - Class A	7,803	149,988
TP ICAP Group PLC	225,779	726,848
Trainline PLC (a)	20,223	108,992
Travis Perkins PLC	47,663	432,581
Treatt PLC (d)	2,068	12,586
Trifast PLC	20,432	22,010
TT Electronics PLC	54,423	72,210
Vanquis Banking Group PLC (d)	52,029	28,981
Vertu Motors PLC	46,012	34,096
Vesuvius PLC	61,858	328,433
Victrex PLC	18,566	250,053
Videndum PLC (a)	14,491	26,500
Vistry Group PLC (a)	72,731	518,932
Volex PLC (d)	24,134	84,863
Volution Group PLC	34,155	238,961
Vp PLC (d)	4,147	29,170
Watches of Switzerland Group PLC (a)	47,460	330,250
Watkin Jones PLC (a)	46,386	11,565
WH Smith PLC	29,003	430,559
Wickes Group PLC	69,111	130,818
Xaar PLC (a)	18,088	16,075
XPS Pensions Group PLC	15,758	67,269
Young & Co.'s Brewery PLC	3,097	24,393
Young & Co.'s Brewery PLC - Class A (d)	4,640	50,293
Zigup PLC	52,839	211,938
Zotefoams PLC	7,268	28,576
		55,105,222
United States — 1.3%
ADTRAN Holdings, Inc. (a)	6,835	55,275
Alcoa Corp.	4,137	152,038
Bausch Health Cos., Inc. (a)	56,435	454,961
BRP, Inc.	1,133	57,636
Burford Capital Ltd.	42,289	547,627
Diversified Energy Co. PLC (d)	9,570	159,610
Energy Fuels, Inc. (a) (d)	7,296	37,509
Frontage Holdings Corp. (a)	58,000	13,303
MDA Space Ltd. (a)	16,664	342,334
Ormat Technologies, Inc.	1	39
Primo Brands Corp. - Class A (d)	44,505	1,369,419
PureTech Health PLC (a)	40,584	76,067
Qiagen NV (a)	319	14,205
REC Silicon ASA (a)	64,361	20,335
Reliance Worldwide Corp. Ltd.	176,413	546,782
RHI Magnesita NV	1,193	48,767
Samsonite International SA	225,900	628,281
Security Description	Shares	Value
United States — (Continued)
Signify NV	28,840	$644,076
Sims Ltd.	41,211	304,035
Sinch AB (a)	77,098	143,597
TI Fluid Systems PLC	36,125	87,068
Varia U.S. Properties AG (d)	1,203	38,504
Viemed Healthcare, Inc. (a)	5,284	42,378
		5,783,846
Total Common Stocks (Cost $452,277,486)		455,395,951

Preferred Stocks—0.4%
Germany — 0.4%
Draegerwerk AG & Co. KGaA	2,746	132,260
Einhell Germany AG	246	16,058
FUCHS SE	15,647	675,147
Jungheinrich AG	14,516	385,797
Sixt SE	4,329	259,376
STO SE & Co. KGaA	618	68,471
Villeroy & Boch AG	505	7,900
		1,545,009
Italy — 0.0%
Danieli & C Officine Meccaniche SpA (Savings Shares)	4,725	94,048
Total Preferred Stocks (Cost $1,665,544)		1,639,057

Warrants—0.0%
Australia — 0.0%
Arafura Rare Earths Ltd., Expires 06/20/25 (a)	714	2
Calidus Resources Ltd., Expires 11/15/26 (a) (b) (c)	4,517	59
Galan Lithium Ltd., Expires 07/24/25 (a)	2,469	0
Panoramic Resources Ltd., Expires 09/16/24 (a) (b) (c)	39,049	0
Silver Mines Ltd., Expires 06/17/26 (a)	4,037	0
		61
Hong Kong — 0.0%
APAC Resources Ltd., Expires 12/15/27 (a)	18,831	257
Italy — 0.0%
Webuild SpA, Expires 08/02/30 (a) (d)	6,346	0
Total Warrants (Cost $0)		318

Rights—0.0%
Austria — 0.0%
Intercell AG (a) (b) (c) (Cost $0)	24,163	0
See accompanying notes to financial statements.
BHFTII-143

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—0.4%

Security Description	Principal Amount*	Value

Repurchase Agreement — 0.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25 with a maturity value of $1,883,294; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $1,920,666	1,882,954	$1,882,954
Total Short-Term Investments (Cost $1,882,954)		1,882,954

Securities Lending Reinvestments (e)—5.6%
Repurchase Agreements — 3.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $400,099; collateralized by various Common Stock with an aggregate market value of $445,403	400,000	400,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $1,000,248; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $2,000,501; collateralized by various Common Stock with an aggregate market value of $2,227,017	2,000,000	2,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $1,024,299	1,000,000	1,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $3,302,183; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $3,367,403	3,301,376	3,301,376
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $1,000,867; collateralized by various Common Stock with an aggregate market value of $1,115,380	1,000,000	1,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $2,000,502; collateralized by various Common Stock with an aggregate market value of $2,230,880	2,000,000	2,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,500,618; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $2,550,004	2,500,000	2,500,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $1,020,251	1,000,000	1,000,000
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements — (Continued)
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by various Common Stock with an aggregate market value of $1,100,271	1,000,000	$1,000,000
		15,201,376

Mutual Funds — 2.3%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (f)	3,000,000	3,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (f)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class, 4.390% (f)	1,749,583	1,749,583
		10,749,583
Total Securities Lending Reinvestments (Cost $25,950,960)		25,950,959
Total Investments—105.2% (Cost $481,776,944)		484,869,239
Other assets and liabilities (net)—(5.2)%		(23,968,050)
Net Assets—100.0%		$460,901,189

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $57,047,874 and the collateral received consisted of cash in the amount of
$25,950,959 and non-cash collateral with a value of $34,981,574. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
See accompanying notes to financial statements.
BHFTII-144

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024

Ten Largest Industries as of December 31, 2024 (Unaudited)	% of Net Assets
Machinery	6.7
Banks	5.7
Metals & Mining	5.6
Real Estate Management & Development	4.4
Capital Markets	4.2
Oil, Gas & Consumable Fuels	3.7
Chemicals	3.6
Construction & Engineering	3.6
Food Products	3.3
Insurance	3.1
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$42,987,801	$0	$116,550,917
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(25,950,959)	$—	$—	$—	$(25,950,959)
Gross amount of recognized liabilities for securities lending transactions					$(25,950,959)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$671,005	$28,698,925	$54,653	$29,424,583
Austria	—	6,367,436	0	6,367,436
Belgium	1,998	6,225,064	0	6,227,062
Bermuda	—	20,002	—	20,002
Brazil	181,875	303,376	—	485,251
Burkina Faso	1,111,959	—	—	1,111,959
Cambodia	—	95,416	—	95,416
Canada	47,900,333	180,107	642	48,081,082
China	416,874	555,629	—	972,503
Colombia	161,884	—	—	161,884
Cyprus	—	22,672	—	22,672
Denmark	—	12,970,088	—	12,970,088
Egypt	—	25,914	—	25,914
Faeroe Islands	—	24,978	—	24,978
Finland	—	11,089,177	—	11,089,177
France	29,399	22,342,356	0	22,371,755
Georgia	—	1,144,459	—	1,144,459
Germany	18,154	25,886,153	—	25,904,307
Ghana	—	93,826	—	93,826
Greece	—	39,480	—	39,480
Greenland	—	13,619	—	13,619
See accompanying notes to financial statements.
BHFTII-145

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Guernsey, Channel Islands	$—	$—	$0	$0
Hong Kong	390,653	7,812,376	10,745	8,213,774
Indonesia	13,408	707,713	—	721,121
Iraq	—	116,773	—	116,773
Ireland	—	2,013,428	—	2,013,428
Isle of Man	—	24,213	—	24,213
Israel	187,701	6,506,693	—	6,694,394
Italy	—	19,579,941	0	19,579,941
Japan	—	107,325,277	—	107,325,277
Jordan	—	441,270	—	441,270
Liechtenstein	—	350,118	—	350,118
Luxembourg	—	587,650	—	587,650
Macau	—	174,928	—	174,928
Malaysia	—	47,741	—	47,741
Malta	—	12,784	—	12,784
Mexico	30,120	84,568	—	114,688
Mongolia	—	57,947	—	57,947
Netherlands	63,953	8,076,827	0	8,140,780
New Zealand	—	1,599,272	—	1,599,272
Nigeria	—	105,352	—	105,352
Norway	—	2,716,848	—	2,716,848
Peru	—	257,776	—	257,776
Philippines	—	4,599	—	4,599
Poland	—	280,879	—	280,879
Portugal	—	2,134,014	—	2,134,014
Singapore	16,033	4,581,136	2	4,597,171
South Africa	—	233,122	—	233,122
Spain	—	11,531,525	0	11,531,525
Sweden	—	12,669,984	—	12,669,984
Switzerland	—	36,159,712	—	36,159,712
Taiwan	—	37,332	—	37,332
Tanzania	—	139,872	—	139,872
Turkey	758,790	—	—	758,790
United Arab Emirates	—	16,355	—	16,355
United Kingdom	574,484	54,530,738	0	55,105,222
United States	2,318,442	3,465,404	—	5,783,846
Total Common Stocks	54,847,065	400,482,844	66,042	455,395,951
Total Preferred Stocks*	—	1,639,057	—	1,639,057
Total Rights*	—	—	0	0
Warrants
Australia	2	0	59	61
Hong Kong	257	—	—	257
Italy	—	0	—	0
Total Warrants	259	0	59	318
Total Short-Term Investments*	—	1,882,954	—	1,882,954
Securities Lending Reinvestments
Mutual Funds	10,749,583	—	—	10,749,583
Repurchase Agreements	—	15,201,376	—	15,201,376
Total Securities Lending Reinvestments	10,749,583	15,201,376	—	25,950,959
Total Investments	$65,596,907	$419,206,231	$66,101	$484,869,239
Collateral for Securities Loaned (Liability)	$—	$(25,950,959)	$—	$(25,950,959)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
See accompanying notes to financial statements.
BHFTII-146

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Schedule of Investments as of December 31, 2024
During the year ended December 31, 2024, transfers into Level 3 in the amount of $11,708 were due to trading halts on the securities' respective exchanges which resulted in the lack of observable inputs.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$491,526,187
Gross unrealized appreciation	116,743,531
Gross unrealized (depreciation)	(123,400,479)
Net unrealized appreciation (depreciation)	$(6,656,948)
See accompanying notes to financial statements.
BHFTII-147

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$484,869,239
Cash	2,208
Cash denominated in foreign currencies (c)	1,074,936
Receivable for:
Investments sold	32,558
Fund shares sold	35,397
Dividends and interest	1,535,753
Prepaid expenses	1,846
Total Assets	487,551,937
Liabilities
Collateral for securities loaned	25,950,959
Payable for:
Fund shares redeemed	17,924
Accrued Expenses:
Management fees	257,435
Distribution and service fees	12,809
Deferred trustees’ fees	210,908
Other expenses	200,713
Total Liabilities	26,650,748
Net Assets	$460,901,189
Net Assets Consist of:
Paid in surplus	$427,311,711
Distributable earnings (Accumulated losses)	33,589,478
Net Assets	$460,901,189
Net Assets
Class A	$401,217,321
Class B	59,683,868
Capital Shares Outstanding*
Class A	40,436,374
Class B	6,074,406
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.92
Class B	9.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $481,776,944.
(b)	Includes securities loaned at value of $57,047,874.
(c)	Identified cost of cash denominated in foreign currencies was $1,077,528.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$15,409,535
Interest	40,114
Securities lending income	463,300
Total investment income	15,912,949
Expenses
Management fees	4,142,645
Administration fees	36,080
Custodian and accounting fees	224,396
Distribution and service fees—Class B	158,491
Audit and tax services	78,513
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	28,012
Insurance	4,483
Miscellaneous	112,864
Total expenses	4,905,267
Less management fee waiver	(817,371)
Net expenses	4,087,896
Net Investment Income	11,825,053
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,744,640
Foreign currency transactions	(152,621)
Net realized gain (loss)	29,592,019
Net change in unrealized appreciation (depreciation) on:
Investments	(22,749,624)
Foreign currency transactions	(60,332)
Net change in unrealized appreciation (depreciation)	(22,809,956)
Net realized and unrealized gain (loss)	6,782,063
Net Increase (Decrease) in Net Assets From Operations	$18,607,116

(a)	Net of foreign withholding taxes of $1,628,141.
See accompanying notes to financial statements.
BHFTII-148

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,825,053	$12,182,772
Net realized gain (loss)	29,592,019	11,843,266
Net change in unrealized appreciation (depreciation)	(22,809,956)	43,837,881
Increase (decrease) in net assets from operations	18,607,116	67,863,919
From Distributions to Shareholders
Class A	(20,976,849)	(25,966,317)
Class B	(2,844,349)	(3,539,535)
Total distributions	(23,821,198)	(29,505,852)
Increase (decrease) in net assets from capital share transactions	(61,448,154)	(39,454,298)
Total increase (decrease) in net assets	(66,662,236)	(1,096,231)
Net Assets
Beginning of period	527,563,425	528,659,656
End of period	$460,901,189	$527,563,425

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	30,500	$304,020	249,291	$2,356,161
Reinvestments	2,076,916	20,976,849	2,718,986	25,966,317
Redemptions	(7,501,215)	(77,163,431)	(6,530,458)	(64,084,142)
Net increase (decrease)	(5,393,799)	$(55,882,562)	(3,562,181)	$(35,761,664)
Class B
Sales	224,328	$2,249,621	240,645	$2,262,649
Reinvestments	284,151	2,844,349	373,763	3,539,535
Redemptions	(1,050,441)	(10,659,562)	(984,441)	(9,494,818)
Net increase (decrease)	(541,962)	$(5,565,592)	(370,033)	$(3,692,634)
Increase (decrease) derived from capital shares transactions		$(61,448,154)		$(39,454,298)
See accompanying notes to financial statements.
BHFTII-149

Brighthouse Funds Trust II
Brighthouse/Dimensional International Small Company Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.07	$9.39	$13.25	$12.43	$12.22
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.23	0.25	0.22	0.16
Net realized and unrealized gain (loss)	0.10	1.03	(2.59)	1.54	0.75
Total income (loss) from investment operations	0.34	1.26	(2.34)	1.76	0.91
Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.30)	(0.24)	(0.29)
Distributions from net realized capital gains	(0.19)	(0.32)	(1.22)	(0.70)	(0.41)
Total distributions	(0.49)	(0.58)	(1.52)	(0.94)	(0.70)
Net Asset Value, End of Period	$9.92	$10.07	$9.39	$13.25	$12.43
Total Return (%) (b)	3.31	13.70	(17.47)	14.16	9.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.96	0.96	0.93	0.94
Net ratio of expenses to average net assets (%) (c)	0.77	0.80	0.81	0.83	0.93
Ratio of net investment income (loss) to average net assets (%)	2.34	2.40	2.40	1.69	1.47
Portfolio turnover rate (%)	8	8	11	10	18
Net assets, end of period (in millions)	$401.2	$461.6	$463.7	$609.4	$636.0

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.98	$9.30	$13.13	$12.33	$12.13
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.20	0.22	0.19	0.13
Net realized and unrealized gain (loss)	0.10	1.03	(2.57)	1.52	0.74
Total income (loss) from investment operations	0.31	1.23	(2.35)	1.71	0.87
Less Distributions
Distributions from net investment income	(0.27)	(0.23)	(0.26)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.19)	(0.32)	(1.22)	(0.70)	(0.41)
Total distributions	(0.46)	(0.55)	(1.48)	(0.91)	(0.67)
Net Asset Value, End of Period	$9.83	$9.98	$9.30	$13.13	$12.33
Total Return (%) (b)	3.08	13.52	(17.70)	13.85	8.79
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	1.21	1.21	1.18	1.19
Net ratio of expenses to average net assets (%) (c)	1.02	1.05	1.06	1.08	1.18
Ratio of net investment income (loss) to average net assets (%)	2.09	2.15	2.15	1.44	1.23
Portfolio turnover rate (%)	8	8	11	10	18
Net assets, end of period (in millions)	$59.7	$66.0	$65.0	$83.9	$85.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-150

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—60.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 0.7%
Boeing Co. (a)	15,541	$2,750,757
General Dynamics Corp.	7,097	1,869,989
RTX Corp.	19,339	2,237,909
StandardAero, Inc. (a)	49,003	1,213,314
		8,071,969
Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	29,047	3,001,136
Automobile Components — 0.0%
Goodyear Tire & Rubber Co. (a) (b)	57,143	514,287
Automobiles — 0.4%
Tesla, Inc. (a)	12,459	5,031,443
Banks — 2.1%
Citizens Financial Group, Inc.	95,596	4,183,281
Wells Fargo & Co.	295,232	20,737,096
		24,920,377
Biotechnology — 1.2%
AbbVie, Inc.	25,137	4,466,845
Alnylam Pharmaceuticals, Inc. (a)	1,482	348,729
Ascendis Pharma AS (ADR) (a)	2,163	297,780
Avidity Biosciences, Inc. (a)	11,634	338,317
Blueprint Medicines Corp. (a)	2,078	181,243
Crinetics Pharmaceuticals, Inc. (a)	4,896	250,332
Cytokinetics, Inc. (a)	27,387	1,288,284
Gilead Sciences, Inc.	12,138	1,121,187
Merus NV (a)	5,750	241,788
Newamsterdam Pharma Co. NV (a) (b)	24,800	637,360
Regeneron Pharmaceuticals, Inc. (a)	1,262	898,960
Revolution Medicines, Inc. (a)	8,967	392,217
Sarepta Therapeutics, Inc. (a)	1,653	200,988
Scholar Rock Holding Corp. (a)	5,499	237,667
Ultragenyx Pharmaceutical, Inc. (a)	5,726	240,893
United Therapeutics Corp. (a)	2,627	926,911
Vaxcyte, Inc. (a)	3,010	246,399
Vertex Pharmaceuticals, Inc. (a)	6,095	2,454,457
		14,770,357
Broadline Retail — 3.4%
Amazon.com, Inc. (a)	183,893	40,344,285
Building Products — 0.5%
AZEK Co., Inc. (a)	42,626	2,023,457
Builders FirstSource, Inc. (a)	3,983	569,290
Fortune Brands Innovations, Inc.	16,255	1,110,704
Johnson Controls International PLC	18,883	1,490,435
Trane Technologies PLC	909	335,739
		5,529,625
Capital Markets — 1.8%
ARES Management Corp. - Class A	47,371	8,386,088
KKR & Co., Inc.	56,124	8,301,301
Security Description	Shares	Value
Capital Markets—(Continued)
Nasdaq, Inc.	68,257	$5,276,949
		21,964,338
Chemicals — 1.1%
Arcadium Lithium PLC (a)	67,952	348,594
Cabot Corp.	12,183	1,112,430
Celanese Corp.	15,233	1,054,276
FMC Corp.	28,391	1,380,086
Ingevity Corp. (a)	14,414	587,370
Linde PLC	13,389	5,605,573
PPG Industries, Inc.	23,826	2,846,016
		12,934,345
Commercial Services & Supplies — 0.5%
Clean Harbors, Inc. (a)	14,210	3,270,290
Waste Connections, Inc.	15,002	2,574,043
		5,844,333
Consumer Finance — 0.7%
American Express Co.	27,326	8,110,083
Consumer Staples Distribution & Retail — 0.6%
U.S. Foods Holding Corp. (a)	97,759	6,594,822
Distributors — 0.3%
Pool Corp. (b)	9,208	3,139,375
Electric Utilities — 0.7%
NextEra Energy, Inc.	15,697	1,125,318
PG&E Corp.	355,767	7,179,378
		8,304,696
Electrical Equipment — 0.3%
Emerson Electric Co.	10,229	1,267,680
Vertiv Holdings Co. - Class A	22,137	2,514,985
		3,782,665
Electronic Equipment, Instruments & Components — 0.2%
Flex Ltd. (a)	73,368	2,816,597
Entertainment — 0.7%
Netflix, Inc. (a)	8,452	7,533,436
Spotify Technology SA (a)	2,257	1,009,737
		8,543,173
Financial Services — 2.6%
Berkshire Hathaway, Inc. - Class B (a)	32,633	14,791,886
Block, Inc. (a)	41,475	3,524,960
Corebridge Financial, Inc.	50,165	1,501,439
Equitable Holdings, Inc.	34,558	1,630,101
Mastercard, Inc. - Class A	17,640	9,288,695
		30,737,081
Food Products — 0.2%
Freshpet, Inc. (a) (b)	17,634	2,611,772
See accompanying notes to financial statements.
BHFTII-151

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Gas Utilities — 0.3%
Atmos Energy Corp. (b)	25,593	$3,564,337
Ground Transportation — 1.0%
Knight-Swift Transportation Holdings, Inc.	86,798	4,603,766
Uber Technologies, Inc. (a)	123,101	7,425,452
		12,029,218
Health Care Equipment & Supplies — 1.4%
Align Technology, Inc. (a)	1,816	378,654
Boston Scientific Corp. (a)	71,928	6,424,609
Edwards Lifesciences Corp. (a)	65,084	4,818,169
Intuitive Surgical, Inc. (a)	8,570	4,473,197
		16,094,629
Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc. (a)	20,449	810,803
agilon health, Inc. (a) (b)	207,899	395,008
Cencora, Inc.	13,924	3,128,444
Centene Corp. (a)	11,841	717,328
Elevance Health, Inc.	3,691	1,361,610
HCA Healthcare, Inc.	6,296	1,889,744
Humana, Inc.	4,249	1,078,014
Molina Healthcare, Inc. (a)	2,651	771,573
UnitedHealth Group, Inc.	18,473	9,344,752
		19,497,276
Health Care REITs — 0.3%
Welltower, Inc.	31,693	3,994,269
Hotel & Resort REITs — 0.2%
Ryman Hospitality Properties, Inc.	21,474	2,240,597
Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc. (a)	88,571	5,340,831
Domino's Pizza, Inc.	1,448	607,813
Flutter Entertainment PLC (a)	6,627	1,712,748
Hyatt Hotels Corp. - Class A (b)	18,242	2,863,629
Royal Caribbean Cruises Ltd. (b)	14,051	3,241,425
Starbucks Corp.	52,885	4,825,756
		18,592,202
Household Durables — 0.3%
Champion Homes, Inc. (a)	19,112	1,683,767
Lennar Corp. - Class A	10,702	1,459,432
		3,143,199
Household Products — 0.5%
Procter & Gamble Co.	38,815	6,507,335
Independent Power and Renewable Electricity Producers — 0.2%
Vistra Corp.	21,317	2,938,975
Insurance — 1.3%
American International Group, Inc.	77,747	5,659,982
Arch Capital Group Ltd.	21,870	2,019,695
Assured Guaranty Ltd.	21,529	1,937,825
Security Description	Shares	Value
Insurance—(Continued)
Everest Group Ltd.	11,764	$4,263,979
Hamilton Insurance Group Ltd. - Class B (a)	51,767	985,126
SiriusPoint Ltd. (a)	62,093	1,017,704
		15,884,311
Interactive Media & Services — 3.2%
Alphabet, Inc. - Class A	184,386	34,904,270
Meta Platforms, Inc. - Class A	5,110	2,991,956
		37,896,226
IT Services — 0.4%
MongoDB, Inc. (a)	18,179	4,232,253
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	20,699	2,780,703
Danaher Corp.	19,505	4,477,373
ICON PLC (a)	7,693	1,613,299
		8,871,375
Machinery — 0.6%
Deere & Co.	3,166	1,341,434
Fortive Corp.	19,819	1,486,425
IDEX Corp.	12,802	2,679,331
Middleby Corp. (a)	13,772	1,865,417
		7,372,607
Media — 0.5%
New York Times Co. - Class A (b)	38,290	1,992,994
Omnicom Group, Inc.	39,621	3,408,991
		5,401,985
Metals & Mining — 0.1%
Nucor Corp.	8,411	981,648
Multi-Utilities — 0.6%
Sempra	77,761	6,821,195
Oil, Gas & Consumable Fuels — 2.4%
EQT Corp.	34,953	1,611,683
Exxon Mobil Corp.	118,833	12,782,866
Marathon Petroleum Corp.	21,182	2,954,889
Shell PLC (ADR) (b)	103,165	6,463,287
Targa Resources Corp.	23,130	4,128,705
		27,941,430
Passenger Airlines — 0.2%
Delta Air Lines, Inc.	48,278	2,920,819
Personal Care Products — 1.0%
BellRing Brands, Inc. (a)	27,248	2,052,864
elf Beauty, Inc. (a) (b)	9,388	1,178,663
Haleon PLC (ADR) (b)	412,358	3,933,895
Kenvue, Inc. (b)	25,348	541,180
Unilever PLC (ADR) (b)	70,828	4,015,948
		11,722,550
See accompanying notes to financial statements.
BHFTII-152

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Pharmaceuticals — 2.1%
AstraZeneca PLC (ADR)	46,157	$3,024,207
Eli Lilly & Co.	15,052	11,620,144
GSK PLC (ADR) (b)	47,725	1,614,059
Merck & Co., Inc.	61,697	6,137,617
Novo Nordisk AS (ADR)	19,539	1,680,745
Structure Therapeutics, Inc. (ADR) (a) (b)	23,077	625,848
Verona Pharma PLC (ADR) (a)	10,740	498,766
		25,201,386
Professional Services — 0.7%
Dayforce, Inc. (a) (b)	50,832	3,692,437
KBR, Inc.	22,338	1,294,040
Science Applications International Corp.	8,151	911,119
TransUnion	30,172	2,797,246
		8,694,842
Residential REITs — 0.2%
Camden Property Trust	22,622	2,625,057
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc. (a)	7,746	935,639
Broadcom, Inc.	88,799	20,587,160
Enphase Energy, Inc. (a)	18,255	1,253,753
First Solar, Inc. (a)	5,187	914,157
KLA Corp.	10,293	6,485,825
MKS Instruments, Inc.	5,800	605,462
NVIDIA Corp.	374,743	50,324,238
NXP Semiconductors NV	28,615	5,947,628
		87,053,862
Software — 7.0%
Atlassian Corp. - Class A (a)	13,798	3,358,157
Bill Holdings, Inc. (a)	44,324	3,754,686
HubSpot, Inc. (a)	4,769	3,322,896
Intuit, Inc.	10,214	6,419,499
Microsoft Corp.	114,941	48,447,632
SAP SE (ADR) (b)	17,669	4,350,284
ServiceNow, Inc. (a)	5,664	6,004,520
Synopsys, Inc. (a)	14,475	7,025,586
		82,683,260
Specialized REITs — 0.3%
Equinix, Inc.	3,714	3,501,893
Specialty Retail — 0.8%
Abercrombie & Fitch Co. - Class A (a)	12,052	1,801,413
Boot Barn Holdings, Inc. (a) (b)	10,742	1,630,850
O'Reilly Automotive, Inc. (a)	1,116	1,323,353
TJX Cos., Inc.	39,909	4,821,406
		9,577,022
Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	200,255	50,147,857
Tobacco — 0.3%
Philip Morris International, Inc.	33,862	4,075,292
Security Description	Shares/ Principal Amount*	Value
Trading Companies & Distributors — 0.2%
WESCO International, Inc.	10,411	$1,883,975
Wireless Telecommunication Services — 0.7%
T-Mobile U.S., Inc.	36,041	7,955,330
Total Common Stocks (Cost $584,465,419)		719,614,971

U.S. Treasury & Government Agencies—26.2%
Agency Sponsored Mortgage-Backed — 16.0%
Federal Home Loan Mortgage Corp.
2.000%, 05/01/36	316,418	281,294
2.000%, 06/01/36	108,539	96,489
2.000%, 03/01/37	862,517	762,934
2.000%, 12/01/40	65,630	54,829
2.000%, 05/01/41	436,917	364,829
2.000%, 12/01/41	466,419	387,909
2.000%, 09/01/50	206,003	162,289
2.000%, 10/01/50	398,692	313,151
2.000%, 02/01/51	602,318	473,846
2.000%, 03/01/51	1,913,203	1,499,585
2.000%, 04/01/51	694,513	544,388
2.000%, 05/01/51	374,220	296,409
2.000%, 08/01/51	156,738	123,032
2.000%, 11/01/51	157,272	124,000
2.000%, 04/01/52	625,513	494,013
2.500%, 05/01/50	207,210	171,829
2.500%, 06/01/50	262,217	216,954
2.500%, 07/01/50	1,477,162	1,221,893
2.500%, 09/01/50	409,104	338,907
2.500%, 11/01/50	450,523	371,491
2.500%, 02/01/51	137,177	113,859
2.500%, 03/01/51	346,993	284,410
2.500%, 05/01/51	172,216	141,943
2.500%, 07/01/51	173,415	143,039
2.500%, 08/01/51	133,113	109,555
2.500%, 10/01/51	263,006	216,487
2.500%, 04/01/52	860,042	707,298
3.000%, 07/01/28	100,855	98,425
3.000%, 08/01/29	60,990	59,249
3.000%, 10/01/32	154,161	146,807
3.000%, 04/01/33	158,296	150,769
3.000%, 11/01/36	324,379	299,882
3.000%, 01/01/37	220,092	203,399
3.000%, 12/01/44	4,328	3,797
3.000%, 08/01/46	380,575	330,695
3.000%, 10/01/46	388,718	337,648
3.000%, 11/01/46	862,159	749,165
3.000%, 12/01/46	252,417	219,233
3.000%, 01/01/47	239,523	208,055
3.000%, 07/01/50	165,938	142,800
3.000%, 08/01/51	65,465	56,213
3.000%, 05/01/52	262,639	225,362
3.500%, 08/01/34	168,657	161,033
3.500%, 08/01/42	46,104	42,220
3.500%, 11/01/42	59,559	54,339
See accompanying notes to financial statements.
BHFTII-153

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 06/01/46	45,041	$40,477
3.500%, 10/01/47	227,448	204,412
3.500%, 12/01/47	92,917	83,394
3.500%, 03/01/48	216,542	194,998
3.500%, 12/01/48	141,661	127,132
4.000%, 05/01/42	194,343	183,605
4.000%, 08/01/42	56,430	53,079
4.000%, 09/01/42	70,175	66,037
4.000%, 07/01/44	3,579	3,393
4.000%, 02/01/46	63,249	58,944
4.000%, 04/01/47	31,846	29,810
4.000%, 09/01/48	29,936	27,798
4.000%, 04/01/49	582,545	539,335
4.000%, 05/01/49	117,145	108,879
4.000%, 07/01/49	442,668	412,051
4.500%, 09/01/43	33,128	31,830
4.500%, 11/01/43	268,880	258,801
4.500%, 06/01/53	245,524	231,058
5.000%, 05/01/39	2,414	2,394
5.000%, 06/01/41	172,538	171,940
5.000%, 09/01/52	578,349	560,022
5.000%, 11/01/52	295,607	286,415
5.000%, 12/01/52	327,192	316,774
5.000%, 01/01/53	3,128,092	3,020,503
5.000%, 04/01/53	235,319	228,207
5.500%, 07/01/33	31,658	31,949
5.500%, 12/01/37	1,002,918	1,010,519
5.500%, 04/01/39	14,855	14,946
5.500%, 06/01/41	55,013	55,374
5.500%, 02/01/53	512,789	508,505
5.500%, 09/01/54	1,213,681	1,198,098
5.500%, 10/01/54	100,000	98,716
5.500%, 12/01/54	1,149,999	1,135,234
6.000%, 11/01/52	277,335	279,365
6.000%, 12/01/52	314,991	318,898
6.000%, 03/01/53	162,963	165,743
6.000%, 06/01/54	1,671,809	1,686,844
6.000%, 08/01/54	1,068,845	1,078,277
6.400%, 1Y RFUCCT + 1.900%, 02/01/41 (c)	3,371	3,417
Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates
0.370%, 12/25/33 (c) (d)	1,466,378	44,753
0.591%, 03/25/27 (c) (d)	3,876,945	42,151
0.613%, 10/25/26 (c) (d)	1,007,082	9,583
0.741%, 06/25/27 (c) (d)	2,281,679	33,342
0.874%, 11/25/30 (c) (d)	950,513	38,866
1.019%, 10/25/30 (c) (d)	1,635,338	75,501
1.111%, 01/25/30 (c) (d)	2,423,477	109,712
1.114%, 06/25/30 (c) (d)	3,023,224	149,423
1.432%, 05/25/30 (c) (d)	2,341,444	145,648
1.569%, 05/25/30 (c) (d)	1,473,277	99,556
5.355%, 01/25/29 (c)	568,000	580,405
Federal Home Loan Mortgage Corp. REMICS
Zero Coupon, 11/15/36 (e)	6,889	5,614
1.000%, 02/25/51	454,445	382,622
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. REMICS
1.750%, 10/15/42	122,788	$104,049
2.000%, 07/25/50	124,732	106,401
2.500%, 05/15/28 (d)	26,621	753
2.500%, 06/25/50 (d)	694,449	99,163
2.500%, 03/25/52	412,347	357,278
3.000%, 03/15/28 (d)	50,192	1,582
3.000%, 05/15/32 (d)	11,642	107
3.000%, 03/15/33 (d)	49,704	3,734
3.000%, 03/25/40	500,000	425,499
3.000%, 05/15/46	218,462	199,157
3.000%, 12/25/49 (d)	713,174	121,680
3.000%, 09/25/51 (d)	641,840	106,291
3.250%, 11/15/41	73,269	66,711
3.500%, 09/15/26 (d)	7,397	150
3.500%, 03/15/27 (d)	4,535	44
3.500%, 03/15/41 (d)	26,662	777
3.500%, 10/15/45	103,322	92,714
3.500%, 12/15/46	240,674	216,705
4.000%, 07/15/27 (d)	6,672	144
4.000%, 03/15/28 (d)	11,633	203
4.000%, 06/15/28 (d)	8,081	168
4.000%, 07/15/30 (d)	47,863	2,814
4.000%, 05/25/40 (d)	263,790	38,011
4.000%, 09/15/41	290,123	275,568
4.000%, 03/25/45 (d)	538,694	92,360
4.750%, 07/15/39	158,241	156,419
5.000%, 09/15/33 (d)	66,627	9,433
5.000%, 02/15/48 (d)	101,027	20,889
5.500%, 08/15/33	17,500	17,837
5.500%, 07/15/36	39,412	40,405
5.500%, 06/15/46	54,712	56,096
6.500%, 07/15/36	39,248	40,484
6.500%, 04/15/39 (d)	235,126	46,782
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
2.500%, 08/25/59	429,742	347,236
3.500%, 11/25/57	370,649	339,463
3.500%, 03/25/58	702,926	613,072
3.500%, 07/25/58	1,025,367	927,888
3.500%, 08/25/58	201,264	180,251
3.500%, 10/25/58	765,532	675,720
Federal Home Loan Mortgage Corp. STACR REMICS Trust
7.469%, SOFR30A + 2.900%, 04/25/42 (144A) (c)	359,000	371,788
7.919%, SOFR30A + 3.350%, 05/25/42 (144A) (c)	495,000	517,829
7.919%, SOFR30A + 3.350%, 06/25/43 (144A) (c)	1,000,000	1,049,892
7.969%, SOFR30A + 3.400%, 10/25/41 (144A) (c)	450,000	464,544
8.069%, SOFR30A + 3.500%, 03/25/42 (144A) (c)	115,000	120,229
8.069%, SOFR30A + 3.500%, 05/25/43 (144A) (c)	945,000	1,003,570
8.119%, SOFR30A + 3.550%, 08/25/42 (144A) (c)	155,000	162,903
8.219%, SOFR30A + 3.650%, 11/25/41 (144A) (c)	426,000	442,847
8.269%, SOFR30A + 3.700%, 09/25/42 (144A) (c)	425,000	448,848
8.569%, SOFR30A + 4.000%, 07/25/42 (144A) (c)	380,000	404,734
9.234%, SOFR30A + 4.500%, 06/25/42 (144A) (c)	600,000	643,391
Federal Home Loan Mortgage Corp. STRIPS
1.500%, 05/15/37 (d)	2,036,038	111,698
See accompanying notes to financial statements.
BHFTII-154

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. STRIPS
2.000%, 06/15/52 (d)	899,635	$113,833
2.500%, 03/15/52 (d)	675,566	101,514
2.500%, 08/25/52 (d)	797,184	123,836
Federal National Mortgage Association
1.500%, 09/01/51	1,847,954	1,370,349
2.000%, 05/01/36	360,109	320,135
2.000%, 06/01/36	519,308	461,971
2.000%, 08/01/36	413,033	367,287
2.000%, 09/01/36	241,791	215,414
2.000%, 12/01/36	187,641	167,167
2.000%, 01/01/37	49,111	43,441
2.000%, 09/01/40	258,398	215,939
2.000%, 12/01/40	950,576	795,147
2.000%, 04/01/41	286,667	239,405
2.000%, 05/01/41	91,248	76,203
2.000%, 10/01/41	347,501	289,356
2.000%, 02/01/42	219,824	183,617
2.000%, 08/01/50	203,491	159,724
2.000%, 12/01/50	556,219	436,413
2.000%, 01/01/51	308,055	246,319
2.000%, 02/01/51	1,855,625	1,456,914
2.000%, 03/01/51	3,075,192	2,411,293
2.000%, 04/01/51	3,315,934	2,597,637
2.000%, 05/01/51	1,152,630	902,843
2.000%, 07/01/51	503,897	396,954
2.250%, 04/01/33	200,057	165,580
2.500%, 06/01/40	586,792	514,877
2.500%, 04/01/50	223,583	184,364
2.500%, 06/01/50	258,287	213,117
2.500%, 07/01/50	43,327	35,727
2.500%, 09/01/50	405,823	333,761
2.500%, 10/01/50	682,670	566,025
2.500%, 01/01/51	294,747	244,186
2.500%, 05/01/51	4,855,480	4,017,798
2.500%, 06/01/51	577,586	474,616
2.500%, 07/01/51	336,130	277,045
2.500%, 08/01/51	177,074	147,391
2.500%, 09/01/51	216,214	178,114
2.500%, 10/01/51	1,561,852	1,284,586
2.500%, 11/01/51	3,100,950	2,568,026
2.500%, 12/01/51	383,756	317,354
2.500%, 01/01/52	380,523	314,472
2.500%, 03/01/52	566,974	466,034
2.500%, 04/01/52	388,382	319,579
2.500%, 01/01/57	509,655	415,397
3.000%, 07/01/28	204,175	199,359
3.000%, 02/01/31	36,403	35,023
3.000%, 08/01/33	108,695	103,545
3.000%, 03/01/37	254,663	236,073
3.000%, 02/01/43	291,221	256,931
3.000%, 03/01/43	365,464	322,428
3.000%, 04/01/43	358,645	316,412
3.000%, 05/01/43	932,679	822,847
3.000%, 06/01/43	523,765	465,018
3.000%, 12/01/49	41,185	35,545
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.000%, 02/01/50	176,394	$152,534
3.000%, 08/01/50	614,078	530,916
3.000%, 10/01/50	253,409	217,054
3.000%, 12/01/50	349,378	300,498
3.000%, 04/01/51	130,039	111,665
3.000%, 05/01/51	315,746	273,658
3.000%, 06/01/51	70,441	60,501
3.000%, 07/01/51	86,877	74,627
3.000%, 08/01/51	163,510	140,686
3.000%, 10/01/51	199,019	170,626
3.000%, 11/01/51	876,234	750,690
3.000%, 12/01/51	481,876	413,632
3.000%, 01/01/52	231,628	198,024
3.000%, 04/01/52	230,584	197,591
3.000%, 05/01/52	336,567	288,713
3.500%, 03/01/43	11,678	10,640
3.500%, 05/01/43	29,414	26,738
3.500%, 07/01/43	62,231	56,650
3.500%, 08/01/43	591,604	535,907
3.500%, 10/01/44	110,097	99,581
3.500%, 02/01/45	112,039	100,882
3.500%, 01/01/46	128,989	115,788
3.500%, 03/01/46	93,321	83,952
3.500%, 09/01/46	182,895	164,319
3.500%, 10/01/46	80,912	72,620
3.500%, 11/01/46	79,650	71,876
3.500%, 12/01/46	467,719	426,190
3.500%, 05/01/47	165,866	148,869
3.500%, 09/01/47	353,484	317,404
3.500%, 12/01/47	49,423	44,571
3.500%, 01/01/48	203,146	182,320
3.500%, 02/01/48	860,422	778,383
3.500%, 07/01/48	254,783	228,673
3.500%, 11/01/48	53,243	47,785
3.500%, 04/01/52	553,050	495,239
3.500%, 09/01/57	873,709	771,059
3.500%, 05/01/58	495,721	437,479
3.520%, 11/01/32	380,000	346,927
4.000%, 04/01/26	1,387	1,378
4.000%, 02/01/29	20,115	20,021
4.000%, 10/01/40	239,447	225,922
4.000%, 11/01/40	90,580	85,462
4.000%, 12/01/40	66,586	62,823
4.000%, 02/01/41	31,620	29,834
4.000%, 03/01/41	87,031	82,112
4.000%, 06/01/41	268,758	255,258
4.000%, 08/01/42	45,156	42,381
4.000%, 09/01/42	87,100	81,964
4.000%, 03/01/45	10,164	9,451
4.000%, 07/01/45	69,999	65,292
4.000%, 03/01/46	67,286	62,816
4.000%, 05/01/46	19,546	18,142
4.000%, 06/01/46	85,892	79,718
4.000%, 04/01/47	86,992	80,957
4.000%, 10/01/47	351,689	326,209
See accompanying notes to financial statements.
BHFTII-155

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
4.000%, 06/01/48	670,745	$623,048
4.000%, 09/01/48	117,010	108,471
4.000%, 01/01/49	379,584	352,623
4.000%, 04/01/49	772,098	710,977
4.000%, 08/01/49	29,328	27,380
4.000%, 04/01/50	526,583	487,985
4.000%, 08/01/51	86,046	80,756
4.000%, 06/01/52	336,676	309,075
4.390%, 04/01/29	649,470	641,115
4.500%, 02/01/25	30	30
4.500%, 04/01/25	40	40
4.500%, 07/01/25	212	211
4.500%, 06/01/26	8,338	8,318
4.500%, 12/01/37	232,016	227,976
4.500%, 10/01/40	178,683	173,235
4.500%, 09/01/41	20,713	20,081
4.500%, 10/01/41	90,383	87,627
4.500%, 08/01/42	29,913	29,000
4.500%, 09/01/43	406,015	389,963
4.500%, 10/01/43	70,830	67,780
4.500%, 12/01/43	58,125	55,847
4.500%, 01/01/44	145,254	139,486
4.500%, 04/01/49	114,658	109,325
4.500%, 01/01/51	535,586	504,663
4.750%, 04/01/28	95,000	95,056
5.000%, 07/01/41	13,865	13,804
5.000%, 08/01/41	6,931	6,907
5.000%, 09/01/52	564,008	546,135
5.000%, 10/01/52	1,062,145	1,029,541
5.000%, 11/01/52	1,336,795	1,293,182
5.000%, 04/01/53	998,351	964,757
5.065%, 12/01/28	490,000	496,502
5.500%, 08/01/28	9,469	9,604
5.500%, 04/01/33	12,893	12,975
5.500%, 08/01/37	79,016	79,557
5.500%, 04/01/41	6,992	7,023
5.500%, 10/01/52	313,728	311,479
5.500%, 11/01/52	928,231	920,085
5.500%, 12/01/52	1,049,797	1,038,911
5.500%, 06/01/53	528,404	522,665
5.500%, 11/01/53	276,061	272,684
5.500%, 08/01/54	605,472	597,699
6.000%, 03/01/28	144	147
6.000%, 02/01/34	53,308	54,656
6.000%, 08/01/34	27,957	28,707
6.000%, 04/01/35	235,869	240,981
6.000%, 02/01/38	16,426	17,019
6.000%, 03/01/38	7,442	7,715
6.000%, 05/01/38	19,897	20,624
6.000%, 10/01/38	5,544	5,730
6.000%, 12/01/38	8,459	8,771
6.000%, 05/01/53	333,955	339,567
6.000%, 01/01/54	568,547	571,360
6.000%, 02/01/54	935,467	940,082
6.000%, 09/01/54	358,305	360,408
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
6.250%, 1Y RFUCCT + 1.750%, 03/01/41 (c)	3,538	$3,608
6.500%, 05/01/40	137,412	141,842
6.755%, 1Y RFUCCT + 1.755%, 12/01/40 (c)	1,103	1,120
6.965%, 1Y RFUCCT + 1.774%, 06/01/41 (c)	16,424	16,735
7.376%, 1Y RFUCCT + 1.821%, 09/01/41 (c)	17,346	17,910
Federal National Mortgage Association Connecticut Avenue Securities Trust
6.369%, SOFR30A + 1.800%, 02/25/44 (144A) (c)	190,000	191,710
6.833%, SOFR30A + 2.264%, 11/25/39 (144A) (c)	33,390	33,550
7.660%, SOFR30A + 3.100%, 06/25/43 (144A) (c)	310,000	326,608
7.669%, SOFR30A + 3.100%, 10/25/41 (144A) (c)	174,400	179,241
7.719%, SOFR30A + 3.150%, 12/25/41 (144A) (c)	405,000	417,472
8.233%, SOFR30A + 3.664%, 07/25/29 (c)	106,573	109,685
9.033%, SOFR30A + 4.464%, 05/25/29 (c)	183,404	190,649
9.069%, SOFR30A + 4.500%, 01/25/42 (144A) (c)	860,000	908,045
Federal National Mortgage Association Interest STRIPS
2.000%, 09/25/39	115,195	99,131
2.000%, 03/25/52 (d)	842,278	109,602
2.500%, 06/25/52 (d)	731,444	116,472
2.500%, 09/25/52 (d)	759,348	123,766
4.000%, 05/25/27 (d)	12,450	218
Federal National Mortgage Association REMICS
Zero Coupon, 03/25/36 (e)	7,812	6,763
Zero Coupon, 06/25/41 (e)	75,227	54,550
1.435%, 08/25/44 (c) (d)	123,848	7,968
1.540%, 04/25/55 (c) (d)	169,747	7,617
1.655%, 05/25/46 (c) (d)	158,718	7,908
1.747%, 06/25/55 (c) (d)	116,781	5,791
1.750%, 12/25/42	192,711	169,034
2.500%, 06/25/28 (d)	22,267	616
2.500%, 02/25/51 (d)	709,655	115,670
3.000%, 09/25/27 (d)	16,504	388
3.000%, 01/25/28 (d)	84,290	1,849
3.000%, 08/25/49	239,662	211,428
3.500%, 05/25/27 (d)	39,567	899
3.500%, 10/25/27 (d)	29,707	865
3.500%, 05/25/30 (d)	52,621	3,090
3.500%, 08/25/30 (d)	13,676	640
3.500%, 02/25/31 (d)	10,277	161
3.500%, 03/25/34 (d)	540,851	24,511
3.500%, 09/25/35 (d)	52,999	5,080
3.500%, 11/25/39 (d)	365,558	33,116
3.500%, 01/25/42	416,000	376,918
3.500%, 04/25/46	178,045	141,445
3.500%, 10/25/46 (d)	64,185	12,518
3.500%, 12/25/58	492,462	432,294
4.000%, 03/25/42 (d)	30,963	3,470
4.000%, 11/25/42 (d)	16,777	1,585
4.000%, 02/25/50 (d)	1,069,716	210,026
4.000%, 11/25/50 (d)	555,754	113,779
4.500%, 07/25/27 (d)	996	9
5.000%, 12/25/43 (d)	239,215	46,451
5.000%, 06/25/48 (d)	267,763	41,169
5.500%, 04/25/35	147,556	150,871
5.500%, 04/25/37	39,771	40,759
See accompanying notes to financial statements.
BHFTII-156

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association REMICS
5.500%, 11/25/40 (d)	235,984	$30,157
5.500%, 09/25/44 (d)	176,248	32,264
5.500%, 06/25/48 (d)	195,298	37,410
5.536%, 05/25/42 (c) (d)	3,312	242
6.000%, 01/25/42 (d)	117,738	8,537
Federal National Mortgage Association-ACES
0.294%, 01/25/30 (c) (d)	1,760,845	16,636
1.133%, 06/25/34 (c) (d)	3,650,608	183,154
1.455%, 05/25/29 (c) (d)	1,796,581	68,505
Government National Mortgage Association
0.645%, 02/16/53 (c) (d)	634,263	9,526
2.000%, 10/20/50	605,079	484,392
2.000%, 12/20/50	1,005,427	805,814
2.500%, 11/20/49	459,211	386,302
2.500%, 03/20/51	363,226	303,556
2.500%, 09/20/51	487,144	407,108
2.500%, 10/20/51	1,632,293	1,364,111
3.000%, 12/15/44	15,952	13,964
3.000%, 04/15/45	160,266	140,303
3.000%, 07/15/45	6,868	6,012
3.000%, 04/20/51	1,697,430	1,475,158
3.000%, 08/20/51	384,978	334,056
3.000%, 09/20/51	622,265	540,630
3.000%, 12/20/51	1,575,278	1,367,647
3.000%, 07/20/52	387,105	336,280
3.500%, 03/20/44	243,865	222,560
3.500%, 06/20/46	280,031	253,414
3.500%, 07/20/46	66,788	60,439
3.500%, 10/20/46	71,479	64,685
3.500%, 02/20/47	323,724	292,953
3.500%, 08/20/47	58,066	52,483
3.500%, 11/20/47	65,729	59,481
3.500%, 03/20/48	83,599	75,474
3.500%, 02/20/49	251,133	226,816
3.500%, 07/20/49	240,840	217,813
3.500%, 01/20/51	67,753	61,166
3.500%, 04/20/52	194,512	173,967
3.500%, 06/20/52	564,340	504,730
3.500%, 12/20/52	3,746,789	3,351,041
3.500%, 01/20/53	857,002	766,480
3.875%, 08/15/42	183,303	172,026
4.000%, 09/15/42	242,848	229,608
4.000%, 08/20/45	241,464	227,450
4.000%, 11/20/47	81,702	75,482
4.000%, 03/20/48	195,329	180,893
4.000%, 07/20/48	647,021	603,478
4.500%, 04/15/41	162,327	157,181
4.500%, 02/15/42	329,721	318,894
4.500%, 01/20/46	30,567	29,457
4.500%, 05/20/52	52,044	49,321
4.500%, 08/20/52	232,741	220,492
4.500%, 09/20/52	213,275	202,017
4.500%, 10/20/52	951,028	900,681
5.000%, 12/15/38	12,664	12,678
5.000%, 04/15/39	248,984	249,276
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
5.000%, 07/15/39	16,912	$16,870
5.000%, 10/20/39	5,427	5,397
5.000%, 05/20/40	208,123	207,281
5.000%, 06/20/40	165,859	165,188
5.000%, 07/20/40	64,874	64,650
5.000%, 11/20/49	236,671	232,303
5.500%, 12/15/40	133,842	136,233
6.000%, 10/20/54	1,815,636	1,829,091
Government National Mortgage Association REMICS
2.500%, 12/16/39	75,419	70,196
2.500%, 07/20/41	168,904	148,329
2.500%, 10/20/49	610,638	528,889
3.000%, 09/20/28 (d)	19,262	463
3.000%, 05/20/35 (d)	401,555	19,840
3.000%, 02/16/43 (d)	49,847	6,754
3.000%, 02/20/52	338,052	303,419
3.500%, 02/16/27 (d)	4,279	42
3.500%, 03/20/27 (d)	18,650	304
3.500%, 10/20/29 (d)	192,174	11,101
3.500%, 07/20/40 (d)	14,346	224
3.500%, 02/20/41 (d)	8,990	65
3.500%, 04/20/42 (d)	70,160	2,682
3.500%, 10/20/42 (d)	277,081	37,043
3.500%, 07/20/43 (d)	87,951	13,080
4.000%, 12/16/26 (d)	2,321	41
4.000%, 05/20/29 (d)	41,528	141
4.000%, 05/16/42 (d)	23,074	2,130
4.000%, 09/16/42 (d)	495,109	117,936
4.000%, 01/20/44 (d)	23,340	4,519
4.000%, 11/20/44 (d)	333,266	49,355
4.000%, 03/20/47 (d)	157,095	27,548
4.500%, 08/20/45 (d)	306,055	58,214
4.500%, 05/20/48 (d)	256,560	39,790
5.000%, 02/16/40 (d)	191,333	42,544
5.000%, 10/16/41 (d)	82,765	13,822
5.000%, 12/20/43 (d)	228,287	40,831
5.000%, 01/16/47 (d)	42,478	9,119
5.500%, 03/20/39 (d)	109,657	11,798
5.500%, 02/16/47 (d)	117,775	17,794
5.500%, 02/20/47 (d)	78,498	12,526
6.000%, 09/20/40 (d)	149,856	24,379
6.000%, 02/20/46 (d)	130,076	13,730
Government National Mortgage Association, TBA
2.000%, TBA (f)	5,720,000	4,573,766
2.500%, TBA (f)	6,130,000	5,118,550
4.000%, TBA (f)	3,075,000	2,832,019
4.500%, TBA (f)	5,705,000	5,392,116
5.500%, TBA (f)	1,475,000	1,462,806
Uniform Mortgage-Backed Security, TBA
5.000%, TBA (f)	1,575,000	1,519,992
5.500%, TBA (f)	23,444,000	23,133,333
6.000%, TBA (f)	16,105,000	16,179,234
6.500%, TBA (f)	2,455,000	2,505,634
7.000%, TBA (f)	1,075,000	1,114,554
		189,743,173
See accompanying notes to financial statements.
BHFTII-157

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
U.S. Treasury — 10.2%
U.S. Treasury Bonds
1.250%, 05/15/50	11,030,000	$5,229,156
1.625%, 11/15/50	3,460,000	1,804,061
2.250%, 08/15/46	910,000	587,460
2.375%, 11/15/49	1,385,000	880,074
2.500%, 02/15/45	2,555,000	1,772,718
2.875%, 08/15/45 (g) (h) (i)	19,040,000	14,043,286
2.875%, 11/15/46	1,200,000	871,800
3.000%, 02/15/47	6,040,000	4,475,660
3.000%, 08/15/52	2,540,000	1,822,365
3.125%, 05/15/48	6,365,000	4,767,800
3.375%, 08/15/42	2,385,000	1,968,703
3.375%, 11/15/48	3,805,000	2,971,806
3.625%, 08/15/43	3,785,000	3,206,205
3.625%, 05/15/53	1,650,000	1,341,289
4.125%, 08/15/53	1,595,000	1,420,577
U.S. Treasury Inflation-Indexed Bonds
0.250%, 02/15/50 (j)	2,909,815	1,695,628
0.625%, 02/15/43 (j)	638,413	467,399
0.750%, 02/15/45 (j)	971,826	703,757
1.375%, 02/15/44 (j)	1,489,829	1,239,044
U.S. Treasury Inflation-Indexed Notes
1.375%, 07/15/33 (j)	727,531	680,555
1.750%, 01/15/34 (j)	6,679,854	6,403,835
U.S. Treasury Notes
0.625%, 11/30/27	10,890,000	9,808,191
2.250%, 11/15/27	7,070,000	6,684,449
2.375%, 03/31/29	5,245,000	4,840,600
3.750%, 06/30/30	11,045,000	10,684,714
4.000%, 02/15/34	11,090,000	10,617,113
4.125%, 11/30/31	3,960,000	3,875,453
4.250%, 11/15/34	8,825,000	8,594,990
4.500%, 11/15/33	3,825,000	3,807,686
4.625%, 05/31/31	4,045,000	4,078,218
		121,344,592
Total U.S. Treasury & Government Agencies (Cost $346,730,765)		311,087,765

Corporate Bonds & Notes—9.1%
Advertising — 0.1%
Lamar Media Corp.
3.625%, 01/15/31 (b)	665,000	585,270
Aerospace/Defense — 0.1%
BAE Systems PLC
5.125%, 03/26/29 (144A)	275,000	275,610
Boeing Co.
2.950%, 02/01/30 (b)	125,000	111,640
3.200%, 03/01/29	80,000	73,717
3.750%, 02/01/50 (b)	30,000	20,461
5.150%, 05/01/30 (b)	205,000	202,126
6.388%, 05/01/31	120,000	125,463
6.528%, 05/01/34	40,000	41,904
Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
L3Harris Technologies, Inc.
5.050%, 06/01/29	135,000	$134,969
5.350%, 06/01/34	50,000	49,790
5.500%, 08/15/54	134,000	128,711
5.600%, 07/31/53	115,000	111,319
Northrop Grumman Corp.
5.150%, 05/01/40	175,000	167,428
RTX Corp.
4.125%, 11/16/28	160,000	155,731
		1,598,869
Agriculture — 0.2%
BAT Capital Corp.
5.834%, 02/20/31	255,000	260,677
Philip Morris International, Inc.
4.375%, 11/01/27	360,000	357,013
4.750%, 11/01/31	185,000	180,920
5.125%, 02/15/30	470,000	472,482
5.125%, 02/13/31 (b)	140,000	140,010
5.375%, 02/15/33 (b)	115,000	115,223
5.625%, 11/17/29 (b)	90,000	92,702
5.625%, 09/07/33	270,000	274,303
		1,893,330
Apparel — 0.1%
Hanesbrands, Inc.
4.875%, 05/15/26 (144A)	140,000	137,826
Tapestry, Inc.
5.100%, 03/11/30	140,000	138,458
5.500%, 03/11/35	125,000	121,583
William Carter Co.
5.625%, 03/15/27 (144A)	765,000	758,513
		1,156,380
Auto Manufacturers — 0.0%
Mercedes-Benz Finance North America LLC
4.900%, 11/15/27 (144A)	190,000	189,699
Banks — 2.1%
Banca Comerciala Romana SA
7.625%, 3M EURIBOR + 4.539%, 05/19/27 (EUR) (c)	200,000	217,748
Banca Transilvania SA
8.875%, 1Y EUR Swap + 5.580%, 04/27/27 (EUR) (c)	305,000	334,006
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (c)	295,000	248,190
1.922%, SOFR + 1.370%, 10/24/31 (c)	190,000	158,731
2.482%, 5Y H15 + 1.200%, 09/21/36 (c)	285,000	232,201
2.592%, SOFR + 2.150%, 04/29/31 (c)	425,000	374,410
2.687%, SOFR + 1.320%, 04/22/32 (b) (c)	645,000	554,436
2.972%, SOFR + 1.330%, 02/04/33 (c)	570,000	489,936
4.376%, SOFR + 1.580%, 04/27/28 (c)	620,000	613,416
5.518%, SOFR + 1.738%, 10/25/35 (c)	330,000	322,648
5.933%, SOFR + 1.340%, 09/15/27 (c)	185,000	188,306
Bank of Ireland Group PLC
5.601%, SOFR + 1.620%, 03/20/30 (144A) (c)	685,000	691,503
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (c)	925,000	932,601
See accompanying notes to financial statements.
BHFTII-158

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of New York Mellon Corp.
4.975%, SOFR + 1.085%, 03/14/30 (c)	165,000	$165,226
5.060%, SOFR + 1.230%, 07/22/32 (c)	230,000	229,416
5.188%, SOFR + 1.418%, 03/14/35 (b) (c)	185,000	183,127
6.317%, SOFR + 1.598%, 10/25/29 (c)	225,000	236,381
BNP Paribas SA
5.283%, SOFR + 1.280%, 11/19/30 (144A) (c)	275,000	272,152
5.906%, SOFR + 1.920%, 11/19/35 (144A) (c)	330,000	320,085
BPCE SA
5.716%, SOFR + 1.959%, 01/18/30 (144A) (c)	250,000	251,260
5.936%, SOFR + 1.850%, 05/30/35 (144A) (c)	250,000	247,755
6.508%, SOFR + 2.791%, 01/18/35 (144A) (c)	380,000	380,755
6.714%, SOFR + 2.270%, 10/19/29 (144A) (c)	645,000	670,538
Citigroup, Inc.
5.174%, SOFR + 1.364%, 02/13/30 (c)	95,000	94,928
Citizens Financial Group, Inc.
5.718%, SOFR + 1.910%, 07/23/32 (c)	215,000	215,749
5.841%, SOFR + 2.010%, 01/23/30 (b) (c)	100,000	101,473
6.645%, SOFR + 2.325%, 04/25/35 (b) (c)	85,000	89,608
Credit Agricole SA
6.251%, SOFR + 2.670%, 01/10/35 (144A) (c)	455,000	456,847
Goldman Sachs Group, Inc.
2.383%, SOFR + 1.248%, 07/21/32 (c)	300,000	250,020
2.615%, SOFR + 1.281%, 04/22/32 (c)	260,000	221,552
4.692%, SOFR + 1.135%, 10/23/30 (b) (c)	295,000	288,815
5.016%, SOFR + 1.420%, 10/23/35 (c)	75,000	71,777
5.049%, SOFR + 1.210%, 07/23/30 (c)	390,000	387,682
5.727%, SOFR + 1.265%, 04/25/30 (c)	155,000	158,194
HSBC Holdings PLC
2.848%, SOFR + 2.387%, 06/04/31 (c)	200,000	175,600
4.583%, 3M TSFR + 1.796%, 06/19/29 (c)	220,000	215,536
5.286%, SOFR + 1.290%, 11/19/30 (c)	275,000	273,174
5.402%, SOFR + 2.870%, 08/11/33 (c)	570,000	564,110
5.887%, SOFR + 1.570%, 08/14/27 (c)	365,000	370,342
Intesa Sanpaolo SpA
7.778%, 1Y H15 + 3.900%, 06/20/54 (144A) (c)	235,000	250,991
JPMorgan Chase & Co.
2.545%, SOFR + 1.180%, 11/08/32 (c)	180,000	151,833
2.580%, 3M TSFR + 1.250%, 04/22/32 (c)	325,000	278,790
3.509%, 3M TSFR + 1.207%, 01/23/29 (c)	305,000	292,611
4.005%, 3M TSFR + 1.382%, 04/23/29 (c)	410,000	397,513
4.505%, SOFR + 0.860%, 10/22/28 (c)	385,000	381,595
4.851%, SOFR + 1.990%, 07/25/28 (c)	40,000	39,987
4.946%, SOFR + 1.340%, 10/22/35 (c)	65,000	62,629
4.995%, SOFR + 1.125%, 07/22/30 (c)	395,000	393,292
5.294%, SOFR + 1.460%, 07/22/35 (c)	460,000	455,062
5.299%, SOFR + 1.450%, 07/24/29 (c)	375,000	378,771
5.336%, SOFR + 1.620%, 01/23/35 (b) (c)	625,000	621,031
5.581%, SOFR + 1.160%, 04/22/30 (c)	245,000	249,838
6.070%, SOFR + 1.330%, 10/22/27 (c)	240,000	245,633
6.087%, SOFR + 1.570%, 10/23/29 (b) (c)	95,000	98,538
M&T Bank Corp.
7.413%, SOFR + 2.800%, 10/30/29 (c)	440,000	471,653
mBank SA
0.966%, 3M EURIBOR + 1.250%, 09/21/27 (EUR) (c)	400,000	394,317
Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
1.794%, SOFR + 1.034%, 02/13/32 (c)	545,000	$444,629
1.928%, SOFR + 1.020%, 04/28/32 (c)	280,000	229,021
4.431%, 3M TSFR + 1.890%, 01/23/30 (c)	50,000	48,663
5.164%, SOFR + 1.590%, 04/20/29 (c)	60,000	60,169
5.449%, SOFR + 1.630%, 07/20/29 (c)	115,000	116,285
5.656%, SOFR + 1.260%, 04/18/30 (c)	235,000	239,221
6.407%, SOFR + 1.830%, 11/01/29 (c)	665,000	694,607
OTP Bank Nyrt
7.350%, 3M EURIBOR + 4.523%, 03/04/26 (EUR) (c)	390,000	405,992
7.500%, 1Y H15 + 3.711%, 05/25/27 (c)	205,000	211,203
PNC Financial Services Group, Inc.
4.812%, SOFR + 1.259%, 10/21/32 (c)	280,000	272,516
Standard Chartered PLC
5.005%, 1Y H15 + 1.150%, 10/15/30 (144A) (c)	200,000	196,389
7.767%, 1Y H15 + 3.450%, 11/16/28 (144A) (c)	215,000	229,712
UBS Group AG
5.428%, 1Y H15 + 1.520%, 02/08/30 (144A) (c)	200,000	201,286
6.442%, SOFR + 3.700%, 08/11/28 (144A) (b) (c)	250,000	258,337
6.537%, SOFR + 3.920%, 08/12/33 (144A) (c)	970,000	1,028,436
Wells Fargo & Co.
2.879%, 3M TSFR + 1.432%, 10/30/30 (c)	510,000	460,032
3.000%, 10/23/26	180,000	174,532
3.350%, SOFR + 1.500%, 03/02/33 (c)	435,000	381,342
4.897%, SOFR + 2.100%, 07/25/33 (c)	580,000	560,144
5.389%, SOFR + 2.020%, 04/24/34 (c)	35,000	34,611
5.499%, SOFR + 1.780%, 01/23/35 (b) (c)	240,000	238,980
5.574%, SOFR + 1.740%, 07/25/29 (c)	670,000	680,248
6.303%, SOFR + 1.790%, 10/23/29 (c)	45,000	46,831
6.491%, SOFR + 2.060%, 10/23/34 (c)	145,000	154,132
		24,781,636
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc.
4.750%, 01/23/29	95,000	94,962
Biotechnology — 0.1%
Gilead Sciences, Inc.
4.800%, 11/15/29	310,000	309,365
Royalty Pharma PLC
2.150%, 09/02/31	357,000	292,606
		601,971
Building Materials — 0.1%
Builders FirstSource, Inc.
5.000%, 03/01/30 (144A)	785,000	746,234
Standard Building Solutions, Inc.
6.500%, 08/15/32 (144A)	60,000	60,096
Standard Industries, Inc.
3.375%, 01/15/31 (144A)	125,000	107,176
4.375%, 07/15/30 (144A)	720,000	659,671
Trane Technologies Financing Ltd.
5.100%, 06/13/34	47,000	46,470
		1,619,647
See accompanying notes to financial statements.
BHFTII-159

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Chemicals — 0.1%
NOVA Chemicals Corp.
7.000%, 12/01/31 (144A)	190,000	$189,092
OCP SA
6.750%, 05/02/34 (144A)	450,000	459,000
		648,092
Commercial Services — 0.4%
Ashtead Capital, Inc.
2.450%, 08/12/31 (144A)	200,000	166,297
4.375%, 08/15/27 (144A) (b)	1,000,000	982,048
Block, Inc.
3.500%, 06/01/31	275,000	242,132
6.500%, 05/15/32 (144A)	861,000	869,312
Howard University
2.291%, 10/01/26	100,000	94,842
2.701%, 10/01/29	260,000	230,347
2.801%, 10/01/30	100,000	87,206
2.901%, 10/01/31	100,000	83,960
3.476%, 10/01/41	115,000	85,098
Service Corp. International
3.375%, 08/15/30	785,000	686,876
5.125%, 06/01/29	618,000	597,906
5.750%, 10/15/32	205,000	198,847
United Rentals North America, Inc.
4.000%, 07/15/30	85,000	77,377
		4,402,248
Computers — 0.1%
Gartner, Inc.
4.500%, 07/01/28 (144A)	386,000	376,136
Insight Enterprises, Inc.
6.625%, 05/15/32 (144A)	884,000	888,984
		1,265,120
Diversified Financial Services — 0.1%
Capital One Financial Corp.
1.878%, SOFR + 0.855%, 11/02/27 (c)	100,000	94,492
3.273%, SOFR + 1.790%, 03/01/30 (c)	125,000	115,567
5.247%, SOFR + 2.600%, 07/26/30 (c)	75,000	74,770
6.312%, SOFR + 2.640%, 06/08/29 (c)	125,000	129,075
7.624%, SOFR + 3.070%, 10/30/31 (c)	610,000	673,504
Discover Financial Services
7.964%, SOFR + 3.370%, 11/02/34 (c)	205,000	234,286
		1,321,694
Electric — 0.9%
Alabama Power Co.
3.450%, 10/01/49	245,000	172,920
4.150%, 08/15/44	225,000	184,927
American Electric Power Co., Inc.
6.950%, 5Y H15 + 2.675%, 12/15/54 (c)	255,000	263,102
Baltimore Gas & Electric Co.
5.650%, 06/01/54	215,000	211,674
Cleco Corporate Holdings LLC
3.375%, 09/15/29	275,000	247,250
Security Description	Principal Amount*	Value

Electric—(Continued)
Consolidated Edison Co. of New York, Inc.
3.200%, 12/01/51	250,000	$163,479
5.500%, 03/15/55	235,000	225,855
Duke Energy Carolinas LLC
4.250%, 12/15/41	205,000	173,742
Duke Energy Corp.
2.550%, 06/15/31	590,000	503,737
4.500%, 08/15/32 (b)	40,000	38,105
5.000%, 08/15/52	85,000	74,179
5.450%, 06/15/34	50,000	49,919
Duke Energy Florida LLC
1.750%, 06/15/30	245,000	207,857
Duke Energy Indiana LLC
2.750%, 04/01/50	145,000	87,579
Duke Energy Ohio, Inc.
5.550%, 03/15/54	135,000	130,525
Duke Energy Progress LLC
4.000%, 04/01/52	130,000	99,350
4.375%, 03/30/44	320,000	269,271
Edison International
4.125%, 03/15/28	85,000	82,421
5.250%, 11/15/28	175,000	175,399
5.250%, 03/15/32	220,000	217,632
6.950%, 11/15/29	700,000	747,535
Evergy, Inc.
2.900%, 09/15/29	220,000	200,175
Eversource Energy
5.125%, 05/15/33	505,000	490,630
Georgia Power Co.
4.300%, 03/15/42	140,000	119,045
4.550%, 03/15/30	265,000	260,532
Investment Energy Resources Ltd.
6.250%, 04/26/29 (144A)	200,000	192,578
Jersey Central Power & Light Co.
5.100%, 01/15/35 (144A)	75,000	73,157
Monongahela Power Co.
5.850%, 02/15/34 (144A)	35,000	35,776
National Grid PLC
5.602%, 06/12/28	25,000	25,487
NextEra Energy Capital Holdings, Inc.
1.875%, 01/15/27	245,000	231,499
2.250%, 06/01/30	340,000	293,964
Niagara Mohawk Power Corp.
5.290%, 01/17/34 (144A)	140,000	136,890
NSTAR Electric Co.
5.400%, 06/01/34	180,000	180,889
Oglethorpe Power Corp.
5.050%, 10/01/48	35,000	30,818
5.800%, 06/01/54 (144A)	35,000	34,340
Ohio Edison Co.
5.500%, 01/15/33 (144A)	185,000	184,915
Pacific Gas & Electric Co.
2.500%, 02/01/31	635,000	542,974
4.550%, 07/01/30	115,000	111,297
5.450%, 06/15/27	52,000	52,595
5.900%, 06/15/32	210,000	215,570
See accompanying notes to financial statements.
BHFTII-160

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co.
6.100%, 01/15/29	415,000	$429,308
6.150%, 01/15/33	255,000	264,668
Public Service Co. of Oklahoma
5.200%, 01/15/35	255,000	246,873
Public Service Electric & Gas Co.
5.450%, 03/01/54	120,000	116,212
Public Service Enterprise Group, Inc.
5.450%, 04/01/34	70,000	69,817
6.125%, 10/15/33	110,000	114,621
Puget Energy, Inc.
2.379%, 06/15/28	270,000	246,479
3.650%, 05/15/25	270,000	268,347
4.100%, 06/15/30	103,000	97,110
4.224%, 03/15/32	42,000	38,389
Southern California Edison Co.
2.250%, 06/01/30	110,000	95,578
3.650%, 02/01/50 (b)	50,000	35,714
4.000%, 04/01/47	215,000	165,507
5.875%, 12/01/53	140,000	139,240
5.950%, 11/01/32	45,000	46,932
Southwestern Electric Power Co.
5.300%, 04/01/33	25,000	24,722
Virginia Electric & Power Co.
2.450%, 12/15/50	91,000	51,210
5.000%, 04/01/33	285,000	278,915
5.000%, 01/15/34	340,000	330,676
5.050%, 08/15/34	100,000	97,508
5.350%, 01/15/54	105,000	98,745
Wisconsin Power & Light Co.
5.375%, 03/30/34	50,000	49,786
Xcel Energy, Inc.
4.600%, 06/01/32	185,000	176,058
		11,222,004
Energy-Alternate Sources — 0.1%
Energo-Pro AS
8.500%, 02/04/27 (144A)	645,000	652,637
Engineering & Construction — 0.2%
GTP Acquisition Partners I LLC
3.482%, 06/15/50 (144A)	1,355,000	1,345,578
IHS Holding Ltd.
6.250%, 11/29/28 (144A)	390,000	368,354
International Airport Finance SA
12.000%, 03/15/33 (144A)	644,289	686,786
		2,400,718
Entertainment — 0.3%
Warnermedia Holdings, Inc.
4.054%, 03/15/29	220,000	204,699
4.279%, 03/15/32 (b)	725,000	638,875
5.050%, 03/15/42 (b)	145,000	116,418
5.141%, 03/15/52 (b)	740,000	549,823
5.391%, 03/15/62	310,000	227,949
Security Description	Principal Amount*	Value

Entertainment—(Continued)
WMG Acquisition Corp.
3.000%, 02/15/31 (144A)	160,000	$139,643
3.750%, 12/01/29 (144A)	285,000	262,583
3.875%, 07/15/30 (144A)	855,000	779,062
		2,919,052
Environmental Control — 0.2%
Clean Harbors, Inc.
4.875%, 07/15/27 (144A)	1,195,000	1,170,692
6.375%, 02/01/31 (144A)	65,000	65,441
Republic Services, Inc.
1.450%, 02/15/31	55,000	44,607
4.875%, 04/01/29	130,000	129,698
5.200%, 11/15/34	170,000	168,372
Veralto Corp.
5.500%, 09/18/26	90,000	91,039
Waste Management, Inc.
3.875%, 01/15/29 (144A)	240,000	231,266
4.950%, 03/15/35	285,000	277,860
		2,178,975
Food — 0.1%
Cencosud SA
5.950%, 05/28/31 (144A)	200,000	199,678
Conagra Brands, Inc.
1.375%, 11/01/27	255,000	231,504
Minerva Luxembourg SA
4.375%, 03/18/31	535,000	448,878
NBM U.S. Holdings, Inc.
7.000%, 05/14/26 (144A)	116,000	115,996
Tyson Foods, Inc.
5.400%, 03/15/29	45,000	45,487
		1,041,543
Gas — 0.1%
Brooklyn Union Gas Co.
3.865%, 03/04/29 (144A)	205,000	194,094
East Ohio Gas Co.
3.000%, 06/15/50 (144A)	30,000	18,365
KeySpan Gas East Corp.
5.994%, 03/06/33 (144A)	50,000	50,705
NiSource, Inc.
3.490%, 05/15/27	95,000	92,472
5.400%, 06/30/33	195,000	195,192
Southern California Gas Co.
5.200%, 06/01/33	25,000	24,873
5.600%, 04/01/54	405,000	395,824
		971,525
Hand/Machine Tools — 0.0%
Regal Rexnord Corp.
6.050%, 04/15/28	365,000	371,249
Healthcare-Products — 0.2%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	275,000	242,960
See accompanying notes to financial statements.
BHFTII-161

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Alcon Finance Corp.
2.750%, 09/23/26 (144A)	200,000	$193,292
Avantor Funding, Inc.
4.625%, 07/15/28 (144A)	780,000	744,513
Hologic, Inc.
4.625%, 02/01/28 (144A)	658,000	637,990
Smith & Nephew PLC
2.032%, 10/14/30	225,000	188,578
5.400%, 03/20/34	140,000	138,968
Solventum Corp.
5.400%, 03/01/29 (144A)	395,000	395,993
		2,542,294
Healthcare-Services — 0.2%
Centene Corp.
3.375%, 02/15/30	20,000	17,814
4.250%, 12/15/27	110,000	106,557
4.625%, 12/15/29	1,185,000	1,120,726
CommonSpirit Health
3.347%, 10/01/29	105,000	97,798
HCA, Inc.
3.375%, 03/15/29	265,000	245,962
Icon Investments Six DAC
5.809%, 05/08/27	200,000	203,387
Kaiser Foundation Hospitals
2.810%, 06/01/41	110,000	77,814
3.002%, 06/01/51	75,000	48,722
UnitedHealth Group, Inc.
2.750%, 05/15/40	315,000	222,738
3.500%, 08/15/39	60,000	47,453
4.950%, 05/15/62	60,000	51,703
5.375%, 04/15/54	270,000	253,219
5.750%, 07/15/64	85,000	82,591
6.050%, 02/15/63	65,000	66,371
		2,642,855
Home Builders — 0.1%
Taylor Morrison Communities, Inc.
5.125%, 08/01/30 (144A)	368,000	352,149
5.750%, 01/15/28 (144A)	623,000	618,875
Toll Brothers Finance Corp.
4.875%, 11/15/25	130,000	129,954
		1,100,978
Insurance — 0.2%
Arthur J Gallagher & Co.
4.850%, 12/15/29	50,000	49,771
Athene Global Funding
2.646%, 10/04/31 (144A)	510,000	428,284
2.717%, 01/07/29 (144A)	45,000	40,819
4.721%, 10/08/29 (144A)	350,000	341,344
CNO Global Funding
4.875%, 12/10/27 (144A)	300,000	298,636
Corebridge Financial, Inc.
3.850%, 04/05/29	50,000	47,745
Security Description	Principal Amount*	Value

Insurance—(Continued)
Corebridge Global Funding
4.900%, 12/03/29 (144A)	280,000	$277,971
5.200%, 06/24/29 (144A)	245,000	246,268
Equitable Financial Life Global Funding
1.800%, 03/08/28 (144A)	395,000	357,001
Equitable Holdings, Inc.
4.350%, 04/20/28	190,000	186,155
Marsh & McLennan Cos., Inc.
4.750%, 03/15/39	145,000	134,232
		2,408,226
Internet — 0.2%
Gen Digital, Inc.
5.000%, 04/15/25 (144A)	615,000	613,596
6.750%, 09/30/27 (144A)	540,000	548,127
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
3.500%, 03/01/29 (144A) (b)	170,000	155,306
5.250%, 12/01/27 (144A)	983,000	965,575
		2,282,604
Investment Companies — 0.0%
Ares Strategic Income Fund
5.700%, 03/15/28 (144A) (b)	315,000	314,956
Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.
4.700%, 11/15/29	475,000	473,238
Machinery-Diversified — 0.0%
AGCO Corp.
5.450%, 03/21/27	55,000	55,522
5.800%, 03/21/34	75,000	75,382
Otis Worldwide Corp.
2.565%, 02/15/30	355,000	315,339
		446,243
Media — 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.250%, 01/15/29 (b)	115,000	101,399
2.800%, 04/01/31	125,000	105,412
5.050%, 03/30/29	35,000	34,247
6.484%, 10/23/45	685,000	647,269
6.834%, 10/23/55	40,000	38,917
Comcast Corp.
2.887%, 11/01/51	240,000	144,347
2.937%, 11/01/56	54,000	31,452
2.987%, 11/01/63	157,000	88,608
3.750%, 04/01/40	220,000	176,953
Cox Communications, Inc.
2.600%, 06/15/31 (144A)	270,000	227,493
5.450%, 09/01/34 (144A) (b)	460,000	445,461
Discovery Communications LLC
3.625%, 05/15/30 (b)	105,000	93,408
Paramount Global
5.250%, 04/01/44	250,000	194,248
See accompanying notes to financial statements.
BHFTII-162

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Media—(Continued)
Paramount Global
5.850%, 09/01/43	190,000	$165,104
6.875%, 04/30/36	75,000	75,933
Sirius XM Radio LLC
4.000%, 07/15/28 (144A)	380,000	350,115
4.125%, 07/01/30 (144A)	875,000	763,654
Time Warner Cable LLC
4.500%, 09/15/42	200,000	149,620
		3,833,640
Mining — 0.1%
Glencore Funding LLC
5.371%, 04/04/29 (144A)	380,000	382,989
6.375%, 10/06/30 (144A)	355,000	372,833
Rio Tinto Alcan, Inc.
6.125%, 12/15/33	250,000	263,684
		1,019,506
Oil & Gas — 0.7%
Aker BP ASA
5.800%, 10/01/54 (144A)	450,000	407,593
BP Capital Markets America, Inc.
2.939%, 06/04/51	60,000	37,146
4.812%, 02/13/33 (b)	310,000	299,671
4.893%, 09/11/33	175,000	169,284
4.989%, 04/10/34	350,000	340,405
5.227%, 11/17/34	100,000	98,488
ConocoPhillips Co.
3.800%, 03/15/52	69,000	50,371
4.025%, 03/15/62	30,000	21,677
4.700%, 01/15/30	115,000	113,732
5.300%, 05/15/53	90,000	83,259
5.550%, 03/15/54	65,000	62,487
5.650%, 01/15/65	140,000	132,324
5.700%, 09/15/63	265,000	254,036
Coterra Energy, Inc.
5.400%, 02/15/35	135,000	130,908
Diamondback Energy, Inc.
5.750%, 04/18/54 (b)	55,000	51,614
5.900%, 04/18/64	135,000	126,729
6.250%, 03/15/53	80,000	79,806
Ecopetrol SA
4.625%, 11/02/31	500,000	414,626
7.750%, 02/01/32	465,000	451,261
8.375%, 01/19/36	720,000	694,395
Energean Israel Finance Ltd.
5.875%, 03/30/31 (144A)	155,000	136,013
8.500%, 09/30/33 (144A)	295,000	289,484
Eni SpA
5.500%, 05/15/34 (144A)	480,000	474,418
5.950%, 05/15/54 (144A)	200,000	192,015
EOG Resources, Inc.
5.650%, 12/01/54	155,000	151,786
Equinor ASA
3.625%, 04/06/40	170,000	137,348
Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Hess Corp.
7.125%, 03/15/33	410,000	$454,392
7.300%, 08/15/31	140,000	155,481
Leviathan Bond Ltd.
6.500%, 06/30/27 (144A)	480,000	464,427
Patterson-UTI Energy, Inc.
5.150%, 11/15/29	30,000	29,253
7.150%, 10/01/33	145,000	151,945
Saudi Arabian Oil Co.
5.875%, 07/17/64 (144A)	200,000	186,508
Shell Finance U.S., Inc.
3.250%, 04/06/50	125,000	84,220
Shell International Finance BV
2.875%, 11/26/41	120,000	84,816
3.000%, 11/26/51	105,000	66,445
TotalEnergies Capital SA
5.275%, 09/10/54 (b)	20,000	18,491
5.425%, 09/10/64	320,000	296,784
5.638%, 04/05/64	350,000	334,543
Viper Energy, Inc.
5.375%, 11/01/27 (144A)	535,000	527,550
		8,255,731
Packaging & Containers — 0.1%
Ball Corp.
6.000%, 06/15/29	1,550,000	1,561,235
Pharmaceuticals — 0.2%
AbbVie, Inc.
4.950%, 03/15/31 (b)	145,000	144,971
5.400%, 03/15/54	65,000	62,566
Bristol-Myers Squibb Co.
5.550%, 02/22/54	170,000	164,914
Cardinal Health, Inc.
5.000%, 11/15/29	460,000	457,133
Cencora, Inc.
4.850%, 12/15/29	380,000	377,530
CVS Health Corp.
1.750%, 08/21/30	110,000	89,542
1.875%, 02/28/31	110,000	88,674
2.125%, 09/15/31	55,000	44,049
3.250%, 08/15/29	250,000	227,600
3.750%, 04/01/30	145,000	132,815
4.125%, 04/01/40	66,000	51,553
4.780%, 03/25/38	145,000	125,377
5.050%, 03/25/48	70,000	57,718
6.750%, 5Y H15 + 2.516%, 12/10/54 (c)	125,000	122,567
7.000%, 5Y H15 + 2.886%, 03/10/55 (b) (c)	185,000	185,621
Eli Lilly & Co.
4.200%, 08/14/29	95,000	93,011
4.600%, 08/14/34 (b)	65,000	62,405
5.050%, 08/14/54	10,000	9,263
		2,497,309
See accompanying notes to financial statements.
BHFTII-163

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pipelines — 0.4%
Columbia Pipelines Holding Co. LLC
5.097%, 10/01/31 (144A)	92,000	$89,767
5.681%, 01/15/34 (144A)	25,000	24,690
6.042%, 08/15/28 (144A) (b)	350,000	358,376
Columbia Pipelines Operating Co. LLC
5.927%, 08/15/30 (144A)	75,000	77,198
6.036%, 11/15/33 (144A)	105,000	107,709
EIG Pearl Holdings SARL
3.545%, 08/31/36 (144A)	380,000	325,415
Enbridge, Inc.
3.125%, 11/15/29	220,000	201,401
5.625%, 04/05/34	205,000	206,207
Energy Transfer LP
5.250%, 07/01/29	100,000	100,476
6.400%, 12/01/30	160,000	169,061
Enterprise Products Operating LLC
3.300%, 02/15/53	85,000	55,876
EQM Midstream Partners LP
6.500%, 07/01/27 (144A)	30,000	30,389
Galaxy Pipeline Assets Bidco Ltd.
2.160%, 03/31/34 (144A)	309,716	265,478
2.625%, 03/31/36 (144A)	360,000	293,075
Greensaif Pipelines Bidco SARL
5.853%, 02/23/36 (144A)	225,000	222,088
6.510%, 02/23/42 (144A)	365,000	369,531
Hess Midstream Operations LP
4.250%, 02/15/30 (144A)	105,000	96,802
6.500%, 06/01/29 (144A)	465,000	469,597
ONEOK, Inc.
4.400%, 10/15/29	125,000	121,188
5.050%, 11/01/34	30,000	28,691
5.850%, 11/01/64 (b)	210,000	196,467
6.100%, 11/15/32 (b)	130,000	134,528
7.150%, 01/15/51	15,000	16,283
Targa Resources Corp.
6.125%, 03/15/33	10,000	10,310
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000%, 01/15/32	105,000	95,524
Whistler Pipeline LLC
5.400%, 09/30/29 (144A) (b)	15,000	14,939
5.700%, 09/30/31 (144A)	185,000	184,729
5.950%, 09/30/34 (144A)	95,000	95,268
		4,361,063
Real Estate Investment Trusts — 0.1%
American Tower Corp.
2.700%, 04/15/31	80,000	69,064
3.800%, 08/15/29	45,000	42,600
5.000%, 01/31/30	45,000	44,741
Crown Castle, Inc.
4.800%, 09/01/28	510,000	504,222
5.600%, 06/01/29	10,000	10,193
GLP Capital LP/GLP Financing II, Inc.
4.000%, 01/15/31	110,000	100,613
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Iron Mountain, Inc.
6.250%, 01/15/33 (144A) (b)	265,000	$263,942
SBA Tower Trust
2.836%, 01/15/50 (144A)	545,000	544,441
		1,579,816
Retail — 0.2%
AutoZone, Inc.
4.750%, 08/01/32 (b)	40,000	38,691
4.750%, 02/01/33	60,000	57,565
5.400%, 07/15/34	140,000	139,191
6.550%, 11/01/33	140,000	150,642
FirstCash, Inc.
4.625%, 09/01/28 (144A)	758,000	718,429
5.625%, 01/01/30 (144A)	585,000	563,607
O'Reilly Automotive, Inc.
4.700%, 06/15/32	57,000	55,064
		1,723,189
Semiconductors — 0.2%
Broadcom, Inc.
4.150%, 02/15/28	400,000	393,274
5.050%, 07/12/29	140,000	140,532
Foundry JV Holdco LLC
6.150%, 01/25/32 (144A) (b)	840,000	847,497
Intel Corp.
3.100%, 02/15/60	95,000	50,708
3.250%, 11/15/49	117,000	69,845
3.734%, 12/08/47	310,000	204,445
4.750%, 03/25/50 (b)	35,000	27,052
5.700%, 02/10/53	175,000	154,768
5.900%, 02/10/63	110,000	99,245
Marvell Technology, Inc.
2.450%, 04/15/28	215,000	198,325
Microchip Technology, Inc.
4.900%, 03/15/28	285,000	283,986
5.050%, 02/15/30	185,000	183,717
Qorvo, Inc.
3.375%, 04/01/31 (144A)	260,000	222,365
		2,875,759
Software — 0.4%
Constellation Software, Inc.
5.461%, 02/16/34 (144A)	165,000	165,380
Fair Isaac Corp.
4.000%, 06/15/28 (144A)	853,000	804,917
MSCI, Inc.
3.625%, 11/01/31 (144A)	355,000	317,881
Open Text Corp.
3.875%, 12/01/29 (144A) (b)	1,260,000	1,139,744
6.900%, 12/01/27 (144A)	220,000	227,332
Open Text Holdings, Inc.
4.125%, 12/01/31 (144A)	130,000	115,272
Oracle Corp.
2.950%, 04/01/30	100,000	90,271
3.850%, 04/01/60 (b)	445,000	305,276
See accompanying notes to financial statements.
BHFTII-164

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Software—(Continued)
Oracle Corp.
4.100%, 03/25/61	95,000	$68,201
SS&C Technologies, Inc.
5.500%, 09/30/27 (144A)	1,140,000	1,129,069
		4,363,343
Telecommunications — 0.1%
AT&T, Inc.
3.550%, 09/15/55	139,000	93,489
3.650%, 09/15/59	31,000	20,533
3.800%, 12/01/57	221,000	152,469
Cisco Systems, Inc.
4.950%, 02/26/31	145,000	145,520
5.350%, 02/26/64	150,000	143,785
Network i2i Ltd.
5.650%, 5Y H15 + 4.274%, 01/15/25 (c)	600,000	598,411
T-Mobile USA, Inc.
2.050%, 02/15/28	210,000	192,851
4.700%, 01/15/35	90,000	85,123
5.050%, 07/15/33	105,000	102,815
5.750%, 01/15/34	115,000	117,902
		1,652,898
Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4.000%, 07/15/25 (144A)	190,000	188,936
Total Corporate Bonds & Notes (Cost $111,803,921)		108,040,440

Mortgage-Backed Securities—3.7%
Collateralized Mortgage Obligations — 2.1%
Adjustable Rate Mortgage Trust
4.953%, 1M TSFR + 0.614%, 01/25/36 (c)	58,980	54,414
4.993%, 1M TSFR + 0.654%, 11/25/35 (c)	1,945	1,940
Angel Oak Mortgage Trust
0.951%, 07/25/66 (144A) (c)	537,987	455,102
0.985%, 04/25/66 (144A) (c)	224,651	191,082
0.990%, 04/25/53 (144A) (c)	142,090	133,981
1.068%, 05/25/66 (144A) (c)	432,401	366,361
1.820%, 11/25/66 (144A) (c)	393,697	341,902
2.881%, 12/25/66 (144A) (k)	240,405	217,270
Arroyo Mortgage Trust
3.347%, 04/25/49 (144A) (c)	237,558	227,143
Bear Stearns ALT-A Trust
4.933%, 1M TSFR + 0.594%, 02/25/36 (c)	182,512	170,256
Bear Stearns ARM Trust
4.430%, 07/25/36 (c)	108,080	91,679
Bear Stearns Mortgage Funding Trust
4.813%, 1M TSFR + 0.474%, 10/25/36 (c)	63,639	56,492
4.853%, 1M TSFR + 0.514%, 02/25/37 (c)	261,475	245,613
BINOM Securitization Trust
2.034%, 06/25/56 (144A) (c)	259,991	226,490
BRAVO Residential Funding Trust
0.941%, 02/25/49 (144A) (c)	125,933	116,531
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
BRAVO Residential Funding Trust
0.970%, 03/25/60 (144A) (c)	93,947	$90,530
CHL Mortgage Pass-Through Trust
4.853%, 1M TSFR + 0.514%, 04/25/46 (c)	155,566	130,823
4.937%, 09/25/47 (c)	152,738	137,495
5.133%, 1M TSFR + 0.794%, 02/25/35 (c)	55,543	49,805
5.680%, 06/20/35 (c)	4,000	3,734
COLT Mortgage Loan Trust
0.910%, 06/25/66 (144A) (c)	368,055	308,020
0.956%, 09/27/66 (144A) (c)	686,426	548,891
4.301%, 03/25/67 (144A) (c)	148,540	143,826
Countrywide Alternative Loan Trust
4.903%, 1M TSFR + 0.564%, 03/01/38 (c)	111,350	82,788
4.993%, 1M TSFR + 0.654%, 01/25/36 (c)	52,928	47,234
5.253%, 1M TSFR + 0.914%, 12/25/35 (c)	57,508	48,645
5.500%, 11/25/35	309,272	165,561
6.175%, 12M MTA + 1.350%, 08/25/35 (c)	128,315	105,903
CSMC Trust
0.938%, 05/25/66 (144A) (c)	339,467	279,090
1.179%, 02/25/66 (144A) (c)	452,793	398,869
1.841%, 10/25/66 (144A) (c)	436,503	389,203
2.265%, 11/25/66 (144A) (c)	1,078,018	958,737
3.250%, 04/25/47 (144A) (c)	237,871	212,609
4.100%, 12/27/60 (144A) (c)	244,742	243,965
Deephaven Residential Mortgage Trust
0.899%, 04/25/66 (144A) (c)	144,765	126,315
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
4.753%, 1M TSFR + 0.414%, 12/25/36 (c)	111,558	101,246
Ellington Financial Mortgage Trust
0.931%, 06/25/66 (144A) (c)	162,112	132,149
2.206%, 01/25/67 (144A) (c)	494,411	425,709
GCAT Trust
1.036%, 05/25/66 (144A) (c)	325,068	271,840
1.091%, 05/25/66 (144A) (c)	422,432	359,155
1.262%, 07/25/66 (144A) (c)	861,253	707,552
1.915%, 08/25/66 (144A) (c)	285,336	260,210
GreenPoint Mortgage Funding Trust
6.225%, 12M MTA + 1.400%, 10/25/45 (c)	96,303	72,472
GSR Mortgage Loan Trust
4.743%, 01/25/36 (c)	126,030	110,031
4.753%, 1M TSFR + 0.414%, 01/25/37 (c)	409,549	91,438
6.000%, 07/25/37	126,074	80,673
Imperial Fund Mortgage Trust
3.638%, 03/25/67 (144A) (k)	1,033,167	948,507
IndyMac INDX Mortgage Loan Trust
3.862%, 10/25/35 (c)	7,854	7,473
JP Morgan Mortgage Trust
4.510%, 05/25/36 (c)	9,573	7,741
Legacy Mortgage Asset Trust
4.650%, 11/25/60 (144A) (k)	157,933	157,935
4.750%, 04/25/61 (144A) (k)	235,889	235,811
4.750%, 07/25/61 (144A) (k)	317,214	316,813
MASTR Adjustable Rate Mortgages Trust
4.024%, 09/25/33 (c)	34,571	32,755
6.415%, 11/21/34 (c)	26,273	24,739
See accompanying notes to financial statements.
BHFTII-165

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
MetLife Securitization Trust
3.750%, 03/25/57 (144A) (c)	249,471	$238,219
MFA Trust
1.029%, 11/25/64 (144A) (c)	229,054	200,303
1.153%, 04/25/65 (144A) (c)	156,215	144,264
Morgan Stanley Mortgage Loan Trust
4.693%, 05/25/36 (c)	109,426	44,353
New Residential Mortgage Loan Trust
0.941%, 10/25/58 (144A) (c)	111,261	104,373
2.492%, 09/25/59 (144A) (c)	65,135	61,078
3.500%, 08/25/59 (144A) (c)	227,983	211,840
3.750%, 11/26/35 (144A) (c)	219,614	208,239
3.828%, 09/25/57 (144A) (c)	322,283	299,252
4.000%, 03/25/57 (144A) (c)	414,853	396,206
4.000%, 05/25/57 (144A) (c)	235,450	223,121
5.203%, 1M TSFR + 0.864%, 01/25/48 (144A) (c)	249,689	244,985
NMLT Trust
1.185%, 05/25/56 (144A) (c)	674,788	566,452
OBX Trust
1.054%, 07/25/61 (144A) (c)	412,343	331,973
1.072%, 02/25/66 (144A) (c)	431,393	366,929
1.957%, 10/25/61 (144A) (c)	249,889	206,403
2.305%, 11/25/61 (144A) (c)	841,373	737,148
PRET LLC
5.925%, 10/25/54 (144A) (k)	162,189	162,368
PRPM LLC
4.793%, 06/25/26 (144A) (k)	413,792	411,950
4.793%, 07/25/26 (144A) (k)	322,500	321,949
4.867%, 04/25/26 (144A) (k)	417,515	416,601
5.363%, 10/25/26 (144A) (k)	685,164	683,293
5.699%, 11/25/29 (144A) (k)	149,126	149,141
5.870%, 11/25/29 (144A) (k)	501,324	502,611
6.363%, 11/25/25 (144A) (k)	96,392	96,672
RALI Trust
5.053%, 1M TSFR + 0.714%, 04/25/36 (c)	400,292	343,196
6.000%, 12/25/35	91,376	76,670
RFMSI Trust
4.496%, 08/25/35 (c)	39,487	16,589
STAR Trust
1.219%, 05/25/65 (144A) (c)	288,873	267,342
Starwood Mortgage Residential Trust
0.943%, 05/25/65 (144A) (c)	99,313	92,015
1.920%, 11/25/66 (144A) (c)	646,633	558,019
Structured Adjustable Rate Mortgage Loan Trust
4.753%, 1M TSFR + 0.414%, 09/25/34 (c)	28,051	25,155
Towd Point Mortgage Trust
2.918%, 11/30/60 (144A) (c)	1,138,551	958,298
Verus Securitization Trust
0.918%, 02/25/64 (144A) (c)	187,382	169,557
0.938%, 07/25/66 (144A) (c)	287,258	239,912
1.031%, 02/25/66 (144A) (c)	158,053	140,492
1.046%, 06/25/66 (144A) (c)	1,266,167	1,062,899
1.824%, 11/25/66 (144A) (c)	435,304	387,360
1.829%, 10/25/66 (144A) (k)	1,078,395	949,214
4.130%, 02/25/67 (144A) (k)	153,011	144,019
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust
4.219%, 06/25/37 (c)	57,981	$49,774
5.705%, 12M MTA + 0.880%, 10/25/46 (c)	107,231	89,915
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
5.053%, 1M TSFR + 0.714%, 07/25/36 (c)	46,907	33,860
Wells Fargo Mortgage-Backed Securities Trust
7.475%, 09/25/36 (c)	29,138	28,039
7.750%, 10/25/36 (c)	37,259	34,537
		24,709,133
Commercial Mortgage-Backed Securities — 1.6%
280 Park Avenue Mortgage Trust
6.902%, 1M TSFR + 2.419%, 09/15/34 (144A) (c)	460,000	433,441
Bank
0.579%, 11/15/62 (c) (d)	4,475,287	109,906
0.633%, 11/15/62 (c) (d)	2,221,591	60,815
0.683%, 12/15/52 (c) (d)	3,602,177	100,378
0.707%, 11/15/50 (c) (d)	6,686,932	110,710
0.753%, 11/15/54 (c) (d)	766,201	13,795
0.808%, 09/15/62 (c) (d)	3,977,143	123,527
0.882%, 05/15/62 (c) (d)	2,835,585	88,871
0.995%, 02/15/56 (c) (d)	1,358,909	78,747
1.148%, 10/15/57 (c) (d)	3,231,667	275,310
1.759%, 03/15/63 (c) (d)	4,846,859	380,763
3.688%, 02/15/61	1,700,000	1,635,518
Bank5
1.005%, 12/15/56 (c) (d)	880,924	29,655
BBCMS Mortgage Trust
0.984%, 04/15/53 (c) (d)	1,280,000	59,110
1.439%, 02/15/50 (c) (d)	4,603,000	106,479
1.625%, 02/15/57 (c) (d)	2,034,532	208,234
3.662%, 04/15/55 (c)	230,000	206,068
Benchmark Mortgage Trust
0.469%, 07/15/51 (c) (d)	3,764,096	47,046
0.529%, 01/15/51 (c) (d)	1,579,020	20,620
1.068%, 08/15/52 (c) (d)	1,867,777	59,572
1.221%, 03/15/62 (c) (d)	5,051,881	216,949
1.505%, 01/15/54 (c) (d)	2,344,062	165,719
1.783%, 07/15/53 (c) (d)	1,276,075	66,958
3.882%, 02/15/51 (c)	795,000	762,235
4.016%, 03/15/52	630,000	598,685
BOCA Commercial Mortgage Trust
6.737%, 1M TSFR + 2.340%, 08/15/41 (144A) (c)	905,000	905,847
BPR Trust
5.850%, 11/05/41 (144A) (c)	220,000	218,862
7.629%, 1M TSFR + 3.232%, 08/15/39 (144A) (c)	575,000	574,825
BX Trust
6.848%, 1M TSFR + 2.451%, 08/15/39 (144A) (c)	301,460	302,870
7.436%, 1M TSFR + 3.039%, 03/15/41 (144A) (c)	86,000	86,186
CAMB Commercial Mortgage Trust
7.245%, 1M TSFR + 2.847%, 12/15/37 (144A) (c)	665,000	660,425
Citigroup Commercial Mortgage Trust
1.008%, 04/10/48 (c) (d)	2,116,861	21
COMM Mortgage Trust
1.144%, 10/15/45 (c) (d)	68,890	823
See accompanying notes to financial statements.
BHFTII-166

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
COMM Mortgage Trust
2.819%, 01/10/39 (144A)	205,000	$188,165
3.896%, 01/10/39 (144A) (c)	210,000	183,116
Credit Suisse First Boston Mortgage Securities Corp.
4.877%, 04/15/37	116	116
CSAIL Commercial Mortgage Trust
0.668%, 06/15/57 (c) (d)	8,078,709	6,946
0.857%, 11/15/48 (c) (d)	613,087	2,736
1.853%, 01/15/49 (c) (d)	1,416,767	19,464
DBJPM Mortgage Trust
1.700%, 09/15/53 (c) (d)	990,967	44,791
DC Trust
5.727%, 04/13/40 (144A) (c)	200,000	201,294
7.036%, 04/13/40 (144A) (c)	100,000	101,192
FS Trust
6.488%, 1M TSFR + 2.091%, 08/15/39 (144A) (c)	100,000	100,281
GS Mortgage Securities Corp. II
5.697%, 03/10/41 (144A) (c)	615,000	608,458
GS Mortgage Securities Corp. Trust
2.954%, 11/05/34 (144A)	1,195,515	990,175
GS Mortgage Securities Trust
0.366%, 07/10/46 (c) (d)	437,803	4
4.743%, 08/10/44 (144A) (c) (d)	93,386	55
4.934%, 04/10/47 (144A) (c)	421,315	330,733
HIH Trust
6.738%, 1M TSFR + 2.341%, 10/15/41 (144A) (c)	195,000	195,609
HTL Commercial Mortgage Trust
6.555%, 05/10/39 (144A) (c)	280,000	283,231
7.088%, 05/10/39 (144A) (c)	150,000	152,674
JP Morgan Chase Commercial Mortgage Securities Trust
2.733%, 10/15/45 (144A) (c)	224,195	197,953
2.812%, 01/16/37 (144A)	305,000	271,465
3.567%, 12/15/47 (144A) (c)	130,000	81,824
JPMBB Commercial Mortgage Securities Trust
0.366%, 09/15/47 (c) (d)	432,876	4
Morgan Stanley Bank of America Merrill Lynch Trust
0.952%, 10/15/48 (c) (d)	682,921	851
Morgan Stanley Capital I Trust
1.297%, 06/15/50 (c) (d)	1,361,436	27,109
3.912%, 09/09/32 (144A)	1,140,000	1,000,350
4.942%, 07/15/49 (144A) (c)	265,000	232,639
5.237%, 10/12/52 (144A) (c)	13,985	5,383
NJ Trust
6.481%, 01/06/29 (144A) (c)	480,000	499,510
ROCK Trust
5.930%, 11/13/41 (144A)	160,000	160,151
SG Commercial Mortgage Securities Trust
2.632%, 03/15/37 (144A)	1,230,000	1,147,811
SHR Trust
6.847%, 1M TSFR + 2.450%, 10/15/41 (144A) (c)	1,445,000	1,453,943
TYSN Mortgage Trust
6.580%, 12/10/33 (144A) (c)	895,000	933,269
UBS Commercial Mortgage Trust
1.060%, 08/15/50 (c) (d)	665,342	14,160
Wells Fargo Commercial Mortgage Trust
0.864%, 09/15/57 (c) (d)	4,352,176	14,486
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
0.950%, 05/15/48 (c) (d)	1,937,707	$959
2.942%, 10/15/49	890,000	861,076
4.069%, 05/15/48 (c)	80,000	73,705
WFRBS Commercial Mortgage Trust
5.000%, 06/15/44 (144A) (c)	105,000	75,600
		19,170,258
Total Mortgage-Backed Securities (Cost $51,497,934)		43,879,391

Asset-Backed Securities—3.1%
Asset-Backed - Automobile — 0.6%
American Credit Acceptance Receivables Trust
6.090%, 11/12/27 (144A)	310,330	311,007
ARI Fleet Lease Trust
5.410%, 02/17/32 (144A)	317,124	318,229
Avis Budget Rental Car Funding AESOP LLC
5.360%, 06/20/30 (144A)	315,000	319,369
5.580%, 12/20/30 (144A)	170,000	169,988
5.900%, 08/21/28 (144A)	375,000	382,941
Carvana Auto Receivables Trust
4.130%, 04/12/27	364,930	364,235
CPS Auto Receivables Trust
5.910%, 08/16/27 (144A)	197,773	198,198
Credit Acceptance Auto Loan Trust
4.680%, 09/15/34 (144A)	640,000	635,684
5.680%, 03/15/34 (144A)	385,000	389,953
DT Auto Owner Trust
5.190%, 10/16/28 (144A)	243,606	243,768
5.410%, 02/15/29 (144A)	280,000	280,661
Enterprise Fleet Financing LLC
5.160%, 09/20/30 (144A)	160,000	161,709
Exeter Automobile Receivables Trust
6.110%, 09/15/27	125,010	125,405
Flagship Credit Auto Trust
4.690%, 07/17/28 (144A)	503,000	502,231
5.050%, 01/18/28 (144A)	140,000	140,196
GLS Auto Receivables Issuer Trust
4.890%, 04/16/29 (144A)	380,000	379,169
Hertz Vehicle Financing III LLC
5.940%, 02/25/28 (144A)	990,000	1,005,824
Santander Drive Auto Receivables Trust
4.980%, 02/15/28	278,488	278,706
5.610%, 07/17/28	495,000	499,532
SFS Auto Receivables Securitization Trust
5.710%, 01/22/30 (144A)	245,000	249,898
Westlake Automobile Receivables Trust
5.410%, 01/18/28 (144A)	160,000	160,547
World Omni Auto Receivables Trust
5.030%, 05/15/29	270,000	271,126
		7,388,376
See accompanying notes to financial statements.
BHFTII-167

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity — 0.1%
GSAA Home Equity Trust
4.553%, 1M TSFR + 0.214%, 12/25/46 (c)	41,529	$20,154
5.053%, 1M TSFR + 0.714%, 03/25/36 (c)	483,715	234,368
5.985%, 06/25/36 (c)	414,933	100,331
Renaissance Home Equity Loan Trust
6.120%, 11/25/36 (k)	239,171	86,161
Soundview Home Loan Trust
4.953%, 1M TSFR + 0.614%, 11/25/36 (c)	329,697	306,148
		747,162
Asset-Backed - Other — 2.3%
AASET Trust
3.351%, 01/16/40 (144A)	84,107	80,745
Affirm Asset Securitization Trust
6.610%, 01/18/28 (144A)	385,000	385,250
Aligned Data Centers Issuer LLC
6.000%, 08/17/48 (144A)	545,000	552,913
Benefit Street Partners CLO XXXI Ltd.
6.976%, 3M TSFR + 2.350%, 04/25/36 (144A) (c)	575,000	578,122
Blue Owl Asset Leasing Trust LLC
5.410%, 03/15/30 (144A)	100,000	99,952
Carlyle U.S. CLO Ltd.
6.146%, 3M TSFR + 1.520%, 04/25/37 (144A) (c)	455,000	458,525
CF Hippolyta Issuer LLC
1.530%, 03/15/61 (144A)	94,245	89,349
1.690%, 07/15/60 (144A)	224,107	218,967
1.990%, 07/15/60 (144A)	241,260	216,619
5.970%, 08/15/62 (144A)	142,661	142,604
Cirrus Funding Ltd.
4.800%, 01/25/37 (144A)	845,446	842,276
Commercial Equipment Finance LLC
5.970%, 07/16/29 (144A)	356,479	360,232
DLLAA LLC
5.640%, 02/22/28 (144A)	285,000	289,279
Domino's Pizza Master Issuer LLC
2.662%, 04/25/51 (144A)	505,700	459,358
3.668%, 10/25/49 (144A)	316,800	293,468
4.116%, 07/25/48 (144A)	663,250	659,294
Elmwood CLO 19 Ltd.
7.048%, 3M TSFR + 2.400%, 10/17/36 (144A) (c)	760,000	764,060
Elmwood CLO 23 Ltd.
6.897%, 3M TSFR + 2.250%, 04/16/36 (144A) (c)	530,000	532,106
Finance America Mortgage Loan Trust
5.503%, 1M TSFR + 1.164%, 09/25/33 (c)	35,664	35,150
FirstKey Homes Trust
4.145%, 05/19/39 (144A)	287,138	281,364
4.250%, 07/17/39 (144A)	1,181,324	1,157,480
GMACM Home Equity Loan Trust
4.953%, 1M TSFR + 0.614%, 10/25/34 (144A) (c)	6,557	6,217
Golub Capital Partners CLO 68B Ltd.
7.426%, 3M TSFR + 2.800%, 07/25/36 (144A) (c)	460,000	464,215
Invesco U.S. CLO Ltd.
6.917%, 3M TSFR + 2.300%, 04/21/36 (144A) (c)	345,000	346,326
Knollwood CDO Ltd.
11.200%, 3M TSFR + 3.200%, 01/10/39 (144A) (c)	969,571	97
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Madison Park Funding LXVII Ltd.
6.136%, 3M TSFR + 1.510%, 04/25/37 (144A) (c)	680,000	$685,038
MF1 Ltd.
6.116%, 1M TSFR + 1.750%, 02/19/37 (144A) (c)	685,000	673,538
Morgan Stanley ABS Capital I, Inc. Trust
4.753%, 1M TSFR + 0.414%, 06/25/36 (c)	7,027	5,902
New Economy Assets - Phase 1 Sponsor LLC
1.910%, 10/20/61 (144A)	665,000	613,146
NRZ Excess Spread-Collateralized Notes
3.844%, 12/25/25 (144A)	55,113	54,200
Octagon 61 Ltd.
6.967%, 3M TSFR + 2.350%, 04/20/36 (144A) (c)	745,000	746,290
PRET LLC
5.963%, 09/25/54 (144A) (k)	118,460	117,455
5.981%, 01/25/52 (144A) (k)	605,704	605,290
Pretium Mortgage Credit Partners LLC
4.992%, 02/25/61 (144A) (k)	555,925	554,504
Progress Residential Trust
1.510%, 10/17/38 (144A)	796,693	755,938
3.200%, 04/17/39 (144A)	271,493	260,198
4.438%, 05/17/41 (144A)	757,618	735,841
4.451%, 06/17/39 (144A)	208,863	206,155
4.750%, 10/27/39 (144A)	344,966	342,206
Retained Vantage Data Centers Issuer LLC
5.000%, 09/15/48 (144A)	845,000	831,451
RR 23 Ltd.
7.306%, 3M TSFR + 2.650%, 10/15/35 (144A) (c)	1,110,000	1,115,284
RR 26 Ltd.
6.906%, 3M TSFR + 2.250%, 04/15/38 (144A) (c)	520,000	520,667
Sabey Data Center Issuer LLC
6.000%, 04/20/49 (144A)	135,000	136,646
Sapphire Aviation Finance II Ltd.
3.228%, 03/15/40 (144A)	145,177	136,470
SCF Equipment Leasing LLC
5.560%, 04/20/32 (144A)	275,000	279,021
Sound Point CLO XXIX Ltd.
5.958%, 3M TSFR + 1.332%, 04/25/34 (144A) (c)	1,300,000	1,300,012
Stack Infrastructure Issuer LLC
5.900%, 07/25/48 (144A)	480,000	485,760
5.900%, 03/25/49 (144A)	265,000	269,378
Summit Issuer LLC
2.290%, 12/20/50 (144A)	320,000	311,016
Taco Bell Funding LLC
2.294%, 08/25/51 (144A)	1,889,347	1,675,578
Texas Debt Capital CLO Ltd.
6.917%, 3M TSFR + 2.300%, 04/20/36 (144A) (c)	635,000	636,006
Tricon Residential Trust
4.849%, 07/17/40 (144A)	770,106	763,276
Vantage Data Centers Issuer LLC
5.100%, 09/15/54 (144A)	995,000	976,493
VB-S1 Issuer LLC
5.590%, 05/15/54 (144A)	550,000	550,810
Venture 42 CLO Ltd.
6.048%, 3M TSFR + 1.392%, 04/15/34 (144A) (c)	1,300,000	1,301,625
VOLT XCIV LLC
5.240%, 02/27/51 (144A) (k)	170,948	170,736
See accompanying notes to financial statements.
BHFTII-168

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Wendy's Funding LLC
3.884%, 03/15/48 (144A)	404,484	$387,518
Wingstop Funding LLC
2.841%, 12/05/50 (144A)	315,200	294,691
5.858%, 12/05/54 (144A)	235,000	235,483
		28,047,590
Asset-Backed - Student Loan — 0.1%
Navient Private Education Refi Loan Trust
1.110%, 02/18/70 (144A)	384,810	336,006
5.510%, 10/15/71 (144A)	482,744	483,594
		819,600
Total Asset-Backed Securities (Cost $37,911,298)		37,002,728

Foreign Government—1.2%
Banks — 0.0%
Bank Gospodarstwa Krajowego
5.375%, 05/22/33 (144A)	200,000	195,232
Sovereign — 1.2%
Bermuda Government International Bonds
2.375%, 08/20/30 (144A)	200,000	169,700
5.000%, 07/15/32 (144A)	405,000	390,015
Brazil Notas do Tesouro Nacional
10.000%, 01/01/31 (BRL)	11,104,000	1,432,188
Bulgaria Government International Bonds
1.375%, 09/23/50 (EUR)	225,000	142,209
4.875%, 05/13/36 (EUR)	315,000	357,883
Chile Government International Bonds
1.250%, 01/22/51 (EUR)	250,000	147,570
Colombia Government International Bonds
5.000%, 06/15/45	800,000	539,200
7.750%, 11/07/36	425,000	415,607
8.375%, 11/07/54	200,000	193,730
Costa Rica Government International Bonds
6.550%, 04/03/34 (144A)	280,000	284,340
Hungary Government International Bonds
1.625%, 04/28/32 (EUR)	1,025,000	908,504
6.125%, 05/22/28 (144A)	280,000	284,631
Indonesia Government International Bonds
1.100%, 03/12/33 (EUR)	800,000	678,873
Ivory Coast Government International Bonds
4.875%, 01/30/32 (EUR)	460,000	418,716
Mexico Government International Bonds
3.500%, 02/12/34	200,000	159,103
4.750%, 03/08/44	80,000	60,701
6.000%, 05/07/36	1,605,000	1,510,357
6.338%, 05/04/53	200,000	177,963
6.400%, 05/07/54	200,000	179,097
North Macedonia Government International Bonds
2.750%, 01/18/25 (EUR)	425,000	438,448
3.675%, 06/03/26 (144A) (EUR)	515,000	525,496
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Panama Government International Bonds
2.252%, 09/29/32	200,000	$139,638
6.875%, 01/31/36	200,000	187,586
Peru Government International Bonds
3.000%, 01/15/34	130,000	104,325
5.375%, 02/08/35	340,000	326,460
5.875%, 08/08/54	235,000	223,917
Philippines Government International Bonds
1.200%, 04/28/33 (EUR)	515,000	442,774
1.750%, 04/28/41 (EUR)	300,000	223,243
Romania Government International Bonds
2.625%, 12/02/40 (144A) (EUR)	635,000	419,364
2.750%, 04/14/41 (EUR)	1,810,000	1,211,821
5.875%, 01/30/29 (144A)	190,000	185,008
Saudi Government International Bonds
2.000%, 07/09/39 (EUR)	285,000	230,349
5.750%, 01/16/54 (144A)	360,000	336,204
Uruguay Government International Bonds
4.375%, 01/23/31	240,000	232,560
		13,677,580
Total Foreign Government (Cost $17,216,975)		13,872,812

Municipals—0.4%
Chicago Board of Education, General Obligation Unlimited
6.138%, 12/01/39	325,000	300,925
6.319%, 11/01/29	315,000	311,593
Metropolitan Transportation Authority
4.750%, 11/15/45	505,000	515,647
5.175%, 11/15/49	55,000	47,237
Municipal Electric Authority of Georgia
6.637%, 04/01/57	187,000	199,525
New York Transportation Development Corp.
4.248%, 09/01/35	870,000	832,822
Philadelphia Authority for Industrial Development
6.550%, 10/15/28	1,235,000	1,301,771
State Board of Administration Finance Corp.
1.258%, 07/01/25	975,000	958,737
State of California, General Obligation Unlimited
7.300%, 10/01/39	180,000	204,949
Texas Natural Gas Securitization Finance Corp.
5.102%, 04/01/35	551,509	552,666
Total Municipals (Cost $5,453,929)		5,225,872

Floating Rate Loan (l)—0.0%
Oil & Gas — 0.0%
Paragon Offshore Finance Co.
Term Loan B, 07/18/22 (m) (n) (o) (Cost $587)	587	0
See accompanying notes to financial statements.
BHFTII-169

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—1.2%

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $14,161,823; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $14,442,639	14,159,266	$14,159,266
Total Short-Term Investments (Cost $14,159,266)		14,159,266

Securities Lending Reinvestments (p)—2.1%
Repurchase Agreements—0.7%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $200,049; collateralized by various Common Stock with an aggregate market value of $222,702	200,000	200,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $1,000,248; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $1,025,484; collateralized by various Common Stock with an aggregate market value of $1,100,000	1,000,000	1,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $2,287,281; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $2,332,457	2,286,722	2,286,722
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $1,100,954; collateralized by various Common Stock with an aggregate market value of $1,226,918	1,100,000	1,100,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $3,000,742; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $3,060,004	3,000,000	3,000,000
		8,586,722

Mutual Funds—1.4%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (q)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (q)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (q)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (q)	3,000,000	3,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (q)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (q)	2,000,000	2,000,000
Security Description	Shares	Value
Mutual Funds—(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (q)	3,000,000	$3,000,000
		17,000,000
Total Securities Lending Reinvestments (Cost $25,586,722)		25,586,722
Total Investments—107.5% (Cost $1,194,826,816)		1,278,469,967
Other assets and liabilities (net)—(7.5)%		(89,625,797)
Net Assets—100.0%		$1,188,844,170

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $38,518,882 and the collateral received consisted of cash in the amount of $25,586,722 and non-cash collateral with a value of $13,904,147. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(d)	Interest only security.
(e)	Principal only security.
(f)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(g)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2024, the market value of securities pledged was $306,828.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2024, the market value of securities pledged was $1,298,119.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $1,820,317.
(j)	Principal amount of security is adjusted for inflation.
(k)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(l)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(o)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e.
See accompanying notes to financial statements.
BHFTII-170

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Level 3.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(q)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$123,237,081, which is 10.4% of net assets.

TBA Forward Sale Commitments
Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Government National Mortgage Association, TBA	3.000%	TBA	$(540,000)	$(476,623)	$(468,197)
Government National Mortgage Association, TBA	3.500%	TBA	(2,949,000)	(2,662,996)	(2,635,792)
Government National Mortgage Association, TBA	5.000%	TBA	(800,000)	(783,032)	(776,031)
Uniform Mortgage-Backed Security, TBA	1.500%	TBA	(75,000)	(57,258)	(55,400)
Uniform Mortgage-Backed Security, TBA	2.000%	TBA	(334,000)	(388,348)	(406,782)
Uniform Mortgage-Backed Security, TBA	2.500%	TBA	(3,645,000)	(3,059,379)	(2,968,397)
Uniform Mortgage-Backed Security, TBA	3.000%	TBA	(2,704,000)	(2,389,688)	(2,320,619)
Uniform Mortgage-Backed Security, TBA	3.500%	TBA	(150,000)	(136,799)	(132,662)
Uniform Mortgage-Backed Security, TBA	4.000%	TBA	(7,550,000)	(6,985,610)	(6,903,557)
Uniform Mortgage-Backed Security, TBA	4.500%	TBA	(3,322,000)	(3,193,345)	(3,159,495)
Totals				$(20,133,078)	$(19,826,932)
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,782,231,822	$639,019,723	$1 ,745,986,847	$802,365,629
The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $2,528,699 in sales of investments, which are included above, and resulted in a net realized gain of $736,055.
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2024 were as follows:
Purchases	Sales
$1,663,781,949	$1,680,376,485
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,286,540)	$—	$—	$—	$(22,286,540)
Corporate Bonds & Notes	(3,300,182)	—	—	—	(3,300,182)
Total Borrowings	$(25,586,722)	$—	$—	$—	$(25,586,722)
Gross amount of recognized liabilities for securities lending transactions					$(25,586,722)
See accompanying notes to financial statements.
BHFTII-171

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	10,580,000	GSI	03/19/25	USD	1,734,967	$44,615
EUR	7,394,000	DBAG	03/19/25	USD	7,810,339	125,780
Net Unrealized Appreciation						$170,395
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/17/25	255	AUD	28,783,209	$(247,852)
S&P 500 Index E-Mini Futures	03/21/25	5	USD	1,483,938	(22,762)
U.S. Treasury Note Ultra 10 Year Futures	03/20/25	6	USD	667,875	(7,884)
U.S. Treasury Ultra Long Bond Futures	03/20/25	60	USD	7,134,375	(389,503)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/20/25	(74)	CAD	(9,073,140)	(114,280)
Euro-Bund Futures	03/06/25	(20)	EUR	(2,668,800)	71,571
Euro-Buxl 30 Year Bond Futures	03/06/25	(11)	EUR	(1,459,480)	92,742
Euro-OAT Futures	03/06/25	(44)	EUR	(5,429,600)	133,748
U.S. Treasury Long Bond Futures	03/20/25	(41)	USD	(4,667,594)	109,408
U.S. Treasury Note 2 Year Futures	03/31/25	(23)	USD	(4,729,016)	6,252
U.S. Treasury Note 5 Year Futures	03/31/25	(52)	USD	(5,527,844)	64,918
U.S. Treasury Note 10 Year Futures	03/20/25	(193)	USD	(20,988,750)	181,437
Net Unrealized Depreciation					$(122,205)
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	2.880%	Annually	03/15/53	USD	1,610,000	$293,492	$17,617	$275,875
Receive	12M SOFR	Annually	2.970%	Annually	03/15/53	USD	2,325,000	388,809	4,499	384,310
Receive	12M SOFR	Annually	3.250%	Annually	06/21/53	USD	860,000	103,396	(8,404)	111,800
Receive	12M SOFR	Annually	3.590%	Annually	09/20/53	USD	2,955,000	184,677	12,641	172,036
Receive	12M SOFR	Annually	3.704%	Annually	05/31/29	USD	3,275,000	40,385	—	40,385
Receive	12M SOFR	Annually	3.830%	Annually	02/15/34	USD	1,625,000	29,527	—	29,527
Totals								$1,040,286	$26,353	$1,013,933
See accompanying notes to financial statements.
BHFTII-172

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity			Unrealized depreciation on futures contracts (a) (b)	$22,762
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$170,395
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,013,933
	Unrealized appreciation on futures contracts (a) (b)	660,076	Unrealized depreciation on futures contracts (a) (b)	759,519
Total		$1,844,404		$782,281

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
(c)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2024.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$125,780	$—	$—	$125,780
Goldman Sachs International	44,615	—	(40,000)	4,615
	$170,395	$—	$(40,000)	$130,395

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$2,338	$—	$—	$—	$2,338
Forward foreign currency transactions	—	—	—	788,768	788,768
Futures contracts	(97,032)	—	29,149	—	(67,883)
Swap contracts	(86,490)	(191,734)	—	—	(278,224)
Written options	—	121,606	—	—	121,606
	$(181,184)	$(70,128)	$29,149	$788,768	$566,605

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$274,045	$274,045
Futures contracts	(415,027)	—	(22,762)	—	(437,789)
Swap contracts	898,082	155,210	—	—	1,053,292
	$483,055	$155,210	$(22,762)	$274,045	$889,548
See accompanying notes to financial statements.
BHFTII-173

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Schedule of Investments as of December 31, 2024
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$10,839,310
Futures contracts long	67,588,024
Futures contracts short	(54,553,806)
Swap contracts	13,286,690
Written options	(70,990,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$719,614,971	$—	$—	$719,614,971
Total U.S. Treasury & Government Agencies*	—	311,087,765	—	311,087,765
Total Corporate Bonds & Notes*	—	108,040,440	—	108,040,440
Total Mortgage-Backed Securities*	—	43,879,391	—	43,879,391
Total Asset-Backed Securities*	—	37,002,728	—	37,002,728
Total Foreign Government*	—	13,872,812	—	13,872,812
Total Municipals*	—	5,225,872	—	5,225,872
Total Floating Rate Loans*	—	—	0	0
Total Short-Term Investments*	—	14,159,266	—	14,159,266
Securities Lending Reinvestments
Repurchase Agreements	—	8,586,722	—	8,586,722
Mutual Funds	17,000,000	—	—	17,000,000
Total Securities Lending Reinvestments	17,000,000	8,586,722	—	25,586,722
Total Investments	$736,614,971	$541,854,996	$0	$1,278,469,967
Collateral for Securities Loaned (Liability)	$—	$(25,586,722)	$—	$(25,586,722)
TBA Forward Sales Commitments (Liability)	$—	$(19,826,932)	$—	$(19,826,932)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$170,395	$—	$170,395
Total Forward Contracts	$—	$170,395	$—	$170,395
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$660,076	$—	$—	$660,076
Futures Contracts (Unrealized Depreciation)	(782,281)	—	—	(782,281)
Total Futures Contracts	$(122,205)	$—	$—	$(122,205)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,013,933	$—	$1,013,933

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,199,903,518
Gross unrealized appreciation	153,496,566
Gross unrealized (depreciation)	(74,164,036)
Net unrealized appreciation (depreciation)	$79,332,530
See accompanying notes to financial statements.
BHFTII-174

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,278,469,967
Cash	1,051
Cash denominated in foreign currencies (c)	104,110
Unrealized appreciation on forward foreign currency exchange contracts	170,395
Receivable for:
Investments sold	184,220
TBA securities sold (d)	23,823,337
Fund shares sold	158,490
Principal paydowns	50
Dividends and interest	4,079,950
Variation margin on futures contracts	221,941
Variation margin on centrally cleared swap contracts	14,960
Prepaid expenses	4,162
Total Assets	1,307,232,633
Liabilities
TBA Forward sale commitments, at value	19,826,932
Collateral for securities loaned	25,586,722
Cash collateral for forward foreign currency exchange contracts	40,000
Payable for:
Investments purchased	3,606,699
TBA securities purchased (d)	68,177,028
Fund shares redeemed	172,953
Accrued Expenses:
Management fees	445,877
Distribution and service fees	13,157
Deferred trustees’ fees	211,939
Other expenses	307,156
Total Liabilities	118,388,463
Net Assets	$1,188,844,170
Net Assets Consist of:
Paid in surplus	$952,244,411
Distributable earnings (Accumulated losses)	236,599,759
Net Assets	$1,188,844,170
Net Assets
Class A	$1,119,868,963
Class B	48,482,045
Class E	20,493,162
Capital Shares Outstanding*
Class A	57,492,675
Class B	2,513,807
Class E	1,055,700
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.48
Class B	19.29
Class E	19.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,194,826,816.
(b)	Includes securities loaned at value of $38,518,882.
(c)	Identified cost of cash denominated in foreign currencies was $105,251.
(d)	Included within TBA securities sold is $22,684,309 related to TBA forward sale commitments and included within TBA securities purchased is $2,551,985 related to TBA forward sale commitments.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$7,306,890
Interest (b)	21,231,924
Securities lending income	97,959
Total investment income	28,636,773
Expenses
Management fees	5,531,935
Administration fees	73,721
Custodian and accounting fees	230,291
Distribution and service fees—Class B	123,368
Distribution and service fees—Class E	33,210
Audit and tax services	113,508
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	99,755
Insurance	10,113
Miscellaneous	26,292
Total expenses	6,361,976
Less management fee waiver	(333,726)
Less broker commission recapture	(7,819)
Net expenses	6,020,431
Net Investment Income	22,616,342
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	135,213,424
Purchased options	2,338
Futures contracts	(67,883)
Written options	121,606
Swap contracts	(278,224)
Foreign currency transactions	(33,007)
Forward foreign currency transactions	788,768
Net realized gain (loss)	135,747,022
Net change in unrealized appreciation (depreciation) on:
Investments	(5,052,476)
Futures contracts	(437,789)
Swap contracts	1,053,292
Foreign currency transactions	(34,063)
Forward foreign currency transactions	274,045
Net change in unrealized appreciation (depreciation)	(4,196,991)
Net realized and unrealized gain (loss)	131,550,031
Net Increase (Decrease) in Net Assets From Operations	$154,166,373

(a)	Net of foreign withholding taxes of $21,973.
(b)	Net of foreign withholding taxes of $1,167.
See accompanying notes to financial statements.
BHFTII-175

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,616,342	$21,586,380
Net realized gain (loss)	135,747,022	46,162,879
Net change in unrealized appreciation (depreciation)	(4,196,991)	119,157,199
Increase (decrease) in net assets from operations	154,166,373	186,906,458
From Distributions to Shareholders
Class A	(56,610,273)	(30,612,057)
Class B	(2,393,952)	(1,269,142)
Class E	(1,104,022)	(628,425)
Total distributions	(60,108,247)	(32,509,624)
Increase (decrease) in net assets from capital share transactions	(68,316,721)	(78,870,938)
Total increase (decrease) in net assets	25,741,405	75,525,896
Net Assets
Beginning of period	1,163,102,765	1,087,576,869
End of period	$1,188,844,170	$1,163,102,765

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	738,482	$14,084,342	435,190	$7,319,959
Reinvestments	3,041,928	56,610,273	1,838,562	30,612,057
Redemptions	(6,877,809)	(130,686,717)	(6,583,236)	(110,059,334)
Net increase (decrease)	(3,097,399)	$(59,992,102)	(4,309,484)	$(72,127,318)
Class B
Sales	129,138	$2,420,789	59,338	$1,001,624
Reinvestments	129,753	2,393,952	76,825	1,269,142
Redemptions	(489,678)	(9,209,942)	(389,599)	(6,448,657)
Net increase (decrease)	(230,787)	$(4,395,201)	(253,436)	$(4,177,891)
Class E
Sales	33,359	$632,386	25,869	$435,118
Reinvestments	59,484	1,104,022	37,834	628,425
Redemptions	(300,017)	(5,665,826)	(219,167)	(3,629,272)
Net increase (decrease)	(207,174)	$(3,929,418)	(155,464)	$(2,565,729)
Increase (decrease) derived from capital shares transactions		$(68,316,721)		$(78,870,938)
See accompanying notes to financial statements.
BHFTII-176

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$18.01	$15.70	$22.57	$22.09	$20.12
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.32	0.30	0.27	0.31
Net realized and unrealized gain (loss)	2.09	2.48	(4.19)	2.66	3.02
Total income (loss) from investment operations	2.45	2.80	(3.89)	2.93	3.33
Less Distributions
Distributions from net investment income	(0.36)	(0.36)	(0.34)	(0.43)	(0.46)
Distributions from net realized capital gains	(0.62)	(0.13)	(2.64)	(2.02)	(0.90)
Total distributions	(0.98)	(0.49)	(2.98)	(2.45)	(1.36)
Net Asset Value, End of Period	$19.48	$18.01	$15.70	$22.57	$22.09
Total Return (%) (b)	13.86	18.10	(17.08)	14.02	17.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.52	0.51	0.53
Net ratio of expenses to average net assets (%) (c) (d)	0.49	0.50	0.49	0.48	0.50
Ratio of net investment income (loss) to average net assets (%)	1.90	1.94	1.67	1.21	1.57
Portfolio turnover rate (%)	197 (e)	211 (e)	214 (e)	250 (e)	298 (e)
Net assets, end of period (in millions)	$1,119.9	$1,091.4	$1,018.8	$1,344.5	$1,280.5

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.85	$15.55	$22.37	$21.92	$19.97
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31	0.28	0.25	0.21	0.26
Net realized and unrealized gain (loss)	2.07	2.47	(4.15)	2.64	3.00
Total income (loss) from investment operations	2.38	2.75	(3.90)	2.85	3.26
Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.28)	(0.38)	(0.41)
Distributions from net realized capital gains	(0.62)	(0.13)	(2.64)	(2.02)	(0.90)
Total distributions	(0.94)	(0.45)	(2.92)	(2.40)	(1.31)
Net Asset Value, End of Period	$19.29	$17.85	$15.55	$22.37	$21.92
Total Return (%) (b)	13.54	17.88	(17.31)	13.73	17.45
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.77	0.76	0.78
Net ratio of expenses to average net assets (%) (c) (d)	0.74	0.75	0.74	0.73	0.75
Ratio of net investment income (loss) to average net assets (%)	1.66	1.69	1.41	0.96	1.32
Portfolio turnover rate (%)	197 (e)	211 (e)	214 (e)	250 (e)	298 (e)
Net assets, end of period (in millions)	$48.5	$49.0	$46.6	$67.4	$67.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-177

Brighthouse Funds Trust II
Brighthouse/Wellington Balanced Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.95	$15.65	$22.50	$22.03	$20.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.30	0.27	0.24	0.28
Net realized and unrealized gain (loss)	2.08	2.47	(4.18)	2.65	3.01
Total income (loss) from investment operations	2.41	2.77	(3.91)	2.89	3.29
Less Distributions
Distributions from net investment income	(0.33)	(0.34)	(0.30)	(0.40)	(0.43)
Distributions from net realized capital gains	(0.62)	(0.13)	(2.64)	(2.02)	(0.90)
Total distributions	(0.95)	(0.47)	(2.94)	(2.42)	(1.33)
Net Asset Value, End of Period	$19.41	$17.95	$15.65	$22.50	$22.03
Total Return (%) (b)	13.67	17.98	(17.26)	13.86	17.53
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.67	0.66	0.68
Net ratio of expenses to average net assets (%) (c) (d)	0.64	0.65	0.64	0.63	0.65
Ratio of net investment income (loss) to average net assets (%)	1.75	1.79	1.52	1.06	1.42
Portfolio turnover rate (%)	197 (e)	211 (e)	214 (e)	250 (e)	298 (e)
Net assets, end of period (in millions)	$20.5	$22.7	$22.2	$30.2	$30.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2024 through 2020 (see Note 5 of the Notes to
Financial Statements).

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 64%, 60%, 57%, 62%, and 77% for the years ended December 31,
2024, 2023, 2022, 2021, and 2020, respectively.

See accompanying notes to financial statements.
BHFTII-178

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 4.4%
General Dynamics Corp.	120,721	$31,808,776
Lockheed Martin Corp.	72,321	35,143,667
Northrop Grumman Corp.	135,169	63,433,460
		130,385,903
Air Freight & Logistics — 1.3%
United Parcel Service, Inc. - Class B	310,491	39,152,915
Beverages — 7.8%
Coca-Cola Co.	1,233,078	76,771,436
Diageo PLC	2,605,451	82,792,987
PepsiCo, Inc.	466,926	71,000,768
		230,565,191
Capital Markets — 1.3%
S&P Global, Inc.	77,003	38,349,804
Chemicals — 4.6%
Ecolab, Inc.	232,872	54,566,567
Linde PLC	194,459	81,414,150
		135,980,717
Consumer Finance — 1.9%
American Express Co.	186,169	55,253,098
Financial Services — 6.0%
Mastercard, Inc. - Class A	174,879	92,086,035
Visa, Inc. - Class A (a)	270,236	85,405,385
		177,491,420
Food Products — 0.9%
Nestle SA	319,139	26,169,271
Ground Transportation — 4.0%
Canadian National Railway Co.	597,406	60,665,313
Union Pacific Corp.	242,514	55,302,892
		115,968,205
Health Care Equipment & Supplies — 7.9%
Abbott Laboratories	702,292	79,436,248
Medtronic PLC	487,562	38,946,453
Stryker Corp.	313,209	112,770,900
		231,153,601
Health Care Providers & Services — 3.4%
UnitedHealth Group, Inc.	197,899	100,109,188
Hotels, Restaurants & Leisure — 3.8%
McDonald's Corp. (a)	385,806	111,841,301
Household Products — 4.7%
Colgate-Palmolive Co.	594,228	54,021,267
Procter & Gamble Co.	492,755	82,610,376
		136,631,643
Security Description	Shares	Value
Industrial Conglomerates — 3.0%
Honeywell International, Inc.	392,121	$88,576,213
Insurance — 4.6%
Chubb Ltd.	250,517	69,217,847
Marsh & McLennan Cos., Inc.	315,901	67,100,531
		136,318,378
Interactive Media & Services — 1.7%
Alphabet, Inc. - Class A	266,060	50,365,158
IT Services — 3.1%
Accenture PLC - Class A	260,101	91,500,931
Life Sciences Tools & Services — 3.1%
Danaher Corp.	397,951	91,349,652
Machinery — 1.4%
Deere & Co. (a)	97,775	41,427,267
Pharmaceuticals — 4.4%
Johnson & Johnson	405,755	58,680,288
Merck & Co., Inc.	335,739	33,399,316
Zoetis, Inc.	227,265	37,028,286
		129,107,890
Professional Services — 2.4%
Automatic Data Processing, Inc.	239,520	70,114,690
Semiconductors & Semiconductor Equipment — 2.7%
Texas Instruments, Inc.	424,896	79,672,249
Software — 5.6%
Intuit, Inc.	76,775	48,253,088
Microsoft Corp.	278,403	117,346,864
		165,599,952
Specialized REITs — 1.9%
American Tower Corp.	154,034	28,251,376
Public Storage	93,830	28,096,455
		56,347,831
Specialty Retail — 4.8%
Home Depot, Inc.	147,761	57,477,552
TJX Cos., Inc.	683,188	82,535,942
		140,013,494
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	523,904	131,196,040
Textiles, Apparel & Luxury Goods — 2.6%
NIKE, Inc. - Class B	1,003,656	75,946,650
Total Common Stocks (Cost $2,120,236,854)		2,876,588,652

See accompanying notes to financial statements.
BHFTII-179

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Escrow Shares—0.0%
Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper — 0.0%
Sino Forest Corp. (b) (c) (d) (Cost $0)	5,844,000	$0

Short-Term Investments—2.1%
Repurchase Agreement—2.1%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $61,028,794; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $62,238,172	61,017,777	61,017,777
Total Short-Term Investments (Cost $61,017,777)		61,017,777
Total Investments—99.9% (Cost $2,181,254,631)		2,937,606,429
Other assets and liabilities (net)—0.1%		2,003,640
Net Assets—100.0%		$2,939,610,069

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $81,762,074 and the collateral received consisted of non-cash collateral with a value of $83,294,884. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the
Statement of Assets and Liabilities.

(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Non-income producing security.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$458,181,390	$0	$866,139,608
The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio,that amounted to $4,813,719 in purchases of investments, which are included above.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$130,385,903	$—	$—	$130,385,903
Air Freight & Logistics	39,152,915	—	—	39,152,915
Beverages	147,772,204	82,792,987	—	230,565,191
Capital Markets	38,349,804	—	—	38,349,804
Chemicals	135,980,717	—	—	135,980,717
Consumer Finance	55,253,098	—	—	55,253,098
Financial Services	177,491,420	—	—	177,491,420
Food Products	—	26,169,271	—	26,169,271
Ground Transportation	115,968,205	—	—	115,968,205
Health Care Equipment & Supplies	231,153,601	—	—	231,153,601
Health Care Providers & Services	100,109,188	—	—	100,109,188
Hotels, Restaurants & Leisure	111,841,301	—	—	111,841,301
Household Products	136,631,643	—	—	136,631,643
Industrial Conglomerates	88,576,213	—	—	88,576,213
Insurance	136,318,378	—	—	136,318,378
See accompanying notes to financial statements.
BHFTII-180

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Interactive Media & Services	$50,365,158	$—	$—	$50,365,158
IT Services	91,500,931	—	—	91,500,931
Life Sciences Tools & Services	91,349,652	—	—	91,349,652
Machinery	41,427,267	—	—	41,427,267
Pharmaceuticals	129,107,890	—	—	129,107,890
Professional Services	70,114,690	—	—	70,114,690
Semiconductors & Semiconductor Equipment	79,672,249	—	—	79,672,249
Software	165,599,952	—	—	165,599,952
Specialized REITs	56,347,831	—	—	56,347,831
Specialty Retail	140,013,494	—	—	140,013,494
Technology Hardware, Storage & Peripherals	131,196,040	—	—	131,196,040
Textiles, Apparel & Luxury Goods	75,946,650	—	—	75,946,650
Total Common Stocks	2,767,626,394	108,962,258	—	2,876,588,652
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	61,017,777	—	61,017,777
Total Investments	$2,767,626,394	$169,980,035	$0	$2,937,606,429

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$2,183,651,729
Gross unrealized appreciation	802,407,818
Gross unrealized (depreciation)	(48,453,118)
Net unrealized appreciation (depreciation)	$753,954,700
See accompanying notes to financial statements.
BHFTII-181

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$2,937,606,429
Cash denominated in foreign currencies (c)	11,379
Receivable for:
Fund shares sold	1,474,166
Dividends and interest	3,192,485
Prepaid expenses	10,731
Total Assets	2,942,295,190
Liabilities
Payable for:
Fund shares redeemed	426,539
Accrued Expenses:
Management fees	1,434,110
Distribution and service fees	186,440
Deferred trustees’ fees	277,870
Other expenses	360,162
Total Liabilities	2,685,121
Net Assets	$2,939,610,069
Net Assets Consist of:
Paid in surplus	$1,790,160,296
Distributable earnings (Accumulated losses)	1,149,449,773
Net Assets	$2,939,610,069
Net Assets
Class A	$1,864,082,493
Class B	530,363,955
Class E	545,163,621
Capital Shares Outstanding*
Class A	63,287,349
Class B	18,473,708
Class E	18,863,394
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$29.45
Class B	28.71
Class E	28.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,181,254,631.
(b)	Includes securities loaned at value of $81,762,074.
(c)	Identified cost of cash denominated in foreign currencies was $11,446.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$56,742,613
Interest	2,204,098
Securities lending income	160,473
Total investment income	59,107,184
Expenses
Management fees	22,158,775
Administration fees	131,141
Custodian and accounting fees	134,605
Distribution and service fees—Class B	1,423,583
Distribution and service fees—Class E	870,649
Audit and tax services	50,507
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	171,066
Insurance	26,540
Miscellaneous	29,372
Total expenses	25,116,021
Less management fee waiver	(4,732,966)
Less broker commission recapture	(6,348)
Net expenses	20,376,707
Net Investment Income	38,730,477
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	357,098,870
Foreign currency transactions	(39,397)
Net realized gain (loss)	357,059,473
Net change in unrealized appreciation (depreciation) on:
Investments	(134,959,223)
Foreign currency transactions	(1,840)
Net change in unrealized appreciation (depreciation)	(134,961,063)
Net realized and unrealized gain (loss)	222,098,410
Net Increase (Decrease) in Net Assets From Operations	$260,828,887

(a)	Net of foreign withholding taxes of $222,073.
See accompanying notes to financial statements.
BHFTII-182

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$38,730,477	$42,858,799
Net realized gain (loss)	357,059,473	107,845,484
Net change in unrealized appreciation (depreciation)	(134,961,063)	69,767,955
Increase (decrease) in net assets from operations	260,828,887	220,472,238
From Distributions to Shareholders
Class A	(95,576,374)	(230,770,352)
Class B	(27,112,340)	(69,543,920)
Class E	(28,045,432)	(70,035,182)
Total distributions	(150,734,146)	(370,349,454)
Increase (decrease) in net assets from capital share transactions	(270,270,183)	89,219,065
Total increase (decrease) in net assets	(160,175,442)	(60,658,151)
Net Assets
Beginning of period	3,099,785,511	3,160,443,662
End of period	$2,939,610,069	$3,099,785,511

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	553,794	$16,400,567	1,016,680	$29,426,364
Reinvestments	3,364,181	95,576,374	8,617,265	230,770,352
Redemptions	(8,608,522)	(255,713,576)	(6,836,882)	(191,438,320)
Net increase (decrease)	(4,690,547)	$(143,736,635)	2,797,063	$68,758,396
Class B
Sales	542,293	$15,736,052	894,002	$25,148,132
Reinvestments	977,726	27,112,340	2,657,391	69,543,920
Redemptions	(3,798,180)	(110,244,921)	(2,925,607)	(80,340,878)
Net increase (decrease)	(2,278,161)	$(67,396,529)	625,786	$14,351,174
Class E
Sales	283,540	$8,238,498	348,068	$9,820,607
Reinvestments	1,005,213	28,045,432	2,660,911	70,035,182
Redemptions	(3,272,702)	(95,420,949)	(2,650,464)	(73,746,294)
Net increase (decrease)	(1,983,949)	$(59,137,019)	358,515	$6,109,495
Increase (decrease) derived from capital shares transactions		$(270,270,183)		$89,219,065
See accompanying notes to financial statements.
BHFTII-183

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$28.52	$30.09	$39.97	$34.36	$35.51
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.42	0.45	0.47	0.49
Net realized and unrealized gain (loss)	2.01	1.64	(3.09)	7.60	2.66
Total income (loss) from investment operations	2.40	2.06	(2.64)	8.07	3.15
Less Distributions
Distributions from net investment income	(0.43)	(0.43)	(0.54)	(0.53)	(0.56)
Distributions from net realized capital gains	(1.04)	(3.20)	(6.70)	(1.93)	(3.74)
Total distributions	(1.47)	(3.63)	(7.24)	(2.46)	(4.30)
Net Asset Value, End of Period	$29.45	$28.52	$30.09	$39.97	$34.36
Total Return (%) (b)	8.61	7.66	(5.08)	24.43	11.27
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.58	0.58	0.57	0.58
Ratio of net investment income (loss) to average net assets (%)	1.32	1.47	1.37	1.27	1.53
Portfolio turnover rate (%)	15	9	10	15	15
Net assets, end of period (in millions)	$1,864.1	$1,938.5	$1,961.3	$2,492.0	$2,492.1

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$27.83	$29.44	$39.25	$33.79	$34.99
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31	0.34	0.36	0.37	0.41
Net realized and unrealized gain (loss)	1.97	1.60	(3.03)	7.47	2.60
Total income (loss) from investment operations	2.28	1.94	(2.67)	7.84	3.01
Less Distributions
Distributions from net investment income	(0.36)	(0.35)	(0.44)	(0.45)	(0.47)
Distributions from net realized capital gains	(1.04)	(3.20)	(6.70)	(1.93)	(3.74)
Total distributions	(1.40)	(3.55)	(7.14)	(2.38)	(4.21)
Net Asset Value, End of Period	$28.71	$27.83	$29.44	$39.25	$33.79
Total Return (%) (b)	8.37	7.38	(5.31)	24.11	10.97
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.98	0.98	0.97	0.98
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.83	0.83	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	1.07	1.22	1.12	1.02	1.28
Portfolio turnover rate (%)	15	9	10	15	15
Net assets, end of period (in millions)	$530.4	$577.5	$592.5	$726.0	$679.8
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-184

Brighthouse Funds Trust II
Brighthouse/Wellington Core Equity Opportunities Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$28.01	$29.61	$39.44	$33.94	$35.13
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.37	0.40	0.41	0.44
Net realized and unrealized gain (loss)	1.98	1.61	(3.05)	7.50	2.62
Total income (loss) from investment operations	2.32	1.98	(2.65)	7.91	3.06
Less Distributions
Distributions from net investment income	(0.39)	(0.38)	(0.48)	(0.48)	(0.51)
Distributions from net realized capital gains	(1.04)	(3.20)	(6.70)	(1.93)	(3.74)
Total distributions	(1.43)	(3.58)	(7.18)	(2.41)	(4.25)
Net Asset Value, End of Period	$28.90	$28.01	$29.61	$39.44	$33.94
Total Return (%) (b)	8.46	7.49	(5.21)	24.23	11.08
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.88	0.88	0.87	0.88
Net ratio of expenses to average net assets (%) (c) (d)	0.73	0.73	0.73	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.17	1.32	1.22	1.12	1.38
Portfolio turnover rate (%)	15	9	10	15	15
Net assets, end of period (in millions)	$545.2	$583.8	$606.6	$765.8	$712.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2024 through 2020 (see Note 5 of the Notes to
Financial Statements).

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-185

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.6%
BWX Technologies, Inc.	52,764	$5,877,382
L3Harris Technologies, Inc.	53,186	11,183,952
		17,061,334
Automobile Components — 2.1%
BorgWarner, Inc. (a)	243,314	7,734,952
Mobileye Global, Inc. - Class A (a) (b)	228,930	4,560,286
Modine Manufacturing Co. (a) (b)	79,382	9,202,755
		21,497,993
Biotechnology — 3.4%
Alnylam Pharmaceuticals, Inc. (b)	25,855	6,083,940
Natera, Inc. (b)	160,631	25,427,888
United Therapeutics Corp. (b)	10,761	3,796,911
		35,308,739
Building Products — 1.3%
Builders FirstSource, Inc. (b)	61,692	8,817,638
Trex Co., Inc. (a) (b)	69,918	4,826,439
		13,644,077
Capital Markets — 6.3%
Carlyle Group, Inc.	281,936	14,234,949
Coinbase Global, Inc. - Class A (b)	54,367	13,499,326
KKR & Co., Inc.	150,111	22,202,918
MSCI, Inc.	18,849	11,309,588
Nasdaq, Inc.	63,092	4,877,643
		66,124,424
Commercial Services & Supplies — 2.3%
Cintas Corp.	45,799	8,367,477
Rollins, Inc.	168,879	7,827,542
Waste Connections, Inc.	46,198	7,926,653
		24,121,672
Communications Equipment — 2.1%
Arista Networks, Inc. (b)	194,339	21,480,290
Construction & Engineering — 1.2%
Quanta Services, Inc.	40,643	12,845,220
Construction Materials — 1.5%
Eagle Materials, Inc. (a)	63,844	15,754,145
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. (b)	104,387	11,571,299
Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp. - Class A	138,378	9,610,352
Cognex Corp.	57,679	2,068,369
		11,678,721
Financial Services — 3.8%
Apollo Global Management, Inc.	102,836	16,984,394
Security Description	Shares	Value
Financial Services—(Continued)
Block, Inc. (b)	271,112	$23,041,809
		40,026,203
Food Products — 0.7%
Lamb Weston Holdings, Inc. (a)	103,147	6,893,314
Ground Transportation — 4.0%
JB Hunt Transport Services, Inc.	37,984	6,482,349
Knight-Swift Transportation Holdings, Inc.	150,335	7,973,768
XPO, Inc. (b)	204,004	26,755,125
		41,211,242
Health Care Equipment & Supplies — 9.1%
Alcon AG	136,125	11,555,651
Align Technology, Inc. (b)	52,515	10,949,903
Dexcom, Inc. (b)	162,317	12,623,393
GE HealthCare Technologies, Inc.	72,969	5,704,716
Hologic, Inc. (b)	150,462	10,846,806
IDEXX Laboratories, Inc. (b)	22,109	9,140,745
Inspire Medical Systems, Inc. (a) (b)	64,610	11,977,402
ResMed, Inc.	47,528	10,869,178
STERIS PLC	52,936	10,881,524
		94,549,318
Health Care Technology — 1.8%
Veeva Systems, Inc. - Class A (b)	87,327	18,360,502
Hotels, Restaurants & Leisure — 3.1%
Caesars Entertainment, Inc. (b)	235,888	7,883,377
Chipotle Mexican Grill, Inc. (b)	107,050	6,455,115
Domino's Pizza, Inc. (a)	17,130	7,190,489
DraftKings, Inc. - Class A (b)	304,392	11,323,382
		32,852,363
Industrial REITs — 0.7%
First Industrial Realty Trust, Inc.	149,435	7,491,177
Insurance — 1.2%
Aon PLC - Class A	35,570	12,775,321
Interactive Media & Services — 0.2%
Match Group, Inc. (b)	73,762	2,412,755
IT Services — 6.3%
Cognizant Technology Solutions Corp. - Class A	169,555	13,038,779
EPAM Systems, Inc. (b)	67,656	15,819,326
Gartner, Inc. (b)	11,818	5,725,466
MongoDB, Inc. (b)	41,081	9,564,068
Twilio, Inc. - Class A (b)	202,688	21,906,519
		66,054,158
Leisure Products — 1.2%
Mattel, Inc. (a) (b)	684,185	12,130,600
Life Sciences Tools & Services — 2.3%
Agilent Technologies, Inc.	68,641	9,221,232
See accompanying notes to financial statements.
BHFTII-186

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Life Sciences Tools & Services—(Continued)
Avantor, Inc. (b)	195,768	$4,124,832
Mettler-Toledo International, Inc. (b)	8,751	10,708,423
		24,054,487
Machinery — 0.4%
Stanley Black & Decker, Inc.	55,304	4,440,358
Media — 2.1%
Trade Desk, Inc. - Class A (a) (b)	186,851	21,960,598
Metals & Mining — 1.0%
ATI, Inc. (a) (b)	183,066	10,075,953
Oil, Gas & Consumable Fuels — 2.0%
Cheniere Energy, Inc.	44,727	9,610,490
Permian Resources Corp. (a)	806,442	11,596,636
		21,207,126
Professional Services — 2.8%
Equifax, Inc.	32,577	8,302,248
KBR, Inc.	131,021	7,590,047
TransUnion	148,314	13,750,191
		29,642,486
Real Estate Management & Development — 0.5%
CoStar Group, Inc. (b)	78,249	5,601,846
Semiconductors & Semiconductor Equipment — 5.2%
Entegris, Inc.	17,290	1,712,747
KLA Corp.	12,511	7,883,431
Lattice Semiconductor Corp. (a) (b)	172,041	9,746,123
Marvell Technology, Inc.	173,568	19,170,586
Monolithic Power Systems, Inc.	26,284	15,552,243
		54,065,130
Software — 16.6%
AppLovin Corp. - Class A (b)	89,310	28,921,257
Bill Holdings, Inc. (a) (b)	178,160	15,091,934
Crowdstrike Holdings, Inc. - Class A (b)	21,043	7,200,073
Datadog, Inc. - Class A (b)	65,985	9,428,597
Fair Isaac Corp. (b)	9,657	19,226,411
Fortinet, Inc. (b)	166,397	15,721,188
Guidewire Software, Inc. (a) (b)	87,345	14,724,620
HubSpot, Inc. (b)	24,035	16,746,867
Palantir Technologies, Inc. - Class A (b)	478,178	36,164,602
Zscaler, Inc. (a) (b)	54,758	9,878,891
		173,104,440
Specialty Retail — 4.1%
Burlington Stores, Inc. (b)	63,699	18,158,037
Lithia Motors, Inc.	30,481	10,894,824
Ross Stores, Inc.	80,727	12,211,573
Tractor Supply Co.	28,465	1,510,353
		42,774,787
Security Description	Shares/ Principal Amount*	Value
Textiles, Apparel & Luxury Goods — 1.2%
On Holding AG - Class A (b)	142,900	$7,826,633
Skechers USA, Inc. - Class A (b)	64,265	4,321,179
		12,147,812
Trading Companies & Distributors — 5.1%
Beacon Roofing Supply, Inc. (a) (b)	190,974	19,399,139
FTAI Aviation Ltd. (a)	236,130	34,012,165
		53,411,304
Total Common Stocks (Cost $819,036,958)		1,038,331,194

Short-Term Investments—0.9%
Repurchase Agreement—0.9%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $9,041,164; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $9,220,426	9,039,531	9,039,532
Total Short-Term Investments (Cost $9,039,531)		9,039,532

Securities Lending Reinvestments (c)—4.4%
Certificates of Deposit—0.3%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (d)	1,000,000	999,999
Cooperatieve Rabobank UA
4.800%, SOFR + 0.340%, 07/30/25 (d)	2,000,000	2,002,260
		3,002,259
Commercial Paper—0.1%
Macquarie Bank Ltd.
4.680%, SOFR + 0.220%, 02/13/25 (d)	1,000,000	1,000,059
Repurchase Agreements—2.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $700,173; collateralized by various Common Stock with an aggregate market value of $779,456	700,000	700,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $2,000,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.630%, due on 02/04/25 with a maturity value of $7,031,510; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.625%, maturity dates ranging from 10/15/26 - 11/15/54, and an aggregate market value of $7,140,001	7,000,000	7,000,000
See accompanying notes to financial statements.
BHFTII-187

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $3,463,567; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $3,531,975	3,462,720	$3,462,720
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $5,604,856; collateralized by various Common Stock with an aggregate market value of $6,246,126	5,600,000	5,600,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,000,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $1,020,001	1,000,000	1,000,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $2,000,492; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $2,040,502	2,000,000	2,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $2,770,927; collateralized by various Common Stock with an aggregate market value of $3,048,021	2,770,246	2,770,246
		24,532,966
Time Deposit—0.1%
First Abu Dhabi Bank USA NV
4.320%, 01/02/25	1,000,000	1,000,000

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (e)	3,000,000	3,000,000
Security Description	Shares	Value
Mutual Funds—(Continued)
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (e)	3,000,000	$3,000,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 4.380% (e)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (e)	2,000,000	2,000,000
		17,000,000
Total Securities Lending Reinvestments (Cost $46,532,966)		46,535,284
Total Investments—104.7% (Cost $874,609,455)		1,093,906,010
Other assets and liabilities (net)—(4.7)%		(49,246,537)
Net Assets—100.0%		$1,044,659,473

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $86,779,188 and the collateral received consisted of cash in the amount of
$46,532,966 and non-cash collateral with a value of $42,356,675. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(d)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$456,501,562	$0	$640,995,064
See accompanying notes to financial statements.
BHFTII-188

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(46,532,966)	$—	$—	$—	$(46,532,966)
Gross amount of recognized liabilities for securities lending transactions					$(46,532,966)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,038,331,194	$—	$—	$1,038,331,194
Total Short-Term Investments*	—	9,039,532	—	9,039,532
Securities Lending Reinvestments
Certificates of Deposit	—	3,002,259	—	3,002,259
Commercial Paper	—	1,000,059	—	1,000,059
Repurchase Agreements	—	24,532,966	—	24,532,966
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	17,000,000	—	—	17,000,000
Total Securities Lending Reinvestments	17,000,000	29,535,284	—	46,535,284
Total Investments	$1,055,331,194	$38,574,816	$—	$1,093,906,010
Collateral for Securities Loaned (Liability)	$—	$(46,532,966)	$—	$(46,532,966)

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$910,334,276
Gross unrealized appreciation	249,344,792
Gross unrealized (depreciation)	(65,773,058)
Net unrealized appreciation (depreciation)	$183,571,734
See accompanying notes to financial statements.
BHFTII-189

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,093,906,010
Receivable for:
Fund shares sold	13,345
Dividends and interest	173,282
Prepaid expenses	3,590
Total Assets	1,094,096,227
Liabilities
Collateral for securities loaned	46,532,966
Payable for:
Investments purchased	1,404,599
Fund shares redeemed	423,080
Accrued Expenses:
Management fees	626,020
Distribution and service fees	37,652
Deferred trustees’ fees	233,629
Other expenses	178,808
Total Liabilities	49,436,754
Net Assets	$1,044,659,473
Net Assets Consist of:
Paid in surplus	$787,898,669
Distributable earnings (Accumulated losses)	256,760,804
Net Assets	$1,044,659,473
Net Assets
Class A	$827,954,005
Class B	132,857,459
Class D	76,599,332
Class E	7,248,677
Capital Shares Outstanding*
Class A	28,067,236
Class B	6,025,297
Class D	2,755,143
Class E	265,474
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$29.50
Class B	22.05
Class D	27.80
Class E	27.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $874,609,455.
(b)	Includes securities loaned at value of $86,779,188.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$5,877,207
Interest	372,053
Securities lending income	237,283
Total investment income	6,486,543
Expenses
Management fees	7,699,625
Administration fees	58,327
Custodian and accounting fees	60,171
Distribution and service fees—Class B	347,412
Distribution and service fees—Class D	75,918
Distribution and service fees—Class E	10,898
Audit and tax services	50,508
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	97,928
Insurance	8,911
Miscellaneous	16,513
Total expenses	8,545,995
Less management fee waiver	(520,186)
Less broker commission recapture	(51,068)
Net expenses	7,974,741
Net Investment Loss	(1,488,198)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	110,144,582
Foreign currency transactions	(21)
Net realized gain (loss)	110,144,561
Net change in unrealized appreciation (depreciation) on investments	68,631,252
Net realized and unrealized gain (loss)	178,775,813
Net Increase (Decrease) in Net Assets From Operations	$177,287,615

(a)	Net of foreign withholding taxes of $13,170.
See accompanying notes to financial statements.
BHFTII-190

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,488,198)	$(869,244)
Net realized gain (loss)	110,144,561	(19,239,932)
Net change in unrealized appreciation (depreciation)	68,631,252	188,253,888
Increase (decrease) in net assets from operations	177,287,615	168,144,712
From Distributions to Shareholders
Class A	(2,045,395)	0
Class B	(115,000)	0
Class D	(122,961)	0
Class E	(8,377)	0
Total distributions	(2,291,733)	0
Increase (decrease) in net assets from capital share transactions	(178,362,867)	(97,833,269)
Total increase (decrease) in net assets	(3,366,985)	70,311,443
Net Assets
Beginning of period	1,048,026,458	977,715,015
End of period	$1,044,659,473	$1,048,026,458

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	211,814	$5,813,647	216,794	$4,963,276
Reinvestments	76,207	2,045,395	0	0
Redemptions	(5,095,463)	(144,440,027)	(3,741,680)	(87,300,033)
Net increase (decrease)	(4,807,442)	$(136,580,985)	(3,524,886)	$(82,336,757)
Class B
Sales	178,987	$3,630,265	456,919	$7,865,688
Reinvestments	5,724	115,000	0	0
Redemptions	(1,644,892)	(34,193,305)	(1,006,423)	(17,534,244)
Net increase (decrease)	(1,460,181)	$(30,448,040)	(549,504)	$(9,668,556)
Class D
Sales	83,534	$2,146,199	164,038	$3,619,059
Reinvestments	4,858	122,961	0	0
Redemptions	(483,778)	(12,429,288)	(393,342)	(8,576,555)
Net increase (decrease)	(395,386)	$(10,160,128)	(229,304)	$(4,957,496)
Class E
Sales	10,208	$261,716	13,965	$311,837
Reinvestments	337	8,377	0	0
Redemptions	(57,004)	(1,443,807)	(55,161)	(1,182,297)
Net increase (decrease)	(46,459)	$(1,173,714)	(41,196)	$(870,460)
Increase (decrease) derived from capital shares transactions		$(178,362,867)		$(97,833,269)
See accompanying notes to financial statements.
BHFTII-191

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$25.11	$21.28	$43.74	$44.02	$37.70
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.01)	(0.02)	(0.18)	(0.04)
Net realized and unrealized gain (loss)	4.49	3.84	(12.71)	6.16	10.57
Total income (loss) from investment operations	4.46	3.83	(12.73)	5.98	10.53
Less Distributions
Distributions from net investment income	(0.07)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(9.72)	(6.26)	(4.21)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00
Total distributions	(0.07)	0.00	(9.73)	(6.26)	(4.21)
Net Asset Value, End of Period	$29.50	$25.11	$21.28	$43.74	$44.02
Total Return (%) (b)	17.77	18.00	(28.15)	14.68	31.70
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.76	0.75	0.73	0.75
Net ratio of expenses to average net assets (%) (c)	0.71	0.71	0.70	0.71	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.05)	(0.08)	(0.40)	(0.10)
Portfolio turnover rate (%)	43	71	47	55	64
Net assets, end of period (in millions)	$828.0	$825.6	$774.6	$1,142.1	$1,114.0

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$18.79	$15.96	$36.41	$37.72	$32.99
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.05)	(0.07)	(0.24)	(0.11)
Net realized and unrealized gain (loss)	3.35	2.88	(10.65)	5.19	9.05
Total income (loss) from investment operations	3.28	2.83	(10.72)	4.95	8.94
Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(9.72)	(6.26)	(4.21)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00
Total distributions	(0.02)	0.00	(9.73)	(6.26)	(4.21)
Net Asset Value, End of Period	$22.05	$18.79	$15.96	$36.41	$37.72
Total Return (%) (b)	17.45	17.73	(28.33)	14.38	31.38
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.01	1.00	0.98	1.00
Net ratio of expenses to average net assets (%) (c)	0.96	0.96	0.95	0.96	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.35)	(0.30)	(0.33)	(0.65)	(0.35)
Portfolio turnover rate (%)	43	71	47	55	64
Net assets, end of period (in millions)	$132.9	$140.6	$128.2	$188.7	$188.5
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-192

Brighthouse Funds Trust II
Frontier Mid Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class D
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$23.67	$20.08	$42.10	$42.64	$36.68
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.03)	(0.05)	(0.21)	(0.07)
Net realized and unrealized gain (loss)	4.22	3.62	(12.24)	5.93	10.24
Total income (loss) from investment operations	4.17	3.59	(12.29)	5.72	10.17
Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(9.72)	(6.26)	(4.21)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00
Total distributions	(0.04)	0.00	(9.73)	(6.26)	(4.21)
Net Asset Value, End of Period	$27.80	$23.67	$20.08	$42.10	$42.64
Total Return (%) (b)	17.64	17.88	(28.21)	14.54	31.59
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.85	0.83	0.85
Net ratio of expenses to average net assets (%) (c)	0.81	0.81	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.20)	(0.14)	(0.18)	(0.50)	(0.20)
Portfolio turnover rate (%)	43	71	47	55	64
Net assets, end of period (in millions)	$76.6	$74.6	$67.9	$103.7	$99.8

	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$23.25	$19.73	$41.63	$42.25	$36.40
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.04)	(0.06)	(0.23)	(0.09)
Net realized and unrealized gain (loss)	4.14	3.56	(12.11)	5.87	10.15
Total income (loss) from investment operations	4.08	3.52	(12.17)	5.64	10.06
Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	(9.72)	(6.26)	(4.21)
Distributions from return of capital	0.00	0.00	(0.01)	0.00	0.00
Total distributions	(0.03)	0.00	(9.73)	(6.26)	(4.21)
Net Asset Value, End of Period	$27.30	$23.25	$19.73	$41.63	$42.25
Total Return (%) (b)	17.56	17.84	(28.25)	14.48	31.53
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	0.90	0.88	0.90
Net ratio of expenses to average net assets (%) (c)	0.86	0.86	0.85	0.86	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.25)	(0.19)	(0.23)	(0.55)	(0.25)
Portfolio turnover rate (%)	43	71	47	55	64
Net assets, end of period (in millions)	$7.2	$7.3	$7.0	$11.0	$11.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-193

Brighthouse Funds Trust II
Jennison Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.7%
Boeing Co. (a) (b)	271,569	$48,067,713
General Electric Co.	197,052	32,866,303
		80,934,016
Automobiles — 3.2%
Tesla, Inc. (b)	237,014	95,715,734
Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc. (b)	103,583	41,712,874
Broadline Retail — 9.9%
Amazon.com, Inc. (b)	1,225,356	268,830,853
MercadoLibre, Inc. (b)	14,404	24,493,138
		293,323,991
Capital Markets — 1.4%
Goldman Sachs Group, Inc.	24,758	14,176,926
Moody's Corp.	59,968	28,387,052
		42,563,978
Consumer Staples Distribution & Retail — 3.3%
Costco Wholesale Corp.	62,299	57,082,705
Walmart, Inc.	454,946	41,104,371
		98,187,076
Electrical Equipment — 1.6%
Eaton Corp. PLC	86,756	28,791,714
Vertiv Holdings Co. - Class A	166,335	18,897,319
		47,689,033
Entertainment — 6.3%
Netflix, Inc. (b)	134,939	120,273,830
Spotify Technology SA (b)	31,998	14,315,265
Walt Disney Co.	464,746	51,749,467
		186,338,562
Financial Services — 4.7%
Mastercard, Inc. - Class A	147,110	77,463,713
Visa, Inc. - Class A (a)	191,160	60,414,206
		137,877,919
Ground Transportation — 1.1%
Uber Technologies, Inc. (b)	516,717	31,168,369
Health Care Equipment & Supplies — 2.2%
Dexcom, Inc. (b)	226,200	17,591,574
Edwards Lifesciences Corp. (b)	204,603	15,146,760
Intuitive Surgical, Inc. (b)	62,695	32,724,282
		65,462,616
Hotels, Restaurants & Leisure — 2.5%
Airbnb, Inc. - Class A (b)	191,924	25,220,733
Flutter Entertainment PLC (b)	33,924	8,767,658
Hilton Worldwide Holdings, Inc.	93,403	23,085,485
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
Marriott International, Inc. - Class A	65,894	$18,380,472
		75,454,348
Insurance — 0.8%
Progressive Corp.	103,306	24,753,151
Interactive Media & Services — 10.8%
Alphabet, Inc. - Class A	378,305	71,613,136
Alphabet, Inc. - Class C	375,266	71,465,657
Meta Platforms, Inc. - Class A	299,631	175,436,947
		318,515,740
IT Services — 0.8%
Snowflake, Inc. - Class A (b)	153,338	23,676,921
Media — 1.1%
Trade Desk, Inc. - Class A (b)	274,352	32,244,591
Pharmaceuticals — 4.6%
AstraZeneca PLC (ADR)	329,668	21,599,847
Eli Lilly & Co.	97,550	75,308,600
Novo Nordisk AS (ADR)	457,984	39,395,784
		136,304,231
Semiconductors & Semiconductor Equipment — 16.9%
Advanced Micro Devices, Inc. (b)	300,150	36,255,119
Analog Devices, Inc.	70,391	14,955,272
Broadcom, Inc.	691,591	160,338,457
NVIDIA Corp.	2,148,217	288,484,061
		500,032,909
Software — 15.2%
Adobe, Inc. (b)	61,503	27,349,154
AppLovin Corp. - Class A (b)	27,065	8,764,459
Cadence Design Systems, Inc. (b)	152,210	45,733,017
Crowdstrike Holdings, Inc. - Class A (b)	122,139	41,791,080
Datadog, Inc. - Class A (b)	167,418	23,922,358
Microsoft Corp.	479,390	202,062,885
Palo Alto Networks, Inc. (a) (b)	108,130	19,675,335
Salesforce, Inc.	114,382	38,241,334
ServiceNow, Inc. (b)	38,816	41,149,618
		448,689,240
Specialty Retail — 2.3%
Industria de Diseno Textil SA	250,030	12,800,666
O'Reilly Automotive, Inc. (b)	25,725	30,504,705
TJX Cos., Inc.	199,590	24,112,468
		67,417,839
Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	751,275	188,134,285
See accompanying notes to financial statements.
BHFTII-194

Brighthouse Funds Trust II
Jennison Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Textiles, Apparel & Luxury Goods — 0.8%
adidas AG	93,805	$23,035,585
Total Common Stocks (Cost $1,523,244,190)		2,959,233,008

Securities Lending Reinvestments (c)—0.4%
Certificates of Deposit—0.1%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (d)	1,000,000	1,000,000
4.810%, SOFR + 0.350%, 07/14/25 (d)	1,000,000	999,998
		1,999,998
Commercial Paper—0.0%
Macquarie Bank Ltd.
4.680%, SOFR + 0.220%, 02/13/25 (d)	1,000,000	1,000,059
Repurchase Agreements—0.2%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $200,049; collateralized by various Common Stock with an aggregate market value of $222,702	200,000	200,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $1,000,248; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
NatWest Markets Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,029,306; collateralized by U.S. Treasury Obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 03/15/27 - 07/31/29, and an aggregate market value of $1,049,893	1,029,052	1,029,052
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $2,000,492; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $2,040,502	2,000,000	2,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by various Common Stock with an aggregate market value of $1,100,271	1,000,000	1,000,000
		5,229,052

Security Description	Shares	Value

Mutual Funds—0.1%
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (e)	1,000,000	$1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (e)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (e)	1,000,000	1,000,000
		3,000,000
Total Securities Lending Reinvestments (Cost $11,229,052)		11,229,109
Total Investments—100.4% (Cost $1,534,473,242)		2,970,462,117
Other assets and liabilities (net)—(0.4)%		(12,266,834)
Net Assets—100.0%		$2,958,195,283

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $75,599,272 and the collateral received consisted of cash in the amount of
$11,229,052 and non-cash collateral with a value of $65,922,018. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(d)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$840,684,443	$0	$1,307,031,701
See accompanying notes to financial statements.
BHFTII-195

Brighthouse Funds Trust II
Jennison Growth Portfolio
Schedule of Investments as of December 31, 2024
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(11,229,052)	$—	$—	$—	$(11,229,052)
Gross amount of recognized liabilities for securities lending transactions					$(11,229,052)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$80,934,016	$—	$—	$80,934,016
Automobiles	95,715,734	—	—	95,715,734
Biotechnology	41,712,874	—	—	41,712,874
Broadline Retail	293,323,991	—	—	293,323,991
Capital Markets	42,563,978	—	—	42,563,978
Consumer Staples Distribution & Retail	98,187,076	—	—	98,187,076
Electrical Equipment	47,689,033	—	—	47,689,033
Entertainment	186,338,562	—	—	186,338,562
Financial Services	137,877,919	—	—	137,877,919
Ground Transportation	31,168,369	—	—	31,168,369
Health Care Equipment & Supplies	65,462,616	—	—	65,462,616
Hotels, Restaurants & Leisure	75,454,348	—	—	75,454,348
Insurance	24,753,151	—	—	24,753,151
Interactive Media & Services	318,515,740	—	—	318,515,740
IT Services	23,676,921	—	—	23,676,921
Media	32,244,591	—	—	32,244,591
Pharmaceuticals	136,304,231	—	—	136,304,231
Semiconductors & Semiconductor Equipment	500,032,909	—	—	500,032,909
Software	448,689,240	—	—	448,689,240
Specialty Retail	54,617,173	12,800,666	—	67,417,839
Technology Hardware, Storage & Peripherals	188,134,285	—	—	188,134,285
Textiles, Apparel & Luxury Goods	—	23,035,585	—	23,035,585
Total Common Stocks	2,923,396,757	35,836,251	—	2,959,233,008
Securities Lending Reinvestments
Certificates of Deposit	—	1,999,998	—	1,999,998
Commercial Paper	—	1,000,059	—	1,000,059
Repurchase Agreements	—	5,229,052	—	5,229,052
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	8,229,109	—	11,229,109
Total Investments	$2,926,396,757	$44,065,360	$—	$2,970,462,117
Collateral for Securities Loaned (Liability)	$—	$(11,229,052)	$—	$(11,229,052)
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,539,834,000
Gross unrealized appreciation	1,453,044,697
Gross unrealized (depreciation)	(22,416,580)
Net unrealized appreciation (depreciation)	$1,430,628,117
See accompanying notes to financial statements.
BHFTII-196

Brighthouse Funds Trust II
Jennison Growth Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$2,970,462,117
Receivable for:
Investments sold	2,773,752
Fund shares sold	73,367
Dividends	717,090
Prepaid expenses	10,008
Total Assets	2,974,036,334
Liabilities
Due to custodian	1,238,210
Due to custodian denominated in foreign currencies (c)	505
Collateral for securities loaned	11,229,052
Payable for:
Fund shares redeemed	1,258,483
Accrued Expenses:
Management fees	1,335,613
Distribution and service fees	239,672
Deferred trustees’ fees	252,769
Other expenses	286,747
Total Liabilities	15,841,051
Net Assets	$2,958,195,283
Net Assets Consist of:
Paid in surplus	$1,015,606,085
Distributable earnings (Accumulated losses)	1,942,589,198
Net Assets	$2,958,195,283
Net Assets
Class A	$1,859,491,469
Class B	1,083,490,327
Class E	15,213,487
Capital Shares Outstanding*
Class A	111,820,578
Class B	69,162,893
Class E	939,846
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.63
Class B	15.67
Class E	16.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,534,473,242.
(b)	Includes securities loaned at value of $75,599,272.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $512.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$12,825,869
Interest	295,089
Securities lending income	221,308
Total investment income	13,342,266
Expenses
Management fees	17,233,241
Administration fees	123,368
Custodian and accounting fees	126,121
Distribution and service fees—Class B	2,662,274
Distribution and service fees—Class E	22,500
Audit and tax services	50,507
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	105,656
Insurance	23,855
Miscellaneous	24,711
Total expenses	20,492,017
Less management fee waiver	(2,310,289)
Less broker commission recapture	(38,915)
Net expenses	18,142,813
Net Investment Loss	(4,800,547)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	507,810,660
Foreign currency transactions	(56,117)
Net realized gain (loss)	507,754,543
Net change in unrealized appreciation (depreciation) on:
Investments	256,810,968
Foreign currency transactions	1,899
Net change in unrealized appreciation (depreciation)	256,812,867
Net realized and unrealized gain (loss)	764,567,410
Net Increase (Decrease) in Net Assets From Operations	$759,766,863

(a)	Net of foreign withholding taxes of $252,773.
See accompanying notes to financial statements.
BHFTII-197

Brighthouse Funds Trust II
Jennison Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,800,547)	$(679,918)
Net realized gain (loss)	507,754,543	398,265,395
Net change in unrealized appreciation (depreciation)	256,812,867	638,156,005
Increase (decrease) in net assets from operations	759,766,863	1,035,741,482
From Distributions to Shareholders
Class A	(204,259,642)	0
Class B	(125,919,832)	0
Class E	(1,740,413)	0
Total distributions	(331,919,887)	0
Increase (decrease) in net assets from capital share transactions	(137,963,717)	(449,203,735)
Total increase (decrease) in net assets	289,883,259	586,537,747
Net Assets
Beginning of period	2,668,312,024	2,081,774,277
End of period	$2,958,195,283	$2,668,312,024

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	5,942,017	$93,170,283	6,683,648	$73,943,852
Reinvestments	13,376,532	204,259,642	0	0
Redemptions	(23,669,229)	(376,576,871)	(29,608,636)	(360,757,627)
Net increase (decrease)	(4,350,680)	$(79,146,946)	(22,924,988)	$(286,813,775)
Class B
Sales	3,120,080	$46,587,019	2,877,581	$31,937,812
Reinvestments	8,738,365	125,919,832	0	0
Redemptions	(15,397,195)	(230,549,115)	(16,799,459)	(193,273,688)
Net increase (decrease)	(3,538,750)	$(58,042,264)	(13,921,878)	$(161,335,876)
Class E
Sales	83,417	$1,279,831	136,504	$1,634,504
Reinvestments	116,963	1,740,413	0	0
Redemptions	(249,028)	(3,794,751)	(230,227)	(2,688,588)
Net increase (decrease)	(48,648)	$(774,507)	(93,723)	$(1,054,084)
Increase (decrease) derived from capital shares transactions		$(137,963,717)		$(449,203,735)
See accompanying notes to financial statements.
BHFTII-198

Brighthouse Funds Trust II
Jennison Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.33	$9.35	$20.85	$22.63	$16.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.01	(0.00) (b)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	4.18	4.97	(7.97)	3.29	8.49
Total income (loss) from investment operations	4.17	4.98	(7.97)	3.23	8.48
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.04)
Distributions from net realized capital gains	(1.87)	0.00	(3.53)	(5.01)	(2.13)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.87)	0.00	(3.53)	(5.01)	(2.17)
Net Asset Value, End of Period	$16.63	$14.33	$9.35	$20.85	$22.63
Total Return (%) (d)	30.28	53.26	(38.87)	17.17	56.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.61	0.62
Net ratio of expenses to average net assets (%) (e)	0.54	0.55	0.54	0.53	0.54
Ratio of net investment income (loss) to average net assets (%)	(0.07)	0.07	(0.02)	(0.26)	(0.04)
Portfolio turnover rate (%)	29	30	19	23	34
Net assets, end of period (in millions)	$1,859.5	$1,664.4	$1,300.2	$2,086.0	$2,134.3

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.62	$8.91	$20.17	$22.09	$15.98
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.02)	(0.03)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	3.97	4.73	(7.70)	3.20	8.29
Total income (loss) from investment operations	3.92	4.71	(7.73)	3.09	8.24
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00) (f)
Distributions from net realized capital gains	(1.87)	0.00	(3.53)	(5.01)	(2.13)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.87)	0.00	(3.53)	(5.01)	(2.13)
Net Asset Value, End of Period	$15.67	$13.62	$8.91	$20.17	$22.09
Total Return (%) (d)	30.00	52.86	(39.02)	16.91	56.37
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.87	0.86	0.87
Net ratio of expenses to average net assets (%) (e)	0.79	0.80	0.79	0.78	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.32)	(0.19)	(0.27)	(0.51)	(0.29)
Portfolio turnover rate (%)	29	30	19	23	34
Net assets, end of period (in millions)	$1,083.5	$990.1	$771.6	$1,270.2	$1,226.6
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-199

Brighthouse Funds Trust II
Jennison Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.01	$9.15	$20.55	$22.40	$16.17
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.01)	(0.02)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	4.08	4.87	(7.85)	3.25	8.42
Total income (loss) from investment operations	4.05	4.86	(7.87)	3.16	8.38
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.87)	0.00	(3.53)	(5.01)	(2.13)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.87)	0.00	(3.53)	(5.01)	(2.15)
Net Asset Value, End of Period	$16.19	$14.01	$9.15	$20.55	$22.40
Total Return (%) (d)	30.10	53.11	(38.98)	17.00	56.60
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.77	0.76	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	0.70	0.69	0.68	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.22)	(0.08)	(0.17)	(0.41)	(0.19)
Portfolio turnover rate (%)	29	30	19	23	34
Net assets, end of period (in millions)	$15.2	$13.8	$9.9	$18.8	$20.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
See accompanying notes to financial statements.
BHFTII-200

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 3.7%
AAR Corp. (a)	12,888	$789,777
Cadre Holdings, Inc. (b)	21,654	699,424
Hexcel Corp.	12,724	797,795
Kratos Defense & Security Solutions, Inc. (a) (b)	51,484	1,358,148
Mercury Systems, Inc. (a)	52,734	2,214,828
Moog, Inc. - Class A	28,443	5,598,720
V2X, Inc. (a)	49,236	2,354,958
		13,813,650
Automobile Components — 1.5%
Dorman Products, Inc. (a)	6,088	788,700
Garrett Motion, Inc. (a) (b)	311,459	2,812,475
Modine Manufacturing Co. (a)	8,275	959,321
Patrick Industries, Inc. (b)	10,456	868,684
		5,429,180
Banks — 9.8%
Ameris Bancorp	55,426	3,468,005
Bancorp, Inc. (a) (b)	14,811	779,503
Cadence Bank	81,023	2,791,242
Hanmi Financial Corp.	34,144	806,481
Home BancShares, Inc.	129,203	3,656,445
Hope Bancorp, Inc.	156,633	1,925,020
Pinnacle Financial Partners, Inc. (b)	35,930	4,110,033
Popular, Inc.	41,204	3,875,648
Prosperity Bancshares, Inc.	46,321	3,490,287
SouthState Corp.	38,378	3,817,843
Western Alliance Bancorp	35,740	2,985,720
Wintrust Financial Corp.	38,479	4,798,716
		36,504,943
Beverages — 0.3%
Vita Coco Co., Inc. (a) (b)	29,412	1,085,597
Biotechnology — 2.4%
Agios Pharmaceuticals, Inc. (a) (b)	8,613	283,023
Alkermes PLC (a)	106,493	3,062,739
Insmed, Inc. (a) (b)	13,203	911,535
Mirum Pharmaceuticals, Inc. (a) (b)	11,960	494,546
Rhythm Pharmaceuticals, Inc. (a)	12,791	716,040
Scholar Rock Holding Corp. (a)	16,068	694,459
Vericel Corp. (a)	20,900	1,147,619
Viridian Therapeutics, Inc. (a)	28,953	555,029
Xencor, Inc. (a)	22,598	519,302
Xenon Pharmaceuticals, Inc. (a)	14,213	557,150
		8,941,442
Building Products — 2.3%
AZEK Co., Inc. (a)	14,483	687,508
CSW Industrials, Inc.	1,990	702,072
Griffon Corp.	40,761	2,905,036
Quanex Building Products Corp. (b)	54,127	1,312,039
UFP Industries, Inc.	27,161	3,059,687
		8,666,342
Security Description	Shares	Value
Capital Markets — 2.8%
Hamilton Lane, Inc. - Class A (b)	7,686	$1,137,912
Marex Group PLC	95,511	2,977,078
Piper Sandler Cos. (b)	3,898	1,169,205
PJT Partners, Inc. - Class A	8,862	1,398,512
Stifel Financial Corp.	34,167	3,624,436
		10,307,143
Chemicals — 1.6%
Cabot Corp. (b)	29,782	2,719,394
Ecovyst, Inc. (a)	216,145	1,651,348
Hawkins, Inc.	12,793	1,569,317
		5,940,059
Commercial Services & Supplies — 2.8%
ACV Auctions, Inc. - Class A (a)	54,961	1,187,158
Casella Waste Systems, Inc. - Class A (a)	13,696	1,449,174
CECO Environmental Corp. (a)	85,152	2,574,145
Clean Harbors, Inc. (a)	9,321	2,145,135
VSE Corp. (b)	33,986	3,232,068
		10,587,680
Construction & Engineering — 3.1%
Arcosa, Inc.	48,844	4,725,168
Construction Partners, Inc. - Class A (a) (b)	15,020	1,328,669
Everus Construction Group, Inc. (a)	27,965	1,838,699
Limbach Holdings, Inc. (a)	28,630	2,449,010
Sterling Infrastructure, Inc. (a)	7,635	1,286,116
		11,627,662
Construction Materials — 1.2%
Knife River Corp. (a)	45,781	4,653,181
Diversified Consumer Services — 0.6%
Grand Canyon Education, Inc. (a)	5,749	941,686
OneSpaWorld Holdings Ltd.	31,647	629,775
Stride, Inc. (a) (b)	6,371	662,138
		2,233,599
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	18,699	1,441,132
Electric Utilities — 0.6%
TXNM Energy, Inc. (b)	49,207	2,419,508
Electrical Equipment — 0.7%
Atkore, Inc.	14,808	1,235,728
Powell Industries, Inc.	6,514	1,443,828
		2,679,556
Electronic Equipment, Instruments & Components — 6.5%
Advanced Energy Industries, Inc.	7,820	904,227
Bel Fuse, Inc. - Class B	41,504	3,422,835
Crane NXT Co. (b)	39,697	2,311,159
Itron, Inc. (a) (b)	9,743	1,057,895
Littelfuse, Inc.	9,348	2,202,856
Novanta, Inc. (a)	5,818	888,816
See accompanying notes to financial statements.
BHFTII-201

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Electronic Equipment, Instruments & Components—(Continued)
PAR Technology Corp. (a) (b)	9,398	$682,953
TD SYNNEX Corp.	28,230	3,310,814
TTM Technologies, Inc. (a) (b)	166,040	4,109,490
Vishay Intertechnology, Inc. (b)	59,870	1,014,198
Vontier Corp.	118,435	4,319,324
		24,224,567
Energy Equipment & Services — 4.0%
Cactus, Inc. - Class A	19,544	1,140,588
Newpark Resources, Inc. (a)	248,284	1,904,338
Noble Corp. PLC (b)	94,468	2,966,295
Oceaneering International, Inc. (a)	100,836	2,629,803
Tidewater, Inc. (a) (b)	46,851	2,563,218
Weatherford International PLC	49,517	3,546,903
		14,751,145
Entertainment — 0.6%
Atlanta Braves Holdings, Inc. - Class C (a)	57,922	2,216,096
Financial Services — 2.7%
EVERTEC, Inc. (b)	25,773	889,942
Federal Agricultural Mortgage Corp. - Class C (b)	22,831	4,496,565
International Money Express, Inc. (a) (b)	87,443	1,821,438
Walker & Dunlop, Inc. (b)	3,700	359,677
WEX, Inc. (a)	14,334	2,513,037
		10,080,659
Food Products — 1.8%
J&J Snack Foods Corp. (b)	9,345	1,449,690
Nomad Foods Ltd.	153,847	2,581,552
Post Holdings, Inc. (a) (b)	22,952	2,627,086
		6,658,328
Gas Utilities — 1.3%
MDU Resources Group, Inc. (b)	136,174	2,453,855
UGI Corp. (b)	86,830	2,451,211
		4,905,066
Ground Transportation — 0.2%
RXO, Inc. (a)	28,289	674,410
Health Care Equipment & Supplies — 3.5%
CONMED Corp. (b)	21,857	1,495,893
Establishment Labs Holdings, Inc. (a)	2,561	117,985
Glaukos Corp. (a)	8,309	1,245,851
Haemonetics Corp. (a) (b)	33,408	2,608,497
Inmode Ltd. (a)	50,341	840,695
Integer Holdings Corp. (a) (b)	6,390	846,803
Lantheus Holdings, Inc. (a) (b)	23,828	2,131,653
Merit Medical Systems, Inc. (a)	14,093	1,363,075
PROCEPT BioRobotics Corp. (a)	15,208	1,224,548
UFP Technologies, Inc. (a) (b)	4,186	1,023,519
		12,898,519
Security Description	Shares	Value
Health Care Providers & Services — 3.3%
Astrana Health, Inc. (a) (b)	6,600	$208,098
Concentra Group Holdings Parent, Inc. (b)	152,072	3,007,984
Ensign Group, Inc.	5,856	778,028
HealthEquity, Inc. (a)	11,707	1,123,287
NeoGenomics, Inc. (a) (b)	37,032	610,287
Option Care Health, Inc. (a)	95,447	2,214,370
RadNet, Inc. (a)	17,265	1,205,788
Select Medical Holdings Corp.	74,042	1,395,692
Tenet Healthcare Corp. (a)	13,633	1,720,894
		12,264,428
Hotels, Restaurants & Leisure — 1.9%
Churchill Downs, Inc.	24,709	3,299,640
Life Time Group Holdings, Inc. (a)	45,006	995,533
Six Flags Entertainment Corp. (b)	44,338	2,136,648
Texas Roadhouse, Inc.	4,394	792,809
		7,224,630
Household Durables — 1.4%
Cavco Industries, Inc. (a)	946	422,134
Champion Homes, Inc. (a)	20,955	1,846,135
Installed Building Products, Inc. (b)	3,511	615,303
KB Home (b)	33,101	2,175,398
		5,058,970
Household Products — 0.3%
Spectrum Brands Holdings, Inc.	14,553	1,229,583
Independent Power and Renewable Electricity Producers — 1.2%
Talen Energy Corp. (a) (b)	22,493	4,531,665
Industrial REITs — 0.7%
STAG Industrial, Inc.	71,895	2,431,489
Insurance — 3.1%
Baldwin Insurance Group, Inc. (a) (b)	23,609	915,085
Employers Holdings, Inc.	44,711	2,290,545
Fidelis Insurance Holdings Ltd.	93,420	1,693,705
Kemper Corp.	36,976	2,456,685
Kinsale Capital Group, Inc.	1,280	595,366
Skyward Specialty Insurance Group, Inc. (a)	70,985	3,587,582
		11,538,968
Interactive Media & Services — 0.2%
Cargurus, Inc. (a)	19,595	716,001
IT Services — 1.0%
Grid Dynamics Holdings, Inc. (a) (b)	51,202	1,138,732
Kyndryl Holdings, Inc. (a)	73,420	2,540,332
		3,679,064
Leisure Products — 0.9%
Brunswick Corp.	26,438	1,710,010
YETI Holdings, Inc. (a) (b)	46,912	1,806,581
		3,516,591
See accompanying notes to financial statements.
BHFTII-202

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Machinery — 4.2%
Allison Transmission Holdings, Inc.	27,263	$2,946,040
Atmus Filtration Technologies, Inc.	75,258	2,948,608
Blue Bird Corp. (a) (b)	47,943	1,852,038
Columbus McKinnon Corp.	45,830	1,706,709
ESCO Technologies, Inc.	8,812	1,173,847
Kadant, Inc. (b)	9,280	3,201,507
Kornit Digital Ltd. (a)	25,601	792,351
RBC Bearings, Inc. (a)	3,586	1,072,716
		15,693,816
Media — 0.8%
Cable One, Inc. (b)	2,491	902,041
John Wiley & Sons, Inc. - Class A	47,788	2,088,813
		2,990,854
Metals & Mining — 0.2%
ATI, Inc. (a)	14,832	816,353
Office REITs — 0.2%
Postal Realty Trust, Inc. - Class A	53,841	702,625
Oil, Gas & Consumable Fuels — 3.2%
Antero Resources Corp. (a)	99,052	3,471,773
California Resources Corp.	50,638	2,627,606
Delek U.S. Holdings, Inc.	74,012	1,369,222
International Seaways, Inc. (b)	48,478	1,742,299
Magnolia Oil & Gas Corp. - Class A (b)	32,761	765,952
Northern Oil & Gas, Inc.	54,517	2,025,852
		12,002,704
Paper & Forest Products — 0.6%
Magnera Corp. (a)	121,338	2,204,711
Personal Care Products — 1.1%
BellRing Brands, Inc. (a)	41,742	3,144,842
Inter Parfums, Inc. (b)	6,393	840,744
		3,985,586
Pharmaceuticals — 2.3%
ANI Pharmaceuticals, Inc. (a)	39,506	2,183,892
Axsome Therapeutics, Inc. (a) (b)	5,999	507,575
Ligand Pharmaceuticals, Inc. (a) (b)	8,224	881,202
Supernus Pharmaceuticals, Inc. (a)	93,773	3,390,832
Verona Pharma PLC (ADR) (a)	22,323	1,036,680
WaVe Life Sciences Ltd. (a)	34,325	424,600
		8,424,781
Professional Services — 2.4%
Alight, Inc. - Class A (b)	358,025	2,477,533
Concentrix Corp. (b)	54,725	2,367,951
Huron Consulting Group, Inc. (a)	6,547	813,530
KBR, Inc.	14,209	823,127
Korn Ferry (b)	38,035	2,565,461
		9,047,602
Security Description	Shares	Value
Real Estate Management & Development — 0.8%
Colliers International Group, Inc.	21,787	$2,962,378
Retail REITs — 0.7%
Agree Realty Corp. (b)	34,862	2,456,028
Semiconductors & Semiconductor Equipment — 1.5%
MACOM Technology Solutions Holdings, Inc. (a)	11,249	1,461,358
MKS Instruments, Inc.	22,235	2,321,112
Onto Innovation, Inc. (a)	4,604	767,349
Silicon Laboratories, Inc. (a)	6,566	815,628
Veeco Instruments, Inc. (a) (b)	15,089	404,385
		5,769,832
Software — 3.4%
Agilysys, Inc. (a) (b)	10,096	1,329,744
Clearwater Analytics Holdings, Inc. - Class A (a)	39,376	1,083,628
Five9, Inc. (a)	31,684	1,287,638
Intapp, Inc. (a)	26,029	1,668,199
PagerDuty, Inc. (a) (b)	106,182	1,938,883
Procore Technologies, Inc. (a)	12,712	952,510
Tenable Holdings, Inc. (a)	9,706	382,222
Varonis Systems, Inc. (a)	25,273	1,122,879
Vertex, Inc. - Class A (a) (b)	31,471	1,678,978
Workiva, Inc. (a)	9,788	1,071,786
		12,516,467
Specialty Retail — 2.1%
Academy Sports & Outdoors, Inc. (b)	42,814	2,463,089
Bath & Body Works, Inc.	50,371	1,952,884
Boot Barn Holdings, Inc. (a)	17,675	2,683,418
Warby Parker, Inc. - Class A (a)	35,814	867,057
		7,966,448
Textiles, Apparel & Luxury Goods — 0.9%
Columbia Sportswear Co. (b)	6,533	548,315
Crocs, Inc. (a)	24,036	2,632,663
		3,180,978
Trading Companies & Distributors — 3.9%
Air Lease Corp.	44,722	2,156,048
Applied Industrial Technologies, Inc.	4,897	1,172,685
Beacon Roofing Supply, Inc. (a)	35,667	3,623,054
Herc Holdings, Inc.	13,747	2,602,719
McGrath RentCorp	18,755	2,097,184
MRC Global, Inc. (a)	171,565	2,192,601
SiteOne Landscape Supply, Inc. (a) (b)	5,099	671,895
		14,516,186
Water Utilities — 0.3%
Pure Cycle Corp. (a)	101,388	1,285,600
Wireless Telecommunication Services — 1.2%
U.S. Cellular Corp. (a)	71,728	4,498,780
Total Common Stocks (Cost $261,411,988)		365,952,582

See accompanying notes to financial statements.
BHFTII-203

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Schedule of Investments as of December 31, 2024
Escrow Shares—0.0%
Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services — 0.0%
GCI Liberty, Inc. (a) (c) (d) (Cost $0)	39,365	$0

Short-Term Investments—2.0%
Repurchase Agreement—2.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $7,496,184; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $7,644,887	7,494,831	7,494,831
Total Short-Term Investments (Cost $7,494,831)		7,494,831

Securities Lending Reinvestments (e)—4.6%
Repurchase Agreements—2.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $200,049; collateralized by various Common Stock with an aggregate market value of $222,702	200,000	200,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $500,124; collateralized by various Common Stock with an aggregate market value of $556,754	500,000	500,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $1,000,251; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $105,928; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $108,020	105,902	105,902
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $1,700,427; collateralized by various Common Stock with an aggregate market value of $1,896,248	1,700,000	1,700,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,500,371; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $1,530,002	1,500,000	1,500,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $3,000,738; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $3,060,753	3,000,000	3,000,000
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by various Common Stock with an aggregate market value of $1,100,271	1,000,000	$1,000,000
		9,005,902

Mutual Funds—2.2%
AB Government Money Market Portfolio, Institutional Class, 4.430% (f)	160,000	160,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (f)	2,000,000	2,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (f)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (f)	2,000,000	2,000,000
		8,160,000
Total Securities Lending Reinvestments (Cost $17,165,902)		17,165,902
Total Investments—104.8% (Cost $286,072,721)		390,613,315
Other assets and liabilities (net)—(4.8)%		(17,731,133)
Net Assets—100.0%		$372,882,182

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $42,804,081 and the collateral received consisted of cash in the amount of
$17,165,902 and non-cash collateral with a value of $26,449,398. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
See accompanying notes to financial statements.
BHFTII-204

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Schedule of Investments as of December 31, 2024
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$115,537,560	$0	$157,755,014
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,165,902)	$—	$—	$—	$(17,165,902)
Gross amount of recognized liabilities for securities lending transactions					$(17,165,902)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$365,952,582	$—	$—	$365,952,582
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	7,494,831	—	7,494,831
Securities Lending Reinvestments
Repurchase Agreements	—	9,005,902	—	9,005,902
Mutual Funds	8,160,000	—	—	8,160,000
Total Securities Lending Reinvestments	8,160,000	9,005,902	—	17,165,902
Total Investments	$374,112,582	$16,500,733	$0	$390,613,315
Collateral for Securities Loaned (Liability)	$—	$(17,165,902)	$—	$(17,165,902)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$286,895,663
Gross unrealized appreciation	114,831,917
Gross unrealized (depreciation)	(11,114,265)
Net unrealized appreciation (depreciation)	$103,717,652
See accompanying notes to financial statements.
BHFTII-205

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$390,613,315
Receivable for:
Investments sold	29,350
Fund shares sold	22,833
Dividends and interest	244,857
Prepaid expenses	1,357
Total Assets	390,911,712
Liabilities
Collateral for securities loaned	17,165,902
Payable for:
Investments purchased	38,333
Fund shares redeemed	224,722
Accrued Expenses:
Management fees	268,133
Distribution and service fees	24,338
Deferred trustees’ fees	210,665
Other expenses	97,437
Total Liabilities	18,029,530
Net Assets	$372,882,182
Net Assets Consist of:
Paid in surplus	$226,033,027
Distributable earnings (Accumulated losses)	146,849,155
Net Assets	$372,882,182
Net Assets
Class A	$255,982,275
Class B	99,731,225
Class E	17,168,682
Capital Shares Outstanding*
Class A	1,058,776
Class B	464,642
Class E	75,810
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$241.77
Class B	214.64
Class E	226.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $286,072,721.
(b)	Includes securities loaned at value of $42,804,081.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$3,925,342
Interest	307,484
Securities lending income	67,567
Total investment income	4,300,393
Expenses
Management fees	3,426,542
Administration fees	32,326
Custodian and accounting fees	34,772
Distribution and service fees—Class B	264,436
Distribution and service fees—Class E	27,946
Audit and tax services	50,508
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	52,167
Insurance	3,208
Miscellaneous	11,575
Total expenses	4,023,263
Less management fee waiver	(323,227)
Less broker commission recapture	(17,906)
Net expenses	3,682,130
Net Investment Income	618,263
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	42,099,840
Net change in unrealized appreciation (depreciation) on investments	(464,789)
Net realized and unrealized gain (loss)	41,635,051
Net Increase (Decrease) in Net Assets From Operations	$42,253,314

(a)	Net of foreign withholding taxes of $11,736.
See accompanying notes to financial statements.
BHFTII-206

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$618,263	$548,104
Net realized gain (loss)	42,099,840	25,834,560
Net change in unrealized appreciation (depreciation)	(464,789)	31,936,592
Increase (decrease) in net assets from operations	42,253,314	58,319,256
From Distributions to Shareholders
Class A	(17,254,981)	(11,629,512)
Class B	(7,777,177)	(5,612,287)
Class E	(1,324,278)	(950,468)
Total distributions	(26,356,436)	(18,192,267)
Increase (decrease) in net assets from capital share transactions	(20,665,319)	(16,504,796)
Total increase (decrease) in net assets	(4,768,441)	23,622,193
Net Assets
Beginning of period	377,650,623	354,028,430
End of period	$372,882,182	$377,650,623

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	19,562	$4,653,008	17,888	$3,845,856
Reinvestments	75,211	17,254,981	54,730	11,629,512
Redemptions	(111,245)	(26,649,246)	(107,998)	(23,283,766)
Net increase (decrease)	(16,472)	$(4,741,257)	(35,380)	$(7,808,398)
Class B
Sales	13,995	$2,954,856	18,386	$3,566,377
Reinvestments	38,131	7,777,177	29,433	5,612,287
Redemptions	(110,925)	(23,893,387)	(84,249)	(16,416,445)
Net increase (decrease)	(58,799)	$(13,161,354)	(36,430)	$(7,237,781)
Class E
Sales	2,125	$483,747	1,488	$304,337
Reinvestments	6,157	1,324,278	4,750	950,468
Redemptions	(20,246)	(4,570,733)	(13,356)	(2,713,422)
Net increase (decrease)	(11,964)	$(2,762,708)	(7,118)	$(1,458,617)
Increase (decrease) derived from capital shares transactions		$(20,665,319)		$(16,504,796)
See accompanying notes to financial statements.
BHFTII-207

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$232.13	$207.66	$307.10	$267.73	$262.79
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.58	0.50	0.73	0.04	0.54
Net realized and unrealized gain (loss)	25.77	34.78	(50.49)	57.96	24.46
Total income (loss) from investment operations	26.35	35.28	(49.76)	58.00	25.00
Less Distributions
Distributions from net investment income	(0.35)	(0.43)	0.00	(0.25)	(0.32)
Distributions from net realized capital gains	(16.36)	(10.38)	(49.68)	(18.38)	(19.74)
Total distributions	(16.71)	(10.81)	(49.68)	(18.63)	(20.06)
Net Asset Value, End of Period	$241.77	$232.13	$207.66	$307.10	$267.73
Total Return (%) (b)	11.74	17.46	(15.06)	21.95	12.07
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.96	0.96	0.98
Net ratio of expenses to average net assets (%) (c)	0.90	0.89	0.88	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	0.24	0.23	0.31	0.01	0.24
Portfolio turnover rate (%)	31	28	31	29	35
Net assets, end of period (in millions)	$256.0	$249.6	$230.6	$291.6	$262.1

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$208.02	$187.19	$283.63	$248.88	$246.17
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.03)	0.13	(0.64)	(0.02)
Net realized and unrealized gain (loss)	23.01	31.24	(46.89)	53.77	22.47
Total income (loss) from investment operations	22.98	31.21	(46.76)	53.13	22.45
Less Distributions
Distributions from net realized capital gains	(16.36)	(10.38)	(49.68)	(18.38)	(19.74)
Total distributions	(16.36)	(10.38)	(49.68)	(18.38)	(19.74)
Net Asset Value, End of Period	$214.64	$208.02	$187.19	$283.63	$248.88
Total Return (%) (b)	11.46	17.18	(15.28)	21.64	11.79
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.23	1.21	1.21	1.23
Net ratio of expenses to average net assets (%) (c)	1.15	1.14	1.13	1.12	1.15
Ratio of net investment income (loss) to average net assets (%)	(0.01)	(0.02)	0.06	(0.23)	(0.01)
Portfolio turnover rate (%)	31	28	31	29	35
Net assets, end of period (in millions)	$99.7	$108.9	$104.8	$142.8	$143.4
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-208

Brighthouse Funds Trust II
Loomis Sayles Small Cap Core Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$218.42	$195.97	$293.73	$256.93	$253.13
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.35	(0.38)	0.19
Net realized and unrealized gain (loss)	24.22	32.76	(48.43)	55.56	23.35
Total income (loss) from investment operations	24.41	32.93	(48.08)	55.18	23.54
Less Distributions
Distributions from net investment income	0.00	(0.10)	0.00	0.00	0.00
Distributions from net realized capital gains	(16.36)	(10.38)	(49.68)	(18.38)	(19.74)
Total distributions	(16.36)	(10.48)	(49.68)	(18.38)	(19.74)
Net Asset Value, End of Period	$226.47	$218.42	$195.97	$293.73	$256.93
Total Return (%) (b)	11.57	17.29	(15.19)	21.77	11.90
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.13	1.11	1.11	1.13
Net ratio of expenses to average net assets (%) (c)	1.05	1.04	1.03	1.02	1.05
Ratio of net investment income (loss) to average net assets (%)	0.09	0.08	0.16	(0.13)	0.09
Portfolio turnover rate (%)	31	28	31	29	35
Net assets, end of period (in millions)	$17.2	$19.2	$18.6	$24.8	$25.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-209

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 4.4%
AAR Corp. (a)	53,279	$3,264,937
Cadre Holdings, Inc.	89,510	2,891,173
Hexcel Corp.	52,600	3,298,020
Kratos Defense & Security Solutions, Inc. (a) (b)	212,831	5,614,482
		15,068,612
Automobile Components — 3.1%
Dorman Products, Inc. (a)	25,168	3,260,514
Modine Manufacturing Co. (a) (b)	34,208	3,965,734
Patrick Industries, Inc. (b)	43,226	3,591,216
		10,817,464
Banks — 0.9%
Bancorp, Inc. (a)	61,205	3,221,219
Beverages — 1.3%
Vita Coco Co., Inc. (a) (b)	121,582	4,487,592
Biotechnology — 7.9%
Agios Pharmaceuticals, Inc. (a)	35,606	1,170,013
Alkermes PLC (a)	96,032	2,761,880
Insmed, Inc. (a)	54,580	3,768,203
Mirum Pharmaceuticals, Inc. (a)	49,431	2,043,972
Rhythm Pharmaceuticals, Inc. (a)	52,868	2,959,551
Scholar Rock Holding Corp. (a)	66,421	2,870,715
Vericel Corp. (a)	86,397	4,744,059
Viridian Therapeutics, Inc. (a) (b)	119,586	2,292,464
Xencor, Inc. (a)	93,358	2,145,367
Xenon Pharmaceuticals, Inc. (a)	58,754	2,303,157
		27,059,381
Building Products — 1.7%
AZEK Co., Inc. (a)	59,871	2,842,076
CSW Industrials, Inc.	8,206	2,895,077
		5,737,153
Capital Markets — 5.1%
Hamilton Lane, Inc. - Class A	31,775	4,704,289
Marex Group PLC	67,808	2,113,575
Piper Sandler Cos.	16,114	4,833,394
PJT Partners, Inc. - Class A	36,627	5,780,107
		17,431,365
Commercial Services & Supplies — 3.2%
ACV Auctions, Inc. - Class A (a)	227,205	4,907,628
Casella Waste Systems, Inc. - Class A (a)	56,617	5,990,645
		10,898,273
Construction & Engineering — 4.4%
Arcosa, Inc.	43,432	4,201,612
Construction Partners, Inc. - Class A (a)	62,092	5,492,658
Sterling Infrastructure, Inc. (a)	31,563	5,316,787
		15,011,057
Security Description	Shares	Value
Diversified Consumer Services — 2.7%
Grand Canyon Education, Inc. (a)	23,767	$3,893,034
OneSpaWorld Holdings Ltd.	130,683	2,600,592
Stride, Inc. (a) (b)	26,328	2,736,269
		9,229,895
Electronic Equipment, Instruments & Components — 4.3%
Advanced Energy Industries, Inc.	32,326	3,737,855
Itron, Inc. (a)	40,277	4,373,277
Novanta, Inc. (a)	24,050	3,674,119
PAR Technology Corp. (a) (b)	38,824	2,821,340
		14,606,591
Energy Equipment & Services — 4.1%
Cactus, Inc. - Class A	80,795	4,715,196
Noble Corp. PLC (b)	60,536	1,900,830
Oceaneering International, Inc. (a)	152,748	3,983,668
Weatherford International PLC	49,685	3,558,937
		14,158,631
Financial Services — 1.5%
EVERTEC, Inc.	106,543	3,678,930
Walker & Dunlop, Inc.	15,293	1,486,632
		5,165,562
Ground Transportation — 0.8%
RXO, Inc. (a)	116,955	2,788,207
Health Care Equipment & Supplies — 5.8%
Establishment Labs Holdings, Inc. (a)	10,539	485,532
Glaukos Corp. (a)	34,350	5,150,439
Integer Holdings Corp. (a) (b)	26,413	3,500,251
Merit Medical Systems, Inc. (a)	58,258	5,634,714
PROCEPT BioRobotics Corp. (a) (b)	62,870	5,062,292
		19,833,228
Health Care Providers & Services — 4.7%
Astrana Health, Inc. (a)	27,280	860,139
Ensign Group, Inc.	24,206	3,216,009
HealthEquity, Inc. (a)	48,398	4,643,788
NeoGenomics, Inc. (a) (b)	153,059	2,522,412
RadNet, Inc. (a)	71,373	4,984,690
		16,227,038
Hotels, Restaurants & Leisure — 2.1%
Life Time Group Holdings, Inc. (a)	186,051	4,115,448
Texas Roadhouse, Inc.	18,165	3,277,511
		7,392,959
Household Durables — 1.2%
Cavco Industries, Inc. (a)	3,896	1,738,512
Installed Building Products, Inc.	14,515	2,543,754
		4,282,266
Insurance — 1.8%
Baldwin Insurance Group, Inc. (a) (b)	97,602	3,783,053
See accompanying notes to financial statements.
BHFTII-210

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Insurance—(Continued)
Kinsale Capital Group, Inc.	5,291	$2,461,003
		6,244,056
Interactive Media & Services — 0.9%
Cargurus, Inc. (a)	80,957	2,958,169
IT Services — 1.4%
Grid Dynamics Holdings, Inc. (a)	211,629	4,706,629
Machinery — 3.7%
ESCO Technologies, Inc.	36,429	4,852,707
Kornit Digital Ltd. (a)	105,821	3,275,160
RBC Bearings, Inc. (a)	14,826	4,435,050
		12,562,917
Metals & Mining — 1.0%
ATI, Inc. (a)	61,314	3,374,723
Oil, Gas & Consumable Fuels — 0.9%
Magnolia Oil & Gas Corp. - Class A (b)	135,432	3,166,400
Personal Care Products — 2.1%
BellRing Brands, Inc. (a)	49,077	3,697,461
Inter Parfums, Inc.	26,427	3,475,415
		7,172,876
Pharmaceuticals — 4.4%
Axsome Therapeutics, Inc. (a)	24,800	2,098,328
Ligand Pharmaceuticals, Inc. (a) (b)	33,996	3,642,671
Supernus Pharmaceuticals, Inc. (a)	95,225	3,443,336
Verona Pharma PLC (ADR) (a)	92,283	4,285,623
WaVe Life Sciences Ltd. (a)	141,883	1,755,093
		15,225,051
Professional Services — 2.0%
Huron Consulting Group, Inc. (a)	27,064	3,362,973
KBR, Inc.	58,739	3,402,750
		6,765,723
Semiconductors & Semiconductor Equipment — 4.2%
MACOM Technology Solutions Holdings, Inc. (a)	46,502	6,041,075
Onto Innovation, Inc. (a)	19,042	3,173,730
Silicon Laboratories, Inc. (a) (b)	27,133	3,370,461
Veeco Instruments, Inc. (a) (b)	62,375	1,671,650
		14,256,916
Software — 11.2%
Agilysys, Inc. (a)	41,734	5,496,785
Clearwater Analytics Holdings, Inc. - Class A (a)	162,778	4,479,651
Intapp, Inc. (a)	107,604	6,896,340
Procore Technologies, Inc. (a)	52,536	3,936,522
Tenable Holdings, Inc. (a)	40,136	1,580,556
Varonis Systems, Inc. (a)	104,478	4,641,958
Vertex, Inc. - Class A (a)	130,098	6,940,728
Security Description	Shares/ Principal Amount*	Value
Software—(Continued)
Workiva, Inc. (a)	40,461	$4,430,480
		38,403,020
Specialty Retail — 1.7%
Boot Barn Holdings, Inc. (a)	14,079	2,137,474
Warby Parker, Inc. - Class A (a)	148,051	3,584,314
		5,721,788
Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co. (b)	27,007	2,266,698
Trading Companies & Distributors — 2.2%
Applied Industrial Technologies, Inc.	20,245	4,848,070
SiteOne Landscape Supply, Inc. (a) (b)	21,079	2,777,580
		7,625,650
Total Common Stocks (Cost $239,678,420)		333,867,109

Short-Term Investments—2.8%
Repurchase Agreement—2.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $9,599,981; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $9,790,268	9,598,248	9,598,248
Total Short-Term Investments (Cost $9,598,248)		9,598,248

Securities Lending Reinvestments (c)—3.0%
Repurchase Agreements—1.1%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $100,025; collateralized by various Common Stock with an aggregate market value of $111,351	100,000	100,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $500,124; collateralized by various Common Stock with an aggregate market value of $556,754	500,000	500,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $1,000,251; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $242,396; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $247,184	242,337	242,337
See accompanying notes to financial statements.
BHFTII-211

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,000,494; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $2,040,003	2,000,000	$2,000,000
		3,842,337

Mutual Funds—1.9%
AB Government Money Market Portfolio, Institutional Class, 4.430% (d)	5,000	5,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (d)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (d)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (d)	500,000	500,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 4.380% (d)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (d)	1,000,000	1,000,000
		6,505,000
Total Securities Lending Reinvestments (Cost $10,347,337)		10,347,337
Total Investments—103.2% (Cost $259,624,005)		353,812,694
Other assets and liabilities (net)—(3.2)%		(11,023,382)
Net Assets—100.0%		$342,789,312

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $19,432,513 and the collateral received consisted of cash in the amount of
$10,347,337 and non-cash collateral with a value of $9,507,837. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$131,514,207	$0	$224,070,908
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(10,347,337)	$—	$—	$—	$(10,347,337)
Gross amount of recognized liabilities for securities lending transactions					$(10,347,337)
See accompanying notes to financial statements.
BHFTII-212

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$333,867,109	$—	$—	$333,867,109
Total Short-Term Investments*	—	9,598,248	—	9,598,248
Securities Lending Reinvestments
Repurchase Agreements	—	3,842,337	—	3,842,337
Mutual Funds	6,505,000	—	—	6,505,000
Total Securities Lending Reinvestments	6,505,000	3,842,337	—	10,347,337
Total Investments	$340,372,109	$13,440,585	$—	$353,812,694
Collateral for Securities Loaned (Liability)	$—	$(10,347,337)	$—	$(10,347,337)

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$262,569,383
Gross unrealized appreciation	99,488,137
Gross unrealized (depreciation)	(8,244,826)
Net unrealized appreciation (depreciation)	$91,243,311
See accompanying notes to financial statements.
BHFTII-213

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$353,812,694
Receivable for:
Investments sold	121,272
Fund shares sold	15,511
Dividends and interest	28,900
Prepaid expenses	1,245
Total Assets	353,979,622
Liabilities
Collateral for securities loaned	10,347,337
Payable for:
Investments purchased	157,804
Fund shares redeemed	149,691
Accrued Expenses:
Management fees	244,322
Distribution and service fees	11,265
Deferred trustees’ fees	210,908
Other expenses	68,983
Total Liabilities	11,190,310
Net Assets	$342,789,312
Net Assets Consist of:
Paid in surplus	$213,356,648
Distributable earnings (Accumulated losses)	129,432,664
Net Assets	$342,789,312
Net Assets
Class A	$289,692,689
Class B	47,451,492
Class E	5,645,131
Capital Shares Outstanding*
Class A	23,952,603
Class B	4,706,222
Class E	515,998
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.09
Class B	10.08
Class E	10.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $259,624,005.
(b)	Includes securities loaned at value of $19,432,513.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends	$1,173,151
Interest	380,818
Securities lending income	68,417
Total investment income	1,622,386
Expenses
Management fees	3,276,170
Administration fees	31,721
Custodian and accounting fees	26,941
Distribution and service fees—Class B	121,604
Distribution and service fees—Class E	8,465
Audit and tax services	50,508
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	29,276
Insurance	3,134
Miscellaneous	11,387
Total expenses	3,678,989
Less management fee waiver	(344,019)
Less broker commission recapture	(18,605)
Net expenses	3,316,365
Net Investment Loss	(1,693,979)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	37,783,351
Net change in unrealized appreciation (depreciation) on investments	15,840,389
Net realized and unrealized gain (loss)	53,623,740
Net Increase (Decrease) in Net Assets From Operations	$51,929,761
See accompanying notes to financial statements.
BHFTII-214

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,693,979)	$(1,652,347)
Net realized gain (loss)	37,783,351	3,808,749
Net change in unrealized appreciation (depreciation)	15,840,389	40,238,157
Increase (decrease) in net assets from operations	51,929,761	42,394,559
From Distributions to Shareholders
Class A	(2,721,716)	0
Class B	(524,755)	0
Class E	(56,341)	0
Total distributions	(3,302,812)	0
Increase (decrease) in net assets from capital share transactions	(83,041,313)	(30,684,639)
Total increase (decrease) in net assets	(34,414,364)	11,709,920
Net Assets
Beginning of period	377,203,676	365,493,756
End of period	$342,789,312	$377,203,676

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	202,091	$2,286,136	450,943	$4,516,592
Reinvestments	243,663	2,721,716	0	0
Redemptions	(6,879,249)	(79,879,645)	(2,868,964)	(29,515,537)
Net increase (decrease)	(6,433,495)	$(74,871,793)	(2,418,021)	$(24,998,945)
Class B
Sales	221,142	$2,117,771	224,310	$1,873,361
Reinvestments	56,304	524,755	0	0
Redemptions	(1,066,637)	(10,169,960)	(841,749)	(7,058,831)
Net increase (decrease)	(789,191)	$(7,527,434)	(617,439)	$(5,185,470)
Class E
Sales	5,385	$54,111	8,725	$78,288
Reinvestments	5,573	56,341	0	0
Redemptions	(72,828)	(752,538)	(64,791)	(578,512)
Net increase (decrease)	(61,870)	$(642,086)	(56,066)	$(500,224)
Increase (decrease) derived from capital shares transactions		$(83,041,313)		$(30,684,639)
See accompanying notes to financial statements.
BHFTII-215

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.62	$9.49	$16.30	$16.31	$14.03
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.04)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	1.62	1.17	(3.96)	1.65	4.16
Total income (loss) from investment operations	1.57	1.13	(4.01)	1.56	4.09
Less Distributions
Distributions from net realized capital gains	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Net Asset Value, End of Period	$12.09	$10.62	$9.49	$16.30	$16.31
Total Return (%) (c)	14.88	11.91	(22.96)	10.00	34.34
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.95	0.95	0.97
Net ratio of expenses to average net assets (%) (d)	0.88	0.87	0.86	0.86	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.43)	(0.42)	(0.43)	(0.57)	(0.52)
Portfolio turnover rate (%)	37	36	33	44	57
Net assets, end of period (in millions)	$289.7	$322.8	$311.3	$416.3	$428.9

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.89	$7.97	$14.35	$14.57	$12.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.06)	(0.06)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	1.35	0.98	(3.52)	1.47	3.71
Total income (loss) from investment operations	1.29	0.92	(3.58)	1.35	3.62
Less Distributions
Distributions from net realized capital gains	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Net Asset Value, End of Period	$10.08	$8.89	$7.97	$14.35	$14.57
Total Return (%) (c)	14.63	11.54	(23.10)	9.74	34.04
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.22	1.20	1.20	1.22
Net ratio of expenses to average net assets (%) (d)	1.13	1.12	1.11	1.11	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.68)	(0.67)	(0.68)	(0.81)	(0.78)
Portfolio turnover rate (%)	37	36	33	44	57
Net assets, end of period (in millions)	$47.5	$48.9	$48.7	$69.6	$73.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-216

Brighthouse Funds Trust II
Loomis Sayles Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.63	$8.62	$15.19	$15.32	$13.31
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.05)	(0.06)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	1.47	1.06	(3.71)	1.55	3.90
Total income (loss) from investment operations	1.41	1.01	(3.77)	1.44	3.82
Less Distributions
Distributions from net realized capital gains	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.10)	0.00	(2.80)	(1.57)	(1.81)
Net Asset Value, End of Period	$10.94	$9.63	$8.62	$15.19	$15.32
Total Return (%) (c)	14.75	11.72	(23.07)	9.86	34.15
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.12	1.10	1.10	1.12
Net ratio of expenses to average net assets (%) (d)	1.03	1.02	1.01	1.01	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.58)	(0.56)	(0.58)	(0.70)	(0.68)
Portfolio turnover rate (%)	37	36	33	44	57
Net assets, end of period (in millions)	$5.6	$5.6	$5.5	$7.9	$8.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-217

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—70.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed — 25.8%
Federal Home Loan Mortgage Corp.
1.500%, 03/01/36	1,235,070	$1,066,622
1.500%, 05/01/36	3,242,514	2,798,774
1.500%, 01/01/37	11,820,923	10,181,314
1.500%, 01/01/42	2,459,166	1,976,024
1.500%, 03/01/51	780,373	577,408
1.500%, 04/01/51	2,365,135	1,749,810
2.000%, 10/01/35	1,876,363	1,670,885
2.000%, 11/01/35	1,496,621	1,332,381
2.000%, 03/01/36	7,135,470	6,331,908
2.000%, 06/01/36	633,615	563,062
2.000%, 03/01/41	1,725,623	1,442,764
2.000%, 12/01/41	1,168,107	972,727
2.000%, 10/01/50	3,322,436	2,606,896
2.000%, 11/01/50	3,430,583	2,690,687
2.000%, 12/01/50	5,605,934	4,395,126
2.000%, 01/01/51	8,513,248	6,671,856
2.000%, 02/01/51	3,597,051	2,817,903
2.000%, 04/01/51	68,958,064	54,071,288
2.000%, 05/01/51	4,956,297	3,877,696
2.000%, 07/01/51	4,774,317	3,732,356
2.000%, 08/01/51	3,931,246	3,072,059
2.000%, 12/01/51	4,180,096	3,261,332
2.000%, 06/01/52	1,150,197	895,703
2.500%, 12/01/27	120,537	117,573
2.500%, 04/01/28	260,597	253,381
2.500%, 12/01/29	417,376	400,359
2.500%, 01/01/32	1,214,163	1,143,963
2.500%, 08/01/35	949,629	868,341
2.500%, 02/01/41	1,273,650	1,105,716
2.500%, 03/01/50	1,397,674	1,151,690
2.500%, 07/01/50	3,678,460	3,026,506
2.500%, 09/01/50	2,536,810	2,085,624
2.500%, 10/01/50	2,063,941	1,696,217
2.500%, 12/01/50	2,844,496	2,335,939
2.500%, 04/01/51	2,427,297	1,991,621
2.500%, 07/01/51	5,187,642	4,260,680
2.500%, 08/01/51	3,633,189	2,976,560
2.500%, 01/01/52	16,771,931	13,866,139
3.000%, 03/01/27	80,547	79,257
3.000%, 05/01/27	120,897	119,006
3.000%, 11/01/28	221,841	216,559
3.000%, 10/01/32	309,671	294,135
3.000%, 04/01/33	593,585	561,671
3.000%, 03/01/35	537,407	505,950
3.000%, 10/01/42	769,672	683,486
3.000%, 01/01/43	536,103	475,645
3.000%, 03/01/43	521,618	462,793
3.000%, 04/01/43	1,195,360	1,060,110
3.000%, 06/01/43	890,718	790,082
3.000%, 06/01/45	853,112	744,891
3.000%, 06/01/46	842,403	733,356
3.000%, 11/01/46	951,292	828,150
3.000%, 01/01/47	1,683,554	1,465,622
3.000%, 01/01/48	363,631	316,289
3.000%, 09/01/49	809,144	697,028
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 12/01/49	1,049,405	$903,998
3.000%, 02/01/50	536,165	461,873
3.000%, 04/01/50	954,136	820,892
3.000%, 05/01/50	899,557	773,657
3.000%, 07/01/50	800,448	687,923
3.000%, 08/01/50	11,570,778	9,999,161
3.000%, 09/01/50	27,382,859	23,604,600
3.000%, 11/01/50	857,894	736,229
3.000%, 11/01/52	1,352,543	1,149,438
3.500%, 12/01/25	33,396	33,163
3.500%, 05/01/26	14,530	14,414
3.500%, 09/01/30	453,015	440,928
3.500%, 04/01/32	338,975	326,341
3.500%, 01/01/42	258,860	236,716
3.500%, 03/01/42	240,592	219,915
3.500%, 02/01/43	425,380	388,822
3.500%, 05/01/43	630,660	575,713
3.500%, 06/01/43	332,983	303,907
3.500%, 06/01/44	296,437	268,492
3.500%, 10/01/44	385,085	348,783
3.500%, 12/01/44	457,217	414,116
3.500%, 05/01/45	601,392	544,073
3.500%, 11/01/45	580,891	525,526
3.500%, 12/01/45	357,044	323,014
3.500%, 03/01/46	1,025,687	926,769
3.500%, 06/01/47	466,758	420,218
3.500%, 08/01/47	302,420	272,266
3.500%, 10/01/47	419,955	377,581
3.500%, 11/01/47	410,015	369,133
3.500%, 04/01/49	279,231	249,947
3.500%, 10/01/49	384,571	344,240
3.500%, 03/01/50	513,124	459,311
3.500%, 08/01/50	1,490,873	1,333,725
4.000%, 05/01/25	7,010	6,985
4.000%, 08/01/25	5,698	5,675
4.000%, 10/01/25	9,157	9,114
4.000%, 01/01/31	126,442	124,216
4.000%, 08/01/31	144,691	141,954
4.000%, 06/01/39	150,641	142,559
4.000%, 12/01/39	290,249	274,604
4.000%, 11/01/40	206,699	195,624
4.000%, 04/01/41	246,654	232,845
4.000%, 09/01/41	225,322	212,707
4.000%, 10/01/41	606,417	572,407
4.000%, 11/01/41	170,014	160,496
4.000%, 07/01/44	491,179	459,362
4.000%, 10/01/44	381,145	356,456
4.000%, 07/01/45	597,764	558,756
4.000%, 01/01/46	540,896	505,599
4.000%, 02/01/46	309,057	288,889
4.000%, 06/01/47	495,279	460,167
4.000%, 10/01/47	264,550	245,796
4.000%, 11/01/47	249,617	231,921
4.000%, 03/01/48	396,043	367,966
4.000%, 05/01/48	181,955	168,982
See accompanying notes to financial statements.
BHFTII-218

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
4.000%, 10/01/48	200,610	$186,306
4.000%, 11/01/48	242,917	225,596
4.000%, 01/01/49	144,701	134,384
4.000%, 02/01/49	137,731	127,734
4.000%, 06/01/49	272,869	252,758
4.000%, 03/01/54	973,487	889,823
4.500%, 05/01/29	24,709	24,573
4.500%, 10/01/35	77,541	76,414
4.500%, 06/01/38	110,156	108,555
4.500%, 02/01/39	62,180	60,578
4.500%, 03/01/39	111,283	108,417
4.500%, 04/01/39	113,538	110,629
4.500%, 09/01/39	129,491	126,173
4.500%, 10/01/39	309,046	301,128
4.500%, 11/01/39	82,197	80,091
4.500%, 01/01/40	109,282	106,482
4.500%, 05/01/40	127,321	123,746
4.500%, 11/01/40	174,707	169,803
4.500%, 02/01/41	45,160	43,784
4.500%, 05/01/41	123,969	120,199
4.500%, 06/01/41	80,024	77,591
4.500%, 12/01/43	163,139	157,947
4.500%, 12/01/45	233,528	225,395
4.500%, 08/01/47	348,301	333,839
4.500%, 08/01/48	143,519	137,203
4.500%, 10/01/48	252,095	241,000
4.500%, 12/01/48	158,295	151,328
4.500%, 01/01/49	137,423	131,202
4.500%, 05/01/53	5,657,645	5,330,530
4.500%, 11/01/53	952,603	896,179
5.000%, 03/01/27	5,239	5,241
5.000%, 10/01/33	92,971	93,197
5.000%, 03/01/34	15,687	15,709
5.000%, 08/01/35	99,779	99,807
5.000%, 09/01/35	34,667	34,677
5.000%, 10/01/35	5,794	5,795
5.000%, 01/01/36	76,023	76,045
5.000%, 04/01/38	62,540	62,328
5.000%, 11/01/39	277,112	275,940
5.000%, 05/01/40	307,339	305,514
5.000%, 09/01/53	12,468,480	12,038,276
5.000%, 11/01/54	5,975,120	5,812,343
5.000%, 01/01/55	2,000,000	1,930,244
5.500%, 06/01/34	16,791	17,103
5.500%, 10/01/35	42,307	43,099
5.500%, 01/01/36	61,138	62,282
5.500%, 12/01/37	73,631	74,959
5.500%, 04/01/38	22,682	23,135
5.500%, 07/01/38	41,970	42,808
5.500%, 09/01/39	1,900,570	1,913,799
5.500%, 12/01/54	1,989,556	1,964,703
5.500%, 01/01/55	2,000,000	1,975,016
6.000%, 11/01/28	475	480
6.000%, 12/01/28	659	670
6.000%, 04/01/29	479	488
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
6.000%, 06/01/31	749	$769
6.000%, 07/01/31	135	139
6.000%, 09/01/31	22,550	23,133
6.000%, 11/01/32	5,027	5,188
6.000%, 11/01/35	12,820	13,308
6.000%, 02/01/36	33,691	34,980
6.000%, 08/01/36	14,573	15,173
6.000%, 01/01/37	19,273	20,067
6.000%, 09/01/39	1,770,189	1,799,618
6.000%, 05/01/54	5,945,675	6,051,126
6.000%, 09/01/54	14,291,574	14,370,123
6.500%, 02/01/30	1,658	1,710
6.500%, 08/01/31	1,767	1,828
6.500%, 11/01/31	3,562	3,686
6.500%, 03/01/32	74,797	77,721
6.500%, 04/01/32	39,477	41,024
6.500%, 11/01/37	22,879	24,162
6.500%, 04/01/53	763,672	780,627
6.500%, 09/01/54	17,703,101	18,094,673
7.000%, 12/01/27	146	150
7.000%, 11/01/28	250	258
7.000%, 04/01/29	545	568
7.000%, 05/01/29	141	148
7.000%, 07/01/29	64	67
7.000%, 01/01/31	24,443	25,616
7.500%, 10/01/27	1,079	1,101
7.500%, 10/01/29	1,838	1,922
7.500%, 05/01/30	3,299	3,408
8.000%, 02/01/27	255	259
8.000%, 10/01/28	486	500
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.250%, 01/25/32	3,500,000	2,958,699
2.519%, 07/25/29	2,250,000	2,052,170
2.785%, 06/25/29	1,800,000	1,663,791
3.243%, 04/25/27	3,500,000	3,399,945
3.444%, 12/25/27	3,500,000	3,387,724
3.780%, 10/25/28 (a)	4,000,000	3,872,476
3.920%, 09/25/28 (a)	2,900,000	2,827,155
3.926%, 07/25/28 (a)	2,500,000	2,439,701
5.000%, 05/25/34	3,500,000	3,508,804
Federal National Mortgage Association
1.500%, 04/01/36	1,282,748	1,107,500
1.500%, 05/01/36	1,309,312	1,130,131
1.500%, 09/01/36	1,408,508	1,214,448
1.500%, 11/01/36	2,187,024	1,884,688
1.500%, 03/01/51	3,146,960	2,328,476
1.500%, 04/01/51	3,980,609	2,944,994
1.500%, 10/01/51	14,359,417	10,616,913
2.000%, 11/01/35	4,903,144	4,365,072
2.000%, 12/01/35	1,046,411	931,336
2.000%, 09/01/36	3,337,867	2,958,882
2.000%, 12/01/36	2,122,695	1,880,699
2.000%, 02/01/37	718,851	636,677
2.000%, 03/01/37	9,263,403	8,186,138
See accompanying notes to financial statements.
BHFTII-219

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.000%, 02/01/41	2,015,275	$1,689,393
2.000%, 06/01/41	1,843,018	1,538,861
2.000%, 10/01/50	8,653,521	6,789,845
2.000%, 11/01/50	6,813,336	5,343,859
2.000%, 12/01/50	3,476,371	2,725,520
2.000%, 01/01/51	8,536,140	6,669,610
2.000%, 02/01/51	3,614,238	2,831,367
2.000%, 04/01/51	3,032,599	2,373,579
2.000%, 05/01/51	3,865,923	3,024,612
2.000%, 06/01/51	2,361,600	1,849,459
2.000%, 10/01/51	3,281,513	2,565,804
2.000%, 11/01/51	1,660,266	1,297,926
2.000%, 12/01/51	4,188,981	3,268,264
2.000%, 03/01/52	17,633,857	13,905,160
2.000%, 04/01/52	6,941,087	5,432,963
2.500%, 12/01/27	325,637	317,393
2.500%, 02/01/28	333,592	324,681
2.500%, 07/01/28	228,201	221,273
2.500%, 10/01/28	400,883	388,997
2.500%, 03/01/30	455,732	435,738
2.500%, 09/01/31	890,961	840,272
2.500%, 01/01/32	284,114	267,503
2.500%, 04/01/32	675,791	634,953
2.500%, 09/01/32	159,975	149,790
2.500%, 12/01/34	564,711	515,713
2.500%, 09/01/35	561,317	513,095
2.500%, 11/01/36	6,304,175	5,728,168
2.500%, 02/01/41	1,457,616	1,264,975
2.500%, 01/01/50	848,324	698,791
2.500%, 03/01/50	790,481	651,360
2.500%, 05/01/50	1,897,642	1,562,489
2.500%, 07/01/50	3,080,489	2,534,517
2.500%, 08/01/50	2,270,005	1,866,975
2.500%, 09/01/50	4,485,615	3,687,823
2.500%, 11/01/50	1,096,735	900,994
2.500%, 12/01/50	1,705,882	1,400,894
2.500%, 01/01/51	1,764,960	1,448,862
2.500%, 02/01/51	884,266	725,623
2.500%, 05/01/51	2,782,380	2,282,107
2.500%, 06/01/51	43,665,529	35,800,908
2.500%, 07/01/51	3,672,260	3,013,597
2.500%, 08/01/51	1,866,768	1,529,385
2.500%, 09/01/51	4,575,577	3,747,210
2.500%, 10/01/51	3,098,067	2,539,310
2.500%, 12/01/51	3,216,491	2,631,182
2.500%, 02/01/52	1,658,400	1,355,590
2.500%, 03/01/52	6,805,630	5,598,993
2.500%, 04/01/52	4,800,957	3,916,475
3.000%, 01/01/27	73,862	72,629
3.000%, 02/01/27	135,873	133,527
3.000%, 03/01/27	71,225	70,097
3.000%, 01/01/29	620,239	604,769
3.000%, 10/01/29	281,843	273,113
3.000%, 06/01/30	397,346	383,031
3.000%, 02/01/33	375,471	354,883
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.000%, 06/01/35	4,312,707	$4,055,125
3.000%, 08/01/35	486,269	452,019
3.000%, 01/01/36	597,832	562,125
3.000%, 05/01/36	556,129	514,699
3.000%, 08/01/42	631,354	559,457
3.000%, 09/01/42	519,933	460,734
3.000%, 11/01/42	752,690	666,995
3.000%, 12/01/42	499,566	442,669
3.000%, 01/01/43	381,257	337,816
3.000%, 03/01/43	764,429	677,186
3.000%, 07/01/43	775,881	687,127
3.000%, 09/01/43	457,735	405,375
3.000%, 05/01/45	1,091,492	957,785
3.000%, 05/01/46	600,069	521,676
3.000%, 06/01/46	835,483	726,335
3.000%, 08/01/46	892,599	775,989
3.000%, 02/01/47	1,261,901	1,097,045
3.000%, 11/01/49	558,409	481,035
3.000%, 12/01/49	1,015,056	874,408
3.000%, 01/01/50	1,055,682	909,406
3.000%, 02/01/50	517,340	445,657
3.000%, 07/01/50	785,992	675,499
3.000%, 08/01/50	2,125,975	1,826,451
3.000%, 11/01/51	2,163,338	1,850,132
3.000%, 06/01/52	1,750,312	1,488,290
3.000%, 11/01/52	2,038,646	1,732,512
3.500%, 02/01/26	58,386	57,875
3.500%, 03/01/26	38,745	38,392
3.500%, 05/01/29	305,310	298,751
3.500%, 04/01/32	283,464	272,939
3.500%, 08/01/32	118,413	114,215
3.500%, 03/01/34	180,903	173,279
3.500%, 09/01/35	430,970	408,067
3.500%, 01/01/37	1,913,445	1,832,797
3.500%, 07/01/38	315,781	294,473
3.500%, 12/01/40	364,330	333,140
3.500%, 03/01/42	330,783	301,986
3.500%, 05/01/42	611,916	558,619
3.500%, 06/01/42	433,998	396,197
3.500%, 08/01/42	267,895	244,562
3.500%, 09/01/42	1,178,126	1,075,384
3.500%, 01/01/43	430,903	393,372
3.500%, 06/01/43	544,112	496,024
3.500%, 08/01/44	532,143	481,305
3.500%, 02/01/45	614,632	555,914
3.500%, 03/01/45	681,856	616,061
3.500%, 04/01/45	395,704	357,521
3.500%, 09/01/45	541,202	488,979
3.500%, 11/01/45	539,840	487,748
3.500%, 01/01/46	663,610	599,575
3.500%, 03/01/46	611,973	551,402
3.500%, 05/01/46	447,423	403,138
3.500%, 11/01/47	1,033,374	929,106
3.500%, 02/01/49	203,028	182,473
3.500%, 08/01/49	235,920	211,178
See accompanying notes to financial statements.
BHFTII-220

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.500%, 10/01/49	491,425	$439,887
3.500%, 01/01/50	325,771	291,606
3.500%, 02/01/50	161,635	144,684
3.500%, 05/01/50	740,011	662,438
3.500%, 02/01/51	17,256,317	15,446,591
3.500%, 04/01/52	2,502,608	2,216,756
3.500%, 06/01/52	859,148	760,948
3.500%, 09/01/52	9,357,671	8,383,954
3.500%, 09/01/53	1,593,585	1,409,594
3.500%, 10/01/54	986,703	872,734
4.000%, 02/01/31	115,093	112,923
4.000%, 03/01/38	2,258,371	2,192,984
4.000%, 08/01/39	222,895	210,652
4.000%, 09/01/39	184,531	174,395
4.000%, 12/01/39	231,292	218,587
4.000%, 06/01/40	223,393	211,136
4.000%, 09/01/40	149,740	141,524
4.000%, 12/01/40	1,163,069	1,099,329
4.000%, 01/01/41	544,065	514,211
4.000%, 12/01/41	250,492	236,143
4.000%, 02/01/42	324,772	306,167
4.000%, 09/01/43	424,441	398,758
4.000%, 05/01/44	462,304	431,815
4.000%, 10/01/44	247,990	231,635
4.000%, 11/01/44	658,737	616,555
4.000%, 01/01/45	536,543	501,162
4.000%, 03/01/45	364,684	340,434
4.000%, 10/01/45	512,622	478,535
4.000%, 03/01/47	150,762	139,891
4.000%, 05/01/47	165,015	153,117
4.000%, 06/01/47	246,880	229,078
4.000%, 07/01/47	266,873	247,629
4.000%, 10/01/47	397,425	368,768
4.000%, 05/01/48	447,085	414,633
4.000%, 06/01/48	382,105	354,370
4.000%, 07/01/48	282,557	262,048
4.000%, 09/01/48	136,215	126,327
4.000%, 10/01/48	210,474	195,197
4.000%, 11/01/48	265,205	245,955
4.000%, 04/01/49	445,226	412,411
4.000%, 02/01/50	460,384	426,452
4.000%, 03/01/50	507,460	470,059
4.000%, 09/01/50	354,427	327,508
4.000%, 01/01/51	11,931,454	11,052,066
4.000%, 07/01/52	11,325,095	10,437,393
4.000%, 09/01/52	1,735,891	1,588,555
4.000%, 11/01/52	1,347,971	1,233,142
4.500%, 06/01/25	6,326	6,301
4.500%, 08/01/30	65,206	64,695
4.500%, 08/01/33	37,110	36,565
4.500%, 10/01/33	43,321	42,684
4.500%, 04/01/34	25,791	25,402
4.500%, 01/01/39	7,691	7,483
4.500%, 07/01/39	342,340	333,141
4.500%, 09/01/39	415,344	404,167
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
4.500%, 10/01/39	213,796	$208,043
4.500%, 11/01/39	1,941,391	1,899,076
4.500%, 05/01/40	341,788	331,759
4.500%, 08/01/40	383,283	372,035
4.500%, 11/01/40	214,391	208,100
4.500%, 12/01/40	487,108	472,792
4.500%, 04/01/41	1,235,989	1,197,946
4.500%, 05/01/41	259,326	251,113
4.500%, 03/01/44	177,346	170,948
4.500%, 08/01/47	377,964	361,798
4.500%, 10/01/48	185,526	177,127
4.500%, 12/01/48	246,302	235,152
4.500%, 09/01/50	8,954,399	8,549,032
4.500%, 09/01/52	1,280,140	1,206,196
4.500%, 10/01/52	1,705,703	1,606,915
4.500%, 11/01/52	3,065,498	2,887,480
4.500%, 10/01/53	1,416,743	1,332,827
4.500%, 10/01/54	1,478,704	1,390,944
5.000%, 09/01/25	2,733	2,724
5.000%, 07/01/33	31,069	31,105
5.000%, 08/01/33	128,096	128,244
5.000%, 09/01/33	38,742	38,787
5.000%, 10/01/33	375,258	375,692
5.000%, 03/01/34	48,788	48,845
5.000%, 04/01/34	97,951	98,012
5.000%, 05/01/34	20,579	20,581
5.000%, 09/01/34	71,004	71,010
5.000%, 02/01/35	32,129	32,132
5.000%, 04/01/35	10,899	10,887
5.000%, 05/01/35	6,409	6,403
5.000%, 11/01/35	33,596	33,561
5.000%, 03/01/36	114,195	114,077
5.000%, 07/01/37	96,719	96,348
5.000%, 01/01/39	90,794	90,446
5.000%, 11/01/39	1,945,674	1,937,633
5.000%, 04/01/40	281,434	279,392
5.000%, 07/01/41	164,516	163,038
5.000%, 04/01/49	306,210	300,672
5.000%, 10/01/52	1,643,878	1,592,810
5.000%, 11/01/52	1,278,174	1,238,071
5.000%, 12/01/52	3,453,744	3,344,311
5.000%, 07/01/53	3,182,466	3,071,652
5.000%, 08/01/53	1,829,751	1,766,039
5.000%, 10/01/53	1,397,448	1,348,788
5.000%, 04/01/54	1,431,266	1,381,347
5.500%, 07/01/25	2,429	2,424
5.500%, 10/01/32	8,480	8,618
5.500%, 02/01/33	20,082	20,409
5.500%, 08/01/33	55,310	56,240
5.500%, 10/01/33	27,166	27,622
5.500%, 12/01/33	141,109	143,476
5.500%, 02/01/34	25,710	26,156
5.500%, 03/01/34	11,713	11,916
5.500%, 04/01/34	9,206	9,366
5.500%, 09/01/34	42,200	42,932
See accompanying notes to financial statements.
BHFTII-221

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.500%, 12/01/34	29,781	$30,297
5.500%, 01/01/35	27,069	27,539
5.500%, 04/01/35	6,577	6,692
5.500%, 06/01/35	31,078	31,618
5.500%, 01/01/37	40,776	41,457
5.500%, 05/01/37	31,262	31,790
5.500%, 05/01/38	22,366	22,784
5.500%, 06/01/38	20,033	20,406
5.500%, 12/01/52	1,678,007	1,664,407
5.500%, 01/01/53	1,666,268	1,648,583
5.500%, 03/01/53	842,151	832,529
5.500%, 04/01/53	848,734	838,983
5.500%, 05/01/53	1,714,360	1,698,298
5.500%, 07/01/53	3,510,989	3,470,002
5.500%, 09/01/53	1,596,762	1,577,924
5.500%, 10/01/53	1,607,302	1,588,240
5.500%, 01/01/54	1,857,543	1,835,284
5.500%, 02/01/54	1,372,952	1,356,330
5.500%, 05/01/54	1,386,737	1,369,414
5.500%, 06/01/54	1,410,645	1,393,024
5.500%, 11/01/54	4,976,969	4,954,685
5.500%, 12/01/54	17,954,124	17,728,055
6.000%, 11/01/28	102	103
6.000%, 12/01/28	119	121
6.000%, 06/01/31	17,702	18,139
6.000%, 09/01/32	17,843	18,394
6.000%, 01/01/33	2,122	2,188
6.000%, 02/01/33	25,962	26,749
6.000%, 04/01/33	49,896	51,450
6.000%, 05/01/33	55,123	56,837
6.000%, 05/01/34	47,136	48,604
6.000%, 09/01/34	47,222	48,693
6.000%, 01/01/35	16,989	17,519
6.000%, 07/01/36	8,206	8,532
6.000%, 09/01/36	29,433	30,606
6.000%, 08/01/37	52,099	54,170
6.000%, 10/01/37	34,885	36,272
6.000%, 12/01/38	28,966	30,121
6.000%, 04/01/53	2,389,023	2,402,286
6.000%, 05/01/53	823,098	827,668
6.000%, 07/01/53	1,664,707	1,673,949
6.000%, 09/01/53	1,490,896	1,499,174
6.000%, 12/01/53	1,661,592	1,670,817
6.000%, 02/01/54	1,263,586	1,270,601
6.000%, 03/01/54	861,300	866,034
6.000%, 05/01/54	2,658,515	2,673,127
6.000%, 09/01/54	5,430,491	5,460,338
6.000%, 11/01/54	1,951,977	1,962,706
6.500%, 05/01/28	4,306	4,385
6.500%, 12/01/28	26,993	27,231
6.500%, 03/01/29	690	709
6.500%, 04/01/29	4,354	4,478
6.500%, 05/01/29	148	153
6.500%, 08/01/29	254	261
6.500%, 09/01/31	2,344	2,422
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
6.500%, 06/01/32	3,820	$3,966
6.500%, 10/01/33	6,940	7,244
6.500%, 10/01/34	61,128	63,799
6.500%, 10/01/37	11,442	12,069
6.500%, 09/01/53	1,171,991	1,198,013
6.500%, 01/01/54	2,151,339	2,199,104
6.500%, 02/01/54	3,316,934	3,390,578
6.500%, 04/01/54	822,858	840,529
6.500%, 05/01/54	1,266,059	1,293,484
6.500%, 08/01/54	1,842,983	1,883,460
7.000%, 06/01/26	35	35
7.000%, 06/01/28	2,653	2,667
7.000%, 10/01/29	995	1,037
7.000%, 06/01/32	16,421	17,363
7.000%, 10/01/37	42,731	45,979
7.000%, 12/01/53	666,662	690,884
7.500%, 09/01/25	91	91
7.500%, 06/01/26	193	195
7.500%, 07/01/29	1,106	1,142
7.500%, 10/01/29	940	956
8.000%, 11/01/29	10	11
8.000%, 05/01/30	8,970	9,228
8.000%, 11/01/30	269	277
8.000%, 01/01/31	282	286
8.000%, 02/01/31	883	927
Federal National Mortgage Association-ACES
1.610%, 03/25/31	545,957	512,368
2.190%, 01/25/30	1,435,000	1,265,313
Government National Mortgage Association
2.000%, 11/20/50	3,714,795	2,975,968
2.000%, 01/20/51	1,928,712	1,542,127
2.000%, 03/20/51	1,330,155	1,065,290
2.000%, 04/20/51	3,412,122	2,732,424
2.000%, 05/20/51	15,351,100	12,291,958
2.000%, 06/20/51	1,766,249	1,414,137
2.000%, 08/20/51	11,095,987	8,882,220
2.000%, 10/20/51	2,318,290	1,855,408
2.000%, 12/20/51	1,984,497	1,587,955
2.500%, 02/20/50	761,492	639,244
2.500%, 06/20/50	2,774,684	2,325,809
2.500%, 07/20/50	1,996,065	1,672,534
2.500%, 09/20/50	3,324,999	2,784,010
2.500%, 11/20/50	1,496,431	1,252,030
2.500%, 12/20/50	1,559,393	1,304,227
2.500%, 04/20/51	1,913,296	1,599,617
2.500%, 07/20/51	12,869,354	10,753,489
2.500%, 08/20/51	10,218,203	8,536,635
2.500%, 09/20/51	3,713,346	3,101,681
2.500%, 12/20/51	1,946,673	1,625,414
2.500%, 05/20/52	1,966,119	1,640,968
3.000%, 08/15/28	227,803	221,852
3.000%, 11/15/42	525,675	465,574
3.000%, 12/15/42	518,349	459,044
3.000%, 12/20/42	549,071	488,893
3.000%, 02/15/43	412,783	365,556
See accompanying notes to financial statements.
BHFTII-222

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
3.000%, 03/15/43	459,318	$404,747
3.000%, 03/20/43	485,355	429,550
3.000%, 07/15/43	398,989	351,585
3.000%, 12/20/44	464,163	409,088
3.000%, 04/20/45	417,477	367,523
3.000%, 08/20/45	761,587	670,459
3.000%, 11/20/45	408,475	359,599
3.000%, 01/20/46	666,383	586,646
3.000%, 09/20/46	723,066	634,947
3.000%, 10/20/46	741,546	651,174
3.000%, 11/20/46	782,416	687,064
3.000%, 01/20/47	809,922	711,217
3.000%, 04/20/47	359,237	314,719
3.000%, 02/20/48	513,383	450,239
3.000%, 10/20/49	562,344	491,164
3.000%, 01/20/50	9,654,460	8,416,005
3.000%, 05/20/50	1,171,283	1,021,221
3.000%, 07/20/50	753,541	655,742
3.000%, 10/20/50	7,217,407	6,278,910
3.000%, 11/20/50	1,627,235	1,415,239
3.000%, 05/20/52	2,977,767	2,581,058
3.500%, 12/20/41	316,508	290,332
3.500%, 02/15/42	130,545	119,408
3.500%, 08/20/42	294,863	269,728
3.500%, 01/20/43	416,684	381,165
3.500%, 05/20/43	641,090	585,973
3.500%, 07/20/44	606,578	552,011
3.500%, 02/20/45	627,807	571,330
3.500%, 06/20/45	390,708	353,825
3.500%, 08/20/45	925,474	838,109
3.500%, 10/20/45	613,238	555,349
3.500%, 12/20/45	567,636	514,051
3.500%, 01/20/46	541,810	490,664
3.500%, 02/20/46	439,502	398,013
3.500%, 06/20/46	481,539	436,493
3.500%, 02/20/47	765,706	692,993
3.500%, 03/20/47	647,446	584,783
3.500%, 09/20/47	265,446	239,754
3.500%, 10/20/48	126,176	113,923
3.500%, 05/20/49	228,609	205,848
3.500%, 07/20/49	253,516	228,275
3.500%, 09/20/49	678,726	611,149
3.500%, 10/20/49	420,831	378,931
3.500%, 11/20/49	586,586	528,183
3.500%, 12/20/49	380,775	342,863
3.500%, 06/20/50	543,523	489,220
3.500%, 02/20/51	909,365	818,824
3.500%, 06/20/53	10,573,998	9,508,398
4.000%, 07/15/39	324,339	307,374
4.000%, 07/15/40	194,769	184,574
4.000%, 11/20/40	272,535	258,621
4.000%, 12/20/40	360,761	342,342
4.000%, 11/20/43	182,533	172,018
4.000%, 04/20/44	258,320	243,036
4.000%, 05/20/44	309,779	291,450
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
4.000%, 09/20/44	514,958	$484,489
4.000%, 11/20/44	134,960	126,975
4.000%, 10/20/45	471,210	442,710
4.000%, 11/20/45	254,571	239,174
4.000%, 03/20/47	97,458	90,897
4.000%, 04/20/47	388,489	362,055
4.000%, 09/20/47	356,354	332,242
4.000%, 07/20/48	246,484	229,504
4.000%, 08/20/48	176,770	164,654
4.000%, 09/20/48	321,365	299,340
4.000%, 07/20/49	325,920	303,180
4.000%, 05/20/50	467,353	434,973
4.000%, 07/20/52	2,134,348	1,969,538
4.000%, 10/20/52	1,309,152	1,208,063
4.000%, 02/20/53	7,110,142	6,561,113
4.500%, 01/15/39	70,791	69,731
4.500%, 04/15/39	168,167	163,643
4.500%, 05/15/39	376,782	366,638
4.500%, 08/15/39	137,203	133,503
4.500%, 01/15/40	154,668	150,508
4.500%, 04/15/40	66,898	65,077
4.500%, 08/20/40	220,242	214,328
4.500%, 12/20/40	170,542	165,962
4.500%, 02/15/41	47,661	46,364
4.500%, 04/15/41	54,947	53,446
4.500%, 04/20/41	125,100	121,653
4.500%, 03/20/42	134,161	130,464
4.500%, 10/20/43	159,212	154,045
4.500%, 03/20/47	243,013	234,505
4.500%, 03/20/49	166,589	159,621
4.500%, 08/20/52	2,115,831	2,006,890
4.500%, 10/20/52	12,103,990	11,480,772
5.000%, 12/15/35	61,770	62,081
5.000%, 12/15/36	15,087	15,132
5.000%, 01/15/39	180,234	181,112
5.000%, 02/15/39	32,208	32,360
5.000%, 08/15/39	197,124	196,163
5.000%, 09/15/39	33,629	33,465
5.000%, 12/15/39	152,909	152,164
5.000%, 05/15/40	121,097	120,500
5.000%, 08/20/40	117,060	116,451
5.000%, 10/20/40	123,381	122,739
5.000%, 06/20/44	270,490	269,084
5.000%, 10/20/48	185,024	181,813
5.000%, 01/20/49	127,667	125,451
5.000%, 04/20/53	1,765,819	1,719,803
5.000%, 07/20/53	2,849,130	2,772,206
5.000%, 04/20/54	2,056,452	1,997,176
5.000%, 10/20/54	996,082	967,371
5.000%, 11/20/54	10,982,143	10,665,589
5.500%, 03/15/36	39,146	39,676
5.500%, 09/15/38	16,354	16,591
5.500%, 08/15/39	37,250	38,070
5.500%, 04/20/53	2,477,668	2,464,762
5.500%, 08/20/53	3,457,770	3,439,758
See accompanying notes to financial statements.
BHFTII-223

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
5.500%, 07/20/54	1,978,037	$1,962,656
5.500%, 11/20/54	11,977,108	11,883,981
6.000%, 01/15/29	565	571
6.000%, 01/15/33	45,580	47,022
6.000%, 03/15/35	36,093	37,478
6.000%, 09/15/36	32,457	33,632
6.000%, 07/15/38	66,417	69,201
6.000%, 01/20/53	681,111	688,724
6.000%, 12/20/53	2,922,465	2,954,970
6.000%, 09/20/54	9,911,829	9,990,849
6.000%, 10/20/54	1,492,304	1,504,201
6.500%, 02/15/27	1,107	1,114
6.500%, 07/15/28	636	640
6.500%, 08/15/28	1,771	1,798
6.500%, 11/15/28	820	841
6.500%, 12/15/28	2,692	2,726
6.500%, 07/15/29	940	949
6.500%, 06/20/31	4,903	5,039
6.500%, 05/15/36	68,725	72,490
6.500%, 11/20/53	1,337,877	1,362,427
6.500%, 07/20/54	2,854,056	2,908,965
6.500%, 11/20/54	5,980,340	6,095,396
7.000%, 01/15/28	262	267
7.000%, 05/15/28	1,825	1,843
7.000%, 06/15/28	1,289	1,312
7.000%, 10/15/28	1,446	1,468
7.000%, 03/15/31	111	112
7.000%, 08/15/31	17,886	18,821
7.000%, 07/15/32	7,789	8,216
7.500%, 02/20/28	263	269
8.000%, 08/15/26	200	202
8.000%, 09/15/26	81	81
		960,914,537
Federal Agencies — 0.7%
Federal Farm Credit Banks Funding Corp.
0.680%, 01/13/27	725,000	670,944
4.670%, 12/02/27	4,000,000	3,995,400
4.750%, 03/09/26	2,000,000	2,010,040
Federal Home Loan Banks
5.500%, 07/15/36	6,000,000	6,345,180
Federal Home Loan Mortgage Corp.
1.500%, 02/12/25	500,000	498,320
4.650%, 10/09/29	3,000,000	2,970,480
6.250%, 07/15/32 (b)	1,600,000	1,769,664
6.750%, 03/15/31	900,000	1,005,066
Federal National Mortgage Association
0.750%, 10/08/27	750,000	680,918
2.125%, 04/24/26	1,000,000	972,600
6.625%, 11/15/30 (b)	1,450,000	1,606,962
7.250%, 05/15/30	1,300,000	1,471,158
Tennessee Valley Authority
3.500%, 12/15/42 (b)	1,600,000	1,293,968
4.375%, 08/01/34	1,500,000	1,450,035
		26,740,735
Security Description	Principal Amount*	Value
U.S. Treasury — 43.9%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	4,100,000	$2,468,969
1.125%, 08/15/40	3,200,000	1,910,000
1.250%, 05/15/50	3,200,000	1,520,000
1.375%, 11/15/40	12,000,000	7,434,375
1.375%, 08/15/50	15,100,000	7,375,406
1.625%, 11/15/50	5,200,000	2,716,188
1.750%, 08/15/41	4,300,000	2,786,938
1.875%, 02/15/41	14,000,000	9,386,562
1.875%, 02/15/51	11,000,000	6,127,344
1.875%, 11/15/51	11,500,000	6,351,953
2.000%, 11/15/41	11,100,000	7,461,281
2.000%, 02/15/50	6,400,000	3,722,000
2.000%, 08/15/51	9,600,000	5,494,500
2.250%, 05/15/41	3,700,000	2,628,156
2.250%, 08/15/46	3,000,000	1,938,750
2.250%, 08/15/49	6,000,000	3,720,000
2.250%, 02/15/52	2,100,000	1,275,422
2.375%, 02/15/42	13,700,000	9,761,250
2.375%, 11/15/49	3,000,000	1,908,750
2.375%, 05/15/51	5,300,000	3,338,172
2.500%, 02/15/45	7,100,000	4,931,172
2.500%, 05/15/46	4,800,000	3,272,250
2.750%, 08/15/42	4,820,000	3,623,284
2.750%, 11/15/42 (b)	1,200,000	897,188
2.750%, 08/15/47	3,000,000	2,112,656
2.750%, 11/15/47	10,600,000	7,448,156
2.875%, 05/15/43	3,260,000	2,471,488
2.875%, 08/15/45	2,200,000	1,624,219
2.875%, 11/15/46	2,000,000	1,454,688
2.875%, 05/15/49	16,100,000	11,428,484
2.875%, 05/15/52	10,900,000	7,635,109
3.000%, 11/15/44	2,600,000	1,975,594
3.000%, 05/15/45	3,100,000	2,344,859
3.000%, 02/15/47	3,000,000	2,226,094
3.000%, 05/15/47	2,800,000	2,072,000
3.000%, 02/15/48	1,300,000	954,891
3.000%, 08/15/48	7,700,000	5,631,828
3.000%, 02/15/49	6,300,000	4,590,141
3.000%, 08/15/52	18,200,000	13,081,250
3.125%, 11/15/41	1,500,000	1,207,734
3.125%, 02/15/43	3,270,000	2,583,811
3.125%, 08/15/44	2,700,000	2,098,828
3.125%, 05/15/48	2,500,000	1,875,391
3.250%, 05/15/42	3,100,000	2,523,594
3.375%, 08/15/42	2,200,000	1,817,406
3.375%, 05/15/44	3,000,000	2,434,219
3.375%, 11/15/48	9,300,000	7,272,891
3.500%, 02/15/39	1,872,000	1,641,218
3.625%, 08/15/43	2,600,000	2,204,313
3.625%, 02/15/44	2,420,000	2,043,009
3.625%, 02/15/53	4,300,000	3,499,797
3.625%, 05/15/53	3,200,000	2,606,500
3.750%, 08/15/41	1,300,000	1,144,203
3.750%, 11/15/43	3,400,000	2,930,375
3.875%, 02/15/43	10,900,000	9,629,469
See accompanying notes to financial statements.
BHFTII-224

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.875%, 05/15/43	7,600,000	$6,698,687
4.000%, 11/15/42	3,100,000	2,791,938
4.000%, 11/15/52	14,900,000	13,000,250
4.125%, 08/15/44	3,000,000	2,718,750
4.125%, 08/15/53	7,700,000	6,871,047
4.250%, 11/15/40	1,780,000	1,674,591
4.250%, 02/15/54	4,100,000	3,747,016
4.250%, 08/15/54	7,200,000	6,588,000
4.375%, 11/15/39 (b)	1,900,000	1,822,219
4.375%, 05/15/40	1,220,000	1,167,578
4.375%, 05/15/41	1,350,000	1,286,297
4.375%, 08/15/43	2,200,000	2,072,469
4.500%, 02/15/36	600,000	599,156
4.500%, 05/15/38	1,500,000	1,477,500
4.500%, 08/15/39	4,000,000	3,895,000
4.500%, 02/15/44	4,200,000	4,013,625
4.500%, 11/15/54	8,200,000	7,831,000
4.625%, 02/15/40 (b)	1,300,000	1,280,094
4.625%, 05/15/44	11,100,000	10,773,937
4.625%, 05/15/54	5,700,000	5,548,594
4.750%, 02/15/41	3,900,000	3,884,156
4.750%, 11/15/43 (b)	9,800,000	9,686,687
4.750%, 11/15/53	9,800,000	9,711,187
5.250%, 02/15/29	750,000	776,309
6.250%, 05/15/30	2,500,000	2,713,281
U.S. Treasury Notes
0.375%, 01/31/26	11,200,000	10,745,875
0.375%, 07/31/27 (b)	3,100,000	2,806,953
0.375%, 09/30/27	6,300,000	5,667,539
0.500%, 02/28/26	9,400,000	9,005,641
0.500%, 04/30/27	4,000,000	3,668,750
0.500%, 10/31/27	3,800,000	3,419,703
0.625%, 07/31/26	6,100,000	5,764,977
0.625%, 11/30/27 (b)	7,000,000	6,303,281
0.625%, 12/31/27	7,200,000	6,465,375
0.625%, 05/15/30 (b)	8,000,000	6,564,375
0.625%, 08/15/30	13,800,000	11,209,266
0.750%, 03/31/26	6,700,000	6,417,344
0.750%, 04/30/26	15,800,000	15,090,234
0.750%, 05/31/26 (b)	15,800,000	15,048,266
0.750%, 08/31/26	16,000,000	15,108,125
0.750%, 01/31/28	6,100,000	5,479,992
0.875%, 06/30/26	6,000,000	5,709,141
0.875%, 09/30/26	6,400,000	6,039,250
0.875%, 11/15/30 (b)	7,700,000	6,300,766
1.000%, 07/31/28	4,000,000	3,560,625
1.125%, 10/31/26	6,700,000	6,334,117
1.125%, 02/29/28	1,200,000	1,088,438
1.125%, 08/31/28	6,000,000	5,350,313
1.125%, 02/15/31	7,500,000	6,188,086
1.250%, 11/30/26	2,100,000	1,985,402
1.250%, 12/31/26	3,800,000	3,583,727
1.250%, 03/31/28	5,100,000	4,631,438
1.250%, 04/30/28	6,000,000	5,435,625
1.250%, 05/31/28	3,400,000	3,070,625
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
1.250%, 06/30/28	5,900,000	$5,315,531
1.250%, 09/30/28	6,000,000	5,361,562
1.250%, 08/15/31	21,800,000	17,790,844
1.375%, 10/31/28	3,300,000	2,955,563
1.375%, 11/15/31	19,900,000	16,258,922
1.500%, 08/15/26	5,600,000	5,360,031
1.500%, 01/31/27	19,900,000	18,817,937
1.500%, 11/30/28	14,200,000	12,751,156
1.500%, 02/15/30	8,300,000	7,206,086
1.625%, 02/15/26	6,400,000	6,216,500
1.625%, 05/15/26	7,000,000	6,755,547
1.625%, 09/30/26	6,000,000	5,737,969
1.625%, 08/15/29	7,900,000	7,011,250
1.625%, 05/15/31	19,200,000	16,197,000
1.750%, 01/31/29 (b)	5,000,000	4,514,063
1.875%, 06/30/26	6,900,000	6,665,238
1.875%, 02/28/27 (b)	8,700,000	8,275,875
1.875%, 02/28/29 (b)	2,100,000	1,901,977
1.875%, 02/15/32	9,200,000	7,738,062
2.000%, 11/15/26	7,300,000	7,004,863
2.125%, 05/31/26 (b)	6,800,000	6,602,375
2.250%, 02/15/27 (b)	4,300,000	4,125,984
2.250%, 08/15/27	6,100,000	5,797,383
2.250%, 11/15/27	2,600,000	2,458,016
2.375%, 05/15/27	8,000,000	7,660,625
2.375%, 03/31/29	4,200,000	3,875,813
2.375%, 05/15/29	6,800,000	6,265,562
2.500%, 02/28/26	6,700,000	6,567,832
2.500%, 03/31/27	5,100,000	4,910,344
2.625%, 05/31/27	4,000,000	3,850,625
2.625%, 02/15/29	8,300,000	7,758,555
2.750%, 04/30/27	7,200,000	6,960,375
2.750%, 07/31/27	15,600,000	15,023,531
2.750%, 02/15/28	6,000,000	5,727,656
2.750%, 05/31/29	13,800,000	12,900,844
2.750%, 08/15/32	8,700,000	7,715,812
2.875%, 05/15/28	5,900,000	5,634,961
2.875%, 08/15/28	6,000,000	5,707,031
2.875%, 05/15/32	10,500,000	9,430,312
3.125%, 11/15/28	8,000,000	7,653,125
3.125%, 08/31/29	5,300,000	5,019,680
3.250%, 06/30/27	4,200,000	4,101,234
3.375%, 09/15/27	15,400,000	15,048,687
3.375%, 05/15/33	7,300,000	6,709,156
3.500%, 09/30/26	15,200,000	15,009,406
3.500%, 01/31/28	4,000,000	3,907,813
3.500%, 04/30/28	12,300,000	11,988,656
3.500%, 09/30/29	16,500,000	15,876,094
3.500%, 01/31/30	11,300,000	10,839,172
3.500%, 04/30/30	8,300,000	7,942,711
3.500%, 02/15/33	6,500,000	6,048,047
3.625%, 03/31/28	6,200,000	6,072,125
3.625%, 08/31/29	15,400,000	14,911,531
3.625%, 03/31/30	5,200,000	5,011,500
3.750%, 08/31/26	5,000,000	4,960,547
See accompanying notes to financial statements.
BHFTII-225

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
3.750%, 08/15/27	15,200,000	$15,007,625
3.750%, 12/31/28	15,300,000	14,955,750
3.750%, 12/31/30	11,400,000	10,983,187
3.750%, 08/31/31	11,400,000	10,922,625
3.875%, 01/15/26 (b)	2,000,000	1,993,203
3.875%, 10/15/27	15,200,000	15,040,875
3.875%, 11/30/27	4,000,000	3,954,688
3.875%, 12/31/27	500,000	494,258
3.875%, 09/30/29	4,900,000	4,793,195
3.875%, 12/31/29	8,200,000	8,010,375
3.875%, 08/15/33	24,900,000	23,705,578
3.875%, 08/15/34	7,900,000	7,472,906
4.000%, 02/15/26	12,200,000	12,167,594
4.000%, 01/15/27	6,000,000	5,970,000
4.000%, 02/29/28	12,100,000	11,990,344
4.000%, 06/30/28	3,000,000	2,968,594
4.000%, 01/31/29	15,200,000	14,991,000
4.000%, 07/31/29	5,900,000	5,806,430
4.000%, 10/31/29 (b)	5,000,000	4,916,016
4.000%, 02/28/30	2,000,000	1,962,969
4.000%, 07/31/30	7,300,000	7,146,016
4.000%, 01/31/31	11,200,000	10,927,875
4.000%, 02/15/34	8,300,000	7,949,844
4.125%, 10/31/26	15,100,000	15,065,789
4.125%, 02/15/27 (b)	5,900,000	5,883,406
4.125%, 09/30/27	4,000,000	3,984,375
4.125%, 10/31/27	5,900,000	5,876,031
4.125%, 11/15/27	15,100,000	15,033,937
4.125%, 07/31/28	12,100,000	12,014,922
4.125%, 03/31/29	15,100,000	14,951,359
4.125%, 10/31/29 (b)	15,100,000	14,926,586
4.125%, 08/31/30	4,100,000	4,036,578
4.125%, 07/31/31	3,100,000	3,038,000
4.125%, 10/31/31	11,200,000	10,963,750
4.125%, 11/15/32	18,200,000	17,753,531
4.250%, 01/31/26 (b)	4,000,000	4,000,313
4.250%, 11/30/26	9,000,000	8,998,242
4.250%, 02/28/29	15,000,000	14,929,687
4.250%, 06/30/29	15,000,000	14,916,797
4.250%, 02/28/31	6,000,000	5,932,031
4.250%, 06/30/31	11,100,000	10,960,383
4.250%, 11/15/34	6,100,000	5,942,734
4.375%, 07/31/26 (b)	15,000,000	15,025,781
4.375%, 12/15/26	15,000,000	15,034,570
4.375%, 07/15/27	5,900,000	5,915,211
4.375%, 08/31/28	7,100,000	7,104,992
4.375%, 11/30/28	12,000,000	12,003,750
4.375%, 12/31/29	8,000,000	7,994,375
4.375%, 11/30/30	3,000,000	2,988,984
4.375%, 05/15/34	21,000,000	20,685,000
4.500%, 03/31/26	4,000,000	4,010,938
4.500%, 07/15/26	6,000,000	6,021,797
4.500%, 04/15/27	14,900,000	14,974,500
4.500%, 05/15/27	14,900,000	14,974,500
4.500%, 11/15/33	24,700,000	24,595,797
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
4.625%, 02/28/26	13,000,000	$13,052,305
4.625%, 06/30/26	14,900,000	14,980,902
4.625%, 09/15/26 (b)	6,000,000	6,035,156
4.625%, 10/15/26	4,000,000	4,024,375
4.625%, 11/15/26	8,000,000	8,052,500
4.625%, 06/15/27	14,900,000	15,024,555
4.625%, 09/30/28	5,800,000	5,854,375
4.625%, 04/30/29	14,800,000	14,942,219
4.625%, 09/30/30	4,000,000	4,036,875
4.625%, 04/30/31	10,800,000	10,891,125
4.625%, 05/31/31	10,800,000	10,889,437
4.875%, 04/30/26	12,000,000	12,093,750
4.875%, 10/31/28	11,800,000	12,012,031
4.875%, 10/31/30 (b)	4,800,000	4,906,500
		1,638,661,536
Total U.S. Treasury & Government Agencies (Cost $2,796,661,616)		2,626,316,808

Corporate Bonds & Notes—25.5%
Aerospace/Defense — 0.5%
Boeing Co.
5.150%, 05/01/30 (b)	2,300,000	2,267,961
5.805%, 05/01/50	3,200,000	2,970,144
5.930%, 05/01/60	1,100,000	1,013,023
7.250%, 06/15/25	460,000	463,993
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35 (b)	459,000	422,899
General Electric Co.
7.500%, 08/21/35	100,000	115,836
L3Harris Technologies, Inc.
5.400%, 01/15/27 (b)	3,000,000	3,035,820
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	523,000	517,765
4.090%, 09/15/52	954,000	754,452
Northrop Grumman Corp.
3.250%, 01/15/28	1,100,000	1,050,489
Northrop Grumman Systems Corp.
7.750%, 02/15/31	515,000	582,630
RTX Corp.
3.125%, 05/04/27	1,000,000	964,680
4.500%, 06/01/42	1,645,000	1,422,349
6.100%, 03/15/34 (b)	2,800,000	2,947,980
7.500%, 09/15/29 (b)	200,000	221,092
		18,751,113
Agriculture — 0.3%
Altria Group, Inc.
5.950%, 02/14/49 (b)	1,200,000	1,172,184
BAT Capital Corp.
4.390%, 08/15/37 (b)	1,300,000	1,122,199
Philip Morris International, Inc.
4.875%, 11/15/43 (b)	1,100,000	982,025
5.250%, 02/13/34 (b)	6,000,000	5,932,500
See accompanying notes to financial statements.
BHFTII-226

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Agriculture—(Continued)
Reynolds American, Inc.
4.450%, 06/12/25 (b)	1,736,000	$1,729,889
		10,938,797
Airlines — 0.1%
Southwest Airlines Co.
5.125%, 06/15/27 (b)	1,000,000	1,005,030
United Airlines Pass-Through Trust
5.875%, 08/15/38	1,900,000	1,956,031
		2,961,061
Apparel — 0.0%
NIKE, Inc.
2.750%, 03/27/27 (b)	1,000,000	963,770
Auto Manufacturers — 0.6%
American Honda Finance Corp.
2.250%, 01/12/29 (b)	1,000,000	900,820
2.300%, 09/09/26 (b)	300,000	288,816
Ford Motor Credit Co. LLC
5.800%, 03/05/27 (b)	4,500,000	4,539,060
6.800%, 05/12/28 (b)	2,500,000	2,581,400
General Motors Co.
5.200%, 04/01/45	4,000,000	3,462,920
General Motors Financial Co., Inc.
4.350%, 01/17/27 (b)	3,200,000	3,162,048
5.950%, 04/04/34 (b)	1,000,000	1,004,840
Mercedes-Benz Finance North America LLC
8.500%, 01/18/31	550,000	642,747
Toyota Motor Credit Corp.
3.375%, 04/01/30	2,600,000	2,408,848
4.650%, 01/05/29 (b)	3,000,000	2,981,880
		21,973,379
Banks — 5.6%
Banco Santander SA
4.379%, 04/12/28 (b)	2,200,000	2,146,122
5.439%, 07/15/31	2,000,000	2,000,360
Bank of America Corp.
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	1,717,780
3.593%, 3M TSFR + 1.632%, 07/21/28 (a)	3,200,000	3,096,352
4.083%, 3M TSFR + 3.412%, 03/20/51 (a)	10,500,000	8,187,585
5.015%, SOFR + 2.160%, 07/22/33 (a) (b)	3,100,000	3,040,573
5.288%, SOFR + 1.910%, 04/25/34 (a) (b)	2,400,000	2,378,832
5.875%, 02/07/42 (b)	1,500,000	1,564,980
Bank of Montreal
0.949%, SOFR + 0.603%, 01/22/27 (a)	2,300,000	2,208,046
Bank of New York Mellon Corp.
3.442%, 3M TSFR + 1.331%, 02/07/28 (a) (b)	1,800,000	1,751,958
Bank of Nova Scotia
4.850%, 02/01/30 (b)	1,000,000	990,860
Barclays PLC
4.375%, 01/12/26	2,000,000	1,990,400
5.501%, 1Y H15 + 2.650%, 08/09/28 (a) (b)	2,000,000	2,020,700
6.224%, SOFR + 2.980%, 05/09/34 (a)	2,000,000	2,050,480
Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	$2,177,900
3.200%, 10/21/26 (b)	1,700,000	1,653,641
4.412%, SOFR + 3.914%, 03/31/31 (a) (b)	2,900,000	2,783,594
5.174%, SOFR + 1.364%, 02/13/30 (a) (b)	12,000,000	11,978,160
Cooperatieve Rabobank UA
5.750%, 12/01/43	1,200,000	1,192,788
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a) (b)	2,000,000	1,948,620
Goldman Sachs Group, Inc.
3.850%, 01/26/27 (b)	1,900,000	1,863,805
4.223%, 3M TSFR + 1.563%, 05/01/29 (a)	1,900,000	1,848,586
5.016%, SOFR + 1.420%, 10/23/35 (a)	12,400,000	11,890,608
6.125%, 02/15/33 (b)	2,075,000	2,206,638
HSBC Holdings PLC
3.973%, 3M TSFR + 1.872%, 05/22/30 (a) (b)	3,500,000	3,305,785
5.130%, SOFR + 1.040%, 11/19/28 (a) (b)	10,000,000	9,993,600
6.500%, 09/15/37	1,205,000	1,239,788
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	1,742,307
2.522%, SOFR + 2.040%, 04/22/31 (a)	2,000,000	1,759,540
2.950%, 10/01/26 (b)	2,000,000	1,948,320
3.157%, SOFR + 1.460%, 04/22/42 (a)	7,900,000	5,774,426
3.882%, 3M TSFR + 1.622%, 07/24/38 (a)	1,000,000	849,640
3.900%, 07/15/25 (b)	3,000,000	2,987,190
3.964%, 3M TSFR + 1.642%, 11/15/48 (a)	2,400,000	1,868,160
5.350%, SOFR + 1.845%, 06/01/34 (a) (b)	2,900,000	2,893,939
5.534%, SOFR + 1.550%, 11/29/45 (a)	2,000,000	1,952,700
KeyBank NA
3.300%, 06/01/25	800,000	793,776
Kreditanstalt fuer Wiederaufbau
1.750%, 09/14/29	2,000,000	1,773,440
3.750%, 02/15/28	2,000,000	1,964,740
4.375%, 03/01/27 (b)	5,000,000	5,002,050
Landwirtschaftliche Rentenbank
3.875%, 09/28/27	1,000,000	987,150
Lloyds Banking Group PLC
3.574%, 11/07/28 (b)	1,800,000	1,727,802
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26	1,000,000	989,740
5.133%, 1Y H15 + 2.125%, 07/20/33 (a) (b)	2,000,000	1,978,820
Mizuho Financial Group, Inc.
4.018%, 03/05/28 (b)	1,800,000	1,751,886
Morgan Stanley
4.300%, 01/27/45	1,900,000	1,568,488
4.350%, 09/08/26	3,800,000	3,772,792
7.250%, 04/01/32	1,850,000	2,080,140
Morgan Stanley Bank NA
5.504%, SOFR + 0.865%, 05/26/28 (a)	11,800,000	11,950,568
NatWest Group PLC
4.964%, 1Y H15 + 1.220%, 08/15/30 (a) (b)	3,000,000	2,952,600
Oesterreichische Kontrollbank AG
4.125%, 01/18/29 (b)	500,000	492,920
PNC Financial Services Group, Inc.
5.492%, SOFR + 1.198%, 05/14/30 (a) (b)	1,900,000	1,924,738
5.582%, SOFR + 1.841%, 06/12/29 (a) (b)	2,000,000	2,032,840
See accompanying notes to financial statements.
BHFTII-227

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Canada
4.522%, SOFR + 0.860%, 10/18/28 (a)	10,100,000	$10,001,929
4.969%, SOFR + 1.100%, 08/02/30 (a)	2,000,000	1,986,680
State Street Corp.
5.684%, SOFR + 1.484%, 11/21/29 (a) (b)	1,000,000	1,026,250
Sumitomo Mitsui Financial Group, Inc.
2.632%, 07/14/26	4,700,000	4,556,885
Toronto-Dominion Bank
3.766%, 06/06/25 (b)	1,000,000	995,680
4.994%, 04/05/29 (b)	10,000,000	9,971,700
Truist Financial Corp.
1.267%, SOFR + 0.609%, 03/02/27 (a) (b)	2,000,000	1,917,620
U.S. Bancorp
5.678%, SOFR + 1.860%, 01/23/35 (a) (b)	2,000,000	2,017,560
5.775%, SOFR + 2.020%, 06/12/29 (a) (b)	2,000,000	2,044,520
UBS Group AG
4.550%, 04/17/26	1,700,000	1,694,322
Wells Fargo & Co.
2.879%, 3M TSFR + 1.432%, 10/30/30 (a)	2,400,000	2,165,688
3.000%, 10/23/26 (b)	2,000,000	1,938,980
5.013%, 3M TSFR + 4.502%, 04/04/51 (a)	1,000,000	891,720
5.499%, SOFR + 1.780%, 01/23/35 (a) (b)	9,900,000	9,836,145
5.557%, SOFR + 1.990%, 07/25/34 (a)	1,500,000	1,495,485
Westpac Banking Corp.
2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,447,227
		208,737,644
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900%, 02/01/46	5,400,000	4,913,028
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	982,596
5.550%, 01/23/49 (b)	1,900,000	1,877,998
Coca-Cola Co.
1.650%, 06/01/30 (b)	2,400,000	2,044,464
Constellation Brands, Inc.
4.800%, 01/15/29 (b)	4,000,000	3,970,520
Diageo Capital PLC
2.375%, 10/24/29	1,400,000	1,253,770
Keurig Dr. Pepper, Inc.
4.597%, 05/25/28 (b)	1,200,000	1,189,104
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	726,544
4.450%, 04/14/46	1,300,000	1,120,080
4.500%, 07/17/29 (b)	2,000,000	1,993,580
		20,071,684
Biotechnology — 0.2%
Amgen, Inc.
2.000%, 01/15/32 (b)	1,600,000	1,298,336
4.663%, 06/15/51	1,000,000	839,330
5.650%, 03/02/53 (b)	2,000,000	1,927,080
Biogen, Inc.
4.050%, 09/15/25 (b)	300,000	298,479
Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc.
3.650%, 03/01/26	2,000,000	$1,977,360
		6,340,585
Building Materials — 0.1%
Carrier Global Corp.
2.493%, 02/15/27 (b)	2,000,000	1,912,520
Owens Corning
5.700%, 06/15/34 (b)	2,000,000	2,030,500
Trane Technologies Financing Ltd.
3.800%, 03/21/29 (b)	1,000,000	958,370
		4,901,390
Chemicals — 0.3%
Celanese U.S. Holdings LLC
6.950%, 11/15/33 (b)	600,000	622,902
Dow Chemical Co.
4.375%, 11/15/42	1,000,000	820,500
5.150%, 02/15/34 (b)	3,000,000	2,934,120
DuPont de Nemours, Inc.
5.419%, 11/15/48 (b)	1,000,000	993,860
LyondellBasell Industries NV
4.625%, 02/26/55	1,400,000	1,101,884
Nutrien Ltd.
4.200%, 04/01/29 (b)	1,000,000	969,480
Sherwin-Williams Co.
3.450%, 06/01/27 (b)	1,000,000	971,710
4.500%, 06/01/47	3,500,000	2,938,285
Westlake Corp.
3.125%, 08/15/51	500,000	310,190
		11,662,931
Commercial Services — 0.1%
Global Payments, Inc.
2.900%, 05/15/30 (b)	900,000	801,315
Massachusetts Institute of Technology
2.294%, 07/01/51	1,200,000	687,792
PayPal Holdings, Inc.
2.850%, 10/01/29 (b)	2,000,000	1,828,440
S&P Global, Inc.
2.300%, 08/15/60	800,000	399,904
Yale University
2.402%, 04/15/50	2,000,000	1,190,380
		4,907,831
Computers — 0.6%
Apple, Inc.
1.650%, 02/08/31 (b)	5,900,000	4,958,301
2.550%, 08/20/60	1,000,000	580,160
2.650%, 02/08/51	1,500,000	923,520
3.350%, 08/08/32	2,300,000	2,105,696
4.650%, 02/23/46	1,000,000	912,210
Dell International LLC/EMC Corp.
5.300%, 10/01/29	1,800,000	1,817,964
See accompanying notes to financial statements.
BHFTII-228

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Computers—(Continued)
Hewlett Packard Enterprise Co.
4.900%, 10/15/25	1,400,000	$1,399,846
HP, Inc.
4.000%, 04/15/29 (b)	1,000,000	958,330
IBM International Capital Pte. Ltd.
4.900%, 02/05/34 (b)	5,100,000	4,952,406
International Business Machines Corp.
3.300%, 05/15/26	1,900,000	1,866,028
4.000%, 06/20/42 (b)	1,200,000	978,312
		21,452,773
Cosmetics/Personal Care — 0.2%
Estee Lauder Cos., Inc.
1.950%, 03/15/31 (b)	1,100,000	914,155
Haleon U.S. Capital LLC
3.625%, 03/24/32 (b)	2,300,000	2,080,442
Kenvue, Inc.
5.050%, 03/22/53 (b)	400,000	370,816
Procter & Gamble Co.
3.550%, 03/25/40 (b)	900,000	745,614
4.550%, 01/29/34 (b)	2,000,000	1,944,680
Unilever Capital Corp.
2.900%, 05/05/27 (b)	1,500,000	1,447,350
		7,503,057
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300%, 01/30/32	1,000,000	872,850
3.650%, 07/21/27	1,900,000	1,844,121
Air Lease Corp.
2.875%, 01/15/26 (b)	900,000	880,452
American Express Co.
3.300%, 05/03/27 (b)	3,000,000	2,910,420
Blackrock, Inc.
4.750%, 05/25/33 (b)	1,000,000	976,840
Brookfield Capital Finance LLC
6.087%, 06/14/33 (b)	500,000	516,845
Brookfield Finance, Inc.
3.900%, 01/25/28 (b)	2,600,000	2,527,226
Capital One Financial Corp.
3.800%, 01/31/28 (b)	1,800,000	1,737,108
5.463%, SOFR + 1.560%, 07/26/30 (a) (b)	1,500,000	1,504,785
Charles Schwab Corp.
4.625%, 03/22/30	900,000	897,984
5.643%, SOFR + 2.210%, 05/19/29 (a) (b)	500,000	509,840
5.853%, SOFR + 2.500%, 05/19/34 (a) (b)	2,400,000	2,466,744
Intercontinental Exchange, Inc.
3.000%, 06/15/50 (b)	1,000,000	637,080
3.750%, 12/01/25 (b)	1,000,000	992,470
Jefferies Financial Group, Inc.
5.875%, 07/21/28 (b)	2,400,000	2,452,824
Mastercard, Inc.
3.350%, 03/26/30 (b)	1,700,000	1,587,205
Nasdaq, Inc.
3.950%, 03/07/52 (b)	700,000	519,064
Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Nomura Holdings, Inc.
2.679%, 07/16/30	1,000,000	$870,750
6.070%, 07/12/28 (b)	1,000,000	1,027,330
Visa, Inc.
1.100%, 02/15/31 (b)	3,100,000	2,506,970
Voya Financial, Inc.
4.700%, 01/23/48	2,200,000	2,068,594
		30,307,502
Electric — 2.1%
Appalachian Power Co.
3.700%, 05/01/50 (b)	900,000	626,688
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44	1,300,000	1,119,638
CMS Energy Corp.
4.750%, 5Y H15 + 4.116%, 06/01/50 (a) (b)	1,500,000	1,415,685
Commonwealth Edison Co.
3.000%, 03/01/50	900,000	580,536
Connecticut Light & Power Co.
4.000%, 04/01/48	1,000,000	785,520
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43 (b)	2,070,000	1,656,269
Constellation Energy Generation LLC
5.600%, 03/01/28 (b)	1,000,000	1,019,440
Dominion Energy, Inc.
3.900%, 10/01/25 (b)	1,900,000	1,887,650
4.600%, 03/15/49	800,000	659,112
DTE Electric Co.
3.700%, 03/15/45	1,000,000	765,850
Duke Energy Carolinas LLC
3.550%, 03/15/52	1,000,000	702,650
5.300%, 02/15/40	2,000,000	1,956,860
Duke Energy Corp.
2.650%, 09/01/26 (b)	1,000,000	967,880
6.450%, 5Y H15 + 2.588%, 09/01/54 (a) (b)	3,900,000	3,960,879
Entergy Louisiana LLC
4.000%, 03/15/33	1,000,000	915,690
Evergy, Inc.
2.900%, 09/15/29 (b)	500,000	454,580
Exelon Corp.
3.400%, 04/15/26 (b)	1,000,000	983,460
5.600%, 03/15/53 (b)	1,000,000	963,340
5.625%, 06/15/35	500,000	501,570
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	1,779,611
Georgia Power Co.
4.300%, 03/15/42 (b)	2,000,000	1,703,540
Indiana Michigan Power Co.
5.625%, 04/01/53	2,500,000	2,441,875
Louisville Gas & Electric Co.
4.250%, 04/01/49 (b)	800,000	635,632
MidAmerican Energy Co.
3.650%, 04/15/29 (b)	1,700,000	1,620,865
4.250%, 07/15/49	1,500,000	1,218,480
National Rural Utilities Cooperative Finance Corp.
2.400%, 03/15/30 (b)	1,800,000	1,587,096
See accompanying notes to financial statements.
BHFTII-229

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
NextEra Energy Capital Holdings, Inc.
4.900%, 03/15/29 (b)	7,500,000	$7,478,850
5.550%, 03/15/54 (b)	1,000,000	959,450
Northern States Power Co.
6.250%, 06/01/36 (b)	1,200,000	1,295,652
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	900,000	590,301
Pacific Gas & Electric Co.
2.500%, 02/01/31	3,000,000	2,565,540
5.900%, 10/01/54 (b)	7,500,000	7,428,075
PG&E Wildfire Recovery Funding LLC
4.722%, 06/01/39	160,000	154,021
5.212%, 12/01/49	1,100,000	1,054,757
Public Service Electric & Gas Co.
1.900%, 08/15/31 (b)	1,600,000	1,316,720
Sempra
3.400%, 02/01/28	1,100,000	1,050,896
Southern California Edison Co.
3.650%, 03/01/28	900,000	866,511
4.000%, 04/01/47	1,000,000	770,150
Southern Co.
4.850%, 06/15/28 (b)	7,500,000	7,504,725
Southwestern Electric Power Co.
4.100%, 09/15/28 (b)	1,800,000	1,746,630
Union Electric Co.
3.500%, 03/15/29	1,800,000	1,707,030
Virginia Electric & Power Co.
5.550%, 08/15/54 (b)	7,600,000	7,362,956
		76,762,660
Electrical Components & Equipment — 0.0%
Emerson Electric Co.
2.200%, 12/21/31 (b)	500,000	419,720
Electronics — 0.1%
Honeywell International, Inc.
5.000%, 03/01/35	2,000,000	1,958,220
5.250%, 03/01/54	1,600,000	1,500,096
		3,458,316
Entertainment — 0.1%
Warnermedia Holdings, Inc.
3.755%, 03/15/27	4,200,000	4,046,238
5.141%, 03/15/52 (b)	600,000	446,454
		4,492,692
Environmental Control — 0.1%
Republic Services, Inc.
5.200%, 11/15/34 (b)	2,000,000	1,981,660
Waste Connections, Inc.
2.200%, 01/15/32 (b)	500,000	411,730
Waste Management, Inc.
3.150%, 11/15/27 (b)	1,800,000	1,731,006
		4,124,396
Security Description	Principal Amount*	Value

Food — 0.3%
Conagra Brands, Inc.
4.850%, 11/01/28 (b)	1,300,000	$1,291,693
General Mills, Inc.
4.200%, 04/17/28 (b)	1,500,000	1,468,530
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
6.500%, 12/01/52 (b)	3,400,000	3,437,332
Kraft Heinz Foods Co.
5.000%, 07/15/35 (b)	1,600,000	1,549,280
Kroger Co.
2.200%, 05/01/30 (b)	1,000,000	866,990
Sysco Corp.
6.600%, 04/01/50 (b)	900,000	987,192
Tyson Foods, Inc.
3.550%, 06/02/27	1,200,000	1,164,156
		10,765,173
Forest Products & Paper — 0.0%
International Paper Co.
4.400%, 08/15/47 (b)	800,000	653,136
Gas — 0.2%
Atmos Energy Corp.
1.500%, 01/15/31 (b)	1,100,000	902,561
NiSource, Inc.
4.800%, 02/15/44	1,500,000	1,323,240
Southern Co. Gas Capital Corp.
4.950%, 09/15/34 (b)	4,100,000	3,966,668
		6,192,469
Hand/Machine Tools — 0.1%
Regal Rexnord Corp.
6.400%, 04/15/33 (b)	2,900,000	2,992,046
Stanley Black & Decker, Inc.
3.000%, 05/15/32	1,800,000	1,540,908
		4,532,954
Healthcare-Products — 0.3%
Abbott Laboratories
4.750%, 11/30/36	1,300,000	1,253,863
Boston Scientific Corp.
1.900%, 06/01/25 (b)	500,000	494,250
DH Europe Finance II SARL
3.250%, 11/15/39 (b)	900,000	698,814
GE HealthCare Technologies, Inc.
5.905%, 11/22/32 (b)	1,400,000	1,455,496
Medtronic, Inc.
4.625%, 03/15/45 (b)	933,000	830,174
Stryker Corp.
1.150%, 06/15/25 (b)	1,000,000	983,910
Thermo Fisher Scientific, Inc.
5.086%, 08/10/33 (b)	4,000,000	3,975,760
		9,692,267
Healthcare-Services — 0.8%
Centene Corp.
2.500%, 03/01/31	300,000	247,578
See accompanying notes to financial statements.
BHFTII-230

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Centene Corp.
3.375%, 02/15/30	3,400,000	$3,029,638
Cigna Group
2.375%, 03/15/31 (b)	1,500,000	1,269,720
4.500%, 02/25/26 (b)	1,200,000	1,197,084
6.125%, 11/15/41	313,000	318,052
CommonSpirit Health
3.910%, 10/01/50	500,000	368,990
5.205%, 12/01/31 (b)	3,000,000	2,987,670
Elevance Health, Inc.
5.850%, 01/15/36	1,800,000	1,818,126
HCA, Inc.
4.125%, 06/15/29 (b)	1,800,000	1,717,290
5.450%, 09/15/34 (b)	6,100,000	5,941,949
5.900%, 06/01/53	1,000,000	941,220
Humana, Inc.
4.875%, 04/01/30	800,000	782,888
Kaiser Foundation Hospitals
3.002%, 06/01/51	1,000,000	650,010
UnitedHealth Group, Inc.
3.500%, 08/15/39 (b)	900,000	713,259
3.750%, 07/15/25 (b)	1,600,000	1,593,232
4.250%, 06/15/48	1,000,000	801,510
4.950%, 05/15/62 (b)	1,300,000	1,118,442
5.000%, 04/15/34 (b)	6,100,000	5,945,914
		31,442,572
Home Builders — 0.0%
Lennar Corp.
4.750%, 11/29/27 (b)	1,300,000	1,295,723
Household Products/Wares — 0.0%
Kimberly-Clark Corp.
3.100%, 03/26/30 (b)	1,100,000	1,016,829
Insurance — 0.7%
Allstate Corp.
1.450%, 12/15/30 (b)	1,100,000	893,299
American International Group, Inc.
3.400%, 06/30/30 (b)	800,000	737,808
Aon Corp./Aon Global Holdings PLC
5.350%, 02/28/33 (b)	1,000,000	994,910
Arthur J Gallagher & Co.
5.450%, 07/15/34 (b)	3,000,000	3,010,350
Athene Holding Ltd.
6.250%, 04/01/54 (b)	2,000,000	2,007,820
AXA SA
8.600%, 12/15/30 (b)	365,000	428,966
Berkshire Hathaway Finance Corp.
4.200%, 08/15/48 (b)	1,700,000	1,400,953
Berkshire Hathaway, Inc.
3.125%, 03/15/26 (b)	750,000	738,495
Chubb Corp.
6.000%, 05/11/37	865,000	917,229
Corebridge Financial, Inc.
6.375%, 5Y H15 + 2.646%, 09/15/54 (a) (b)	1,000,000	996,160
Security Description	Principal Amount*	Value

Insurance—(Continued)
Equitable Holdings, Inc.
5.000%, 04/20/48 (b)	1,100,000	$978,670
Fairfax Financial Holdings Ltd.
4.625%, 04/29/30 (b)	3,100,000	3,024,422
Hartford Financial Services Group, Inc.
6.100%, 10/01/41	780,000	796,115
Lincoln National Corp.
4.350%, 03/01/48 (b)	600,000	465,144
Marsh & McLennan Cos., Inc.
3.750%, 03/14/26 (b)	1,000,000	990,530
5.450%, 03/15/54 (b)	1,000,000	961,320
Principal Financial Group, Inc.
3.100%, 11/15/26 (b)	1,000,000	970,870
Progressive Corp.
4.950%, 06/15/33	3,000,000	2,965,950
Prudential Financial, Inc.
2.100%, 03/10/30	1,000,000	881,540
5.700%, 12/14/36 (b)	1,525,000	1,564,116
Travelers Cos., Inc.
3.050%, 06/08/51	800,000	521,688
		26,246,355
Internet — 0.4%
Alibaba Group Holding Ltd.
4.200%, 12/06/47 (b)	1,400,000	1,117,648
Alphabet, Inc.
2.050%, 08/15/50 (b)	1,100,000	609,257
Amazon.com, Inc.
3.100%, 05/12/51	2,200,000	1,477,168
3.450%, 04/13/29 (b)	3,100,000	2,971,536
3.875%, 08/22/37 (b)	1,900,000	1,679,277
Booking Holdings, Inc.
3.600%, 06/01/26 (b)	2,000,000	1,974,420
eBay, Inc.
3.600%, 06/05/27	1,500,000	1,462,290
Meta Platforms, Inc.
4.750%, 08/15/34 (b)	4,100,000	3,992,826
4.950%, 05/15/33	1,500,000	1,500,210
		16,784,632
Investment Companies — 0.2%
ARES Capital Corp.
5.875%, 03/01/29 (b)	2,500,000	2,521,650
Blackstone Private Credit Fund
6.250%, 01/25/31	1,000,000	1,020,020
Blue Owl Capital Corp.
3.400%, 07/15/26	400,000	387,572
Blue Owl Credit Income Corp.
6.650%, 03/15/31	2,500,000	2,541,075
		6,470,317
Iron/Steel — 0.1%
Vale Overseas Ltd.
3.750%, 07/08/30	2,200,000	2,011,592
See accompanying notes to financial statements.
BHFTII-231

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Vale Overseas Ltd.
6.875%, 11/21/36 (b)	528,000	$561,903
		2,573,495
Lodging — 0.1%
Hyatt Hotels Corp.
5.375%, 12/15/31	1,000,000	994,230
Marriott International, Inc.
2.850%, 04/15/31 (b)	1,100,000	960,971
Sands China Ltd.
5.400%, 08/08/28	1,000,000	988,690
		2,943,891
Machinery-Construction & Mining — 0.1%
Caterpillar, Inc.
3.803%, 08/15/42	3,100,000	2,509,078
Machinery-Diversified — 0.1%
John Deere Capital Corp.
2.000%, 06/17/31 (b)	1,000,000	838,200
4.050%, 09/08/25	2,000,000	1,992,800
4.850%, 06/11/29	2,000,000	2,006,500
		4,837,500
Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.850%, 04/01/61	3,300,000	1,991,946
6.100%, 06/01/29 (b)	2,000,000	2,038,980
6.484%, 10/23/45 (b)	900,000	852,507
Comcast Corp.
3.150%, 03/01/26 (b)	1,000,000	984,580
3.969%, 11/01/47	900,000	682,110
4.650%, 07/15/42 (b)	1,670,000	1,459,146
5.650%, 06/15/35 (b)	1,500,000	1,530,375
5.650%, 06/01/54 (b)	4,000,000	3,863,560
Discovery Communications LLC
3.950%, 03/20/28	1,100,000	1,041,513
4.000%, 09/15/55 (b)	1,481,000	933,830
Fox Corp.
5.576%, 01/25/49 (b)	1,000,000	926,130
Paramount Global
4.375%, 03/15/43	1,500,000	1,093,455
Time Warner Cable LLC
5.500%, 09/01/41	1,200,000	1,017,780
6.550%, 05/01/37 (b)	100,000	96,373
TWDC Enterprises 18 Corp.
2.950%, 06/15/27	1,000,000	963,720
Walt Disney Co.
3.600%, 01/13/51 (b)	1,000,000	733,460
6.550%, 03/15/33 (b)	950,000	1,043,375
		21,252,840
Mining — 0.2%
BHP Billiton Finance USA Ltd.
5.250%, 09/08/33 (b)	1,200,000	1,204,848
Security Description	Principal Amount*	Value

Mining—(Continued)
Freeport-McMoRan, Inc.
5.450%, 03/15/43 (b)	2,100,000	$1,958,838
Newmont Corp.
6.250%, 10/01/39	1,800,000	1,890,594
Rio Tinto Alcan, Inc.
6.125%, 12/15/33	751,000	791,779
		5,846,059
Miscellaneous Manufacturing — 0.1%
3M Co.
2.875%, 10/15/27	3,200,000	3,061,024
4.000%, 09/14/48	900,000	706,941
Parker-Hannifin Corp.
3.250%, 06/14/29 (b)	900,000	842,256
		4,610,221
Multi-National — 1.2%
African Development Bank
3.500%, 09/18/29 (b)	3,000,000	2,877,060
Asian Development Bank
1.500%, 03/04/31	2,000,000	1,673,360
1.750%, 09/19/29	900,000	797,175
4.125%, 01/12/27	4,000,000	3,981,320
4.125%, 01/12/34	3,100,000	2,977,147
Asian Infrastructure Investment Bank
0.500%, 05/28/25	1,000,000	984,410
0.500%, 01/27/26	50,000	47,967
European Bank for Reconstruction & Development
0.500%, 05/19/25 (b)	1,300,000	1,280,695
European Investment Bank
0.375%, 03/26/26 (b)	2,000,000	1,905,220
1.875%, 02/10/25	1,000,000	997,280
3.625%, 07/15/30 (b)	1,000,000	958,670
4.000%, 02/15/29	5,100,000	5,014,524
4.375%, 10/10/31 (b)	1,000,000	988,700
4.875%, 02/15/36	1,100,000	1,114,289
Inter-American Development Bank
2.250%, 06/18/29	1,400,000	1,276,520
2.375%, 07/07/27	1,500,000	1,429,110
4.125%, 02/15/29	5,000,000	4,940,400
7.000%, 06/15/25	200,000	201,968
International Bank for Reconstruction & Development
0.500%, 10/28/25	1,000,000	968,660
1.625%, 11/03/31	3,800,000	3,146,932
3.125%, 06/15/27	1,100,000	1,068,958
3.875%, 02/14/30	1,000,000	972,550
4.625%, 08/01/28	6,900,000	6,958,650
International Finance Corp.
0.375%, 07/16/25	25,000	24,469
		46,586,034
Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
4.250%, 04/01/28 (b)	1,100,000	1,064,580
See accompanying notes to financial statements.
BHFTII-232

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Oil & Gas — 0.8%
BP Capital Markets America, Inc.
2.721%, 01/12/32 (b)	1,000,000	$855,360
3.000%, 02/24/50 (b)	1,000,000	636,490
4.699%, 04/10/29 (b)	3,000,000	2,981,250
Canadian Natural Resources Ltd.
6.250%, 03/15/38 (b)	800,000	816,576
Chevron Corp.
2.954%, 05/16/26	1,500,000	1,470,780
ConocoPhillips Co.
5.300%, 05/15/53 (b)	1,000,000	924,680
6.950%, 04/15/29 (b)	700,000	759,269
Devon Energy Corp.
5.750%, 09/15/54	3,800,000	3,454,086
Diamondback Energy, Inc.
5.750%, 04/18/54	1,000,000	938,560
Equinor ASA
3.625%, 04/06/40	600,000	484,062
Exxon Mobil Corp.
4.114%, 03/01/46	1,600,000	1,295,456
4.227%, 03/19/40	3,400,000	2,978,740
Occidental Petroleum Corp.
5.200%, 08/01/29	3,500,000	3,475,465
6.450%, 09/15/36	1,000,000	1,021,080
Phillips 66 Co.
4.875%, 11/15/44	1,000,000	865,400
4.950%, 03/15/35 (b)	2,600,000	2,459,106
Shell Finance U.S., Inc.
2.375%, 11/07/29 (b)	2,000,000	1,793,280
3.250%, 04/06/50 (b)	900,000	605,691
TotalEnergies Capital International SA
3.127%, 05/29/50	900,000	590,499
Valero Energy Corp.
3.400%, 09/15/26 (b)	200,000	195,832
		28,601,662
Oil & Gas Services — 0.0%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.
4.486%, 05/01/30	1,000,000	979,660
Halliburton Co.
5.000%, 11/15/45 (b)	1,200,000	1,075,572
		2,055,232
Packaging & Containers — 0.1%
Sonoco Products Co.
4.600%, 09/01/29 (b)	2,100,000	2,045,631
WRKCo, Inc.
3.000%, 06/15/33 (b)	600,000	502,392
4.200%, 06/01/32	2,100,000	1,958,082
		4,506,105
Pharmaceuticals — 1.4%
AbbVie, Inc.
4.050%, 11/21/39	6,900,000	5,897,430
4.400%, 11/06/42	1,100,000	951,775
5.400%, 03/15/54 (b)	1,500,000	1,445,700
Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
AstraZeneca PLC
4.000%, 09/18/42	1,200,000	$993,912
Becton Dickinson & Co.
4.669%, 06/06/47	2,000,000	1,708,720
Bristol-Myers Squibb Co.
3.400%, 07/26/29	1,000,000	942,140
5.200%, 02/22/34 (b)	5,900,000	5,882,890
5.550%, 02/22/54 (b)	1,500,000	1,456,995
Cardinal Health, Inc.
3.410%, 06/15/27 (b)	800,000	774,960
CVS Health Corp.
4.300%, 03/25/28 (b)	544,000	527,180
4.780%, 03/25/38	1,500,000	1,297,290
5.050%, 03/25/48	1,500,000	1,238,310
5.125%, 07/20/45	900,000	757,368
6.000%, 06/01/44	6,100,000	5,763,829
Eli Lilly & Co.
4.600%, 08/14/34 (b)	1,000,000	960,390
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28 (b)	1,000,000	975,380
Johnson & Johnson
3.700%, 03/01/46 (b)	1,000,000	787,440
5.950%, 08/15/37 (b)	910,000	978,441
Merck & Co., Inc.
3.400%, 03/07/29 (b)	6,300,000	5,990,544
6.550%, 09/15/37	1,000,000	1,108,490
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	300,000	313,176
Novartis Capital Corp.
2.200%, 08/14/30 (b)	1,900,000	1,661,569
Pfizer Investment Enterprises Pte. Ltd.
5.110%, 05/19/43 (b)	6,300,000	5,913,180
5.340%, 05/19/63	2,000,000	1,833,660
Pfizer, Inc.
3.600%, 09/15/28	2,100,000	2,031,540
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26 (b)	800,000	782,096
		52,974,405
Pipelines — 0.9%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	220,000	258,531
Enbridge Energy Partners LP
5.875%, 10/15/25	500,000	502,655
Enbridge, Inc.
5.950%, 04/05/54 (b)	1,500,000	1,485,555
Energy Transfer LP
5.150%, 03/15/45	2,600,000	2,276,482
6.050%, 09/01/54 (b)	3,500,000	3,426,815
Enterprise Products Operating LLC
3.200%, 02/15/52	1,100,000	715,462
3.950%, 02/15/27 (b)	1,300,000	1,281,189
Kinder Morgan Energy Partners LP
6.500%, 02/01/37	2,000,000	2,090,900
MPLX LP
4.000%, 03/15/28 (b)	4,600,000	4,458,458
See accompanying notes to financial statements.
BHFTII-233

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX LP
5.200%, 03/01/47	1,000,000	$888,130
ONEOK, Inc.
3.100%, 03/15/30 (b)	1,100,000	996,930
5.700%, 11/01/54 (b)	4,600,000	4,335,362
Sabine Pass Liquefaction LLC
5.875%, 06/30/26	1,600,000	1,615,184
Targa Resources Corp.
6.150%, 03/01/29 (b)	3,400,000	3,527,160
TransCanada PipeLines Ltd.
6.200%, 10/15/37	1,800,000	1,853,190
Western Midstream Operating LP
4.050%, 02/01/30 (b)	1,100,000	1,031,492
Williams Cos., Inc.
3.750%, 06/15/27	1,500,000	1,461,540
		32,205,035
Real Estate Investment Trusts — 0.9%
Alexandria Real Estate Equities, Inc.
3.550%, 03/15/52 (b)	1,100,000	747,582
American Tower Corp.
3.800%, 08/15/29 (b)	4,700,000	4,447,140
5.900%, 11/15/33	900,000	926,820
AvalonBay Communities, Inc.
2.300%, 03/01/30	200,000	175,718
5.350%, 06/01/34 (b)	2,000,000	2,006,340
Boston Properties LP
5.750%, 01/15/35 (b)	2,000,000	1,960,780
Brixmor Operating Partnership LP
4.050%, 07/01/30 (b)	900,000	849,546
Crown Castle, Inc.
3.800%, 02/15/28	1,500,000	1,443,180
Digital Realty Trust LP
3.700%, 08/15/27 (b)	1,500,000	1,459,560
Equinix, Inc.
3.200%, 11/18/29 (b)	700,000	643,335
ERP Operating LP
3.000%, 07/01/29 (b)	1,000,000	922,490
Essex Portfolio LP
3.000%, 01/15/30	1,000,000	904,180
Extra Space Storage LP
5.400%, 02/01/34 (b)	2,000,000	1,983,120
GLP Capital LP/GLP Financing II, Inc.
5.625%, 09/15/34 (b)	2,000,000	1,962,460
Healthpeak OP LLC
3.500%, 07/15/29	900,000	842,661
NNN REIT, Inc.
2.500%, 04/15/30 (b)	1,000,000	874,890
Prologis LP
3.375%, 12/15/27	500,000	483,615
5.000%, 03/15/34 (b)	1,000,000	975,870
Public Storage Operating Co.
3.094%, 09/15/27 (b)	500,000	480,800
Realty Income Corp.
5.125%, 02/15/34 (b)	1,000,000	979,910
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Simon Property Group LP
3.300%, 01/15/26	1,800,000	$1,775,412
4.750%, 09/26/34 (b)	3,100,000	2,935,948
Sun Communities Operating LP
5.700%, 01/15/33	700,000	696,003
Ventas Realty LP
5.625%, 07/01/34	2,000,000	2,011,140
Welltower OP LLC
4.000%, 06/01/25 (b)	750,000	747,210
		33,235,710
Retail — 0.7%
Home Depot, Inc.
3.000%, 04/01/26 (b)	1,800,000	1,767,996
4.250%, 04/01/46	2,000,000	1,661,300
4.750%, 06/25/29 (b)	4,000,000	4,005,320
Lowe's Cos., Inc.
4.050%, 05/03/47 (b)	6,400,000	4,957,696
4.250%, 04/01/52 (b)	1,100,000	857,263
5.625%, 04/15/53 (b)	1,000,000	962,430
McDonald's Corp.
4.875%, 12/09/45 (b)	1,500,000	1,345,065
5.200%, 05/17/34	2,900,000	2,926,071
Starbucks Corp.
3.550%, 08/15/29 (b)	1,000,000	946,520
Target Corp.
2.650%, 09/15/30 (b)	1,400,000	1,248,338
Walmart, Inc.
1.800%, 09/22/31 (b)	3,600,000	3,004,344
3.900%, 09/09/25 (b)	1,000,000	996,240
4.050%, 06/29/48 (b)	900,000	737,262
		25,415,845
Semiconductors — 0.7%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	1,600,000	1,306,416
4.300%, 11/15/32	1,700,000	1,603,780
4.800%, 10/15/34 (b)	6,200,000	5,982,256
Intel Corp.
4.750%, 03/25/50 (b)	1,800,000	1,391,544
4.900%, 08/05/52 (b)	1,000,000	786,650
5.150%, 02/21/34 (b)	5,100,000	4,892,583
NVIDIA Corp.
2.850%, 04/01/30 (b)	1,100,000	1,006,610
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.400%, 05/01/30 (b)	1,100,000	1,011,197
QUALCOMM, Inc.
1.650%, 05/20/32 (b)	2,333,000	1,858,794
Texas Instruments, Inc.
2.250%, 09/04/29 (b)	1,000,000	897,610
TSMC Arizona Corp.
4.250%, 04/22/32	5,200,000	4,965,844
		25,703,284
See accompanying notes to financial statements.
BHFTII-234

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Software — 0.6%
Fidelity National Information Services, Inc.
1.150%, 03/01/26	1,000,000	$959,110
Fiserv, Inc.
5.625%, 08/21/33	1,500,000	1,526,865
Microsoft Corp.
3.300%, 02/06/27 (b)	5,100,000	4,990,962
4.250%, 02/06/47 (b)	2,000,000	1,771,520
Oracle Corp.
2.875%, 03/25/31	3,000,000	2,634,990
2.950%, 04/01/30 (b)	1,200,000	1,083,000
3.600%, 04/01/40	7,600,000	5,931,420
3.850%, 04/01/60	2,100,000	1,435,665
Salesforce, Inc.
2.900%, 07/15/51	1,000,000	637,490
		20,971,022
Telecommunications — 1.0%
America Movil SAB de CV
2.875%, 05/07/30	1,000,000	891,760
AT&T, Inc.
3.500%, 06/01/41 (b)	7,700,000	5,894,273
3.500%, 09/15/53 (b)	1,221,000	823,418
3.650%, 09/15/59	2,686,000	1,777,085
4.100%, 02/15/28 (b)	1,687,000	1,649,194
7.125%, 12/15/31	100,000	108,597
Bell Telephone Co. of Canada or Bell Canada
5.200%, 02/15/34 (b)	1,000,000	974,820
Cisco Systems, Inc.
4.850%, 02/26/29 (b)	3,000,000	3,019,020
5.500%, 01/15/40 (b)	1,000,000	1,005,930
Deutsche Telekom International Finance BV
8.750%, 06/15/30	300,000	348,543
Orange SA
5.500%, 02/06/44 (b)	500,000	484,435
Rogers Communications, Inc.
2.900%, 11/15/26 (b)	1,100,000	1,062,248
Telefonica Emisiones SA
4.103%, 03/08/27	900,000	885,285
T-Mobile USA, Inc.
2.550%, 02/15/31	2,200,000	1,890,592
3.300%, 02/15/51	1,500,000	989,820
3.875%, 04/15/30	4,800,000	4,515,936
4.750%, 02/01/28 (b)	1,000,000	993,810
Verizon Communications, Inc.
3.400%, 03/22/41	7,800,000	5,904,366
3.550%, 03/22/51 (b)	1,000,000	705,080
4.812%, 03/15/39	1,927,000	1,773,861
Vodafone Group PLC
6.150%, 02/27/37	1,000,000	1,049,670
		36,747,743
Transportation — 0.5%
Burlington Northern Santa Fe LLC
4.150%, 04/01/45	1,900,000	1,563,472
Canadian National Railway Co.
4.450%, 01/20/49 (b)	400,000	340,580
Security Description	Principal Amount*	Value

Transportation—(Continued)
Canadian Pacific Railway Co.
2.450%, 12/02/31 (b)	1,100,000	$938,113
CSX Corp.
4.100%, 03/15/44 (b)	3,100,000	2,540,915
6.150%, 05/01/37	800,000	849,880
FedEx Corp.
4.550%, 04/01/46	1,000,000	832,860
Norfolk Southern Corp.
2.550%, 11/01/29 (b)	1,000,000	901,240
5.590%, 05/17/25	28,000	28,050
Ryder System, Inc.
5.375%, 03/15/29 (b)	3,000,000	3,035,850
Union Pacific Corp.
2.891%, 04/06/36	1,200,000	967,368
3.200%, 05/20/41 (b)	3,400,000	2,545,444
3.250%, 02/05/50 (b)	1,300,000	885,248
United Parcel Service, Inc.
4.450%, 04/01/30 (b)	1,600,000	1,580,496
		17,009,516
Trucking & Leasing — 0.1%
GATX Corp.
5.450%, 09/15/33 (b)	2,500,000	2,506,225
Water — 0.0%
American Water Capital Corp.
3.750%, 09/01/28 (b)	900,000	865,602
Total Corporate Bonds & Notes (Cost $1,009,709,760)		950,844,812

Foreign Government—1.5%
Banks — 0.0%
Korea Development Bank
4.500%, 02/15/29	1,500,000	1,482,825
Regional Government — 0.3%
Province of Alberta
1.000%, 05/20/25 (b)	1,500,000	1,480,215
Province of British Columbia
1.300%, 01/29/31 (b)	1,000,000	819,870
Province of Ontario
4.200%, 01/18/29 (b)	3,000,000	2,954,820
Province of Quebec
2.500%, 04/20/26	2,000,000	1,949,600
4.250%, 09/05/34 (b)	4,200,000	3,972,402
		11,176,907
Sovereign — 1.2%
Canada Government International Bonds
1.625%, 01/22/25	1,000,000	998,450
Chile Government International Bonds
2.550%, 07/27/33	1,300,000	1,048,216
3.100%, 01/22/61	1,200,000	708,012
3.500%, 01/25/50	1,000,000	690,530
See accompanying notes to financial statements.
BHFTII-235

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Foreign Government—(Continued)
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Export Development Canada
4.125%, 02/13/29 (b)	1,500,000	$1,480,425
Export-Import Bank of Korea
4.000%, 09/11/29 (b)	2,100,000	2,030,679
Indonesia Government International Bonds
3.050%, 03/12/51	1,100,000	712,602
3.850%, 10/15/30	700,000	652,995
4.350%, 01/11/48 (b)	1,200,000	1,005,864
4.550%, 01/11/28	2,000,000	1,967,600
Israel Government AID Bonds
5.500%, 09/18/33	200,000	208,498
Israel Government International Bonds
4.125%, 01/17/48	1,000,000	758,220
Japan Bank for International Cooperation
2.750%, 11/16/27 (b)	4,000,000	3,806,760
4.625%, 07/19/28	1,600,000	1,604,160
Mexico Government International Bonds
2.659%, 05/24/31	1,200,000	972,672
4.600%, 01/23/46	1,100,000	795,652
4.750%, 03/08/44	900,000	683,604
5.750%, 10/12/2110	1,000,000	766,660
6.350%, 02/09/35 (b)	5,000,000	4,883,050
6.750%, 09/27/34	1,050,000	1,062,726
Oriental Republic of Uruguay
5.250%, 09/10/60	2,200,000	2,005,124
Panama Government International Bonds
3.875%, 03/17/28	900,000	830,295
7.875%, 03/01/57 (b)	2,900,000	2,798,123
Peru Government International Bonds
5.875%, 08/08/54	1,000,000	951,310
8.750%, 11/21/33	1,450,000	1,724,630
Philippines Government International Bonds
3.950%, 01/20/40	1,100,000	914,375
4.375%, 03/05/30	2,000,000	1,931,160
5.000%, 01/13/37 (b)	1,740,000	1,677,917
Republic of Italy Government International Bonds
2.875%, 10/17/29	1,000,000	904,530
Republic of Poland Government International Bonds
3.250%, 04/06/26 (b)	1,000,000	982,270
5.500%, 03/18/54	2,100,000	1,931,286
Svensk Exportkredit AB
0.625%, 05/14/25	1,000,000	985,940
Uruguay Government International Bonds
4.375%, 10/27/27	900,000	891,252
		45,365,587
Total Foreign Government (Cost $61,769,279)		58,025,319

Mortgage-Backed Securities—0.8%
Commercial Mortgage-Backed Securities — 0.8%
Bank
2.556%, 05/15/64	500,000	428,545
2.758%, 09/15/62	161,892	147,390
3.538%, 11/15/54	2,900,000	2,785,366
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Bank
4.407%, 11/15/61 (a)	881,000	$860,332
5.355%, 10/15/57 (a)	650,000	640,239
6.106%, 06/15/57 (a)	1,000,000	1,034,274
6.356%, 06/15/57 (a)	400,000	417,863
Bank5
5.769%, 06/15/57	1,400,000	1,433,942
6.255%, 09/15/56	2,558,558	2,643,835
6.260%, 04/15/56 (a)	1,000,000	1,033,895
BBCMS Mortgage Trust
3.662%, 04/15/55 (a)	730,000	656,419
4.600%, 06/15/55 (a)	4,000,000	3,752,312
5.829%, 05/15/57	700,000	728,815
5.943%, 05/15/57 (a)	560,000	570,392
6.094%, 05/15/57 (a)	700,000	727,662
Benchmark Mortgage Trust
3.666%, 01/15/51 (a)	915,000	883,349
6.228%, 05/15/56 (a)	1,500,000	1,561,007
6.363%, 07/15/56 (a)	3,500,000	3,629,130
BMO Mortgage Trust
6.341%, 07/15/57 (a)	650,000	680,361
CD Mortgage Trust
3.631%, 02/10/50	950,000	896,902
CFCRE Commercial Mortgage Trust
3.585%, 12/10/54	787,393	764,416
GS Mortgage Securities Trust
2.658%, 02/13/53	2,200,000	1,966,323
Wells Fargo Commercial Mortgage Trust
2.092%, 07/15/53	450,000	379,097
Total Mortgage-Backed Securities (Cost $29,012,412)		28,621,866

Asset-Backed Securities—0.4%
Asset-Backed - Automobile — 0.2%
CarMax Auto Owner Trust
5.260%, 02/15/29	3,110,000	3,147,472
Carvana Auto Receivables Trust
5.210%, 06/10/30	4,000,000	4,037,268
Ford Credit Auto Owner Trust
4.610%, 08/15/29	550,000	549,872
Santander Drive Auto Receivables Trust
5.930%, 07/17/28	2,000,000	2,021,625
		9,756,237
Asset-Backed - Credit Card — 0.2%
American Express Credit Account Master Trust
5.150%, 09/15/30	3,000,000	3,053,724
Capital One Multi-Asset Execution Trust
2.060%, 08/15/28	1,865,000	1,794,622
4.420%, 05/15/28	1,000,000	999,843
See accompanying notes to financial statements.
BHFTII-236

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—(Continued)
WF Card Issuance Trust
4.290%, 10/15/29	675,000	$670,697
		6,518,886
Total Asset-Backed Securities (Cost $16,473,463)		16,275,123

Municipals—0.4%
Chicago O'Hare International Airport
4.572%, 01/01/54	395,000	345,633
Dallas Fort Worth International Airport
4.507%, 11/01/51	2,500,000	2,166,724
Louisiana Local Government Environmental Facilities & Community Development Authority
5.198%, 12/01/39	1,000,000	989,613
Municipal Electric Authority of Georgia
6.637%, 04/01/57	1,878,000	2,003,789
New Jersey Turnpike Authority
7.414%, 01/01/40	1,000,000	1,145,597
New York City Municipal Water Finance Authority
5.440%, 06/15/43	300,000	283,790
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,500,000	1,259,988
Regents of the University of California Medical Center Pooled Revenue
3.006%, 05/15/50	1,000,000	653,666
State of California, General Obligation Unlimited
4.500%, 08/01/29	4,000,000	3,992,614
7.300%, 10/01/39	1,200,000	1,366,327
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	1,157,647	1,141,313
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41	450,000	443,154
Total Municipals (Cost $17,381,121)		15,792,208

Short-Term Investments—0.4%
U.S. Treasury—0.4%
U.S. Treasury Bills
3.744%, 01/09/25 (c)	11,200,000	11,190,823
3.779%, 01/09/25 (c)	4,400,000	4,396,395
Total Short-Term Investments (Cost $15,585,575)		15,587,218

Securities Lending Reinvestments (d)—8.2%
Certificates of Deposit—1.0%
Bank of America NA
4.650%, SOFR + 0.190%, 01/03/25 (a)	2,000,000	2,000,000
5.410%, 01/03/25	2,000,000	2,000,164
Bank of Montreal
4.810%, SOFR + 0.350%, 07/14/25 (a)	2,000,000	1,999,997
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (a)	2,000,000	1,999,979
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Bank of Nova Scotia
4.680%, SOFR + 0.310%, 03/19/25 (a)	2,000,000	$1,999,984
4.710%, SOFR + 0.340%, 05/02/25 (a)	2,000,000	2,000,568
Barclays Bank PLC (NY)
4.840%, SOFR + 0.380%, 02/10/25 (a)	3,000,000	3,000,198
Credit Industriel et Commercial
Zero Coupon, 05/12/25	1,000,000	983,670
Mizuho Bank Ltd.
4.690%, SOFR + 0.230%, 05/09/25 (a)	2,000,000	1,999,794
Royal Bank of Canada
4.710%, SOFR + 0.340%, 05/08/25 (a)	2,000,000	2,000,694
Skandinaviska Enskilda Banken AB
4.760%, SOFR + 0.300%, 02/06/25 (a)	1,000,000	1,000,114
Standard Chartered Bank
4.730%, SOFR + 0.360%, 01/23/25 (a)	1,000,000	999,998
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (a)	1,000,000	1,000,022
Sumitomo Mitsui Trust Bank Ltd.
4.520%, SOFR + 0.150%, 03/05/25 (a)	1,000,000	999,748
Svenska Handelsbanken AB
4.760%, SOFR + 0.300%, 02/06/25 (a)	1,000,000	1,000,142
4.810%, SOFR + 0.350%, 01/17/25 (a)	2,000,000	2,000,194
Toronto-Dominion Bank
4.800%, SOFR + 0.340%, 05/09/25 (a)	3,000,000	2,999,950
4.840%, SOFR + 0.380%, 01/08/25 (a)	3,000,000	2,999,985
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (a)	3,000,000	3,001,560
		35,986,761
Commercial Paper—0.3%
Chesham Finance Ltd./Chesham Finance LLC
4.330%, 01/03/25	5,000,000	4,999,398
Ionic Funding LLC
4.640%, 01/23/25	3,000,000	2,991,234
Macquarie Bank Ltd.
4.680%, SOFR + 0.220%, 02/13/25 (a)	3,000,000	3,000,177
		10,990,809
Repurchase Agreements—5.6%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $8,001,978; collateralized by various Common Stock with an aggregate market value of $8,908,067	8,000,000	8,000,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $17,254,274; collateralized by various Common Stock with an aggregate market value of $19,208,021	17,250,000	17,250,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $15,003,758; collateralized by various Common Stock with an aggregate market value of $16,702,627	15,000,000	15,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/24 at 4.680%, due on 04/07/25 with a maturity value of $21,264,810; collateralized by various Common Stock with an aggregate market value of $23,401,104	21,000,000	21,000,000
See accompanying notes to financial statements.
BHFTII-237

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (d)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $10,002,278; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $10,200,000	10,000,000	$10,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $1,024,299	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $6,152,907; collateralized by various Common Stock with an aggregate market value of $6,600,001	6,000,000	6,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $4,719,263; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $4,812,472	4,718,110	4,718,110
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.390%, due on 01/02/25 with a maturity value of $10,002,439; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 05/15/25 - 02/15/34, and an aggregate market value of $10,242,730	10,000,000	10,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $3,000,753; collateralized by various Common Stock with an aggregate market value of $3,346,319	3,000,000	3,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $20,517,778; collateralized by various Common Stock with an aggregate market value of $22,865,283	20,500,000	20,500,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $31,207,835; collateralized by various Common Stock with an aggregate market value of $34,801,722	31,200,000	31,200,000
NatWest Markets Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $10,002,472; collateralized by U.S. Treasury Obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 03/15/27 - 07/31/29, and an aggregate market value of $10,202,522	10,000,000	10,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/24 at 4.570%, due on 01/07/25 with a maturity value of $5,004,443; collateralized by various Common Stock with an aggregate market value of $5,577,432	5,000,000	5,000,000
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,000,494; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $2,040,003	2,000,000	$2,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $8,035,778; collateralized by various Common Stock with an aggregate market value of $8,890,025	8,000,000	8,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $34,508,491; collateralized by various Common Stock with an aggregate market value of $37,959,341	34,500,000	34,500,000
		207,168,110
Time Deposits—0.3%
First Abu Dhabi Bank USA NV
4.320%, 01/02/25	10,000,000	10,000,000
National Bank of Canada
4.400%, OBFR + 0.070%, 01/07/25 (a)	2,000,000	2,000,000
		12,000,000

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (e)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (e)	4,000,000	4,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (e)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (e)	5,000,000	5,000,000
		39,000,000
Total Securities Lending Reinvestments (Cost $305,143,563)		305,145,680
Total Investments—107.6% (Cost $4,251,736,789)		4,016,609,034
Other assets and liabilities (net)—(7.6)%		(284,831,532)
Net Assets—100.0%		$3,731,777,502

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	All or a portion of the security was held on loan. As of December 31, 2024, the market value
See accompanying notes to financial statements.
BHFTII-238

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024

of securities loaned was $360,985,623 and the collateral received consisted of cash in the amount of $305,130,458 and non-cash collateral with a value of $71,834,627. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$1,306,416, which is 0.0% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,640,799,992	$649,114,868	$307 ,153,977	$125,212,798
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
U.S. Treasury & Government Agencies	$(45,122,582)	$—	$—	$—	$(45,122,582)
Corporate Bonds & Notes	(242,684,743)	—	—	—	(242,684,743)
Foreign Government	(17,323,133)	—	—	—	(17,323,133)
Total Borrowings	$(305,130,458)	$—	$—	$—	$(305,130,458)
Gross amount of recognized liabilities for securities lending transactions					$(305,130,458)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,626,316,808	$—	$2,626,316,808
Total Corporate Bonds & Notes*	—	950,844,812	—	950,844,812
Total Foreign Government*	—	58,025,319	—	58,025,319
Total Mortgage-Backed Securities*	—	28,621,866	—	28,621,866
Total Asset-Backed Securities*	—	16,275,123	—	16,275,123
Total Municipals*	—	15,792,208	—	15,792,208
Total Short-Term Investments*	—	15,587,218	—	15,587,218
Securities Lending Reinvestments
Certificates of Deposit	—	35,986,761	—	35,986,761
Commercial Paper	—	10,990,809	—	10,990,809
Repurchase Agreements	—	207,168,110	—	207,168,110
Time Deposits	—	12,000,000	—	12,000,000
Mutual Funds	39,000,000	—	—	39,000,000
Total Securities Lending Reinvestments	39,000,000	266,145,680	—	305,145,680
Total Investments	$39,000,000	$3,977,609,034	$—	$4,016,609,034
Collateral for Securities Loaned (Liability)	$—	$(305,130,458)	$—	$(305,130,458)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTII-239

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Schedule of Investments as of December 31, 2024
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$4,271,640,620
Gross unrealized appreciation	21,008,307
Gross unrealized (depreciation)	(276,039,893)
Net unrealized appreciation (depreciation)	$(255,031,586)
See accompanying notes to financial statements.
BHFTII-240

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$4,016,609,034
Cash	57,460
Receivable for:
Investments sold	16,943,791
Fund shares sold	2,758,048
Interest	29,396,853
Prepaid expenses	6,483
Total Assets	4,065,771,669
Liabilities
Collateral for securities loaned	305,130,458
Payable for:
Investments purchased	24,724,254
Fund shares redeemed	2,618,725
Accrued Expenses:
Management fees	760,016
Distribution and service fees	193,823
Deferred trustees’ fees	210,399
Other expenses	356,492
Total Liabilities	333,994,167
Net Assets	$3,731,777,502
Net Assets Consist of:
Paid in surplus	$4,072,782,433
Distributable earnings (Accumulated losses)	(341,004,931)
Net Assets	$3,731,777,502
Net Assets
Class A	$2,870,972,456
Class B	515,937,815
Class E	34,789,843
Class G	310,077,388
Capital Shares Outstanding*
Class A	308,397,964
Class B	56,789,452
Class E	3,759,411
Class G	34,309,203
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.31
Class B	9.09
Class E	9.25
Class G	9.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,251,736,789.
(b)	Includes securities loaned at value of $360,985,623.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Interest	$72,120,205
Securities lending income	488,060
Total investment income	72,608,265
Expenses
Management fees	5,209,953
Administration fees	97,483
Custodian and accounting fees	193,912
Distribution and service fees—Class B	1,344,007
Distribution and service fees—Class E	53,434
Distribution and service fees—Class G	946,495
Audit and tax services	74,757
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	154,902
Insurance	16,846
Miscellaneous	22,943
Total expenses	8,234,515
Less management fee waiver	(149,725)
Net expenses	8,084,790
Net Investment Income	64,523,475
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(26,311,257)
Net change in unrealized appreciation (depreciation) on investments	(29,367,520)
Net realized and unrealized gain (loss)	(55,678,777)
Net Increase (Decrease) in Net Assets From Operations	$8,844,698
See accompanying notes to financial statements.
BHFTII-241

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$64,523,475	$49,398,473
Net realized gain (loss)	(26,311,257)	(40,274,594)
Net change in unrealized appreciation (depreciation)	(29,367,520)	85,471,839
Increase (decrease) in net assets from operations	8,844,698	94,595,718
From Distributions to Shareholders
Class A	(30,762,993)	(30,657,427)
Class B	(15,611,186)	(14,954,075)
Class E	(1,048,505)	(1,016,630)
Class G	(9,086,954)	(8,357,490)
Total distributions	(56,509,638)	(54,985,622)
Increase (decrease) in net assets from capital share transactions	1,863,807,073	(130,112,805)
Total increase (decrease) in net assets	1,816,142,133	(90,502,709)
Net Assets
Beginning of period	1,915,635,369	2,006,138,078
End of period	$3,731,777,502	$1,915,635,369

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	209,594,018	$1,957,940,046	4,721,634	$43,799,697
Reinvestments	3,354,743	30,762,993	3,328,711	30,657,427
Redemptions	(10,209,170)	(95,856,741)	(19,544,626)	(180,944,991)
Net increase (decrease)	202,739,591	$1,892,846,298	(11,494,281)	$(106,487,867)
Class B
Sales	3,609,193	$33,014,352	2,686,265	$24,464,391
Reinvestments	1,742,320	15,611,186	1,661,564	14,954,075
Redemptions	(8,242,317)	(75,641,582)	(6,960,851)	(63,034,199)
Net increase (decrease)	(2,890,804)	$(27,016,044)	(2,613,022)	$(23,615,733)
Class E
Sales	296,501	$2,756,490	224,758	$2,079,861
Reinvestments	114,968	1,048,505	110,986	1,016,630
Redemptions	(508,388)	(4,739,980)	(536,571)	(4,946,627)
Net increase (decrease)	(96,919)	$(934,985)	(200,827)	$(1,850,136)
Class G
Sales	2,623,393	$23,899,736	2,987,202	$27,014,122
Reinvestments	1,019,860	9,086,954	932,756	8,357,490
Redemptions	(3,730,610)	(34,074,886)	(3,730,199)	(33,530,681)
Net increase (decrease)	(87,357)	$(1,088,196)	189,759	$1,840,931
Increase (decrease) derived from capital shares transactions		$1,863,807,073		$(130,112,805)
See accompanying notes to financial statements.
BHFTII-242

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.52	$9.32	$11.04	$11.55	$11.10
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31	0.25	0.21	0.19	0.24
Net realized and unrealized gain (loss)	(0.23)	0.23	(1.65)	(0.41)	0.56
Total income (loss) from investment operations	0.08	0.48	(1.44)	(0.22)	0.80
Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.28)	(0.29)	(0.35)
Total distributions	(0.29)	(0.28)	(0.28)	(0.29)	(0.35)
Net Asset Value, End of Period	$9.31	$9.52	$9.32	$11.04	$11.55
Total Return (%) (b)	0.89	5.20	(13.09)	(1.93)	7.21
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.28	0.28	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	3.26	2.67	2.13	1.69	2.12
Portfolio turnover rate (%)	20	17	15	28	34
Net assets, end of period (in millions)	$2,871.0	$1,006.1	$1,091.7	$1,469.1	$1,613.2

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.30	$9.10	$10.78	$11.29	$10.85
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.22	0.18	0.16	0.21
Net realized and unrealized gain (loss)	(0.20)	0.23	(1.61)	(0.41)	0.55
Total income (loss) from investment operations	0.06	0.45	(1.43)	(0.25)	0.76
Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.25)	(0.26)	(0.32)
Total distributions	(0.27)	(0.25)	(0.25)	(0.26)	(0.32)
Net Asset Value, End of Period	$9.09	$9.30	$9.10	$10.78	$11.29
Total Return (%) (b)	0.64	5.03	(13.31)	(2.22)	7.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.53	0.53	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	2.88	2.42	1.87	1.44	1.88
Portfolio turnover rate (%)	20	17	15	28	34
Net assets, end of period (in millions)	$515.9	$554.8	$566.9	$755.3	$793.0
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-243

Brighthouse Funds Trust II
MetLife Aggregate Bond Index Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.46	$9.26	$10.97	$11.48	$11.03
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.23	0.19	0.17	0.23
Net realized and unrealized gain (loss)	(0.21)	0.23	(1.64)	(0.41)	0.55
Total income (loss) from investment operations	0.07	0.46	(1.45)	(0.24)	0.78
Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.33)
Total distributions	(0.28)	(0.26)	(0.26)	(0.27)	(0.33)
Net Asset Value, End of Period	$9.25	$9.46	$9.26	$10.97	$11.48
Total Return (%) (b)	0.74	5.05	(13.25)	(2.08)	7.10
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	2.99	2.52	1.98	1.54	1.98
Portfolio turnover rate (%)	20	17	15	28	34
Net assets, end of period (in millions)	$34.8	$36.5	$37.6	$48.2	$49.7

	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.25	$9.06	$10.73	$11.24	$10.81
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.21	0.18	0.15	0.20
Net realized and unrealized gain (loss)	(0.21)	0.23	(1.61)	(0.40)	0.54
Total income (loss) from investment operations	0.05	0.44	(1.43)	(0.25)	0.74
Less Distributions
Distributions from net investment income	(0.26)	(0.25)	(0.24)	(0.26)	(0.31)
Total distributions	(0.26)	(0.25)	(0.24)	(0.26)	(0.31)
Net Asset Value, End of Period	$9.04	$9.25	$9.06	$10.73	$11.24
Total Return (%) (b)	0.61	4.90	(13.33)	(2.26)	6.89
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	2.84	2.38	1.83	1.39	1.82
Portfolio turnover rate (%)	20	17	15	28	34
Net assets, end of period (in millions)	$310.1	$318.2	$309.9	$383.5	$390.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-244

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.3%
BWX Technologies, Inc.	37,561	$4,183,920
Curtiss-Wright Corp.	15,587	5,531,358
Hexcel Corp.	33,271	2,086,092
Woodward, Inc. (a)	24,505	4,078,122
		15,879,492
Air Freight & Logistics — 0.2%
GXO Logistics, Inc. (b)	49,077	2,134,849
Automobile Components — 0.8%
Autoliv, Inc.	29,759	2,791,097
Gentex Corp. (a)	93,417	2,683,870
Goodyear Tire & Rubber Co. (a) (b)	117,031	1,053,279
Lear Corp. (a)	22,320	2,113,704
Visteon Corp. (b)	11,344	1,006,440
		9,648,390
Automobiles — 0.3%
Harley-Davidson, Inc. (a)	47,069	1,418,189
Thor Industries, Inc. (a)	21,811	2,087,531
		3,505,720
Banks — 6.3%
Associated Banc-Corp.	66,096	1,579,694
Bank OZK	43,336	1,929,752
Cadence Bank	75,154	2,589,055
Columbia Banking System, Inc.	86,064	2,324,589
Comerica, Inc.	54,019	3,341,075
Commerce Bancshares, Inc. (a)	50,325	3,135,751
Cullen/Frost Bankers, Inc. (a)	26,342	3,536,413
East West Bancorp, Inc. (a)	56,942	5,452,766
First Financial Bankshares, Inc.	52,830	1,904,522
First Horizon Corp.	217,754	4,385,566
Flagstar Financial, Inc. (a)	124,471	1,161,314
FNB Corp.	147,700	2,183,006
Glacier Bancorp, Inc. (a)	46,578	2,339,147
Hancock Whitney Corp.	35,349	1,934,297
Home BancShares, Inc.	75,940	2,149,102
International Bancshares Corp.	21,972	1,387,752
Old National Bancorp (a)	131,017	2,843,724
Pinnacle Financial Partners, Inc. (a)	31,436	3,595,964
Prosperity Bancshares, Inc.	39,130	2,948,446
SouthState Corp. (a)	31,337	3,117,405
Synovus Financial Corp.	58,188	2,980,971
Texas Capital Bancshares, Inc. (b)	18,981	1,484,314
UMB Financial Corp. (a)	18,240	2,058,566
United Bankshares, Inc. (a)	55,411	2,080,683
Valley National Bancorp	195,016	1,766,845
Webster Financial Corp.	70,406	3,887,819
Western Alliance Bancorp	44,800	3,742,592
Wintrust Financial Corp.	27,312	3,406,080
Zions Bancorp NA	60,672	3,291,456
		78,538,666
Beverages — 0.5%
Boston Beer Co., Inc. - Class A (b)	3,535	1,060,429
Security Description	Shares	Value
Beverages—(Continued)
Celsius Holdings, Inc. (a) (b)	64,681	$1,703,698
Coca-Cola Consolidated, Inc.	2,422	3,051,696
		5,815,823
Biotechnology — 2.7%
Arrowhead Pharmaceuticals, Inc. (a) (b)	51,062	959,965
BioMarin Pharmaceutical, Inc. (b)	78,282	5,145,476
Cytokinetics, Inc. (a) (b)	48,474	2,280,217
Exelixis, Inc. (b)	117,301	3,906,123
Halozyme Therapeutics, Inc. (b)	52,258	2,498,455
Neurocrine Biosciences, Inc. (b)	41,587	5,676,625
Roivant Sciences Ltd. (b)	176,413	2,086,966
Sarepta Therapeutics, Inc. (b)	39,235	4,770,584
United Therapeutics Corp. (b)	18,338	6,470,380
		33,794,791
Broadline Retail — 0.5%
Macy's, Inc.	113,931	1,928,852
Nordstrom, Inc.	39,795	961,049
Ollie's Bargain Outlet Holdings, Inc. (a) (b)	25,199	2,765,086
		5,654,987
Building Products — 2.5%
AAON, Inc.	27,710	3,260,913
Advanced Drainage Systems, Inc. (a)	28,982	3,350,319
Carlisle Cos., Inc.	18,567	6,848,252
Fortune Brands Innovations, Inc.	51,025	3,486,538
Owens Corning	35,236	6,001,396
Simpson Manufacturing Co., Inc.	17,319	2,872,010
Trex Co., Inc. (a) (b)	44,009	3,037,941
UFP Industries, Inc.	24,943	2,809,829
		31,667,198
Capital Markets — 3.6%
Affiliated Managers Group, Inc.	12,415	2,295,782
Carlyle Group, Inc. (a)	86,681	4,376,524
Evercore, Inc. - Class A	14,543	4,031,174
Federated Hermes, Inc.	32,004	1,315,684
Hamilton Lane, Inc. - Class A	17,157	2,540,094
Houlihan Lokey, Inc. (a)	22,011	3,822,430
Interactive Brokers Group, Inc. - Class A	44,722	7,901,036
Janus Henderson Group PLC	52,245	2,221,980
Jefferies Financial Group, Inc.	66,683	5,227,947
Morningstar, Inc.	11,098	3,737,362
SEI Investments Co.	40,241	3,319,078
Stifel Financial Corp.	42,041	4,459,709
		45,248,800
Chemicals — 1.9%
Arcadium Lithium PLC (a) (b)	441,815	2,266,511
Ashland, Inc.	20,057	1,433,273
Avient Corp.	37,527	1,533,353
Axalta Coating Systems Ltd. (b)	89,569	3,065,051
Cabot Corp. (a)	22,519	2,056,210
Chemours Co. (a)	61,370	1,037,153
See accompanying notes to financial statements.
BHFTII-245

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Chemicals—(Continued)
NewMarket Corp.	3,153	$1,665,888
Olin Corp.	47,891	1,618,716
RPM International, Inc.	52,864	6,505,444
Scotts Miracle-Gro Co. (a)	17,504	1,161,215
Westlake Corp.	13,745	1,575,864
		23,918,678
Commercial Services & Supplies — 1.6%
Brink's Co.	17,926	1,662,995
Clean Harbors, Inc. (b)	20,811	4,789,444
MSA Safety, Inc.	16,147	2,676,688
RB Global, Inc.	75,748	6,833,227
Tetra Tech, Inc.	109,964	4,380,966
		20,343,320
Communications Equipment — 0.6%
Ciena Corp. (b)	59,323	5,031,184
Lumentum Holdings, Inc. (a) (b)	28,218	2,368,901
		7,400,085
Construction & Engineering — 2.4%
AECOM	55,068	5,882,364
Comfort Systems USA, Inc.	14,574	6,180,251
EMCOR Group, Inc.	18,896	8,576,894
Fluor Corp. (b)	70,450	3,474,594
MasTec, Inc. (b)	25,288	3,442,708
Valmont Industries, Inc.	8,230	2,523,894
		30,080,705
Construction Materials — 0.5%
Eagle Materials, Inc. (a)	13,778	3,399,859
Knife River Corp. (b)	23,254	2,363,537
		5,763,396
Consumer Finance — 0.6%
Ally Financial, Inc.	112,645	4,056,347
FirstCash Holdings, Inc.	15,992	1,656,771
SLM Corp.	87,214	2,405,362
		8,118,480
Consumer Staples Distribution & Retail — 2.2%
BJ's Wholesale Club Holdings, Inc. (a) (b)	54,460	4,866,001
Casey's General Stores, Inc.	15,246	6,040,923
Performance Food Group Co. (b)	63,997	5,410,946
Sprouts Farmers Market, Inc. (b)	41,071	5,218,892
U.S. Foods Holding Corp. (b)	95,679	6,454,505
		27,991,267
Containers & Packaging — 1.5%
AptarGroup, Inc.	27,333	4,294,015
Berry Global Group, Inc.	47,072	3,044,146
Crown Holdings, Inc.	48,545	4,014,186
Graphic Packaging Holding Co. (a)	123,282	3,348,339
Greif, Inc. - Class A	10,617	648,911
Silgan Holdings, Inc. (a)	33,338	1,735,243
Security Description	Shares	Value
Containers & Packaging—(Continued)
Sonoco Products Co.	40,360	$1,971,586
		19,056,426
Diversified Consumer Services — 1.3%
Duolingo, Inc. (a) (b)	15,567	5,047,288
Graham Holdings Co. - Class B	1,385	1,207,609
Grand Canyon Education, Inc. (b)	11,806	1,933,823
H&R Block, Inc. (a)	56,291	2,974,417
Service Corp. International	59,406	4,741,787
		15,904,924
Diversified REITs — 0.4%
WP Carey, Inc.	89,891	4,897,262
Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc. (b)	91,031	3,158,776
Iridium Communications, Inc.	46,763	1,357,062
		4,515,838
Electric Utilities — 0.9%
ALLETE, Inc.	23,749	1,538,935
IDACORP, Inc.	21,881	2,391,156
OGE Energy Corp.	82,539	3,404,734
Portland General Electric Co.	43,316	1,889,444
TXNM Energy, Inc. (a)	37,049	1,821,699
		11,045,968
Electrical Equipment — 1.4%
Acuity Brands, Inc.	12,554	3,667,400
EnerSys	16,356	1,511,785
NEXTracker, Inc. - Class A (a) (b)	59,000	2,155,270
nVent Electric PLC	67,698	4,614,296
Regal Rexnord Corp.	27,203	4,220,001
Sensata Technologies Holding PLC	61,434	1,683,292
		17,852,044
Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics, Inc. (b)	21,601	2,443,505
Avnet, Inc.	35,711	1,868,400
Belden, Inc.	16,568	1,865,723
Cognex Corp.	70,449	2,526,301
Coherent Corp. (b)	63,528	6,018,008
Crane NXT Co. (a)	20,197	1,175,869
Fabrinet (b)	14,897	3,275,552
Flex Ltd. (b)	159,282	6,114,836
IPG Photonics Corp. (b)	11,013	800,865
Littelfuse, Inc.	10,193	2,401,981
Novanta, Inc. (b)	14,755	2,254,121
TD SYNNEX Corp.	31,105	3,647,994
Vontier Corp. (a)	61,694	2,249,980
		36,643,135
Energy Equipment & Services — 0.6%
ChampionX Corp.	78,247	2,127,536
NOV, Inc.	159,816	2,333,313
See accompanying notes to financial statements.
BHFTII-246

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Energy Equipment & Services—(Continued)
Valaris Ltd. (a) (b)	26,874	$1,188,906
Weatherford International PLC	29,841	2,137,511
		7,787,266
Entertainment — 0.5%
TKO Group Holdings, Inc. (b)	27,333	3,884,293
Warner Music Group Corp. - Class A (a)	58,163	1,803,053
		5,687,346
Financial Services — 1.8%
Equitable Holdings, Inc.	128,703	6,070,921
Essent Group Ltd.	43,627	2,375,054
Euronet Worldwide, Inc. (b)	16,962	1,744,372
MGIC Investment Corp.	104,069	2,467,476
Shift4 Payments, Inc. - Class A (a) (b)	28,204	2,927,011
Voya Financial, Inc.	39,521	2,720,230
Western Union Co.	138,751	1,470,761
WEX, Inc. (b)	16,341	2,864,904
		22,640,729
Food Products — 0.9%
Darling Ingredients, Inc. (b)	65,329	2,200,934
Flowers Foods, Inc.	80,448	1,662,056
Ingredion, Inc.	26,764	3,681,656
Lancaster Colony Corp.	7,926	1,372,307
Pilgrim's Pride Corp. (a) (b)	16,557	751,522
Post Holdings, Inc. (b)	19,448	2,226,018
		11,894,493
Gas Utilities — 0.9%
National Fuel Gas Co. (a)	37,524	2,276,956
New Jersey Resources Corp.	40,733	1,900,194
ONE Gas, Inc. (a)	23,271	1,611,517
Southwest Gas Holdings, Inc.	24,753	1,750,285
Spire, Inc. (a)	23,720	1,608,928
UGI Corp.	88,183	2,489,406
		11,637,286
Ground Transportation — 1.6%
Avis Budget Group, Inc. (a) (b)	6,928	558,466
Knight-Swift Transportation Holdings, Inc.	66,497	3,527,001
Landstar System, Inc.	14,512	2,494,032
Ryder System, Inc.	17,371	2,724,815
Saia, Inc. (b) (c)	10,924	4,978,395
XPO, Inc. (b)	47,812	6,270,544
		20,553,253
Health Care Equipment & Supplies — 1.7%
Dentsply Sirona, Inc.	81,649	1,549,698
Enovis Corp. (a) (b)	22,950	1,007,046
Envista Holdings Corp. (a) (b)	70,688	1,363,571
Globus Medical, Inc. - Class A (b)	46,717	3,863,963
Haemonetics Corp. (b)	20,629	1,610,712
Lantheus Holdings, Inc. (b)	28,558	2,554,799
LivaNova PLC (b)	22,304	1,032,898
Security Description	Shares	Value
Health Care Equipment & Supplies—(Continued)
Masimo Corp. (a) (b)	18,253	$3,017,221
Neogen Corp. (a) (b)	80,998	983,316
Penumbra, Inc. (b)	15,764	3,743,635
		20,726,859
Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc. (b)	38,152	1,512,727
Amedisys, Inc. (b)	13,452	1,221,307
Chemed Corp. (a)	6,155	3,260,919
Encompass Health Corp.	41,383	3,821,720
Ensign Group, Inc.	23,373	3,105,337
HealthEquity, Inc. (b)	35,868	3,441,534
Option Care Health, Inc. (b)	69,901	1,621,703
Tenet Healthcare Corp. (b)	39,061	4,930,670
		22,915,917
Health Care REITs — 0.7%
Healthcare Realty Trust, Inc. (a)	145,565	2,467,326
Omega Healthcare Investors, Inc.	110,881	4,196,846
Sabra Health Care REIT, Inc. (a)	97,178	1,683,123
		8,347,295
Health Care Technology — 0.2%
Doximity, Inc. - Class A (a) (b)	52,631	2,809,969
Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	84,780	1,192,855
Hotels, Restaurants & Leisure — 3.2%
Aramark	108,211	4,037,352
Boyd Gaming Corp.	27,229	1,975,192
Choice Hotels International, Inc. (a)	9,176	1,302,808
Churchill Downs, Inc.	30,189	4,031,439
Hilton Grand Vacations, Inc. (b)	25,486	992,680
Hyatt Hotels Corp. - Class A (a)	17,371	2,726,899
Light & Wonder, Inc. (b)	36,272	3,133,175
Marriott Vacations Worldwide Corp. (a)	13,192	1,184,642
Planet Fitness, Inc. - Class A (b)	34,577	3,418,628
Texas Roadhouse, Inc.	27,403	4,944,323
Travel & Leisure Co.	28,097	1,417,494
Vail Resorts, Inc. (a)	15,388	2,884,481
Wendy's Co.	70,332	1,146,412
Wingstop, Inc.	11,999	3,410,116
Wyndham Hotels & Resorts, Inc.	31,952	3,220,442
		39,826,083
Household Durables — 1.6%
KB Home (a)	28,931	1,901,345
Taylor Morrison Home Corp. (b)	42,503	2,601,609
Tempur Sealy International, Inc.	71,326	4,043,471
Toll Brothers, Inc.	41,474	5,223,650
TopBuild Corp. (b)	12,044	3,749,779
Whirlpool Corp. (a)	22,649	2,592,858
		20,112,712
See accompanying notes to financial statements.
BHFTII-247

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc. (a)	23,598	$1,598,057
Industrial REITs — 1.0%
EastGroup Properties, Inc.	20,301	3,258,108
First Industrial Realty Trust, Inc.	54,362	2,725,167
Rexford Industrial Realty, Inc. (a)	91,181	3,525,057
STAG Industrial, Inc.	74,843	2,531,190
		12,039,522
Insurance — 4.4%
American Financial Group, Inc.	29,648	4,059,701
Brighthouse Financial, Inc. (b) (d)	24,379	1,171,167
CNO Financial Group, Inc.	42,393	1,577,444
Fidelity National Financial, Inc.	106,777	5,994,461
First American Financial Corp.	42,308	2,641,712
Hanover Insurance Group, Inc.	14,801	2,289,123
Kemper Corp.	24,728	1,642,928
Kinsale Capital Group, Inc. (a)	9,088	4,227,101
Old Republic International Corp.	95,816	3,467,581
Primerica, Inc.	13,707	3,720,354
Reinsurance Group of America, Inc.	27,054	5,779,546
RenaissanceRe Holdings Ltd.	21,335	5,308,361
RLI Corp.	17,127	2,823,043
Ryan Specialty Holdings, Inc. (a)	43,702	2,803,920
Selective Insurance Group, Inc.	24,971	2,335,288
Unum Group	69,007	5,039,581
		54,881,311
Interactive Media & Services — 0.1%
ZoomInfo Technologies, Inc. (b)	111,420	1,171,024
IT Services — 0.4%
ASGN, Inc. (a) (b)	18,155	1,513,038
Kyndryl Holdings, Inc. (b)	95,405	3,301,013
		4,814,051
Leisure Products — 0.5%
Brunswick Corp.	27,102	1,752,957
Mattel, Inc. (b)	138,381	2,453,495
Polaris, Inc. (a)	21,533	1,240,732
YETI Holdings, Inc. (b)	34,841	1,341,727
		6,788,911
Life Sciences Tools & Services — 2.2%
Avantor, Inc. (b)	279,562	5,890,371
Bio-Rad Laboratories, Inc. - Class A (a) (b)	7,909	2,598,186
Bruker Corp.	45,456	2,664,631
Illumina, Inc. (b)	65,145	8,705,326
Medpace Holdings, Inc. (b)	10,469	3,478,116
Repligen Corp. (b)	21,394	3,079,452
Sotera Health Co. (b)	62,823	859,419
		27,275,501
Machinery — 4.7%
AGCO Corp. (a)	25,448	2,378,879
Chart Industries, Inc. (b)	17,272	3,296,188
Security Description	Shares	Value
Machinery—(Continued)
CNH Industrial NV	359,114	$4,068,762
Crane Co.	19,982	3,032,268
Donaldson Co., Inc.	49,186	3,312,677
Esab Corp.	23,339	2,799,280
Flowserve Corp.	53,962	3,103,894
Graco, Inc.	69,355	5,845,933
ITT, Inc.	33,476	4,783,051
Lincoln Electric Holdings, Inc.	23,177	4,344,992
Middleby Corp. (b)	22,095	2,992,768
Mueller Industries, Inc.	46,716	3,707,382
Oshkosh Corp.	26,725	2,540,746
RBC Bearings, Inc. (a) (b)	12,830	3,837,966
Terex Corp. (a)	27,438	1,268,184
Timken Co.	26,208	1,870,465
Toro Co.	42,149	3,376,135
Watts Water Technologies, Inc. - Class A	11,247	2,286,515
		58,846,085
Marine Transportation — 0.2%
Kirby Corp. (b)	23,577	2,494,447
Media — 0.4%
New York Times Co. - Class A (a)	67,023	3,488,547
Nexstar Media Group, Inc. (a)	11,978	1,892,165
		5,380,712
Metals & Mining — 1.9%
Alcoa Corp.	106,119	4,009,176
Carpenter Technology Corp.	20,474	3,474,643
Cleveland-Cliffs, Inc. (b)	198,830	1,869,002
Commercial Metals Co.	46,788	2,320,685
Reliance, Inc. (a)	22,230	5,985,650
Royal Gold, Inc.	27,010	3,561,268
U.S. Steel Corp. (a)	92,489	3,143,701
		24,364,125
Mortgage Real Estate Investment Trusts — 0.5%
Annaly Capital Management, Inc.	230,245	4,213,483
Starwood Property Trust, Inc. (a)	131,563	2,493,119
		6,706,602
Multi-Utilities — 0.2%
Black Hills Corp.	29,398	1,720,371
Northwestern Energy Group, Inc.	25,184	1,346,337
		3,066,708
Office REITs — 0.7%
COPT Defense Properties (a)	46,195	1,429,735
Cousins Properties, Inc.	68,718	2,105,519
Kilroy Realty Corp.	43,639	1,765,198
Vornado Realty Trust	68,129	2,864,143
		8,164,595
Oil, Gas & Consumable Fuels — 3.8%
Antero Midstream Corp. (a)	138,392	2,088,335
See accompanying notes to financial statements.
BHFTII-248

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Oil, Gas & Consumable Fuels—(Continued)
Antero Resources Corp. (b)	120,142	$4,210,977
Chord Energy Corp.	25,109	2,935,744
Civitas Resources, Inc.	36,471	1,672,925
CNX Resources Corp. (a) (b)	61,313	2,248,348
DT Midstream, Inc.	39,907	3,967,953
Expand Energy Corp. (a)	86,357	8,596,839
HF Sinclair Corp.	65,691	2,302,470
Matador Resources Co.	47,663	2,681,520
Murphy Oil Corp.	56,310	1,703,941
Ovintiv, Inc.	106,928	4,330,584
PBF Energy, Inc. - Class A	40,193	1,067,124
Permian Resources Corp.	261,395	3,758,860
Range Resources Corp. (a)	99,118	3,566,266
Viper Energy, Inc. (a)	42,297	2,075,514
		47,207,400
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	25,677	2,658,853
Passenger Airlines — 0.4%
American Airlines Group, Inc. (b)	269,916	4,704,636
Personal Care Products — 0.6%
BellRing Brands, Inc. (b)	53,086	3,999,499
Coty, Inc. - Class A (a) (b)	150,070	1,044,487
elf Beauty, Inc. (a) (b)	23,138	2,904,976
		7,948,962
Pharmaceuticals — 0.4%
Jazz Pharmaceuticals PLC (b)	24,832	3,058,061
Perrigo Co. PLC (a)	56,037	1,440,711
		4,498,772
Professional Services — 2.4%
CACI International, Inc. - Class A (b) (c)	9,204	3,718,968
Concentrix Corp. (a)	19,169	829,443
ExlService Holdings, Inc. (b)	66,082	2,932,719
Exponent, Inc. (a)	20,851	1,857,824
FTI Consulting, Inc. (b)	14,509	2,773,105
Genpact Ltd.	66,645	2,862,403
Insperity, Inc.	14,587	1,130,638
KBR, Inc.	54,729	3,170,451
ManpowerGroup, Inc.	19,278	1,112,726
Maximus, Inc.	24,717	1,845,124
Parsons Corp. (b)	19,192	1,770,462
Paylocity Holding Corp. (b)	17,861	3,562,734
Science Applications International Corp.	20,340	2,273,605
		29,840,202
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc. (b)	19,488	4,933,192
Residential REITs — 1.0%
American Homes 4 Rent - Class A	130,302	4,875,901
Equity LifeStyle Properties, Inc.	78,473	5,226,302
Security Description	Shares	Value
Residential REITs—(Continued)
Independence Realty Trust, Inc.	92,306	$1,831,351
		11,933,554
Retail REITs — 0.9%
Agree Realty Corp. (a)	42,430	2,989,194
Brixmor Property Group, Inc.	124,072	3,454,164
Kite Realty Group Trust	90,227	2,277,329
NNN REIT, Inc. (a)	77,026	3,146,512
		11,867,199
Semiconductors & Semiconductor Equipment — 2.1%
Allegro MicroSystems, Inc. (a) (b)	53,655	1,172,898
Amkor Technology, Inc. (a)	46,599	1,197,128
Cirrus Logic, Inc. (b)	21,827	2,173,533
Lattice Semiconductor Corp. (b)	56,671	3,210,412
MACOM Technology Solutions Holdings, Inc. (a) (b)	23,791	3,090,689
MKS Instruments, Inc.	27,643	2,885,653
Onto Innovation, Inc. (b)	20,287	3,381,234
Power Integrations, Inc. (a)	23,357	1,441,127
Rambus, Inc. (b)	43,775	2,313,947
Silicon Laboratories, Inc. (a) (b)	13,328	1,655,604
Synaptics, Inc. (a) (b)	16,453	1,255,693
Universal Display Corp. (a)	18,130	2,650,606
		26,428,524
Software — 3.5%
Altair Engineering, Inc. - Class A (a) (b)	24,553	2,678,978
Appfolio, Inc. - Class A (b)	9,480	2,338,906
Aspen Technology, Inc. (b)	10,912	2,723,963
Bill Holdings, Inc. (b)	39,110	3,313,008
Blackbaud, Inc. (b)	16,100	1,190,112
CommVault Systems, Inc. (b)	17,961	2,710,494
DocuSign, Inc. (b)	83,371	7,498,388
Dolby Laboratories, Inc. - Class A	24,512	1,914,387
Dropbox, Inc. - Class A (b)	91,428	2,746,497
Dynatrace, Inc. (b)	122,602	6,663,419
Manhattan Associates, Inc. (b)	25,087	6,779,511
Qualys, Inc. (a) (b)	15,029	2,107,366
Teradata Corp. (b)	39,308	1,224,444
		43,889,473
Specialized REITs — 1.5%
CubeSmart	92,892	3,980,422
EPR Properties	31,106	1,377,374
Gaming & Leisure Properties, Inc. (a)	112,706	5,427,921
Lamar Advertising Co. - Class A	36,121	4,397,371
National Storage Affiliates Trust	28,811	1,092,225
PotlatchDeltic Corp.	29,440	1,155,520
Rayonier, Inc. (a)	55,082	1,437,640
		18,868,473
Specialty Retail — 4.6%
Abercrombie & Fitch Co. - Class A (b)	20,981	3,136,030
AutoNation, Inc. (b)	10,748	1,825,440
Burlington Stores, Inc. (b)	25,869	7,374,217
See accompanying notes to financial statements.
BHFTII-249

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Specialty Retail—(Continued)
Chewy, Inc. - Class A (b)	67,702	$2,267,340
Dick's Sporting Goods, Inc.	23,759	5,437,010
Five Below, Inc. (b)	22,593	2,371,361
Floor & Decor Holdings, Inc. - Class A (a) (b)	44,045	4,391,286
GameStop Corp. - Class A (b)	166,897	5,230,552
Gap, Inc. (a)	91,197	2,154,985
Lithia Motors, Inc.	10,941	3,910,642
Murphy USA, Inc.	7,569	3,797,746
Penske Automotive Group, Inc.	7,679	1,170,587
RH (a) (b)	6,150	2,420,578
Valvoline, Inc. (a) (b)	52,931	1,915,044
Williams-Sonoma, Inc. (a)	51,894	9,609,731
		57,012,549
Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage, Inc. - Class A (b)	127,869	7,854,993
Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd. (b)	48,425	1,019,830
Columbia Sportswear Co. (a)	13,155	1,104,099
Crocs, Inc. (b)	23,939	2,622,039
PVH Corp.	22,925	2,424,319
Skechers USA, Inc. - Class A (b)	54,051	3,634,389
Under Armour, Inc. - Class A (a) (b)	77,558	642,180
Under Armour, Inc. - Class C (b)	53,254	397,275
		11,844,131
Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	15,792	3,781,710
Core & Main, Inc. - Class A (b)	79,129	4,028,458
GATX Corp. (a)	14,598	2,262,106
MSC Industrial Direct Co., Inc. - Class A	18,370	1,372,055
Watsco, Inc. (a)	14,307	6,779,944
WESCO International, Inc.	18,316	3,314,464
		21,538,737
Water Utilities — 0.3%
Essential Utilities, Inc.	103,772	3,768,999
Total Common Stocks (Cost $905,685,384)		1,195,942,607

Mutual Funds—2.9%
Investment Company Securities — 2.9%
SPDR S&P MidCap 400 ETF Trust (a) (Cost $39,776,831)	65,300	37,193,574

Short-Term Investments—1.6%
U.S. Treasury—1.6%
U.S. Treasury Bills
3.768%, 01/09/25 (e)	775,000	774,366
3.913%, 01/09/25 (e)	2,250,000	2,248,158
3.945%, 01/09/25 (e)	2,000,000	1,998,363
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Bills
3.958%, 01/09/25 (e)	14,525,000	$14,513,112
Total Short-Term Investments (Cost $19,531,008)		19,533,999

Securities Lending Reinvestments (f)—7.3%
Certificates of Deposit—0.5%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (g)	3,000,000	2,999,999
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (g)	2,000,000	1,999,979
Credit Industriel et Commercial
Zero Coupon, 05/12/25	1,000,000	983,670
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (g)	1,000,000	1,000,520
		6,984,168
Commercial Paper—0.1%
Ionic Funding LLC
4.640%, 01/23/25	1,000,000	997,078
Repurchase Agreements—5.5%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $3,000,741; collateralized by various Common Stock with an aggregate market value of $3,340,525	3,000,000	3,000,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $2,000,496; collateralized by various Common Stock with an aggregate market value of $2,227,017	2,000,000	2,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $15,003,758; collateralized by various Common Stock with an aggregate market value of $16,702,627	15,000,000	15,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $5,001,228; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $5,121,496	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $3,076,453; collateralized by various Common Stock with an aggregate market value of $3,300,000	3,000,000	3,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $8,292,147; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $8,455,924	8,290,121	8,290,121
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $5,001,256; collateralized by various Common Stock with an aggregate market value of $5,577,199	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTII-250

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (f)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $6,005,203; collateralized by various Common Stock with an aggregate market value of $6,692,278	6,000,000	$6,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $11,376,455; collateralized by various Common Stock with an aggregate market value of $12,686,566	11,373,599	11,373,599
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $3,013,417; collateralized by various Common Stock with an aggregate market value of $3,333,759	3,000,000	3,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $7,201,772; collateralized by various Common Stock with an aggregate market value of $7,921,952	7,200,000	7,200,000
		68,863,720
Time Deposit—0.1%
National Bank of Canada
4.400%, OBFR + 0.070%, 01/07/25 (g)	1,000,000	1,000,000

Mutual Funds—1.1%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (h)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (h)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (h)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (h)	2,000,000	2,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (h)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (h)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (h)	2,000,000	2,000,000
		14,000,000
Total Securities Lending Reinvestments (Cost $91,844,605)		91,844,966
Total Investments—107.3% (Cost $1,056,837,828)		1,344,515,146
Other assets and liabilities (net)—(7.3)%		(91,988,433)
Net Assets—100.0%		$1,252,526,713

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $128,187,683 and the collateral received consisted of cash in the amount of $91,836,235 and non-cash collateral with a value of $39,072,832. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $3,035,100.
(d)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(h)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
See accompanying notes to financial statements.
BHFTII-251

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2024 is as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
Brighthouse Financial, Inc.	$1,351,947	$191,405	$(222,014)	$41,594	$(191,765)	$1,171,167

Security Description	Number of shares held at December 31, 2024
Brighthouse Financial, Inc.	24,379
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$515,652,821	$0	$407,065,757
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(85,458,985)	$—	$—	$—	$(85,458,985)
Mutual Funds	(6,377,250)	—	—	—	(6,377,250)
Total Borrowings	$(91,836,235)	$—	$—	$—	$(91,836,235)
Gross amount of recognized liabilities for securities lending transactions					$(91,836,235)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	03/21/25	60	USD	18,880,200	$(1,228,843)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$1,228,843

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

See accompanying notes to financial statements.
BHFTII-252

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Schedule of Investments as of December 31, 2024
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,198,841

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(2,218,541)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$17,212,976

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,195,942,607	$—	$—	$1,195,942,607
Total Mutual Funds*	37,193,574	—	—	37,193,574
Total Short-Term Investments*	—	19,533,999	—	19,533,999
Securities Lending Reinvestments
Certificates of Deposit	—	6,984,168	—	6,984,168
Commercial Paper	—	997,078	—	997,078
Repurchase Agreements	—	68,863,720	—	68,863,720
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	77,844,966	—	91,844,966
Total Investments	$1,247,136,181	$97,378,965	$—	$1,344,515,146
Collateral for Securities Loaned (Liability)	$—	$(91,836,235)	$—	$(91,836,235)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,228,843)	$—	$—	$(1,228,843)

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,059,271,277
Gross unrealized appreciation	341,379,095
Gross unrealized (depreciation)	(56,135,226)
Net unrealized appreciation (depreciation)	$285,243,869
See accompanying notes to financial statements.
BHFTII-253

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,343,343,979
Affiliated investments at value (c)	1,171,167
Cash	60,371
Receivable for:
Fund shares sold	67,091
Dividends and interest	1,330,781
Variation margin on futures contracts	40,763
Prepaid expenses	3,685
Total Assets	1,346,017,837
Liabilities
Collateral for securities loaned	91,836,235
Payable for:
Fund shares redeemed	823,076
Accrued Expenses:
Management fees	271,172
Distribution and service fees	111,238
Deferred trustees’ fees	210,908
Other expenses	238,495
Total Liabilities	93,491,124
Net Assets	$1,252,526,713
Net Assets Consist of:
Paid in surplus	$866,602,130
Distributable earnings (Accumulated losses)	385,924,583
Net Assets	$1,252,526,713
Net Assets
Class A	$773,155,524
Class B	282,434,070
Class E	25,704,327
Class G	171,232,792
Capital Shares Outstanding*
Class A	43,112,443
Class B	16,198,933
Class E	1,455,169
Class G	9,981,343
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.93
Class B	17.44
Class E	17.66
Class G	17.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,055,902,462.
(b)	Includes securities loaned at value of $128,187,683.
(c)	Identified cost of affiliated investments was $935,366.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$15,943,540
Interest	842,551
Securities lending income	342,468
Total investment income	17,128,559
Expenses
Management fees	2,682,193
Administration fees	60,111
Custodian and accounting fees	69,990
Distribution and service fees—Class B	738,923
Distribution and service fees—Class E	40,102
Distribution and service fees—Class G	522,396
Audit and tax services	50,508
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	118,013
Insurance	8,703
Miscellaneous	142,599
Total expenses	4,553,321
Less management fee waiver	(32,295)
Net expenses	4,521,026
Net Investment Income	12,607,533
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	87,851,087
Affiliated investments	41,594
Futures contracts	3,198,841
Net realized gain (loss)	91,091,522
Net change in unrealized appreciation (depreciation) on:
Investments	17,825,045
Affiliated investments	(191,765)
Futures contracts	(2,218,541)
Net change in unrealized appreciation (depreciation)	15,414,739
Net realized and unrealized gain (loss)	106,506,261
Net Increase (Decrease) in Net Assets From Operations	$119,113,794

(a)	Net of foreign withholding taxes of $6,214.
See accompanying notes to financial statements.
BHFTII-254

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,607,533	$12,282,897
Net realized gain (loss)	91,091,522	51,693,210
Net change in unrealized appreciation (depreciation)	15,414,739	85,900,668
Increase (decrease) in net assets from operations	119,113,794	149,876,775
From Distributions to Shareholders
Class A	(35,215,117)	(39,084,764)
Class B	(18,681,100)	(22,061,311)
Class E	(1,683,790)	(2,015,323)
Class G	(11,063,244)	(12,509,646)
Total distributions	(66,643,251)	(75,671,044)
Increase (decrease) in net assets from capital share transactions	164,955,078	(9,864,256)
Total increase (decrease) in net assets	217,425,621	64,341,475
Net Assets
Beginning of period	1,035,101,092	970,759,617
End of period	$1,252,526,713	$1,035,101,092

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	13,937,445	$263,703,175	2,856,418	$44,987,208
Reinvestments	2,091,159	35,215,117	2,529,758	39,084,764
Redemptions	(4,696,019)	(83,431,547)	(5,568,828)	(89,726,826)
Net increase (decrease)	11,332,585	$215,486,745	(182,652)	$(5,654,854)
Class B
Sales	470,394	$7,941,182	456,656	$7,012,104
Reinvestments	1,139,091	18,681,100	1,463,922	22,061,311
Redemptions	(3,612,866)	(62,295,674)	(2,439,985)	(38,158,219)
Net increase (decrease)	(2,003,381)	$(35,673,392)	(519,407)	$(9,084,804)
Class E
Sales	37,198	$643,607	71,036	$1,126,337
Reinvestments	101,433	1,683,790	132,152	2,015,323
Redemptions	(320,849)	(5,609,111)	(295,276)	(4,681,088)
Net increase (decrease)	(182,218)	$(3,281,714)	(92,088)	$(1,539,428)
Class G
Sales	469,761	$7,884,775	826,442	$12,621,279
Reinvestments	685,455	11,063,244	842,400	12,509,646
Redemptions	(1,792,378)	(30,524,580)	(1,217,775)	(18,716,095)
Net increase (decrease)	(637,162)	$(11,576,561)	451,067	$6,414,830
Increase (decrease) derived from capital shares transactions		$164,955,078		$(9,864,256)
See accompanying notes to financial statements.
BHFTII-255

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.88	$15.73	$22.29	$19.01	$18.27
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.22	0.23	0.21	0.21
Net realized and unrealized gain (loss)	1.99	2.20	(3.39)	4.36	1.85
Total income (loss) from investment operations	2.22	2.42	(3.16)	4.57	2.06
Less Distributions
Distributions from net investment income	(0.24)	(0.22)	(0.22)	(0.24)	(0.24)
Distributions from net realized capital gains	(0.93)	(1.05)	(3.18)	(1.05)	(1.08)
Total distributions	(1.17)	(1.27)	(3.40)	(1.29)	(1.32)
Net Asset Value, End of Period	$17.93	$16.88	$15.73	$22.29	$19.01
Total Return (%) (b)	13.59	16.08	(13.26)	24.40	13.39
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.29	0.30	0.31
Net ratio of expenses to average net assets (%) (c)	0.30	0.30	0.29	0.29	0.31
Ratio of net investment income (loss) to average net assets (%)	1.31	1.37	1.31	1.00	1.33
Portfolio turnover rate (%)	38	26	22	33	31
Net assets, end of period (in millions)	$773.2	$536.5	$502.7	$624.2	$553.3

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.44	$15.35	$21.82	$18.64	$17.93
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.17	0.18	0.16	0.17
Net realized and unrealized gain (loss)	1.95	2.14	(3.31)	4.26	1.82
Total income (loss) from investment operations	2.13	2.31	(3.13)	4.42	1.99
Less Distributions
Distributions from net investment income	(0.20)	(0.17)	(0.16)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.93)	(1.05)	(3.18)	(1.05)	(1.08)
Total distributions	(1.13)	(1.22)	(3.34)	(1.24)	(1.28)
Net Asset Value, End of Period	$17.44	$16.44	$15.35	$21.82	$18.64
Total Return (%) (b)	13.37	15.76	(13.44)	24.07	13.15
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.54	0.55	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.54	0.54	0.56
Ratio of net investment income (loss) to average net assets (%)	1.03	1.12	1.06	0.75	1.08
Portfolio turnover rate (%)	38	26	22	33	31
Net assets, end of period (in millions)	$282.4	$299.3	$287.3	$378.3	$370.5
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-256

Brighthouse Funds Trust II
MetLife Mid Cap Stock Index Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.64	$15.52	$22.04	$18.81	$18.09
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.19	0.20	0.18	0.19
Net realized and unrealized gain (loss)	1.96	2.17	(3.35)	4.31	1.82
Total income (loss) from investment operations	2.16	2.36	(3.15)	4.49	2.01
Less Distributions
Distributions from net investment income	(0.21)	(0.19)	(0.19)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.93)	(1.05)	(3.18)	(1.05)	(1.08)
Total distributions	(1.14)	(1.24)	(3.37)	(1.26)	(1.29)
Net Asset Value, End of Period	$17.66	$16.64	$15.52	$22.04	$18.81
Total Return (%) (b)	13.43	15.91	(13.40)	24.23	13.21
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.44	0.45	0.46
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.44	0.44	0.46
Ratio of net investment income (loss) to average net assets (%)	1.13	1.22	1.16	0.85	1.18
Portfolio turnover rate (%)	38	26	22	33	31
Net assets, end of period (in millions)	$25.7	$27.3	$26.8	$35.4	$33.1

	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.20	$15.14	$21.59	$18.46	$17.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.16	0.17	0.14	0.16
Net realized and unrealized gain (loss)	1.91	2.12	(3.28)	4.23	1.79
Total income (loss) from investment operations	2.08	2.28	(3.11)	4.37	1.95
Less Distributions
Distributions from net investment income	(0.19)	(0.17)	(0.16)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.93)	(1.05)	(3.18)	(1.05)	(1.08)
Total distributions	(1.12)	(1.22)	(3.34)	(1.24)	(1.27)
Net Asset Value, End of Period	$17.16	$16.20	$15.14	$21.59	$18.46
Total Return (%) (b)	13.28	15.76	(13.50)	24.01	13.07
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.59	0.60	0.61
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.59	0.59	0.61
Ratio of net investment income (loss) to average net assets (%)	0.98	1.07	1.01	0.70	1.03
Portfolio turnover rate (%)	38	26	22	33	31
Net assets, end of period (in millions)	$171.2	$172.0	$153.9	$192.4	$168.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-257

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—94.5% of Net Assets

Security Description	Shares	Value

Australia — 7.0%
ANZ Group Holdings Ltd.	244,961	$4,318,539
APA Group	108,344	467,179
Aristocrat Leisure Ltd.	47,951	2,025,555
ASX Ltd.	16,369	658,252
BHP Group Ltd.	428,152	10,452,620
BlueScope Steel Ltd.	37,152	428,703
Brambles Ltd.	117,573	1,398,180
CAR Group Ltd.	30,249	672,521
Cochlear Ltd.	5,529	990,740
Coles Group Ltd.	113,077	1,322,729
Commonwealth Bank of Australia	141,288	13,370,875
Computershare Ltd.	44,915	942,709
Endeavour Group Ltd.	128,519	334,268
Fortescue Ltd.	142,964	1,604,473
Glencore PLC (a)	875,514	3,851,060
Goodman Group (REIT)	144,301	3,185,656
GPT Group (REIT)	161,718	437,675
Insurance Australia Group Ltd.	200,102	1,048,841
Lottery Corp. Ltd.	187,906	573,798
Macquarie Group Ltd.	30,639	4,208,235
Medibank Pvt Ltd.	232,500	544,753
Mineral Resources Ltd.	14,932	316,887
Mirvac Group (REIT)	333,120	386,902
National Australia Bank Ltd.	261,127	5,983,047
Northern Star Resources Ltd.	97,017	931,272
Orica Ltd.	41,115	422,610
Origin Energy Ltd.	145,439	981,262
Pro Medicus Ltd.	4,849	747,936
Qantas Airways Ltd. (a)	67,406	373,541
QBE Insurance Group Ltd.	126,837	1,509,360
Ramsay Health Care Ltd.	15,517	331,877
REA Group Ltd.	4,461	641,989
Reece Ltd.	19,087	263,531
Rio Tinto Ltd.	31,339	2,279,984
Rio Tinto PLC	95,172	5,604,402
Santos Ltd.	274,186	1,139,848
Scentre Group (REIT)	438,581	932,815
SEEK Ltd.	30,124	419,580
SGH Ltd.	17,180	489,109
Sonic Healthcare Ltd.	38,529	643,093
South32 Ltd.	382,372	807,255
Stockland (REIT)	201,531	599,689
Suncorp Group Ltd.	107,412	1,261,072
Telstra Group Ltd.	341,409	846,413
Transurban Group	261,050	2,160,626
Treasury Wine Estates Ltd.	68,503	480,548
Vicinity Ltd. (REIT)	326,668	425,297
Washington H Soul Pattinson & Co. Ltd.	19,808	418,726
Wesfarmers Ltd.	95,801	4,232,804
Westpac Banking Corp.	292,321	5,835,905
WiseTech Global Ltd.	15,503	1,147,579
Woodside Energy Group Ltd.	160,298	2,480,058
Woolworths Group Ltd.	103,130	1,944,513
		99,876,891
Security Description	Shares	Value
Austria — 0.2%
Erste Group Bank AG	26,000	$1,605,889
Mondi PLC	37,265	553,987
OMV AG	13,867	535,704
Verbund AG	6,504	471,374
		3,166,954
Belgium — 0.8%
Ageas SA	13,489	655,147
Anheuser-Busch InBev SA	75,862	3,794,559
D'ieteren Group	1,814	301,876
Elia Group SA	2,047	157,289
Groupe Bruxelles Lambert NV	7,010	479,048
KBC Group NV	19,377	1,491,251
Lotus Bakeries NV	34	379,565
Sofina SA	1,722	389,477
Syensqo SA	6,257	457,816
UCB SA	10,673	2,117,396
Warehouses De Pauw CVA (REIT)	15,115	297,460
		10,520,884
Brazil — 0.0%
Yara International ASA	13,978	370,393
Burkina Faso — 0.0%
Endeavour Mining PLC	11,300	202,249
Chile — 0.1%
Antofagasta PLC	33,291	659,156
China — 0.5%
BOC Hong Kong Holdings Ltd.	312,465	1,003,641
Prosus NV	114,911	4,555,609
SITC International Holdings Co. Ltd.	113,000	300,824
Wharf Holdings Ltd.	62,000	174,390
Wilmar International Ltd.	162,200	368,215
Yangzijiang Shipbuilding Holdings Ltd.	218,000	478,100
		6,880,779
Denmark — 2.8%
AP Moller - Maersk AS - Class A (b)	247	396,612
AP Moller - Maersk AS - Class B	384	635,737
Carlsberg AS - Class B	8,065	772,323
Coloplast AS - Class B (b)	10,647	1,165,412
Danske Bank AS	58,230	1,646,914
Demant AS (a)	5,755	212,168
DSV AS	17,254	3,651,780
Genmab AS (a)	5,304	1,104,868
Novo Nordisk AS - Class B	271,893	23,393,281
Novonesis (Novozymes) - B Shares	29,748	1,678,247
Orsted AS (a)	15,970	721,447
Pandora AS	6,923	1,265,914
Rockwool AS - B Shares	571	202,307
Tryg AS	28,621	603,297
Vestas Wind Systems AS (a)	85,256	1,167,386
Zealand Pharma AS (a)	5,400	536,300
		39,153,993
See accompanying notes to financial statements.
BHFTII-258

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Finland — 0.9%
Elisa OYJ	12,008	$519,325
Fortum OYJ	37,875	530,040
Kesko OYJ - B Shares	23,058	434,421
Kone OYJ - Class B	28,694	1,394,899
Metso OYJ	52,500	491,830
Neste OYJ	35,716	450,787
Nokia OYJ	450,211	1,988,445
Nordea Bank Abp	266,400	2,886,612
Orion OYJ - Class B	9,109	403,351
Sampo OYJ - A Shares	42,445	1,735,035
Stora Enso OYJ - R Shares	49,143	497,263
UPM-Kymmene OYJ	45,059	1,238,941
Wartsila OYJ Abp	42,462	750,912
		13,321,861
France — 8.8%
Accor SA	16,454	796,585
Aeroports de Paris SA	2,924	336,167
Air Liquide SA	48,807	7,888,094
Airbus SE	50,165	7,992,679
Alstom SA (a)	29,221	652,498
Amundi SA	5,183	341,684
Arkema SA	3,712	282,968
AXA SA	148,104	5,264,095
BioMerieux	3,497	373,724
BNP Paribas SA	85,919	5,260,211
Bollore SE	60,197	369,249
Bouygues SA	16,008	472,429
Bureau Veritas SA	26,822	814,982
Capgemini SE	13,115	2,138,680
Carrefour SA	45,789	651,046
Cie de Saint-Gobain SA	38,295	3,369,801
Cie Generale des Etablissements Michelin SCA	57,341	1,882,240
Covivio SA (REIT)	3,163	159,762
Credit Agricole SA	89,409	1,230,533
Danone SA	54,501	3,665,834
Dassault Aviation SA	2,141	435,852
Dassault Systemes SE	56,497	1,952,113
Edenred SE	21,071	688,107
Eiffage SA	6,205	544,411
Engie SA	154,195	2,443,470
EssilorLuxottica SA	25,095	6,096,001
Eurazeo SE	2,867	211,923
Gecina SA (REIT)	3,884	363,883
Getlink SE	25,538	406,424
Hermes International SCA	2,674	6,377,447
Ipsen SA	3,184	363,977
Kering SA	6,285	1,539,804
Klepierre SA (REIT)	18,163	522,950
La Francaise des Jeux SACA	6,401	245,800
Legrand SA	22,139	2,141,796
L'Oreal SA	20,314	7,169,588
LVMH Moet Hennessy Louis Vuitton SE	23,223	15,180,141
Orange SA	157,198	1,562,002
Pernod Ricard SA	17,109	1,912,867
Publicis Groupe SA	19,323	2,046,402
Security Description	Shares	Value
France — (Continued)
Renault SA	16,228	$786,012
Rexel SA	19,105	482,114
Safran SA	30,607	6,683,724
Sartorius Stedim Biotech	2,465	480,553
SEB SA	1,599	144,038
Societe Generale SA	61,011	1,707,667
Sodexo SA (b)	7,469	615,197
Teleperformance SE	4,592	393,721
Thales SA	7,986	1,139,028
TotalEnergies SE	182,177	10,119,957
Unibail-Rodamco-Westfield (REIT) (a)	10,001	750,181
Veolia Environnement SA	58,238	1,629,229
Vinci SA	42,232	4,332,822
		125,412,462
Germany — 8.4%
adidas AG	13,676	3,357,266
Allianz SE	33,070	10,130,658
BASF SE	75,349	3,312,232
Bayer AG	82,939	1,658,361
Bayerische Motoren Werke AG	24,249	1,983,443
Bechtle AG	6,914	222,630
Beiersdorf AG	8,378	1,075,336
Brenntag SE	10,970	657,464
Carl Zeiss Meditec AG	2,492	117,349
Commerzbank AG	73,361	1,194,457
Continental AG	9,287	623,463
Covestro AG (a)	15,956	928,061
CTS Eventim AG & Co. KGaA	5,250	443,698
Daimler Truck Holding AG	41,685	1,590,534
Deutsche Bank AG	159,978	2,756,131
Deutsche Boerse AG	16,040	3,694,807
Deutsche Lufthansa AG	50,511	322,477
Deutsche Post AG	86,111	3,030,345
Deutsche Telekom AG	294,679	8,815,930
E.ON SE	189,539	2,206,202
Evonik Industries AG	21,638	374,868
Fresenius Medical Care AG	17,340	789,252
Fresenius SE & Co. KGaA (a)	35,662	1,238,284
GEA Group AG	13,094	648,423
Hannover Rueck SE	5,091	1,272,498
Heidelberg Materials AG	11,528	1,423,727
Henkel AG & Co. KGaA	8,773	675,549
Infineon Technologies AG	110,249	3,579,791
Knorr-Bremse AG	6,124	446,149
LEG Immobilien SE	6,287	532,512
Mercedes-Benz Group AG	63,223	3,522,274
Merck KGaA	10,911	1,580,413
MTU Aero Engines AG	4,544	1,514,711
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	11,292	5,678,047
Nemetschek SE	4,875	471,940
Puma SE	8,913	407,583
Rational AG	432	368,020
Rheinmetall AG	3,677	2,339,747
RWE AG	53,377	1,593,243
SAP SE	88,157	21,567,653
See accompanying notes to financial statements.
BHFTII-259

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Germany — (Continued)
Scout24 SE	6,332	$557,937
Siemens AG	64,161	12,525,254
Siemens Energy AG (a)	53,984	2,815,974
Siemens Healthineers AG	23,807	1,261,833
Symrise AG	11,210	1,191,442
Talanx AG	5,450	463,624
Vonovia SE	62,521	1,896,800
Zalando SE (a)	18,936	634,910
		119,493,302
Hong Kong — 1.7%
AIA Group Ltd.	914,600	6,615,045
CK Asset Holdings Ltd.	162,440	667,116
CK Infrastructure Holdings Ltd.	53,000	394,019
CLP Holdings Ltd.	138,877	1,167,462
Futu Holdings Ltd. (ADR)	4,700	375,953
Hang Seng Bank Ltd.	63,900	786,046
Henderson Land Development Co. Ltd.	122,311	370,752
HKT Trust & HKT Ltd.	319,980	395,457
Hong Kong & China Gas Co. Ltd.	945,531	755,914
Hong Kong Exchanges & Clearing Ltd.	101,700	3,860,126
Hongkong Land Holdings Ltd.	93,100	413,986
Jardine Matheson Holdings Ltd.	13,500	552,506
Link REIT (REIT)	215,649	911,984
MTR Corp. Ltd.	131,500	458,783
Power Assets Holdings Ltd.	117,049	817,360
Prudential PLC	231,579	1,846,974
Sino Land Co. Ltd.	329,600	332,418
Sun Hung Kai Properties Ltd.	122,250	1,174,870
Swire Pacific Ltd. - Class A	34,817	315,943
Techtronic Industries Co. Ltd.	116,000	1,528,926
WH Group Ltd.	704,000	545,826
Wharf Real Estate Investment Co. Ltd.	140,976	360,502
		24,647,968
Ireland — 0.4%
AerCap Holdings NV	16,400	1,569,480
AIB Group PLC	153,300	845,762
Bank of Ireland Group PLC	85,900	783,032
Kerry Group PLC - Class A	13,043	1,257,034
Kingspan Group PLC	13,049	948,801
		5,404,109
Israel — 0.8%
Azrieli Group Ltd.	2,906	239,512
Bank Hapoalim BM	107,284	1,293,629
Bank Leumi Le-Israel BM	128,081	1,519,698
Check Point Software Technologies Ltd. (a)	7,500	1,400,250
Elbit Systems Ltd.	2,253	589,182
Global-e Online Ltd. (a)	8,459	461,269
ICL Group Ltd.	87,860	433,660
Israel Discount Bank Ltd. - Class A	104,432	713,007
Mizrahi Tefahot Bank Ltd.	13,084	564,975
Nice Ltd. (a)	5,357	910,297
Teva Pharmaceutical Industries Ltd. (ADR) (a)	94,553	2,083,948
Security Description	Shares	Value
Israel — (Continued)
Wix.com Ltd. (a)	4,500	$965,475
		11,174,902
Italy — 2.5%
Amplifon SpA	10,512	269,633
Banco BPM SpA	108,700	878,861
BPER Banca SpA	83,900	532,633
Coca-Cola HBC AG	18,434	629,521
Davide Campari-Milano NV (b)	51,973	326,253
DiaSorin SpA	1,237	127,470
Enel SpA	686,639	4,909,800
Eni SpA	194,100	2,650,436
Ferrari NV	10,641	4,564,017
FinecoBank Banca Fineco SpA	51,582	901,043
Generali	79,360	2,241,922
Infrastrutture Wireless Italiane SpA	28,372	288,289
Intesa Sanpaolo SpA	1,234,786	4,936,991
Leonardo SpA	34,200	920,180
Mediobanca Banca di Credito Finanziario SpA	42,192	614,557
Moncler SpA	18,560	985,469
Nexi SpA (a)	49,886	277,964
Poste Italiane SpA	38,593	544,107
Prysmian SpA	22,819	1,463,462
Recordati Industria Chimica e Farmaceutica SpA	8,827	462,287
Snam SpA	170,240	752,783
Telecom Italia SpA (a)	526,744	134,449
Terna - Rete Elettrica Nazionale	118,782	937,744
UniCredit SpA	124,378	4,964,054
Unipol Gruppo SpA	33,300	414,573
		35,728,498
Japan — 21.9%
Advantest Corp.	64,700	3,698,724
Aeon Co. Ltd. (b)	55,300	1,296,550
AGC, Inc. (b)	16,600	485,132
Aisin Corp.	44,999	503,197
Ajinomoto Co., Inc.	39,200	1,596,960
ANA Holdings, Inc.	18,800	341,215
Asahi Group Holdings Ltd.	122,200	1,282,166
Asahi Kasei Corp.	106,200	732,351
Asics Corp.	58,000	1,130,581
Astellas Pharma, Inc.	153,000	1,486,094
Bandai Namco Holdings, Inc.	50,200	1,195,966
Bridgestone Corp. (b)	48,300	1,625,724
Brother Industries Ltd.	19,700	334,135
Canon, Inc. (b)	78,900	2,563,824
Capcom Co. Ltd.	29,300	639,453
Central Japan Railway Co.	65,300	1,224,399
Chiba Bank Ltd.	58,100	452,158
Chubu Electric Power Co., Inc.	54,600	571,971
Chugai Pharmaceutical Co. Ltd. (b)	56,700	2,497,479
Concordia Financial Group Ltd.	89,000	493,545
Dai Nippon Printing Co. Ltd.	32,900	461,706
Daifuku Co. Ltd. (b)	27,300	566,867
Dai-ichi Life Holdings, Inc.	76,500	2,034,589
Daiichi Sankyo Co. Ltd.	147,699	4,064,624
See accompanying notes to financial statements.
BHFTII-260

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Daikin Industries Ltd.	22,300	$2,615,647
Daito Trust Construction Co. Ltd.	5,000	556,658
Daiwa House Industry Co. Ltd.	47,400	1,453,581
Daiwa Securities Group, Inc.	112,900	743,326
Denso Corp.	159,800	2,219,759
Dentsu Group, Inc. (b)	17,200	420,574
Disco Corp.	7,800	2,107,855
East Japan Railway Co.	76,700	1,356,156
Eisai Co. Ltd.	21,300	582,680
ENEOS Holdings, Inc.	243,600	1,267,443
FANUC Corp.	79,900	2,089,694
Fast Retailing Co. Ltd.	16,100	5,444,809
Fuji Electric Co. Ltd.	11,400	610,759
FUJIFILM Holdings Corp.	94,600	1,965,479
Fujikura Ltd.	21,000	859,486
Fujitsu Ltd.	140,000	2,461,977
Hankyu Hanshin Holdings, Inc.	19,400	505,297
Hikari Tsushin, Inc.	1,500	326,996
Hitachi Construction Machinery Co. Ltd.	4,800	106,148
Hitachi Ltd.	391,500	9,633,847
Honda Motor Co. Ltd.	379,100	3,568,827
Hoshizaki Corp. (b)	9,200	363,120
Hoya Corp.	29,600	3,682,424
Hulic Co. Ltd. (b)	25,800	223,570
Idemitsu Kosan Co. Ltd.	82,540	539,246
Inpex Corp. (b)	79,900	1,001,953
Isuzu Motors Ltd.	50,900	690,586
ITOCHU Corp.	100,400	4,947,672
Japan Exchange Group, Inc.	83,900	933,532
Japan Post Bank Co. Ltd.	122,400	1,164,414
Japan Post Holdings Co. Ltd.	162,600	1,530,556
Japan Post Insurance Co. Ltd.	16,300	298,241
Japan Real Estate Investment Corp. (REIT)	425	291,590
Japan Tobacco, Inc. (b)	101,400	2,611,113
JFE Holdings, Inc.	48,700	547,467
Kajima Corp.	33,600	610,235
Kansai Electric Power Co., Inc.	78,100	880,564
Kao Corp. (b)	39,400	1,594,370
Kawasaki Kisen Kaisha Ltd.	33,000	473,412
KDDI Corp.	129,600	4,135,693
Keyence Corp.	16,400	6,681,058
Kikkoman Corp.	57,500	636,944
Kirin Holdings Co. Ltd. (b)	65,700	853,620
Kobe Bussan Co. Ltd. (b)	9,200	202,456
Komatsu Ltd.	70,900	1,960,743
Konami Group Corp.	8,500	791,036
Kubota Corp.	84,600	978,774
Kyocera Corp.	108,600	1,077,758
Kyowa Kirin Co. Ltd.	15,300	229,912
Lasertec Corp.	6,800	643,927
LY Corp.	226,400	600,020
M3, Inc. (b)	37,500	327,434
Makita Corp.	20,200	615,926
Marubeni Corp.	120,400	1,806,284
MatsukiyoCocokara & Co.	29,000	422,415
McDonald's Holdings Co. Japan Ltd.	5,400	212,184
Security Description	Shares	Value
Japan — (Continued)
MEIJI Holdings Co. Ltd.	19,900	$404,981
Minebea Mitsumi, Inc.	30,800	495,135
Mitsubishi Chemical Group Corp.	114,800	578,369
Mitsubishi Corp.	282,399	4,625,386
Mitsubishi Electric Corp.	160,700	2,726,890
Mitsubishi Estate Co. Ltd.	96,700	1,335,347
Mitsubishi HC Capital, Inc.	68,400	453,598
Mitsubishi Heavy Industries Ltd.	270,700	3,796,246
Mitsubishi UFJ Financial Group, Inc.	937,588	11,008,418
Mitsui & Co. Ltd.	217,334	4,514,781
Mitsui Chemicals, Inc.	14,500	316,782
Mitsui Fudosan Co. Ltd.	225,600	1,796,144
Mitsui OSK Lines Ltd.	29,100	1,011,782
Mizuho Financial Group, Inc.	203,750	4,976,877
MonotaRO Co. Ltd. (b)	21,300	358,395
MS&AD Insurance Group Holdings, Inc.	108,700	2,379,312
Murata Manufacturing Co. Ltd.	143,000	2,288,170
NEC Corp.	20,800	1,788,966
Nexon Co. Ltd. (b)	28,500	425,936
NIDEC Corp.	70,600	1,268,681
Nintendo Co. Ltd.	87,700	5,114,431
Nippon Building Fund, Inc. (REIT) (b)	648	504,468
Nippon Paint Holdings Co. Ltd. (b)	80,300	521,478
Nippon Sanso Holdings Corp.	14,700	408,711
Nippon Steel Corp.	73,200	1,471,637
Nippon Telegraph & Telephone Corp.	2,524,500	2,528,818
Nippon Yusen KK	39,000	1,298,126
Nissan Motor Co. Ltd. (b)	198,700	598,101
Nissin Foods Holdings Co. Ltd.	17,000	410,100
Nitori Holdings Co. Ltd.	6,800	807,922
Nitto Denko Corp.	59,800	1,001,167
Nomura Holdings, Inc.	254,000	1,478,823
Nomura Research Institute Ltd.	32,000	942,499
NTT Data Group Corp.	53,380	1,014,904
Obayashi Corp.	55,000	726,496
Obic Co. Ltd.	27,400	813,911
Olympus Corp.	99,500	1,483,752
Omron Corp.	14,900	500,875
Ono Pharmaceutical Co. Ltd.	23,900	248,131
Oracle Corp. Japan	3,300	316,267
Oriental Land Co. Ltd.	92,200	1,993,595
ORIX Corp.	97,500	2,086,879
Osaka Gas Co. Ltd.	31,200	682,849
Otsuka Corp.	19,300	441,495
Otsuka Holdings Co. Ltd. (b)	37,600	2,040,797
Pan Pacific International Holdings Corp.	32,200	875,080
Panasonic Holdings Corp.	197,000	2,047,717
Rakuten Group, Inc. (a)	127,300	686,654
Recruit Holdings Co. Ltd.	118,200	8,233,645
Renesas Electronics Corp. (a)	142,300	1,811,163
Resona Holdings, Inc.	176,800	1,288,089
Ricoh Co. Ltd.	46,500	529,821
SBI Holdings, Inc.	23,011	575,582
SCREEN Holdings Co. Ltd.	7,000	414,462
SCSK Corp.	11,700	245,645
Secom Co. Ltd.	35,500	1,200,591
See accompanying notes to financial statements.
BHFTII-261

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Japan — (Continued)
Seiko Epson Corp.	24,500	$442,503
Sekisui Chemical Co. Ltd.	32,000	552,851
Sekisui House Ltd.	50,500	1,203,677
Seven & i Holdings Co. Ltd.	187,000	2,934,829
SG Holdings Co. Ltd.	19,500	186,162
Shimadzu Corp.	20,100	565,614
Shimano, Inc.	6,500	877,889
Shin-Etsu Chemical Co. Ltd.	152,100	5,035,843
Shionogi & Co. Ltd.	64,000	897,751
Shiseido Co. Ltd. (b)	33,900	602,747
Shizuoka Financial Group, Inc.	37,000	299,748
SMC Corp.	4,800	1,871,264
SoftBank Corp.	2,412,300	3,036,953
SoftBank Group Corp.	80,600	4,635,592
Sompo Holdings, Inc.	71,997	1,908,023
Sony Group Corp.	527,200	11,150,649
Subaru Corp.	51,000	899,764
Sumitomo Corp.	87,900	1,892,104
Sumitomo Electric Industries Ltd.	60,434	1,079,361
Sumitomo Metal Mining Co. Ltd.	20,900	475,249
Sumitomo Mitsui Financial Group, Inc.	317,100	7,645,100
Sumitomo Mitsui Trust Group, Inc.	54,852	1,289,069
Sumitomo Realty & Development Co. Ltd.	24,200	750,498
Suntory Beverage & Food Ltd.	11,800	374,999
Suzuki Motor Corp.	132,900	1,509,373
Sysmex Corp.	42,600	782,563
T&D Holdings, Inc.	41,500	757,993
Taisei Corp.	14,100	592,460
Takeda Pharmaceutical Co. Ltd.	134,348	3,565,912
TDK Corp.	164,300	2,117,203
Terumo Corp.	113,400	2,184,746
TIS, Inc.	18,000	424,575
Toho Co. Ltd.	9,500	370,130
Tokio Marine Holdings, Inc.	158,700	5,690,171
Tokyo Electric Power Co. Holdings, Inc. (a)	129,400	386,248
Tokyo Electron Ltd.	37,800	5,734,973
Tokyo Gas Co. Ltd.	30,500	848,168
Tokyu Corp.	42,400	453,093
TOPPAN Holdings, Inc.	20,300	537,902
Toray Industries, Inc.	117,400	741,389
TOTO Ltd.	12,000	288,203
Toyota Industries Corp.	13,800	1,111,609
Toyota Motor Corp.	866,900	17,108,675
Toyota Tsusho Corp.	53,900	952,268
Trend Micro, Inc.	10,700	577,581
Unicharm Corp. (b)	102,300	841,668
West Japan Railway Co.	37,200	657,786
Yakult Honsha Co. Ltd.	21,800	413,052
Yamaha Motor Co. Ltd. (b)	71,200	626,978
Yaskawa Electric Corp.	20,300	517,525
Yokogawa Electric Corp.	19,400	412,958
Zensho Holdings Co. Ltd.	8,000	452,952
ZOZO, Inc.	8,400	259,777
		312,157,704
Security Description	Shares	Value
Jordan — 0.0%
Hikma Pharmaceuticals PLC	11,270	$280,635
Luxembourg — 0.1%
ArcelorMittal SA	39,598	916,538
CVC Capital Partners PLC (a)	17,917	392,551
Eurofins Scientific SE	11,404	581,525
		1,890,614
Macau — 0.1%
Galaxy Entertainment Group Ltd.	185,000	779,302
Sands China Ltd. (a)	204,800	550,112
		1,329,414
Netherlands — 4.0%
ABN AMRO Bank NV	38,680	596,456
Adyen NV (a)	1,835	2,706,233
Aegon Ltd.	113,989	674,369
Akzo Nobel NV	14,405	864,642
Argenx SE (a)	5,017	3,096,605
ASM International NV	3,964	2,260,870
ASML Holding NV	33,734	23,716,513
ASR Nederland NV	13,381	634,395
BE Semiconductor Industries NV	6,508	879,863
Euronext NV	6,782	759,873
EXOR NV	8,395	766,510
Heineken Holding NV	10,942	653,979
Heineken NV	24,314	1,725,820
IMCD NV	4,811	712,261
ING Groep NV	278,880	4,359,301
JDE Peet's NV	7,639	130,467
Koninklijke Ahold Delhaize NV	79,090	2,578,474
Koninklijke KPN NV	333,252	1,212,427
Koninklijke Philips NV (a)	67,449	1,710,969
NN Group NV	22,857	995,098
Randstad NV	9,162	384,590
Universal Music Group NV (b)	69,494	1,772,847
Wolters Kluwer NV	19,796	3,282,306
		56,474,868
New Zealand — 0.3%
Auckland International Airport Ltd.	125,588	612,189
Fisher & Paykel Healthcare Corp. Ltd.	49,447	1,062,251
Infratil Ltd.	77,400	546,418
Mercury NZ Ltd.	58,845	192,957
Meridian Energy Ltd.	109,268	361,888
Xero Ltd. (a)	12,243	1,273,439
		4,049,142
Norway — 0.5%
Aker BP ASA	26,678	525,358
DNB Bank ASA	75,602	1,510,748
Equinor ASA	70,732	1,675,643
Gjensidige Forsikring ASA	16,885	299,111
Kongsberg Gruppen ASA	7,426	837,240
Mowi ASA	39,290	674,401
Norsk Hydro ASA	118,725	654,784
See accompanying notes to financial statements.
BHFTII-262

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Norway — (Continued)
Orkla ASA	59,180	$512,910
Salmar ASA	4,072	193,945
Telenor ASA	51,984	580,933
		7,465,073
Poland — 0.0%
InPost SA (a)	16,885	288,701
Portugal — 0.1%
EDP SA	264,920	846,448
Galp Energia SGPS SA	39,236	650,234
Jeronimo Martins SGPS SA	23,907	456,715
		1,953,397
Singapore — 1.6%
CapitaLand Ascendas (REIT)	315,544	593,928
CapitaLand Integrated Commercial Trust (REIT)	480,342	679,081
CapitaLand Investment Ltd.	197,700	379,194
DBS Group Holdings Ltd.	168,253	5,387,485
Genting Singapore Ltd.	510,500	286,286
Grab Holdings Ltd. - Class A (a)	178,300	841,576
Keppel Ltd.	123,000	616,586
Oversea-Chinese Banking Corp. Ltd.	285,864	3,494,573
Sea Ltd. (ADR) (a)	31,300	3,320,930
Sembcorp Industries Ltd.	52,000	210,332
Singapore Airlines Ltd.	125,640	591,158
Singapore Exchange Ltd.	72,400	675,330
Singapore Technologies Engineering Ltd.	131,800	449,957
Singapore Telecommunications Ltd.	627,420	1,414,115
STMicroelectronics NV	57,161	1,425,253
United Overseas Bank Ltd.	106,792	2,845,248
		23,211,032
South Africa — 0.2%
Anglo American PLC	107,276	3,179,598
South Korea — 0.0%
Delivery Hero SE (a) (b)	15,606	439,075
Spain — 2.5%
Acciona SA	1,647	185,392
ACS Actividades de Construccion y Servicios SA	15,504	777,784
Aena SME SA	6,332	1,292,001
Amadeus IT Group SA	38,032	2,674,544
Banco Bilbao Vizcaya Argentaria SA	486,552	4,762,855
Banco de Sabadell SA	459,278	892,791
Banco Santander SA	1,308,068	6,048,243
CaixaBank SA	336,893	1,826,781
Cellnex Telecom SA (a)	44,732	1,409,640
EDP Renovaveis SA	17,726	183,714
Endesa SA	26,815	576,475
Grifols SA (a)	21,632	204,111
Iberdrola SA	515,609	7,097,515
Industria de Diseno Textil SA	92,091	4,713,147
Redeia Corp. SA	34,260	585,111
Repsol SA	102,776	1,249,695
Security Description	Shares	Value
Spain — (Continued)
Telefonica SA (b)	335,083	$1,364,831
		35,844,630
Sweden — 3.0%
AddTech AB - B Shares	22,200	603,994
Alfa Laval AB	24,589	1,021,948
Assa Abloy AB - Class B	84,849	2,497,728
Atlas Copco AB - A Shares	227,208	3,480,187
Atlas Copco AB - B Shares	132,279	1,793,309
Beijer Ref AB	30,900	455,176
Boliden AB	23,330	654,113
Epiroc AB - A Shares	56,026	974,193
Epiroc AB - B Shares	33,355	519,362
EQT AB	31,792	877,306
Essity AB - Class B	51,694	1,383,941
Evolution AB	13,124	1,008,682
Fastighets AB Balder - B Shares (a)	56,909	395,312
Getinge AB - B Shares	15,453	253,826
H & M Hennes & Mauritz AB - B Shares (b)	48,319	651,048
Hexagon AB - B Shares	176,102	1,673,035
Holmen AB - B Shares	6,621	243,785
Industrivarden AB - A Shares	10,476	330,818
Industrivarden AB - C Shares	13,722	432,795
Indutrade AB	23,354	585,181
Investment AB Latour - B Shares	12,782	319,032
Investor AB - B Shares	146,380	3,875,731
L E Lundbergforetagen AB - B Shares	4,748	214,989
Lifco AB - B Shares	19,926	578,108
Nibe Industrier AB - B Shares	129,612	508,453
Saab AB - Class B	27,400	578,670
Sagax AB - Class B	18,874	386,851
Sandvik AB	90,392	1,622,054
Securitas AB - B Shares	42,096	521,521
Skandinaviska Enskilda Banken AB - Class A	134,472	1,845,042
Skanska AB - B Shares	29,072	612,099
SKF AB - B Shares	29,153	547,393
Svenska Cellulosa AB SCA - Class B	51,700	656,910
Svenska Handelsbanken AB - A Shares	123,829	1,280,884
Swedbank AB - A Shares	72,031	1,422,678
Swedish Orphan Biovitrum AB (a)	16,716	480,913
Tele2 AB - B Shares	45,951	454,421
Telefonaktiebolaget LM Ericsson - B Shares	235,068	1,902,649
Telia Co. AB	201,596	560,835
Trelleborg AB - B Shares	18,200	622,468
Volvo AB - A Shares	17,191	420,250
Volvo AB - B Shares	134,391	3,265,216
		42,512,906
Switzerland — 5.9%
ABB Ltd.	133,581	7,195,778
Adecco Group AG	14,354	353,968
Avolta AG	5,960	238,705
Bachem Holding AG	2,095	133,565
Baloise Holding AG	3,692	668,228
Banque Cantonale Vaudoise	1,980	182,372
Barry Callebaut AG	304	403,638
See accompanying notes to financial statements.
BHFTII-263

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Switzerland — (Continued)
BKW AG	1,390	$230,329
Chocoladefabriken Lindt & Spruengli AG	9	993,022
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	83	921,200
Cie Financiere Richemont SA - Class A	45,411	6,912,545
Clariant AG	13,958	155,885
DSM-Firmenich AG	15,700	1,584,697
EMS-Chemie Holding AG	597	402,629
Galderma Group AG (a)	7,020	779,273
Geberit AG	2,828	1,598,311
Givaudan SA	780	3,423,087
Helvetia Holding AG	3,150	519,659
Julius Baer Group Ltd.	17,451	1,127,361
Kuehne & Nagel International AG	4,093	937,377
Logitech International SA	13,199	1,086,352
Lonza Group AG	6,104	3,602,375
Novartis AG	166,427	16,220,283
Partners Group Holding AG	1,919	2,608,515
Sandoz Group AG	34,648	1,420,601
Schindler Holding AG	1,995	544,638
Schindler Holding AG (Participation Certificate)	3,450	951,883
SGS SA	13,027	1,306,278
SIG Group AG	26,000	512,772
Sika AG	12,884	3,066,120
Sonova Holding AG	4,289	1,398,138
Straumann Holding AG	9,452	1,187,867
Swatch Group AG	2,462	448,046
Swiss Life Holding AG	2,430	1,874,302
Swiss Prime Site AG	6,560	714,922
Swisscom AG	2,193	1,219,807
Temenos AG	5,130	361,948
UBS Group AG	277,777	8,482,628
VAT Group AG	2,289	861,830
Zurich Insurance Group AG	12,362	7,355,536
		83,986,470
United Arab Emirates — 0.0%
NMC Health PLC (a) (c) (d)	7,569	0
United Kingdom — 10.7%
3i Group PLC	82,175	3,652,087
Admiral Group PLC	21,980	726,023
Ashtead Group PLC	36,918	2,284,365
Associated British Foods PLC	28,338	724,774
AstraZeneca PLC	130,878	17,043,786
Auto Trader Group PLC	75,528	747,952
Aviva PLC	226,004	1,326,752
BAE Systems PLC	255,815	3,671,386
Barclays PLC	1,188,722	3,982,428
Barratt Developments PLC	116,365	638,682
Berkeley Group Holdings PLC	8,611	420,880
British American Tobacco PLC	168,607	6,116,444
BT Group PLC (b)	546,201	985,132
Bunzl PLC	28,559	1,176,195
Centrica PLC	442,710	740,616
CK Hutchison Holdings Ltd.	226,440	1,213,566
Security Description	Shares	Value
United Kingdom — (Continued)
Coca-Cola Europacific Partners PLC	17,400	$1,336,494
Compass Group PLC	143,576	4,774,539
Croda International PLC	11,199	474,602
DCC PLC	8,347	536,377
Diageo PLC	187,684	5,966,386
Entain PLC	53,943	462,184
Halma PLC	32,051	1,073,267
Hargreaves Lansdown PLC	30,032	412,947
HSBC Holdings PLC	1,534,254	15,084,208
Imperial Brands PLC	68,553	2,191,527
Informa PLC	112,551	1,121,460
InterContinental Hotels Group PLC	13,617	1,696,913
Intertek Group PLC	13,625	806,558
J Sainsbury PLC	139,639	477,730
JD Sports Fashion PLC	218,787	262,663
Kingfisher PLC	155,271	481,897
Land Securities Group PLC (REIT)	59,742	436,017
Legal & General Group PLC	502,898	1,441,297
Lloyds Banking Group PLC	5,267,999	3,595,127
London Stock Exchange Group PLC	40,366	5,686,069
M&G PLC	190,909	471,480
Marks & Spencer Group PLC	172,855	810,388
Melrose Industries PLC	111,080	770,149
National Grid PLC	406,220	4,815,744
NatWest Group PLC	594,944	2,995,766
Next PLC	10,116	1,202,666
Pearson PLC	50,796	814,552
Persimmon PLC	27,002	403,840
Phoenix Group Holdings PLC	59,189	376,866
Reckitt Benckiser Group PLC	58,928	3,561,173
RELX PLC	157,629	7,145,826
Rentokil Initial PLC	213,128	1,059,184
Rolls-Royce Holdings PLC (a)	718,006	5,110,606
Sage Group PLC	84,703	1,337,316
Schroders PLC	46,238	186,440
Segro PLC (REIT)	108,462	952,217
Severn Trent PLC	22,786	715,304
Smith & Nephew PLC	73,815	907,536
Smiths Group PLC	29,149	625,317
Spirax Group PLC	6,215	530,552
SSE PLC	92,313	1,853,378
Standard Chartered PLC	167,345	2,062,312
Taylor Wimpey PLC	298,847	455,277
Tesco PLC	584,706	2,692,515
Unilever PLC	207,292	11,744,149
United Utilities Group PLC	57,567	760,487
Vodafone Group PLC	1,907,957	1,627,721
Whitbread PLC	15,208	560,987
Wise PLC - Class A (a)	56,234	749,614
WPP PLC	91,054	943,247
		152,011,939
United States — 8.7%
Alcon, Inc.	42,228	3,581,082
BP PLC	1,356,555	6,687,313
CSL Ltd.	40,797	7,108,949
See accompanying notes to financial statements.
BHFTII-264

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Securities Lending Reinvestments (g)—3.6%
Security Description	Shares/ Principal Amount*	Value
United States — (Continued)
CyberArk Software Ltd. (a)	3,600	$1,199,340
Experian PLC	77,579	3,320,151
Ferrovial SE	39,107	1,640,954
GSK PLC	349,935	5,863,632
Haleon PLC	655,327	3,088,231
Holcim AG	44,037	4,228,524
James Hardie Industries PLC (a)	36,422	1,124,392
Monday.com Ltd. (a)	3,152	742,107
Nestle SA	219,006	17,984,167
Qiagen NV (a)	18,729	834,755
Roche Holding AG	59,325	16,629,370
Roche Holding AG (Bearer Shares)	2,714	809,113
Sanofi SA	96,219	9,301,602
Schneider Electric SE	46,161	11,406,999
Shell PLC	522,858	16,237,747
Spotify Technology SA (a)	12,900	5,771,202
Stellantis NV	163,735	2,148,182
Swiss Re AG	25,489	3,685,550
Tenaris SA	39,866	751,346
		124,144,708
Total Common Stocks (Cost $1,086,359,571)		1,347,234,307

Mutual Funds—3.0%
United States — 3.0%
iShares MSCI EAFE ETF (b) (e) (Cost $44,300,508)	574,000	43,400,140

Preferred Stocks—0.3%
Germany — 0.3%
Bayerische Motoren Werke AG	3,561	266,992
Dr. Ing hc F Porsche AG	9,593	580,080
Henkel AG & Co. KGaA	14,289	1,253,865
Porsche Automobil Holding SE	12,927	486,273
Sartorius AG (b)	2,213	493,098
Volkswagen AG	17,408	1,605,538
Total Preferred Stocks (Cost $5,318,295)		4,685,846

Short-Term Investments—1.5%
U.S. Treasury — 1.5%
U.S. Treasury Bills
3.715%, 01/09/25 (f)	300,000	299,754
3.769%, 01/09/25 (f)	400,000	399,673
3.816%, 01/09/25 (f)	2,525,000	2,522,933
3.913%, 01/09/25 (f)	450,000	449,632
3.925%, 01/09/25 (f)	1,025,000	1,024,161
3.958%, 01/09/25 (f)	17,175,000	17,160,943
Total Short-Term Investments (Cost $21,853,812)		21,857,096

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements — 0.8%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $400,099; collateralized by various Common Stock with an aggregate market value of $445,403	400,000	$400,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations at 3.875%, maturing 11/30/27, and an aggregate market value of $1,020,003	1,000,000	1,000,000
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $2,000,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $2,040,000	2,000,000	2,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $1,024,299	1,000,000	1,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $4,493,116; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $4,581,858	4,492,018	4,492,018
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $2,000,492; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $2,040,502	2,000,000	2,000,000
		10,892,018

Mutual Funds — 2.8%
AB Government Money Market Portfolio, Institutional Class, 4.430% (h)	300,000	300,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (h)	8,000,000	8,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (h)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (h)	9,000,000	9,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (h)	8,000,000	8,000,000
See accompanying notes to financial statements.
BHFTII-265

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (g)—(Continued)
Security Description	Shares	Value
Mutual Funds — (Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (h)	5,000,000	$5,000,000
		40,300,000
Total Securities Lending Reinvestments (Cost $51,192,018)		51,192,018
Total Investments—102.9% (Cost $1,209,024,204)		1,468,369,407
Other assets and liabilities (net)—(2.9)%		(41,936,993)
Net Assets—100.0%		$1,426,432,414

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $59,674,929 and the collateral received consisted of cash in the amount of
$51,192,018 and non-cash collateral with a value of $10,625,372. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and

Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $3,780,500.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2024.

Ten Largest Industries as of December 31, 2024 (Unaudited)	% of Net Assets
Banks	11.2
Pharmaceuticals	8.1
Insurance	5.4
Oil, Gas & Consumable Fuels	3.3
Semiconductors & Semiconductor Equipment	3.2
Capital Markets	3.1
Automobiles	2.9
Machinery	2.8
Textiles, Apparel & Luxury Goods	2.6
Chemicals	2.6
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$615,057,073	$0	$158,655,835
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(10,476,950)	$—	$—	$—	$(10,476,950)
Preferred Stocks	(249,145)	—	—	—	(249,145)
Mutual Funds	(40,465,923)	—	—	—	(40,465,923)
Total Borrowings	$(51,192,018)	$—	$—	$—	$(51,192,018)
Gross amount of recognized liabilities for securities lending transactions					$(51,192,018)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/21/25	185	USD	20,974,375	$(864,335)
See accompanying notes to financial statements.
BHFTII-266

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$864,335

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$861,324

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(1,446,414)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,724,552

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$99,876,891	$—	$99,876,891
Austria	—	3,166,954	—	3,166,954
Belgium	—	10,520,884	—	10,520,884
Brazil	—	370,393	—	370,393
Burkina Faso	—	202,249	—	202,249
Chile	—	659,156	—	659,156
China	—	6,880,779	—	6,880,779
Denmark	—	39,153,993	—	39,153,993
Finland	—	13,321,861	—	13,321,861
France	—	125,412,462	—	125,412,462
Germany	—	119,493,302	—	119,493,302
Hong Kong	375,953	24,272,015	—	24,647,968
Ireland	1,569,480	3,834,629	—	5,404,109
Israel	4,910,942	6,263,960	—	11,174,902
Italy	—	35,728,498	—	35,728,498
Japan	—	312,157,704	—	312,157,704
Jordan	—	280,635	—	280,635
Luxembourg	—	1,890,614	—	1,890,614
Macau	—	1,329,414	—	1,329,414
Netherlands	—	56,474,868	—	56,474,868
New Zealand	—	4,049,142	—	4,049,142
Norway	—	7,465,073	—	7,465,073
Poland	—	288,701	—	288,701
See accompanying notes to financial statements.
BHFTII-267

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Portugal	$—	$1,953,397	$—	$1,953,397
Singapore	4,162,506	19,048,526	—	23,211,032
South Africa	—	3,179,598	—	3,179,598
South Korea	—	439,075	—	439,075
Spain	—	35,844,630	—	35,844,630
Sweden	—	42,512,906	—	42,512,906
Switzerland	—	83,986,470	—	83,986,470
United Arab Emirates	—	—	0	0
United Kingdom	1,336,494	150,675,445	—	152,011,939
United States	7,712,649	116,432,059	—	124,144,708
Total Common Stocks	20,068,024	1,327,166,283	0	1,347,234,307
Total Mutual Funds*	43,400,140	—	—	43,400,140
Total Preferred Stocks*	—	4,685,846	—	4,685,846
Total Short-Term Investments*	—	21,857,096	—	21,857,096
Securities Lending Reinvestments
Mutual Funds	40,300,000	—	—	40,300,000
Repurchase Agreements	—	10,892,018	—	10,892,018
Total Securities Lending Reinvestments	40,300,000	10,892,018	—	51,192,018
Total Investments	$103,768,164	$1,364,601,243	$0	$1,468,369,407
Collateral for Securities Loaned (Liability)	$—	$(51,192,018)	$—	$(51,192,018)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(864,335)	$—	$—	$(864,335)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,226,971,372
Gross unrealized appreciation	318,121,743
Gross unrealized (depreciation)	(76,723,708)
Net unrealized appreciation (depreciation)	$241,398,035
See accompanying notes to financial statements.
BHFTII-268

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,468,369,407
Cash	156,812
Cash denominated in foreign currencies (c)	259,862
Receivable for:
Fund shares sold	6,555,740
Dividends and interest	3,482,221
Prepaid expenses	3,372
Total Assets	1,478,827,414
Liabilities
Collateral for securities loaned	51,192,018
Payable for:
Fund shares redeemed	222,065
Variation margin on futures contracts	21,275
Accrued Expenses:
Management fees	360,976
Distribution and service fees	96,642
Deferred trustees’ fees	211,555
Other expenses	290,469
Total Liabilities	52,395,000
Net Assets	$1,426,432,414
Net Assets Consist of:
Paid in surplus	$1,148,724,607
Distributable earnings (Accumulated losses)	277,707,807
Net Assets	$1,426,432,414
Net Assets
Class A	$996,835,502
Class B	262,269,460
Class E	18,606,040
Class G	148,721,412
Capital Shares Outstanding*
Class A	67,719,263
Class B	18,262,878
Class E	1,271,315
Class G	10,448,680
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.72
Class B	14.36
Class E	14.64
Class G	14.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,209,024,204.
(b)	Includes securities loaned at value of $59,674,929.
(c)	Identified cost of cash denominated in foreign currencies was $261,778.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$28,254,006
Interest	784,394
Securities lending income	130,180
Total investment income	29,168,580
Expenses
Management fees	3,004,975
Administration fees	57,525
Custodian and accounting fees	160,632
Distribution and service fees—Class B	695,018
Distribution and service fees—Class E	29,874
Distribution and service fees—Class G	462,436
Audit and tax services	57,114
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	104,404
Insurance	8,419
Miscellaneous	207,151
Total expenses	4,907,331
Less management fee waiver	(27,263)
Net expenses	4,880,068
Net Investment Income	24,288,512
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	11,473,388
Futures contracts	861,324
Foreign currency transactions	(248,403)
Net realized gain (loss)	12,086,309
Net change in unrealized appreciation (depreciation) on:
Investments	(8,504,742)
Futures contracts	(1,446,414)
Foreign currency transactions	(174,994)
Net change in unrealized appreciation (depreciation)	(10,126,150)
Net realized and unrealized gain (loss)	1,960,159
Net Increase (Decrease) in Net Assets From Operations	$26,248,671

(a)	Net of foreign withholding taxes of $2,754,410.
See accompanying notes to financial statements.
BHFTII-269

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,288,512	$24,898,724
Net realized gain (loss)	12,086,309	14,593,788
Net change in unrealized appreciation (depreciation)	(10,126,150)	119,063,973
Increase (decrease) in net assets from operations	26,248,671	158,556,485
From Distributions to Shareholders
Class A	(20,264,695)	(13,370,490)
Class B	(10,931,125)	(6,399,955)
Class E	(784,079)	(477,209)
Class G	(6,047,956)	(3,365,808)
Total distributions	(38,027,855)	(23,613,462)
Increase (decrease) in net assets from capital share transactions	486,971,743	(133,323,827)
Total increase (decrease) in net assets	475,192,559	1,619,196
Net Assets
Beginning of period	951,239,855	949,620,659
End of period	$1,426,432,414	$951,239,855

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	37,260,885	$554,777,744	1,906,751	$26,215,882
Reinvestments	1,317,600	20,264,695	940,921	13,370,490
Redemptions	(4,044,233)	(62,077,770)	(8,933,917)	(125,731,851)
Net increase (decrease)	34,534,252	$512,964,669	(6,086,245)	$(86,145,479)
Class B
Sales	873,934	$12,864,571	419,995	$5,716,368
Reinvestments	727,287	10,931,125	460,428	6,399,955
Redemptions	(2,924,050)	(43,949,341)	(3,341,479)	(45,350,451)
Net increase (decrease)	(1,322,829)	$(20,153,645)	(2,461,056)	$(33,234,128)
Class E
Sales	61,259	$927,648	51,411	$712,542
Reinvestments	51,214	784,079	33,749	477,209
Redemptions	(219,176)	(3,350,412)	(345,599)	(4,766,907)
Net increase (decrease)	(106,703)	$(1,638,685)	(260,439)	$(3,577,156)
Class G
Sales	630,908	$9,311,153	660,996	$9,010,864
Reinvestments	405,903	6,047,956	244,253	3,365,808
Redemptions	(1,317,167)	(19,559,705)	(1,686,995)	(22,743,736)
Net increase (decrease)	(280,356)	$(4,200,596)	(781,746)	$(10,367,064)
Increase (decrease) derived from capital shares transactions		$486,971,743		$(133,323,827)
See accompanying notes to financial statements.
BHFTII-270

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.85	$12.90	$16.17	$14.86	$14.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.39	0.38	0.40	0.27
Net realized and unrealized gain (loss)	0.14	1.92	(2.76)	1.20	0.75
Total income (loss) from investment operations	0.52	2.31	(2.38)	1.60	1.02
Less Distributions
Distributions from net investment income	(0.50)	(0.36)	(0.52)	(0.29)	(0.41)
Distributions from net realized capital gains	(0.15)	0.00	(0.37)	0.00	(0.07)
Total distributions	(0.65)	(0.36)	(0.89)	(0.29)	(0.48)
Net Asset Value, End of Period	$14.72	$14.85	$12.90	$16.17	$14.86
Total Return (%) (b)	3.32	17.93	(14.47)	10.72	7.85
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	0.37	0.37	0.38
Net ratio of expenses to average net assets (%) (c)	0.37	0.38	0.37	0.37	0.38
Ratio of net investment income (loss) to average net assets (%)	2.47	2.77	2.84	2.53	2.06
Portfolio turnover rate (%)	16	13	9	12	18
Net assets, end of period (in millions)	$996.8	$492.6	$506.7	$655.0	$622.7

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.50	$12.61	$15.81	$14.53	$14.01
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.34	0.34	0.35	0.23
Net realized and unrealized gain (loss)	0.11	1.87	(2.69)	1.18	0.74
Total income (loss) from investment operations	0.47	2.21	(2.35)	1.53	0.97
Less Distributions
Distributions from net investment income	(0.46)	(0.32)	(0.48)	(0.25)	(0.38)
Distributions from net realized capital gains	(0.15)	0.00	(0.37)	0.00	(0.07)
Total distributions	(0.61)	(0.32)	(0.85)	(0.25)	(0.45)
Net Asset Value, End of Period	$14.36	$14.50	$12.61	$15.81	$14.53
Total Return (%) (b)	3.00	17.64	(14.64)	10.48	7.58
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (c)	0.62	0.63	0.62	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	2.38	2.47	2.59	2.28	1.82
Portfolio turnover rate (%)	16	13	9	12	18
Net assets, end of period (in millions)	$262.3	$284.0	$277.9	$357.0	$366.2
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-271

Brighthouse Funds Trust II
MetLife MSCI EAFE Index Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.76	$12.83	$16.08	$14.78	$14.24
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.36	0.36	0.38	0.25
Net realized and unrealized gain (loss)	0.12	1.90	(2.75)	1.18	0.75
Total income (loss) from investment operations	0.50	2.26	(2.39)	1.56	1.00
Less Distributions
Distributions from net investment income	(0.47)	(0.33)	(0.49)	(0.26)	(0.39)
Distributions from net realized capital gains	(0.15)	0.00	(0.37)	0.00	(0.07)
Total distributions	(0.62)	(0.33)	(0.86)	(0.26)	(0.46)
Net Asset Value, End of Period	$14.64	$14.76	$12.83	$16.08	$14.78
Total Return (%) (b)	3.18	17.76	(14.60)	10.54	7.71
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.52	0.52	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.53	0.52	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	2.48	2.57	2.69	2.38	1.92
Portfolio turnover rate (%)	16	13	9	12	18
Net assets, end of period (in millions)	$18.6	$20.3	$21.0	$26.4	$27.1

	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$14.38	$12.51	$15.69	$14.43	$13.92
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.32	0.33	0.34	0.21
Net realized and unrealized gain (loss)	0.11	1.87	(2.67)	1.16	0.74
Total income (loss) from investment operations	0.45	2.19	(2.34)	1.50	0.95
Less Distributions
Distributions from net investment income	(0.45)	(0.32)	(0.47)	(0.24)	(0.37)
Distributions from net realized capital gains	(0.15)	0.00	(0.37)	0.00	(0.07)
Total distributions	(0.60)	(0.32)	(0.84)	(0.24)	(0.44)
Net Asset Value, End of Period	$14.23	$14.38	$12.51	$15.69	$14.43
Total Return (%) (b)	2.92	17.58	(14.66)	10.35	7.52
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.67	0.67	0.68
Net ratio of expenses to average net assets (%) (c)	0.67	0.68	0.67	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	2.32	2.41	2.55	2.23	1.69
Portfolio turnover rate (%)	16	13	9	12	18
Net assets, end of period (in millions)	$148.7	$154.3	$144.0	$177.0	$169.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-272

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.4%
AAR Corp. (a)	12,370	$758,034
AeroVironment, Inc. (a) (b)	9,969	1,534,129
AerSale Corp. (a) (b)	11,637	73,313
Archer Aviation, Inc. - Class A (a) (b)	84,569	824,548
Astronics Corp. (a) (b)	12,010	191,680
Byrna Technologies, Inc. (a) (b)	6,061	174,617
Cadre Holdings, Inc.	9,500	306,850
Ducommun, Inc. (a)	4,899	311,870
Eve Holding, Inc. (a) (b)	19,406	105,569
Intuitive Machines, Inc. (a) (b)	9,625	174,790
Kratos Defense & Security Solutions, Inc. (a)	53,036	1,399,090
Leonardo DRS, Inc. (a)	26,508	856,473
Mercury Systems, Inc. (a)	18,447	774,774
Moog, Inc. - Class A	10,176	2,003,044
National Presto Industries, Inc.	1,752	172,432
Park Aerospace Corp.	6,034	88,398
Redwire Corp. (a) (b)	7,921	130,380
Rocket Lab USA, Inc. (a) (b)	124,741	3,177,153
Triumph Group, Inc. (a)	26,390	492,437
V2X, Inc. (a)	5,079	242,929
Virgin Galactic Holdings, Inc. (a) (b)	9,821	57,747
		13,850,257
Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc. (a)	18,458	405,707
Forward Air Corp. (a) (b)	8,582	276,769
Hub Group, Inc. - Class A (b)	20,844	928,809
Radiant Logistics, Inc. (a) (b)	13,080	87,636
		1,698,921
Automobile Components — 1.1%
Adient PLC (a)	32,169	554,272
American Axle & Manufacturing Holdings, Inc. (a)	41,571	242,359
Cooper-Standard Holdings, Inc. (a) (b)	5,724	77,618
Dana, Inc.	47,056	543,967
Dorman Products, Inc. (a)	9,046	1,171,909
Fox Factory Holding Corp. (a)	15,216	460,588
Gentherm, Inc. (a)	11,309	451,512
Goodyear Tire & Rubber Co. (a) (b)	102,241	920,169
LCI Industries	8,898	919,964
Modine Manufacturing Co. (a)	18,499	2,144,589
Patrick Industries, Inc. (b)	11,630	966,220
Phinia, Inc.	15,648	753,764
Solid Power, Inc. (a) (b)	18,541	35,043
Standard Motor Products, Inc.	6,963	215,714
Stoneridge, Inc. (a)	8,958	56,167
Visteon Corp. (a)	9,794	868,924
XPEL, Inc. (a) (b)	9,098	363,374
		10,746,153
Automobiles — 0.1%
Winnebago Industries, Inc. (b)	10,168	485,828
Banks — 9.9%
1st Source Corp.	6,588	384,607
ACNB Corp. (b)	2,906	115,746
Security Description	Shares	Value
Banks—(Continued)
Amalgamated Financial Corp.	5,989	$200,452
Amerant Bancorp, Inc.	13,198	295,767
Ameris Bancorp	23,572	1,474,900
Ames National Corp.	2,972	48,830
Arrow Financial Corp. (b)	5,919	169,934
Associated Banc-Corp.	57,895	1,383,690
Atlantic Union Bankshares Corp. (b)	32,031	1,213,334
Axos Financial, Inc. (a)	19,567	1,366,755
Banc of California, Inc.	49,811	770,078
BancFirst Corp. (b)	7,141	836,782
Bancorp, Inc. (a)	16,654	876,500
Bank First Corp. (b)	3,520	348,797
Bank of Hawaii Corp. (b)	14,002	997,502
Bank of Marin Bancorp	5,192	123,414
Bank of NT Butterfield & Son Ltd.	15,364	561,554
Bank7 Corp.	1,297	60,518
BankUnited, Inc.	26,716	1,019,750
Bankwell Financial Group, Inc.	1,932	60,182
Banner Corp.	12,300	821,271
Bar Harbor Bankshares	5,292	161,829
BayCom Corp.	4,420	118,633
BCB Bancorp, Inc.	4,826	57,140
Berkshire Hills Bancorp, Inc.	14,559	413,912
Blue Foundry Bancorp (a)	7,608	74,634
Bridgewater Bancshares, Inc. (a)	6,071	82,019
Brookline Bancorp, Inc.	31,681	373,836
Burke & Herbert Financial Services Corp.	4,933	307,622
Business First Bancshares, Inc.	7,950	204,315
Byline Bancorp, Inc.	11,186	324,394
Cadence Bank	65,214	2,246,622
California BanCorp (a) (b)	8,293	137,166
Camden National Corp.	5,229	223,487
Capital Bancorp, Inc.	3,124	89,034
Capital City Bank Group, Inc.	4,547	166,648
Capitol Federal Financial, Inc.	44,600	263,586
Carter Bankshares, Inc. (a)	7,084	124,608
Cathay General Bancorp	24,933	1,187,060
Central Pacific Financial Corp. (b)	9,591	278,619
Chemung Financial Corp.	1,214	59,255
ChoiceOne Financial Services, Inc. (b)	2,407	85,785
Citizens & Northern Corp.	6,680	124,248
Citizens Financial Services, Inc. (b)	1,518	96,105
City Holding Co.	5,254	622,494
Civista Bancshares, Inc.	5,038	106,000
CNB Financial Corp.	6,782	168,601
Coastal Financial Corp. (a)	4,035	342,612
Colony Bankcorp, Inc.	5,248	84,703
Columbia Financial, Inc. (a) (b)	8,867	140,187
Community Financial System, Inc.	18,738	1,155,760
Community Trust Bancorp, Inc.	5,520	292,726
Community West Bancshares	5,299	102,642
ConnectOne Bancorp, Inc.	13,020	298,288
CrossFirst Bankshares, Inc. (a)	16,323	247,293
Customers Bancorp, Inc. (a)	10,621	517,030
CVB Financial Corp.	47,463	1,016,183
Dime Community Bancshares, Inc.	12,723	391,041
See accompanying notes to financial statements.
BHFTII-273

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Banks—(Continued)
Eagle Bancorp, Inc.	9,954	$259,103
Eastern Bankshares, Inc.	69,364	1,196,529
Enterprise Bancorp, Inc.	3,354	132,617
Enterprise Financial Services Corp. (b)	13,269	748,372
Equity Bancshares, Inc. - Class A	5,691	241,412
Esquire Financial Holdings, Inc.	2,392	190,164
ESSA Bancorp, Inc.	3,011	58,715
Farmers & Merchants Bancorp, Inc.	4,130	121,628
Farmers National Banc Corp.	13,119	186,552
FB Financial Corp.	12,737	656,083
Fidelity D&D Bancorp, Inc. (b)	1,594	77,787
Financial Institutions, Inc.	4,838	132,029
First BanCorp	57,980	1,077,848
First Bancorp, Inc. (b)	3,758	102,781
First Bancorp/Southern Pines NC	14,356	631,233
First Bancshares, Inc.	10,923	382,305
First Bank	7,642	107,523
First Busey Corp.	19,118	450,611
First Business Financial Services, Inc.	2,763	127,899
First Commonwealth Financial Corp.	36,264	613,587
First Community Bankshares, Inc.	5,615	233,809
First Financial Bancorp	33,832	909,404
First Financial Bankshares, Inc. (b)	46,591	1,679,606
First Financial Corp.	3,977	183,698
First Financial Northwest, Inc.	2,317	50,279
First Foundation, Inc.	18,803	116,767
First Internet Bancorp	2,669	96,057
First Interstate BancSystem, Inc. - Class A	28,433	923,220
First Merchants Corp.	20,897	833,581
First Mid Bancshares, Inc.	8,214	302,439
First of Long Island Corp.	7,036	82,180
First Western Financial, Inc. (a)	2,572	50,283
Five Star Bancorp (b)	6,153	185,144
Flagstar Financial, Inc. (b)	90,866	847,780
Flushing Financial Corp.	9,938	141,915
FS Bancorp, Inc.	2,273	93,329
Fulton Financial Corp.	65,032	1,253,817
FVCBankcorp, Inc. (a)	5,163	64,899
German American Bancorp, Inc. (b)	10,228	411,370
Glacier Bancorp, Inc. (b)	40,785	2,048,223
Great Southern Bancorp, Inc.	2,750	164,175
Greene County Bancorp, Inc. (b)	2,424	67,193
Guaranty Bancshares, Inc.	2,906	100,548
Hancock Whitney Corp.	31,071	1,700,205
Hanmi Financial Corp.	10,815	255,450
HarborOne Bancorp, Inc.	12,594	148,987
HBT Financial, Inc.	4,583	100,368
Heartland Financial USA, Inc.	15,193	931,407
Heritage Commerce Corp.	24,168	226,696
Heritage Financial Corp.	12,318	301,791
Hilltop Holdings, Inc.	16,711	478,436
Hingham Institution For Savings (b)	565	143,589
Home Bancorp, Inc. (b)	2,776	128,279
Home BancShares, Inc.	65,783	1,861,659
HomeStreet, Inc. (a)	6,024	68,794
HomeTrust Bancshares, Inc.	5,432	182,950
Security Description	Shares	Value
Banks—(Continued)
Hope Bancorp, Inc.	41,584	$511,067
Horizon Bancorp, Inc.	14,606	235,303
Independent Bank Corp.	22,380	1,226,003
Independent Bank Group, Inc.	12,990	788,103
International Bancshares Corp.	19,363	1,222,967
Investar Holding Corp.	3,059	67,176
John Marshall Bancorp, Inc.	4,296	86,264
Kearny Financial Corp.	19,772	139,986
Lakeland Financial Corp.	8,921	613,408
LCNB Corp.	3,649	55,209
LINKBANCORP, Inc.	7,910	59,167
Live Oak Bancshares, Inc. (b)	12,435	491,804
Mercantile Bank Corp.	5,350	238,021
Metrocity Bankshares, Inc.	6,644	212,276
Metropolitan Bank Holding Corp. (a)	3,805	222,212
Mid Penn Bancorp, Inc.	5,091	146,824
Middlefield Banc Corp. (b)	2,691	75,483
Midland States Bancorp, Inc.	6,845	167,018
MidWestOne Financial Group, Inc.	6,641	193,386
MVB Financial Corp.	3,791	78,474
National Bank Holdings Corp. - Class A	13,232	569,770
National Bankshares, Inc. (b)	1,983	56,932
NB Bancorp, Inc. (a)	14,229	256,976
NBT Bancorp, Inc. (b)	16,497	787,897
Nicolet Bankshares, Inc.	4,772	500,631
Northeast Bank	2,320	212,814
Northeast Community Bancorp, Inc.	4,595	112,394
Northfield Bancorp, Inc.	12,840	149,201
Northrim BanCorp, Inc.	1,883	146,761
Northwest Bancshares, Inc.	45,687	602,612
Norwood Financial Corp.	2,522	68,611
Oak Valley Bancorp	2,317	67,772
OceanFirst Financial Corp. (b)	20,652	373,801
OFG Bancorp	16,488	697,772
Old National Bancorp	112,640	2,444,851
Old Second Bancorp, Inc.	15,666	278,541
Orange County Bancorp, Inc.	1,834	101,915
Origin Bancorp, Inc.	9,863	328,339
Orrstown Financial Services, Inc.	7,249	265,386
Pacific Premier Bancorp, Inc.	34,333	855,578
Park National Corp. (b)	5,162	884,922
Parke Bancorp, Inc.	3,496	71,703
Pathward Financial, Inc.	9,012	663,103
PCB Bancorp	4,027	81,506
Peapack-Gladstone Financial Corp.	6,072	194,608
Peoples Bancorp of North Carolina, Inc. (b)	1,606	50,188
Peoples Bancorp, Inc.	12,413	393,368
Peoples Financial Services Corp.	3,009	154,001
Plumas Bancorp	1,875	88,613
Ponce Financial Group, Inc. (a)	6,376	82,888
Preferred Bank (b)	4,175	360,636
Premier Financial Corp.	12,696	324,637
Primis Financial Corp.	7,589	88,488
Princeton Bancorp, Inc.	1,758	60,528
Provident Bancorp, Inc. (a)	5,177	59,018
Provident Financial Services, Inc. (b)	45,115	851,320
See accompanying notes to financial statements.
BHFTII-274

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Banks—(Continued)
QCR Holdings, Inc.	5,877	$473,921
RBB Bancorp	6,012	123,186
Red River Bancshares, Inc.	1,618	87,340
Renasant Corp. (b)	22,057	788,538
Republic Bancorp, Inc. - Class A	2,983	208,422
S&T Bancorp, Inc.	13,668	522,391
Sandy Spring Bancorp, Inc.	15,759	531,236
Seacoast Banking Corp. of Florida	30,270	833,333
ServisFirst Bancshares, Inc.	18,168	1,539,556
Shore Bancshares, Inc.	10,034	159,039
Sierra Bancorp	4,701	135,953
Simmons First National Corp. - Class A	44,465	986,234
SmartFinancial, Inc.	5,462	169,213
South Plains Financial, Inc.	3,888	135,108
Southern First Bancshares, Inc. (a)	2,574	102,316
Southern Missouri Bancorp, Inc.	3,422	196,320
Southern States Bancshares, Inc.	2,700	89,937
Southside Bancshares, Inc.	10,316	327,636
SouthState Corp.	27,224	2,708,244
Stellar Bancorp, Inc.	17,624	499,640
Stock Yards Bancorp, Inc. (b)	9,181	657,451
Texas Capital Bancshares, Inc. (a)	16,606	1,298,589
Third Coast Bancshares, Inc. (a)	4,809	163,266
Timberland Bancorp, Inc.	2,592	79,082
Tompkins Financial Corp.	4,573	310,187
Towne Bank	25,188	857,903
TriCo Bancshares	11,477	501,545
Triumph Financial, Inc. (a) (b)	7,921	719,860
TrustCo Bank Corp.	6,683	222,611
Trustmark Corp.	21,809	771,384
UMB Financial Corp. (b)	16,060	1,812,532
United Bankshares, Inc.	47,339	1,777,579
United Community Banks, Inc. (b)	42,837	1,384,063
Unity Bancorp, Inc.	2,408	105,013
Univest Financial Corp.	10,397	306,815
USCB Financial Holdings, Inc. (b)	3,750	66,563
Valley National Bancorp	167,520	1,517,731
Veritex Holdings, Inc.	18,838	511,640
Virginia National Bankshares Corp.	1,715	65,513
WaFd, Inc.	23,934	771,632
Washington Trust Bancorp, Inc.	5,381	168,694
WesBanco, Inc.	20,638	671,561
West BanCorp, Inc.	5,288	114,485
Westamerica BanCorp	9,214	483,366
WSFS Financial Corp.	21,180	1,125,293
		97,879,738
Beverages — 0.3%
MGP Ingredients, Inc. (b)	4,728	186,141
National Beverage Corp.	8,501	362,738
Primo Brands Corp. - Class A (b)	56,643	1,742,905
Vita Coco Co., Inc. (a) (b)	14,209	524,454
		2,816,238
Biotechnology — 7.9%
2seventy bio, Inc. (a) (b)	16,931	49,777
Security Description	Shares	Value
Biotechnology—(Continued)
4D Molecular Therapeutics, Inc. (a)	22,699	$126,433
89bio, Inc. (a)	30,620	239,448
Absci Corp. (a)	27,355	71,670
ACADIA Pharmaceuticals, Inc. (a) (b)	43,159	791,968
ACELYRIN, Inc. (a)	24,797	77,863
ADC Therapeutics SA (a) (b)	24,279	48,315
ADMA Biologics, Inc. (a)	80,831	1,386,252
Agenus, Inc. (a)	1	3
Agios Pharmaceuticals, Inc. (a)	20,320	667,715
Akebia Therapeutics, Inc. (a)	51,057	97,008
Akero Therapeutics, Inc. (a)	24,434	679,754
Aldeyra Therapeutics, Inc. (a)	16,862	84,141
Alector, Inc. (a)	119	225
Alkermes PLC (a)	57,254	1,646,625
Allogene Therapeutics, Inc. (a) (b)	22,854	48,679
Altimmune, Inc. (a) (b)	29,427	212,169
Amicus Therapeutics, Inc. (a)	105,562	994,394
AnaptysBio, Inc. (a)	7,034	93,130
Anavex Life Sciences Corp. (a) (b)	27,467	294,996
Anika Therapeutics, Inc. (a)	4,948	81,444
Annexon, Inc. (a) (b)	40,811	209,360
Apogee Therapeutics, Inc. (a)	13,697	620,474
Arbutus Biopharma Corp. (a) (b)	53,888	176,214
Arcellx, Inc. (a)	15,490	1,187,928
Arcturus Therapeutics Holdings, Inc. (a) (b)	10,367	175,928
Arcus Biosciences, Inc. (a)	19,845	295,492
Arcutis Biotherapeutics, Inc. (a)	38,555	537,071
Ardelyx, Inc. (a) (b)	84,233	427,061
ArriVent Biopharma, Inc. (a) (b)	10,307	274,579
Arrowhead Pharmaceuticals, Inc. (a) (b)	43,016	808,701
ARS Pharmaceuticals, Inc. (a) (b)	20,288	214,038
Artiva Biotherapeutics, Inc. (a)	4,912	49,513
Astria Therapeutics, Inc. (a)	14,876	132,991
Aura Biosciences, Inc. (a)	15,656	128,692
Aurinia Pharmaceuticals, Inc. (a)	51,792	465,092
Avid Bioservices, Inc. (a)	22,701	280,357
Avidity Biosciences, Inc. (a)	39,570	1,150,696
Avita Medical, Inc. (a) (b)	8,679	111,091
Beam Therapeutics, Inc. (a) (b)	27,591	684,257
Bicara Therapeutics, Inc. (a) (b)	7,205	125,511
BioCryst Pharmaceuticals, Inc. (a)	74,673	561,541
Biohaven Ltd. (a)	30,647	1,144,666
Blueprint Medicines Corp. (a)	22,551	1,966,898
Bridgebio Pharma, Inc. (a)	50,531	1,386,571
C4 Therapeutics, Inc. (a) (b)	19,978	71,921
Candel Therapeutics, Inc. (a)	8,279	71,862
Capricor Therapeutics, Inc. (a)	13,438	185,444
Cardiff Oncology, Inc. (a)	15,732	68,277
CareDx, Inc. (a)	18,337	392,595
Cargo Therapeutics, Inc. (a)	14,362	207,100
Caribou Biosciences, Inc. (a)	6,334	10,071
Cartesian Therapeutics, Inc. (a) (b)	3,949	70,727
Catalyst Pharmaceuticals, Inc. (a)	40,264	840,310
Celcuity, Inc. (a) (b)	12,075	158,062
Celldex Therapeutics, Inc. (a) (b)	23,323	589,372
CG oncology, Inc. (a) (b)	17,155	492,005
See accompanying notes to financial statements.
BHFTII-275

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Biotechnology—(Continued)
Cogent Biosciences, Inc. (a)	33,453	$260,933
Coherus Biosciences, Inc. (a) (b)	43,302	59,757
Compass Therapeutics, Inc. (a) (b)	40,493	58,715
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	3,353	39,565
Crinetics Pharmaceuticals, Inc. (a)	31,471	1,609,112
Cullinan Therapeutics, Inc. (a) (b)	19,002	231,444
Cytokinetics, Inc. (a) (b)	41,007	1,928,969
Day One Biopharmaceuticals, Inc. (a) (b)	20,948	265,411
Denali Therapeutics, Inc. (a) (b)	44,702	911,027
Design Therapeutics, Inc. (a) (b)	10,875	67,099
Dianthus Therapeutics, Inc. (a) (b)	8,287	180,657
Disc Medicine, Inc. (a)	7,154	453,564
Dynavax Technologies Corp. (a)	47,584	607,648
Dyne Therapeutics, Inc. (a)	29,072	684,936
Entrada Therapeutics, Inc. (a)	9,169	158,532
Erasca, Inc. (a) (b)	77,720	195,077
Fate Therapeutics, Inc. (a)	10,007	16,512
Fennec Pharmaceuticals, Inc. (a)	9,286	58,688
Geron Corp. (a) (b)	209,589	741,945
Halozyme Therapeutics, Inc. (a)	44,752	2,139,593
Heron Therapeutics, Inc. (a) (b)	45,355	69,393
Humacyte, Inc. (a) (b)	29,466	148,803
Ideaya Biosciences, Inc. (a)	29,941	769,484
ImmunityBio, Inc. (a) (b)	52,901	135,427
Immunome, Inc. (a)	22,407	237,962
Immunovant, Inc. (a) (b)	20,977	519,600
Inhibrx Biosciences, Inc. (a) (b)	4,582	70,563
Inozyme Pharma, Inc. (a)	20,616	57,106
Insmed, Inc. (a)	61,268	4,229,943
Intellia Therapeutics, Inc. (a) (b)	34,873	406,619
Iovance Biotherapeutics, Inc. (a) (b)	98,239	726,969
Ironwood Pharmaceuticals, Inc. (a)	61,413	272,060
iTeos Therapeutics, Inc. (a)	7,999	61,432
Janux Therapeutics, Inc. (a)	10,161	544,020
Jasper Therapeutics, Inc. (a)	3,873	82,805
KalVista Pharmaceuticals, Inc. (a) (b)	12,559	106,375
Keros Therapeutics, Inc. (a) (b)	10,646	168,526
Kiniksa Pharmaceuticals International PLC (a)	13,613	269,265
Kodiak Sciences, Inc. (a)	12,624	125,609
Korro Bio, Inc. (a) (b)	2,050	78,044
Krystal Biotech, Inc. (a) (b)	8,905	1,395,057
Kura Oncology, Inc. (a)	26,499	230,806
Kymera Therapeutics, Inc. (a) (b)	16,813	676,387
Larimar Therapeutics, Inc. (a) (b)	13,977	54,091
LENZ Therapeutics, Inc. (b)	4,323	124,805
Lexeo Therapeutics, Inc. (a) (b)	8,000	52,640
MacroGenics, Inc. (a) (b)	23,739	77,152
Madrigal Pharmaceuticals, Inc. (a) (b)	6,399	1,974,539
MannKind Corp. (a) (b)	95,677	615,203
MeiraGTx Holdings PLC (a)	19,371	117,969
Mersana Therapeutics, Inc. (a) (b)	43,420	62,091
MiMedx Group, Inc. (a)	43,028	413,929
Mineralys Therapeutics, Inc. (a) (b)	9,649	118,779
Mirum Pharmaceuticals, Inc. (a) (b)	14,163	585,640
Monte Rosa Therapeutics, Inc. (a) (b)	13,981	97,028
Myriad Genetics, Inc. (a)	32,362	443,683
Security Description	Shares	Value
Biotechnology—(Continued)
Neurogene, Inc. (a) (b)	3,411	$77,976
Novavax, Inc. (a) (b)	55,355	445,054
Nurix Therapeutics, Inc. (a)	25,199	474,749
Nuvalent, Inc. - Class A (a) (b)	12,458	975,212
Ocugen, Inc. (a) (b)	97,773	78,707
Olema Pharmaceuticals, Inc. (a) (b)	13,351	77,836
Organogenesis Holdings, Inc. (a) (b)	27,222	87,110
ORIC Pharmaceuticals, Inc. (a)	25,859	208,682
Perspective Therapeutics, Inc. (a) (b)	17,530	55,921
Poseida Therapeutics, Inc. (a)	24,964	239,654
Praxis Precision Medicines, Inc. (a)	6,252	481,154
Prime Medicine, Inc. (a) (b)	19,230	56,152
ProKidney Corp. (a)	2,817	4,761
Protagonist Therapeutics, Inc. (a)	21,041	812,183
Prothena Corp. PLC (a)	14,435	199,925
PTC Therapeutics, Inc. (a)	27,377	1,235,798
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	90,069	608,866
REGENXBIO, Inc. (a)	15,149	117,102
Relay Therapeutics, Inc. (a)	43,536	179,368
Renovaro, Inc. (a) (b)	44,697	37,344
Replimune Group, Inc. (a)	22,287	269,896
Revolution Medicines, Inc. (a)	59,281	2,592,951
Rhythm Pharmaceuticals, Inc. (a)	19,681	1,101,742
Rigel Pharmaceuticals, Inc. (a)	7,690	129,346
Rocket Pharmaceuticals, Inc. (a) (b)	23,979	301,416
Sage Therapeutics, Inc. (a)	17,540	95,242
Sana Biotechnology, Inc. (a) (b)	14,140	23,048
Savara, Inc. (a) (b)	37,634	115,536
Scholar Rock Holding Corp. (a)	27,644	1,194,774
Sera Prognostics, Inc. - Class A (a) (b)	9,722	79,137
Soleno Therapeutics, Inc. (a)	9,205	413,765
SpringWorks Therapeutics, Inc. (a) (b)	24,748	894,145
Spyre Therapeutics, Inc. (a)	12,594	293,188
Stoke Therapeutics, Inc. (a)	11,723	129,305
Summit Therapeutics, Inc. (a) (b)	32,957	588,118
Sutro Biopharma, Inc. (a) (b)	5,492	10,105
Syndax Pharmaceuticals, Inc. (a) (b)	29,756	393,374
Tango Therapeutics, Inc. (a)	16,583	51,242
Taysha Gene Therapies, Inc. (a) (b)	38,807	67,136
TG Therapeutics, Inc. (a) (b)	50,110	1,508,311
Tourmaline Bio, Inc. (a) (b)	7,824	158,671
Travere Therapeutics, Inc. (a)	26,667	464,539
Twist Bioscience Corp. (a)	20,714	962,580
Tyra Biosciences, Inc. (a)	6,878	95,604
Upstream Bio, Inc. (a)	6,536	107,452
UroGen Pharma Ltd. (a) (b)	14,018	149,292
Vanda Pharmaceuticals, Inc. (a) (b)	18,910	90,579
Vaxcyte, Inc. (a)	44,133	3,612,727
Vera Therapeutics, Inc. (a)	15,877	671,438
Veracyte, Inc. (a)	27,635	1,094,346
Verastem, Inc. (a)	15,307	79,137
Vericel Corp. (a)	17,434	957,301
Verve Therapeutics, Inc. (a)	23,979	135,242
Vir Biotechnology, Inc. (a) (b)	32,843	241,068
Viridian Therapeutics, Inc. (a)	26,239	503,002
Voyager Therapeutics, Inc. (a) (b)	15,233	86,371
See accompanying notes to financial statements.
BHFTII-276

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Biotechnology—(Continued)
Xencor, Inc. (a)	24,133	$554,576
XOMA Royalty Corp. (a)	2,528	66,436
Y-mAbs Therapeutics, Inc. (a) (b)	12,818	100,365
Zenas Biopharma, Inc. (a) (b)	6,057	49,607
Zentalis Pharmaceuticals, Inc. (a)	19,529	59,173
Zymeworks, Inc. (a) (b)	20,433	299,139
		77,997,441
Broadline Retail — 0.0%
Groupon, Inc. (a) (b)	7,516	91,320
Savers Value Village, Inc. (a) (b)	8,917	91,399
		182,719
Building Products — 1.4%
AAON, Inc.	1	118
American Woodmark Corp. (a)	5,606	445,845
Apogee Enterprises, Inc.	7,864	561,568
AZZ, Inc.	10,532	862,781
CSW Industrials, Inc.	5,934	2,093,515
Gibraltar Industries, Inc. (a)	10,991	647,370
Griffon Corp.	13,494	961,717
Insteel Industries, Inc.	6,808	183,884
Janus International Group, Inc. (a)	51,598	379,245
JELD-WEN Holding, Inc. (a)	31,055	254,341
Masterbrand, Inc. (a)	45,688	667,502
Quanex Building Products Corp. (b)	15,958	386,822
Resideo Technologies, Inc. (a)	52,355	1,206,783
Tecnoglass, Inc. (b)	8,114	643,603
UFP Industries, Inc.	21,677	2,441,914
Zurn Elkay Water Solutions Corp. (b)	51,621	1,925,463
		13,662,471
Capital Markets — 1.8%
AlTi Global, Inc. (a)	11,834	52,188
Artisan Partners Asset Management, Inc. - Class A (b)	22,569	971,595
BGC Group, Inc. - Class A	130,480	1,182,149
Brightsphere Investment Group, Inc.	9,935	261,688
Cohen & Steers, Inc.	9,853	909,826
Diamond Hill Investment Group, Inc.	1,112	172,471
DigitalBridge Group, Inc.	56,993	642,881
Donnelley Financial Solutions, Inc. (a)	9,258	580,754
GCM Grosvenor, Inc. - Class A (b)	15,754	193,302
Hamilton Lane, Inc. - Class A (b)	13,750	2,035,687
Moelis & Co. - Class A	25,303	1,869,386
Open Lending Corp. (a) (b)	41,678	248,818
P10, Inc. - Class A	14,767	186,212
Patria Investments Ltd. - Class A (b)	22,588	262,698
Perella Weinberg Partners	19,040	453,914
Piper Sandler Cos.	6,216	1,864,489
PJT Partners, Inc. - Class A	8,142	1,284,889
Silvercrest Asset Management Group, Inc. - Class A	3,311	60,889
StepStone Group, Inc. - Class A	23,394	1,354,045
StoneX Group, Inc. (a)	9,813	961,380
Victory Capital Holdings, Inc. - Class A	14,804	969,070
Virtus Investment Partners, Inc.	2,425	534,906
Security Description	Shares	Value
Capital Markets—(Continued)
WisdomTree, Inc. (b)	50,039	$525,410
		17,578,647
Chemicals — 1.8%
AdvanSix, Inc. (b)	9,088	258,917
Arcadium Lithium PLC (a)	388,334	1,992,153
Arq, Inc. (a)	9,198	69,629
ASP Isotopes, Inc. (a) (b)	17,899	81,083
Aspen Aerogels, Inc. (a) (b)	21,086	250,502
Avient Corp.	32,380	1,323,047
Balchem Corp.	11,584	1,888,134
Cabot Corp. (b)	18,915	1,727,129
Ecovyst, Inc. (a)	42,049	321,254
Hawkins, Inc. (b)	6,945	851,943
HB Fuller Co.	19,637	1,325,105
Ingevity Corp. (a)	13,100	533,825
Innospec, Inc.	8,947	984,707
Intrepid Potash, Inc. (a)	3,574	78,342
Koppers Holdings, Inc.	6,695	216,918
Kronos Worldwide, Inc. (b)	7,014	68,387
LSB Industries, Inc. (a) (b)	16,416	124,597
Mativ Holdings, Inc.	21,566	235,069
Minerals Technologies, Inc.	11,532	878,854
Orion SA	20,785	328,195
Perimeter Solutions, Inc. (a)	48,344	617,836
PureCycle Technologies, Inc. (a) (b)	44,621	457,365
Quaker Chemical Corp. (b)	5,024	707,178
Rayonier Advanced Materials, Inc. (a)	26,681	220,118
Sensient Technologies Corp.	15,118	1,077,309
Stepan Co.	7,686	497,284
Tronox Holdings PLC	42,778	430,775
		17,545,655
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	22,668	1,160,148
ACCO Brands Corp.	33,919	178,075
ACV Auctions, Inc. - Class A (a)	53,220	1,149,552
Aris Water Solutions, Inc. - Class A	10,439	250,014
BrightView Holdings, Inc. (a)	20,967	335,262
Brink's Co.	15,575	1,444,893
Casella Waste Systems, Inc. - Class A (a)	22,112	2,339,671
CECO Environmental Corp. (a)	10,050	303,812
Cimpress PLC (a)	6,216	445,812
CoreCivic, Inc. (a)	39,531	859,404
Deluxe Corp. (b)	15,950	360,310
Driven Brands Holdings, Inc. (a) (b)	21,813	352,062
Ennis, Inc.	9,227	194,597
Enviri Corp. (a)	28,731	221,229
GEO Group, Inc. (a)	44,504	1,245,222
Healthcare Services Group, Inc. (a)	26,817	311,479
HNI Corp.	16,855	848,986
Interface, Inc.	20,639	502,560
Liquidity Services, Inc. (a)	7,856	253,670
Matthews International Corp. - Class A	10,243	283,526
MillerKnoll, Inc.	25,069	566,309
Montrose Environmental Group, Inc. (a)	13,039	241,873
See accompanying notes to financial statements.
BHFTII-277

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Commercial Services & Supplies—(Continued)
OPENLANE, Inc. (a) (b)	38,558	$764,991
Perma-Fix Environmental Services, Inc. (a) (b)	4,250	47,048
Pitney Bowes, Inc. (b)	57,798	418,458
Quad/Graphics, Inc.	11,465	79,911
Steelcase, Inc. - Class A	33,320	393,842
UniFirst Corp.	5,400	923,886
Viad Corp. (a)	7,380	313,724
VSE Corp.	6,273	596,562
		17,386,888
Communications Equipment — 0.6%
ADTRAN Holdings, Inc. (a)	28,415	236,697
Applied Optoelectronics, Inc. (a) (b)	14,529	535,539
Aviat Networks, Inc. (a)	3,608	65,341
Calix, Inc. (a)	21,092	735,478
Clearfield, Inc. (a) (b)	4,399	136,369
CommScope Holding Co., Inc. (a)	75,965	395,778
Digi International, Inc. (a)	12,841	388,183
Extreme Networks, Inc. (a)	45,069	754,455
Harmonic, Inc. (a)	39,676	524,914
Infinera Corp. (a) (b)	72,713	477,724
NETGEAR, Inc. (a)	9,591	267,301
NetScout Systems, Inc. (a)	24,843	538,099
Ribbon Communications, Inc. (a)	33,254	138,337
Viasat, Inc. (a) (b)	44,496	378,661
Viavi Solutions, Inc. (a)	78,973	797,627
		6,370,503
Construction & Engineering — 1.7%
Ameresco, Inc. - Class A (a)	12,640	296,787
Arcosa, Inc. (b)	17,380	1,681,341
Argan, Inc.	4,451	609,965
Bowman Consulting Group Ltd. (a) (b)	4,468	111,477
Centuri Holdings, Inc. (a)	6,335	122,329
Concrete Pumping Holdings, Inc. (a)	8,837	58,854
Construction Partners, Inc. - Class A (a)	15,388	1,361,222
Dycom Industries, Inc. (a)	10,177	1,771,409
Fluor Corp. (a)	60,192	2,968,669
Granite Construction, Inc.	15,782	1,384,239
Great Lakes Dredge & Dock Corp. (a)	23,814	268,860
IES Holdings, Inc. (a)	2,953	593,435
Limbach Holdings, Inc. (a)	3,683	315,044
Matrix Service Co. (a)	8,744	104,666
MYR Group, Inc. (a) (b)	5,575	829,393
Northwest Pipe Co. (a)	3,497	168,765
Orion Group Holdings, Inc. (a)	11,446	83,899
Primoris Services Corp.	19,155	1,463,442
Sterling Infrastructure, Inc. (a)	10,562	1,779,169
Tutor Perini Corp. (a)	15,079	364,912
		16,337,877
Construction Materials — 0.5%
Knife River Corp. (a)	20,386	2,072,033
Smith-Midland Corp. (a) (b)	1,615	71,803
Summit Materials, Inc. - Class A (a)	43,389	2,195,483
Security Description	Shares	Value
Construction Materials—(Continued)
U.S. Lime & Minerals, Inc.	3,788	$502,819
		4,842,138
Consumer Finance — 1.0%
Atlanticus Holdings Corp. (a)	1,823	101,687
Bread Financial Holdings, Inc.	17,815	1,087,784
Dave, Inc. (a)	2,684	233,293
Encore Capital Group, Inc. (a) (b)	8,413	401,889
Enova International, Inc. (a)	9,133	875,672
FirstCash Holdings, Inc.	13,792	1,428,851
Green Dot Corp. - Class A (a)	17,843	189,850
LendingClub Corp. (a)	39,181	634,340
LendingTree, Inc. (a)	3,468	134,385
Medallion Financial Corp.	6,851	64,331
Moneylion, Inc. (a)	3,449	296,648
Navient Corp. (b)	28,359	376,891
Nelnet, Inc. - Class A (b)	5,100	544,731
NerdWallet, Inc. - Class A (a)	14,569	193,768
OppFi, Inc. (b)	7,556	57,879
PRA Group, Inc. (a)	13,018	271,946
PROG Holdings, Inc.	14,927	630,815
Regional Management Corp.	3,196	108,600
Upstart Holdings, Inc. (a)	27,642	1,701,918
World Acceptance Corp. (a)	1,225	137,739
		9,473,017
Consumer Staples Distribution & Retail — 0.8%
Andersons, Inc.	11,772	477,001
Chefs' Warehouse, Inc. (a) (b)	12,623	622,566
Guardian Pharmacy Services, Inc. - Class A (a)	3,324	67,344
HF Foods Group, Inc. (a)	15,141	48,603
Ingles Markets, Inc. - Class A (b)	5,247	338,117
Natural Grocers by Vitamin Cottage, Inc.	3,115	123,728
PriceSmart, Inc. (b)	9,003	829,807
SpartanNash Co.	12,311	225,538
Sprouts Farmers Market, Inc. (a)	35,720	4,538,940
United Natural Foods, Inc. (a)	21,211	579,272
Village Super Market, Inc. - Class A	2,910	92,800
Weis Markets, Inc. (b)	5,951	403,002
		8,346,718
Containers & Packaging — 0.2%
Ardagh Metal Packaging SA	61,765	185,913
Greif, Inc. - Class A	8,967	548,063
Greif, Inc. - Class B	1,893	128,440
Myers Industries, Inc.	11,721	129,400
O-I Glass, Inc. (a)	55,683	603,604
Pactiv Evergreen, Inc.	13,836	241,715
Ranpak Holdings Corp. (a)	15,829	108,903
TriMas Corp.	14,626	359,653
		2,305,691
Distributors — 0.0%
A-Mark Precious Metals, Inc. (b)	7,323	200,650
GigaCloud Technology, Inc. - Class A (a) (b)	9,858	182,570
See accompanying notes to financial statements.
BHFTII-278

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Distributors—(Continued)
Weyco Group, Inc.	2,058	$77,278
		460,498
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc. (a)	13,444	1,221,387
American Public Education, Inc. (a)	5,187	111,884
Carriage Services, Inc.	4,959	197,616
Chegg, Inc. (a)	11,486	18,492
Coursera, Inc. (a) (b)	50,087	425,740
European Wax Center, Inc. - Class A (a) (b)	11,678	77,892
Frontdoor, Inc. (a)	27,278	1,491,288
Graham Holdings Co. - Class B	1,113	970,447
KinderCare Learning Cos., Inc. (a)	10,226	182,023
Laureate Education, Inc. (a)	45,530	832,744
Lincoln Educational Services Corp. (a)	9,521	150,622
Mister Car Wash, Inc. (a)	34,269	249,821
OneSpaWorld Holdings Ltd.	36,090	718,191
Perdoceo Education Corp.	23,545	623,236
Strategic Education, Inc.	7,972	744,744
Stride, Inc. (a) (b)	15,260	1,585,972
Udemy, Inc. (a)	35,012	288,149
Universal Technical Institute, Inc. (a)	14,248	366,316
		10,256,564
Diversified REITs — 0.6%
Alexander & Baldwin, Inc.	26,116	463,298
Alpine Income Property Trust, Inc.	4,463	74,934
American Assets Trust, Inc.	17,197	451,593
Armada Hoffler Properties, Inc.	26,257	268,609
Broadstone Net Lease, Inc.	67,841	1,075,958
CTO Realty Growth, Inc.	10,309	203,190
Empire State Realty Trust, Inc. - Class A	48,092	496,309
Essential Properties Realty Trust, Inc. (b)	62,813	1,964,791
Gladstone Commercial Corp.	16,206	263,185
Global Net Lease, Inc. (b)	72,035	525,856
NexPoint Diversified Real Estate Trust	12,127	73,975
One Liberty Properties, Inc.	5,452	148,513
		6,010,211
Diversified Telecommunication Services — 0.6%
Anterix, Inc. (a)	3,167	97,132
AST SpaceMobile, Inc. (a) (b)	48,177	1,016,535
ATN International, Inc.	3,399	57,137
Bandwidth, Inc. - Class A (a) (b)	8,108	137,998
Cogent Communications Holdings, Inc.	15,771	1,215,471
Globalstar, Inc. (a) (b)	261,649	541,613
IDT Corp. - Class B	5,540	263,261
Liberty Latin America Ltd. - Class A (a)	10,944	69,604
Liberty Latin America Ltd. - Class C (a)	46,778	296,572
Lumen Technologies, Inc. (a)	362,270	1,923,654
Shenandoah Telecommunications Co.	17,519	220,915
		5,839,892
Electric Utilities — 0.8%
ALLETE, Inc.	20,797	1,347,646
Security Description	Shares	Value
Electric Utilities—(Continued)
Genie Energy Ltd. - Class B	4,094	$63,825
Hawaiian Electric Industries, Inc. (a)	59,386	577,826
MGE Energy, Inc.	13,054	1,226,554
Otter Tail Corp. (b)	14,832	1,095,195
Portland General Electric Co.	36,388	1,587,245
TXNM Energy, Inc. (b)	32,238	1,585,142
		7,483,433
Electrical Equipment — 1.2%
Allient, Inc.	4,654	112,999
American Superconductor Corp. (a) (b)	12,564	309,451
Array Technologies, Inc. (a) (b)	55,593	335,782
Atkore, Inc.	12,599	1,051,386
Blink Charging Co. (a)	3,837	5,333
Bloom Energy Corp. - Class A (a) (b)	71,246	1,582,374
ChargePoint Holdings, Inc. (a) (b)	173,551	185,700
Energy Vault Holdings, Inc. (a)	9,443	21,530
EnerSys	14,342	1,325,631
Enovix Corp. (a) (b)	59,102	642,439
Fluence Energy, Inc. (a) (b)	22,066	350,408
Freyr Battery, Inc. (a) (b)	42,502	109,655
FuelCell Energy, Inc. (a) (b)	6,972	63,027
GrafTech International Ltd. (a) (b)	66,551	115,133
LSI Industries, Inc.	10,178	197,657
Net Power, Inc. (a) (b)	7,281	77,106
NEXTracker, Inc. - Class A (a) (b)	51,761	1,890,829
NuScale Power Corp. (a)	30,376	544,642
Plug Power, Inc. (a) (b)	284,505	605,996
Powell Industries, Inc.	3,353	743,192
Preformed Line Products Co.	876	111,944
Shoals Technologies Group, Inc. - Class A (a) (b)	62,745	346,980
Sunrun, Inc. (a)	78,401	725,209
Thermon Group Holdings, Inc. (a)	12,017	345,729
Vicor Corp. (a)	8,203	396,369
		12,196,501
Electronic Equipment, Instruments & Components — 2.9%
Advanced Energy Industries, Inc.	13,408	1,550,367
Arlo Technologies, Inc. (a) (b)	34,212	382,832
Badger Meter, Inc.	10,528	2,233,199
Bel Fuse, Inc. - Class A (b)	619	55,760
Bel Fuse, Inc. - Class B	3,517	290,047
Belden, Inc.	14,526	1,635,773
Benchmark Electronics, Inc.	12,810	581,574
Climb Global Solutions, Inc. (b)	1,406	178,211
CTS Corp.	10,806	569,800
Daktronics, Inc. (a)	15,568	262,476
ePlus, Inc. (a)	9,438	697,279
Evolv Technologies Holdings, Inc. (a) (b)	59,726	235,918
Fabrinet (a) (b)	13,057	2,870,973
FARO Technologies, Inc. (a)	6,602	167,427
Insight Enterprises, Inc. (a) (b) (c)	9,678	1,472,024
Itron, Inc. (a) (b)	16,017	1,739,126
Kimball Electronics, Inc. (a)	10,416	195,092
Knowles Corp. (a) (b)	31,227	622,354
Lightwave Logic, Inc. (a) (b)	39,253	82,431
See accompanying notes to financial statements.
BHFTII-279

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Electronic Equipment, Instruments & Components—(Continued)
Methode Electronics, Inc.	11,132	$131,246
MicroVision, Inc. (a) (b)	25,910	33,942
Mirion Technologies, Inc. (a)	73,646	1,285,123
Napco Security Technologies, Inc.	12,668	450,474
nLight, Inc. (a)	19,406	203,569
Novanta, Inc. (a)	12,848	1,962,789
OSI Systems, Inc. (a) (b)	5,537	927,060
Ouster, Inc. (a)	17,035	208,168
PAR Technology Corp. (a) (b)	11,966	869,569
PC Connection, Inc.	4,171	288,925
Plexus Corp. (a) (c)	9,444	1,477,797
Powerfleet, Inc. NJ (a)	34,098	227,093
Richardson Electronics Ltd. (b)	3,978	55,811
Rogers Corp. (a)	6,739	684,750
Sanmina Corp. (a)	19,242	1,456,042
ScanSource, Inc. (a)	8,822	418,604
SmartRent, Inc. (a) (b)	42,449	74,286
TTM Technologies, Inc. (a)	36,203	896,024
Vishay Intertechnology, Inc. (b)	45,318	767,687
Vishay Precision Group, Inc. (a)	4,194	98,433
		28,340,055
Energy Equipment & Services — 2.0%
Archrock, Inc.	59,784	1,488,024
Atlas Energy Solutions, Inc. (b)	24,586	545,317
Borr Drilling Ltd. (a)	86,344	336,742
Bristow Group, Inc. (a)	8,844	303,349
Cactus, Inc. - Class A	23,468	1,369,592
ChampionX Corp.	68,319	1,857,594
Core Laboratories, Inc. (b)	18,132	313,865
Expro Group Holdings NV (a)	34,031	424,367
Forum Energy Technologies, Inc. (a)	3,314	51,334
Helix Energy Solutions Group, Inc. (a)	51,731	482,133
Helmerich & Payne, Inc.	34,642	1,109,237
Innovex International, Inc. (a) (b)	11,785	164,636
Kodiak Gas Services, Inc.	11,705	477,915
Liberty Energy, Inc. (b)	57,874	1,151,114
Nabors Industries Ltd. (a)	3,057	174,769
Natural Gas Services Group, Inc. (a)	3,564	95,515
Newpark Resources, Inc. (a)	33,586	257,605
Noble Corp. PLC (b)	49,572	1,556,561
Oceaneering International, Inc. (a)	36,233	944,957
Oil States International, Inc. (a)	22,333	113,005
Patterson-UTI Energy, Inc.	139,461	1,151,948
ProFrac Holding Corp. - Class A (a) (b)	8,200	63,632
ProPetro Holding Corp. (a) (b)	31,801	296,703
Ranger Energy Services, Inc. - Class A	5,274	81,641
RPC, Inc. (b)	30,733	182,554
SEACOR Marine Holdings, Inc. (a)	8,136	53,372
Seadrill Ltd. (a)	24,671	960,442
Select Water Solutions, Inc.	32,782	434,034
Solaris Energy Infrastructure, Inc. (b)	9,212	265,121
TETRA Technologies, Inc. (a) (b)	45,416	162,589
Tidewater, Inc. (a)	17,489	956,823
Transocean Ltd. (a) (b)	248,054	930,202
Security Description	Shares	Value
Energy Equipment & Services—(Continued)
Valaris Ltd. (a) (b)	22,583	$999,072
		19,755,764
Entertainment — 0.5%
AMC Entertainment Holdings, Inc. - Class A (a)	121,726	484,469
Atlanta Braves Holdings, Inc. - Class A (a) (b)	3,713	151,490
Atlanta Braves Holdings, Inc. - Class C (a)	18,018	689,369
Cinemark Holdings, Inc. (a) (b)	39,572	1,225,941
Eventbrite, Inc. - Class A (a) (b)	15,341	51,546
IMAX Corp. (a)	15,451	395,546
Lions Gate Entertainment Corp. - Class A (a) (b)	21,655	184,934
Lions Gate Entertainment Corp. - Class B (a)	44,922	339,161
Madison Square Garden Entertainment Corp. (a)	14,161	504,132
Marcus Corp.	7,922	170,323
Playstudios, Inc. (a)	34,768	64,668
Reservoir Media, Inc. (a)	7,562	68,436
Sphere Entertainment Co. (a)	10,327	416,385
Vivid Seats, Inc. - Class A (a) (b)	26,185	121,236
		4,867,636
Financial Services — 2.6%
Acacia Research Corp. (a)	14,101	61,198
Alerus Financial Corp.	7,660	147,378
AvidXchange Holdings, Inc. (a)	62,734	648,670
Banco Latinoamericano de Comercio Exterior SA	9,833	349,760
Burford Capital Ltd. (b)	72,126	919,606
Cannae Holdings, Inc.	20,223	401,629
Cantaloupe, Inc. (a) (b)	21,113	200,785
Cass Information Systems, Inc.	4,551	186,181
Compass Diversified Holdings	24,104	556,320
Enact Holdings, Inc.	10,641	344,556
Essent Group Ltd.	37,361	2,033,933
EVERTEC, Inc.	23,112	798,057
Federal Agricultural Mortgage Corp. - Class C (b)	3,279	645,799
Flywire Corp. (a)	43,468	896,310
HA Sustainable Infrastructure Capital, Inc. (b)	40,277	1,080,632
I3 Verticals, Inc. - Class A (a) (b)	9,239	212,867
International Money Express, Inc. (a)	11,455	238,608
Jackson Financial, Inc. - Class A	26,684	2,323,643
Marqeta, Inc. - Class A (a)	168,323	637,944
Merchants Bancorp	6,508	237,347
Mr. Cooper Group, Inc. (a)	22,344	2,145,247
NCR Atleos Corp. (a)	26,007	882,157
NewtekOne, Inc.	8,049	102,786
NMI Holdings, Inc. (a)	28,107	1,033,213
Onity Group, Inc. (a)	2,204	67,685
Pagseguro Digital Ltd. - Class A (a)	68,272	427,383
Payoneer Global, Inc. (a)	101,890	1,022,976
Paysafe Ltd. (a) (b)	11,871	202,994
PennyMac Financial Services, Inc.	9,579	978,399
Priority Technology Holdings, Inc. (a)	6,664	78,302
Radian Group, Inc.	54,259	1,721,095
Remitly Global, Inc. (a)	52,911	1,194,201
Repay Holdings Corp. (a) (b)	29,747	226,970
Sezzle, Inc. (a)	815	208,477
StoneCo Ltd. - Class A (a) (b)	102,623	817,905
See accompanying notes to financial statements.
BHFTII-280

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Financial Services—(Continued)
Velocity Financial, Inc. (a)	2,976	$58,211
Walker & Dunlop, Inc.	11,511	1,118,984
Waterstone Financial, Inc.	5,854	78,678
		25,286,886
Food Products — 1.0%
Alico, Inc.	2,158	55,957
B&G Foods, Inc. (b)	28,512	196,448
Beyond Meat, Inc. (a) (b)	8,383	31,520
BRC, Inc. - Class A (a) (b)	20,976	66,494
Calavo Growers, Inc.	5,820	148,410
Cal-Maine Foods, Inc.	14,262	1,467,845
Dole PLC	27,248	368,938
Fresh Del Monte Produce, Inc.	12,227	406,059
Hain Celestial Group, Inc. (a)	32,645	200,767
J&J Snack Foods Corp. (b)	5,485	850,888
J.M. Smucker Co.	1	110
John B Sanfilippo & Son, Inc.	3,070	267,428
Lancaster Colony Corp.	7,025	1,216,308
Limoneira Co.	5,916	144,705
Mama's Creations, Inc. (a) (b)	11,318	90,091
Mission Produce, Inc. (a)	15,099	216,973
Seneca Foods Corp. - Class A (a)	1,733	137,357
Simply Good Foods Co. (a)	32,770	1,277,375
SunOpta, Inc. (a) (b)	34,321	264,272
TreeHouse Foods, Inc. (a) (b)	17,238	605,571
Utz Brands, Inc. (b)	23,624	369,952
Vital Farms, Inc. (a)	11,802	444,817
Westrock Coffee Co. (a) (b)	16,741	107,477
WK Kellogg Co. (b)	23,808	428,306
		9,364,068
Gas Utilities — 0.9%
Brookfield Infrastructure Corp. - Class A (b)	42,960	1,718,829
Chesapeake Utilities Corp.	7,919	960,971
New Jersey Resources Corp.	35,175	1,640,914
Northwest Natural Holding Co. (b)	13,594	537,779
ONE Gas, Inc. (b)	20,168	1,396,634
RGC Resources, Inc. (b)	2,683	53,821
Southwest Gas Holdings, Inc.	21,126	1,493,819
Spire, Inc. (b)	20,345	1,380,001
		9,182,768
Ground Transportation — 0.4%
ArcBest Corp. (b)	8,448	788,367
Covenant Logistics Group, Inc.	3,144	171,380
FTAI Infrastructure, Inc. (b)	40,293	292,527
Heartland Express, Inc.	16,903	189,652
Hertz Global Holdings, Inc. (a) (b)	45,463	166,395
Marten Transport Ltd.	20,940	326,873
RXO, Inc. (a)	56,838	1,355,018
Universal Logistics Holdings, Inc. (b)	2,513	115,447
Werner Enterprises, Inc.	22,137	795,161
		4,200,820
Security Description	Shares	Value
Health Care Equipment & Supplies — 2.9%
Accuray, Inc. (a)	37,279	$73,812
Alphatec Holdings, Inc. (a)	37,276	342,194
AngioDynamics, Inc. (a)	12,461	114,143
Artivion, Inc. (a) (b)	14,401	411,725
AtriCure, Inc. (a)	17,092	522,331
Avanos Medical, Inc. (a)	15,903	253,176
Axogen, Inc. (a)	15,599	257,072
Bioventus, Inc. - Class A (a)	12,949	135,964
Ceribell, Inc. (a)	4,590	118,789
Cerus Corp. (a) (b)	29,956	46,132
CONMED Corp. (b)	11,116	760,779
CVRx, Inc. (a) (b)	5,164	65,428
Embecta Corp.	20,868	430,924
Glaukos Corp. (a)	17,547	2,630,997
Haemonetics Corp. (a)	18,020	1,407,002
ICU Medical, Inc. (a)	7,704	1,195,430
Inari Medical, Inc. (a)	19,045	972,247
Inmode Ltd. (a)	25,878	432,163
Inogen, Inc. (a)	7,678	70,407
Integer Holdings Corp. (a) (b)	11,970	1,586,264
Integra LifeSciences Holdings Corp. (a)	24,445	554,413
iRadimed Corp.	2,985	164,175
iRhythm Technologies, Inc. (a) (b)	11,260	1,015,314
Lantheus Holdings, Inc. (a)	24,700	2,209,662
LeMaitre Vascular, Inc. (b)	7,309	673,451
LivaNova PLC (a)	19,622	908,695
Merit Medical Systems, Inc. (a)	20,527	1,985,371
Neogen Corp. (a) (b)	78,441	952,274
NeuroPace, Inc. (a)	5,453	61,019
Novocure Ltd. (a)	38,427	1,145,125
Omnicell, Inc. (a) (b)	16,453	732,488
OraSure Technologies, Inc. (a)	29,707	107,242
Orthofix Medical, Inc. (a)	12,079	210,899
OrthoPediatrics Corp. (a)	5,617	130,202
Paragon 28, Inc. (a) (b)	15,954	164,805
PROCEPT BioRobotics Corp. (a)	15,885	1,279,060
Pulmonx Corp. (a)	12,235	83,076
Pulse Biosciences, Inc. (a) (b)	5,792	100,839
RxSight, Inc. (a)	12,974	446,046
Semler Scientific, Inc. (a) (b)	1,789	96,606
SI-BONE, Inc. (a)	17,529	245,757
STAAR Surgical Co. (a) (b)	17,911	435,058
Surmodics, Inc. (a)	4,747	187,981
Tactile Systems Technology, Inc. (a)	7,825	134,042
Tandem Diabetes Care, Inc. (a) (b)	23,352	841,139
TransMedics Group, Inc. (a) (b)	11,554	720,392
Treace Medical Concepts, Inc. (a)	16,496	122,730
UFP Technologies, Inc. (a) (b)	2,609	637,927
Utah Medical Products, Inc.	1,293	79,481
Varex Imaging Corp. (a)	14,212	207,353
Zimvie, Inc. (a) (b)	9,020	125,829
		28,585,430
Health Care Providers & Services — 2.6%
Accolade, Inc. (a)	24,410	83,482
AdaptHealth Corp. (a)	36,987	352,116
See accompanying notes to financial statements.
BHFTII-281

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care Providers & Services—(Continued)
Addus HomeCare Corp. (a)	6,280	$787,198
agilon health, Inc. (a) (b)	113,767	216,157
Alignment Healthcare, Inc. (a)	36,308	408,465
AMN Healthcare Services, Inc. (a)	13,777	329,546
Ardent Health Partners, Inc. (a)	4,145	70,797
Astrana Health, Inc. (a) (b)	15,551	490,323
Aveanna Healthcare Holdings, Inc. (a)	18,054	82,507
BrightSpring Health Services, Inc. (a)	19,588	333,584
Brookdale Senior Living, Inc. (a) (b)	69,531	349,741
Castle Biosciences, Inc. (a)	9,449	251,816
Community Health Systems, Inc. (a)	53,455	159,830
Concentra Group Holdings Parent, Inc.	41,186	814,659
CorVel Corp. (a) (b)	9,564	1,064,091
Cross Country Healthcare, Inc. (a) (b)	10,985	199,488
DocGo, Inc. (a) (b)	34,375	145,750
Enhabit, Inc. (a)	17,210	134,410
Ensign Group, Inc.	19,895	2,643,250
Fulgent Genetics, Inc. (a)	7,417	136,992
GeneDx Holdings Corp. (a) (b)	4,565	350,866
Guardant Health, Inc. (a)	42,400	1,295,320
HealthEquity, Inc. (a)	30,342	2,911,315
Hims & Hers Health, Inc. (a) (b)	68,144	1,647,722
InfuSystem Holdings, Inc. (a)	7,718	65,217
LifeStance Health Group, Inc. (a) (b)	50,728	373,865
Nano-X Imaging Ltd. (a) (b)	18,265	131,508
National HealthCare Corp. (b)	4,513	485,418
National Research Corp.	7,192	126,867
NeoGenomics, Inc. (a) (b)	45,981	757,767
OPKO Health, Inc. (a) (b)	120,124	176,582
Option Care Health, Inc. (a)	61,632	1,429,862
Owens & Minor, Inc. (a)	27,444	358,693
PACS Group, Inc. (a)	14,493	190,003
Patterson Cos., Inc.	28,461	878,306
Pediatrix Medical Group, Inc. (a)	32,360	424,563
Pennant Group, Inc. (a)	11,790	312,671
Performant Financial Corp. (a)	11,051	33,374
Privia Health Group, Inc. (a) (b)	36,785	719,147
Progyny, Inc. (a) (b)	30,585	527,591
RadNet, Inc. (a)	23,722	1,656,745
Select Medical Holdings Corp.	38,874	732,775
Surgery Partners, Inc. (a) (b)	27,716	586,748
Talkspace, Inc. (a)	45,810	141,553
U.S. Physical Therapy, Inc.	5,410	479,921
Viemed Healthcare, Inc. (a)	11,496	92,198
		25,940,799
Health Care REITs — 0.7%
American Healthcare REIT, Inc.	54,179	1,539,767
CareTrust REIT, Inc.	65,947	1,783,866
Community Healthcare Trust, Inc.	8,914	171,238
Diversified Healthcare Trust (b)	58,062	133,543
Global Medical REIT, Inc. (b)	19,826	153,057
LTC Properties, Inc. (b)	15,404	532,208
National Health Investors, Inc. (b)	14,993	1,039,015
Sabra Health Care REIT, Inc.	82,874	1,435,378
Security Description	Shares	Value
Health Care REITs—(Continued)
Universal Health Realty Income Trust	4,263	$158,626
		6,946,698
Health Care Technology — 0.3%
Definitive Healthcare Corp. (a)	18,133	74,527
Evolent Health, Inc. - Class A (a)	41,785	470,081
Health Catalyst, Inc. (a)	21,634	152,952
HealthStream, Inc.	8,897	282,925
LifeMD, Inc. (a)	11,910	58,954
Phreesia, Inc. (a)	20,093	505,540
Schrodinger, Inc. (a) (b)	19,989	385,588
Simulations Plus, Inc.	5,451	152,028
Teladoc Health, Inc. (a)	61,440	558,490
Waystar Holding Corp. (a)	15,636	573,841
		3,214,926
Hotel & Resort REITs — 0.7%
Apple Hospitality REIT, Inc. (b)	81,653	1,253,373
Braemar Hotels & Resorts, Inc. (b)	8,979	26,937
Chatham Lodging Trust	15,745	140,918
DiamondRock Hospitality Co.	75,435	681,178
Pebblebrook Hotel Trust (b)	42,835	580,414
RLJ Lodging Trust (b)	54,675	558,232
Ryman Hospitality Properties, Inc.	20,996	2,190,723
Service Properties Trust (b)	39,236	99,659
Summit Hotel Properties, Inc. (b)	37,781	258,800
Sunstone Hotel Investors, Inc.	72,913	863,290
Xenia Hotels & Resorts, Inc.	36,574	543,490
		7,197,014
Hotels, Restaurants & Leisure — 1.9%
Accel Entertainment, Inc. (a)	18,728	200,015
Bally's Corp. (a) (b)	8,988	160,795
Biglari Holdings, Inc. - Class B (a) (b)	274	69,675
BJ's Restaurants, Inc. (a) (b)	6,303	221,456
Bloomin' Brands, Inc. (b)	28,471	347,631
Brinker International, Inc. (a)	15,790	2,088,859
Cheesecake Factory, Inc. (b)	17,333	822,277
Cracker Barrel Old Country Store, Inc.	7,974	421,506
Dave & Buster's Entertainment, Inc. (a) (b)	12,416	362,423
Denny's Corp. (a) (b)	18,477	111,786
Despegar.com Corp. (a)	22,150	426,387
Dine Brands Global, Inc. (b)	5,258	158,266
El Pollo Loco Holdings, Inc. (a)	8,952	103,306
Everi Holdings, Inc. (a)	28,422	383,981
First Watch Restaurant Group, Inc. (a) (b)	12,942	240,851
Global Business Travel Group I (a) (b)	45,565	422,843
Golden Entertainment, Inc.	7,102	224,423
Hilton Grand Vacations, Inc. (a)	25,238	983,020
Inspired Entertainment, Inc. (a) (b)	7,099	64,246
International Game Technology PLC	40,851	721,429
Jack in the Box, Inc. (b)	6,468	269,328
Krispy Kreme, Inc. (b)	29,632	294,246
Kura Sushi USA, Inc. - Class A (a) (b)	1,965	177,990
Life Time Group Holdings, Inc. (a)	21,555	476,797
Lindblad Expeditions Holdings, Inc. (a) (b)	14,883	176,512
See accompanying notes to financial statements.
BHFTII-282

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
Monarch Casino & Resort, Inc.	4,396	$346,844
Nathan's Famous, Inc.	956	75,151
Papa John's International, Inc. (b)	11,956	491,033
PlayAGS, Inc. (a)	16,370	188,746
Portillo's, Inc. - Class A (a) (b)	22,650	212,910
Potbelly Corp. (a) (b)	9,106	85,779
RCI Hospitality Holdings, Inc.	2,918	167,697
Red Rock Resorts, Inc. - Class A (b)	17,654	816,321
Rush Street Interactive, Inc. (a)	27,647	379,317
Sabre Corp. (a)	135,107	493,141
Shake Shack, Inc. - Class A (a)	13,627	1,768,785
Six Flags Entertainment Corp. (b)	33,334	1,606,365
Super Group SGHC Ltd.	54,629	340,339
Sweetgreen, Inc. - Class A (a)	35,483	1,137,585
Target Hospitality Corp. (a)	10,651	102,942
United Parks & Resorts, Inc. (a)	11,641	654,108
Xponential Fitness, Inc. - Class A (a) (b)	8,434	113,437
		18,910,548
Household Durables — 1.9%
Beazer Homes USA, Inc. (a)	10,688	293,492
Cavco Industries, Inc. (a)	3,002	1,339,582
Century Communities, Inc. (b)	10,030	735,801
Champion Homes, Inc. (a)	19,222	1,693,458
Cricut, Inc. - Class A (b)	15,768	89,878
Dream Finders Homes, Inc. - Class A (a) (b)	10,204	237,447
Ethan Allen Interiors, Inc. (b)	7,632	214,535
Flexsteel Industries, Inc.	1,547	84,064
GoPro, Inc. - Class A (a)	4,073	4,440
Green Brick Partners, Inc. (a)	11,172	631,106
Hamilton Beach Brands Holding Co. - Class A	2,859	48,117
Helen of Troy Ltd. (a) (b)	8,216	491,563
Hooker Furnishings Corp. (b)	3,731	52,271
Hovnanian Enterprises, Inc. - Class A (a)	1,795	240,207
Installed Building Products, Inc. (b)	8,590	1,505,397
iRobot Corp. (a)	8,888	68,882
KB Home	23,112	1,518,921
Landsea Homes Corp. (a)	7,257	61,612
La-Z-Boy, Inc.	15,201	662,307
Legacy Housing Corp. (a)	4,120	101,682
LGI Homes, Inc. (a) (b)	7,499	670,411
Lovesac Co. (a)	5,942	140,588
M/I Homes, Inc. (a)	9,548	1,269,407
Meritage Homes Corp. (c)	12,868	1,979,356
Sonos, Inc. (a) (b)	44,300	666,272
Taylor Morrison Home Corp. (a)	36,648	2,243,224
Tri Pointe Homes, Inc. (a)	33,050	1,198,393
Worthington Enterprises, Inc. (b)	11,344	455,008
		18,697,421
Household Products — 0.3%
Central Garden & Pet Co. (Voting Shares) (a) (b)	3,370	130,756
Central Garden & Pet Co. (Non-Voting Shares) - Class A (a)	18,751	619,721
Energizer Holdings, Inc.	25,842	901,627
Oil-Dri Corp. of America	1,659	145,395
Security Description	Shares	Value
Household Products—(Continued)
WD-40 Co. (b)	4,890	$1,186,705
		2,984,204
Independent Power and Renewable Electricity Producers — 0.2%
Altus Power, Inc. (a) (b)	28,642	116,573
Montauk Renewables, Inc. (a)	21,850	86,963
Ormat Technologies, Inc. (b)	20,483	1,387,109
Sunnova Energy International, Inc. (a) (b)	25,076	86,010
		1,676,655
Industrial Conglomerates — 0.0%
Brookfield Business Corp. - Class A	9,192	222,998
Industrial REITs — 0.4%
Industrial Logistics Properties Trust	9,187	33,533
Innovative Industrial Properties, Inc.	10,096	672,797
LXP Industrial Trust	104,146	845,666
Plymouth Industrial REIT, Inc.	14,425	256,765
Terreno Realty Corp. (b)	34,200	2,022,588
		3,831,349
Insurance — 1.9%
Ambac Financial Group, Inc. (a)	15,642	197,871
American Coastal Insurance Corp. - Class C (a)	8,755	117,842
AMERISAFE, Inc.	6,840	352,534
Baldwin Insurance Group, Inc. (a) (b)	23,591	914,387
Bowhead Specialty Holdings, Inc. (a)	4,303	152,843
CNO Financial Group, Inc.	37,717	1,403,450
Crawford & Co. - Class A	4,656	53,823
Donegal Group, Inc. - Class A (b)	5,184	80,196
Employers Holdings, Inc.	8,865	454,154
Enstar Group Ltd. (a)	4,536	1,460,819
F&G Annuities & Life, Inc.	6,468	268,034
Fidelis Insurance Holdings Ltd.	18,935	343,291
Genworth Financial, Inc. (a)	154,208	1,077,914
Goosehead Insurance, Inc. - Class A (a) (b)	8,054	863,550
Greenlight Capital Re Ltd. - Class A (a) (b)	9,976	139,664
Hamilton Insurance Group Ltd. - Class B (a)	14,489	275,726
HCI Group, Inc. (b)	2,974	346,560
Heritage Insurance Holdings, Inc. (a)	7,545	91,294
Hippo Holdings, Inc. (a)	8,234	220,424
Horace Mann Educators Corp.	14,746	578,486
Investors Title Co.	427	101,096
James River Group Holdings Ltd.	13,586	66,164
Lemonade, Inc. (a) (b)	18,475	677,663
MBIA, Inc. (a) (b)	16,187	104,568
Mercury General Corp.	9,599	638,141
Oscar Health, Inc. - Class A (a)	69,931	939,873
Palomar Holdings, Inc. (a)	9,140	965,093
ProAssurance Corp. (a)	18,309	291,296
Root, Inc. - Class A (a)	3,144	228,223
Safety Insurance Group, Inc.	5,269	434,166
Selective Insurance Group, Inc.	21,778	2,036,678
Selectquote, Inc. (a)	48,961	182,135
SiriusPoint Ltd. (a)	35,375	579,796
Skyward Specialty Insurance Group, Inc. (a)	13,404	677,438
See accompanying notes to financial statements.
BHFTII-283

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Insurance—(Continued)
Stewart Information Services Corp.	9,700	$654,653
Tiptree, Inc.	8,231	171,699
Trupanion, Inc. (a) (b)	11,818	569,628
United Fire Group, Inc.	6,944	197,557
Universal Insurance Holdings, Inc.	7,898	166,332
		19,075,061
Interactive Media & Services — 0.6%
Bumble, Inc. - Class A (a) (b)	34,027	276,980
Cargurus, Inc. (a)	30,338	1,108,551
Cars.com, Inc. (a)	23,712	410,929
EverQuote, Inc. - Class A (a)	8,063	161,179
fuboTV, Inc. (a) (b)	129,517	163,191
Getty Images Holdings, Inc. (a) (b)	33,942	73,315
Grindr, Inc. (a) (b)	8,325	148,518
MediaAlpha, Inc. - Class A (a)	13,769	155,452
Nextdoor Holdings, Inc. (a)	64,853	153,702
Outbrain, Inc. (a)	13,420	96,356
QuinStreet, Inc. (a)	18,173	419,251
Shutterstock, Inc.	9,001	273,180
TrueCar, Inc. (a)	31,139	116,149
Vimeo, Inc. (a)	53,887	344,877
Webtoon Entertainment, Inc. (a) (b)	5,281	71,716
Yelp, Inc. (a)	23,519	910,185
Ziff Davis, Inc. (a)	15,466	840,422
ZipRecruiter, Inc. - Class A (a)	26,343	190,723
		5,914,676
IT Services — 0.6%
Applied Digital Corp. (a)	68,776	525,449
ASGN, Inc. (a)	15,356	1,279,769
Backblaze, Inc. - Class A (a)	13,678	82,342
BigBear.ai Holdings, Inc. (a) (b)	39,113	174,053
BigCommerce Holdings, Inc. - Series 1 (a)	25,510	156,121
Core Scientific, Inc. (a) (b)	64,151	901,321
Couchbase, Inc. (a)	14,206	221,471
DigitalOcean Holdings, Inc. (a) (b)	23,637	805,313
Fastly, Inc. - Class A (a) (b)	46,354	437,582
Grid Dynamics Holdings, Inc. (a)	20,546	456,943
Hackett Group, Inc.	8,523	261,827
Rackspace Technology, Inc. (a)	3,607	7,971
Unisys Corp. (a)	23,809	150,711
		5,460,873
Leisure Products — 0.4%
Acushnet Holdings Corp. (b)	10,410	739,943
Escalade, Inc. (b)	3,400	48,552
Funko, Inc. - Class A (a) (b)	11,860	158,805
JAKKS Pacific, Inc. (a)	2,462	69,305
Johnson Outdoors, Inc. - Class A (b)	1,720	56,760
Latham Group, Inc. (a)	13,676	95,185
Malibu Boats, Inc. - Class A (a)	6,654	250,124
MasterCraft Boat Holdings, Inc. (a)	5,986	114,153
Peloton Interactive, Inc. - Class A (a) (b)	125,254	1,089,710
Revelyst, Inc. (a)	20,922	402,330
Smith & Wesson Brands, Inc.	18,698	188,943
Security Description	Shares	Value
Leisure Products—(Continued)
Sturm Ruger & Co., Inc.	5,950	$210,452
Topgolf Callaway Brands Corp. (a) (b)	51,070	401,410
		3,825,672
Life Sciences Tools & Services — 0.3%
Adaptive Biotechnologies Corp. (a)	41,931	251,376
BioLife Solutions, Inc. (a)	13,116	340,491
ChromaDex Corp. (a)	18,251	96,822
Codexis, Inc. (a)	26,286	125,384
CryoPort, Inc. (a)	14,366	111,768
Cytek Biosciences, Inc. (a)	44,359	287,890
Lifecore Biomedical, Inc. (a) (b)	8,722	64,804
Maravai LifeSciences Holdings, Inc. - Class A (a) (b)	46,644	254,210
MaxCyte, Inc. (a)	35,058	145,841
Mesa Laboratories, Inc. (b)	1,730	228,135
OmniAb, Inc. (a) (b)	32,073	113,538
OmniAb, Inc. (a) (b) (d) (e)	4,218	0
Pacific Biosciences of California, Inc. (a) (b)	76,502	139,999
Quanterix Corp. (a)	15,533	165,116
Standard BioTools, Inc. (a) (b)	108,996	190,743
		2,516,117
Machinery — 3.8%
3D Systems Corp. (a) (b)	46,191	151,506
Alamo Group, Inc.	3,679	683,963
Albany International Corp. - Class A	11,199	895,584
Astec Industries, Inc.	8,230	276,528
Atmus Filtration Technologies, Inc.	30,117	1,179,984
Barnes Group, Inc.	16,673	787,966
Blue Bird Corp. (a)	11,568	446,872
Chart Industries, Inc. (a) (b)	15,393	2,937,600
Columbus McKinnon Corp.	10,238	381,263
Douglas Dynamics, Inc.	7,665	181,124
Eastern Co. (b)	1,739	46,153
Energy Recovery, Inc. (a)	20,486	301,144
Enerpac Tool Group Corp.	19,510	801,666
Enpro, Inc.	7,527	1,298,031
ESCO Technologies, Inc.	9,279	1,236,056
Federal Signal Corp.	21,544	1,990,450
Franklin Electric Co., Inc.	16,233	1,581,906
Gencor Industries, Inc. (a)	3,563	62,887
Gorman-Rupp Co.	7,300	276,816
Graham Corp. (a)	3,388	150,664
Greenbrier Cos., Inc. (b)	11,018	671,988
Helios Technologies, Inc.	11,947	533,314
Hillenbrand, Inc.	25,206	775,841
Hillman Solutions Corp. (a)	70,857	690,147
Hyliion Holdings Corp. (a)	50,455	131,688
Hyster-Yale, Inc.	3,736	190,274
John Bean Technologies Corp. (b)	16,779	2,132,611
Kadant, Inc.	4,201	1,449,303
Kennametal, Inc.	28,438	683,081
L.B. Foster Co. - Class A (a)	3,003	80,781
Lindsay Corp.	3,895	460,817
Luxfer Holdings PLC	8,672	113,516
Manitowoc Co., Inc. (a)	11,464	104,666
See accompanying notes to financial statements.
BHFTII-284

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Machinery—(Continued)
Mayville Engineering Co., Inc. (a)	3,733	$58,683
Miller Industries, Inc. (b)	4,021	262,813
Mueller Industries, Inc.	39,422	3,128,530
Mueller Water Products, Inc. - Class A	55,723	1,253,768
NN, Inc. (a) (b)	17,331	56,672
Omega Flex, Inc.	1,112	46,671
Park-Ohio Holdings Corp.	2,839	74,581
Proto Labs, Inc. (a)	8,980	351,028
REV Group, Inc.	18,462	588,384
Shyft Group, Inc.	10,402	122,119
SPX Technologies, Inc. (a)	16,123	2,346,219
Standex International Corp.	4,175	780,683
Tennant Co.	6,813	555,464
Terex Corp.	23,891	1,104,242
Titan International, Inc. (a)	18,235	123,816
Trinity Industries, Inc.	29,312	1,028,851
Wabash National Corp.	15,563	266,594
Watts Water Technologies, Inc. - Class A	9,813	1,994,983
		37,830,291
Marine Transportation — 0.3%
Costamare, Inc.	13,997	179,862
Genco Shipping & Trading Ltd.	17,156	239,155
Golden Ocean Group Ltd. (b)	43,774	392,215
Himalaya Shipping Ltd. (a) (b)	10,455	50,811
Matson, Inc.	11,641	1,569,672
Pangaea Logistics Solutions Ltd.	11,664	62,519
Safe Bulkers, Inc.	8,732	31,173
		2,525,407
Media — 0.7%
Advantage Solutions, Inc. (a)	36,103	105,421
AMC Networks, Inc. - Class A (a)	10,133	100,317
Boston Omaha Corp. - Class A (a) (b)	7,716	109,413
Cable One, Inc. (b)	2,025	733,293
Cardlytics, Inc. (a)	15,282	56,696
Clear Channel Outdoor Holdings, Inc. (a)	94,125	128,951
EchoStar Corp. - Class A (a) (b)	43,635	999,241
Entravision Communications Corp. - Class A (b)	3,890	9,141
Gambling.com Group Ltd. (a)	6,153	86,634
Gannett Co., Inc. (a)	51,324	259,699
Gray Television, Inc. (b)	15,526	48,907
Ibotta, Inc. - Class A (a) (b)	5,644	367,312
iHeartMedia, Inc. - Class A (a) (b)	9,492	18,794
Innovid Corp. (a)	40,122	123,977
Integral Ad Science Holding Corp. (a)	26,393	275,543
John Wiley & Sons, Inc. - Class A	14,217	621,425
Magnite, Inc. (a)	45,130	718,470
National CineMedia, Inc. (a) (b)	23,368	155,164
PubMatic, Inc. - Class A (a)	14,669	215,488
Scholastic Corp.	8,189	174,671
Sinclair, Inc. (b)	11,617	187,498
Stagwell, Inc. (a)	31,127	204,816
TechTarget, Inc. (a) (b)	9,094	180,243
TEGNA, Inc.	58,264	1,065,649
Thryv Holdings, Inc. (a) (b)	14,032	207,674
Security Description	Shares	Value
Media—(Continued)
WideOpenWest, Inc. (a)	18,117	$89,860
		7,244,297
Metals & Mining — 1.5%
Alpha Metallurgical Resources, Inc. (a)	3,939	788,273
Arch Resources, Inc.	6,300	889,686
Caledonia Mining Corp. PLC	5,467	51,444
Carpenter Technology Corp.	17,045	2,892,707
Century Aluminum Co. (a)	19,036	346,836
Coeur Mining, Inc. (a)	141,858	811,428
Commercial Metals Co.	40,484	2,008,006
Compass Minerals International, Inc. (b)	11,333	127,496
Constellium SE (a)	46,614	478,726
Dakota Gold Corp. (a) (b)	23,009	50,620
Hecla Mining Co.	201,198	987,882
i-80 Gold Corp. (a)	23,952	11,617
Ivanhoe Electric, Inc. (a) (b)	30,543	230,600
Kaiser Aluminum Corp.	5,758	404,615
Lifezone Holdings Ltd. (a)	12,451	86,534
Materion Corp.	7,396	731,317
Metallus, Inc. (a) (b)	14,231	201,084
Metals Acquisition Ltd. (a)	21,884	232,408
Novagold Resources, Inc. (a)	73,807	245,777
Olympic Steel, Inc.	3,243	106,403
Perpetua Resources Corp. (a)	13,624	145,368
Piedmont Lithium, Inc. (a) (b)	6,114	53,436
Radius Recycling, Inc.	8,757	133,282
Ramaco Resources, Inc. - Class A (b)	9,645	98,958
Ryerson Holding Corp. (b)	9,016	166,886
SSR Mining, Inc. (a)	73,613	512,347
SunCoke Energy, Inc.	30,134	322,434
Tredegar Corp. (a)	8,668	66,570
Universal Stainless & Alloy Products, Inc. (a)	2,873	126,498
Warrior Met Coal, Inc. (b)	18,576	1,007,562
Worthington Steel, Inc.	11,781	374,871
		14,691,671
Mortgage Real Estate Investment Trusts — 0.9%
Advanced Flower Capital, Inc.	5,786	48,197
AG Mortgage Investment Trust, Inc.	10,516	69,931
Apollo Commercial Real Estate Finance, Inc. (b)	51,159	443,037
Arbor Realty Trust, Inc. (b)	65,986	913,906
ARES Commercial Real Estate Corp. (b)	19,313	113,754
ARMOUR Residential REIT, Inc. (b)	19,103	360,283
Blackstone Mortgage Trust, Inc. - Class A	62,196	1,082,832
BrightSpire Capital, Inc.	46,448	261,967
Chicago Atlantic Real Estate Finance, Inc.	5,740	88,511
Chimera Investment Corp.	28,916	404,824
Claros Mortgage Trust, Inc. (b)	31,825	143,849
Dynex Capital, Inc. (b)	26,730	338,134
Ellington Financial, Inc. (b)	29,663	359,516
Franklin BSP Realty Trust, Inc.	29,093	364,826
Granite Point Mortgage Trust, Inc.	2,484	6,930
Invesco Mortgage Capital, Inc. (b)	17,717	142,622
KKR Real Estate Finance Trust, Inc.	23,539	237,744
Ladder Capital Corp.	40,736	455,836
See accompanying notes to financial statements.
BHFTII-285

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Mortgage Real Estate Investment Trusts—(Continued)
MFA Financial, Inc.	36,755	$374,533
New York Mortgage Trust, Inc. (b)	32,712	198,235
Orchid Island Capital, Inc. (b)	29,386	228,623
PennyMac Mortgage Investment Trust (b)	29,854	375,862
Ready Capital Corp. (b)	58,017	395,676
Redwood Trust, Inc. (b)	47,310	308,934
Seven Hills Realty Trust (b)	4,508	58,965
TPG RE Finance Trust, Inc.	21,502	182,767
Two Harbors Investment Corp.	37,275	440,963
		8,401,257
Multi-Utilities — 0.4%
Avista Corp.	28,040	1,027,105
Black Hills Corp.	24,562	1,437,368
Northwestern Energy Group, Inc.	22,078	1,180,290
Unitil Corp.	5,731	310,563
		3,955,326
Office REITs — 0.7%
Brandywine Realty Trust (b)	60,896	341,018
City Office REIT, Inc.	14,231	78,555
COPT Defense Properties	40,325	1,248,059
Douglas Emmett, Inc. (b)	57,853	1,073,752
Easterly Government Properties, Inc. (b)	34,845	395,839
Franklin Street Properties Corp.	10,048	18,388
Hudson Pacific Properties, Inc. (b)	31,268	94,742
JBG SMITH Properties	29,974	460,700
NET Lease Office Properties (a) (b)	5,003	156,144
Orion Office REIT, Inc. (b)	19,194	71,210
Paramount Group, Inc. (b)	66,315	327,596
Peakstone Realty Trust	12,370	136,936
Piedmont Office Realty Trust, Inc. - Class A	44,323	405,555
Postal Realty Trust, Inc. - Class A	7,808	101,894
SL Green Realty Corp.	25,237	1,714,097
		6,624,485
Oil, Gas & Consumable Fuels — 2.9%
Amplify Energy Corp. (a) (b)	11,460	68,760
Ardmore Shipping Corp.	13,795	167,609
Berry Corp.	25,114	103,721
BKV Corp. (a)	5,376	127,841
California Resources Corp.	24,782	1,285,938
Centrus Energy Corp. - Class A (a) (b)	5,070	337,713
Chord Energy Corp.	1	117
Clean Energy Fuels Corp. (a) (b)	61,819	155,166
CNX Resources Corp. (a) (b)	51,602	1,892,245
Comstock Resources, Inc. (a)	33,188	604,685
CONSOL Energy, Inc. (b)	10,485	1,118,540
Crescent Energy Co. - Class A (b)	58,543	855,313
CVR Energy, Inc. (b)	13,843	259,418
Delek U.S. Holdings, Inc.	22,794	421,689
DHT Holdings, Inc.	48,550	451,029
Diversified Energy Co. PLC	17,188	288,758
Dorian LPG Ltd. (b)	13,115	319,613
Encore Energy Corp. (a)	66,494	226,745
Energy Fuels, Inc. (a) (b)	66,645	341,889
Security Description	Shares	Value
Oil, Gas & Consumable Fuels—(Continued)
Evolution Petroleum Corp.	11,299	$59,094
Excelerate Energy, Inc. - Class A	6,800	205,700
FLEX LNG Ltd.	11,155	255,896
FutureFuel Corp.	9,755	51,604
Golar LNG Ltd.	35,461	1,500,709
Granite Ridge Resources, Inc. (b)	17,793	114,943
Green Plains, Inc. (a) (b)	25,334	240,166
Gulfport Energy Corp. (a)	4,669	860,030
Hallador Energy Co. (a)	9,212	105,477
HighPeak Energy, Inc. (b)	7,619	111,999
International Seaways, Inc.	14,518	521,777
Kinetik Holdings, Inc.	13,720	778,061
Kosmos Energy Ltd. (a)	152,562	521,762
Magnolia Oil & Gas Corp. - Class A (b)	62,032	1,450,308
Murphy Oil Corp.	51,956	1,572,189
NextDecade Corp. (a)	41,642	321,060
Nordic American Tankers Ltd. (b)	54,657	136,642
Northern Oil & Gas, Inc. (b)	35,537	1,320,555
Par Pacific Holdings, Inc. (a)	20,127	329,882
PBF Energy, Inc. - Class A	35,363	938,888
Peabody Energy Corp. (b)	45,329	949,189
REX American Resources Corp. (a)	5,256	219,123
Riley Exploration Permian, Inc.	3,844	122,700
Ring Energy, Inc. (a)	16,416	22,326
Sable Offshore Corp. (a) (b)	18,316	419,436
SandRidge Energy, Inc. (b)	10,783	126,269
Scorpio Tankers, Inc.	15,809	785,549
SFL Corp. Ltd.	46,611	476,364
Sitio Royalties Corp. - Class A	28,972	555,683
SM Energy Co.	40,979	1,588,346
Talos Energy, Inc. (a) (b)	53,117	515,766
Teekay Corp. Ltd.	20,807	144,192
Teekay Tankers Ltd. - Class A	8,649	344,144
Uranium Energy Corp. (a) (b)	143,119	957,466
Ur-Energy, Inc. (a)	149,556	171,989
VAALCO Energy, Inc. (b)	37,642	164,496
Vital Energy, Inc. (a) (b)	10,293	318,260
Vitesse Energy, Inc. (b)	8,582	214,550
W&T Offshore, Inc.	1,753	2,910
World Kinect Corp.	20,854	573,694
		29,095,983
Paper & Forest Products — 0.1%
Clearwater Paper Corp. (a)	5,381	160,192
Sylvamo Corp.	12,653	999,840
		1,160,032
Passenger Airlines — 0.5%
Allegiant Travel Co.	5,412	509,378
Blade Air Mobility, Inc. (a)	20,705	87,996
Frontier Group Holdings, Inc. (a) (b)	14,602	103,820
JetBlue Airways Corp. (a) (b)	112,190	881,813
Joby Aviation, Inc. (a) (b)	154,185	1,253,524
SkyWest, Inc. (a)	14,198	1,421,646
Sun Country Airlines Holdings, Inc. (a)	14,201	207,051
See accompanying notes to financial statements.
BHFTII-286

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Passenger Airlines—(Continued)
Wheels Up Experience, Inc. (a) (b)	8,562	$14,127
		4,479,355
Personal Care Products — 0.2%
Edgewell Personal Care Co.	17,729	595,694
Herbalife Ltd. (a)	36,278	242,700
Honest Co., Inc. (a)	29,918	207,332
Inter Parfums, Inc.	6,542	860,338
Medifast, Inc. (a) (b)	3,603	63,485
Nature's Sunshine Products, Inc. (a)	4,578	67,114
Nu Skin Enterprises, Inc. - Class A	18,361	126,507
Olaplex Holdings, Inc. (a) (b)	26,477	45,805
USANA Health Sciences, Inc. (a)	3,610	129,563
		2,338,538
Pharmaceuticals — 1.6%
Amneal Pharmaceuticals, Inc. (a)	57,603	456,216
Amphastar Pharmaceuticals, Inc. (a)	13,889	515,699
ANI Pharmaceuticals, Inc. (a) (b)	6,716	371,260
Aquestive Therapeutics, Inc. (a) (b)	27,813	99,014
Arvinas, Inc. (a)	23,207	444,878
Atea Pharmaceuticals, Inc. (a) (b)	26,340	88,239
Avadel Pharmaceuticals PLC (a) (b)	33,584	352,968
Axsome Therapeutics, Inc. (a)	13,090	1,107,545
Biote Corp. - Class A (a)	9,343	57,740
Collegium Pharmaceutical, Inc. (a)	11,835	339,073
Contineum Therapeutics, Inc. - Class A (a)	4,164	61,003
Corcept Therapeutics, Inc. (a) (b)	29,028	1,462,721
CorMedix, Inc. (a) (b)	22,150	179,415
Edgewise Therapeutics, Inc. (a)	26,159	698,445
Enliven Therapeutics, Inc. (a) (b)	12,814	288,315
Esperion Therapeutics, Inc. (a) (b)	69,874	153,723
Evolus, Inc. (a)	20,203	223,041
EyePoint Pharmaceuticals, Inc. (a) (b)	23,992	178,740
Fulcrum Therapeutics, Inc. (a)	24,090	113,223
Harmony Biosciences Holdings, Inc. (a) (b)	13,700	471,417
Harrow, Inc. (a)	11,055	370,895
Innoviva, Inc. (a)	20,092	348,596
Ligand Pharmaceuticals, Inc. (a) (b)	6,137	657,580
Liquidia Corp. (a)	23,874	280,758
MBX Biosciences, Inc. (a)	4,283	78,936
MediWound Ltd. (a)	3,122	55,572
Mind Medicine MindMed, Inc. (a) (b)	31,088	216,372
Nektar Therapeutics (a)	60,012	55,811
Neumora Therapeutics, Inc. (a) (b)	30,717	325,600
Nuvation Bio, Inc. (a)	67,105	178,499
Ocular Therapeutix, Inc. (a) (b)	56,327	481,033
Omeros Corp. (a) (b)	19,819	195,812
Pacira BioSciences, Inc. (a)	16,717	314,948
Phathom Pharmaceuticals, Inc. (a)	15,814	128,410
Phibro Animal Health Corp. - Class A	6,746	141,666
Pliant Therapeutics, Inc. (a)	22,888	301,435
Prestige Consumer Healthcare, Inc. (a)	17,789	1,389,143
Rapport Therapeutics, Inc. (a) (b)	3,212	56,981
Revance Therapeutics, Inc. (a)	33,867	102,956
Scilex Holding Co. (a) (b)	22,004	9,382
Security Description	Shares	Value
Pharmaceuticals—(Continued)
Septerna, Inc. (a) (b)	6,845	$156,750
SIGA Technologies, Inc. (b)	15,147	91,033
Supernus Pharmaceuticals, Inc. (a)	18,122	655,292
Tarsus Pharmaceuticals, Inc. (a)	13,291	735,923
Terns Pharmaceuticals, Inc. (a)	25,922	143,608
Theravance Biopharma, Inc. (a)	15,498	145,836
Third Harmonic Bio, Inc. (a) (b)	7,381	75,950
Trevi Therapeutics, Inc. (a) (b)	23,067	95,036
Ventyx Biosciences, Inc. (a) (b)	24,152	52,893
WaVe Life Sciences Ltd. (a) (b)	33,138	409,917
Xeris Biopharma Holdings, Inc. (a)	52,014	176,327
Zevra Therapeutics, Inc. (a) (b)	19,431	162,055
		16,253,680
Professional Services — 2.1%
Alight, Inc. - Class A (b)	152,508	1,055,355
Asure Software, Inc. (a) (b)	7,834	73,718
Barrett Business Services, Inc.	9,231	400,995
BlackSky Technology, Inc. (a) (b)	9,470	102,181
CBIZ, Inc. (a)	17,179	1,405,758
Conduent, Inc. (a)	57,309	231,528
CRA International, Inc.	2,373	444,226
CSG Systems International, Inc. (b)	10,625	543,044
ExlService Holdings, Inc. (a)	56,294	2,498,328
Exponent, Inc.	18,112	1,613,779
First Advantage Corp. (a) (b)	21,758	407,527
Forrester Research, Inc. (a)	3,265	51,163
Franklin Covey Co. (a)	3,849	144,645
Heidrick & Struggles International, Inc.	7,262	321,779
Huron Consulting Group, Inc. (a)	6,306	783,584
IBEX Holdings Ltd. (a)	3,027	65,050
ICF International, Inc.	6,694	797,992
Innodata, Inc. (a) (b)	9,735	384,727
Insperity, Inc.	12,882	998,484
Kelly Services, Inc. - Class A	11,106	154,818
Kforce, Inc.	6,724	381,251
Korn Ferry	18,611	1,255,312
Legalzoom.com, Inc. (a)	50,093	376,198
Maximus, Inc.	21,205	1,582,953
Mistras Group, Inc. (a)	6,668	60,412
NV5 Global, Inc. (a)	20,558	387,313
Planet Labs PBC (a)	78,221	316,013
Resources Connection, Inc.	10,232	87,279
Spire Global, Inc. (a)	7,644	107,551
TriNet Group, Inc.	11,463	1,040,496
TrueBlue, Inc. (a)	11,066	92,954
Upwork, Inc. (a)	44,692	730,714
Verra Mobility Corp. (a)	57,683	1,394,775
Willdan Group, Inc. (a)	4,570	174,071
WNS Holdings Ltd. (a) (b)	15,209	720,755
		21,186,728
Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc. (a)	21,840	72,072
Compass, Inc. - Class A (a)	136,690	799,637
Cushman & Wakefield PLC (a)	82,024	1,072,874
See accompanying notes to financial statements.
BHFTII-287

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Real Estate Management & Development—(Continued)
eXp World Holdings, Inc. (b)	29,423	$338,659
Forestar Group, Inc. (a)	6,102	158,164
FRP Holdings, Inc. (a)	4,570	139,979
Kennedy-Wilson Holdings, Inc.	40,813	407,722
Marcus & Millichap, Inc.	8,432	322,608
Maui Land & Pineapple Co., Inc. (a) (b)	2,503	55,016
Newmark Group, Inc. - Class A	48,015	615,072
Opendoor Technologies, Inc. (a) (b)	196,815	314,904
RE/MAX Holdings, Inc. - Class A (a)	5,607	59,827
Real Brokerage, Inc. (a) (b)	41,667	191,668
Redfin Corp. (a) (b)	42,131	331,571
RMR Group, Inc. - Class A	4,666	96,306
St. Joe Co.	12,929	580,900
Tejon Ranch Co. (a) (b)	6,848	108,883
		5,665,862
Residential REITs — 0.4%
Apartment Investment & Management Co. - Class A (a)	51,056	464,099
BRT Apartments Corp. (b)	3,996	72,048
Centerspace	5,894	389,888
Elme Communities	31,578	482,196
Independence Realty Trust, Inc.	80,922	1,605,492
NexPoint Residential Trust, Inc.	8,152	340,346
UMH Properties, Inc.	25,727	485,726
Veris Residential, Inc.	28,166	468,401
		4,308,196
Retail REITs — 1.3%
Acadia Realty Trust	41,638	1,005,974
Alexander's, Inc. (b)	759	151,846
CBL & Associates Properties, Inc.	9,279	272,895
Curbline Properties Corp.	34,236	794,960
FrontView REIT, Inc.	5,445	98,718
Getty Realty Corp. (b)	17,744	534,627
InvenTrust Properties Corp.	27,709	834,872
Kite Realty Group Trust	77,742	1,962,208
Macerich Co. (b)	84,775	1,688,718
NETSTREIT Corp.	27,910	394,927
Phillips Edison & Co., Inc.	44,084	1,651,387
Retail Opportunity Investments Corp.	44,428	771,270
Saul Centers, Inc.	3,884	150,699
SITE Centers Corp.	17,081	261,168
Tanger, Inc.	38,131	1,301,411
Urban Edge Properties	43,846	942,689
Whitestone REIT	17,585	249,179
		13,067,548
Semiconductors & Semiconductor Equipment — 2.5%
ACM Research, Inc. - Class A (a)	18,328	276,753
Aehr Test Systems (a) (b)	8,684	144,415
Alpha & Omega Semiconductor Ltd. (a)	8,473	313,755
Ambarella, Inc. (a) (b)	13,587	988,318
Axcelis Technologies, Inc. (a)	11,682	816,221
CEVA, Inc. (a)	8,407	265,241
Cohu, Inc. (a) (b)	16,636	444,181
Credo Technology Group Holding Ltd. (a)	49,806	3,347,461
Security Description	Shares	Value
Semiconductors & Semiconductor Equipment—(Continued)
Diodes, Inc. (a) (b)	16,352	$1,008,428
FormFactor, Inc. (a) (b) (c)	27,747	1,220,868
Ichor Holdings Ltd. (a)	11,886	382,967
Impinj, Inc. (a)	8,215	1,193,311
indie Semiconductor, Inc. - Class A (a) (b)	59,985	242,939
Kulicke & Soffa Industries, Inc.	19,361	903,384
MaxLinear, Inc. (a)	28,682	567,330
Navitas Semiconductor Corp. (a) (b)	48,135	171,842
NVE Corp.	1,605	130,695
PDF Solutions, Inc. (a)	11,198	303,242
Photronics, Inc. (a)	22,130	521,383
Power Integrations, Inc. (b)	20,281	1,251,338
Rambus, Inc. (a)	37,965	2,006,830
Rigetti Computing, Inc. (a) (b)	54,701	834,737
Semtech Corp. (a) (b)	25,748	1,592,514
Silicon Laboratories, Inc. (a) (b)	11,486	1,426,791
SiTime Corp. (a)	6,585	1,412,680
SkyWater Technology, Inc. (a) (b)	10,442	144,100
SMART Global Holdings, Inc. (a) (b)	18,743	359,678
Synaptics, Inc. (a)	13,971	1,066,267
Ultra Clean Holdings, Inc. (a)	15,886	571,102
Veeco Instruments, Inc. (a) (b)	19,960	534,928
		24,443,699
Software — 6.3%
8x8, Inc. (a) (b)	46,131	123,170
A10 Networks, Inc.	25,480	468,832
ACI Worldwide, Inc. (a)	37,767	1,960,485
Adeia, Inc.	39,088	546,450
Agilysys, Inc. (a)	8,077	1,063,822
Alarm.com Holdings, Inc. (a) (b)	16,559	1,006,787
Alkami Technology, Inc. (a)	18,860	691,785
Altair Engineering, Inc. - Class A (a) (b)	19,300	2,105,823
American Software, Inc.	10,277	113,869
Amplitude, Inc. - Class A (a)	27,906	294,408
Appian Corp. - Class A (a) (b)	14,461	476,924
Arteris, Inc. (a)	9,551	97,325
Asana, Inc. - Class A (a)	29,481	597,580
Aurora Innovation, Inc. (a) (b)	341,537	2,151,683
AvePoint, Inc. (a) (b)	45,732	755,035
Bit Digital, Inc. (a) (b)	51,923	152,134
Blackbaud, Inc. (a)	14,169	1,047,372
BlackLine, Inc. (a) (b)	20,680	1,256,517
Blend Labs, Inc. - Class A (a)	83,763	352,642
Box, Inc. - Class A (a)	50,443	1,593,999
Braze, Inc. - Class A (a)	23,746	994,482
C3.ai, Inc. - Class A (a) (b)	39,428	1,357,506
Cerence, Inc. (a)	15,055	118,182
Cipher Mining, Inc. (a)	72,901	338,261
Cleanspark, Inc. (a) (b)	88,855	818,355
Clear Secure, Inc. - Class A (b)	31,642	842,943
Clearwater Analytics Holdings, Inc. - Class A (a)	63,470	1,746,694
CommVault Systems, Inc. (a)	15,627	2,358,271
Consensus Cloud Solutions, Inc. (a)	6,453	153,969
CS Disco, Inc. (a) (b)	10,296	51,377
Daily Journal Corp. (a)	502	285,131
See accompanying notes to financial statements.
BHFTII-288

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Software—(Continued)
Digimarc Corp. (a) (b)	4,964	$185,902
Digital Turbine, Inc. (a)	8,615	14,559
Domo, Inc. - Class B (a)	11,133	78,822
D-Wave Quantum, Inc. (a) (b)	34,408	289,027
E2open Parent Holdings, Inc. (a) (b)	75,230	200,112
Enfusion, Inc. - Class A (a)	21,216	218,525
EverCommerce, Inc. (a) (b)	8,186	90,128
Freshworks, Inc. - Class A (a)	74,343	1,202,126
Hut 8 Corp. (a)	29,239	599,107
Intapp, Inc. (a)	19,018	1,218,864
InterDigital, Inc. (b)	9,061	1,755,297
Jamf Holding Corp. (a)	29,440	413,632
Kaltura, Inc. (a)	37,141	81,710
Life360, Inc. (a) (b)	3,775	155,794
LiveRamp Holdings, Inc. (a) (b)	23,683	719,253
MARA Holdings, Inc. (a) (b)	101,108	1,695,581
Matterport, Inc. (a)	96,234	456,149
Meridianlink, Inc. (a)	11,232	231,941
Mitek Systems, Inc. (a) (b)	16,772	186,672
N-able, Inc. (a)	29,005	270,907
NCR Voyix Corp. (a) (b)	52,187	722,268
NextNav, Inc. (a) (b)	27,229	423,683
Olo, Inc. - Class A (a)	38,344	294,482
ON24, Inc. (a)	9,699	62,656
OneSpan, Inc. (a)	13,014	241,280
Ooma, Inc. (a)	8,142	114,477
Pagaya Technologies Ltd. - Class A (a) (b)	13,455	124,997
PagerDuty, Inc. (a)	33,010	602,763
Porch Group, Inc. (a)	29,594	145,602
Progress Software Corp. (b)	15,234	992,495
PROS Holdings, Inc. (a)	16,443	361,088
Q2 Holdings, Inc. (a)	21,070	2,120,696
Qualys, Inc. (a)	13,296	1,864,365
Rapid7, Inc. (a)	22,193	892,824
Red Violet, Inc. (a)	3,437	124,419
ReposiTrak, Inc.	3,885	85,975
Riot Platforms, Inc. (a) (b)	102,224	1,043,707
Sapiens International Corp. NV	11,083	297,800
SEMrush Holdings, Inc. - Class A (a)	13,388	159,049
SolarWinds Corp.	19,701	280,739
SoundHound AI, Inc. - Class A (a) (b)	109,786	2,178,154
Sprinklr, Inc. - Class A (a) (b)	46,049	389,114
Sprout Social, Inc. - Class A (a) (b)	17,737	544,703
SPS Commerce, Inc. (a)	13,323	2,451,299
Telos Corp. (a)	19,351	66,180
Tenable Holdings, Inc. (a)	42,233	1,663,136
Terawulf, Inc. (a) (b)	95,350	539,681
Varonis Systems, Inc. (a) (b)	39,483	1,754,230
Verint Systems, Inc. (a)	21,943	602,335
Vertex, Inc. - Class A (a)	19,529	1,041,872
Viant Technology, Inc. - Class A (a)	5,421	102,945
Weave Communications, Inc. (a)	14,455	230,124
Workiva, Inc. (a)	18,090	1,980,855
Xperi, Inc. (a)	19,862	203,983
Yext, Inc. (a)	37,745	240,058
Zeta Global Holdings Corp. - Class A (a)	64,220	1,155,318
Security Description	Shares	Value
Software—(Continued)
Zuora, Inc. - Class A (a)	50,135	$497,339
		62,582,612
Specialized REITs — 0.4%
Farmland Partners, Inc. (b)	18,104	212,903
Four Corners Property Trust, Inc. (b)	34,289	930,603
Gladstone Land Corp. (b)	10,827	117,473
Outfront Media, Inc.	54,995	975,611
PotlatchDeltic Corp.	28,455	1,116,859
Safehold, Inc. (b)	18,599	343,710
Uniti Group, Inc. (b)	85,814	471,977
		4,169,136
Specialty Retail — 2.3%
1-800-Flowers.com, Inc. - Class A (a)	8,431	68,881
Abercrombie & Fitch Co. - Class A (a)	18,014	2,692,553
Academy Sports & Outdoors, Inc.	24,553	1,412,534
American Eagle Outfitters, Inc. (b)	62,513	1,042,092
America's Car-Mart, Inc. (a) (b)	2,589	132,686
Arhaus, Inc.	22,134	208,060
Arko Corp.	31,060	204,685
Asbury Automotive Group, Inc. (a) (b)	6,991	1,699,023
BARK, Inc. (a)	51,030	93,895
Beyond, Inc. (a) (b)	14,937	73,639
Boot Barn Holdings, Inc. (a)	10,608	1,610,507
Buckle, Inc. (b)	11,109	564,448
Build-A-Bear Workshop, Inc.	4,959	228,312
Caleres, Inc. (b)	12,318	285,285
Camping World Holdings, Inc. - Class A	20,195	425,711
Citi Trends, Inc. (a)	2,361	61,976
Designer Brands, Inc. - Class A (b)	12,484	66,665
EVgo, Inc. (a)	34,413	139,373
Foot Locker, Inc. (a) (b)	29,973	652,212
Genesco, Inc. (a)	3,961	169,333
Group 1 Automotive, Inc. (b)	4,744	1,999,501
GrowGeneration Corp. (a) (b)	18,516	31,292
Haverty Furniture Cos., Inc. (b)	4,960	110,410
J Jill, Inc.	2,239	61,841
Lands' End, Inc. (a) (b)	4,767	62,638
Leslie's, Inc. (a) (b)	66,411	148,096
MarineMax, Inc. (a) (b)	7,339	212,464
Monro, Inc. (b)	10,365	257,052
National Vision Holdings, Inc. (a)	30,566	318,498
ODP Corp. (a)	12,605	286,638
OneWater Marine, Inc. - Class A (a)	3,644	63,333
Petco Health & Wellness Co., Inc. (a) (b)	28,259	107,667
RealReal, Inc. (a)	35,640	389,545
Revolve Group, Inc. (a) (b)	13,899	465,477
Sally Beauty Holdings, Inc. (a) (b)	37,082	387,507
Shoe Carnival, Inc. (b)	6,132	202,847
Signet Jewelers Ltd. (b)	15,308	1,235,509
Sleep Number Corp. (a)	7,158	109,088
Sonic Automotive, Inc. - Class A	5,254	332,841
Stitch Fix, Inc. - Class A (a)	32,824	141,471
Tile Shop Holdings, Inc. (a)	10,683	74,033
Upbound Group, Inc. (b)	19,281	562,427
See accompanying notes to financial statements.
BHFTII-289

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Specialty Retail—(Continued)
Urban Outfitters, Inc. (a)	22,996	$1,262,020
Victoria's Secret & Co. (a)	28,251	1,170,156
Warby Parker, Inc. - Class A (a)	31,456	761,550
Winmark Corp.	1,051	413,117
Zumiez, Inc. (a)	4,911	94,144
		23,093,032
Technology Hardware, Storage & Peripherals — 0.4%
CompoSecure, Inc. - Class A (b)	8,225	126,089
Corsair Gaming, Inc. (a) (b)	20,683	136,715
CPI Card Group, Inc. (a)	1,768	52,846
Diebold Nixdorf, Inc. (a)	9,180	395,107
Eastman Kodak Co. (a)	22,181	145,729
Immersion Corp. (b)	9,825	85,772
IonQ, Inc. (a) (b)	71,161	2,972,395
Turtle Beach Corp. (a)	5,364	92,851
Xerox Holdings Corp. (b)	41,926	353,436
		4,360,940
Textiles, Apparel & Luxury Goods — 0.6%
Figs, Inc. - Class A (a)	47,770	295,696
G-III Apparel Group Ltd. (a)	13,935	454,560
Hanesbrands, Inc. (a) (b)	126,749	1,031,737
Kontoor Brands, Inc. (b)	19,398	1,656,783
Movado Group, Inc.	4,696	92,417
Oxford Industries, Inc. (b)	5,343	420,922
Rocky Brands, Inc.	2,393	54,560
Steven Madden Ltd.	26,001	1,105,562
Superior Group of Cos., Inc.	4,303	71,129
Wolverine World Wide, Inc. (b)	28,524	633,233
		5,816,599
Tobacco — 0.1%
Turning Point Brands, Inc.	6,204	372,861
Universal Corp.	8,680	476,011
		848,872
Trading Companies & Distributors — 2.4%
Alta Equipment Group, Inc. (b)	13,756	89,964
Applied Industrial Technologies, Inc.	13,576	3,251,045
Beacon Roofing Supply, Inc. (a)	22,029	2,237,706
BlueLinx Holdings, Inc. (a)	2,908	297,081
Boise Cascade Co.	13,808	1,641,219
Custom Truck One Source, Inc. (a) (b)	18,763	90,250
Distribution Solutions Group, Inc. (a)	3,388	116,547
DNOW, Inc. (a)	37,868	492,663
DXP Enterprises, Inc. (a)	4,505	372,203
FTAI Aviation Ltd. (b)	36,375	5,239,455
GATX Corp.	12,786	1,981,319
Global Industrial Co.	4,971	123,231
GMS, Inc. (a) (b)	13,801	1,170,739
H&E Equipment Services, Inc.	11,590	567,446
Herc Holdings, Inc.	10,082	1,908,825
Hudson Technologies, Inc. (a)	13,813	77,077
Karat Packaging, Inc.	2,148	64,998
Security Description	Shares	Value
Trading Companies & Distributors—(Continued)
McGrath RentCorp	8,753	$978,760
MRC Global, Inc. (a)	30,297	387,196
Rush Enterprises, Inc. - Class A (b)	21,812	1,195,079
Rush Enterprises, Inc. - Class B	3,214	174,970
Titan Machinery, Inc. (a) (b)	6,828	96,480
Transcat, Inc. (a)	3,255	344,184
Willis Lease Finance Corp. (b)	960	199,248
Xometry, Inc. - Class A (a) (b)	15,240	650,138
		23,747,823
Transportation Infrastructure — 0.0%
Sky Harbour Group Corp. (a) (b)	4,489	53,554
Water Utilities — 0.3%
American States Water Co.	13,351	1,037,640
Cadiz, Inc. (a)	14,949	77,735
California Water Service Group	20,731	939,736
Consolidated Water Co. Ltd.	5,040	130,486
Global Water Resources, Inc.	3,648	41,952
Middlesex Water Co.	6,337	333,516
Pure Cycle Corp. (a) (b)	6,744	85,514
SJW Group	11,792	580,402
York Water Co.	5,110	167,199
		3,394,180
Wireless Telecommunication Services — 0.2%
Gogo, Inc. (a) (b)	23,317	188,634
Spok Holdings, Inc.	5,955	95,578
Telephone & Data Systems, Inc.	35,325	1,204,936
		1,489,148
Total Common Stocks (Cost $704,100,224)		950,580,688

Mutual Funds—1.7%
Investment Company Securities — 1.7%
iShares Russell 2000 ETF (b) (Cost $18,524,037)	77,500	17,124,400

Rights—0.0%
Biotechnology — 0.0%
Cartesian Therapeutics, Inc. (a) (b)	39,548	7,119
Chinook Therapeutics, Inc. (a)	19,453	7,587
Icosavax, Inc. (a)	9,579	2,969
Tobira Therapeutics, Inc. (a) (d) (e)	4,660	37,094
Total Rights (Cost $17,058)		54,769

Warrants—0.0%
Energy Equipment & Services — 0.0%
Nabors Industries Ltd., Expires 06/11/26 (a) (Cost $0)	882	3,219
See accompanying notes to financial statements.
BHFTII-290

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—2.1%

Security Description	Principal Amount*	Value

U.S. Treasury—2.1%
U.S. Treasury Bills
3.715%, 01/09/25 (f)	225,000	$224,816
3.748%, 01/09/25 (f)	450,000	449,631
3.768%, 01/09/25 (f)	650,000	649,468
3.771%, 01/09/25 (f)	1,350,000	1,348,895
3.816%, 01/09/25 (f)	1,200,000	1,199,018
3.925%, 01/09/25 (f)	3,575,000	3,572,074
3.958%, 01/09/25 (f)	13,400,000	13,389,033
Total Short-Term Investments (Cost $20,829,873)		20,832,935

Securities Lending Reinvestments (g)—12.4%
Certificates of Deposit—1.5%
Bank of America NA
4.650%, SOFR + 0.190%, 01/03/25 (h)	1,000,000	1,000,000
5.410%, 01/03/25	1,000,000	1,000,082
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (h)	2,000,000	2,000,000
4.810%, SOFR + 0.350%, 07/14/25 (h)	1,000,000	999,998
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (h)	2,000,000	1,999,979
4.680%, SOFR + 0.310%, 03/19/25 (h)	1,000,000	999,992
4.710%, SOFR + 0.340%, 05/02/25 (h)	2,000,000	2,000,568
Credit Industriel et Commercial
Zero Coupon, 05/12/25	1,000,000	983,670
Standard Chartered Bank
4.730%, SOFR + 0.360%, 01/23/25 (h)	1,000,000	999,999
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (h)	2,000,000	2,000,044
Toronto-Dominion Bank
4.800%, SOFR + 0.340%, 05/09/25 (h)	1,000,000	999,983
		14,984,315
Commercial Paper—0.3%
Chesham Finance Ltd./Chesham Finance LLC
4.330%, 01/03/25	2,000,000	1,999,759
Ionic Funding LLC
4.640%, 01/23/25	1,000,000	997,078
		2,996,837
Repurchase Agreements—8.6%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,900,470; collateralized by various Common Stock with an aggregate market value of $2,115,666	1,900,000	1,900,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $5,501,363; collateralized by various Common Stock with an aggregate market value of $6,124,297	5,500,000	5,500,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $12,003,007; collateralized by various Common Stock with an aggregate market value of $13,362,102	12,000,000	12,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/31/24 at 4.680%, due on 04/07/25 with a maturity value of $2,025,220; collateralized by various Common Stock with an aggregate market value of $2,228,677	2,000,000	$2,000,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $2,000,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations at 3.875%, maturing 11/30/27, and an aggregate market value of $1,020,003	1,000,000	1,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $10,002,456; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $10,242,992	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.630%, due on 02/04/25 with a maturity value of $2,009,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.625%, maturity dates ranging from 10/15/26 - 11/15/54, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $6,152,907; collateralized by various Common Stock with an aggregate market value of $6,600,001	6,000,000	6,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $2,772,858; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $2,827,624	2,772,180	2,772,180
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $3,000,753; collateralized by various Common Stock with an aggregate market value of $3,346,319	3,000,000	3,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $1,000,867; collateralized by various Common Stock with an aggregate market value of $1,115,380	1,000,000	1,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $16,704,194; collateralized by various Common Stock with an aggregate market value of $18,627,845	16,700,000	16,700,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $4,017,889; collateralized by various Common Stock with an aggregate market value of $4,445,012	4,000,000	4,000,000
See accompanying notes to financial statements.
BHFTII-291

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (g)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $4,000,984; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $4,081,004	4,000,000	$4,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $10,852,670; collateralized by various Common Stock with an aggregate market value of $11,937,937	10,850,000	10,850,000
		84,722,180
Time Deposit—0.2%
National Bank of Canada
4.400%, OBFR + 0.070%, 01/07/25 (h)	2,000,000	2,000,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (i)	10,000,000	10,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (i)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (i)	5,000,000	5,000,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 4.380% (i)	2,000,000	2,000,000
		18,000,000
Total Securities Lending Reinvestments (Cost $122,702,898)		122,703,332
Total Investments—112.4% (Cost $866,174,090)		1,111,299,343
Other assets and liabilities (net)—(12.4)%		(122,879,374)
Net Assets—100.0%		$988,419,969

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $175,540,748 and the collateral received consisted of cash in the amount of $122,694,083 and non-cash collateral with a value of $58,218,757. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $3,443,263.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(h)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(i)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$335,661,988	$0	$292,462,365
See accompanying notes to financial statements.
BHFTII-292

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(122,685,583)	$—	$—	$—	$(122,685,583)
Rights	(8,500)	—	—	—	(8,500)
Total Borrowings	$(122,694,083)	$—	$—	$—	$(122,694,083)
Gross amount of recognized liabilities for securities lending transactions					$(122,694,083)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/21/25	178	USD	20,023,220	$(1,568,920)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$1,568,920

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$4,070,572

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(3,111,441)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,234,235

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTII-293

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$950,580,688	$—	$0	$950,580,688
Total Mutual Funds*	17,124,400	—	—	17,124,400
Total Warrants*	3,219	—	—	3,219
Total Rights*	—	17,675	37,094	54,769
Total Short-Term Investments*	—	20,832,935	—	20,832,935
Securities Lending Reinvestments
Certificates of Deposit	—	14,984,315	—	14,984,315
Commercial Paper	—	2,996,837	—	2,996,837
Repurchase Agreements	—	84,722,180	—	84,722,180
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	104,703,332	—	122,703,332
Total Investments	$985,708,307	$125,553,942	$37,094	$1,111,299,343
Collateral for Securities Loaned (Liability)	$—	$(122,694,083)	$—	$(122,694,083)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,568,920)	$—	$—	$(1,568,920)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$887,403,402
Gross unrealized appreciation	330,511,358
Gross unrealized (depreciation)	(106,615,417)
Net unrealized appreciation (depreciation)	$223,895,941
See accompanying notes to financial statements.
BHFTII-294

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,111,299,343
Cash denominated in foreign currencies (c)	139
Receivable for:
Fund shares sold	163,937
Dividends and interest	990,531
Variation margin on futures contracts	18,736
Prepaid expenses	2,993
Total Assets	1,112,475,679
Liabilities
Due to custodian	14,843
Collateral for securities loaned	122,694,083
Payable for:
Fund shares redeemed	601,693
Accrued Expenses:
Management fees	217,068
Distribution and service fees	88,650
Deferred trustees’ fees	210,908
Other expenses	228,465
Total Liabilities	124,055,710
Net Assets	$988,419,969
Net Assets Consist of:
Paid in surplus	$699,803,798
Distributable earnings (Accumulated losses)	288,616,171
Net Assets	$988,419,969
Net Assets
Class A	$620,306,227
Class B	170,723,156
Class E	16,180,502
Class G	181,210,084
Capital Shares Outstanding*
Class A	33,592,276
Class B	9,658,677
Class E	885,439
Class G	10,346,406
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.47
Class B	17.68
Class E	18.27
Class G	17.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $866,174,090.
(b)	Includes securities loaned at value of $175,540,748.
(c)	Identified cost of cash denominated in foreign currencies was $146.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$12,291,378
Interest	964,755
Securities lending income	1,153,930
Total investment income	14,410,063
Expenses
Management fees	2,201,500
Administration fees	53,128
Custodian and accounting fees	89,170
Distribution and service fees—Class B	445,505
Distribution and service fees—Class E	25,571
Distribution and service fees—Class G	553,612
Audit and tax services	54,411
Legal	46,052
Trustees’ fees and expenses	74,205
Shareholder reporting	113,183
Insurance	7,187
Miscellaneous	104,694
Total expenses	3,768,218
Less management fee waiver	(19,256)
Net expenses	3,748,962
Net Investment Income	10,661,101
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,871,112
Futures contracts	4,070,572
Net realized gain (loss)	46,941,684
Net change in unrealized appreciation (depreciation) on:
Investments	27,566,162
Futures contracts	(3,111,441)
Foreign currency transactions	(7)
Net change in unrealized appreciation (depreciation)	24,454,714
Net realized and unrealized gain (loss)	71,396,398
Net Increase (Decrease) in Net Assets From Operations	$82,057,499

(a)	Net of foreign withholding taxes of $33,737.
See accompanying notes to financial statements.
BHFTII-295

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,661,101	$11,329,443
Net realized gain (loss)	46,941,684	28,810,397
Net change in unrealized appreciation (depreciation)	24,454,714	89,763,665
Increase (decrease) in net assets from operations	82,057,499	129,903,505
From Distributions to Shareholders
Class A	(23,174,262)	(13,868,401)
Class B	(8,481,415)	(5,150,963)
Class E	(784,903)	(538,424)
Class G	(8,760,417)	(5,013,000)
Total distributions	(41,200,997)	(24,570,788)
Increase (decrease) in net assets from capital share transactions	74,022,322	(28,351,081)
Total increase (decrease) in net assets	114,878,824	76,981,636
Net Assets
Beginning of period	873,541,145	796,559,509
End of period	$988,419,969	$873,541,145

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	8,659,952	$169,009,892	3,804,114	$58,545,200
Reinvestments	1,369,637	23,174,262	866,234	13,868,401
Redemptions	(4,180,336)	(74,983,931)	(5,789,621)	(91,694,034)
Net increase (decrease)	5,849,253	$117,200,223	(1,119,273)	$(19,280,433)
Class B
Sales	418,079	$7,137,968	644,946	$9,686,494
Reinvestments	522,899	8,481,415	335,131	5,150,963
Redemptions	(2,338,812)	(40,272,701)	(1,557,377)	(24,021,438)
Net increase (decrease)	(1,397,834)	$(24,653,318)	(577,300)	$(9,183,981)
Class E
Sales	71,444	$1,266,558	80,037	$1,250,826
Reinvestments	46,832	784,903	33,949	538,424
Redemptions	(281,552)	(4,980,830)	(243,823)	(3,863,035)
Net increase (decrease)	(163,276)	$(2,929,369)	(129,837)	$(2,073,785)
Class G
Sales	456,679	$7,800,983	917,155	$13,557,451
Reinvestments	544,802	8,760,417	328,721	5,013,000
Redemptions	(1,871,277)	(32,156,614)	(1,060,780)	(16,383,333)
Net increase (decrease)	(869,796)	$(15,595,214)	185,096	$2,187,118
Increase (decrease) derived from capital shares transactions		$74,022,322		$(28,351,081)
See accompanying notes to financial statements.
BHFTII-296

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.45	$15.40	$24.24	$22.47	$20.30
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.24	0.23	0.20	0.21
Net realized and unrealized gain (loss)	1.65	2.30	(5.23)	3.09	3.26
Total income (loss) from investment operations	1.89	2.54	(5.00)	3.29	3.47
Less Distributions
Distributions from net investment income	(0.26)	(0.21)	(0.22)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.61)	(0.28)	(3.62)	(1.27)	(1.05)
Total distributions	(0.87)	(0.49)	(3.84)	(1.52)	(1.30)
Net Asset Value, End of Period	$18.47	$17.45	$15.40	$24.24	$22.47
Total Return (%) (b)	11.29	16.80	(20.23)	14.52	19.62
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.31	0.30	0.30	0.32
Net ratio of expenses to average net assets (%) (c)	0.31	0.31	0.30	0.30	0.32
Ratio of net investment income (loss) to average net assets (%)	1.33	1.51	1.25	0.80	1.16
Portfolio turnover rate (%)	33	17	22	36	34
Net assets, end of period (in millions)	$620.3	$484.2	$444.6	$592.8	$542.2

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.74	$14.79	$23.45	$21.79	$19.72
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.19	0.17	0.13	0.16
Net realized and unrealized gain (loss)	1.59	2.21	(5.05)	3.00	3.16
Total income (loss) from investment operations	1.77	2.40	(4.88)	3.13	3.32
Less Distributions
Distributions from net investment income	(0.22)	(0.17)	(0.16)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.61)	(0.28)	(3.62)	(1.27)	(1.05)
Total distributions	(0.83)	(0.45)	(3.78)	(1.47)	(1.25)
Net Asset Value, End of Period	$17.68	$16.74	$14.79	$23.45	$21.79
Total Return (%) (b)	11.00	16.51	(20.44)	14.23	19.35
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.56	0.55	0.55	0.57
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.55	0.55	0.57
Ratio of net investment income (loss) to average net assets (%)	1.07	1.26	1.00	0.54	0.91
Portfolio turnover rate (%)	33	17	22	36	34
Net assets, end of period (in millions)	$170.7	$185.1	$172.1	$234.3	$238.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-297

Brighthouse Funds Trust II
MetLife Russell 2000 Index Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.28	$15.25	$24.03	$22.30	$20.15
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.21	0.20	0.16	0.18
Net realized and unrealized gain (loss)	1.63	2.29	(5.18)	3.06	3.24
Total income (loss) from investment operations	1.84	2.50	(4.98)	3.22	3.42
Less Distributions
Distributions from net investment income	(0.24)	(0.19)	(0.18)	(0.22)	(0.22)
Distributions from net realized capital gains	(0.61)	(0.28)	(3.62)	(1.27)	(1.05)
Total distributions	(0.85)	(0.47)	(3.80)	(1.49)	(1.27)
Net Asset Value, End of Period	$18.27	$17.28	$15.25	$24.03	$22.30
Total Return (%) (b)	11.03	16.65	(20.33)	14.31	19.45
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.46	0.45	0.45	0.47
Net ratio of expenses to average net assets (%) (c)	0.46	0.46	0.45	0.45	0.47
Ratio of net investment income (loss) to average net assets (%)	1.17	1.35	1.10	0.65	1.01
Portfolio turnover rate (%)	33	17	22	36	34
Net assets, end of period (in millions)	$16.2	$18.1	$18.0	$24.9	$24.4

	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.60	$14.67	$23.30	$21.66	$19.62
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.18	0.16	0.12	0.15
Net realized and unrealized gain (loss)	1.57	2.20	(5.02)	2.99	3.14
Total income (loss) from investment operations	1.74	2.38	(4.86)	3.11	3.29
Less Distributions
Distributions from net investment income	(0.22)	(0.17)	(0.15)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.61)	(0.28)	(3.62)	(1.27)	(1.05)
Total distributions	(0.83)	(0.45)	(3.77)	(1.47)	(1.25)
Net Asset Value, End of Period	$17.51	$16.60	$14.67	$23.30	$21.66
Total Return (%) (b)	10.87	16.47	(20.46)	14.19	19.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.60	0.60	0.62
Net ratio of expenses to average net assets (%) (c)	0.61	0.61	0.60	0.60	0.62
Ratio of net investment income (loss) to average net assets (%)	1.02	1.21	0.96	0.50	0.86
Portfolio turnover rate (%)	33	17	22	36	34
Net assets, end of period (in millions)	$181.2	$186.2	$161.9	$206.8	$189.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-298

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.8%
Axon Enterprise, Inc. (a)	12,683	$7,537,761
Boeing Co. (a) (b)	130,880	23,165,760
General Dynamics Corp.	45,178	11,903,951
General Electric Co.	189,480	31,603,369
Howmet Aerospace, Inc.	71,125	7,778,941
Huntington Ingalls Industries, Inc. (b)	6,850	1,294,445
L3Harris Technologies, Inc.	33,205	6,982,348
Lockheed Martin Corp.	36,934	17,947,708
Northrop Grumman Corp.	23,977	11,252,166
RTX Corp. (b)	233,024	26,965,537
Textron, Inc.	32,478	2,484,242
TransDigm Group, Inc. (b)	9,845	12,476,372
		161,392,600
Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	20,694	2,138,104
Expeditors International of Washington, Inc.	24,505	2,714,419
FedEx Corp.	39,352	11,070,898
United Parcel Service, Inc. - Class B	128,043	16,146,222
		32,069,643
Automobile Components — 0.0%
Aptiv PLC (a) (b)	41,148	2,488,631
BorgWarner, Inc.	38,288	1,217,176
		3,705,807
Automobiles — 2.4%
Ford Motor Co.	683,385	6,765,512
General Motors Co.	192,509	10,254,954
Tesla, Inc. (a)	488,935	197,451,510
		214,471,976
Banks — 3.3%
Bank of America Corp.	1,168,682	51,363,574
Citigroup, Inc. (b)	331,109	23,306,762
Citizens Financial Group, Inc.	77,154	3,376,259
Fifth Third Bancorp	117,393	4,963,376
Huntington Bancshares, Inc.	254,347	4,138,226
JPMorgan Chase & Co.	492,889	118,150,422
KeyCorp	173,541	2,974,493
M&T Bank Corp.	29,048	5,461,314
PNC Financial Services Group, Inc.	69,466	13,396,518
Regions Financial Corp.	159,117	3,742,432
Truist Financial Corp.	232,412	10,082,033
U.S. Bancorp	273,119	13,063,282
Wells Fargo & Co.	582,903	40,943,107
		294,961,798
Beverages — 1.1%
Brown-Forman Corp. - Class B (b)	31,884	1,210,954
Coca-Cola Co.	678,760	42,259,597
Constellation Brands, Inc. - Class A	27,332	6,040,372
Keurig Dr. Pepper, Inc.	197,106	6,331,045
Molson Coors Beverage Co. - Class B (b)	30,580	1,752,846
Monster Beverage Corp. (a) (b)	122,588	6,443,225
Security Description	Shares	Value
Beverages—(Continued)
PepsiCo, Inc.	240,198	$36,524,508
		100,562,547
Biotechnology — 1.6%
AbbVie, Inc.	309,378	54,976,471
Amgen, Inc.	94,107	24,528,048
Biogen, Inc. (a)	25,511	3,901,142
Gilead Sciences, Inc.	218,187	20,153,933
Incyte Corp. (a)	27,994	1,933,546
Moderna, Inc. (a)	59,286	2,465,112
Regeneron Pharmaceuticals, Inc. (a)	18,431	13,128,954
Vertex Pharmaceuticals, Inc. (a)	45,086	18,156,132
		139,243,338
Broadline Retail — 4.1%
Amazon.com, Inc. (a)	1,638,394	359,447,260
eBay, Inc.	83,859	5,195,065
		364,642,325
Building Products — 0.5%
A.O. Smith Corp. (b)	20,852	1,422,315
Allegion PLC (b)	15,218	1,988,688
Builders FirstSource, Inc. (a)	20,148	2,879,754
Carrier Global Corp.	146,084	9,971,694
Johnson Controls International PLC	116,951	9,230,942
Lennox International, Inc.	5,613	3,420,001
Masco Corp.	37,771	2,741,041
Trane Technologies PLC	39,396	14,550,913
		46,205,348
Capital Markets — 3.1%
Ameriprise Financial, Inc.	16,985	9,043,324
Bank of New York Mellon Corp.	127,291	9,779,768
Blackrock, Inc.	25,489	26,129,029
Blackstone, Inc. (b)	126,403	21,794,405
Cboe Global Markets, Inc.	18,327	3,581,096
Charles Schwab Corp.	261,719	19,369,823
CME Group, Inc.	63,089	14,651,159
FactSet Research Systems, Inc. (b)	6,651	3,194,342
Franklin Resources, Inc. (b)	54,091	1,097,506
Goldman Sachs Group, Inc.	54,957	31,469,477
Intercontinental Exchange, Inc.	100,522	14,978,783
Invesco Ltd.	78,684	1,375,396
KKR & Co., Inc.	118,183	17,480,448
MarketAxess Holdings, Inc.	6,601	1,492,090
Moody's Corp.	27,282	12,914,480
Morgan Stanley	217,177	27,303,492
MSCI, Inc.	13,721	8,232,737
Nasdaq, Inc.	72,449	5,601,032
Northern Trust Corp.	34,702	3,556,955
Raymond James Financial, Inc.	32,033	4,975,686
S&P Global, Inc.	55,586	27,683,496
State Street Corp.	51,322	5,037,254
T. Rowe Price Group, Inc.	38,894	4,398,523
		275,140,301
See accompanying notes to financial statements.
BHFTII-299

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Chemicals — 1.2%
Air Products & Chemicals, Inc.	38,921	$11,288,647
Albemarle Corp. (b)	20,578	1,771,354
Celanese Corp.	19,137	1,324,472
CF Industries Holdings, Inc. (b)	30,466	2,599,359
Corteva, Inc.	120,326	6,853,769
Dow, Inc.	122,567	4,918,614
DuPont de Nemours, Inc.	73,172	5,579,365
Eastman Chemical Co.	20,293	1,853,157
Ecolab, Inc.	44,121	10,338,433
FMC Corp. (b)	21,855	1,062,372
International Flavors & Fragrances, Inc.	44,762	3,784,627
Linde PLC	83,362	34,901,168
LyondellBasell Industries NV - Class A	45,484	3,378,097
Mosaic Co.	55,611	1,366,918
PPG Industries, Inc.	40,616	4,851,581
Sherwin-Williams Co.	40,565	13,789,260
		109,661,193
Commercial Services & Supplies — 0.5%
Cintas Corp.	60,015	10,964,740
Copart, Inc. (a)	153,481	8,808,275
Republic Services, Inc.	35,636	7,169,250
Rollins, Inc.	49,177	2,279,354
Veralto Corp.	43,296	4,409,698
Waste Management, Inc.	63,944	12,903,260
		46,534,577
Communications Equipment — 0.9%
Arista Networks, Inc. (a)	180,850	19,989,351
Cisco Systems, Inc.	697,843	41,312,306
F5, Inc. (a) (b)	10,171	2,557,701
Juniper Networks, Inc.	57,964	2,170,752
Motorola Solutions, Inc.	29,258	13,523,925
		79,554,035
Construction & Engineering — 0.1%
Quanta Services, Inc.	25,843	8,167,680
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,700	5,526,550
Vulcan Materials Co.	23,120	5,947,158
		11,473,708
Consumer Finance — 0.6%
American Express Co.	97,430	28,916,250
Capital One Financial Corp.	66,790	11,909,993
Discover Financial Services	43,955	7,614,324
Synchrony Financial	68,163	4,430,595
		52,871,162
Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp. (b)	77,571	71,075,980
Dollar General Corp.	38,501	2,919,146
Dollar Tree, Inc. (a) (b)	35,380	2,651,377
Kroger Co. (b)	116,529	7,125,748
Security Description	Shares	Value
Consumer Staples Distribution & Retail—(Continued)
Sysco Corp.	86,000	$6,575,560
Target Corp.	80,651	10,902,402
Walgreens Boots Alliance, Inc. (b)	125,637	1,172,193
Walmart, Inc.	759,930	68,659,676
		171,082,082
Containers & Packaging — 0.2%
Amcor PLC (b)	253,040	2,381,106
Avery Dennison Corp.	14,066	2,632,171
Ball Corp.	52,246	2,880,322
International Paper Co. (b)	60,821	3,273,386
Packaging Corp. of America	15,611	3,514,504
Smurfit WestRock PLC (b)	86,511	4,659,483
		19,340,972
Distributors — 0.1%
Genuine Parts Co. (b)	24,341	2,842,055
LKQ Corp. (b)	45,511	1,672,530
Pool Corp. (b)	6,663	2,271,683
		6,786,268
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,256,198	28,603,629
Verizon Communications, Inc.	736,991	29,472,270
		58,075,899
Electric Utilities — 1.5%
Alliant Energy Corp.	44,923	2,656,746
American Electric Power Co., Inc.	93,237	8,599,249
Constellation Energy Corp.	54,757	12,249,688
Duke Energy Corp.	135,240	14,570,758
Edison International	67,779	5,411,475
Entergy Corp.	75,074	5,692,111
Evergy, Inc. (b)	40,262	2,478,126
Eversource Energy	64,147	3,683,962
Exelon Corp.	175,919	6,621,591
FirstEnergy Corp.	89,798	3,572,164
NextEra Energy, Inc. (b)	360,020	25,809,834
NRG Energy, Inc.	35,463	3,199,472
PG&E Corp.	382,745	7,723,794
Pinnacle West Capital Corp. (b)	19,905	1,687,347
PPL Corp. (b)	129,198	4,193,767
Southern Co.	191,824	15,790,952
Xcel Energy, Inc. (b)	100,534	6,788,056
		130,729,092
Electrical Equipment — 0.8%
AMETEK, Inc.	40,495	7,299,629
Eaton Corp. PLC	69,189	22,961,753
Emerson Electric Co.	99,826	12,371,436
GE Vernova, Inc.	48,259	15,873,833
Generac Holdings, Inc. (a)	10,416	1,615,001
Hubbell, Inc.	9,396	3,935,891
Rockwell Automation, Inc.	19,765	5,648,639
		69,706,182
See accompanying notes to financial statements.
BHFTII-300

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. - Class A	211,070	$14,658,811
CDW Corp.	23,330	4,060,353
Corning, Inc.	134,909	6,410,876
Jabil, Inc. (b)	19,755	2,842,744
Keysight Technologies, Inc. (a)	30,382	4,880,261
TE Connectivity PLC	52,375	7,488,054
Teledyne Technologies, Inc. (a)	8,159	3,786,837
Trimble, Inc. (a)	42,754	3,020,998
Zebra Technologies Corp. - Class A (a)	9,030	3,487,566
		50,636,500
Energy Equipment & Services — 0.2%
Baker Hughes Co.	173,239	7,106,264
Halliburton Co.	153,801	4,181,849
Schlumberger NV	247,229	9,478,760
		20,766,873
Entertainment — 1.4%
Electronic Arts, Inc.	41,784	6,112,999
Live Nation Entertainment, Inc. (a) (b)	27,452	3,555,034
Netflix, Inc. (a)	74,837	66,703,715
Take-Two Interactive Software, Inc. (a)	28,595	5,263,768
Walt Disney Co.	317,046	35,303,072
Warner Bros Discovery, Inc. (a)	390,829	4,131,062
		121,069,650
Financial Services — 4.3%
Apollo Global Management, Inc.	78,256	12,924,761
Berkshire Hathaway, Inc. - Class B (a)	320,900	145,457,552
Corpay, Inc. (a)	12,204	4,130,078
Fidelity National Information Services, Inc.	94,251	7,612,653
Fiserv, Inc. (a)	99,602	20,460,243
Global Payments, Inc.	44,555	4,992,833
Jack Henry & Associates, Inc.	12,773	2,239,107
Mastercard, Inc. - Class A	143,506	75,565,954
PayPal Holdings, Inc. (a)	175,517	14,980,376
Visa, Inc. - Class A (b)	302,544	95,616,006
		383,979,563
Food Products — 0.6%
Archer-Daniels-Midland Co. (b)	83,709	4,228,979
Bunge Global SA	24,444	1,900,765
Campbell's Co. (b)	34,388	1,440,169
Conagra Brands, Inc.	83,557	2,318,707
General Mills, Inc.	97,193	6,197,998
Hershey Co. (b)	25,865	4,380,238
Hormel Foods Corp.	50,881	1,596,137
J.M. Smucker Co. (b)	18,628	2,051,315
Kellanova	47,070	3,811,258
Kraft Heinz Co.	154,536	4,745,801
Lamb Weston Holdings, Inc. (b)	24,965	1,668,411
McCormick & Co., Inc.	44,151	3,366,072
Mondelez International, Inc. - Class A	234,106	13,983,151
Tyson Foods, Inc. - Class A	50,045	2,874,585
		54,563,586
Security Description	Shares	Value
Gas Utilities — 0.1%
Atmos Energy Corp. (b)	27,177	$3,784,941
Ground Transportation — 0.8%
CSX Corp.	337,613	10,894,771
JB Hunt Transport Services, Inc. (b)	13,945	2,379,854
Norfolk Southern Corp.	39,608	9,295,998
Old Dominion Freight Line, Inc.	32,892	5,802,149
Uber Technologies, Inc. (a)	368,652	22,237,089
Union Pacific Corp.	106,139	24,203,937
		74,813,798
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories (b)	303,655	34,346,417
Align Technology, Inc. (a)	12,285	2,561,545
Baxter International, Inc. (b)	89,390	2,606,612
Becton Dickinson & Co.	50,603	11,480,303
Boston Scientific Corp. (a)	258,027	23,046,972
Cooper Cos., Inc. (a)	34,866	3,205,231
Dexcom, Inc. (a)	68,382	5,318,068
Edwards Lifesciences Corp. (a)	103,257	7,644,116
GE HealthCare Technologies, Inc.	79,986	6,253,305
Hologic, Inc. (a)	40,664	2,931,468
IDEXX Laboratories, Inc. (a)	14,336	5,927,076
Insulet Corp. (a)	12,280	3,205,940
Intuitive Surgical, Inc. (a)	62,357	32,547,860
Medtronic PLC	224,525	17,935,057
ResMed, Inc.	25,700	5,877,333
Solventum Corp. (a)	24,195	1,598,322
STERIS PLC	17,281	3,552,282
Stryker Corp.	60,067	21,627,123
Teleflex, Inc.	8,131	1,447,155
Zimmer Biomet Holdings, Inc. (b)	34,852	3,681,417
		196,793,602
Health Care Providers & Services — 2.0%
Cardinal Health, Inc.	42,369	5,010,982
Cencora, Inc. (b)	30,703	6,898,350
Centene Corp. (a)	88,388	5,354,545
Cigna Group	48,697	13,447,189
CVS Health Corp.	220,313	9,889,850
DaVita, Inc. (a) (b)	7,895	1,180,697
Elevance Health, Inc.	40,603	14,978,447
HCA Healthcare, Inc. (b)	31,929	9,583,489
Henry Schein, Inc. (a)	21,828	1,510,498
Humana, Inc.	21,080	5,348,207
Labcorp Holdings, Inc.	14,643	3,357,933
McKesson Corp.	22,224	12,665,680
Molina Healthcare, Inc. (a)	10,014	2,914,575
Quest Diagnostics, Inc. (b)	19,540	2,947,804
UnitedHealth Group, Inc.	161,117	81,502,646
Universal Health Services, Inc. - Class B	10,279	1,844,258
		178,435,150
Health Care REITs — 0.3%
Alexandria Real Estate Equities, Inc.	27,230	2,656,287
Healthpeak Properties, Inc.	122,453	2,482,122
See accompanying notes to financial statements.
BHFTII-301

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care REITs—(Continued)
Ventas, Inc.	73,444	$4,325,117
Welltower, Inc.	103,565	13,052,297
		22,515,823
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc. (b)	122,380	2,144,098
Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc. - Class A (a)	75,785	9,958,907
Booking Holdings, Inc.	5,795	28,791,994
Caesars Entertainment, Inc. (a)	37,199	1,243,191
Carnival Corp. (a)	181,856	4,531,851
Chipotle Mexican Grill, Inc. (a)	238,553	14,384,746
Darden Restaurants, Inc.	20,571	3,840,400
Domino's Pizza, Inc.	6,046	2,537,869
Expedia Group, Inc. (a)	21,503	4,006,654
Hilton Worldwide Holdings, Inc.	42,679	10,548,542
Las Vegas Sands Corp. (b)	60,927	3,129,211
Marriott International, Inc. - Class A	40,381	11,263,876
McDonald's Corp.	125,461	36,369,889
MGM Resorts International (a) (b)	39,615	1,372,660
Norwegian Cruise Line Holdings Ltd. (a)	76,980	1,980,695
Royal Caribbean Cruises Ltd. (b)	43,307	9,990,492
Starbucks Corp.	198,445	18,108,106
Wynn Resorts Ltd.	16,196	1,395,447
Yum! Brands, Inc.	48,857	6,554,655
		170,009,185
Household Durables — 0.3%
DR Horton, Inc.	51,055	7,138,510
Garmin Ltd.	26,894	5,547,157
Lennar Corp. - Class A	41,808	5,701,357
Mohawk Industries, Inc. (a)	9,172	1,092,660
NVR, Inc. (a)	537	4,392,069
PulteGroup, Inc.	35,904	3,909,946
		27,781,699
Household Products — 1.1%
Church & Dwight Co., Inc. (b)	42,892	4,491,221
Clorox Co.	21,670	3,519,425
Colgate-Palmolive Co.	143,036	13,003,403
Kimberly-Clark Corp.	58,384	7,650,639
Procter & Gamble Co.	412,303	69,122,598
		97,787,286
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	124,481	1,602,070
Vistra Corp.	59,564	8,212,089
		9,814,159
Industrial Conglomerates — 0.4%
3M Co.	95,337	12,307,053
Honeywell International, Inc.	113,840	25,715,318
		38,022,371
Security Description	Shares	Value
Industrial REITs — 0.2%
Prologis, Inc.	162,148	$17,139,044
Insurance — 2.0%
Aflac, Inc.	87,532	9,054,310
Allstate Corp.	46,359	8,937,552
American International Group, Inc.	109,205	7,950,124
Aon PLC - Class A	37,862	13,598,516
Arch Capital Group Ltd.	65,602	6,058,345
Arthur J Gallagher & Co.	43,734	12,413,896
Assurant, Inc.	8,979	1,914,502
Brown & Brown, Inc.	41,552	4,239,135
Chubb Ltd.	65,631	18,133,845
Cincinnati Financial Corp.	27,366	3,932,494
Erie Indemnity Co. - Class A (b)	4,367	1,800,208
Everest Group Ltd.	7,524	2,727,149
Globe Life, Inc.	14,696	1,638,898
Hartford Financial Services Group, Inc. (b)	50,752	5,552,269
Loews Corp. (b)	31,645	2,680,015
Marsh & McLennan Cos., Inc.	85,982	18,263,437
MetLife, Inc. (c)	101,828	8,337,677
Principal Financial Group, Inc.	36,840	2,851,784
Progressive Corp.	102,560	24,574,402
Prudential Financial, Inc. (b)	62,325	7,387,382
Travelers Cos., Inc.	39,745	9,574,173
W.R. Berkley Corp.	52,704	3,084,238
Willis Towers Watson PLC (b)	17,634	5,523,674
		180,228,025
Interactive Media & Services — 6.5%
Alphabet, Inc. - Class A	1,022,950	193,644,435
Alphabet, Inc. - Class C (d)	833,213	158,677,084
Match Group, Inc. (a)	43,959	1,437,899
Meta Platforms, Inc. - Class A	381,659	223,465,161
		577,224,579
IT Services — 1.1%
Accenture PLC - Class A	109,395	38,484,067
Akamai Technologies, Inc. (a)	26,300	2,515,595
Cognizant Technology Solutions Corp. - Class A	86,805	6,675,305
EPAM Systems, Inc. (a)	9,930	2,321,833
Gartner, Inc. (a) (b)	13,504	6,542,283
GoDaddy, Inc. - Class A (a)	24,578	4,850,960
International Business Machines Corp.	161,880	35,586,080
VeriSign, Inc. (a)	14,469	2,994,504
		99,970,627
Leisure Products — 0.0%
Hasbro, Inc.	22,957	1,283,526
Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	50,303	6,757,705
Bio-Techne Corp.	27,817	2,003,658
Charles River Laboratories International, Inc. (a)	8,952	1,652,539
Danaher Corp.	112,541	25,833,787
IQVIA Holdings, Inc. (a)	30,187	5,932,047
Mettler-Toledo International, Inc. (a)	3,695	4,521,498
See accompanying notes to financial statements.
BHFTII-302

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Life Sciences Tools & Services—(Continued)
Revvity, Inc. (b)	21,306	$2,377,963
Thermo Fisher Scientific, Inc.	66,966	34,837,722
Waters Corp. (a)	10,395	3,856,337
West Pharmaceutical Services, Inc.	12,679	4,153,133
		91,926,389
Machinery — 1.6%
Caterpillar, Inc.	84,526	30,662,652
Cummins, Inc.	24,017	8,372,326
Deere & Co.	44,547	18,874,564
Dover Corp.	24,018	4,505,777
Fortive Corp.	60,741	4,555,575
IDEX Corp.	13,257	2,774,557
Illinois Tool Works, Inc.	47,046	11,928,984
Ingersoll Rand, Inc.	70,556	6,382,496
Nordson Corp. (b)	9,510	1,989,872
Otis Worldwide Corp.	69,934	6,476,588
PACCAR, Inc. (b)	91,790	9,547,996
Parker-Hannifin Corp.	22,536	14,333,572
Pentair PLC	28,927	2,911,213
Snap-on, Inc.	9,193	3,120,839
Stanley Black & Decker, Inc.	26,989	2,166,947
Westinghouse Air Brake Technologies Corp.	30,093	5,705,332
Xylem, Inc. (b)	42,533	4,934,679
		139,243,969
Media — 0.5%
Charter Communications, Inc. - Class A (a)	16,928	5,802,411
Comcast Corp. - Class A	668,269	25,080,136
Fox Corp. - Class A (b)	38,718	1,880,921
Fox Corp. - Class B	23,096	1,056,411
Interpublic Group of Cos., Inc.	65,216	1,827,352
News Corp. - Class A	66,336	1,826,893
News Corp. - Class B (b)	19,601	596,458
Omnicom Group, Inc.	34,155	2,938,696
Paramount Global - Class B	104,161	1,089,524
		42,098,802
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	251,567	9,579,671
Newmont Corp.	199,311	7,418,356
Nucor Corp.	41,109	4,797,831
Steel Dynamics, Inc.	24,788	2,827,567
		24,623,425
Multi-Utilities — 0.6%
Ameren Corp. (b)	46,731	4,165,601
CenterPoint Energy, Inc.	114,098	3,620,330
CMS Energy Corp.	52,309	3,486,395
Consolidated Edison, Inc.	60,647	5,411,532
Dominion Energy, Inc.	147,062	7,920,759
DTE Energy Co.	36,257	4,378,033
NiSource, Inc.	81,720	3,004,027
Public Service Enterprise Group, Inc. (b)	87,225	7,369,640
Sempra (b)	110,890	9,727,271
Security Description	Shares	Value
Multi-Utilities—(Continued)
WEC Energy Group, Inc. (b)	55,384	$5,208,311
		54,291,899
Office REITs — 0.0%
BXP, Inc. (b)	25,466	1,893,652
Oil, Gas & Consumable Fuels — 2.9%
APA Corp. (b)	64,767	1,495,470
Chevron Corp. (b)	292,598	42,379,894
ConocoPhillips	226,466	22,458,633
Coterra Energy, Inc.	128,960	3,293,638
Devon Energy Corp.	115,005	3,764,114
Diamondback Energy, Inc.	32,716	5,359,862
EOG Resources, Inc.	98,469	12,070,330
EQT Corp. (b)	104,463	4,816,789
Exxon Mobil Corp.	769,461	82,770,920
Hess Corp.	48,387	6,435,955
Kinder Morgan, Inc.	338,385	9,271,749
Marathon Petroleum Corp.	56,266	7,849,107
Occidental Petroleum Corp. (b)	118,280	5,844,215
ONEOK, Inc. (b)	102,274	10,268,309
Phillips 66	72,303	8,237,481
Targa Resources Corp.	38,176	6,814,416
Texas Pacific Land Corp. (b)	3,299	3,648,562
Valero Energy Corp. (b)	55,425	6,794,551
Williams Cos., Inc.	213,415	11,550,020
		255,124,015
Passenger Airlines — 0.2%
Delta Air Lines, Inc. (b)	112,241	6,790,580
Southwest Airlines Co.	104,997	3,529,999
United Airlines Holdings, Inc. (a)	57,577	5,590,727
		15,911,306
Personal Care Products — 0.1%
Estee Lauder Cos., Inc. - Class A	40,868	3,064,282
Kenvue, Inc.	335,659	7,166,320
		10,230,602
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	355,078	20,083,212
Eli Lilly & Co.	137,946	106,494,312
Johnson & Johnson	421,509	60,958,631
Merck & Co., Inc.	442,870	44,056,708
Pfizer, Inc.	992,136	26,321,368
Viatris, Inc.	208,965	2,601,614
Zoetis, Inc.	78,986	12,869,189
		273,385,034
Professional Services — 0.6%
Automatic Data Processing, Inc.	71,335	20,881,894
Broadridge Financial Solutions, Inc.	20,464	4,626,706
Dayforce, Inc. (a) (b)	27,608	2,005,445
Equifax, Inc.	21,700	5,530,245
Jacobs Solutions, Inc.	21,752	2,906,502
See accompanying notes to financial statements.
BHFTII-303

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Professional Services—(Continued)
Leidos Holdings, Inc.	23,360	$3,365,242
Paychex, Inc. (b)	56,077	7,863,117
Paycom Software, Inc.	8,512	1,744,705
Verisk Analytics, Inc.	24,722	6,809,180
		55,733,036
Real Estate Management & Development — 0.1%
CBRE Group, Inc. - Class A (a)	52,661	6,913,863
CoStar Group, Inc. (a)	71,772	5,138,157
		12,052,020
Residential REITs — 0.3%
AvalonBay Communities, Inc. (b)	24,869	5,470,434
Camden Property Trust	18,676	2,167,163
Equity Residential	59,773	4,289,311
Essex Property Trust, Inc.	11,251	3,211,485
Invitation Homes, Inc.	99,742	3,188,752
Mid-America Apartment Communities, Inc. (b)	20,462	3,162,811
UDR, Inc. (b)	52,568	2,281,977
		23,771,933
Retail REITs — 0.3%
Federal Realty Investment Trust (b)	13,387	1,498,675
Kimco Realty Corp.	118,013	2,765,045
Realty Income Corp.	153,225	8,183,747
Regency Centers Corp.	28,598	2,114,250
Simon Property Group, Inc.	53,693	9,246,471
		23,808,188
Semiconductors & Semiconductor Equipment — 11.2%
Advanced Micro Devices, Inc. (a)	284,109	34,317,526
Analog Devices, Inc.	86,922	18,467,448
Applied Materials, Inc.	144,330	23,472,388
Broadcom, Inc.	817,691	189,573,481
Enphase Energy, Inc. (a)	23,653	1,624,488
First Solar, Inc. (a) (b)	18,742	3,303,090
Intel Corp.	755,089	15,139,535
KLA Corp.	23,418	14,756,150
Lam Research Corp.	225,263	16,270,747
Microchip Technology, Inc.	94,015	5,391,760
Micron Technology, Inc.	194,110	16,336,298
Monolithic Power Systems, Inc.	8,540	5,053,118
NVIDIA Corp.	4,294,536	576,713,239
NXP Semiconductors NV	44,495	9,248,286
ON Semiconductor Corp. (a)	74,545	4,700,062
QUALCOMM, Inc.	194,505	29,879,858
Skyworks Solutions, Inc. (b)	27,961	2,479,582
Teradyne, Inc.	28,512	3,590,231
Texas Instruments, Inc.	159,704	29,946,097
		1,000,263,384
Software — 10.2%
Adobe, Inc. (a)	77,067	34,270,154
ANSYS, Inc. (a)	15,310	5,164,522
Autodesk, Inc. (a)	37,641	11,125,550
Security Description	Shares	Value
Software—(Continued)
Cadence Design Systems, Inc. (a)	48,016	$14,426,887
Crowdstrike Holdings, Inc. - Class A (a)	40,742	13,940,283
Fair Isaac Corp. (a)	4,263	8,487,335
Fortinet, Inc. (a)	111,373	10,522,521
Gen Digital, Inc.	94,935	2,599,320
Intuit, Inc.	49,072	30,841,752
Microsoft Corp.	1,301,646	548,643,789
Oracle Corp.	281,379	46,888,996
Palantir Technologies, Inc. - Class A (a)	358,866	27,141,036
Palo Alto Networks, Inc. (a) (b)	114,585	20,849,887
PTC, Inc. (a)	21,031	3,866,970
Roper Technologies, Inc.	18,773	9,759,144
Salesforce, Inc.	167,370	55,956,812
ServiceNow, Inc. (a)	36,065	38,233,228
Synopsys, Inc. (a)	26,894	13,053,272
Tyler Technologies, Inc. (a)	7,493	4,320,763
Workday, Inc. - Class A (a)	37,290	9,621,939
		909,714,160
Specialized REITs — 0.9%
American Tower Corp.	81,809	15,004,589
Crown Castle, Inc.	76,086	6,905,565
Digital Realty Trust, Inc. (b)	54,589	9,680,268
Equinix, Inc.	16,893	15,928,241
Extra Space Storage, Inc. (b)	37,112	5,551,955
Iron Mountain, Inc.	51,376	5,400,131
Public Storage	27,591	8,261,849
SBA Communications Corp.	18,824	3,836,331
VICI Properties, Inc.	184,557	5,390,910
Weyerhaeuser Co.	127,204	3,580,793
		79,540,632
Specialty Retail — 1.8%
AutoZone, Inc. (a) (b)	2,960	9,477,920
Best Buy Co., Inc.	34,209	2,935,132
CarMax, Inc. (a) (b)	27,122	2,217,495
Home Depot, Inc.	173,899	67,644,972
Lowe's Cos., Inc.	99,318	24,511,682
O'Reilly Automotive, Inc. (a)	10,107	11,984,881
Ross Stores, Inc.	58,082	8,786,064
TJX Cos., Inc.	197,459	23,855,022
Tractor Supply Co. (b)	94,308	5,003,982
Ulta Beauty, Inc. (a)	8,249	3,587,738
		160,004,888
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc.	2,646,370	662,703,976
Dell Technologies, Inc. - Class C (b)	53,776	6,197,146
Hewlett Packard Enterprise Co.	227,361	4,854,157
HP, Inc.	168,720	5,505,334
NetApp, Inc. (b)	35,851	4,161,584
Seagate Technology Holdings PLC (b)	37,033	3,196,318
Super Micro Computer, Inc. (a) (b)	88,164	2,687,239
Western Digital Corp. (a)	60,524	3,609,046
		692,914,800
See accompanying notes to financial statements.
BHFTII-304

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp. (a)	26,597	$5,401,585
Lululemon Athletica, Inc. (a) (b)	19,775	7,562,158
NIKE, Inc. - Class B	208,441	15,772,730
Ralph Lauren Corp.	7,041	1,626,330
Tapestry, Inc.	40,798	2,665,333
		33,028,136
Tobacco — 0.5%
Altria Group, Inc.	296,715	15,515,227
Philip Morris International, Inc.	272,209	32,760,353
		48,275,580
Trading Companies & Distributors — 0.3%
Fastenal Co.	100,296	7,212,285
United Rentals, Inc.	11,489	8,093,311
WW Grainger, Inc. (b)	7,759	8,178,374
		23,483,970
Water Utilities — 0.1%
American Water Works Co., Inc.	34,120	4,247,599
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	85,331	18,835,112
Total Common Stocks (Cost $3,062,917,222)		8,719,545,149

Mutual Funds—1.6%
Investment Company Securities — 1.6%
SPDR S&P 500 ETF Trust (Cost $142,312,545)	238,900	140,014,512

Short-Term Investments—0.5%
U.S. Treasury—0.5%
U.S. Treasury Bills
3.748%, 01/09/25 (e)	3,475,000	3,472,156
3.804%, 01/09/25 (e)	3,100,000	3,097,463
3.816%, 01/09/25 (e)	7,675,000	7,668,718
3.925%, 01/09/25 (e)	4,200,000	4,196,562
3.945%, 01/09/25 (e)	5,000,000	4,995,908
3.958%, 01/09/25 (e)	20,400,000	20,383,304
Total Short-Term Investments (Cost $43,807,865)		43,814,111

Securities Lending Reinvestments (f)—2.1%
Certificates of Deposit—0.3%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (g)	1,000,000	1,000,000
4.810%, SOFR + 0.350%, 07/14/25 (g)	1,000,000	999,998
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (g)	1,000,000	999,989
4.680%, SOFR + 0.310%, 03/19/25 (g)	2,000,000	1,999,985
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Barclays Bank PLC (NY)
4.840%, SOFR + 0.380%, 02/10/25 (g)	3,000,000	$3,000,198
Cooperatieve Rabobank UA
4.800%, SOFR + 0.340%, 07/30/25 (g)	2,000,000	2,002,260
Credit Industriel et Commercial
Zero Coupon, 05/12/25	2,000,000	1,967,340
Mitsubishi UFJ Trust & Banking Corp.
4.750%, SOFR + 0.220%, 01/27/25 (g)	1,000,000	999,999
Mizuho Bank Ltd.
4.690%, SOFR + 0.230%, 05/09/25 (g)	5,000,000	4,999,485
Royal Bank of Canada
4.710%, SOFR + 0.340%, 05/08/25 (g)	1,000,000	1,000,347
Standard Chartered Bank
4.730%, SOFR + 0.360%, 01/23/25 (g)	1,000,000	999,999
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (g)	2,000,000	2,000,044
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/25/25	2,000,000	1,986,240
Toronto-Dominion Bank
4.800%, SOFR + 0.340%, 05/09/25 (g)	1,000,000	999,983
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (g)	1,000,000	1,000,520
		25,956,387
Commercial Paper—0.1%
Chesham Finance Ltd./Chesham Finance LLC
4.330%, 01/03/25	4,000,000	3,999,519
Ionic Funding LLC
4.640%, 01/23/25	2,000,000	1,994,156
		5,993,675
Repurchase Agreements—1.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $10,002,473; collateralized by various Common Stock with an aggregate market value of $11,135,084	10,000,000	10,000,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $5,001,239; collateralized by various Common Stock with an aggregate market value of $5,567,542	5,000,000	5,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $5,001,253; collateralized by various Common Stock with an aggregate market value of $5,567,542	5,000,000	5,000,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $10,002,278; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $10,200,000	10,000,000	10,000,000
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $5,001,231; collateralized by U.S. Treasury Obligations at 3.875%, maturing 11/30/27, and an aggregate market value of $5,100,017	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTII-305

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (f)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $2,000,491; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $2,048,598	2,000,000	$2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $20,509,689; collateralized by various Common Stock with an aggregate market value of $22,000,003	20,000,000	20,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $8,509,454; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $8,677,522	8,507,374	8,507,374
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $5,001,256; collateralized by various Common Stock with an aggregate market value of $5,577,199	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $23,120,033; collateralized by various Common Stock with an aggregate market value of $25,765,270	23,100,000	23,100,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $4,627,562; collateralized by various Common Stock with an aggregate market value of $5,160,471	4,626,401	4,626,400
NatWest Markets Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $5,001,236; collateralized by U.S. Treasury Obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 03/15/27 - 07/31/29, and an aggregate market value of $5,101,261	5,000,000	5,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $10,252,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $10,455,014	10,250,000	10,250,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $15,976,305; collateralized by various Common Stock with an aggregate market value of $17,573,942	15,972,375	15,972,375
		129,456,149
Security Description	Principal Amount*/ Shares	Value
Time Deposits—0.1%
First Abu Dhabi Bank USA NV
4.320%, 01/02/25	5,000,000	$5,000,000
National Bank of Canada
4.400%, OBFR + 0.070%, 01/07/25 (g)	5,000,000	5,000,000
		10,000,000

Mutual Funds—0.2%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (h)	10,000,000	10,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (h)	10,000,000	10,000,000
		20,000,000
Total Securities Lending Reinvestments (Cost $191,404,080)		191,406,211
Total Investments—102.2% (Cost $3,440,441,712)		9,094,779,983
Other assets and liabilities (net)—(2.2)%		(195,272,359)
Net Assets—100.0%		$8,899,507,624

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $364,253,980 and the collateral received consisted of cash in the amount of $191,376,126 and non-cash collateral with a value of $181,050,210. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $22,852,800.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(h)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
See accompanying notes to financial statements.
BHFTII-306

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2024 is as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2024
MetLife, Inc.	$7,583,458	$602,701	$(1,489,455)	$688,090	$952,883	$8,337,677

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2024
MetLife, Inc.	$224,526	101,828
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,796,453,480	$0	$2,001,605,765
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(191,376,126)	$—	$—	$—	$(191,376,126)
Gross amount of recognized liabilities for securities lending transactions					$(191,376,126)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/21/25	150	USD	44,518,125	$(1,684,770)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$1,684,770

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

See accompanying notes to financial statements.
BHFTII-307

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Schedule of Investments as of December 31, 2024
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$6,141,288

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(2,324,721)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$30,930,928

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$8,719,545,149	$—	$—	$8,719,545,149
Total Mutual Funds*	140,014,512	—	—	140,014,512
Total Short-Term Investments*	—	43,814,111	—	43,814,111
Securities Lending Reinvestments
Certificates of Deposit	—	25,956,387	—	25,956,387
Commercial Paper	—	5,993,675	—	5,993,675
Repurchase Agreements	—	129,456,149	—	129,456,149
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	171,406,211	—	191,406,211
Total Investments	$8,879,559,661	$215,220,322	$—	$9,094,779,983
Collateral for Securities Loaned (Liability)	$—	$(191,376,126)	$—	$(191,376,126)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,684,770)	$—	$—	$(1,684,770)

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$3,530,134,494
Gross unrealized appreciation	5,765,140,586
Gross unrealized (depreciation)	(200,495,097)
Net unrealized appreciation (depreciation)	$5,564,645,489
See accompanying notes to financial statements.
BHFTII-308

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$9,086,442,306
Affiliated investments at value (c)	8,337,677
Cash	43,507
Receivable for:
Investments sold	3,539,602
Fund shares sold	379,266
Dividends and interest	5,933,972
Prepaid expenses	27,620
Total Assets	9,104,703,950
Liabilities
Collateral for securities loaned	191,376,126
Payable for:
Fund shares redeemed	10,068,751
Variation margin on futures contracts	172,480
Accrued Expenses:
Management fees	1,841,476
Distribution and service fees	475,716
Deferred trustees’ fees	226,660
Other expenses	1,035,117
Total Liabilities	205,196,326
Net Assets	$8,899,507,624
Net Assets Consist of:
Paid in surplus	$2,464,187,593
Distributable earnings (Accumulated losses)	6,435,320,031
Net Assets	$8,899,507,624
Net Assets
Class A	$6,650,008,644
Class B	2,063,494,016
Class D	45,629,382
Class E	130,408,423
Class G	9,967,159
Capital Shares Outstanding*
Class A	94,729,463
Class B	31,543,341
Class D	652,719
Class E	1,880,599
Class G	152,457
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$70.20
Class B	65.42
Class D	69.91
Class E	69.34
Class G	65.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,436,338,840.
(b)	Includes securities loaned at value of $364,253,980.
(c)	Identified cost of affiliated investments was $4,102,872.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$109,869,011
Dividends from affiliated investments	224,526
Interest	1,429,747
Securities lending income	535,576
Total investment income	112,058,860
Expenses
Management fees	20,084,508
Administration fees	313,888
Custodian and accounting fees	321,558
Distribution and service fees—Class B	5,189,984
Distribution and service fees—Class D	45,204
Distribution and service fees—Class E	197,189
Distribution and service fees—Class G	32,246
Audit and tax services	50,508
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	309,426
Insurance	64,732
Miscellaneous	995,885
Total expenses	27,724,912
Less management fee waiver	(1,030,070)
Net expenses	26,694,842
Net Investment Income	85,364,018
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	789,401,987
Affiliated investments	688,090
Futures contracts	6,141,288
Net realized gain (loss)	796,231,365
Net change in unrealized appreciation (depreciation) on:
Investments	843,541,095
Affiliated investments	952,883
Futures contracts	(2,324,721)
Net change in unrealized appreciation (depreciation)	842,169,257
Net realized and unrealized gain (loss)	1,638,400,622
Net Increase (Decrease) in Net Assets From Operations	$1,723,764,640

(a)	Net of foreign withholding taxes of $29,602.
See accompanying notes to financial statements.
BHFTII-309

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$85,364,018	$94,811,381
Net realized gain (loss)	796,231,365	490,312,211
Net change in unrealized appreciation (depreciation)	842,169,257	1,027,672,871
Increase (decrease) in net assets from operations	1,723,764,640	1,612,796,463
From Distributions to Shareholders
Class A	(410,262,383)	(394,921,310)
Class B	(155,761,066)	(157,894,581)
Class D	(3,213,729)	(3,308,461)
Class E	(9,424,870)	(9,782,094)
Class G	(754,733)	(947,670)
Total distributions	(579,416,781)	(566,854,116)
Increase (decrease) in net assets from capital share transactions	316,006,328	(176,414,570)
Total increase (decrease) in net assets	1,460,354,187	869,527,777
Net Assets
Beginning of period	7,439,153,437	6,569,625,660
End of period	$8,899,507,624	$7,439,153,437

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	13,696,708	$963,419,660	3,146,086	$173,762,587
Reinvestments	6,378,457	410,262,383	7,151,780	394,921,310
Redemptions	(12,006,738)	(801,407,309)	(11,660,749)	(651,362,161)
Net increase (decrease)	8,068,427	$572,274,734	(1,362,883)	$(82,678,264)
Class B
Sales	862,185	$53,482,764	1,168,610	$61,632,120
Reinvestments	2,595,153	155,761,066	3,048,158	157,894,581
Redemptions	(7,082,577)	(440,078,067)	(5,711,591)	(301,469,356)
Net increase (decrease)	(3,625,239)	$(230,834,237)	(1,494,823)	$(81,942,655)
Class D
Sales	4,544	$295,651	9,745	$546,381
Reinvestments	50,144	3,213,729	60,121	3,308,461
Redemptions	(139,519)	(9,083,513)	(91,609)	(5,150,935)
Net increase (decrease)	(84,831)	$(5,574,133)	(21,743)	$(1,296,093)
Class E
Sales	25,651	$1,699,401	34,261	$1,935,213
Reinvestments	148,213	9,424,870	179,028	9,782,094
Redemptions	(414,631)	(27,253,059)	(376,829)	(20,900,970)
Net increase (decrease)	(240,767)	$(16,128,788)	(163,540)	$(9,183,663)
Class G
Sales	1,641	$102,657	4,622	$245,670
Reinvestments	12,579	754,733	18,312	947,670
Redemptions	(74,381)	(4,588,638)	(47,849)	(2,507,235)
Net increase (decrease)	(60,161)	$(3,731,248)	(24,915)	$(1,313,895)
Increase (decrease) derived from capital shares transactions		$316,006,328		$(176,414,570)
See accompanying notes to financial statements.
BHFTII-310

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$60.66	$52.23	$71.87	$60.62	$56.03
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.75	0.80	0.82	0.77	0.87
Net realized and unrealized gain (loss)	13.76	12.29	(14.10)	15.72	8.22
Total income (loss) from investment operations	14.51	13.09	(13.28)	16.49	9.09
Less Distributions
Distributions from net investment income	(0.84)	(0.81)	(0.80)	(1.04)	(1.04)
Distributions from net realized capital gains	(4.13)	(3.85)	(5.56)	(4.20)	(3.46)
Total distributions	(4.97)	(4.66)	(6.36)	(5.24)	(4.50)
Net Asset Value, End of Period	$70.20	$60.66	$52.23	$71.87	$60.62
Total Return (%) (b)	24.67	25.94	(18.30)	28.36	18.10
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.26	0.26	0.27
Ratio of net investment income (loss) to average net assets (%)	1.13	1.42	1.40	1.17	1.63
Portfolio turnover rate (%)	22	11	10	12	13
Net assets, end of period (in millions)	$6,650.0	$5,256.7	$4,597.2	$6,147.5	$5,319.9

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$56.83	$49.18	$68.09	$57.69	$53.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.55	0.62	0.63	0.58	0.71
Net realized and unrealized gain (loss)	12.86	11.55	(13.35)	14.92	7.82
Total income (loss) from investment operations	13.41	12.17	(12.72)	15.50	8.53
Less Distributions
Distributions from net investment income	(0.69)	(0.67)	(0.63)	(0.90)	(0.91)
Distributions from net realized capital gains	(4.13)	(3.85)	(5.56)	(4.20)	(3.46)
Total distributions	(4.82)	(4.52)	(6.19)	(5.10)	(4.37)
Net Asset Value, End of Period	$65.42	$56.83	$49.18	$68.09	$57.69
Total Return (%) (b)	24.37	25.63	(18.51)	28.04	17.83
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.51	0.51	0.52
Ratio of net investment income (loss) to average net assets (%)	0.88	1.17	1.15	0.92	1.38
Portfolio turnover rate (%)	22	11	10	12	13
Net assets, end of period (in millions)	$2,063.5	$1,998.6	$1,803.1	$2,415.9	$2,158.0
Please see  page 313 for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-311

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Financial Highlights
Selected per share data
	Class D
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$60.43	$52.04	$71.62	$60.43	$55.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.68	0.74	0.75	0.70	0.82
Net realized and unrealized gain (loss)	13.71	12.25	(14.04)	15.66	8.19
Total income (loss) from investment operations	14.39	12.99	(13.29)	16.36	9.01
Less Distributions
Distributions from net investment income	(0.78)	(0.75)	(0.73)	(0.97)	(0.98)
Distributions from net realized capital gains	(4.13)	(3.85)	(5.56)	(4.20)	(3.46)
Total distributions	(4.91)	(4.60)	(6.29)	(5.17)	(4.44)
Net Asset Value, End of Period	$69.91	$60.43	$52.04	$71.62	$60.43
Total Return (%) (b)	24.57	25.80	(18.38)	28.23	17.99
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.36	0.37
Ratio of net investment income (loss) to average net assets (%)	1.03	1.32	1.29	1.07	1.54
Portfolio turnover rate (%)	22	11	10	12	13
Net assets, end of period (in millions)	$45.6	$44.6	$39.5	$55.8	$48.1

	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$59.98	$51.68	$71.17	$60.08	$55.56
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.64	0.71	0.72	0.67	0.79
Net realized and unrealized gain (loss)	13.60	12.16	(13.96)	15.57	8.14
Total income (loss) from investment operations	14.24	12.87	(13.24)	16.24	8.93
Less Distributions
Distributions from net investment income	(0.75)	(0.72)	(0.69)	(0.95)	(0.95)
Distributions from net realized capital gains	(4.13)	(3.85)	(5.56)	(4.20)	(3.46)
Total distributions	(4.88)	(4.57)	(6.25)	(5.15)	(4.41)
Net Asset Value, End of Period	$69.34	$59.98	$51.68	$71.17	$60.08
Total Return (%) (b)	24.49	25.74	(18.43)	28.17	17.93
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.41	0.41	0.42
Ratio of net investment income (loss) to average net assets (%)	0.98	1.27	1.25	1.02	1.48
Portfolio turnover rate (%)	22	11	10	12	13
Net assets, end of period (in millions)	$130.4	$127.2	$118.1	$159.6	$143.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-312

Brighthouse Funds Trust II
MetLife Stock Index Portfolio
Financial Highlights
Selected per share data
	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$56.76	$49.11	$67.87	$57.51	$53.39
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.51	0.59	0.60	0.54	0.68
Net realized and unrealized gain (loss)	12.86	11.53	(13.31)	14.89	7.78
Total income (loss) from investment operations	13.37	12.12	(12.71)	15.43	8.46
Less Distributions
Distributions from net investment income	(0.62)	(0.62)	(0.49)	(0.87)	(0.88)
Distributions from net realized capital gains	(4.13)	(3.85)	(5.56)	(4.20)	(3.46)
Total distributions	(4.75)	(4.47)	(6.05)	(5.07)	(4.34)
Net Asset Value, End of Period	$65.38	$56.76	$49.11	$67.87	$57.51
Total Return (%) (b)	24.31	25.56	(18.55)	27.99	17.74
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.56	0.57
Ratio of net investment income (loss) to average net assets (%)	0.83	1.12	1.09	0.87	1.33
Portfolio turnover rate (%)	22	11	10	12	13
Net assets, end of period (in millions)	$10.0	$12.1	$11.7	$17.2	$23.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-313

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—59.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.5%
Boeing Co. (a)	13,877	$2,456,229
General Dynamics Corp.	10,047	2,647,284
L3Harris Technologies, Inc.	17,380	3,654,666
		8,758,179
Automobile Components — 1.4%
Aptiv PLC (a)	75,810	4,584,989
Lear Corp. (b)	40,237	3,810,444
		8,395,433
Banks — 4.2%
Bank of America Corp.	214,036	9,406,882
JPMorgan Chase & Co.	33,047	7,921,696
PNC Financial Services Group, Inc.	20,414	3,936,840
Truist Financial Corp.	46,617	2,022,246
Wells Fargo & Co.	21,101	1,482,134
		24,769,798
Beverages — 0.8%
Constellation Brands, Inc. - Class A	10,642	2,351,882
Diageo PLC	67,455	2,143,506
		4,495,388
Building Products — 2.6%
Johnson Controls International PLC	113,789	8,981,366
Masco Corp.	90,047	6,534,711
		15,516,077
Capital Markets — 7.1%
Cboe Global Markets, Inc.	8,581	1,676,727
Charles Schwab Corp.	182,365	13,496,834
CME Group, Inc.	15,833	3,676,898
Goldman Sachs Group, Inc.	21,413	12,261,512
Morgan Stanley	29,171	3,667,378
Northern Trust Corp.	71,551	7,333,977
		42,113,326
Chemicals — 2.1%
Air Products & Chemicals, Inc.	5,925	1,718,487
Axalta Coating Systems Ltd. (a)	86,648	2,965,095
DuPont de Nemours, Inc.	41,952	3,198,840
PPG Industries, Inc.	36,285	4,334,243
		12,216,665
Construction Materials — 0.2%
Summit Materials, Inc. - Class A (a)	21,660	1,095,996
Consumer Staples Distribution & Retail — 0.3%
Target Corp. (b)	8,537	1,154,032
U.S. Foods Holding Corp. (a)	13,877	936,142
		2,090,174
Distributors — 0.6%
LKQ Corp.	91,271	3,354,209
Security Description	Shares	Value
Electric Utilities — 2.5%
Duke Energy Corp.	43,044	$4,637,561
Exelon Corp.	56,164	2,114,013
PG&E Corp.	292,433	5,901,298
Southern Co.	29,336	2,414,939
		15,067,811
Electrical Equipment — 1.1%
Eaton Corp. PLC	9,345	3,101,325
Regal Rexnord Corp. (b)	20,704	3,211,812
		6,313,137
Entertainment — 0.6%
Electronic Arts, Inc. (b)	14,087	2,060,928
Warner Bros Discovery, Inc. (a) (b)	140,705	1,487,252
		3,548,180
Financial Services — 1.3%
Fidelity National Information Services, Inc.	37,434	3,023,544
Fiserv, Inc. (a)	23,999	4,929,875
		7,953,419
Food Products — 0.2%
Archer-Daniels-Midland Co. (b)	21,330	1,077,592
Ground Transportation — 1.0%
Union Pacific Corp.	25,736	5,868,837
Health Care Equipment & Supplies — 3.1%
Becton Dickinson & Co.	38,006	8,622,421
Medtronic PLC	121,985	9,744,162
		18,366,583
Health Care Providers & Services — 2.6%
Cigna Group	30,697	8,476,670
McKesson Corp.	9,807	5,589,107
Quest Diagnostics, Inc.	8,657	1,305,995
		15,371,772
Hotels, Restaurants & Leisure — 0.3%
Booking Holdings, Inc.	222	1,102,989
Wendy's Co.	57,462	936,631
		2,039,620
Household Durables — 0.1%
Mohawk Industries, Inc. (a)	6,154	733,126
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	16,706	3,773,718
Insurance — 4.2%
Aon PLC - Class A	23,560	8,461,810
Chubb Ltd.	24,825	6,859,147
Principal Financial Group, Inc.	13,472	1,042,868
Travelers Cos., Inc.	9,069	2,184,631
See accompanying notes to financial statements.
BHFTII-314

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Insurance—(Continued)
Willis Towers Watson PLC (b)	19,733	$6,181,165
		24,729,621
Interactive Media & Services — 0.7%
Alphabet, Inc. - Class A	21,176	4,008,617
IT Services — 1.3%
Accenture PLC - Class A	9,415	3,312,103
Amdocs Ltd.	23,859	2,031,355
Cognizant Technology Solutions Corp. - Class A	28,262	2,173,348
		7,516,806
Life Sciences Tools & Services — 0.5%
ICON PLC (a)	13,940	2,923,357
Machinery — 0.4%
Stanley Black & Decker, Inc.	29,355	2,356,913
Media — 2.3%
Comcast Corp. - Class A	214,927	8,066,211
Omnicom Group, Inc. (b)	68,429	5,887,631
		13,953,842
Metals & Mining — 0.2%
Glencore PLC (a)	220,809	970,869
Multi-Utilities — 0.7%
Dominion Energy, Inc.	14,768	795,404
National Grid PLC	293,329	3,476,031
		4,271,435
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	10,969	1,588,750
ConocoPhillips	65,603	6,505,850
Exxon Mobil Corp.	42,614	4,583,988
Hess Corp.	54,732	7,279,903
Suncor Energy, Inc.	99,224	3,541,816
		23,500,307
Personal Care Products — 1.4%
Kenvue, Inc.	404,418	8,634,324
Pharmaceuticals — 3.6%
Johnson & Johnson	59,844	8,654,639
Organon & Co. (b)	38,626	576,300
Pfizer, Inc.	347,843	9,228,275
Roche Holding AG	10,211	2,858,142
		21,317,356
Professional Services — 0.8%
Dun & Bradstreet Holdings, Inc. (b)	383,774	4,781,824
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	148,080	2,969,004
NXP Semiconductors NV	22,697	4,717,572
		7,686,576
Security Description	Shares/ Principal Amount*	Value
Software — 1.5%
Microsoft Corp.	21,266	$8,963,619
Tobacco — 1.4%
Altria Group, Inc.	37,638	1,968,091
Philip Morris International, Inc.	52,792	6,353,517
		8,321,608
Wireless Telecommunication Services — 0.7%
T-Mobile U.S., Inc.	17,774	3,923,255
Total Common Stocks (Cost $274,954,435)		350,779,369

U.S. Treasury & Government Agencies—18.4%
Agency Sponsored Mortgage-Backed — 11.5%
Federal Home Loan Mortgage Corp.
1.500%, 03/01/51	98,745	73,418
1.500%, 10/01/51	162,272	120,247
2.000%, 02/01/42	421,704	349,803
2.000%, 12/01/50	90,936	71,368
2.000%, 08/01/51	460,996	361,775
2.000%, 11/01/51	209,689	165,366
2.000%, 02/01/52	967,593	758,411
2.000%, 03/01/52	2,048,520	1,598,974
2.500%, 04/01/37	166,987	151,661
2.500%, 04/01/48	57,175	47,762
2.500%, 10/01/51	260,355	214,946
2.500%, 12/01/51	2,229,476	1,820,613
2.500%, 03/01/52	217,702	178,685
2.500%, 04/01/52	496,742	406,162
2.500%, 05/01/52	1,624,948	1,326,212
2.500%, 06/01/52	207,194	169,094
2.500%, 07/01/52	289,146	235,977
2.500%, 09/01/52	56,835	46,378
3.000%, 01/01/38	163,265	148,933
3.000%, 10/01/42	199,379	176,134
3.000%, 04/01/43	500,918	442,530
3.000%, 05/01/43	419,612	370,613
3.000%, 05/01/46	175,751	153,099
3.000%, 10/01/46	396,876	345,375
3.000%, 11/01/46	421,000	366,054
3.000%, 03/01/48	35,713	30,955
3.000%, 07/01/50	17,357	15,039
3.000%, 03/01/52	33,761	28,735
3.000%, 04/01/52	154,409	131,522
3.000%, 05/01/52	355,681	302,217
3.000%, 06/01/52	746,784	635,265
3.500%, 11/01/37	111,600	105,014
3.500%, 02/01/42	165,601	151,090
3.500%, 04/01/42	99,140	90,489
3.500%, 12/01/42	299,407	273,173
3.500%, 04/01/43	38,585	35,207
3.500%, 07/01/43	14,520	13,223
3.500%, 08/01/43	178,370	162,008
3.500%, 12/01/45	96,612	86,821
3.500%, 12/01/46	463,498	416,142
See accompanying notes to financial statements.
BHFTII-315

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 05/01/52	87,807	$78,450
3.500%, 06/01/52	264,754	234,367
3.500%, 04/01/53	483,376	427,767
4.000%, 08/01/37	30,199	29,021
4.000%, 11/01/40	136,401	128,863
4.000%, 01/01/41	289,385	273,391
4.000%, 04/01/44	105,061	97,907
4.000%, 08/01/47	170,431	157,469
4.500%, 04/01/35	11,062	10,700
4.500%, 03/01/39	194,124	189,904
4.500%, 07/01/39	50,741	49,259
4.500%, 09/01/39	27,296	26,498
4.500%, 10/01/39	15,840	15,377
4.500%, 12/01/39	25,585	24,838
4.500%, 05/01/42	46,353	45,000
4.500%, 10/01/52	452,642	426,610
5.000%, 09/01/33	41,477	41,346
5.000%, 03/01/34	13,225	13,135
5.000%, 04/01/34	7,774	7,721
5.000%, 08/01/35	7,989	7,935
5.000%, 10/01/35	23,553	23,368
5.000%, 11/01/35	17,914	17,823
5.000%, 12/01/36	11,731	11,659
5.000%, 07/01/39	80,900	80,719
5.000%, 08/01/52	481,724	466,786
5.000%, 02/01/53	696,581	677,004
5.000%, 09/01/53	92,366	89,268
5.500%, 12/01/33	53,501	53,664
5.500%, 01/01/34	37,144	37,448
5.500%, 04/01/34	5,786	5,831
5.500%, 11/01/34	7,803	7,867
5.500%, 05/01/35	3,098	3,139
5.500%, 09/01/35	5,782	5,807
5.500%, 10/01/35	14,731	14,852
5.500%, 03/01/53	469,684	464,749
5.500%, 04/01/53	169,514	169,247
6.000%, 04/01/34	29,624	30,162
6.000%, 07/01/34	13,815	14,156
6.000%, 08/01/34	64,403	66,145
6.000%, 09/01/34	1,807	1,829
6.000%, 07/01/35	10,178	10,566
6.000%, 08/01/35	12,169	12,626
6.000%, 11/01/35	13,737	14,262
6.000%, 03/01/36	11,811	11,998
6.000%, 10/01/36	5,849	5,976
6.000%, 05/01/37	28,973	30,173
6.000%, 06/01/37	6,566	6,708
6.000%, 12/01/52	97,756	99,887
6.500%, 05/01/34	6,844	7,057
6.500%, 06/01/34	18,720	19,365
6.500%, 08/01/34	7,894	8,066
6.500%, 10/01/34	17,832	18,417
6.500%, 11/01/34	30,794	31,801
6.500%, 05/01/37	13,060	13,501
6.500%, 07/01/37	12,479	12,949
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
6.500%, 05/01/54	20,926	$21,359
Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates
0.195%, 11/25/27 (c) (d)	5,207,000	29,097
0.246%, 12/25/27 (c) (d)	3,235,000	24,500
0.279%, 09/25/27 (c) (d)	3,341,000	27,765
0.281%, 11/25/27 (c) (d)	3,516,612	22,571
0.291%, 11/25/32 (c) (d)	2,581,631	41,825
0.292%, 12/25/27 (c) (d)	3,579,000	31,656
0.319%, 11/25/27 (c) (d)	3,179,517	26,165
0.324%, 01/25/31 (c) (d)	1,562,615	23,657
0.326%, 08/25/27 (c) (d)	3,107,000	27,787
0.349%, 11/25/31 (c) (d)	2,325,421	46,936
0.363%, 12/25/27 (c) (d)	5,401,024	50,884
0.412%, 08/25/27 (c) (d)	1,979,052	18,971
0.497%, 12/25/31 (c) (d)	2,074,891	59,673
0.507%, 08/25/31 (c) (d)	483,651	13,292
0.513%, 03/25/31 (c) (d)	1,253,948	31,568
0.536%, 09/25/31 (c) (d)	1,578,796	48,589
0.564%, 07/25/27 (c) (d)	3,665,016	44,233
0.567%, 12/25/31 (c) (d)	3,517,256	113,439
0.641%, 06/25/27 (c) (d)	4,356,000	70,838
0.732%, 03/25/31 (c) (d)	539,591	21,172
0.741%, 06/25/27 (c) (d)	1,370,847	20,032
0.780%, 01/25/31 (c) (d)	658,188	26,827
0.855%, 09/25/31 (c) (d)	453,515	21,451
0.936%, 01/25/31 (c) (d)	441,180	21,214
0.938%, 07/25/31 (c) (d)	361,575	19,106
1.080%, 11/25/30 (c) (d)	400,945	21,821
1.088%, 07/25/29 (c) (d)	252,979	10,445
1.139%, 08/25/29 (c) (d)	1,566,726	68,323
1.169%, 09/25/30 (c) (d)	229,735	13,201
1.215%, 05/25/31 (c) (d)	240,722	15,589
1.341%, 06/25/30 (c) (d)	396,103	24,717
1.598%, 08/25/30 (c) (d)	357,560	27,160
1.666%, 05/25/30 (c) (d)	384,386	29,795
1.798%, 04/25/30 (c) (d)	300,000	24,332
1.798%, 05/25/30 (c) (d)	1,002,928	82,844
1.868%, 04/25/30 (c) (d)	808,011	67,990
Federal Home Loan Mortgage Corp. REMICS
3.000%, 07/15/39	28,626	26,929
3.500%, 08/15/42	117,449	108,007
4.500%, 12/15/40 (c)	6,015	557
5.000%, 01/15/40	38,411	38,632
5.500%, 02/15/36 (c)	13,274	2,236
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	91,582	76,706
3.500%, 10/25/58	150,829	139,319
Federal National Mortgage Association
1.500%, 02/01/42	29,201	23,062
1.500%, 09/01/51	923,439	684,558
1.500%, 10/01/51	468,453	347,107
2.000%, 12/01/36	67,045	59,310
2.000%, 02/01/42	612,269	508,204
See accompanying notes to financial statements.
BHFTII-316

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.000%, 03/01/42	381,880	$316,500
2.000%, 04/01/42	647,796	536,091
2.000%, 08/01/50	203,520	159,746
2.000%, 01/01/51	46,255	36,461
2.000%, 02/01/51	76,217	60,292
2.000%, 04/01/51	170,584	133,780
2.000%, 10/01/51	68,695	53,726
2.000%, 12/01/51	61,431	48,007
2.000%, 02/01/52	1,497,187	1,167,938
2.000%, 03/01/52	3,242,460	2,528,201
2.000%, 04/01/52	759,551	594,871
2.000%, 07/01/52	107,513	84,032
2.500%, 11/01/31	13,764	12,982
2.500%, 10/01/36	106,013	96,354
2.500%, 07/01/37	218,253	198,896
2.500%, 03/01/42	294,610	251,207
2.500%, 04/01/42	467,139	397,738
2.500%, 01/01/50	438,301	361,463
2.500%, 02/01/50	170,412	141,219
2.500%, 03/01/50	236,712	195,375
2.500%, 06/01/50	32,392	26,938
2.500%, 07/01/50	336,051	279,628
2.500%, 10/01/50	297,170	246,658
2.500%, 02/01/51	276,961	227,306
2.500%, 05/01/51	1,292,005	1,054,605
2.500%, 06/01/51	890,021	726,725
2.500%, 08/01/51	111,329	91,801
2.500%, 09/01/51	319,058	260,127
2.500%, 10/01/51	43,271	35,392
2.500%, 12/01/51	971,303	797,505
2.500%, 01/01/52	840,920	692,526
2.500%, 02/01/52	242,349	197,877
2.500%, 03/01/52	554,762	458,315
2.500%, 04/01/52	644,931	527,590
2.500%, 05/01/52	353,692	290,537
2.500%, 06/01/52	21,884	17,873
2.500%, 07/01/52	604,174	492,694
3.000%, 11/01/28	26,139	25,448
3.000%, 09/01/30	19,327	18,615
3.000%, 12/01/31	333,634	319,566
3.000%, 08/01/33	13,788	13,090
3.000%, 10/01/33	361,013	339,582
3.000%, 12/01/33	30,234	28,712
3.000%, 07/01/37	47,763	43,633
3.000%, 11/01/37	84,878	77,455
3.000%, 09/01/46	72,678	63,160
3.000%, 04/01/51	22,478	19,256
3.000%, 06/01/51	99,582	86,224
3.000%, 12/01/51	588,115	505,476
3.000%, 01/01/52	269,180	232,316
3.000%, 03/01/52	1,044,574	889,663
3.000%, 05/01/52	942,607	802,002
3.000%, 07/01/52	353,973	301,251
3.000%, 08/01/52	313,727	267,031
3.000%, 09/01/52	23,478	20,048
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.500%, 04/01/38	79,740	$74,576
3.500%, 11/01/41	21,938	19,957
3.500%, 01/01/42	201,273	183,442
3.500%, 01/01/43	74,903	68,169
3.500%, 04/01/43	257,863	234,563
3.500%, 05/01/43	216,160	196,731
3.500%, 07/01/43	310,084	281,760
3.500%, 08/01/43	123,255	112,199
3.500%, 09/01/43	438,559	398,583
3.500%, 02/01/45	360,980	327,340
3.500%, 09/01/45	295,749	265,690
3.500%, 10/01/45	245,575	221,504
3.500%, 01/01/46	87,968	79,417
3.500%, 05/01/46	93,566	84,266
3.500%, 07/01/46	315,040	283,394
3.500%, 03/01/52	118,681	105,050
3.500%, 05/01/52	193,039	170,846
3.500%, 02/01/53	238,630	213,064
4.000%, 09/01/40	215,941	203,745
4.000%, 11/01/40	63,527	59,939
4.000%, 12/01/40	142,331	133,569
4.000%, 02/01/41	78,219	73,799
4.000%, 06/01/41	144,869	136,686
4.000%, 11/01/41	65,379	61,686
4.000%, 01/01/42	445,644	419,518
4.000%, 04/01/42	42,257	39,726
4.000%, 10/01/42	54,298	51,068
4.000%, 12/01/42	55,218	51,840
4.000%, 01/01/43	69,266	65,201
4.000%, 04/01/43	14,521	13,688
4.000%, 05/01/43	127,381	119,548
4.000%, 06/01/43	58,365	55,068
4.000%, 07/01/43	47,387	44,429
4.000%, 04/01/44	34,214	32,155
4.000%, 05/01/44	117,174	110,069
4.000%, 11/01/44	42,530	39,573
4.000%, 06/01/47	145,145	135,133
4.000%, 03/01/53	554,950	507,917
4.000%, 05/01/53	583,961	534,385
4.500%, 08/01/33	37,695	37,028
4.500%, 03/01/34	102,860	100,697
4.500%, 07/01/38	202,854	198,446
4.500%, 01/01/40	32,391	31,343
4.500%, 08/01/40	8,232	7,981
4.500%, 02/01/41	51,791	50,211
4.500%, 04/01/41	121,239	117,538
4.500%, 11/01/42	29,612	28,709
4.500%, 01/01/43	75,369	73,069
4.500%, 04/01/44	466,623	452,390
4.500%, 06/01/44	42,749	41,374
4.500%, 09/01/52	390,530	369,124
5.000%, 03/01/26	71,267	71,570
5.000%, 11/01/33	20,929	20,834
5.000%, 03/01/34	18,296	18,200
5.000%, 05/01/34	6,004	5,955
See accompanying notes to financial statements.
BHFTII-317

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.000%, 08/01/34	7,227	$7,168
5.000%, 09/01/34	28,660	28,426
5.000%, 06/01/35	19,715	19,548
5.000%, 07/01/35	59,154	58,695
5.000%, 08/01/35	19,433	19,276
5.000%, 09/01/35	12,440	12,342
5.000%, 10/01/35	50,745	50,325
5.000%, 07/01/39	24,834	24,746
5.000%, 10/01/39	32,934	32,842
5.000%, 11/01/39	14,729	14,677
5.000%, 11/01/40	23,112	23,007
5.000%, 03/01/41	17,921	17,827
5.000%, 02/01/53	390,571	377,912
5.500%, 02/01/33	1,324	1,333
5.500%, 05/01/33	560	563
5.500%, 06/01/33	43,062	43,163
5.500%, 07/01/33	33,845	34,105
5.500%, 11/01/33	21,017	21,195
5.500%, 01/01/34	19,714	19,810
5.500%, 02/01/34	29,778	29,936
5.500%, 03/01/34	12,532	12,592
5.500%, 04/01/34	12,385	12,442
5.500%, 05/01/34	68,131	68,353
5.500%, 06/01/34	94,093	94,745
5.500%, 07/01/34	20,949	21,102
5.500%, 09/01/34	108,998	110,020
5.500%, 10/01/34	97,647	98,064
5.500%, 11/01/34	149,693	150,998
5.500%, 12/01/34	46,606	47,181
5.500%, 01/01/35	80,651	81,602
5.500%, 04/01/35	22,630	22,887
5.500%, 09/01/35	58,742	59,435
5.500%, 11/01/52	1,329,928	1,314,683
5.500%, 11/01/53	481,661	475,749
6.000%, 02/01/32	27,420	28,152
6.000%, 03/01/34	6,842	6,978
6.000%, 04/01/34	71,654	73,266
6.000%, 06/01/34	70,900	72,601
6.000%, 07/01/34	39,120	40,081
6.000%, 08/01/34	62,047	63,259
6.000%, 10/01/34	25,071	25,550
6.000%, 11/01/34	15,603	15,912
6.000%, 12/01/34	3,677	3,735
6.000%, 08/01/35	4,630	4,693
6.000%, 09/01/35	12,304	12,718
6.000%, 10/01/35	26,456	27,210
6.000%, 12/01/35	26,686	27,445
6.000%, 02/01/36	37,417	38,184
6.000%, 04/01/36	15,105	15,415
6.000%, 06/01/36	2,543	2,629
6.000%, 07/01/37	20,344	20,796
6.000%, 02/01/53	118,703	122,541
6.000%, 02/01/54	187,239	188,395
6.000%, 03/01/54	524,829	527,424
6.000%, 04/01/54	480,755	483,133
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
6.500%, 06/01/31	5,483	$5,639
6.500%, 09/01/31	9,631	9,828
6.500%, 02/01/32	4,020	4,103
6.500%, 07/01/32	18,509	19,150
6.500%, 08/01/32	11,551	11,787
6.500%, 01/01/33	9,344	9,545
6.500%, 04/01/34	24,007	24,708
6.500%, 06/01/34	6,110	6,301
6.500%, 04/01/36	8,967	9,236
6.500%, 05/01/36	13,505	13,943
6.500%, 02/01/37	32,018	33,191
6.500%, 05/01/37	4,534	4,651
6.500%, 07/01/37	13,548	13,968
6.500%, 12/01/53	116,777	119,229
6.500%, 06/01/54	892,527	911,049
7.000%, 12/01/53	351,790	365,231
Federal National Mortgage Association REMICS
2.000%, 05/25/44	343	342
2.000%, 04/25/46	44,425	40,538
3.000%, 02/25/33 (c)	50,703	3,850
3.250%, 05/25/40	20,910	19,505
4.000%, 10/25/40	29,266	28,437
4.000%, 07/25/46 (c)	74,664	13,954
5.000%, 03/25/25	52	52
Government National Mortgage Association
2.000%, 11/20/50	332,518	266,565
2.000%, 01/20/52	1,050,376	841,402
2.500%, 08/20/51	237,208	198,236
2.500%, 09/20/51	965,470	806,847
2.500%, 02/20/52	947,385	791,702
3.000%, 04/20/45	70,554	62,466
3.000%, 04/20/46	31,971	28,159
3.000%, 08/20/46	35,134	30,930
3.000%, 09/20/46	79,648	70,076
3.000%, 11/20/47	376,167	330,410
3.000%, 01/20/48	528,316	463,474
3.000%, 02/20/48	31,481	27,653
3.000%, 04/20/48	10,724	9,423
3.000%, 11/20/51	149,063	129,346
3.000%, 05/20/52	331,005	287,187
3.000%, 06/20/52	730,838	634,090
3.000%, 11/20/52	405,414	351,996
3.500%, 12/15/41	181,506	166,611
3.500%, 02/15/42	27,706	25,408
3.500%, 06/20/43	181,825	166,202
3.500%, 07/20/43	227,918	208,323
3.500%, 11/20/47	30,741	27,818
3.500%, 03/20/48	356,776	322,098
3.500%, 06/20/52	518,417	463,658
3.500%, 09/20/52	113,312	101,343
4.000%, 01/20/41	197,814	187,456
4.000%, 02/20/41	49,245	46,667
4.000%, 04/20/41	39,356	37,295
4.000%, 02/20/42	51,361	48,672
4.000%, 07/20/52	191,756	176,725
See accompanying notes to financial statements.
BHFTII-318

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
4.000%, 09/20/52	86,347	$79,632
4.000%, 10/20/52	527,282	485,949
4.500%, 07/20/33	2,823	2,763
4.500%, 09/15/33	17,651	17,295
4.500%, 09/20/33	2,198	2,148
4.500%, 12/20/34	1,447	1,406
4.500%, 03/20/35	9,984	9,703
4.500%, 11/15/39	40,363	39,115
4.500%, 03/15/40	70,968	68,541
4.500%, 04/15/40	71,082	68,125
4.500%, 06/15/40	23,856	22,855
4.500%, 01/20/41	55,930	54,281
4.500%, 09/20/52	1,322,217	1,252,422
4.500%, 11/20/52	590,933	559,588
4.500%, 12/20/52	641,152	607,143
5.000%, 07/20/33	7,904	7,833
5.000%, 03/15/34	6,650	6,632
5.000%, 06/15/34	16,987	16,942
5.000%, 12/15/34	2,273	2,249
5.000%, 06/15/35	5,148	5,142
5.000%, 01/20/53	42,924	41,665
5.000%, 03/20/53	482,532	469,266
5.000%, 05/20/53	1,307,525	1,270,972
5.500%, 11/15/32	28,734	29,244
5.500%, 08/15/33	34,719	35,038
5.500%, 12/15/33	32,366	32,876
5.500%, 09/15/34	20,148	20,133
5.500%, 10/15/35	6,424	6,539
5.500%, 02/20/53	505,281	502,664
5.500%, 05/20/54	1,178,921	1,170,554
6.000%, 12/15/28	6,803	6,938
6.000%, 12/15/31	4,287	4,401
6.000%, 03/15/32	687	695
6.000%, 10/15/32	43,303	45,043
6.000%, 01/15/33	240	249
6.000%, 02/15/33	804	817
6.000%, 04/15/33	43,661	45,091
6.000%, 08/15/33	342	349
6.000%, 07/15/34	17,180	17,384
6.000%, 09/15/34	13,787	14,171
6.000%, 01/20/35	11,129	11,565
6.000%, 02/20/35	5,472	5,686
6.000%, 04/20/35	9,998	10,389
6.000%, 01/15/38	39,129	40,479
6.500%, 05/20/54	289,104	294,212
7.000%, 12/20/53	42,873	44,037
Government National Mortgage Association REMICS
4.000%, 07/20/41	40,201	38,142
4.500%, 09/20/41	25,967	25,647
4.585%, 1M TSFR + 0.214%, 09/20/41 (d)	224,726	218,045
5.755%, SOFR30A + 1.150%, 03/20/64 (d)	144,835	145,733
		68,438,769
Security Description	Principal Amount*	Value
U.S. Treasury — 6.9%
U.S. Treasury Bonds
1.875%, 11/15/51	650,000	$358,502
2.250%, 08/15/46	11,800,000	7,617,613
2.250%, 02/15/52	2,200,000	1,333,728
2.500%, 02/15/45	68,000	47,180
2.875%, 05/15/43	2,550,000	1,931,409
2.875%, 11/15/46	2,439,000	1,771,934
4.000%, 11/15/42	900,000	809,798
4.000%, 11/15/52	1,100,000	958,220
4.125%, 08/15/53	1,100,000	979,708
4.250%, 02/15/54	3,420,000	3,119,896
4.500%, 02/15/44	400,000	381,788
4.750%, 11/15/43	1,200,000	1,184,851
4.750%, 11/15/53	3,200,000	3,165,741
U.S. Treasury Notes
4.500%, 04/15/27 (e)	13,500,000	13,567,722
4.500%, 05/31/29	3,860,000	3,878,445
		41,106,535
Total U.S. Treasury & Government Agencies (Cost $120,567,703)		109,545,304

Corporate Bonds & Notes—13.4%
Aerospace/Defense — 0.1%
BAE Systems PLC
3.400%, 04/15/30 (144A)	336,000	309,923
Boeing Co.
5.805%, 05/01/50	248,000	230,678
6.858%, 05/01/54	217,000	230,638
		771,239
Agriculture — 0.4%
BAT International Finance PLC
4.448%, 03/16/28 (b)	1,361,000	1,339,067
Philip Morris International, Inc.
5.125%, 11/17/27 (b)	250,000	253,007
5.125%, 02/15/30	301,000	302,590
5.625%, 11/17/29 (b)	108,000	111,242
5.750%, 11/17/32 (b)	476,000	489,449
		2,495,355
Auto Manufacturers — 0.1%
Stellantis Finance U.S., Inc.
2.691%, 09/15/31 (144A) (b)	1,012,000	830,584
Banks — 2.9%
Bank of America Corp.
2.572%, SOFR + 1.210%, 10/20/32 (d)	961,000	810,864
Barclays PLC
2.894%, 1Y H15 + 1.300%, 11/24/32 (b) (d)	259,000	218,710
7.437%, 1Y H15 + 3.500%, 11/02/33 (d)	774,000	851,557
Deutsche Bank AG
2.311%, SOFR + 1.219%, 11/16/27 (d)	258,000	245,225
6.720%, SOFR + 3.180%, 01/18/29 (b) (d)	628,000	652,072
7.146%, SOFR + 2.520%, 07/13/27 (d)	239,000	246,294
See accompanying notes to financial statements.
BHFTII-319

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc.
2.383%, SOFR + 1.248%, 07/21/32 (d)	891,000	$742,561
2.600%, 02/07/30	667,000	590,824
HSBC Holdings PLC
4.000%, 5Y H15 + 3.222%, 03/09/26 (d)	200,000	195,029
4.700%, 5Y H15 + 3.250%, 03/09/31 (d)	332,000	292,541
JPMorgan Chase & Co.
2.545%, SOFR + 1.180%, 11/08/32 (b) (d)	1,450,000	1,223,099
2.963%, SOFR + 1.260%, 01/25/33 (d)	555,000	479,727
3.897%, 3M TSFR + 1.482%, 01/23/49 (d)	320,000	246,531
5.766%, SOFR + 1.490%, 04/22/35 (d)	833,000	852,084
Macquarie Group Ltd.
4.442%, SOFR + 2.405%, 06/21/33 (144A) (b) (d)	1,713,000	1,602,368
Mitsubishi UFJ Financial Group, Inc.
2.852%, 1Y H15 + 1.100%, 01/19/33 (d)	920,000	789,402
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	718,000	637,950
2.943%, SOFR + 1.290%, 01/21/33 (b) (d)	919,000	787,370
Northern Trust Corp.
6.125%, 11/02/32 (b)	761,000	802,802
Sumitomo Mitsui Financial Group, Inc.
2.472%, 01/14/29 (b)	1,536,000	1,396,932
UBS Group AG
2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (d)	1,883,000	1,552,878
Wells Fargo & Co.
3.350%, SOFR + 1.500%, 03/02/33 (b) (d)	2,054,000	1,800,634
		17,017,454
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	208,000	188,076
8.000%, 11/15/39 (b)	868,000	1,078,700
Diageo Capital PLC
2.375%, 10/24/29 (b)	835,000	748,243
Keurig Dr. Pepper, Inc.
3.200%, 05/01/30 (b)	93,000	85,057
		2,100,076
Building Materials — 0.2%
Martin Marietta Materials, Inc.
2.500%, 03/15/30 (b)	56,000	49,543
Masco Corp.
2.000%, 02/15/31 (b)	1,141,000	952,226
Vulcan Materials Co.
3.500%, 06/01/30 (b)	115,000	106,592
		1,108,361
Chemicals — 0.1%
RPM International, Inc.
2.950%, 01/15/32	443,000	380,907
Commercial Services — 0.5%
Ashtead Capital, Inc.
5.500%, 08/11/32 (144A) (b)	1,117,000	1,102,652
ERAC USA Finance LLC
7.000%, 10/15/37 (144A)	215,000	242,497
Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Experian Finance PLC
4.250%, 02/01/29 (144A) (b)	533,000	$517,903
Global Payments, Inc.
2.900%, 11/15/31 (b)	467,000	399,409
Verisk Analytics, Inc.
4.125%, 03/15/29 (b)	570,000	552,089
5.750%, 04/01/33	413,000	424,472
		3,239,022
Cosmetics/Personal Care — 0.1%
Kenvue, Inc.
4.900%, 03/22/33 (b)	846,000	832,131
Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450%, 10/29/26	1,700,000	1,627,398
3.650%, 07/21/27	320,000	310,477
Avolon Holdings Funding Ltd.
3.250%, 02/15/27 (144A)	640,000	614,967
4.375%, 05/01/26 (144A) (b)	215,000	212,643
Capital One Financial Corp.
3.273%, SOFR + 1.790%, 03/01/30 (d)	1,373,000	1,269,392
3.750%, 03/09/27	554,000	540,888
Charles Schwab Corp.
5.853%, SOFR + 2.500%, 05/19/34 (b) (d)	1,045,000	1,075,682
Intercontinental Exchange, Inc.
2.100%, 06/15/30	657,000	567,947
LPL Holdings, Inc.
4.375%, 05/15/31 (144A) (b)	1,120,000	1,033,078
		7,252,472
Electric — 1.3%
American Electric Power Co., Inc.
5.950%, 11/01/32 (b)	368,000	379,276
Brazos Securitization LLC
5.243%, 03/01/43 (144A)	448,000	443,544
Consumers Securitization Funding LLC
5.550%, 03/01/28	293,223	295,254
Duke Energy Carolinas LLC
4.950%, 01/15/33	1,151,000	1,131,849
Duke Energy Corp.
4.500%, 08/15/32 (b)	875,000	833,548
Electricite de France SA
6.900%, 05/23/53 (144A)	200,000	214,529
Empire District Bondco LLC
4.943%, 01/01/35	348,000	344,592
Enel Finance International NV
7.050%, 10/14/25 (144A) (b)	315,000	320,049
Exelon Corp.
4.050%, 04/15/30 (b)	533,000	507,931
Georgia Power Co.
3.700%, 01/30/50	44,000	32,301
Jersey Central Power & Light Co.
2.750%, 03/01/32 (144A) (b)	275,000	233,557
4.300%, 01/15/26 (144A)	422,000	419,828
5.100%, 01/15/35 (144A)	189,000	184,356
See accompanying notes to financial statements.
BHFTII-320

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
Oncor Electric Delivery Co. LLC
5.750%, 03/15/29 (b)	646,000	$668,729
Pacific Gas & Electric Co.
2.100%, 08/01/27	145,000	135,270
2.500%, 02/01/31	466,000	398,466
3.000%, 06/15/28 (b)	418,000	391,674
3.300%, 08/01/40	283,000	211,761
Virginia Power Fuel Securitization LLC
5.088%, 05/01/29 (b)	323,629	324,874
Xcel Energy, Inc.
3.400%, 06/01/30	297,000	272,433
		7,743,821
Electronics — 0.1%
Arrow Electronics, Inc.
2.950%, 02/15/32 (b)	749,000	637,545
Entertainment — 0.1%
Warnermedia Holdings, Inc.
5.050%, 03/15/42 (b)	436,000	350,057
Environmental Control — 0.3%
Republic Services, Inc.
1.450%, 02/15/31 (b)	272,000	220,604
Waste Management, Inc.
4.875%, 02/15/34 (b)	1,645,000	1,613,838
		1,834,442
Gas — 0.1%
APA Infrastructure Ltd.
4.250%, 07/15/27 (144A)	84,000	82,646
East Ohio Gas Co.
2.000%, 06/15/30 (144A) (b)	365,000	313,136
NiSource, Inc.
5.650%, 02/01/45	136,000	132,800
		528,582
Healthcare-Products — 0.1%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	200,000	176,698
Boston Scientific Corp.
2.650%, 06/01/30	470,000	419,659
		596,357
Healthcare-Services — 0.4%
Adventist Health System
5.430%, 03/01/32	731,000	727,488
Cigna Group
3.200%, 03/15/40	148,000	108,494
HCA, Inc.
5.125%, 06/15/39 (b)	522,000	475,681
Humana, Inc.
5.875%, 03/01/33 (b)	395,000	396,457
Laboratory Corp. of America Holdings
4.700%, 02/01/45 (b)	152,000	130,685
Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Northwell Healthcare, Inc.
3.979%, 11/01/46 (b)	51,000	$38,944
4.260%, 11/01/47 (b)	407,000	325,383
		2,203,132
Insurance — 0.9%
AIA Group Ltd.
3.375%, 04/07/30 (144A) (b)	804,000	745,378
Aon Corp.
4.500%, 12/15/28	564,000	555,710
Brown & Brown, Inc.
4.200%, 03/17/32 (b)	618,000	569,598
Corebridge Financial, Inc.
3.900%, 04/05/32 (b)	955,000	869,199
5.750%, 01/15/34 (b)	351,000	357,538
Fairfax Financial Holdings Ltd.
5.625%, 08/16/32	1,168,000	1,181,364
6.000%, 12/07/33 (b)	27,000	27,826
Liberty Mutual Group, Inc.
3.951%, 10/15/50 (144A) (b)	331,000	240,819
Sammons Financial Group, Inc.
6.875%, 04/15/34 (144A) (b)	910,000	950,910
		5,498,342
Internet — 0.1%
Booking Holdings, Inc.
4.625%, 04/13/30 (b)	424,000	420,056
Lodging — 0.2%
Las Vegas Sands Corp.
3.900%, 08/08/29	257,000	238,923
Marriott International, Inc.
2.750%, 10/15/33 (b)	475,000	390,039
2.850%, 04/15/31	2,000	1,747
4.625%, 06/15/30 (b)	582,000	571,170
		1,201,879
Machinery-Diversified — 0.1%
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/25	248,000	246,005
4.700%, 09/15/28	660,000	653,660
		899,665
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500%, 06/01/41	628,000	430,338
5.250%, 04/01/53 (b)	505,000	407,596
5.375%, 05/01/47	132,000	108,342
6.384%, 10/23/35	310,000	309,424
Cox Communications, Inc.
1.800%, 10/01/30 (144A)	404,000	332,943
Time Warner Cable Enterprises LLC
8.375%, 07/15/33 (b)	592,000	665,943
		2,254,586
See accompanying notes to financial statements.
BHFTII-321

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Mining — 0.4%
Anglo American Capital PLC
2.625%, 09/10/30 (144A)	1,340,000	$1,162,197
3.875%, 03/16/29 (144A)	200,000	189,781
5.625%, 04/01/30 (144A) (b)	524,000	530,419
Glencore Funding LLC
2.500%, 09/01/30 (144A) (b)	502,000	435,176
2.850%, 04/27/31 (144A)	208,000	179,508
		2,497,081
Oil & Gas — 0.7%
BP Capital Markets America, Inc.
2.721%, 01/12/32 (b)	1,226,000	1,049,084
Diamondback Energy, Inc.
5.400%, 04/18/34	377,000	370,681
Eni SpA
4.750%, 09/12/28 (144A)	1,046,000	1,038,170
EQT Corp.
5.750%, 02/01/34 (b)	839,000	833,981
Phillips 66
2.150%, 12/15/30 (b)	904,000	766,829
		4,058,745
Pharmaceuticals — 0.1%
CVS Health Corp.
5.300%, 06/01/33 (b)	719,000	689,264
Pipelines — 0.4%
Enbridge, Inc.
5.625%, 04/05/34	563,000	566,316
Plains All American Pipeline LP/PAA Finance Corp.
3.800%, 09/15/30 (b)	538,000	499,254
Sabine Pass Liquefaction LLC
4.500%, 05/15/30 (b)	147,000	142,395
Spectra Energy Partners LP
3.375%, 10/15/26	236,000	230,420
Targa Resources Corp.
4.200%, 02/01/33	217,000	197,039
6.125%, 03/15/33 (b)	647,000	667,057
		2,302,481
Real Estate Investment Trusts — 0.8%
Boston Properties LP
2.550%, 04/01/32 (b)	389,000	314,925
Brixmor Operating Partnership LP
4.050%, 07/01/30 (b)	512,000	484,045
4.125%, 05/15/29 (b)	51,000	48,941
Crown Castle, Inc.
3.650%, 09/01/27	843,000	817,497
Equinix, Inc.
1.800%, 07/15/27 (b)	517,000	480,637
2.500%, 05/15/31 (b)	618,000	528,229
GLP Capital LP/GLP Financing II, Inc.
5.300%, 01/15/29	513,000	509,281
Public Storage Operating Co.
5.100%, 08/01/33 (b)	1,221,000	1,215,541
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Realty Income Corp.
3.250%, 01/15/31	153,000	$138,147
		4,537,243
Retail — 0.2%
Alimentation Couche-Tard, Inc.
3.439%, 05/13/41 (144A)	619,000	459,690
Genuine Parts Co.
2.750%, 02/01/32 (b)	1,005,000	847,478
		1,307,168
Semiconductors — 0.1%
Broadcom, Inc.
4.300%, 11/15/32	395,000	372,541
4.926%, 05/15/37 (144A)	208,000	197,839
		570,380
Software — 0.1%
Fiserv, Inc.
2.650%, 06/01/30	198,000	175,008
Oracle Corp.
4.900%, 02/06/33	213,000	207,383
Roper Technologies, Inc.
2.000%, 06/30/30 (b)	422,000	359,718
		742,109
Telecommunications — 0.5%
Rogers Communications, Inc.
3.800%, 03/15/32 (b)	1,514,000	1,361,540
T-Mobile USA, Inc.
2.050%, 02/15/28 (b)	557,000	511,514
Verizon Communications, Inc.
3.150%, 03/22/30	310,000	283,866
4.812%, 03/15/39	573,000	528,740
Vodafone Group PLC
5.625%, 02/10/53 (b)	214,000	203,381
		2,889,041
Total Corporate Bonds & Notes (Cost $85,875,804)		79,789,577

Asset-Backed Securities—4.3%
Asset-Backed - Automobile — 0.4%
AmeriCredit Automobile Receivables Trust
5.750%, 02/18/28	251,826	252,902
ARI Fleet Lease Trust
6.050%, 07/15/32 (144A)	104,117	105,231
Chesapeake Funding II LLC
5.650%, 05/15/35 (144A)	390,677	393,195
Credit Acceptance Auto Loan Trust
6.390%, 08/15/33 (144A)	155,000	157,729
Enterprise Fleet Financing LLC
4.690%, 07/20/27 (144A)	184,000	184,223
6.400%, 03/20/30 (144A)	306,685	312,471
See accompanying notes to financial statements.
BHFTII-322

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
GLS Auto Select Receivables Trust
6.270%, 08/16/27 (144A)	176,440	$177,216
6.370%, 06/15/28 (144A)	61,898	62,640
Nissan Master Owner Trust Receivables
5.268%, SOFR30A + 0.670%, 02/15/28 (144A) (d)	408,876	409,981
SBNA Auto Lease Trust
4.940%, 11/20/26 (144A)	86,691	86,804
		2,142,392
Asset-Backed - Home Equity — 0.0%
Bayview Financial Revolving Asset Trust
6.059%, 1M TSFR + 1.714%, 12/28/40 (144A) (d)	93,962	179,010
GMACM Home Equity Loan Trust
5.805%, 10/25/36 (d)	20,162	20,921
Home Equity Loan Trust
3.636%, 12/25/35 (d)	20,344	387
		200,318
Asset-Backed - Other — 3.9%
ACRES Commercial Realty Ltd.
6.246%, 1M TSFR + 1.864%, 01/15/37 (144A) (d)	535,500	530,102
Arbor Realty Commercial Real Estate Notes Ltd.
5.712%, 1M TSFR + 1.314%, 12/15/35 (144A) (d)	625,000	621,446
6.112%, 1M TSFR + 1.714%, 08/15/34 (144A) (d)	522,000	518,916
6.698%, SOFR30A + 2.100%, 01/15/37 (144A) (d)	1,466,500	1,459,168
BSPRT Issuer Ltd.
5.812%, 1M TSFR + 1.414%, 03/15/36 (144A) (d)	1,463,000	1,437,329
6.562%, 1M TSFR + 2.164%, 12/15/38 (144A) (d)	245,000	242,972
6.648%, SOFR30A + 2.050%, 02/15/37 (144A) (d)	524,000	519,230
Business Jet Securities LLC
6.197%, 05/15/39 (144A)	286,254	291,110
Dryden 55 CLO Ltd.
5.938%, 3M TSFR + 1.282%, 04/15/31 (144A) (d)	937,894	939,370
Dryden XXVI Senior Loan Fund
5.818%, 3M TSFR + 1.162%, 04/15/29 (144A) (d)	366,103	366,167
Kubota Credit Owner Trust
5.610%, 07/15/26 (144A)	204,212	204,845
LCCM Trust
6.412%, 1M TSFR + 2.014%, 12/13/38 (144A) (d)	682,500	677,398
LoanCore Issuer Ltd.
6.262%, 1M TSFR + 1.864%, 07/15/36 (144A) (d)	1,547,500	1,540,799
6.412%, 1M TSFR + 2.014%, 11/15/38 (144A) (d)	3,913,500	3,844,446
MF1 Ltd.
6.196%, 1M TSFR + 1.814%, 12/15/35 (144A) (d)	130,967	130,967
6.316%, 1M TSFR + 1.950%, 02/19/37 (144A) (d)	650,507	641,398
MidOcean Credit CLO II
6.516%, 3M TSFR + 1.912%, 01/29/30 (144A) (d)	214,871	214,916
Neuberger Berman CLO XV
6.268%, 3M TSFR + 1.612%, 10/15/29 (144A) (d)	508,944	509,383
Neuberger Berman CLO XX Ltd.
6.078%, 3M TSFR + 1.422%, 07/15/34 (144A) (d)	600,000	601,305
OCP CLO Ltd.
5.974%, 3M TSFR + 1.650%, 01/26/38 (144A) (d)	4,041,128	4,041,827
OneMain Financial Issuance Trust
5.940%, 05/15/34 (144A)	427,000	429,996
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Palmer Square Loan Funding Ltd.
6.172%, 3M TSFR + 1.650%, 08/08/32 (144A) (d)	1,329,638	$1,331,953
Starwood Ltd.
6.398%, SOFR30A + 1.800%, 11/15/38 (144A) (d)	1,507,000	1,484,164
U.S. Small Business Administration
4.950%, 03/01/25	1,541	1,540
5.110%, 08/01/25	3,187	3,182
Voya Ltd.
6.368%, 3M TSFR + 1.712%, 10/15/30 (144A) (d)	584,168	584,250
		23,168,179
Total Asset-Backed Securities (Cost $25,578,311)		25,510,889

Mortgage-Backed Securities—2.2%
Collateralized Mortgage Obligations — 0.7%
Angel Oak Mortgage Trust
5.138%, 09/25/69 (144A) (f)	483,095	479,261
5.348%, 10/25/69 (144A) (f)	811,299	805,862
5.653%, 10/25/69 (144A) (f)	749,401	748,592
COLT Mortgage Loan Trust
5.123%, 08/25/69 (144A) (f)	539,011	533,844
MF1 Trust
5.916%, 1M TSFR + 1.541%, 11/18/29 (144A) (d)	1,364,066	1,367,476
OBX Trust
5.316%, 10/25/64 (144A) (f)	321,296	319,654
Verus Securitization Trust
5.364%, 10/25/69 (144A) (d)	184,073	183,074
		4,437,763
Commercial Mortgage-Backed Securities — 1.5%
AREIT Trust
6.450%, SOFR30A + 1.850%, 01/20/37 (144A) (d)	892,000	883,292
Bank
5.745%, 08/15/56	533,187	548,967
Benchmark Mortgage Trust
6.363%, 07/15/56 (d)	38,197	39,631
BXMT Ltd.
5.796%, 1M TSFR + 1.414%, 05/15/38 (144A) (d)	1,532,500	1,453,632
COMM Mortgage Trust
3.708%, 07/10/48	1,300,833	1,293,485
CSAIL Commercial Mortgage Trust
3.504%, 06/15/57	738,578	735,359
ELM Trust
5.995%, 06/10/39 (144A) (d)	668,793	674,916
JPMBB Commercial Mortgage Securities Trust
3.494%, 01/15/48	42,108	42,021
Morgan Stanley Bank of America Merrill Lynch Trust
3.536%, 11/15/52	519,442	497,275
MSWF Commercial Mortgage Trust
6.014%, 12/15/56 (d)	591,406	622,849
Ready Capital Mortgage Financing LLC
6.253%, 1M TSFR + 1.914%, 11/25/36 (144A) (d)	320,000	311,948
See accompanying notes to financial statements.
BHFTII-323

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Securities Lending Reinvestments (h)—4.1%
Security Description	Principal Amount*/ Shares	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
3.540%, 05/15/48	1,706,327	$1,696,622
		8,799,997
Total Mortgage-Backed Securities (Cost $13,481,465)		13,237,760

Preferred Stocks—0.8%
Household Products — 0.5%
Henkel AG & Co. KGaA	32,633	2,864,524
Technology Hardware, Storage & Peripherals — 0.3%
Samsung Electronics Co. Ltd.	57,418	1,721,892
Total Preferred Stocks (Cost $5,231,636)		4,586,416

Municipals—0.5%
Massachusetts Educational Financing Authority
6.352%, 07/01/49	780,000	789,070
New Jersey Turnpike Authority
7.414%, 01/01/40	1,050,000	1,202,877
Rhode Island Student Loan Authority
6.081%, 12/01/42	680,000	673,856
State Board of Administration Finance Corp.
2.154%, 07/01/30	314,000	270,668
Total Municipals (Cost $2,855,242)		2,936,471

Convertible Preferred Stocks—0.3%
Aerospace & Defense — 0.3%
Boeing Co., 6.000%, 10/15/27 (Cost $1,317,650)	26,353	1,604,634

Short-Term Investments—0.7%
Discount Notes—0.7%
Federal Home Loan Bank
2.079%, 01/02/25 (g)	1,107,000	1,106,741
2.079%, 01/02/25 (g)	2,852,000	2,851,333
		3,958,074
Repurchase Agreement—0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $61,924; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $63,352	61,913	61,913
Total Short-Term Investments (Cost $4,020,462)		4,019,987

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—1.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $400,099; collateralized by various Common Stock with an aggregate market value of $445,403	400,000	$400,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $1,703,827; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $1,737,479	1,703,411	1,703,411
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $1,200,301; collateralized by various Common Stock with an aggregate market value of $1,338,528	1,200,000	1,200,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,000,494; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $2,040,003	2,000,000	2,000,000
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $3,000,738; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $3,060,753	3,000,000	3,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $50,012; collateralized by various Common Stock with an aggregate market value of $55,014	50,000	50,000
		8,353,411

Mutual Funds—2.7%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (i)	3,000,000	3,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (i)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (i)	2,000,000	2,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (i)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (i)	3,000,000	3,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (i)	3,000,000	3,000,000
See accompanying notes to financial statements.
BHFTII-324

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (h)—(Continued)
Security Description	Shares	Value
Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class, 4.390% (i)	50,000	$50,000
		16,050,000
Total Securities Lending Reinvestments (Cost $24,403,411)		24,403,411
Total Investments—103.8% (Cost $558,286,119)		616,413,818
Other assets and liabilities (net)—(3.8)%		(22,463,858)
Net Assets—100.0%		$593,949,960

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $47,859,734 and the collateral received consisted of cash in the amount of $24,403,411 and non-cash collateral with a value of $24,804,034. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Interest only security.
(d)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2024, the market value of securities pledged was $241,204.
(f)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$49,864,174, which is 8.4% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$122,525,276	$85,612,863	$132 ,579,178	$135,465,556
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2024 were as follows:
Purchases	Sales
$40,105,111	$41,910,045
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,468,498)	$—	$—	$—	$(13,468,498)
Corporate Bonds & Notes	(10,934,913)	—	—	—	(10,934,913)
Total Borrowings	$(24,403,411)	$—	$—	$—	$(24,403,411)
Gross amount of recognized liabilities for securities lending transactions					$(24,403,411)
See accompanying notes to financial statements.
BHFTII-325

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/25	107	USD	22,000,203	$5,931
U.S. Treasury Note 5 Year Futures	03/31/25	24	USD	2,551,313	(12,589)
U.S. Treasury Ultra Long Bond Futures	03/20/25	22	USD	2,615,937	(86,751)

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	03/20/25	(28)	USD	(3,116,750)	73,177
Net Unrealized Depreciation					$(20,232)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$79,108	Unrealized depreciation on futures contracts (a)	$99,340

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(168,936)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(888,113)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$31,387,910
Futures contracts short	(6,096,794)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,758,179	$—	$—	$8,758,179
Automobile Components	8,395,433	—	—	8,395,433
Banks	24,769,798	—	—	24,769,798
Beverages	2,351,882	2,143,506	—	4,495,388
Building Products	15,516,077	—	—	15,516,077
See accompanying notes to financial statements.
BHFTII-326

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Capital Markets	$42,113,326	$—	$—	$42,113,326
Chemicals	12,216,665	—	—	12,216,665
Construction Materials	1,095,996	—	—	1,095,996
Consumer Staples Distribution & Retail	2,090,174	—	—	2,090,174
Distributors	3,354,209	—	—	3,354,209
Electric Utilities	15,067,811	—	—	15,067,811
Electrical Equipment	6,313,137	—	—	6,313,137
Entertainment	3,548,180	—	—	3,548,180
Financial Services	7,953,419	—	—	7,953,419
Food Products	1,077,592	—	—	1,077,592
Ground Transportation	5,868,837	—	—	5,868,837
Health Care Equipment & Supplies	18,366,583	—	—	18,366,583
Health Care Providers & Services	15,371,772	—	—	15,371,772
Hotels, Restaurants & Leisure	2,039,620	—	—	2,039,620
Household Durables	733,126	—	—	733,126
Industrial Conglomerates	3,773,718	—	—	3,773,718
Insurance	24,729,621	—	—	24,729,621
Interactive Media & Services	4,008,617	—	—	4,008,617
IT Services	7,516,806	—	—	7,516,806
Life Sciences Tools & Services	2,923,357	—	—	2,923,357
Machinery	2,356,913	—	—	2,356,913
Media	13,953,842	—	—	13,953,842
Metals & Mining	—	970,869	—	970,869
Multi-Utilities	795,404	3,476,031	—	4,271,435
Oil, Gas & Consumable Fuels	23,500,307	—	—	23,500,307
Personal Care Products	8,634,324	—	—	8,634,324
Pharmaceuticals	18,459,214	2,858,142	—	21,317,356
Professional Services	4,781,824	—	—	4,781,824
Semiconductors & Semiconductor Equipment	7,686,576	—	—	7,686,576
Software	8,963,619	—	—	8,963,619
Tobacco	8,321,608	—	—	8,321,608
Wireless Telecommunication Services	3,923,255	—	—	3,923,255
Total Common Stocks	341,330,821	9,448,548	—	350,779,369
Total U.S. Treasury & Government Agencies*	—	109,545,304	—	109,545,304
Total Corporate Bonds & Notes*	—	79,789,577	—	79,789,577
Total Asset-Backed Securities*	—	25,510,889	—	25,510,889
Total Mortgage-Backed Securities*	—	13,237,760	—	13,237,760
Total Preferred Stocks*	—	4,586,416	—	4,586,416
Total Municipals*	—	2,936,471	—	2,936,471
Total Convertible Preferred Stocks*	1,604,634	—	—	1,604,634
Total Short-Term Investments*	—	4,019,987	—	4,019,987
Securities Lending Reinvestments
Repurchase Agreements	—	8,353,411	—	8,353,411
Mutual Funds	16,050,000	—	—	16,050,000
Total Securities Lending Reinvestments	16,050,000	8,353,411	—	24,403,411
Total Investments	$358,985,455	$257,428,363	$—	$616,413,818
Collateral for Securities Loaned (Liability)	$—	$(24,403,411)	$—	$(24,403,411)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$79,108	$—	$—	$79,108
Futures Contracts (Unrealized Depreciation)	(99,340)	—	—	(99,340)
Total Futures Contracts	$(20,232)	$—	$—	$(20,232)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTII-327

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Schedule of Investments as of December 31, 2024
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$560,686,544
Gross unrealized appreciation	91,838,775
Gross unrealized (depreciation)	(36,111,501)
Net unrealized appreciation (depreciation)	$55,727,274
See accompanying notes to financial statements.
BHFTII-328

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$616,413,818
Cash denominated in foreign currencies (c)	7
Receivable for:
Fund shares sold	329,278
Dividends and interest	2,549,282
Prepaid expenses	2,142
Total Assets	619,294,527
Liabilities
Collateral for securities loaned	24,403,411
Payable for:
Fund shares redeemed	179,959
Variation margin on futures contracts	6,498
Accrued Expenses:
Management fees	282,076
Distribution and service fees	80,893
Deferred trustees’ fees	210,624
Other expenses	181,106
Total Liabilities	25,344,567
Net Assets	$593,949,960
Net Assets Consist of:
Paid in surplus	$482,860,752
Distributable earnings (Accumulated losses)	111,089,208
Net Assets	$593,949,960
Net Assets
Class A	$157,601,568
Class B	137,814,734
Class E	18,361,459
Class F	280,172,199
Capital Shares Outstanding*
Class A	1,042,374
Class B	933,023
Class E	122,571
Class F	1,880,672
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$151.19
Class B	147.71
Class E	149.80
Class F	148.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $558,286,119.
(b)	Includes securities loaned at value of $47,859,734.
(c)	Identified cost of cash denominated in foreign currencies was $7.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$8,472,947
Interest	10,781,564
Securities lending income	52,249
Other income	92,707
Total investment income	19,399,467
Expenses
Management fees	3,516,349
Administration fees	50,698
Custodian and accounting fees	113,874
Distribution and service fees—Class B	368,281
Distribution and service fees—Class E	29,189
Distribution and service fees—Class F	578,775
Audit and tax services	71,459
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	68,526
Insurance	5,317
Miscellaneous	21,306
Total expenses	4,943,557
Less management fee waiver	(143,304)
Net expenses	4,800,253
Net Investment Income	14,599,214
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,845,348
Futures contracts	(168,936)
Foreign currency transactions	(3,297)
Net realized gain (loss)	42,673,115
Net change in unrealized appreciation (depreciation) on:
Investments	(10,676,389)
Futures contracts	(888,113)
Foreign currency transactions	(11,526)
Net change in unrealized appreciation (depreciation)	(11,576,028)
Net realized and unrealized gain (loss)	31,097,087
Net Increase (Decrease) in Net Assets From Operations	$45,696,301

(a)	Net of foreign withholding taxes of $82,849.
See accompanying notes to financial statements.
BHFTII-329

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,599,214	$14,588,977
Net realized gain (loss)	42,673,115	28,419,999
Net change in unrealized appreciation (depreciation)	(11,576,028)	16,481,400
Increase (decrease) in net assets from operations	45,696,301	59,490,376
From Distributions to Shareholders
Class A	(11,589,098)	(11,361,184)
Class B	(10,667,877)	(10,868,967)
Class E	(1,410,263)	(1,394,786)
Class F	(20,767,987)	(20,447,945)
Total distributions	(44,435,225)	(44,072,882)
Increase (decrease) in net assets from capital share transactions	(28,253,652)	(22,995,157)
Total increase (decrease) in net assets	(26,992,576)	(7,577,663)
Net Assets
Beginning of period	620,942,536	628,520,199
End of period	$593,949,960	$620,942,536

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	30,125	$4,586,910	41,362	$5,990,728
Reinvestments	79,623	11,589,098	80,325	11,361,184
Redemptions	(122,402)	(18,749,282)	(139,805)	(20,384,607)
Net increase (decrease)	(12,654)	$(2,573,274)	(18,118)	$(3,032,695)
Class B
Sales	16,970	$2,519,011	29,917	$4,300,833
Reinvestments	74,920	10,667,877	78,425	10,868,967
Redemptions	(179,855)	(26,857,541)	(156,870)	(22,364,918)
Net increase (decrease)	(87,965)	$(13,670,653)	(48,528)	$(7,195,118)
Class E
Sales	16,809	$2,551,858	4,763	$695,902
Reinvestments	9,771	1,410,263	9,939	1,394,786
Redemptions	(34,756)	(5,266,157)	(25,032)	(3,667,617)
Net increase (decrease)	(8,176)	$(1,304,036)	(10,330)	$(1,576,929)
Class F
Sales	77,064	$11,621,789	61,230	$8,793,693
Reinvestments	144,654	20,767,987	146,412	20,447,945
Redemptions	(285,825)	(43,095,465)	(280,452)	(40,432,053)
Net increase (decrease)	(64,107)	$(10,705,689)	(72,810)	$(11,190,415)
Increase (decrease) derived from capital shares transactions		$(28,253,652)		$(22,995,157)
See accompanying notes to financial statements.
BHFTII-330

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$151.38	$147.81	$186.11	$176.57	$172.66
Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.86	3.72	3.11	2.70	3.23
Net realized and unrealized gain (loss)	7.48	10.89	(21.88)	21.69	11.99
Total income (loss) from investment operations	11.34	14.61	(18.77)	24.39	15.22
Less Distributions
Distributions from net investment income	(4.08)	(3.35)	(3.10)	(3.57)	(4.17)
Distributions from net realized capital gains	(7.45)	(7.69)	(16.43)	(11.28)	(7.14)
Total distributions	(11.53)	(11.04)	(19.53)	(14.85)	(11.31)
Net Asset Value, End of Period	$151.19	$151.38	$147.81	$186.11	$176.57
Total Return (%) (b)	7.78	10.40	(9.63)	14.22	9.76
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.63	0.62	0.64
Net ratio of expenses to average net assets (%) (c)	0.62	0.62	0.60	0.59	0.64
Ratio of net investment income (loss) to average net assets (%)	2.53	2.55	1.96	1.47	1.97
Portfolio turnover rate (%)	34 (d)	32 (d)	62 (d)	92 (d)	78 (d)
Net assets, end of period (in millions)	$157.6	$159.7	$158.6	$188.2	$176.7

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$148.12	$144.80	$182.66	$173.56	$169.83
Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.40	3.28	2.66	2.20	2.77
Net realized and unrealized gain (loss)	7.32	10.67	(21.48)	21.32	11.80
Total income (loss) from investment operations	10.72	13.95	(18.82)	23.52	14.57
Less Distributions
Distributions from net investment income	(3.68)	(2.94)	(2.61)	(3.14)	(3.70)
Distributions from net realized capital gains	(7.45)	(7.69)	(16.43)	(11.28)	(7.14)
Total distributions	(11.13)	(10.63)	(19.04)	(14.42)	(10.84)
Net Asset Value, End of Period	$147.71	$148.12	$144.80	$182.66	$173.56
Total Return (%) (b)	7.52	10.13	(9.87)	13.93	9.49
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.88	0.87	0.89
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.85	0.84	0.89
Ratio of net investment income (loss) to average net assets (%)	2.28	2.29	1.70	1.22	1.73
Portfolio turnover rate (%)	34 (d)	32 (d)	62 (d)	92 (d)	78 (d)
Net assets, end of period (in millions)	$137.8	$151.2	$154.9	$196.7	$193.4
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-331

Brighthouse Funds Trust II
MFS® Total Return Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$150.08	$146.61	$184.72	$175.35	$171.52
Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.60	3.46	2.85	2.41	2.97
Net realized and unrealized gain (loss)	7.41	10.80	(21.71)	21.55	11.90
Total income (loss) from investment operations	11.01	14.26	(18.86)	23.96	14.87
Less Distributions
Distributions from net investment income	(3.84)	(3.10)	(2.82)	(3.31)	(3.90)
Distributions from net realized capital gains	(7.45)	(7.69)	(16.43)	(11.28)	(7.14)
Total distributions	(11.29)	(10.79)	(19.25)	(14.59)	(11.04)
Net Asset Value, End of Period	$149.80	$150.08	$146.61	$184.72	$175.35
Total Return (%) (b)	7.62	10.24	(9.77)	14.05	9.60
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.77	0.79
Net ratio of expenses to average net assets (%) (c)	0.77	0.77	0.75	0.74	0.79
Ratio of net investment income (loss) to average net assets (%)	2.38	2.39	1.81	1.32	1.83
Portfolio turnover rate (%)	34 (d)	32 (d)	62 (d)	92 (d)	78 (d)
Net assets, end of period (in millions)	$18.4	$19.6	$20.7	$23.6	$23.0

	Class F
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$149.31	$145.89	$183.89	$174.64	$170.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.50	3.38	2.76	2.31	2.87
Net realized and unrealized gain (loss)	7.38	10.75	(21.62)	21.45	11.86
Total income (loss) from investment operations	10.88	14.13	(18.86)	23.76	14.73
Less Distributions
Distributions from net investment income	(3.77)	(3.02)	(2.71)	(3.23)	(3.81)
Distributions from net realized capital gains	(7.45)	(7.69)	(16.43)	(11.28)	(7.14)
Total distributions	(11.22)	(10.71)	(19.14)	(14.51)	(10.95)
Net Asset Value, End of Period	$148.97	$149.31	$145.89	$183.89	$174.64
Total Return (%) (b)	7.57	10.19	(9.82)	13.99	9.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.82	0.84
Net ratio of expenses to average net assets (%) (c)	0.82	0.82	0.80	0.79	0.84
Ratio of net investment income (loss) to average net assets (%)	2.33	2.35	1.76	1.27	1.77
Portfolio turnover rate (%)	34 (d)	32 (d)	62 (d)	92 (d)	78 (d)
Net assets, end of period (in millions)	$280.2	$290.4	$294.3	$366.2	$357.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 28%, 22%, 30%, 29%, and 40% for the years ended December 31, 2024,
2023, 2022, 2021, and 2020, respectively.

See accompanying notes to financial statements.
BHFTII-332

Brighthouse Funds Trust II
MFS® Value Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 7.6%
Boeing Co. (a) (b)	321,972	$56,989,044
General Dynamics Corp.	195,308	51,461,705
Northrop Grumman Corp.	67,138	31,507,192
RTX Corp.	500,028	57,863,240
		197,821,181
Banks — 7.9%
Citigroup, Inc. (a)	592,043	41,673,907
JPMorgan Chase & Co.	532,852	127,729,953
PNC Financial Services Group, Inc.	195,902	37,779,700
		207,183,560
Beverages — 2.1%
Diageo PLC	836,057	26,567,246
PepsiCo, Inc.	193,303	29,393,654
		55,960,900
Biotechnology — 1.5%
AbbVie, Inc.	224,064	39,816,173
Building Products — 0.3%
Trane Technologies PLC	20,332	7,509,624
Capital Markets — 6.8%
Blackrock, Inc.	33,386	34,224,322
KKR & Co., Inc.	253,680	37,521,809
Morgan Stanley	470,770	59,185,204
Nasdaq, Inc.	598,502	46,270,190
		177,201,525
Chemicals — 2.2%
Corteva, Inc.	247,041	14,071,455
DuPont de Nemours, Inc.	292,372	22,293,365
PPG Industries, Inc.	85,312	10,190,519
Sherwin-Williams Co.	34,173	11,616,428
		58,171,767
Consumer Finance — 2.5%
American Express Co.	220,478	65,435,666
Consumer Staples Distribution & Retail — 1.0%
Target Corp. (a)	201,136	27,189,564
Electric Utilities — 7.3%
American Electric Power Co., Inc.	117,817	10,866,262
Duke Energy Corp.	473,161	50,978,366
Exelon Corp.	474,769	17,870,305
PG&E Corp.	1,967,093	39,695,936
Southern Co.	561,915	46,256,843
Xcel Energy, Inc. (a)	368,190	24,860,189
		190,527,901
Electrical Equipment — 1.2%
Eaton Corp. PLC	97,859	32,476,466
Security Description	Shares	Value
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	29,596	$5,150,888
Food Products — 2.2%
Mondelez International, Inc. - Class A	462,684	27,636,115
Nestle SA	362,450	29,720,756
		57,356,871
Ground Transportation — 2.2%
Canadian National Railway Co.	111,250	11,292,987
Union Pacific Corp.	205,520	46,866,781
		58,159,768
Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	306,858	34,708,708
Medtronic PLC	88,045	7,033,035
		41,741,743
Health Care Providers & Services — 6.6%
Cigna Group	262,364	72,449,195
Elevance Health, Inc.	83,029	30,629,398
McKesson Corp.	122,625	69,885,214
		172,963,807
Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc. - Class A	134,444	37,501,809
Household Products — 1.3%
Kimberly-Clark Corp.	137,660	18,038,967
Reckitt Benckiser Group PLC	248,348	15,002,324
		33,041,291
Industrial Conglomerates — 1.7%
Honeywell International, Inc.	199,531	45,072,058
Industrial REITs — 1.5%
Prologis, Inc.	373,754	39,505,798
Insurance — 12.2%
Aon PLC - Class A	188,608	67,740,449
Chubb Ltd.	165,083	45,612,433
Marsh & McLennan Cos., Inc.	286,125	60,775,811
Progressive Corp.	416,558	99,811,463
Travelers Cos., Inc.	189,584	45,668,890
		319,609,046
IT Services — 1.9%
Accenture PLC - Class A	142,021	49,961,568
Machinery — 2.4%
Illinois Tool Works, Inc.	101,819	25,817,226
Otis Worldwide Corp.	86,976	8,054,847
PACCAR, Inc.	285,553	29,703,223
		63,575,296
Media — 0.2%
Comcast Corp. - Class A	146,197	5,486,773
See accompanying notes to financial statements.
BHFTII-333

Brighthouse Funds Trust II
MFS® Value Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Multi-Utilities — 1.7%
Dominion Energy, Inc.	816,974	$44,002,220
Oil, Gas & Consumable Fuels — 6.1%
Chevron Corp.	259,521	37,589,022
ConocoPhillips	547,673	54,312,731
EOG Resources, Inc.	172,794	21,181,089
Exxon Mobil Corp.	428,832	46,129,458
		159,212,300
Personal Care Products — 1.0%
Kenvue, Inc.	1,238,450	26,440,907
Pharmaceuticals — 4.5%
Johnson & Johnson	365,491	52,857,308
Merck & Co., Inc.	257,401	25,606,252
Pfizer, Inc.	1,486,976	39,449,473
		117,913,033
Professional Services — 1.1%
Equifax, Inc.	108,283	27,595,923
Semiconductors & Semiconductor Equipment — 5.7%
Analog Devices, Inc.	237,841	50,531,699
KLA Corp.	51,220	32,274,746
NXP Semiconductors NV	138,362	28,758,542
Texas Instruments, Inc.	205,678	38,566,682
		150,131,669
Specialized REITs — 0.3%
Public Storage	28,755	8,610,397
Specialty Retail — 2.1%
Lowe's Cos., Inc.	219,503	54,173,340
Trading Companies & Distributors — 0.4%
WW Grainger, Inc.	10,261	10,815,607
Total Common Stocks (Cost $1,844,296,966)		2,587,316,439

Short-Term Investments—1.2%
Discount Note—1.2%
Federal Home Loan Bank
2.079%, 01/02/25 (c)	30,803,000	30,795,796
Total Short-Term Investments (Cost $30,799,492)		30,795,796

Securities Lending Reinvestments (d)—1.5%
Certificate of Deposit—0.0%
Mitsubishi UFJ Trust & Banking Corp.
4.750%, SOFR + 0.220%, 01/27/25 (e)	1,000,000	999,999
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—0.5%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $4,000,989; collateralized by various Common Stock with an aggregate market value of $4,454,034	4,000,000	$4,000,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations at 3.875%, maturing 11/30/27, and an aggregate market value of $1,020,003	1,000,000	1,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $5,001,228; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $5,121,496	5,000,000	5,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $2,064,769; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $2,105,549	2,064,264	2,064,264
		12,064,264

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	300,000	300,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (f)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (f)	5,000,000	5,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (f)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (f)	5,000,000	5,000,000
		25,300,000
Total Securities Lending Reinvestments (Cost $38,364,264)		38,364,263
Total Investments—101.4% (Cost $1,913,460,722)		2,656,476,498
Other assets and liabilities (net)—(1.4)%		(36,575,316)
Net Assets—100.0%		$2,619,901,182

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $95,740,369 and the collateral received consisted of cash in the amount of
$38,364,264 and non-cash collateral with a value of $59,912,635. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
See accompanying notes to financial statements.
BHFTII-334

Brighthouse Funds Trust II
MFS® Value Portfolio
Schedule of Investments as of December 31, 2024
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$318,842,357	$0	$742,328,097
The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $986,227 in purchases and $444,686 in sales of investments, which are included above, and resulted in net realized gains of $157,215.
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(38,364,264)	$—	$—	$—	$(38,364,264)
Gross amount of recognized liabilities for securities lending transactions					$(38,364,264)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$197,821,181	$—	$—	$197,821,181
Banks	207,183,560	—	—	207,183,560
Beverages	29,393,654	26,567,246	—	55,960,900
Biotechnology	39,816,173	—	—	39,816,173
Building Products	7,509,624	—	—	7,509,624
Capital Markets	177,201,525	—	—	177,201,525
Chemicals	58,171,767	—	—	58,171,767
Consumer Finance	65,435,666	—	—	65,435,666
Consumer Staples Distribution & Retail	27,189,564	—	—	27,189,564
Electric Utilities	190,527,901	—	—	190,527,901
Electrical Equipment	32,476,466	—	—	32,476,466
Electronic Equipment, Instruments & Components	5,150,888	—	—	5,150,888
Food Products	27,636,115	29,720,756	—	57,356,871
Ground Transportation	58,159,768	—	—	58,159,768
Health Care Equipment & Supplies	41,741,743	—	—	41,741,743
Health Care Providers & Services	172,963,807	—	—	172,963,807
Hotels, Restaurants & Leisure	37,501,809	—	—	37,501,809
Household Products	18,038,967	15,002,324	—	33,041,291
Industrial Conglomerates	45,072,058	—	—	45,072,058
Industrial REITs	39,505,798	—	—	39,505,798
Insurance	319,609,046	—	—	319,609,046
IT Services	49,961,568	—	—	49,961,568
Machinery	63,575,296	—	—	63,575,296
Media	5,486,773	—	—	5,486,773
Multi-Utilities	44,002,220	—	—	44,002,220
Oil, Gas & Consumable Fuels	159,212,300	—	—	159,212,300
Personal Care Products	26,440,907	—	—	26,440,907
See accompanying notes to financial statements.
BHFTII-335

Brighthouse Funds Trust II
MFS® Value Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$117,913,033	$—	$—	$117,913,033
Professional Services	27,595,923	—	—	27,595,923
Semiconductors & Semiconductor Equipment	150,131,669	—	—	150,131,669
Specialized REITs	8,610,397	—	—	8,610,397
Specialty Retail	54,173,340	—	—	54,173,340
Trading Companies & Distributors	10,815,607	—	—	10,815,607
Total Common Stocks	2,516,026,113	71,290,326	—	2,587,316,439
Total Short-Term Investments*	—	30,795,796	—	30,795,796
Securities Lending Reinvestments
Certificate of Deposit	—	999,999	—	999,999
Repurchase Agreements	—	12,064,264	—	12,064,264
Mutual Funds	25,300,000	—	—	25,300,000
Total Securities Lending Reinvestments	25,300,000	13,064,263	—	38,364,263
Total Investments	$2,541,326,113	$115,150,385	$—	$2,656,476,498
Collateral for Securities Loaned (Liability)	$—	$(38,364,264)	$—	$(38,364,264)

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,918,327,513
Gross unrealized appreciation	807,390,554
Gross unrealized (depreciation)	(69,241,569)
Net unrealized appreciation (depreciation)	$738,148,985
See accompanying notes to financial statements.
BHFTII-336

Brighthouse Funds Trust II
MFS® Value Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$2,656,476,498
Cash	91,406
Receivable for:
Fund shares sold	737,733
Dividends and interest	3,629,721
Prepaid expenses	9,656
Total Assets	2,660,945,014
Liabilities
Collateral for securities loaned	38,364,264
Payable for:
Fund shares redeemed	577,907
Accrued Expenses:
Management fees	1,261,978
Distribution and service fees	180,154
Deferred trustees’ fees	343,348
Other expenses	316,181
Total Liabilities	41,043,832
Net Assets	$2,619,901,182
Net Assets Consist of:
Paid in surplus	$1,540,100,897
Distributable earnings (Accumulated losses)	1,079,800,285
Net Assets	$2,619,901,182
Net Assets
Class A	$1,742,566,570
Class B	762,643,164
Class D	9,487,870
Class E	105,203,578
Capital Shares Outstanding*
Class A	125,845,136
Class B	56,427,258
Class D	689,693
Class E	7,692,410
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.85
Class B	13.52
Class D	13.76
Class E	13.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,913,460,722.
(b)	Includes securities loaned at value of $95,740,369.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$62,318,054
Interest	975,393
Securities lending income	95,251
Other income	292,529
Total investment income	63,681,227
Expenses
Management fees	17,142,958
Administration fees	120,240
Custodian and accounting fees	129,799
Distribution and service fees—Class B	2,025,402
Distribution and service fees—Class D	10,013
Distribution and service fees—Class E	168,795
Audit and tax services	50,507
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	143,129
Insurance	23,755
Miscellaneous	27,650
Total expenses	19,962,031
Less management fee waiver	(1,773,826)
Net expenses	18,188,205
Net Investment Income	45,493,022
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	294,005,923
Foreign currency transactions	7,690
Net realized gain (loss)	294,013,613
Net change in unrealized appreciation (depreciation) on:
Investments	(24,132,860)
Foreign currency transactions	(80,539)
Net change in unrealized appreciation (depreciation)	(24,213,399)
Net realized and unrealized gain (loss)	269,800,214
Net Increase (Decrease) in Net Assets From Operations	$315,293,236

(a)	Net of foreign withholding taxes of $347,933.
See accompanying notes to financial statements.
BHFTII-337

Brighthouse Funds Trust II
MFS® Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,493,022	$48,898,844
Net realized gain (loss)	294,013,613	252,220,492
Net change in unrealized appreciation (depreciation)	(24,213,399)	(88,699,857)
Increase (decrease) in net assets from operations	315,293,236	212,419,479
From Distributions to Shareholders
Class A	(200,128,014)	(252,945,382)
Class B	(88,427,932)	(110,751,351)
Class D	(1,082,227)	(1,363,104)
Class E	(12,279,332)	(15,486,301)
Total distributions	(301,917,505)	(380,546,138)
Increase (decrease) in net assets from capital share transactions	(175,060,306)	113,957,024
Total increase (decrease) in net assets	(161,684,575)	(54,169,635)
Net Assets
Beginning of period	2,781,585,757	2,835,755,392
End of period	$2,619,901,182	$2,781,585,757

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	1,674,044	$23,747,817	2,980,330	$42,506,951
Reinvestments	15,172,708	200,128,014	19,623,381	252,945,382
Redemptions	(23,721,193)	(339,871,609)	(15,683,933)	(213,809,170)
Net increase (decrease)	(6,874,441)	$(115,995,778)	6,919,778	$81,643,163
Class B
Sales	1,303,850	$18,022,171	2,048,734	$28,653,519
Reinvestments	6,860,196	88,427,932	8,768,911	110,751,351
Redemptions	(11,175,225)	(155,874,910)	(8,193,151)	(110,138,625)
Net increase (decrease)	(3,011,179)	$(49,424,807)	2,624,494	$29,266,245
Class D
Sales	15,171	$214,724	9,377	$127,790
Reinvestments	82,550	1,082,227	106,326	1,363,104
Redemptions	(127,989)	(1,816,303)	(107,550)	(1,473,582)
Net increase (decrease)	(30,268)	$(519,352)	8,153	$17,312
Class E
Sales	231,667	$3,243,759	387,514	$5,461,962
Reinvestments	941,667	12,279,332	1,213,660	15,486,301
Redemptions	(1,749,817)	(24,643,460)	(1,310,107)	(17,917,959)
Net increase (decrease)	(576,483)	$(9,120,369)	291,067	$3,030,304
Increase (decrease) derived from capital shares transactions		$(175,060,306)		$113,957,024
See accompanying notes to financial statements.
BHFTII-338

Brighthouse Funds Trust II
MFS® Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.92	$14.91	$19.12	$15.63	$16.44
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.26	0.28	0.26	0.26
Net realized and unrealized gain (loss)	1.34	0.79	(1.68)	3.69	0.17
Total income (loss) from investment operations	1.58	1.05	(1.40)	3.95	0.43
Less Distributions
Distributions from net investment income	(0.28)	(0.28)	(0.30)	(0.28)	(0.30)
Distributions from net realized capital gains	(1.37)	(1.76)	(2.51)	(0.18)	(0.94)
Total distributions	(1.65)	(2.04)	(2.81)	(0.46)	(1.24)
Net Asset Value, End of Period	$13.85	$13.92	$14.91	$19.12	$15.63
Total Return (%) (b)	11.91	8.15	(5.98)	25.54	3.96
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.63	0.63	0.64
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.57	0.58
Ratio of net investment income (loss) to average net assets (%)	1.72	1.85	1.73	1.47	1.79
Portfolio turnover rate (%)	12	14	13	8	13
Net assets, end of period (in millions)	$1,742.6	$1,847.9	$1,876.1	$2,396.8	$2,393.8

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.62	$14.63	$18.81	$15.38	$16.20
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.22	0.23	0.21	0.22
Net realized and unrealized gain (loss)	1.31	0.77	(1.65)	3.64	0.16
Total income (loss) from investment operations	1.51	0.99	(1.42)	3.85	0.38
Less Distributions
Distributions from net investment income	(0.24)	(0.24)	(0.25)	(0.24)	(0.26)
Distributions from net realized capital gains	(1.37)	(1.76)	(2.51)	(0.18)	(0.94)
Total distributions	(1.61)	(2.00)	(2.76)	(0.42)	(1.20)
Net Asset Value, End of Period	$13.52	$13.62	$14.63	$18.81	$15.38
Total Return (%) (b)	11.66	7.85	(6.22)	25.30	3.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.83	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	1.47	1.60	1.48	1.22	1.54
Portfolio turnover rate (%)	12	14	13	8	13
Net assets, end of period (in millions)	$762.6	$809.8	$831.3	$1,030.7	$947.8
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-339

Brighthouse Funds Trust II
MFS® Value Portfolio
Financial Highlights
Selected per share data
	Class D
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.84	$14.84	$19.03	$15.56	$16.37
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.24	0.26	0.24	0.24
Net realized and unrealized gain (loss)	1.32	0.78	(1.66)	3.67	0.17
Total income (loss) from investment operations	1.55	1.02	(1.40)	3.91	0.41
Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.28)	(0.26)	(0.28)
Distributions from net realized capital gains	(1.37)	(1.76)	(2.51)	(0.18)	(0.94)
Total distributions	(1.63)	(2.02)	(2.79)	(0.44)	(1.22)
Net Asset Value, End of Period	$13.76	$13.84	$14.84	$19.03	$15.56
Total Return (%) (b)	11.79	8.00	(6.02)	25.42	3.85
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	0.68	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	1.62	1.75	1.64	1.37	1.69
Portfolio turnover rate (%)	12	14	13	8	13
Net assets, end of period (in millions)	$9.5	$10.0	$10.6	$12.7	$11.5

	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$13.77	$14.77	$18.96	$15.50	$16.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.23	0.25	0.23	0.23
Net realized and unrealized gain (loss)	1.31	0.79	(1.66)	3.66	0.16
Total income (loss) from investment operations	1.53	1.02	(1.41)	3.89	0.39
Less Distributions
Distributions from net investment income	(0.25)	(0.26)	(0.27)	(0.25)	(0.27)
Distributions from net realized capital gains	(1.37)	(1.76)	(2.51)	(0.18)	(0.94)
Total distributions	(1.62)	(2.02)	(2.78)	(0.43)	(1.21)
Net Asset Value, End of Period	$13.68	$13.77	$14.77	$18.96	$15.50
Total Return (%) (b)	11.72	7.97	(6.10)	25.40	3.75
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.57	1.70	1.59	1.32	1.64
Portfolio turnover rate (%)	12	14	13	8	13
Net assets, end of period (in millions)	$105.2	$113.9	$117.8	$140.1	$128.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-340

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Banks — 7.9%
Bank of Hawaii Corp.	24,958	$1,778,008
Community Financial System, Inc.	173,110	10,677,425
Cullen/Frost Bankers, Inc.	80,468	10,802,829
First Financial Bankshares, Inc.	163,064	5,878,457
Glacier Bancorp, Inc.	165,880	8,330,494
Lakeland Financial Corp.	70,481	4,846,274
Prosperity Bancshares, Inc.	136,569	10,290,474
Stock Yards Bancorp, Inc.	85,630	6,131,964
UMB Financial Corp.	24,667	2,783,918
United Community Banks, Inc.	232,005	7,496,081
		69,015,924
Building Products — 3.9%
Armstrong World Industries, Inc.	49,247	6,960,079
CSW Industrials, Inc.	35,254	12,437,611
Hayward Holdings, Inc. (a)	398,965	6,100,175
Simpson Manufacturing Co., Inc.	38,874	6,446,475
Trex Co., Inc. (a)	30,212	2,085,534
		34,029,874
Capital Markets — 1.6%
Hamilton Lane, Inc. - Class A	36,695	5,432,695
Houlihan Lokey, Inc.	50,986	8,854,229
		14,286,924
Chemicals — 0.9%
Element Solutions, Inc.	317,893	8,084,019
Commercial Services & Supplies — 3.3%
Brady Corp. - Class A	23,732	1,752,608
Casella Waste Systems, Inc. - Class A (a)	37,992	4,019,933
Rollins, Inc.	142,848	6,621,005
Tetra Tech, Inc.	370,415	14,757,334
VSE Corp.	20,802	1,978,270
		29,129,150
Construction & Engineering — 3.5%
Arcosa, Inc.	121,832	11,786,028
Valmont Industries, Inc.	52,777	16,185,123
WillScot Holdings Corp. (a)	66,952	2,239,544
		30,210,695
Construction Materials — 1.6%
Eagle Materials, Inc.	56,528	13,948,849
Containers & Packaging — 1.1%
AptarGroup, Inc.	61,582	9,674,532
Distributors — 1.3%
Pool Corp.	32,238	10,991,224
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. (a)	59,827	6,631,823
Electric Utilities — 0.7%
IDACORP, Inc.	53,228	5,816,756
Security Description	Shares	Value
Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries, Inc.	57,084	$6,600,623
Badger Meter, Inc.	5,695	1,208,023
Knowles Corp. (a)	94,709	1,887,550
Littelfuse, Inc.	54,650	12,878,273
Novanta, Inc. (a)	39,938	6,101,328
Rogers Corp. (a)	54,747	5,562,843
		34,238,640
Energy Equipment & Services — 2.6%
Cactus, Inc. - Class A	96,061	5,606,120
Oceaneering International, Inc. (a)	262,490	6,845,739
TerraVest Industries, Inc.	18,271	1,421,057
Tidewater, Inc. (a)	156,934	8,585,859
		22,458,775
Financial Services — 1.5%
Jack Henry & Associates, Inc.	34,487	6,045,571
Shift4 Payments, Inc. - Class A (a)	65,241	6,770,711
		12,816,282
Food Products — 0.4%
Utz Brands, Inc.	214,755	3,363,063
Gas Utilities — 0.5%
Chesapeake Utilities Corp.	37,034	4,494,076
Health Care Equipment & Supplies — 2.4%
Haemonetics Corp. (a)	188,459	14,714,879
UFP Technologies, Inc. (a)	24,459	5,980,470
		20,695,349
Health Care Providers & Services — 2.2%
Chemed Corp.	25,682	13,606,323
CorVel Corp. (a)	46,830	5,210,306
		18,816,629
Hotels, Restaurants & Leisure — 1.7%
Texas Roadhouse, Inc.	80,857	14,589,029
Household Durables — 0.6%
Installed Building Products, Inc.	29,068	5,094,167
Household Products — 1.0%
Church & Dwight Co., Inc.	34,832	3,647,259
WD-40 Co.	20,060	4,868,161
		8,515,420
Insurance — 3.4%
AMERISAFE, Inc.	101,462	5,229,351
Hagerty, Inc. - Class A (a)	270,803	2,613,249
RLI Corp.	67,765	11,169,705
Stewart Information Services Corp.	84,241	5,685,425
White Mountains Insurance Group Ltd.	2,514	4,889,881
		29,587,611
See accompanying notes to financial statements.
BHFTII-341

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Life Sciences Tools & Services — 3.4%
Bio-Techne Corp.	189,839	$13,674,103
ICON PLC (a)	25,974	5,447,007
Stevanato Group SpA	210,364	4,583,832
West Pharmaceutical Services, Inc.	19,261	6,309,133
		30,014,075
Machinery — 15.2%
Crane Co.	39,041	5,924,472
Enerpac Tool Group Corp.	111,145	4,566,948
Enpro, Inc.	29,666	5,115,902
Esab Corp.	99,378	11,919,397
ESCO Technologies, Inc.	59,445	7,918,668
Federal Signal Corp.	78,322	7,236,170
Gates Industrial Corp. PLC (a)	250,306	5,148,794
Graco, Inc.	89,712	7,561,825
Hillman Solutions Corp. (a)	436,235	4,248,929
Kadant, Inc.	41,484	14,311,565
Lindsay Corp.	57,575	6,811,698
Miller Industries, Inc.	27,433	1,793,021
Nordson Corp.	18,761	3,925,552
Omega Flex, Inc.	5,820	244,265
RBC Bearings, Inc. (a)	53,130	15,893,308
SPX Technologies, Inc. (a)	83,054	12,086,018
Standex International Corp.	49,887	9,328,370
Toro Co.	108,199	8,666,740
		132,701,642
Marine Transportation — 1.9%
Kirby Corp. (a)	158,579	16,777,658
Media — 1.4%
Nexstar Media Group, Inc.	75,613	11,944,586
Oil, Gas & Consumable Fuels — 3.3%
CNX Resources Corp. (a)	362,457	13,291,298
Sitio Royalties Corp. - Class A	354,718	6,803,491
Texas Pacific Land Corp.	2,843	3,144,244
Viper Energy, Inc.	118,597	5,819,555
		29,058,588
Pharmaceuticals — 0.3%
Amphastar Pharmaceuticals, Inc. (a)	67,462	2,504,864
Professional Services — 2.7%
CRA International, Inc.	37,538	7,027,114
Exponent, Inc.	116,169	10,350,658
FTI Consulting, Inc. (a)	34,663	6,625,139
		24,002,911
Real Estate Management & Development — 2.2%
Colliers International Group, Inc.	31,800	4,323,846
FirstService Corp.	82,414	14,918,582
		19,242,428
Semiconductors & Semiconductor Equipment — 3.9%
Lattice Semiconductor Corp. (a)	238,344	13,502,188
Security Description	Shares/ Principal Amount*	Value
Semiconductors & Semiconductor Equipment—(Continued)
MKS Instruments, Inc.	88,021	$9,188,512
Power Integrations, Inc.	190,963	11,782,417
		34,473,117
Software — 10.7%
CommVault Systems, Inc. (a)	81,829	12,348,814
Computer Modelling Group Ltd.	302,474	2,244,055
Fair Isaac Corp. (a)	7,893	15,714,410
Manhattan Associates, Inc. (a)	62,727	16,951,344
Qualys, Inc. (a)	60,533	8,487,937
SPS Commerce, Inc. (a)	86,933	15,994,803
Tyler Technologies, Inc. (a)	18,945	10,924,445
Vertex, Inc. - Class A (a)	194,448	10,373,801
		93,039,609
Specialty Retail — 4.0%
Asbury Automotive Group, Inc. (a)	43,412	10,550,418
Floor & Decor Holdings, Inc. - Class A (a)	74,389	7,416,583
Tractor Supply Co.	138,860	7,367,912
Valvoline, Inc. (a)	53,654	1,941,202
Winmark Corp.	18,956	7,451,035
		34,727,150
Trading Companies & Distributors — 2.6%
Richelieu Hardware Ltd.	97,716	2,653,889
SiteOne Landscape Supply, Inc. (a)	32,369	4,265,263
Transcat, Inc. (a)	44,283	4,682,485
Watsco, Inc.	23,999	11,372,886
		22,974,523
Water Utilities — 0.6%
American States Water Co.	68,687	5,338,354
Total Common Stocks (Cost $535,312,675)		863,288,316

Short-Term Investments—1.0%
Repurchase Agreement—1.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $8,969,537; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $9,147,290	8,967,918	8,967,918
Total Short-Term Investments (Cost $8,967,918)		8,967,918
Total Investments—100.0% (Cost $544,280,593)		872,256,234
Other assets and liabilities (net)—0.0%		55,050
Net Assets—100.0%		$872,311,284

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
See accompanying notes to financial statements.
BHFTII-342

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Schedule of Investments as of December 31, 2024
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$145,647,477	$0	$284,624,315
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$863,288,316	$—	$—	$863,288,316
Total Short-Term Investments*	—	8,967,918	—	8,967,918
Total Investments	$863,288,316	$8,967,918	$—	$872,256,234

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$544,460,790
Gross unrealized appreciation	344,428,237
Gross unrealized (depreciation)	(16,632,793)
Net unrealized appreciation (depreciation)	$327,795,444
See accompanying notes to financial statements.
BHFTII-343

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a)	$872,256,234
Receivable for:
Investments sold	466,488
Fund shares sold	795,732
Dividends and interest	425,557
Prepaid expenses	3,209
Total Assets	873,947,220
Liabilities
Payable for:
Investments purchased	440,075
Fund shares redeemed	131,438
Accrued Expenses:
Management fees	593,990
Distribution and service fees	64,590
Deferred trustees’ fees	233,629
Other expenses	172,214
Total Liabilities	1,635,936
Net Assets	$872,311,284
Net Assets Consist of:
Paid in surplus	$436,670,470
Distributable earnings (Accumulated losses)	435,640,814
Net Assets	$872,311,284
Net Assets
Class A	$560,134,222
Class B	252,634,537
Class E	59,542,525
Capital Shares Outstanding*
Class A	30,781,931
Class B	14,594,417
Class E	3,373,071
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.20
Class B	17.31
Class E	17.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $544,280,593.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$8,618,668
Interest	361,741
Total investment income	8,980,409
Expenses
Management fees	7,649,892
Administration fees	49,591
Custodian and accounting fees	48,335
Distribution and service fees—Class B	673,087
Distribution and service fees—Class E	95,155
Audit and tax services	48,299
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	103,912
Insurance	7,883
Miscellaneous	16,008
Total expenses	8,811,946
Less management fee waiver	(587,493)
Less broker commission recapture	(16,188)
Net expenses	8,208,265
Net Investment Income	772,144
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	107,650,100
Foreign currency transactions	(611)
Net realized gain (loss)	107,649,489
Net change in unrealized appreciation (depreciation) on:
Investments	(24,954,216)
Foreign currency transactions	4
Net change in unrealized appreciation (depreciation)	(24,954,212)
Net realized and unrealized gain (loss)	82,695,277
Net Increase (Decrease) in Net Assets From Operations	$83,467,421

(a)	Net of foreign withholding taxes of $28,480.
See accompanying notes to financial statements.
BHFTII-344

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$772,144	$1,210,633
Net realized gain (loss)	107,649,489	87,445,942
Net change in unrealized appreciation (depreciation)	(24,954,212)	43,080,157
Increase (decrease) in net assets from operations	83,467,421	131,736,732
From Distributions to Shareholders
Class A	(56,575,893)	(51,424,650)
Class B	(26,527,607)	(24,209,465)
Class E	(6,124,704)	(5,813,703)
Total distributions	(89,228,204)	(81,447,818)
Increase (decrease) in net assets from capital share transactions	(54,540,347)	(8,695,362)
Total increase (decrease) in net assets	(60,301,130)	41,593,552
Net Assets
Beginning of period	932,612,414	891,018,862
End of period	$872,311,284	$932,612,414

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	713,783	$13,131,893	458,017	$8,073,333
Reinvestments	3,260,858	56,575,893	2,960,544	51,424,650
Redemptions	(5,350,087)	(101,320,891)	(3,618,864)	(65,270,485)
Net increase (decrease)	(1,375,446)	$(31,613,105)	(200,303)	$(5,772,502)
Class B
Sales	415,103	$7,313,998	682,055	$11,541,873
Reinvestments	1,604,816	26,527,607	1,454,022	24,209,465
Redemptions	(2,901,866)	(51,650,418)	(2,066,712)	(35,441,549)
Net increase (decrease)	(881,947)	$(17,808,813)	69,365	$309,789
Class E
Sales	69,492	$1,239,553	30,435	$523,699
Reinvestments	363,700	6,124,704	343,599	5,813,703
Redemptions	(692,122)	(12,482,686)	(550,244)	(9,570,051)
Net increase (decrease)	(258,930)	$(5,118,429)	(176,210)	$(3,232,649)
Increase (decrease) derived from capital shares transactions		$(54,540,347)		$(8,695,362)
See accompanying notes to financial statements.
BHFTII-345

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$18.47	$17.51	$26.57	$24.01	$20.75
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.04	0.04	(0.01)	0.03
Net realized and unrealized gain (loss)	1.56	2.57	(5.32)	4.26	4.74
Total income (loss) from investment operations	1.59	2.61	(5.28)	4.25	4.77
Less Distributions
Distributions from net investment income	(0.03)	(0.02)	0.00	(0.02)	(0.04)
Distributions from net realized capital gains	(1.83)	(1.63)	(3.78)	(1.67)	(1.47)
Total distributions	(1.86)	(1.65)	(3.78)	(1.69)	(1.51)
Net Asset Value, End of Period	$18.20	$18.47	$17.51	$26.57	$24.01
Total Return (%) (b)	9.10	15.53	(19.15)	18.41	25.11
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.86	0.84	0.86
Net ratio of expenses to average net assets (%) (c)	0.81	0.80	0.81	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.17	0.22	0.18	(0.04)	0.17
Portfolio turnover rate (%)	16	16	13	10	12
Net assets, end of period (in millions)	$560.1	$593.9	$566.6	$767.1	$739.6

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.67	$16.84	$25.79	$23.39	$20.27
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	(0.01)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	1.48	2.47	(5.16)	4.14	4.61
Total income (loss) from investment operations	1.47	2.46	(5.17)	4.07	4.59
Less Distributions
Distributions from net realized capital gains	(1.83)	(1.63)	(3.78)	(1.67)	(1.47)
Total distributions	(1.83)	(1.63)	(3.78)	(1.67)	(1.47)
Net Asset Value, End of Period	$17.31	$17.67	$16.84	$25.79	$23.39
Total Return (%) (b)	8.81	15.20	(19.32)	18.12	24.76
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.12	1.11	1.09	1.11
Net ratio of expenses to average net assets (%) (c)	1.06	1.05	1.06	1.08	1.10
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.03)	(0.07)	(0.29)	(0.08)
Portfolio turnover rate (%)	16	16	13	10	12
Net assets, end of period (in millions)	$252.6	$273.5	$259.4	$356.0	$345.9
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-346

Brighthouse Funds Trust II
Neuberger Berman Genesis Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.97	$17.08	$26.07	$23.61	$20.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (d)	0.01	0.01	(0.05)	0.00 (d)
Net realized and unrealized gain (loss)	1.51	2.51	(5.22)	4.18	4.67
Total income (loss) from investment operations	1.51	2.52	(5.21)	4.13	4.67
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.83)	(1.63)	(3.78)	(1.67)	(1.47)
Total distributions	(1.83)	(1.63)	(3.78)	(1.67)	(1.48)
Net Asset Value, End of Period	$17.65	$17.97	$17.08	$26.07	$23.61
Total Return (%) (b)	8.90	15.35	(19.26)	18.21	24.96
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.01	0.99	1.01
Net ratio of expenses to average net assets (%) (c)	0.96	0.95	0.96	0.98	1.00
Ratio of net investment income (loss) to average net assets (%)	0.02	0.06	0.03	(0.19)	0.02
Portfolio turnover rate (%)	16	16	13	10	12
Net assets, end of period (in millions)	$59.5	$65.3	$65.0	$91.1	$90.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
See accompanying notes to financial statements.
BHFTII-347

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 0.8%
Boeing Co. (a)	96,770	$17,128,290
Automobiles — 3.1%
Ferrari NV (b)	31,791	13,506,088
Tesla, Inc. (a)	139,145	56,192,317
		69,698,405
Biotechnology — 1.2%
Argenx SE (ADR) (a)	29,838	18,350,370
Natera, Inc. (a)	52,032	8,236,666
		26,587,036
Broadline Retail — 10.0%
Amazon.com, Inc. (a)	939,091	206,027,174
Coupang, Inc. (a)	699,411	15,373,054
MercadoLibre, Inc. (a)	4,500	7,651,980
		229,052,208
Capital Markets — 0.6%
Charles Schwab Corp.	189,388	14,016,606
Chemicals — 0.5%
Linde PLC	29,332	12,280,429
Diversified Consumer Services — 0.2%
Duolingo, Inc. (a)	15,017	4,868,962
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	35,656	10,190,128
Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. - Class A	248,994	17,292,633
Keysight Technologies, Inc. (a)	44,400	7,131,972
Teledyne Technologies, Inc. (a)	39,705	18,428,282
		42,852,887
Entertainment — 2.8%
Netflix, Inc. (a)	51,127	45,570,518
Spotify Technology SA (a) (b)	38,335	17,150,312
		62,720,830
Financial Services — 5.6%
Fiserv, Inc. (a)	86,726	17,815,255
Mastercard, Inc. - Class A	95,417	50,243,730
Visa, Inc. - Class A (b)	192,138	60,723,293
		128,782,278
Ground Transportation — 0.3%
Old Dominion Freight Line, Inc.	44,812	7,904,837
Health Care Equipment & Supplies — 2.1%
IDEXX Laboratories, Inc. (a)	5,670	2,344,205
Intuitive Surgical, Inc. (a)	69,097	36,065,870
Stryker Corp.	24,323	8,757,496
		47,167,571
Security Description	Shares	Value
Health Care Providers & Services — 1.3%
Cigna Group	35,965	$9,931,375
UnitedHealth Group, Inc.	39,107	19,782,667
		29,714,042
Hotels, Restaurants & Leisure — 2.3%
Booking Holdings, Inc.	2,723	13,529,007
Chipotle Mexican Grill, Inc. (a)	420,000	25,326,000
Starbucks Corp.	140,443	12,815,424
		51,670,431
Insurance — 0.3%
Chubb Ltd.	27,084	7,483,309
Interactive Media & Services — 12.1%
Alphabet, Inc. - Class A	799,781	151,398,543
Alphabet, Inc. - Class C	11,116	2,116,931
Meta Platforms, Inc. - Class A	191,649	112,212,406
Pinterest, Inc. - Class A (a)	317,339	9,202,831
		274,930,711
IT Services — 1.7%
Shopify, Inc. - Class A (a)	264,216	28,094,087
Snowflake, Inc. - Class A (a)	63,600	9,820,476
Stripe, Inc. - Class B † (a) (c) (d)	63,278	1,740,778
		39,655,341
Life Sciences Tools & Services — 1.4%
Danaher Corp.	89,325	20,504,554
Thermo Fisher Scientific, Inc.	22,353	11,628,701
		32,133,255
Pharmaceuticals — 2.9%
Eli Lilly & Co.	84,568	65,286,496
Semiconductors & Semiconductor Equipment — 13.4%
Advanced Micro Devices, Inc. (a)	29,500	3,563,305
ASML Holding NV	16,403	11,368,591
Broadcom, Inc.	113,400	26,290,656
NVIDIA Corp.	1,879,526	252,401,547
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	58,400	11,533,416
		305,157,515
Software — 21.3%
AppLovin Corp. - Class A (a)	62,345	20,189,181
Atlassian Corp. - Class A (a)	47,360	11,526,477
Autodesk, Inc. (a)	49,650	14,675,050
Dynatrace, Inc. (a)	177,852	9,666,256
Epic Games, Inc. † (a) (c) (d)	7,488	4,770,680
HubSpot, Inc. (a)	21,253	14,808,453
Intuit, Inc.	42,592	26,769,072
Magic Leap, Inc. - Class A † (a) (c) (d)	10,914	0
Microsoft Corp.	674,385	284,253,277
Monday.com Ltd. (a)	3,511	826,630
Roper Technologies, Inc.	29,759	15,470,216
Salesforce, Inc.	31,039	10,377,269
BHFTII-348

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Short-Term Investments—1.0%
Security Description	Shares	Value
Software—(Continued)
ServiceNow, Inc. (a)	46,613	$49,415,374
Synopsys, Inc. (a)	47,997	23,295,824
		486,043,759
Specialty Retail — 0.2%
Floor & Decor Holdings, Inc. - Class A (a) (b)	37,875	3,776,138
Technology Hardware, Storage & Peripherals — 10.2%
Apple, Inc. (b)	929,423	232,746,108
Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc. (a) (b)	59,578	22,783,223
Total Common Stocks (Cost $1,083,450,079)		2,224,630,795

Convertible Preferred Stocks—1.2%
Automobiles — 0.3%
GM Cruise Holdings LLC - Class F † (a) (c) (d)	196,100	196,100
Nuro, Inc. - Series C † (a) (c) (d)	179,741	1,283,351
Sila Nanotechnologies, Inc. - Series F † (a) (c) (d)	52,110	1,018,949
Sila Nanotechnologies, Inc. - Series G † (a) (c) (d)	109,913	1,804,424
Waymo LLC - Series A-2 † (a) (c) (d)	26,511	2,128,833
		6,431,657
Commercial Services & Supplies — 0.3%
Redwood Materials- Series D † (a) (c) (d)	110,579	6,554,017
Consumer Staples Distribution & Retail — 0.0%
Rappi, Inc.- Series E † (a) (c) (d)	52,748	1,150,434
Electrical Equipment — 0.1%
Form Energy, Inc.- Series F † (a) (c) (d)	89,634	2,167,700
Metals & Mining — 0.1%
KoBold Metals, Inc.- Series C-1 † (a) (c) (d)	26,380	2,241,052
Semiconductors & Semiconductor Equipment — 0.1%
Lightmatter, Inc.- Series D † (a) (c) (d)	16,978	1,362,153
Software — 0.3%
Celonis SE - Series D † (a) (c) (d)	1,177	237,625
Databricks, Inc. - Series I † (a) (c) (d)	68,560	6,341,800
		6,579,425
Total Convertible Preferred Stocks (Cost $31,832,219)		26,486,438

Preferred Stocks—0.3%
Life Sciences Tools & Services — 0.3%
Sartorius AG (Cost $11,217,745)	30,545	6,808,294

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—1.0%
T. Rowe Price Government Reserve Fund, 4.658% (e) (f)	23,800,124	$23,800,124
Total Short-Term Investments (Cost $23,800,124)		23,800,124

Securities Lending Reinvestments (g)—1.4%
Certificates of Deposit—0.2%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (h)	1,000,000	1,000,000
Bank of Nova Scotia
4.680%, SOFR + 0.310%, 03/19/25 (h)	2,000,000	1,999,984
Canadian Imperial Bank of Commerce (NY)
4.730%, SOFR + 0.360%, 01/09/25 (h)	1,000,000	1,000,038
Toronto-Dominion Bank
4.840%, SOFR + 0.380%, 01/08/25 (h)	1,000,000	999,995
		5,000,017
Repurchase Agreements—0.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $800,198; collateralized by various Common Stock with an aggregate market value of $890,807	800,000	800,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $2,344,764; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $2,391,075	2,344,191	2,344,191
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $3,013,417; collateralized by various Common Stock with an aggregate market value of $3,333,759	3,000,000	3,000,000
		6,144,191

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (f)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (f)	5,000,000	5,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (f)	5,000,000	5,000,000
BHFTII-349

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (g)—(Continued)
Security Description	Shares	Value
Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (f)	2,000,000	$2,000,000
		21,000,000
Total Securities Lending Reinvestments (Cost $32,144,191)		32,144,208
Total Investments—101.5% (Cost $1,182,444,358)		2,313,869,859
Other assets and liabilities (net)—(1.5)%		(34,302,108)
Net Assets—100.0%		$2,279,567,751

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2024, the market value of restricted securities was $32,997,896, which is 1.4% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $119,517,525 and the collateral received consisted of cash in the amount of $32,144,191 and non-cash collateral with a value of $90,331,144. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 1.4% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(h)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Celonis SE - Series D	10/04/22	1,177	$435,243	$237,625
Databricks, Inc. - Series I	09/14/23	68,560	5,039,160	6,341,800
Epic Games, Inc.	06/18/20	7,488	4,310,738	4,770,680
Form Energy, Inc. - Series F	10/04/24	89,634	2,167,700	2,167,700
GM Cruise Holdings LLC - Class F	05/07/19	196,100	3,578,825	196,100
KoBold Metals, Inc. - Series C-1	09/20/24	26,380	2,241,052	2,241,052
Lightmatter, Inc. - Series D	10/11/24	16,978	1,362,153	1,362,153
Magic Leap, Inc. - Class A	01/20/16-10/12/17	10,914	5,305,346	0
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	1,283,351
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	1,150,434
Redwood Materials - Series D	06/02/23	110,579	5,278,584	6,554,017
Sila Nanotechnologies, Inc. - Series F	01/07/21	52,110	2,150,726	1,018,949
Sila Nanotechnologies, Inc. - Series G	06/26/24	109,913	1,804,420	1,804,424
Stripe, Inc. - Class B	12/17/19	63,278	992,832	1,740,778
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	2,128,833
				$32,997,896
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2024 is as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Ending Value as of December 31, 2024
T. Rowe Price Government Reserve Fund	$7,856,074	$352,355,588	$(336,411,538)	$23,800,124

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2024
T. Rowe Price Government Reserve Fund	$326,917	23,800,124
BHFTII-350

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$692,476,782	$0	$1,160,602,499
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(32,144,191)	$—	$—	$—	$(32,144,191)
Gross amount of recognized liabilities for securities lending transactions					$(32,144,191)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,128,290	$—	$—	$17,128,290
Automobiles	69,698,405	—	—	69,698,405
Biotechnology	26,587,036	—	—	26,587,036
Broadline Retail	229,052,208	—	—	229,052,208
Capital Markets	14,016,606	—	—	14,016,606
Chemicals	12,280,429	—	—	12,280,429
Diversified Consumer Services	4,868,962	—	—	4,868,962
Electrical Equipment	10,190,128	—	—	10,190,128
Electronic Equipment, Instruments & Components	42,852,887	—	—	42,852,887
Entertainment	62,720,830	—	—	62,720,830
Financial Services	128,782,278	—	—	128,782,278
Ground Transportation	7,904,837	—	—	7,904,837
Health Care Equipment & Supplies	47,167,571	—	—	47,167,571
Health Care Providers & Services	29,714,042	—	—	29,714,042
Hotels, Restaurants & Leisure	51,670,431	—	—	51,670,431
Insurance	7,483,309	—	—	7,483,309
Interactive Media & Services	274,930,711	—	—	274,930,711
IT Services	37,914,563	—	1,740,778	39,655,341
Life Sciences Tools & Services	32,133,255	—	—	32,133,255
Pharmaceuticals	65,286,496	—	—	65,286,496
Semiconductors & Semiconductor Equipment	305,157,515	—	—	305,157,515
Software	481,273,079	—	4,770,680	486,043,759
Specialty Retail	3,776,138	—	—	3,776,138
Technology Hardware, Storage & Peripherals	232,746,108	—	—	232,746,108
Textiles, Apparel & Luxury Goods	22,783,223	—	—	22,783,223
Total Common Stocks	2,218,119,337	—	6,511,458	2,224,630,795
Total Convertible Preferred Stocks*	—	—	26,486,438	26,486,438
Total Preferred Stocks*	—	6,808,294	—	6,808,294
Total Short-Term Investments*	23,800,124	—	—	23,800,124
Securities Lending Reinvestments
Certificates of Deposit	—	5,000,017	—	5,000,017
Repurchase Agreements	—	6,144,191	—	6,144,191
BHFTII-351

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$21,000,000	$—	$—	$21,000,000
Total Securities Lending Reinvestments	21,000,000	11,144,208	—	32,144,208
Total Investments	$2,262,919,461	$17,952,502	$32,997,896	$2,313,869,859
Collateral for Securities Loaned (Liability)	$—	$(32,144,191)	$—	$(32,144,191)

*	See Schedule of Investments for additional detailed categorizations.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of December 31, 2023	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2024	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2024
Common Stocks
IT Services	$1,413,631	$—	$—	$—	$327,147	$1,740,778	$327,147
Software	3,576,989	—	—	—	1,193,691	4,770,680	1,193,691
Convertible Preferred Stocks
Automobiles	4,449,608	1,804,420	—	—	177,629	6,431,657	177,629
Commercial Services & Supplies	5,278,580	—	—	—	1,275,437	6,554,017	1,275,437
Consumer Staples Distribution & Retail	1,198,435	—	—	—	(48,001)	1,150,434	(48,001)
Electrical Equipment	—	2,167,700	—	—	—	2,167,700	—
Financial Services	2,898,242	—	(2,959,806)	61,564	—	—	—
Metals & Mining	—	2,241,052	—	—	—	2,241,052	—
Semiconductors & Semiconductor Equipment	—	1,362,153	—	—	—	1,362,153	—
Software	5,156,378	—	—	—	1,423,047	6,579,425	1,423,047
	$23,971,863	$7,575,325	$(2,959,806)	$61,564	$4,348,950	$32,997,896	4,348,950
BHFTII-352

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024

	Fair Value at December 31, 2024	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
IT Services	$1,740,778 (a )	Market Transaction Method	Precedent Transaction	$27.51	$27.51	$27.51	Increase
Software	4,770,680 (b )	Market Transaction Method	Precedent Transaction	$600.00	$600.00	$600.00	Increase
		Calibration Model	Calculated Enterprise Value/Sales	4.9x	7.0x	6.0x	Increase
			Calculated Enterprise Value/Gross Profit	11.4x	13.7x	12.6x	Increase
			Implied Premium	1.00%	84.00%	45.50%	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	0	Liquidation Analysis	Expected Payout	$0.00	$0.00	$0.00	Increase
Convertible Preferred Stocks
Automobiles	196,100 (c)	Liquidation Analysis	Expected Payout	$1.00	$1.00	$1.00	Increase
	1,283,351	Comparable Company Analysis	Enterprise Value/Sales	2.5x	2.5x	2.5x	Increase
			Forward Enterprise Value/Sales	3.1x	4.4x	3.8x	Increase
			Discount Rate	45.00%	45.00%	45.00%	Decrease
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	2,823,373 (d )	Market Transaction Method	Precedent Transaction	$16.42	$16.42	$16.42	Increase
			Anti-Dilution Conversion Ratio	1.00x	1.19x	1.07x	Increase
	2,128,833 (a )	Market Transaction Method	Precedent Transaction	$78.20	$78.20	$78.20	Increase
			Anti-Dilution Conversion Ratio	1.027x	1.027x	1.027x	Increase
Commercial Services & Supplies	6,554,017 (e)	Market Transaction Method	Precedent Transactions	$50.00	$63.16	$57.02	Increase
		Calibration Model	Calculated Enterprise Value/Sales	0.2x	0.2x	0.2x	Increase
			Calculated Enterprise Value/EBITDA	1.1x	1.1x	1.1x	Increase
			Implied Discount	37.00%	47.00%	42.00%	Decrease
Consumer Staples Distribution & Retail	1,150,434	Comparable Company Analysis	Enterprise Value/GMV	0.7x	0.8x	0.8x	Increase
			Enterprise Value/Gross Profit	6.6x	8.0x	7.3x	Increase
			Enterprise Value/EBITDA	13.6x	18.5x	16.1x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Electrical Equipment	2,167,700	Market Transaction Method	Precedent Transaction	$24.18	$24.18	$24.18	Increase
Metals & Mining	2,241,052	Market Transaction Method	Precedent Transactions	$84.95	$84.95	$84.95	Increase
Semiconductors & Semiconductor Equipment	1,362,153	Market Transaction Method	Precedent Transactions	$80.23	$80.23	$80.23	Increase
Software	237,625 (b )	Market Transaction Method	Precedent Transactions	$221.00	$221.00	$221.00	Increase
		Comparable Company Analysis	Enterprise Value/Sales	9.9x	11.9x	10.9x	Increase
			Enterprise Value/Gross Profit	12.2x	14.7x	13.5x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	6,341,800	Market Transaction Method	Precedent Transaction	$92.50	$92.50	$92.50	Increase

(a)
For the year ended December 31, 2024, the valuation technique for investments amounting to $3,869,611 changed to a market transaction approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)
For the year ended December 31, 2024, the valuation technique for investments amounting to $5,008,305 changed to a multi-tiered approach. The investments were previously valued utilizing only a calibration model approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(c)
For the year ended December 31, 2024, the valuation technique for investments amounting to $196,100 changed to a liquidation analysis. The investments were previously valued utilizing a discounted projected multiple approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(d)
For the year ended December 31, 2024, the valuation technique for investments amounting to $2,823,373 changed to a market transaction approach. The investments were previously valued utilizing a comparable company analysis approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(e)
For the year ended December 31, 2024, the valuation technique for investments amounting to $6,554,017 changed to a multi-tiered approach. The investments were previously valued utilizing only a market transaction method. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

BHFTII-353

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,188,167,370
Gross unrealized appreciation	1,163,467,882
Gross unrealized (depreciation)	(37,765,393)
Net unrealized appreciation (depreciation)	$1,125,702,489
BHFTII-354

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$2,290,069,735
Affiliated investments at value (c)	23,800,124
Cash	1,300,000
Receivable for:
Investments sold	130,918
Fund shares sold	157,790
Dividends	188,301
Dividends on affiliated investments	18,142
Prepaid expenses	7,801
Total Assets	2,315,672,811
Liabilities
Collateral for securities loaned	32,144,191
Payable for:
Affiliated investments purchased	17,583
Fund shares redeemed	2,189,403
Accrued Expenses:
Management fees	1,036,007
Distribution and service fees	231,924
Deferred trustees’ fees	233,629
Other expenses	252,323
Total Liabilities	36,105,060
Net Assets	$2,279,567,751
Net Assets Consist of:
Paid in surplus	$839,548,175
Distributable earnings (Accumulated losses)	1,440,019,576
Net Assets	$2,279,567,751
Net Assets
Class A	$1,208,766,681
Class B	1,033,558,881
Class E	37,242,189
Capital Shares Outstanding*
Class A	47,372,503
Class B	42,907,053
Class E	1,502,237
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$25.52
Class B	24.09
Class E	24.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,158,644,234.
(b)	Includes securities loaned at value of $119,517,525.
(c)	Identified cost of affiliated investments was $23,800,124.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$9,957,110
Dividends from affiliated investments	326,917
Securities lending income	188,361
Total investment income	10,472,388
Expenses
Management fees	13,599,328
Administration fees	100,660
Custodian and accounting fees	102,854
Distribution and service fees—Class B	2,547,276
Distribution and service fees—Class E	54,919
Audit and tax services	61,511
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	109,745
Insurance	19,043
Miscellaneous	22,318
Total expenses	16,737,438
Less management fee waiver	(1,911,161)
Net expenses	14,826,277
Net Investment Loss	(4,353,889)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	320,063,441
Foreign currency transactions	11,719
Net realized gain (loss)	320,075,160
Net change in unrealized appreciation (depreciation) on:
Investments	280,160,247
Foreign currency transactions	(657)
Net change in unrealized appreciation (depreciation)	280,159,590
Net realized and unrealized gain (loss)	600,234,750
Net Increase (Decrease) in Net Assets From Operations	$595,880,861

(a)	Net of foreign withholding taxes of $89,882.
BHFTII-355

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,353,889)	$(2,075,810)
Net realized gain (loss)	320,075,160	195,734,876
Net change in unrealized appreciation (depreciation)	280,159,590	568,165,822
Increase (decrease) in net assets from operations	595,880,861	761,824,888
From Distributions to Shareholders
Class A	(67,002,647)	0
Class B	(59,811,108)	0
Class E	(2,068,961)	0
Total distributions	(128,882,716)	0
Increase (decrease) in net assets from capital share transactions	(326,792,925)	(347,909,887)
Total increase (decrease) in net assets	140,205,220	413,915,001
Net Assets
Beginning of period	2,139,362,531	1,725,447,530
End of period	$2,279,567,751	$2,139,362,531

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	1,129,015	$26,156,926	2,535,682	$41,954,459
Reinvestments	2,846,332	67,002,647	0	0
Redemptions	(12,306,266)	(291,660,016)	(13,590,400)	(247,229,763)
Net increase (decrease)	(8,330,919)	$(198,500,443)	(11,054,718)	$(205,275,304)
Class B
Sales	1,707,378	$37,946,618	2,596,348	$43,211,852
Reinvestments	2,688,140	59,811,108	0	0
Redemptions	(9,920,082)	(221,529,345)	(10,659,879)	(181,785,768)
Net increase (decrease)	(5,524,564)	$(123,771,619)	(8,063,531)	$(138,573,916)
Class E
Sales	40,202	$930,690	57,910	$989,546
Reinvestments	90,387	2,068,961	0	0
Redemptions	(326,771)	(7,520,514)	(290,887)	(5,050,213)
Net increase (decrease)	(196,182)	$(4,520,863)	(232,977)	$(4,060,667)
Increase (decrease) derived from capital shares transactions		$(326,792,925)		$(347,909,887)
BHFTII-356

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$20.70	$14.10	$30.81	$28.79	$22.93
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.00 (b)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	6.18	6.60	(12.17)	5.55	7.90
Total income (loss) from investment operations	6.16	6.60	(12.19)	5.49	7.89
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.06)
Distributions from net realized capital gains	(1.34)	0.00	(4.52)	(3.47)	(1.97)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.34)	0.00	(4.52)	(3.47)	(2.03)
Net Asset Value, End of Period	$25.52	$20.70	$14.10	$30.81	$28.79
Total Return (%) (d)	30.31	46.81	(40.46)	20.22	36.95
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.62	0.63
Net ratio of expenses to average net assets (%) (e) (f)	0.54	0.54	0.55	0.54	0.55
Ratio of net investment income (loss) to average net assets (%)	(0.08)	0.01	(0.10)	(0.21)	(0.05)
Portfolio turnover rate (%)	31	31	31	21	33
Net assets, end of period (in millions)	$1,208.8	$1,153.2	$941.0	$1,503.7	$1,507.0

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.65	$13.42	$29.74	$27.96	$22.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.04)	(0.06)	(0.14)	(0.07)
Net realized and unrealized gain (loss)	5.85	6.27	(11.74)	5.39	7.68
Total income (loss) from investment operations	5.78	6.23	(11.80)	5.25	7.61
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00) (g)
Distributions from net realized capital gains	(1.34)	0.00	(4.52)	(3.47)	(1.97)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.34)	0.00	(4.52)	(3.47)	(1.97)
Net Asset Value, End of Period	$24.09	$19.65	$13.42	$29.74	$27.96
Total Return (%) (d)	29.98	46.42 (h)	(40.67)	19.95	36.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.87	0.87	0.88
Net ratio of expenses to average net assets (%) (e) (f)	0.79	0.79	0.80	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.24)	(0.35)	(0.46)	(0.30)
Portfolio turnover rate (%)	31	31	31	21	33
Net assets, end of period (in millions)	$1,033.6	$951.9	$757.9	$1,266.1	$1,175.6
Please see  following page for Financial Highlights footnote legend.
BHFTII-357

Brighthouse Funds Trust II
T. Rowe Price Large Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$20.18	$13.76	$30.29	$28.39	$22.63
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.02)	(0.05)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	6.00	6.44	(11.96)	5.48	7.80
Total income (loss) from investment operations	5.95	6.42	(12.01)	5.37	7.75
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.34)	0.00	(4.52)	(3.47)	(1.97)
Distributions from return of capital	0.00	0.00	(0.00) (c)	0.00	0.00
Total distributions	(1.34)	0.00	(4.52)	(3.47)	(1.99)
Net Asset Value, End of Period	$24.79	$20.18	$13.76	$30.29	$28.39
Total Return (%) (d)	30.04	46.66	(40.58)	20.08	36.79
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.77	0.77	0.78
Net ratio of expenses to average net assets (%) (e) (f)	0.69	0.69	0.70	0.69	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.14)	(0.25)	(0.36)	(0.20)
Portfolio turnover rate (%)	31	31	31	21	33
Net assets, end of period (in millions)	$37.2	$34.3	$26.6	$53.4	$51.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)
The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the years ended December 31, 2024, 2023 and 2022, and 0.03% for the years ended
December 31, 2021 and 2020 (see Note 5 of the Notes to Financial Statements).

(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.
(h)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

BHFTII-358

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.3%
BWX Technologies, Inc.	32,687	$3,641,005
Cadre Holdings, Inc.	38,900	1,256,470
Curtiss-Wright Corp.	20,421	7,246,800
Hexcel Corp.	11,800	739,860
Leonardo DRS, Inc. (a)	81,587	2,636,076
Loar Holdings, Inc. (a)	12,021	888,472
Moog, Inc. - Class A	3,390	667,288
Rocket Lab USA, Inc. (a) (b)	53,600	1,365,192
Woodward, Inc. (b)	45,167	7,516,692
		25,957,855
Air Freight & Logistics — 0.3%
GXO Logistics, Inc. (a)	71,137	3,094,460
Automobile Components — 0.8%
Modine Manufacturing Co. (a)	18,200	2,109,926
Patrick Industries, Inc. (b)	43,931	3,649,788
Visteon Corp. (a)	31,253	2,772,766
		8,532,480
Banks — 0.8%
Bancorp, Inc. (a) (b)	83,674	4,403,763
First BanCorp	235,072	4,369,988
		8,773,751
Beverages — 0.8%
Coca-Cola Consolidated, Inc.	6,769	8,528,872
Biotechnology — 10.8%
ACADIA Pharmaceuticals, Inc. (a) (b)	39,642	727,431
ADMA Biologics, Inc. (a)	202,333	3,470,011
Agios Pharmaceuticals, Inc. (a)	44,040	1,447,154
Akero Therapeutics, Inc. (a)	56,291	1,566,016
Alkermes PLC (a)	137,176	3,945,182
Amicus Therapeutics, Inc. (a)	122,436	1,153,347
Arcellx, Inc. (a) (b)	22,087	1,693,852
Ascendis Pharma AS (ADR) (a)	4,900	674,583
Avidity Biosciences, Inc. (a)	104,805	3,047,729
Beam Therapeutics, Inc. (a)	21,500	533,200
Biohaven Ltd. (a)	97,322	3,634,977
Blueprint Medicines Corp. (a)	48,780	4,254,592
Bridgebio Pharma, Inc. (a)	91,258	2,504,119
Catalyst Pharmaceuticals, Inc. (a)	112,447	2,346,769
Celldex Therapeutics, Inc. (a) (b)	56,409	1,425,455
Crinetics Pharmaceuticals, Inc. (a)	86,809	4,438,544
Cytokinetics, Inc. (a) (b)	73,627	3,463,414
Denali Therapeutics, Inc. (a) (b)	93,832	1,912,296
Disc Medicine, Inc. (a)	27,396	1,736,906
Dyne Therapeutics, Inc. (a) (b)	45,200	1,064,912
Exact Sciences Corp. (a)	62,761	3,526,541
Exelixis, Inc. (a)	165,618	5,515,079
Halozyme Therapeutics, Inc. (a)	115,889	5,540,653
Ideaya Biosciences, Inc. (a)	62,543	1,607,355
Immunovant, Inc. (a) (b)	17,516	433,871
Insmed, Inc. (a)	116,321	8,030,802
Ionis Pharmaceuticals, Inc. (a)	80,806	2,824,978
Security Description	Shares	Value
Biotechnology—(Continued)
Iovance Biotherapeutics, Inc. (a) (b)	124,198	$919,065
Janux Therapeutics, Inc. (a) (b)	6,000	321,240
Krystal Biotech, Inc. (a) (b)	13,405	2,100,027
Kymera Therapeutics, Inc. (a) (b)	75,666	3,044,043
Madrigal Pharmaceuticals, Inc. (a) (b)	7,928	2,446,343
Merus NV (a)	18,195	765,100
Mirum Pharmaceuticals, Inc. (a) (b)	33,180	1,371,993
Monte Rosa Therapeutics, Inc. (a) (b)	76,100	528,134
MoonLake Immunotherapeutics (a)	37,137	2,010,969
Natera, Inc. (a)	26,410	4,180,703
Neurocrine Biosciences, Inc. (a)	19,620	2,678,130
Nurix Therapeutics, Inc. (a)	65,163	1,227,671
Nuvalent, Inc. - Class A (a) (b)	26,226	2,052,971
Praxis Precision Medicines, Inc. (a)	16,562	1,274,611
Prothena Corp. PLC (a)	55,076	762,803
PTC Therapeutics, Inc. (a)	47,523	2,145,188
Replimune Group, Inc. (a)	191,701	2,321,499
Revolution Medicines, Inc. (a) (b)	54,881	2,400,495
Rhythm Pharmaceuticals, Inc. (a)	25,822	1,445,516
Rocket Pharmaceuticals, Inc. (a) (b)	45,297	569,383
Scholar Rock Holding Corp. (a)	79,189	3,422,549
Soleno Therapeutics, Inc. (a)	17,269	776,242
SpringWorks Therapeutics, Inc. (a) (b)	24,396	881,427
TG Therapeutics, Inc. (a) (b)	22,100	665,210
Ultragenyx Pharmaceutical, Inc. (a)	69,873	2,939,557
Vaxcyte, Inc. (a)	15,946	1,305,340
Vera Therapeutics, Inc. (a)	67,026	2,834,530
Xencor, Inc. (a)	79,417	1,825,003
		121,735,510
Broadline Retail — 0.2%
Ollie's Bargain Outlet Holdings, Inc. (a)	20,500	2,249,465
Building Products — 3.5%
AAON, Inc.	48,695	5,730,428
AZEK Co., Inc. (a)	156,982	7,451,935
Builders FirstSource, Inc. (a)	12,183	1,741,316
CSW Industrials, Inc.	20,077	7,083,166
Griffon Corp.	37,384	2,664,358
Simpson Manufacturing Co., Inc.	37,726	6,256,102
Trex Co., Inc. (a) (b)	31,900	2,202,057
UFP Industries, Inc.	56,578	6,373,512
		39,502,874
Capital Markets — 1.5%
Affiliated Managers Group, Inc.	13,282	2,456,107
Blue Owl Capital, Inc. (b)	209,887	4,881,972
Donnelley Financial Solutions, Inc. (a)	56,600	3,550,518
Hamilton Lane, Inc. - Class A (b)	13,335	1,974,247
StoneX Group, Inc. (a)	44,767	4,385,823
		17,248,667
Chemicals — 2.0%
Axalta Coating Systems Ltd. (a)	158,234	5,414,767
Balchem Corp.	22,259	3,628,106
Cabot Corp. (b)	43,444	3,966,872
See accompanying notes to financial statements.
BHFTII-359

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Chemicals—(Continued)
Element Solutions, Inc.	75,301	$1,914,904
Olin Corp.	69,995	2,365,831
RPM International, Inc.	45,402	5,587,170
		22,877,650
Commercial Services & Supplies — 1.5%
Brink's Co.	46,844	4,345,718
Casella Waste Systems, Inc. - Class A (a) (b)	45,730	4,838,691
Clean Harbors, Inc. (a)	21,255	4,891,626
MSA Safety, Inc.	15,686	2,600,268
		16,676,303
Communications Equipment — 0.1%
Extreme Networks, Inc. (a)	72,780	1,218,337
Construction & Engineering — 2.2%
API Group Corp. (a)	199,778	7,186,014
Comfort Systems USA, Inc.	5,600	2,374,736
Dycom Industries, Inc. (a)	13,018	2,265,913
EMCOR Group, Inc.	8,341	3,785,980
Fluor Corp. (a)	26,400	1,302,048
Sterling Infrastructure, Inc. (a)	23,000	3,874,350
WillScot Holdings Corp. (a)	128,504	4,298,459
		25,087,500
Construction Materials — 0.5%
Eagle Materials, Inc. (b)	24,289	5,993,554
Consumer Staples Distribution & Retail — 2.1%
Casey's General Stores, Inc.	12,340	4,889,478
Performance Food Group Co. (a)	44,643	3,774,566
PriceSmart, Inc.	19,944	1,838,239
Sprouts Farmers Market, Inc. (a)	99,221	12,608,012
		23,110,295
Containers & Packaging — 0.1%
Graphic Packaging Holding Co. (b)	36,062	979,444
Distributors — 0.1%
Pool Corp. (b)	3,339	1,138,399
Diversified Consumer Services — 3.0%
Bright Horizons Family Solutions, Inc. (a)	23,981	2,658,294
Duolingo, Inc. (a) (b)	22,974	7,448,860
Frontdoor, Inc. (a)	77,484	4,236,050
Grand Canyon Education, Inc. (a)	28,444	4,659,127
H&R Block, Inc. (b)	82,154	4,341,017
Laureate Education, Inc. (a)	159,462	2,916,560
Stride, Inc. (a) (b)	71,534	7,434,529
		33,694,437
Diversified Telecommunication Services — 0.4%
Iridium Communications, Inc.	165,447	4,801,272
Electrical Equipment — 0.6%
NEXTracker, Inc. - Class A (a) (b)	25,000	913,250
Security Description	Shares	Value
Electrical Equipment—(Continued)
Vertiv Holdings Co. - Class A	52,715	$5,988,951
		6,902,201
Electronic Equipment, Instruments & Components — 4.1%
Advanced Energy Industries, Inc.	21,478	2,483,501
Badger Meter, Inc.	17,863	3,789,100
Belden, Inc. (b)	59,609	6,712,569
ePlus, Inc. (a)	18,000	1,329,840
Fabrinet (a)	38,225	8,404,913
Littelfuse, Inc.	4,255	1,002,691
Novanta, Inc. (a)	42,863	6,548,180
Teledyne Technologies, Inc. (a)	15,035	6,978,195
Vontier Corp.	156,709	5,715,177
Zebra Technologies Corp. - Class A (a)	9,090	3,510,740
		46,474,906
Energy Equipment & Services — 1.4%
Atlas Energy Solutions, Inc. (b)	47,200	1,046,896
Expro Group Holdings NV (a)	53,297	664,614
Liberty Energy, Inc.	82,877	1,648,423
Noble Corp. PLC (b)	44,892	1,409,609
TechnipFMC PLC	219,380	6,348,857
Weatherford International PLC	59,384	4,253,676
		15,372,075
Entertainment — 1.0%
Endeavor Group Holdings, Inc. - Class A (b)	181,067	5,665,587
TKO Group Holdings, Inc. (a)	41,120	5,843,563
		11,509,150
Financial Services — 2.3%
Euronet Worldwide, Inc. (a)	42,756	4,397,027
EVERTEC, Inc. (b)	62,684	2,164,478
Mr. Cooper Group, Inc. (a)	68,984	6,623,154
Payoneer Global, Inc. (a)	760,181	7,632,217
Remitly Global, Inc. (a)	124,061	2,800,057
Shift4 Payments, Inc. - Class A (a) (b)	24,128	2,504,004
		26,120,937
Food Products — 1.0%
Post Holdings, Inc. (a) (b)	53,041	6,071,073
Simply Good Foods Co. (a) (b)	57,638	2,246,729
Vital Farms, Inc. (a) (b)	65,499	2,468,657
		10,786,459
Ground Transportation — 1.1%
ArcBest Corp. (b)	5,800	541,256
Landstar System, Inc.	11,423	1,963,157
Saia, Inc. (a)	14,087	6,419,868
XPO, Inc. (a)	21,668	2,841,758
		11,766,039
Health Care Equipment & Supplies — 3.6%
CONMED Corp. (b)	14,369	983,414
Globus Medical, Inc. - Class A (a)	98,783	8,170,342
See accompanying notes to financial statements.
BHFTII-360

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care Equipment & Supplies—(Continued)
Haemonetics Corp. (a) (b)	32,767	$2,558,447
Lantheus Holdings, Inc. (a)	72,932	6,524,497
LeMaitre Vascular, Inc. (b)	28,912	2,663,952
Merit Medical Systems, Inc. (a)	73,735	7,131,649
Penumbra, Inc. (a)	16,792	3,987,764
PROCEPT BioRobotics Corp. (a) (b)	8,028	646,415
STERIS PLC	9,965	2,048,405
TransMedics Group, Inc. (a) (b)	23,041	1,436,606
UFP Technologies, Inc. (a) (b)	17,005	4,157,893
		40,309,384
Health Care Providers & Services — 4.1%
Addus HomeCare Corp. (a) (b)	23,314	2,922,410
Concentra Group Holdings Parent, Inc.	48,427	957,886
CorVel Corp. (a) (b)	62,721	6,978,339
Encompass Health Corp.	106,638	9,848,019
Ensign Group, Inc.	67,526	8,971,504
Hims & Hers Health, Inc. (a) (b)	27,100	655,278
Molina Healthcare, Inc. (a)	7,776	2,263,205
Option Care Health, Inc. (a) (b)	167,350	3,882,520
RadNet, Inc. (a)	17,576	1,227,508
Select Medical Holdings Corp.	71,661	1,350,810
Tenet Healthcare Corp. (a)	52,215	6,591,099
		45,648,578
Health Care Technology — 0.1%
Evolent Health, Inc. - Class A (a)	63,389	713,126
Hotels, Restaurants & Leisure — 4.0%
Bloomin' Brands, Inc. (b)	63,092	770,353
Boyd Gaming Corp.	54,163	3,928,984
Brinker International, Inc. (a)	18,273	2,417,335
Choice Hotels International, Inc. (b)	6,042	857,843
Churchill Downs, Inc.	29,755	3,973,483
Domino's Pizza, Inc.	4,884	2,050,108
Hilton Grand Vacations, Inc. (a)	55,462	2,160,245
Light & Wonder, Inc. (a)	77,915	6,730,298
Red Rock Resorts, Inc. - Class A (b)	23,398	1,081,924
Rush Street Interactive, Inc. (a)	199,600	2,738,512
Texas Roadhouse, Inc.	26,570	4,794,025
Travel & Leisure Co.	32,463	1,637,758
United Parks & Resorts, Inc. (a)	22,088	1,241,125
Wingstop, Inc.	28,980	8,236,116
Wynn Resorts Ltd.	22,245	1,916,629
		44,534,738
Household Durables — 1.4%
Cavco Industries, Inc. (a)	9,582	4,275,776
Champion Homes, Inc. (a)	33,022	2,909,238
Green Brick Partners, Inc. (a)	56,047	3,166,095
Installed Building Products, Inc. (b)	18,827	3,299,432
TopBuild Corp. (a)	6,121	1,905,712
		15,556,253
Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc. (b)	17,542	1,187,944
Security Description	Shares	Value
Industrial REITs — 0.3%
First Industrial Realty Trust, Inc.	40,666	$2,038,586
Rexford Industrial Realty, Inc.	29,421	1,137,416
		3,176,002
Insurance — 1.7%
Kinsale Capital Group, Inc.	1,887	877,700
Oscar Health, Inc. - Class A (a)	103,694	1,393,647
Palomar Holdings, Inc. (a)	40,888	4,317,364
Primerica, Inc.	11,369	3,085,774
RLI Corp.	19,174	3,160,451
Ryan Specialty Holdings, Inc. (b)	27,377	1,756,508
Skyward Specialty Insurance Group, Inc. (a)	98,552	4,980,818
		19,572,262
Interactive Media & Services — 0.1%
Cars.com, Inc. (a)	67,990	1,178,267
IT Services — 0.7%
ASGN, Inc. (a)	32,717	2,726,635
Globant SA (a) (b)	23,428	5,023,432
		7,750,067
Leisure Products — 0.4%
Brunswick Corp.	17,719	1,146,065
Mattel, Inc. (a)	211,125	3,743,246
		4,889,311
Life Sciences Tools & Services — 0.9%
10X Genomics, Inc. - Class A (a) (b)	59,049	847,944
Charles River Laboratories International, Inc. (a)	10,474	1,933,500
Medpace Holdings, Inc. (a)	6,962	2,312,985
Repligen Corp. (a)	24,938	3,589,576
West Pharmaceutical Services, Inc.	4,428	1,450,436
		10,134,441
Machinery — 4.9%
Atmus Filtration Technologies, Inc.	158,969	6,228,405
Crane Co.	27,147	4,119,557
Esab Corp.	62,467	7,492,292
Federal Signal Corp.	70,750	6,536,593
Kadant, Inc. (b)	18,431	6,358,511
Lincoln Electric Holdings, Inc.	17,339	3,250,542
Mueller Industries, Inc.	20,900	1,658,624
RBC Bearings, Inc. (a) (b)	11,556	3,456,862
SPX Technologies, Inc. (a)	50,229	7,309,324
Toro Co.	32,229	2,581,543
Watts Water Technologies, Inc. - Class A (b)	32,085	6,522,881
		55,515,134
Marine Transportation — 0.3%
Kirby Corp. (a)	30,174	3,192,409
Media — 0.4%
Nexstar Media Group, Inc. (b)	26,927	4,253,658
See accompanying notes to financial statements.
BHFTII-361

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares	Value
Media—(Continued)
Thryv Holdings, Inc. (a) (b)	48,957	$724,564
		4,978,222
Metals & Mining — 1.5%
Alpha Metallurgical Resources, Inc. (a)	10,285	2,058,234
ATI, Inc. (a)	109,419	6,022,422
Carpenter Technology Corp.	17,800	3,020,838
MP Materials Corp. (a) (b)	203,421	3,173,368
Warrior Met Coal, Inc. (b)	43,105	2,338,015
		16,612,877
Oil, Gas & Consumable Fuels — 2.8%
Centrus Energy Corp. - Class A (a) (b)	21,553	1,435,645
CNX Resources Corp. (a)	104,389	3,827,945
CONSOL Energy, Inc. (b)	26,485	2,825,420
Expand Energy Corp. (b)	24,718	2,460,677
Gulfport Energy Corp. (a)	12,000	2,210,400
Matador Resources Co.	78,793	4,432,894
Permian Resources Corp.	230,792	3,318,789
Range Resources Corp. (b)	84,984	3,057,724
Viper Energy, Inc. (b)	151,392	7,428,806
		30,998,300
Paper & Forest Products — 0.7%
Louisiana-Pacific Corp.	79,303	8,211,826
Personal Care Products — 1.0%
BellRing Brands, Inc. (a)	86,798	6,539,361
elf Beauty, Inc. (a) (b)	28,059	3,522,807
Inter Parfums, Inc.	11,962	1,573,123
		11,635,291
Pharmaceuticals — 1.1%
Amphastar Pharmaceuticals, Inc. (a) (b)	54,346	2,017,867
Arvinas, Inc. (a)	61,903	1,186,680
Intra-Cellular Therapies, Inc. (a)	53,708	4,485,692
Pliant Therapeutics, Inc. (a)	58,936	776,187
Prestige Consumer Healthcare, Inc. (a)	39,295	3,068,547
WaVe Life Sciences Ltd. (a)	34,800	430,476
		11,965,449
Professional Services — 4.1%
Booz Allen Hamilton Holding Corp.	31,745	4,085,582
Broadridge Financial Solutions, Inc.	14,373	3,249,592
CACI International, Inc. - Class A (a)	2,859	1,155,208
CBIZ, Inc. (a)	63,266	5,177,057
ExlService Holdings, Inc. (a)	168,009	7,456,239
First Advantage Corp. (a) (b)	83,774	1,569,087
FTI Consulting, Inc. (a)	23,973	4,581,959
Paylocity Holding Corp. (a)	21,041	4,197,048
TriNet Group, Inc.	23,037	2,091,068
Upwork, Inc. (a)	344,882	5,638,821
Verra Mobility Corp. (a)	265,891	6,429,244
		45,630,905
Security Description	Shares	Value
Residential REITs — 0.2%
Equity LifeStyle Properties, Inc.	27,738	$1,847,351
Semiconductors & Semiconductor Equipment — 4.8%
Axcelis Technologies, Inc. (a)	52,717	3,683,337
Cirrus Logic, Inc. (a)	35,607	3,545,745
Credo Technology Group Holding Ltd. (a)	57,200	3,844,412
Diodes, Inc. (a) (b)	58,970	3,636,680
Entegris, Inc.	24,825	2,459,164
FormFactor, Inc. (a) (b)	49,301	2,169,244
Impinj, Inc. (a) (b)	17,600	2,556,576
Kulicke & Soffa Industries, Inc.	23,095	1,077,613
MACOM Technology Solutions Holdings, Inc. (a) (b)	47,464	6,166,048
MKS Instruments, Inc.	28,585	2,983,988
Monolithic Power Systems, Inc.	2,400	1,420,080
Onto Innovation, Inc. (a)	44,465	7,410,982
Photronics, Inc. (a) (b)	104,834	2,469,889
Rambus, Inc. (a)	181,504	9,594,301
Veeco Instruments, Inc. (a) (b)	50,500	1,353,400
		54,371,459
Software — 9.8%
A10 Networks, Inc.	116,644	2,146,250
ACI Worldwide, Inc. (a)	84,562	4,389,613
Agilysys, Inc. (a)	39,648	5,222,038
Aurora Innovation, Inc. (a)	154,800	975,240
Blackbaud, Inc. (a)	38,817	2,869,353
BlackLine, Inc. (a) (b)	22,500	1,367,100
Box, Inc. - Class A (a)	83,895	2,651,082
Braze, Inc. - Class A (a)	71,987	3,014,816
CCC Intelligent Solutions Holdings, Inc. (a) (b)	571,928	6,708,716
Cleanspark, Inc. (a) (b)	60,700	559,047
CommVault Systems, Inc. (a)	45,973	6,937,785
Descartes Systems Group, Inc. (a)	74,187	8,427,643
DoubleVerify Holdings, Inc. (a)	167,258	3,213,026
Dynatrace, Inc. (a)	65,545	3,562,371
Fair Isaac Corp. (a)	2,813	5,600,486
Fortinet, Inc. (a)	16,423	1,551,645
InterDigital, Inc. (b)	10,171	1,970,326
Manhattan Associates, Inc. (a)	20,562	5,556,675
MARA Holdings, Inc. (a) (b)	120,200	2,015,754
MicroStrategy, Inc. - Class A (a) (b)	6,667	1,930,897
Nutanix, Inc. - Class A (a)	94,049	5,753,918
Pegasystems, Inc.	21,067	1,963,444
Progress Software Corp. (b)	15,700	1,022,855
PTC, Inc. (a)	32,383	5,954,262
Q2 Holdings, Inc. (a) (b)	73,580	7,405,827
Qualys, Inc. (a)	15,364	2,154,340
Sapiens International Corp. NV	78,597	2,111,901
ServiceTitan, Inc. - Class A (a)	5,036	518,053
SPS Commerce, Inc. (a)	34,021	6,259,524
Tenable Holdings, Inc. (a)	45,927	1,808,605
Vertex, Inc. - Class A (a)	83,711	4,465,982
		110,088,574
Specialty Retail — 3.2%
Abercrombie & Fitch Co. - Class A (a)	50,551	7,555,858
See accompanying notes to financial statements.
BHFTII-362

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Specialty Retail—(Continued)
Academy Sports & Outdoors, Inc.	39,339	$2,263,173
Asbury Automotive Group, Inc. (a) (b)	7,261	1,764,641
Carvana Co. (a)	14,553	2,959,498
Dick's Sporting Goods, Inc.	16,390	3,750,688
Group 1 Automotive, Inc. (b)	8,561	3,608,290
Murphy USA, Inc.	22,481	11,279,842
Valvoline, Inc. (a) (b)	62,208	2,250,685
		35,432,675
Technology Hardware, Storage & Peripherals — 0.2%
IonQ, Inc. (a) (b)	42,400	1,771,048
Pure Storage, Inc. - Class A (a)	11,047	678,617
		2,449,665
Textiles, Apparel & Luxury Goods — 0.5%
Crocs, Inc. (a)	21,275	2,330,251
Deckers Outdoor Corp. (a)	17,726	3,599,973
		5,930,224
Trading Companies & Distributors — 2.2%
Applied Industrial Technologies, Inc.	28,531	6,832,319
Boise Cascade Co.	27,124	3,223,959
Core & Main, Inc. - Class A (a)	18,645	949,217
FTAI Aviation Ltd.	32,949	4,745,974
Herc Holdings, Inc. (b)	8,422	1,594,537
SiteOne Landscape Supply, Inc. (a)	41,451	5,461,998
Watsco, Inc. (b)	4,599	2,179,420
		24,987,424
Total Common Stocks (Cost $897,986,634)		1,118,631,050

Escrow Shares—0.0%
Wireless Telecommunication Services — 0.0%
GCI Liberty, Inc. (a) (c) (d) (Cost $0)	89,469	0

Short-Term Investments—0.4%
Mutual Funds—0.4%
T. Rowe Price Government Reserve Fund, 4.658% (e) (f)	3,940,251	3,940,251
Total Short-Term Investments (Cost $3,940,251)		3,940,251

Securities Lending Reinvestments (g)—7.0%
Certificates of Deposit—0.9%
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (h)	2,000,000	1,999,999
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (h)	2,000,000	1,999,979
4.680%, SOFR + 0.310%, 03/19/25 (h)	1,000,000	999,992
Barclays Bank PLC (NY)
4.840%, SOFR + 0.380%, 02/10/25 (h)	1,000,000	1,000,066
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Cooperatieve Rabobank UA
4.800%, SOFR + 0.340%, 07/30/25 (h)	1,000,000	$1,001,130
Credit Industriel et Commercial
Zero Coupon, 05/12/25	1,000,000	983,670
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (h)	1,000,000	1,000,022
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (h)	1,000,000	1,000,520
		9,985,378
Commercial Paper—0.1%
Ionic Funding LLC
4.640%, 01/23/25	1,000,000	997,078
Repurchase Agreements—5.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,000,247; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $8,001,982; collateralized by various Common Stock with an aggregate market value of $8,908,068	8,000,000	8,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $5,001,253; collateralized by various Common Stock with an aggregate market value of $5,567,542	5,000,000	5,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/24 at 4.680%, due on 04/07/25 with a maturity value of $3,037,830; collateralized by various Common Stock with an aggregate market value of $3,343,015	3,000,000	3,000,000
BNP Paribas Financial Markets
Repurchase Agreement dated 12/31/24 at 4.420%, due on 01/02/25 with a maturity value of $1,000,246; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.125%, maturity dates ranging from 07/15/26 - 08/15/43, and an aggregate market value of $1,024,299	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $4,101,938; collateralized by various Common Stock with an aggregate market value of $4,400,001	4,000,000	4,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $51,552; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $52,570	51,539	51,539
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $3,000,753; collateralized by various Common Stock with an aggregate market value of $3,346,319	3,000,000	3,000,000
See accompanying notes to financial statements.
BHFTII-363

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (g)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $13,912,055; collateralized by various Common Stock with an aggregate market value of $15,503,777	13,900,000	$13,900,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $3,000,753; collateralized by various Common Stock with an aggregate market value of $3,346,319	3,000,000	3,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $2,008,944; collateralized by various Common Stock with an aggregate market value of $2,222,506	2,000,000	2,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $16,203,987; collateralized by various Common Stock with an aggregate market value of $17,824,387	16,200,000	16,200,000
		60,151,539

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (f)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 4.380% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (f)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (f)	2,000,000	2,000,000
		8,000,000
Total Securities Lending Reinvestments (Cost $79,132,593)		79,133,995
Total Investments—107.0% (Cost $981,059,478)		1,201,705,296
Other assets and liabilities (net)—(7.0)%		(78,632,665)
Net Assets—100.0%		$1,123,072,631

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $107,742,683 and the collateral received consisted of cash in the amount of $79,124,323 and non-cash collateral with a value of $31,582,759. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(h)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2024 is as follows:
Security Description	Market Value December 31, 2023	Purchases	Sales	Ending Value as of December 31, 2024
T. Rowe Price Government Reserve Fund	$2,922,979	$185,539,698	$(184,522,426)	$3,940,251

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2024
T. Rowe Price Government Reserve Fund	$279,627	3,940,251
See accompanying notes to financial statements.
BHFTII-364

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2024
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$506,716,224	$0	$762,791,834
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(79,124,323)	$—	$—	$—	$(79,124,323)
Gross amount of recognized liabilities for securities lending transactions					$(79,124,323)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,118,631,050	$—	$—	$1,118,631,050
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	3,940,251	—	—	3,940,251
Securities Lending Reinvestments
Certificates of Deposit	—	9,985,378	—	9,985,378
Commercial Paper	—	997,078	—	997,078
Repurchase Agreements	—	60,151,539	—	60,151,539
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	71,133,995	—	79,133,995
Total Investments	$1,130,571,301	$71,133,995	$0	$1,201,705,296
Collateral for Securities Loaned (Liability)	$—	$(79,124,323)	$—	$(79,124,323)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$986,014,308
Gross unrealized appreciation	279,307,309
Gross unrealized (depreciation)	(63,616,322)
Net unrealized appreciation (depreciation)	$215,690,987
See accompanying notes to financial statements.
BHFTII-365

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,197,765,045
Affiliated investments at value (c)	3,940,251
Cash	750,000
Receivable for:
Fund shares sold	572,486
Dividends and interest	184,318
Dividends on affiliated investments	33,223
Prepaid expenses	4,157
Total Assets	1,203,249,480
Liabilities
Collateral for securities loaned	79,124,323
Payable for:
Affiliated investments purchased	15,248
Fund shares redeemed	126,204
Accrued Expenses:
Management fees	449,399
Distribution and service fees	69,848
Deferred trustees’ fees	210,908
Other expenses	180,919
Total Liabilities	80,176,849
Net Assets	$1,123,072,631
Net Assets Consist of:
Paid in surplus	$667,978,805
Distributable earnings (Accumulated losses)	455,093,826
Net Assets	$1,123,072,631
Net Assets
Class A	$806,771,603
Class B	303,250,787
Class E	10,910,197
Class G	2,140,044
Capital Shares Outstanding*
Class A	37,648,702
Class B	16,635,875
Class E	563,701
Class G	127,727
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.43
Class B	18.23
Class E	19.35
Class G	16.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $977,119,227.
(b)	Includes securities loaned at value of $107,742,683.
(c)	Identified cost of affiliated investments was $3,940,251.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$5,520,097
Dividends from affiliated investments	279,627
Securities lending income	542,618
Total investment income	6,342,342
Expenses
Management fees	5,698,669
Administration fees	63,472
Custodian and accounting fees	71,305
Distribution and service fees—Class B	798,090
Distribution and service fees—Class E	17,317
Distribution and service fees—Class G	6,644
Audit and tax services	50,508
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	89,331
Insurance	10,322
Miscellaneous	20,897
Total expenses	6,946,339
Less management fee waiver	(261,593)
Net expenses	6,684,746
Net Investment Loss	(342,404)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	236,070,416
Net change in unrealized appreciation (depreciation) on investments	(77,539,569)
Net realized and unrealized gain (loss)	158,530,847
Net Increase (Decrease) in Net Assets From Operations	$158,188,443

(a)	Net of foreign withholding taxes of $16,850.
See accompanying notes to financial statements.
BHFTII-366

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(342,404)	$522,027
Net realized gain (loss)	236,070,416	62,927,469
Net change in unrealized appreciation (depreciation)	(77,539,569)	168,667,135
Increase (decrease) in net assets from operations	158,188,443	232,116,631
From Distributions to Shareholders
Class A	(44,284,254)	(21,037,626)
Class B	(18,570,718)	(8,437,862)
Class E	(625,451)	(301,040)
Class G	(136,247)	(72,978)
Total distributions	(63,616,670)	(29,849,506)
Increase (decrease) in net assets from capital share transactions	(193,670,467)	(125,038,073)
Total increase (decrease) in net assets	(99,098,694)	77,229,052
Net Assets
Beginning of period	1,222,171,325	1,144,942,273
End of period	$1,123,072,631	$1,222,171,325

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	668,889	$14,242,823	766,043	$13,786,603
Reinvestments	2,171,861	44,284,254	1,150,855	21,037,626
Redemptions	(9,827,365)	(212,349,790)	(7,200,895)	(133,051,591)
Net increase (decrease)	(6,986,615)	$(153,822,713)	(5,283,997)	$(98,227,362)
Class B
Sales	407,789	$7,421,299	671,872	$10,482,622
Reinvestments	1,069,126	18,570,718	536,078	8,437,862
Redemptions	(3,528,564)	(63,883,181)	(2,800,769)	(43,955,810)
Net increase (decrease)	(2,051,649)	$(37,891,164)	(1,592,819)	$(25,035,326)
Class E
Sales	28,005	$546,015	29,068	$494,268
Reinvestments	33,918	625,451	18,102	301,040
Redemptions	(150,179)	(2,871,895)	(129,780)	(2,138,004)
Net increase (decrease)	(88,256)	$(1,700,429)	(82,610)	$(1,342,696)
Class G
Sales	4,437	$77,013	2,804	$40,564
Reinvestments	8,531	136,247	5,016	72,978
Redemptions	(28,031)	(469,421)	(37,943)	(546,231)
Net increase (decrease)	(15,063)	$(256,161)	(30,123)	$(432,689)
Increase (decrease) derived from capital shares transactions		$(193,670,467)		$(125,038,073)
See accompanying notes to financial statements.
BHFTII-367

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.90	$16.77	$27.02	$27.04	$24.43
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.02	0.03	(0.01)	0.03
Net realized and unrealized gain (loss)	2.61	3.56	(6.25)	2.99	5.09
Total income (loss) from investment operations	2.62	3.58	(6.22)	2.98	5.12
Less Distributions
Distributions from net investment income	(0.01)	(0.01)	(0.05)	(0.01)	(0.05)
Distributions from net realized capital gains	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Total distributions	(1.09)	(0.45)	(4.03)	(3.00)	(2.51)
Net Asset Value, End of Period	$21.43	$19.90	$16.77	$27.02	$27.04
Total Return (%) (b)	13.47	21.57	(22.15)	11.67	24.34
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.51	0.50	0.49	0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.47	0.48
Ratio of net investment income (loss) to average net assets (%)	0.04	0.11	0.16	(0.04)	0.13
Portfolio turnover rate (%)	42	34	34	28	36
Net assets, end of period (in millions)	$806.8	$888.3	$837.2	$1,152.5	$1,174.3

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.11	$14.50	$24.09	$24.47	$22.36
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.02)	(0.02)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	2.24	3.07	(5.59)	2.68	4.59
Total income (loss) from investment operations	2.20	3.05	(5.61)	2.61	4.57
Less Distributions
Distributions from net realized capital gains	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Total distributions	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Net Asset Value, End of Period	$18.23	$17.11	$14.50	$24.09	$24.47
Total Return (%) (b)	13.20	21.28	(22.34)	11.36	24.04
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.76	0.75	0.74	0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.21)	(0.14)	(0.10)	(0.29)	(0.11)
Portfolio turnover rate (%)	42	34	34	28	36
Net assets, end of period (in millions)	$303.3	$319.8	$294.1	$423.9	$441.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-368

Brighthouse Funds Trust II
T. Rowe Price Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$18.09	$15.29	$25.09	$25.34	$23.05
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.01)	(0.00) (d)	(0.05)	(0.00) (d)
Net realized and unrealized gain (loss)	2.36	3.25	(5.82)	2.79	4.76
Total income (loss) from investment operations	2.34	3.24	(5.82)	2.74	4.76
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Total distributions	(1.08)	(0.44)	(3.98)	(2.99)	(2.47)
Net Asset Value, End of Period	$19.35	$18.09	$15.29	$25.09	$25.34
Total Return (%) (b)	13.25	21.42	(22.28)	11.49	24.20
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.65	0.64	0.65
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	(0.11)	(0.04)	(0.00) (e)	(0.19)	(0.01)
Portfolio turnover rate (%)	42	34	34	28	36
Net assets, end of period (in millions)	$10.9	$11.8	$11.2	$17.7	$18.6

	Class G
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$15.82	$13.44	$22.74	$23.26	$21.39
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.03)	(0.02)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	2.05	2.85	(5.30)	2.55	4.36
Total income (loss) from investment operations	2.01	2.82	(5.32)	2.47	4.33
Less Distributions
Distributions from net realized capital gains	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Total distributions	(1.08)	(0.44)	(3.98)	(2.99)	(2.46)
Net Asset Value, End of Period	$16.75	$15.82	$13.44	$22.74	$23.26
Total Return (%) (b)	13.07	21.24	(22.40)	11.34	24.00
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.80	0.79	0.80
Net ratio of expenses to average net assets (%) (c)	0.78	0.78	0.78	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.26)	(0.19)	(0.15)	(0.34)	(0.17)
Portfolio turnover rate (%)	42	34	34	28	36
Net assets, end of period (in millions)	$2.1	$2.3	$2.3	$3.8	$4.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
See accompanying notes to financial statements.
BHFTII-369

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Schedule of Investments as of December 31, 2024
Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Chemicals — 6.0%
Corteva, Inc.	345,233	$19,664,472
FMC Corp. (a)	106,700	5,186,687
Mosaic Co.	120,700	2,966,806
Nutrien Ltd.	220,123	9,850,504
OCI NV	536,157	5,985,253
		43,653,722
Commercial Services & Supplies — 0.9%
CECO Environmental Corp. (a) (b)	206,040	6,228,589
Construction & Engineering — 2.9%
MasTec, Inc. (b)	125,400	17,071,956
Quanta Services, Inc.	13,200	4,171,860
		21,243,816
Containers & Packaging — 2.0%
Ball Corp.	123,700	6,819,581
Graphic Packaging Holding Co. (a)	288,100	7,824,796
		14,644,377
Electrical Equipment — 2.1%
Nexans SA	139,770	14,977,364
Soltec Power Holdings SA (a) (b) (c) (d)	113,989	139,743
		15,117,107
Energy Equipment & Services — 1.2%
Baker Hughes Co.	123,200	5,053,664
Liberty Energy, Inc. (a)	101,100	2,010,879
ProPetro Holding Corp. (a) (b)	203,100	1,894,923
		8,959,466
Financial Services — 2.0%
HA Sustainable Infrastructure Capital, Inc. (a)	549,490	14,742,817
Food Products — 9.5%
Archer-Daniels-Midland Co.	134,300	6,784,836
Bunge Global SA	138,500	10,769,760
Hormel Foods Corp.	249,900	7,839,363
Ingredion, Inc.	48,000	6,602,880
JBS SA	3,650,700	21,600,943
Tyson Foods, Inc. - Class A	271,500	15,594,960
		69,192,742
Independent Power and Renewable Electricity Producers — 1.6%
Ormat Technologies, Inc. (a)	171,300	11,600,436
Marine Transportation — 1.3%
Kirby Corp. (b)	91,731	9,705,140
Metals & Mining — 30.8%
Agnico Eagle Mines Ltd.	177,533	13,884,856
Alamos Gold, Inc. - Class A	515,500	9,505,820
Anglo American PLC	681,449	20,189,686
Barrick Gold Corp.	599,935	9,298,992
Capstone Copper Corp. (a) (b)	1,067,900	6,604,495
Commercial Metals Co.	157,400	7,807,040
Security Description	Shares	Value
Metals & Mining—(Continued)
Eldorado Gold Corp. (b)	463,200	$6,887,784
First Quantum Minerals Ltd. (a) (b)	267,700	3,450,889
Franco-Nevada Corp.	85,800	10,089,222
Freeport-McMoRan, Inc.	580,100	22,090,208
Glencore PLC (b)	4,900,100	21,545,108
Gold Fields Ltd. (ADR)	475,100	6,271,320
Ivanhoe Mines Ltd. - Class A (a) (b)	351,684	4,173,870
Kinross Gold Corp.	1,448,700	13,429,449
MP Materials Corp. (a) (b)	337,785	5,269,446
Newmont Corp.	301,617	11,226,185
Nucor Corp.	55,200	6,442,392
Pan American Silver Corp.	392,000	7,926,240
Rio Tinto PLC (ADR)	226,100	13,296,941
Steel Dynamics, Inc.	52,300	5,965,861
Teck Resources Ltd. - Class B (a)	322,500	13,070,925
U.S. Steel Corp. (a)	169,400	5,757,906
		224,184,635
Oil, Gas & Consumable Fuels — 33.4%
Antero Resources Corp. (b)	354,000	12,407,700
ARC Resources Ltd. (a)	584,700	10,604,285
Cenovus Energy, Inc.	229,900	3,482,985
Chevron Corp.	124,100	17,974,644
ConocoPhillips	86,722	8,600,221
Diamondback Energy, Inc.	33,278	5,451,935
EQT Corp. (a)	311,500	14,363,265
Expand Energy Corp. (a)	134,300	13,369,565
Exxon Mobil Corp.	327,258	35,203,143
Marathon Petroleum Corp.	22,900	3,194,550
Permian Resources Corp. (a)	731,270	10,515,663
PetroChina Co. Ltd. - Class H	11,070,000	8,709,257
Phillips 66	105,400	12,008,222
Shell PLC (ADR) (a)	560,100	35,090,265
Suncor Energy, Inc.	334,900	11,954,307
TotalEnergies SE	394,400	21,916,371
Valero Energy Corp.	96,500	11,829,935
Yellow Cake PLC (b)	1,054,300	6,565,203
		243,241,516
Paper & Forest Products — 2.7%
Suzano SA	1,270,600	12,816,472
West Fraser Timber Co. Ltd. (a)	83,700	7,252,311
		20,068,783
Specialized REITs — 2.0%
Weyerhaeuser Co.	528,600	14,880,090
Total Common Stocks (Cost $712,395,462)		717,463,236

Short-Term Investments—1.4%
Mutual Funds—1.4%
Invesco Treasury Portfolio, Institutional Class, 4.380% (e)	10,429,434	10,429,434
Total Short-Term Investments (Cost $10,429,434)		10,429,434
See accompanying notes to financial statements.
BHFTII-370

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (f)—11.4%

Security Description	Principal Amount*	Value

Certificates of Deposit—1.2%
Barclays Bank PLC (NY)
4.840%, SOFR + 0.380%, 02/10/25 (g)	2,000,000	$2,000,132
Credit Industriel et Commercial
Zero Coupon, 05/12/25	1,000,000	983,670
Mizuho Bank Ltd.
4.690%, SOFR + 0.230%, 05/09/25 (g)	2,000,000	1,999,794
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (g)	2,000,000	2,000,044
Sumitomo Mitsui Trust Bank Ltd.
4.520%, SOFR + 0.150%, 03/05/25 (g)	1,000,000	999,748
Westpac Banking Corp.
4.700%, SOFR + 0.330%, 04/28/25 (g)	1,000,000	1,000,520
		8,983,908
Repurchase Agreements—7.7%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,300,321; collateralized by various Common Stock with an aggregate market value of $1,447,561	1,300,000	1,300,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $7,001,734; collateralized by various Common Stock with an aggregate market value of $7,794,559	7,000,000	7,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $1,000,251; collateralized by various Common Stock with an aggregate market value of $1,113,508	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.630%, due on 02/04/25 with a maturity value of $5,022,507; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.625%, maturity dates ranging from 10/15/26 - 11/15/54, and an aggregate market value of $5,100,001	5,000,000	5,000,000
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $5,127,422; collateralized by various Common Stock with an aggregate market value of $5,500,001	5,000,000	5,000,000
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $4,572,368; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $4,662,676	4,571,251	4,571,251
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $10,008,672; collateralized by various Common Stock with an aggregate market value of $11,153,796	10,000,000	10,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $4,001,004; collateralized by various Common Stock with an aggregate market value of $4,461,759	4,000,000	4,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $1,000,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 01/16/25 - 05/15/54, and an aggregate market value of $1,020,001	1,000,000	1,000,000
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $17,004,184; collateralized by various Common Stock with an aggregate market value of $18,704,602	17,000,000	$17,000,000
		55,871,251

Mutual Funds—2.5%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (e)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (e)	2,000,000	2,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (e)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (e)	3,000,000	3,000,000
		18,000,000
Total Securities Lending Reinvestments (Cost $82,855,181)		82,855,159
Total Investments—111.2% (Cost $805,680,077)		810,747,829
Other assets and liabilities (net)—(11.2)%		(81,833,680)
Net Assets—100.0%		$728,914,149

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $125,212,818 and the collateral received consisted of cash in the amount of $82,848,944 and non-cash collateral with a value of $45,230,928. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.
BHFTII-371

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Schedule of Investments as of December 31, 2024

Country Diversification as of December 31, 2024 (Unaudited)	% of Net Assets
United States	60.9
Canada	18.1
France	5.1
Australia	4.8
South Africa	3.7
Brazil	1.7
China	1.2
Turkey	0.9
United Kingdom	0.9
Netherlands	0.8
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$496,736,420	$0	$559,478,568
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(82,848,944)	$—	$—	$—	$(82,848,944)
Gross amount of recognized liabilities for securities lending transactions					$(82,848,944)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$37,668,469	$5,985,253	$—	$43,653,722
Commercial Services & Supplies	6,228,589	—	—	6,228,589
Construction & Engineering	21,243,816	—	—	21,243,816
Containers & Packaging	14,644,377	—	—	14,644,377
Electrical Equipment	—	14,977,364	139,743	15,117,107
Energy Equipment & Services	8,959,466	—	—	8,959,466
Financial Services	14,742,817	—	—	14,742,817
Food Products	47,591,799	21,600,943	—	69,192,742
Independent Power and Renewable Electricity Producers	11,600,436	—	—	11,600,436
Marine Transportation	9,705,140	—	—	9,705,140
Metals & Mining	182,449,841	41,734,794	—	224,184,635
Oil, Gas & Consumable Fuels	206,050,685	37,190,831	—	243,241,516
Paper & Forest Products	7,252,311	12,816,472	—	20,068,783
Specialized REITs	14,880,090	—	—	14,880,090
Total Common Stocks	583,017,836	134,305,657	139,743	717,463,236
Total Short-Term Investments*	10,429,434	—	—	10,429,434
Securities Lending Reinvestments
Certificates of Deposit	—	8,983,908	—	8,983,908
Repurchase Agreements	—	55,871,251	—	55,871,251
See accompanying notes to financial statements.
BHFTII-372

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$18,000,000	$—	$—	$18,000,000
Total Securities Lending Reinvestments	18,000,000	64,855,159	—	82,855,159
Total Investments	$611,447,270	$199,160,816	$139,743	$810,747,829
Collateral for Securities Loaned (Liability)	$—	$(82,848,944)	$—	$(82,848,944)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
During the year ended December 31, 2024, a transfer into Level 3 in the amount of $460,334 was due to a trading halt on the security's exchange which resulted in the lack of observable inputs.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$808,503,948
Gross unrealized appreciation	65,697,090
Gross unrealized (depreciation)	(63,453,209)
Net unrealized appreciation (depreciation)	$2,243,881
See accompanying notes to financial statements.
BHFTII-373

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$810,747,829
Cash	53,062
Cash denominated in foreign currencies (c)	28,855
Receivable for:
Fund shares sold	243,591
Dividends and interest	1,532,082
Prepaid expenses	3,016
Total Assets	812,608,435
Liabilities
Collateral for securities loaned	82,848,944
Payable for:
Fund shares redeemed	32,196
Accrued Expenses:
Management fees	464,635
Distribution and service fees	15,508
Deferred trustees’ fees	209,753
Other expenses	123,250
Total Liabilities	83,694,286
Net Assets	$728,914,149
Net Assets Consist of:
Paid in surplus	$689,198,091
Distributable earnings (Accumulated losses)	39,716,058
Net Assets	$728,914,149
Net Assets
Class A	$658,088,958
Class B	70,825,191
Capital Shares Outstanding*
Class A	60,548,280
Class B	6,565,654
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.87
Class B	10.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $805,680,077.
(b)	Includes securities loaned at value of $125,212,818.
(c)	Identified cost of cash denominated in foreign currencies was $28,986.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends (a)	$31,269,467
Securities lending income	380,915
Total investment income	31,650,382
Expenses
Management fees	6,403,753
Administration fees	47,215
Custodian and accounting fees	78,803
Distribution and service fees—Class B	195,502
Audit and tax services	50,208
Legal	45,578
Trustees’ fees and expenses	74,205
Shareholder reporting	35,166
Insurance	6,898
Miscellaneous	20,415
Total expenses	6,957,743
Less management fee waiver	(488,670)
Less broker commission recapture	(16,139)
Net expenses	6,452,934
Net Investment Income	25,197,448
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17,969,178
Foreign currency transactions	(220,352)
Net realized gain (loss)	17,748,826
Net change in unrealized appreciation (depreciation) on:
Investments	(53,501,255)
Foreign currency transactions	(41,792)
Net change in unrealized appreciation (depreciation)	(53,543,047)
Net realized and unrealized gain (loss)	(35,794,221)
Net Increase (Decrease) in Net Assets From Operations	$(10,596,773)

(a)	Net of foreign withholding taxes of $973,671.
See accompanying notes to financial statements.
BHFTII-374

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,197,448	$21,220,276
Net realized gain (loss)	17,748,826	58,873,261
Net change in unrealized appreciation (depreciation)	(53,543,047)	(102,072,728)
Increase (decrease) in net assets from operations	(10,596,773)	(21,979,191)
From Distributions to Shareholders
Class A	(46,623,629)	(22,123,408)
Class B	(4,789,110)	(2,280,208)
Total distributions	(51,412,739)	(24,403,616)
Increase (decrease) in net assets from capital share transactions	(41,439,250)	56,889,649
Total increase (decrease) in net assets	(103,448,762)	10,506,842
Net Assets
Beginning of period	832,362,911	821,856,069
End of period	$728,914,149	$832,362,911

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	5,367,966	$61,794,686	7,825,456	$88,544,541
Reinvestments	4,036,678	46,623,629	1,902,271	22,123,408
Redemptions	(12,221,754)	(147,874,040)	(4,713,626)	(57,094,484)
Net increase (decrease)	(2,817,110)	$(39,455,725)	5,014,101	$53,573,465
Class B
Sales	763,113	$8,593,438	985,783	$11,819,500
Reinvestments	417,170	4,789,110	197,079	2,280,208
Redemptions	(1,271,895)	(15,366,073)	(898,037)	(10,783,524)
Net increase (decrease)	(91,612)	$(1,983,525)	284,825	$3,316,184
Increase (decrease) derived from capital shares transactions		$(41,439,250)		$56,889,649
See accompanying notes to financial statements.
BHFTII-375

Brighthouse Funds Trust II
VanEck Global Natural Resources Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.90	$12.71	$12.08	$10.29	$8.59
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.32	0.36	0.24	0.10
Net realized and unrealized gain (loss)	(0.60)	(0.76)	0.65	1.70	1.70
Total income (loss) from investment operations	(0.24)	(0.44)	1.01	1.94	1.80
Less Distributions
Distributions from net investment income	(0.33)	(0.37)	(0.38)	(0.15)	(0.10)
Distributions from net realized capital gains	(0.46)	0.00	0.00	0.00	0.00
Total distributions	(0.79)	(0.37)	(0.38)	(0.15)	(0.10)
Net Asset Value, End of Period	$10.87	$11.90	$12.71	$12.08	$10.29
Total Return (%) (b)	(2.33)	(3.49)	8.24	18.82	21.58
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.77	0.77	0.75	0.74	0.75
Ratio of net investment income (loss) to average net assets (%)	3.11	2.66	2.74	2.01	1.34
Portfolio turnover rate (%)	63	43	40	23	48
Net assets, end of period (in millions)	$658.1	$753.7	$741.5	$1,012.3	$1,115.4

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.81	$12.61	$11.98	$10.21	$8.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.29	0.32	0.20	0.08
Net realized and unrealized gain (loss)	(0.59)	(0.76)	0.65	1.69	1.68
Total income (loss) from investment operations	(0.26)	(0.47)	0.97	1.89	1.76
Less Distributions
Distributions from net investment income	(0.30)	(0.33)	(0.34)	(0.12)	(0.08)
Distributions from net realized capital gains	(0.46)	0.00	0.00	0.00	0.00
Total distributions	(0.76)	(0.33)	(0.34)	(0.12)	(0.08)
Net Asset Value, End of Period	$10.79	$11.81	$12.61	$11.98	$10.21
Total Return (%) (b)	(2.60)	(3.64)	7.98	18.51	21.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.08	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	1.02	1.02	1.00	0.99	1.00
Ratio of net investment income (loss) to average net assets (%)	2.82	2.43	2.50	1.76	1.09
Portfolio turnover rate (%)	63	43	40	23	48
Net assets, end of period (in millions)	$70.8	$78.6	$80.4	$100.3	$109.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTII-376

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—40.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising — 0.3%
Clear Channel Outdoor Holdings, Inc.
5.125%, 08/15/27 (144A) (a)	5,900,000	$5,679,152
Aerospace/Defense — 0.4%
Bombardier, Inc.
7.000%, 06/01/32 (144A) (a)	10,000	10,173
7.250%, 07/01/31 (144A) (a)	1,866,000	1,924,361
7.875%, 04/15/27 (144A) (a)	1,278,000	1,279,936
TransDigm, Inc.
6.625%, 03/01/32 (144A) (a)	5,140,000	5,186,392
		8,400,862
Airlines — 1.0%
Air Canada
3.875%, 08/15/26 (144A) (a)	2,133,000	2,072,444
Air Canada Pass-Through Trust
4.125%, 11/15/26 (144A)	392,174	390,254
American Airlines, Inc.
7.250%, 02/15/28 (144A) (a)	1,130,000	1,158,282
8.500%, 05/15/29 (144A) (a)	2,950,000	3,097,304
Latam Airlines Group SA
7.875%, 04/15/30 (144A)	2,330,000	2,358,799
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.000%, 09/20/25 (144A) (a)	9,375,999	7,266,399
United Airlines Pass-Through Trust
4.875%, 07/15/27	300,000	299,513
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
7.875%, 05/01/27 (144A)	3,320,000	3,231,565
		19,874,560
Auto Manufacturers — 1.0%
Ford Motor Co.
3.250%, 02/12/32	1,410,000	1,172,702
4.750%, 01/15/43 (a)	340,000	268,036
Ford Motor Credit Co. LLC
3.625%, 06/17/31 (a)	1,600,000	1,383,773
General Motors Co.
6.600%, 04/01/36 (a)	1,454,000	1,526,216
JB Poindexter & Co., Inc.
8.750%, 12/15/31 (144A) (a)	2,010,000	2,115,780
Mclaren Finance PLC
7.500%, 08/01/26 (144A)	4,330,000	4,305,834
PM General Purchaser LLC
9.500%, 10/01/28 (144A)	10,330,000	10,258,952
		21,031,293
Auto Parts & Equipment — 0.6%
Titan International, Inc.
7.000%, 04/30/28	4,161,000	4,073,131
ZF North America Capital, Inc.
6.875%, 04/23/32 (144A)	3,090,000	2,930,069
7.125%, 04/14/30 (144A) (a)	4,420,000	4,338,977
		11,342,177
Security Description	Principal Amount*	Value
Banks — 3.6%
Banco Mercantil del Norte SA
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	2,150,000	$2,109,986
Bank of Nova Scotia
8.000%, 5Y H15 + 4.017%, 01/27/84 (b)	4,760,000	5,008,785
8.625%, 5Y H15 + 4.389%, 10/27/82 (b)	900,000	955,252
BBVA Bancomer SA
5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (a) (b)	5,480,000	5,081,585
BNP Paribas SA
7.750%, 5Y H15 + 4.899%, 08/16/29 (144A) (b)	1,530,000	1,564,081
8.000%, 5Y H15 + 3.727%, 08/22/31 (144A) (b)	1,520,000	1,563,439
Citigroup, Inc.
4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	1,810,000	1,762,259
Credit Agricole SA
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (b)	8,470,000	8,640,670
HSBC Holdings PLC
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	390,000	381,314
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	666,014
Intesa Sanpaolo SpA
5.710%, 01/15/26 (144A)	3,090,000	3,090,436
7.800%, 11/28/53 (144A) †	8,220,000	9,184,934
Lloyds Banking Group PLC
8.000%, 5Y H15 + 3.913%, 09/27/29 (b)	3,260,000	3,384,372
8.500%, 5Y UKG + 5.143%, 03/27/28 (GBP) (b)	4,580,000	5,927,213
NatWest Group PLC
4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	7,498,254
State Street Corp.
6.700%, 5Y H15 + 2.613%, 03/15/29 (a) (b)	1,230,000	1,254,300
Toronto-Dominion Bank
8.125%, 5Y H15 + 4.075%, 10/31/82 (b)	3,122,000	3,254,124
UBS Group AG
7.750%, 5Y USD SOFR ICE Swap + 4.160%, 04/12/31 (144A) (a) (b)	5,700,000	5,937,713
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (b)	4,090,000	4,421,581
		71,686,312
Beverages — 0.0%
Triton Water Holdings, Inc.
6.250%, 04/01/29 (144A) (a)	990,000	982,786
Biotechnology — 0.2%
Cidron Aida Finco SARL
6.250%, 04/01/28 (144A) (GBP)	4,110,000	4,902,244
Building Materials — 0.2%
Builders FirstSource, Inc.
4.250%, 02/01/32 (144A) (a)	2,184,000	1,928,718
Smyrna Ready Mix Concrete LLC
8.875%, 11/15/31 (144A)	1,260,000	1,321,053
		3,249,771
Chemicals — 0.4%
Cerdia Finanz GmbH
9.375%, 10/03/31 (144A)	870,000	905,383
Minerals Technologies, Inc.
5.000%, 07/01/28 (144A) (a)	1,690,000	1,626,625
See accompanying notes to financial statements.
BHFTII-377

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Chemicals—(Continued)
OCP SA
6.750%, 05/02/34 (144A) (a)	5,100,000	$5,202,000
		7,734,008
Coal — 0.1%
Teck Resources Ltd.
6.000%, 08/15/40	1,774,000	1,729,669
Commercial Services — 1.5%
Boost Newco Borrower LLC
7.500%, 01/15/31 (144A) (a)	2,990,000	3,134,595
Carriage Services, Inc.
4.250%, 05/15/29 (144A) (a)	2,320,000	2,112,337
CoreCivic, Inc.
4.750%, 10/15/27	7,646,000	7,460,214
GEO Group, Inc.
8.625%, 04/15/29	1,150,000	1,214,606
10.250%, 04/15/31	3,320,000	3,619,661
Metropolitan Museum of Art
3.400%, 07/01/45	2,025,000	1,494,740
RR Donnelley & Sons Co.
9.500%, 08/01/29 (144A)	4,030,000	4,092,369
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
6.750%, 08/15/32 (144A) (a)	2,030,000	2,064,626
United Rentals North America, Inc.
6.000%, 12/15/29 (144A)	520,000	524,617
Vortex Opco LLC
8.000%, 04/30/30 (144A)	2,837,802	1,021,609
WW International, Inc.
4.500%, 04/15/29 (144A)	3,190,000	636,708
ZipRecruiter, Inc.
5.000%, 01/15/30 (144A) (a)	3,350,000	3,017,908
		30,393,990
Computers — 0.0%
Vericast Corp./Harland Clarke/Checks in the Mail/Valassis Comm/Valassis Direct
13.000%, 12/15/30 (144A) (c)	239,258	282,923
Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc.
3.875%, 12/15/28 (144A) (a)	2,150,000	1,964,965
Diversified Financial Services — 2.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.950%, 5Y H15 + 2.720%, 03/10/55 (a) (b)	2,360,000	2,428,849
B3 SA - Brasil Bolsa Balcao
4.125%, 09/20/31 (144A)	3,800,000	3,358,294
Burford Capital Global Finance LLC
9.250%, 07/01/31 (144A) (a)	2,830,000	3,004,473
Jane Street Group/JSG Finance, Inc.
6.125%, 11/01/32 (144A) (a)	1,890,000	1,872,406
7.125%, 04/30/31 (144A) (a)	6,389,000	6,565,763
Mcclatchy Media Co. LLC
11.000%, 12.500% PIK, 12/01/31 (144A) (c)	28,300,134	28,866,137
Security Description	Principal Amount*	Value
Diversified Financial Services—(Continued)
Midcap Financial Issuer Trust
6.500%, 05/01/28 (144A) (a)	2,165,000	$2,117,282
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.625%, 03/01/29 (144A) (a)	3,370,000	3,051,931
VFH Parent LLC/Valor Co-Issuer, Inc.
7.500%, 06/15/31 (144A)	320,000	329,137
		51,594,272
Electric — 1.3%
Alpha Generation LLC
6.750%, 10/15/32 (144A) (a)	1,060,000	1,048,737
Edison International
5.375%, 5Y H15 + 4.698%, 03/15/26 (b)	4,971,000	4,901,794
FirstEnergy Corp.
2.650%, 03/01/30 (a)	1,830,000	1,622,184
3.900%, 07/15/27	230,000	223,972
Lightning Power LLC
7.250%, 08/15/32 (144A)	3,150,000	3,238,619
NRG Energy, Inc.
6.250%, 11/01/34 (144A) (a)	2,170,000	2,128,434
Pampa Energia SA
7.950%, 09/10/31 (144A)	3,360,000	3,425,184
Panoche Energy Center LLC
6.885%, 07/31/29 (144A)	351,732	314,800
Southern California Edison Co.
3.900%, 03/15/43	1,077,000	849,022
TransAlta Corp.
6.500%, 03/15/40 (a)	3,619,000	3,626,061
7.750%, 11/15/29 (a)	1,320,000	1,376,420
Vistra Operations Co. LLC
6.875%, 04/15/32 (144A) (a)	3,020,000	3,092,228
		25,847,455
Electronics — 0.1%
Structured Asset Securities Corp.
8.625%, 05/15/32 (144A) (a)	2,050,000	2,142,349
Energy-Alternate Sources — 0.2%
Alta Wind Holdings LLC
7.000%, 06/30/35 (144A)	745,227	705,759
Sunnova Energy Corp.
5.875%, 09/01/26 (144A)	4,460,000	3,706,610
		4,412,369
Engineering & Construction — 0.7%
Gatwick Airport Finance PLC
4.375%, 04/07/26 (GBP)	5,030,000	6,193,154
TopBuild Corp.
3.625%, 03/15/29 (144A) (a)	2,000,000	1,830,943
4.125%, 02/15/32 (144A)	90,000	79,722
Tutor Perini Corp.
11.875%, 04/30/29 (144A)	4,822,000	5,331,179
		13,434,998
See accompanying notes to financial statements.
BHFTII-378

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Entertainment — 0.4%
Allen Media LLC/Allen Media Co-Issuer, Inc.
10.500%, 02/15/28 (144A)	3,590,000	$1,544,504
AMC Entertainment Holdings, Inc.
7.500%, 02/15/29 (144A)	2,390,000	2,121,649
Caesars Entertainment, Inc.
7.000%, 02/15/30 (144A) (a)	2,090,000	2,128,769
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.125%, 02/15/31 (144A) (a)	2,970,000	3,092,988
		8,887,910
Environmental Control — 0.2%
Clean Harbors, Inc.
5.125%, 07/15/29 (144A)	2,098,000	2,013,885
GFL Environmental, Inc.
6.750%, 01/15/31 (144A) (a)	2,010,000	2,063,981
		4,077,866
Food — 0.2%
Co-Operative Bank Holdings Ltd.
7.500%, 07/08/26 (GBP) (d)	2,410,000	3,087,340
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.625%, 03/01/29 (144A) (a)	1,360,000	1,256,766
		4,344,106
Food Service — 0.2%
TKC Holdings, Inc.
6.875%, 05/15/28 (144A)	2,550,000	2,521,142
10.500%, 05/15/29 (144A)	2,120,000	2,134,286
		4,655,428
Forest Products & Paper — 0.1%
Suzano Austria GmbH
3.125%, 01/15/32	2,190,000	1,817,041
5.750%, 07/14/26	1,000,000	1,002,886
		2,819,927
Healthcare-Products — 0.5%
Medline Borrower LP
5.250%, 10/01/29 (144A) (a)	4,270,000	4,120,823
Sotera Health Holdings LLC
7.375%, 06/01/31 (144A) (a)	5,020,000	5,085,768
		9,206,591
Healthcare-Services — 1.2%
Akumin, Inc.
9.000%, 10.000% PIK, 08/01/27 (144A) (c)	5,802,000	5,134,770
CHS/Community Health Systems, Inc.
4.750%, 02/15/31 (144A) (a)	1,220,000	946,666
5.625%, 03/15/27 (144A)	2,110,000	2,025,004
6.125%, 04/01/30 (144A)	2,590,000	1,777,284
6.875%, 04/15/29 (144A) (a)	1,305,000	985,724
10.875%, 01/15/32 (144A) (a)	6,810,000	7,026,068
LifePoint Health, Inc.
9.875%, 08/15/30 (144A) (a)	4,800,000	5,178,994
Security Description	Principal Amount*	Value
Healthcare-Services—(Continued)
U.S. Renal Care, Inc.
10.625%, 06/28/28 (144A)	1,375,850	$1,169,472
		24,243,982
Holding Companies-Diversified — 0.1%
Stena International SA
7.250%, 01/15/31 (144A) (a)	1,866,000	1,903,979
Home Builders — 0.2%
Empire Communities Corp.
9.750%, 05/01/29 (144A) (a)	1,950,000	2,051,480
Winnebago Industries, Inc.
6.250%, 07/15/28 (144A)	2,094,000	2,079,649
		4,131,129
Housewares — 0.1%
Newell Brands, Inc.
5.700%, 04/01/26 (a)	630,000	629,731
6.375%, 05/15/30	1,560,000	1,562,569
		2,192,300
Insurance — 0.5%
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC
7.875%, 11/01/29 (144A)	740,000	750,003
Massachusetts Mutual Life Insurance Co.
4.900%, 04/01/77 (144A) †	6,285,000	5,075,310
Saga PLC
5.500%, 07/15/26 (GBP)	3,370,000	4,045,083
		9,870,396
Internet — 0.6%
Acuris Finance U.S., Inc./Acuris Finance SARL
5.000%, 05/01/28 (144A) (a)	2,900,000	2,622,427
Gen Digital, Inc.
7.125%, 09/30/30 (144A)	5,110,000	5,240,280
Ziff Davis, Inc.
4.625%, 10/15/30 (144A) (a)	3,556,000	3,254,917
		11,117,624
Iron/Steel — 0.0%
Vale Overseas Ltd.
6.875%, 11/10/39 (a)	687,000	728,985
IT Services — 0.2%
Vertiv Group Corp.
4.125%, 11/15/28 (144A) (a)	3,380,000	3,190,120
Leisure Time — 1.4%
Carnival Holdings Bermuda Ltd.
10.375%, 05/01/28 (144A) (a)	2,920,000	3,110,929
NCL Corp. Ltd.
5.875%, 03/15/26 (144A) (a)	2,000,000	1,997,286
8.125%, 01/15/29 (144A)	3,070,000	3,234,963
Royal Caribbean Cruises Ltd.
5.625%, 09/30/31 (144A)	3,870,000	3,806,761
See accompanying notes to financial statements.
BHFTII-379

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Leisure Time—(Continued)
Royal Caribbean Cruises Ltd.
6.000%, 02/01/33 (144A) (a)	3,810,000	$3,800,952
6.250%, 03/15/32 (144A) (a)	1,490,000	1,507,851
Viking Cruises Ltd.
7.000%, 02/15/29 (144A) (a)	2,110,000	2,121,577
9.125%, 07/15/31 (144A) (a)	5,680,000	6,107,475
VOC Escrow Ltd.
5.000%, 02/15/28 (144A) (a)	2,000,000	1,946,278
		27,634,072
Lodging — 0.8%
Full House Resorts, Inc.
8.250%, 02/15/28 (144A) (a)	5,095,000	5,055,514
Melco Resorts Finance Ltd.
5.375%, 12/04/29 (144A)	1,700,000	1,551,943
7.625%, 04/17/32 (144A) (a)	2,540,000	2,549,098
Sands China Ltd.
2.300%, 03/08/27	200,000	186,336
2.850%, 03/08/29	1,240,000	1,105,423
3.250%, 08/08/31	470,000	401,866
5.125%, 08/08/25	4,610,000	4,590,934
5.400%, 08/08/28	1,240,000	1,226,175
		16,667,289
Machinery-Diversified — 0.2%
Esab Corp.
6.250%, 04/15/29 (144A)	2,340,000	2,369,108
TK Elevator U.S. Newco, Inc.
5.250%, 07/15/27 (144A)	2,140,000	2,094,879
		4,463,987
Media — 2.4%
AMC Networks, Inc.
10.250%, 01/15/29 (144A) (a)	1,080,000	1,146,720
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A) (a)	4,630,000	4,035,163
Charter Communications Operating LLC/Charter Communications Operating Capital
5.375%, 04/01/38 (a)	1,130,000	1,005,154
CSC Holdings LLC
4.125%, 12/01/30 (144A) (a)	6,300,000	4,525,691
5.375%, 02/01/28 (144A) (a)	2,880,000	2,484,597
5.500%, 04/15/27 (144A) (a)	6,970,000	6,238,146
7.500%, 04/01/28 (144A)	380,000	260,364
11.750%, 01/31/29 (144A) (a)	10,620,000	10,488,058
DISH DBS Corp.
5.250%, 12/01/26 (144A)	140,000	127,253
5.750%, 12/01/28 (144A)	4,330,000	3,702,126
DISH Network Corp.
11.750%, 11/15/27 (144A) (a)	4,260,000	4,512,158
Gray Television, Inc.
7.000%, 05/15/27 (144A)	2,290,000	2,214,879
iHeartCommunications, Inc.
9.125%, 05/01/29 (144A)	855,000	741,988
Nexstar Media, Inc.
5.625%, 07/15/27 (144A) (a)	5,180,000	5,052,343
Security Description	Principal Amount*	Value
Media—(Continued)
Time Warner Cable LLC
5.875%, 11/15/40 (a)	2,132,000	$1,907,706
		48,442,346
Metal Fabricate/Hardware — 0.1%
Advanced Drainage Systems, Inc.
6.375%, 06/15/30 (144A) (a)	2,990,000	2,990,263
Mining — 1.0%
ACN 113 874 712 Pty. Ltd.
13.250%, 02/15/18 (144A) † (e) (f) (g)	931,574	0
First Quantum Minerals Ltd.
6.875%, 10/15/27 (144A)	3,845,000	3,826,744
8.625%, 06/01/31 (144A)	1,510,000	1,554,386
9.375%, 03/01/29 (144A) (a)	5,640,000	5,997,857
Freeport Minerals Corp.
7.125%, 11/01/27	4,240,000	4,407,374
Freeport-McMoRan, Inc.
5.450%, 03/15/43 (a)	2,231,000	2,084,508
Hudbay Minerals, Inc.
6.125%, 04/01/29 (144A) (a)	2,014,000	2,015,041
Northwest Acquisitions ULC/Dominion Finco, Inc.
7.125%, 11/01/22 (144A) † (e)	8,475,000	85
		19,885,995
Multi-National — 1.0%
Inter-American Development Bank
7.350%, 10/06/30 (INR)	1,730,000,000	20,282,205
Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.
3.250%, 02/15/29 (a)	1,610,000	1,483,151
Oil & Gas — 4.5%
Chord Energy Corp.
6.375%, 06/01/26 (144A)	4,990,000	4,988,499
Crescent Energy Finance LLC
7.625%, 04/01/32 (144A) (a)	1,700,000	1,691,252
9.250%, 02/15/28 (144A) (a)	290,000	303,077
Ecopetrol SA
8.375%, 01/19/36	5,570,000	5,371,917
EQT Corp.
7.000%, 02/01/30 (a)	2,480,000	2,633,968
Expand Energy Corp.
4.750%, 02/01/32 (a)	2,340,000	2,178,083
Hilcorp Energy I LP/Hilcorp Finance Co.
8.375%, 11/01/33 (144A)	2,020,000	2,062,001
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	291,750
6.375%, 10/24/48 (144A)	1,060,000	984,475
Noble Finance II LLC
8.000%, 04/15/30 (144A)	2,150,000	2,171,427
Northern Oil & Gas, Inc.
8.125%, 03/01/28 (144A) (a)	5,170,000	5,249,234
Occidental Petroleum Corp.
4.400%, 08/15/49	1,630,000	1,139,936
See accompanying notes to financial statements.
BHFTII-380

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Oil & Gas—(Continued)
Occidental Petroleum Corp.
6.450%, 09/15/36	4,292,000	$4,393,845
7.150%, 05/15/28	6,482,000	6,782,266
7.950%, 06/15/39	9,359,000	10,675,521
Pan American Energy LLC
8.500%, 04/30/32 (144A)	3,330,000	3,543,120
Permian Resources Operating LLC
5.875%, 07/01/29 (144A)	1,880,000	1,844,651
7.000%, 01/15/32 (144A)	2,620,000	2,659,587
8.000%, 04/15/27 (144A)	700,000	714,794
9.875%, 07/15/31 (144A) (a)	4,410,000	4,848,717
Petrobras Global Finance BV
5.750%, 02/01/29	700,000	690,425
6.850%, 06/05/2115 (a)	6,170,000	5,468,319
Puma International Financing SA
7.750%, 04/25/29 (144A) (a)	3,680,000	3,737,040
Range Resources Corp.
4.750%, 02/15/30 (144A)	1,170,000	1,097,896
8.250%, 01/15/29 (a)	9,110,000	9,379,609
Shelf Drilling Holdings Ltd.
9.625%, 04/15/29 (144A) (a)	4,008,000	3,381,627
YPF SA
6.950%, 07/21/27 (144A)	3,160,000	3,092,506
		91,375,542
Packaging & Containers — 0.3%
ARD Finance SA
6.500%, 7.250% PIK, 06/30/27 (144A) (c)	1,948,150	272,741
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.000%, 06/15/27 (144A)	3,060,000	3,036,074
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.250%, 08/15/27 (144A) (a)	3,680,000	2,089,100
5.250%, 08/15/27 (144A)	650,000	368,999
		5,766,914
Pharmaceuticals — 0.8%
Bausch Health Cos., Inc.
5.750%, 08/15/27 (144A)	1,670,000	1,452,900
6.125%, 02/01/27 (144A)	3,000,000	2,722,500
7.000%, 01/15/28 (144A)	1,070,000	752,054
Endo Finance Holdings, Inc.
8.500%, 04/15/31 (144A) (a)	2,610,000	2,765,381
Teva Pharmaceutical Finance Netherlands III BV
4.100%, 10/01/46	6,520,000	4,687,225
4.750%, 05/09/27	3,520,000	3,434,891
5.125%, 05/09/29	560,000	546,851
		16,361,802
Pipelines — 3.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp.
7.250%, 07/15/32 (144A) (a)	2,930,000	3,010,089
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	190,000	223,234
Energy Transfer LP
6.250%, 04/15/49 (a)	750,000	750,628
Security Description	Principal Amount*	Value
Pipelines—(Continued)
Enterprise Products Operating LLC
5.375%, 3M TSFR + 2.832%, 02/15/78 (b)	12,640,000	$12,072,259
EQM Midstream Partners LP
7.500%, 06/01/27 (144A) (a)	1,660,000	1,692,705
7.500%, 06/01/30 (144A)	1,410,000	1,499,933
Howard Midstream Energy Partners LLC
7.375%, 07/15/32 (144A) (a)	2,070,000	2,102,855
8.875%, 07/15/28 (144A) (a)	2,570,000	2,699,158
Kinder Morgan, Inc.
7.800%, 08/01/31 (a)	67,000	75,456
Plains All American Pipeline LP
8.895%, 3M TSFR + 4.372%, 01/31/25 (b)	4,228,000	4,196,637
Rockies Express Pipeline LLC
6.875%, 04/15/40 (144A)	1,280,000	1,216,812
7.500%, 07/15/38 (144A)	1,200,000	1,190,804
Southern Natural Gas Co. LLC
8.000%, 03/01/32	25,000	28,106
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.000%, 12/31/30 (144A)	3,230,000	3,058,387
Venture Global Calcasieu Pass LLC
3.875%, 11/01/33 (144A) (a)	2,200,000	1,890,070
4.125%, 08/15/31 (144A) (a)	2,450,000	2,194,046
6.250%, 01/15/30 (144A)	6,060,000	6,116,552
Venture Global LNG, Inc.
7.000%, 01/15/30 (144A) (a)	2,320,000	2,354,752
8.375%, 06/01/31 (144A) (a)	1,660,000	1,731,258
9.000%, 5Y H15 + 5.440%, 09/30/29 (144A) (b)	6,080,000	6,356,908
9.500%, 02/01/29 (144A)	1,570,000	1,735,268
9.875%, 02/01/32 (144A) (a)	3,250,000	3,566,158
Western Midstream Operating LP
5.300%, 03/01/48	4,520,000	3,838,752
5.450%, 04/01/44	9,160,000	8,153,989
		71,754,816
Real Estate — 0.2%
Country Garden Holdings Co. Ltd.
8.000%, 01/27/24 (e)	1,110,000	112,388
Cushman & Wakefield U.S. Borrower LLC
8.875%, 09/01/31 (144A) (a)	1,360,000	1,464,151
Five Point Operating Co. LP/Five Point Capital Corp.
10.500%, 01/15/28 (144A) (a) (d)	2,025,049	2,059,746
		3,636,285
Real Estate Investment Trusts — 0.9%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
7.000%, 07/15/31 (144A) (a)	4,030,000	4,129,429
MPT Operating Partnership LP/MPT Finance Corp.
5.000%, 10/15/27 (a)	6,353,000	5,356,097
5.250%, 08/01/26 (a)	3,719,000	3,423,873
Service Properties Trust
5.500%, 12/15/27 (a)	2,416,000	2,259,264
Starwood Property Trust, Inc.
7.250%, 04/01/29 (144A) (a)	2,190,000	2,246,511
See accompanying notes to financial statements.
BHFTII-381

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Real Estate Investment Trusts—(Continued)
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
10.500%, 02/15/28 (144A)	550,000	$586,454
		18,001,628
Retail — 1.7%
FirstCash, Inc.
5.625%, 01/01/30 (144A) (a)	3,060,000	2,948,097
Foot Locker, Inc.
4.000%, 10/01/29 (144A)	5,491,000	4,735,565
Global Auto Holdings Ltd./AAG FH U.K. Ltd.
8.375%, 01/15/29 (144A)	1,380,000	1,287,132
8.750%, 01/15/32 (144A) (a)	7,850,000	7,033,617
11.500%, 08/15/29 (144A)	1,590,000	1,618,077
Marks & Spencer PLC
7.125%, 12/01/37 (144A)	1,705,000	1,764,226
Michaels Cos., Inc.
5.250%, 05/01/28 (144A)	1,830,000	1,381,667
PetSmart, Inc./PetSmart Finance Corp.
7.750%, 02/15/29 (144A) (a)	5,580,000	5,393,967
Saks Global Enterprises LLC
11.000%, 12/15/29 (144A) (a)	3,230,000	3,111,265
Sally Holdings LLC/Sally Capital, Inc.
6.750%, 03/01/32 (a)	1,860,000	1,863,206
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000%, 06/01/31 (144A) (a)	2,210,000	1,970,150
Superior Plus LP/Superior General Partner, Inc.
4.500%, 03/15/29 (144A) (a)	2,320,000	2,109,360
		35,216,329
Software — 0.3%
Central Parent, Inc./CDK Global, Inc.
7.250%, 06/15/29 (144A) (a)	1,940,000	1,917,087
Citrix Systems, Inc.
4.500%, 12/01/27	650,000	592,367
Cloud Software Group, Inc.
8.250%, 06/30/32 (144A) (a)	2,960,000	3,050,430
Rackspace Finance LLC
3.500%, 05/15/28 (144A)	912,600	549,841
		6,109,725
Telecommunications — 2.0%
Altice Financing SA
5.750%, 08/15/29 (144A)	5,100,000	3,733,416
Altice France Holding SA
10.500%, 05/15/27 (144A)	6,360,000	1,854,218
Altice France SA
5.125%, 07/15/29 (144A)	950,000	711,420
5.500%, 10/15/29 (144A)	3,420,000	2,561,672
CommScope Technologies LLC
5.000%, 03/15/27 (144A)	5,900,000	5,266,543
Connect Finco SARL/Connect U.S. Finco LLC
9.000%, 09/15/29 (144A) (a)	2,100,000	1,912,689
EchoStar Corp.
6.750%, 11/30/30 (a) (c)	5,117,168	4,641,009
Security Description	Principal Amount*	Value
Telecommunications—(Continued)
EchoStar Corp.
10.750%, 11/30/29	9,906,400	$10,652,207
Millicom International Cellular SA
4.500%, 04/27/31 (144A)	3,930,000	3,443,963
6.250%, 03/25/29 (144A) (a)	1,215,000	1,195,263
Sprint Capital Corp.
8.750%, 03/15/32 (a)	1,369,000	1,634,454
Viasat, Inc.
5.625%, 04/15/27 (144A) (a)	2,180,000	2,110,047
		39,716,901
Transportation — 0.3%
Carriage Purchaser, Inc.
7.875%, 10/15/29 (144A)	5,673,000	5,364,919
XPO, Inc.
6.250%, 06/01/28 (144A)	666,000	670,067
		6,034,986
Total Corporate Bonds & Notes (Cost $839,813,900)		813,880,734

Floating Rate Loans (h)—17.7%
Advertising — 0.2%
CB Poly U.S. Holdings, Inc.
Term Loan B, 9.829%, 3M TSFR + 5.500%, 05/18/29	4,042,658	3,961,805
Aerospace/Defense — 0.4%
Kaman Corp.
2024 Term Loan, 7.829%, 3M TSFR + 3.500%, 04/21/31	3,965,063	3,997,279
Vertex Aerospace Services LLC
2021 First Lien Term Loan, 7.107%, 1M TSFR + 2.750%, 12/06/30	4,917,423	4,932,495
		8,929,774
Airlines — 0.4%
Spirit Airlines, Inc.
DIP Term Loan, 11/18/25 (i)	3,627,281	3,636,349
United Airlines, Inc.
2024 1st Lien Term Loan B, 6.635%, 3M TSFR + 2.000%, 02/22/31	4,039,575	4,058,690
		7,695,039
Apparel — 0.1%
Varsity Brands, Inc.
2024 Term Loan B, 8.271%, 3M TSFR + 3.750%, 08/26/31	2,310,000	2,316,496
Auto Parts & Equipment — 0.3%
Clarios Global LP
2024 USD Term Loan B, 6.857%, 1M TSFR + 2.500%, 05/06/30	3,291,750	3,313,696
First Brands Group LLC
2021 Term Loan, 9.847%, 3M TSFR + 5.000%, 03/30/27	396,907	374,085
See accompanying notes to financial statements.
BHFTII-382

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Auto Parts & Equipment—(Continued)
First Brands Group LLC
2022 Incremental Term Loan, 9.847%, 3M TSFR + 5.000%, 03/30/27	3,372,367	$3,174,241
		6,862,022
Beverages — 0.2%
Triton Water Holdings, Inc.
2024 Incremental Term Loan B, 8.329%, 3M TSFR + 4.000%, 03/31/28	3,455,100	3,487,923
Building Materials — 0.3%
EMRLD Borrower LP
2024 Term Loan B, 6.829%, 1M TSFR + 2.500%, 08/04/31	638,400	641,892
Term Loan B, 6.933%, 6M TSFR + 2.500%, 05/31/30	3,867,294	3,886,630
Quikrete Holdings, Inc.
2024 Term Loan B1, 6.607%, 1M TSFR + 2.250%, 03/19/29	2,317,283	2,319,559
		6,848,081
Chemicals — 0.1%
A-AP Buyer, Inc.
Term Loan B, 7.607%, 1M TSFR + 3.250%, 09/09/31	1,660,000	1,673,833
Commercial Services — 1.2%
Adtalem Global Education, Inc.
2024 1st Lien Term Loan B, 7.107%, 1M TSFR + 2.750%, 08/12/28	654,951	659,864
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 8.207%, 1M TSFR + 3.750%, 05/12/28	2,984,576	2,997,633
Boost Newco Borrower LLC
2024 USD Term Loan B, 6.829%, 3M TSFR + 2.500%, 01/31/31	2,523,675	2,548,011
DS Parent, Inc.
Term Loan B, 9.829%, 3M TSFR + 5.500%, 01/31/31	4,805,850	4,583,579
Garda World Security Corp.
2024 Term Loan B, 7.897%, 1M TSFR + 3.500%, 02/01/29	3,617,846	3,658,547
GEO Group, Inc.
2024 Term Loan B, 9.595%, 1M TSFR + 5.250%, 04/13/29	1,646,890	1,678,456
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, 6.524%, 1M TSFR + 2.000%, 10/13/30	2,238,764	2,246,537
Ryan LLC
Term Loan, 7.857%, 1M TSFR + 3.500%, 11/14/30	5,252,786	5,292,181
WW International, Inc.
2021 Term Loan B, 7.971%, 1M TSFR + 3.500%, 04/13/28	2,260,000	531,100
		24,195,908
Computers — 0.7%
Amentum Government Services Holdings LLC
2024 Term Loan B, 6.607%, 1M TSFR + 2.250%, 09/29/31	5,090,000	5,084,274
Security Description	Principal Amount*	Value

Computers—(Continued)
Indy U.S. Bidco LLC
2024 USD Term Loan B, 9.107%, 1M TSFR + 4.750%, 03/06/28	3,012,450	$3,005,545
Magenta Security Holdings LLC
2024 First Out Term Loan, 11.595%, 3M TSFR + 6.750%, 07/27/28	354,493	330,343
2024 Second Out Term Loan, 6.345%, 3M TSFR + 1.500%, 6.250% PIK, 07/27/28 (c)	455,105	279,321
2024 Third Out Term Loan, 6.345%, 3M TSFR + 1.500%, 5.500% PIK, 07/27/28 (c)	1,578,356	578,073
UST Holdings Ltd.
Term Loan, 7.447%, 1M TSFR + 2.886%, 11/20/28	3,327,002	3,349,875
Vericast Corp.
2024 Extended Term Loan, 12.076%, 3M TSFR + 7.750%, 06/15/30	1,908,947	1,823,045
		14,450,476
Diversified Financial Services — 1.7%
Advisor Group, Inc.
2024 Term Loan B, 7.857%, 1M TSFR + 3.500%, 08/17/28	4,798,044	4,822,783
AqGen Island Holdings, Inc.
2024 Term Loan B, 7.357%, 1M TSFR + 3.000%, 08/02/28	4,396,271	4,431,990
Aretec Group, Inc.
2024 1st Lien Term Loan B, 7.857%, 1M TSFR + 3.500%, 08/09/30	2,663,134	2,672,407
Blackhawk Network Holdings, Inc.
2024 Term Loan, 9.357%, 1M TSFR + 5.000%, 03/12/29	2,726,300	2,763,220
Citadel Securities LP
2024 First Lien Term Loan, 6.329%, 3M TSFR + 2.000%, 10/31/31	2,902,166	2,914,500
Deerfield Dakota Holding LLC
2021 USD 2nd Lien Term Loan, 11.340%, 3M TSFR + 6.750%, 04/07/28	2,060,000	1,993,050
Focus Financial Partners LLC
2024 Delayed Draw Term Loan, 09/15/31 (j)	526,634	532,083
2024 Term Loan B8, 7.607%, 1M TSFR + 3.250%, 09/15/31	4,903,366	4,954,101
Greystone Select Financial LLC
Term Loan B, 9.879%, 3M TSFR + 5.000%, 06/16/28	1,350,561	1,347,185
Jane Street Group LLC
2024 Term Loan B1, 6.395%, 3M TSFR + 2.000%, 12/11/31	4,032,646	4,024,456
VFH Parent LLC
2024 Term Loan B, 7.107%, 1M TSFR + 2.750%, 06/21/31	3,420,000	3,437,633
		33,893,408
Electric — 0.1%
Alpha Generation LLC
Term Loan B, 7.107%, 1M TSFR + 2.750%, 09/30/31	2,244,375	2,264,415
Engineering & Construction — 0.3%
Brown Group Holding LLC
2022 Incremental Term Loan B2, 6.857% - 7.085%, 1M TSFR + 2.500%, 3M TSFR + 2.500%, 07/01/31 (k)	661,629	664,405
See accompanying notes to financial statements.
BHFTII-383

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Brown Group Holding LLC
Term Loan B, 6.857%, 1M TSFR + 2.500%, 07/01/31	2,883,720	$2,899,342
Chromalloy Corp.
2024 Term Loan B, 8.354%, 3M TSFR + 3.750%, 03/27/31	2,696,450	2,703,191
		6,266,938
Entertainment — 1.1%
Allen Media LLC
2021 Term Loan B, 9.979%, 3M TSFR + 5.500%, 02/10/27	8,582,553	5,668,064
Caesars Entertainment, Inc.
2024 Term Loan B1, 6.607%, 1M TSFR + 2.250%, 02/06/31	2,984,962	3,001,379
Term Loan B, 6.607%, 1M TSFR + 2.250%, 02/06/30	1,455,825	1,465,531
Catawba Nation Gaming Authority
Term Loan B, 12/16/31 (i)	2,150,000	2,159,417
Cinemark USA, Inc.
2024 Term Loan B, 7.107%, 1M TSFR + 2.750%, 05/24/30	3,632,950	3,656,564
Flutter Financing BV
2024 Term Loan B, 6.079%, 3M TSFR + 1.750%, 11/30/30	2,002,188	2,009,696
UFC Holdings LLC
2024 Term Loan B, 6.770%, 3M TSFR + 2.250%, 11/21/31	4,660,000	4,694,116
		22,654,767
Environmental Control — 0.5%
Liberty Tire Recycling Holdco LLC
2021 Term Loan, 8.971%, 1M TSFR + 4.500%, 05/05/28	4,013,997	3,953,787
LRS Holdings LLC
Term Loan B, 8.721%, 1M TSFR + 4.250%, 08/31/28	4,073,706	3,910,758
WIN Waste Innovations Holdings, Inc.
2021 Term Loan B, 7.221%, 1M TSFR + 2.750%, 03/24/28	1,369,357	1,342,948
		9,207,493
Food — 0.1%
8th Avenue Food & Provisions, Inc.
2018 2nd Lien Term Loan, 12.221%, 1M TSFR + 7.750%, 10/01/26	1,452,297	1,317,960
Hand/Machine Tools — 0.4%
Alliance Laundry Systems LLC
2024 Term Loan B, 7.837%, 1M TSFR + 3.500%, 08/19/31	4,740,000	4,777,403
Dynamo Newco II GmbH
USD Term Loan B, 8.262%, 6M TSFR + 4.000%, 10/01/31	4,049,850	4,095,411
		8,872,814
Healthcare-Products — 0.5%
Medline Borrower LP
2024 USD Add-on Term Loan B, 6.607%, 1M TSFR + 2.250%, 10/23/28	3,782,266	3,804,486
Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Sotera Health Holdings LLC
2024 Term Loan B, 7.835%, 3M TSFR + 3.250%, 05/30/31	5,755,575	$5,784,353
		9,588,839
Healthcare-Services — 1.0%
EyeCare Partners LLC
2024 Second Out Term Loan B, 5.717%, 3M TSFR + 1.000%, 11/30/28	4,580,107	3,549,583
2024 Third Out Term Loan C, 11.467%, 3M TSFR + 6.750%, 11/30/28	632,114	126,423
Global Medical Response, Inc.
2024 PIK Term Loan, 9.856%, 1M TSFR + 5.500%, 10/31/28	4,959,976	4,981,235
Knight Health Holdings LLC
Term Loan B, 9.721%, 1M TSFR + 5.250%, 12/23/28 †	1,399,528	867,707
LifePoint Health, Inc.
2024 1st Lien Term Loan B, 8.406%, 3M TSFR + 3.750%, 05/17/31	3,797,712	3,815,991
2024 Incremental Term Loan B1, 7.965%, 3M TSFR + 3.500%, 05/17/31	1,306,725	1,311,544
MPH Acquisition Holdings LLC
2021 Term Loan B, 9.026%, 3M TSFR + 4.250%, 09/01/28	3,545,038	3,031,007
Phoenix Guarantor, Inc.
2024 Term Loan B, 6.857%, 1M TSFR + 2.500%, 02/21/31	1,133,876	1,139,102
Team Services Group
2024 Term Loan B, 9.607%, 1M TSFR + 5.250%, 12/20/27	880,000	885,133
Term Loan, 9.471%, 1M TSFR + 5.000%, 12/20/27	1,243,540	1,251,312
		20,959,037
Holding Companies-Diversified — 0.1%
First Eagle Investment Management LLC
2024 Term Loan B2, 7.329%, 3M TSFR + 3.000%, 03/05/29	2,382,000	2,389,775
Home Furnishings — 0.3%
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 8.053%, 1M TSFR + 3.500%, 07/31/28	5,820,787	5,844,431
Insurance — 1.1%
Acrisure LLC
2024 1st Lien Term Loan B6, 7.357%, 1M TSFR + 3.000%, 11/06/30	2,439,853	2,448,242
AssuredPartners, Inc.
2024 Incremental Term Loan B5, 7.857%, 1M TSFR + 3.500%, 02/14/31	5,607,625	5,625,732
Asurion LLC
2021 Second Lien Term Loan B4, 9.721%, 1M TSFR + 5.250%, 01/20/29	4,950,000	4,794,872
2021 Term Loan B9, 7.709%, 1M TSFR + 3.250%, 07/31/27	1,897,805	1,893,950
Howden Group Holdings Ltd.
2024 Term Loan B, 7.857%, 1M TSFR + 3.500%, 04/18/30	923,550	931,285
See accompanying notes to financial statements.
BHFTII-384

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Insurance—(Continued)
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 7.585%, 3M TSFR + 3.000%, 07/31/31	4,374,392	$4,406,421
Truist Insurance Holdings LLC
2024 Term Loan B, 7.079%, 1M TSFR + 2.750%, 05/06/31	1,769,758	1,777,133
		21,877,635
Investment Companies — 0.6%
Cardinal Parent, Inc.
2020 Term Loan B, 8.979%, 3M TSFR + 4.500%, 11/12/27	5,160,461	4,948,665
NEXUS Buyer LLC
2024 Term Loan B, 8.357%, 1M TSFR + 4.000%, 07/31/31	7,656,241	7,691,529
		12,640,194
Leisure Time — 0.0%
Carnival Corp.
2024 Term Loan B2, 7.107%, 1M TSFR + 2.750%, 08/08/27	956,469	964,241
Lodging — 0.4%
Four Seasons Hotels Ltd.
2024 1st Lien Term Loan B, 6.107%, 1M TSFR + 1.750%, 11/30/29	1,989,848	1,995,600
Station Casinos LLC
2024 Term Loan B, 6.375%, 1M TSFR + 2.000%, 03/14/31	5,339,650	5,355,002
		7,350,602
Machinery-Construction & Mining — 0.1%
Terex Corp.
2024 Term Loan B, 6.357%, 1M TSFR + 1.750%, 10/08/31	1,300,000	1,306,662
Machinery-Diversified — 0.1%
Crown Equipment Corp.
Term Loan B, 6.944%, 1M TSFR + 2.500%, 10/10/31	980,000	987,350
Media — 0.8%
A-L Parent LLC
2024 Term Loan B, 9.357%, 1M TSFR + 5.000%, 06/30/28	3,445,200	3,483,421
Gannett Holdings LLC
2024 Term Loan, 9.397%, 1M TSFR + 5.000%, 10/15/29 (f) (g)	599,675	600,435
Gray Television, Inc.
2021 Term Loan D, 7.667%, 1M TSFR + 3.000%, 12/01/28	3,909,694	3,616,956
2024 Term Loan B, 9.803%, 1M TSFR + 5.250%, 06/04/29	1,502,450	1,426,076
Univision Communications, Inc.
2022 Term Loan A, 06/24/27 (i)	4,288,732	4,282,033
2024 Term Loan B, 7.971%, 1M TSFR + 3.500%, 01/31/29	606,950	609,606
Security Description	Principal Amount*	Value

Media—(Continued)
Virgin Media Bristol LLC
2023 USD Term Loan Y, 7.724%, 6M TSFR + 3.175%, 03/31/31	2,620,000	$2,598,479
		16,617,006
Pharmaceuticals — 0.1%
Gainwell Acquisition Corp.
Term Loan B, 8.429%, 3M TSFR + 4.000%, 10/01/27	2,847,752	2,766,471
Pipelines — 0.1%
NGP XI Midstream Holdings LLC
Term Loan B, 8.329%, 3M TSFR + 4.000%, 07/25/31	1,300,000	1,305,687
Real Estate Investment Trusts — 0.1%
Apollo Commercial Real Estate Finance, Inc.
2021 Incremental Term Loan B1, 7.971%, 1M TSFR + 3.500%, 03/11/28	2,070,098	2,064,922
Blackstone Mortgage Trust, Inc.
2019 Term Loan B, 6.709%, 1M TSFR + 2.250%, 04/23/26	382,601	383,080
		2,448,002
Retail — 1.1%
1011778 B.C. Unlimited Liability Co.
2024 Term Loan B6, 6.107%, 1M TSFR + 1.750%, 09/20/30	3,739,046	3,730,476
Harbor Freight Tools USA, Inc.
2024 Term Loan B, 6.857% - 7.241%, 1M TSFR + 2.500%, 6M TSFR + 2.500%, 06/11/31 (k)	1,995,000	1,970,438
Michaels Cos., Inc.
2021 Term Loan B, 8.840%, 3M TSFR + 4.250%, 04/17/28	414,629	336,497
Peer Holding III BV
2023 USD Term Loan B4, 7.579%, 3M TSFR + 3.250%, 10/28/30	3,314,950	3,337,740
2024 USD Term Loan B5, 7.329%, 3M TSFR + 3.000%, 07/01/31	2,650,000	2,668,770
Spencer Spirit IH LLC
2024 Term Loan B, 10.024%, 1M TSFR + 5.500%, 07/15/31	5,546,100	5,594,628
Thermostat Purchaser III, Inc.
2024 Term Loan B, 8.579%, 3M TSFR + 4.250%, 08/31/28	4,042,032	4,077,400
		21,715,949
Software — 2.7%
Cloudera, Inc.
2021 Term Loan, 8.207%, 1M TSFR + 3.750%, 10/08/28	2,537,370	2,541,334
Cotiviti Corp.
2024 Fixed Term Loan B, 7.625%, 05/01/31	2,400,000	2,418,000
2024 Term Loan, 7.303%, 1M TSFR + 2.750%, 05/01/31	2,416,473	2,438,371
Darktrace PLC
1st Lien Term Loan, 7.887%, 3M TSFR + 3.250%, 10/09/31	6,850,000	6,851,836
See accompanying notes to financial statements.
BHFTII-385

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Software—(Continued)
DCert Buyer, Inc.
2019 Term Loan B, 8.357%, 1M TSFR + 4.000%, 10/16/26	2,102,758	$2,019,699
2021 2nd Lien Term Loan, 11.357%, 1M TSFR + 7.000%, 02/19/29	8,990,000	7,411,131
Evertec Group LLC
2023 Term Loan B, 7.107%, 1M TSFR + 2.750%, 10/30/30	1,971,000	1,990,710
Mitchell International, Inc.
2024 1st Lien Term Loan, 7.607%, 1M TSFR + 3.250%, 06/17/31	5,805,450	5,817,653
Modena Buyer LLC
Term Loan, 8.857%, 1M TSFR + 4.500%, 07/01/31	6,140,000	5,961,940
MRI Software LLC
2020 Term Loan, 9.079%, 3M TSFR + 4.750%, 02/10/27	915,609	917,898
2020 Term Loan B, 9.079%, 3M TSFR + 4.750%, 02/10/27	1,591,890	1,575,971
Planview Parent, Inc.
2024 1st Lien Term Loan, 7.829%, 3M TSFR + 3.500%, 12/17/27	5,509,319	5,555,514
Project Alpha Intermediate Holding, Inc.
2024 1st Lien Term Loan B, 7.579%, 3M TSFR + 3.250%, 10/28/30	3,622,671	3,650,812
Red Planet Borrower LLC
Term Loan B, 7.957%, 1M TSFR + 3.500%, 10/02/28	1,925,026	1,896,953
SS&C Technologies, Inc.
2024 Term Loan B8, 6.357%, 1M TSFR + 2.000%, 05/09/31	2,792,884	2,803,294
		53,851,116
Sovereign — 0.1%
Republic of Tanzania
2024 Term Loan, 9.881%, 3M TSFR + 5.450%, 04/30/31 (g)	2,700,000	2,669,625
Telecommunications — 0.2%
QualityTech LP
Term Loan B, 8.024%, 1M TSFR + 3.500%, 10/30/31	4,160,000	4,191,200
Transportation — 0.2%
Genesee & Wyoming, Inc.
2024 Term Loan B, 6.079%, 3M TSFR + 1.750%, 04/10/31	2,992,500	2,992,733
Total Floating Rate Loans (Cost $364,203,665)		357,365,707

Mortgage-Backed Securities—13.8%
Collateralized Mortgage Obligations — 6.4%
Angel Oak Mortgage Trust
4.138%, 01/25/67 (144A) (b)	3,424,358	3,120,272
Banc of America Funding Corp.
2.796%, 02/27/37 (144A) (b)	14,949,991	12,125,082
Banc of America Funding Trust
1.794%, 1M TSFR + 0.279%, 09/29/36 (144A) (b)	9,201,439	7,535,299
3.868%, 03/27/36 (144A) (b)	3,564,318	3,191,546
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Mortgage Trust
5.775%, 09/25/35 (b)	18,516	$16,229
BCAP LLC Trust
4.275%, 05/26/47 (144A) (b)	2,496,429	2,212,344
Bear Stearns Asset-Backed Securities I Trust
16.954%, -4.33x 1M TSFR + 35.754%, 07/25/36 (b)	149,518	166,551
BRAVO Residential Funding Trust
3.125%, 01/29/70 (144A) (d)	5,556,717	5,516,042
6.435%, 05/25/63 (144A) (d)	3,408,025	3,431,420
7.103%, 10/25/63 (144A) (d)	3,003,072	3,044,994
CIM Trust
5.000%, 05/25/62 (144A) (b)	1,161,719	1,149,827
Citigroup Mortgage Loan Trust, Inc.
6.170%, 09/25/62 (144A) (d)	3,921,653	3,922,387
COLT Mortgage Loan Trust
6.303%, 07/25/69 (144A) (d)	4,052,758	4,072,702
6.586%, 02/25/69 (144A) (b)	1,580,000	1,584,965
CoreVest American Finance Ltd.
7.553%, 12/28/30 (144A) (d)	4,010,000	4,072,670
Countrywide Alternative Loan Trust
5.750%, 01/25/37	1,335,265	641,843
6.000%, 01/25/37	998,091	586,241
7.143%, -2.2x 1M TSFR + 16.688%, 06/25/35 (b)	649,469	493,770
10.787%, -4x 1M TSFR + 28.142%, 07/25/36 (b)	1,377,205	1,107,403
12.281%, -6x 1M TSFR + 38.313%, 08/25/37 (b)	544,522	579,480
Countrywide Alternative Loan Trust Resecuritization
3.872%, 08/25/37 (b)	1,849,103	823,166
CSMC Trust
6.937%, 09/27/60 (144A)	5,562,734	5,677,873
GreenPoint MTA Trust
4.893%, 1M TSFR + 0.554%, 06/25/45 (b)	298,053	268,047
GSMPS Mortgage Loan Trust
4.853%, 1M TSFR + 0.514%, 04/25/36 (144A) (b)	634,497	539,391
HarborView Mortgage Loan Trust
6.453%, 1M TSFR + 2.114%, 10/25/37 (b)	485,230	442,659
IndyMac INDX Mortgage Loan Trust
5.173%, 1M TSFR + 0.834%, 01/25/35 (b)	474,251	356,272
Legacy Mortgage Asset Trust
6.844%, 10/25/66 (144A) (d)	2,949,378	2,950,592
Lehman XS Trust
4.853%, 1M TSFR + 0.514%, 08/25/46 (b)	680,245	638,129
LHOME Mortgage Trust
7.017%, 01/25/29 (144A) (d)	4,360,000	4,405,014
MASTR Seasoned Securitization Trust
6.090%, 10/25/32 (b)	18,712	18,623
Merrill Lynch Mortgage Investors Trust
5.793%, 05/25/34 (b)	17,917	15,574
6.137%, 08/25/33 (b)	118,271	108,220
MF1 Trust
5.916%, 1M TSFR + 1.541%, 11/18/29 (144A) (b)	4,910,000	4,922,275
MFA Trust
6.784%, 12/25/68 (144A) (d)	2,702,932	2,724,046
New Residential Mortgage Loan Trust
3.500%, 12/25/57 (144A) (b)	2,860,000	2,401,744
3.500%, 12/25/58 (144A) (b)	2,134,474	1,992,291
3.750%, 11/25/58 (144A) (b)	1,859,060	1,752,455
See accompanying notes to financial statements.
BHFTII-386

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
3.988%, 04/25/62 (144A) (b)	3,879,759	$3,457,970
4.250%, 09/25/56 (144A) (b)	4,315,036	4,129,255
NovaStar Mortgage Funding Trust
0.446%, 1M TSFR + 0.494%, 09/25/46 (b)	170,837	154,926
NYMT Loan Trust
7.154%, 02/25/29 (144A) (d)	2,650,000	2,679,409
OBX Trust
5.949%, 02/25/63 (144A) (d)	818,073	820,543
PRKCM Trust
7.304%, 02/25/58 (144A) (d)	3,721,366	3,744,667
RALI Trust
6.349%, 11/25/37 (b)	1,644,098	1,384,164
Reperforming Loan Trust REMICS
1.477%, 03/25/35 (144A) † (b) (l)	1,404,381	55,271
Sequoia Mortgage Trust
3.730%, 07/25/45 (144A) (b)	3,287	3,172
5.540%, 6M TSFR + 1.108%, 06/20/33 (b)	20,788	20,106
Structured Adjustable Rate Mortgage Loan Trust
4.618%, 09/25/35 (b)	247,606	150,337
6.167%, 1M TSFR + 1.614%, 09/25/37 (b)	1,088,699	982,207
Structured Asset Mortgage Investments II Trust
4.873%, 1M TSFR + 0.534%, 05/25/46 (b)	86,291	58,347
5.013%, 1M TSFR + 0.674%, 02/25/36 (b)	1,074,120	885,867
Towd Point Mortgage Trust
3.674%, 06/25/57 (144A) (b)	2,900,000	2,411,331
6.703%, 1M TSFR + 2.364%, 05/25/58 (144A) (b)	1,220,000	1,247,364
Verus Securitization Trust
4.910%, 06/25/67 (144A) (d)	2,664,519	2,628,412
6.118%, 01/25/69 (144A) (d)	4,001,662	4,008,283
6.845%, 04/25/69 (144A) (d)	3,631,866	3,680,917
6.968%, 12/25/68 (144A) (d)	2,032,593	2,056,741
WaMu Mortgage Pass-Through Certificates Trust
4.993%, 1M TSFR + 0.654%, 12/25/45 (b)	119,669	118,938
5.078%, 09/25/36 (b)	208,471	183,627
5.413%, 1M TSFR + 1.074%, 12/25/45 (b)	4,455,930	3,430,651
5.623%, 12M MTA + 0.798%, 03/25/47 (b)	549,226	482,886
6.252%, 08/25/33 (b)	357,897	345,414
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2.227%, -1x 1M TSFR + 6.566%, 04/25/37 (b) (l)	6,247,439	807,003
		128,535,246
Commercial Mortgage-Backed Securities — 7.4%
280 Park Avenue Mortgage Trust
6.320%, 1M TSFR + 1.836%, 09/15/34 (144A) (b)	1,640,000	1,570,300
ARES Commercial Mortgage Trust
5.840%, 1M TSFR + 1.443%, 10/15/34 (144A) (b)	2,360,000	2,364,431
Bank
4.000%, 11/15/32 (144A) (b)	1,630,000	1,244,960
5.053%, 10/15/57	5,240,000	5,157,778
Bank of America Merrill Lynch Commercial Mortgage Trust
3.250%, 02/15/50 (144A)	2,250,000	2,010,784
Benchmark Mortgage Trust
3.666%, 01/15/51 (b)	1,210,000	1,160,309
6.363%, 07/15/56 (b)	1,120,000	1,162,048
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BFLD Commercial Mortgage Trust
7.088%, 1M TSFR + 2.691%, 11/15/41 (144A) (b)	3,180,000	$3,180,000
8.037%, 1M TSFR + 3.640%, 11/15/41 (144A) (b)	3,180,000	3,173,066
BHMS Mortgage Trust
5.944%, 1M TSFR + 1.547%, 07/15/35 (144A) (b)	5,350,000	5,343,345
BOCA Commercial Mortgage Trust
8.834%, 1M TSFR + 4.437%, 08/15/41 (144A) (b)	3,670,000	3,710,898
BWAY Mortgage Trust
3.927%, 03/10/33 (144A) (b)	3,200,000	2,703,831
BX Commercial Mortgage Trust
3.549%, 03/11/44 (144A) (b)	9,066,697	7,825,324
6.593%, 1M TSFR + 2.196%, 04/15/34 (144A) (b)	7,780,000	7,653,575
7.713%, 08/13/41 (144A) (b)	2,810,000	2,753,885
8.085%, 1M TSFR + 3.688%, 05/15/34 (144A) (b)	4,086,206	4,065,775
BX Trust
7.087%, 1M TSFR + 2.690%, 04/15/41 (144A) (b)	4,745,960	4,754,859
CFK Trust
3.458%, 03/15/39 (144A) (b)	2,100,000	1,470,626
Citigroup Commercial Mortgage Trust
3.110%, 04/10/48 (144A)	1,750,000	1,598,132
3.225%, 09/15/48 (144A)	2,000,000	1,807,982
4.391%, 07/10/47 (b)	857,225	834,090
5.820%, 10/12/40 (144A) (b)	1,120,000	1,138,252
CSMC Trust
3.160%, 12/15/41 (144A)	7,420,000	6,681,642
4.373%, 09/15/37 (144A)	6,620,000	3,644,676
12.044%, PRIME + 4.294%, 07/15/32 (144A) (b)	6,285,000	5,894,722
Extended Stay America Trust
8.212%, 1M TSFR + 3.814%, 07/15/38 (144A) (b)	3,620,050	3,637,875
Greystone CRE Notes
9.730%, 1M TSFR + 5.333%, 03/15/41 (144A) (b)	2,180,000	2,175,250
GS Mortgage Securities Corp. II
8.965%, 03/10/41 (144A) (b)	5,150,000	5,226,598
GS Mortgage Securities Corp. Trust
7.162%, 1M TSFR + 2.764%, 05/15/26 (144A) (b)	1,540,000	984,686
GS Mortgage Securities Trust
3.384%, 05/10/50	6,500,000	5,025,073
HIH Trust
9.834%, 1M TSFR + 5.437%, 10/15/41 (144A) (b)	4,300,000	4,276,100
HIT Trust
13.519%, 1M TSFR + 9.122%, 07/15/39 (144A) (b)	3,101,245	3,120,425
JP Morgan Chase Commercial Mortgage Securities Trust
4.721%, 01/15/49 (b)	568,000	486,794
8.928%, 1M TSFR + 4.529%, 11/15/38 (144A) (b)	3,760,000	3,681,820
KIND Trust
6.815%, 1M TSFR + 2.414%, 08/15/38 (144A) (b)	1,309,248	1,289,610
7.765%, 1M TSFR + 3.364%, 08/15/38 (144A) (b)	2,687,927	2,652,250
MHC Trust
6.462%, 1M TSFR + 2.064%, 05/15/38 (144A) (b)	4,496,000	4,479,140
MIC Trust
8.437%, 12/05/38 (144A) (b)	1,080,000	1,157,004
Morgan Stanley Capital I Trust
4.576%, 12/15/48 (b)	1,940,000	1,744,121
5.961%, 1M TSFR + 1.563%, 12/15/38 (144A) (b)	5,350,000	5,048,826
MSWF Commercial Mortgage Trust
5.472%, 05/15/56	2,210,000	2,221,190
See accompanying notes to financial statements.
BHFTII-387

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
MSWF Commercial Mortgage Trust
7.018%, 12/15/56 (b)	2,260,000	$2,386,542
Multifamily Trust
7.964%, 04/25/46 (144A) (b)	2,099,565	2,090,569
SMR Mortgage Trust
10.397%, 1M TSFR + 6.000%, 02/15/39 (144A) (b)	2,719,561	2,584,218
SMRT Commercial Mortgage Trust
6.348%, 1M TSFR + 1.950%, 01/15/39 (144A) (b)	2,290,000	2,255,650
7.748%, 1M TSFR + 3.350%, 01/15/39 (144A) (b)	5,070,000	4,804,268
Soho Trust
2.697%, 08/10/38 (144A) (b)	3,330,000	1,928,791
UBS Commercial Mortgage Trust
3.418%, 12/15/50	900,181	860,211
Waikiki Beach Hotel Trust
6.725%, 1M TSFR + 2.327%, 12/15/33 (144A) (b)	1,860,000	1,837,738
WB Commercial Mortgage Trust
8.011%, 03/15/40 (144A) (b)	1,100,000	1,097,557
		149,957,596
Total Mortgage-Backed Securities (Cost $282,813,894)		278,492,842

Asset-Backed Securities—11.0%
Asset-Backed - Automobile — 0.5%
Avis Budget Rental Car Funding AESOP LLC
3.710%, 08/20/27 (144A)	7,750,000	7,392,968
Santander Bank Auto Credit-Linked Notes
14.592%, 12/15/32 (144A)	2,500,000	2,731,341
		10,124,309
Asset-Backed - Home Equity — 0.2%
Bear Stearns Asset-Backed Securities Trust
5.193%, 1M TSFR + 0.854%, 01/25/34 (b)	8,770	8,524
WaMu Asset-Backed Certificates WaMu Trust
4.623%, 1M TSFR + 0.284%, 07/25/47 (b)	5,924,409	4,346,401
		4,354,925
Asset-Backed - Manufactured Housing — 0.4%
Conseco Finance Corp.
7.020%, 05/01/31 (b)	15,523,727	4,652,474
7.700%, 05/01/31 (b)	6,983,192	2,255,390
Origen Manufactured Housing Contract Trust
6.836%, 04/15/37 (b)	204,795	189,210
UCFC Manufactured Housing Contract
7.095%, 04/15/29 (b)	571,610	528,720
		7,625,794
Asset-Backed - Other — 9.6%
1988 CLO 5 Ltd.
8.625%, 3M TSFR + 3.300%, 07/15/37 (144A) (b)	1,200,000	1,211,818
AMMC CLO 23 Ltd.
8.348%, 3M TSFR + 3.700%, 04/17/35 (144A) (b)	2,540,000	2,546,985
AMMC CLO 30 Ltd.
9.156%, 3M TSFR + 4.500%, 01/15/37 (144A) (b)	1,800,000	1,845,470
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Apidos CLO XXII Ltd.
11.629%, 3M TSFR + 7.012%, 04/20/31 (144A) (b)	5,490,000	$5,510,527
Apidos Loan Fund Ltd.
7.826%, 3M TSFR + 3.200%, 04/25/35 (144A) (b)	1,800,000	1,807,812
APL Finance DAC
7.861%, 07/21/31 (144A)	1,200,000	1,216,627
Applebee's Funding LLC/IHOP Funding LLC
7.824%, 03/05/53 (144A)	3,150,000	3,221,364
Bain Capital Credit CLO Ltd.
6.477%, 3M TSFR + 1.830%, 04/16/36 (144A) (b)	4,690,000	4,699,188
Barings CLO Ltd.
7.829%, 3M TSFR + 3.212%, 10/20/30 (144A) (b)	2,757,500	2,770,259
Bear Stearns Asset-Backed Securities Trust
6.000%, 10/25/36	895,806	300,800
Birch Grove CLO Ltd.
8.498%, 3M TSFR + 3.850%, 07/17/37 (144A) (b)	2,180,000	2,237,657
Black Diamond CLO Ltd.
6.279%, 3M TSFR + 1.650%, 10/25/37 (144A) (b)	5,000,000	4,999,665
Blueberry Park CLO Ltd.
8.026%, 3M TSFR + 2.900%, 10/20/37 (144A) (b)	2,640,000	2,667,873
Canyon Capital CLO Ltd.
11.328%, 3M TSFR + 6.672%, 04/15/34 (144A) (b)	750,000	750,816
Captree Park CLO Ltd.
7.867%, 3M TSFR + 3.250%, 07/20/37 (144A) (b)	2,220,000	2,245,872
Carlyle Global Market Strategies CLO Ltd.
5.835%, 3M TSFR + 1.312%, 05/15/31 (144A) (b)	2,903,834	2,906,018
7.829%, 3M TSFR + 3.212%, 07/20/31 (144A) (b)	1,500,000	1,508,500
CarVal CLO XI C Ltd.
7.571%, 3M TSFR + 3.000%, 10/20/37 (144A) (b)	5,130,000	5,164,807
CIFC Funding Ltd.
8.317%, 3M TSFR + 3.700%, 04/20/37 (144A) (b)	1,340,000	1,371,037
Dividend Solar Loans LLC
3.670%, 08/22/39 (144A)	2,138,432	1,887,211
Flatiron CLO 28 Ltd.
11.017%, 3M TSFR + 5.750%, 07/15/36 (144A) (b)	1,500,000	1,509,660
FNA VI LLC
1.350%, 01/10/32 (144A)	484,868	457,118
Fortress Credit BSL XII Ltd.
12.048%, 3M TSFR + 7.392%, 10/15/34 (144A) (b)	2,250,000	2,180,140
Galaxy XXVI CLO Ltd.
7.464%, 3M TSFR + 2.950%, 11/22/31 (144A) (b)	1,795,000	1,799,143
Golub Capital Partners CLO 53B Ltd.
11.579%, 3M TSFR + 6.962%, 07/20/34 (144A) (b)	2,500,000	2,515,995
Golub Capital Partners CLO 66B Ltd.
6.576%, 3M TSFR + 1.950%, 04/25/36 (144A) (b)	1,210,000	1,214,661
Golub Capital Partners CLO 76 B Ltd.
7.642%, 3M TSFR + 2.900%, 10/25/37 (144A) (b)	1,950,000	1,960,739
Greenwood Park CLO Ltd.
9.868%, 3M TSFR + 5.212%, 04/15/31 (144A) (b)	7,380,000	7,367,188
Greywolf CLO II Ltd.
8.558%, 3M TSFR + 3.910%, 04/17/34 (144A) (b)	3,000,000	3,002,046
HalseyPoint CLO 3 Ltd.
6.069%, 3M TSFR + 1.480%, 07/30/37 (144A) (b)	2,110,000	2,121,605
Hayfin U.S. XV Ltd.
8.877%, 3M TSFR + 4.260%, 04/28/37 (144A) (b)	2,970,000	3,051,859
See accompanying notes to financial statements.
BHFTII-388

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Kestrel Aircraft Funding Ltd.
4.250%, 12/15/38 (144A)	1,057,875	$1,040,008
LFS LLC
8.250%, 07/15/35 (144A)	1,000,000	996,967
Madison Park Funding XXIV Ltd.
7.567%, 3M TSFR + 2.950%, 10/20/29 (144A) (b)	2,460,000	2,468,371
Magnetite XII Ltd.
10.598%, 3M TSFR + 5.942%, 10/15/31 (144A) (b)	500,000	501,281
Magnetite XXII Ltd.
7.556%, 3M TSFR + 2.900%, 07/15/36 (144A) (b)	1,830,000	1,845,652
MidOcean Credit CLO VII
8.798%, 3M TSFR + 4.142%, 07/15/29 (144A) (b)	4,000,000	4,033,376
Mosaic Solar Loan Trust
9.000%, 09/20/49 (144A)	2,600,000	2,490,220
Mountain View CLO XVI Ltd.
8.846%, 3M TSFR + 4.190%, 04/15/34 (144A) (b)	3,700,000	3,715,588
Neuberger Berman Loan Advisers CLO 31 Ltd.
8.129%, 3M TSFR + 3.512%, 04/20/31 (144A) (b)	1,960,000	1,960,069
Neuberger Berman Loan Advisers CLO 44 Ltd.
10.909%, 3M TSFR + 6.262%, 10/16/34 (144A) (b)	3,560,000	3,572,969
Ocean Trails CLO X
5.956%, 3M TSFR + 1.300%, 10/15/34 (144A) (b)	5,500,000	5,514,267
12.488%, 3M TSFR + 7.832%, 10/15/34 (144A) (b)	3,500,000	3,481,474
Ocean Trails CLO XIV Ltd.
6.617%, 3M TSFR + 2.000%, 01/20/35 (144A) (b)	5,190,000	5,199,140
OCP CLO Ltd.
7.997%, 3M TSFR + 3.350%, 07/16/35 (144A) (b)	3,650,000	3,676,013
8.317%, 3M TSFR + 3.700%, 04/26/36 (144A) (b)	2,210,000	2,223,815
Octagon Investment Partners 47 Ltd.
7.806%, 3M TSFR + 6.000%, 01/22/38 (144A) (b)	2,680,000	2,680,000
OHA Credit Funding 11 Ltd.
7.467%, 3M TSFR + 2.850%, 07/19/37 (144A) (b)	3,150,000	3,195,061
OHA Credit Funding 19 Ltd.
8.194%, 3M TSFR + 2.900%, 07/20/37 (144A) (b)	1,000,000	1,003,454
Palmer Square CLO Ltd.
7.567%, 3M TSFR + 2.950%, 07/20/37 (144A) (b)	4,460,000	4,500,845
Palmer Square Loan Funding Ltd.
7.656%, 3M TSFR + 3.000%, 04/15/31 (144A) (b)	3,230,000	3,235,320
10.011%, 3M TSFR + 4.900%, 10/15/32 (144A) (b)	3,050,000	3,037,916
Peace Park CLO Ltd.
10.879%, 3M TSFR + 6.262%, 10/20/34 (144A) (b)	2,250,000	2,262,670
Pioneer Aircraft Finance Ltd.
3.967%, 06/15/44 (144A)	1,515,398	1,452,115
Rad CLO 21 Ltd.
9.026%, 3M TSFR + 4.400%, 01/25/33 (144A) (b)	2,160,000	2,164,134
RR 18 Ltd.
11.168%, 3M TSFR + 6.512%, 10/15/34 (144A) (b)	7,070,000	7,107,280
Structured Asset Securities Corp.
4.673%, 1M TSFR + 0.334%, 02/25/36 (144A) (b)	2,528,968	52,104
Symphony CLO XIX Ltd.
5.869%, 3M TSFR + 1.222%, 04/16/31 (144A) (b)	1,615,991	1,618,804
TCI-Symphony CLO Ltd.
8.018%, 3M TSFR + 3.362%, 10/13/32 (144A) (b)	1,720,000	1,724,671
11.668%, 3M TSFR + 7.012%, 10/13/32 (144A) (b)	6,440,000	6,393,819
TCW CLO Ltd.
5.419%, 3M TSFR + 3.400%, 04/20/34 (144A) (b)	5,640,000	5,640,000
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Thrust Engine Leasing DAC
4.163%, 07/15/40 (144A)	2,957,537	$2,830,752
Trinitas CLO XXVI Ltd.
7.567%, 3M TSFR + 2.950%, 01/20/35 (144A) (b)	2,500,000	2,499,425
Trinitas CLO XXVII Ltd.
8.932%, 3M TSFR + 4.300%, 04/18/37 (144A) (b)	3,660,000	3,748,627
Valley Stream Park CLO Ltd.
7.260%, 3M TSFR + 2.700%, 01/20/37 (144A) (b)	3,485,000	3,485,676
Voya CLO Ltd.
11.829%, 3M TSFR + 7.212%, 04/20/34 (144A) (b)	2,360,000	2,363,040
Warwick Capital CLO 3 Ltd.
9.117%, 3M TSFR + 4.500%, 04/20/37 (144A) (b)	2,000,000	2,040,646
Whitebox CLO IV Ltd.
6.767%, 3M TSFR + 2.150%, 04/20/36 (144A) (b)	6,220,000	6,241,776
Ziply Fiber Issuer LLC
6.640%, 04/20/54 (144A)	3,000,000	3,074,461
		193,122,266
Asset-Backed - Student Loan — 0.3%
College Avenue Student Loans LLC
6.060%, 05/25/55 (144A)	2,558,000	2,533,116
National Collegiate Student Loan Trust
4.743%, 1M TSFR + 0.404%, 01/25/33 (b)	1,407,148	1,333,224
SMB Private Education Loan Trust
3.860%, 01/15/53 (144A)	2,379,479	2,128,376
		5,994,716
Total Asset-Backed Securities (Cost $222,555,791)		221,222,010

U.S. Treasury & Government Agencies—8.0%
Agency Sponsored Mortgage-Backed — 8.0%
Federal Home Loan Mortgage Corp.
1.500%, 05/01/41	674,518	538,617
1.500%, 07/01/41	534,468	428,624
3.000%, 06/01/35	2,066,264	1,908,515
4.000%, 07/01/49	5,099,127	4,728,618
4.500%, 02/01/47	1,156,956	1,107,668
5.000%, 09/01/52	3,516,833	3,405,387
6.000%, 09/01/53	2,824,466	2,840,243
7.000%, 03/01/39	28,104	29,441
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
4.250%, 11/25/59 (144A) (b)	4,610,000	4,368,348
4.250%, 05/25/60 (144A) (b)	4,710,000	4,438,037
Federal Home Loan Mortgage Corp. STACR REMICS Trust
7.569%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,965,410
7.619%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,750,000	5,098,201
8.319%, SOFR30A + 3.750%, 02/25/42 (144A) (b)	2,717,000	2,849,722
9.319%, SOFR30A + 4.750%, 02/25/42 (144A) (b)	1,090,000	1,145,686
10.319%, SOFR30A + 5.750%, 09/25/42 (144A) (b)	3,780,000	4,196,965
Federal National Mortgage Association
2.000%, 07/01/36	3,491,916	3,095,583
2.000%, 08/01/41	3,750,613	3,130,040
2.000%, 08/01/51	2,234,263	1,773,133
See accompanying notes to financial statements.
BHFTII-389

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.000%, 10/01/51	11,557,324	$9,146,220
2.500%, 07/01/41	2,074,936	1,760,911
2.500%, 04/01/51	1,660,693	1,369,394
2.500%, 09/01/51	302,805	251,797
2.500%, 10/01/51	1,326,653	1,096,815
2.500%, 03/01/52	4,443,626	3,669,461
3.000%, 06/01/51	12,743,612	10,926,184
3.500%, 08/01/45	14,040,527	12,612,216
4.000%, 03/01/52	3,154,527	2,896,562
4.500%, 04/01/48	902,789	864,964
4.500%, 04/01/49	36,690	34,984
4.500%, 10/01/49	19,834	18,924
4.500%, 08/01/58	63,307	60,119
5.500%, 09/01/53	4,805,485	4,753,328
7.000%, 07/01/30	133	138
7.000%, 07/01/31	724	750
7.000%, 09/01/31	494	512
7.000%, 10/01/31	684	708
7.000%, 11/01/31	10,574	10,956
7.000%, 01/01/32	3,572	3,702
7.500%, 01/01/30	95	98
7.500%, 02/01/30	155	154
7.500%, 06/01/30	18	18
7.500%, 08/01/30	39	39
7.500%, 10/01/30	1	1
7.500%, 11/01/30	5,486	5,509
7.500%, 02/01/31	197	197
8.000%, 07/01/30	113	117
8.000%, 09/01/30	231	233
Federal National Mortgage Association Connecticut Avenue Securities Trust
7.069%, SOFR30A + 2.500%, 10/25/43 (144A) (b)	1,810,000	1,852,955
7.069%, SOFR30A + 2.500%, 02/25/44 (144A) (b)	1,100,000	1,118,164
7.269%, SOFR30A + 2.700%, 01/25/44 (144A) (b)	4,650,000	4,764,304
7.669%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	7,990,000	8,211,806
8.083%, SOFR30A + 3.514%, 10/25/39 (144A) (b)	9,802,781	10,150,026
8.469%, SOFR30A + 3.900%, 07/25/43 (144A) (b)	1,470,000	1,555,451
8.783%, SOFR30A + 4.214%, 07/25/39 (144A) (b)	2,919,967	3,039,347
Federal National Mortgage Association REMICS
4.500%, 06/25/29	1,922	1,915
5.033%, SOFR30A + 0.464%, 05/25/34 (b)	26,715	26,481
FREMF Mortgage Trust
11.066%, SOFR30A + 6.400%, 07/25/31 (144A) (b)	1,793,703	1,633,291
Government National Mortgage Association
Zero Coupon, 04/16/52 (b) (l)	1,521,536	15
0.565%, 07/16/58 (b) (l)	850,556	22,876
2.000%, 10/20/50	3,933,012	3,148,546
2.000%, 02/20/51	761,761	596,989
2.500%, 03/20/51	2,421,508	2,023,708
2.500%, 05/20/51	259,145	214,329
3.000%, 11/20/51	1,863,291	1,616,822
3.500%, 12/20/50	2,273,303	2,046,175
4.000%, 10/20/52	1,658,260	1,528,269
4.500%, 11/20/50	849,734	814,422
4.500%, 12/20/50	147,447	141,289
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
4.500%, 04/20/53	1,274,073	$1,205,902
5.000%, 09/20/52	2,083,331	2,027,498
5.500%, 01/15/34	12,350	12,524
5.500%, 03/20/34	2,061	2,111
5.500%, 04/15/34	4,144	4,218
5.500%, 07/15/34	22,121	22,515
5.500%, 10/15/34	18,665	18,812
5.750%, 10/15/38	21,761	22,585
6.000%, 05/20/32	2,445	2,519
6.000%, 02/15/33	442	449
6.000%, 03/15/33	1,349	1,379
6.000%, 06/15/33	915	954
6.000%, 07/15/33	1,422	1,460
6.000%, 09/15/33	669	676
6.000%, 10/15/33	847	878
6.000%, 11/20/33	3,323	3,397
6.500%, 02/15/32	158	162
6.500%, 03/15/32	157	161
6.500%, 11/15/32	353	360
Government National Mortgage Association, TBA
2.000%, TBA (m)	100,000	79,961
5.500%, TBA (m)	1,500,000	1,487,599
Multifamily Connecticut Avenue Securities Trust
7.933%, SOFR30A + 3.364%, 10/25/49 (144A) (b)	2,537,426	2,563,431
8.433%, SOFR30A + 3.864%, 03/25/50 (144A) (b)	3,767,613	3,827,260
Uniform Mortgage-Backed Security, TBA
2.500%, TBA (m)	1,300,000	1,058,688
		160,385,928
U.S. Treasury — 0.0%
U.S. Treasury Bonds
4.750%, 11/15/53 (n)	160,000	158,287
Total U.S. Treasury & Government Agencies (Cost $170,981,419)		160,544,215

Foreign Government—5.6%
Regional Government — 1.0%
Provincia de Buenos Aires/Government Bonds
6.625%, 09/01/37 (144A) (d)	22,693,841	15,102,751
Provincia de Cordoba
6.990%, 06/01/27 (144A) (d)	5,215,415	4,903,533
		20,006,284
Sovereign — 4.6%
Angola Government International Bonds
8.750%, 04/14/32 (144A)	1,520,000	1,343,248
9.125%, 11/26/49	1,710,000	1,372,174
Bahamas Government International Bonds
6.000%, 11/21/28 (144A)	1,390,000	1,323,975
8.950%, 10/15/32	1,660,000	1,712,290
Brazil Government International Bonds
6.000%, 04/07/26 (a)	2,770,000	2,784,667
See accompanying notes to financial statements.
BHFTII-390

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Foreign Government—(Continued)
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/26 (BRL)	4,784,000	$670,232
Brazil Notas do Tesouro Nacional
10.000%, 01/01/31 (BRL)	56,781,000	7,323,583
Dominican Republic International Bonds
4.500%, 01/30/30	900,000	823,050
4.875%, 09/23/32	4,020,000	3,585,840
5.500%, 02/22/29 (144A)	2,100,000	2,030,700
Egypt Government International Bonds
5.875%, 02/16/31	510,000	424,830
7.053%, 01/15/32	1,940,000	1,661,707
El Salvador Government International Bonds
9.250%, 04/17/30 (144A)	1,180,000	1,247,850
9.650%, 11/21/54 (144A)	2,370,000	2,496,795
Ethiopia International Bonds
6.625%, 12/11/25	1,500,000	1,189,155
Ghana Government International Bonds
Zero Coupon, 07/03/26 (144A)	45,440	42,388
5.000%, 07/03/29 (144A) (d)	646,140	557,222
5.000%, 07/03/35 (144A) (d)	929,160	652,693
Ivory Coast Government International Bonds
7.625%, 01/30/33 (144A)	6,250,000	6,109,375
8.250%, 01/30/37 (144A)	1,720,000	1,670,636
Jamaica Government International Bonds
9.625%, 11/03/30 (JMD)	227,000,000	1,531,317
Jordan Government International Bonds
7.500%, 01/13/29	2,340,000	2,326,112
7.750%, 01/15/28 (144A)	3,150,000	3,151,940
Mexico Bonos
7.750%, 11/23/34 (MXN)	383,990,000	15,367,335
8.500%, 05/31/29 (MXN)	271,470,000	12,315,684
Mexico Government International Bonds
6.000%, 05/07/36 (a)	4,330,000	4,074,670
Mozambique International Bonds
9.000%, 09/15/31 (d)	1,240,000	971,974
Nigeria Government International Bonds
7.143%, 02/23/30	2,600,000	2,350,278
Republic of Kenya Government International Bonds
6.300%, 01/23/34	1,220,000	959,077
9.750%, 02/16/31 (144A)	4,740,000	4,680,750
Republic of Uzbekistan International Bonds
3.900%, 10/19/31	1,650,000	1,356,922
Senegal Government International Bonds
6.250%, 05/23/33	1,520,000	1,216,000
Sri Lanka Government International Bonds
3.100%, 01/15/30 (144A) (d)	163,672	134,620
3.350%, 03/15/33 (144A) (d)	321,040	242,000
3.600%, 06/15/35 (144A) (d)	216,776	155,537
3.600%, 05/15/36 (144A) (d)	150,448	113,588
3.600%, 02/15/38 (144A) (d)	301,021	228,415
4.000%, 04/15/28 (144A)	209,524	195,130
Ukraine Government International Bonds
1.750%, 02/01/34 (d)	600,436	339,246
1.750%, 02/01/35 (d)	1,050,764	576,819
1.750%, 02/01/36 (d)	1,350,982	731,557
3.000%, 02/01/30 (d)	23,994	13,149
Security Description	Principal Amount*/ Shares	Value

Sovereign—(Continued)
Ukraine Government International Bonds
3.000%, 02/01/34 (d)	612,820	$252,788
3.000%, 02/01/35 (d)	517,876	304,589
3.000%, 02/01/36 (d)	431,563	253,166
Uruguay Government International Bonds
3.400%, 05/16/45 (UYU) (o)	9,028,455	202,218
		93,067,291
Total Foreign Government (Cost $118,494,935)		113,073,575

Convertible Preferred Stocks—0.3%
Banks — 0.3%
Wells Fargo & Co.- Series L, 7.500% (Cost $5,598,292)	4,965	5,929,749

Convertible Bonds—0.2%
Media — 0.0%
Gannett Co., Inc.
6.000%, 12/01/27 (144A)	404,000	484,932
Telecommunications — 0.2%
EchoStar Corp.
3.875%, 11/30/30 (a) (c)	3,910,832	4,103,574
Total Convertible Bonds (Cost $4,582,280)		4,588,506

Common Stocks—0.0%
Automobile Components — 0.0%
Lear Corp.	399	37,786
Chemicals — 0.0%
LyondellBasell Industries NV - Class A	23	1,708
Media — 0.0%
Cengage Learning, Inc. (p)	10,995	215,315
Oil, Gas & Consumable Fuels — 0.0%
Ascent CNR Corp. - Class A (f) (g) (p)	1,399,556	27,991
Total Common Stocks (Cost $444,632)		282,800

Municipals—0.0%
Virginia Housing Development Authority
6.000%, 06/25/34 (Cost $220,155)	222,118	217,539

Escrow Shares—0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (f) (g) (p) (Cost $0)	1,746,000	0
See accompanying notes to financial statements.
BHFTII-391

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Short-Term Investments—0.7%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.7%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $14,323,789; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $14,607,777	14,321,203	$14,321,203
Total Short-Term Investments (Cost $14,321,203)		14,321,203

Securities Lending Reinvestments (q)—9.8%
Certificates of Deposit—2.8%
Bank of America NA
4.650%, SOFR + 0.190%, 01/03/25 (b)	2,000,000	2,000,000
5.410%, 01/03/25	2,000,000	2,000,164
Bank of Montreal
4.760%, SOFR + 0.300%, 03/04/25 (b)	2,000,000	1,999,999
4.810%, SOFR + 0.350%, 07/14/25 (b)	1,000,000	999,998
Bank of Nova Scotia
4.670%, SOFR + 0.300%, 03/13/25 (b)	2,000,000	1,999,979
4.680%, SOFR + 0.310%, 03/19/25 (b)	4,000,000	3,999,969
4.710%, SOFR + 0.340%, 05/02/25 (b)	3,000,000	3,000,852
Barclays Bank PLC (NY)
4.840%, SOFR + 0.380%, 02/10/25 (b)	3,000,000	3,000,198
Canadian Imperial Bank of Commerce (NY)
4.730%, SOFR + 0.360%, 01/09/25 (b)	3,000,000	3,000,114
Cooperatieve Rabobank UA
4.800%, SOFR + 0.340%, 07/30/25 (b)	2,000,000	2,002,260
Credit Industriel et Commercial
Zero Coupon, 05/12/25	3,000,000	2,951,010
Mitsubishi UFJ Trust & Banking Corp.
4.750%, SOFR + 0.220%, 01/27/25 (b)	1,000,000	999,999
Mizuho Bank Ltd.
4.690%, SOFR + 0.230%, 05/09/25 (b)	5,000,000	4,999,485
Royal Bank of Canada
4.710%, SOFR + 0.340%, 04/22/25 (b)	2,000,000	2,000,892
4.710%, SOFR + 0.340%, 05/08/25 (b)	2,000,000	2,000,694
Skandinaviska Enskilda Banken AB
4.760%, SOFR + 0.300%, 02/06/25 (b)	1,000,000	1,000,114
Standard Chartered Bank
4.730%, SOFR + 0.360%, 01/23/25 (b)	2,000,000	1,999,997
Sumitomo Mitsui Banking Corp.
4.590%, SOFR + 0.220%, 01/21/25 (b)	3,000,000	3,000,066
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/25/25	2,000,000	1,986,240
4.520%, SOFR + 0.150%, 03/05/25 (b)	1,000,000	999,748
Svenska Handelsbanken AB
4.760%, SOFR + 0.300%, 02/06/25 (b)	1,000,000	1,000,142
4.810%, SOFR + 0.350%, 01/17/25 (b)	2,000,000	2,000,194
Toronto-Dominion Bank
4.800%, SOFR + 0.340%, 05/09/25 (b)	4,000,000	3,999,933
4.840%, SOFR + 0.380%, 01/08/25 (b)	3,000,000	2,999,985
		55,942,032
Commercial Paper—0.2%
Chesham Finance Ltd./Chesham Finance LLC
4.330%, 01/03/25	2,000,000	1,999,760
Security Description	Principal Amount*	Value
Commercial Paper—(Continued)
Ionic Funding LLC
4.640%, 01/23/25	2,000,000	$1,994,156
		3,993,916
Repurchase Agreements—5.7%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $4,000,989; collateralized by various Common Stock with an aggregate market value of $4,454,034	4,000,000	4,000,000
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/02/25 with a maturity value of $10,002,478; collateralized by various Common Stock with an aggregate market value of $11,135,085	10,000,000	10,000,000
Repurchase Agreement dated 12/31/24 at 4.510%, due on 01/02/25 with a maturity value of $11,002,756; collateralized by various Common Stock with an aggregate market value of $12,248,593	11,000,000	11,000,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/24 at 4.100%, due on 01/02/25 with a maturity value of $2,000,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 08/15/33 - 02/15/36, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $5,001,231; collateralized by U.S. Treasury Obligations at 3.875%, maturing 11/30/27, and an aggregate market value of $5,100,017	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/24 at 4.630%, due on 02/04/25 with a maturity value of $3,013,504; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.625%, maturity dates ranging from 10/15/26 - 11/15/54, and an aggregate market value of $3,060,000	3,000,000	3,000,000
Repurchase Agreement dated 12/31/24 at 4.880%, due on 07/07/25 with a maturity value of $10,254,844; collateralized by various Common Stock with an aggregate market value of $11,000,002	10,000,000	10,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $3,000,753; collateralized by various Common Stock with an aggregate market value of $3,346,319	3,000,000	3,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/24 at 4.460%, due on 01/07/25 with a maturity value of $28,024,282; collateralized by various Common Stock with an aggregate market value of $31,230,630	28,000,000	28,000,000
Repurchase Agreement dated 12/31/24 at 4.520%, due on 01/02/25 with a maturity value of $1,000,251; collateralized by various Common Stock with an aggregate market value of $1,115,440	1,000,000	1,000,000
See accompanying notes to financial statements.
BHFTII-392

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (q)—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreements—(Continued)
NatWest Markets Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $2,659,194; collateralized by U.S. Treasury Obligations with rates ranging from 0.500% - 4.250%, maturity dates ranging from 03/15/27 - 07/31/29, and an aggregate market value of $2,712,378	2,658,537	$2,658,537
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/24 at 4.600%, due on 02/04/25 with a maturity value of $15,067,083; collateralized by various Common Stock with an aggregate market value of $16,668,796	15,000,000	15,000,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $20,730,100; collateralized by various Common Stock with an aggregate market value of $22,803,117	20,725,000	20,725,000
		115,383,537
Time Deposit—0.2%
First Abu Dhabi Bank USA NV
4.320%, 01/02/25	5,000,000	5,000,000

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (r)	3,000,000	3,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (r)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (r)	5,000,000	5,000,000
		18,000,000
Total Securities Lending Reinvestments (Cost $198,315,373)		198,319,485
Total Purchased Options—0.1% (s) (Cost $862,826)		790,887
Total Investments—107.6% (Cost $2,223,208,365)		2,169,029,252
Unfunded Loan Commitments—(0.0)% (Cost $(526,634))		(526,634)
Net Investments—107.6% (Cost $2,222,681,731)		2,168,502,618
Other assets and liabilities (net)—(7.6)%		(152,686,302)
Net Assets—100.0%		$2,015,816,316

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2024, the market value of restricted securities was
$15,183,307, which is 0.8% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $221,792,659 and the collateral received consisted of cash in the amount of $198,281,499 and non-cash collateral with a value of $32,730,419. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(c)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2024, these securities represent 0.0% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(i)	This loan will settle after December 31, 2024, at which time the interest rate will be determined.
(j)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(k)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2024.
(l)	Interest only security.
(m)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(n)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2024, the market value of securities pledged was $133,555.
(o)	Principal amount of security is adjusted for inflation.
(p)	Non-income producing security.
(q)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(r)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(s)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$1,135,955,636, which is 56.4% of net assets.

See accompanying notes to financial statements.
BHFTII-393

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
ACN 113 874 712 Pty. Ltd., 13.250%, 02/15/18	05/24/11	USD	931,574	$960,686	$0
Intesa Sanpaolo SpA, 7.800%, 11/28/53	11/28/23-02/12/24	USD	8,220,000	8,595,983	9,184,934
Knight Health Holdings LLC, 9.721%, 12/23/28	12/17/21	USD	1,399,528	1,341,182	867,707
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/20/17-03/21/17	USD	6,285,000	6,262,767	5,075,310
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	USD	8,475,000	8,571,525	85
Reperforming Loan Trust REMICS, 1.477%, 03/25/35	01/08/15	USD	1,404,381	204,513	55,271
					$15,183,307
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$81,408,342	$1,024,723,601	$76 ,267,711	$1,205,954,564
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2024 were as follows:
Purchases	Sales
$35,171,559	$34,657,940
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(193,778,579)	$—	$—	$—	$(193,778,579)
Foreign Government	(4,395,120)	—	—	—	(4,395,120)
Convertible Bond	(107,800)	—	—	—	(107,800)
Total Borrowings	$(198,281,499)	$—	$—	$—	$(198,281,499)
Gross amount of recognized liabilities for securities lending transactions					$(198,281,499)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,747,713	JPMC	01/16/25	USD	6,563,623	$(530,186)
AUD	3,460,000	JPMC	01/16/25	USD	2,306,026	(164,427)
AUD	3,200,000	JPMC	01/16/25	USD	2,122,109	(141,440)
BRL	12,570,000	CBNA	01/03/25	USD	2,029,940	4,748
BRL	12,580,000	CBNA	01/03/25	USD	2,031,555	4,752
BRL	30,310,000	CBNA	01/03/25	USD	4,894,789	11,449
BRL	133,544,338	GSBU	01/03/25	USD	22,858,570	(1,241,934)
BRL	78,084,338	GSBU	01/03/25	USD	12,609,909	29,495
BRL	78,084,338	GSBU	02/04/25	USD	12,753,669	(189,494)
CAD	3,060,000	BNP	01/16/25	USD	2,227,270	(97,429)
CAD	2,390,000	BNP	01/16/25	USD	1,740,473	(76,970)
CAD	2,440,000	BNP	01/16/25	USD	1,771,584	(73,280)
CAD	1,190,000	BNP	01/16/25	USD	866,337	(38,065)
CAD	2,700,000	CBNA	01/16/25	USD	1,956,778	(77,507)
See accompanying notes to financial statements.
BHFTII-394

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Forward Foreign Currency Exchange Contracts  — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	2,710,000	CBNA	01/16/25	USD	1,963,026	$(76,794)
CAD	2,650,000	CBNA	01/16/25	USD	1,918,890	(74,419)
CAD	1,330,000	CBNA	01/16/25	USD	962,708	(36,993)
CAD	1,320,000	CBNA	01/16/25	USD	955,553	(36,798)
CAD	1,370,000	CBNA	01/16/25	USD	989,623	(36,066)
CAD	770,000	CBNA	01/16/25	USD	556,080	(20,140)
CAD	2,670,000	MSCS	01/16/25	USD	1,940,704	(82,313)
CHF	2,190,000	BNP	01/16/25	USD	2,486,221	(70,412)
CHF	930,000	BNP	01/16/25	USD	1,055,641	(29,750)
CHF	800,000	BNP	01/16/25	USD	907,915	(25,427)
CHF	790,000	BNP	01/16/25	USD	895,144	(23,687)
CHF	1,890,000	GSBU	01/16/25	USD	2,179,234	(94,358)
CHF	880,000	GSBU	01/16/25	USD	1,024,837	(54,101)
CHF	1,520,000	GSBU	01/16/25	USD	1,722,341	(45,615)
CHF	1,220,000	GSBU	01/16/25	USD	1,389,712	(43,918)
CHF	1,310,000	GSBU	01/16/25	USD	1,487,725	(42,652)
CHF	1,210,000	GSBU	01/16/25	USD	1,377,356	(42,594)
CHF	670,000	GSBU	01/16/25	USD	780,413	(41,330)
CHF	1,210,000	GSBU	01/16/25	USD	1,375,829	(41,067)
CHF	1,220,000	GSBU	01/16/25	USD	1,386,433	(40,640)
CHF	390,000	GSBU	01/16/25	USD	453,958	(23,746)
CHF	420,000	GSBU	01/16/25	USD	475,872	(12,566)
CNH	9,157,543	BOA	01/16/25	USD	1,260,090	(12,033)
EUR	5,800,000	BOA	01/16/25	USD	6,363,064	(352,016)
EUR	2,420,000	BOA	01/16/25	USD	2,619,299	(111,241)
EUR	1,330,000	BOA	01/16/25	USD	1,446,049	(67,654)
EUR	1,330,000	BOA	01/16/25	USD	1,445,657	(67,261)
EUR	900,000	BOA	01/16/25	USD	945,727	(12,978)
EUR	400,686	BOA	01/16/25	USD	418,045	(2,779)
EUR	320,000	CBNA	01/16/25	USD	350,373	(18,729)
EUR	5,648,000	JPMC	01/16/25	USD	6,207,107	(353,590)
GBP	1,160,000	BOA	01/16/25	USD	1,502,565	(50,525)
GBP	1,810,000	BOA	01/16/25	USD	2,289,060	(23,376)
GBP	1,420,000	BOA	01/16/25	USD	1,798,927	(21,429)
GBP	1,690,000	BOA	01/16/25	USD	2,133,618	(18,146)
GBP	1,001,295	BOA	01/16/25	USD	1,254,159	(779)
INR	118,050,000	CBNA	01/16/25	USD	1,398,490	(21,552)
JPY	1,563,728,649	JPMC	01/16/25	USD	10,689,969	(741,099)
JPY	907,200,000	JPMC	01/16/25	USD	6,008,302	(236,447)
MXN	52,332,574	BOA	02/10/25	USD	2,566,077	(72,592)
MXN	37,783,239	JPMC	01/16/25	USD	1,926,979	(119,156)
MXN	35,550,000	JPMC	01/16/25	USD	1,752,720	(51,752)
NOK	37,500,000	BNP	01/16/25	USD	3,426,202	(132,025)
NOK	4,647	BNP	01/16/25	USD	437	(29)
NOK	25,330,000	GSBU	01/16/25	USD	2,311,524	(86,417)
NOK	26,260,000	GSBU	01/16/25	USD	2,385,230	(78,428)

Contracts to Deliver
AUD	646,300	JPMC	01/16/25	USD	420,127	20,094
BRL	12,570,000	CBNA	01/03/25	USD	2,043,319	8,631
BRL	12,580,000	CBNA	01/03/25	USD	2,053,259	16,952
BRL	30,310,000	CBNA	01/03/25	USD	4,926,264	20,026
BRL	133,544,338	GSBU	01/03/25	USD	21,566,193	(50,443)
BRL	78,084,338	GSBU	01/03/25	USD	12,821,730	182,327
CAD	16,288,686	BNP	01/16/25	USD	11,874,264	536,907
CAD	2,890,000	CBNA	01/16/25	USD	2,063,275	51,758
CAD	3,950,000	CBNA	01/16/25	USD	2,818,351	69,046
CHF	16,647,837	BNP	01/16/25	USD	19,637,835	1,273,454
See accompanying notes to financial statements.
BHFTII-395

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Forward Foreign Currency Exchange Contracts  — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CNH	85,280,590	BOA	01/16/25	USD	11,803,542	$180,876
CNH	128,280,400	BOA	01/16/25	USD	18,303,023	820,027
CNH	98,741,193	JPMC	01/16/25	USD	13,649,787	192,611
EUR	1,410,000	BOA	01/16/25	USD	1,497,627	36,321
EUR	2,570,000	BOA	01/16/25	USD	2,804,423	140,907
EUR	2,760,000	BOA	01/16/25	USD	3,008,400	147,970
EUR	23,826,974	BOA	01/16/25	USD	26,264,950	1,570,971
EUR	6,000,000	CBNA	01/16/25	USD	6,561,570	343,245
GBP	550,000	BOA	01/16/25	USD	702,309	13,842
GBP	46,921,375	BOA	01/16/25	USD	61,459,259	2,725,006
INR	162,550,000	JPMC	01/16/25	USD	1,905,962	9,976
JPY	15,370,000	JPMC	01/16/25	USD	103,751	5,962
JPY	64,995,723	JPMC	01/16/25	USD	422,877	9,356
JPY	32,830,000	JPMC	01/16/25	USD	219,408	10,534
JPY	32,840,000	JPMC	01/16/25	USD	219,711	10,774
JPY	157,390,000	JPMC	01/16/25	USD	1,062,101	60,742
MXN	23,000,000	GSBU	01/16/25	USD	1,172,451	71,966
MXN	2,980,000	JPMC	01/16/25	USD	145,960	3,375
MXN	6,560,000	JPMC	01/16/25	USD	320,421	6,543
MXN	10,340,000	JPMC	01/16/25	USD	504,824	10,083
MXN	10,340,000	JPMC	01/16/25	USD	504,890	10,149
MXN	13,850,000	JPMC	01/16/25	USD	680,973	18,289
MXN	17,160,000	JPMC	01/16/25	USD	840,133	19,074
MXN	24,030,000	JPMC	01/16/25	USD	1,176,643	26,875
MXN	22,820,000	JPMC	01/16/25	USD	1,121,250	29,377
MXN	20,970,000	JPMC	01/16/25	USD	1,033,225	29,869
MXN	25,380,000	JPMC	01/16/25	USD	1,249,610	35,248
MXN	25,360,000	JPMC	01/16/25	USD	1,248,930	35,525
MXN	27,260,000	JPMC	01/16/25	USD	1,341,805	37,490
MXN	31,390,000	JPMC	01/16/25	USD	1,547,988	46,064
MXN	25,000,000	JPMC	01/16/25	USD	1,245,330	49,150
MXN	30,000,000	JPMC	01/16/25	USD	1,500,686	65,270
MXN	49,960,000	JPMC	01/16/25	USD	2,474,920	84,473
MXN	26,600,000	MSCS	01/16/25	USD	1,315,249	42,513
NOK	5,570,000	GSBU	01/16/25	USD	504,389	15,094
NOK	11,510,000	GSBU	01/16/25	USD	1,040,812	29,719
NOK	16,710,000	GSBU	01/16/25	USD	1,513,627	45,742
NOK	20,260,000	GSBU	01/16/25	USD	1,828,921	49,187
NOK	22,940,000	GSBU	01/16/25	USD	2,072,959	57,801
Net Unrealized Appreciation						$2,999,041
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SONIA Futures	03/18/25	5	GBP	1,191,875	$9,224
Australian 10 Year Treasury Bond Futures	03/17/25	196	AUD	22,123,565	(214,063)
Euro-Bund Futures	03/06/25	494	EUR	65,919,360	(1,732,617)
U.K. Long Gilt Bond Futures	03/27/25	350	GBP	32,343,500	(1,105,744)
U.S. Treasury Long Bond Futures	03/20/25	823	USD	93,693,406	(2,395,766)
U.S. Treasury Note 2 Year Futures	03/31/25	2,144	USD	440,826,502	(264,785)
U.S. Treasury Note 5 Year Futures	03/31/25	1,603	USD	170,406,415	(914,764)
U.S. Treasury Note 10 Year Futures	03/20/25	778	USD	84,607,500	(1,116,494)
U.S. Treasury Note Ultra 10 Year Futures	03/20/25	120	USD	13,357,500	(162,583)
See accompanying notes to financial statements.
BHFTII-396

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Futures Contracts — (Continued)
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	03/20/25	670	USD	79,667,188	$(3,352,081)

Futures Contracts—Short
30-Day Fed Funds Futures	01/31/25	(584)	USD	(232,821,708)	(80,199)
Net Unrealized Depreciation					$(11,329,872)
Purchased Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	USD	1.074	02/24/25	BNP	6,653,000	USD	6,653,000	$36,259	$13,559	$(22,700)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call- U.S. Treasury Note 10 Year Futures	USD	111.000	02/21/25	2,369	USD	2,369,000	$826,567	$777,328	$(49,239)
Written Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
MXN Call/USD Put	MXN	19.386	02/06/25	BOA	(9,164,562)	USD	(9,164,562)	$(98,684)	$(2,841)	$95,843
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	28-Day TIIE	Monthly	8.825%	Monthly	11/19/29	MXN	1,021,650,000	$(698,676)	$—	$(698,676)
Pay	28-Day TIIE	Monthly	8.902%	Monthly	11/16/29	MXN	513,290,000	(274,371)	—	(274,371)
Totals								$(973,047)	$—	$(973,047)
OTC Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	1-Day CDI	Maturity	10.230%	Maturity	01/02/29	JPMC	BRL	173,850,000	$(3,843,891)	$—	$(3,843,891)
Pay	1-Day CDI	Maturity	11.030%	Maturity	01/02/26	BOA	BRL	268,936,000	(1,486,014)	—	(1,486,014)
Totals									$(5,329,905)	$—	$(5,329,905)
See accompanying notes to financial statements.
BHFTII-397

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Centrally Cleared Credit Default Swap Contracts on Corporate Issues— Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MDC Holdings, Inc. 3.850%, due 01/15/30	(1.000%)	Quarterly	12/20/29	0.331%	USD	5,700,000	$(175,241)	$(154,558)	$(20,683)
Transocean, Inc. 8.000%, due 02/01/27	(1.000%)	Quarterly	06/20/29	4.655%	USD	3,752,000	479,738	405,555	74,183
Totals							$304,497	$250,997	$53,500
Centrally Cleared Credit Default Swap Contracts on Corporate Issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Lennar Corp. 4.750%, due 11/29/27	1.000%	Quarterly	12/20/29	0.849%	USD	5,700,000	$45,366	$76,132	$(30,766)
Nabors Industries, Inc 9.125%, due 01/31/30	1.000%	Quarterly	06/20/29	6.412%	USD	3,752,000	(700,179)	(571,237)	(128,942)
Totals							$(654,813)	$(495,105)	$(159,708)
OTC Total Return Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	12M SOFR	Maturity	03/06/25	JPMC	WAM EM Frontier Custom Basket Index	USD	11,259,000	$329,940	$—	$329,940

(a)
If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
A security in the amount of $68,760 have been received at the custodian bank as collateral for OTC option contracts and forward foreign currency exchange contracts.
See accompanying notes to financial statements.
BHFTII-398

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$329,940		$
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	74,183	Unrealized depreciation on centrally cleared swap contracts (b) (c)	180,391
Foreign Exchange	Investments at market value (d)	13,559
	Unrealized appreciation on forward foreign currency exchange contracts	9,327,635	Unrealized depreciation on forward foreign currency exchange contracts	6,328,594
			Written options at value	2,841
Interest Rate	Investments at market value (c) (d)	777,328
			OTC swap contracts at market value	5,329,905
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	973,047
	Unrealized appreciation on futures contracts (c) (e)	9,224	Unrealized depreciation on futures contracts (c) (e)	11,339,096
Total		$10,531,869		$24,153,874

(a)	Excludes OTC swap interest payable of $103,626.
(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(e)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2024.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$5,635,920	$(2,301,664)	$—	$3,334,256
BNP Paribas SA	1,823,920	(567,074)	(68,760)	1,188,086
Citibank NA	530,607	(398,998)	(100,000)	31,609
Goldman Sachs Bank USA	481,331	(481,331)	—	—
JPMorgan Chase Bank NA	1,156,843	(1,156,843)	—	—
Morgan Stanley Capital Services LLC	42,513	(42,513)	—	—
	$9,671,134	$(4,948,423)	$(168,760)	$4,553,951
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2024.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$2,301,664	$(2,301,664)	$—	$—
BNP Paribas SA	567,074	(567,074)	—	—
Citibank NA	398,998	(398,998)	—	—
Goldman Sachs Bank USA	2,129,303	(481,331)	(1,350,000)	297,972
JPMorgan Chase Bank NA	6,181,988	(1,156,843)	(3,533,555)	1,491,590
Morgan Stanley Capital Services LLC	82,313	(42,513)	—	39,800
	$11,661,340	$(4,948,423)	$(4,883,555)	$1,829,362

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
See accompanying notes to financial statements.
BHFTII-399

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$20,829	$(359,638)	$(2,532,029)	$(1,803,037)	$(4,673,875)
Forward foreign currency transactions	—	—	—	(4,595,863)	(4,595,863)
Futures contracts	(577,850)	—	—	—	(577,850)
Swap contracts	(8,122,430)	(366,882)	—	—	(8,489,312)
Written options	1,326,399	353,775	579,419	494,676	2,754,269
	$(7,353,052)	$(372,745)	$(1,952,610)	$(5,904,224)	$(15,582,631)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$152,533	$—	$696,698	$(495,661)	$353,570
Forward foreign currency transactions	—	—	—	1,870,686	1,870,686
Futures contracts	(52,645,625)	—	—	—	(52,645,625)
Swap contracts	(1,164,137)	479,936	—	—	(684,201)
Written options	112,516	—	(261,460)	316,338	167,394
	$(53,544,713)	$479,936	$435,238	$1,691,363	$(50,938,176)
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$172,808,352
Forward foreign currency transactions	355,795,744
Futures contracts long	1,144,837,900
Futures contracts short	(92,180,776)
Swap contracts	242,967,554
Written options	(228,626,847)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$813,880,734	$0	$813,880,734
Floating Rate Loans
Advertising	—	3,961,805	—	3,961,805
Aerospace/Defense	—	8,929,774	—	8,929,774
Airlines	—	7,695,039	—	7,695,039
Apparel	—	2,316,496	—	2,316,496
Auto Parts & Equipment	—	6,862,022	—	6,862,022
Beverages	—	3,487,923	—	3,487,923
Building Materials	—	6,848,081	—	6,848,081
Chemicals	—	1,673,833	—	1,673,833
Commercial Services	—	24,195,908	—	24,195,908
Computers	—	14,450,476	—	14,450,476
Diversified Financial Services (Less Unfunded Loan Commitments of $526,634)	—	33,366,774	—	33,366,774
Electric	—	2,264,415	—	2,264,415
Engineering & Construction	—	6,266,938	—	6,266,938
Entertainment	—	22,654,767	—	22,654,767
Environmental Control	—	9,207,493	—	9,207,493
Food	—	1,317,960	—	1,317,960
See accompanying notes to financial statements.
BHFTII-400

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Hand/Machine Tools	$—	$8,872,814	$—	$8,872,814
Healthcare-Products	—	9,588,839	—	9,588,839
Healthcare-Services	—	20,959,037	—	20,959,037
Holding Companies-Diversified	—	2,389,775	—	2,389,775
Home Furnishings	—	5,844,431	—	5,844,431
Insurance	—	21,877,635	—	21,877,635
Investment Companies	—	12,640,194	—	12,640,194
Leisure Time	—	964,241	—	964,241
Lodging	—	7,350,602	—	7,350,602
Machinery-Construction & Mining	—	1,306,662	—	1,306,662
Machinery-Diversified	—	987,350	—	987,350
Media	—	16,016,571	600,435	16,617,006
Pharmaceuticals	—	2,766,471	—	2,766,471
Pipelines	—	1,305,687	—	1,305,687
Real Estate Investment Trusts	—	2,448,002	—	2,448,002
Retail	—	21,715,949	—	21,715,949
Software	—	53,851,116	—	53,851,116
Sovereign	—	—	2,669,625	2,669,625
Telecommunications	—	4,191,200	—	4,191,200
Transportation	—	2,992,733	—	2,992,733
Total Floating Rate Loans (Less Unfunded Loan Commitments of $526,634)	—	353,569,013	3,270,060	356,839,073
Total Mortgage-Backed Securities*	—	278,492,842	—	278,492,842
Total Asset-Backed Securities*	—	221,222,010	—	221,222,010
Total U.S. Treasury & Government Agencies*	—	160,544,215	—	160,544,215
Total Foreign Government*	—	113,073,575	—	113,073,575
Total Convertible Preferred Stocks*	5,929,749	—	—	5,929,749
Total Convertible Bonds*	—	4,588,506	—	4,588,506
Common Stocks
Automobile Components	37,786	—	—	37,786
Chemicals	1,708	—	—	1,708
Media	—	215,315	—	215,315
Oil, Gas & Consumable Fuels	—	—	27,991	27,991
Total Common Stocks	39,494	215,315	27,991	282,800
Total Municipals*	—	217,539	—	217,539
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	14,321,203	—	14,321,203
Securities Lending Reinvestments
Certificates of Deposit	—	55,942,032	—	55,942,032
Commercial Paper	—	3,993,916	—	3,993,916
Repurchase Agreements	—	115,383,537	—	115,383,537
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	18,000,000	—	—	18,000,000
Total Securities Lending Reinvestments	18,000,000	180,319,485	—	198,319,485
Purchased Options
Foreign Currency Options at Value	—	13,559	—	13,559
Options on Exchange-Traded Future Contracts at Value	777,328	—	—	777,328
Total Purchased Options at Value	777,328	13,559	—	790,887
Total Net Investments	$24,746,571	$2,140,457,996	$3,298,051	$2,168,502,618
Collateral for Securities Loaned (Liability)	$—	$(198,281,499)	$—	$(198,281,499)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$9,327,635	$—	$9,327,635
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(6,328,594)	—	(6,328,594)
Total Forward Contracts	$—	$2,999,041	$—	$2,999,041
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,224	$—	$—	$9,224
Futures Contracts (Unrealized Depreciation)	(11,339,096)	—	—	(11,339,096)
Total Futures Contracts	$(11,329,872)	$—	$—	$(11,329,872)
Total Written Options*	$—	$(2,841)	$—	$(2,841)
See accompanying notes to financial statements.
BHFTII-401

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$74,183	$—	$74,183
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,153,438)	—	(1,153,438)
Total Centrally Cleared Swap Contracts	$—	$(1,079,255)	$—	$(1,079,255)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$329,940	$—	$329,940
OTC Swap Contracts at Value (Liabilities)	—	(5,329,905)	—	(5,329,905)
Total OTC Swap Contracts	$—	$(4,999,965)	$—	$(4,999,965)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2024 is not presented.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$2,230,002,550
Gross unrealized appreciation	44,954,331
Gross unrealized (depreciation)	(112,496,253)
Net unrealized appreciation (depreciation)	$(67,541,922)
See accompanying notes to financial statements.
BHFTII-402

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b) (c)	$2,168,502,618
Cash	51,382
Cash denominated in foreign currencies (d)	16,374,659
Cash collateral (e)	29,888,425
OTC swap contracts at market value	329,940
Unrealized appreciation on forward foreign currency exchange contracts	9,327,635
Receivable for:
Investments sold	3,184,315
Fund shares sold	439,895
Interest	25,143,785
Variation margin on centrally cleared swap contracts	6,794
Prepaid expenses	7,415
Total Assets	2,253,256,863
Liabilities
Written options at value (f)	2,841
OTC swap contracts at market value	5,329,905
Unrealized depreciation on forward foreign currency exchange contracts	6,328,594
Collateral for securities loaned	198,281,499
Cash collateral for forward foreign currency exchange contracts	100,000
Payable for:
Investments purchased	21,446,757
TBA securities purchased	2,641,568
Fund shares redeemed	1,029,560
Variation margin on futures contracts	349,482
Interest on OTC swap contracts	103,626
Accrued Expenses:
Management fees	914,355
Distribution and service fees	160,342
Deferred trustees’ fees	344,221
Other expenses	407,797
Total Liabilities	237,440,547
Net Assets	$2,015,816,316
Net Assets Consist of:
Paid in surplus	$2,571,295,290
Distributable earnings (Accumulated losses)	(555,478,974)
Net Assets	$2,015,816,316
Net Assets
Class A	$1,215,593,269
Class B	674,616,998
Class E	125,606,049
Capital Shares Outstanding*
Class A	114,164,337
Class B	64,070,060
Class E	11,871,760
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.65
Class B	10.53
Class E	10.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,222,681,731.
(b)	Investments at value is net of unfunded loan commitments of $526,634.
(c)	Includes securities loaned at value of $221,792,659.
(d)	Identified cost of cash denominated in foreign currencies was $17,087,448.
(e)
Includes collateral of $15,122,225 for futures contracts, $6,240,000 for forward foreign currency exchange contracts, OTC option contracts and for OTC swap contracts, and
$8,526,200 for centrally cleared swap contracts.

(f)	Premiums received on written options were $98,684.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Dividends	$828,360
Interest (a)	171,110,905
Securities lending income	1,217,407
Total investment income	173,156,672
Expenses
Management fees	12,291,506
Administration fees	108,173
Custodian and accounting fees	239,713
Distribution and service fees—Class B	1,722,056
Distribution and service fees—Class E	198,814
Audit and tax services	105,063
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	166,365
Insurance	18,996
Miscellaneous	31,700
Total expenses	15,002,170
Less management fee waiver	(1,007,939)
Net expenses	13,994,231
Net Investment Income	159,162,441
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(37,551,078)
Purchased options	(4,673,875)
Futures contracts	(577,850)
Written options	2,754,269
Swap contracts	(8,489,312)
Foreign currency transactions	(1,621,218)
Forward foreign currency transactions	(4,595,863)
Net realized gain (loss)	(54,754,927)
Net change in unrealized appreciation (depreciation) on:
Investments	47,285,332
Purchased options	353,570
Futures contracts	(52,645,625)
Written options	167,394
Swap contracts	(684,201)
Foreign currency transactions	(1,511,708)
Forward foreign currency transactions	1,870,686
Net change in unrealized appreciation (depreciation)	(5,164,552)
Net realized and unrealized gain (loss)	(59,919,479)
Net Increase (Decrease) in Net Assets From Operations	$99,242,962

(a)	Net of foreign withholding taxes of $1,863.
See accompanying notes to financial statements.
BHFTII-403

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$159,162,441	$158,184,057
Net realized gain (loss)	(54,754,927)	(196,943,741)
Net change in unrealized appreciation (depreciation)	(5,164,552)	235,494,243
Increase (decrease) in net assets from operations	99,242,962	196,734,559
From Distributions to Shareholders
Class A	(98,888,456)	(90,318,027)
Class B	(50,052,283)	(43,728,800)
Class E	(9,707,898)	(9,014,042)
Total distributions	(158,648,637)	(143,060,869)
Increase (decrease) in net assets from capital share transactions	(130,032,589)	(68,706,337)
Total increase (decrease) in net assets	(189,438,264)	(15,032,647)
Net Assets
Beginning of period	2,205,254,580	2,220,287,227
End of period	$2,015,816,316	$2,205,254,580

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	2,001,113	$21,625,171	2,435,159	$25,907,780
Reinvestments	9,628,866	98,888,456	8,701,159	90,318,027
Redemptions	(22,088,199)	(236,528,941)	(15,878,941)	(169,015,191)
Net increase (decrease)	(10,458,220)	$(116,015,314)	(4,742,623)	$(52,789,384)
Class B
Sales	3,877,553	$41,432,613	3,022,691	$31,935,935
Reinvestments	4,921,562	50,052,283	4,249,640	43,728,800
Redemptions	(9,050,888)	(96,207,240)	(7,898,744)	(83,486,126)
Net increase (decrease)	(251,773)	$(4,722,344)	(626,413)	$(7,821,391)
Class E
Sales	424,221	$4,543,452	422,658	$4,487,539
Reinvestments	950,823	9,707,898	872,608	9,014,042
Redemptions	(2,204,873)	(23,546,281)	(2,030,606)	(21,597,143)
Net increase (decrease)	(829,829)	$(9,294,931)	(735,340)	$(8,095,562)
Increase (decrease) derived from capital shares transactions		$(130,032,589)		$(68,706,337)
See accompanying notes to financial statements.
BHFTII-404

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.98	$10.72	$13.73	$13.87	$13.81
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.81	0.78	0.65	0.62	0.68
Net realized and unrealized gain (loss)	(0.31)	0.21	(2.93)	(0.24)	0.20
Total income (loss) from investment operations	0.50	0.99	(2.28)	0.38	0.88
Less Distributions
Distributions from net investment income	(0.83)	(0.73)	(0.73)	(0.52)	(0.82)
Total distributions	(0.83)	(0.73)	(0.73)	(0.52)	(0.82)
Net Asset Value, End of Period	$10.65	$10.98	$10.72	$13.73	$13.87
Total Return (%) (b)	4.88	9.64 (c)	(16.66)	2.82	6.92
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.61	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.55	0.54	0.55
Ratio of net investment income (loss) to average net assets (%)	7.51	7.29	5.51	4.55	5.17
Portfolio turnover rate (%)	53 (e)	47 (e)	28	69 (e)	66 (e)
Net assets, end of period (in millions)	$1,215.6	$1,367.9	$1,387.4	$1,934.4	$1,971.5

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.86	$10.62	$13.59	$13.73	$13.69
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.77	0.75	0.61	0.58	0.64
Net realized and unrealized gain (loss)	(0.30)	0.19	(2.89)	(0.23)	0.18
Total income (loss) from investment operations	0.47	0.94	(2.28)	0.35	0.82
Less Distributions
Distributions from net investment income	(0.80)	(0.70)	(0.69)	(0.49)	(0.78)
Total distributions	(0.80)	(0.70)	(0.69)	(0.49)	(0.78)
Net Asset Value, End of Period	$10.53	$10.86	$10.62	$13.59	$13.73
Total Return (%) (b)	4.57	9.22	(16.93)	2.61	6.61
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.80	0.79	0.80
Ratio of net investment income (loss) to average net assets (%)	7.27	7.05	5.28	4.30	4.92
Portfolio turnover rate (%)	53 (e)	47 (e)	28	69 (e)	66 (e)
Net assets, end of period (in millions)	$674.6	$698.7	$689.6	$913.2	$879.8
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-405

Brighthouse Funds Trust II
Western Asset Management Strategic Bond Opportunities Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.91	$10.66	$13.65	$13.79	$13.73
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.79	0.76	0.63	0.60	0.66
Net realized and unrealized gain (loss)	(0.31)	0.20	(2.91)	(0.24)	0.19
Total income (loss) from investment operations	0.48	0.96	(2.28)	0.36	0.85
Less Distributions
Distributions from net investment income	(0.81)	(0.71)	(0.71)	(0.50)	(0.79)
Total distributions	(0.81)	(0.71)	(0.71)	(0.50)	(0.79)
Net Asset Value, End of Period	$10.58	$10.91	$10.66	$13.65	$13.79
Total Return (%) (b)	4.65	9.30	(16.78)	2.68	6.77
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.76	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.71	0.71	0.70	0.69	0.70
Ratio of net investment income (loss) to average net assets (%)	7.37	7.14	5.37	4.40	5.03
Portfolio turnover rate (%)	53 (e)	47 (e)	28	69 (e)	66 (e)
Net assets, end of period (in millions)	$125.6	$138.6	$143.3	$198.3	$215.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 52%, 46%, 69%, and 63% for the year ended, December 31, 2024, 2023,
2021 and 2020, respectively.

See accompanying notes to financial statements.
BHFTII-406

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—92.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed — 42.0%
Federal Home Loan Mortgage Corp.
1.500%, 05/01/41	3,522,486	$2,812,780
1.500%, 07/01/41	2,595,986	2,081,888
1.500%, 10/01/41	628,219	497,483
1.500%, 11/01/41	79,086	62,542
2.000%, 09/01/40	333,347	278,521
2.000%, 10/01/40	2,119,359	1,770,672
2.000%, 03/01/41	3,244,171	2,709,443
2.000%, 06/01/41	218,671	182,580
2.000%, 07/01/41	2,086,365	1,742,236
2.000%, 08/01/41	1,501,470	1,252,244
2.000%, 09/01/41	3,067,207	2,557,474
2.000%, 11/01/41	1,255,879	1,052,459
2.000%, 12/01/41	3,000,641	2,495,601
2.000%, 01/01/42	2,251,823	1,871,795
2.000%, 02/01/42	401,623	333,146
2.000%, 04/01/42	82,175	67,961
2.000%, 05/01/42	471,749	392,073
2.000%, 08/01/42	2,319,721	1,923,964
2.000%, 06/01/50	8,326,879	6,546,782
2.000%, 11/01/50	785,691	621,316
2.000%, 02/01/51	2,004,828	1,585,591
2.000%, 03/01/51	2,118,017	1,677,280
2.000%, 04/01/51	1,767,217	1,407,390
2.000%, 05/01/51	3,261,986	2,573,629
2.000%, 06/01/51	2,492,749	1,966,656
2.000%, 11/01/51	469,707	372,034
2.000%, 02/01/52	84,134	66,578
2.482%, 5Y H15 + 1.287%, 03/01/47 (a)	212,724	199,121
2.500%, 04/01/41	134,572	115,503
2.500%, 04/01/42	1,306,974	1,109,751
2.500%, 10/01/50	995,009	829,724
2.500%, 11/01/50	3,215,347	2,671,740
2.500%, 12/01/50	3,572,287	2,962,136
2.500%, 01/01/51	34,658	28,711
2.500%, 03/01/51	202,249	169,123
2.500%, 05/01/51	146,630	122,855
2.500%, 07/01/51	4,174,921	3,437,467
2.500%, 08/01/51	2,668,751	2,200,565
2.500%, 09/01/51	1,345,590	1,112,577
2.500%, 11/01/51	767,242	637,442
2.500%, 01/01/52	12,288,534	10,156,077
2.500%, 02/01/52	1,067,357	879,296
2.500%, 03/01/52	564,865	466,793
2.968%, 1Y RFUCCT + 1.619%, 11/01/47 (a)	795,570	802,939
3.000%, 09/01/32	132,361	126,175
3.000%, 04/01/38	292,054	266,781
3.000%, 10/01/46	226,299	196,395
3.000%, 04/01/47	412,524	358,317
3.000%, 09/01/48	926,938	805,495
3.000%, 09/01/49	2,835,326	2,457,289
3.000%, 11/01/49	618,354	535,262
3.000%, 01/01/50	39,826	34,710
3.000%, 03/01/50	54,440	47,130
3.000%, 05/01/50	158,877	137,711
3.000%, 03/01/52	498,788	428,164
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 04/01/52	736,725	$632,391
3.000%, 08/01/52	5,624,758	4,850,407
3.007%, 1Y RFUCCT + 1.628%, 11/01/48 (a)	2,775,529	2,673,749
3.105%, 1Y RFUCCT + 1.621%, 02/01/50 (a)	1,370,807	1,348,271
3.500%, 04/01/33	1,199,391	1,162,681
3.500%, 01/01/38	1,564,471	1,464,440
3.500%, 10/01/42	342,867	311,339
3.500%, 02/01/44	133,805	120,599
3.500%, 06/01/46	220,242	198,658
3.500%, 03/01/47	169,917	152,460
3.500%, 07/01/47	3,378,866	3,032,535
3.500%, 04/01/52	1,466,810	1,312,647
4.000%, 04/01/43	474,398	445,228
4.000%, 07/01/43	1,242,766	1,169,609
4.000%, 08/01/43	1,098,008	1,032,560
4.000%, 07/01/50	369,080	343,188
4.500%, 06/01/38	362,857	351,161
4.500%, 04/01/47	231,694	221,009
4.500%, 05/01/47	237,869	227,746
4.500%, 06/01/47	430,516	413,473
4.500%, 04/01/49	195,195	186,530
4.500%, 06/01/52	3,606,526	3,415,864
5.000%, 08/01/33	6,554	6,509
5.000%, 06/01/41	833,418	824,095
5.000%, 04/01/44	16,191	15,990
5.000%, 07/01/52	1,630,446	1,581,321
5.000%, 09/01/52	251,202	243,242
5.000%, 12/01/52	329,369	319,080
5.000%, 01/01/53	925,912	897,294
5.000%, 03/01/53	512,990	498,122
5.000%, 04/01/53	713,410	691,250
5.000%, 05/01/53	1,092,837	1,061,352
5.500%, 04/01/53	850,316	841,697
5.500%, 07/01/53	356,279	353,510
5.500%, 08/01/53	2,792,525	2,766,501
5.500%, 09/01/53	469,929	466,673
5.500%, 04/01/54	386,313	385,470
6.000%, 07/01/41	178,656	185,207
6.000%, 07/01/53	171,586	174,184
6.000%, 09/01/53	886,807	898,983
6.000%, 04/01/54	1,950,256	1,972,072
6.000%, 05/01/54	975,166	983,371
6.000%, 06/01/54	894,879	904,086
6.000%, 07/01/54	668,967	674,793
6.500%, 09/01/39	71,268	73,970
6.500%, 07/01/53	164,430	170,047
6.500%, 10/01/53	3,338,880	3,440,597
6.500%, 12/01/53	87,649	89,916
6.500%, 02/01/54	767,576	787,129
6.500%, 04/01/54	756,019	775,278
8.000%, 09/01/30	548	570
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.359%, 12/25/28 (a) (b)	61,292,390	755,784
0.481%, 01/25/34 (a) (b)	52,134,181	1,579,056
See accompanying notes to financial statements.
BHFTII-407

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.506%, 01/25/29 (a) (b)	83,676,734	$1,530,037
0.735%, 09/25/27 (a) (b)	16,565,809	271,575
0.847%, 11/25/30 (a) (b)	31,598,659	1,217,029
0.874%, 11/25/30 (a) (b)	76,099,162	3,111,664
3.291%, 03/25/27	4,670,000	4,521,126
Federal Home Loan Mortgage Corp. Reference REMICS
6.000%, 05/15/36	141,000	144,405
Federal Home Loan Mortgage Corp. REMICS
2.000%, 01/25/51 (b)	1,464,552	192,433
2.000%, 02/25/51 (b)	3,415,304	441,840
2.000%, 03/25/51 (b)	5,931,856	765,849
2.500%, 05/25/50 (b)	653,645	103,201
2.500%, 01/25/51 (b)	20,908,203	3,467,707
2.500%, 04/25/51 (b)	1,503,641	235,393
2.500%, 10/25/51 (b)	2,830,363	422,038
2.500%, 12/25/51 (b)	4,315,867	544,767
3.000%, 01/25/50 (b)	1,183,831	196,963
3.000%, 11/25/50 (b)	1,139,943	183,485
3.000%, 07/25/51 (b)	1,270,679	258,538
3.000%, 11/25/51 (b)	1,348,427	200,077
3.500%, 04/25/52 (b)	1,382,231	250,666
4.000%, 11/25/49 (b)	549,089	87,501
4.000%, 02/25/50 (b)	977,898	202,781
4.500%, 04/15/32	85,974	85,128
4.500%, 10/25/49 (b)	912,169	208,412
4.500%, 06/25/50 (b)	2,835,375	641,690
4.500%, 12/25/50 (b)	1,783,156	415,435
4.500%, 11/25/51 (b)	1,377,849	298,245
5.869%, SOFR30A + 1.300%, 12/25/54 (a)	1,500,946	1,499,344
Federal Home Loan Mortgage Corp. STACR REMICS Trust
5.819%, SOFR30A + 1.250%, 05/25/44 (144A) (a)	755,618	758,432
5.869%, SOFR30A + 1.300%, 02/25/42 (144A) (a)	149,294	149,573
6.069%, SOFR30A + 1.500%, 10/25/41 (144A) (a)	2,270,000	2,283,508
6.669%, SOFR30A + 2.100%, 10/25/33 (144A) (a)	912,705	937,263
6.869%, SOFR30A + 2.300%, 08/25/33 (144A) (a)	1,412,868	1,450,081
6.969%, SOFR30A + 2.400%, 02/25/42 (144A) (a)	3,420,000	3,500,684
Federal Home Loan Mortgage Corp. STRIPS
2.000%, 03/25/52 (b)	739,660	97,966
4.000%, 11/15/52 (b)	460,927	118,837
Federal National Mortgage Association
1.500%, 04/01/41	368,462	296,316
1.500%, 11/01/41	3,252,584	2,608,562
1.500%, 03/01/42	1,391,736	1,118,728
2.000%, 08/01/40	62,296	53,413
2.000%, 10/01/40	3,814,409	3,187,004
2.000%, 11/01/41	3,599,577	2,993,940
2.000%, 12/01/41	469,315	390,111
2.000%, 02/01/42	3,239,101	2,688,562
2.000%, 04/01/42	1,149,585	951,352
2.000%, 05/01/42	1,712,877	1,406,824
2.000%, 06/01/42	3,387,418	2,811,671
2.000%, 08/01/42	2,104,867	1,743,332
2.000%, 06/01/50	4,936,333	3,881,310
2.000%, 08/01/50	116,232	92,043
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.000%, 09/01/50	59,568	$47,172
2.000%, 01/01/51	5,291,003	4,184,529
2.000%, 02/01/51	2,036,743	1,612,146
2.000%, 03/01/51	5,303,548	4,201,279
2.000%, 04/01/51	671,707	533,973
2.000%, 08/01/51	884,469	695,473
2.000%, 10/01/51	1,764,477	1,396,369
2.000%, 02/01/52	878,795	694,781
2.000%, 03/01/52	2,336,591	1,848,673
2.500%, 10/01/40	2,477,158	2,135,367
2.500%, 03/01/41	407,916	350,121
2.500%, 04/01/41	699,212	596,876
2.500%, 05/01/41	1,616,062	1,383,069
2.500%, 03/01/42	2,608,464	2,223,777
2.500%, 04/01/42	243,970	207,724
2.500%, 05/01/42	164,214	139,717
2.500%, 06/01/50	379,185	313,562
2.500%, 10/01/50	1,366,442	1,120,805
2.500%, 11/01/50	379,430	314,454
2.500%, 12/01/50	129,079	106,936
2.500%, 01/01/51	278,667	230,558
2.500%, 02/01/51	161,135	133,743
2.500%, 03/01/51	336,622	279,036
2.500%, 04/01/51	533,969	444,351
2.500%, 05/01/51	1,432,184	1,171,194
2.500%, 06/01/51	2,304,817	1,908,488
2.500%, 07/01/51	2,216,611	1,840,210
2.500%, 08/01/51	739,409	611,542
2.500%, 09/01/51	1,996,925	1,659,079
2.500%, 10/01/51	2,927,045	2,417,529
2.500%, 11/01/51	1,277,782	1,060,318
2.500%, 12/01/51	5,901,034	4,883,109
2.500%, 01/01/52	3,166,000	2,612,555
2.500%, 02/01/52	2,704,094	2,235,298
2.500%, 03/01/52	2,061,172	1,705,215
2.500%, 04/01/52	322,841	266,796
2.500%, 09/01/61	4,596,845	3,659,982
3.000%, 07/01/35	339,835	314,284
3.000%, 02/01/36	537,479	496,811
3.000%, 04/01/36	407,750	377,091
3.000%, 07/01/36	862,850	798,830
3.000%, 08/01/36	4,497,091	4,161,043
3.000%, 10/01/36	1,792,454	1,655,762
3.000%, 12/01/36	1,490,915	1,376,377
3.000%, 12/01/37	334,300	303,331
3.000%, 06/01/38	461,056	426,898
3.000%, 09/01/42	951,972	839,906
3.000%, 06/01/43	143,714	126,351
3.000%, 07/01/43	356,559	313,496
3.000%, 10/01/43	328,478	288,842
3.000%, 01/01/45	296,576	260,795
3.000%, 08/01/46	316,703	274,916
3.000%, 09/01/46	233,286	202,432
3.000%, 02/01/47	70,617	62,309
3.000%, 08/01/47	34,628	30,095
See accompanying notes to financial statements.
BHFTII-408

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.000%, 11/01/48	3,158,111	$2,740,524
3.000%, 01/01/50	79,294	68,728
3.000%, 02/01/50	9,408,420	8,161,422
3.000%, 03/01/50	5,000,154	4,328,780
3.000%, 08/01/50	306,979	265,329
3.000%, 11/01/50	433,866	373,964
3.000%, 06/01/51	327,111	284,963
3.000%, 08/01/51	1,600,022	1,387,248
3.000%, 09/01/51	283,509	242,951
3.000%, 11/01/51	366,437	318,382
3.000%, 12/01/51	593,392	515,002
3.000%, 01/01/52	1,277,487	1,111,034
3.000%, 03/01/52	3,888,033	3,365,051
3.000%, 05/01/52	258,731	220,300
3.000%, 06/01/52	2,084,841	1,790,966
3.500%, 12/01/34	99,570	94,717
3.500%, 01/01/35	68,188	64,840
3.500%, 02/01/37	122,456	115,701
3.500%, 03/01/37	78,248	74,687
3.500%, 12/01/37	130,290	121,603
3.500%, 08/01/39	126,693	119,789
3.500%, 02/01/40	506,572	471,878
3.500%, 06/01/42	2,076,630	1,893,136
3.500%, 08/01/42	2,295,084	2,084,061
3.500%, 09/01/42	167,004	151,338
3.500%, 10/01/42	1,192,904	1,081,001
3.500%, 12/01/42	139,391	126,980
3.500%, 03/01/43	829,666	758,466
3.500%, 12/01/46	1,378,400	1,252,198
3.500%, 03/01/47	117,826	105,750
3.500%, 11/01/48	346,465	310,962
3.500%, 06/01/49	8,596,917	7,715,731
3.500%, 03/01/50	134,913	121,079
3.500%, 01/01/52	706,708	633,050
3.500%, 03/01/52	1,170,286	1,046,524
3.500%, 05/01/52	2,758,655	2,469,668
4.000%, 02/01/40	274,883	259,353
4.000%, 06/01/42	1,825,058	1,721,937
4.000%, 07/01/42	584,174	551,111
4.000%, 10/01/42	639,714	599,611
4.000%, 11/01/42	438,578	411,087
4.000%, 05/01/43	4,738,198	4,470,422
4.000%, 07/01/43	16,514	15,478
4.000%, 08/01/43	398,067	373,093
4.000%, 10/01/43	2,459,150	2,311,313
4.000%, 05/01/48	2,871,960	2,666,627
4.000%, 10/01/48	196,007	180,911
4.230%, 10/01/32	100,000	95,378
4.500%, 11/01/31	139,255	138,171
4.500%, 12/01/31	180,499	178,908
4.500%, 10/01/44	463,613	445,451
4.500%, 01/01/45	35,737	34,491
4.500%, 06/01/47	143,121	137,298
4.500%, 07/01/47	523,618	501,310
4.500%, 08/01/47	38,404	36,890
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
4.500%, 06/01/48	186,839	$179,016
4.500%, 07/01/48	390,276	372,560
4.500%, 08/01/48	647,573	618,111
4.500%, 11/01/48	339,893	324,394
4.500%, 02/01/49	141,270	134,728
4.500%, 08/01/49	148,017	141,769
4.500%, 09/01/49	1,787,313	1,705,913
4.500%, 11/01/49	516,791	496,452
4.500%, 04/01/50	96,995	91,751
4.500%, 07/01/52	1,167,084	1,108,038
4.500%, 08/01/58	664,722	631,249
4.500%, 01/01/59	1,427,363	1,344,889
5.000%, 01/01/39	2,738	2,728
5.000%, 12/01/39	4,418	4,402
5.000%, 05/01/40	12,965	12,920
5.000%, 07/01/40	9,157	9,125
5.000%, 11/01/40	235,272	234,434
5.000%, 01/01/41	14,001	13,865
5.000%, 02/01/41	18,014	17,862
5.000%, 04/01/41	22,390	22,255
5.000%, 05/01/41	545,429	543,487
5.000%, 06/01/41	44,363	44,059
5.000%, 12/01/47	1,087,451	1,081,795
5.000%, 06/01/52	386,535	375,900
5.000%, 07/01/52	1,187,830	1,163,144
5.000%, 10/01/52	565,064	547,355
5.000%, 11/01/52	629,281	609,753
5.000%, 01/01/53	435,772	422,132
5.000%, 02/01/53	88,335	85,673
5.000%, 06/01/53	790,988	769,223
5.000%, 07/01/53	689,844	676,496
5.500%, 08/01/52	151,859	149,925
5.500%, 10/01/52	167,220	165,609
5.500%, 11/01/52	1,798,801	1,788,196
5.500%, 07/01/53	1,243,761	1,237,412
5.500%, 08/01/53	997,238	990,089
5.500%, 06/01/54	390,648	389,277
6.000%, 07/01/41	152,489	158,086
6.000%, 12/01/52	1,122,711	1,131,041
6.000%, 03/01/53	714,773	723,376
6.000%, 06/01/53	5,018,598	5,093,815
6.000%, 07/01/53	253,543	258,623
6.000%, 11/01/53	550,059	556,630
6.000%, 03/01/54	1,834,704	1,857,088
6.000%, 05/01/54	1,417,807	1,426,128
6.500%, 03/01/26	118	121
6.500%, 04/01/29	13,605	14,180
6.500%, 05/01/32	2,146	2,181
6.500%, 04/01/53	149,257	153,622
6.500%, 10/01/53	1,395,087	1,432,487
6.500%, 12/01/53	1,419,740	1,456,445
6.500%, 03/01/54	1,052,229	1,080,166
6.500%, 04/01/54	2,173,490	2,228,211
7.000%, 11/01/37	11,555	11,973
7.000%, 12/01/37	5,732	5,939
See accompanying notes to financial statements.
BHFTII-409

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
7.000%, 02/01/38	2,164	$2,242
7.000%, 11/01/38	24,749	25,677
8.000%, 05/01/28	165	166
8.000%, 07/01/32	541	554
Federal National Mortgage Association Interest STRIPS
2.000%, 03/25/50 (b)	2,319,098	290,216
2.000%, 10/25/52 (b)	5,025,208	646,943
2.500%, 01/25/48 (b)	823,281	90,293
3.500%, 11/25/41 (b)	515,565	77,017
4.000%, 04/25/42 (b)	748,084	166,081
4.500%, 11/25/39 (b)	413,178	71,933
4.500%, 10/25/53 (b)	2,813,308	669,700
Federal National Mortgage Association REMICS
Zero Coupon, 03/25/42 (c)	96,719	85,135
1.467%, -1x SOFR30A + 6.036%, 03/25/42 (a) (b)	1,573,298	85,644
1.467%, -1x SOFR30A + 6.036%, 12/25/42 (a) (b)	205,115	20,213
1.867%, -1x SOFR30A + 6.436%, 10/25/41 (a) (b)	1,170,030	85,452
1.967%, -1x SOFR30A + 6.536%, 03/25/42 (a) (b)	380,429	26,662
2.000%, 10/25/50 (b)	4,577,699	573,649
2.500%, 10/25/47 (b)	758,533	110,944
2.500%, 12/25/47 (b)	794,875	111,889
2.500%, 04/25/48 (b)	774,790	113,334
2.500%, 08/25/50 (b)	9,948,181	1,647,488
2.500%, 09/25/50 (b)	661,953	108,549
2.500%, 12/25/50 (b)	732,666	105,493
2.500%, 02/25/51 (b)	2,019,305	308,043
2.500%, 09/25/51 (b)	842,275	95,067
2.500%, 10/25/51 (b)	1,917,911	323,285
3.000%, 08/25/50 (b)	1,333,667	219,995
3.000%, 02/25/51 (b)	613,099	104,238
3.000%, 10/25/51 (b)	3,092,457	557,529
3.500%, 10/25/48	30,059	27,057
3.500%, 09/25/50 (b)	1,775,738	289,430
3.500%, 03/25/51 (b)	500,883	110,028
4.000%, 07/25/50 (b)	470,520	91,797
4.000%, 11/25/51 (b)	945,479	205,827
5.500%, 07/25/41	2,403,819	2,424,318
5.500%, 04/25/42	545,085	551,509
6.000%, 05/25/42	305,712	314,554
6.500%, 06/25/39	5,993	6,133
6.500%, 07/25/42	603,109	626,360
Federal National Mortgage Association REMICS Trust
4.808%, 01/25/43 (a)	91,566	93,844
Government National Mortgage Association
Zero Coupon, 09/16/46 (a) (b)	7,254,015	73
0.032%, 03/16/49 (a) (b)	392,501	18
0.051%, 10/16/54 (a) (b)	10,064,984	12,599
0.108%, 02/16/53 (a) (b)	4,223,713	14,197
0.135%, 04/16/54 (a) (b)	8,211,821	9,031
0.158%, 02/16/48 (a) (b)	767,128	3,178
0.526%, 11/16/56 (a) (b)	8,521,890	249,680
0.559%, 12/16/58 (a) (b)	6,297,996	189,674
0.589%, 09/16/55 (a) (b)	5,703,151	109,666
0.619%, 03/16/60 (a) (b)	1,383,391	47,765
0.632%, 10/16/58 (a) (b)	10,326,705	353,914
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
0.640%, 02/16/61 (a) (b)	1,323,553	$64,819
0.705%, 12/16/59 (a) (b)	25,769,497	1,104,135
0.833%, 02/16/63 (a) (b)	3,244,523	201,623
0.883%, 06/16/62 (a) (b)	3,603,748	222,809
0.966%, 05/16/62 (a) (b)	3,475,729	228,430
0.973%, 07/16/63 (a) (b)	3,060,454	210,454
1.000%, 07/16/60	526,171	372,414
1.013%, 02/16/46 (a) (b)	2,136,593	45,914
1.025%, 10/16/62 (a) (b)	2,520,293	174,292
1.112%, 01/16/61 (a) (b)	4,424,679	345,226
1.113%, 06/16/61 (a) (b)	2,859,927	230,873
1.144%, 06/16/61 (a) (b)	5,146,528	412,686
1.168%, 04/16/62 (a) (b)	3,007,381	228,833
1.271%, 09/16/60 (a) (b)	2,761,897	236,869
1.328%, 06/16/63 (a) (b)	2,608,342	240,597
1.432%, 06/16/61 (a) (b)	2,015,219	194,518
1.500%, 06/16/63	2,551,089	1,854,728
1.599%, 09/16/63 (a) (b)	3,298,100	363,595
1.615%, 05/16/60 (a) (b)	4,338,975	454,627
2.000%, 08/20/50	112,673	90,412
2.000%, 02/20/51	7,297,250	5,708,171
2.000%, 03/20/51	2,994,323	2,355,741
2.000%, 04/20/51	1,695,524	1,319,082
2.500%, 10/20/49	334,466	281,344
2.500%, 04/20/51	3,635,262	3,038,059
2.500%, 06/20/51	75,230	62,405
2.500%, 08/20/51	73,642	61,109
2.500%, 10/20/51	303,279	251,612
2.500%, 12/20/51	156,163	129,448
2.500%, 08/20/52	4,772,476	3,990,181
3.000%, 09/15/42	263,810	235,007
3.000%, 10/15/42	1,417,794	1,261,926
3.000%, 11/15/42	519,915	456,793
3.000%, 11/20/46	143,296	126,037
3.000%, 09/20/47	45,731	40,144
3.000%, 11/20/47	96,440	84,709
3.000%, 12/20/47	613,091	538,011
3.000%, 01/20/50	552,584	472,013
3.000%, 02/20/51	90,685	79,013
3.000%, 09/20/51	4,424,998	3,844,479
3.000%, 11/20/51	696,390	595,279
3.000%, 01/20/52	88,314	75,741
3.000%, 02/20/52	2,219,846	1,913,677
3.000%, 03/20/52	1,607,014	1,383,443
3.000%, 04/20/52	1,974,181	1,679,249
3.500%, 06/20/44	550,730	498,850
3.500%, 03/20/45	43,302	39,352
3.500%, 01/20/46	114,662	103,911
3.500%, 03/20/46	604,020	549,224
3.500%, 04/20/46	317,741	287,705
3.500%, 05/20/46	147,042	133,104
3.500%, 06/20/46	251,714	227,788
3.500%, 07/20/46	152,657	138,147
3.500%, 09/20/46	13,895	12,574
3.500%, 05/20/47	2,014,690	1,823,179
See accompanying notes to financial statements.
BHFTII-410

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
3.500%, 02/20/48	874,078	$784,080
3.500%, 06/15/48	1,720,173	1,581,379
3.500%, 09/20/48	380,013	343,489
3.500%, 02/20/49	11,959	10,801
3.500%, 10/20/49	89,533	78,429
3.500%, 01/20/50	749,092	675,163
3.500%, 02/20/50	133,415	119,311
3.500%, 05/15/50	290,580	259,792
3.500%, 07/20/50	149,581	135,208
3.500%, 02/20/52	1,364,413	1,220,303
3.500%, 03/20/52	440,225	385,230
3.500%, 06/20/52	473,223	417,335
4.000%, 09/20/45	213,309	199,758
4.000%, 11/20/45	2,288,656	2,129,155
4.000%, 08/20/46	1,627,427	1,522,564
4.000%, 06/20/47	720,054	672,557
4.000%, 07/20/47	121,432	113,617
4.000%, 11/20/47	347,005	324,010
4.000%, 12/20/47	134,979	126,026
4.000%, 02/20/48	125,608	117,189
4.000%, 03/20/48	966,542	902,462
4.000%, 04/20/48	118,183	110,011
4.000%, 05/20/48	98,117	91,472
4.000%, 08/20/48	1,338,656	1,247,963
4.000%, 09/20/48	374,926	349,578
4.000%, 03/20/49	205,475	191,435
4.000%, 04/20/49	178,268	166,059
4.000%, 11/20/49	61,869	57,572
4.000%, 01/20/50	95,029	86,627
4.000%, 02/20/50	80,685	75,112
4.000%, 03/15/50	25,795	24,010
4.000%, 03/20/50	57,809	53,770
4.000%, 04/20/50	348,999	323,090
4.000%, 06/20/52	584,753	540,637
4.500%, 01/20/40	157,420	152,890
4.500%, 05/20/40	199,174	193,381
4.500%, 09/20/40	4,513	4,377
4.500%, 01/20/41	38,569	37,431
4.500%, 07/20/41	248,142	240,821
4.500%, 08/20/47	233,412	224,216
4.500%, 04/20/48	351,096	336,767
4.500%, 05/20/48	643,724	617,253
4.500%, 06/20/48	643,998	617,349
4.500%, 07/20/48	48,377	46,370
4.500%, 08/20/48	1,638,448	1,570,307
4.500%, 09/20/48	142,054	136,146
4.500%, 10/20/48	342,145	327,880
4.500%, 12/20/48	149,708	143,458
4.500%, 01/20/49	1,317,510	1,262,397
4.500%, 02/20/49	486,238	465,898
4.500%, 03/20/49	1,266,079	1,213,118
4.500%, 04/20/49	157,761	151,153
4.500%, 02/20/50	219,198	210,032
4.500%, 03/20/50	137,705	131,911
4.500%, 12/20/50	207,769	199,091
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
4.500%, 08/20/52	852,412	$806,761
4.500%, 09/20/52	1,063,460	1,009,836
5.000%, 07/20/40	161,036	160,480
5.000%, 05/20/48	105,710	104,169
5.000%, 10/20/48	540,271	532,148
5.000%, 11/20/48	297,904	292,474
5.000%, 03/20/49	67,173	65,987
5.000%, 04/20/49	56,772	55,769
5.000%, 09/20/49	96,928	95,486
5.000%, 11/20/49	144,901	142,768
5.000%, 12/20/49	98,719	97,281
5.000%, 01/20/50	257,123	253,148
5.000%, 04/20/50	55,873	55,095
5.000%, 09/20/52	425,824	416,215
5.000%, 01/20/53	765,944	749,135
5.000%, 08/20/53	2,370,967	2,314,241
5.500%, 06/15/36	119,403	122,128
5.500%, 11/20/52	1,445,538	1,439,500
5.500%, 02/20/53	1,494,073	1,486,300
5.500%, 03/20/53	2,330,209	2,321,056
5.500%, 04/20/53	2,890,613	2,875,573
5.500%, 05/20/53	999,198	992,467
5.500%, 07/20/53	618,924	619,429
5.500%, 08/20/53	3,458,282	3,452,642
6.000%, 03/15/33	279,164	282,294
6.000%, 11/20/34	443	461
6.000%, 06/20/35	687	714
6.000%, 07/20/36	33,894	35,225
6.000%, 09/20/36	1,614	1,678
6.000%, 07/20/38	99,701	103,615
6.000%, 09/20/38	238,202	249,672
6.000%, 06/20/39	1,185	1,232
6.000%, 05/20/40	19,101	19,850
6.000%, 06/20/40	62,587	65,042
6.000%, 08/20/40	37,333	38,797
6.000%, 09/20/40	87,900	91,350
6.000%, 10/20/40	36,960	38,409
6.000%, 11/20/40	65,156	66,886
6.000%, 01/20/41	38,385	39,615
6.000%, 03/20/41	220,189	228,827
6.000%, 07/20/41	54,579	56,718
6.000%, 12/20/41	31,067	32,287
6.000%, 07/20/53	1,260,056	1,283,464
6.000%, 09/20/53	1,077,703	1,092,276
6.000%, 01/20/54	626,427	639,544
6.000%, 02/20/54	1,293,564	1,322,654
6.500%, 06/15/31	699	714
6.500%, 08/15/34	55,678	57,963
6.500%, 10/20/37	93,557	99,479
6.500%, 09/20/53	318,421	328,366
6.500%, 11/20/53	247,475	254,900
6.500%, 01/20/54	1,087,192	1,117,924
7.500%, 09/15/29	313	314
8.500%, 06/15/25	30	30
See accompanying notes to financial statements.
BHFTII-411

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association REMICS
0.967%, 06/16/61 (a) (b)	3,230,764	$226,040
1.588%, -1x 1M TSFR + 5.986%, 08/16/42 (a) (b)	300,459	26,295
2.000%, 01/20/52	152,598	123,740
2.500%, 06/20/51 (b)	1,036,430	91,249
3.000%, 07/20/49	480,389	418,707
3.000%, 09/20/50 (b)	1,441,062	214,653
3.000%, 07/20/51 (b)	837,700	117,288
4.000%, 08/20/47 (b)	1,744,457	315,558
4.000%, 08/20/48	37,618	35,017
4.500%, 10/20/47 (b)	1,267,817	256,013
5.146%, 1M TSFR + 0.494%, 12/20/60 (a)	2,905,298	2,895,102
5.166%, 1M TSFR + 0.514%, 12/20/60 (a)	791,363	789,525
5.166%, 1M TSFR + 0.514%, 08/20/70 (a)	26,589	26,490
5.183%, 12M TSFR + 0.965%, 10/20/68 (a)	1,280,365	1,279,274
5.196%, 1M TSFR + 0.544%, 10/20/64 (a)	1,774,748	1,770,838
5.216%, 1M TSFR + 0.564%, 07/20/70 (a)	4,917,904	4,847,603
5.246%, 1M TSFR + 0.594%, 03/20/61 (a)	565,145	564,421
5.266%, 1M TSFR + 0.614%, 12/20/60 (a)	4,060,412	4,053,638
5.266%, 1M TSFR + 0.614%, 07/20/70 (a)	343,031	338,947
5.267%, 1M TSFR + 0.614%, 12/20/60 (a)	1,740,201	1,737,984
5.916%, 1M TSFR + 1.264%, 05/20/70 (a)	1,006,170	1,017,184
6.016%, 1M TSFR + 1.364%, 04/20/70 (a)	78,641	79,555
Government National Mortgage Association, TBA
4.500%, TBA (d)	3,200,000	3,024,500
6.000%, TBA (d)	10,600,000	10,669,563
6.500%, TBA (d)	9,300,000	9,459,253
Uniform Mortgage-Backed Security, TBA
2.000%, TBA (d)	900,000	700,102
3.000%, TBA (d)	11,200,000	9,511,250
3.500%, TBA (d)	1,700,000	1,503,509
4.000%, TBA (d)	1,800,000	1,645,881
4.500%, TBA (d)	2,200,000	2,069,039
5.000%, TBA (d)	6,900,000	6,659,015
5.500%, TBA (d)	16,800,000	16,577,375
6.000%, TBA (d)	9,700,000	9,744,711
6.500%, TBA (d)	11,200,000	11,431,000
		548,922,609
Federal Agencies — 33.3%
Federal Farm Credit Banks Funding Corp.
0.375%, 01/15/25	10,000,000	9,985,686
0.460%, 11/03/25	10,000,000	9,684,139
0.590%, 02/17/26	7,900,000	7,578,208
0.780%, 06/16/25	10,000,000	9,834,022
1.050%, 11/17/25	10,000,000	9,721,564
1.240%, 09/03/30	8,000,000	6,653,053
1.680%, 09/17/35	1,195,000	868,743
1.750%, 02/25/25	18,350,000	18,276,534
2.600%, 04/05/27	10,000,000	9,618,264
2.700%, 10/26/27	10,000,000	9,551,261
4.750%, 05/02/31	8,000,000	8,063,832
5.125%, 05/09/25	10,000,000	10,026,229
5.480%, 06/27/42	3,000,000	2,996,989
Federal Home Loan Banks
0.375%, 09/04/25	15,000,000	14,608,200
Security Description	Principal Amount*	Value
Federal Agencies—(Continued)
Federal Home Loan Banks
0.500%, 04/14/25	14,000,000	$13,848,604
0.750%, 06/30/25	7,770,000	7,637,985
1.000%, 03/23/26	9,979,125	9,583,256
1.020%, 02/24/27	9,990,000	9,316,142
1.750%, 09/12/25	10,000,000	9,822,317
2.250%, 03/04/36	15,000,000	11,333,529
4.000%, 08/28/25	10,000,000	9,968,224
4.125%, 01/15/27	4,000,000	3,994,251
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,978,016
Zero Coupon, 12/17/29	5,562,000	4,456,832
Zero Coupon, 09/15/36	10,000,000	5,578,352
Zero Coupon, 12/15/36	24,765,000	13,566,416
Federal Home Loan Mortgage Corp. Coupon STRIPS
Zero Coupon, 07/15/28	5,400,000	4,625,315
Federal Home Loan Mortgage Corp. STRIPS
Zero Coupon, 07/15/32	9,000,000	6,289,605
Federal National Mortgage Association Principal STRIPS
Zero Coupon, 05/15/30	30,000,000	23,471,555
Resolution Funding Corp. Interest STRIPS
Zero Coupon, 01/15/26	14,517,000	13,851,773
Zero Coupon, 07/15/26	4,230,000	3,948,487
Zero Coupon, 04/15/28	10,000,000	8,629,871
Zero Coupon, 07/15/29	14,000,000	11,379,793
Resolution Funding Corp. Principal STRIPS
Zero Coupon, 01/15/30	51,000,000	40,382,949
Zero Coupon, 04/15/30	69,000,000	54,019,159
Tennessee Valley Authority
3.875%, 03/15/28	15,000,000	14,797,321
U.S. Department of Housing & Urban Development
2.738%, 08/01/25	6,000,000	5,928,582
U.S. International Development Finance Corp.
1.110%, 05/15/29	9,000,000	8,310,859
3.540%, 06/15/30	6,470,888	6,251,601
		434,437,518
U.S. Treasury — 17.3%
U.S. Treasury Inflation-Indexed Notes
1.125%, 01/15/33 (e)	2,119,360	1,949,197
1.625%, 10/15/27 (e)	15,983,550	15,887,208
1.875%, 07/15/34 (e)	30,178,800	29,243,112
U.S. Treasury Notes
1.875%, 07/31/26	85,640,000	82,569,697
3.875%, 11/30/29	62,000,000	60,607,742
3.875%, 08/15/33	20,000,000	19,034,386
4.125%, 08/31/30	7,000,000	6,892,236
4.250%, 05/31/25	10,000,000	9,997,468
		226,181,046
Total U.S. Treasury & Government Agencies (Cost $1,285,003,967)		1,209,541,173

See accompanying notes to financial statements.
BHFTII-412

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
Mortgage-Backed Securities—4.5%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations — 2.2%
Banc of America Mortgage Trust
6.380%, 07/25/35 (a)	8,164	$7,696
BRAVO Residential Funding Trust
7.535%, 09/25/63 (144A) (f)	608,142	617,833
CIM Trust
1.425%, 07/25/61 (144A) (a)	1,948,084	1,717,669
5.000%, 05/25/62 (144A) (a)	2,387,979	2,363,534
Countrywide Alternative Loan Trust
4.685%, 1M TSFR + 0.314%, 07/20/46 (a)	775,637	645,709
CSMC Trust
0.830%, 03/25/56 (144A) (a)	557,166	454,606
0.938%, 05/25/66 (144A) (a)	858,487	705,797
1.169%, 03/25/56 (144A) (a)	479,648	388,316
1.756%, 10/25/66 (144A) (a)	552,105	475,404
Ellington Financial Mortgage Trust
3.001%, 01/25/67 (144A) (a)	950,000	692,807
GCAT Trust
6.500%, 09/25/54 (144A) (a)	463,237	467,948
GMACM Mortgage Loan Trust
3.663%, 11/19/35 (a)	67,732	58,422
GS Mortgage-Backed Securities Trust
3.750%, 10/25/57 (144A)	1,271,142	1,235,333
4.000%, 05/25/62 (144A) (a)	641,124	579,607
JP Morgan Mortgage Trust
3.500%, 10/25/48 (144A) (a)	352,948	311,684
Legacy Mortgage Asset Trust
4.750%, 07/25/61 (144A) (f)	786,425	785,432
5.250%, 07/25/67 (144A) (f)	621,849	620,240
MASTR Adjustable Rate Mortgages Trust
4.093%, 02/25/34 (a)	92,729	81,629
MASTR Reperforming Loan Trust
3.767%, 05/25/35 (144A) (a)	1,710,007	797,055
Morgan Stanley Mortgage Loan Trust
3.711%, 07/25/35 (a)	44,617	38,980
4.593%, 1M TSFR + 0.254%, 06/25/36 (a)	407,080	77,510
Morgan Stanley Residential Mortgage Loan Trust
6.500%, 06/25/54 (144A) (a)	2,178,384	2,209,250
New Residential Mortgage Loan Trust
1.156%, 11/27/56 (144A) (a)	466,662	401,603
2.750%, 07/25/59 (144A) (a)	913,245	870,502
3.250%, 09/25/56 (144A) (a)	889,145	821,951
4.000%, 02/25/57 (144A) (a)	726,629	693,685
4.000%, 05/25/57 (144A) (a)	1,139,519	1,079,850
NovaStar Mortgage Funding Trust
0.446%, 1M TSFR + 0.494%, 09/25/46 (a)	335,783	304,509
OBX Trust
1.054%, 07/25/61 (144A) (a)	583,171	469,504
5.949%, 02/25/63 (144A) (f)	533,209	534,818
PRKCM Trust
1.510%, 08/25/56 (144A) (a)	1,357,399	1,115,654
2.071%, 11/25/56 (144A) (a)	727,457	628,797
6.431%, 05/25/59 (144A) (f)	773,690	783,131
RCKT Mortgage Trust
6.500%, 06/25/54 (144A) (a)	3,057,859	3,097,516
Reperforming Loan Trust REMICS
4.873%, 1M TSFR + 0.534%, 07/25/36 (144A) (a)	132,409	123,539
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
SACO I Trust
3.990%, 06/25/21 (144A) (a)	3,733	$3,281
Structured Asset Mortgage Investments II Trust
4.813%, 1M TSFR + 0.474%, 07/25/46 (a)	72,737	61,735
Structured Asset Securities Corp.
4.220%, 06/25/35 (144A) (a)	41,147	36,241
4.803%, 1M TSFR + 0.464%, 04/25/35 (144A) (a)	1,049,337	929,994
Towd Point Mortgage Trust
1.636%, 04/25/60 (144A) (a)	658,868	592,740
3.000%, 04/25/60 (144A) (a)	940,000	729,755
Verus Securitization Trust
6.845%, 04/25/69 (144A) (f)	675,696	684,822
		29,296,088
Commercial Mortgage-Backed Securities — 2.3%
Bank
2.470%, 09/15/64	2,770,000	2,339,267
2.643%, 04/15/54 (a)	860,000	744,130
3.538%, 11/15/54	1,580,000	1,517,400
Bank5
5.779%, 04/15/56	770,000	782,838
Benchmark Mortgage Trust
5.525%, 04/15/56	2,700,000	2,747,388
BLP Commercial Mortgage Trust
6.089%, 1M TSFR + 1.692%, 03/15/40 (144A) (a)	4,300,000	4,310,368
BOCA Commercial Mortgage Trust
6.318%, 1M TSFR + 1.921%, 08/15/41 (144A) (a)	2,560,000	2,571,191
BX Trust
5.247%, 1M TSFR + 0.850%, 01/15/39 (144A) (a)	3,000,000	2,992,500
5.312%, 1M TSFR + 0.914%, 02/15/36 (144A) (a)	585,199	585,017
Citigroup Commercial Mortgage Trust
5.820%, 10/12/40 (144A) (a)	1,520,000	1,544,770
GS Mortgage Securities Trust
2.911%, 02/13/53	3,414,000	3,062,744
LAQ Mortgage Trust
6.489%, 1M TSFR + 2.091%, 03/15/36 (144A) (a)	114,471	114,793
Morgan Stanley Bank of America Merrill Lynch Trust
3.459%, 12/15/49	3,129,700	3,056,256
MTN Commercial Mortgage Trust
5.797%, 1M TSFR + 1.397%, 03/15/39 (144A) (a)	2,980,000	2,977,206
		29,345,868
Total Mortgage-Backed Securities (Cost $61,136,374)		58,641,956

Foreign Government—4.2%
Sovereign — 4.2%
Colombia Government International Bonds
5.625%, 02/26/44	4,840,000	3,557,400
Indonesia Government International Bonds
4.750%, 02/11/29	6,280,000	6,197,467
Israel Government AID Bonds
5.500%, 09/18/33	10,047,000	10,502,750
Israel Government International Bonds
5.500%, 03/12/34 (g)	7,000,000	6,829,270
See accompanying notes to financial statements.
BHFTII-413

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
Foreign Government—(Continued)
Short-Term Investments—0.5%
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexico Government International Bonds
4.500%, 04/22/29 (g)	12,280,000	$11,699,870
Peru Government International Bonds
3.300%, 03/11/41	3,420,000	2,462,400
3.550%, 03/10/51	1,090,000	727,902
3.600%, 01/15/72	1,580,000	961,114
6.550%, 03/14/37	320,000	333,120
Qatar Government International Bonds
5.103%, 04/23/48 (144A)	7,300,000	6,926,605
Republic of Poland Government International Bonds
3.250%, 04/06/26	5,010,000	4,922,325
Total Foreign Government (Cost $60,458,579)		55,120,223

Corporate Bonds & Notes—4.2%
Chemicals — 0.1%
MEGlobal BV
4.250%, 11/03/26 (144A)	1,540,000	1,505,858
Diversified Financial Services — 3.5%
Private Export Funding Corp.
3.250%, 06/15/25	20,000,000	19,900,181
5.500%, 03/14/25 (144A) †	25,000,000	25,023,652
		44,923,833
Electric — 0.6%
Enel Chile SA
4.875%, 06/12/28	4,000,000	3,947,235
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.450%, 05/21/28 (144A)	4,000,000	4,000,344
		7,947,579
Total Corporate Bonds & Notes (Cost $54,684,333)		54,377,270

Asset-Backed Securities—0.0%
Asset-Backed - Home Equity — 0.0%
Morgan Stanley Mortgage Loan Trust
4.633%, 1M TSFR + 0.294%, 12/25/36 (a)	104,300	35,884
4.753%, 1M TSFR + 0.414%, 03/25/36 (a)	28,579	28,794
		64,678
Asset-Backed - Other — 0.0%
Structured Asset Securities Corp.
4.673%, 1M TSFR + 0.334%, 02/25/36 (144A) (a)	4,534,701	93,428
Total Asset-Backed Securities (Cost $2,086,029)		158,106

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/24 at 3.250%, due on 01/02/25, with a maturity value of $6,813,586; collateralized by U.S. Treasury Note at 4.375%, maturing 12/15/26, with a market value of $6,948,673	6,812,356	$6,812,356
Total Short-Term Investments (Cost $6,812,356)		6,812,356

Securities Lending Reinvestments (h)—0.4%
Repurchase Agreements—0.0%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/24 at 4.450%, due on 01/02/25 with a maturity value of $70,912; collateralized by various Common Stock with an aggregate market value of $78,941	70,894	70,894
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/24 at 4.400%, due on 01/02/25 with a maturity value of $87,015; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/36 - 11/15/54, and an aggregate market value of $88,733	86,994	86,994
Santander U.S. Capital Markets LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $500,123; collateralized by U.S. Government Agency Obligation with rates ranging from 2.000% - 5.919%, maturity dates ranging from 12/25/44 - 01/25/55, and an aggregate market value of $510,126	500,000	500,000
TD Prime Services LLC
Repurchase Agreement dated 12/31/24 at 4.430%, due on 01/02/25 with a maturity value of $10,002; collateralized by various Common Stock with an aggregate market value of $11,003	10,000	10,000
		667,888

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares, 4.360% (i)	750,000	750,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 4.340% (i)	750,000	750,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.360% (i)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 4.420% (i)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 4.430% (i)	750,000	750,000
See accompanying notes to financial statements.
BHFTII-414

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
Securities Lending Reinvestments (h)—(Continued)
Security Description	Shares	Value
Mutual Funds—(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.430% (i)	500,000	$500,000
		4,750,000
Total Securities Lending Reinvestments (Cost $5,417,888)		5,417,888
Total Investments—106.4% (Cost $1,475,599,526)		1,390,068,972
Other assets and liabilities (net)—(6.4)%		(83,842,187)
Net Assets—100.0%		$1,306,226,785

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2024, the market value of restricted securities was
$25,023,652, which is 1.9% of net assets. See  details shown in the Restricted Securities table that follows.

(a)
Variable or floating rate security. The stated rate represents the rate at December 31, 2024.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	Interest only security.
(c)	Principal only security.
(d)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(e)	Principal amount of security is adjusted for inflation.
(f)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)
All or a portion of the security was held on loan. As of December 31, 2024, the market value of securities loaned was $10,067,170 and the collateral received consisted of cash in the amount of $5,417,888 and non-cash collateral with a value of $4,992,884. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2024.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2024.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2024, the market value of 144A securities was
$89,745,171, which is 6.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Private Export Funding Corp., 5.500%, 03/14/25	03/08/23	USD	25,000,000	$24,999,041	$25,023,652
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2024 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,266,037,200	$20,960,896	$2 ,290,832,821	$19,529,148
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2024 were as follows:
Purchases	Sales
$1,797,353,745	$1,740,253,292
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government	$(5,417,888)	$—	$—	$—	$(5,417,888)
Gross amount of recognized liabilities for securities lending transactions					$(5,417,888)
See accompanying notes to financial statements.
BHFTII-415

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/31/25	198	USD	21,048,328	$43,439
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2024 by category of risk exposure:
	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$43,439

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2024:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$117,244

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$42,474
For the year ended December 31, 2024, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,979,474
Futures contracts short	(28,317,688)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2024. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,209,541,173	$—	$1,209,541,173
Total Mortgage-Backed Securities*	—	58,641,956	—	58,641,956
Total Foreign Government*	—	55,120,223	—	55,120,223
Total Corporate Bonds & Notes*	—	54,377,270	—	54,377,270
Total Asset-Backed Securities*	—	158,106	—	158,106
Total Short-Term Investments*	—	6,812,356	—	6,812,356
Securities Lending Reinvestments
Repurchase Agreements	—	667,888	—	667,888
See accompanying notes to financial statements.
BHFTII-416

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Schedule of Investments as of December 31, 2024
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,750,000	$—	$—	$4,750,000
Total Securities Lending Reinvestments	4,750,000	667,888	—	5,417,888
Total Investments	$4,750,000	$1,385,318,972	$—	$1,390,068,972
Collateral for Securities Loaned (Liability)	$—	$(5,417,888)	$—	$(5,417,888)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$43,439	$—	$—	$43,439

*	See Schedule of Investments for additional detailed categorizations.
Tax Cost Basis
The cost basis of investments for federal income tax purposes at December 31, 2024 was as follows:
Cost basis of investments	$1,479,744,743
Gross unrealized appreciation	3,415,605
Gross unrealized (depreciation)	(93,091,376)
Net unrealized appreciation (depreciation)	$(89,675,771)
See accompanying notes to financial statements.
BHFTII-417

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Statement of Assets and Liabilities

December 31, 2024
Assets
Investments at value (a) (b)	$1,390,068,972
Cash	342
Cash collateral (c)	830,977
Receivable for:
TBA securities sold	20,566,902
Fund shares sold	236,897
Principal paydowns	62,191
Interest	6,098,650
Prepaid expenses	4,828
Total Assets	1,417,869,759
Liabilities
Collateral for securities loaned	5,417,888
Payable for:
TBA securities purchased	103,837,191
Fund shares redeemed	1,054,780
Variation margin on futures contracts	301,214
Accrued Expenses:
Management fees	520,479
Distribution and service fees	63,621
Deferred trustees’ fees	210,803
Other expenses	236,998
Total Liabilities	111,642,974
Net Assets	$1,306,226,785
Net Assets Consist of:
Paid in surplus	$1,569,931,583
Distributable earnings (Accumulated losses)	(263,704,798)
Net Assets	$1,306,226,785
Net Assets
Class A	$1,002,720,793
Class B	291,849,566
Class E	11,656,426
Capital Shares Outstanding*
Class A	95,884,182
Class B	28,045,189
Class E	1,117,862
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.46
Class B	10.41
Class E	10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,475,599,526.
(b)	Includes securities loaned at value of $10,067,170.
(c)	Includes collateral of $570,977 for futures contracts and $260,000 for TBA securities.
Statement of Operations

Year Ended December 31, 2024
Investment Income
Interest	$53,787,893
Securities lending income	10,456
Total investment income	53,798,349
Expenses
Management fees	6,800,534
Administration fees	78,157
Custodian and accounting fees	151,438
Distribution and service fees—Class B	739,357
Distribution and service fees—Class E	18,896
Audit and tax services	76,966
Legal	45,579
Trustees’ fees and expenses	74,205
Shareholder reporting	75,568
Insurance	12,472
Miscellaneous	26,004
Total expenses	8,099,176
Less management fee waiver	(313,676)
Net expenses	7,785,500
Net Investment Income	46,012,849
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,991,200)
Futures contracts	117,244
Net realized gain (loss)	(8,873,956)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,346,221)
Futures contracts	42,474
Net change in unrealized appreciation (depreciation)	(5,303,747)
Net realized and unrealized gain (loss)	(14,177,703)
Net Increase (Decrease) in Net Assets From Operations	$31,835,146
See accompanying notes to financial statements.
BHFTII-418

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2024	Year Ended December 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$46,012,849	$36,705,716
Net realized gain (loss)	(8,873,956)	(33,766,470)
Net change in unrealized appreciation (depreciation)	(5,303,747)	62,257,330
Increase (decrease) in net assets from operations	31,835,146	65,196,576
From Distributions to Shareholders
Class A	(33,324,740)	(26,339,958)
Class B	(8,311,675)	(6,192,310)
Class E	(363,412)	(291,071)
Total distributions	(41,999,827)	(32,823,339)
Increase (decrease) in net assets from capital share transactions	(104,874,557)	(71,461,470)
Total increase (decrease) in net assets	(115,039,238)	(39,088,233)
Net Assets
Beginning of period	1,421,266,023	1,460,354,256
End of period	$1,306,226,785	$1,421,266,023

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Value	Shares	Value
Class A
Sales	2,314,713	$24,227,939	2,397,782	$24,808,435
Reinvestments	3,251,194	33,324,740	2,579,820	26,339,958
Redemptions	(14,851,704)	(155,507,859)	(11,627,271)	(118,736,964)
Net increase (decrease)	(9,285,797)	$(97,955,180)	(6,649,669)	$(67,588,571)
Class B
Sales	3,650,051	$38,112,409	3,569,147	$36,782,857
Reinvestments	814,072	8,311,675	608,282	6,192,310
Redemptions	(4,973,990)	(51,801,266)	(4,464,311)	(45,667,375)
Net increase (decrease)	(509,867)	$(5,377,182)	(286,882)	$(2,692,208)
Class E
Sales	145,995	$1,523,034	70,269	$727,876
Reinvestments	35,524	363,412	28,564	291,071
Redemptions	(328,610)	(3,428,641)	(213,234)	(2,199,638)
Net increase (decrease)	(147,091)	$(1,542,195)	(114,401)	$(1,180,691)
Increase (decrease) derived from capital shares transactions		$(104,874,557)		$(71,461,470)
See accompanying notes to financial statements.
BHFTII-419

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.54	$10.29	$11.58	$12.08	$11.85
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.27	0.16	0.10	0.20
Net realized and unrealized gain (loss)	(0.11)	0.22	(1.20)	(0.28)	0.42
Total income (loss) from investment operations	0.24	0.49	(1.04)	(0.18)	0.62
Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.25)	(0.32)	(0.39)
Total distributions	(0.32)	(0.24)	(0.25)	(0.32)	(0.39)
Net Asset Value, End of Period	$10.46	$10.54	$10.29	$11.58	$12.08
Total Return (%) (b)	2.34	4.87	(9.01)	(1.52)	5.24
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.51	0.50	0.51
Net ratio of expenses to average net assets (%) (c)	0.50	0.50	0.49	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	3.34	2.61	1.48	0.83	1.69
Portfolio turnover rate (%)	161 (d)	86 (d)	103 (d)	167 (d)	226 (d)
Net assets, end of period (in millions)	$1,002.7	$1,108.4	$1,150.8	$1,525.0	$1,493.8

	Class B
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.49	$10.24	$11.51	$12.01	$11.79
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.24	0.13	0.07	0.17
Net realized and unrealized gain (loss)	(0.11)	0.22	(1.18)	(0.28)	0.40
Total income (loss) from investment operations	0.21	0.46	(1.05)	(0.21)	0.57
Less Distributions
Distributions from net investment income	(0.29)	(0.21)	(0.22)	(0.29)	(0.35)
Total distributions	(0.29)	(0.21)	(0.22)	(0.29)	(0.35)
Net Asset Value, End of Period	$10.41	$10.49	$10.24	$11.51	$12.01
Total Return (%) (b)	2.09	4.59	(9.17)	(1.77)	4.91
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.76	0.75	0.76
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.74	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	3.09	2.36	1.24	0.58	1.43
Portfolio turnover rate (%)	161 (d)	86 (d)	103 (d)	167 (d)	226 (d)
Net assets, end of period (in millions)	$291.8	$299.5	$295.4	$384.8	$396.6
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTII-420

Brighthouse Funds Trust II
Western Asset Management U.S. Government Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.51	$10.26	$11.54	$12.03	$11.81
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.33	0.25	0.14	0.08	0.18
Net realized and unrealized gain (loss)	(0.11)	0.23	(1.19)	(0.27)	0.41
Total income (loss) from investment operations	0.22	0.48	(1.05)	(0.19)	0.59
Less Distributions
Distributions from net investment income	(0.30)	(0.23)	(0.23)	(0.30)	(0.37)
Total distributions	(0.30)	(0.23)	(0.23)	(0.30)	(0.37)
Net Asset Value, End of Period	$10.43	$10.51	$10.26	$11.54	$12.03
Total Return (%) (b)	2.18	4.70	(9.12)	(1.60)	5.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.67	0.66	0.65	0.66
Net ratio of expenses to average net assets (%) (c)	0.65	0.65	0.64	0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	3.19	2.46	1.34	0.69	1.54
Portfolio turnover rate (%)	161 (d)	86 (d)	103 (d)	167 (d)	226 (d)
Net assets, end of period (in millions)	$11.7	$13.3	$14.2	$17.9	$20.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 36%, 39%, 43%, 70% and 100% for the years ended December 31, 2024,
2023, 2022, 2021 and 2020, respectively.

See accompanying notes to financial statements.
BHFTII-421

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024
1.
Organization
Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (each a “Portfolio,” and collectively the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust and each of which is diversified. Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing certain Portfolios, as indicated in the table below (see also Note 5). Shares of the Portfolios are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.
Each Portfolio has registered and offers various classes of shares as shown in the respective Portfolio’s Statement of Assets and Liabilities. Shares of each class of a Portfolio represent an equal pro rata interest in a Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of a Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the net assets of each class relative to the net assets of a Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.
The table below lists each Portfolio offered and the Portfolio’s subadviser, if applicable, as of December 31, 2024.
Portfolio	Subadviser
Baillie Gifford International Stock Portfolio	Baillie Gifford Overseas Limited
BlackRock Bond Income Portfolio	BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio	BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond Portfolio	BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio	N/A
Brighthouse Asset Allocation 40 Portfolio	N/A
Brighthouse Asset Allocation 60 Portfolio	N/A
Brighthouse Asset Allocation 80 Portfolio	N/A
Brighthouse/Artisan Mid Cap Value Portfolio	Artisan Partners Limited Partnership
Brighthouse/Dimensional International Small Company Portfolio	Dimensional Fund Advisors LP
Brighthouse/Wellington Balanced Portfolio	Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities Portfolio	Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio	Frontier Capital Management Company, LLC
Jennison Growth Portfolio	Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio	Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth Portfolio	Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index Portfolio	MetLife Investment Management, LLC
MetLife Mid Cap Stock Index Portfolio	MetLife Investment Management, LLC
MetLife MSCI EAFE® Index Portfolio	MetLife Investment Management, LLC
MetLife Russell 2000® Index Portfolio	MetLife Investment Management, LLC
MetLife Stock Index Portfolio	MetLife Investment Management, LLC
MFS® Total Return Portfolio	Massachusetts Financial Services Company
MFS® Value Portfolio	Massachusetts Financial Services Company
Neuberger Berman Genesis Portfolio	Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio	T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio	T. Rowe Price Associates, Inc.
VanEck Global Natural Resources Portfolio	Van Eck Associates Corporation
Western Asset Management Strategic Bond Opportunities Portfolio	Western Asset Management Company, LLC
Western Asset Management U.S. Government Portfolio	Western Asset Management Company, LLC
The Brighthouse Asset Allocation 20, 40, 60 and 80 Portfolios (the “Asset Allocation Portfolios”) operate under a “fund of funds” structure, investing substantially all of their assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying BIA Portfolio,” and, collectively, the “Underlying BIA Portfolios”).
2.
Significant Accounting Policies
The preparation of a Portfolio’s financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2024, through the date the financial statements were issued.
BHFTII-422

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
The Portfolios are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946-Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.
Investment Valuation and Fair Value Measurements - Each Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time a Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
GAAP defines fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)
Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities held by a Portfolio, if any, will be disclosed following the fair value hierarchy table in the Portfolio’s Schedule of Investments.
Debt securities, including corporate, convertible, and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which a Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. A Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.
Investments in registered open-end management investment companies (including the Underlying BIA Portfolios) are valued at the reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.
BHFTII-423

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.
Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.
If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with fair valuation procedures adopted by the Adviser. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as each Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of each Portfolio’s investments to assist with such oversight.
No single standard for determining the fair value of an investment can be set  forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of a Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include:  matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.
Investment Transactions and Related Investment Income - Each Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on an accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes.  Capital gains distributions received from the Underlying BIA Portfolios are recorded as net realized gain in the applicable Portfolio’s Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with each Portfolio’s understanding of the applicable countries’ tax rules and rates.
In  consideration of recent decisions rendered by European courts, certain Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and
BHFTII-424

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
judicial proceedings within these countries. During the year ended December 31, 2024, the following Portfolios received EU tax reclaim payments that were not previously accrued for due to uncertainty of collectability.
Portfolio	Tax Reclaim Payments
Brighthouse/Dimensional International Small Company Portfolio	$51,450
MetLife MSCI EAFE Index Portfolio	221,317
VanEck Global Natural Resources Portfolio	22,309
Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by a Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by a Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.
Dividends and Distributions to Shareholders - The Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.
Income Taxes - It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. Each Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2024, no Portfolios had uncertain tax positions that would require financial statement recognition, derecognition or disclosure.
Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian will have a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2024, the following Portfolios had a payment due to the Custodian pursuant to the foregoing arrangement.
Portfolio	Due to Custodian
Jennison Growth Portfolio	$1,238,715
MetLife Russell 2000 Index Portfolio	14,843
Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2024. None of the Portfolios had significant average overdraft advances during the year ended December 31, 2024.
Each significant accounting policy described below does not necessarily apply to each Portfolio, unless otherwise noted. For more information on the investment practices in which a particular Portfolio may engage, please refer to the Portfolio’s prospectus.
High-Yield Debt Securities - Certain Portfolios may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A Portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a Portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.
Floating Rate Loans - Certain Portfolios may invest in loans arranged through private negotiation between one or more financial institutions. A Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection
BHFTII-425

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.
A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participation in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.
A Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Unfunded Loan Commitments - Certain Portfolios may enter into certain credit agreements, all or a portion of which may be unfunded. A Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Portfolio’s Schedule of Investments. As of December 31, 2024, the BlackRock Bond Income Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio had open unfunded loan commitments. At December 31, 2024, these Portfolios had sufficient cash and/or securities to cover these commitments.
Inflation-Indexed Bonds - Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the applicable Portfolio’s Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Stripped Securities - Certain Portfolios may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Portfolio may not fully recoup the initial investment in IOs.
Collateralized Obligations - Certain Portfolios may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.
For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
BHFTII-426

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Notes to Financial Statements — December 31, 2024— (Continued)
Mortgage-Related and Other Asset-Backed Securities - Certain Portfolios may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
In one type of SMBS, one class receives all the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on a Portfolio’s Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by a Portfolio are included in the Portfolio’s Schedule of Investments.
Certain Portfolios may invest a significant portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.
Mortgage Dollar Rolls - Certain Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, a Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.
Mortgage dollar roll transactions involve the risk that the market value of the securities that a Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.
TBA Purchase and Forward Sale Commitments - Certain Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of a Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.
When-Issued and Delayed-Delivery Securities - Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Short Sales - Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, a Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.
Certain Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. In addition, when a Portfolio engages in short sales, a lender may request,
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or market conditions may dictate that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. No more than one third of a Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.
Repurchase Agreements - Certain Portfolios may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which a Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolios’ policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.
Secured Borrowing Transactions -Certain Portfolios may enter into transactions consisting of a transfer of a security by a Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. These secured borrowing transactions are subject to a  Master Securities Forward Transaction Agreement ("MFSTA"). The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party.
A detailed breakdown of a Portfolio’s open transactions accounted for as secured borrowings, if any, are disclosed following the Portfolio’s Schedule of Investments.
Securities Lending - Certain Portfolios may lend their portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.
The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on a Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds.  The Portfolios retain effective control over the transferred securities, therefore the transaction is accounted for as a secured borrowing. The market value of investments made with cash collateral received is disclosed in the Portfolio’s Schedule of Investments and the valuation techniques are described in this Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.
Income received by a Portfolio in securities lending transactions during the year ended December 31, 2024 is reflected as securities lending income on the Portfolio’s Statement of Operations. The values of any securities loaned by a Portfolio and the related collateral at December 31, 2024 are disclosed in the Portfolio’s footnotes to the Schedule of Investments. The value of the related collateral received by each Portfolio exceeded the value of the Portfolio’s securities out on loan at December 31, 2024.
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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent a Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify each Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.
Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, certain Portfolios may direct certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to a Portfolio, if any, are shown separately as broker commission recapture on the Portfolio’s Statement of Operations. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Portfolio’s Financial Highlights for each share class.
3.
Investments in Derivative Instruments
Each derivative instrument described below does not necessarily apply to each Portfolio. For more information on the derivative instruments in which a particular Portfolio may enter into, please refer to the Portfolio’s prospectus.
Forward Foreign Currency Exchange Contracts - Certain Portfolios may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, a Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Portfolio’s Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Portfolio’s Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Portfolio’s Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. A Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Futures Contracts - Certain Portfolios may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolios’ investments in futures were used for either hedging or investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Portfolio’s Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Portfolio’s Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Portfolio’s Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.
Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.
Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class, or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the
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Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. A Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.
The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that a Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that a Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.
Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When a Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.
The premium received by a Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.
Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.
An option on exchange-traded futures contracts is an option contract in which the underlying instrument is a single futures contract.
Swap Agreements - Certain Portfolios may enter into swap agreements in which a Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). A Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Portfolio’s Schedule of Investments and restricted cash, if any, is reflected on the Portfolio’s Statement of Assets and Liabilities.
Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on a Portfolio’s Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on a Portfolio’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on a Portfolio’s Statement of Assets and Liabilities and as a component of unrealized appreciation/ depreciation on the Portfolio’s Statement of Operations. A Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Portfolio’s Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolio’s Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Portfolio’s Statement of Operations.
Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in a Portfolio’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolios may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum
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credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.
Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolios are not members of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolios hold cleared swaps through accounts at a clearing member. A Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.
Credit Default Swaps:  A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. A Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.
A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set  for the defaulted obligation.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the Portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.
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The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2024, for which the Portfolio is the seller of protection, are disclosed in the Portfolio’s Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.
Interest Rate Swaps:  A Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. A Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. A Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
Total Return Swaps:  A Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.
4.
Certain Risks
In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Portfolio. For a description of the principal risks associated with investing in a particular Portfolio, please refer to the Portfolio’s prospectus.
Market Risk: The value of securities held by a Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.
Foreign Investment Risk: The investments by a Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.
Natural Resource Risk:  The VanEck Global Natural Resources Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the VanEck Global Natural Resources Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more
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diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.
China Investment Risk:  Investments in China are subject to all of the risks described under “Foreign Investment Risk” above. In addition, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”). The Chinese Military Companies Sanctions or other similar actions targeting investment in China could impair the market value of the Portfolio’s investments and limit the Portfolio’s ability to buy, sell, receive or deliver certain securities. As a result, the Portfolio may incur losses.
Credit and Counterparty Risk:  A Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled, or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in a Portfolio’s financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. A Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser or a Portfolio’s subadviser, as applicable, may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, a Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set  by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).
For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives a Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Portfolio’s Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of a Portfolio under derivative contracts, if any, will be reported separately in the Portfolio’s Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio’s Schedule of Investments.
Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.
Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between a Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.
Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. A Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have
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a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.
Additional risks associated with each type of investment are described above within the respective security type notes. Each Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.
5.
Investment Management Fees and Other Transactions with Affiliates
Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolios. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to each of the Portfolios. For providing investment management services to the Portfolios, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:
Portfolio	Fees earned for the the year ended December 31, 2024	% per Annum	Average Daily Net Assets
Baillie Gifford International Stock Portfolio	$11,851,972	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
BlackRock Bond Income Portfolio	9,865,684	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion
BlackRock Capital Appreciation Portfolio	12,260,611	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion
BlackRock Ultra-Short Term Bond Portfolio	2,763,525	0.350%	Of the first $1 billion
		0.300%	Of amount in excess of $1 billion
Brighthouse Asset Allocation 20 Portfolio	352,804	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse Asset Allocation 40 Portfolio	2,126,818	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse Asset Allocation 60 Portfolio	5,069,597	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse Asset Allocation 80 Portfolio	4,588,637	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse/Artisan Mid Cap Value Portfolio	6,235,220	0.820%	Of the first $1 billion
		0.780%	On amounts in excess of $1 billion
Brighthouse/Dimensional International Small Company Portfolio	4,142,645	0.850%	Of the first $100 million
		0.800%	On amounts in excess of $100 million
Brighthouse/Wellington Balanced Portfolio	5,531,935	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion
Brighthouse/Wellington Core Equity Opportunities Portfolio	22,158,775	0.750%	Of the first $1 billion
		0.700%	On the next $2 billion
		0.650%	On amounts in excess of $3 billion
Frontier Mid Cap Growth Portfolio	7,699,625	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion
Jennison Growth Portfolio	17,233,241	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Loomis Sayles Small Cap Core Portfolio	3,426,542	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
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Portfolio	Fees earned for the the year ended December 31, 2024	% per Annum	Average Daily Net Assets
Loomis Sayles Small Cap Growth Portfolio	$3,276,170	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
MetLife Aggregate Bond Index Portfolio	5,209,953	0.250%	All Assets
MetLife Mid Cap Stock Index Portfolio	2,682,193	0.250%	All Assets
MetLife MSCI EAFE Index Portfolio	3,004,975	0.300%	All Assets
MetLife Russell 2000 Index Portfolio	2,201,500	0.250%	All Assets
MetLife Stock Index Portfolio	20,084,508	0.250%	All Assets
MFS® Total Return Portfolio	3,516,349	0.600%	Of the first $250 million
		0.550%	Of the next $500 million
		0.500%	On amounts in excess of $750 million
MFS® Value Portfolio	17,142,958	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million
Neuberger Berman Genesis Portfolio	7,649,892	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
T. Rowe Price Large Cap Growth Portfolio	13,599,328	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million
T. Rowe Price Small Cap Growth Portfolio	5,698,669	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million
VanEck Global Natural Resources Portfolio	6,403,753	0.800%	Of the first $250 million
		0.775%	Of the next $750 million
		0.750%	On amounts in excess of $1 billion
Western Asset Management Strategic Bond Opportunities Portfolio	12,291,506	0.650%	Of the first $500 million
		0.550%	On amounts in excess of $500 million
Western Asset Management U.S. Government Portfolio	6,800,534	0.550%	Of the first $500 million
		0.450%	On amounts in excess of $500 million
Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing certain of the Portfolios. The subadvisers are compensated by Brighthouse Investment Advisers to provide subadvisory services for the applicable Portfolios. See  Note 1 for a list of each Portfolio’s respective subadviser.
For providing subadvisory services to the MetLife Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife MSCI EAFE Index, MetLife Russell 2000 Index, and MetLife Stock Index Portfolios, the Adviser has agreed to pay MetLife Investment Management, LLC an investment subadvisory fee for each class of the Portfolios based upon annual rates applied to the respective Portfolios’ average daily net assets as follows:
Portfolio	Fees earned for the year ended December 31, 2024	% per Annum	Average Daily Net Assets
MetLife Aggregate Bond Index Portfolio (a)	$505,051	0.040%	On the first $500 million
		0.030%	Of the next $500 million
		0.015%	Of the next $1 billion
		0.010%	On amounts in excess of $2 billion
MetLife Mid Cap Stock Index Portfolio	257,274	0.030%	On the first $500 million
		0.020%	Of the next $500 million
		0.010%	On amounts in excess of $1 billion
MetLife MSCI EAFE Index Portfolio	441,942	0.050%	On the first $500 million
		0.040%	Of the next $500 million
		0.020%	On amounts in excess of $1 billion
MetLife Russell 2000 Index Portfolio	313,503	0.040%	On the first $500 million
		0.030%	Of the next $500 million
		0.015%	On amounts in excess of $1 billion
MetLife Stock Index Portfolio	576,690	0.020%	On the first $500 million
		0.015%	Of the next $500 million
		0.010%	Of the next $1 billion
		0.005%	On amounts in excess of $2 billion

(a)
Prior to December 1, 2024, the fees for each class of the MetLife Aggregate Bond Index Portfolio were at the annual rate of 0.040% of the first $500 million, 0.030% of the next $500 million, and
0.015% on amounts in excess of $1 billion.

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Management Fee Waiver - Pursuant to management fee waiver agreements, the Adviser has agreed, for the period May 1, 2024 to April 30, 2025, to reduce its advisory fees set  out above under “Investment Management Agreement” for each class of certain Portfolios as follows:
Portfolio	Fees waived for the the year ended December 31, 2024	% per Annum Reduction	Average Daily Net Assets
Baillie Gifford International Stock Portfolio	$1,715,394	0.080%	$156.25 million to $400 million
		0.180%	$400 million to $500 million
		0.120%	$500 million to $900 million
		0.150%	On amounts in excess of $900 million
BlackRock Bond Income Portfolio	352,859	0.030%	Of the first $1 billion
		0.025%	Of the next $1 billion
		(0.025)%	Of the next $1 billion
		(0.075)%	Of the next $400 million
BlackRock Capital Appreciation Portfolio	2,876,074	0.115%	Of the first $350 million
		0.165%	Of the next $350 million
		0.225%	Of the next $300 million
		0.160%	On amounts in excess of $1 billion
BlackRock Ultra-Short Term Bond Portfolio	197,395	0.025%	Of the first $1 billion
Brighthouse/Artisan Mid Cap Value Portfolio	736,432	0.090%	Of the first $500 million
		0.110%	Of the next $500 million
		0.130%	On amounts in excess of $1 billion
Brighthouse/Dimensional International Small Company Portfolio	817,371	0.200%	Of the first $100 million
		0.150%	On amounts in excess of $100 million
Brighthouse/Wellington Balanced Portfolio	0	0.020%	Of the first $500 million
		(0.030)%	Of the next $250 million
		(0.010)%	Of the next $250 million
Brighthouse/Wellington Core Equity Opportunities Portfolio	3,805,594	0.120%	Of the first $500 million
		0.145%	Of the next $500 million
		0.120%	Of the next $2 billion
		0.080%	Of the next $1.5 billion
		0.105%	On amounts in excess of $4.5 billion
Frontier Mid Cap Growth Portfolio	520,186	0.100%	Of the first $500 million
		0.025%	$850 million to $1 billion
		(0.025)%	$1 billion to $1.15 billion
Jennison Growth Portfolio	2,310,289	0.100%	Of the first $200 million
		0.050%	Of the next $800 million
		0.100%	Of the next $1 billion
		0.080%	On amounts in excess of $2 billion
Loomis Sayles Small Cap Core Portfolio	323,227	0.130%	Of the first $25 million
		0.080%	Of the next $75 million
		0.050%	Of the next $100 million
		0.100%	Of the next $300 million
		0.050%	On amounts in excess of $500 million
Loomis Sayles Small Cap Growth Portfolio	344,019	0.080%	Of the first $100 million
		0.100%	Of the next $400 million
		0.050%	On amounts in excess of $500 million
MetLife Aggregate Bond Index Portfolio (a)	149,725	0.005%	$500 million to $1 billion
		0.010%	$1 billion to $2 billion
		0.020%	On amounts in excess of $2 billion
MetLife Mid Cap Stock Index Portfolio	32,295	0.005%	$500 million to $1 billion
		0.010%	$1 billion to $2 billion
		0.015%	On amounts in excess of $2 billion
MetLife MSCI EAFE Index Portfolio	27,263	0.005%	$500 million to $1 billion
		0.010%	$1 billion to $2 billion
		0.015%	On amounts in excess of $2 billion
MetLife Russell 2000 Index Portfolio	19,256	0.005%	$500 million to $1 billion
		0.010%	$1 billion to $2 billion
		0.015%	On amounts in excess of $2 billion
MetLife Stock Index Portfolio	1,030,070	0.005%	$500 million to $1 billion
		0.010%	$1 billion to $2 billion
		0.015%	On amounts in excess of $2 billion
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Portfolio	Fees waived for the the year ended December 31, 2024	% per Annum Reduction	Average Daily Net Assets
MFS® Total Return Portfolio	$143,304	0.070%	$200 million to $250 million
		0.020%	$250 million to $500 million
		0.050%	$500 million to $1 billion
		0.075%	$1 billion to $1.25 billion
		0.025%	$1.25 billion to $1.5 billion
		(0.025)%	$1.5 billion to $3.84 billion
MFS® Value Portfolio	1,773,826	0.100%	Of the first $100 million
		0.050%	Of the next $100 million
		0.075%	Of the next $50 million
		0.025%	Of the next $250 million
		0.050%	Of the next $250 million
		0.025%	$1 billion to $1.5 billion
		0.100%	Of the next $1.5 billion
		0.125%	On amounts in excess of $3 billion
Neuberger Berman Genesis Portfolio	587,493	0.075%	Of the first $500 million
		0.050%	On amounts in excess of $500 million
T. Rowe Price Large Cap Growth Portfolio (b)	1,387,432	0.090%	Of the first $50 million
		0.060%	Of the next $50 million
		0.070%	Of the next $900 million
		0.045%	Of the next $500 million
		0.060%	Of the next $1.5 billion
		0.075%	On amounts in excess of $3 billion
VanEck Global Natural Resources Portfolio	488,670	0.050%	Of the first $500 million
		0.075%	On amounts in excess of $500 million
Western Asset Management Strategic Bond Opportunities Portfolio	1,007,939	0.055%	Of the first $500 million
		0.025%	Of the next $500 million
		0.050%	Of the next $1 billion
		0.075%	On amounts in excess of $2 billion
Western Asset Management U.S. Government Portfolio	220,011	0.030%	Of the first $100 million
		0.050%	$200 million to $500 million
		0.010%	$1 billion to $2 billion
		0.030%	On amounts in excess of $2 billion

(a)
Prior to December 1, 2024, the Adviser had agreed, for the period May 1, 2024 to November 30, 2024, to reduce its advisory fees for each class of the MetLife Aggregate Bond Index Portfolio at the annual rate of 0.005% for assets between $500 million to $1 billion, 0.010% for the next $1 billion, and 0.015% on amounts in excess of $2 billion. An identical agreement was in place during the period prior to May 1, 2024.

(b)	Fee waiver schedule applies provided the Portfolio's average daily net assets exceed $2 billion. If average daily net assets fall below $2 billion, a different fee schedule will apply.
Except as footnoted above, identical agreements were in place during the period prior to May 1, 2024 except as footnoted above. Amounts waived for the year ended December 31, 2024 are included in the amount shown as a management fee waiver in the Portfolios' Statement of Operations.
Additionally, for the Western Asset Management U.S. Government Portfolio (the “Western U.S. Government Portfolio”), for the period May 1, 2024 to April 30, 2025, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Western U.S. Government Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Western U.S. Government Portfolio and those of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place during the period prior to May 1, 2024. $93,665 was waived for the year ended December 31, 2024 and is included in the amount shown as a management fee waiver in the Western U.S. Government Portfolio’s Statement of Operations.
Certain subadvisers have voluntarily agreed to waive a portion of their subadvisory fees payable by the Adviser to the subadviser for managing the Portfolios. The Adviser has agreed to reduce its advisory fees to reflect a portion of the amount waived by the subadvisers for managing the Portfolios pursuant to these voluntary subadvisory fee waivers. Fees waived in the aggregate for the year ended
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December 31, 2024 are disclosed in the table below and are included in the total amount shown as a management fee waiver in the applicable Portfolio’s Statement of Operations.
Portfolio	Fees voluntarily waived for the year ended December 31, 2024
Brighthouse/Wellington Balanced Portfolio	$333,726
Brighthouse/Wellington Core Equity Opportunities Portfolio	927,372
T. Rowe Price Large Cap Growth Portfolio	523,729
T. Rowe Price Small Cap Growth Portfolio	261,593
During the year ended December 31, 2024 Massachusetts Financial Services Company, ("MFS") the subadviser to the Portfolios, voluntarily reimbursed the MFS Total Return and MFS Value Portfolios for certain trading costs. These reimbursements amounted to $6,239 and $29,429 respectively and are reflected in the amount shown as Other income in each Portfolio’s Statement of Operations and had no impact on the total return of each Portfolio.
Additionally, during the year ended December 31, 2024, MFS voluntarily reimbursed the MFS Total Return and MFS Value Portfolios for underperformance that occurred as a result of an operational error in the amounts of $86,468 and $263,100, respectively. The error did not result in a breach of regulatory or investment guidelines for the Portfolios. These reimbursements are reflected in the amount shown as Other income in each Portfolio's Statement of Operations and had no impact on the total return of each Portfolio.
Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Investment Advisers has contractually agreed, from May 1, 2024 to April 30, 2025, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Brighthouse Asset Allocation 20 Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Brighthouse Asset Allocation 20 Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2024 to April 30, 2025 are 0.10% and 0.35% for Class A and B, respectively.
As of December 31, 2024, the amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017. The amount of expenses deferred in 2022 subject to repayment until December 31, 2027 was $151,581. The amount of expenses deferred in 2023 subject to repayment until December 31, 2028 was $196,436. The amount of expenses deferred in 2024 subject to repayment until December 31, 2029 was $210,059.
Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.
Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.
Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by each Portfolio for the year ended December 31, 2024 are shown as Distribution and service fees in the Portfolio’s Statement of Operations.
BHFTII-438

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain Portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in each Portfolio’s Statement of Operations. The portion of the accrued obligations allocated to each Portfolio under the Plan is reflected as Deferred trustees’ fees in each Portfolio’s Statement of Assets and Liabilities.
6.
Contractual Obligations
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
7.
 Commitments and Contingent Liabilities
A Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At December 31, 2024, the BlackRock Bond Income Portfolio had an outstanding commitment of $1,099,703 to purchase a corporate bond issued by New Generation Gas Gathering LLC. Unrealized appreciation (depreciation) on any commitments outstanding at December 31, 2024 is separately presented in the Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, if applicable.
BHFTII-439

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
8.
Income Tax Information
The tax character of distributions paid for the years ended  December 31, 2024, and December 31, 2023 for each Portfolio, as applicable, were as follows:
	Year Ended December 31, 2024			Year Ended December 31, 2023
Portfolio	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Baillie Gifford International Stock Portfolio	$11,678,996	$92,485,066	$—	$18,472,670	$—	$—
BlackRock Bond Income Portfolio	114,091,303	—	—	87,087,715	—	—
BlackRock Capital Appreciation Portfolio	25,616,623	80,768,052	—	524,044	30,422,230	—
BlackRock Ultra-Short Term Bond Portfolio	44,882,459	—	—	13,861,272	—	—
Brighthouse Asset Allocation 20 Portfolio	9,969,043	—	—	13,830,052	8,618,568	—
Brighthouse Asset Allocation 40 Portfolio	83,161,264	5,700,291	—	128,146,172	192,534,499	—
Brighthouse Asset Allocation 60 Portfolio	174,877,611	156,795,463	—	292,562,238	771,278,096	—
Brighthouse Asset Allocation 80 Portfolio	116,744,455	167,891,449	—	248,138,575	952,499,338	—
Brighthouse/Artisan Mid Cap Value Portfolio	8,773,853	68,089,626	—	5,815,567	100,429,847	—
Brighthouse/Dimensional International Small Company Portfolio	15,628,211	8,192,987	—	13,039,768	16,466,084	—
Brighthouse/Wellington Balanced Portfolio	22,599,586	37,508,661	—	24,006,274	8,503,350	—
Brighthouse/Wellington Core Equity Opportunities Portfolio	42,791,151	107,942,995	—	42,047,165	328,302,289	—
Frontier Mid Cap Growth Portfolio	2,291,733	—	—	—	—	—
Jennison Growth Portfolio	—	331,919,887	—	—	—	—
Loomis Sayles Small Cap Core Portfolio	359,393	25,997,043	—	466,955	17,725,312	—
Loomis Sayles Small Cap Growth Portfolio	—	3,302,812	—	—	—	—
MetLife Aggregate Bond Index Portfolio	56,509,638	—	—	54,985,622	—	—
MetLife Mid Cap Stock Index Portfolio	18,157,196	48,486,055	—	11,896,032	63,775,012	—
MetLife MSCI EAFE Index Portfolio	29,150,225	8,877,630	—	23,613,462	—	—
MetLife Russell 2000 Index Portfolio	11,820,018	29,380,979	—	10,026,275	14,544,513	—
MetLife Stock Index Portfolio	98,736,991	480,679,790	—	94,678,546	472,175,570	—
MFS® Total Return Portfolio	15,087,099	29,348,126	—	12,611,575	31,461,307	—
MFS® Value Portfolio	49,396,123	252,521,382	—	49,915,522	330,630,616	—
Neuberger Berman Genesis Portfolio	852,138	88,376,066	—	746,186	80,701,632	—
T. Rowe Price Large Cap Growth Portfolio	—	128,882,716	—	—	—	—
T. Rowe Price Small Cap Growth Portfolio	444,864	63,171,806	—	470,640	29,378,866	—
VanEck Global Natural Resources Portfolio	21,227,812	30,184,927	—	24,403,616	—	—
Western Asset Management Strategic Bond Opportunities Portfolio	158,648,637	—	—	143,060,869	—	—
Western Asset Management U.S. Government Portfolio	41,999,827	—	—	32,823,339	—	—
As of December 31, 2024, the components of distributable earnings (accumulated losses) on a federal income tax basis for each Portfolio were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses
Baillie Gifford International Stock Portfolio	$8,545,282	$55,384,323	$198,111,094	$—
BlackRock Bond Income Portfolio	137,323,188	—	(192,042,690)	(464,174,800)
BlackRock Capital Appreciation Portfolio	6,121,395	233,717,606	829,265,123	—
BlackRock Ultra-Short Term Bond Portfolio	38,102,388	—	192,943	—
Brighthouse Asset Allocation 20 Portfolio	9,757,662	—	(41,457,489)	(4,801,057)
Brighthouse Asset Allocation 40 Portfolio	85,288,819	36,581,293	(250,476,377)	—
Brighthouse Asset Allocation 60 Portfolio	193,838,008	228,975,979	(293,395,835)	—
Brighthouse Asset Allocation 80 Portfolio	135,824,957	285,564,254	119,869,272	—
Brighthouse/Artisan Mid Cap Value Portfolio	10,324,071	121,793,270	133,881,692	—
Brighthouse/Dimensional International Small Company Portfolio	15,755,969	24,717,490	(6,673,072)	—
Brighthouse/Wellington Balanced Portfolio	41,301,377	115,886,271	79,624,050	—
Brighthouse/Wellington Core Equity Opportunities Portfolio	41,443,300	354,329,711	753,954,631	—
Frontier Mid Cap Growth Portfolio	25,826,016	47,596,683	183,571,734	—
Jennison Growth Portfolio	—	512,214,042	1,430,627,927	—
Loomis Sayles Small Cap Core Portfolio	1,128,700	42,213,468	103,717,652	—
Loomis Sayles Small Cap Growth Portfolio	847,144	37,553,118	91,243,311	—
MetLife Aggregate Bond Index Portfolio	70,036,088	—	(255,031,586)	(155,799,034)
MetLife Mid Cap Stock Index Portfolio	34,047,112	66,844,510	285,243,870	—
BHFTII-440

Brighthouse Funds Trust II
Notes to Financial Statements — December 31, 2024— (Continued)
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses
MetLife MSCI EAFE Index Portfolio	$26,243,333	$10,285,471	$241,390,560	$—
MetLife Russell 2000 Index Portfolio	14,379,734	50,551,412	223,895,934	—
MetLife Stock Index Portfolio	111,645,678	759,255,524	5,564,645,489	—
MFS® Total Return Portfolio	15,757,931	39,816,355	55,725,548	—
MFS® Value Portfolio	45,245,788	296,739,866	738,157,978	—
Neuberger Berman Genesis Portfolio	1,168,842	106,910,153	327,795,448	—
T. Rowe Price Large Cap Growth Portfolio	—	314,551,002	1,125,702,203	—
T. Rowe Price Small Cap Growth Portfolio	42,819,098	196,794,651	215,690,987	—
VanEck Global Natural Resources Portfolio	24,636,641	13,086,812	2,202,358	—
Western Asset Management Strategic Bond Opportunities Portfolio	142,461,291	—	(68,523,714)	(629,072,330)
Western Asset Management U.S. Government Portfolio	50,346,251	—	(89,675,772)	(224,164,475)
The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.
The accumulated capital losses carried forward as of December 31, 2024 and prior years accumulated capital losses utilized for each Portfolio, as applicable, were as follows:
	Accumulated Losses Carried Forward		Accumulated Losses Utilized
Portfolio	Short-Term	Long-Term	Short-Term	Long-Term
BlackRock Bond Income Portfolio	$172,299,932	$291,874,868	$—	$—
Brighthouse Asset Allocation 20 Portfolio	—	4,801,057	—	—
Frontier Mid Cap Growth Portfolio	—	—	57,268,051	—
MetLife Aggregate Bond Index Portfolio	21,631,610	134,167,424	—	—
Western Asset Management Strategic Bond Opportunities Portfolio	164,815,232	464,257,098	—	—
Western Asset Management U.S. Government Portfolio	34,269,877	189,894,598	—	—
9.
Recent Accounting Update
During the year, the Trust adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The intent of ASU 2023-07 is to improve reportable segment disclosures. Adoption of this standard impacted financial statement disclosures only and had no impact on the Portfolios’ financial position or their results of operations. Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expense, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”), and for which discrete financial information is available. The Trust’s President and Chief Executive Officer acts as the Portfolios’ CODM. Each Portfolio operates as a single reportable segment, which reflect how the CODM monitors and manages the operating results of each Portfolio. The CODM manages the allocation of resources in accordance with each Portfolios’ objective and the terms of their prospectus and evaluates the total return of the Portfolios versus their comparative benchmarks. The Adviser or Subadviser implements the investment objective and program by selecting securities and determining asset allocation ranges. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios,changes in net assets from operations and portfolio composition is consistent with that presented within each Portfolios’ financial statements and financial highlights.
BHFTII-441

Brighthouse Funds Trust II
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Brighthouse Funds Trust II and the Shareholders of the Portfolios:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Portfolios listed in the table below (the "Portfolios"), each a portfolio of Brighthouse Funds Trust II, as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Portfolios	Portfolios
Baillie Gifford International Stock Portfolio	Loomis Sayles Small Cap Growth Portfolio
BlackRock Bond Income Portfolio	MetLife Aggregate Bond Index Portfolio
BlackRock Capital Appreciation Portfolio	MetLife Mid Cap Stock Index Portfolio
BlackRock Ultra-Short Term Bond Portfolio	MetLife MSCI EAFE® Index Portfolio
Brighthouse Asset Allocation 20 Portfolio	MetLife Russell 2000® Index Portfolio
Brighthouse Asset Allocation 40 Portfolio	MetLife Stock Index Portfolio
Brighthouse Asset Allocation 60 Portfolio	MFS® Total Return Portfolio
Brighthouse Asset Allocation 80 Portfolio	MFS® Value Portfolio
Brighthouse/Artisan Mid Cap Value Portfolio	Neuberger Berman Genesis Portfolio
Brighthouse/Dimensional International Small Company Portfolio	T. Rowe Price Large Cap Growth Portfolio
Brighthouse/Wellington Balanced Portfolio	T. Rowe Price Small Cap Growth Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio	VanEck Global Natural Resources Portfolio
Frontier Mid Cap Growth Portfolio	Western Asset Management Strategic Bond Opportunities Portfolio
Jennison Growth Portfolio	Western Asset Management U.S. Government Portfolio
Loomis Sayles Small Cap Core Portfolio
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of
BHFTII-442

Brighthouse Funds Trust II
Report of Independent Registered Public Accounting Firm
December 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2025
We have served as the auditor of one or more Brighthouse investment companies since 1983.
BHFTII-443

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements (Item 11)
At a meeting held on December 3-4, 2024 (the “December Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust II (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trust’s advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trust (each a “Portfolio,” and collectively, the “Portfolios”). At the December Meeting, the Board, including a majority of the Independent Trustees, also approved the continuation of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with each Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Portfolios that had engaged a Sub-Adviser (each, a “Sub-Advised Portfolio” and collectively, the “Sub-Advised Portfolios”). Each Agreement was approved for the annual contract renewal period from January 1, 2025 through December 31, 2025.
The Board met with personnel of the Adviser on October 1-2, 2024 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements for each Portfolio, and the Board reviewed and discussed specific information that the Adviser and Sub-Advisers, as applicable, had provided at the request of the Independent Trustees.  During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser provided at the December Meeting (the October Meeting and the December Meeting are referred to collectively as, the “Meetings”).  The Board has five regularly scheduled meetings each year, including the October Meeting, and takes into account throughout the year matters bearing on the Agreements.  During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.
In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process and that were provided to and discussed with the Board throughout the year.  In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing.  Information about the Adviser and each Sub-Adviser, as applicable, included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers.
In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set  forth comparative performance and expense information for each Portfolio.  In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”).  The Independent Trustees met in executive session with representatives of JDL at the time of the October Meeting to discuss the JDL Report.
At the December Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the applicable Agreements. The Board also concluded that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser and to each Sub-Adviser, as applicable, appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser, respectively.  Further, the Board concluded that the Adviser’s profitability in providing services under each Advisory Agreement did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser.  The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.  Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.
In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them.  The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio through the exercise of its business judgment.  The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions.  The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.
Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as applicable, provided to the Portfolios.  The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), compliance programs and personnel, and risk management programs, among other things. The Board considered the Adviser’s services as investment manager to the Sub-Advised Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, as applicable, and, in particular, each Sub-Adviser’s investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs,
BHFTII-444

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
among other things.  The Adviser’s services in coordinating and overseeing the activities of the Trust’s other service providers were also considered.  The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements, including related to liquidity, valuation, and derivatives risk management, as relevant. The Board considered information received from the Trust’s Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures, as applicable.  The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to review and assess the services that are provided to the Portfolios, including for the Sub-Advised Portfolios, to conduct periodic meetings with the Sub-Advisers throughout the year, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings.  In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above. With respect to the services provided by each of the Sub-Advisers for the Sub-Advised Portfolios, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review.  The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Sub-Advised Portfolio (as described in more detail below).  The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Sub-Advised Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services.  The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Sub-Advised Portfolio and other information relating to the Sub-Adviser’s business and operations.  The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Sub-Advised Portfolios.  The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.
With respect to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio and Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolios”), the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trust and Brighthouse Funds Trust I (the “Underlying Portfolios”).  Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios, including asset allocations and performance metrics.
Performance. The Board placed emphasis on the performance of each Portfolio in the context of the Portfolio’s investment objectives and strategies and the performance of the relevant markets in which the Portfolio invests.  The Board considered the Adviser’s periodic presentations to the Board of detailed information about each Portfolio’s performance results in light of relevant market conditions.  The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report.  The Board also compared the performance of each Sub-Advised Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided.  The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer group members.
The Board focused particular attention on Portfolios with less favorable performance records.  The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Sub-Advised Portfolios.
Fees and Expenses. The Board gave consideration to the levels and structures of  the fees payable under the Agreements.  The Board reviewed and considered the information in the JDL Report concerning fees and expenses.  The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2023 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”), and, for the Sub-Advised Portfolios, also a broad group of peer sub-advised funds (“Sub-advised Expense Universe”) and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”).  In particular, the Board reviewed, as applicable, comparisons of each Portfolio’s management fees and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe, and contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group.  The
BHFTII-445

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.  The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.  In addition, for the Sub-Advised Portfolios, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided, including the Sub-Adviser’s explanation of differences among the funds and other accounts where relevant.
For the Sub-Advised Portfolios, the Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees.  The Board also considered that the Adviser had entered into agreements with certain of the Portfolios to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.
Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis.  In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust and Brighthouse Funds Trust I in which the Asset Allocation Portfolios invest.  For the Sub-Advised Portfolios, the Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Sub-Advised Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length.  In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.
Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.
The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement, as applicable, for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.
Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trust.  Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trust, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities.  The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Sub-Advised Portfolio.  In addition, for the Sub-Advised Portfolios, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Sub-Advised Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations).  The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trust and overall reputational benefits.
The Board considered information from the Adviser and Sub-Advisers, as applicable, pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.  In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.  The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.
*****
Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World ex-U.S. Index, for the one-year period ended October 31, 2024, and underperformed the same benchmark for the three- and five-year periods ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s
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Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
performance, including in light of its investment strategies and prevailing market conditions.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
BlackRock Bond Income Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one- and three-year periods ended June 30, 2024, and outperformed the median and average of its Performance Universe for the five-year period ended June 30, 2024.  The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one- and five-year periods ended October 31, 2024, and underperformed the same benchmark for the three-year period ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2024 and underperformed the median of its Performance Universe for the three-year period ended June 30, 2024.  The Board also considered that the Portfolio outperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2024 and underperformed the same benchmark for the three- and five-year periods ended October 31, 2024.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one-year period ended June 30, 2024, and outperformed the average of its Performance Universe for the three- and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed its benchmark, the Bank of America/Merrill Lynch 3-Month T-Bill Index, for the one-, three-, and five-year periods ended October 31, 2024.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
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Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Brighthouse/Artisan Mid Cap Value Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and above the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.
Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-year period ended October 31, 2024, and outperformed the same benchmark for the three- and five-year periods ended October 31, 2024.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio.
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2024.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.  The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.
Brighthouse/Wellington Core Equity Opportunities Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and above the Expense Group median and the Sub-advised Expense Universe median.  The Board considered that the Portfolio’s total expenses (exclusive of
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Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
12b-1 fees) were below the Expense Universe median, the Expense Group median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.
Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one-year period ended June 30, 2024, and outperformed the average of its Performance Universe for the three- and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed the Brighthouse AA 20 Narrow Index for the one-year period ended October 31, 2024 and outperformed the same index for the three- and five-year periods ended October 31, 2024. The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board also noted the presence of the expense cap in effect for the Portfolio.
The Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were equal to the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed the Brighthouse AA 40 Narrow Index for the one-, three-, and five-year periods ended October 31, 2024.  In addition, the Board noted that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed the Brighthouse AA 60 Narrow Index for the one-, three-, and five-year periods ended October 31, 2024.  The Board also noted that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-year period ended October 31, 2024, and outperformed the same benchmark for the three- and five-year periods ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
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Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2024, and performed equal to the median of its Performance Universe for the five-year period ended June 30, 2024.  The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one- and three-year periods ended June 30, 2024, and outperformed the average of its Performance Universe for the five-year period ended June 30, 2024. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the one-, three-, and five-year periods ended October 31, 2024.  The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one- and five-year periods ended October 31, 2024, and underperformed the same benchmark for the three-year period ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2024. The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one- and five-year periods ended June 30, 2024 and outperformed the average of its Performance Universe for the three-year period ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated a waiver to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the sub-advisory fee waiver from January 1, 2025 through April 30, 2026.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median.  The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.
Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- five-year periods ended June 30, 2024 and underperformed the median of its Performance Universe for the three-year period ended June 30, 2024. The Board considered that the Portfolio outperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2024 and underperformed its benchmark for the three- and five-year periods ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group, each at the Portfolio’s current size.
Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:
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Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2024. The Board also considered that the Portfolio outperformed the median and average of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-year period ended October 31, 2024 and outperformed its benchmark for the three- and five-year periods ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-year period ended June 30, 2024 and outperformed the median and average of its Performance Universe for the three-, and five-year periods ended June 30, 2024.  The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one- and three-year periods ended October 31, 2024, and outperformed its benchmark for the five-year period ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2024, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2024.
The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the S&P MidCap 400 Index, for the one-, three-, and five-year periods ended October 31, 2024, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
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Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024.  The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2024, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2024 and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2024. The Board considered that the Portfolio underperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one- and five-year periods ended October 31, 2024, and outperformed its benchmark for the three-year period October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.  The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fee was below the Expense Group median and above the Expense Universe Median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2024, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group
BHFTII-452

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2024 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2024. The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one-year period ended June 30, 2024, outperformed the average of its Performance Universe for the three-year period ended June 30, 2024, and performed the same as the average of its Performance Universe for the five-year period ended June 30, 2024. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.
MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group and above the Sub-advised Expense Universe at the Portfolio’s current size.
Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Investment Advisers LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the medians and averages of both of its Performance Universes for the one-year period ended June 30, 2024 and outperformed the medians and averages of both of its Performance Universes for the three- and five-year periods ended June 30, 2024. The Board further considered that the Portfolio underperformed one of its benchmarks, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2024 and outperformed the same benchmark for the five-year period ended October 31, 2024. The Board also noted that the Portfolio underperformed its other benchmark, the Russell 2000 Index, for the one-year period ended October 31, 2024 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
BHFTII-453

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T.  Rowe Price Associates, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-year period ended June 30, 2024 and underperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2024. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T.  Rowe Price Associates, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one- and three-year periods ended October 31, 2024 and underperformed the same benchmark for the five-year period ended October 31, 2024. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
VanEck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board also noted that the Portfolio outperformed its other benchmark, the S&P Global Natural Resources Index, for the one- and five-year periods ended October 31, 2024 and underperformed the same benchmark for the three-year period ended October 31, 2024. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Sub-advised Expense Universe median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser, Western Asset Management Company, LLC, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2024. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2024. The Board also considered that the Portfolio outperformed its blended benchmark for the one- and five-year periods ended October 31, 2024 and underperformed its blended benchmark for the three-year period ended October 31, 2024.
BHFTII-454

Brighthouse Funds Trust II
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio underperformed the median and average of its Performance Universe for the one- and three-year periods ended June 30, 2024 and outperformed the median and average of its Performance Universe for the five-year period ended June 30, 2024. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index for the one-year period ended October 31, 2024 and underperformed the same benchmark for the three- and five-year periods ended October 31, 2024.  The Board also considered that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2024.  The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
BHFTII-455

Quarterly Portfolio Schedule
The Trust files its complete schedule of portfolio holdings as an attachment to Form N-PORT for the first and third quarters of each fiscal year. The Trust’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling (800) 848-3854.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(101) Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 7, 2025

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 7, 2025